UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman Sachs & Co. LLC	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: March 31, 2020

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	March 31, 2020

Long Short Credit Strategies Fund

It is our intention that beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of the Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Institutional, Service, Class R6, and Class P shareholders or 800-526-7384 for all other shareholders. If you hold shares of the Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Fund’s transfer agent if you invest directly with the transfer agent.

Goldman Sachs Long Short Credit Strategies Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

Goldman Sachs Long Short Credit Strategies Fund

Recent Market Events related to COVID-19

While this annual report covers the twelve month period ended March 31, 2020, we want to describe some more recent events through the end of May.

An outbreak of a novel strain of coronavirus (COVID-19) has emerged globally. The outbreak of COVID-19 has prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, curfews and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, and disruption in manufacturing and supply chains. While governments have already taken unprecedented action to limit disruption to the financial system, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of and subsequent intervening measures intended to limit the spread of COVID-19. The Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions, events or actions. The full extent of the impact of COVID-19 on the Fund’s performance cannot be determined at this time and will depend on future developments, including the duration and the continued spread of the outbreak. Goldman Sachs Asset Management’s long-term commitment to you, our Fund shareholders, remains unchanged. We encourage you to maintain perspective and stay current with timely commentary and investment insights by visiting gsam.com.

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PORTFOLIO RESULTS

Goldman Sachs Long Short Credit Strategies Fund

Investment Objective

The Fund seeks an absolute return comprised of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Opportunistic Corporate Credit Portfolio Management Team discusses the Goldman Sachs Long Short Credit Strategies Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares generated average annual total returns, without sales charges, of -4.90%, -5.50%, -4.59%, -4.56%, -4.47%, -5.03% and -4.46%, respectively. These returns compare to the 2.37% average annual total return of the Fund’s benchmark, the ICE BofAML U.S. Dollar 3-Month LIBOR Constant Maturity Index (the “Index”), during the same time period.

Because the composition of the Index (e.g. short-term cash securities) is not comparable to the range of instruments in which the Fund may transact (e.g., various credit-related instruments), references to the Index are for informational purposes only and not an indication of how the Fund is managed.

Q	What economic and market factors most influenced the corporate credit markets as a whole during the Reporting Period?

A	As the Reporting Period began with the second quarter of 2019, U.S. credit markets, specifically U.S. high yield corporate credit, as measured by the Bloomberg Barclays U.S. Corporate High Yield Index, delivered a positive total return amid a strong start and end to the quarter. A better than consensus expected earnings season, tepid domestic inflation, an accommodative Federal Reserve (“Fed”) and anticipation of a lengthier credit cycle buoyed sentiment for high yield assets during the quarter. Spreads, or yield differentials to duration-equivalent U.S. Treasuries, tightened during the quarter. CCC-rated bonds underperformed B-rated and BB-rated bonds, even in a quarter when equities rallied. Gross issuance volume totaled $74.7 billion, the highest quarterly total on record since the third quarter of 2017 and could be compared with $65.4 billion of issuance during the prior quarter. High yield mutual funds reported inflows in five of the first six months of calendar year 2019, but the quarterly number reflected an outflow of $600 million attributable primarily to May 2019.

U.S. high yield corporate credit generated positive, albeit more modest, returns in the third quarter of 2019. Ongoing trade uncertainty and broader market volatility challenged risk asset performance during the quarter. However, ongoing accommodation from central banks globally provided some cushion. Spreads widened during the third calendar quarter. CCC-rated bonds underperformed B-rated and BB-rated bonds, again in a quarter when equities rallied. Gross issuance volume in the third quarter of 2019 totaled $67.7 billion. High yield mutual funds reported a $2.8 billion inflow.

U.S. high yield corporate credit posted its third best quarterly return during the past three years in the fourth quarter of 2019. Accommodative central bank policy, improved investor sentiment toward risk assets, and a “Phase One” U.S.-China trade deal bolstered performance of high yield assets. Spreads tightened during the fourth calendar quarter. In a reversal from the prior two quarters, CCC-rated bonds outperformed B-rated and BB-rated bonds. Gross new issuance amounted to $78.4 billion, representing the highest quarterly issuance in 2019. High yield mutual funds reported $3.6 billion of inflows.

U.S. high yield corporate credit then experienced a sharp sell-off during the first quarter of 2020, with the Bloomberg Barclays U.S. Corporate High Yield Index posting a -12.68% quarterly return. This marked the weakest quarterly return since the fourth quarter of 2008 when the economy was grappling with the global financial crisis. Perceptions of slowing global economic growth alongside sharp equity and oil price declines — as well as outflows from the sector due to the twin oil-coronavirus shock — contributed to underperformance. Additionally, stressed liquidity conditions and increasing

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PORTFOLIO RESULTS

concerns around what are known as fallen angels, or bonds moving from investment grade into high yield, also hurt risk sentiment. Spreads widened significantly. Lower oil prices especially weighed on energy-related issuers within the sector, many of which are CCC-rated. As a result, CCC-rated bonds substantially underperformed returns delivered by BB-rated and B-rated bonds. All of the 21 industries within the Bloomberg Barclays U.S. Corporate High Yield Index posted negative returns in the month of March 2020. Gross new issuance amounted to $72.7 billion in the first quarter of 2020, up 11% on a year over year basis, with 74% of the volume used for refinancing purposes. High yield mutual funds reported $16.7 billion of outflows for the quarter.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	As a part of our investment philosophy, we apply a value-oriented approach to credit market investing, with a focus on capital preservation via high conviction ideas. Consistent with the cornerstone of our fundamentally-based investment process focused on bottom-up security selection, the Fund’s performance during the Reporting Period was attributable to individual security selection.

We maintained our focus on corporate fundamentals and earnings during the Reporting Period. While the Fund posted negative absolute returns, it notably outperformed the -6.94% return of the Bloomberg Barclays U.S. Corporate High Yield Index during the Reporting Period. The Fund’s long position in the communications and consumer noncyclical sectors contributed positively to performance. Having a position in cash during a Reporting Period when the U.S. corporate high yield market sold off also helped as did the Fund’s tactical short position in a high yield credit default swap index, a position taken in an effort to mitigate risk and serve as a portfolio market hedge. The largest individual contributors during the Reporting Period included long positions in Sprint, Adient Global Holdings and Rite Aid.

Conversely, these gains were offset by long positioning in energy, capital goods and consumer cyclical credits, which detracted. The largest individual detractors during the Reporting Period were the Fund’s positions in Gulfport Energy, WPX Energy and Noble Holdings. The Fund’s interest rate swaps, which are used to hedge duration, detracted from performance as well.

Importantly, since the Fund’s portfolio is constructed through bottom-up, fundamental research and not relative to a benchmark, there is no requirement to hold issues from any single company or sector.

Q	Which segments of the corporate credit sector most significantly affected Fund performance?

A	The corporate credit markets, as mentioned earlier, performed well during the first three quarters of the Reporting Period but were then hit hard in the first quarter of 2020 by a sell-off of riskier assets broadly, driven by both the oil supply shock and the rippling effects of the global spread of the COVID-19 pandemic. U.S. high yield corporate bonds and bank loans were among the weakest performers during the Reporting Period, as spreads widened. Investment grade corporate bonds performed comparatively better but also posted negative, albeit more modest, absolute returns. Our ability to identify select issuers within the corporate credit sector contributed positively to the Fund’s performance during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund does not use duration and yield curve positioning as active management strategies within its investment process. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths.) That said, we maintained a long duration profile within the Fund’s portfolio, which may reduce sensitivity to declining interest rates. At the same time, the Fund does implement interest rate swaps to hedge the interest rate risk of certain bonds, thereby limiting the Fund’s exposure to changes in interest rates. The Fund’s interest rate swap positions detracted from its performance during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used credit default swaps via a short position in a credit default swap high yield index to tactically hedge market risk, which contributed positively to performance. The Fund used interest rate swaps to hedge the interest rate risk of certain bonds, thereby limiting the Fund’s exposure to changes in interest rates. Interest rate swaps detracted from Fund performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we continued to pursue investment opportunities based on fundamental, bottom-up research, which, in our view, offered compelling risk-adjusted return potential.

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PORTFOLIO RESULTS

Prior to the OPEC-induced energy sell-off, we reduced the Fund’s exposure to lower quality exploration and production companies and energy service providers, including Noble Holdings, Gulfport Energy, QEP Resources, CNX Resources and Meg Energy, among others. Away from energy, we sought to position the Fund in sectors less likely to be impacted by COVID-19, such as communications, consumer noncyclicals, capital goods and technology, with more minor weightings in the hardest hit sectors, such as gaming, restaurants and retailers.

We reduced but maintained the Fund’s short position in a credit default swap high yield index, as a reflection of our cautious view. We believe we will continue to see increased market volatility as 2020 progresses. One of the key tenets of our investment philosophy is capital preservation, which leads us to take a more defensive, cautious position given certain market conditions. We also believe our hedged approach may provide for active downside management for investors seeking to mitigate market risk and volatility.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective August 6, 2019, Goldman Sachs Asset Management’s (“GSAM”) Alternative Credit platform was integrated with the GSAM Leveraged Credit platform. In so doing, Salvatore Lentini, Managing Director, no longer served as a portfolio manager for the Fund. Michael McGuiness, Head of Opportunistic Corporate Credit and a portfolio manager with 25 years of investment experience, joined Ashish Shah, Managing Director and co-Chief Investment Officer of Global Fixed Income, as a portfolio manager for the Fund. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and helps to ensure continuity in the Fund.

Q	How was the Fund positioned at the end of March 2020?

A	Through most of the Reporting Period, the Fund remained focused on higher quality issuers amid higher volatility related to geopolitical uncertainty, oil price volatility and the economic shutdown driven by the COVID-19 global pandemic. We believe a focus on fundamentals and security selection may well be increasingly important in the credit picker’s market seen at the end of the Reporting Period. While we continued to see value in the credit markets, we believed the Fund’s ability to be flexible across the spectrum of corporate credit allowed us to capitalize on changing market conditions.

At the end of the Reporting Period, the Fund’s exposure to energy-related issues stood at approximately 6% of net assets, compared to major U.S. high yield corporate bond indices that ranged from 10% to 11%. We were biased toward holdings in issuers that are larger, higher-rated and maintain a strong hedge book (A hedge book is simply the use of various derivative instruments, including futures contracts, energy commodity swaps, options and more complex hedging structures such as basis swaps, collars and spreads on options, that participants in the energy commodity markets may use to hedge their energy price risk.). As for energy service providers, the Fund held investments in the structurally senior portion of these issuers’ capital structures, such as secured/guaranteed notes. We believed the Fund’s overall energy exposure was positioned well to withstand the recent downturn in commodity prices.

Away from energy, we maintained a similar bias toward higher quality issuers (holdings comprised of BB-rated and investment grade rated issues), structurally senior securities (secured high yield bonds and secured bank loans), and an opportunistic cash balance. The Fund had its most significant exposures outside of energy to the health care, media non-cable, media-cable & satellite TV, technology and packaging industries at the end of the Reporting Period.

Reflecting these views, as of March 31, 2020, approximately 52% of the Fund’s total net assets was invested in unsecured debt obligations, 12% in secured debt obligations, 29% in bank loans, 3% in investment grade corporate bonds, less than 1% in preferred and other equity securities and 6% in cash and cash equivalents. The Fund’s notional derivative exposure, calculated as a percentage of total net assets, was -12% in a credit default swap high yield index. The Fund had a total of 233 holdings at March 31, 2020, with the Fund’s top long positions, as measured by a percentage of total net assets invested, in the corporate issues of Charter Communications, Sprint and Centene.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A

At the end of the Reporting Period, we continued to scrutinize the Fund’s portfolio on a sector basis to identify potential vulnerabilities and opportunities. Still, the rippling effects of the COVID-19 pandemic have been large, and the large amount of forced selling resulted in investors selling what they could, not what they wanted. This dynamic created

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PORTFOLIO RESULTS

a “nowhere to hide” environment that pressured all segments of the corporate credit markets—investment grade, high yield and leveraged loans alike.

Given the lack of liquidity and significant and broad forced selling that took place toward the end of the Reporting Period, the credit market dislocation has been large and has resulted in large, unrealized mark-to-market losses. We have been actively seeking to add attractive holdings to the Fund’s portfolio while effecting swaps that increase the overall quality of the portfolio and, at the same time, maintain upside to a potential rebound in credit markets. At the end of the Reporting Period, we believed the Fund’s holdings were deeply discounted and offered rather attractive returns for patient investors.

In short, we believe managers with a flexible approach are in the best position to source these opportunities as well as to navigate the cycle going forward. We further believe a sound approach, grounded in fundamentals with a focus on capital preservation, may offer a compelling means to navigate the current and anticipated market environment in the months ahead. We believe heightened volatility may lead to additional periods of technical dislocations in the market, which may provide for attractive single-name investing opportunities. We also intend to continue dynamically adjusting the Fund’s short position in a high yield credit default swap index, a position taken in an effort to mitigate risk during periods of market volatility and sell-offs.

As always, we intend to remain disciplined in our approach focused on credit selection. Our investment team has been identifying what we view as several investment opportunities in the new issue debt market, as we have seen what we consider to be attractive price entry points. Overall, we believe the Fund’s ability to be flexible across the corporate credit spectrum — high yield, loans, bank loans and investment grade credit — enables the Fund to step in and seek to take advantage of market opportunities when inefficiencies arise as well as to capitalize on changing and challenging market conditions.

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FUND BASICS

FUND COMPOSITION[1]

Percentage of Net Assets

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

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FUND BASICS

TOP TEN INDUSTRY ALLOCATIONS[2]

As of March 31, 2020	Percentage of Net Assets

Media	9.4%
Packaging	5.6
Automotive	4.4
Healthcare Providers & Services	4.3
Commercial Services	4.3
Telecommunication Services	4.1
Oil Field Services	4.0
Media – Non Cable	3.6
Pharmaceuticals	3.4
Investment Companies	3.3

[2]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The above table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

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GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Performance Summary

March 31, 2020

The following graph shows the value, as of March 31, 2020, of a $1,000,000 investment made on April 1, 2010 in Institutional Shares at NAV. The performance data in the graph for the Fund’s Institutional Shares, which do not impose an initial sales charge, do not reflect an initial sales charge for the period shown. Prior to March 24, 2014 (the effective date of the reorganization of the Predecessor Fund into the Fund), the maximum initial sales charge applicable to sales of Common Shares of the Predecessor Fund was 2.50%, which is not reflected in the following graph. For comparative purposes, the performance of the Fund’s benchmark, the ICE BofAML U.S. Dollar Three-Month LIBOR Constant Maturity Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Long Short Credit Strategies Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2010 through March 31, 2020.

Average Annual Total Return through March 31, 2020*	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced April 30, 2014)
Excluding sales charges	-4.90%	-0.05%	N/A	-0.60%
Including sales charges	-8.47%	-0.80%	N/A	-1.24%

Class C (Commenced April 30, 2014)
Excluding contingent deferred sales charges	-5.50%	-0.79%	N/A	-1.34%
Including contingent deferred sales charges	-6.45%	-0.79%	N/A	-1.34%

Institutional Class**	-4.59%	0.29%	2.60%	—

Investor Class (Commenced April 30, 2014)	-4.56%	0.20%	N/A	-0.35%

Class P (Commenced April 20, 2018)	-4.47%	N/A	N/A	-2.36%

Class R (Commenced April 30, 2014)	-5.03%	-0.28%	N/A	-0.84%

Class R6 (Commenced November 30, 2017)	-4.46%	N/A	N/A	-1.84%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 3.75% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.
**	Effective at the close of business on March 21, 2014, the Predecessor Fund, a closed-end management investment company that was operated as an “interval fund,” was reorganized with and into the Fund, with shareholders of the Predecessor Fund receiving Institutional Shares of the Fund upon consummation of the reorganization. Because the Predecessor Fund was the accounting survivor, the Fund has assumed the Predecessor Fund’s historical performance. The performance information shown in this report is for the Predecessor Fund for the period prior to March 24, 2014, and reflects the Predecessor Fund’s investment strategies and policies. However, the Fund’s current investment strategies and policies, including the ability to implement short positions, are different from those of the Predecessor Fund. As a result, the Fund’s performance may differ substantially from what is shown for periods prior to March 24, 2014.

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FUND BASICS

Index Definitions

The ICE BofAML U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “BofA/Merrill Lynch Index”) tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The BofA/Merrill Lynch Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. It is not possible to invest directly in an index.

The Bloomberg Barclays U.S. Corporate High Yield Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities in the index are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. It is not possible to invest directly in an index.

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GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments

March 31, 2020

Principal Amount	Interest Rate		Maturity Date	Value

Secured Debt Obligations – 41.0%
Bank Loans(a) – 29.0%
Advertising(b)(c) – 0.4%
Terrier Media Buyer, Inc. (BB-/Ba3)(3M LIBOR + 4.250%)
$473,813	5.700%		12/17/26	$418,140

Aerospace & Defense(b) – 1.0%
TransDigm, Inc. (B+/Ba3)(1M LIBOR + 2.250%)
1,124,944	3.239		12/09/25	1,020,887

Automotive(b) – 2.7%
Adient US LLC (BB-/Ba3)(3M LIBOR + 4.000%)
1,787,945	5.742		05/06/24	1,546,572
Navistar International Corp. (BB-/Ba2)(1M LIBOR + 3.500%)
1,220,831	4.280		11/06/24	1,049,915

				2,596,487

Chemicals(b) – 0.4%
Consolidated Energy Finance SA (BB/Ba2) (3M LIBOR + 2.500%)
299,481	3.205		05/07/25	209,637
INEOS Enterprises Holdings US Finco LLC (BB/Ba3)(3M LIBOR + 3.500%)
170,076	5.113		08/28/26	149,101

				358,738

Commercial Services(b) – 1.7%
Garda World Security Corp. (B/B1)(3M LIBOR + 4.750%)
382,008	6.390		10/30/26	359,088
Prime Security Services Borrower LLC (BB-/Ba3) (1M LIBOR + 3.250%)
1,167,814	4.606		09/23/26	1,042,857
Sabert Corp. (B/B2)(3M LIBOR + 4.500%)
272,000	5.500		12/10/26	250,240

				1,652,185

Consumer Cyclical Services(b) – 1.5%
AI Aqua Merger Sub, Inc. (B/B2)
134,232	4.322		12/13/23	114,098
(3M LIBOR + 4.250%)
419,948	6.159	(c)	12/13/23	365,354
Allied Universal Holding Co. LLC (B-/B3) (1M LIBOR + 4.250%)
552,615	5.239		07/10/26	508,406
The Hertz Corp. (BB/Ba3)(1M LIBOR + 2.750%)
645,276	3.740		06/30/23	453,306

				1,441,164

Consumer Products(b) – 0.5%
Energizer Holdings, Inc. (BB+/Ba1)(1M LIBOR + 2.250%)
252,738	3.875		12/17/25	235,046

Diversified Manufacturing(b) – 0.7%
Apex Tool Group LLC (B-/B2)(1M LIBOR + 5.250%)
687,444	6.500		08/01/24	525,606

Electrical Equipment(b) – 0.1%
Vistra Operations Co. LLC (BBB-/Baa3)(1M LIBOR + 1.750%)
128,447	2.550		12/31/25	121,543

Entertainment(b)(c) – 0.3%
Allen Media LLC (BB/Ba3)(3M LIBOR + 5.500%)
390,000	7.231		02/10/27	323,700

Secured Debt Obligations – (continued)
Environmental(b) – 0.3%
Core & Main LP (B+/B2)(1M LIBOR + 2.750%)
289,519	4.330		08/01/24	254,053

Food & Beverage(b) – 0.3%
Dole Food Co., Inc. (B/B1)(1M LIBOR + 2.750%)
302,785	3.750		04/06/24	271,371

Gaming(b) – 0.8%
Caesars Resort Collection LLC (BB/Ba3)(1M LIBOR + 2.750%)
936,228	3.739		12/23/24	752,727

Health Care(b) – 0.2%
Athenahealth, Inc. (B/B2)(3M LIBOR + 4.500%)
256,316	5.284		02/11/26	238,374

Health Care – Services(b) – 0.6%
Kindred Healthcare LLC (B+/B3)(1M LIBOR + 5.000%)
763,375	6.000		07/02/25	629,784

Insurance(b) – 1.1%
HUB International Ltd. (B/B2)(3M LIBOR + 2.750%)
1,184,926	4.551		04/25/25	1,100,796

Media – Cable(b) – 0.3%
CSC Holdings LLC (BB/Ba3)(1M LIBOR + 2.250%)
306,635	2.862		07/17/25	291,816

Media – Non Cable(b) – 3.6%
Cumulus Media New Holdings, Inc. (B/B2) (6M LIBOR + 3.750%)
56,715	4.822		03/31/26	45,325
Entercom Media Corp. (BB-/Ba3)(1M LIBOR + 2.500%)
322,426	3.489		11/18/24	290,183
iHeartCommunications, Inc. (BB-/B1)(1M LIBOR + 3.000%)
386,319	3.989		05/01/26	323,542
Lions Gate Capital Holdings LLC (B+/Ba2) (1M LIBOR + 2.250%)
1,122,844	3.239		03/24/25	1,004,945
Nexstar Broadcasting, Inc. (BB/Ba3)(1M LIBOR + 2.750%)
1,960,497	4.331		09/18/26	1,817,380

				3,481,375

Packaging(b) – 3.8%
Berry Global, Inc. (BBB-/Ba2)(1M LIBOR + 2.000%)
307,959	2.863		10/01/22	293,202
BWAY Holding Co. (B/B2)(3M LIBOR + 3.250%)
1,360,007	5.084		04/03/24	1,102,463
Flex Acquisition Co., Inc. (B/B2)(c) (3M LIBOR + 3.000%)
566,192	4.909		12/29/23	512,404
Reynolds Group Holdings, Inc. (B+/B1)(1M LIBOR + 2.750%)
1,431,883	3.739		02/05/23	1,349,550
Trident TPI Holdings, Inc. (B-/B2)(1M LIBOR + 3.250%)
515,337	4.000		10/17/24	422,576

				3,680,195

Pharmaceuticals(b) – 0.7%
Valeant Pharmaceuticals International, Inc. (BB/Ba2) (1M LIBOR + 3.000%)
712,366	3.612		06/02/25	674,076

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Secured Debt Obligations – (continued)
Real Estate Investment Trust(b) – 0.3%
iStar, Inc. (BB/Ba2)(1M LIBOR + 2.750%)
$381,225	3.766%	06/28/23	$339,290

Restaurant(b) – 0.3%
1011778 B.C. Unlimited Liability Co. (BB+/Ba2) (1M LIBOR + 1.750%)
285,099	2.739	11/19/26	262,291

Technolgy – Software – 3.1%
Castle US Holding Corp. (B-/B2)(b)(1M LIBOR + 3.750%)
300,000	5.200	01/29/27	237,939
CommScope, Inc. (B+/Ba3)(b)(1M LIBOR + 3.250%)
1,271,610	4.239	04/06/26	1,195,313
DCert Buyer, Inc. (B-/B2)(b)(1M LIBOR + 4.000%)
598,000	4.989	10/16/26	530,228
SS&C Technologies Holdings Europe S.a.r.l. (BB+/Ba2)(b) (1M LIBOR + 1.750%)
211,084	2.739	04/16/25	196,836
SS&C Technologies, Inc. (BB+/Ba2)(b)(1M LIBOR + 1.750%)
295,814	2.739	04/16/25	275,847
VS Buyer LLC (B-/B1)(d)
550,000	0.000	02/28/27	525,250

			2,961,413

Technology(d) – 0.4%
Datto, Inc. (B/B2)(1M LIBOR + 4.250%)
240,394	0.000	04/02/26	207,340
Match Group, Inc. (BBB-/Ba1)(b) (3M LIBOR + 1.750%)
250,000	3.457	02/15/27	224,168

			431,508

Telecommunications(b) – 1.7%
Buzz Merger Sub Ltd. (B+/B1)(c) (1M LIBOR + 2.750%)
225,000	3.739	01/29/27	204,750
Perforce Software, Inc. (B-/B2)(1M LIBOR + 3.750%)
741,561	4.739	07/01/26	617,965
PUG LLC (B/B2)(1M LIBOR + 3.500%)
682,290	4.489	01/29/27	579,947
Rackspace Hosting, Inc. (B+/B1)(3M LIBOR + 3.000%)
285,274	4.763	11/03/23	246,762

			1,649,424

Telecommunications – Wireless(b) – 0.6%
SBA Senior Finance II LLC (BB+/Ba3)(1M LIBOR + 1.750%)
248,106	2.740	04/11/25	233,964
Sprint Communications, Inc. (BB/Ba2)(1M LIBOR + 3.000%)
316,850	4.000	02/02/24	314,474

			548,438

Telecommunications – Wirelines(b) – 1.0%
CenturyLink, Inc. (BBB-/Ba3)(1M LIBOR + 2.250%)
753,113	3.239	03/15/27	698,986
Zayo Group Holdings, Inc. (B/B1)
250,000	3.989	03/09/27	235,000

			933,986

Secured Debt Obligations – (continued)
Transportation(b) – 0.9%
XPO Logistics, Inc. (BBB-/Baa3)(1M LIBOR + 2.000%)
925,000	3.613	02/24/25	872,146

TOTAL BANK LOANS			$28,066,559

Other Secured Debt Obligations – 12.0%
Aerospace & Defense(e)(f) – 0.2%
TransDigm, Inc. (B+/Ba3)
$187,000	6.250%	03/15/26	$186,533

Commercial Services(f) – 0.7%
Allied Universal Holdco LLC/Allied Universal Finance Corp. (B-/B3)(e)
137,000	6.625	07/15/26	134,260
APX Group, Inc. (B-/B3)(e)
233,000	6.750	02/15/27	195,720
Prime Security Services Borrower LLC/Prime Finance, Inc. (BB-/Ba3)
362,000	5.750	04/15/26	354,760

			684,740

Electrical Equipment(e)(f) – 1.2%
Calpine Corp. (BB/Ba2)
900,000	4.500	02/15/28	871,875
Talen Energy Supply LLC (BB-/Ba3)
300,000	6.625	01/15/28	249,000

			1,120,875

Environmental(e)(f) – 0.0%
GFL Environmental, Inc. (BB-/Ba3)
40,000	5.125	12/15/26	39,000

Health Care – Services – 1.7%
HCA, Inc. (BBB-/Baa3)
234,000	5.250	04/15/25	245,012
296,000	4.125 (e)	06/15/29	298,028
Tenet Healthcare Corp. (BB-/B1)(e)
557,000	4.625	07/15/24	533,327
Tenet Healthcare Corp. (NR/B1)(e)(f)
156,000	4.625	09/01/24	148,980
Tenet Healthcare Corp. (BB-/B1)(e)(f)
454,000	4.875	01/01/26	432,435

			1,657,782

Media(e) – 2.1%
Charter Communications Operating LLC/Charter Communications Operating Capital (BBB-/Ba1)
567,000	3.750	02/15/28	559,152
Clear Channel Worldwide Holdings, Inc. (B+/B1)(f)
319,000	5.125	08/15/27	296,670
Diamond Sports Group LLC/Diamond Sports Finance Co. (BB/Ba2)(f)
200,000	5.375	08/15/26	162,000
UPC Holding B.V. (B/B2)(f)
200,000	5.500	01/15/28	190,000
Virgin Media Secured Finance PLC (BB-/Ba3)(f)
857,000	5.500	05/15/29	860,214

			2,068,036

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Principal Amount	Interest Rate	Maturity Date	Value

Secured Debt Obligations – (continued)
Metals & Mining(e)(f) – 1.0%
Cleveland-Cliffs, Inc. (BB-/Ba3)
$185,000	4.875%	01/15/24	$168,350
500,000	6.750	03/15/26	445,000
Mauser Packaging Solutions Holding Co. (B/B2)
345,000	5.500	04/15/24	317,400

			930,750

Oil Field Service(e)(f) – 0.3%
Transocean Phoenix 2 Ltd. (B/NR)
280,000	7.750	10/15/24	242,200

Oil, Gas & Consumable Fuels(e)(f) – 1.0%
Transocean Sentry Ltd. (B/B2)
1,127,000	5.375	05/15/23	946,680

Packaging(e)(f) – 0.9%
LABL Escrow Issuer LLC (B/B2)
979,000	6.750	07/15/26	910,470

Pharmaceuticals(e)(f) – 0.1%
Bausch Health Cos., Inc. (BB/Ba2)
125,000	5.500	11/01/25	125,625

Retailing(e)(f) – 0.6%
1011778 BC ULC/New Red Finance, Inc. (B+/B2)
251,000	5.000	10/15/25	242,215
383,000	4.375	01/15/28	357,147

			599,362

Software(e)(f) – 1.1%
Camelot Finance SA (B/B2)
1,098,000	4.500	11/01/26	1,048,590

Telecommunications – Wireless(e)(f) – 0.3%
Telesat Canada/Telesat LLC (BB-/Ba3)
307,000	4.875	06/01/27	297,023

Telecommunications – Wirelines(e)(f) – 0.8%
Altice France SA (B/B2)
791,000	7.375	05/01/26	790,011

TOTAL OTHER SECURED DEBT OBLIGATIONS			$11,647,677

TOTAL SECURED DEBT OBLIGATIONS
(Cost $43,728,017)			$39,714,236

Unsecured Debt Obligations – 51.5%
Advertising(e)(f) – 1.3%
Lamar Media Corp. (BB-/Ba2)
$250,000	4.000%	02/15/30	$233,750
Outfront Media Capital LLC/Outfront Media Capital Corp. (B+/B1)
395,000	4.625	03/15/30	351,550
Terrier Media Buyer, Inc. (CCC+/Caa1)
844,000	8.875	12/15/27	721,620

			1,306,920

Unsecured Debt Obligations – (continued)
Aero Leasing(e)(f) – 0.6%
Avolon Holdings Funding, Ltd. (BBB-/Baa3)
749,000	4.375	05/01/26	599,979

Aerospace & Defense(e) – 1.5%
Bombardier, Inc. (CCC+/Caa1)(f)
244,000	7.875	04/15/27	165,920
TransDigm UK Holdings PLC (B-/B3)
300,000	6.875	05/15/26	279,000
TransDigm, Inc. (B-/B3)(f)
71,000	5.500	11/15/27	63,722
Triumph Group, Inc. (CCC/Caa2)
476,000	5.250	06/01/22	393,890
766,000	7.750	08/15/25	536,200

			1,438,732

Apparel(e) – 0.3%
NIKE, Inc. (AA-/A1)
280,000	2.850	03/27/30	295,770

Auto Components(e)(f) – 2.0%
Ashtead Capital, Inc. (BBB-/Baa3)
1,090,000	5.250	08/01/26	1,044,558
681,000	4.375	08/15/27	629,979
242,000	4.000	05/01/28	214,872

			1,889,409

Automotive(e) – 1.7%
Adient Global Holdings Ltd. (B/B3)(f)
698,000	4.875	08/15/26	485,982
Dealer Tire LLC/DT Issuer LLC (CCC/Caa1)(f)
230,000	8.000	02/01/28	184,000
Ford Motor Credit Co. LLC (BB+/Ba2)
284,000	4.063	11/01/24	257,574
Lear Corp. (BBB-/Baa2)
272,000	4.250	05/15/29	239,292
Navistar International Corp. (B-/B3)(f)
262,000	6.625	11/01/25	221,390
Tesla, Inc. (B-/Caa1)(f)
258,000	5.300	08/15/25	241,875

			1,630,113

Banks(b)(e)(f) – 0.3%
Credit Suisse Group AG (BBB+/Baa2)(SOFR + 3.730%)
300,000	4.194	04/01/31	307,389

Beverages(e) – 0.3%
PepsiCo., Inc. (A+/A1)
265,000	2.750	03/19/30	281,401

Building Materials(e)(f) – 0.5%
Builders FirstSource, Inc. (BB-/B3)
203,000	5.000	03/01/30	184,223
Griffon Corp. (B+/B2)
317,000	5.750	03/01/28	297,980

			482,203

Chemicals(e)(f) – 0.3%
Valvoline, Inc. (BB/Ba3)
350,000	4.250	02/15/30	325,500

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate		Maturity Date	Value

Unsecured Debt Obligations – (continued)
Commercial Services(e) – 1.9%
HDTFS, Inc. (B-/Caa1)
$126,000	6.250%		10/15/22	$90,720
Nielsen Finance LLC/Nielsen Finance Co. (BB/B1)(f)
506,000	5.000		04/15/22	470,580
Ritchie Bros Auctioneers, Inc. (BB+/Ba3)(f)
253,000	5.375		01/15/25	255,530
The Hertz Corp. (B-/Caa1)(f)
269,000	5.500		10/15/24	152,657
The Nielsen Co. Luxembourg S.a.r.l. (BB/B1)(f)
912,000	5.000		02/01/25	840,180

				1,809,667

Computers(e)(f) – 1.0%
Booz Allen Hamilton, Inc. (BB-/B1)
797,000	5.125		05/01/25	781,060
Science Applications International Corp. (BB-/B1)
150,000	4.875		04/01/28	144,000

				925,060

Diversified Financial Services(e) – 1.6%
Alliance Data Systems Corp. (NR/NR)(f)
249,000	4.750		12/15/24	185,505
Global Aircraft Leasing Co. Ltd. (NR/Ba2)(f)(g)(PIK 7.250%, Cash 6.500%)
188,000	6.500		09/15/24	117,030
Nationstar Mortgage Holdings, Inc. (B/B2)(f)
943,000	8.125		07/15/23	921,782
250,000	6.000		01/15/27	210,625
Raymond James Financial, Inc. (BBB+/Baa1)
50,000	4.650		04/01/30	51,948
Springleaf Finance Corp. (BB-/Ba3)
42,000	5.375		11/15/29	37,800

				1,524,690

Electrical(e)(f) – 0.5%
Calpine Corp. (B/B2)
213,000	5.125		03/15/28	195,428
Clearway Energy Operating LLC (BB/Ba2)
329,000	4.750		03/15/28	302,680

				498,108

Electronics(f) – 0.2%
Sensata Technologies B.V. (BB+/Ba3)
179,000	4.875		10/15/23	170,498
16,000	5.625		11/01/24	15,420

				185,918

Energy-Alternate Sources(e)(f) – 0.3%
Enviva Partners LP/Enviva Partners Finance Corp. (B+/B1)
275,000	6.500		01/15/26	265,375

Engineering & Construction(e) – 0.5%
AECOM (BB-/Ba3)
84,000	5.875		10/15/24	79,800
446,000	5.125		03/15/27	401,400

				481,200

Unsecured Debt Obligations – (continued)
Entertainment(e)(f) – 0.1%
Caesars Resort Collection LLC/CRC Finco, Inc. (B-/B3)
82,000	5.250		10/15/25	59,143

Environmental(e)(f) – 0.5%
GFL Environmental, Inc. (B-/B3)
204,000	7.000		06/01/26	197,880
Stericycle, Inc. (BB-/NR)
339,000	5.375		07/15/24	335,610

				533,490

Food & Drug Retailing(e)(f) – 1.1%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/ Albertsons LLC (BB-/B2)
401,000	4.625		01/15/27	398,995
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/ Albertsons LLC (BB-/B2)
325,000	4.875		02/15/30	321,750
Post Holdings, Inc. (B+/B2)
360,000	4.625		04/15/30	344,700

				1,065,445

Healthcare Providers & Services(e) – 4.3%
Centene Corp. (BBB-/Ba1)
202,000	4.750		05/15/22	200,990
787,000	4.750		01/15/25	796,837
126,000	5.375	(f)	08/15/26	128,526
424,000	4.250	(f)	12/15/27	426,807
850,000	3.375	(f)	02/15/30	791,172
Charles River Laboratories International, Inc. (BB/Ba3)(f)
553,000	5.500		04/01/26	564,060
440,000	4.250		05/01/28	426,800
Encompass Health Corp. (B+/B1)
360,000	4.500		02/01/28	352,800
HCA, Inc. (BB-/Ba2)
500,000	3.500		09/01/30	456,250
Surgery Center Holdings, Inc. (CCC/Caa2)(f)
86,000	6.750		07/01/25	62,780

				4,207,022

Home Builders(e)(f) – 0.6%
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (BB-/B1)
372,000	4.875		02/15/30	282,720
Mattamy Group Corp. (BB/B1)
298,000	4.625		03/01/30	259,260

				541,980

Household Products(e)(f) – 0.2%
Prestige Brands, Inc. (B+/B3)
191,000	5.125		01/15/28	186,225

Insurance(e)(f) – 0.9%
Acrisure LLC/Acrisure Finance, Inc. (CCC+/Caa2)
630,000	7.000		11/15/25	548,100
Alliant Holdings Intermediate LLC (CCC+/Caa2)
345,000	6.750		10/15/27	323,869

				871,969

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Principal Amount	Interest Rate		Maturity Date	Value

Unsecured Debt Obligations – (continued)
Internet – 2.7%
GrubHub Holdings, Inc. (BB-/B1)(e)(f)
$890,000	5.500%		07/01/27	$783,200
Match Group, Inc. (BB/Ba3)(e)(f)
241,000	5.000		12/15/27	230,155
248,000	5.625		02/15/29	236,840
653,000	4.125		08/01/30	587,700
Netflix, Inc. (BB-/Ba3)
425,000	5.875		11/15/28	454,750
50,000	4.875	(e)(f)	06/15/30	51,000
Twitter, Inc. (BB+/Ba2)(e)(f)
277,000	3.875		12/15/27	265,920

				2,609,565

Iron/Steel(e) – 0.4%
Cleveland-Cliffs, Inc. (B/B2)
524,000	5.750		03/01/25	404,790

Media(e) – 7.3%
CCO Holdings LLC/CCO Holdings Capital Corp. (BB/B1)(f)
1,330,000	4.750		03/01/30	1,323,350
700,000	4.500		08/15/30	684,250
400,000	4.500		05/01/32	391,000
Comcast Corp. (A-/A3)
100,000	3.400		04/01/30	107,974
CSC Holdings LLC (B/B3)(f)
1,141,000	5.750		01/15/30	1,141,000
GCI LLC (B/B3)
491,000	6.625	(f)	06/15/24	483,635
731,000	6.875		04/15/25	723,690
Nexstar Broadcasting, Inc. (B/B3)(f)
95,000	5.625		07/15/27	90,725
Sinclair Television Group, Inc. (B/B1)(f)
300,000	5.875		03/15/26	265,500
Sirius XM Radio, Inc. (BB/Ba3)(f)
363,000	5.500		07/01/29	367,991
TEGNA, Inc. (BB-/Ba3)(f)
450,000	4.625		03/15/28	398,250
1,030,000	5.000		09/15/29	927,000
Ziggo Bond Co. B.V. (B-/B3)(f)
200,000	5.125		02/28/30	192,750

				7,097,115

Oil Field Services(e) – 4.0%
Archrock Partners LP/Archrock Partners Finance Corp. (B+/B2)(f)
744,000	6.250		04/01/28	524,490
CNX Resources Corp. (BB-/B3)(f)
417,000	7.250		03/14/27	296,070
CrownRock LP/CrownRock Finance, Inc. (BB-/B2)(f)
821,000	5.625		10/15/25	426,920
Diamondback Energy, Inc. (BBB-/Ba1)
300,000	2.875		12/01/24	211,902
300,000	3.250		12/01/26	211,500
300,000	3.500		12/01/29	211,500
Ensign Drilling, Inc. (BB-/Caa1)(f)
224,000	9.250		04/15/24	82,320
Gulfport Energy Corp. (CCC+/Caa2)
675,000	6.625		05/01/23	189,000

Unsecured Debt Obligations – (continued)
Oil Field Services(e) – (continued)
Indigo Natural Resources LLC (BB-/B3)(f)
418,000	6.875		02/15/26	288,420
Laredo Petroleum, Inc. (B-/B3)
245,000	10.125		01/15/28	93,100
Montage Resources Corp. (B/B3)
180,000	8.875		07/15/23	119,700
Nabors Industries, Ltd. (B-/Ba3)(f)
395,000	7.500		01/15/28	117,513
Noble Holding International Ltd. (B-/Caa1)(f)
541,000	7.875		02/01/26	142,012
Parsley Energy LLC/Parsley Finance Corp. (BB/Ba3)(f)
697,000	5.375		01/15/25	529,720
WPX Energy, Inc. (BB-/B1)
253,000	5.250		09/15/24	151,800
152,000	5.250		10/15/27	84,360
326,000	4.500		01/15/30	176,040

				3,856,367

Packaging(f) – 0.9%
Graphic Packaging International LLC (BB+/Ba2)
172,000	3.500		03/15/28	151,790
Sealed Air Corp. (BB+/Ba3)(e)
118,000	4.000		12/01/27	109,740
Silgan Holdings, Inc. (BB/Ba3)(e)
234,000	4.125		02/01/28	215,280
Trident TPI Holdings, Inc. (CCC+/Caa2)(e)
526,000	9.250		08/01/24	431,320

				908,130

Pharmaceuticals – 2.6%
Bausch Health Cos., Inc. (B/B3)(e)(f)
94,000	5.500		03/01/23	92,120
110,000	5.875		05/15/23	108,075
CVS Health Corp. (NR/Baa2)(e)
280,000	3.750		04/01/30	289,646
Teva Pharmaceutical Finance Co. B.V. (BB/Ba2)
976,000	2.950		12/18/22	897,920
Teva Pharmaceutical Finance Netherlands III B.V. (BB/Ba2)
1,212,000	2.800		07/21/23	1,108,980

				2,496,741

Pipelines(e) – 1.6%
Buckeye Partners LP (BB/B1)(f)
424,000	4.500		03/01/28	343,440
Cheniere Energy Partners LP (BB/Ba2)(f)
669,000	4.500		10/01/29	595,410
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. (BB-/B1)(f)
288,000	5.625		05/01/27	156,960
EnLink Midstream LLC (BB+/Ba1)
360,000	5.375		06/01/29	194,400
Hess Midstream Operations LP (BB+/Ba3)(f)
326,000	5.125		06/15/28	224,940

				1,515,150

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Unsecured Debt Obligations – (continued)
Real Estate Investment Trust(e) – 2.2%
iStar, Inc. (BB/Ba3)
$491,000	5.250%	09/15/22	$452,947
SBA Communications Corp. (BB-/B1)
787,000	4.000	10/01/22	783,065
482,000	3.875 (f)	02/15/27	483,205
VICI Properties LP/VICI Note Co., Inc. (BB/Ba3)(f)
94,000	3.500	02/15/25	87,420
80,000	3.750	02/15/27	75,400
250,000	4.125	08/15/30	235,000

			2,117,037

Retailing(e) – 1.1%
Asbury Automotive Group, Inc. (BB/B1)(f)
140,000	4.500	03/01/28	120,400
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC (BB/Ba3)(f)
152,000	5.250	06/01/26	153,710
Lowe’s Cos, Inc. (BBB+/Baa1)
257,000	4.500	04/15/30	282,176
McDonald’s Corp. (BBB+/Baa1)
280,000	3.600	07/01/30	295,448
The Home Depot, Inc. (NR/NR)
72,000	3.350	04/15/50	76,282
The Home Depot, Inc. (NR/A2)
168,000	2.700	04/15/30	170,918
Yum! Brands, Inc. (B+/B1)(f)
11,000	7.750	04/01/25	11,564

			1,110,498

Software – 1.5%
Castle US Holding Corp. (CCC/Caa2)(e)(f)
221,000	9.500	02/15/28	211,055
Fair Isaac Corp. (BB+/Ba2)(e)(f)
118,000	4.000	06/15/28	111,805
Open Text Corp. (BB/Ba2)(e)(f)
255,000	3.875	02/15/28	240,656
Open Text Holdings, Inc. (BB/Ba2)(e)(f)
257,000	4.125	02/15/30	241,580
Oracle Corp. (A+/NR)
249,000	2.950	04/01/30	250,606
Oracle Corp. (A+/A3)
250,000	3.600	04/01/50	249,778
PTC, Inc. (BB-/Ba3)(e)(f)
136,000	4.000	02/15/28	127,840

			1,433,320

Telecommunication Services(e) – 4.1%
CenturyLink, Inc. (B+/B2)(f)
570,000	5.125	12/15/26	567,150
CommScope, Inc. (B-/B3)(f)
248,000	8.250	03/01/27	241,180
Sprint Corp. (BB/B1)
1,932,000	7.625	03/01/26	2,168,670
T-Mobile USA, Inc. (BB/Ba3)
175,000	6.000	04/15/24	177,625
Verizon Communications, Inc. (NR/Baa1)
73,000	3.150	03/22/30	78,795

Unsecured Debt Obligations – (continued)
Telecommunication Services(e) – (continued)
ViaSat, Inc. (B/Caa1)(f)
824,000	5.625	09/15/25	769,410

			4,002,830

Transportation(e)(f) – 0.6%
Cargo Aircraft Management, Inc. (B+/Ba3)
342,000	4.750	02/01/28	316,350
XPO Logistics, Inc. (BB-/Ba3)
242,000	6.750	08/15/24	232,623

			548,973

TOTAL UNSECURED DEBT OBLIGATIONS
(Cost $56,100,538)			$49,813,224

U.S. Treasury Obligation(h) – 2.1%
U.S. Treasury Bill
$2,000,000	0.000%	04/14/20	$1,999,955
(Cost $1,988,869)

Shares	Description	Value

Common Stock* – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
1,141,924	Prairie Provident Resources, Inc.	$12,172
(Cost $2,946,424)

Shares	Dividend Rate	Value

Investment Company(i) – 3.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
3,233,586	0.333%	$3,233,586
(Cost $3,233,586)

TOTAL INVESTMENTS – 97.9%
(Cost $107,997,434)		$94,773,173

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.1%		2,002,385

NET ASSETS – 100.0%		$96,775,558

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

(a)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on March 31, 2020. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London- Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2020.

(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(d)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(e)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(f)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(g)	Pay-in-kind securities.

(h)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(i)	Represents an affiliated issuer.

Security ratings disclosed, if any, are obtained from Standard & Poor’s/Moody’s Investors Service and are unaudited. A description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
SOFR	—Secured Overnight Funding Rate

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At March 31, 2020, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACT

Payments Made by the Fund(a)	Payments Received by Fund(b)	Termination Date	Notional Amount (000s)(c)	Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

1.250%	3M LIBOR	06/17/27	$3,803	$(173,901)	$73,436	$(247,337)

(a)	Payments made quarterly.
(b)	Payments made semi-annually.
(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2020.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2020(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:

CDX.NA.HY Index 34	(5.000)%	6.575%	06/20/25	11,200	$708,228	$475,568	$232,660

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

Abbreviation:
CDX.NA.HY Index 34	—CDX North America High Yield Index 34

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Statement of Assets and Liabilities

March 31, 2020

Assets:
Investments of unaffiliated issuers, at value (cost $104,763,848)	$91,539,587
Investments of affiliated issuers, at value (cost $3,233,586)	3,233,586
Cash	1,103,689
Variation margin on swaps contracts	168,323
Receivables:
Dividends and interest	1,031,571
Investments sold	871,739
Collateral on swap contracts	848,247
Fund shares sold	67,172
Reimbursement from investment adviser	36,817
Other assets	75,821
Total assets	98,976,552

Liabilities:
Foreign currency overdraft, at value (identified cost $49)	48
Payables:
Investments purchased	1,517,904
Investments purchased on an extended — settlement basis	300,000
Management fees	83,329
Fund shares redeemed	48,405
Distribution and Service fees and Transfer Agency fees	3,663
Due to broker	3,570
Income distributions	202
Accrued expenses	243,873
Total liabilities	2,200,994

Net Assets:
Paid-in capital	143,486,208
Total distributable earnings (loss)	(46,710,650)
NET ASSETS	$96,775,558
Net Assets:
Class A	$978,084
Class C	543,387
Institutional	14,591,614
Investor	2,187,415
Class P	76,233,506
Class R	23,774
Class R6	2,217,778
Total Net Assets	$96,775,558
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	123,269
Class C	68,545
Institutional	1,841,313
Investor	275,852
Class P	9,630,984
Class R	2,999
Class R6	279,803
Net asset value, offering and redemption price per share:(a)
Class A	$7.93
Class C	7.93
Institutional	7.92
Investor	7.93
Class P	7.92
Class R	7.93
Class R6	7.93

(a)	Maximum public offering price for Class A Shares of the Long Short Credit Strategies Funds is $8.24. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Statement of Operations

For the Fiscal Year Ended March 31, 2020

Investment income:

Interest	$5,612,726

Dividends — affiliated issuers	132,831

Total investment income	5,745,557

Expenses:

Management fees	1,105,263

Custody, accounting and administrative services	164,533

Professional fees	127,679

Registration fees	118,618

Printing and mailing costs	66,947

Transfer Agency fees(a)	41,075

Trustee fees	18,189

Distribution and Service fees(a)	12,487

Shareholder meeting expense	6,934

Other	8,571

Total expenses	1,670,296

Less — expense reductions	(411,919)

Net expenses	1,258,377

NET INVESTMENT INCOME	4,487,180

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(719,221)

Swap contracts	(499,885)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(8,664,550)

Swap contracts	851,303

Net realized and unrealized loss	(9,032,353)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,545,173)

(a)	Class specific Distribution and/or Service and Transfer Agent fees were as follows:

Distribution and Service Fees			Transfer Agent Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class P	Class R	Class R6
$4,838	$7,518	$131	$2,516	$977	$8,264	$4,079	$24,575	$34	$630

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended March 31, 2020	For the Fiscal Year Ended March 31, 2019
From operations:
Net investment income	$4,487,180	$8,151,711
Net realized loss	(1,219,106)	(11,544,997)
Net change in unrealized gain (loss)	(7,813,247)	4,116,488
Net increase (decrease) in net assets resulting from operations	(4,545,173)	723,202

Distributions to shareholders:
From distributable earnings:
Class A Shares	(76,787)	(326,270)
Class C Shares	(24,766)	(67,583)
Institutional Shares	(940,220)	(4,124,356)
Investor Shares	(131,291)	(405,543)
Class P Shares(a)	(3,781,933)	(5,378,337)
Class R Shares	(1,058)	(1,512)
Class R6 Shares	(101,272)	(109,745)
Total distributions to shareholders	(5,057,327)	(10,413,346)

From share transactions:
Proceeds from sales of shares	21,448,351	145,191,325
Reinvestment of distributions	5,053,589	10,328,319
Cost of shares redeemed	(40,269,305)	(244,474,444)
Net decrease in net assets resulting from share transactions	(13,767,365)	(88,954,800)
TOTAL DECREASE	(23,369,865)	(98,644,944)

Net assets:
Beginning of year	120,145,423	218,790,367

End of year	$96,775,558	$120,145,423

(a)	Class P Shares commenced operations on April 20, 2018.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Long Short Credit Strategies Fund
	Class A Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$8.71	$9.19	$9.45	$9.47	$9.79

Net investment income(a)	0.33	0.38	0.32	0.33	0.32

Net realized and unrealized loss	(0.73)	(0.34)	(0.24)	(0.03)	(0.30)

Total from investment operations	(0.40)	0.04	0.08	0.30	0.02

Distributions to shareholders from net investment income	(0.38)	(0.52)	(0.34)	(0.32)	(0.34)

Net asset value, end of year	$7.93	$8.71	$9.19	$9.45	$9.47

Total return(b)	(4.90)%	0.61%	0.86%	3.20%	0.19%

Net assets, end of year (in 000s)	$978	$3,169	$6,984	$12,673	$8,358

Ratio of net expenses to average net assets	1.47%	1.47%	1.43%	1.45%	1.49%

Ratio of total expenses to average net assets	1.84%	1.74%	1.54%	1.62%	1.57%

Ratio of net investment income to average net assets	3.74%	4.15%	3.40%	3.43%	3.34%

Portfolio turnover rate(c)	164%	220%	267%	266%	173%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Long Short Credit Strategies Fund
	Class C Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$8.70	$9.19	$9.45	$9.47	$9.79

Net investment income(a)	0.26	0.31	0.25	0.26	0.25

Net realized and unrealized loss	(0.72)	(0.34)	(0.24)	(0.03)	(0.31)

Total from investment operations	(0.46)	(0.03)	0.01	0.23	(0.06)

Distributions to shareholders from net investment income	(0.31)	(0.46)	(0.27)	(0.25)	(0.26)

Net asset value, end of year	$7.93	$8.70	$9.19	$9.45	$9.47

Total return(b)	(5.50)%	(0.25)%	0.12%	2.43%	(0.55)%

Net assets, end of year (in 000s)	$543	$1,092	$1,545	$2,692	$1,773

Ratio of net expenses to average net assets	2.22%	2.22%	2.18%	2.20%	2.23%

Ratio of total expenses to average net assets	2.60%	2.52%	2.29%	2.37%	2.32%

Ratio of net investment income to average net assets	3.00%	3.39%	2.65%	2.68%	2.61%

Portfolio turnover rate(c)	164%	220%	267%	266%	173%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Long Short Credit Strategies Fund
	Institutional Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$8.70	$9.18	$9.44	$9.46	$9.78

Net investment income(a)	0.35	0.41	0.35	0.36	0.35

Net realized and unrealized loss	(0.72)	(0.34)	(0.23)	(0.03)	(0.30)

Total from investment operations	(0.37)	0.07	0.12	0.33	0.05

Distributions to shareholders from net investment income	(0.41)	(0.55)	(0.38)	(0.35)	(0.37)

Net asset value, end of year	$7.92	$8.70	$9.18	$9.44	$9.46

Total return(b)	(4.59)%	0.84%	1.32%	3.55%	0.53%

Net assets, end of year (in 000s)	$14,592	$22,611	$199,256	$189,429	$173,758

Ratio of net expenses to average net assets	1.13%	1.13%	1.09%	1.11%	1.15%

Ratio of total expenses to average net assets	1.50%	1.30%	1.19%	1.28%	1.23%

Ratio of net investment income to average net assets	4.07%	4.45%	3.74%	3.77%	3.68%

Portfolio turnover rate(c)	164%	220%	267%	266%	173%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Long Short Credit Strategies Fund
	Investor Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$8.70	$9.19	$9.45	$9.47	$9.79

Net investment income(a)	0.35	0.40	0.35	0.35	0.35

Net realized and unrealized loss	(0.72)	(0.34)	(0.24)	(0.03)	(0.31)

Total from investment operations	(0.37)	0.06	0.11	0.32	0.04

Distributions to shareholders from net investment income	(0.40)	(0.55)	(0.37)	(0.34)	(0.36)

Net asset value, end of year	$7.93	$8.70	$9.19	$9.45	$9.47

Total return(b)	(4.56)%	0.75%	1.12%	3.45%	0.44%

Net assets, end of year (in 000s)	$2,187	$4,261	$7,357	$9,347	$5,067

Ratio of net expenses to average net assets	1.22%	1.22%	1.18%	1.20%	1.23%

Ratio of total expenses to average net assets	1.59%	1.50%	1.28%	1.38%	1.32%

Ratio of net investment income to average net assets	3.99%	4.41%	3.66%	3.69%	3.61%

Portfolio turnover rate(c)	164%	220%	267%	266%	173%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Long Short Credit Strategies Fund
	Class P Shares
	Year Ended March 31, 2020	Period Ended March 31, 2019(a)
Per Share Data

Net asset value, beginning of period	$8.69	$9.25

Net investment income(b)	0.35	0.38

Net realized and unrealized loss	(0.71)	(0.40)

Total from investment operations	(0.36)	(0.02)

Distributions to shareholders from net investment income	(0.41)	(0.54)

Net asset value, end of period	$7.92	$8.69

Total return(c)	(4.47)%	(0.07)%

Net assets, end of period (in 000s)	$76,234	$87,163

Ratio of net expenses to average net assets	1.12%	1.12	%(d)

Ratio of total expenses to average net assets	1.49%	1.52	%(d)

Ratio of net investment income to average net assets	4.08%	4.55	%(d)

Portfolio turnover rate(e)	164%	220%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Long Short Credit Strategies Fund
	Class R Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$8.70	$9.19	$9.45	$9.47	$9.78

Net investment income(a)	0.30	0.35	0.30	0.30	0.30

Net realized and unrealized loss	(0.71)	(0.34)	(0.24)	(0.02)	(0.30)

Total from investment operations	(0.41)	0.01	0.06	0.28	—

Distributions to shareholders from net investment income	(0.36)	(0.50)	(0.32)	(0.30)	(0.31)

Net asset value, end of year	$7.93	$8.70	$9.19	$9.45	$9.47

Total return(b)	(5.03)%	0.24%	0.61%	2.94%	0.04%

Net assets, end of year (in 000s)	$24	$26	$36	$35	$33

Ratio of net expenses to average net assets	1.72%	1.72%	1.68%	1.70%	1.74%

Ratio of total expenses to average net assets	2.09%	2.01%	1.78%	1.87%	1.83%

Ratio of net investment income to average net assets	3.48%	3.88%	3.15%	3.18%	3.08%

Portfolio turnover rate(c)	164%	220%	267%	266%	173%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Long Short Credit Strategies Fund
	Class R6 Shares
	Year Ended March 31,		Period Ended March 31, 2018(a)
	2020	2019
Per Share Data

Net asset value, beginning of period	$8.70	$9.18	$9.48

Net investment income(b)	0.35	0.40	0.13

Net realized and unrealized loss	(0.71)	(0.33)	(0.20)

Total from investment operations	(0.36)	0.07	(0.07)

Distributions to shareholders from net investment income	(0.41)	(0.55)	(0.23)

Net asset value, end of period	$7.93	$8.70	$9.18

Total return(c)	(4.46)%	0.85%	(0.62)%

Net assets, end of period (in 000s)	$2,218	$1,823	$3,612

Ratio of net expenses to average net assets	1.12%	1.12%	1.11	%(d)

Ratio of total expenses to average net assets	1.50%	1.43%	1.05	%(d)

Ratio of net investment income to average net assets	4.07%	4.49%	4.27	%(d)

Portfolio turnover rate(e)	164%	220%	267%

(a)	Commenced operations on November 30, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Notes to Financial Statements

March 31, 2020

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Goldman Sachs Long Short Credit Strategies Fund (the “Fund”) is a diversified fund that currently offers seven classes of shares: Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares. Class A Shares are sold with a front-end sales charge of up to 3.75%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00% which is imposed on redemptions made within 12 months of purchase.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated to the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class-specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Investment income distributions, if any, are declared daily and paid at least monthly, and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying

26

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

G.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). The Fund’s investments in Loans are in the form of either participations in Loans

27

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Notes to Financial Statements (continued)

March 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

(“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in the Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities may be valued at the closing bid price for long positions and at the closing ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Swap Contracts — Bilateral swap contracts are agreements in which the Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are

28

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

privately negotiated in the OTC market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. The Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If the Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, the Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. The Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, the Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, the Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, the Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that the Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Fund bought credit protection.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs for valuation of Level 3 Assets and Liabilities.

29

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Notes to Financial Statements (continued)

March 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of March 31, 2020:

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Bank Loans	$—	$26,242,211	$1,824,348

Other Secured Obligations	—	11,647,677	—

Unsecured Debt Obligations	—	49,813,224	—

U.S Treasury Obligations	1,999,955	—	—

Common Stock and/or Other Equity Investments

North America	12,172	—	—

Investment Company	3,233,586	—	—

Total	$5,245,713	$87,703,112	$1,824,348

Derivative Type

Assets(a)

Credit Default Swap Contracts	—	232,660	—

Liabilities(a)

Interest Rate Swap Contracts	$—	$(247,337)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

The following is a reconciliation of Level 3 investments for the fiscal year ended March 31, 2020:

	Bank Loans	Warrant

Beginning Balance as of April 1, 2019	$—	$17

Realized gain	5,484	—

Net change in unrealized gain (loss) relating to instruments still held at reporting date	(203,960)	(17)

Purchases	2,134,107	—

Sales	(706,448)	—

Amortization	8,550	—

Transfers into Level 3	586,615	—

Ending Balance as of March 31, 2020	$1,824,348	$—

For further information regarding security characteristics, see the Schedule of Investments.

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GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of March 31, 2020. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	—	$—		Variation Margin on swap contracts	$(247,337)	(a)
Credit	Variation Margin on swap contracts	$232,660	(a)	—	—
Total		$232,660			$(247,337)

(a)	Includes unrealized gain (loss) on centrally cleared swaps described in the Additional Investment Information section of the Schedule of Investments. Only variation margin as of March 31, 2020 is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2020. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) on swap contracts /Net change in unrealized gain (loss) on swap contracts	$(1,024,148)	$110,251	1
Credit	Net realized gain (loss) on swap contracts/Net change in unrealized gain (loss) on swap contracts	524,263	741,052	1
Total		$(499,885)	$851,303	2

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended March 31, 2020.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended March 31, 2020, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^
1.00%	0.90%	0.86%	0.84%	0.82%	1.00%	0.99%

^	Effective Net Management Rate includes impact of management fee waivers of underlying funds, if any.

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GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Notes to Financial Statements (continued)

March 31, 2020

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Fund invests. For the fiscal year ended March 31, 2020, GSAM waived $11,229 of the Fund’s management fee.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended March 31, 2020, Goldman Sachs retained $95 in front end sales charges, and it did not retain any contingent deferred sales charges.

D.  Service Plan — The Trust, on behalf of the Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Fund.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class P and Class R6 Shares; and 0.04% of the average daily net assets of Institutional Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.094%. These Other Expense limitations will remain in place through at least July 29, 2020 and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

Goldman Sachs may voluntarily waive a portion of any payments under a Fund’s Distribution and Service Plan, Service Plan and Transfer Agency Agreement, and these waivers are in addition to what is stipulated in any contractual fee waiver arrangements

32

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

(as applicable). These temporary waivers may be modified or terminated at any time at the option of Goldman Sachs without shareholder approval.

For the fiscal year ended March 31, 2020, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Transfer Agency Fee Waivers/ Credits	Other Expense Reimbursements	Total Expense Reductions
$11,229	$47	$400,643	$411,919

G.  Line of Credit Facility — As of March 31, 2020, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2020, the Fund did not have any borrowings under the facility. Prior to April 30, 2019 the facility was $770,000,000. The facility was increased to $700,000,000 effective April 28, 2020.

H.  Other Transactions with Affiliates — For the fiscal year ended March 31, 2020, Goldman Sachs did not earn any brokerage commissions from portfolio transactions on behalf of the Fund.

As of March 31, 2020, The Goldman Sachs Group, Inc. was the beneficial owner of 100% of outstanding Class R Shares of the Fund.

As of March 31, 2020, the Goldman Sachs VIT Multi-Strategy Alternatives Fund was the beneficial owner of 100% of outstanding Class R6 Shares of the Fund.

The following table provides information about the Fund’s investments in the Underlying Fund as of and for the fiscal year ended March 31, 2020:

Beginning Value as of March 31, 2019	Purchases at Cost	Proceeds from Sales	Ending Value as of March 31, 2020	Shares as of March 31, 2020	Dividend Income
$9,883,769	$110,357,680	$(117,007,863)	$3,233,586	3,233,586	$132,831

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2020, were as follows:

Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales of U.S. Government and Agency Obligations	Sales (Excluding U.S. Government and Agency Obligations)
$—	$159,561,656	$—	$154,746,264

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2020 was as follows:

Distributions paid from:
Ordinary Income	$5,057,327

33

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Notes to Financial Statements (continued)

March 31, 2020

7. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended March 31, 2019 was as follows:

Distributions paid from:
Ordinary Income	$10,413,346

As of March 31, 2020, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income – net	$1,556,671
Undistributed long-term capital gains	—
Total undistributed earnings	$1,556,671
Capital loss carryforwards:
Perpetual Short-term	$(27,895,437)
Perpetual Long-term	(7,537,443)
Total capital loss carryforwards	$(35,432,880)
Timing differences (Post October Loss Deferral/Distributions Payable)	$(449,787)
Unrealized gains (losses) – net	(12,384,654)
Total accumulated earnings (losses) net	$(46,710,650)

As of March 31, 2020, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$107,161,818
Gross Unrealized gain	521,341
Gross Unrealized loss	(12,905,995)
Net Unrealized gains(losses)	$(12,384,654)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, and differences in the tax treatment of swap transactions, market discount accretion and premium amortization and material modification of debt securities.

The Fund reclassed $5 from paid in capital to distributable earnings for the year ended March 31, 2020. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from certain non-deductible expenses.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Credit/Default Risk — An issuer or guarantor of a security held by the Fund, or a bank or other financial institution that has entered into a repurchase agreement with the Fund, may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in NAV.

34

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

8. OTHER RISKS (continued)

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

In 2017, the United Kingdom’s Financial Conduct Authority (“FCA”) warned that LIBOR may cease to be available or appropriate for use by 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other

35

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Notes to Financial Statements (continued)

March 31, 2020

8. OTHER RISKS (continued)

reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and certain loan investments may be or become illiquid or less liquid and more difficult to value, particularly in the event of a downgrade of the loan or the borrower. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Short Position Risk — The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of the Fund’s assets and presents various risks, including counterparty risk. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited. To the extent that the Fund uses the proceeds it

36

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

8. OTHER RISKS (continued)

receives from a short position to take additional long positions, the risks associated with the short position, including leverage risks, may be heightened, because doing so increases the exposure of the Fund to the markets and therefore could magnify changes to the Fund’s NAV.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

The Fund has adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Fund has changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Fund applied the amendments on a modified retrospective basis beginning with the fiscal period ended March 31, 2020. This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total distributable earnings (loss) or the net asset value of the Fund.

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” This ASU provides optional exceptions for applying GAAP to contract modifications, hedging relationships and other transactions affected reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. GSAM expects that the adoption of this guidance will not have a material impact on the Fund’s financial statements.

11. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

37

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Notes to Financial Statements (continued)

March 31, 2020

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended March 31, 2020		For the Fiscal Year Ended March 31, 2019
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	23,827	$197,226	187,841	$1,688,703
Reinvestment of distributions	8,826	76,779	37,564	325,884
Shares redeemed	(273,369)	(2,386,800)	(621,174)	(5,513,680)
	(240,716)	(2,112,795)	(395,769)	(3,499,093)
Class C Shares
Shares sold	—	—	2,339	21,500
Reinvestment of distributions	2,854	24,766	7,831	67,504
Shares redeemed	(59,794)	(520,159)	(52,865)	(469,684)
	(56,940)	(495,393)	(42,695)	(380,680)
Institutional Shares
Shares sold	450,237	3,873,625	1,094,503	9,938,491
Reinvestment of distributions	107,988	936,741	456,429	4,039,696
Shares redeemed	(1,316,869)	(11,386,187)	(20,645,953)	(187,550,998)
	(758,644)	(6,575,821)	(19,095,021)	(173,572,811)
Investor Shares
Shares sold	108,883	935,802	261,703	2,358,837
Reinvestment of distributions	15,097	131,139	46,765	405,540
Shares redeemed	(337,766)	(2,944,855)	(619,379)	(5,489,449)
	(213,786)	(1,877,914)	(310,911)	(2,725,072)
Class P Shares(a)
Shares sold	1,822,359	15,930,000	14,275,383	130,828,502
Reinvestment of distributions	437,178	3,781,835	626,192	5,378,440
Shares redeemed	(2,662,165)	(23,028,432)	(4,867,963)	(43,284,558)
	(402,628)	(3,316,597)	10,033,612	92,922,384
Class R Shares
Shares sold	194	1,698	148	1,292
Reinvestment of distributions	122	1,057	174	1,510
Shares redeemed	(328)	(2,872)	(1,209)	(11,075)
	(12)	(117)	(887)	(8,273)
Class R6 Shares
Shares sold	58,520	510,000	39,312	354,000
Reinvestment of distributions	11,701	101,272	12,636	109,745
Shares redeemed	—	—	(235,684)	(2,155,000)
	70,221	611,272	(183,736)	(1,691,255)

NET DECREASE	(1,602,505)	$(13,767,365)	(9,995,407)	$(88,954,800)

(a)	Class P Shares commenced operations on April 20, 2018.

38

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of

Goldman Sachs Long Short Credit Strategies Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs Long Short Credit Strategies Fund (one of the funds constituting Goldman Sachs Trust, referred to hereafter as the “Fund”) as of March 31, 2020, the related statement of operations for the year ended March 31, 2020, the statements of changes in net assets for each of the two years in the period ended March 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2020 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 26, 2020

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

39

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Trust (“GST”) was held on January 23, 2020 to consider and act upon the proposals below. The Fund will amortize its respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

At the Meeting, Dwight L. Bush, Kathryn A. Cassidy, Joaquin Delgado and Gregory G. Weaver were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Proposal 1. Election of Trustees	For	Against	Withheld	Broker Non-Votes

Dwight L. Bush	94,278,961,728.065	0	349,026,343.365	0

Kathryn A. Cassidy	94,310,850,789.164	0	317,137,282.266	0

Joaquin Delgado	94,282,646,444.727	0	345,341,626.703	0

Gregory G. Weaver	94,306,589,873.348	0	321,398,198.082	0

40

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Liquidity Risk Management Program (Unaudited)

The Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage the Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, the Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 11-12, 2020, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; and (2) an assessment of the methodologies used to classify investments into one of four liquidity categories. The report concluded that the Program was reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

41

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Fund Expenses — Six Month Period Ended March 31, 2020 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2019 through March 31, 2020, which represents a period of 183 days in a 366-day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Long Short Credit Strategies Fund
Share Class	Beginning Account Value 10/1/19	Ending Account Value 3/31/20		Expenses Paid for the 6 months ended 3/31/20*
Class A
Actual	$1,000.00	$929.00		$7.14
Hypothetical 5% return	1,000.00	1,017.60	+	7.47
Class C
Actual	1,000.00	926.50		10.74
Hypothetical 5% return	1,000.00	1,013.85	+	11.23
Institutional
Actual	1,000.00	930.50		5.50
Hypothetical 5% return	1,000.00	1,019.30	+	5.76
Investor
Actual	1,000.00	931.20		5.94
Hypothetical 5% return	1,000.00	1,018.85	+	6.21
Class P
Actual	1,000.00	931.60		5.41
Hypothetical 5% return	1,000.00	1,019.40	+	5.65
Class R
Actual	1,000.00	928.90		8.29
Hypothetical 5% return	1,000.00	1,016.40	+	8.67
Class R6
Actual	1,000.00	931.70		5.46
Hypothetical 5% return	1,000.00	1,019.35	+	5.70

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Class A	Class C	Institutional	Investor	Class P	Class R	Class R6
1.48%	2.23%	1.14%	1.23%	1.12%	1.72%	1.13%

42

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 71	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Dwight L. Bush Age: 63	Trustee	Since 2020	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002–2014 and 2017-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Kathryn A. Cassidy Age: 66	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Diana M. Daniels Age: 70	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006- 2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Joaquin Delgado Age: 60	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr.Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	Stepan Company (a specialty chemical manufacturer)

43

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Roy W. Templin Age: 59	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 68	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Verizon Communications Inc.

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 57	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				168	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of March 31, 2020.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of March 31, 2020, Goldman Sachs Trust consisted of 90 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 42 portfolios (21 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

44

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 57	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 42	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 51	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of March 31, 2020.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

45

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.66 trillion in assets under supervision as of March 31, 2020, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund[4]
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund[5]
∎	Emerging Markets Equity Fund
∎	Imprint Emerging Markets Opportunities Fund[6]
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date Retirement Portfolio[7]
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on April 30, 2020, the Goldman Sachs Global Income Fund was renamed the Goldman Sachs Global Core Fixed Income Fund.
[5]	Effective after the close of business of November 20, 2019, the Goldman Sachs Asia Equity Fund was renamed the Goldman Sachs China Equity Fund.
[6]	Effective after the close of business on August 30, 2019, the Goldman Sachs N-11 Equity Fund was renamed the Goldman Sachs Imprint Emerging Markets Opportunities Fund.
[7]Effective	December 27, 2019, the Goldman Sachs Target Date 2020 Portfolio was renamed to the Goldman Sachs Target Date Retirement Portfolio.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s website at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Goldman Sachs does not provide legal, tax or accounting advice, unless explicitly agreed between you and Goldman Sachs (generally through certain services offered only to clients of Private Wealth Management). Any statement contained in this presentation concerning U.S. tax matters is not intended or written to be used and cannot be used for the purpose of avoiding penalties imposed on the relevant taxpayer. Notwithstanding anything in this document to the contrary, and except as required to enable compliance with applicable securities law, you may disclose to any person the US federal and state income tax treatment and tax structure of the transaction and all materials of any kind (including tax opinions and other tax analyses) that are provided to you relating to such tax treatment and tax structure, without Goldman Sachs imposing any limitation of any kind. Investors should be aware that a determination of the tax consequences to them should take into account their specific circumstances and that the tax law is subject to change in the future or retroactively and investors are strongly urged to consult with their own tax advisor regarding any potential strategy, investment or transaction.

Fund holdings and allocations shown are as of March 31, 2020 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2020 Goldman Sachs. All rights reserved. 203818-OTU-1199155 FIALTAR-20

Goldman Sachs Funds

Annual Report	March 31, 2020

Multi Sector Fixed Income Funds
Bond Fund
Core Fixed Income
Global Income*
Income
Strategic Income

*	Effective after the close of business on April 30, 2020, the Goldman Sachs Global Income Fund was renamed the Goldman Sachs Global Core Fixed Income Fund.

It is our intention that beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from a Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Institutional, Service, Class P, and Class R6 shareholders or 800-526-7384 for all other shareholders. If you hold shares of a Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Funds’ transfer agent if you invest directly with the transfer agent.

Goldman Sachs Multi Sector Fixed Income Funds

∎	BOND FUND

∎	CORE FIXED INCOME

∎	GLOBAL INCOME

∎	INCOME

∎	STRATEGIC INCOME

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Multi Sector Fixed Income Funds

Market Review

During the 12 months ended March 31, 2020 (the “Reporting Period”), the performance of the fixed income markets was most influenced by economic growth expectations, central bank monetary policy and geopolitical events, including the emergence of a novel coronavirus (“COVID-19”).

In the second quarter of 2019, when the Reporting Period began, most spread, or non-government bond, sectors recorded gains. The quarter started on a positive note in April 2019, as developed markets’ central banks maintained the dovish stance they had shifted to in the prior quarter and kept monetary policy unchanged. (Dovish tends to suggest lower interest rates; opposite of hawkish.) In the U.S., the Federal Reserve (“Fed”) noted inflation softness might be due to “transitory factors.” The Bank of Japan clarified its forward guidance to signal unchanged monetary policy through the spring of 2020, while the Bank of England maintained its guidance around interest rate hikes occurring at a gradual pace and to a limited extent. Meanwhile, statements by Sweden’s Riksbank and the Bank of Canada were also somewhat dovish, as they generally focused on risks arising from slower global economic growth. Then, in May 2019, spread sectors were challenged by the escalation of U.S.-China trade tensions. That same month, market speculation about possible 2019 Fed interest rate cuts increased due to an accumulation of factors, including soft inflation, weakness in U.S. economic data, continued global economic growth headwinds from unresolved U.S.-China trade negotiations and weakness in the manufacturing sector. During June 2019, spread sector performance improved on raised prospects of ongoing monetary policy accommodation by global central banks, particularly by the Fed. At its June meeting, the U.S. central bank left interest rates unchanged, but eight of the 12 members on the Federal Open Market Committee projected rate cuts during the 2019 calendar year. In Europe, a dovish speech by outgoing European Central Bank (“ECB”) President Mario Draghi signaled forthcoming easing.

In the third quarter of 2019, spread sectors generally produced positive returns. Investment grade corporate bonds ended the quarter relatively unchanged, but high yield corporate bonds, agency mortgage-backed securities, external emerging markets debt and local emerging markets debt all notched gains. The outlook for global economic growth appeared to hinge on the outcome of U.S.-China trade negotiations and whether the services sector and household consumption would remain resilient in the face of a continued slowdown in global trade, investment and manufacturing activity. Regarding monetary policy, global central bank easing gained momentum during the third calendar quarter. In July 2019, the Fed delivered its first short-term interest rate cut since 2008, though Fed Chair Jerome Powell described it as a “mid-cycle adjustment.” Policymakers implemented another rate cut in September and announced they would stop trimming the Fed’s balance sheet. Elsewhere, the ECB delivered a package that included a rate cut, resumption of asset purchases, strengthened forward guidance and a tiering mechanism for bank deposits subject to negative interest rates. Emerging markets monetary policy was also broadly dovish, most notably in Turkey where the central bank lowered interest rates in July 2019 and again in September.

During the fourth quarter of 2019, spread sectors posted gains. Accommodative central bank policy, improved investor sentiment toward risk assets, a general election victory for the Conservative Party in the U.K., and the announcement of an agreement in principle for a “Phase One” trade deal between the U.S. and China bolstered spread sector performance. High yield corporate bonds performed particularly well, logging one of their best quarters since 2016. Near the end of October, the Fed cut short-term interest rates for a third time in 2019 and replaced a comment in its statement to “act as appropriate” with a more neutral comment that indicated its policy path would be dependent on the evolution of data and trade developments. In Europe, the first public address by new ECB president Christine Lagarde pointed to policy continuity, as it called for “a new European policy mix” that includes fiscal policy, which she believes could enable monetary policy to achieve its goal “faster and with fewer side effects.”

In the first quarter of 2020, spread sectors, with the exception of mortgage-backed securities, recorded negative returns. January 2020 began with improving macroeconomic data but also with heightened geopolitical uncertainty due to U.S.-Iran tensions. In the second half of the month, investor sentiment was challenged by concerns that Chinese and global economic growth could slow due to the outbreak of COVID-19 in China. Although risk-off investor sentiment, or reduced risk appetite, eased in early February, it resurfaced later in the month on news of an uptick in COVID-19 cases outside of China. Investor sentiment quickly worsened in March, as governments around the world initiated shutdowns and quarantines to stem what had then become a pandemic. Global central banks indicated their willingness to use monetary policy to address market volatility and economic conditions. In early March, the Fed cut the target federal funds rate by 50 basis points to a range of between 1.00% and 1.25%, citing “evolving” risks to U.S. economic activity from COVID-19. (A basis point is 1/100th of a percentage point.) On March 15th, the Fed slashed the

1

MARKET REVIEW

target federal funds rate to near zero. Other G10 banks, except for Sweden’s Riksbank, reduced their policy rates or held them at all-time lows. (Also known as Group of 10 nations, the G10 are actually 11 countries that participate in an agreement to provide the International Monetary Fund with additional funds to increase its lending ability. Members include Belgium, Canada, France, Germany, Italy, Japan, Netherlands, Sweden, Switzerland, the U.K. and the U.S.) Quantitative easing measures were resumed in the U.S., the U.K. and Sweden, expanded in Europe and Japan and commenced in Australia, Canada and New Zealand. New policy measures were also launched, with the goal of easing stresses in corporate bond markets. Meanwhile, many governments began to make use of fiscal policy to stem supply-side shocks. Several announced large fiscal measures, which included direct support for health care efforts. Many of the measures also sought to provide income support to individuals, assistance to households, small businesses and larger companies, and loan guarantees. Finally, a sharp drop in crude oil prices during March 2020 added further to market volatility. Early in the month, a dispute between the Organization of the Petroleum Exporting Countries, or OPEC, and Russia led Saudi Arabia to lower the price at which it sells crude oil.

For the Reporting Period overall, spread sector performance was negative. Sovereign emerging markets debt underperformed U.S. Treasury securities most, followed by high yield corporate bonds and investment grade corporate bonds. Commercial mortgage-backed securities, asset backed securities, mortgage-backed securities and agency securities also lagged U.S. Treasuries, though to a lesser extent. During the Reporting Period, the U.S. Treasury sector posted strong gains, as U.S. Treasury yields fell along the curve, with those on the shortest maturities declining most. (Yield curve is a spectrum of interest rates based on maturities of varying lengths.) The yield on the bellwether 10-year U.S. Treasury dropped approximately 174 basis points to end the Reporting Period at 0.67%.

Looking Ahead

At the end of the Reporting Period, the global economy was experiencing a severe slowdown. Non-essential economic activity had suddenly stopped around the world, with approximately one-third of the global population under full or partial lockdowns. Most forms of face-to-face consumption—a key driver of growth in many key economies — had come to a standstill. Manufacturers had reduced or shut down production, while construction had slowed or stalled. In our view, global economic growth rates had dropped to recession-like levels at the end of the Reporting Period.

The shape of the eventual global economic recovery, in our opinion, will most likely depend on COVID-19’s trajectory and any second- or third-round economic shocks. We think a V- or U-shaped recovery could occur if the economic influence of the virus is confined to direct impacts, such as production shutdowns, cancelled consumption, supply chain disruptions and employee absenteeism. An L-shaped recovery could unfold if labor market or consumption weakness is pronounced and sustained and/or if direct virus impacts are accompanied by materially tighter financial conditions, a downturn in global trade and a pullback in business investment. We cannot predict the evolution of COVID-19 and its rippling effects. But at the end of the Reporting Period, we planned to continue monitoring the incidence of new infections, the status of ongoing mitigation measures and the progress on development of a vaccine and/or therapeutic.

2

MARKET REVIEW

Goldman Sachs U.S. Fixed Income Investment Management Team Changes

There were several key changes to the Goldman Sachs U.S. Fixed Income Investment Management Team during the Reporting Period. After 26 years of distinguished service, Mark Van Wyk, head of Goldman Sachs Asset Management’s (“GSAM”) Government/Swaps strategy retired from the firm at the end of March 2020. Peter Stone has stepped in to lead the U.S. Government/Swaps team, and Simon Dangoor has stepped in to head the global Government/Swaps strategy. Similarly, Jonathan Bayliss, head of Macro Rates retired from the firm. Simon Dangoor stepped in to be the new head of Macro Rates, having oversight of the Duration, Country, Cross Macro and Government/Swaps strategies. Peter Stone and Alex Stiles have stepped in to co-head Duration. Simon Dangoor and Arnab Nilim have stepped in to co-head the Cross Macro strategy. Arnab Nilim was also hired during the Reporting Period to be the new head of the Currency strategy, replacing Sam Finkelstein, who is now focused on his responsibilities and role as co-chief investment officer. Kay Haigh was hired to be the new co-head of the Emerging Markets Debt strategy, along with Sam Finkelstein. Finally, Michael Goldstein, co-head of High Yield portfolio management and trading, retired from the firm, with his responsibilities assumed by Robert Magnuson. By design, all investment decisions for the Funds are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and helps to ensure continuity in the Funds.

3

PORTFOLIO RESULTS

Goldman Sachs Bond Fund

Investment Objective

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Bloomberg Barclays U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Bond Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 5.66%, 4.88%, 6.01%, 5.49%, 5.82%, 6.03%, 5.40% and 6.03%, respectively. These returns compare to the 8.91% average annual total return of the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Bloomberg Barclays Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	While the Fund produced positive absolute returns, it underperformed the Bloomberg Barclays Index on a relative basis. Within our top-down strategies, our cross-sector strategy detracted most overall from the Fund’s relative results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Our top-down currency strategy also detracted from the Fund’s relative results during the Reporting Period, largely due to positioning around Latin American currencies, specifically, the Brazilian real and the Colombian peso. We had favored long positions in the Brazilian real for most of the Reporting Period, and we had favored short positions in the Colombian peso for the majority of the Reporting Period. The currency strategy is primarily implemented via currency forwards.

Partially offsetting these detractors was the Fund’s country strategy, which contributed most positively to its relative results during the Reporting Period. Within the Fund’s country strategy, long positions in Canadian rates versus short positions in European rates helped most. The Fund’s long U.S. inflation versus short U.K. inflation positioning also added to returns. The Fund’s country strategy is primarily implemented via interest rate swaps and/or futures.

Tactical management of the Fund’s duration and yield curve positioning strategy also contributed positively to relative performance during the Reporting Period. The duration strategy is primarily implemented via interest rate swaps and/or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths.

Bottom-up individual issue selection generated mixed results during the Reporting Period but detracted overall.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Implemented via our cross-sector strategy, the Fund’s overweight to investment grade corporate credit detracted most from relative results, as the credit market suffered a great deal of stress in the March 2020 sell-off. That said, these losses were largely offset by the Fund’s long U.S. duration position, which we used to hedge the Fund’s credit exposure. The credit losses were also partially offset by the Fund’s basis exposure, as credit derivatives outperformed cash bonds. (Basis exposure, or basis risk, is the financial risk that offsetting investments in a hedging strategy will not experience price changes in entirely opposite directions from each other. This imperfect correlation between the two investments creates the potential for excess gains or losses in a hedging strategy.) Within the securitized sector, overweights to collateralized loan obligations (“CLOs”) and to asset-backed securities (“ABS”) detracted from performance. These losses were slightly offset by an overweight to agency mortgage-backed securities (“MBS”), which contributed positively.

4

PORTFOLIO RESULTS

Security selection strategies generated mixed results but detracted overall. Selection within the corporate credit sector was the major detractor from the Fund’s relative performance during the Reporting Period, primarily due to selection of investment grade industrial issues. Within the industrial sector, energy-related bonds were particularly challenged, although non-energy names also struggled due to across the board spread widening within the corporate credit sector. (Spread widening is an increased differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating.)

Individual issue selection within the government/swaps sector also detracted, albeit more modestly. The Fund’s government/swaps strategy is primarily implemented via interest rate swaps and/or futures. Security selection within the emerging markets debt sector also modestly dampened relative results, with selection of emerging markets debt from Venezuela, Argentina and Ecuador especially detracting from performance. On the other hand, selection within the securitized sector contributed positively to the Fund’s performance, especially selection of MBS.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning contributed positively to its results during the Reporting Period, primarily driven by tactical U.S. rates positioning. Positioning around the seven- and 20-year segments of the U.S. Treasury yield curve also added to performance. We favored short positioning around the 20-year segment of the yield curve and long positioning around the seven-year segment of the yield curve.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As market conditions warranted during the Reporting Period, currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as purchased OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, Treasury futures and Eurodollar futures were used as warranted to facilitate specific duration, yield curve and country strategies; swaptions (or options on interest rate swap contracts) to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps and total return swaps to manage exposure to fluctuations in interest rates. The Fund also used forward sales contracts to help manage duration. The Fund used CLOs, collateralized mortgage obligations (“CMOs”), inverse floaters, interest only mortgage-backed securities and TBAs (“to be announced”) within its securitized selection strategy.

Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement. Derivatives are used in combination with cash securities* to implement our views in the Fund. During the Reporting Period, positions in CLOs, CMOs, TBAs, futures and interest rate swaps contributed positively to relative results, while positions in currency forwards, credit default swaps, inverse floaters, interest-only mortgage-backed securities and swaptions detracted from relative results. The effect of the remaining derivatives and similar instruments mentioned above was rather neutral to the Fund’s results during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s exposure relative to the Bloomberg Barclays Index in agency MBS given what we considered to be their attractive valuations.

*	Cash may include local currency, foreign currency, short-term investment funds, bank acceptances, commercial paper, margin, repurchase agreements, time deposits, variable-rate demand notes, and/or money market mutual funds. The Cash category may show a negative market value percentage as a result of a) the timing of trade date versus settlement date transactions and/or b) the portfolio’s derivative investments, which are collateralized by the portfolio’s available cash and securities. Such securities are AAA rated by an independent rating agency, have durations between -2 and 1 years, and are limited to the following sectors: governments, agencies, supranationals, corporates, and agency-backed adjustable-rate mortgages.

5

PORTFOLIO RESULTS

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	The Fund’s portfolio management team remained unchanged, led by Michael Swell and Ashish Shah.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2020?

A	At the end of March 2020, the Fund had overweighted allocations relative to the Bloomberg Barclays Index on a market-value weighted basis in pass-through mortgage-backed securities and investment grade corporate bonds and, to a lesser extent, in high yield corporate bonds and asset-backed securities. The Fund had underweighted exposure relative to the Bloomberg Barclays Index in U.S. government securities and, to a lesser extent, in quasi-government securities and held rather neutral positions compared to the Bloomberg Barclays Index in commercial mortgage-backed securities and emerging markets debt. The Fund had no exposure to covered bonds at the end of the Reporting Period. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) The Fund also maintained a position in cash* at the end of the Reporting Period. The Fund had a modestly longer overall duration compared to that of the Bloomberg Barclays Index at the end of the Reporting Period, attributable primarily to a modestly long U.S. duration position relative to the Bloomberg Barclays Index.

In April 2020, the Board of Trustees of the Goldman Sachs Trust approved a change investment objective of the Fund. This change will become effective on July 29, 2020. The Fund’s current investment objective is to seek a total return consisting of capital appreciation and income that exceeds the total return of the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund’s new investment objective will be to seek a total return consisting of capital appreciation and income.

*	Cash may include local currency, foreign currency, short-term investment funds, bank acceptances, commercial paper, margin, repurchase agreements, time deposits, variable-rate demand notes, and/or money market mutual funds. The Cash category may show a negative market value percentage as a result of a) the timing of trade date versus settlement date transactions and/or b) the portfolio’s derivative investments, which are collateralized by the portfolio’s available cash and securities. Such securities are AAA rated by an independent rating agency, have durations between -2 and 1 years, and are limited to the following sectors: governments, agencies, supranationals, corporates, and agency-backed adjustable-rate mortgages.

6

FUND BASICS

Bond Fund

as of March 31, 2020

FUND COMPOSITION[1]

Percentage of Net Assets

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent a certificate of deposit. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[2]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[3]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

7

GOLDMAN SACHS BOND FUND

Performance Summary

March 31, 2020

The following graph shows the value, as of March 31, 2020, of a $1,000,000 investment made on April 1, 2010 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Bond Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2010 through March 31, 2020.

Average Annual Total Return through March 31, 2020*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	5.66%	2.52%	3.82%	—
Including sales charges	1.72%	1.74%	3.42%	—

Class C				—
Excluding contingent deferred sales charges	4.88%	1.74%	3.05%	—
Including contingent deferred sales charges	3.87%	1.74%	3.05%	—

Institutional	6.01%	2.87%	4.17%	—

Service	5.49%	2.36%	3.66%	—

Investor	5.82%	2.78%	4.03%	—

Class P (Commenced April 20, 2018)	6.03%	N/A	N/A	5.52%

Class R	5.40%	2.27%	3.55%	—

Class R6 (Commenced July 31, 2015)	6.03%	N/A	N/A	3.12%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

8

PORTFOLIO RESULTS

Goldman Sachs Core Fixed Income Fund

Investment Objective

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Bloomberg Barclays U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Core Fixed Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 7.07%, 6.25%, 7.41%, 6.87%, 7.33%, 7.41%, 6.70% and 7.41%, respectively. These returns compare to the 8.91% average annual total return of the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Bloomberg Barclays Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	While the Fund produced positive absolute returns, it underperformed the Bloomberg Barclays Index on a relative basis. Within our top-down strategies, our cross-sector strategy detracted most overall from the Fund’s relative results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Our top-down currency strategy also detracted from the Fund’s relative results during the Reporting Period, largely due to long positions in the Norwegian krone as well as positioning around the Australian dollar. These losses were partially offset by short positions in the Canadian dollar, which added value. The currency strategy is primarily implemented via currency forwards.

Partially offsetting these detractors was the Fund’s country strategy, which contributed most positively to its relative results during the Reporting Period. Within the Fund’s country strategy, long positions in U.S. inflation rates versus short positions in U.K. inflation rates helped most. Long positions in Canadian rates versus short positions in European rates also added to performance as did long positions in European rates versus short positions in Swedish rates. The Fund’s country strategy is primarily implemented via interest rate swaps and/or futures.

Tactical management of the Fund’s duration and yield curve positioning strategy also contributed positively to relative performance during the Reporting Period. The duration strategy is primarily implemented via interest rate swaps and/or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths.

Bottom-up individual issue selection overall generated mixed results during the Reporting Period.

Q	Which fixed income market sectors most significantly affected Fund performance?

A

Implemented via our cross-sector strategy, the Fund’s overweight to investment grade corporate credit detracted most from relative results, as the credit market suffered a great deal of stress in the March 2020 sell-off. That said, these losses were largely offset by the Fund’s basis exposure, as credit derivatives outperformed cash bonds. (Basis exposure, or basis risk, is the financial risk that offsetting investments in a hedging strategy will not experience price changes in entirely opposite directions from each other. This imperfect correlation between the two investments creates the potential for excess gains or losses in a hedging strategy.) The credit losses were also partially offset by the Fund’s long U.S. duration position, which we used to hedge the Fund’s credit exposure. Within the securitized sector, overweights to collateralized loan obligations (“CLOs”) and to asset-backed securities (“ABS”) detracted from performance. These losses

9

PORTFOLIO RESULTS

were slightly offset by an overweight to agency mortgage-backed securities (“MBS”), which contributed positively.

Security selection strategies generated mixed results. Selection within the corporate credit sector was the major detractor from the Fund’s relative performance during the Reporting Period, primarily due to selection of investment grade industrial issues. Within the industrial sector, energy-related bonds were particularly challenged, although non-energy names also struggled due to across the board spread widening within the corporate credit sector. (Spread widening is an increased differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating.) These losses were partially offset by the Fund’s “down in quality” bias within the investment grade corporate bond sector, which contributed positively.

Selection within the securitized sector contributed positively to the Fund’s performance, especially selection of MBS. Individual issue selection within the government/swaps sector also added value during the Reporting Period, primarily due to selection of U.S. Treasury bills. The Fund’s government/swaps strategy is primarily implemented via interest rate swaps and/or futures. Security selection within the emerging markets debt sector also modestly boosted relative results, with selection of emerging market debt from Mexico and Russia especially benefiting performance.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning contributed positively to its results during the Reporting Period, primarily driven by tactical U.S. rates positioning.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As market conditions warranted during the Reporting Period, currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as purchased OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, Treasury and international government bond futures, Eurodollar futures and other futures contracts were used as warranted to facilitate specific duration, yield curve and country strategies; swaptions (or options on interest rate swap contracts) to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps to manage exposure to fluctuations in interest rates. The Fund also used forward sales contracts to help manage duration. The Fund also used forward sales contracts to help manage duration. The Fund used collateralized loan obligations, collateralized mortgage obligations, inverse floaters, interest only mortgage-backed securities and TBAs (“to be announced”) within its securitized selection strategy.

Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement. During the Reporting Period, positions in currency forwards, futures, interest rate swaps, collateralized loan obligations and TBAs contributed positively to relative results, while positions in swaptions, Eurodollar options and credit default swaps detracted from relative results, and positions in the remaining derivatives and similar instruments mentioned above did not meaningfully impact Fund performance.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s exposure relative to the Bloomberg Barclays Index in agency MBS given what we considered to be their attractive valuations.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	The Fund’s portfolio management team remained unchanged, led by Michael Swell and Ashish Shah.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2020?

A	At the end of March 2020, the Fund had its most overweighted allocations relative to the Bloomberg Barclays Index on a market-value weighted basis in investment grade

10

PORTFOLIO RESULTS

corporate bonds, pass-through mortgage-backed securities and, to a lesser extent, asset-backed securities. The Fund had its most underweighted exposure relative to the Bloomberg Barclays Index in U.S. government securities. The Fund maintained rather neutral exposures relative to the Bloomberg Barclays Index to quasi-government securities, commercial mortgage-backed securities, high yield corporate bonds and emerging markets debt. The Fund had no exposure to covered bonds at the end of the Reporting Period. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) The Fund also maintained a position in cash* at the end of the Reporting Period. The Fund had a neutral overall duration compared to that of the Bloomberg Barclays Index at the end of the Reporting Period, including a rather neutral U.S. duration position relative to the Bloomberg Barclays Index.

In April 2020, the Board of Trustees of the Goldman Sachs Trust approved a change investment objective of the Fund. This change will become effective on July 29, 2020. The Fund’s current investment objective is to seek a total return consisting of capital appreciation and income that exceeds the total return of the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund’s new investment objective will be to seek a total return consisting of capital appreciation and income.

*	Cash may include local currency, foreign currency, short-term investment funds, bank acceptances, commercial paper, margin, repurchase agreements, time deposits, variable-rate demand notes, and/or money market mutual funds. The Cash category may show a negative market value percentage as a result of a) the timing of trade date versus settlement date transactions and/or b) the portfolio’s derivative investments, which are collateralized by the portfolio’s available cash and securities. Such securities are AAA rated by an independent rating agency, have durations between -2 and 1 years, and are limited to the following sectors: governments, agencies, supranationals, corporates, and agency-backed adjustable-rate mortgages.

11

FUND BASICS

Core Fixed Income Fund

as of March 31, 2020

FUND COMPOSITION[1]

Percentage of Net Assets

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificate of deposit. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[2]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[3]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

12

GOLDMAN SACHS CORE FIXED INCOME FUND

Performance Summary

March 31, 2020

The following graph shows the value, as of March 31, 2020, of a $1,000,000 investment made on April 1, 2010 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Core Fixed Income Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2010 through March 31, 2020.

Average Annual Total Return through March 31, 2020*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	7.07%	2.83%	3.66%	—
Including sales charges	3.02%	2.06%	3.26%	—

Class C
Excluding contingent deferred sales charges	6.25%	2.07%	2.88%	—
Including contingent deferred sales charges	5.23%	2.07%	2.88%	—

Institutional	7.41%	3.18%	4.00%	—

Service	6.87%	2.67%	3.50%	—

Investor	7.33%	3.09%	3.91%	—

Class P (Commenced April 20, 2018)	7.41%	N/A	N/A	6.63%

Class R	6.70%	2.56%	3.39%	—

Class R6 (Commenced July 31, 2015)	7.41%	N/A	N/A	3.58%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

13

PORTFOLIO RESULTS

Goldman Sachs Global Income Fund

Investment Objective

The Fund seeks a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Global Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class P and Class R6 Shares generated average annual total returns, without sales charges, of 4.88%, 4.06%, 5.22%, 4.71%, 5.07%, 5.22% and 5.22%, respectively. These returns compare to the 6.57% average annual total return of the Fund’s benchmark, the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, hedged) (the “Bloomberg Barclays Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	While the Fund produced positive absolute returns, it underperformed the Bloomberg Barclays Index on a relative basis. Bottom-up individual issue selection overall detracted from the Fund’s performance during the Reporting Period, led by our corporate selection strategy. To a more modest degree, our emerging markets debt selection strategy also detracted. The corporate selection strategy is primarily implemented via cash rate bonds and credit default swaps (mainly index swaps). The emerging markets debt selection strategy implements directional, relative value and idiosyncratic trade ideas in local and external emerging market rates and corporate bonds. Individual issue selection strategies reflect any active views we take on a particular sector.

Within our top-down strategies, the Fund’s cross-sector strategy detracted most from relative results during the Reporting Period. The cross-sector strategy is primarily implemented via cash bonds and index/single-name credit default swaps. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

To a lesser extent, the Fund’s currency strategy also detracted. The Fund’s currency strategy detracted primarily because of overweight positions relative to the Bloomberg Barclays Index in Latin American emerging markets currencies, such as the Brazilian real, Colombian peso and Argentinean peso, which depreciated relative to the U.S. dollar in the third quarter of 2019. The Brazilian real experienced bearish momentum amidst the move by corporations to purchase U.S. dollars to repay U.S. dollar-denominated debt in the country. The Argentinean peso weakened relative to the U.S. dollar due to deteriorating investor sentiment against a backdrop of political instability and troubled financial conditions in the country. The Fund’s overweight to the Mexican peso in the first quarter of 2020 also detracted from results, as the currency weakened relative to the U.S. dollar due to negative sentiment around COVID-19. The Fund’s currency strategy primarily implements relative value positions in developed and emerging market currencies, using valuations relative to short- and medium-term fundamentals.

The Fund’s cross-macro strategy detracted from relative returns as well during the Reporting Period, attributable primarily to the Fund’s short exposure relative to the Bloomberg Barclays Index in Norwegian rates versus long New Zealand and Canadian rates exposures toward the end of the Reporting Period. These positions were challenged by the Norges Bank, Norway’s central bank, cutting interest rates more than we expected, while the Bank of Canada and Reserve Bank of New Zealand cut interest rates less than we expected and launched quantitative easing programs rather than moving rates into negative territory. Additionally, the collapse in oil prices during the Reporting Period was detrimental to the Fund’s long Norwegian krone position, given that Norway is a net exporter of oil. The cross-macro strategy in one in which we hold relative value positions

14

PORTFOLIO RESULTS

across rates, currencies and credit within the Fund. The cross-macro strategy is primarily implemented via interest rate swaps and/or futures.

Conversely, our duration strategy boosted the Fund’s relative results most during the Reporting Period. The duration strategy is primarily implemented via interest rate swaps and/or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Our country strategy also contributed positively to the Fund’s performance during the Reporting Period. This was primarily due to the Fund’s long U.S. Treasury inflation-protected securities versus short U.K. inflation securities position, which performed well on the back of lowered inflation expectations in the U.K., as optimism around Brexit resolution grew. (Brexit is the term for the U.K.’s path out of the European Union.) The Fund’s long Europe versus short Swedish rates trade in the first half of the Reporting Period also contributed positively to performance. European rates rallied in 2019 on the back of accommodative monetary policy and looser financial conditions in the Eurozone, whereas Sweden’s Riksbank delivered a less dovish read than the consensus expected due to anchored economic expectations and tight resource utilization. (Dovish tends to suggest lower interest rates; opposite of hawkish.) The Fund’s long Canadian versus short European rates positions added value as well, performing especially strongly in March 2020 as a part of our team’s rate convergence theme, wherein we believed the higher rate markets had more room to ease through interest rate cuts relative to the countries with already-lower rates. The Bank of Canada lowered its policy rates in response to the uncertain evolution of the COVID-19 pandemic and its potential economic repercussions, while the European Central Bank looked at other easing mechanisms. The country strategy is primarily implemented via interest rate swaps and/or futures.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Our cross-sector strategy and corporate selection strategy were the largest detractors from the Fund’s performance during the Reporting Period due to the Fund’s overweight bias to investment grade corporate bonds in March 2020. The investment grade corporate bond market deteriorated due to the twin oil-coronavirus shock, as investor uncertainty, reduced bank dealer capacity to trade and near-term funding concerns impaired credit market functioning. The sector saw heavy outflows. Decisive action from major central banks, particularly investment grade corporate bond asset purchases announced by the U.S. Federal Reserve (“Fed”) on March 24, 2020, started to ease liquidity challenges and helped spreads to begin retracing toward the end of the month. (Spreads are yield differentials to duration-equivalent U.S. Treasuries.) The Fund’s rates-paired approach, implemented through our cross-macro strategy, offset some of the losses from the spread widening within the investment grade corporate bond sector. Both our cross-sector and corporate selection strategies are primarily implemented via cash rate bonds and credit default swaps (mainly index swaps).

Our emerging markets debt selection strategy modestly detracted overall from the Fund’s results during the Reporting Period. Such underperformance can be attributed primarily to the Fund’s long exposure to South Korean inflation in the second quarter of 2019 and its short exposure to Polish local rates. The position in South Korean inflation detracted due to a policy rate cut in the country in response to growing concerns around low inflation expectations resulting from economic disruptions due to the spread of COVID-19 and the fall in global oil prices. The emerging markets debt strategy implements directional, relative value and idiosyncratic trade ideas in local and external emerging market rates and corporate bonds.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A

The Fund’s duration positioning contributed most positively to its results during the Reporting Period. The Fund’s duration strategy is actively managed and constantly monitored in an effort to generate greater performance and reduced risk through volatile markets. We tactically adjusted the Fund’s duration position throughout the Reporting Period as market conditions shifted. The Fund’s tactical positions in Japanese, U.S., U.K. and Australian rates during the Reporting Period helped most. The Fund had a long Japanese rates position toward the end of 2019, as we expected an unwinding of a sell-off that had occurred during November 2019 on high new supply and amid receding expectations for additional Bank of Japan monetary easing. The Fund’s U.S. rates position contributed positively to returns, as bond yields moved marginally higher during the fourth quarter of 2019 on the back of tentative signs of improving global economic growth and on rising optimism around prospects for a U.S.-China trade deal. The Fund’s short U.K. rates position in March 2020 also contributed positively, as U.K. rates reflected extreme market pricing, while we believed the

15

PORTFOLIO RESULTS

Bank of England was at its lower boundary for policy rates and would look at alternative easing measures beyond the rate cut it delivered.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	We used derivatives and similar instruments for the efficient management of the Fund. These derivatives and similar instruments allowed us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement. Derivatives are used in combination with cash* to implement our views in the Fund.

During the Reporting Period, we used Treasury futures, Eurodollar futures, interest rate and bond exchange traded futures contracts and swaptions to implement duration and country strategies within the Fund, especially in the U.S., Eurozone, U.K. and Japanese markets. Currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as by purchasing OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Interest rate and credit default swaps were also used as cost-efficient instruments to help grant us greater precision and versatility in the management of active strategies. Forward sales contracts were used to implement currency transactions based on our active views and for hedging purposes. Written option contracts were used to implement active views within our top-down and bottom-up selection strategies and for hedging purposes. The Fund used collateralized loan obligations, collateralized mortgage obligations, interest only mortgage-backed securities and TBAs (“to be announced”) within its securitized selection strategy. While the use of derivatives generated mixed results during the Reporting Period, as described earlier, overall, they had a positive impact on the Fund’s results, especially the use of futures.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	As mentioned earlier, we tactically adjusted the Fund’s duration position during the Reporting Period as market conditions and central bank policy shifted. Also, we established a long Australian rates versus short U.K. rates position, and we added a short U.S. rates versus long Australian rates position during the Reporting Period. We closed out the Fund’s long rates position in Europe versus other developed markets, including Norway and the U.K. We maintained the Fund’s exposure to perceived safe-haven currencies, such as the U.S. dollar, Japanese yen, Swiss franc and euro, and paired these positions with short exposures to currencies more sensitive to lower oil prices, such as the Canadian dollar.

From a sector perspective, on a market-value weighted basis, we increased the Fund’s exposures to residential mortgage-backed securities, especially mortgage pass-through securities, and to investment grade corporate bonds during the Reporting Period. We decreased the Fund’s exposures to quasi-government securities, asset-backed securities and emerging markets debt during the Reporting Period. We also reduced the Fund’s position in cash during the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective December 31, 2019, Simon Dangoor stepped up to become the co-lead portfolio manager of the Fund. Andrew Wilson stepped down as portfolio manager of the Fund effective the same date to become the chair of the Global Fixed Income and Liquidity Solutions team within Goldman Sachs Asset Management (“GSAM”). Effective February 25, 2020, Hugh Briscoe stepped up to become a portfolio manager of the Fund. Iain Lindsay stepped down as a portfolio manager of the Fund effective the same date.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2020?

A	At the end of March 2020, on a market-value weighted basis, the Fund had overweighted allocations relative to the Bloomberg Barclays Index in investment grade corporate bonds; residential mortgage-backed securities, especially mortgage pass-through securities; and asset-backed securities. The Fund had underweighted exposures relative to the Bloomberg Barclays Index in government securities and, to a lesser degree, quasi-government securities and emerging markets debt. The Fund had a rather neutrally weighted position relative to the Bloomberg Barclays Index in high

*	Cash may include local currency, foreign currency, short-term investment funds, bank acceptances, commercial paper, margin, repurchase agreements, time deposits, variable-rate demand notes, and/or money market mutual funds. The Cash category may show a negative market value percentage as a result of a) the timing of trade date versus settlement date transactions and/or b) the portfolio’s derivative investments, which are collateralized by the portfolio’s available cash and securities. Such securities are AAA rated by an independent rating agency, have durations between -2 and 1 years, and are limited to the following sectors: governments, agencies, supranationals, corporates, and agency-backed adjustable-rate mortgages.

16

PORTFOLIO RESULTS

yield corporate bonds and had no positions in commercial mortgage-backed securities or covered bonds at the end of the Reporting Period. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) The Fund also maintained a position in cash* at the end of the Reporting Period.

From a country perspective, on a market-value weighted basis, the Fund was overweight relative to the Bloomberg Barclays Index in the U.S., and to a much lesser degree, in Japan at the end of March 2020. The Fund was underweight compared to the Bloomberg Barclays Index in Australia, the Eurozone overall and the emerging markets overall. Within the Eurozone, the Fund was most underweight Germany and France and was rather neutrally weighted to the remaining Eurozone markets at the end of the Reporting Period. Within the emerging markets, the Fund was rather neutrally weighted to each of the individual constituent markets. The Fund was also relatively neutrally weighted at the end of the Reporting Period to Canada, Denmark, Sweden and the U.K. and had no exposure to Norway. The Fund had a modestly longer duration than that of the Bloomberg Barclays Index at the end of the Reporting Period.

In February 2020, the Board of Trustees of the Goldman Sachs Trust approved a change in the name, investment objective and principal investment strategy of the Fund. These changes will become effective after the close of business on April 30, 2020. The Fund’s name will change to the “Goldman Sachs Global Core Fixed Income Fund.” The Fund’s current investment objective is to seek a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation. The Fund’s new investment objective will be to seek a total return consisting of capital appreciation and income. “Core” in the Fund’s name means that the Fund will focus its investments in intermediate and long-term investment grade bonds.

*	Cash may include local currency, foreign currency, short-term investment funds, bank acceptances, commercial paper, margin, repurchase agreements, time deposits, variable-rate demand notes, and/or money market mutual funds. The Cash category may show a negative market value percentage as a result of a) the timing of trade date versus settlement date transactions and/or b) the portfolio’s derivative investments, which are collateralized by the portfolio’s available cash and securities. Such securities are AAA rated by an independent rating agency, have durations between -2 and 1 years, and are limited to the following sectors: governments, agencies, supranationals, corporates, and agency-backed adjustable-rate mortgages.

17

FUND BASICS

Global Income Fund

as of March 31, 2020

CURRENCY ALLOCATION[1]

	Percentage of Net Assets

	as of 3/31/20	as of 3/31/19
U.S. Dollar	66.3%	63.1%
Japanese Yen	17.1	13.7
Euro	11.9	13.7
British Pound	4.3	5.8
Chinese Yuan Renminbi	3.2	0.0
Canadian Dollar	1.8	2.5
Thai Baht	1.6	0.6
South Korean Won	0.9	1.8
Swedish Krona	0.3	0.4
Singapore Dollar	0.2	0.3
Indonesian Rupiah	0.2	0.2
Danish Krone	0.1	0.1
Israeli Shekel	0.1	0.1
Russian Ruble	0.1	0.1
Australian Dollar	0.0	0.4
Mexican Peso	0.0	0.3
South African Rand	0.0	0.2
Czech Koruna	0.0	0.1

[1]	The percentage shown for each currency reflects the value of investments in that category as a percentage of net assets. Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

18

GOLDMAN SACHS GLOBAL INCOME FUND

Performance Summary

March 31, 2020

The following graph shows the value, as of March 31, 2020, of a $1,000,000 investment made on April 1, 2010 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged) is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Global Income Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2010 through March 31, 2020.

Average Annual Total Return through March 31, 2020*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	4.88%	2.60%	3.40%	—
Including sales charges	0.92%	1 81%	3.01%	—

Class C
Excluding contingent deferred sales charges	4.06%	1.83%	2.65%	—
Including contingent deferred sales charges	3.04%	1.83%	2.65%	—

Institutional	5.22%	2.94%	3.76%	—

Service	4.71%	2.37%	3.20%	—

Investor (Commenced July 30, 2010)	5.07%	2.85%	N/A	3.53%

Class P (Commenced April 20, 2018)	5.22%	N/A	N/A	5.13%

Class R6 (Commenced July 31, 2015)	5.22%	N/A	N/A	3.36%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

19

PORTFOLIO RESULTS

Goldman Sachs Income Fund

Investment Objective

The Fund seeks a high level of current income, and secondarily, capital appreciation.

Portfolio Management Discussion and Analysis

The Goldman Sachs Income Fund (the “Fund”) launched on December 3, 2019. Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Fund’s performance and positioning for the period from its inception through March 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares generated average annual total returns, without sales charges, of -10.14%, -10.35%, -10.03%, -10.06%, -10.03%, -10.21% and -10.03%, respectively. These returns compare to the 2.76% average annual total return of the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Bloomberg Barclays Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to strike a balance between top-down sector positioning and rigorous bottom-up fundamental credit research.

Tactical management of the Fund’s duration and yield curve positioning strategy detracted from relative performance during the Reporting Period. The duration strategy is primarily implemented via interest rate swaps and/or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths.

Our cross-sector strategy generated mixed results but detracted overall from the Fund’s relative results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Bottom-up individual issue selection also led to mixed results but detracted overall from relative performance, especially within the corporate credit sector.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	The Fund seeks to be higher yielding than a typical bond strategy with less risk than high yield or emerging markets debt, with investments limited to no greater than 35% in emerging markets debt. The Fund can be utilized as a complement to an established core bond strategy.

Implemented via our cross-sector strategy, the Fund’s overweights to high yield corporate bonds and emerging markets debt detracted from relative returns. Most of this underperformance can be attributed to March 2020 when spreads widened significantly in both sectors. (Spread widening is an increased differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating.) These losses were partially offset by the positive contributions made by positioning in investment grade corporate bonds as well as by the Fund’s long U.S. rates positions, which was paired with a long credit position.

Among our security selection strategies, our selection of investment grade industrial and financial corporate bonds as well as our selection of external emerging markets debt detracted from the Fund’s relative performance during the Reporting Period. These detractors were partially offset by selection of agency securities within the government/swaps sector, which contributed positively. The Fund’s government/swaps strategy is primarily implemented via interest rate swaps and/or futures.

20

PORTFOLIO RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s duration will typically range from three to six years. Tactical management of the Fund’s duration and yield curve positioning detracted from its results during the Reporting Period, primarily driven by tactical U.S. yield curve positioning. Rates rose during the month of December 2019 on continued optimism over the U.S.-China trade negotiations and signs of stable economic growth. During the month, our tactical short U.S. rate positions contributed positively to Fund returns. However, December 2019’s gains were offset as the Fund’s tactical short U.S. rates position detracted from returns during the first quarter of 2020. More specifically, during the month of February 2020, our tactical U.S. rates position was initially predicated on a what we saw as a lower probability of Federal Reserve (“Fed”) interest rate cuts in calendar year 2020. However, the mounting concerns around the impact of COVID-19 on global economic growth caused rates to rally and the implied probability of a Fed rate cut to increase substantially. In March 2020, the Fed cut the targeted federal funds rate range by a total of 150 basis points to combat the negative impact of the COVID-19 outbreak on the economy. (A basis point is 1/100th of a percentage point.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As market conditions warranted during the Reporting Period, currency transactions were carried out using primarily forward foreign exchange contracts. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, Treasury and other futures contracts were used as warranted to facilitate specific duration and yield curve strategies; credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps to manage exposure to fluctuations in interest rates.

Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement. During the Reporting Period, positions in currency forwards and futures contributed positively to relative results, while positions in credit default swaps and interest rate swaps detracted from relative results.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Given that the Fund was launched on December 3, 2019, there were no notable changes in the Fund’s weightings during the Reporting Period.

That said, in response to the significant market sell-off in March 2020, we continued to scrutinize the Fund in an effort to identify potential vulnerability and opportunities. In March 2020, we trimmed the Fund’s exposure to bonds within the energy sector as well as to bonds within other COVID-19-sensitive sectors. We also sold out of emerging markets debt issues that are heavily exposed to oil prices. With the dislocation of many sectors seen at the end of the Reporting Period, we sought to add positions we feel may provide opportunities to take advantage of any significant spread compression. For example, at the end of March 2020, we were looking to add credit exposure via investment grade cash bonds, aiming to capture attractive new issue premia, buy in the secondary market where spreads were more attractive, in our view, and get ahead of the potential liquidity wave of the Fed’s corporate credit purchase program. (A cash bond is an arrangement wherein a party gives to another an amount of money to secure the fulfillment of an obligation. In cases where the party fails to comply with the obligation, the money is forfeited in favor of the latter.) We also were adding exposure at the end of March 2020 to select non-COVID-19-exposed high quality high yield corporate bond issues that were trading at what we considered to be discounted levels. Our primary efforts toward the end of the Reporting Period were toward mitigating cyclicality risk and repositioning the Fund’s portfolio for a new environment.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	The Fund’s portfolio managers, since its inception, are Ashish Shah, Managing Director, Co-Chief Investment Officer of Global Fixed Income, and Ron Arons, Managing Director.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2020?

A	The Fund has the ability to invest across a variety of fixed income sectors, including government securities, mortgage-backed securities, securitized issues, investment grade

21

PORTFOLIO RESULTS

corporate bonds, high yield corporate bonds and emerging markets debt. At the end of March 2020, the Fund had its most overweighted allocations relative to the Bloomberg Barclays Index on a market-value weighted basis in high yield corporate bonds, emerging markets debt and investment grade corporate bonds. The Fund had its most underweighted exposure relative to the Bloomberg Barclays Index in pass-through mortgage-backed securities. The Fund had no exposure at the end of the Reporting Period to government securities, quasi-government securities, asset-backed securities, commercial mortgage-backed securities or covered bonds. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) The Fund also maintained a position in cash* at the end of the Reporting Period. The Fund had a neutral overall duration compared to that of the Bloomberg Barclays Index at the end of the Reporting Period, including a rather neutral U.S. duration position relative to the Bloomberg Barclays Index.

*	Cash may include local currency, foreign currency, short-term investment funds, bank acceptances, commercial paper, margin, repurchase agreements, time deposits, variable-rate demand notes, and/or money market mutual funds. The Cash category may show a negative market value percentage as a result of a) the timing of trade date versus settlement date transactions and/or b) the portfolio’s derivative investments, which are collateralized by the portfolio’s available cash and securities. Such securities are AAA rated by an independent rating agency, have durations between -2 and 1 years, and are limited to the following sectors: governments, agencies, supranationals, corporates, and agency-backed adjustable-rate mortgages.

22

FUND BASICS

Income Fund

as of March 31, 2020

FUND COMPOSITION[1]

Percentage of Net Assets

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[2]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

23

PORTFOLIO RESULTS

Goldman Sachs Strategic Income Fund

Investment Objective

The Fund seeks total return comprised of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Strategic Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares generated average annual total returns, without sales charges, of -5.64%, -6.27%, -5.31%, -5.40%, -5.31%, -5.89% and -5.30%, respectively. These returns compare to the 2.37% average annual total return of the Fund’s benchmark, the ICE BofAML U.S. Dollar 3-Month LIBOR Constant Maturity Index (the “LIBOR Index”), during the same period.

We note that the Fund’s benchmark being the LIBOR Index is a means of emphasizing that the Fund has an unconstrained strategy. That said, this Fund employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

From a broad perspective, the Fund’s performance during the Reporting Period was due primarily to the massive sell-off in risk assets in February and March 2020 as a result of the coronavirus pandemic outbreak. This caused asset prices to plunge, liquidity to dry up, and spreads to widen substantially. (Spread widening is an increased differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating.)

More specifically, within our top-down strategies, our cross-sector strategy detracted most from the Fund’s performance during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors. Our currency strategy also detracted from the Fund’s performance during the Reporting Period. Most of the currency strategy’s weak performance can be attributed to the Fund’s exposure to emerging market currencies, including the Brazilian real, Russian ruble, Czech koruna and Colombian peso. Emerging market currencies as a whole came under pressure amid a broad sell-off in emerging market assets. Among developed market currencies, exposure to the Norwegian krona and Australian dollar detracted most.

Conversely, the Fund’s country strategy, wherein we trade based on our analysis of relative value rates across global interest rate markets, contributed positively to the Fund’s performance during the Reporting Period. Among others, trades that contributed especially positively to the Fund’s results included long U.S. versus short U.K. inflation rates positions and long European versus short Swedish rates positions. At the end of the Reporting Period, the Fund had long exposures to European, Japanese, Norwegian and Australian rates and short exposures to U.S., U.K. and Swedish rates.

The Fund’s combined duration and yield curve positioning strategy also added value during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths.

Individual issue selection produced mixed results. These strategies reflect any active views we take on particular sectors.

Q	Which fixed income market sectors most significantly affected Fund performance?

A

Within the Fund’s cross-sector strategy, long exposure to investment grade and high yield corporate bonds detracted most from performance during the Reporting Period. The Fund’s exposure to these sectors, along with its exposure to the emerging markets debt sector, actually contributed positively overall from the start of the Reporting Period in

24

PORTFOLIO RESULTS

April 2019 through January 2020. However, they then became the biggest detractors from the Fund’s results in February and March 2020 amid the bearish momentum shift in risk assets stemming from COVID-19 fears, which was accompanied by severe spread widening among these assets.

Individual issue selection within the emerging markets debt sector detracted from the Fund’s results during the Reporting Period, with the largest detractors being the external debt of Venezuela, South Africa and Argentina, especially during the months of August 2019 and February and March 2020 amid the broad sell-off in emerging markets assets, mentioned above. At the end of the Reporting Period, the Fund had long exposure to the external dollar sovereign debt of Venezuela, the Dominican Republic, Mexico, Colombia and Russia and short exposure to that of China. The Fund had long exposure to the local sovereign rates of China, Brazil, Mexico and South Africa and short exposure to the local sovereign rates of Poland.

Individual issue selection within the corporate bond sector also detracted from the Fund’s results during the Reporting Period, with weak performance driven mainly by selection of industrial investment grade credit and convertible high yield credit. To a lesser extent, issue selection within the government/swaps sector also dampened the Fund’s performance during the Reporting Period.

Conversely, issue selection within the securitized sector added value during the Reporting Period. Within the securitized sector, most of the positive performance derived from the Fund’s positions in adjustable rate mortgage-backed securities and asset-backed securities, only partially offset by the Fund’s positions in commercial mortgage-backed securities, which detracted. Issue selection within the municipal bond sector also contributed positively to Fund results during the Reporting Period, albeit more modestly so.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s tactical duration positioning was beneficial to results during the Reporting Period. While we tactically adjusted the Fund’s duration position as market conditions shifted throughout, we generally kept a short U.S. rates position in the Fund during the Reporting Period. The Fund’s yield curve positioning contributed positively to the Fund’s performance as well during the Reporting Period, as we tactically implemented long exposure to the long-term end of the U.S. Treasury yield curve as market opportunities presented.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	We used derivatives and similar instruments for the efficient management of the Fund. These derivatives and similar instruments allowed us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

During the Reporting Period, we used interest rate and bond exchange traded futures contracts to implement duration and country strategies within the Fund, especially in the U.S., Eurozone and Japanese markets. Currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as by purchasing OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, we used written options contracts and swaptions (or options on interest rate swap contracts) to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps to manage exposure to fluctuations in interest rates. We used total return swaps to manage curve exposure across various strategies within the Fund. Our currency strategy used forward sales contracts to implement long and short views within the strategy. We additionally used equity swaps to manage equity exposure; Treasury futures and Eurodollar futures to manage currency exposures across developed markets; structured securities to gain exposure to local emerging market interest rates; yield curve options for hedging in the U.S.; and interest-only mortgage-backed securities to invest in mortgage pools.

The duration strategy, implemented through derivatives as described above, contributed positively to Fund performance during the Reporting Period. In the country strategy, the team primarily uses swaps/futures to express relative value trades in the interest rates of two separate countries. The country strategy overall contributed positively to the Fund’s performance during the Reporting Period. The currency strategy, implemented primarily through the use of currency

25

PORTFOLIO RESULTS

forwards, Treasury futures and Eurodollar futures, detracted from the Fund’s performance during the Reporting Period. The use of a credit default swap index to gain exposure to emerging markets debt also detracted.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund is a broadly diversified, multi-sector portfolio designed to provide total return opportunities from across the fixed income spectrum, including government, securitized, corporate credit and emerging market fixed income sectors.

Mortgage-backed securities had underperformed U.S. Treasuries during the first quarter of 2019, in the months just before the Reporting Period began, as interest rates rallied and elevated volatility increased concerns around faster repayments and heavier supply of mortgage-backed securities. This underperformance at the start of 2019 had pushed valuations wider, to levels not seen since 2013, while our team perceived the increase in prepayment risk to have already been reflected in mortgage-backed securities valuations. As such, we increased the Fund’s exposure to mortgage-backed securities in mid-May 2019. This change in the Fund’s weighting proved beneficial to its performance during the Reporting Period overall.

We also strategically increased the amount of the Fund’s U.S. rates pairing with corporate credit and emerging markets corporate debt. We implemented this change to increase carry and also to hedge potential downside risk, as duration and spreads are often negatively correlated. (Carry of an asset is the return obtained from holding it, if positive, or the cost of holding it, if negative.) This positioning was a particularly strong contributor to performance in February and March 2020, when duration rallied amid a flight to quality in response to contagion fears surrounding the coronavirus. Spreads widened considerably, and the Fund’s long positions in U.S. rates, mostly focused around the seven-year segment, benefited performance significantly.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	The Fund’s portfolio management team remained unchanged, led by Michael Swell and Ashish Shah.

Q	How was the Fund positioned at the end of March 2020?

A	At the end of March 2020, the Fund had the majority of its total net assets invested in pass-through mortgage-backed securities, followed by investment grade corporate bonds, high yield corporate bonds and asset-backed securities. The Fund also had more modest exposures at the end of the Reporting Period to emerging markets debt, non-agency residential mortgage-backed securities, commercial mortgage-backed securities, agency residential mortgage-backed securities, quasi-government securities, U.S. Treasuries and equities. The Fund had a position in cash* at the end of the Reporting Period.

*	Cash may include local currency, foreign currency, short-term investment funds, bank acceptances, commercial paper, margin, repurchase agreements, time deposits, variable-rate demand notes and/or money market mutual funds. The Cash category may show a negative market value percentage as a result of a) the timing of trade date versus settlement date transactions and/or b) the portfolio’s derivative investments, which are collateralized by the portfolio’s available cash and securities. Such securities are AAA rated by an independent rating agency, have durations between -2 and 1 years, and are limited to the following sectors: governments, agencies, supranationals, corporates and agency-backed adjustable-rate mortgages.

26

FUND BASICS

Strategic Income Fund

as of March 31, 2020

FUND COMPOSITION[1]

Percentage of Net Assets

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent commercial paper. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[2]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

27

GOLDMAN SACHS STRATEGIC INCOME FUND

Performance Summary

March 31, 2020

The following graph shows the value, as of March 31, 2020, of a $1,000,000 investment made on June 30, 2010 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the ICE Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Strategic Income Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from June 30, 2010 through March 31, 2020.

Average Annual Total Return through March 31, 2020*	One Year	Five Years	Since Inception
Class A (Commenced June 30, 2010)
Excluding sales charges	-5.64%	-0.80%	1.18%
Including sales charges	-9.15%	-1.55%	0.78%

Class C (Commenced June 30, 2010)
Excluding contingent deferred sales charges	-6.27%	-1.51%	0.44%
Including contingent deferred sales charges	-7.21%	-1.51%	0.44%

Institutional (Commenced June 30, 2010)	-5.31%	-0.48%	1.51%

Investor (Commenced June 30, 2010)	-5.40%	-0.56%	1.42%

Class P (Commenced April 20, 2018)	-5.31%	N/A	-2.82%

Class R (Commenced June 30, 2010)	-5.89%	-1.05%	0.92%

Class R6 (Commenced July 31, 2015)	-5.30%	N/A	-0.70%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

28

FUND BASICS

Index Definitions

The Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities. The Index figure does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged), an unmanaged index, provides a broad based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The ICE BofAML U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. It is not possible to invest directly in an index.

29

GOLDMAN SACHS BOND FUND

Schedule of Investments

March 31, 2020

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 51.4%
Advertising(a)(b) – 0.1%
Terrier Media Buyer, Inc.
$415,000	8.875%		12/15/27	$354,825

Aerospace & Defense – 1.2%
Bombardier, Inc.(a)(b)
150,000	7.500		03/15/25	104,625
General Dynamics Corp.(a)
225,000	4.250		04/01/50	277,299
Lockheed Martin Corp.(a)
30,000	4.090		09/15/52	36,093
Northrop Grumman Corp.
750,000	2.930	(a)	01/15/25	763,830
225,000	4.750		06/01/43	271,928
25,000	4.030	(a)	10/15/47	28,596
725,000	5.250	(a)	05/01/50	973,508
TransDigm, Inc.(a)
50,000	6.500		05/15/25	47,500
575,000	6.375		06/15/26	546,250
425,000	7.500		03/15/27	412,250
United Technologies Corp.(a)
475,000	3.950		08/16/25	518,425
550,000	4.125		11/16/28	607,772
200,000	4.050		05/04/47	218,690
325,000	4.625		11/16/48	384,498

				5,191,264

Agriculture – 0.8%
Altria Group, Inc.(a)
775,000	3.800		02/14/24	786,447
65,000	4.400		02/14/26	67,043
Archer-Daniels-Midland Co.(a)
175,000	3.250		03/27/30	185,250
BAT Capital Corp.(a)
840,000	3.222		08/15/24	839,714
65,000	3.215		09/06/26	62,184
35,000	4.390		08/15/37	32,100
25,000	4.758		09/06/49	24,998
100,000	5.282		04/02/50	100,218
IHS Markit Ltd.(a)(b)
550,000	4.000		03/01/26	545,980
Philip Morris International, Inc.
25,000	4.125		03/04/43	25,996
Reynolds American, Inc.
700,000	4.850		09/15/23	728,637

				3,398,567

Apparel(a) – 0.1%
NIKE, Inc.
325,000	3.250		03/27/40	338,929
275,000	3.375		03/27/50	300,053

				638,982

Automotive – 0.2%
BMW US Capital LLC(a)(b)
30,000	3.625		04/18/29	30,613
Daimler Finance North America LLC
40,000	8.500		01/18/31	53,247

Corporate Obligations – (continued)
Automotive – (continued)
General Motors Co.
225,000	4.000		04/01/25	192,152
General Motors Financial Co., Inc.(a)
30,000	3.700		05/09/23	26,991
300,000	4.300		07/13/25	263,277
10,000	5.250		03/01/26	8,809
65,000	4.350		01/17/27	53,691
125,000	5.650		01/17/29	108,135
Hyundai Capital America
70,000	2.750		09/27/26	64,378

				801,293

Banks – 13.1%
AIB Group PLC(b)
1,300,000	4.750		10/12/23	1,248,767
Banco do Brasil SA(a)(c)
(10 Year CMT + 4.398%)
200,000	6.250		10/29/49	157,000
(10 Year CMT + 6.362%)
200,000	9.000		06/29/49	189,413
Banco Santander SA
600,000	4.250		04/11/27	610,296
400,000	3.306		06/27/29	389,608
Bank of America Corp.
625,000	4.125		01/22/24	665,356
325,000	4.200		08/26/24	345,150
1,300,000	3.248	(a)	10/21/27	1,357,356
925,000	4.183	(a)	11/25/27	972,915
100,000	6.110		01/29/37	125,739
(3M USD LIBOR + 0.940%)
875,000	3.864	(a)(c)	07/23/24	913,832
(3M USD LIBOR + 0.990%)
75,000	2.496	(a)(c)	02/13/31	72,510
(3M USD LIBOR + 1.190%)
525,000	2.884	(a)(c)	10/22/30	524,885
(3M USD LIBOR + 1.310%)
750,000	4.271	(a)(c)	07/23/29	812,557
(3M USD LIBOR + 1.575%)
525,000	3.824	(a)(c)	01/20/28	549,707
(3M USD LIBOR + 3.150%)
1,000,000	4.083	(a)(c)	03/20/51	1,129,960
Barclays PLC(a)(c) (3M USD LIBOR + 1.400%)
1,275,000	4.610		02/15/23	1,288,349
BNP Paribas SA(b)
1,750,000	3.500		03/01/23	1,759,450
550,000	3.375		01/09/25	547,850
(5 Year USD Swap + 4.149%)
200,000	6.625	(a)(c)	12/31/99	177,500
BPCE SA(b)
1,025,000	4.000		09/12/23	1,040,006
525,000	4.625		09/12/28	579,626
CIT Bank NA(a)(c)(SOFR + 1.715%)
600,000	2.969		09/27/25	525,984
CIT Group, Inc.(a)
25,000	4.750		02/16/24	24,250

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
Citigroup, Inc.
$1,450,000	2.700	%(a)	10/27/22	$1,458,642
1,050,000	3.400		05/01/26	1,109,577
125,000	4.300		11/20/26	131,651
1,200,000	4.125		07/25/28	1,238,160
40,000	8.125		07/15/39	62,356
(3M USD LIBOR + 1.192%)
45,000	4.075	(a)(c)	04/23/29	47,800
(3M USD LIBOR + 1.563%)
15,000	3.887	(a)(c)	01/10/28	15,664
(SOFR + 1.422%)
550,000	2.976	(a)(c)	11/05/30	532,312
(SOFR + 3.914%)
450,000	4.412	(a)(c)	03/31/31	494,357
Citizens Financial Group, Inc.(a)
65,000	2.850		07/27/26	63,537
Cooperatieve Rabobank UA
875,000	3.125		04/26/21	881,151
Credit Agricole SA(a)(b)(c) (5 Year USD Swap + 4.319%)
250,000	6.875		12/31/99	225,018
Credit Suisse Group AG(a)(b)
875,000	4.282		01/09/28	904,199
(3M USD LIBOR + 1.410%)
525,000	3.869	(c)	01/12/29	529,888
(SOFR + 3.730%)
550,000	4.194	(c)	04/01/31	563,546
Credit Suisse Group Funding Guernsey Ltd.
307,000	4.550		04/17/26	324,121
Deutsche Bank AG
925,000	2.700		07/13/20	910,894
65,000	4.100		01/13/26	59,645
HSBC Holdings PLC
200,000	4.950		03/31/30	220,652
(3M USD LIBOR + 1.000%)
450,000	2.692	(a)(c)	05/18/24	417,573
(3M USD LIBOR + 1.055%)
625,000	3.262	(a)(c)	03/13/23	625,887
(3M USD LIBOR + 1.211%)
600,000	3.803	(a)(c)	03/11/25	614,688
Huntington Bancshares, Inc.(a)
825,000	4.000		05/15/25	864,748
Itau Unibanco Holding SA(a)(b)(c) (5 Year CMT + 3.222%)
200,000	4.625		12/31/99	163,500
JPMorgan Chase & Co.
65,000	3.300	(a)	04/01/26	68,177
1,200,000	3.625	(a)	12/01/27	1,257,312
30,000	6.400		05/15/38	42,763
(3M USD LIBOR + 0.945%)
905,000	3.509	(a)(c)	01/23/29	941,372
(3M USD LIBOR + 1.000%)
1,875,000	4.023	(a)(c)	12/05/24	1,984,237
(3M USD LIBOR + 1.245%)
1,000,000	3.960	(a)(c)	01/29/27	1,078,400
(3M USD LIBOR + 3.800%)
1,710,000	5.300	(a)(c)	12/29/49	1,594,729

Corporate Obligations – (continued)
Banks – (continued)
(SOFR + 1.160%)
825,000	2.301	%(a)(c)	10/15/25	822,805
(SOFR + 3.125%)
800,000	4.600	(a)(c)	12/31/99	704,368
(SOFR + 3.790%)
75,000	4.493	(a)(c)	03/24/31	86,467
KeyCorp.
20,000	2.550		10/01/29	17,993
Mitsubishi UFJ Financial Group, Inc.
302,000	2.950		03/01/21	302,329
30,000	3.761		07/26/23	31,067
60,000	3.741		03/07/29	63,762
700,000	3.751		07/18/39	708,701
Morgan Stanley, Inc.
1,050,000	3.700		10/23/24	1,107,466
115,000	4.000		07/23/25	123,129
425,000	3.950		04/23/27	441,129
30,000	4.300		01/27/45	35,940
(3M USD LIBOR + 0.847%)
350,000	3.737	(a)(c)	04/24/24	363,132
(3M USD LIBOR + 1.400%)
1,550,000	3.201	(a)(c)	10/24/23	1,497,703
(3M USD LIBOR + 1.628%)
700,000	4.431	(a)(c)	01/23/30	775,705
(SOFR + 1.152%)
800,000	2.720	(a)(c)	07/22/25	804,344
(SOFR + 3.120%)
400,000	3.622	(a)(c)	04/01/31	418,536
(SOFR + 4.840%)
675,000	5.597	(a)(c)	03/24/51	931,372
Royal Bank of Canada(c) (3M USD LIBOR + 0.390%)
875,000	2.160		04/30/21	861,394
Royal Bank of Scotland Group PLC
826,000	3.875		09/12/23	833,806
(3M USD LIBOR + 1.480%)
1,160,000	3.498	(a)(c)	05/15/23	1,164,118
(3M USD LIBOR + 1.550%)
850,000	4.519	(a)(c)	06/25/24	863,642
(3M USD LIBOR + 1.762%)
225,000	4.269	(a)(c)	03/22/25	233,672
(5 Year CMT + 2.100%)
200,000	3.754	(a)(c)	11/01/29	184,000
Santander Holdings USA, Inc.(a)
65,000	4.400		07/13/27	63,703
Santander UK PLC
1,000,000	2.875		06/18/24	999,830
Standard Chartered PLC(a)(b)(c) (3M USD LIBOR + 1.150%)
1,325,000	4.247		01/20/23	1,330,856
State Street Corp.(a)(c)
(3M USD LIBOR + 1.030%)
60,000	4.141		12/03/29	65,612
(SOFR + 2.650%)
25,000	3.152	(b)	03/30/31	25,551
The Bank of New York Mellon Corp.(a)(c) (3M USD LIBOR + 0.634%)
35,000	2.661		05/16/23	35,399

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
The Bank of Nova Scotia
$50,000	3.400%		02/11/24	$52,147
Truist Bank(a)
350,000	2.250		03/11/30	320,751
Wells Fargo & Co.
2,750,000	3.000		10/23/26	2,813,085
600,000	4.300		07/22/27	635,772
75,000	4.150	(a)	01/24/29	81,804
(3M USD LIBOR + 4.240%)
75,000	5.013	(a)(c)	04/04/51	95,141
Westpac Banking Corp.(a)(c)(5 Year CMT + 2.000%)
575,000	4.110		07/24/34	552,926

				55,883,779

Beverages(a) – 2.0%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
325,000	4.700		02/01/36	339,222
2,350,000	4.900		02/01/46	2,588,713
Anheuser-Busch InBev Worldwide, Inc.
1,225,000	4.600		04/15/48	1,296,111
200,000	5.550		01/23/49	235,076
Bacardi Ltd.(b)
600,000	5.300		05/15/48	653,880
Constellation Brands, Inc.
625,000	4.400		11/15/25	628,775
225,000	3.700		12/06/26	223,362
500,000	3.600		02/15/28	489,740
625,000	3.150		08/01/29	581,081
Keurig Dr Pepper, Inc.
750,000	4.057		05/25/23	780,562
65,000	4.417		05/25/25	69,262
50,000	5.085		05/25/48	62,320
Molson Coors Beverage Co.
35,000	3.000		07/15/26	32,851
PepsiCo., Inc.
475,000	3.625		03/19/50	559,308

				8,540,263

Biotechnology(a) – 0.0%
Amgen, Inc.
25,000	2.600		08/19/26	26,258

Building Materials(a)(b) – 0.6%
Carrier Global Corp.
1,125,000	2.493		02/15/27	1,062,090
1,575,000	2.722		02/15/30	1,446,102

				2,508,192

Chemicals – 1.2%
CNAC HK Finbridge Co. Ltd.
270,000	3.125		06/19/22	266,880
200,000	4.625		03/14/23	205,750
DuPont de Nemours, Inc.(a)
425,000	4.205		11/15/23	447,351
25,000	4.493		11/15/25	26,785
50,000	5.419		11/15/48	57,925

Corporate Obligations – (continued)
Chemicals – (continued)
Huntsman International LLC(a)
415,000	4.500		05/01/29	354,915
Syngenta Finance NV(b)
1,210,000	3.698		04/24/20	1,211,730
1,485,000	3.933		04/23/21	1,398,722
The Sherwin-Williams Co.(a)
12,000	2.750		06/01/22	12,024
500,000	3.450		06/01/27	512,690
475,000	2.950		08/15/29	466,046

				4,960,818

Commercial Services(a) – 0.4%
Global Payments, Inc.
375,000	2.650		02/15/25	379,785
225,000	3.200		08/15/29	216,135
PayPal Holdings, Inc.
1,175,000	2.650		10/01/26	1,151,723

				1,747,643

Computers – 1.5%
Apple, Inc.(a)
900,000	2.750		01/13/25	948,330
1,875,000	2.450		08/04/26	1,959,956
Dell International LLC/EMC Corp.(a)(b)
600,000	5.450		06/15/23	615,408
55,000	4.000		07/15/24	55,605
305,000	6.020		06/15/26	315,800
175,000	8.100		07/15/36	201,628
100,000	8.350		07/15/46	117,240
Hewlett Packard Enterprise Co.(a)
939,000	4.900		10/15/25	970,766
155,000	6.350		10/15/45	180,160
Oracle Corp.(a)
400,000	3.600		04/01/40	399,768
375,000	3.600		04/01/50	374,666
425,000	3.850		04/01/60	427,605
Seagate HDD Cayman
65,000	4.750		01/01/25	63,538

				6,630,470

Cosmetics/Personal Care(a) – 0.1%
The Procter & Gamble Co.
225,000	3.600		03/25/50	277,508

Diversified Financial Services – 1.9%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
1,150,000	4.625		07/01/22	987,240
450,000	3.300	(a)	01/23/23	381,271
400,000	4.875	(a)	01/16/24	343,556
Air Lease Corp.(a)
875,000	3.750		06/01/26	754,294
50,000	3.250		10/01/29	39,903
Aircastle Ltd.(a)
25,000	4.125		05/01/24	21,900
45,000	4.250		06/15/26	38,553
Ally Financial, Inc.
50,000	8.000		11/01/31	57,812

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Diversified Financial Services – (continued)
American Express Co.(a)(c) (3M USD LIBOR + 3.285%)
$345,000	4.026%		12/29/49	$291,525
Ares Capital Corp.(a)
30,000	4.200		06/10/24	27,884
Avolon Holdings Funding Ltd.(a)(b)
65,000	5.250		05/15/24	52,394
425,000	3.950		07/01/24	334,896
675,000	2.875		02/15/25	533,722
Capital One Financial Corp.(a)
55,000	3.800		01/31/28	54,300
GE Capital International Funding Co.
1,600,000	3.373		11/15/25	1,610,640
250,000	4.418		11/15/35	270,082
Global Aircraft Leasing Co. Ltd.(a)(b)(d) (PIK 7.250%, Cash 6.500%)
900,000	6.500		09/15/24	560,250
Huarong Finance 2019 Co. Ltd.
480,000	3.750		05/29/24	475,800
Huarong Finance II Co. Ltd.
200,000	5.500		01/16/25	210,000
Jefferies Group LLC/Jefferies Group Capital Finance, Inc.
25,000	4.150		01/23/30	23,946
LPL Holdings, Inc.(a)(b)
5,000	4.625		11/15/27	4,575
Mastercard, Inc.(a)
250,000	3.300		03/26/27	271,905
175,000	3.350		03/26/30	194,189
125,000	3.850		03/26/50	152,634
Raymond James Financial, Inc.(a)
75,000	4.650		04/01/30	77,922
TD Ameritrade Holding Corp.(a)
55,000	3.300		04/01/27	55,611
The Charles Schwab Corp.(a)
65,000	3.250		05/22/29	64,377
Visa, Inc.(a)
200,000	2.050		04/15/30	199,710
100,000	2.700		04/15/40	99,264

				8,190,155

Electrical – 2.1%
AEP Transmission Co. LLC(a)
50,000	3.650		04/01/50	50,881
Alliant Energy Finance LLC(a)(b)
375,000	3.750		06/15/23	399,341
100,000	4.250		06/15/28	103,690
Ameren Corp.(a)
125,000	3.500		01/15/31	124,704
American Electric Power Co., Inc.(a)
250,000	2.300		03/01/30	233,165
Berkshire Hathaway Energy Co.(a)
225,000	3.250		04/15/28	232,351
400,000	3.700	(b)	07/15/30	427,808
55,000	4.450		01/15/49	64,542
50,000	4.250	(b)	10/15/50	56,546
Dominion Energy, Inc.
675,000	3.071	(e)	08/15/24	669,924
225,000	3.375	(a)	04/01/30	222,739

Corporate Obligations – (continued)
Electrical – (continued)
Exelon Corp.(a)
325,000	4.050		04/15/30	332,228
50,000	4.700		04/15/50	52,282
FirstEnergy Corp.(a)
700,000	2.650		03/01/30	660,744
NRG Energy, Inc.(a)(b)
675,000	3.750		06/15/24	667,143
Ohio Power Co.(a)
200,000	2.600		04/01/30	198,732
Sempra Energy(a)(c) (3M USD LIBOR + 0.500%)
1,125,000	2.331		01/15/21	1,065,634
Southern California Edison Co.(a)
725,000	3.700		08/01/25	746,402
450,000	4.200		03/01/29	479,722
The Southern Co.(a)
1,050,000	3.250		07/01/26	1,057,927
Virginia Electric & Power Co.(a)
65,000	3.300		12/01/49	67,314
Vistra Operations Co. LLC(a)(b)
1,175,000	3.550		07/15/24	1,105,404

				9,019,223

Electrical Components & Equipment(a)(b) – 0.3%
Energizer Holdings, Inc.
1,075,000	7.750		01/15/27	1,091,125

Electronics(a) – 0.0%
Fortive Corp.
65,000	3.150		06/15/26	66,262

Engineering & Construction(a) – 0.1%
Mexico City Airport Trust
200,000	4.250		10/31/26	177,250
250,000	3.875	(b)	04/30/28	209,000
310,000	5.500	(b)	07/31/47	255,905

				642,155

Environmental(a)(b) – 0.1%
GFL Environmental, Inc.
255,000	8.500		05/01/27	255,956

Food & Drug Retailing(a) – 0.4%
Campbell Soup Co.
65,000	3.950		03/15/25	67,442
Conagra Brands, Inc.
65,000	4.600		11/01/25	69,012
Mars, Inc.(b)
225,000	2.700		04/01/25	228,501
Post Holdings, Inc.(b)
450,000	5.750		03/01/27	459,000
225,000	5.500		12/15/29	225,000
Sysco Corp.
50,000	6.600		04/01/40	53,767
275,000	6.600		04/01/50	298,581
The JM Smucker Co.
225,000	2.375		03/15/30	208,919

				1,610,222

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Gaming(a) – 0.2%
Boyd Gaming Corp.(b)
$900,000	4.750%		12/01/27	$742,500
Las Vegas Sands Corp.
70,000	3.200		08/08/24	62,981
Wynn Macau Ltd.(b)
200,000	5.125		12/15/29	170,000

				975,481

Gas(a) – 0.1%
NiSource, Inc.
575,000	3.650		06/15/23	587,679

Healthcare Providers & Services – 1.2%
Acadia Healthcare Co., Inc.(a)
682,000	5.625		02/15/23	647,900
Anthem, Inc.(a)
60,000	4.101		03/01/28	64,563
Catalent Pharma Solutions, Inc.(a)(b)
130,000	5.000		07/15/27	126,100
Centene Corp.(a)(b)
680,000	4.250		12/15/27	684,502
DH Europe Finance II S.a.r.l.(a)
700,000	2.200		11/15/24	687,344
275,000	2.600		11/15/29	274,365
35,000	3.400		11/15/49	34,651
HCA, Inc.
425,000	5.375		02/01/25	434,562
150,000	5.875	(a)	02/15/26	157,875
Tenet Healthcare Corp.
500,000	6.750		06/15/23	461,250
560,000	5.125	(a)	05/01/25	534,800
Thermo Fisher Scientific, Inc.(a)
250,000	4.497		03/25/30	281,690
UnitedHealth Group, Inc.
25,000	3.850		06/15/28	27,775
Zimmer Biomet Holdings, Inc.(a)
65,000	3.550		04/01/25	65,426
800,000	3.550		03/20/30	794,664

				5,277,467

Household Products(a) – 0.1%
Kimberly-Clark Corp.
100,000	3.100		03/26/30	107,269
60,000	2.875		02/07/50	58,662
Prestige Brands, Inc.(b)
150,000	5.125		01/15/28	146,250

				312,181

Insurance – 1.5%
American International Group, Inc.(a)
1,075,000	3.900		04/01/26	1,107,841
375,000	4.200		04/01/28	387,885
Arch Capital Finance LLC(a)
1,000,000	4.011		12/15/26	1,009,350
Athene Holding Ltd.(a)
40,000	4.125		01/12/28	36,659

Corporate Obligations – (continued)
Insurance – (continued)
AXA Equitable Holdings, Inc.(a)
65,000	4.350		04/20/28	64,316
5,000	5.000		04/20/48	4,580
Brighthouse Financial, Inc.(a)
70,000	3.700		06/22/27	61,907
Great-West Lifeco Finance 2018 LP(a)(b)
325,000	4.047		05/17/28	350,194
Lincoln National Corp.(a)
70,000	3.050		01/15/30	65,046
Marsh & McLennan Cos., Inc.(a)
575,000	4.375		03/15/29	640,625
Nippon Life Insurance Co.(a)(b)(c)(5 Year CMT + 2.612%)
250,000	3.400		01/23/50	240,358
Reinsurance Group of America, Inc.(a)
65,000	3.900		05/15/29	65,684
Teachers Insurance & Annuity Association of America(b)
295,000	4.900		09/15/44	334,928
The Northwestern Mutual Life Insurance Co.(b)
800,000	6.063		03/30/40	1,031,508
The Progressive Corp.(a)
250,000	3.950		03/26/50	287,847
Willis North America, Inc.(a)
70,000	2.950		09/15/29	68,188
XLIT Ltd.
775,000	4.450		03/31/25	799,955

				6,556,871

Internet(a) – 0.3%
Amazon.com, Inc.
400,000	3.875		08/22/37	478,372
Booking Holdings, Inc.
65,000	3.600		06/01/26	65,151
eBay, Inc.
65,000	3.600		06/05/27	64,852
Expedia Group, Inc.
65,000	5.000		02/15/26	58,759
Match Group, Inc.(b)
662,000	4.125		08/01/30	595,800

				1,262,934

Iron/Steel – 0.0%
ArcelorMittal SA
60,000	6.125		06/01/25	59,000
Vale Overseas Ltd.
134,000	6.250		08/10/26	143,382

				202,382

Machinery-Diversified(a) – 0.4%
Deere & Co.
125,000	3.750		04/15/50	145,252
Otis Worldwide Corp.(b)
175,000	2.293		04/05/27	167,708
1,275,000	2.565		02/15/30	1,234,965
Westinghouse Air Brake Technologies Corp.
30,000	4.950		09/15/28	28,956

				1,576,881

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Media – 3.5%
	Altice Financing SA(a)(b)
	$1,050,000	7.500%		05/15/26	$1,021,125
	CCO Holdings LLC/CCO Holdings Capital Corp.(a)(b)
	845,000	4.750		03/01/30	840,775
	Charter Communications Operating LLC/Charter Communications Operating Capital(a)
	400,000	3.579		07/23/20	398,528
	1,012,000	4.500		02/01/24	1,044,839
	1,960,000	4.908		07/23/25	2,106,726
	15,000	6.384		10/23/35	17,831
	Comcast Corp.(a)
	550,000	3.700		04/15/24	590,051
	225,000	3.100		04/01/25	238,282
	550,000	3.950		10/15/25	606,155
	256,000	3.300		02/01/27	268,959
	550,000	3.300		04/01/27	580,343
	350,000	3.150		02/15/28	366,639
	375,000	4.150		10/15/28	423,821
	575,000	4.250		10/15/30	667,880
	75,000	3.750		04/01/40	83,388
	50,000	4.950		10/15/58	68,002
	Cox Communications, Inc.(a)(b)
	50,000	3.350		09/15/26	49,722
	30,000	3.500		08/15/27	29,273
	Diamond Sports Group LLC/Diamond Sports Finance Co.(a)(b)
	420,000	5.375		08/15/26	340,200
	Discovery Communications LLC(a)
	45,000	4.900		03/11/26	45,803
	Entercom Media Corp.(a)(b)
	400,000	7.250		11/01/24	334,000
	675,000	6.500		05/01/27	587,250
	Fox Corp.(a)
	300,000	4.030		01/25/24	311,686
	275,000	4.709		01/25/29	301,673
	100,000	3.500		04/08/30	99,799
	iHeartCommunications, Inc.(a)(b)
	300,000	4.750		01/15/28	270,000
	NBCUniversal Media LLC
	458,000	4.450		01/15/43	543,774
	TEGNA, Inc.(a)(b)
	950,000	4.625		03/15/28	840,750
	The Walt Disney Co.
	1,125,000	4.000		10/01/23	1,201,331
	325,000	4.700	(a)	03/23/50	422,815
	Ziggo Bond Co. B.V.(a)(b)
	200,000	5.125		02/28/30	192,750

					14,894,170

Mining – 0.4%
	Arconic Corp.(a)(b)
	45,000	6.125		02/15/28	45,956
	Glencore Finance Canada Ltd.(b)
	650,000	4.250		10/25/22	634,965
	Glencore Funding LLC(a)(b)
	300,000	4.125		03/12/24	280,455
	65,000	4.000		03/27/27	59,311

Corporate Obligations – (continued)
Mining – (continued)
	Newmont Corp.(a)
	650,000	2.250		10/01/30	604,325

					1,625,012

Miscellaneous Manufacturing – 0.1%
	3M Co.(a)
	75,000	3.700		04/15/50	83,636
	General Electric Co.
	75,000	2.700		10/09/22	73,772
	250,000	3.100		01/09/23	248,583

					405,991

Oil Field Services – 1.2%
	BP Capital Markets America, Inc.(a)
	30,000	3.796		09/21/25	31,173
	450,000	4.234		11/06/28	486,464
	Cenovus Energy, Inc.(a)
	195,000	4.250		04/15/27	95,960
	Cimarex Energy Co.(a)
	60,000	4.375		03/15/29	40,248
	Devon Energy Corp.(a)
	287,000	5.850		12/15/25	233,707
	265,000	5.600		07/15/41	168,090
	Gazprom PJSC Via Gaz Capital SA
	230,000	5.150	(b)	02/11/26	239,559
	240,000	7.288		08/16/37	305,100
	Gazprom PJSC Via Gaz Finance PLC(b)
	280,000	3.250		02/25/30	260,400
	Halliburton Co.(a)
	2,000	3.800		11/15/25	1,779
	Laredo Petroleum, Inc.(a)
	740,000	9.500		01/15/25	296,000
	Marathon Petroleum Corp.(a)
	175,000	3.800		04/01/28	147,228
	50,000	6.500		03/01/41	47,066
	MEG Energy Corp.(a)(b)
	24,000	7.000		03/31/24	10,920
	825,000	7.125		02/01/27	383,625
	Nabors Industries, Inc.
	5,000	4.625		09/15/21	3,169
	Noble Energy, Inc.(a)
	35,000	3.850		01/15/28	24,761
	5,000	5.250		11/15/43	3,124
	Occidental Petroleum Corp.
	1,800,000	2.900	(a)	08/15/24	989,550
	300,000	5.550	(a)	03/15/26	159,024
	50,000	7.875		09/15/31	27,624
	Petrobras Global Finance B.V.
	30,000	5.999		01/27/28	29,055
	30,000	5.093	(b)	01/15/30	27,150
	Petroleos de Venezuela SA(f)
	4,280,000	6.000		10/28/22	128,400
	1,110,000	5.375		04/12/27	66,600
	Petroleos Mexicanos
EUR	410,000	5.125		03/15/23	388,034
	$140,000	6.490	(a)(b)	01/23/27	103,250
	150,000	6.500		03/13/27	110,273

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Oil Field Services – (continued)
Petroleos Mexicanos – (continued)
$40,000	5.950	%(a)(b)	01/28/31	$27,504
10,000	6.750		09/21/47	6,550
40,000	6.350		02/12/48	25,000
160,000	7.690	(a)(b)	01/23/50	109,600
28,000	6.950	(a)(b)	01/28/60	18,550
Schlumberger Holdings Corp.(a)(b)
30,000	4.300		05/01/29	28,612
Total Capital International SA
30,000	3.750		04/10/24	31,767
Valero Energy Corp.(a)
65,000	3.400		09/15/26	58,348
WPX Energy, Inc.(a)
5,000	4.500		01/15/30	2,700

				5,115,964

Packaging(a)(b) – 0.1%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
400,000	6.000		02/15/25	400,000

Pharmaceuticals – 4.0%
AbbVie, Inc.
1,100,000	3.375		11/14/21	1,124,310
725,000	3.750	(a)	11/14/23	754,319
650,000	4.050	(a)(b)	11/21/39	678,203
25,000	4.875	(a)	11/14/48	29,000
1,650,000	4.250	(a)(b)	11/21/49	1,771,143
Allergan Funding SCS(a)
30,000	4.550		03/15/35	33,902
Bausch Health Americas, Inc.(a)(b)
200,000	9.250		04/01/26	210,000
Bausch Health Cos., Inc.(a)(b)
650,000	9.000		12/15/25	684,125
95,000	5.000		01/30/28	89,300
95,000	5.250		01/30/30	89,300
Bayer US Finance II LLC(a)(b)
950,000	3.875		12/15/23	974,035
Becton Dickinson & Co.(a)
580,000	3.700		06/06/27	589,048
372,000	4.685		12/15/44	396,861
175,000	4.669		06/06/47	191,727
(3M USD LIBOR + 0.875%)
919,000	2.250	(c)	12/29/20	887,984
Bristol-Myers Squibb Co.(a)(b)
1,345,000	3.875		08/15/25	1,459,594
300,000	3.900		02/20/28	332,943
55,000	4.625		05/15/44	69,616
75,000	4.250		10/26/49	94,856
Cigna Corp.(a)
1,446,000	3.750		07/15/23	1,475,238
60,000	4.125		11/15/25	64,157
525,000	2.400		03/15/30	497,007
1,125,000	3.400		03/15/50	1,065,701
CVS Health Corp.(a)
425,000	3.500		07/20/22	436,254
950,000	3.375		08/12/24	973,588
510,000	3.875		07/20/25	535,163

Corporate Obligations – (continued)
Pharmaceuticals – (continued)
CVS Health Corp.(a) – (continued)
70,000	2.875		06/01/26	70,713
275,000	4.250		04/01/50	284,842
McKesson Corp.(a)
65,000	3.796		03/15/24	67,317
Mylan NV(a)
10,000	3.950		06/15/26	10,137
Mylan, Inc.(a)
60,000	5.400		11/29/43	61,633
Pfizer, Inc.(a)
750,000	3.450		03/15/29	825,292
200,000	2.625		04/01/30	209,396
Zoetis, Inc.(a)
50,000	4.450		08/20/48	59,395

				17,096,099

Pipelines – 2.8%
Antero Midstream Partners LP/Antero Midstream Finance Corp.(a)(b)
900,000	5.750		03/01/27	567,000
Cheniere Corpus Christi Holdings LLC(a)
60,000	5.875		03/31/25	53,680
Energy Transfer Operating LP(a)
350,000	4.650		06/01/21	340,851
875,000	4.200		09/15/23	777,507
65,000	4.050		03/15/25	57,689
40,000	4.750		01/15/26	35,088
725,000	5.500		06/01/27	635,122
550,000	5.250		04/15/29	465,283
Enterprise Products Operating LLC(a)(c) (3M USD LIBOR + 2.778%)
475,000	4.358		06/01/67	277,504
EQM Midstream Partners LP(a)
1,700,000	4.750		07/15/23	1,228,522
325,000	5.500		07/15/28	180,934
Genesis Energy LP/Genesis Energy Finance Corp.(a)
400,000	6.500		10/01/25	286,000
615,000	7.750		02/01/28	439,725
Kinder Morgan Energy Partners LP(a)
1,025,000	3.500		09/01/23	1,010,117
Kinder Morgan, Inc.
30,000	4.300	(a)	06/01/25	30,581
60,000	4.300	(a)	03/01/28	59,615
500	7.750		01/15/32	571
MPLX LP(a)
50,000	4.250	(b)	12/01/27	43,243
225,000	4.800		02/15/29	197,474
200,000	4.500		04/15/38	142,058
ONEOK, Inc.(a)
70,000	3.400		09/01/29	53,005
Phillips 66 Partners LP(a)
65,000	3.750		03/01/28	60,896
Plains All American Pipeline LP/PAA Finance Corp.(a)
600,000	3.650		06/01/22	550,128
425,000	3.850		10/15/23	384,387
65,000	4.650		10/15/25	52,482

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Pipelines – (continued)
Sabine Pass Liquefaction LLC(a)
$800,000	6.250%		03/15/22	$775,992
300,000	5.625		04/15/23	278,994
60,000	5.000		03/15/27	51,922
Sunoco Logistics Partners Operations LP(a)
200,000	4.250		04/01/24	175,924
100,000	5.400		10/01/47	78,800
Targa Resources Partners LP/Targa Resources Partners Finance Corp.(a)
370,000	6.750		03/15/24	325,600
500,000	5.875		04/15/26	412,500
The Williams Cos., Inc.(a)
915,000	3.600		03/15/22	896,425
5,000	4.300		03/04/24	4,552
450,000	3.900		01/15/25	403,704
Western Midstream Operating LP(a)
475,000	3.100		02/01/25	248,126
65,000	4.650		07/01/26	33,594
375,000	4.050		02/01/30	164,599
100,000	5.450		04/01/44	37,342
100,000	5.300		03/01/48	39,557

				11,857,093

Real Estate Investment Trust – 2.1%
Alexandria Real Estate Equities, Inc.(a)
325,000	3.800		04/15/26	326,092
380,000	3.375		08/15/31	352,773
American Campus Communities Operating Partnership LP(a)
800,000	3.750		04/15/23	812,080
American Tower Corp.(a)
925,000	3.375		05/15/24	923,918
Boston Properties LP(a)
35,000	2.900		03/15/30	32,035
Brixmor Operating Partnership LP(a)
60,000	4.125		05/15/29	61,462
Camden Property Trust(a)
65,000	3.150		07/01/29	63,944
Crown Castle International Corp.
575,000	5.250		01/15/23	605,417
1,275,000	3.150	(a)	07/15/23	1,273,840
65,000	3.100	(a)	11/15/29	63,400
75,000	3.300	(a)	07/01/30	74,384
50,000	4.150	(a)	07/01/50	49,450
EPR Properties(a)
65,000	3.750		08/15/29	49,607
Healthpeak Properties, Inc.(a)
65,000	3.500		07/15/29	63,560
Kilroy Realty LP(a)
500,000	4.750		12/15/28	525,200
National Retail Properties, Inc.(a)
400,000	4.000		11/15/25	414,752
Regency Centers LP(a)
700,000	2.950		09/15/29	657,146
Scenery Journey Ltd.(a)
200,000	13.000		11/06/22	154,841
Service Properties Trust(a)
65,000	4.950		10/01/29	52,136

Corporate Obligations – (continued)
Real Estate Investment Trust – (continued)
Simon Property Group LP(a)
50,000	2.000		09/13/24	47,977
Spirit Realty LP(a)
725,000	4.000		07/15/29	684,342
Trust F/1401(a)(b)
300,000	5.250		12/15/24	278,062
VEREIT Operating Partnership LP(a)
800,000	4.625		11/01/25	782,400
Welltower, Inc.(a)
5,000	4.000		06/01/25	5,038
Weyerhaeuser Co.
50,000	7.375		03/15/32	61,698
WP Carey, Inc.(a)
425,000	3.850		07/15/29	414,392

				8,829,946

Retailing(a) – 0.7%
Dollar Tree, Inc.
525,000	4.000		05/15/25	539,485
10,000	4.200		05/15/28	10,173
Lowe’s Cos., Inc.
325,000	5.000		04/15/40	370,077
475,000	5.125		04/15/50	568,242
McDonald’s Corp.
75,000	4.450		09/01/48	83,066
125,000	4.200		04/01/50	139,108
Starbucks Corp.
850,000	3.800		08/15/25	903,150
The Home Depot, Inc.
275,000	3.900		12/06/28	305,899
Walgreens Boots Alliance, Inc.
65,000	3.450		06/01/26	64,436
5,000	4.800		11/18/44	4,894
Yum! Brands, Inc.(b)
58,000	7.750		04/01/25	60,973

				3,049,503

Savings & Loans(a)(b)(c) – 0.1%
Nationwide Building Society (3M USD LIBOR + 1.855%)
400,000	3.960		07/18/30	407,668

Semiconductors – 1.7%
Broadcom Corp./Broadcom Cayman Finance Ltd.(a)
1,100,000	3.000		01/15/22	1,089,352
1,125,000	3.625		01/15/24	1,112,434
500,000	3.125		01/15/25	472,830
53,000	3.500		01/15/28	48,870
Broadcom, Inc.(b)
1,150,000	3.125		10/15/22	1,138,258
860,000	3.625	(a)	10/15/24	843,316
60,000	4.250	(a)	04/15/26	60,230
Microchip Technology, Inc.
525,000	3.922		06/01/21	508,460
Micron Technology, Inc.(a)
35,000	5.327		02/06/29	38,345
NXP B.V./NXP Funding LLC(b)
1,325,000	3.875		09/01/22	1,331,214

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Semiconductors – (continued)
NXP B.V./NXP Funding LLC/NXP USA, Inc.(a)(b)
$65,000	3.875%		06/18/26	$63,478
Qorvo, Inc.(a)(b)
600,000	4.375		10/15/29	552,000

				7,258,787

Software(a) – 0.7%
Adobe, Inc.
450,000	2.150		02/01/27	457,537
600,000	2.300		02/01/30	596,124
Camelot Finance SA(b)
650,000	4.500		11/01/26	620,750
Fair Isaac Corp.(b)
5,000	4.000		06/15/28	4,737
Fiserv, Inc.
300,000	3.800		10/01/23	311,988
55,000	3.850		06/01/25	58,472
750,000	3.200		07/01/26	769,050
PTC, Inc.(b)
294,000	4.000		02/15/28	276,360
VMware, Inc.
35,000	3.900		08/21/27	34,606

				3,129,624

Telecommunication Services – 3.6%
AT&T, Inc.(a)
1,375,000	3.000		06/30/22	1,379,345
65,000	3.800		03/01/24	68,323
400,000	4.450		04/01/24	423,756
2,415,000	3.400		05/15/25	2,507,036
460,000	3.600		07/15/25	479,256
555,000	4.125		02/17/26	587,900
175,000	4.900		08/15/37	196,469
225,000	5.450		03/01/47	271,433
25,000	4.500		03/09/48	27,099
Deutsche Telekom International Finance B.V.
25,000	8.750		06/15/30	34,353
Intelsat Jackson Holdings SA(a)(b)
715,000	9.750		07/15/25	446,875
Level 3 Financing, Inc.(a)
1,150,000	5.625		02/01/23	1,144,250
Sprint Capital Corp.
376,000	6.875		11/15/28	428,640
Sprint Corp.(a)
579,000	7.625		02/15/25	644,137
Telefonica Emisiones SA
150,000	5.462		02/16/21	153,092
325,000	4.570		04/27/23	344,871
Verizon Communications, Inc.
925,000	3.376		02/15/25	991,961
630,000	4.329		09/21/28	720,581
350,000	3.150	(a)	03/22/30	377,786
50,000	4.125		08/15/46	58,040
925,000	4.862		08/21/46	1,206,829
1,230,000	5.012		04/15/49	1,659,516
200,000	4.000	(a)	03/22/50	235,954

Corporate Obligations – (continued)
Telecommunication Services – (continued)
Vodafone Group PLC
1,175,000	3.750		01/16/24	1,223,445

				15,610,947

Toys/Games/Hobbies(a)(b) – 0.2%
Mattel, Inc.
650,000	5.875		12/15/27	663,000

Transportation(a) – 0.2%
Canadian Pacific Railway Co.
200,000	2.050		03/05/30	186,336
CSX Corp.
65,000	3.250		06/01/27	66,580
25,000	3.800		04/15/50	26,095
Union Pacific Corp.
40,000	3.799		10/01/51	43,248
United Parcel Service, Inc.
575,000	5.300		04/01/50	750,875

				1,073,134

TOTAL CORPORATE OBLIGATIONS
(Cost $225,816,966)				$220,003,774

Mortgage-Backed Obligations – 56.0%
Collateralized Mortgage Obligations – 3.6%
Interest Only(g) – 1.3%
FHLMC REMIC Series 4314, Class SE(c) (-1x1M USD LIBOR + 6.050%)
$712,565	5.345%		03/15/44	$116,387
FHLMC REMIC Series 4320, Class SD(c) (-1x1M USD LIBOR + 6.100%)
3,286,836	5.395		07/15/39	664,322
FHLMC REMIC Series 4583, Class ST(c) (-1x1M USD LIBOR + 6.000%)
1,367,028	5.295		05/15/46	229,159
FHLMC REMIC Series 4936, Class ES(c) (-1x1M USD LIBOR + 6.000%)
298,197	5.295		12/25/49	34,580
FHLMC REMIC Series 4936, Class PS(c) (-1x1M USD LIBOR + 6.000%)
784,245	5.295		12/25/49	101,568
FHLMC STRIPS Series 304, Class C45
208,334	3.000		12/15/27	12,284
FNMA REMIC Series 2011-124, Class SC(c) (-1x1M USD LIBOR + 6.550%)
325,348	5.603		12/25/41	58,786
FNMA REMIC Series 2012-5, Class SA(c) (-1x1M USD LIBOR + 5.950%)
495,896	5.003		02/25/42	78,411
FNMA REMIC Series 2012-88, Class SB(c) (-1x1M USD LIBOR + 6.670%)
344,756	5.723		07/25/42	60,984
FNMA REMIC Series 2014-6, Class SA(c) (-1x1M USD LIBOR + 6.600%)
383,652	5.653		02/25/44	71,041

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Interest Only(g) – (continued)
FNMA REMIC Series 2015-34, Class LS(c) (-1x1M USD LIBOR + 6.100%)
$821,721	5.153%	06/25/45	$156,175
FNMA REMIC Series 2016-69, Class BS(c) (-1x1M USD LIBOR + 6.100%)
2,095,453	5.153	10/25/46	431,553
FNMA REMIC Series 2017-31, Class SG(c) (-1x1M USD LIBOR + 6.100%)
978,090	5.153	05/25/47	163,525
FNMA REMIC Series 2017-86, Class SB(c)(-1x M USD LIBOR + 6.150%)
739,004	5.203	11/25/47	115,938
FNMA REMIC Series 2018-17, Class CS(c) (-1x1M USD LIBOR + 3.450%)
2,033,829	2.500	03/25/48	109,916
FNMA REMIC Series 2019-41, Class SB(c) (-1x1M USD LIBOR + 6.050%)
881,669	5.103	08/25/49	143,173
GNMA REMIC Series 2010-101, Class S(c) (-1x1M USD LIBOR + 6.000%)
358,238	5.227	08/20/40	63,801
GNMA REMIC Series 2010-20, Class SE(c) (-1x1M USD LIBOR + 6.250%)
776,984	5.477	02/20/40	152,306
GNMA REMIC Series 2013-134, Class DS(c) (-1x1M USD LIBOR + 6.100%)
104,840	5.327	09/20/43	19,769
GNMA REMIC Series 2013-152, Class SG(c) (-1x1M USD LIBOR + 6.150%)
324,008	5.377	06/20/43	61,856
GNMA REMIC Series 2013-181, Class SA(c) (-1x1M USD LIBOR + 6.100%)
442,944	5.327	11/20/43	88,852
GNMA REMIC Series 2014-132, Class SL(c) (-1x1M USD LIBOR + 6.100%)
503,887	5.327	10/20/43	67,764
GNMA REMIC Series 2014-133, Class BS(c) (-1x1M USD LIBOR + 5.600%)
265,764	4.827	09/20/44	46,890
GNMA REMIC Series 2014-162, Class SA(c) (-1x1M USD LIBOR + 5.600%)
245,181	4.827	11/20/44	40,363
GNMA REMIC Series 2015-110, Class MS(c) (-1x1M USD LIBOR + 5.710%)
1,678,642	4.937	08/20/45	267,707
GNMA REMIC Series 2015-111, Class IM
720,054	4.000	08/20/45	74,481
GNMA REMIC Series 2015-119, Class SN(c) (-1x1M USD LIBOR + 6.250%)
340,053	5.477	08/20/45	56,468
GNMA REMIC Series 2015-123, Class SP(c) (-1x1M USD LIBOR + 6.250%)
366,995	5.477	09/20/45	65,992
GNMA REMIC Series 2015-167, Class AS(c) (-1x1M USD LIBOR + 6.250%)
256,669	5.477	11/20/45	42,435

Mortgage-Backed Obligations – (continued)
Interest Only(g) – (continued)
GNMA REMIC Series 2015-168, Class SD(c) (-1x1M USD LIBOR + 6.200%)
176,439	5.427	11/20/45	33,517
GNMA REMIC Series 2015-57, Class AS(c) (-1x1M USD LIBOR + 5.600%)
1,415,360	4.827	04/20/45	223,534
GNMA REMIC Series 2016-109, Class IH
1,034,522	4.000	10/20/45	106,220
GNMA REMIC Series 2016-27, Class IA
510,873	4.000	06/20/45	42,081
GNMA REMIC Series 2018-105, Class SC(c) (-1x1M USD LIBOR + 6.200%)
383,082	5.427	08/20/48	52,960
GNMA REMIC Series 2018-122, Class HS(c)(-1X 1M USD LIBOR + 6.200%)
994,035	5.427	09/20/48	175,806
GNMA REMIC Series 2018-122, Class SE(c) (-1x1M USD LIBOR + 6.200%)
777,731	5.427	09/20/48	109,842
GNMA REMIC Series 2018-124, Class SN(c)(-1X 1M USD LIBOR + 6.200%)
860,179	5.427	09/20/48	151,375
GNMA REMIC Series 2018-137, Class SN(c) (-1x1M USD LIBOR + 6.150%)
873,477	5.377	10/20/48	129,784
GNMA REMIC Series 2018-139, Class SQ(c) (-1x1M USD LIBOR + 6.150%)
701,774	5.377	10/20/48	96,053
GNMA REMIC Series 2018-72, Class IB
563,544	4.000	04/20/46	69,950
GNMA REMIC Series 2019-128, Class IO
1,278,510	4.000	10/20/49	139,896
GNMA REMIC Series 2019-129, Class AI
590,173	3.500	10/20/49	70,296
GNMA REMIC Series 2019-151, Class IA
2,530,913	3.500	12/20/49	277,117
GNMA REMIC Series 2019-151, Class NI
1,460,027	3.500	10/20/49	132,464
GNMA REMIC Series 2019-20, Class SF(c) (-1x1M USD LIBOR + 3.790%)
530,750	3.017	02/20/49	40,956
GNMA REMIC Series 2019-97, Class SC(c) (-1x1M USD LIBOR + 6.100%)
793,942	5.327	08/20/49	105,170
GNMA REMIC Series 2019-98, Class SC(c) (-1x1M USD LIBOR + 6.050%)
942,714	5.277	08/20/49	125,664

			5,679,171

Regular Floater(c) – 0.0%
FNMA REMIC Series 2011-63, Class FG (1M USD LIBOR + 0.450%)
88,139	1.397	07/25/41	87,397

Sequential Fixed Rate – 0.2%
FNMA REMIC Series 2005-70, Class PA
45,759	5.500	08/25/35	52,327

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount		Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)
	FNMA REMIC Series 2011-52, Class GB
	$376,009	5.000%	06/25/41	$430,958
	FNMA REMIC Series 2012-111, Class B
	29,697	7.000	10/25/42	36,646
	FNMA REMIC Series 2012-153, Class B
	85,265	7.000	07/25/42	107,615

				627,546

Sequential Floating Rate(c) – 2.1%
	Bancorp Commercial Mortgage Trust Series 2018-CRE4, Class A(b) (1M USD LIBOR + 0.900%)
	732,823	1.605	09/15/35	636,283
	Brunel Residential Mortgage Securitisation No. 1 PLC Series 2007-1X, Class A4B (3M GBP LIBOR + 0.220%)
GBP	240,911	0.972	01/13/39	281,732
	Connecticut Avenue Securities Trust Series 2018-R07, Class 1M2(b) (1M USD LIBOR + 2.400%)
	$531,792	3.347	04/25/31	466,039
	Connecticut Avenue Securities Trust Series 2019-R02, Class 1M2(b) (1M USD LIBOR + 2.300%)
	991,661	3.247	08/25/31	850,266
	Countrywide Alternative Loan Trust Series 2006-0C8, Class 2A3 (1M USD LIBOR + 0.250%)
	1,805,855	1.197	11/25/36	1,384,822
	Exantas Capital Corp. Ltd. Series 2018-RSO6, Class A(b) (1M USD LIBOR + 0.830%)
	116,572	1.630	06/15/35	106,434
	GNMA REMIC Series 2019-1, Class SN(a) (-1x1M USD LIBOR + 6.050%)
	274,932	5.277	01/20/49	36,946
	GNMA REMIC Series 2019-6, Class SA(a) (-1x1M USD LIBOR + 6.050%)
	275,015	5.277	01/20/49	38,448
	GNMA REMIC Series 2019-69, Class S(a) (-1x1M USD LIBOR + 3.270%)
	1,724,238	2.497	06/20/49	121,025
	Harben Finance PLC Series 2017-1X, Class A (3M GBP LIBOR + 0.800%)
GBP	765,006	1.551	08/20/56	932,758
	Lehman XS Trust Series 2007-4N, Class 1A1 (1M LIBOR + 0.130%)
	$229	1.077	03/25/47	—
	London Wall Mortgage Capital PLC Series 2017-FL1, Class A (3M GBP LIBOR + 0.850%)
GBP	706,351	1.609	11/15/49	861,139
	Stratton Mortgage Funding PLC Series 2019-1, Class A (3M SONIA IR + 1.200%)
	1,390,111	1.911	05/25/51	1,680,394
	Tower Bridge Funding No. 2 PLC, Class A (3M GBP LIBOR + 0.900%)
	893,564	1.437	03/20/56	1,086,754
	Tower Bridge Funding No. 1 PLC, Class A (3M GBP LIBOR + 1.000%)
	330,951	1.537	03/20/56	397,938

				8,880,978

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$15,275,092

Mortgage-Backed Obligations – (continued)
Federal Agencies – 52.4%
Adjustable Rate FHLMC(c) – 0.0%
	(12M USD LIBOR + 1.748%)
	$29,168	3.989	09/01/35	30,278

FHLMC – 1.8%
	107,031	6.000	08/01/27	118,485
	11,928	5.000	08/01/33	13,336
	2,342	5.000	09/01/33	2,619
	2,672	5.000	10/01/33	2,988
	3,005	5.000	11/01/34	3,340
	169,462	5.000	12/01/34	188,304
	4,348	5.000	07/01/35	4,831
	878	5.000	11/01/35	981
	33,473	5.000	03/01/39	36,866
	5,858	5.000	05/01/39	6,451
	19,620	5.000	04/01/40	21,723
	3,508	5.000	08/01/40	3,884
	47,020	4.000	02/01/41	51,138
	768	5.000	04/01/41	848
	3,450	5.000	06/01/41	3,805
	1,619,447	4.000	03/01/48	1,731,643
	1,950,778	4.000	04/01/48	2,081,880
	3,263,917	4.500	08/01/48	3,561,109

				7,834,231

GNMA – 20.1%
	28,002	5.500	11/15/32	31,312
	17,809	5.500	01/15/33	20,058
	35,388	5.500	02/15/33	40,418
	41,324	5.500	03/15/33	47,146
	44,926	5.500	07/15/33	50,333
	15,393	5.500	08/15/33	17,228
	9,088	5.500	09/15/33	10,126
	19,779	5.500	04/15/34	22,134
	7,999	5.500	05/15/34	8,716
	182,821	5.500	09/15/34	209,617
	173,698	5.500	12/15/34	198,561
	125,369	5.500	01/15/35	143,720
	481	5.500	05/15/36	533
	6,803	4.000	02/20/41	7,387
	10,370	4.000	11/20/41	11,262
	1,713	4.000	01/20/42	1,859
	5,506	4.000	04/20/42	5,974
	3,198	4.000	10/20/42	3,470
	934,834	4.000	08/20/43	1,013,732
	5,674	4.000	03/20/44	6,146
	6,860	4.000	05/20/44	7,431
	472,834	4.000	11/20/44	511,263
	108,518	4.000	12/20/44	117,337
	30,811	4.000	05/20/45	33,316
	121,264	4.000	07/20/45	131,006
	3,854,669	4.500	05/20/48	4,118,854
	689,280	4.000	01/20/46	743,576
	5,649,286	4.500	08/20/48	6,030,289
	1,325,396	5.000	08/20/48	1,417,246
	2,251,479	4.500	09/20/48	2,402,621
	549,265	5.000	09/20/48	587,158
	4,067,541	5.000	10/20/48	4,346,564

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
GNMA – (continued)
$3,082,066	5.000%	11/20/48		$3,290,358
2,293,201	5.000	12/20/48		2,442,268
7,127,289	4.500	01/20/49		7,582,358
6,279,541	5.000	01/20/49		6,681,357
2,651,086	4.000	02/20/49		2,824,710
3,480,054	4.000	03/20/49		3,706,065
146,236	4.500	03/20/49		155,368
735,143	5.000	03/20/49		780,978
2,724,892	4.000	05/20/49		2,899,518
193,333	4.500	05/20/49		205,118
1,527,304	5.000	05/20/49		1,620,857
1,749,257	5.000	06/20/49		1,859,172
20,000,000	2.500	TBA-30yr	(h)	20,909,168
1,000,000	3.000	TBA-30yr	(h)	1,057,667
7,000,000	4.500	TBA-30yr	(h)	7,422,075

				85,733,430

UMBS – 10.3%
1,858	6.000	06/01/21		1,897
8,801	5.000	08/01/23		9,132
3,950	5.500	09/01/23		4,101
2,627	5.500	10/01/23		2,729
16,403	5.000	02/01/24		16,828
3,269	5.500	05/01/25		3,352
10,770	4.500	02/01/39		11,841
7,891	4.500	04/01/39		8,665
8,085	4.500	08/01/39		8,878
117,519	4.500	12/01/39		129,051
100,682	4.500	06/01/40		110,809
46,456	4.500	08/01/41		50,898
64,260	3.000	12/01/42		68,314
146,377	3.000	01/01/43		155,609
38,343	3.000	02/01/43		40,762
14,191	3.000	03/01/43		15,086
213,196	3.000	04/01/43		226,645
37,273	3.000	05/01/43		39,623
49,567	3.000	06/01/43		52,694
15,217	3.000	07/01/43		16,177
39,549	5.000	06/01/44		43,265
22,205	3.500	03/01/45		23,654
562,404	3.000	04/01/45		595,417
1,982,947	4.500	04/01/45		2,187,446
221,646	4.500	05/01/45		244,504
1,260,638	4.500	06/01/45		1,371,478
568,666	4.000	11/01/45		611,278
187,635	4.000	03/01/46		201,408
126,910	4.000	06/01/46		136,063
31,965	4.000	08/01/46		34,270
206,057	4.000	10/01/46		220,917
208,226	4.000	06/01/47		225,797
1,853,962	4.500	07/01/47		2,005,761
422,440	4.500	11/01/47		456,764
2,912,570	4.000	02/01/48		3,161,453
488,070	4.000	12/01/47		530,932
1,503,893	4.000	01/01/48		1,635,964
2,221,985	4.000	03/01/48		2,411,033
1,664,943	4.000	06/01/48		1,810,117

Mortgage-Backed Obligations – (continued)
UMBS – (continued)
1,218,445	4.000	08/01/48		1,318,976
811,662	4.500	09/01/48		884,714
3,580,636	5.000	11/01/48		3,915,286
17,823,205	5.000	10/01/49		19,226,531

				44,226,119

UMBS, 30 Year, Single Family(h) – 20.2%
55,000,000	2.500	TBA-30yr		57,012,587
1,000,000	4.000	TBA-30yr		1,067,430
9,000,000	3.000	TBA-30yr		9,437,906
18,000,000	3.500	TBA-30yr		19,038,325

				86,556,248

TOTAL FEDERAL AGENCIES				$224,380,306

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $234,541,894)				$239,655,398

Agency Debentures – 1.7%
Dominican Republic(b)
$560,000	6.400%	06/05/49		$483,525
FNMA
4,000,000	1.875	09/24/26		4,258,800
800,000	6.250	05/15/29		1,144,064
Israel Government AID Bond(i)
300,000	5.500	12/04/23		349,533
877,000	5.500	04/26/24		1,028,098
40,000	5.500	09/18/33		58,831
Republic of Egypt(b)
200,000	4.550	11/20/23		175,500

TOTAL AGENCY DEBENTURES
(Cost $7,103,793)				$7,498,351

Asset-Backed Securities(c) – 6.8%
Collateralized Loan Obligations – 3.7%
AGL CLO 3 Ltd. Series 2020-3A, Class A(b) (3M USD LIBOR + 1.300%)
$1,300,000	2.190%	01/15/33		$1,171,811
Benefit Street Partners CLO V-B Ltd. Series 2018-5BA, Class A1A(b) (3M USD LIBOR + 1.090%)
1,759,000	2.909	04/20/31		1,652,501
KREF Ltd. Series 2018-FL1, Class A(b) (1M USD LIBOR + 1.100%)
1,950,000	1.900	06/15/36		1,814,170
Magnetite XXIV Ltd. Series 2019-24A, Class A(b) (3M USD LIBOR + 1.330%)
2,000,000	3.237	01/15/33		1,867,652
Marble Point CLO XIV Ltd. Series 2018-2A, Class A1(b) (3M USD LIBOR + 1.330%)
3,000,000	3.149	01/20/32		2,788,467
MidOcean Credit CLO Series 2018-8X, Class A2 (3M USD LIBOR + 1.300%)
500,000	2.995	02/20/31		457,583

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities(c) – (continued)
Collateralized Loan Obligations – (continued)
Mill City Mortgage Loan Trust Series 2017-2, Class A3(b)
$373,206	2.893%	07/25/59	$374,867
Mountain View CLO LLC Series 2016-1A, Class AR(b) (3M USD LIBOR + 1.360%)
1,200,000	2.079	04/14/33	1,122,910
Orec Ltd. Series 2018-CRE1, Class A(b) (1M USD LIBOR + 1.180%)
1,475,000	1.885	06/15/36	1,349,501
Ready Capital Mortgage Financing LLC Series 2018-FL2, Class A(b) (1M USD LIBOR + 0.850%)
95,925	1.797	06/25/35	95,503
TICP CLO VIII Ltd. Trust Series 2017-8A, Class A1(b)(-1X 1M USD LIBOR + 6.050%)
2,000,000	3.049	10/20/30	1,897,570
Whitehorse Ltd. Series 2014-9A, Class AR(b) (3M USD LIBOR + 1.160%)
1,248,698	2.996	07/17/26	1,225,363

			15,817,898

Home Equity – 0.5%
Bear Stearns Asset Backed Securities Trust Series 2001-3, Class A2 (1M LIBOR + 0.800%)
5,705	1.747	10/27/32	4,613
Bear Stearns Asset Backed Securities Trust Series 2002-2, Class A1 (1M USD LIBOR + 0.660%)
1,470	1.607	10/25/32	1,205
CS First Boston Mortgage Securities Corp. Series 2001-HE17, Class A1 (1M USD LIBOR + 0.620%)
912	1.567	01/25/32	734
GMAC Mortgage Home Equity Loan Trust Series 2007-HE3, Class 1A1
2,285	7.000	09/25/37	2,250
GMAC Mortgage Home Equity Loan Trust Series 2007-HE3, Class 2A1
20,813	7.000	09/25/37	19,949
Home Equity Asset Trust Series 2002-1, Class A4 (1M USD LIBOR + 0.600%)
257	1.547	11/25/32	193
Home Equity Loan Trust Series 2007-FRE1, Class 2AV3 (1M USD LIBOR + 0.230%)
1,298,055	1.177	04/25/37	1,062,483
Morgan Stanley Mortgage Loan Trust Series 2007-7AX, Class 1A (1M USD LIBOR + 0.220%)
2,973,414	1.167	04/25/37	858,195
Renaissance Home Equity Loan Trust Series 2003-2, Class A (1M USD LIBOR + 0.880%)
786	1.827	08/25/33	635

			1,950,257

Other(a) – 0.0%
GNMA REMIC Series 2019-4, Class SJ(-1X 1M USD LIBOR + 6.050%)
935,533	5.277	01/20/49	137,876

Student Loan – 2.6%
AccessLex Institute Series 2004-1, Class A2 (3M USD LIBOR + 0.210%)
948,683	2.157	09/26/33	847,046

Asset-Backed Securities(c) – (continued)
Student Loan – (continued)
Navient Student Loan Trust Series 2016-7A, Class A(b) (1M USD LIBOR + 1.150%)
994,574	2.097	03/25/66	955,413
Navient Student Loan Trust Series 2017-2A, Class A(b) (1M USD LIBOR + 1.050%)
3,368,936	1.997	12/27/66	3,165,973
PHEAA Student Loan Trust Series 2016-1A, Class A(b) (1M USD LIBOR + 1.150%)
1,459,033	2.097	09/25/65	1,369,644
Scholar Funding Trust Series 2010-A, Class A(b) (3M USD LIBOR + 0.750%)
389,942	2.545	10/28/41	359,889
SLM Student Loan Trust Series 2005-4, Class A3 (3M USD LIBOR + 0.120%)
192,915	1.914	01/25/27	186,364
SLM Student Loan Trust Series 2005-5, Class A4 (3M USD LIBOR + 0.140%)
1,092,753	1.934	10/25/28	1,033,462
SLM Student Loan Trust Series 2006-10, Class A5A (3M USD LIBOR + 0.100%)
117,674	1.894	04/25/27	112,767
SLM Student Loan Trust Series 2007-7, Class A4 (3M USD LIBOR + 0.330%)
716,147	2.124	01/25/22	659,489
SLM Student Loan Trust Series 2008-2, Class A3 (3M USD LIBOR + 0.750%)
200,835	2.544	04/25/23	186,222
SLM Student Loan Trust Series 2008-4, Class A4 (3M USD LIBOR + 1.650%)
464,687	3.444	07/25/22	427,884
SLM Student Loan Trust Series 2008-5, Class A4 (3M USD LIBOR + 1.700%)
811,367	3.494	07/25/23	742,504
SLM Student Loan Trust Series 2008-6, Class A4 (3M USD LIBOR + 1.100%)
1,010,812	2.894	07/25/23	952,538

			10,999,195

TOTAL ASSET-BACKED SECURITIES
(Cost $30,754,144)			$28,905,226

Foreign Debt Obligations – 4.3%
Sovereign – 4.3%
Dominican Republic(b)
$150,000	4.500%	01/30/30	$128,625
200,000	5.875	01/30/60	167,500
Ecuador Government International Bond
360,000	9.625	06/02/27	96,300
300,000	8.875 (b)	10/23/27	78,750
Japanese Government CPI Linked Bond
JPY1,737,322,560	0.100	03/10/29	16,110,688
Mexico Government International Bond
$200,000	4.500	04/22/29	204,375
Republic of Indonesia(b)
EUR250,000	2.150	07/18/24	269,004

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount		Interest Rate		Maturity Date	Value

Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Republic of Romania(b)
EUR	130,000	3.375%		01/28/50	$127,832
	Republic of Romania(b)
	70,000	2.000		01/28/32	69,772
	Republic of South Africa
	$330,000	4.850		09/30/29	268,950
	200,000	5.750		09/30/49	144,874
	United Mexican States(a)
	540,000	4.500		01/31/50	537,030

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $19,384,610)				$18,203,700

Municipal Debt Obligations – 2.0%
California(a) – 0.5%
	California State GO Bonds Build America Taxable Series 2009
	$210,000	7.550%		04/01/39	$340,767
	California State GO Bonds Build America Taxable Series 2010
	625,000	7.950		03/01/36	627,475
	East Bay Municipal Utility District Water System RB Build America SubSeries 2010
	900,000	5.874		06/01/40	1,266,426

					2,234,668

Illinois – 1.3%
	Chicago Illinois GO Bonds Prerefunded Taxable Series B(a)
	2,374,000	7.750		01/01/42	3,064,264
	Illinois State GO Bonds Build America Series 2010(a)
	115,000	6.630		02/01/35	123,784
	730,000	7.350		07/01/35	819,074
	Illinois State GO Bonds Taxable-Pension Series 2003
	1,460,000	5.100		06/01/33	1,449,240

					5,456,362

Minnesota(a)(c) – 0.0%
	Northstar Education Finance, Inc. (Student Loan Asset Backed) Series 2007-1, Class A1 (3M USD LIBOR + 0.000%)
	91,192	1.894		04/28/30	87,013

New York(a) – 0.1%
	Port Authority of New York & New Jersey Consolidated Bonds – 192 Series 2015
	375,000	4.810		10/15/65	447,765

Ohio(a) – 0.1%
	American Municipal Power-Ohio, Inc. RB Build America Taxable Series 2010
	250,000	6.270		02/15/50	333,723

	TOTAL MUNICIPAL DEBT OBLIGATIONS
	(Cost $7,875,462)				$8,559,531

U.S. Treasury Obligations – 1.0%
	United States Treasury Bonds
	$1,100,000	3.625	%(j)	02/15/44	$1,617,344
	1,260,000	2.000		02/15/50	1,463,372

U.S. Treasury Obligations – (continued)
	United States Treasury Inflation Indexed Note(j)
	1,233,815	0.125		07/15/22	1,221,084
	United States Treasury Notes(j)
	80,000	2.875		08/15/28	94,562

	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost $3,878,338)				$4,396,362

Shares	Dividend Rate	Value

Investment Company(k) – 0.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,970,018	0.333%	$1,970,018
(Cost $1,970,018)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $531,325,225)		$529,192,360

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(b)(c) – 0.9%
Certificate of Deposit – 0.9%
Societe Generale SA (FEDL01 + 0.450%)
$4,000,000	0.550%	08/17/20	$3,984,849
(Cost $4,000,000)

TOTAL INVESTMENTS – 124.6%
(Cost $535,325,225)			$533,177,209

LIABILITIES IN EXCESS OF OTHER ASSETS – (24.6)%			(105,357,930)

NET ASSETS – 100.0%			$427,819,279

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2020.

(d)	Pay-in-kind securities.

(e)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2020.

(f)	Security is currently in default and/or non-income producing.

(g)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2020

(h)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $115,945,158 which represents approximately 27.1% of the Fund’s net assets as of March 31, 2020.

(i)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $1,436,462, which represents approximately 0.3% of the Fund’s net assets as of March 31, 2020.

(j)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(k)	Represents an affiliated issuer.

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
CZK	—Czech Koruna
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
CDOR	—Canadian Dollar Offered Rate
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
CPI	—Consumer Price Index
EURO	—Euro Offered Rate
FEDL01	—Federal Funds Rate
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GMAC	—General Motors Acceptance Corporation
GNMA	—Government National Mortgage Association
GO	—General Obligation
JIBAR	—Johannesburg Interbank Agreed Rate
JYOR	—Japanese Yen Offered Rate
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
PLC	—Public Limited Company
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
SOFR	—Secured Overnight Funding Rate
SONIA IR	—Sterling Overnight Index Average Rate
STIBOR	—Stockholm Interbank Offered Rate
STRIPS	—Separate Trading of Registered Interest and Principal of Securities
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2020, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	AUD	1,325,281	CAD	1,138,649	06/17/20	$5,645
	AUD	2,492,433	USD	1,470,984	06/17/20	62,424
	CAD	2,191,208	EUR	1,402,767	06/17/20	6,466
	CAD	2,163,835	JPY	161,691,310	06/17/20	29,967
	CAD	4,618,341	USD	3,222,913	06/17/20	61,225
	CHF	1,841,047	USD	1,895,827	06/17/20	24,050

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC (continued)	CLP	860,861,223	USD	1,001,980	05/22/20	$5,260
	COP	4,045,460,554	USD	990,078	04/07/20	5,327
	EUR	729,934	CAD	1,134,681	06/17/20	562
	EUR	4,512,597	CZK	120,796,514	06/17/20	126,304
	EUR	372,813	HUF	125,764,771	06/17/20	27,175
	EUR	3,503,565	NOK	38,674,822	06/17/20	154,495
	EUR	440,640	PLN	1,921,029	06/17/20	23,201
	EUR	9,043,128	SEK	96,008,840	06/17/20	281,533
	EUR	11,315,421	USD	12,280,212	05/14/20	221,493
	EUR	3,832,694	USD	4,141,384	06/17/20	98,284
	GBP	2,761,212	USD	3,249,875	04/29/20	182,138
	GBP	2,764,989	USD	3,293,425	06/17/20	145,626
	IDR	15,584,523,115	USD	951,785	04/07/20	7,440
	ILS	21,775,930	USD	5,923,082	06/17/20	249,265
	INR	28,338,377	USD	364,351	04/28/20	7,531
	JPY	161,847,007	USD	1,497,169	04/30/20	10,484
	JPY	290,482,121	USD	2,666,290	06/17/20	44,220
	KRW	2,898,044,552	USD	2,343,766	04/21/20	36,245
	KRW	1,219,405,761	USD	976,251	06/02/20	26,012
	MXN	18,166,316	USD	736,990	06/17/20	20,014
	NOK	12,340,062	EUR	1,059,013	06/17/20	15,833
	NOK	21,257,060	USD	1,934,094	06/17/20	111,152
	NZD	3,338,174	USD	1,970,157	06/17/20	20,500
	PLN	1,576,434	EUR	342,338	06/17/20	2,266
	TWD	57,931,441	USD	1,916,315	04/17/20	4,085
	USD	1,025,115	AUD	1,498,377	04/22/20	103,345
	USD	3,844,832	AUD	5,980,271	06/17/20	165,616
	USD	3,940,704	BRL	18,422,679	04/02/20	395,709
	USD	1,088,892	BRL	5,522,841	05/05/20	28,568
	USD	2,847,995	CAD	3,752,690	04/23/20	180,651
	USD	13,752,765	CAD	18,796,042	06/17/20	386,752
	USD	10,018,067	CHF	9,369,305	06/17/20	247,584
	USD	794,394	CNH	5,538,790	06/17/20	14,193
	USD	2,709,412	COP	9,315,646,884	04/07/20	417,254
	USD	808,768	CZK	18,177,992	06/17/20	76,591
	USD	270,236	EUR	238,744	05/14/20	6,462
	USD	7,986,727	EUR	7,108,351	06/17/20	123,576
	USD	11,060,083	GBP	8,531,678	04/29/20	455,744
	USD	221,681	GBP	171,287	06/17/20	8,636
	USD	7,267,778	HUF	2,172,484,284	06/17/20	613,332
	USD	4,305,279	IDR	61,353,768,799	04/07/20	528,966
	USD	1,194,909	IDR	17,075,325,413	05/28/20	157,232
	USD	11,116,121	ILS	37,960,436	06/17/20	356,304
	USD	1,610,370	INR	120,189,986	04/16/20	32,150
	USD	1,157,485	INR	87,105,420	04/20/20	13,936
	USD	3,405,730	INR	254,130,139	04/28/20	70,804
	USD	12,205,904	JPY	1,308,578,456	04/30/20	16,106
	USD	3,094,847	JPY	321,494,833	06/17/20	94,954
	USD	3,534,733	KRW	4,223,141,871	04/21/20	66,489
	USD	7,215,821	MXN	145,098,049	04/27/20	1,124,932
	USD	3,021,649	MXN	68,089,034	06/17/20	184,329
	USD	299,817	NOK	2,811,921	04/27/20	29,296
	USD	9,217,446	NZD	14,583,164	06/17/20	521,060
	USD	565,292	PLN	2,163,534	06/17/20	42,461

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC (continued)	USD	2,563,498	RUB	191,876,409	05/22/20	$125,586
	USD	4,329,478	SEK	41,569,268	04/27/20	124,590
	USD	2,086,815	SEK	20,021,065	06/17/20	59,487
	USD	2,766,049	THB	87,843,642	06/17/20	88,358
	USD	398,833	TRY	2,467,859	04/20/20	27,894
	USD	1,179,757	TRY	7,524,066	05/04/20	53,724
	USD	786,378	TRY	4,883,562	05/11/20	56,898
	USD	1,363,570	TRY	8,478,614	05/12/20	97,423
	USD	391,159	TRY	2,437,942	05/14/20	27,288
	USD	788,833	TRY	4,919,472	05/20/20	55,771
	USD	1,168,379	TRY	7,358,718	05/27/20	73,903
	USD	395,179	TRY	2,477,315	06/04/20	27,450
	USD	794,460	TRY	5,104,327	06/17/20	39,645
	USD	511,396	TRY	3,387,601	06/19/20	10,737
	USD	6,548,074	TWD	195,296,093	04/17/20	74,103
	USD	1,382,036	TWD	41,451,969	04/20/20	7,298
	USD	4,613,230	ZAR	79,161,373	06/17/20	232,436

TOTAL						$9,661,845

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	AUD	1,243,986	EUR	715,099	06/17/20	$(25,699)
	AUD	1,219,984	JPY	82,030,470	06/17/20	(14,867)
	AUD	2,130,316	USD	1,457,456	04/22/20	(146,931)
	AUD	6,323,826	USD	4,141,763	06/17/20	(251,183)
	BRL	18,422,678	USD	3,869,774	04/02/20	(324,781)
	BRL	850,541	USD	167,123	05/05/20	(3,829)
	CAD	1,582,821	GBP	931,627	06/17/20	(33,187)
	CAD	1,073,245	JPY	82,747,205	06/17/20	(8,927)
	CAD	4,587,088	USD	3,475,454	04/23/20	(215,034)
	CAD	5,987,069	USD	4,361,042	06/17/20	(103,588)
	CHF	363,839	AUD	638,303	06/17/20	(13,282)
	CHF	2,283,252	EUR	2,160,670	06/17/20	(9,083)
	CHF	1,097,462	GBP	948,109	06/17/20	(34,790)
	CHF	7,892,347	USD	8,428,808	06/17/20	(198,526)
	CNH	2,522,452	USD	361,686	06/17/20	(6,371)
	COP	5,270,186,329	USD	1,546,961	04/07/20	(250,206)
	COP	3,857,535,618	USD	1,122,617	05/08/20	(175,582)
	CZK	162,214,150	EUR	6,397,718	06/17/20	(543,368)
	CZK	18,105,818	USD	777,267	06/17/20	(47,998)
	EUR	679,949	AUD	1,239,009	06/17/20	(10,121)
	EUR	1,018,047	CAD	1,589,997	06/17/20	(4,512)
	EUR	342,338	CZK	9,509,810	06/17/20	(4,348)
	EUR	1,341,397	GBP	1,228,264	06/17/20	(43,864)
	EUR	339,021	JPY	40,609,952	06/17/20	(3,915)
	EUR	1,689,111	NOK	20,973,755	06/17/20	(149,520)
	EUR	19,078,665	USD	21,481,287	06/17/20	(376,757)
	GBP	1,568,508	USD	2,017,041	04/29/20	(67,484)
	GBP	3,447,174	USD	4,422,845	06/17/20	(135,302)
	HUF	1,577,438,923	EUR	4,523,670	06/17/20	(172,228)
	HUF	240,402,989	USD	777,505	06/17/20	(41,137)

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC (continued)	IDR	45,769,245,684	USD	3,315,708	04/07/20	$(498,619)
	IDR	27,149,030,720	USD	1,944,563	05/28/20	(294,701)
	IDR	5,486,574,458	USD	380,959	06/08/20	(48,227)
	ILS	16,220,118	USD	4,687,953	06/17/20	(90,390)
	INR	176,385,370	USD	2,350,912	04/20/20	(35,267)
	INR	158,930,380	USD	2,180,496	04/28/20	(94,868)
	JPY	83,865,017	EUR	713,153	06/17/20	(6,329)
	JPY	961,286,198	USD	9,166,547	06/17/20	(196,712)
	KRW	3,003,211,857	USD	2,526,850	04/21/20	(60,470)
	MXN	147,448,503	USD	7,401,729	04/27/20	(1,212,174)
	MXN	100,577,979	USD	4,635,667	06/17/20	(444,510)
	NOK	37,421,792	EUR	3,528,329	06/17/20	(302,450)
	NOK	56,312,672	USD	5,947,100	06/17/20	(528,980)
	NZD	1,945,746	EUR	1,072,686	06/17/20	(26,282)
	NZD	3,043,560	NOK	18,957,413	06/17/20	(9,018)
	NZD	8,258,924	USD	5,149,204	06/17/20	(224,155)
	PLN	2,405,761	EUR	528,301	06/17/20	(3,031)
	RUB	258,254,225	USD	3,707,171	05/22/20	(425,887)
	SEK	86,933,252	EUR	8,110,413	06/17/20	(168,772)
	SEK	39,781,000	USD	4,148,911	04/27/20	(124,914)
	SEK	25,246,727	USD	2,685,757	06/17/20	(129,278)
	THB	24,584,556	USD	773,335	06/17/20	(23,937)
	TRY	4,600,884	USD	726,813	04/20/20	(35,262)
	TRY	4,902,619	USD	749,268	05/04/20	(15,554)
	TRY	2,746,105	USD	442,777	05/11/20	(32,578)
	TRY	4,878,228	USD	785,837	05/12/20	(57,351)
	TRY	2,366,645	USD	380,980	05/14/20	(27,749)
	TRY	2,541,919	USD	405,174	05/27/20	(27,110)
	TRY	1,684,355	USD	267,953	06/04/20	(17,930)
	TRY	4,336,738	USD	673,875	06/17/20	(32,569)
	TWD	205,451,571	USD	6,838,025	04/17/20	(27,406)
	TWD	41,517,665	USD	1,381,234	04/20/20	(4,318)
	USD	1,819,337	AUD	3,082,759	06/17/20	(77,255)
	USD	1,052,343	CAD	1,491,679	06/17/20	(8,401)
	USD	586,425	CHF	564,524	04/23/20	(811)
	USD	586,411	CLP	507,538,814	05/22/20	(7,428)
	USD	987,480	COP	4,045,460,554	05/08/20	(5,690)
	USD	12,200,390	EUR	11,243,884	05/14/20	(222,277)
	USD	5,432,461	EUR	4,969,224	06/17/20	(64,420)
	USD	3,802,384	GBP	3,139,554	06/17/20	(102,543)
	USD	940,583	IDR	15,584,523,115	05/28/20	(6,497)
	USD	626,985	INR	48,469,671	04/28/20	(9,078)
	USD	5,676,007	JPY	611,642,556	04/30/20	(21,625)
	USD	2,051,615	JPY	223,967,946	06/17/20	(38,246)
	USD	764,140	KRW	946,956,118	04/21/20	(13,545)
	USD	3,348,224	MXN	81,548,463	06/17/20	(49,960)
	USD	1,542,816	NOK	17,668,498	06/17/20	(157,158)
	USD	741,946	RUB	60,252,353	05/22/20	(23,598)
	USD	377,946	SEK	3,742,442	06/17/20	(1,013)
	USD	2,129,431	TWD	64,379,609	04/17/20	(4,723)
	ZAR	51,967,202	USD	3,021,608	06/17/20	(145,741)

TOTAL						$(9,603,227)

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD SALES CONTRACTS — At March 31, 2020, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
GNMA	4.000%	TBA-30yr	04/21/20	$(3,000,000)	$(3,188,068)
UMBS, 30 Year, Single Family	5.000	TBA-30yr	04/15/20	(7,000,000)	(7,554,557)

TOTAL (Proceeds Receivable: $(10,812,188))					$(10,742,625)

(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At March 31, 2020, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Ultra Long U.S. Treasury Bonds	149	06/19/20	$33,059,375	$2,567,250
1 Month SOFR	84	07/31/20	34,981,798	293,251
2 Year U.S. Treasury Notes	54	06/30/20	11,900,672	51,924
10 Year U.K. Long Gilt	3	06/26/20	507,485	25,111
10 Year U.S. Treasury Notes	223	06/19/20	30,927,312	578,952

Total				$3,516,488
Short position contracts:
Australian 10 Year Government Bonds	(5)	06/15/20	(463,203)	1,974
Eurodollars	(1)	06/15/20	(248,687)	(2,940)
Eurodollars	(4)	12/14/20	(996,600)	(17,595)
Japan 10 Year Government Bonds	(14)	06/15/20	(19,864,962)	358,936
Ultra 10 Year U.S. Treasury Notes	(40)	06/19/20	(6,241,250)	(221,045)
5 Year U.S. Treasury Notes	(72)	06/30/20	(9,025,875)	(197,157)
30 day Federal Funds	(84)	07/31/20	(34,981,798)	(292,184)
20 Year U.S. Treasury Bonds	(7)	06/19/20	(1,253,438)	(3,619)

Total				$(373,630)

TOTAL FUTURES CONTRACTS				$3,142,858

SWAP CONTRACTS — At March 31, 2020, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
1M BID Avg(a)	5.440%	01/03/22	BRL	23,340		$118,695	$37,376	$81,319
Mexico IB TIIE 28 Days(a)	6.000	06/15/22	MXN	53,390	(b)	13,511	701	12,810
3M JIBAR(c)	6.500	06/17/22	ZAR	64,200	(b)	81,481	7,796	73,685
6.943%(a)	1M BID Avg	01/02/23	BRL	4,525		(35,004)	—	(35,004)
1M BID Avg(d)	5.750	01/02/23		845		2,612	965	1,647
1M BID Avg(a)	6.372	01/02/23		525		2,687	—	2,687
1M BID Avg(a)	6.660	01/02/23		3,004		24,494	5,310	19,184
1M BID Avg(d)	5.330	01/02/24		4,800		(18,783)	(1,007)	(17,776)

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
1M LIBOR+0.090% (c)	3M LIBOR	07/25/24		$24,700		$(25,207)	$395	$(25,602)
6.260(a)	1M BID Avg	01/02/25	BRL	600		611	(385)	996
6M EURO(f)	0.000% (e)	03/18/25	EUR	2,410		(386)	—	(386)
6M GBP(e)	0.400	03/18/25	GBP	13,540		135,989	21,593	114,396
3M NZDOR(c)	1.500(f)	03/18/25	NZD	7,860		202,287	(18,400)	220,687
6M CDOR(f)	1.750	03/18/25	CAD	6,070		168,372	732	167,640
2.000(f)	3M NIBOR(e)	03/18/25	NOK	112,400		(616,997)	(250,732)	(366,265)
1.000(f)	6M GBP	03/18/25	GBP	270		(8,055)	(6,008)	(2,047)
6M GBP(e)	0.270	06/17/25		14,020	(b)	18,619	5,001	13,618
6M CNY(c)	2.500	06/17/25	CNY	25,070		40,966	6,450	34,516
1.400(f)	6M WIBOR(e)	06/17/25	PLN	5,710	(b)	(36,064)	(7,292)	(28,772)
6M JYOR(f)	(0.100)	06/22/27	JPY	2,160,340	(b)	(105,052)	149,967	(255,019)
6M JYOR(f)	0.050	03/10/29		1,751,000		(1,090)	1,598	(2,688)
0.050(f)	6M JYOR	03/10/29		1,751,000		(68,270)	(208,267)	139,997
0.500(f)	6M GBP	03/10/30	GBP	5,710	(b)	53,576	109,397	(55,821)
6M AUDOR(f)	1.000	03/11/30	AUD	10,280	(b)	(67,400)	(162,303)	94,903
6M EURO(f)	0.500(e)	03/18/30	EUR	5,440		(852)	(81)	(771)
6M AUDOR(f)	1.750	03/18/30	AUD	12,160		615,125	327,041	288,084
6M CDOR(c)	3.500(f)	03/18/30	CAD	2,950		176,951	(28,006)	204,957
2.000(f)	3M NIBOR(e)	03/18/30	NOK	9,780		(85,611)	(4,795)	(80,816)
0.500(c)	3M STIBOR(e)	03/18/30	SEK	42,960		(49,062)	(114,306)	65,244
0.500(f)	6M EURO(e)	03/18/30	EUR	4,090		(242,665)	(482,251)	239,586
0.570(e)	6M GBP	03/18/30	GBP	5,260		(173,582)	22,630	(196,212)
6M AUDOR(f)	1.750	03/19/30	AUD	4,530	(b)	68,971	85,342	(16,371)
6M EURO(f)	(0.250)(e)	06/17/30	EUR	7,050	(b)	(191,990)	(288,227)	96,237
0.308(e)	6M GBP	06/17/30	GBP	3,840	(b)	(487)	(11,003)	10,516
0.400(e)	6M GBP	06/17/30		5,590	(b)	(63,677)	(20,604)	(43,073)
6M EURO(f)	0.250(e)	06/18/30	EUR	2,300	(b)	5,924	(40,419)	46,343
1.750(c)	3M LIBOR(f)	06/18/30		$5,070	(b)	(203,607)	(223,232)	19,625
6M EURO(f)	0.280(e)	07/06/31	EUR	530	(b)	12,088	1,124	10,964
0.750(f)	6M EURO(e)	03/18/40		130		(15,211)	(6,761)	(8,450)
0.400(e)	6M GBP	06/17/40	GBP	2,570	(b)	(32,938)	(10,451)	(22,487)
1.750(c)	3M LIBOR(f)	06/19/40		$1,150	(b)	(77,442)	(30,892)	(46,550)
6M JYOR(f)	0.500	06/20/40	JPY	177,440	(b)	35,988	33,676	2,312
6M JYOR(f)	0.500	06/20/50		307,760	(b)	50,763	51,055	(292)
1.750(c)	3M LIBOR(f)	06/20/50		$2,200	(b)	(144,953)	(91,767)	(53,186)

TOTAL						$(434,675)	$(1,139,040)	$704,365

(a)	Payments made monthly.
(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2020.
(c)	Payments made quarterly.
(d)	Payments made at maturity.
(e)	Payments made annually.
(f)	Payments made semi-annually.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/ Index	Financing Rate Paid by the Fund(a)	Credit Spread at March 31, 2020(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
People’s Republic of China, 7.500%, 10/28/27	(1.000)%	0.125%	Barclays Bank PLC	06/20/21	$80	$(923)	$179	$(1,102)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.172	Barclays Bank PLC	12/20/21	690	(10,990)	(945)	(10,045)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.089	BofA Securities LLC	12/20/20	830	(5,880)	710	(6,590)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.125	BofA Securities LLC	06/20/21	670	(7,633)	1,916	(9,549)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.089	Citibank NA	12/20/20	720	(5,100)	876	(5,976)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.125	Citibank NA	06/20/21	560	(6,426)	1,281	(7,707)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.218	Citibank NA	06/20/22	80	(1,503)	(536)	(967)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.125	Deutsche Bank AG (London)	06/20/21	460	(5,240)	1,310	(6,550)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.089	JPMorgan Securities, Inc.	12/20/20	6,410	(45,412)	7,244	(52,656)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.125	JPMorgan Securities, Inc.	06/20/21	10	(116)	23	(139)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.110	JPMorgan Securities, Inc.	06/20/22	140	(2,628)	(680)	(1,948)

TOTAL						$(91,851)	$11,378	$(103,229)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2020(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
CDX.NA.IG Index 33	(1.000)%	1.000%	12/20/24	$100	$322	$1,604	$(1,282)
Protection Sold:
Federative Republic of Brazil, 4.250%, 01/07/25	1.000	1.000	06/20/20	210	123	236	(113)
CDX.NA.IG Index 28	1.000	1.000	06/20/22	11,100	(5,786)	170,318	(176,104)
General Electric Co. 2.700%, 10/09/22	1.000	1.000	12/20/24	475	(24,354)	(7,140)	(17,214)
The Boeing Co., 8.750%, 08/15/21	1.000	1.000	06/20/24	500	(61,767)	9,158	(70,925)
Prudential Financial, Inc., 3.500%, 05/15/24	1.000	1.000	06/20/24	825	9,934	11,752	(1,818)
Republic of Indonesia, 5.875%, 03/13/20	1.000	1.000	06/20/24	2,430	(67,405)	6,327	(73,732)

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (continued)

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2020(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
State of Qatar, 9.750%, 06/15/30	1.000%	1.000%	06/20/24	$210	$(1,024)	$3,875	$(4,899)
State of Qatar, 9.750%, 06/15/30	1.000	1.000	12/20/24	100	(905)	1,992	(2,897)
General Electric Co. 2.700%, 10/09/22	1.000	1.000	06/20/24	1,125	(47,528)	(16,223)	(31,305)

TOTAL					$(198,390)	$181,899	$(380,289)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At March 31, 2020, the Fund had the following purchased and written options:

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Puts
6M IRS	Deutsche Bank AG (London)	1.985%	06/09/2020	2,500,000	$2,500,000	$218	$25,000	$(24,782)
3M IRS	JPMorgan Securities, Inc.	1.770	04/08/2020	7,200,000	7,200,000	—	87,414	(87,414)

Total purchased option contracts				9,700,000	$9,700,000	$218	$112,414	$(112,196)
Written option contracts
Calls
1Y IRS	Barclays Bank PLC	(0.340)	03/25/2021	(15,990,000)	(15,990,000)	(16,393)	(18,710)	2,317
4M IRS	Barclays Bank PLC	(0.400)	06/26/2020	(6,090,000)	(6,090,000)	(8,919)	(18,747)	9,828
6M IRS	Barclays Bank PLC	(0.350)	05/27/2020	(19,710,000)	(19,710,000)	(30,524)	(29,261)	(1,263)
1Y IRS	BofA Securities LLC	(0.390)	03/25/2021	(15,120,000)	(15,120,000)	(11,721)	(18,329)	6,608
1M IRS	Deutsche Bank AG (London)	0.395	09/30/2020	(8,300,000)	(8,300,000)	(93,350)	(105,410)	12,060
6M IRS	Deutsche Bank AG (London)	0.395	09/30/2020	(8,300,000)	(8,300,000)	(93,350)	(86,320)	(7,030)
1Y IRS	JPMorgan Securities, Inc.	(0.390)	03/25/2021	(10,630,000)	(10,630,000)	(8,241)	(11,381)	3,140
4M IRS	JPMorgan Securities, Inc.	(0.400)	06/26/2020	(9,580,000)	(9,580,000)	(14,031)	(30,577)	16,546
6M IRS	JPMorgan Securities, Inc.	(0.350)	08/13/2020	(12,940,000)	(12,940,000)	(37,722)	(34,090)	(3,632)
6M IRS	MS & Co. Int. PLC	(0.350)	08/13/2020	(12,940,000)	(12,940,000)	(37,722)	(33,669)	(4,053)
1Y IRS	UBS AG (London)	(0.256)	08/27/2020	(4,380,000)	(4,380,000)	(34,106)	(70,560)	36,454
6M IRS	UBS AG (London)	0.350	05/27/2020	(4,020,000)	(4,020,000)	(129,353)	(4,455)	(124,898)
6M IRS	UBS AG (London)	0.380	07/02/2021	(1,240,000)	(1,240,000)	(63,373)	(48,218)	(15,155)
				(129,240,000)	$(129,240,000)	$(578,805)	$(509,727)	$(69,078)
Puts
1Y IRS	Barclays Bank PLC	0.340%	03/25/2021	(15,990,000)	(15,990,000)	(18,859)	(18,709)	(150)
6M IRS	Barclays Bank PLC	0.100	05/27/2020	(19,710,000)	(19,710,000)	(34,516)	(59,866)	25,350
1Y IRS	BofA Securities LLC	0.390	03/25/2021	(15,120,000)	(15,120,000)	(22,478)	(16,143)	(6,335)
6M IRS	Deutsche Bank AG (London)	1.894	06/09/2020	(22,500,000)	(22,500,000)	(1)	(14,167)	14,166
6M IRS	Deutsche Bank AG (London)	2.235	06/09/2020	(2,500,000)	(2,500,000)	(83)	(10,833)	10,750

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS (continued)

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Puts (continued)
1Y IRS	JPMorgan Securities, Inc.	0.390%	03/25/2021	(10,630,000)	$(10,630,000)	$(15,804)	$(11,381)	$(4,423)
3M IRS	JPMorgan Securities, Inc.	2.020	04/08/2020	(10,800,000)	(10,800,000)	—	(43,494)	43,494
6M IRS	UBS AG (London)	0.100	05/27/2020	(4,020,000)	(4,020,000)	(1,407)	(13,812)	12,405
6M IRS	UBS AG (London)	0.380	07/02/2021	(1,240,000)	(1,240,000)	(21,105)	(15,647)	(5,458)
				(102,510,000)	$(102,510,000)	$(114,253)	$(204,052)	$89,799

Total written option contracts				(231,750,000)	$(231,750,000)	$(693,058)	$(713,779)	$20,721

TOTAL				(222,050,000)	$(222,050,000)	$(692,840)	$(601,365)	$(91,475)

Abbreviations:
1M BID Avg	—1 month Brazilian Interbank Deposit Average
1Y IRS	—1 Year Interest Rate Swaptions
3M IRS	—3 Month Interest Rate Swaptions
6M IRS	—6 Month Interest Rate Swaptions
BofA Securities LLC	—Bank of America Securities LLC
CDX.NA.IG Index 28	—CDX North America Investment Grade Index 28
CDX.NA.IG Index 33	—CDX North America Investment Grade Index 33
Mexico IB TIIE 28D	—Mexico Interbank TIIE 28 Days
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments

March 31, 2020

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 40.8%
Aerospace & Defense – 1.1%
General Dynamics Corp.(a)
$825,000	4.250%		04/01/50	$1,016,763
Northrop Grumman Corp.(a)
1,925,000	2.930		01/15/25	1,960,497
2,750,000	3.250		01/15/28	2,888,682
105,000	4.030		10/15/47	120,104
2,275,000	5.250		05/01/50	3,054,802
The Boeing Co.(a)
1,575,000	3.450		11/01/28	1,395,560
United Technologies Corp.
1,775,000	3.950	(a)	08/16/25	1,937,270
775,000	4.125	(a)	11/16/28	856,406
800,000	5.700		04/15/40	1,014,600
350,000	4.050	(a)	05/04/47	382,708
550,000	4.625	(a)	11/16/48	650,689

				15,278,081

Agriculture(a) – 0.3%
Altria Group, Inc.
1,775,000	3.800		02/14/24	1,801,217
Archer-Daniels-Midland Co.
525,000	3.250		03/27/30	555,749
BAT Capital Corp.
1,685,000	3.222		08/15/24	1,684,427
425,000	4.758		09/06/49	424,966
225,000	5.282		04/02/50	225,491

				4,691,850

Apparel(a) – 0.2%
NIKE, Inc.
975,000	3.250		03/27/40	1,016,789
900,000	3.375		03/27/50	981,990

				1,998,779

Automotive – 0.2%
Ford Motor Credit Co. LLC
1,200,000	5.875		08/02/21	1,175,856
General Motors Co.
550,000	4.000		04/01/25	469,706
General Motors Financial Co., Inc.(a)
675,000	4.300		07/13/25	592,373
300,000	5.650		01/17/29	259,524

				2,497,459

Banks – 9.4%
Banco Santander SA
400,000	4.250		04/11/27	406,864
800,000	3.306		06/27/29	779,216
Bank of America Corp.
3,050,000	4.125		01/22/24	3,246,938
1,250,000	4.200		08/26/24	1,327,500
5,000,000	4.183	(a)	11/25/27	5,259,000
350,000	6.110		01/29/37	440,087
(3M USD LIBOR + 0.940%)
5,550,000	3.864	(a)(b)	07/23/24	5,796,309
(3M USD LIBOR + 0.990%)
225,000	2.496	(a)(b)	02/13/31	217,530

Corporate Obligations – (continued)
Banks – (continued)
(3M USD LIBOR + 1.190%)
1,325,000	2.884	%(a)(b)	10/22/30	1,324,709
(3M USD LIBOR + 1.370%)
1,550,000	3.593	(a)(b)	07/21/28	1,605,381
(3M USD LIBOR + 3.150%)
3,350,000	4.083	(a)(b)	03/20/51	3,785,366
Barclays PLC(a)(b) (3M USD LIBOR + 1.400%)
2,725,000	4.610		02/15/23	2,753,531
BNP Paribas SA(c)
3,825,000	3.500		03/01/23	3,845,655
900,000	3.375		01/09/25	896,481
(5 Year USD Swap + 4.149%)
650,000	6.625	(a)(b)	12/31/99	576,875
BPCE SA
925,000	2.650		02/03/21	925,130
2,250,000	4.000	(c)	09/12/23	2,282,940
1,150,000	4.625	(c)	09/12/28	1,269,658
Capital One NA(a)
1,700,000	2.650		08/08/22	1,681,827
CIT Bank NA(a)(b)(SOFR + 1.715%)
1,500,000	2.969		09/27/25	1,314,960
CIT Group, Inc.(a)
224,000	4.750		02/16/24	217,280
Citigroup, Inc.
2,575,000	2.700	(a)	10/27/22	2,590,347
2,500,000	4.600		03/09/26	2,670,200
3,175,000	3.400		05/01/26	3,355,149
1,150,000	4.125		07/25/28	1,186,570
(SOFR + 1.422%)
1,375,000	2.976	(a)(b)	11/05/30	1,330,780
(SOFR + 3.914%)
1,425,000	4.412	(a)(b)	03/31/31	1,565,462
Credit Agricole SA(c)
1,050,000	3.250		10/04/24	1,049,045
(5 Year USD Swap + 4.319%)
600,000	6.875	(a)(b)	12/31/99	540,042
Credit Suisse Group AG(a)(c)
1,400,000	4.282		01/09/28	1,446,718
(3M USD LIBOR + 1.410%)
1,675,000	3.869	(b)	01/12/29	1,690,594
(SOFR + 3.730%)
1,925,000	4.194	(b)	04/01/31	1,972,413
Credit Suisse Group Funding Guernsey Ltd.
683,000	4.550		04/17/26	721,091
Deutsche Bank AG
3,350,000	2.700		07/13/20	3,298,912
HSBC Holdings PLC
600,000	4.950		03/31/30	661,956
(3M USD LIBOR + 1.000%)
850,000	2.692	(a)(b)	05/18/24	788,749
(3M USD LIBOR + 1.055%)
1,200,000	3.262	(a)(b)	03/13/23	1,201,704
(3M USD LIBOR + 1.211%)
1,625,000	3.803	(a)(b)	03/11/25	1,664,780
Huntington Bancshares, Inc.(a)
1,625,000	4.000		05/15/25	1,703,292

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
JPMorgan Chase & Co.(a)(b)
(3M USD LIBOR + 0.945%)
$1,400,000	3.509%		01/23/29	$1,456,266
(3M USD LIBOR + 1.000%)
7,500,000	4.023		12/05/24	7,936,950
(3M USD LIBOR + 1.245%)
2,275,000	3.960		01/29/27	2,453,360
(3M USD LIBOR + 1.337%)
2,150,000	3.782		02/01/28	2,290,545
(3M USD LIBOR + 1.360%)
800,000	3.882		07/24/38	893,888
(3M USD LIBOR + 3.800%)
2,250,000	5.300		12/29/49	2,098,327
(SOFR + 3.125%)
2,350,000	4.600		12/31/99	2,069,081
(SOFR + 3.790%)
275,000	4.493		03/24/31	317,045
Lloyds Bank PLC(b) (3M USD LIBOR + 0.490%)
1,550,000	2.232		05/07/21	1,525,851
Mitsubishi UFJ Financial Group, Inc.
1,700,000	3.751		07/18/39	1,721,131
Morgan Stanley, Inc.
2,200,000	4.875		11/01/22	2,301,574
3,300,000	3.700		10/23/24	3,480,609
700,000	4.000		07/23/25	749,483
4,000,000	3.950		04/23/27	4,151,800
(3M USD LIBOR + 0.847%)
550,000	3.737	(a)(b)	04/24/24	570,636
(3M USD LIBOR + 1.628%)
1,150,000	4.431	(a)(b)	01/23/30	1,274,373
(SOFR + 1.152%)
1,050,000	2.720	(a)(b)	07/22/25	1,055,702
(SOFR + 3.120%)
1,325,000	3.622	(a)(b)	04/01/31	1,386,400
(SOFR + 4.840%)
2,175,000	5.597	(a)(b)	03/24/51	3,001,087
Royal Bank of Canada(b) (3M USD LIBOR + 0.390%)
1,525,000	2.160		04/30/21	1,501,286
Royal Bank of Scotland Group PLC
1,336,000	3.875		09/12/23	1,348,625
(3M USD LIBOR + 1.480%)
1,883,000	3.498	(a)(b)	05/15/23	1,889,685
(3M USD LIBOR + 1.550%)
2,100,000	4.519	(a)(b)	06/25/24	2,133,705
(3M USD LIBOR + 1.762%)
400,000	4.269	(a)(b)	03/22/25	415,416
(5 Year CMT + 2.100%)
500,000	3.754	(a)(b)	11/01/29	460,000
Santander UK PLC
2,325,000	2.875		06/18/24	2,324,605
Standard Chartered PLC(a)(b)(c)(3M USD LIBOR + 1.150%)
3,008,000	4.247		01/20/23	3,021,295
State Street Corp.(a)(b)(c)(SOFR + 2.650%)
100,000	3.152		03/30/31	102,202
Truist Bank(a)
1,250,000	2.250		03/11/30	1,145,538

Corporate Obligations – (continued)
Banks – (continued)
UBS Group AG(c)
2,550,000	4.125		09/24/25	2,697,619
Wells Fargo & Co.
2,700,000	3.000		10/23/26	2,761,938
1,525,000	4.300		07/22/27	1,615,920
(3M USD LIBOR + 4.240%)
325,000	5.013	(a)(b)	04/04/51	412,279
Westpac Banking Corp.(a)(b)(5 Year CMT + 2.000%)
1,350,000	4.110		07/24/34	1,298,174

				133,253,436

Beverages(a) – 1.8%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
850,000	4.700		02/01/36	887,196
6,675,000	4.900		02/01/46	7,353,046
Anheuser-Busch InBev Worldwide, Inc.
2,000,000	4.750		01/23/29	2,205,340
3,275,000	4.600		04/15/48	3,465,114
475,000	5.550		01/23/49	558,306
Bacardi Ltd.(c)
1,500,000	5.300		05/15/48	1,634,700
Constellation Brands, Inc.
1,375,000	4.400		11/15/25	1,383,305
625,000	3.700		12/06/26	620,450
1,075,000	3.600		02/15/28	1,052,941
1,425,000	3.150		08/01/29	1,324,865
(3M USD LIBOR + 0.700%)
2,100,000	2.392	(b)	11/15/21	2,008,923
Keurig Dr Pepper, Inc.
1,400,000	4.057		05/25/23	1,457,050
225,000	5.085		05/25/48	280,438
PepsiCo., Inc.
1,500,000	3.625		03/19/50	1,766,235

				25,997,909

Building Materials(a)(c) – 0.6%
Carrier Global Corp.
3,375,000	2.493		02/15/27	3,186,270
4,900,000	2.722		02/15/30	4,498,984

				7,685,254

Chemicals – 0.8%
CNAC HK Finbridge Co. Ltd.
870,000	3.125		06/19/22	859,947
300,000	4.625		03/14/23	308,625
DuPont de Nemours, Inc.(a)
925,000	4.205		11/15/23	973,646
975,000	4.493		11/15/25	1,044,625
75,000	5.419		11/15/48	86,887
Ecolab, Inc.
133,000	5.500		12/08/41	157,367
231,000	3.950	(a)	12/01/47	237,510
Huntsman International LLC(a)
850,000	4.500		05/01/29	726,934
Sasol Financing International Ltd.
400,000	4.500		11/14/22	168,000

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Chemicals – (continued)
Sasol Financing USA LLC(a)
$200,000	5.875%		03/27/24	$81,960
Syngenta Finance NV(c)
2,115,000	3.698		04/24/20	2,118,024
2,590,000	3.933		04/23/21	2,439,521
The Sherwin-Williams Co.(a)
20,000	2.750		06/01/22	20,040
325,000	3.125		06/01/24	323,612
1,900,000	3.450		06/01/27	1,948,222

				11,494,920

Commercial Services(a) – 0.6%
Global Payments, Inc.
875,000	2.650		02/15/25	886,165
550,000	3.200		08/15/29	528,330
IHS Markit Ltd.
2,800,000	4.000	(c)	03/01/26	2,779,532
1,775,000	4.250		05/01/29	1,855,017
PayPal Holdings, Inc.
3,000,000	2.650		10/01/26	2,940,570

				8,989,614

Computers(a) – 1.1%
Apple, Inc.
1,925,000	2.750		01/13/25	2,028,373
4,050,000	2.450		08/04/26	4,233,505
Dell International LLC/EMC Corp.(c)
1,625,000	5.450		06/15/23	1,666,730
2,200,000	6.020		06/15/26	2,277,902
1,000,000	8.100		07/15/36	1,152,160
Hewlett Packard Enterprise Co.
2,400,000	2.250		04/01/23	2,335,200
1,782,000	4.900		10/15/25	1,842,285
410,000	6.350		10/15/45	476,551

				16,012,706

Cosmetics/Personal Care(a) – 0.1%
The Procter & Gamble Co.
725,000	3.600		03/25/50	894,193

Diversified Financial Services – 1.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
2,075,000	4.625		07/01/22	1,781,325
1,450,000	3.300	(a)	01/23/23	1,228,542
900,000	4.875	(a)	01/16/24	773,001
Air Lease Corp.(a)
2,250,000	2.300		02/01/25	1,773,157
2,200,000	3.750		06/01/26	1,896,510
American Express Co.(a)
700,000	3.625		12/05/24	725,249
(3M USD LIBOR + 3.285%)
1,010,000	4.026	(b)	12/29/49	853,450
Avolon Holdings Funding Ltd.(a)(c)
975,000	3.950		07/01/24	768,290
2,125,000	2.875		02/15/25	1,680,237
GE Capital International Funding Co.
3,500,000	3.373		11/15/25	3,523,275
800,000	4.418		11/15/35	864,264

Corporate Obligations – (continued)
Diversified Financial Services – (continued)
Huarong Finance 2017 Co. Ltd.
200,000	4.750		04/27/27	205,938
200,000	4.250		11/07/27	199,875
Huarong Finance 2019 Co. Ltd.
500,000	3.750		05/29/24	495,625
390,000	3.875	(a)	11/13/29	380,128
Mastercard, Inc.(a)
850,000	3.300		03/26/27	924,477
625,000	3.350		03/26/30	693,531
400,000	3.850		03/26/50	488,428
Raymond James Financial, Inc.(a)
275,000	4.650		04/01/30	285,714
TD Ameritrade Holding Corp.(a)
1,950,000	2.950		04/01/22	1,950,702
Visa, Inc.(a)
650,000	2.050		04/15/30	649,058
325,000	2.700		04/15/40	322,608

				22,463,384

Electrical – 2.1%
AEP Transmission Co. LLC(a)
225,000	3.650		04/01/50	228,965
Alliant Energy Finance LLC(a)(c)
825,000	3.750		06/15/23	878,551
225,000	4.250		06/15/28	233,303
Ameren Corp.(a)
400,000	3.500		01/15/31	399,052
American Electric Power Co., Inc.(a)
850,000	2.300		03/01/30	792,761
Arizona Public Service Co.(a)
1,175,000	2.950		09/15/27	1,200,674
Berkshire Hathaway Energy Co.(a)
400,000	3.250		04/15/28	413,068
1,275,000	3.700	(c)	07/15/30	1,363,638
250,000	4.250	(c)	10/15/50	282,730
Dominion Energy, Inc.
1,650,000	3.071	(d)	08/15/24	1,637,592
725,000	3.375	(a)	04/01/30	717,714
Duke Energy Corp.(a)
2,100,000	3.150		08/15/27	2,104,893
Emera US Finance LP(a)
950,000	2.700		06/15/21	962,891
Enel Finance International NV(c)
1,375,000	2.875		05/25/22	1,333,062
Entergy Corp.(a)
1,025,000	2.950		09/01/26	1,018,706
Exelon Corp.(a)
1,125,000	3.497		06/01/22	1,092,229
1,000,000	4.050		04/15/30	1,022,240
125,000	4.700		04/15/50	130,705
FirstEnergy Corp.(a)
2,175,000	2.650		03/01/30	2,053,026
Florida Power & Light Co.(a)
832,000	4.125		02/01/42	945,393
NRG Energy, Inc.(a)(c)
1,625,000	3.750		06/15/24	1,606,085

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Electrical – (continued)
Ohio Power Co.(a)
$675,000	2.600%		04/01/30	$670,721
Sempra Energy(a)(b) (3M USD LIBOR + 0.500%)
1,900,000	2.331		01/15/21	1,799,737
Southern California Edison Co.(a)
1,075,000	4.200		03/01/29	1,146,004
The Southern Co.(a)
1,730,000	3.250		07/01/26	1,743,061
Vistra Operations Co. LLC(a)(c)
3,350,000	3.550		07/15/24	3,151,579

				28,928,380

Engineering & Construction(a) – 0.1%
Mexico City Airport Trust
400,000	4.250		10/31/26	354,500
440,000	3.875	(c)	04/30/28	367,840
200,000	5.500	(c)	10/31/46	162,000
420,000	5.500		07/31/47	346,710
340,000	5.500	(c)	07/31/47	280,670

				1,511,720

Environmental(a) – 0.3%
Republic Services, Inc.
1,650,000	2.500		08/15/24	1,668,711
Waste Management, Inc.
2,800,000	3.200		06/15/26	2,918,020

				4,586,731

Food & Drug Retailing(a) – 0.5%
Mars, Inc.(c)
525,000	2.700		04/01/25	533,169
925,000	3.200		04/01/30	968,632
Smithfield Foods, Inc.(c)
2,350,000	2.650		10/03/21	2,200,634
Sysco Corp.
225,000	6.600		04/01/40	241,952
875,000	6.600		04/01/50	950,031
The JM Smucker Co.
700,000	2.375		03/15/30	649,971
Tyson Foods, Inc.
1,250,000	3.900		09/28/23	1,300,988

				6,845,377

Gas(a) – 0.3%
NiSource, Inc.
1,275,000	3.650		06/15/23	1,303,114
2,500,000	3.490		05/15/27	2,534,275

				3,837,389

Hand/Machine Tools(a) – 0.1%
Stanley Black & Decker, Inc.
1,400,000	4.250		11/15/28	1,499,106

Healthcare Providers & Services(a) – 0.8%
Centene Corp.(c)
2,850,000	4.250		12/15/27	2,868,867
DH Europe Finance II S.a.r.l.
1,725,000	2.200		11/15/24	1,693,812

Corporate Obligations – (continued)
Healthcare Providers & Services(a) – (continued)
625,000	2.600		11/15/29	623,556
1,225,000	3.250		11/15/39	1,185,163
Stryker Corp.
575,000	2.625		03/15/21	575,799
475,000	3.375		11/01/25	502,251
Thermo Fisher Scientific, Inc.
450,000	3.000		04/15/23	460,525
775,000	4.497		03/25/30	873,239
400,000	4.100		08/15/47	425,100
Zimmer Biomet Holdings, Inc.
2,475,000	3.550		03/20/30	2,458,492

				11,666,804

Household Products(a) – 0.0%
Kimberly-Clark Corp.
350,000	3.100		03/26/30	375,442

Insurance – 1.0%
AIA Group Ltd.(a)(c)
875,000	3.900		04/06/28	924,018
American International Group, Inc.(a)
3,875,000	3.900		04/01/26	3,993,381
Arch Capital Finance LLC(a)
1,200,000	4.011		12/15/26	1,211,220
Arch Capital Group Ltd.
1,125,000	7.350		05/01/34	1,462,196
Berkshire Hathaway Finance Corp.(a)
2,075,000	1.850		03/12/30	2,012,439
Great-West Lifeco Finance 2018 LP(a)(c)
1,125,000	4.047		05/17/28	1,212,210
Marsh & McLennan Cos., Inc.(a)
1,325,000	4.375		03/15/29	1,476,222
Nippon Life Insurance Co.(a)(b)(c)(5 Year CMT + 2.612%)
865,000	3.400		01/23/50	831,637
The Progressive Corp.(a)
850,000	3.950		03/26/50	978,681

				14,102,004

Internet(a) – 0.4%
Amazon.com, Inc.
2,300,000	5.200		12/03/25	2,739,208
1,300,000	4.800		12/05/34	1,693,783
525,000	3.875		08/22/37	627,863
Expedia Group, Inc.
825,000	3.800		02/15/28	725,481
Prosus NV(c)
420,000	3.680		01/21/30	381,360

				6,167,695

Machinery-Diversified(a) – 0.4%
Deere & Co.
425,000	3.750		04/15/50	493,859
Otis Worldwide Corp.(c)
625,000	2.293		04/05/27	598,956
4,000,000	2.565		02/15/30	3,874,400

				4,967,215

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Media(a) – 1.8%
	Charter Communications Operating LLC/Charter Communications Operating Capital
	$8,750,000	4.908%		07/23/25	$9,405,025
	Comcast Corp.
	1,275,000	3.700		04/15/24	1,367,845
	725,000	3.100		04/01/25	767,797
	1,300,000	3.950		10/15/25	1,432,730
	1,173,000	3.300		02/01/27	1,232,377
	1,775,000	3.300		04/01/27	1,872,927
	1,550,000	3.150		02/15/28	1,623,687
	1,775,000	4.150		10/15/28	2,006,087
	1,325,000	4.250		10/15/30	1,539,027
	325,000	3.750		04/01/40	361,348
	200,000	4.950		10/15/58	272,006
	Fox Corp.
	700,000	4.030		01/25/24	727,267
	400,000	3.500		04/08/30	399,196
	600,000	5.476		01/25/39	695,983
	The Walt Disney Co.
	1,075,000	4.700		03/23/50	1,398,543
	Time Warner Cable LLC
	275,000	5.875		11/15/40	288,778

					25,390,623

Mining – 0.3%
	Glencore Funding LLC(c)
	1,300,000	4.125	(a)	03/12/24	1,215,305
	1,181,000	4.625		04/29/24	1,110,813
	Newmont Corp.(a)
	2,050,000	2.250		10/01/30	1,905,947

					4,232,065

Miscellaneous Manufacturing – 0.1%
	3M Co.(a)
	275,000	3.700		04/15/50	306,666
	General Electric Co.
	225,000	2.700		10/09/22	221,317
	625,000	3.100		01/09/23	621,456
	700,000	5.875		01/14/38	828,506

					1,977,945

Oil Field Services – 0.9%
	BP Capital Markets America, Inc.(a)
	1,775,000	3.224		04/14/24	1,810,713
	1,000,000	4.234		11/06/28	1,081,030
	Cenovus Energy, Inc.(a)
	1,025,000	4.250		04/15/27	504,402
	Devon Energy Corp.(a)
	514,000	5.850		12/15/25	418,555
	280,000	5.600		07/15/41	177,604
	Gazprom PJSC Via Gaz Capital SA(c)
	990,000	5.150		02/11/26	1,031,147
	Gazprom PJSC Via Gaz Finance PLC(c)
	1,210,000	3.250		02/25/30	1,125,299
	Marathon Petroleum Corp.(a)
	600,000	3.625		09/15/24	533,640
	375,000	3.800		04/01/28	315,487

Corporate Obligations – (continued)
Oil Field Services – (continued)
	Newfield Exploration Co.
	1,649,000	5.625		07/01/24	821,169
	Occidental Petroleum Corp.(a)
	5,000,000	2.900		08/15/24	2,748,750
	475,000	5.550		03/15/26	251,788
	Petroleos Mexicanos
EUR	1,250,000	5.125		03/15/23	1,183,032
	$340,000	6.490	(a)(c)	01/23/27	250,750
	330,000	6.500		03/13/27	242,602
	400,000	5.950	(a)(c)	01/28/31	275,040
	20,000	6.750		09/21/47	13,100
	63,000	6.350		02/12/48	39,375
	391,000	7.690	(a)(c)	01/23/50	267,835
	103,000	6.950	(a)(c)	01/28/60	68,238

					13,159,556

Pharmaceuticals – 3.4%
	AbbVie, Inc.
	2,325,000	3.375		11/14/21	2,376,382
	1,575,000	3.750	(a)	11/14/23	1,638,693
	3,250,000	4.050	(a)(c)	11/21/39	3,391,017
	125,000	4.875	(a)	11/14/48	145,000
	4,900,000	4.250	(a)(c)	11/21/49	5,259,758
	Bayer US Finance II LLC(a)(c)
	850,000	3.875		12/15/23	871,505
	1,475,000	4.250		12/15/25	1,519,486
	Becton Dickinson & Co.(a)
	1,600,000	2.894		06/06/22	1,588,672
	2,200,000	3.363		06/06/24	2,197,888
	1,000,000	3.700		06/06/27	1,015,600
	1,100,000	4.669		06/06/47	1,205,138
	(3M USD LIBOR + 0.875%)
	1,669,000	2.250	(b)	12/29/20	1,612,671
	Bristol-Myers Squibb Co(a)(c)
	1,200,000	4.125		06/15/39	1,442,208
	3,240,000	3.875		08/15/25	3,516,048
	700,000	3.900		02/20/28	776,867
	350,000	4.250		10/26/49	442,663
	Cigna Corp.(a)
	5,100,000	4.125		11/15/25	5,453,328
	1,650,000	2.400		03/15/30	1,562,022
	3,475,000	3.400		03/15/50	3,291,833
	CVS Health Corp.(a)
	4,050,000	3.875		07/20/25	4,249,827
	675,000	4.780		03/25/38	735,973
	725,000	4.250		04/01/50	750,948
	Elanco Animal Health, Inc.
	1,675,000	4.662		08/27/21	1,655,965
	650,000	5.022	(a)	08/28/23	659,214
	Pfizer, Inc.(a)
	675,000	2.625		04/01/30	706,712
	Zoetis, Inc.(a)
	100,000	4.450		08/20/48	118,790

					48,184,208

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Pipelines – 2.0%
Abu Dhabi Crude Oil Pipeline LLC(c)
$1,190,000	4.600%		11/02/47	$1,198,925
Columbia Pipeline Group, Inc.(a)
925,000	3.300		06/01/20	925,287
Energy Transfer Operating LP(a)
1,375,000	4.650		06/01/21	1,339,057
775,000	5.200		02/01/22	730,205
1,950,000	4.200		09/15/23	1,732,731
1,700,000	2.900		05/15/25	1,441,362
50,000	4.950		06/15/28	42,120
1,225,000	5.250		04/15/29	1,036,313
575,000	5.300		04/15/47	439,622
Enterprise Products Operating LLC(a)
215,000	3.350		03/15/23	211,012
85,000	3.750		02/15/25	85,490
(3M USD LIBOR + 2.778%)
2,460,000	4.358	(b)	06/01/67	1,437,181
EQM Midstream Partners LP(a)
3,625,000	4.750		07/15/23	2,619,642
775,000	5.500		07/15/28	431,458
Kinder Morgan Energy Partners LP(a)
4,500,000	3.450		02/15/23	4,436,370
MPLX LP(a)
275,000	4.500		04/15/38	195,330
645,000	5.500		02/15/49	554,752
Plains All American Pipeline LP/PAA Finance Corp.(a)
525,000	3.650		06/01/22	481,362
1,100,000	3.850		10/15/23	994,884
Sabine Pass Liquefaction LLC(a)
1,475,000	6.250		03/15/22	1,430,735
1,650,000	5.625		03/01/25	1,564,612
1,025,000	5.000		03/15/27	887,004
The Williams Cos., Inc.(a)
785,000	3.600		03/15/22	769,064
850,000	3.900		01/15/25	762,552
800,000	4.000		09/15/25	706,488
Western Midstream Operating LP(a)
1,575,000	3.100		02/01/25	822,733
900,000	3.950		06/01/25	456,480
975,000	4.050		02/01/30	427,957
225,000	5.450		04/01/44	84,020
225,000	5.300		03/01/48	89,003

				28,333,751

Real Estate Investment Trust(a) – 2.1%
Alexandria Real Estate Equities, Inc.
750,000	3.800		04/15/26	752,520
800,000	3.375		08/15/31	742,680
American Campus Communities Operating Partnership LP
2,575,000	3.750		04/15/23	2,613,882
American Homes 4 Rent LP
723,000	4.900		02/15/29	690,400
American Tower Corp.
2,100,000	3.375		05/15/24	2,097,543
1,750,000	2.400		03/15/25	1,724,590

Corporate Obligations – (continued)
Real Estate Investment Trust(a) – (continued)
Crown Castle International Corp.
2,150,000	3.150		07/15/23	2,148,043
225,000	3.300		07/01/30	223,153
125,000	4.150		07/01/50	123,625
CubeSmart LP
1,500,000	4.000		11/15/25	1,488,210
Digital Realty Trust LP
1,525,000	2.750		02/01/23	1,516,369
Essex Portfolio LP
875,000	3.000		01/15/30	818,685
Healthcare Trust of America Holdings LP
2,275,000	3.700		04/15/23	2,205,658
Kilroy Realty LP
1,500,000	3.800		01/15/23	1,519,050
1,025,000	4.750		12/15/28	1,076,660
National Retail Properties, Inc.
1,150,000	4.000		11/15/25	1,192,412
Regency Centers LP
1,950,000	2.950		09/15/29	1,830,621
Spirit Realty LP
1,900,000	4.000		07/15/29	1,793,448
1,200,000	3.400		01/15/30	1,037,388
Ventas Realty LP
975,000	3.500		02/01/25	959,039
VEREIT Operating Partnership LP
1,675,000	4.625		11/01/25	1,638,150
400,000	3.950		08/15/27	377,208
WP Carey, Inc.
1,000,000	3.850		07/15/29	975,040

				29,544,374

Retailing(a) – 0.7%
Dollar Tree, Inc.
975,000	4.000		05/15/25	1,001,900
1,999,000	4.200		05/15/28	2,033,643
Lowe’s Cos., Inc.
1,050,000	5.000		04/15/40	1,195,634
1,550,000	5.125		04/15/50	1,854,265
McDonald’s Corp.
200,000	4.450		09/01/48	221,510
425,000	4.200		04/01/50	472,966
Starbucks Corp.
1,850,000	3.800		08/15/25	1,965,680
The Home Depot, Inc.
625,000	3.900		12/06/28	695,225
Walmart, Inc.
800,000	4.050		06/29/48	1,012,992

				10,453,815

Savings & Loans(a)(b)(c) – 0.1%
Nationwide Building Society (3M USD LIBOR + 1.855%)
975,000	3.960		07/18/30	993,691

Semiconductors – 1.1%
Broadcom Corp./Broadcom Cayman Finance Ltd.(a)
1,725,000	3.000		01/15/22	1,708,302
2,800,000	3.625		01/15/24	2,768,724

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Semiconductors – (continued)
	$975,000	3.125%		01/15/25	$922,019
	161,000	3.500		01/15/28	148,455
	Broadcom, Inc.(c)
	2,675,000	3.125		10/15/22	2,647,688
	2,350,000	3.625	(a)	10/15/24	2,304,410
	1,300,000	4.250	(a)	04/15/26	1,304,992
	Microchip Technology, Inc.
	1,025,000	3.922		06/01/21	992,707
	NXP B.V./NXP Funding LLC(c)
	1,975,000	4.125		06/01/21	1,992,795
	NXP B.V./NXP Funding LLC(c)
	225,000	4.625		06/01/23	232,198

					15,022,290

Software(a) – 1.0%
	Adobe, Inc.
	1,400,000	2.150		02/01/27	1,423,450
	1,850,000	2.300		02/01/30	1,838,049
	Fiserv, Inc.
	700,000	3.800		10/01/23	727,972
	2,775,000	2.750		07/01/24	2,780,883
	1,825,000	3.200		07/01/26	1,871,355
	1,075,000	4.200		10/01/28	1,163,666
	Oracle Corp.
	1,325,000	3.600		04/01/40	1,324,231
	1,250,000	3.600		04/01/50	1,248,888
	1,425,000	3.850		04/01/60	1,433,735

					13,812,229

Telecommunication Services – 3.0%
	AT&T, Inc.(a)
	1,600,000	3.950		01/15/25	1,686,240
	6,125,000	3.400		05/15/25	6,358,424
	1,449,000	3.600		07/15/25	1,509,655
	2,975,000	3.875		01/15/26	3,076,209
	100,000	4.125		02/17/26	105,928
	1,975,000	4.250		03/01/27	2,109,932
	1,165,000	4.900		08/15/37	1,307,922
	1,100,000	4.850		03/01/39	1,243,682
	Telefonica Emisiones SA
	1,375,000	4.570		04/27/23	1,459,067
	1,200,000	4.665		03/06/38	1,249,752
	Verizon Communications, Inc.
	5,066,000	4.329		09/21/28	5,794,389
	625,000	3.875	(a)	02/08/29	699,863
	2,251,000	4.016	(a)	12/03/29	2,536,945
	1,075,000	3.150	(a)	03/22/30	1,160,344
	500,000	5.250		03/16/37	638,785
	2,175,000	4.812		03/15/39	2,680,231
	25,000	4.125		08/15/46	29,020
	2,750,000	4.862		08/21/46	3,587,870
	1,343,000	5.012		04/15/49	1,811,976
	600,000	4.000	(a)	03/22/50	707,862
	Vodafone Group PLC
	2,275,000	3.750		01/16/24	2,368,798

					42,122,894

Corporate Obligations – (continued)
Transportation(a) – 0.3%
	Burlington Northern Santa Fe LLC
	800,000	4.050		06/15/48	932,448
	Canadian Pacific Railway Co.
	575,000	2.050		03/05/30	535,716
	CSX Corp.
	125,000	3.800		04/15/50	130,476
	United Parcel Service, Inc.
	1,950,000	5.300		04/01/50	2,546,447

					4,145,087

Trucking & Leasing(c) – 0.2%
	Penske Truck Leasing Co. LP/PTL Finance Corp.
	1,225,000	3.375	(a)	02/01/22	1,237,115
	1,425,000	4.250		01/17/23	1,459,072

					2,696,187

	TOTAL CORPORATE OBLIGATIONS
	(Cost $580,230,350)				$575,814,163

Mortgage-Backed Obligations – 44.2%
Collateralized Mortgage Obligations – 1.3%
Inverse Floaters(b) – 0.0%
	GNMA REMIC Series 2002-13, Class SB(-1x1M USD LIBOR + 37.567%)
	$24,918	34.278%		02/16/32	$35,724

Sequential Fixed Rate – 0.3%
	FHLMC REMIC Series 2755, Class ZA
	408,628	5.000		02/15/34	464,812
	FHLMC REMIC Series 4246, Class PT
	194,204	6.500		02/15/36	231,139
	FHLMC REMIC Series 4273, Class PD
	948,607	6.500		11/15/43	1,150,137
	FNMA REMIC Series 2011-52, Class GB
	868,998	5.000		06/25/41	995,993
	FNMA REMIC Series 2011-99, Class DB
	855,113	5.000		10/25/41	977,653
	FNMA REMIC Series 2012-111, Class B
	128,686	7.000		10/25/42	158,798
	FNMA REMIC Series 2012-153, Class B
	483,166	7.000		07/25/42	609,815

					4,588,347

Sequential Floating Rate(b) – 1.0%
	Brunel Residential Mortgage Securitisation No. 1 PLC Series 2007-1X, Class A4B (3M GBP LIBOR + 0.220%)
GBP	642,430	0.972		01/13/39	751,286
	Harben Finance PLC Series 2017-1X, Class A (3M GBP LIBOR + 0.800%)
	1,737,817	1.551		08/20/56	2,118,890
	HarborView Mortgage Loan Trust Series 2005-16, Class 2A1A (1M USD LIBOR + 0.480%)
	$190,975	1.230		01/19/36	164,047
	Impac CMB Trust Series 2004-08, Class 1A (1M USD LIBOR + 0.720%)
	174,764	1.667		10/25/34	151,080

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount		Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(b) – (continued)
	London Wall Mortgage Capital PLC Series 2017-FL1, Class A (3M GBP LIBOR + 0.850%)
GBP	1,526,629	1.609%	11/15/49	$1,861,171
	Ripon Mortgages PLC Series 1X, Class A2 (3M GBP LIBOR + 0.800%)
	125	1.551	08/20/56	152
	Sequoia Mortgage Trust Series 2003-4, Class 1A2(6M USD LIBOR + 0.660%)
	$398,644	2.375	07/20/33	341,223
	Stratton Mortgage Funding PLC Series 2019-1, Class A (3M SONIA IR + 1.200%)
GBP	3,892,310	1.911	05/25/51	4,705,105
	Tower Bridge Funding No. 2 PLC, Class A (3M GBP LIBOR + 0.900%)
	1,936,056	1.437	03/20/56	2,354,634
	Tower Bridge Funding No. 1 PLC, Class A (3M GBP LIBOR + 1.000%)
	761,138	1.537	03/20/56	915,198
	Washington Mutual Mortgage Pass-Through Certificates Trust Series 2002-AR19, Class A7(1 Year CMT + 2.592%)
	$17,447	3.773	02/25/33	15,466

				13,378,252

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$18,002,323

Commercial Mortgage-Backed Securities – 0.2%
Sequential Fixed Rate – 0.1%
	Bank Series 2019-BN21, Class A5
	$950,000	2.851%	10/17/52	$976,900

Sequential Floating Rate(b)(c) – 0.1%
	Bancorp Commercial Mortgage Trust Series 2018-CRE4, Class A (1M USD LIBOR + 0.900%)
	1,685,493	1.605	09/15/35	1,463,451
	Exantas Capital Corp. Ltd. Series 2018-RSO6, Class A (1M USD LIBOR + 0.830%)
	250,631	1.630	06/15/35	228,833

				1,692,284

	TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES			$2,669,184

Federal Agencies – 42.7%
Adjustable Rate FNMA(b) – 0.2%
	(1 Year CMT + 2.223%)
	$3,375	4.571%	06/01/33	$3,493
	(12M USD LIBOR + 1.233%)
	155,216	3.682	06/01/35	158,677
	(12M USD LIBOR + 1.558%)
	838,728	4.002	09/01/34	859,261
	(12M USD LIBOR + 1.672%)
	398,202	4.482	07/01/34	408,982
	(12M USD LIBOR + 1.734%)
	889,205	4.401	05/01/35	920,836

				2,351,249

Mortgage-Backed Obligations – (continued)
FHLMC – 1.0%
	23,126	5.000	05/01/23	23,984
	73,387	4.500	10/01/23	75,976
	22,435	5.500	10/01/25	24,601
	9,751	7.500	12/01/30	11,395
	4,907	7.500	01/01/31	5,731
	9,090	5.000	10/01/33	10,155
	2,002	5.000	04/01/35	2,239
	14,900	5.000	07/01/35	16,555
	80,297	5.000	12/01/35	89,499
	175,066	5.000	01/01/38	193,007
	414,667	5.000	01/01/39	456,679
	138,167	5.000	06/01/39	152,174
	18,445	4.000	06/01/40	20,048
	10,422	5.000	08/01/40	11,539
	3,204	4.500	11/01/40	3,527
	163,092	4.000	02/01/41	177,373
	2,283	5.000	04/01/41	2,518
	10,249	5.000	06/01/41	11,306
	12,099	4.000	11/01/41	13,148
	4,048,618	4.000	03/01/48	4,329,107
	4,876,946	4.000	04/01/48	5,204,700
	3,263,917	4.500	08/01/48	3,561,109

				14,396,370

FNMA – 0.0%
	15,681	8.000	02/01/31	17,993
	15,167	7.000	03/01/31	16,507

				34,500

GNMA – 20.2%
	7,783	6.000	11/15/38	8,970
	51,318	5.000	07/15/40	54,633
	82,470	5.000	01/15/41	91,446
	6,803	4.000	02/20/41	7,387
	10,370	4.000	11/20/41	11,262
	1,713	4.000	01/20/42	1,859
	5,506	4.000	04/20/42	5,974
	3,198	4.000	10/20/42	3,470
	55,717	4.000	08/20/43	60,419
	5,674	4.000	03/20/44	6,146
	6,860	4.000	05/20/44	7,431
	472,834	4.000	11/20/44	511,263
	30,811	4.000	05/20/45	33,316
	4,522,886	4.000	07/20/45	4,886,234
	76,170	4.000	10/20/45	82,170
	546,421	4.500	02/20/48	585,450
	1,616,735	4.500	04/20/48	1,728,046
	4,493,678	4.500	05/20/48	4,801,659
	7,046,914	4.500	08/20/48	7,522,176
	7,621,024	5.000	08/20/48	8,149,166
	29,056,039	4.500	09/20/48	31,006,573
	1,648,292	5.000	09/20/48	1,762,004
	4,067,541	5.000	10/20/48	4,346,564
	17,408,477	5.000	11/20/48	18,584,973
	3,844,080	5.000	12/20/48	4,093,959
	3,996,953	4.500	01/20/49	4,252,154

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
GNMA – (continued)
$17,150,926	5.000%	01/20/49		$18,248,382
11,488,040	4.000	02/20/49		12,240,411
10,440,162	4.000	03/20/49		11,118,196
3,045,682	4.500	03/20/49		3,235,862
6,965,529	5.000	03/20/49		7,399,813
9,082,972	4.000	05/20/49		9,665,058
3,462,173	4.500	05/20/49		3,673,221
4,636,025	5.000	05/20/49		4,919,999
1,000,099	5.000	07/20/49		1,056,671
62,000,000	2.500	TBA-30yr	(e)	64,818,421
28,000,000	3.000	TBA-30yr	(e)	29,614,670
24,000,000	4.500	TBA-30yr	(e)	25,447,114
1,000,000	5.000	TBA-30yr	(e)	1,059,831

				285,102,353

UMBS – 9.8%
9,336	5.000	04/01/23		9,673
14,003	5.000	05/01/23		14,378
41,042	5.000	07/01/23		42,671
22,955	5.500	09/01/23		23,831
7,880	5.500	10/01/23		8,186
65,613	5.000	02/01/24		67,312
27,562	5.000	04/01/24		29,719
18,741	5.000	07/01/24		20,207
20,287	5.000	12/01/24		21,874
26,477	7.000	08/01/27		29,453
978	6.500	09/01/27		1,078
97,789	7.000	03/01/28		109,919
23,749	5.000	04/01/28		25,832
1,533	6.500	05/01/28		1,707
33,245	5.000	02/01/32		36,160
20,927	4.500	04/01/39		22,980
8,313	4.500	05/01/39		9,129
6,800	4.500	07/01/39		7,468
33,312	4.500	08/01/39		36,581
311,658	4.500	12/01/39		342,240
680,598	4.500	05/01/41		749,915
98,074	4.500	08/01/41		107,452
26,897	3.000	11/01/42		28,594
544,126	3.000	12/01/42		577,564
771,461	3.000	01/01/43		820,121
106,751	3.000	02/01/43		113,485
796,397	3.000	03/01/43		846,631
1,366,392	3.000	04/01/43		1,452,577
974,327	3.000	05/01/43		1,035,782
96,743	3.000	06/01/43		102,846
822,923	3.000	07/01/43		874,828
859,471	5.000	05/01/44		946,519
2,974,421	4.500	04/01/45		3,281,169
332,469	4.500	05/01/45		366,756
1,260,638	4.500	06/01/45		1,371,478
187,635	4.000	03/01/46		201,408
126,910	4.000	06/01/46		136,063
31,965	4.000	08/01/46		34,270
206,057	4.000	10/01/46		220,917
416,452	4.000	06/01/47		451,593

Mortgage-Backed Obligations – (continued)
UMBS – (continued)
4,943,898	4.500	07/01/47		5,348,696
1,126,507	4.500	11/01/47		1,218,039
488,070	4.000	12/01/47		530,932
2,005,190	4.000	01/01/48		2,181,285
5,220,487	4.000	02/01/48		5,663,338
4,076,667	4.000	03/01/48		4,420,477
4,178,470	4.000	06/01/48		4,526,406
4,153,200	4.000	07/01/48		4,502,645
6,092,229	4.000	08/01/48		6,594,881
1,623,324	4.500	09/01/48		1,769,429
9,446,279	5.000	11/01/48		10,329,136
37,550,782	5.000	10/01/49		40,507,378
35,015,777	3.000	12/01/49		36,731,870

				138,904,878

UMBS, 30 Year, Single Family(e) – 11.5%
87,000,000	2.500	TBA-30yr		90,183,547
20,000,000	3.000	TBA-30yr		20,973,124
48,000,000	3.500	TBA-30yr		50,768,866

				161,925,537

TOTAL FEDERAL AGENCIES				$602,714,887

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $611,743,121)				$623,386,394

Agency Debentures – 3.7%
FHLB
$6,800,000	2.125%	06/09/23		$7,149,180
3,500,000	3.375	09/08/23		3,834,180
750,000	3.375	12/08/23		825,622
2,400,000	5.000	09/28/29		3,248,976
FNMA
3,700,000	1.875	09/24/26		3,939,390
4,200,000	6.250	05/15/29		6,006,336
Israel Government AID Bond(f)
7,827,000	5.500	09/18/23		9,077,441
1,200,000	5.500	12/04/23		1,398,132
2,400,000	5.500	04/26/24		2,813,496
4,700,000	5.500	09/18/33		6,912,619
Mexico Government International Bond
450,000	4.500	04/22/29		459,844
240,000	3.250 (a)	04/16/30		226,440
Republic of Colombia(a)
350,000	4.500	03/15/29		357,328
470,000	5.200	05/15/49		493,941
State of Israel
200,000	4.500	12/31/99		200,000
Tennessee Valley Authority
5,400,000	3.875	02/15/21		5,548,500

TOTAL AGENCY DEBENTURES
(Cost $47,454,109)				$52,491,425

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities(b) – 7.2%
Collateralized Loan Obligations(c) – 5.2%
AGL CLO 3 Ltd. Series 2020-3A, Class A (3M USD LIBOR + 1.300%)
$4,100,000	2.190%	01/15/33	$3,695,711
Apidos CLO XXIII Series 2015-23A, Class AR (3M USD LIBOR + 1.220%)
4,000,000	2.821	04/15/33	3,710,428
Catamaran CLO Ltd. Series 2013-1A, Class AR (3M USD LIBOR + 0.850%)
4,990,860	2.644	01/27/28	4,690,769
Cutwater Ltd. Series 2014-1A, Class A1AR (3M USD LIBOR + 1.250%)
2,208,816	3.081	07/15/26	2,138,711
Elmwood CLO IV Ltd. Series 2020-1A, Class A (3M USD LIBOR + 1.240%)
14,600,000	2.422	04/15/33	13,577,985
Galaxy XVIII CLO Ltd. Series 2018-28A, Class A2 (3M USD LIBOR + 1.070%)
6,000,000	2.901	07/15/31	5,679,174
Halcyon Loan Advisors Funding Ltd. Series 2014-1A, Class A1R (3M USD LIBOR + 1.130%)
295,665	2.949	04/18/26	294,782
KREF Ltd. Series 2018-FL1, Class A (1M USD LIBOR + 1.100%)
4,200,000	1.900	06/15/36	3,907,443
Madison Park Funding XXX Ltd. Series 2018-30A, Class A (3M USD LIBOR + 0.750%)
6,900,000	2.581	04/15/29	6,585,388
Mill City Mortgage Loan Trust Series 2017-2, Class A3
902,380	2.893	07/25/59	906,394
Mountain View CLO LLC Series 2016-1A, Class AR (3M USD LIBOR + 1.360%)
3,500,000	2.079	04/14/33	3,275,153
OHA Credit Funding 3 Ltd. Series 2019-3A, Class A1 (3M USD LIBOR + 1.320%)
2,150,000	3.139	07/20/32	2,031,643
OHA Credit Funding 5 Ltd. Series 2020-5A, Class A2A (3M USD LIBOR + 1.450%)
2,000,000	2.756	04/18/33	1,806,012
Orec Ltd. Series 2018-CRE1, Class A (1M USD LIBOR + 1.180%)
2,450,000	1.885	06/15/36	2,241,544
Palmer Square CLO Ltd. Series 2019-1A, Class A1 (3M USD LIBOR + 1.340%)
6,000,000	3.275	11/14/32	5,593,488
Recette CLO Ltd. Series 2015-1A, Class AR (3M USD LIBOR + 0.920%)
5,182,192	2.739	10/20/27	5,016,880
Venture CDO Ltd. Series 2020-39A, Class A1(g) (3M USD LIBOR + 1.280%)
6,900,000	0.000	04/15/33	6,485,717
WhiteHorse VIII Ltd. Series 2014-1A, Class AR (3M USD LIBOR + 0.900%)
1,777,806	2.663	05/01/26	1,751,104

			73,388,326

Asset-Backed Securities(b) – (continued)
Other(c) – 1.0%
Arbor Realty Commercial Real Estate Notes Ltd. Series 2018-FL1, Class A (1M USD LIBOR + 1.150%)
5,700,000	1.855	06/15/28	5,219,460
BSPRT Issuer Ltd. Series 2018 FL4, Class A (1M USD LIBOR + 1.050%)
3,100,000	1.755	09/15/35	2,843,600
Dryden Senior Loan Fund Series 2019-76A, Class A1 (3M USD LIBOR + 1.330%)
6,000,000	3.264	10/20/32	5,675,334
Ready Capital Mortgage Financing LLC Series 2018-FL2, Class A (1M USD LIBOR + 0.850%)
208,778	1.797	06/25/35	207,860

			13,946,254

Student Loan – 1.0%
Access Group, Inc. Series 2015-1, Class A(c) (1M USD LIBOR + 0.700%)
1,219,625	1.647	07/25/56	1,101,159
AccessLex Institute Series 2004-1, Class A2 (3M USD LIBOR + 0.210%)
1,597,272	2.157	09/26/33	1,426,149
Educational Funding of the South, Inc. Series 2011-1, Class A2 (3M USD LIBOR + 0.650%)
1,624,825	2.444	04/25/35	1,527,459
Higher Education Funding I Series 2014-1, Class A(c) (3M USD LIBOR + 1.050%)
3,785,721	2.729	05/25/34	3,595,070
Navient Student Loan Trust Series 2016-7A, Class A(c) (1M USD LIBOR + 1.150%)
1,856,538	2.097	03/25/66	1,783,437
Nelnet Student Loan Trust Series 2006-1, Class A5 (3M USD LIBOR + 0.110%)
461,987	1.793	08/23/27	440,444
Nelnet Student Loan Trust Series 2013-5A, Class A(c) (1M USD LIBOR + 0.630%)
420,678	1.577	01/25/37	394,729
PHEAA Student Loan Trust Series 2016-1A, Class A(c) (1M USD LIBOR + 1.150%)
2,865,957	2.097	09/25/65	2,690,372
Scholar Funding Trust Series 2010-A, Class A(c) (3M USD LIBOR + 0.750%)
1,039,847	2.545	10/28/41	959,704
SLC Student Loan Trust Series 2006-2, Class A5 (3M USD LIBOR + 0.100%)
775,453	0.841	09/15/26	760,019
SLM Student Loan Trust Series 2005-3, Class A5 (3M USD LIBOR + 0.090%)
111,601	1.884	10/25/24	111,601

			14,790,143

TOTAL ASSET-BACKED SECURITIES
(Cost $108,799,056)			$102,124,723

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Foreign Debt Obligations – 2.4%
Sovereign – 2.4%
	Abu Dhabi Government International Bond
	$460,000	2.500	%(c)	10/11/22	$462,300
	420,000	3.125	(c)	10/11/27	428,400
	240,000	4.125	(c)	10/11/47	260,175
	450,000	4.125		10/11/47	487,828
	Japanese Government CPI Linked Bond
JPY	2,071,500,480	0.100		03/10/29	19,209,615
	Kuwait International Government Bond
	$4,120,000	3.500		03/20/27	4,273,212
	Perusahaan Penerbit SBSN Indonesia III
	2,030,000	4.550		03/29/26	2,076,944
	Republic of Indonesia
	790,000	3.700	(c)	01/08/22	794,937
	200,000	5.875		01/15/24	217,688
EUR	280,000	2.150	(c)	07/18/24	301,285
	$420,000	4.125	(c)	01/15/25	431,419
	380,000	4.125		01/15/25	390,331
	1,380,000	4.350	(c)	01/08/27	1,427,437
	Republic of Qatar(c)
	210,000	3.875		04/23/23	217,350
	230,000	4.500		04/23/28	254,150
	Republic of Romania(c)
EUR	360,000	3.375		01/28/50	353,996
	100,000	2.000		01/28/32	99,675
	Republic of South Africa
	$510,000	4.850		09/30/29	415,650
	380,000	5.750		09/30/49	275,261
	United Mexican States
EUR	760,000	1.625		04/08/26	793,674
	$640,000	4.500	(a)	01/31/50	636,480

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $34,228,917)				$33,807,807

Municipal Debt Obligations – 1.5%
California(a) – 0.4%
	California State GO Bonds Build America Taxable Series 2009
	$950,000	7.500%		04/01/34	$1,498,217
	1,650,000	7.550		04/01/39	2,677,455
	California State GO Bonds Build America Taxable Series 2010
	1,645,000	7.950		03/01/36	1,651,514

					5,827,186

Illinois – 0.7%
	Chicago Illinois GO Bonds Prerefunded Taxable Series B(a)
	5,475,000	7.750		01/01/42	7,066,911
	Illinois State GO Bonds Build America Series 2010(a)
	160,000	6.630		02/01/35	172,221
	1,595,000	7.350		07/01/35	1,789,622
	Illinois State GO Bonds Taxable-Pension Series 2003
	1,170,000	5.100		06/01/33	1,161,377

					10,190,131

Municipal Debt Obligations – (continued)
New Hampshire(a)(b) – 0.2%
	New Hampshire Higher Education Loan Corp. Series 2011-1, Class A3 (3M USD LIBOR + 0.000%)
	3,024,396	2.644%		10/25/37	2,854,537

Ohio(a) – 0.2%
	American Municipal Power-Ohio, Inc. RB Build America Taxable Series 2010
	1,700,000	6.270		02/15/50	2,269,313

	TOTAL MUNICIPAL DEBT OBLIGATIONS
	(Cost $18,748,869)				$21,141,167

U.S. Treasury Obligations – 7.1%
	United States Treasury Bonds
	$210,000	3.375	%(h)	05/15/44	$298,495
	27,960,000	2.875	(h)	11/15/46	37,488,244
	1,820,000	3.375	(h)	11/15/48	2,695,306
	1,570,000	2.000		02/15/50	1,823,408
	United States Treasury Inflation Indexed Note(h)
	437,444	0.125		07/15/22	432,930
	United States Treasury Notes
	1,500,000	2.875		10/15/21	1,560,059
	7,470,000	1.750		09/30/22	7,738,453
	9,920,000	2.875		05/31/25	11,156,125
	34,700,000	1.625		09/30/26	37,118,156

	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost $88,077,643)				$100,311,176

Shares	Dividend Rate	Value

Investment Company(i) – 9.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
131,413,400	0.333%	$131,413,400
(Cost $131,413,400)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $1,620,695,465)		$1,640,490,255

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(b)(c) – 0.7%
Certificate of Deposit – 0.7%
Societe Generale SA (FEDL01 + 0.450%)
$10,000,000	0.550%	08/17/20	$9,962,123
(Cost $10,000,000)

TOTAL INVESTMENTS – 116.9%
(Cost $1,630,695,465)			$1,650,452,378

LIABILITIES IN EXCESS OF OTHER ASSETS – (16.9)%			(238,141,967)

NET ASSETS – 100.0%			$1,412,310,411

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2020

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2020.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(d)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2020.

(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $282,865,573 which represents approximately 20.0% of the Fund’s net assets as of March 31, 2020.

(f)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $20,201,688, which represents approximately 1.4% of the Fund’s net assets as of March 31, 2020.

(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(h)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(i)	Represents an affiliated issuer.

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
USD	—U.S. Dollar

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
BP	—British Pound Offered Rate
CDO	—Collateralized Debt Obligation
CDOR	—Canadian Dollar Offered Rate
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
CPI	—Consumer Price Index
EURO	—Euro Offered Rate
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
JYOR	—Japanese Yen Offered Rate
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
PLC	—Public Limited Company
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
SOFR	—Secured Overnight Funding Rate
STIBOR	—Stockholm Interbank Offered Rate

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2020, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Barclays Bank PLC	USD	267,184	GBP	206,446	06/17/20	$10,410
	USD	16,241,457	NZD	25,603,709	06/17/20	973,181
	USD	1,128,738	SEK	10,689,868	06/17/20	46,285
Citibank NA	CAD	6,543,000	JPY	493,064,122	06/17/20	51,961
	USD	9,643,382	EUR	8,556,000	06/17/20	178,865
Credit Suisse International (London)	USD	2,254,607	NZD	3,578,997	06/17/20	120,341
Deutsche Bank AG	GBP	4,006,020	USD	4,701,221	04/29/20	278,011
	USD	4,750,616	AUD	7,259,000	06/17/20	284,693
JPMorgan Securities, Inc.	CAD	6,325,519	USD	4,389,000	06/17/20	109,127
	USD	970,294	AUD	1,475,508	06/17/20	62,524
	USD	3,194,203	CAD	4,367,465	06/17/20	88,464
	USD	2,923,437	CHF	2,781,367	06/17/20	22,979
	USD	6,630,891	JPY	710,621,494	04/30/20	11,239
	USD	136,558	NZD	216,555	06/17/20	7,419

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	USD	426,993	EUR	375,044	06/17/20	$12,124
	USD	7,943,120	JPY	851,837,675	04/30/20	7,998
State Street Bank (London)	USD	21,014,373	GBP	16,210,354	04/29/20	865,921
UBS AG (London)	EUR	11,310,837	SEK	119,844,279	06/17/20	376,466
	NZD	7,785,000	USD	4,631,919	06/17/20	10,514
	USD	20,195,330	CAD	27,570,039	06/17/20	590,057

TOTAL						$4,108,579

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Barclays Bank PLC	AUD	13,277,723	USD	8,691,174	06/17/20	$(522,378)
	CHF	23,218	USD	24,999	06/17/20	(787)
	EUR	1,220,000	SEK	13,533,582	06/17/20	(20,863)
	GBP	3,446,085	USD	4,419,948	06/17/20	(133,759)
	NOK	46,269,641	USD	4,872,797	06/17/20	(420,967)
	NZD	3,991,225	NOK	24,860,133	06/17/20	(11,826)
Citibank NA	CHF	2,623,215	USD	2,807,770	06/17/20	(72,234)
	EUR	2,120,497	NOK	26,103,378	06/17/20	(165,874)
	NZD	4,088,238	AUD	4,016,780	06/17/20	(33,284)
	SEK	135,516,078	EUR	12,647,560	06/17/20	(268,205)
	SEK	10,689,868	USD	1,132,828	06/17/20	(50,374)
JPMorgan Securities, Inc.	CHF	215,492	USD	227,416	06/17/20	(2,697)
	EUR	625,904	USD	706,836	06/17/20	(14,471)
	GBP	201,244	USD	260,098	06/17/20	(9,794)
	JPY	142,919,866	USD	1,405,144	06/17/20	(71,548)
	NOK	55,545,491	EUR	5,287,932	06/17/20	(505,125)
	USD	5,285,289	JPY	568,885,901	04/30/20	(14,052)
	USD	1,640,194	NOK	19,028,950	06/17/20	(190,675)
MS & Co. Int. PLC	GBP	1,234,000	USD	1,542,663	04/29/20	(8,878)
	JPY	1,456,003,723	USD	13,922,125	06/17/20	(336,043)
	USD	116,248	NZD	195,673	06/17/20	(437)
UBS AG (London)	EUR	2,033,000	JPY	242,394,590	06/17/20	(12,929)
	EUR	15,943,229	USD	17,981,778	06/17/20	(345,621)
Westpac Banking Corp.	USD	2,740,152	EUR	2,525,325	05/14/20	(49,922)

TOTAL						$(3,262,743)

FORWARD SALES CONTRACTS — At March 31, 2020, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
GNMA	4.000%	TBA-30yr	02/18/20	$(10,000,000)	$(10,626,893)
UMBS, 30 Year, Single Family	5.000	TBA-30yr	03/09/20	(12,000,000)	(12,950,670)
UMBS, 30 Year, Single Family	4.500	TBA-30yr	05/14/20	(9,000,000)	(9,671,577)

TOTAL (Proceeds Receivable: $(33,194,063))					$(33,249,140)

(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At March 31, 2020, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
20 Year U.S. Treasury Bonds	22	06/19/20	$3,939,375	$202,771
Ultra Long U.S. Treasury Bonds	295	06/19/20	65,453,125	5,107,030
10 Year U.S. Treasury Notes	256	06/19/20	35,504,000	155,661
5 Year U.S. Treasury Notes	186	06/30/20	23,316,843	13,380
2 Year U.S. Treasury Notes	405	06/30/20	89,255,039	892,062
1 Month SOFR	100	07/31/20	41,644,998	364,647

Total				$6,735,551
Short position contracts:
30 day Federal Funds	(100)	07/31/20	(41,644,998)	(363,637)
10 Year U.K. Long Gilt	(8)	06/26/20	(1,353,293)	(4,248)
Japan 10 Year Government Bonds	(18)	06/15/20	(25,540,665)	464,943
Ultra 10 Year U.S. Treasury Notes	(97)	06/19/20	(15,135,031)	(522,288)

Total				$(425,230)

TOTAL FUTURES CONTRACTS				$6,310,321

SWAP CONTRACTS — At March 31, 2020, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
1M LIBOR+0.090%(a)	3M LIBOR	07/25/24		$23,200		$(23,676)	$376	$(24,052)
0.050(b)	6M JYOR(b)	03/10/29	JPY	2,088,000		(81,409)	(248,350)	166,941
6M JYOR(b)	0.050%(b)	03/10/29		2,088,000		(1,299)	(125,924)	124,625
0.500(c)	3M STIBOR(a)	03/18/30	SEK	49,220		(56,213)	(177,658)	121,445
2.000(c)	3M NIBOR(b)	03/18/30	NOK	20,670		(180,959)	(73,654)	(107,305)
6M EURO(b)	0.000(c)	03/18/25	EUR	1,690		(270)	(12,104)	11,834
0.500(c)	6M EURO(b)	03/18/30		5,620		(333,442)	(655,580)	322,138
6M EURO(b)	0.500(c)	03/18/30		7,150		(1,120)	—	(1,120)
0.750(c)	6M EURO(b)	03/18/40		350		(40,951)	(18,202)	(22,749)
1.500(b)	6M AUDOR(b)	03/18/25	AUD	1,240		(34,379)	(21,125)	(13,254)
2.000(c)	3M NIBOR(b)	03/18/25	NOK	157,670		(865,531)	(431,800)	(433,731)
1.000(b)	6M GBP(b)	03/18/25	GBP	520		(15,514)	(11,571)	(3,943)
1.750(b)	3M LIBOR(a)	06/18/30		$6,730	(d)	(270,271)	(279,156)	8,885
1.750(b)	3M LIBOR(a)	06/19/40		1,420	(d)	(95,625)	(38,298)	(57,327)
1.750(b)	3M LIBOR(a)	06/20/50		2,360	(d)	(155,496)	(86,714)	(68,782)
0.500(b)	6M GBP(b)	03/10/30	GBP	6,780	(d)	63,615	130,249	(66,634)
0.570(c)	6M GBP(c)	03/18/30		6,100		(201,303)	26,244	(227,547)
0.308(c)	6M GBP(c)	06/17/30		4,540	(d)	(575)	(13,028)	12,453
0.400(c)	6M GBP(c)	06/17/30		6,650	(d)	(75,752)	(24,495)	(51,257)
0.400(c)	6M GBP(c)	06/17/40		3,030	(d)	(38,834)	(12,293)	(26,541)
6M AUDOR(b)	1.750(b)	03/19/30	AUD	10,070	(d)	153,320	177,762	(24,442)
6M JYOR(b)	0.500(b)	06/20/40	JPY	204,560	(d)	41,488	38,644	2,844
6M CDOR(a)	2.000(b)	03/18/30	CAD	1,830		109,770	(23,251)	133,021
6M CDOR(b)	1.750(b)	03/18/25		6,480		179,745	(2,354)	182,099

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
6M AUDOR(b)	1.750% (b)	03/18/30	AUD	13,070		$661,159	$273,020	$388,139
3M NZDOR(a)	1.500(b)	03/18/25	NZD	10,980		282,583	(3,071)	285,654
6M EURO(b)	0.280(c)	07/06/31	EUR	960	(d)	21,896	3,511	18,385
6M JYOR(b)	0.500(b)	06/20/50	JPY	333,880	(d)	55,071	53,099	1,972
6M JYOR(b)	(0.100)(b)	06/22/27		2,675,190	(d)	(130,088)	188,990	(319,078)
6M EURO(b)	(0.250)(c)	06/17/30	EUR	8,380	(d)	(228,210)	(342,441)	114,231
6M AUDOR(b)	1.000(b)	03/11/30	AUD	12,200	(d)	(79,988)	(192,413)	112,425
6M GBP(c)	0.400(c)	03/18/25	GBP	15,710		157,784	25,054	132,730
6M GBP(c)	0.270(c)	06/17/25		16,530	(d)	21,952	5,890	16,062

TOTAL						$(1,162,522)	$(1,870,643)	$708,121

(a)	Payments made quarterly.
(b)	Payments made semi-annually.
(c)	Payments made annually.
(d)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2020.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2020(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
CDX.NA.IG Index 28	1.000%	1.103%	06/20/22	$33,100	$(17,253)	$507,744	$(524,997)
CDX.NA.IG Index 33	1.000	1.079	12/20/24	45,300	(146,342)	406,387	(552,729)
General Electric Co. 2.700%, 10/09/22	1.000	2.055	06/20/24	2,825	(119,349)	(40,739)	(78,610)
General Electric Co. 2.700%, 10/09/22	1.000	2.165	12/20/24	1,225	(62,808)	(18,415)	(44,393)
Kingdom of Saudi Arabia, 2.375%, 10/26/21	1.000	1.669	12/20/24	1,080	(31,166)	13,515	(44,681)
Prudential Financial, Inc., 3.500%, 05/15/24	1.000	0.715	06/20/24	2,950	35,519	42,009	(6,490)
Republic of Chile, 3.875%, 08/05/20	1.000	1.175	12/20/24	1,000	(8,613)	19,993	(28,606)
Republic of Colombia, 10.375%, 01/28/33	1.000	1.953	06/20/24	3,580	(137,253)	(13,448)	(123,805)
Republic of Indonesia, 5.875%, 03/13/20	1.000	1.736	06/20/24	2,160	(59,917)	10,792	(70,709)
Russian Federation, 7.500%, 03/31/30	1.000	1.841	12/20/24	1,000	(36,656)	3,747	(40,403)
State of Qatar, 9.750%, 06/15/30	1.000	1.209	12/20/24	170	(1,537)	3,392	(4,929)
The Boeing Co., 8.750%, 08/15/21	1.000	4.389	06/20/24	1,225	(151,329)	22,450	(173,779)
United Mexican States, 4.150%, 03/28/27	1.000	2.035	06/20/24	410	(17,221)	(5,125)	(12,096)

TOTAL					$(753,925)	$952,302	$(1,706,227)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At March 31, 2020, the Fund had the following purchased and written options:

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Puts
6M IRS	Deutsche Bank AG (London)	1.985%	06/09/2020	9,900,000	$9,900,000	$209	$115,056	$(114,847)
Written option contracts
Calls
1Y IRS	Barclays Bank PLC	(0.340)	03/25/2021	(19,370,000)	(19,370,000)	(19,858)	(22,665)	2,807
4M IRS	Barclays Bank PLC	(0.400)	06/26/2020	(7,070,000)	(7,070,000)	(10,355)	(21,764)	11,409
6M IRS	Barclays Bank PLC	(0.350)	05/27/2020	(18,960,000)	(18,960,000)	(29,362)	(28,120)	(1,242)
1Y IRS	BofA Securities LLC	(0.390)	03/25/2021	(18,320,000)	(18,320,000)	(14,202)	(22,208)	8,006
1M IRS	Deutsche Bank AG (London)	0.395	09/30/2020	(9,900,000)	(9,900,000)	(111,345)	(125,730)	14,385
6M IRS	Deutsche Bank AG (London)	0.395	09/30/2020	(9,900,000)	(9,900,000)	(111,345)	(102,960)	(8,385)
1Y IRS	JPMorgan Securities, Inc.	(0.390)	03/25/2021	(13,070,000)	(13,070,000)	(10,133)	(13,986)	3,853
4M IRS	JPMorgan Securities, Inc.	(0.400)	06/26/2020	(11,110,000)	(11,110,000)	(16,271)	(35,459)	19,188
6M IRS	JPMorgan Securities, Inc.	(0.350)	08/13/2020	(14,500,000)	(14,500,000)	(42,270)	(38,200)	(4,070)
6M IRS	MS & Co. Int. PLC	(0.350)	08/13/2020	(14,500,000)	(14,500,000)	(42,269)	(37,728)	(4,541)
1Y IRS	UBS AG (London)	(0.256)	08/27/2020	(3,980,000)	(3,980,000)	(30,992)	(64,115)	33,123
6M IRS	UBS AG (London)	0.350	05/27/2020	(3,850,000)	(3,850,000)	(123,883)	(4,267)	(119,616)
6M IRS	UBS AG (London)	0.380	07/02/2021	(2,270,000)	(2,270,000)	(116,013)	(88,270)	(27,743)

				(146,800,000)	$(146,800,000)	$(678,298)	$(605,472)	$(72,826)
Puts
1Y IRS	Barclays Bank PLC	0.340	03/25/2021	(19,370,000)	(19,370,000)	(22,846)	(22,664)	(182)
6M IRS	Barclays Bank PLC	0.100	05/27/2020	(18,960,000)	(18,960,000)	(33,201)	(57,672)	24,471
1Y IRS	BofA Securities LLC	0.390	03/25/2021	(18,320,000)	(18,320,000)	(27,236)	(19,560)	(7,676)
6M IRS	Deutsche Bank AG (London)	2.235	06/09/2020	(24,000,000)	(24,000,000)	(80)	(24,000)	23,920
1Y IRS	JPMorgan Securities, Inc.	0.390	03/25/2021	(24,320,000)	(24,320,000)	(19,431)	(59,292)	39,861
6M IRS	UBS AG (London)	0.100	05/27/2020	(3,850,000)	(3,850,000)	(1,348)	(13,228)	11,880
6M IRS	UBS AG (London)	0.380	07/02/2021	(2,270,000)	(2,270,000)	(38,637)	(28,644)	(9,993)

				(111,090,000)	$(111,090,000)	$(142,779)	$(225,060)	$82,281

Total written option contracts				(257,890,000)	$(257,890,000)	$(821,077)	$(830,532)	$9,455

TOTAL				(247,990,000)	$(247,990,000)	$(820,868)	$(715,476)	$(105,392)

Abbreviations:
1M BID Avg	—1 Month Brazilian Interbank Deposit Average
1Y IRS	—1 Year Interest Rate Swaptions
4M IRS	—4 Month Interest Rate Swaptions
6M IRS	—6 Month Interest Rate Swaptions
BofA Securities LLC	—Bank of America Securities LLC
CDX.NA.IG Index 28	—CDX North America Investment Grade Index 28
CDX.NA.IG Index 33	—CDX North America Investment Grade Index 33
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments

March 31, 2020

Principal Amount		Interest Rate		Maturity Date	Value

Foreign Sovereign Debt Obligations – 36.2%
British Pound – 2.2%
	United Kingdom Treasury
GBP	740,000	4.250%		06/07/32	$1,326,505
	1,450,000	4.500		09/07/34	2,772,421
	3,420,000	3.500		01/22/45	6,791,548
	1,360,000	1.750		01/22/49	2,080,657
	710,000	3.500		07/22/68	1,912,363

					14,883,494

Canadian Dollar – 1.8%
	British Columbia Province of Canada
CAD	2,600,000	2.850		06/18/25	1,973,897
	2,000,000	4.950		06/18/40	1,974,689
	Canadian Government Bond
	1,760,000	2.750		12/01/48	1,677,734
	Ontario Province of Canada
	3,700,000	2.850		06/02/23	2,766,311
	1,700,000	2.600		06/02/25	1,273,544
	2,300,000	4.650		06/02/41	2,197,021

					11,863,196

Chinese Yuan – 3.2%
	China Development Bank
CNY	26,490,000	3.500		08/13/26	3,823,070
	7,420,000	4.040		04/10/27	1,108,199
	10,080,000	3.650		05/21/29	1,475,271
	12,220,000	3.740		07/12/29	1,792,669
	10,700,000	3.450		09/20/29	1,558,949
	China Government Bond
	18,480,000	3.250		06/06/26	2,692,516
	22,460,000	3.250		11/22/28	3,285,438
	17,560,000	3.290		05/23/29	2,590,292
	2,890,000	4.080		10/22/48	460,819
CNY	14,570,000	3.860		07/22/49	2,271,262

					21,058,485

Danish Krone – 0.1%
	Kingdom of Denmark
DKK	3,000,000	4.500		11/15/39	826,023

Euro – 6.7%
	French Republic Government Bond OAT
EUR	5,300,000	0.000	(a)	03/25/25	5,947,018
	1,700,000	4.500		04/25/41	3,356,460
	800,000	1.750	(b)	05/25/66	1,177,420
	Ireland Government Bond
	1,030,000	0.900		05/15/28	1,219,902
	Italy Buoni Poliennali Del Tesoro
	2,210,000	1.450		05/15/25	2,495,467
	3,580,000	2.800		12/01/28	4,401,259
	1,750,000	2.950	(b)	09/01/38	2,167,994
	1,000,000	2.800	(b)	03/01/67	1,164,000
	Italy Certificati di Credito del Tesoro/CCTS-eu(c)(-1x6M Euribor + 1.850%)
	4,320,000	1.526		01/15/25	4,873,824
	Kingdom of Belgium(b)
	580,000	0.800		06/22/27	680,948
	1,020,000	0.900		06/22/29	1,219,364
	910,000	2.150		06/22/66	1,458,377

Foreign Sovereign Debt Obligations – (continued)
Euro – (continued)
	Portugal Obrigacoes do Tesouro OT(b)
EUR	1,200,000	1.950		06/15/29	1,462,603
	Republic of Austria(b)
	450,000	1.500		11/02/86	660,467
	460,000	2.100	(d)	09/20/17	873,700
	Republic of Indonesia(b)
	650,000	2.625		06/14/23	714,196
	240,000	2.150		07/18/24	258,244
	Republic of Romania(b)
	400,000	3.375		01/28/50	393,329
	70,000	2.000		01/28/32	69,772
	Spain Government Bond(b)
	2,100,000	3.800		04/30/24	2,661,557
	1,215,000	5.900		07/30/26	1,803,925
	3,250,000	1.500		04/30/27	3,844,724
	$1,110,000	3.450		07/30/66	1,879,922

					44,784,472

Indonesian Rupiah – 0.2%
	Republic of Indonesia
IDR	18,441,000,000	8.750		05/15/31	1,172,490

Israeli Shekel – 0.1%
	Israel Government Bond
ILS	2,430,000	2.000		03/31/27	737,224

Japanese Yen – 17.1%
	Government of Japan
JPY	171,350,000	0.100		08/01/21	1,598,587
	1,324,200,000	0.100		09/20/21	12,357,886
	1,376,350,000	0.100		11/01/21	12,849,176
	571,400,000	0.100		02/01/22	5,337,814
	3,219,950,000	0.100		03/01/22	30,096,688
	590,850,000	0.100		09/20/24	5,549,566
	815,800,000	2.500		09/20/34	10,006,135
	367,900,000	0.400		03/20/39	3,473,879
	1,305,950,000	0.300		12/20/39	12,120,406
	145,000,000	1.400		09/20/45	1,678,831
	423,750,000	0.400		12/20/49	3,920,530
	368,700,000	0.500		03/20/59	3,506,225
	Japanese Government CPI Linked Bond
	1,251,858,672	0.100		03/10/29	11,608,843

					114,104,566

Russian Ruble – 0.1%
	Russian Federation Bond
RUB	26,160,000	7.050		01/19/28	340,649

Singapore Dollar – 0.2%
	Singapore Government Bond
SGD	2,150,000	2.750		07/01/23	1,598,111

South Korean Won – 0.9%
	Inflation Linked Korea Treasury Bond
KRW	1,839,015,655	1.000		06/10/26	1,519,909
	Korea Treasury Bond
	2,598,070,000	1.875		06/10/29	2,188,626
	2,641,660,000	1.375		12/10/29	2,133,910

					5,842,445

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount		Interest Rate		Maturity Date	Value

Foreign Sovereign Debt Obligations – (continued)
Swedish Krona – 0.3%
	Sweden Government Bond
SEK	21,290,000	3.500%		06/01/22	$2,336,368

Thai Baht – 1.6%
	Thailand Government Bond
THB	126,490,000	1.875		06/17/22	3,921,157
	47,730,000	3.625		06/16/23	1,576,724
	153,590,000	2.400		12/17/23	4,899,333

					10,397,214

United States Dollar – 1.7%
	Abu Dhabi Government International Bond
	$500,000	3.125	(b)	10/11/27	510,000
	600,000	4.125	(b)	10/11/47	650,437
	1,370,000	4.125		10/11/47	1,485,166
	Republic of Indonesia
	970,000	5.875		01/15/24	1,055,784
	200,000	4.125	(b)	01/15/25	205,438
	4,340,000	4.125		01/15/25	4,457,994
	790,000	3.850	(b)	07/18/27	794,937
	Republic of Qatar(b)
	1,820,000	5.103		04/23/48	2,208,456
	United Mexican States(e)
	200,000	4.500		01/31/50	198,900

					11,567,112

	TOTAL FOREIGN SOVEREIGN DEBT OBLIGATIONS
	(Cost $232,868,724)				$241,511,849

Corporate Obligations – 36.1%
Aerospace & Defense(e) – 0.8%
	General Dynamics Corp.
	$400,000	3.375%		05/15/23	$418,508
	200,000	4.250		04/01/50	246,488
	Northrop Grumman Corp.
	1,700,000	2.930		01/15/25	1,731,348
	2,250,000	3.250		01/15/28	2,363,467
	150,000	5.250		05/01/50	201,416
	United Technologies Corp.
	93,000	3.650		08/16/23	98,108

					5,059,335

Agriculture – 0.4%
	Altria Group, Inc.(e)
EUR	200,000	3.125		06/15/31	216,570
	Archer-Daniels-Midland Co.(e)
	$400,000	3.250		03/27/30	423,428
	BAT Capital Corp.(e)
	450,000	3.222		08/15/24	449,847
	50,000	3.557		08/15/27	47,922
	650,000	4.758		09/06/49	649,949
	500,000	5.282		04/02/50	501,090
	BAT International Finance PLC(b)
	200,000	3.500		06/15/22	198,516
	Reynolds American, Inc.
	108,000	3.250		06/12/20	107,670
	150,000	4.000		06/12/22	151,914

					2,746,906

Corporate Obligations – (continued)
Apparel(e) – 0.0%
	NIKE, Inc.
	275,000	3.375		03/27/50	300,053

Automotive – 0.2%
	General Motors Financial Co., Inc.(e)
	200,000	5.650		01/17/29	173,016
	Volkswagen Leasing GmbH
EUR	1,050,000	1.625		08/15/25	1,094,306

					1,267,322

Banks – 11.8%
	AIB Group PLC(b)(c)(e) (3M USD LIBOR + 1.874%)
	$1,050,000	4.263		04/10/25	1,008,441
	Australia & New Zealand Banking Group Ltd.(b)(c)(e)(5 Year CMT + 1.288%)
	750,000	2.950		07/22/30	708,038
	Banco Bilbao Vizcaya Argentaria SA
EUR	600,000	0.750		09/11/22	643,621
	Banco de Sabadell SA
	400,000	0.875		03/05/23	426,725
	Banco Santander SA
	$800,000	2.706		06/27/24	791,136
	400,000	3.306		06/27/29	389,608
	Bank of America Corp.
	1,450,000	4.125		01/22/24	1,543,626
	150,000	3.875		08/01/25	160,605
	750,000	5.875		02/07/42	1,051,432
	(3M USD LIBOR + 0.810%)
	2,900,000	3.366	(c)(e)	01/23/26	3,016,957
	(3M USD LIBOR + 3.150%)
	600,000	4.083	(c)(e)	03/20/51	677,976
	Barclays PLC(e)
	900,000	3.684		01/10/23	906,957
	(3M USD LIBOR + 1.400%)
	800,000	4.610	(c)	02/15/23	808,376
	BNP Paribas SA
	1,450,000	3.375	(b)	01/09/25	1,444,330
	1,250,000	3.375		01/09/25	1,245,112
	(3M Euribor + 1.800%)
EUR	1,100,000	2.125	(c)(e)	01/23/27	1,207,803
	(5 Year USD Swap + 1.483%)
	$950,000	4.375	(b)(c)(e)	03/01/33	973,912
	(5 Year USD Swap + 4.149%)
	400,000	6.625	(b)(c)(e)	03/25/49	355,000
	BPCE SA(b)
	2,350,000	4.000		09/12/23	2,384,404
	CaixaBank SA
EUR	400,000	1.125		05/17/24	430,965
	Citigroup, Inc.(e)
GBP	600,000	2.750		01/24/24	742,219
	(SOFR + 3.914%)
	$700,000	4.412	(c)	03/31/31	768,999
	Commerzbank AG
EUR	550,000	4.000		03/23/26	556,666
	Commonwealth Bank of Australia(b)(c)(e)(5 Year CMT + 2.050%)
	$1,000,000	3.610		09/12/34	919,400
	Cooperatieve Rabobank UA
EUR	550,000	3.875		07/25/23	642,014

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
	Credit Agricole SA(b)
	$800,000	3.375%		01/10/22	$798,168
	300,000	3.750		04/24/23	305,640
	Credit Suisse Group AG(b)(c)(e)
	(3M USD LIBOR + 1.410%)
	2,800,000	3.869		01/12/29	2,826,068
	(SOFR + 1.560%)
	1,550,000	2.593		09/11/25	1,475,197
	Deutsche Bank AG
	2,400,000	2.700		07/13/20	2,363,400
	100,000	3.125		01/13/21	95,442
	Dexia Credit Local SA
GBP	5,900,000	1.125		06/15/22	7,395,226
	HSBC Holdings PLC
	$200,000	4.250		08/18/25	206,026
	450,000	4.950		03/31/30	496,467
	(3M USD LIBOR + 1.211%)
	3,150,000	3.803	(c)(e)	03/11/25	3,227,112
	JPMorgan Chase & Co.(e)
	3,200,000	3.625		12/01/27	3,352,832
	(3M USD LIBOR + 1.000%)
	2,050,000	4.023	(c)	12/05/24	2,169,433
	(3M USD LIBOR + 1.360%)
	950,000	3.882	(c)	07/24/38	1,061,492
	KBC Group NV
EUR	800,000	0.750		10/18/23	848,827
	Kreditanstalt fuer Wiederaufbau(f)
	3,000,000	0.625		01/07/28	3,492,033
	Macquarie Group Ltd.
	350,000	0.625		02/03/27	339,404
	(3M USD LIBOR + 1.372%)
	$300,000	3.763	(b)(c)(e)	11/28/28	310,470
	Mitsubishi UFJ Financial Group, Inc.
	750,000	3.751		07/18/39	759,323
	Morgan Stanley, Inc.
	50,000	3.875		04/29/24	52,655
	1,700,000	3.700		10/23/24	1,793,041
	300,000	4.000		07/23/25	321,207
	(-1x3M Euribor + 0.753%)
EUR	550,000	0.637	(c)(e)	07/26/24	580,881
	(SOFR + 1.152%)
	$1,300,000	2.720	(c)(e)	07/22/25	1,307,059
	(SOFR + 3.120%)
	2,000,000	3.622	(c)(e)	04/01/31	2,092,680
	(SOFR + 4.840%)
	1,175,000	5.597	(c)(e)	03/24/51	1,621,277
	Royal Bank of Scotland Group PLC
	200,000	3.875		09/12/23	201,890
	(3M USD LIBOR + 1.480%)
	1,200,000	3.498	(c)(e)	05/15/23	1,204,260
	(3M USD LIBOR + 1.550%)
	900,000	4.519	(c)(e)	06/25/24	914,445
	Santander UK PLC
	1,700,000	2.875		06/18/24	1,699,711
	Societe Generale SA
EUR	1,700,000	1.750		03/22/29	1,774,489

Corporate Obligations – (continued)
Banks – (continued)
	State Street Corp.(b)(c)(e)(SOFR + 2.650%)
	$1,050,000	3.152		03/30/31	1,073,121
	The Huntington National Bank(e)
	1,950,000	3.250		05/14/21	1,964,976
	The PNC Financial Services Group, Inc.(e)
	600,000	3.500		01/23/24	622,170
	Truist Bank(e)
	1,150,000	1.500		03/10/25	1,114,522
	900,000	2.250		03/11/30	824,787
	Wells Fargo & Co.(c)(e) (3M USD LIBOR + 4.240%)
	625,000	5.013		04/04/51	792,844
	Wells Fargo Bank NA(e)
	2,600,000	3.550		08/14/23	2,724,878
	Westpac Banking Corp.(c)(e)(5 Year CMT + 2.000%)
	1,000,000	4.110		07/24/34	961,610

					78,969,385

Beverages(e) – 1.9%
	Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
	750,000	4.900		02/01/46	826,185
	Anheuser-Busch InBev Worldwide, Inc.
	500,000	4.150		01/23/25	539,140
	2,300,000	4.750		01/23/29	2,536,141
	700,000	4.600		04/15/48	740,635
	Bacardi Ltd.(b)
	1,200,000	4.700		05/15/28	1,279,608
	Constellation Brands, Inc.
	1,500,000	3.200		02/15/23	1,499,430
	1,500,000	4.400		11/15/25	1,509,060
	Keurig Dr Pepper, Inc.
	3,250,000	4.417		05/25/25	3,463,102
	50,000	5.085		05/25/48	62,320
	PepsiCo., Inc.
	350,000	3.625		03/19/50	412,121

					12,867,742

Building Materials(b)(e) – 0.3%
	Carrier Global Corp.
	650,000	2.493		02/15/27	613,652
	900,000	2.722		02/15/30	826,344
	300,000	3.377		04/05/40	262,881

					1,702,877

Chemicals – 0.7%
	CNAC HK Finbridge Co. Ltd.
	630,000	3.125		06/19/22	622,720
	410,000	4.625		03/14/23	421,788
	DuPont de Nemours, Inc.(e)
	600,000	4.493		11/15/25	642,846
	1,200,000	4.725		11/15/28	1,314,804
	Sasol Financing International Ltd.
	560,000	4.500		11/14/22	235,200
	Sasol Financing USA LLC(e)
	200,000	5.875		03/27/24	81,960
	Syngenta Finance NV(b)(e)
	750,000	4.441		04/24/23	707,602

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Chemicals – (continued)
	Syngenta Finance NV(b)(e) – (continued)
	$600,000	4.892%		04/24/25	$556,854
	200,000	5.182		04/24/28	170,386
	200,000	5.676		04/24/48	161,298

					4,915,458

Commercial Services – 0.2%
	DP World Crescent Ltd.
	200,000	4.848		09/26/28	182,000
	Global Payments, Inc.(e)
	300,000	3.200		08/15/29	288,180
	Societa Iniziative Autostradali e Servizi SpA
EUR	550,000	3.375		02/13/24	631,865

					1,102,045

Computers(e) – 0.7%
	Apple, Inc.
	$400,000	2.950		09/11/49	422,396
	Dell International LLC/EMC Corp.(b)
	1,100,000	6.020		06/15/26	1,138,951
	950,000	4.900		10/01/26	945,811
	Hewlett Packard Enterprise Co.
	1,850,000	4.900		10/15/25	1,912,585

					4,419,743

Cosmetics/Personal Care(e) – 0.0%
	The Procter & Gamble Co.
	200,000	3.600		03/25/50	246,674

Diversified Financial Services – 1.5%
	AerCap Ireland Capital DAC/AerCap Global Aviation Trust
	1,400,000	3.500	(e)	05/26/22	1,184,820
	2,149,000	4.625		07/01/22	1,844,852
	Air Lease Corp.(e)
	1,150,000	3.250		03/01/25	916,159
	Avolon Holdings Funding Ltd.(b)(e)
	400,000	3.950		07/01/24	315,196
	GE Capital International Funding Co.
	1,350,000	3.373		11/15/25	1,358,977
	1,350,000	4.418		11/15/35	1,458,445
	Huarong Finance 2019 Co. Ltd.
	380,000	3.750		05/29/24	376,675
	Huarong Finance II Co. Ltd.
	370,000	5.000		11/19/25	385,031
	200,000	4.625		06/03/26	203,438
	200,000	4.875		11/22/26	204,614
	JAB Holdings B.V.
EUR	1,000,000	1.000		12/20/27	1,031,255
	Visa, Inc.(e)
	$450,000	2.050		04/15/30	449,348
	200,000	2.700		04/15/40	198,528

					9,927,338

Electrical – 0.7%
	AEP Transmission Co. LLC(e)
	150,000	3.650		04/01/50	152,643
	Ameren Corp.(e)
	150,000	2.500		09/15/24	145,731

Corporate Obligations – (continued)
Electrical – (continued)
	Berkshire Hathaway Energy Co.(b)(e)
	25,000	4.250		10/15/50	28,273
	Dominion Energy, Inc.(e)
	900,000	3.375		04/01/30	890,955
	Duke Energy Carolinas LLC(e)
	700,000	3.200		08/15/49	705,845
	Electricite de France SA(b)(e)
	1,450,000	4.500		09/21/28	1,596,522
	Exelon Corp.(e)
	50,000	4.700		04/15/50	52,282
	innogy Finance B.V.
GBP	250,000	6.125		07/06/39	448,650
	Sempra Energy(e)
	$700,000	3.400		02/01/28	710,311

					4,731,212

Engineering & Construction(e) – 0.2%
	Mexico City Airport Trust
	540,000	3.875	(b)	04/30/28	451,440
	200,000	5.500	(b)	10/31/46	162,000
	430,000	5.500	(b)	07/31/47	354,965
	200,000	5.500		07/31/47	165,100

					1,133,505

Food & Drug Retailing(e) – 0.2%
	General Mills, Inc.
	500,000	2.875		04/15/30	499,000
	Kraft Heinz Foods Co.
	80,000	2.800		07/02/20	80,210
	Sysco Corp.
	350,000	6.600		04/01/50	380,013
	The Kroger Co.
	550,000	3.950		01/15/50	570,091

					1,529,314

Healthcare Providers & Services – 1.0%
	Baxter International, Inc.(b)(e)
	50,000	3.950		04/01/30	54,052
	DH Europe Finance II S.a.r.l.(e)
EUR	300,000	0.450		03/18/28	296,519
	$250,000	2.600		11/15/29	249,422
EUR	800,000	0.750		09/18/31	769,136
	Medtronic Global Holdings SCA(e)
	1,500,000	0.375		03/07/23	1,625,514
	400,000	0.250		07/02/25	418,519
	500,000	1.625		03/07/31	548,764
	800,000	1.000		07/02/31	821,987
	300,000	2.250		03/07/39	339,042
	150,000	1.500		07/02/39	151,330
	Thermo Fisher Scientific, Inc.
	$200,000	4.497	(e)	03/25/30	225,352
EUR	450,000	0.875	(e)	10/01/31	427,393
	200,000	2.375		04/15/32	220,809
	550,000	1.875	(e)	10/01/49	479,653

					6,627,492

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Household Products(e) – 0.0%
	Kimberly-Clark Corp.
	$150,000	3.100%		03/26/30	$160,904

Insurance – 0.9%
	American International Group, Inc.(e)
	2,150,000	3.900		04/01/26	2,215,683
	Aviva PLC(c)(e)
	(5 Year EUR Swap + 5.130%)
EUR	450,000	6.125		07/05/43	541,300
	(5 Year UK Government Bond + 2.850%)
GBP	450,000	6.125		11/14/36	628,975
	AXA SA(c)(e) (3M Euribor + 3.200%)
EUR	550,000	3.250		05/28/49	599,261
	Chubb INA Holdings, Inc.(e)
	100,000	0.875		06/15/27	101,801
	400,000	1.550		03/15/28	424,590
	550,000	1.400		06/15/31	546,299
	M&G PLC(c)(e)(5 year UK Government Bond + 3.724%)
GBP	100,000	6.340		12/19/63	122,631
	MetLife, Inc.
	$500,000	4.368		09/15/23	525,800
	110,000	3.600		04/10/24	115,729

					5,822,069

Internet(e) – 0.2%
	Expedia Group, Inc.
	1,150,000	3.250		02/15/30	938,630
	Prosus NV(b)
	210,000	3.680		01/21/30	190,680

					1,129,310

Lodging(e) – 0.2%
	Marriott International, Inc.
	1,500,000	4.650		12/01/28	1,435,620

Machinery-Diversified(e) – 0.1%
	Deere & Co.
	150,000	3.750		04/15/50	174,303
	Otis Worldwide Corp.(b)
	550,000	3.112		02/15/40	518,523

					692,826

Media – 1.7%
	Charter Communications Operating LLC/Charter Communications Operating Capital(e)
	150,000	3.579		07/23/20	149,448
	900,000	4.500		02/01/24	929,205
	3,400,000	4.908		07/23/25	3,654,524
	650,000	4.800		03/01/50	680,985
	Comcast Corp.
	1,000,000	3.700	(e)	04/15/24	1,072,820
	750,000	3.950	(e)	10/15/25	826,575
	500,000	3.400	(e)	04/01/30	539,870
	800,000	5.650		06/15/35	1,070,176
	850,000	3.750	(e)	04/01/40	945,064
	550,000	4.700	(e)	10/15/48	712,976
	Fox Corp.(e)
	200,000	4.030		01/25/24	207,791
	200,000	3.500		04/08/30	199,598

Corporate Obligations – (continued)
Media – (continued)
	The Walt Disney Co.(e)
	50,000	4.700		03/23/50	65,049
	Time Warner Cable LLC(e)
	100,000	4.125		02/15/21	101,871

					11,155,952

Mining(b) – 0.3%
	Glencore Funding LLC
	1,400,000	4.125		05/30/23	1,328,656
	650,000	4.125	(e)	03/12/24	607,652

					1,936,308

Miscellaneous Manufacturing – 0.1%
	3M Co.(e)
	100,000	3.700		04/15/50	111,515
	General Electric Co.
	100,000	2.700		10/09/22	98,363
	300,000	3.100		01/09/23	298,299
	300,000	6.750		03/15/32	357,972

					866,149

Multi-National – 0.6%
	European Investment Bank
EUR	3,400,000	0.875		01/14/28	4,031,360

Oil Field Services – 0.8%
	BP Capital Markets America, Inc.(e)
	$2,100,000	3.790		02/06/24	2,158,275
	BP Capital Markets PLC
	250,000	3.814		02/10/24	259,405
	Devon Energy Corp.(e)
	100,000	5.850		12/15/25	81,431
	Gazprom PJSC Via Gaz Capital SA
	310,000	5.150	(b)	02/11/26	322,884
	210,000	5.150		02/11/26	218,728
	240,000	8.625	(g)	04/28/34	330,075
	310,000	7.288		08/16/37	394,087
	Gazprom PJSC Via Gaz Finance PLC(b)
	400,000	3.250		02/25/30	372,000
	Occidental Petroleum Corp.
	600,000	5.550	(e)	03/15/26	318,048
	250,000	6.450		09/15/36	119,035
	Petroleos Mexicanos
EUR	500,000	5.125		03/15/23	473,213
	$210,000	6.500		03/13/27	154,383
	50,000	5.950	(b)(e)	01/28/31	34,380
	10,000	6.950	(b)(e)	01/28/60	6,625
	Total Capital International SA(e)
	350,000	3.461		07/12/49	362,621

					5,605,190

Pharmaceuticals(e) – 2.8%
	AbbVie, Inc.
	300,000	3.750		11/14/23	312,132
	1,350,000	2.600	(b)	11/21/24	1,361,839
	1,350,000	2.950	(b)	11/21/26	1,381,414
	200,000	4.250		11/14/28	215,098
	1,200,000	3.200	(b)	11/21/29	1,202,628

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Pharmaceuticals(e) – (continued)
	AbbVie, Inc. – (continued)
	$550,000	4.050	% (b)	11/21/39	$573,865
	625,000	4.875		11/14/48	725,000
	2,600,000	4.250	(b)	11/21/49	2,790,892
	Bayer US Finance II LLC(b)
	750,000	3.875		12/15/23	768,975
	1,000,000	4.250		12/15/25	1,030,160
	550,000	4.375		12/15/28	587,675
	Becton Dickinson & Co.
	1,600,000	2.894		06/06/22	1,588,672
	3,275,000	3.363		06/06/24	3,271,856
	Bristol-Myers Squibb Co.(b)
	50,000	4.250		10/26/49	63,238
	Cigna Corp.
	698,000	3.750		07/15/23	712,114
	200,000	2.400		03/15/30	189,336
	600,000	4.900		12/15/48	713,508
	CVS Health Corp.
	550,000	2.800		07/20/20	549,835
	100,000	5.050		03/25/48	115,371
	600,000	4.250		04/01/50	621,474

					18,775,082

Pipelines – 1.0%
	Abu Dhabi Crude Oil Pipeline LLC(b)
	1,260,000	4.600		11/02/47	1,269,450
	Energy Transfer Operating LP(e)
	250,000	5.250		04/15/29	211,492
	Enterprise Products Operating LLC(e)
	700,000	2.850		04/15/21	691,614
	500,000	3.750		02/15/25	502,880
	100,000	4.150		10/16/28	100,239
	EQM Midstream Partners LP(e)
	550,000	4.750		07/15/23	397,463
	MPLX LP(e)
	250,000	4.500		04/15/38	177,572
	150,000	5.500		02/15/49	129,012
	Plains All American Pipeline LP/PAA Finance Corp.(e)
	50,000	4.700		06/15/44	32,825
	Sabine Pass Liquefaction LLC(e)
	1,500,000	5.625		03/01/25	1,422,375
	Sunoco Logistics Partners Operations LP(e)
	250,000	5.300		04/01/44	172,530
	The Williams Cos., Inc.(e)
	550,000	3.600		03/15/22	538,835
	450,000	3.900		01/15/25	403,704
	Western Midstream Operating LP(e)
	250,000	4.750		08/15/28	118,035
	500,000	4.050		02/01/30	219,465
	50,000	5.450		04/01/44	18,671
	50,000	5.300		03/01/48	19,779

					6,425,941

Real Estate Investment Trust(e) – 1.0%
	Alexandria Real Estate Equities, Inc.
	500,000	3.375		08/15/31	464,175

Corporate Obligations – (continued)
Real Estate Investment Trust(e) – (continued)
	American Tower Corp.
	450,000	3.300		02/15/21	450,103
	400,000	3.800		08/15/29	408,104
	Crown Castle International Corp.
	150,000	3.300		07/01/30	148,768
	100,000	4.150		07/01/50	98,900
	Healthpeak Properties, Inc.
	200,000	3.250		07/15/26	197,258
	Logicor Financing S.a.r.l.
EUR	600,000	2.250		05/13/25	660,324
	550,000	3.250		11/13/28	606,698
	Prologis Euro Finance LLC
	800,000	1.000		02/06/35	718,473
	Ventas Realty LP/Ventas Capital Corp.
	$200,000	3.250		08/15/22	196,896
	VEREIT Operating Partnership LP
	900,000	4.625		11/01/25	880,200
	WEA Finance LLC/Westfield UK & Europe Finance PLC(b)
	400,000	3.750		09/17/24	386,164
	WPC Eurobond B.V.
EUR	1,200,000	1.350		04/15/28	1,156,112

					6,372,175

Retailing(e) – 0.6%
	Dollar Tree, Inc.
	$650,000	4.000		05/15/25	667,934
	950,000	4.200		05/15/28	966,463
	Lowe’s Cos., Inc.
	1,550,000	3.650		04/05/29	1,591,757
	675,000	5.125		04/15/50	807,502
	McDonald’s Corp.
	125,000	4.200		04/01/50	139,108

					4,172,764

Savings & Loans(b)(c)(e) – 0.1%
	Nationwide Building Society
	(3M USD LIBOR + 1.181%)
	200,000	3.622		04/26/23	198,698
	(3M USD LIBOR + 1.855%)
	500,000	3.960		07/18/30	509,585

					708,283

Semiconductors – 0.9%
	Broadcom Corp./Broadcom Cayman Finance Ltd.(e)
	500,000	3.000		01/15/22	495,160
	Broadcom, Inc.(b)
	1,850,000	3.125		10/15/22	1,831,111
	1,850,000	3.625	(e)	10/15/24	1,814,110
	1,850,000	4.250	(e)	04/15/26	1,857,104

					5,997,485

Software(e) – 0.7%
	Adobe, Inc.
	700,000	2.300		02/01/30	695,478
	Fidelity National Information Services, Inc.
EUR	400,000	0.750		05/21/23	433,973
GBP	250,000	2.602		05/21/25	311,407

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Software(e) – (continued)
	Fidelity National Information Services, Inc. – (continued)
EUR	550,000	0.625%		12/03/25	$575,422
	650,000	1.500		05/21/27	696,590
	Fiserv, Inc.
	$650,000	3.200		07/01/26	666,510
	Oracle Corp.
	550,000	3.600		04/01/40	549,681
	550,000	3.600		04/01/50	549,511
	550,000	3.850		04/01/60	553,371

					5,031,943

Supranational(f) – 0.4%
	European Financial Stability Facility
EUR	900,000	1.375		05/31/47	1,230,935
	FMS Wertmanagement
GBP	1,100,000	1.375		03/07/25	1,404,567

					2,635,502

Telecommunication Services – 2.9%
	AT&T, Inc.(e)
	$2,000,000	2.800		02/17/21	2,000,320
	1,450,000	3.200		03/01/22	1,470,865
	250,000	3.000		06/30/22	250,790
	300,000	3.950		01/15/25	316,170
	150,000	3.400		05/15/25	155,717
	1,600,000	4.100		02/15/28	1,679,088
EUR	600,000	1.800		09/14/39	549,720
	$100,000	4.350		06/15/45	104,952
	100,000	4.850		07/15/45	111,005
	550,000	5.450		03/01/47	663,504
	600,000	4.500		03/09/48	650,382
	British Telecommunications PLC(e)
	850,000	5.125		12/04/28	947,087
	650,000	4.250	(b)	11/08/49	619,541
	Deutsche Telekom AG(b)(e)
	$500,000	3.625		01/21/50	492,930
	Deutsche Telekom International Finance B.V.(b)(e)
	500,000	2.485		09/19/23	495,015
	1,300,000	4.375		06/21/28	1,424,878
	Telefonica Emisiones SA(e)
EUR	500,000	1.788		03/12/29	554,168
	Verizon Communications, Inc.
	$350,000	2.625		08/15/26	361,368
	3,084,000	4.329		09/21/28	3,527,418
	650,000	5.012		04/15/49	876,980
	300,000	4.000	(e)	03/22/50	353,931
	Vodafone Group PLC
	1,550,000	3.750		01/16/24	1,613,906

					19,219,735

Trading Companies & Distributors(e) – 0.1%
	Blackstone Property Partners Europe Holdings S.a.r.l.
EUR	450,000	2.200		07/24/25	489,679

Transportation(e) – 0.1%
	CSX Corp.
	$400,000	3.800		04/15/50	417,524

Corporate Obligations – (continued)
Transportation(e) – (continued)
	United Parcel Service, Inc.
	100,000	5.300		04/01/50	130,587

					548,111

	TOTAL CORPORATE OBLIGATIONS
	(Cost $243,180,131)				$240,758,789

Asset-Backed Securities(c) – 7.6%
Collateralized Loan Obligations(b) – 5.0%
	AGL CLO 3 Ltd. Series 2020-3A, Class A (3M USD LIBOR + 1.300%)
	$2,100,000	2.190%		01/15/33	$1,892,925
	Apidos CLO XXIII Series 2015-23A, Class AR (3M USD LIBOR + 1.220%)
	2,100,000	2.821		04/15/33	1,947,975
	Catamaran CLO Ltd. Series 2013-1A, Class AR (3M USD LIBOR + 0.850%)
	3,793,053	2.644		01/27/28	3,564,985
	Elmwood CLO IV Ltd. Series 2020-1A, Class A (3M USD LIBOR + 1.240%)
	5,300,000	2.878		04/15/33	4,928,995
	Halcyon Loan Advisors Funding Ltd. Series 2014-1A, Class A1R (3M USD LIBOR + 1.130%)
	486,978	2.949		04/18/26	485,523
	Madison Park Funding XII Ltd. Series 2014-12A, Class AR (3M USD LIBOR + 1.260%)
	1,372,677	3.079		07/20/26	1,358,521
	Madison Park Funding XXX Ltd. Series 2018-30A, Class A (3M USD LIBOR + 0.750%)
	5,300,000	2.581		04/15/29	5,058,341
	Magnetite XXIV Ltd. Series 2019-24A, Class A (3M USD LIBOR + 1.330%)
	1,400,000	3.237		01/15/33	1,307,356
	Mill City Mortgage Loan Trust Series 2017-2, Class A3
	551,454	2.893		07/25/59	553,907
	Mountain View CLO LLC Series 2016-1A, Class AR (3M USD LIBOR + 1.360%)
	1,800,000	2.079		04/14/33	1,684,364
	OFSI Fund VII Ltd. Series 2014-7A, Class AR (3M USD LIBOR + 0.900%)
	584,805	2.719		10/18/26	579,807
	Trinitas CLO II Ltd. Series 2014-2A, Class A1R (3M USD LIBOR + 1.180%)
	304,636	3.011		07/15/26	299,696
	Tryon Park CLO Ltd. Series 2013-1A, Class A1SR (3M USD LIBOR + 0.890%)
	3,700,000	2.721		04/15/29	3,556,951
	Venture CDO Ltd. Series 2020-39A, Class A1 (3M USD LIBOR + 1.280%)
	3,475,000	2.975		04/15/33	3,266,358
	Voya CLO Ltd. Series 2019-1A, Class AR (3M USD LIBOR + 1.060%)
	2,100,000	2.801		04/15/31	1,962,584

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities(c) – (continued)
Collateralized Loan Obligations(b) – (continued)
WhiteHorse VIII Ltd. Series 2014-1A, Class AR (3M USD LIBOR + 0.900%)
$829,643	2.663%	05/01/26	$817,182

			33,265,470

Home Equity – 0.0%
GMAC Mortgage Home Equity Loan Trust Series 2007-HE3, Class 1A1
1,350	7.000	09/25/37	1,330
GMAC Mortgage Home Equity Loan Trust Series 2007-HE3, Class 2A1
45,096	7.000	09/25/37	43,224

			44,554

Student Loans – 2.6%
ECMC Group Student Loan Trust Series 2017-1A, Class A(b) (1M USD LIBOR + 1.200%)
5,179,054	2.147	12/27/66	4,586,899
Educational Services of America, Inc. Series 2015-2, Class A(b) (1M USD LIBOR + 1.000%)
905,900	1.947	12/25/56	861,831
Higher Education Funding I Series 2014-1, Class A(b) (3M USD LIBOR + 1.050%)
3,112,704	2.729	05/25/34	2,955,946
Knowledgeworks Foundation Student Loan Series 2010-1, Class A (3M USD LIBOR + 0.950%)
304,773	2.629	02/25/42	283,620
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A3 (1M USD LIBOR + 1.050%)
1,200,000	1.823	07/20/43	1,117,892
Navient Student Loan Trust Series 2017-2A, Class A(b) (1M USD LIBOR + 1.050%)
4,839,018	1.997	12/27/66	4,547,489
Nelnet Student Loan Trust Series 2011-1A, Class A(b) (1M USD LIBOR + 0.850%)
187,094	1.797	02/25/48	171,328
PHEAA Student Loan Trust Series 2016-1A, Class A(b) (1M USD LIBOR + 1.150%)
2,344,874	2.097	09/25/65	2,201,213
Scholar Funding Trust Series 2010-A, Class A(b) (3M USD LIBOR + 0.750%)
617,409	2.545	10/28/41	569,824

			17,296,042

TOTAL ASSET-BACKED SECURITIES
(Cost $53,852,269)			$50,606,066

Mortgage-Backed Obligations – 25.1%
Collateralized Mortgage Obligations – 1.8%
Interest Only(h) – 0.9%
FHLMC REMIC Series 3852, Class SW(c) (-1x1M USD LIBOR + 6.000%)
$379,801	5.295%	05/15/41	$58,963
FHLMC REMIC Series 4314, Class SE(c) (-1x1M USD LIBOR + 6.050%)
327,198	5.345	03/15/44	53,443

Mortgage-Backed Obligations – (continued)
Interest Only(h) – (continued)
FHLMC REMIC Series 4320, Class SD(c) (-1x1M USD LIBOR + 6.100%)
238,092	5.395	07/15/39	48,122
FHLMC REMIC Series 4583, Class ST(c) (-1x1M USD LIBOR + 6.000%)
1,114,858	5.295	05/15/46	186,887
FHLMC REMIC Series 4792, Class SA(c) (-1x1M USD LIBOR + 6.200%)
983,273	5.495	05/15/48	95,654
FHLMC REMIC Series 4936, Class ES(c) (-1x1M USD LIBOR + 6.000%)
334,198	5.295	12/25/49	38,755
FHLMC STRIPS Series 304, Class C45
250,001	3.000	12/15/27	14,741
FNMA REMIC Series 2011-124, Class SC(c) (-1x1M USD LIBOR + 6.550%)
334,917	5.603	12/25/41	60,515
FNMA REMIC Series 2012-5, Class SA(c) (-1x1M USD LIBOR + 5.950%)
495,896	5.003	02/25/42	78,411
FNMA REMIC Series 2014-6, Class SA(c) (-1x1M USD LIBOR + 6.600%)
397,603	5.653	02/25/44	73,625
FNMA REMIC Series 2015-34, Class LS(c) (-1x1M USD LIBOR + 6.100%)
1,415,187	5.153	06/25/45	268,968
FNMA REMIC Series 2017-31, Class SG(c) (-1x1M USD LIBOR + 6.100%)
821,438	5.153	05/25/47	137,334
FNMA REMIC Series 2017-86, Class SB(c)(-1x M USD LIBOR + 6.150%)
628,153	5.203	11/25/47	98,548
FNMA REMIC Series 2018-17, Class CS(c) (-1x1M USD LIBOR + 3.450%)
3,361,792	2.500	03/25/48	181,684
FNMA REMIC Series 2018-38, Class SG(c) (-1x1M USD LIBOR + 6.200%)
343,842	5.253	06/25/48	37,103
FNMA REMIC Series 2019-41, Class SB(c) (-1x1M USD LIBOR + 6.050%)
1,318,977	5.103	08/25/49	214,187
GNMA REMIC Series 2010-101, Class S(c) (-1x1M USD LIBOR + 6.000%)
763,047	5.227	08/20/40	135,896
GNMA REMIC Series 2010-20, Class SE(c) (-1x1M USD LIBOR + 6.250%)
585,965	5.477	02/20/40	114,862
GNMA REMIC Series 2013-124, Class CS(c) (-1x1M USD LIBOR + 6.050%)
626,826	5.277	08/20/43	120,872
GNMA REMIC Series 2013-134, Class DS(c) (-1x1M USD LIBOR + 6.100%)
126,912	5.327	09/20/43	23,931
GNMA REMIC Series 2013-152, Class SG(c) (-1x1M USD LIBOR + 6.150%)
226,291	5.377	06/20/43	43,201

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Interest Only(h) – (continued)
GNMA REMIC Series 2013-152, Class TS(c) (-1x1M USD LIBOR + 6.100%)
$212,937	5.327%	06/20/43	$38,839
GNMA REMIC Series 2013-181, Class SA(c) (-1x1M USD LIBOR + 6.100%)
745,715	5.327	11/20/43	149,586
GNMA REMIC Series 2014-117, Class SJ(c) (-1x1M USD LIBOR + 5.600%)
1,790,842	4.827	08/20/44	318,416
GNMA REMIC Series 2014-132, Class SL(c) (-1x1M USD LIBOR + 6.100%)
503,887	5.327	10/20/43	67,764
GNMA REMIC Series 2014-133, Class BS(c) (-1x1M USD LIBOR + 5.600%)
265,764	4.827	09/20/44	46,890
GNMA REMIC Series 2014-158, Class SA(c) (-1x1M USD LIBOR + 5.600%)
843,690	4.895	10/16/44	147,588
GNMA REMIC Series 2015-110, Class MS(c) (-1x1M USD LIBOR + 5.710%)
1,483,451	4.937	08/20/45	236,579
GNMA REMIC Series 2015-111, Class IM
710,053	4.000	08/20/45	73,447
GNMA REMIC Series 2015-123, Class SP(c) (-1x1M USD LIBOR + 6.250%)
366,995	5.477	09/20/45	65,991
GNMA REMIC Series 2015-129, Class IC
295,523	4.500	09/16/45	46,201
GNMA REMIC Series 2015-167, Class AS(c) (-1x1M USD LIBOR + 6.250%)
256,669	5.477	11/20/45	42,435
GNMA REMIC Series 2015-168, Class SD(c) (-1x1M USD LIBOR + 6.200%)
176,439	5.427	11/20/45	33,517
GNMA REMIC Series 2015-57, Class AS(c) (-1x1M USD LIBOR + 5.600%)
1,204,702	4.827	04/20/45	190,264
GNMA REMIC Series 2016-1, Class ST(c) (-1x1M USD LIBOR + 6.200%)
330,997	5.427	01/20/46	55,740
GNMA REMIC Series 2016-138, Class GI
778,555	4.000	10/20/46	90,547
GNMA REMIC Series 2016-27, Class IA
435,498	4.000	06/20/45	35,872
GNMA REMIC Series 2018-105, Class SC(c) (-1x1M USD LIBOR + 6.200%)
459,698	5.427	08/20/48	63,552
GNMA REMIC Series 2018-122, Class SE(c) (-1x1M USD LIBOR + 6.200%)
983,219	5.427	09/20/48	138,863
GNMA REMIC Series 2018-137, Class SN(c) (-1x1M USD LIBOR + 6.150%)
1,104,263	5.377	10/20/48	164,074
GNMA REMIC Series 2018-139, Class SQ(c) (-1x1M USD LIBOR + 6.150%)
697,451	5.377	10/20/48	95,461

Mortgage-Backed Obligations – (continued)
Interest Only(h) – (continued)
GNMA REMIC Series 2018-147, Class SA(c) (-1x1M USD LIBOR + 6.200%)
885,865	5.427	10/20/48	141,642
GNMA REMIC Series 2018-72, Class IB
915,760	4.000	04/20/46	113,670
GNMA REMIC Series 2019-1, Class SN(c) (-1x1M USD LIBOR + 6.050%)
522,806	5.277	01/20/49	70,256
GNMA REMIC Series 2019-110, Class SD(c) (-1x1M USD LIBOR + 6.100%)
1,246,140	5.327	09/20/49	189,036
GNMA REMIC Series 2019-110, Class SE(c) (-1x1M USD LIBOR + 6.100%)
1,295,072	5.327	09/20/49	171,531
GNMA REMIC Series 2019-128, Class IO
885,123	4.000	10/20/49	96,851
GNMA REMIC Series 2019-129, Class AI
1,180,346	3.500	10/20/49	140,593
GNMA REMIC Series 2019-151, Class IA
4,293,862	3.500	12/20/49	470,148
GNMA REMIC Series 2019-151, Class NI
1,551,026	3.500	10/20/49	140,720
GNMA REMIC Series 2019-20, Class SF(c) (-1x1M USD LIBOR + 3.790%)
1,432,061	3.017	02/20/49	110,507
GNMA REMIC Series 2019-69, Class S(c) (-1x1M USD LIBOR + 3.270%)
1,503,182	2.497	06/20/49	105,509
GNMA REMIC Series 2019-78, Class SE(c)(-1X 1M USD LIBOR + 6.100%)
391,971	5.327	06/20/49	53,288
GNMA REMIC Series 2019-97, Class SC(c) (-1x1M USD LIBOR + 6.100%)
1,017,171	5.327	08/20/49	134,740
GNMA REMIC Series 2019-98, Class SC(c) (-1x1M USD LIBOR + 6.050%)
1,414,071	5.277	08/20/49	188,496

			6,314,315

Others-CMO(c) – 0.0%
GNMA REMIC Series 2019-4, Class SJ(-1X 1M USD LIBOR + 6.050%)
1,210,627	5.277	01/20/49	178,419

Sequential Fixed Rate – 0.2%
FNMA REMIC Series 2011-52, Class GB
376,009	5.000	06/25/41	430,958
FNMA REMIC Series 2011-99, Class DB
352,105	5.000	10/25/41	402,563
FNMA REMIC Series 2012-111, Class B
39,596	7.000	10/25/42	48,861
FNMA REMIC Series 2012-153, Class B
170,529	7.000	07/25/42	215,229

			1,097,611

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount		Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(c) – 0.7%
	Countrywide Alternative Loan Trust Series 2005-38, Class A1(12M MTA + 1.500%)
	$74,925	3.466%	09/25/35		$61,261
	Countrywide Alternative Loan Trust Series 2006-OA1, Class 2A1 (1M USD LIBOR + 0.210%)
	233,512	0.983	03/20/46		179,484
	Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB5, Class 2A1
	27,666	4.120	04/20/35		23,013
	Harben Finance PLC Series 2017-1X, Class A (3M GBP LIBOR + 0.800%)
GBP	799,522	1.551	08/20/56		974,844
	Harborview Mortgage Loan Trust Series 2006-6, Class 3A1A
	$317,517	4.104	08/19/36		256,560
	London Wall Mortgage Capital PLC Series 2017-FL1, Class A (3M GBP LIBOR + 0.850%)
GBP	774,707	1.609	11/15/49		944,475
	Residential Accredit Loans, Inc. Series 2005-QO5, Class A1(12M MTA + 1.000%)
	517,412	2.966	01/25/46		415,992
	Sequoia Mortgage Trust Series 2004-10, Class A3A(6M USD LIBOR + 0.660%)
	$59,371	2.635	11/20/34		49,539
	Tower Bridge Funding No. 2 PLC, Class A (3M GBP LIBOR + 0.900%)
GBP	744,637	1.437	03/20/56		905,628
	Tower Bridge Funding No. 1 PLC, Class A (3M GBP LIBOR + 1.000%)
	463,431	1.537	03/20/56		557,233

					4,368,029

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				$11,958,374

Federal Agencies – 23.3%
FHLMC – 0.0%
	$2,394	5.000	01/01/33		2,677
	374	5.000	06/01/33		418
	3,961	5.000	07/01/33		4,429
	4,998	5.000	08/01/33		5,589
	775	5.000	10/01/33		866
	2,581	5.000	11/01/33		2,886
	1,188	5.000	12/01/33		1,329
	3,882	5.000	02/01/34		4,335
	1,492	5.000	03/01/34		1,657
	2,676	5.000	04/01/34		2,973
	4,077	5.000	05/01/34		4,558
	60,464	5.000	06/01/34		67,554
	911	5.000	11/01/34		1,012
	16,332	5.000	04/01/35		18,258
	706	5.000	11/01/35		789
	7,416	5.000	02/01/37		8,307
	271	5.000	11/01/37		299
	22,075	5.000	01/01/40		24,467
	13,834	4.000	06/01/40		15,036
	122,319	4.000	02/01/41		133,030
	9,074	4.000	11/01/41		9,861

					310,330

Mortgage-Backed Obligations – (continued)
GNMA – 11.8%
	472,834	4.000	11/20/44		511,263
	44,085	4.000	05/20/45		47,668
	1,097,702	4.000	07/20/45		1,185,886
	795,902	4.000	01/20/46		858,597
	409,623	4.500	02/20/48		438,881
	137,390	4.500	03/20/48		146,903
	538,912	4.500	04/20/48		576,015
	1,262,559	4.500	05/20/48		1,349,090
	1,711,905	4.500	08/20/48		1,827,360
	1,988,093	5.000	08/20/48		2,125,869
	6,422,271	4.500	09/20/48		6,853,399
	1,098,530	5.000	09/20/48		1,174,316
	1,246,528	5.000	10/20/48		1,332,037
	5,322,778	5.000	11/20/48		5,682,501
	762,111	5.000	12/20/48		811,651
	7,228,688	4.500	01/20/49		7,690,232
	4,090,455	5.000	01/20/49		4,352,196
	2,651,086	4.000	02/20/49		2,824,710
	2,610,040	4.000	03/20/49		2,779,549
	1,354,350	4.500	03/20/49		1,438,919
	2,000,000	5.000	03/20/49		2,124,695
	3,633,189	4.000	05/20/49		3,866,024
	1,546,091	4.500	05/20/49		1,640,338
	784,581	5.000	05/20/49		832,639
	18,000,000	2.500	TBA-30yr	(i)	18,818,251
	6,000,000	4.500	TBA-30yr	(i)	6,361,778
	1,000,000	5.000	TBA-30yr	(i)	1,059,831

					78,710,598

UMBS – 4.4%
	372,860	5.000	06/01/23		387,118
	71,327	5.000	01/01/24		74,559
	68,220	5.000	01/01/25		71,003
	292,471	4.500	07/01/36		322,259
	28,497	4.500	12/01/36		31,400
	31,978	4.500	05/01/38		35,156
	20,909	4.500	05/01/39		22,961
	13,554	4.500	06/01/39		14,884
	8,085	4.500	08/01/39		8,878
	13,844	4.500	09/01/39		15,245
	19,554	4.500	10/01/39		21,533
	7,535	4.500	03/01/40		8,297
	111,929	4.500	04/01/40		123,187
	9,186	4.500	12/01/40		10,110
	111,044	4.500	01/01/41		122,213
	32,149	4.500	04/01/41		35,424
	53,820	4.500	06/01/41		59,302
	46,213	4.500	07/01/41		50,920
	68,939	4.500	08/01/41		75,672
	207,803	4.500	09/01/41		228,968
	159,012	4.500	10/01/41		175,207
	144,925	4.500	11/01/41		159,685
	101,994	4.500	12/01/41		112,382
	93,370	4.500	01/01/42		102,880
	9,012	4.500	03/01/42		9,906
	36,840	4.500	04/01/42		40,498
	89,115	3.000	12/01/42		94,736

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
UMBS – (continued)
$218,802	3.000%	01/01/43	$232,601
272,570	3.000	04/01/43	289,762
630,319	4.500	06/01/45	685,739
3,194,870	4.500	11/01/47	3,456,461
6,701,678	4.000	01/01/48	7,260,896
811,662	4.500	09/01/48	884,714
568,994	5.000	11/01/48	622,172
8,906,370	5.000	10/01/49	9,607,621
3,878,145	3.000	12/01/49	4,068,209

			29,522,558

UMBS, 30 Year, Single Family(i) – 7.1%
22,000,000	2.500	TBA-30yr	22,805,035
17,000,000	3.500	TBA-30yr	17,980,640
1,000,000	4.000	TBA-30yr	1,067,430
5,000,000	5.000	TBA-30yr	5,396,112

			47,249,217

TOTAL FEDERAL AGENCIES			$155,792,703

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $164,685,856)			$167,751,077

Agency Debenture – 0.4%
FHLMC
$1,800,000	6.750%	03/15/31	$2,810,358
(Cost $2,249,880)

Municipal Debt Obligation(c)(e) – 0.4%
New Hampshire – 0.4%
New Hampshire Higher Education Loan Corp. Series 2011-1, Class A3 (3M USD LIBOR + 0.000%)
$2,505,928	2.644%	10/25/37	$2,365,188
(Cost $2,486,012)

U.S. Treasury Obligation – 0.2%
United States Treasury Bonds
$1,010,000	2.000%	02/15/50	$1,173,020
(Cost $1,179,088)

Shares	Dividend Rate	Value

Investment Company(j) – 2.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
14,122,305	0.333%	$14,122,305
(Cost $14,122,305)

TOTAL INVESTMENTS – 108.1%
(Cost $714,624,265)		$721,098,652

LIABILITIES IN EXCESS OF OTHER ASSETS – (8.1)%		(53,813,674)

NET ASSETS – 100.0%		$667,284,978

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2020.

(d)	Actual maturity date is September 20, 2117.

(e)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(f)	Guaranteed by a foreign government until maturity.

(g)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on March 31, 2020.

(h)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(i)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $73,489,077 which represents approximately 11.0% of the Fund’s net assets as of March 31, 2020.

(j)	Represents an affiliated issuer.

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2020

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
CZK	—Czech Koruna
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
CDO	—Collateralized Debt Obligation
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
CPI	—Consumer Price Index
EURO	—Euro Offered Rate
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GMAC	—General Motors Acceptance Corporation
GNMA	—Government National Mortgage Association
JIBAR	—Johannesburg Interbank Agreed Rate
JYOR	—Japanese Yen Offered Rate
KLIBOR	—Kuala Lumpur Interbank Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
MTA	—Monthly Treasury Average
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
PLC	—Public Limited Company
REMIC	—Real Estate Mortgage Investment Conduit
SOFR	—Secured Overnight Funding Rate
STIBOR	—Stockholm Interbank Offered Rate
STRIPS	—Separate Trading of Registered Interest and Principal of Securities
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2020, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	NZD	3,915,073	USD	2,310,266	06/17/20	$24,411
	TWD	69,763,225	USD	2,307,697	04/17/20	4,921
	EUR	5,343,381	CZK	143,002,801	06/17/20	150,873
	EUR	872,971	CAD	1,357,032	06/17/20	673
	CAD	5,693,575	USD	3,971,012	06/17/20	77,737
	CAD	2,583,106	EUR	1,653,723	06/17/20	7,543
	USD	1,626,280	TWD	48,777,567	04/20/20	8,592
	USD	1,361,579	INR	102,473,202	04/20/20	16,277
	USD	4,574,237	AUD	7,114,235	06/17/20	197,378
	GBP	3,317,678	USD	3,951,224	06/17/20	175,255
	USD	9,479,080	EUR	8,436,724	06/17/20	146,504
	USD	593,951	DKK	4,009,174	04/17/20	1,280
	CHF	1,348,431	USD	1,391,950	06/17/20	14,218
	USD	5,379,108	ZAR	92,393,270	06/17/20	266,058
	JPY	349,042,116	USD	3,203,624	06/17/20	53,315
	USD	11,951,062	CHF	11,176,900	06/17/20	295,589
	ILS	24,251,817	USD	6,617,119	06/17/20	257,012
	EUR	10,322,331	SEK	109,596,661	06/17/20	320,668
	USD	14,734,986	THB	467,799,939	06/17/20	475,292
	PLN	1,871,439	EUR	406,402	06/17/20	2,689

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC (continued)	USD	3,686,354	MXN	83,044,821	06/17/20	$225,817
	USD	7,819,109	TWD	233,206,027	04/17/20	88,441
	USD	4,237,769	KRW	5,063,185,308	04/21/20	79,642
	JPY	282,518,000	USD	2,608,358	04/30/20	23,380
	EUR	518,868	PLN	2,262,074	06/17/20	27,319
	USD	594,861	TRY	3,940,499	06/19/20	12,490
	USD	2,328,062	JPY	244,697,110	06/17/20	44,775
	NOK	14,499,090	EUR	1,244,321	06/17/20	18,580
	COP	4,084,463,041	USD	999,624	04/07/20	5,378
	USD	2,509,936	SEK	24,080,327	06/17/20	71,566
	USD	688,224	ILS	2,412,747	05/13/20	5,719
	CLP	1,003,478,947	USD	1,167,977	05/22/20	6,131
	AUD	1,595,285	CAD	1,370,631	06/17/20	6,794
	USD	1,363,087	BRL	6,909,845	05/05/20	36,473
	USD	1,821,902	EUR	1,625,235	05/14/20	26,281
	USD	11,096,611	NZD	17,556,394	06/17/20	627,193
	KRW	3,429,382,838	USD	2,773,567	04/21/20	42,804
	NOK	30,176,269	USD	2,744,762	06/17/20	158,646
	EUR	4,607,926	USD	4,979,061	06/17/20	118,156
	MXN	21,765,146	USD	882,986	06/17/20	23,983
	INR	34,177,329	USD	439,423	04/28/20	9,083
	USD	16,634,097	CAD	22,734,174	06/17/20	467,646
	USD	3,933,948	INR	293,516,368	04/28/20	82,158
	IDR	20,346,827,322	USD	1,242,630	04/07/20	9,713
	EUR	4,181,680	NOK	46,162,364	06/17/20	184,204
	USD	12,726,911	ILS	43,462,537	06/17/20	407,534
	USD	282,028	GBP	217,916	06/17/20	10,987
	USD	22,923,948	CNH	159,461,167	04/02/20	445,588
	USD	4,788,470	BRL	22,363,074	04/02/20	485,241
	EUR	10,920,038	USD	11,929,262	05/14/20	135,610
	CAD	2,566,804	JPY	191,802,851	06/17/20	35,548
	USD	2,868,019	RUB	214,570,504	05/22/20	141,762
	USD	959,475	CNH	6,689,798	06/17/20	17,142
	USD	704,053	JPY	73,609,405	04/30/20	18,359
	AUD	2,986,324	USD	1,762,473	06/17/20	74,791
	USD	1,417,707	TRY	9,041,621	05/04/20	64,561
	USD	1,412,250	TRY	8,894,830	05/27/20	89,307
	KRW	1,331,332,228	USD	1,065,859	06/02/20	28,400
	USD	3,036,305	COP	10,446,072,811	04/07/20	466,000
	USD	1,414,988	TRY	8,799,892	05/12/20	100,864
	EUR	441,544	HUF	148,950,456	06/17/20	32,185
	USD	468,190	TRY	2,918,048	05/14/20	32,661
	USD	473,214	TRY	2,966,506	06/04/20	32,870
	USD	936,450	TRY	5,815,539	05/11/20	67,756
	USD	478,396	TRY	2,960,169	04/20/20	33,458
	USD	947,396	TRY	5,908,326	05/20/20	66,983
	USD	1,823,669	INR	136,109,513	04/16/20	36,409
	USD	994,479	TRY	6,389,430	06/17/20	49,627
	USD	5,192,593	IDR	73,996,241,704	04/07/20	638,136
	CAD	2,761,129	USD	1,905,443	04/23/20	57,119
	USD	710,845	PLN	2,704,266	06/17/20	57,343
	USD	1,423,893	IDR	20,347,534,047	05/28/20	187,361

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC (continued)	USD	2,517,073	SEK	24,155,095	04/27/20	$73,695
	USD	1,571,401	SGD	2,121,978	04/15/20	78,107
	USD	958,725	CZK	21,548,448	06/17/20	90,792
	USD	1,543,887	IDR	21,328,803,338	04/28/20	239,533
	USD	8,409,710	KRW	9,936,998,000	05/22/20	244,885
	GBP	4,157,000	USD	4,874,145	04/29/20	292,745
	USD	10,653,656	MXN	214,227,139	04/27/20	1,660,884
	USD	8,988,660	HUF	2,686,890,179	06/17/20	758,559
	USD	15,476,713	CAD	20,388,000	04/23/20	985,287
	USD	35,733,848	GBP	27,564,863	04/29/20	1,472,455

TOTAL						$14,609,201

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	AUD	1,475,385	EUR	848,117	06/17/20	$(30,480)
	AUD	1,446,980	JPY	97,293,517	06/17/20	(17,634)
	AUD	7,046,284	USD	4,615,061	06/17/20	(280,007)
	BRL	22,363,076	USD	4,694,030	04/02/20	(390,801)
	BRL	1,022,508	USD	200,913	05/05/20	(4,603)
	CAD	1,867,970	GBP	1,099,494	06/17/20	(39,206)
	CAD	1,292,295	JPY	99,635,963	06/17/20	(10,750)
	CAD	7,130,965	USD	5,194,382	06/17/20	(123,495)
	CHF	424,289	AUD	744,353	06/17/20	(15,489)
	CHF	2,696,018	EUR	2,551,206	06/17/20	(10,649)
	CHF	1,291,992	GBP	1,116,123	06/17/20	(40,904)
	CHF	10,560,042	USD	11,280,467	06/17/20	(268,263)
	CNH	10,990,044	USD	1,570,157	04/02/20	(20,951)
	CNH	7,082,086	USD	1,015,478	06/17/20	(17,886)
	COP	6,361,609,771	USD	1,867,327	04/07/20	(302,022)
	COP	4,624,594,897	USD	1,345,846	05/08/20	(210,496)
	CZK	194,563,065	EUR	7,673,558	06/17/20	(651,727)
	CZK	21,950,683	USD	942,324	06/17/20	(58,190)
	EUR	811,940	AUD	1,479,542	06/17/20	(12,096)
	EUR	1,218,055	CAD	1,902,372	06/17/20	(5,398)
	EUR	406,402	CZK	11,289,424	06/17/20	(5,161)
	EUR	1,573,711	GBP	1,440,781	06/17/20	(51,206)
	EUR	408,025	JPY	48,875,695	06/17/20	(4,711)
	EUR	2,028,329	NOK	25,187,349	06/17/20	(179,692)
	EUR	1,753,000	USD	1,960,045	05/14/20	(23,264)
	EUR	23,149,904	USD	26,065,835	06/17/20	(457,764)
	GBP	4,066,373	USD	5,217,448	06/17/20	(159,755)
	HUF	2,026,697,106	EUR	5,806,774	06/17/20	(215,473)
	HUF	283,045,161	USD	915,418	06/17/20	(48,434)
	IDR	53,649,414,382	USD	3,886,636	04/07/20	(584,524)
	IDR	32,674,556,291	USD	2,340,347	05/28/20	(354,696)
	IDR	6,669,768,190	USD	463,114	06/08/20	(58,627)
	ILS	19,387,304	USD	5,603,752	06/17/20	(108,456)
	INR	206,819,880	USD	2,756,550	04/20/20	(41,350)
	INR	190,306,762	USD	2,611,045	04/28/20	(113,667)

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC (continued)	JPY	98,348,946	EUR	836,312	06/17/20	$(7,415)
	JPY	1,005,974,426	USD	9,589,491	06/17/20	(202,667)
	KRW	3,477,683,565	USD	2,926,062	04/21/20	(70,024)
	MXN	217,743,603	USD	10,930,454	04/27/20	(1,790,069)
	MXN	121,573,904	USD	5,603,484	06/17/20	(537,411)
	NOK	36,041,755	EUR	3,390,640	06/17/20	(282,920)
	NOK	69,097,583	USD	7,296,623	06/17/20	(648,405)
	NZD	2,307,681	EUR	1,272,221	06/17/20	(31,170)
	NZD	3,828,932	NOK	23,849,259	06/17/20	(11,345)
	NZD	9,810,180	USD	6,116,738	06/17/20	(266,626)
	PLN	2,888,735	EUR	634,361	06/17/20	(3,640)
	RUB	290,753,744	USD	4,171,156	05/22/20	(476,943)
	SEK	104,214,536	EUR	9,722,709	06/17/20	(202,368)
	SEK	30,114,618	USD	3,203,505	06/17/20	(154,105)
	THB	47,911,868	USD	1,498,573	06/17/20	(38,102)
	TRY	5,474,561	USD	864,777	04/20/20	(41,906)
	TRY	5,858,314	USD	895,319	05/04/20	(18,578)
	TRY	3,252,236	USD	524,384	05/11/20	(38,583)
	TRY	5,866,381	USD	945,020	05/12/20	(68,969)
	TRY	2,846,043	USD	458,152	05/14/20	(33,370)
	TRY	3,012,645	USD	480,206	05/27/20	(32,130)
	TRY	2,010,222	USD	319,794	06/04/20	(21,399)
	TRY	5,195,279	USD	807,282	06/17/20	(39,017)
	TWD	237,186,622	USD	7,892,343	04/17/20	(29,720)
	TWD	49,966,762	USD	1,662,323	04/20/20	(5,197)
	USD	2,165,833	AUD	3,670,964	06/17/20	(92,639)
	USD	1,260,304	CAD	1,786,456	06/17/20	(10,060)
	USD	850,871	CLP	736,429,001	05/22/20	(10,779)
	USD	21,274,196	CNH	151,291,767	06/18/20	(36,605)
	USD	997,001	COP	4,084,463,041	05/08/20	(5,745)
	USD	90,542,148	EUR	83,389,067	05/14/20	(1,589,240)
	USD	6,399,696	EUR	5,854,393	06/17/20	(76,346)
	USD	551,754	GBP	451,040	04/29/20	(8,861)
	USD	4,516,066	GBP	3,729,304	06/17/20	(122,391)
	USD	1,228,006	IDR	20,346,827,322	05/28/20	(8,483)
	USD	756,885	INR	58,511,729	04/28/20	(10,959)
	USD	115,222,168	JPY	12,450,389,000	04/30/20	(756,911)
	USD	2,458,585	JPY	268,400,885	06/17/20	(45,885)
	USD	917,134	KRW	1,136,665,509	04/21/20	(16,349)
	USD	3,978,252	MXN	96,890,814	06/17/20	(59,255)
	USD	1,943,417	NOK	22,265,241	06/17/20	(198,831)
	USD	879,936	RUB	71,458,317	05/22/20	(27,987)
	USD	450,936	SEK	4,465,188	06/17/20	(1,208)
	USD	2,572,022	TWD	77,760,486	04/17/20	(5,702)
	ZAR	62,213,313	USD	3,617,333	06/17/20	(174,443)

TOTAL						$(13,228,585)

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD SALES CONTRACTS — At March 31, 2020, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
GNMA	4.000%	TBA-30yr	02/18/20	$(4,000,000)	$(4,250,757)
UMBS, 30 Year, Single Family	3.000	TBA-30yr	03/05/20	(1,000,000)	(1,048,656)

TOTAL (Proceeds Receivable: $(5,189,219))					$(5,299,413)

(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At March 31, 2020, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 3 Year Government Bonds	52	06/15/20	$3,745,757	$7,686
Australian 10 Year Government Bonds	67	06/15/20	6,206,926	38,659
Eurodollars	13	06/15/20	3,232,938	39,446
French 10 Year Government Bonds	52	06/08/20	9,589,622	(268,459)
Italian 10 Year Government Bonds	18	06/08/20	2,214,710	(17,100)
Italian 10 Year Government Bonds	3	06/08/20	467,883	(13,614)
Japan 10 Year Government Bonds	3	06/15/20	4,256,777	19,241
Ultra 10 Year U.S. Treasury Notes	113	06/19/20	17,631,531	910,700
Ultra Long U.S. Treasury Bonds	44	06/19/20	9,762,500	345,615
1 Month SOFR	101	07/31/20	42,061,448	361,780
2 Year German Euro-Schatz	111	06/08/20	13,734,506	(18,532)
5 Year German Euro-Bobl	54	06/08/20	8,052,644	(54,279)
10 Year German Euro-Bund	77	06/08/20	14,650,111	(175,456)
10 Year U.S. Treasury Notes	26	06/19/20	3,605,875	28,730

Total				$1,204,417
Short position contracts:
Euro Buxl 30 Year Bonds	(3)	06/08/20	(694,496)	26,222
30 day Federal Funds	(101)	07/31/20	(42,061,448)	(360,451)
2 Year U.S. Treasury Notes	(108)	06/30/20	(23,801,344)	(15,560)
5 Year U.S. Treasury Notes	(62)	06/30/20	(7,772,281)	(183,643)

Total				$(533,432)

TOTAL FUTURES CONTRACTS				$670,985

SWAP CONTRACTS — At March 31, 2020, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund(a)	Payments Received by the Fund(a)	Counterparty	Termination Date	Notional Amount (000s)		Value	Unrealized Appreciation/ (Depreciation)*

3M KLIBOR	3.565%	JPMorgan Securities, Inc.	03/14/24	MYR	10,040	$105,266	$105,266

(a)	Payments made quarterly.
*	There are no upfront payments on the swap contract(s), therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
1M BID Avg(a)	4.811%(a)	01/03/22	BRL	4,875		$12,318	$—	$12,318
1M BID Avg(a)	5.440(a)	01/03/22		25,945		131,942	45,196	86,746
3M LIBOR(d)	1.750(b)	03/18/22		$10,960		292,834	235,236	57,598
1.750%(b)	6M CDOR(b)	03/18/22	CAD	9,810		(139,793)	(88,638)	(51,155)
Mexico IB TIIE 28 Days(a)	6.000(a)	06/15/22	MXN	48,050	(c)	12,161	631	11,530
3M JIBAR(d)	6.500(d)	06/17/22	ZAR	80,780	(c)	102,524	9,796	92,728
6.245(e)	1M BID Avg(e)	01/02/23	BRL	4,950		(23,176)	—	(23,176)
7.223(a)	1M BID Avg(a)	01/02/23		4,500		(40,201)	—	(40,201)
1M BID Avg(e)	5.750(a)	01/02/23		4,050		12,519	5,764	6,755
1M BID Avg(a)	6.372(a)	01/02/23		1,275		6,525	—	6,525
1M BID Avg(a)	6.660(a)	01/02/23		2,505		20,426	5,347	15,079
1M BID Avg(e)	5.330(e)	01/02/24		6,000		(23,479)	(1,220)	(22,259)
1M LIBOR+0.090(d)	3M LIBOR	07/25/24		$28,200		(28,779)	452	(29,231)
6.260(a)	1M BID Avg(a)	01/02/25	BRL	100		102	3	99
6M EURO(b)	0.080(f)	01/15/25	EUR	4,960		87,011	27,567	59,444
6M EURO(b)	0.000(f)	03/18/25		9,080		(1,453)	—	(1,453)
6M GBP(f)	0.400(f)	03/18/25	GBP	15,670		157,383	8,741	148,642
6M CHFOR(b)	(0.500)(f)	03/18/25	CHF	4,390		4,805	43,319	(38,514)
6M GBP(b)	1.000(b)	03/18/25	GBP	1,860		55,494	53,961	1,533
3M NZDOR(d)	1.500(b)	03/18/25	NZD	9,920		255,303	(20,678)	275,981
3M CDOR(b)	1.750(b)	03/18/25	CAD	6,810		188,898	(1,513)	190,411
2.000(b)	6M NIBOR(f)	03/18/25	NOK	136,330		(748,361)	(315,562)	(432,799)
0.000(b)	6M EURO(f)	03/18/25	EUR	9,080		(121,926)	(369,601)	247,675
6M GBP(f)	0.270(f)	06/17/25	GBP	16,640	(c)	22,098	8,775	13,323
1.400(b)	6M WIBOR(f)	06/17/25	PLN	4,000	(c)	(25,264)	(9,226)	(16,038)
6M EURO(b)	0.250(f)	03/18/27	EUR	7,700		244,800	187,911	56,889
6M CDOR(b)	2.750(b)	06/21/28	CAD	8,010	(c)	421,722	(52,195)	473,917
1.500(b)	6M EURO(f)	06/21/28	EUR	5,050	(c)	(417,993)	(59,157)	(358,836)
0.500(b)	6M GBP(b)	03/10/30	GBP	6,720	(c)	63,052	128,962	(65,910)
6M AUDOR(b)	1.000(b)	03/11/30	AUD	12,100	(c)	(79,333)	(191,013)	111,680
6M CHFOR(b)	(0.200)(f)	03/18/30	CHF	1,110		3,714	458	3,256
6M EURO(b)	0.000(f)	03/18/30	EUR	9,290		(1,454)	—	(1,454)
6M GBP(b)	1.000(b)	03/18/30	GBP	2,090		106,266	(571)	106,837
6M AUDOR(b)	1.750(b)	03/18/30	AUD	12,210		617,655	299,924	317,731
3M LIBOR(d)	2.000(b)	03/18/30		$710		90,989	27,105	63,884
3M CDOR (b)	2.000(b)	03/18/30	CAD	3,600		215,941	(33,776)	249,717
2.000(b)	6M NIBOR(f)	03/18/30	NOK	14,410		(126,140)	(7,064)	(119,076)
0.500(d)	3M STIBOR(f)	03/18/30	SEK	49,460		(56,486)	(123,975)	67,489
0.500(b)	6M EURO(f)	03/18/30	EUR	8,010		(475,244)	(901,518)	426,274
0.570(f)	6M GBP(f)	03/18/30	GBP	6,090		(200,973)	15,033	(216,006)
6M AUDOR(b)	1.750(b)	03/19/30	AUD	10,090	(c)	153,625	178,624	(24,999)
6M EURO(b)	(0.250)(f)	06/17/30	EUR	8,380	(c)	(228,210)	(342,538)	114,328
3M KWCDC(d)	1.000(d)	06/17/30	KRW	2,267,220		(14,238)	13,911	(28,149)
0.308(f)	6M GBP(f)	06/17/30	GBP	4,570	(c)	(579)	(13,046)	12,467
0.400(f)	6M GBP(f)	06/17/30		6,640	(c)	(75,638)	(24,415)	(51,223)
1.750(d)	3M LIBOR(b)	06/18/30		$6,800	(c)	(273,082)	(280,728)	7,646
6M EURO(b)	0.280(f)	07/06/31	EUR	800	(c)	18,246	2,135	16,111
1.250(b)	6M GBP(b)	03/18/35	GBP	1,360		(154,846)	(50,412)	(104,434)
6M EURO(b)	0.750(f)	03/18/40	EUR	780		91,263	44,096	47,167
6M GBP(b)	1.250(b)	03/18/40	GBP	540		80,004	22,801	57,203
0.400(f)	6M GBP(f)	06/17/40		3,050	(c)	(39,090)	(16,427)	(22,663)

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
1.750% (d)	3M LIBOR(b)	06/19/40		$1,400	(c)	$(94,278)	$(37,745)	$(56,533)
6M JYOR(b)	0.500% (b)	06/20/40	JPY	244,300	(c)	49,549	48,239	1,310
6M GBP(b)	1.250(b)	03/18/50	GBP	550		127,059	32,803	94,256
6M JYOR(b)	0.500(b)	06/20/50	JPY	328,990	(c)	54,264	52,314	1,950
1.750(d)	3M LIBOR(b)	06/20/50		$2,330	(c)	(153,519)	(85,593)	(67,926)

TOTAL						$156,957	$(1,527,507)	$1,684,464

(a)	Payments made monthly.
(b)	Payments made semi-annually.
(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2020.
(d)	Payments made quarterly.
(e)	Payments made at the termination date.
(f)	Payments made annually.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/ Index	Financing Rate Paid by the Fund(a)	Credit Spread at March 31, 2020(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
People’s Republic of China, 7.500%, 10/28/27	(1.000)%	0.101%	Barclays Bank PLC	12/20/21	$460	$(7,326)	$(630)	$(6,696)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.074	Citibank NA	12/20/20	13,280	(94,080)	14,501	(108,581)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.089	Deutsche Bank AG (London)	06/20/21	100	(1,139)	(6)	(1,133)

TOTAL						$(102,545)	$13,865	$(116,410)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2020(b)	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
CDX.NA.IG Index 28	1.000%	1.103%	06/20/22		$22,525	$(11,652)	$362,173	$(373,825)
CDX.NA.IG Index 32	1.000	1.024	06/20/24		13,890	(13,956)	169,513	(183,469)
CDX.NA.IG Index 33	1.000	1.079	12/20/24		22,050	(71,233)	224,303	(295,536)
iTraxx Europe Series 33	1.000	1.238	06/20/30	EUR	7,450	(180,850)	(307,681)	126,831
Kingdom of Saudi Arabia, 2.375%, 10/26/21	1.000	1.576	06/20/24		$1,130	(24,412)	4,556	(28,968)
Republic of Chile, 3.875%, 08/05/20	1.000	1.175	12/20/24		1,000	(8,613)	23,910	(32,523)
Republic of Colombia, 10.375%, 01/28/33	1.000	1.953	06/20/24		2,950	(113,100)	(9,224)	(103,876)

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (continued)

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2020(b)	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Republic of Indonesia, 5.875%, 03/13/20	1.000%	1.736%	06/20/24		$110	$(3,051)	$(211)	$(2,840)
Republic of Peru, 8.750%, 11/21/33	1.000	0.972	06/20/24		20	28	415	(387)
Russian Federation, 7.500%, 03/31/30	1.000	1.841	12/20/24		1,580	(57,924)	8,884	(66,808)
Unibail-Rodamco-Westfield SE, 2.375%, 02/25/21	1.000	2.166	06/20/24	EUR	1,200	(61,999)	21,251	(83,250)
United Mexican States, 4.150%, 03/28/27	1.000	2.035	06/20/24		$320	(13,440)	(4,000)	(9,440)

TOTAL						$(560,202)	$493,889	$(1,054,091)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At March 31, 2020, the Fund had the following purchased and written options:

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Puts

6M IRS	Deutsche Bank AG (London)	1.985%	06/09/2020	11,400,000	$11,400,000	$235	$132,625	$(132,390)
Written option contracts
Calls
1Y IRS	Barclays Bank PLC	(0.340)	03/25/2021	(18,850,000)	(18,850,000)	(19,324)	(22,056)	2,732
4M IRS	Barclays Bank PLC	(0.400)	06/26/2020	(7,320,000)	(7,320,000)	(10,721)	(22,533)	11,812
6M IRS	Barclays Bank PLC	(0.350)	05/27/2020	(22,190,000)	(22,190,000)	(34,365)	(32,972)	(1,393)
1Y IRS	BofA Securities LLC	(0.390)	03/25/2021	(17,810,000)	(17,810,000)	(13,806)	(21,590)	7,784
1M IRS	Deutsche Bank AG (London)	0.395	09/30/2020	(9,900,000)	(9,900,000)	(111,345)	(125,730)	14,385
6M IRS	Deutsche Bank AG (London)	0.395	09/30/2020	(9,900,000)	(9,900,000)	(111,345)	(102,960)	(8,385)
1Y IRS	JPMorgan Securities, Inc.	(0.390)	03/25/2021	(12,110,000)	(12,110,000)	(9,388)	(12,982)	3,594
4M IRS	JPMorgan Securities, Inc.	(0.400)	06/26/2020	(11,490,000)	(11,490,000)	(16,829)	(36,674)	19,845
6M IRS	JPMorgan Securities, Inc.	(0.350)	08/13/2020	(15,360,000)	(15,360,000)	(44,777)	(40,466)	(4,311)
6M IRS	MS & Co. Int. PLC	(0.350)	08/13/2020	(15,360,000)	(15,360,000)	(44,776)	(39,966)	(4,810)
1Y IRS	UBS AG (London)	(0.256)	08/27/2020	(5,070,000)	(5,070,000)	(39,479)	(81,676)	42,197
6M IRS	UBS AG (London)	0.350	05/27/2020	(4,560,000)	(4,560,000)	(146,730)	(5,054)	(141,676)
6M IRS	UBS AG (London)	0.380	07/02/2021	(1,860,000)	(1,860,000)	(95,059)	(72,327)	(22,732)

				(151,780,000)	$(151,780,000)	$(697,944)	$(616,986)	$(80,958)
Puts
1Y IRS	Barclays Bank PLC	0.340	03/25/2021	(18,850,000)	(18,850,000)	(22,233)	(22,056)	(177)
6M IRS	Barclays Bank PLC	0.100	05/27/2020	(22,190,000)	(22,190,000)	(38,858)	(67,305)	28,447
1Y IRS	BofA Securities LLC	0.390	03/25/2021	(17,810,000)	(17,810,000)	(26,477)	(19,015)	(7,462)

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS (continued)

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Puts (continued)
6M IRS	Deutsche Bank AG (London)	2.235%	06/09/2020	(27,000,000)	$(27,000,000)	$(91)	$(27,000)	$26,909
1Y IRS	JPMorgan Securities, Inc.	0.390	03/25/2021	(25,160,000)	(25,160,000)	(18,003)	(65,536)	47,533
6M IRS	UBS AG (London)	0.100	05/27/2020	(4,560,000)	(4,560,000)	(1,597)	(15,668)	14,071
6M IRS	UBS AG (London)	0.380	07/02/2021	(1,860,000)	(1,860,000)	(31,658)	(23,470)	(8,188)

				(117,430,000)	$(117,430,000)	$(138,917)	$(240,050)	$101,133

Total written option contracts				(269,210,000)	$(269,210,000)	$(836,861)	$(857,036)	$20,175

TOTAL				(257,810,000)	$(257,810,000)	$(836,626)	$(724,411)	$(112,215)

Abbreviations:
1Y IRS	—1 Year Interest Rate Swaptions
1M BID Avg	—1 Month Brazilian Interbank Deposit Average
4M IRS	—4 Month Interest Rate Swaptions
6M IRS	—6 Month Interest Rate Swaptions
BoA Securities LLC	—Bank of America Securities LLC
CDX.NA.IG Index 28	—CDX North America Investment Grade Index 28
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
Mexico IB TIIE 28D	—Mexico Interbank TIIE 28 Days

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME FUND

Schedule of Investments

March 31, 2020

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans(a) – 1.0%
Diversified Manufacturing(b) – 0.4%
AI Aqua Merger Sub, Inc.
$29,923	0.000%		12/13/23	$25,435
19,948	0.000		12/13/23	16,956
Apex Tool Group LLC
64,589	0.000		08/01/24	49,383

				91,774

Entertainment(c) – 0.3%
Playtika Holding Corp.(6M LIBOR + 6.000%)
64,188	7.072		12/10/24	59,587

Healthcare Providers & Services(c) – 0.1%
Envision Healthcare Corp. (1M LIBOR + 3.750%)
49,874	4.739		10/10/25	25,186

Technology – Software/Services(b) – 0.2%
Vertafore, Inc.
39,798	0.000		07/02/25	34,860
25,000	0.000		07/02/26	21,300

				56,160

TOTAL BANK LOANS
(Cost $285,369)				$232,707

Corporate Obligations – 83.2%
Advertising(d)(e) – 0.2%
Terrier Media Buyer, Inc.
50,000	8.875		12/15/27	42,750

Aerospace & Defense(d)(e) – 0.4%
Bombardier, Inc.
85,000	7.500		12/01/24	59,075
TransDigm, Inc.
50,000	5.500		11/15/27	44,875

				103,950

Agriculture – 0.7%
MHP Lux SA
200,000	6.950		04/03/26	167,625

Automotive – 0.8%
Adient US LLC(d)(e)
40,000	7.000		05/15/26	37,000
Dealer Tire LLC/DT Issuer LLC(d)(e)
35,000	8.000		02/01/28	28,000
Delphi Technologies PLC(e)
30,000	5.000		10/01/25	23,925
General Motors Financial Co., Inc.(d)
50,000	3.250		01/05/23	46,246
Panther BF Aggregator 2 LP/Panther Finance Co., Inc.(d)(e)
60,000	6.250		05/15/26	56,700

				191,871

Banks – 15.1%
Banco do Brasil SA(c)(d)(10 Year CMT + 4.398%)
200,000	6.250		04/15/49	157,000
Banco Mercantil del Norte SA(c)(d)(10 year CMT + 5.353%)
200,000	7.625		01/10/49	148,500

Corporate Obligations – (continued)
Banks – (continued)
Bank of America Corp.
125,000	4.200		08/26/24	132,750
175,000	3.248	(d)	10/21/27	182,721
(3M USD LIBOR + 3.150%)
41,000	4.083	(c)(d)	03/20/51	46,328
BNP Paribas SA(e)
200,000	3.375		01/09/25	199,218
Citigroup, Inc.
125,000	3.400		05/01/26	132,093
125,000	4.300		11/20/26	131,651
(SOFR + 3.914%)
75,000	4.412	(c)(d)	03/31/31	82,393
Credit Bank of Moscow Via CBOM Finance PLC(e)
200,000	4.700		01/29/25	152,630
Credit Suisse Group AG(c)(d)(e)(SOFR + 3.730%)
250,000	4.194		04/01/31	256,157
Credit Suisse Group Funding Guernsey Ltd.
250,000	4.550		04/17/26	263,942
HSBC Holdings PLC
205,000	4.950		03/31/30	226,168
Huntington Bancshares, Inc.(d)
50,000	2.625		08/06/24	50,629
Itau Unibanco Holding SA(c)(d)(5 Year CMT + 3.981%)
200,000	6.125		12/12/99	185,375
JPMorgan Chase & Co.(d)
(SOFR + 1.160%)
200,000	2.301	(c)	10/15/25	199,468
125,000	3.625		12/01/27	130,970
(3M USD LIBOR + 3.800%)
40,000	5.300	(c)	12/29/49	37,304
Morgan Stanley, Inc. (SOFR + 1.152%)
175,000	2.720	(c)(d)	07/22/25	175,950
125,000	3.950		04/23/27	129,744
Turkiye Vakiflar Bankasi TAO
210,000	6.000		11/01/22	188,016
Wells Fargo & Co.
125,000	4.300		07/22/27	132,453
Yapi ve Kredi Bankasi A/S(c)(d)(e)(5 Year USD Swap + 11.245%)
200,000	13.875		01/15/99	196,062

				3,537,522

Beverages(d) – 1.9%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
175,000	3.650		02/01/26	183,760
Anheuser-Busch InBev Worldwide, Inc.
50,000	4.750		01/23/29	55,134
Constellation Brands, Inc.
175,000	3.700		12/06/26	173,726
PepsiCo., Inc.
24,000	2.750		03/19/30	25,485

				438,105

Building Materials(d)(e) – 0.9%
Builders FirstSource, Inc.
17,000	5.000		03/01/30	15,428

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS INCOME FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Building Materials(d)(e) – (continued)
	Griffon Corp.
	$17,000	5.750%	03/01/28	$15,980
	JELD-WEN, Inc.
	200,000	4.875	12/15/27	176,500

				207,908

Chemicals(d) – 1.5%
	Kraton Polymers LLC/Kraton Polymers Capital Corp.(e)
	50,000	7.000	04/15/25	44,250
	OCI NV(e)
	200,000	5.250	11/01/24	189,500
	The Sherwin-Williams Co.
	125,000	3.125	06/01/24	124,466

				358,216

Commercial Services(d) – 1.5%
	IHS Markit Ltd.
	50,000	3.625	05/01/24	50,792
	PayPal Holdings, Inc.
	250,000	2.650	10/01/26	245,047
	Refinitiv US Holdings, Inc.(e)
	55,000	8.250	11/15/26	58,025

				353,864

Computers(d) – 2.0%
	Dell International LLC/EMC Corp.(e)
	240,000	4.000	07/15/24	242,637
	Hewlett Packard Enterprise Co.
	225,000	4.900	10/15/25	232,612

				475,249

Distribution & Wholesale(d)(e)(f) – 0.3%
	Core & Main Holdings LP(PIK 9.375%, Cash 8.625%)
	70,000	8.625	09/15/24	64,050

Diversified Financial Services – 3.7%
	AerCap Ireland Capital DAC/AerCap Global Aviation Trust(d)
	150,000	4.875	01/16/24	128,833
	Air Lease Corp.(d)
	120,000	3.750	06/01/26	103,446
	American Express Co.(c)(d) (3M USD LIBOR + 3.285%)
	25,000	4.026	12/29/49	21,125
	Avolon Holdings Funding Ltd.(d)(e)
	60,000	3.950	07/01/24	47,279
	50,000	2.875	02/15/25	39,535
	Global Aircraft Leasing Co. Ltd.(d)(e)(f)(PIK 7.250%, Cash 6.500%)
	85,000	6.500	09/15/24	52,913
	LPL Holdings, Inc.(d)(e)
	195,000	4.625	11/15/27	178,425
	Muthoot Finance Ltd.(e)
	200,000	6.125	10/31/22	170,375
	Navient Corp.(d)
	150,000	5.000	03/15/27	129,000

				870,931

Corporate Obligations – (continued)
Electrical(d) – 2.1%
	American Electric Power Co., Inc.
	25,000	2.300	03/01/30	23,317
	FirstEnergy Corp.
	75,000	2.650	03/01/30	70,794
	Sempra Energy
	50,000	3.400	02/01/28	50,736
	The Southern Co.
	120,000	3.250	07/01/26	120,906
	Transelec SA
	200,000	3.875	01/12/29	178,000
	Vistra Operations Co. LLC(e)
	60,000	4.300	07/15/29	53,317

				497,070

Electronics(e) – 0.1%
	Sensata Technologies B.V.
	25,000	4.875	10/15/23	23,812
	2,000	5.625	11/01/24	1,928

				25,740

Engineering & Construction(d) – 1.4%
	IHS Netherlands Holdco B.V.
	200,000	7.125	03/18/25	169,000
	Mexico City Airport Trust
	200,000	5.500	10/31/46	162,000

				331,000

Entertainment(d) – 2.1%
	Lions Gate Capital Holdings LLC(e)
	130,000	5.875	11/01/24	111,800
	Motion Bondco DAC(e)
	200,000	6.625	11/15/27	152,000
	Pinewood Finance Co., Ltd.
GBP	100,000	3.250	09/30/25	115,767
	Scientific Games International, Inc.(e)
	185,000	8.250	03/15/26	118,400

				497,967

Environmental(d)(e) – 1.0%
	GFL Environmental, Inc.
	117,000	7.000	06/01/26	113,490
	Waste Pro USA, Inc.
	119,000	5.500	02/15/26	109,629

				223,119

Food & Beverages – 0.1%
	General Mills, Inc.
	26,000	2.875	04/15/30	25,948

Food & Drug Retailing(d) – 0.6%
	Kraft Heinz Foods Co.
	115,000	5.000	07/15/35	115,101
	Post Holdings, Inc.(e)
	22,000	4.625	04/15/30	21,065

				136,166

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Gaming(d)(e) – 0.9%
	Boyd Gaming Corp.
	$200,000	4.750%		12/01/27	$165,000
	Station Casinos LLC
	44,000	4.500		02/15/28	35,640

					200,640

Gas(d) – 0.2%
	NiSource, Inc.
	50,000	3.490		05/15/27	50,686

Healthcare Providers & Services – 2.0%
	Centene Corp.(d)(e)
	60,000	4.250		12/15/27	60,397
	Charles River Laboratories International, Inc.(d)(e)
	60,000	4.250		05/01/28	58,200
	CHS/Community Health Systems, Inc.(d)(e)
	40,000	8.000		03/15/26	38,000
	HCA, Inc.
	50,000	5.375		02/01/25	51,125
	60,000	5.625	(d)	09/01/28	63,000
	MEDNAX, Inc.(d)(e)
	50,000	6.250		01/15/27	40,161
	MPH Acquisition Holdings LLC(e)
	50,000	7.125		06/01/24	44,000
	Tenet Healthcare Corp.
	58,000	6.750		06/15/23	53,505
	Zimmer Biomet Holdings, Inc.(d)
	50,000	3.550		03/20/30	49,666

					458,054

Home Builders(d)(e) – 0.2%
	Mattamy Group Corp.
	42,000	4.625		03/01/30	36,540

Housewares(d) – 0.2%
	Newell Brands, Inc.
	38,000	4.200		04/01/26	37,240

Insurance(d) – 2.2%
	Acrisure LLC/Acrisure Finance, Inc.(e)
	60,000	8.125		02/15/24	56,400
	60,000	10.125		08/01/26	57,600
	American International Group, Inc.
	175,000	3.900		04/01/26	180,346
	Arch Capital Finance LLC
	55,000	4.011		12/15/26	55,514
	AXA Equitable Holdings, Inc.
	60,000	4.350		04/20/28	59,369
	HUB International Ltd.(e)
	60,000	7.000		05/01/26	57,600
	Prudential Financial, Inc.(c) (3M USD LIBOR + 3.920%)
	50,000	5.625		06/15/43	46,849

					513,678

Internet – 2.3%
	Match Group, Inc.(d)(e)
	53,000	4.125		08/01/30	47,700

Corporate Obligations – (continued)
Internet – (continued)
	Netflix, Inc.
	185,000	5.875		02/15/25	194,712
	50,000	4.875	(d)(e)	06/15/30	51,000
	Twitter, Inc.(d)(e)
	60,000	3.875		12/15/27	57,600
	Uber Technologies, Inc.(d)(e)
	195,000	7.500		11/01/23	191,588

					542,600

Iron/Steel(d)(e) – 0.5%
	Cleveland-Cliffs, Inc.
	75,000	4.875		01/15/24	68,250
	50,000	6.750		03/15/26	44,500

					112,750

Machinery-Diversified(d)(e) – 0.2%
	Titan Acquisition Ltd./Titan Co-Borrower LLC
	57,000	7.750		04/15/26	47,595

Media – 6.3%
	Charter Communications Operating LLC/Charter Communications Operating Capital(d)
	175,000	4.908		07/23/25	188,100
	Comcast Corp.(d)
	100,000	4.150		10/15/28	113,019
	DISH DBS Corp.
	123,000	7.750		07/01/26	125,768
	Entercom Media Corp.(d)(e)
	190,000	6.500		05/01/27	165,300
	Gray Television, Inc.(d)(e)
	180,000	7.000		05/15/27	179,100
	iHeartCommunications, Inc.(d)
	55,000	8.375		05/01/27	47,025
	Meredith Corp.(d)
	195,000	6.875		02/01/26	167,700
	Scripps Escrow, Inc.(d)(e)
	115,000	5.875		07/15/27	101,200
	TEGNA, Inc.(d)(e)
	50,000	4.625		03/15/28	44,250
	The Walt Disney Co.
	44,000	3.800		03/22/30	49,327
	Virgin Media Secured Finance PLC(d)(e)
	200,000	5.500		05/15/29	200,750
	Ziggo Bond Co. B.V.(d)(e)
EUR	100,000	3.375		02/28/30	98,894

					1,480,433

Metals & Mining – 0.9%(d)
	Anglo American Capital Co.
	200,000	5.625		04/01/30	202,890

Mining(d) – 2.3%
	Aleris International, Inc.(e)
	85,000	10.750		07/15/23	85,000
	Arconic Corp.(e)
	52,000	6.125		02/15/28	53,105
	FMG Resources August 2006 Pty Ltd.(e)
	35,000	5.125		03/15/23	34,781

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS INCOME FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Mining(d) – (continued)
	Freeport-McMoRan, Inc.
	$200,000	5.400%		11/14/34	$186,000
	Glencore Funding LLC(e)
	50,000	4.125		03/12/24	46,742
	Newmont Corp.
	50,000	2.250		10/01/30	46,487
	Novelis Corp.(e)
	100,000	4.750		01/30/30	89,500

					541,615

Miscellaneous Manufacturing – 0.5%
	General Electric Co.
	125,000	3.375		03/11/24	123,783

Oil Field Services – 2.9%
	Antero Resources Corp.(d)
	17,000	5.375		11/01/21	12,070
	30,000	5.125		12/01/22	16,200
	BP Capital Markets America, Inc.(d)
	115,000	3.796		09/21/25	119,498
	Devon Energy Corp.(d)
	55,000	5.850		12/15/25	44,787
	DNO ASA(d)(e)
	100,000	8.750		05/31/23	53,550
	Kosmos Energy Ltd.(d)
	200,000	7.125		04/04/26	110,282
	Laredo Petroleum, Inc.(d)
	40,000	9.500		01/15/25	16,000
	Nabors Industries, Inc.(d)
	60,000	5.750		02/01/25	13,200
	Occidental Petroleum Corp.(d)
	60,000	2.700		02/15/23	36,214
	Petrobras Global Finance B.V.
	190,000	5.299		01/27/25	180,856
	Transocean, Inc.(d)(e)
	40,000	8.000		02/01/27	19,000
	USA Compression Partners LP/USA Compression Finance Corp.(d)
	83,000	6.875		04/01/26	51,875

					673,532

Packaging(e) – 1.3%
	Sealed Air Corp.
	113,000	6.875		07/15/33	114,695
	Trivium Packaging Finance B.V.(d)
	200,000	8.500		08/15/27	201,000

					315,695

Pharmaceuticals(d) – 4.1%
	AbbVie, Inc.(e)
	175,000	3.200		11/21/29	175,383
	Bausch Health Cos., Inc.
EUR	100,000	4.500		05/15/23	105,273
	$175,000	9.000	(e)	12/15/25	184,188
	35,000	5.000	(e)	01/30/28	32,900
	Becton Dickinson & Co.
	175,000	3.700		06/06/27	177,730

Corporate Obligations – (continued)
Pharmaceuticals(d) – (continued)
	Cigna Corp.
	84,000	3.750		07/15/23	85,698
	CVS Health Corp.
	125,000	3.375		08/12/24	128,104
	HLF Financing S.a.r.l. LLC/Herbalife International, Inc.(e)
	77,000	7.250		08/15/26	65,450

					954,726

Pipelines(d) – 3.8%
	Antero Midstream Partners LP/Antero Midstream Finance Corp.
	60,000	5.375		09/15/24	40,800
	Buckeye Partners LP
	215,000	3.950		12/01/26	176,300
	50,000	4.125		12/01/27	41,000
	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.(e)
	25,000	5.625		05/01/27	13,625
	Energy Transfer Operating LP
	60,000	4.050		03/15/25	53,252
	EnLink Midstream Partners LP
	40,000	4.400		04/01/24	20,200
	Enterprise Products Operating LLC
	60,000	3.350		03/15/23	58,887
	Genesis Energy LP/Genesis Energy Finance Corp.
	95,000	7.750		02/01/28	67,925
	MPLX LP
	60,000	4.000		03/15/28	50,999
	NuStar Logistics LP
	45,000	6.000		06/01/26	33,750
	Plains All American Pipeline LP/PAA Finance Corp.
	60,000	3.850		10/15/23	54,266
	Sabine Pass Liquefaction LLC
	115,000	5.625		04/15/23	106,948
	Summit Midstream Holdings LLC/Summit Midstream Finance Corp.
	45,000	5.500		08/15/22	9,900
	Targa Resources Partners LP/Targa Resources Partners Finance Corp.
	95,000	5.375		02/01/27	78,375
	The Williams Cos., Inc.
	60,000	4.550		06/24/24	54,805
	Western Midstream Operating LP
	50,000	3.100		02/01/25	26,118

					887,150

Real Estate Investment Trust(d) – 2.4%
	Alexandria Real Estate Equities, Inc.
	115,000	3.800		04/15/26	115,387
	American Tower Corp.
	175,000	3.375		05/15/24	174,795
	Realogy Group LLC/Realogy Co-Issuer Corp.(e)
	70,000	9.375		04/01/27	58,450
	Regency Centers LP
	60,000	2.950		09/15/29	56,327
	Spirit Realty LP
	60,000	4.000		07/15/29	56,635

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Real Estate Investment Trust(d) – (continued)
	VEREIT Operating Partnership LP
	$55,000	4.875%	06/01/26	$52,956
	WP Carey, Inc.
	60,000	3.850	07/15/29	58,502

				573,052

Retailing(d) – 1.6%
	Asbury Automotive Group, Inc.(e)
	5,000	4.500	03/01/28	4,300
	Beacon Roofing Supply, Inc.(e)
	205,000	4.875	11/01/25	185,012
	IRB Holding Corp.(e)
	54,000	6.750	02/15/26	43,200
	Lowe’s Cos., Inc.
	20,000	5.125	04/15/50	23,926
	The Home Depot, Inc.
	30,000	3.350	04/15/50	31,784
	Yum! Brands, Inc.(e)
	2,000	7.750	04/01/25	2,103
	88,000	4.750	01/15/30	82,720

				373,045

Semiconductors(d) – 2.4%
	Amkor Technology, Inc.(e)
	55,000	6.625	09/15/27	50,737
	Broadcom Corp./Broadcom Cayman Finance Ltd.
	185,000	3.625	01/15/24	182,934
	NXP B.V./NXP Funding LLC/NXP USA, Inc.(e)
	240,000	3.875	06/18/26	234,379
	Qorvo, Inc.(e)
	100,000	4.375	10/15/29	92,000

				560,050

Software(d) – 3.0%
	Adobe, Inc.
	25,000	2.150	02/01/27	25,419
	50,000	2.300	02/01/30	49,677
	Camelot Finance SA(e)
	195,000	4.500	11/01/26	186,225
	Castle US Holding Corp.(e)
	45,000	9.500	02/15/28	42,975
	Fair Isaac Corp.(e)
	15,000	4.000	06/15/28	14,213
	Fiserv, Inc.
	240,000	3.200	07/01/26	246,096
	Open Text Holdings, Inc.(e)
	67,000	4.125	02/15/30	62,980
	Oracle Corp.
	36,000	3.600	04/01/50	35,968
	PTC, Inc.(e)
	31,000	3.625	02/15/25	29,062

				692,615

Telecommunication Services – 6.3%
	Altice France SA(d)(e)
EUR	100,000	2.125	02/15/25	101,191

Corporate Obligations – (continued)
Telecommunication Services – (continued)
	AT&T, Inc.(d)
	$125,000	4.125	02/17/26	132,410
	50,000	4.250	03/01/27	53,416
	Intelsat Jackson Holdings SA(e)
	55,000	9.500	09/30/22	55,550
	MTN Mauritius Investments Ltd.
	200,000	6.500	10/13/26	190,437
	Sprint Capital Corp.
	125,000	8.750	03/15/32	164,688
	Sprint Corp.
	90,000	7.875	09/15/23	98,775
	Telecom Italia SpA(d)
EUR	175,000	2.875	01/28/26	181,388
	Telesat Canada/Telesat LLC(d)(e)
	$195,000	6.500	10/15/27	188,906
	Verizon Communications, Inc.
	225,000	3.376	02/15/25	241,288
	50,000	4.329	09/21/28	57,189
	17,000	3.150 (d)	03/22/30	18,350

				1,483,588

Toys/Games/Hobbies(d)(e) – 0.2%
	Mattel, Inc.
	38,000	5.875	12/15/27	38,760

Transportation(d) – 0.1%
	Canadian Pacific Railway Co.
	25,000	2.050	03/05/30	23,292

	TOTAL CORPORATE OBLIGATIONS
	(Cost $21,677,609)			$19,473,060

Mortgage-Backed Obligations – 18.6%
Collateralized Mortgage Obligations(c) – 0.5%
Interest Only – 0.5%
	FNMA REMIC Series 2017-86, Class SB(-1x M USD LIBOR + 6.150%)
	$359,123	5.203%	11/25/47	$56,341
	GNMA REMIC Series 2018-124, Class SN(-1X 1M USD LIBOR + 6.200%)
	354,777	5.427	09/20/48	62,434

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$118,775

Federal Agencies(g) – 18.1%
GNMA – 4.5%
	1,000,000	4.500	TBA-30yr	1,060,296

UMBS, 30 Year, Single Family – 13.6%
	1,000,000	2.500	TBA-30yr	1,036,593
	1,000,000	3.500	TBA-30yr	1,057,685
	1,000,000	5.000	TBA-30yr	1,079,222

				3,173,500

	TOTAL FEDERAL AGENCIES			$4,233,796

	TOTAL MORTGAGE-BACKED OBLIGATIONS
	(Cost $4,294,751)			$4,352,571

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS INCOME FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount		Interest Rate	Maturity Date	Value

Foreign Debt Obligations – 13.4%
Sovereign – 13.4%
	Dominican Republic
	$190,000	5.500%	01/27/25	$181,925
	Mexico Government International Bond
	340,000	4.500	04/22/29	347,438
	Perusahaan Penerbit SBSN
	350,000	4.150	03/29/27	350,437
	Republic of Angola(e)
	200,000	8.250	05/09/28	76,000
	Republic of Argentina
	270,000	4.625	01/11/23	79,059
	Republic of Egypt
EUR	180,000	4.750	04/11/25	171,970
	Republic of Ghana(e)
	$210,000	6.375	02/11/27	152,906
	Republic of Lebanon(h)
	10,000	6.200	02/26/25	1,800
	10,000	6.750	11/29/27	1,800
	20,000	6.850	05/25/29	3,600
	110,000	6.650	02/26/30	19,800
	Republic of Morocco Ecuador
	200,000	10.750	03/28/22	62,500
	Republic Of Nigeria
	200,000	7.625	11/21/25	154,000
	Republic of Paraguay
	200,000	4.700	03/27/27	201,375
	Republic of Romania(e)
EUR	70,000	3.375	01/28/50	68,833
	Republic of South Africa
	$100,000	4.665	01/17/24	93,500
	Republic of Turkey
	200,000	6.125	10/24/28	176,125
	Russian Federation Bond
	400,000	4.750	05/27/26	425,400
	Saudi Government International Bond(e)
	200,000	2.750	02/03/32	185,000
	State of Israel
	200,000	2.750	07/03/30	200,000
	Ukraine Government Bond
	190,000	7.750	09/01/23	177,650

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $3,816,928)			$3,131,118

Shares	Dividend Rate	Value

Investment Company(i) – 1.9%
Goldman Sachs Financial Square Government Fund – Institutional Shares
455,147	0.333%	$455,147
(Cost $455,147)

TOTAL INVESTMENTS – 118.1%
(Cost $30,529,804)		$27,644,603

LIABILITIES IN EXCESS OF OTHER ASSETS – (18.1)%		(4,230,037)

NET ASSETS – 100.0%		$23,414,566

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on March 31, 2020. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(b)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

(c)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2020.

(d)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(e)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(f)	Pay-in-kind securities.

(g)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $4,233,796 which represents approximately 18.1% of the Fund’s net assets as of March 31, 2020.

(h)	Security is currently in default and/or non-income producing.

(i)	Represents an affiliated issuer.

Currency Abbreviations:
EUR	—Euro
GBP	—British Pound
USD	—U.S. Dollar

Investment Abbreviations:
BP	—British Pound Offered Rate
CMT	—Constant Maturity Treasury Indexes
EURO	—Euro Offered Rate
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
MTN	—Medium Term Note
PLC	—Public Limited Company
REMIC	—Real Estate Mortgage Investment Conduit
SOFR	—Secured Overnight Funding Rate

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2020, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	USD	202,120	EUR	180,376	05/14/20	$2,834
	USD	131,302	GBP	102,444	04/29/20	3,969

TOTAL						$6,803

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	EUR	262,000	USD	293,152	05/14/20	$(3,684)
	USD	817,646	EUR	753,358	05/14/20	(14,692)

TOTAL						$(18,376)

FUTURES CONTRACTS — At March 31, 2020, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Ultra Long U.S. Treasury Bonds	4	06/19/20	$887,500	$86,243
2 Year U.S. Treasury Notes	11	06/30/20	2,424,211	325
10 Year U.S. Treasury Notes	3	06/19/20	416,062	7,281

Total				$93,849
Short position contracts:
Ultra 10 Year U.S. Treasury Notes	(1)	06/19/20	(156,031)	248
5 Year U.S. Treasury Notes	(9)	06/30/20	(1,128,235)	(28,783)
10 Year German Euro-Bund	(1)	06/08/20	(190,261)	(740)
20 Year U.S. Treasury Bonds	(4)	06/19/20	(716,250)	(2,700)
30 day Federal Funds	(1)	05/29/20	(416,408)	(6,044)

Total				$(38,019)

TOTAL FUTURES CONTRACTS				$55,830

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS INCOME FUND

Schedule of Investments (continued)

March 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2020, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
0.000%(a)	6M EURO(b)	03/18/24	EUR	310	(c)	$(3,900)	$(3,218)	$(682)
0.750(a)	6M EURO(b)	03/18/40		70		(8,164)	(3,648)	(4,516)

TOTAL						$(12,064)	$(6,866)	$(5,198)

(a)	Payments made semi-annually.
(b)	Payments made annually.
(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2020.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2020(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
CDX.NA.HY Index 34	5.000%	6.575%	06/20/25	$50	$(3,162)	$(2,072)	$(1,090)
CDX.NA.IG Index 28	1.000	1.103	06/20/22	625	359	9,593	(9,234)
CDX.NA.IG Index 33	1.000	1.079	12/20/24	3,700	(12,020)	79,699	(91,719)

TOTAL					$(14,823)	$87,220	$(102,043)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

Abbreviations:
CDX.NA.IG Index 28	—CDX North America Investment Grade Index 28
CDX.NA.IG Index 33	—CDX North America Investment Grade Index 33
CDX.NA.IG Index 34	—CDX North America Investment Grade Index 34
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments

March 31, 2020

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans(a)(b) – 2.4%
Building Materials – 0.2%
CPG International, Inc. (3M LIBOR + 3.750%)
$2,722,010	5.933%		05/05/24	$2,257,580

Chemicals – 0.3%
Momentive Performance Materials, Inc. (1M LIBOR + 3.250%)
2,322,450	4.240		05/15/24	1,866,437
Starfruit Finco B.V. (1M LIBOR + 3.000%)
1,688,145	3.863		10/01/25	1,502,449

				3,368,886

Food & Drug Retailers – 0.1%
B&G Foods, Inc. (1M LIBOR + 2.500%)
547,250	3.489		10/10/26	506,376

Health Care – Services – 0.2%
MPH Acquisition Holdings LLC (3M LIBOR + 2.750%)
1,977,046	4.200		06/07/23	1,741,442

Health Care – Services – 0.2%
Sotera Health Holdings LLC (1M LIBOR + 4.500%)
1,984,733	5.500		12/11/26	1,718,659

Media – Broadcasting & Radio – 0.1%
Getty Images, Inc. (1M LIBOR + 4.500%)
928,077	5.500		02/19/26	733,181

Media – Cable – 0.2%
CSC Holdings LLC (1M LIBOR + 2.250%)
1,979,644	2.862		07/17/25	1,883,968

Media – Non Cable(c) – 0.0%
Terrier Media Buyer, Inc. (3M LIBOR + 4.250%)
498,750	5.700		12/17/26	440,147

Real Estate Investment Trust(c) – 0.1%
Brookfield Property REIT, Inc. (1M LIBOR + 2.250%)
2,050,000	3.239		08/28/23	1,332,500

Services Cyclical – Business Services – 0.2%
Travelport Finance (Luxembourg) S.a.r.l. (3M LIBOR + 5.000%)
3,631,750	6.072		05/29/26	2,326,136

Services Cyclical – Consumer Services – 0.3%
Asurion LLC (1M LIBOR + 3.000%)
2,698,432	3.989		08/04/22	2,545,511

Technology – Software/Services – 0.5%
Infor (US), Inc. (3M LIBOR + 2.750%)
2,007,705	3.750		02/01/22	1,924,385
The Ultimate Software Group, Inc. (1M LIBOR + 3.750%)
920,375	4.739		05/04/26	854,412
Vertafore, Inc. (1M LIBOR + 3.250%)
3,097,658	4.239		07/02/25	2,713,270

				5,492,067

TOTAL BANK LOANS
(Cost $28,681,961)				$24,346,453

Corporate Obligations – 46.0%
Advertising(d)(e) – 0.1%
Outfront Media Capital LLC/Outfront Media Capital Corp.
665,000	5.000		08/15/27	615,125
Terrier Media Buyer, Inc.
800,000	8.875		12/15/27	684,000

				1,299,125

Aerospace & Defense(e) – 0.9%
Bombardier, Inc.(d)
2,661,000	7.500		12/01/24	1,849,395
General Dynamics Corp.
925,000	4.250		04/01/50	1,140,007
Northrop Grumman Corp.
130,000	4.030		10/15/47	148,701
2,325,000	5.250		05/01/50	3,121,940
SSL Robotics LLC(d)
440,000	9.750		12/31/23	457,600
TransDigm, Inc.
1,685,000	6.500		05/15/25	1,600,750
1,250,000	5.500	(d)	11/15/27	1,121,875
Triumph Group, Inc.
450,000	7.750		08/15/25	315,000

				9,755,268

Agriculture(e) – 0.1%
Archer-Daniels-Midland Co.
800,000	3.250		03/27/30	846,856

Apparel(e) – 0.5%
NIKE, Inc.
2,275,000	2.850		03/27/30	2,403,128
1,950,000	3.250		03/27/40	2,033,577
600,000	3.375		03/27/50	654,660

				5,091,365

Automotive(e) – 0.6%
Adient US LLC(d)
980,000	7.000		05/15/26	906,500
American Axle & Manufacturing, Inc.
550,000	6.250		04/01/25	451,000
465,000	6.250		03/15/26	355,725
460,000	6.500		04/01/27	354,775
Cooper-Standard Automotive, Inc.(d)
650,000	5.625		11/15/26	487,500
Dana, Inc.
515,000	5.375		11/15/27	419,725
Navistar International Corp.(d)
460,000	6.625		11/01/25	388,700
Panther BF Aggregator 2 LP/Panther Finance Co., Inc.(d)
1,570,000	8.500		05/15/27	1,369,825
Tesla, Inc.(d)
1,085,000	5.300		08/15/25	1,017,187

				5,750,937

Banks – 6.4%
Banco do Brasil SA(b)(e)
(10 Year CMT + 4.398%)
1,900,000	6.250		10/29/49	1,491,500

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
(10 Year CMT + 6.362%)
$630,000	9.000%		06/29/49	$596,649
Bank of America Corp.(b)(e)
(3M USD LIBOR + 0.970%)
450,000	3.458		03/15/25	466,578
(3M USD LIBOR + 0.990%)
400,000	2.496		02/13/31	386,720
(3M USD LIBOR + 3.150%)
3,950,000	4.083		03/20/51	4,463,342
BNP Paribas SA(d)
5,700,000	3.375		01/09/25	5,677,713
BPCE SA(d)
675,000	4.875		04/01/26	669,074
CIT Bank NA(b)(e)(SOFR + 1.715%)
1,850,000	2.969		09/27/25	1,621,784
Citigroup, Inc.(e)
6,250,000	3.200		10/21/26	6,472,312
(SOFR + 3.914%)
1,175,000	4.412	(b)	03/31/31	1,290,820
Credit Suisse Group AG(b)(d)(e)
(5 Year CMT + 3.293%)
1,200,000	5.100		12/31/99	929,130
(SOFR + 3.730%)
2,450,000	4.194		04/01/31	2,510,343
Freedom Mortgage Corp.(d)(e)
480,000	8.125		11/15/24	386,400
490,000	8.250		04/15/25	389,550
HSBC Holdings PLC
800,000	4.950		03/31/30	882,608
ING Groep NV(d)
4,000,000	4.625		01/06/26	4,221,200
Itau Unibanco Holding SA(b)(d)(e)(5 Year CMT + 3.222%)
860,000	4.625		12/31/99	703,050
JPMorgan Chase & Co.(b)(e)
(SOFR + 1.160%)
7,525,000	2.301		10/15/25	7,504,983
(SOFR + 3.790%)
425,000	4.493		03/24/31	489,978
Morgan Stanley, Inc.(b)(e)
(SOFR + 1.152%)
7,225,000	2.720		07/22/25	7,264,232
(SOFR + 3.120%)
1,975,000	3.622		04/01/31	2,066,522
(SOFR + 4.840%)
2,025,000	5.597		03/24/51	2,794,115
QNB Finance Ltd.
230,000	3.500		03/28/24	227,341
Royal Bank of Scotland Group PLC(b)(e)
(3M USD LIBOR + 1.762%)
1,975,000	4.269		03/22/25	2,051,117
(5 Year CMT + 2.100%)
675,000	3.754		11/01/29	621,000
Societe Generale SA(b)(e)(5 Year USD Swap + 3.929%)
450,000	6.750		12/31/99	378,000
State Street Corp.(b)(d)(e)(SOFR + 2.650%)
175,000	3.152		03/30/31	178,854

Corporate Obligations – (continued)
Banks – (continued)
Truist Bank(b)(e) (5 Year CMT + 1.150%)
4,025,000	2.636		09/17/29	3,818,719
Turkiye Vakiflar Bankasi TAO
200,000	8.125		03/28/24	192,174
270,000	5.250	(d)	02/05/25	228,150
UBS Group AG(d)
5,050,000	4.125		09/24/25	5,342,344
Wells Fargo & Co.(b)(e) (3M USD LIBOR + 4.240%)
475,000	5.013		04/04/51	602,561

				66,918,863

Beverages(e) – 1.7%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
3,225,000	4.900		02/01/46	3,552,595
Constellation Brands, Inc.
2,325,000	4.400		11/15/25	2,339,043
Keurig Dr Pepper, Inc.
5,650,000	4.057		05/25/23	5,880,237
3,475,000	4.417		05/25/25	3,702,856
325,000	5.085		05/25/48	405,077
PepsiCo., Inc.
1,275,000	3.625		03/19/50	1,501,300

				17,381,108

Building Materials(d)(e) – 0.3%
Cornerstone Building Brands, Inc.
1,760,000	8.000		04/15/26	1,524,600
Griffon Corp.
527,000	5.750		03/01/28	495,380
JELD-WEN, Inc.
560,000	4.875		12/15/27	494,200
Summit Materials LLC/Summit Materials Finance Corp.
520,000	6.500		03/15/27	492,700

				3,006,880

Chemicals – 1.8%
CNAC HK Finbridge Co. Ltd.
2,560,000	3.125		06/19/22	2,530,419
1,020,000	4.625		03/14/23	1,049,325
370,000	3.375		06/19/24	368,034
DuPont de Nemours, Inc.(e)
3,425,000	4.493		11/15/25	3,669,579
Kraton Polymers LLC/Kraton Polymers Capital Corp.(d)(e)
1,555,000	7.000		04/15/25	1,376,175
OCI NV(d)(e)
975,000	5.250		11/01/24	923,813
PQ Corp.(d)(e)
2,705,000	6.750		11/15/22	2,705,000
Sasol Financing International Ltd.
4,008,000	4.500		11/14/22	1,683,360
Sasol Financing USA LLC(e)
2,580,000	5.875		03/27/24	1,057,284
Starfruit Finco B.V./Starfruit US Holdco LLC(d)(e)
1,330,000	8.000		10/01/26	1,168,738

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Chemicals – (continued)
The Chemours Co.(e)
$1,055,000	6.625%	05/15/23	$896,750
490,000	7.000	05/15/25	407,925
550,000	5.375	05/15/27	426,250
Tronox Finance PLC(d)(e)
470,000	5.750	10/01/25	411,250
Tronox, Inc.(d)(e)
465,000	6.500	04/15/26	418,500

			19,092,402

Commercial Services(e) – 1.1%
Allied Universal Holdco LLC/Allied Universal Finance Corp.(d)
1,500,000	6.625	07/15/26	1,470,000
1,345,000	9.750	07/15/27	1,257,575
APX Group, Inc.
357,000	7.875	12/01/22	339,150
GEMS MENASA Cayman Ltd./GEMS Education Delaware LLC(d)
800,000	7.125	07/31/26	625,000
Herc Holdings, Inc.(d)
2,330,000	5.500	07/15/27	2,143,600
MPH Acquisition Holdings LLC(d)
495,000	7.125	06/01/24	435,600
Prime Security Services Borrower LLC/Prime Finance, Inc.(d)
1,210,000	6.250	01/15/28	1,040,600
The Hertz Corp.(d)
490,000	7.625	06/01/22	396,900
2,675,000	6.000	01/15/28	1,404,375
The Nielsen Co. Luxembourg S.a.r.l.(d)
1,485,000	5.000	02/01/25	1,368,056
Verscend Escrow Corp.(d)
970,000	9.750	08/15/26	945,750

			11,426,606

Computers – 1.7%
Banff Merger Sub, Inc.(d)(e)
485,000	9.750	09/01/26	424,375
Dell International LLC/EMC Corp.(d)(e)
5,625,000	6.020	06/15/26	5,824,181
Hewlett Packard Enterprise Co.(e)
3,725,000	4.900	10/15/25	3,851,017
Oracle Corp.(d)
2,250,000	3.600	04/01/40	2,248,695
2,150,000	3.600	04/01/50	2,148,086
2,500,000	3.850	04/01/60	2,515,325
Presidio Holdings, Inc.(d)(e)
315,000	8.250	02/01/28	277,594

			17,289,273

Cosmetics/Personal Care(e) – 0.1%
The Procter & Gamble Co.
575,000	3.600	03/25/50	709,188

Distribution & Wholesale(d)(e) – 0.6%
Core & Main Holdings LP(f)(PIK 9.375%, Cash 8.625%)
1,900,000	8.625	09/15/24	1,738,500
Performance Food Group, Inc.
1,900,000	5.500	10/15/27	1,767,000

Corporate Obligations – (continued)
Distribution & Wholesale(d)(e) – (continued)
Resideo Funding, Inc.
1,650,000	6.125	11/01/26	1,434,687
Univar Solutions USA, Inc.
550,000	5.125	12/01/27	500,500
Wolverine Escrow LLC
460,000	8.500	11/15/24	371,450
460,000	9.000	11/15/26	363,400

			6,175,537

Diversified Financial Services – 2.2%
AerCap Holdings NV(b)(e)(5 Year CMT + 4.535%)
985,000	5.875	10/10/79	687,038
Air Lease Corp.
2,425,000	2.250	01/15/23	2,031,956
Altice France Holding SA(d)(e)
1,865,000	10.500	05/15/27	1,971,286
Avolon Holdings Funding, Ltd.(d)(e)
1,500,000	3.250	02/15/27	1,151,205
BAT Capital Corp.(d)
475,000	5.282	04/02/50	476,036
Global Aircraft Leasing Co. Ltd.(d)(e)(f)(PIK 7.250%, Cash 6.500%)
3,175,000	6.500	09/15/24	1,976,437
Huarong Finance 2017 Co. Ltd.
250,000	4.250	11/07/27	249,844
Huarong Finance 2019 Co. Ltd.(e)
220,000	3.875	11/13/29	214,431
420,000	3.375	02/24/30	397,294
Huarong Finance II Co. Ltd.
1,370,000	5.500	01/16/25	1,438,500
450,000	4.625	06/03/26	457,734
Icahn Enterprises LP/Icahn Enterprises Finance Corp.(e)
1,475,000	4.750	09/15/24	1,357,000
LPL Holdings, Inc.(d)(e)
825,000	4.625	11/15/27	754,875
Mastercard, Inc.(e)
925,000	3.350	03/26/30	1,026,426
650,000	3.850	03/26/50	793,695
Nationstar Mortgage Holdings, Inc.(d)(e)
525,000	8.125	07/15/23	513,188
Navient Corp.
2,100,000	5.875	03/25/21	2,073,750
Raymond James Financial, Inc.(e)
400,000	4.650	04/01/30	415,584
Springleaf Finance Corp.(e)
975,000	5.375	11/15/29	877,500
Visa, Inc.(d)
2,325,000	2.050	04/15/30	2,321,629
1,200,000	2.700	04/15/40	1,191,168

			22,376,576

Electric(d) – 0.9%
AEP Transmission Co. LLC
575,000	3.650	04/01/50	585,132
Ameren Corp.
1,425,000	3.500	01/15/31	1,421,623

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Electric(d) – (continued)
Dominion Energy, Inc.
$2,700,000	3.375%		04/01/30	$2,672,865
Edison International
2,150,000	4.950		04/15/25	2,145,033
Exelon Corp.
2,600,000	4.050		04/15/30	2,657,824
350,000	4.700		04/15/50	365,974

				9,848,451

Electrical(e) – 0.9%
Berkshire Hathaway Energy Co.(d)
1,000,000	3.700		07/15/30	1,069,520
1,000,000	4.250		10/15/50	1,130,920
Calpine Corp.
2,715,000	5.750		01/15/25	2,538,525
235,000	4.500	(d)	02/15/28	227,656
Talen Energy Supply LLC(d)
1,125,000	6.625		01/15/28	933,750
Vistra Operations Co. LLC(d)
3,336,000	3.550		07/15/24	3,138,409

				9,038,780

Electrical Components & Equipment(d)(e) – 0.1%
Energizer Holdings, Inc.
500,000	7.750		01/15/27	507,500

Engineering & Construction(e) – 0.4%
Mexico City Airport Trust
200,000	4.250		10/31/26	177,250
320,000	4.250	(d)	10/31/26	283,600
310,000	3.875	(d)	04/30/28	259,160
468,000	5.500		10/31/46	379,080
690,000	5.500	(d)	10/31/46	558,900
2,985,000	5.500		07/31/47	2,464,117
520,000	5.500	(d)	07/31/47	429,260

				4,551,367

Entertainment(e) – 0.3%
AMC Entertainment Holdings, Inc.
2,450,000	5.875		11/15/26	1,016,750
Lions Gate Capital Holdings LLC(d)
470,000	6.375		02/01/24	399,500
565,000	5.875		11/01/24	485,900
Motion Bondco DAC(d)
1,010,000	6.625		11/15/27	767,600
Scientific Games International, Inc.(d)
1,400,000	8.250		03/15/26	896,000

				3,565,750

Environmental(d)(e) – 0.2%
GFL Environmental, Inc.
115,000	5.125		12/15/26	112,125
930,000	8.500		05/01/27	933,488
Stericycle, Inc.
1,000,000	5.375		07/15/24	990,000

				2,035,613

Corporate Obligations – (continued)
Food & Drug Retailing(e) – 0.8%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertson’s LLC(d)
500,000	7.500		03/15/26	533,125
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(d)
875,000	4.625		01/15/27	870,625
870,000	5.875		02/15/28	876,525
577,000	4.875		02/15/30	571,230
B&G Foods, Inc.
2,005,000	5.250		04/01/25	1,974,925
475,000	5.250		09/15/27	460,750
Post Holdings, Inc.(d)
775,000	5.500		12/15/29	775,000
Sysco Corp.
650,000	6.600		04/01/40	698,971
1,600,000	6.600		04/01/50	1,737,200

				8,498,351

Forest Products & Paper(e) – 0.2%
Mercer International, Inc.
1,000,000	7.375		01/15/25	862,500
1,040,000	5.500		01/15/26	800,800

				1,663,300

Gaming(d)(e) – 0.2%
Station Casinos LLC
2,153,000	4.500		02/15/28	1,743,930

Healthcare Providers & Services(e) – 1.4%
Acadia Healthcare Co., Inc.
100,000	6.125		03/15/21	98,000
800,000	5.125		07/01/22	774,000
535,000	6.500		03/01/24	521,625
Alcon Finance Corp.(d)
5,575,000	3.000		09/23/29	5,471,193
Centene Corp.(d)
850,000	3.375		02/15/30	791,171
CHS/Community Health Systems, Inc.
470,000	6.250		03/31/23	446,500
450,000	8.625	(d)	01/15/24	445,500
465,000	8.000	(d)	03/15/26	441,750
Encompass Health Corp.
1,100,000	4.500		02/01/28	1,078,000
Envision Healthcare Corp.(d)
1,175,000	8.750		10/15/26	284,938
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA(d)
243,000	6.625		05/15/22	225,990
Polaris Intermediate Corp.(d)(f)(PIK 9.250%, Cash 8.500%)
550,000	8.500		12/01/22	430,375
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.(d)
420,000	9.750		12/01/26	402,150
Select Medical Corp.(d)
1,200,000	6.250		08/15/26	1,200,000
Thermo Fisher Scientific, Inc.
575,000	4.497		03/25/30	647,887

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Healthcare Providers & Services(e) – (continued)
West Street Merger Sub, Inc.(d)
$1,095,000	6.375%		09/01/25	$947,175

				14,206,254

Household Products(e) – 0.0%
Kimberly-Clark Corp.
300,000	3.100		03/26/30	321,807

Insurance – 1.3%
Acrisure LLC/Acrisure Finance, Inc.(d)(e)
440,000	8.125		02/15/24	413,600
2,555,000	7.000		11/15/25	2,222,850
American International Group, Inc.(e)
825,000	3.900		04/01/26	850,204
Arch Capital Finance LLC(e)
2,253,000	4.011		12/15/26	2,274,066
Genworth Holdings, Inc.
450,000	7.625		09/24/21	427,500
GTCR AP Finance, Inc.(d)(e)
1,375,000	8.000		05/15/27	1,258,125
HUB International Ltd.(d)(e)
2,610,000	7.000		05/01/26	2,505,600
Nippon Life Insurance Co.(b)(d)(e)(5 Year CMT + 2.612%)
930,000	3.400		01/23/50	894,130
The Progressive Corp.(e)
700,000	3.950		03/26/50	805,973
USI, Inc.(d)(e)
2,250,000	6.875		05/01/25	2,078,437

				13,730,485

Internet – 0.9%
GrubHub Holdings, Inc.(d)(e)
2,530,000	5.500		07/01/27	2,226,400
Netflix, Inc.
2,820,000	5.500		02/15/22	2,897,550
Prosus NV(d)(e)
850,000	3.680		01/21/30	771,800
Twitter, Inc.(d)(e)
920,000	3.875		12/15/27	883,200
Uber Technologies, Inc.(d)(e)
2,150,000	7.500		11/01/23	2,112,375
430,000	8.000		11/01/26	428,387

				9,319,712

Iron/Steel(d)(e) – 0.0%
Cleveland-Cliffs, Inc.
585,000	5.875		06/01/27	355,388

Leisure Time(d)(e) – 0.0%
Viking Cruises Ltd.
520,000	5.875		09/15/27	306,800

Lodging(e) – 0.1%
Diamond Resorts International, Inc.(d)
460,000	7.750		09/01/23	327,750
455,000	10.750		09/01/24	277,550
Fortune Star BVI Ltd.
200,000	5.250		03/23/22	184,250

				789,550

Corporate Obligations – (continued)
Machinery – Construction & Mining(d)(e) – 0.1%
The Manitowoc Co., Inc.
565,000	9.000		04/01/26	499,319

Machinery-Diversified(e) – 0.1%
Deere & Co.
625,000	3.750		04/15/50	726,263

Media – 3.1%
Altice Financing SA(d)(e)
1,535,000	7.500		05/15/26	1,492,787
Charter Communications Operating LLC/Charter Communications Operating Capital(e)
650,000	4.464		07/23/22	671,437
7,325,000	4.908		07/23/25	7,873,349
Comcast Corp.(e)
1,200,000	3.400		04/01/30	1,295,688
950,000	3.750		04/01/40	1,056,248
330,000	4.950		10/15/58	448,810
CSC Holdings LLC(d)(e)
1,000,000	5.750		01/15/30	1,000,000
Cumulus Media New Holdings, Inc.(d)(e)
1,415,000	6.750		07/01/26	1,266,425
Diamond Sports Group LLC/Diamond Sports Finance Co.(d)(e)
875,000	5.375		08/15/26	708,750
2,340,000	6.625		08/15/27	1,564,875
DISH DBS Corp.
470,000	5.875		11/15/24	453,550
450,000	7.750		07/01/26	460,125
Entercom Media Corp.(d)(e)
2,705,000	7.250		11/01/24	2,258,675
iHeartCommunications, Inc.(e)
430,000	8.375		05/01/27	367,650
1,300,000	5.250	(d)	08/15/27	1,144,000
LCPR Senior Secured Financing DAC(d)(e)
450,000	6.750		10/15/27	442,688
Meredith Corp.(e)
1,550,000	6.875		02/01/26	1,333,000
Nexstar Broadcasting, Inc.(d)(e)
1,350,000	5.625		07/15/27	1,289,250
Scripps Escrow, Inc.(d)(e)
1,555,000	5.875		07/15/27	1,368,400
Sinclair Television Group, Inc.(d)(e)
470,000	5.500		03/01/30	388,925
Sirius XM Radio, Inc.(d)(e)
1,310,000	4.625		07/15/24	1,323,100
TEGNA, Inc.(d)(e)
1,045,000	5.000		09/15/29	940,500
The Walt Disney Co.(e)
475,000	4.700		03/23/50	617,961
Univision Communications, Inc.(d)(e)
565,000	5.125		05/15/23	484,487
485,000	5.125		02/15/25	413,463
UPC Holding B.V.(d)(e)
465,000	5.500		01/15/28	441,750
Virgin Media Secured Finance PLC(d)(e)
450,000	5.500		05/15/29	451,688

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Media – (continued)
	Ziggo Bond Co. B.V.(d)(e)
EUR	500,000	3.375%		02/28/30	$494,468
	$400,000	5.125		02/28/30	385,500

					32,437,549

Media(d) – 0.1%
	Fox Corp.
	1,475,000	3.500		04/08/30	1,472,035

Mining(e) – 0.5%
	First Quantum Minerals Ltd.(d)
	2,121,000	7.250		04/01/23	1,739,220
	Freeport-McMoRan, Inc.
	340,000	3.550		03/01/22	328,525
	2,460,000	3.875		03/15/23	2,343,150
	Novelis Corp.(d)
	950,000	4.750		01/30/30	850,250

					5,261,145

Miscellaneous Manufacturing(e) – 0.1%
	3M Co.
	400,000	3.700		04/15/50	446,060
	Foxtrot Escrow Issuer LLC/Foxtrot Escrow Corp.(d)
	455,000	12.250		11/15/26	354,331
	FXI Holdings, Inc.(d)
	500,000	7.875		11/01/24	343,750

					1,144,141

Oil Field Services – 1.1%
	Antero Resources Corp.(e)
	2,434,000	5.375		11/01/21	1,728,140
	Gazprom PJSC Via Gaz Capital SA(d)
	4,280,000	5.150		02/11/26	4,457,887
	Gazprom PJSC Via Gaz Finance PLC(d)
	240,000	3.250		02/25/30	223,200
	MEG Energy Corp.(d)(e)
	345,000	7.000		03/31/24	156,975
	490,000	7.125		02/01/27	227,850
	Nabors Industries Ltd.(d)(e)
	520,000	7.250		01/15/26	166,400
	Nabors Industries, Inc.
	62,000	4.625		09/15/21	39,293
	Petrobras Global Finance B.V.
	250,000	5.999		01/27/28	242,125
	192,000	5.093	(d)	01/15/30	173,760
	Petroleos de Venezuela SA(g)
	137,050,000	6.000		10/28/22	4,111,500
	USA Compression Partners LP/USA Compression Finance Corp.(e)
	545,000	6.875		04/01/26	340,625

					11,867,755

Packaging(e) – 1.3%
	ARD Finance SA(f)
	(PIK 5.750%, Cash 5.000%)
EUR	575,000	5.000		06/30/27	481,637
	(PIK 7.250%, Cash 6.500%)
	$2,400,000	6.500	(d)	06/30/27	2,112,000

Corporate Obligations – (continued)
Packaging(e) – (continued)
	Berry Global, Inc.(d)
	1,495,000	4.500		02/15/26	1,442,675
	Flex Acquisition Co., Inc.(d)
	1,095,000	6.875		01/15/25	1,023,825
	480,000	7.875		07/15/26	441,600
	LABL Escrow Issuer LLC(d)
	450,000	6.750		07/15/26	418,500
	465,000	10.500		07/15/27	433,031
	Mauser Packaging Solutions Holding Co.(d)
	2,010,000	7.250		04/15/25	1,547,700
	Sealed Air Corp.(d)
	2,450,000	6.500		12/01/20	2,410,188
	500,000	4.000		12/01/27	465,000
	Trivium Packaging Finance B.V.(d)
	875,000	5.500		08/15/26	864,063
	1,775,000	8.500		08/15/27	1,783,875

					13,424,094

Pharmaceuticals(e) – 1.8%
	AbbVie, Inc.
	8,725,000	3.200	(d)	11/21/29	8,744,108
	175,000	4.875		11/14/48	203,000
	300,000	4.250	(d)	11/21/49	322,026
	Bausch Health Cos., Inc.(d)
	2,875,000	6.500		03/15/22	2,918,125
	Becton Dickinson & Co.
	3,475,000	3.363		06/06/24	3,471,664
	Bristol-Myers Squibb Co.(d)
	500,000	4.250		10/26/49	632,375
	CVS Health Corp.
	975,000	4.250		04/01/50	1,009,895
	HLF Financing S.a.r.l. LLC/Herbalife International, Inc.(d)
	535,000	7.250		08/15/26	454,750
	Par Pharmaceutical, Inc.(d)
	480,000	7.500		04/01/27	477,600
	Pfizer, Inc.
	550,000	2.625		04/01/30	575,839
	Zoetis, Inc.
	150,000	4.450		08/20/48	178,185

					18,987,567

Pipelines(e) – 2.5%
	Blue Racer Midstream LLC/Blue Racer Finance Corp.(d)
	480,000	6.125		11/15/22	360,000
	Buckeye Partners LP
	1,145,000	4.350		10/15/24	960,575
	1,962,000	3.950		12/01/26	1,608,840
	Cheniere Energy Partners LP(d)
	2,000,000	4.500		10/01/29	1,780,000
	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.(d)
	259,000	5.625		05/01/27	141,155
	Energy Transfer Operating LP
	6,075,000	3.600		02/01/23	5,362,585
	EQM Midstream Partners LP
	3,130,000	4.750		07/15/23	2,261,926

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Pipelines(e) – (continued)
	Genesis Energy LP/Genesis Energy Finance Corp.
	$595,000	6.000%	05/15/23	$431,375
	2,620,000	7.750	02/01/28	1,873,300
	Global Partners LP/GLP Finance Corp.
	445,000	7.000	08/01/27	333,750
	NGL Energy Partners LP/NGL Energy Finance Corp.
	520,000	7.500	04/15/26	182,000
	Plains All American Pipeline LP/PAA Finance Corp.
	4,925,000	3.600	11/01/24	4,056,082
	Sabine Pass Liquefaction LLC
	800,000	5.625	04/15/23	743,984
	5,550,000	5.625	03/01/25	5,262,787
	Targa Resources Partners LP/Targa Resources Partners Finance Corp.
	600,000	6.750	03/15/24	528,000

				25,886,359

Real Estate Investment Trust – 1.5%
	China Evergrande Group(e)
	750,000	8.250	03/23/22	605,906
	Crown Castle International Corp.(d)
	875,000	3.300	07/01/30	867,816
	525,000	4.150	07/01/50	519,225
	Kaisa Group Holdings Ltd.(e)
	200,000	10.875	07/23/23	161,750
	260,000	9.375	06/30/24	201,175
	MPT Operating Partnership LP/MPT Finance Corp.(e)
	2,270,000	4.625	08/01/29	2,095,936
	Realogy Group LLC/Realogy Co-Issuer Corp.(d)(e)
	1,585,000	9.375	04/01/27	1,323,475
	SBA Communications Corp.(e)
	2,935,000	4.000	10/01/22	2,920,325
	Spirit Realty LP(e)
	3,750,000	3.200	01/15/27	3,362,588
	Starwood Property Trust, Inc.(e)
	1,550,000	5.000	12/15/21	1,418,250
	Sunac China Holdings Ltd.(e)
	240,000	8.350	04/19/23	227,400
	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC(d)(e)
	495,000	6.000	04/15/23	453,544
	560,000	7.125	12/15/24	414,400
	VICI Properties LP/VICI Note Co., Inc.(d)(e)
	718,000	3.500	02/15/25	667,740
	Yuzhou Properties Co. Ltd.(e)
	200,000	7.700	02/20/25	166,813

				15,406,343

Retailing(e) – 1.0%
	Asbury Automotive Group, Inc.(d)
	123,000	4.500	03/01/28	105,780
	Beacon Roofing Supply, Inc.(d)
	1,635,000	4.875	11/01/25	1,475,587
	eG Global Finance PLC(d)
	1,413,000	6.750	02/07/25	1,155,127
	1,000,000	8.500	10/30/25	890,000
	Golden Nugget, Inc.(d)
	440,000	8.750	10/01/25	226,600

Corporate Obligations – (continued)
Retailing(e) – (continued)
	Lowe’s Cos., Inc.
	875,000	5.000	04/15/40	996,362
	1,500,000	5.125	04/15/50	1,794,450
	McDonald’s Corp.
	325,000	4.450	09/01/48	359,954
	650,000	4.200	04/01/50	723,359
	PetSmart, Inc.(d)
	485,000	7.125	03/15/23	449,838
	565,000	5.875	06/01/25	563,587
	485,000	8.875	06/01/25	441,350
	Staples, Inc.(d)
	460,000	7.500	04/15/26	406,525
	1,555,000	10.750	04/15/27	1,189,575
	Yum! Brands, Inc.(d)
	72,000	7.750	04/01/25	75,690

				10,853,784

Semiconductors – 1.7%
	Broadcom Corp./Broadcom Cayman Finance Ltd.(e)
	3,072,000	3.875	01/15/27	2,930,442
	116,000	3.500	01/15/28	106,961
	Broadcom, Inc.(d)(e)
	9,100,000	4.250	04/15/26	9,134,944
	275,000	4.750	04/15/29	278,713
	NXP B.V./NXP Funding LLC(d)
	3,325,000	4.125	06/01/21	3,354,958
	NXP B.V./NXP Funding LLC(d)(e)
	1,975,000	4.875	03/01/24	2,011,281

				17,817,299

Software(e) – 1.3%
	Camelot Finance SA(d)
	2,750,000	4.500	11/01/26	2,626,250
	Castle US Holding Corp.(d)
	1,085,000	9.500	02/15/28	1,036,175
	Change Healthcare Holdings LLC/Change Healthcare Finance, Inc.(d)
	2,902,000	5.750	03/01/25	2,698,860
	Fidelity National Information Services, Inc.
EUR	1,600,000	0.750	05/21/23	1,735,893
	2,100,000	1.500	05/21/27	2,250,520
	PTC, Inc.(d)
	$672,000	3.625	02/15/25	630,000
	Rackspace Hosting, Inc.(d)
	490,000	8.625	11/15/24	438,550
	Solera LLC/Solera Finance, Inc.(d)
	1,000,000	10.500	03/01/24	980,000
	The Dun & Bradstreet Corp.(d)
	415,000	10.250	02/15/27	416,038
	Veritas US, Inc./Veritas Bermuda Ltd.(d)
	475,000	7.500	02/01/23	434,625

				13,246,911

Telecommunication Services – 3.0%
	Altice France SA(d)(e)
	420,000	8.125	02/01/27	437,850
	460,000	5.500	01/15/28	433,550

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Telecommunication Services – (continued)
	AT&T, Inc.(e)
	$5,750,000	4.125%		02/17/26	$6,090,860
	CenturyLink, Inc.
	1,680,000	5.800		03/15/22	1,709,400
	445,000	5.625	(e)	04/01/25	442,775
	465,000	5.125	(d)(e)	12/15/26	462,675
	Digicel Group One Ltd.(d)(e)
	1,797,000	8.250		12/30/22	720,597
	Digicel Ltd.(e)
	1,645,000	6.000	(d)	04/15/21	888,300
	604,000	6.000		04/15/21	326,160
	Frontier Communications Corp.(d)(e)
	455,000	8.000		04/01/27	448,175
	Hughes Satellite Systems Corp.
	425,000	6.625		08/01/26	425,000
	Intelsat Jackson Holdings SA(d)(e)
	2,900,000	8.000		02/15/24	2,827,500
	SoftBank Group Corp.(e)
	2,175,000	4.750		09/19/24	1,952,062
	Sprint Communications, Inc.
	2,765,000	6.000		11/15/22	2,875,600
	Telecom Italia Capital SA
	950,000	7.200		07/18/36	983,250
	315,000	7.721		06/04/38	333,112
	Verizon Communications, Inc.
	6,800,000	4.125		03/16/27	7,628,104
	925,000	3.150	(e)	03/22/30	998,436
	525,000	5.012		04/15/49	708,330
	475,000	4.000	(e)	03/22/50	560,391

					31,252,127

Toys/Games/Hobbies(d)(e) – 0.2%
	Mattel, Inc.
	995,000	6.750		12/31/25	1,014,900
	1,310,000	5.875		12/15/27	1,336,200

					2,351,100

Transportation(e) – 0.3%
	CSX Corp.
	200,000	3.800		04/15/50	208,762
	United Parcel Service, Inc.
	1,850,000	5.300		04/01/50	2,415,860

					2,624,622

Trucking & Leasing(d)(e) – 0.0%
	Fortress Transportation & Infrastructure Investors LLC
	450,000	6.500		10/01/25	328,500

Water(b)(e) – 0.5%
	Thames Water Utilities Finance PLC(-1x3M GBP LIBOR + 7.970%)
GBP	3,975,000	5.750		09/13/30	5,242,180

	TOTAL CORPORATE OBLIGATIONS
	(Cost $555,337,808)				$478,432,115

Mortgage-Backed Obligations – 43.4%
Collateralized Mortgage Obligations – 11.1%
Interest Only(h) – 3.8%
	FHLMC REMIC Series 3753, Class SK(b) (-1x1M USD LIBOR + 6.050%)
	5,361,080	5.345		11/15/38	195,931
	FHLMC REMIC Series 3852, Class SW(b) (-1x1M USD LIBOR + 6.000%)
	3,009,921	5.295		05/15/41	467,279
	FHLMC REMIC Series 4468, Class SY(b) (-1x1M USD LIBOR + 6.100%)
	9,509,545	5.395		05/15/45	1,815,311
	FHLMC STRIPS Series 304, Class C45
	16,878,871	3.000		12/15/27	995,236
	FNMA REMIC Series 2011-100, Class S(b) (-1x1M USD LIBOR + 6.450%)
	7,282,378	5.503		10/25/41	1,194,642
	FNMA REMIC Series 2012-88, Class SB(b) (-1x1M USD LIBOR + 6.670%)
	6,895,112	5.723		07/25/42	1,219,684
	FNMA REMIC Series 2017-104, Class SB(b)(-1X 1M USD LIBOR + 6.150%)
	2,728,933	5.203		01/25/48	398,383
	FNMA REMIC Series 2017-69, Class SG(b)(-1X 1M USD LIBOR + 6.150%)
	3,616,651	5.203		09/25/47	590,647
	FNMA REMIC Series 2017-86, Class SB(b)(-1x M USD LIBOR + 6.150%)
	2,956,015	5.203		11/25/47	463,754
	GNMA REMIC Series 2010-35, Class DS(b) (-1x1M USD LIBOR + 5.680%)
	7,253,998	4.907		03/20/40	1,218,531
	GNMA REMIC Series 2010-85, Class SN(b) (-1x1M USD LIBOR + 5.940%)
	9,012,878	5.167		07/20/40	1,827,095
	GNMA REMIC Series 2013-103, Class DS(b) (-1x1M USD LIBOR + 6.150%)
	8,843,537	5.377		07/20/43	1,674,649
	GNMA REMIC Series 2013-117, Class PS(b) (-1x1M USD LIBOR + 6.150%)
	12,149,914	5.377		04/20/43	1,893,574
	GNMA REMIC Series 2013-134, Class DS(b) (-1x1M USD LIBOR + 6.100%)
	77,251	5.327		09/20/43	14,567
	GNMA REMIC Series 2013-152, Class TS(b) (-1x1M USD LIBOR + 6.100%)
	212,937	5.327		06/20/43	38,839
	GNMA REMIC Series 2014-11, Class NI
	5,855,701	4.500		12/16/42	447,723
	GNMA REMIC Series 2014-132, Class SL(b) (-1x1M USD LIBOR + 6.100%)
	14,774,655	5.327		10/20/43	1,986,925
	GNMA REMIC Series 2014-133, Class BS(b) (-1x1M USD LIBOR + 5.600%)
	7,175,630	4.827		09/20/44	1,266,024
	GNMA REMIC Series 2014-180, Class PI
	8,109,536	4.000		08/20/44	926,999

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Interest Only(h) – (continued)
GNMA REMIC Series 2015-111, Class SM(b) (-1x1M USD LIBOR + 6.200%)
$9,125,266	5.427%	08/20/45	$1,560,303
GNMA REMIC Series 2015-126, Class LS(b) (-1x1M USD LIBOR + 6.200%)
5,941,881	5.427	09/20/45	1,015,985
GNMA REMIC Series 2015-129, Class IC
2,955,230	4.500	09/16/45	462,015
GNMA REMIC Series 2015-133, Class SA(b) (-1x1M USD LIBOR + 5.700%)
3,412,354	4.927	09/20/45	552,867
GNMA REMIC Series 2015-133, Class SB(b) (-1x1M USD LIBOR + 5.700%)
4,689,929	4.927	09/20/45	688,964
GNMA REMIC Series 2015-144, Class QS(b) (-1x1M USD LIBOR + 5.700%)
10,104,417	4.927	10/20/45	1,680,825
GNMA REMIC Series 2015-168, Class SD(b) (-1x1M USD LIBOR + 6.200%)
17,352,743	5.427	11/20/45	3,296,395
GNMA REMIC Series 2015-95, Class GI
27,752,730	4.500	07/16/45	4,972,162
GNMA REMIC Series 2016-6, Class S(b) (-1x1M USD LIBOR + 5.650%)
12,814,948	4.877	01/20/46	2,229,440
GNMA REMIC Series 2017-112, Class SJ(b)(-1X 1M USD LIBOR + 5.660%)
2,953,941	4.887	07/20/47	419,725
GNMA REMIC Series 2018-105, Class SC(b) (-1x1M USD LIBOR + 6.200%)
2,681,571	5.427	08/20/48	370,719
GNMA REMIC Series 2018-122, Class HS(b)(-1X 1M USD LIBOR + 6.200%)
1,975,689	5.427	09/20/48	349,423
GNMA REMIC Series 2018-124, Class SN(b)(-1X 1M USD LIBOR + 6.200%)
3,703,057	5.427	09/20/48	651,666
GNMA REMIC Series 2018-139, Class SQ(b) (-1x1M USD LIBOR + 6.150%)
3,872,007	5.377	10/20/48	529,965
GNMA REMIC Series 2018-79, Class SD(b)(-1X 1M USD LIBOR + 6.200%)
1,411,074	5.427	06/20/48	209,627
GNMA REMIC Series 2019-151, Class NI
7,277,987	3.500	10/20/49	660,310
GNMA REMIC Series 2019-97, Class SC(b) (-1x1M USD LIBOR + 6.100%)
3,055,423	5.327	08/20/49	404,739
GNMA Series 2018-7, Class DS(b)(-1X 1M USD LIBOR + 5.700%)
3,093,993	4.927	01/20/48	481,759

			39,172,682

Mortgage-Backed Obligations – (continued)
Regular Floater(b) – 0.4%
FHLMC REMIC Series 3231, Class FB (1M USD LIBOR + 0.350%)
321,439	1.055	10/15/36	317,673
FHLMC REMIC Series 3314, Class FC (1M USD LIBOR + 0.400%)
193,568	1.105	12/15/36	191,602
FHLMC REMIC Series 3371, Class FA (1M USD LIBOR + 0.600%)
288,977	1.305	09/15/37	288,641
FHLMC REMIC Series 3545, Class FA (1M USD LIBOR + 0.850%)
172,209	1.555	06/15/39	172,770
FHLMC REMIC Series 3827, Class KF (1M USD LIBOR + 0.370%)
477,916	1.075	03/15/41	472,157
FNMA REMIC Series 2006-45, Class TF (1M USD LIBOR + 0.400%)
599,805	1.347	06/25/36	594,058
FNMA REMIC Series 2006-76, Class QF (1M USD LIBOR + 0.400%)
654,169	1.347	08/25/36	647,955
FNMA REMIC Series 2006-79, Class PF (1M USD LIBOR + 0.400%)
694,282	1.347	08/25/36	687,609
FNMA REMIC Series 2007-33, Class HF (1M USD LIBOR + 0.350%)
860,619	1.297	04/25/37	850,571
FNMA REMIC Series 2007-75, Class VF (1M USD LIBOR + 0.450%)
239,935	1.397	08/25/37	238,149
FNMA REMIC Series 2009-84, Class WF (1M USD LIBOR + 1.100%)
82,753	2.047	10/25/39	83,433

			4,544,618

Sequential Fixed Rate – 0.9%
CSMC Trust Series 2014-USA, Class E(d)
3,550,000	4.373	09/15/37	2,595,131
Residential Accredit Loans, Inc. Series 2006-QS2, Class 1A9
379,340	5.500	02/25/36	324,979
Residential Accredit Loans, Inc. Series 2006-QS6, Class 1A13
623,789	6.000	06/25/36	489,185
Residential Accredit Loans, Inc. Series 2006-QS9, Class 1A11
1,203,466	6.500	07/25/36	994,935
Residential Asset Securitization Trust Series 2006-A8, Class 1A1
962,238	6.000	08/25/36	731,792
Residential Funding Mortgage Securities I Series 2007-S9, Class 1A1
3,028,433	6.000	10/25/37	2,043,938
WF-RBS Commercial Mortgage Trust Series 2012-C6, Class B
2,500,000	4.697	04/15/45	2,559,922

			9,739,882

Sequential Floating Rate(b) – 6.0%
Banc of America Funding Trust Series 2006-H, Class 6A1 (1M USD LIBOR + 0.190%)
13,624,151	0.963	10/20/36	10,272,151

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount		Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(b) – (continued)
	Banc of America Funding Trust Series 2007-2, Class 2A1
	$31,685	4.174%	03/25/37	$27,381
	Connecticut Avenue Securities Trust Series 2018-R07, Class 1M2(d) (1M USD LIBOR + 2.400%)
	4,197,067	3.347	04/25/31	3,678,122
	Connecticut Avenue Securities Trust Series 2019-R02, Class 1M2(d) (1M USD LIBOR + 2.300%)
	4,147,025	3.247	08/25/31	3,555,726
	Connecticut Avenue Securities Trust Series 2019-R03, Class 1M2(d) (1M USD LIBOR + 2.150%)
	367,753	3.097	09/25/31	313,653
	Countrywide Alternative Loan Trust Series 2005-26CB, Class A1 (1M USD LIBOR + 0.500%)
	460,188	1.447	07/25/35	304,196
	Countrywide Alternative Loan Trust Series 2005-64CB, Class 1A12 (1M USD LIBOR + 0.800%)
	582,490	1.747	12/25/35	445,061
	Countrywide Alternative Loan Trust Series 2005-9CB, Class 1A5 (1M USD LIBOR + 0.500%)
	500,920	1.447	05/25/35	374,745
	Countrywide Alternative Loan Trust Series 2006-0C8, Class 2A2B (1M USD LIBOR + 0.170%)
	512,322	1.117	11/25/36	521,090
	Countrywide Alternative Loan Trust Series 2007-16CB, Class 4A3 (1M USD LIBOR + 0.500%)
	3,040,129	1.447	08/25/37	1,997,541
	Exantas Capital Corp. Ltd. Series 2018-RSO6, Class A(d) (1M USD LIBOR + 0.830%)
	926,750	1.630	06/15/35	846,148
	FHLMC Stacr Remic Trust Series 2020-DNA1, Class M2(d) (1M USD LIBOR + 1.700%)
	3,712,000	2.647	01/25/50	2,358,353
	FHLMC Structured Agency Credit Risk Debt Notes Series 2015-DNA2, Class M3 (1M USD LIBOR + 3.900%)
	700,000	4.847	12/25/27	685,968
	FHLMC Structured Agency Credit Risk Debt Notes Series 2016-DNA1, Class M3 (1M USD LIBOR + 5.550%)
	1,618,909	6.497	07/25/28	1,558,198
	FHLMC Structured Agency Credit Risk Debt Notes Trust Series 2016-DNA3, Class M3 (1M USD LIBOR + 5.000%)
	347,724	5.947	12/25/28	330,352
	FNMA Connecticut Avenue Securities Series 2018-C01, Class 1M2 (1M USD LIBOR + 2.250%)
	2,837,000	3.197	07/25/30	2,443,516
	FNMA Connecticut Avenue Securities Series 2018-C03, Class 1M2 (1M USD LIBOR + 2.150%)
	2,175,000	3.097	10/25/30	1,874,655
	FNMA Connecticut Avenue Securities Series 2016-C01, Class 1M2 (1M USD LIBOR + 6.750%)
	2,175,278	7.697	08/25/28	2,121,956
	FNMA Connecticut Avenue Securities Series 2017-C07, Class 1M2 (1M USD LIBOR + 2.400%)
	1,565,000	3.347	05/25/30	1,365,724

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(b) – (continued)
	GNMA REMIC Series 2019-1, Class SN(d) (-1x1M USD LIBOR + 6.050%)
	4,229,730	5.277	01/20/49	568,403
	GNMA REMIC Series 2019-6, Class SA(d) (-1x1M USD LIBOR + 6.050%)
	1,385,555	5.277	01/20/49	193,703
	GNMA REMIC Series 2019-69, Class S(d) (-1x1M USD LIBOR + 3.270%)
	3,161,555	2.497	06/20/49	221,910
	GNMA REMIC Series 2019-78, Class SE(d)(-1X 1M USD LIBOR + 6.100%)
	2,646,451	5.327	06/20/49	359,779
	Indymac Index Mortgage Loan Trust Series 2005-AR10, Class A1 (1M USD LIBOR + 0.260%)
	2,919,579	1.207	06/25/35	2,221,193
	Lehman XS Trust Series 2007-5H, Class 3A4
	3,732,341	3.057	05/25/37	3,183,280
	London Wall Mortgage Capital PLC Series 2017-FL1, Class A (3M GBP LIBOR + 0.850%)
GBP	5,514,094	1.609	11/15/49	6,722,439
	Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 1A1(12M MTA + 0.800%)
	$1,280,135	2.766	12/25/46	1,993,717
	Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A(12M MTA + 0.850%)
	418,774	2.816	12/25/46	687,301
	Master Adjustable Rate Mortgages Trust Series 2007-3, Class 12A1 (1M LIBOR + 0.200%)
	1,013,515	1.147	05/25/47	1,013,515
	Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2006-AR4, Class A4A (1M USD LIBOR + 0.240%)
	1,238,309	1.187	12/25/36	1,060,230
	Residential Accredit Loans, Inc. Series 2005-QA12, Class CB3
	2,037,987	4.862	12/25/35	1,648,900
	Residential Accredit Loans, Inc. Series 2005-QO5, Class A1(12M MTA + 1.000%)
	2,891,041	2.966	01/25/46	2,324,358
	Residential Accredit Loans, Inc. Series 2006-QO1, Class 3A1 (1M USD LIBOR + 0.270%)
	1,755,777	1.217	02/25/46	1,060,771
	Residential Accredit Loans, Inc. Series 2006-QO7, Class 1A1(12M MTA + 0.800%)
	3,239,618	2.766	09/25/46	2,649,612
	Residential Accredit Loans, Inc. Series 2006-QO7, Class 3A2 (1M USD LIBOR + 0.205%)
	136,749	1.152	09/25/46	118,010
	Residential Funding Mortgage Securities I Series 2005-SA5, Class 2A
	1,171,252	4.383	11/25/35	976,005
	Ripon Mortgages PLC Series 1X, Class A2 (3M GBP LIBOR + 0.800%)
GBP	460	1.551	08/20/56	559

				62,078,221

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$115,535,403

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
Federal Agencies – 32.3%
FHLMC – 0.1%
$14,552	5.000%	01/01/33		$16,270
564	5.000	03/01/33		631
7,938	5.000	04/01/33		8,875
1,199	5.000	05/01/33		1,341
3,893	5.000	06/01/33		4,353
24,078	5.000	07/01/33		26,922
34,941	5.000	08/01/33		39,041
4,231	5.000	09/01/33		4,714
6,992	5.000	10/01/33		7,818
15,691	5.000	11/01/33		17,543
8,387	5.000	12/01/33		9,377
7,530	5.000	01/01/34		8,420
25,696	5.000	02/01/34		28,689
10,769	5.000	03/01/34		11,977
19,593	5.000	04/01/34		21,772
26,787	5.000	05/01/34		29,933
367,534	5.000	06/01/34		410,631
6,794	5.000	11/01/34		7,549
99,275	5.000	04/01/35		110,984
4,289	5.000	11/01/35		4,795

				771,635

GNMA – 11.6%
23,859,899	5.000	12/20/48		25,410,881
10,910,495	4.500	01/20/49		11,607,118
9,005,469	4.500	03/20/49		9,567,794
9,943,273	4.500	05/20/49		10,549,398
19,000,000	2.500	TBA-30yr	(i)	19,863,709
6,000,000	3.000	TBA-30yr	(i)	6,346,001
35,000,000	4.500	TBA-30yr	(i)	37,110,374

				120,455,275

UMBS – 4.5%
18,799	5.500	05/01/25		19,274
35,437	4.500	08/01/37		38,579
8,563	4.500	04/01/39		9,398
13,154	4.000	08/01/39		14,291
7,427	4.000	09/01/39		8,069
39,028	4.500	10/01/39		42,833
5,050	4.500	05/01/41		5,536
21,145	4.500	06/01/41		23,181
29,804	4.500	08/01/41		32,765
7,176	4.500	10/01/41		7,862
3,654	4.500	11/01/42		3,991
33,974	4.500	12/01/43		37,160
43,533,946	5.000	10/01/49		46,961,632

				47,204,571

UMBS, 30 Year, Single Family(i) – 16.1%
140,000,000	2.500	TBA-30yr		145,122,950
15,000,000	4.000	TBA-30yr		16,011,447
6,000,000	3.000	TBA-30yr		6,291,937

				167,426,334

TOTAL FEDERAL AGENCIES				$335,857,815

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $443,279,185)				$451,393,218

Agency Debenture – 0.0%
Republic of Turkey
390,000	5.250	03/13/30		312,000
(Cost $384,042)

Asset-Backed Securities(b) – 16.4%
Collateralized Loan Obligations(d) – 8.5%
ACIS CLO Ltd. Series 2014-4A, Class A (3M USD LIBOR + 1.420%)
$24,344,395	3.183%	05/01/26		$23,739,996
Apidos CLO XXIII Series 2015-23A, Class AR (3M USD LIBOR + 1.220%)
4,800,000	2.821	04/15/33		4,452,514
Elmwood CLO IV Ltd. Series 2020-1A, Class A (3M USD LIBOR + 1.240%)
9,000,000	2.878	04/15/33		8,369,991
Greywolf CLO III Ltd. Series 2020-3RA, Class BR (3M USD LIBOR + 2.450%)
6,000,000	4.252	04/15/33		4,820,172
Halsey Point CLO I Ltd. Series 2019-1A, Class A1A1 (3M USD LIBOR + 1.350%)
25,900,000	3.257	01/20/33		23,395,263
Mill City Mortgage Loan Trust Series 2017-2, Class A3
1,331,288	2.893	07/25/59		1,337,211
OCP CLO Ltd. Series 2014-5A, Class A2R (3M USD LIBOR + 1.400%)
2,950,000	3.194	04/26/31		2,519,840
OCP CLO Ltd. Series 2014-5A, Class BR (3M USD LIBOR + 1.800%)
2,200,000	3.594	04/26/31		1,765,515
OCP CLO Ltd. Series 2015-8A, Class A2AR (3M USD LIBOR + 1.450%)
850,000	3.286	04/17/27		821,018
Orec Ltd. Series 2018-CRE1, Class A (1M USD LIBOR + 1.180%)
3,947,000	1.885	06/15/36		3,611,174
OZLM XV Ltd. Series 2016-15A, Class A2AR (3M USD LIBOR + 1.750%)
1,500,000	2.768	04/20/33		1,326,348
Ready Capital Mortgage Financing LLC Series 2018-FL2, Class A (1M USD LIBOR + 0.850%)
784,327	1.797	06/25/35		780,878
TICP CLO VII Ltd. Series 2017-7A, Class BR (3M USD LIBOR + 1.700%)
2,300,000	3.210	04/15/33		1,958,783
Venture CDO Ltd. Series 2020-39A, Class A1 (3M USD LIBOR + 1.280%)
6,200,000	2.975	04/15/33		5,827,746
Voya CLO Ltd. Series 2019-1A, Class AR (3M USD LIBOR + 1.060%)
3,900,000	2.801	04/15/31		3,644,800

				88,371,249

Home Equity – 0.3%
Lehman XS Trust Series 2007-3, Class 1BA2 (6M USD LIBOR + 0.500%)
157,622	2.033	03/25/37		132,170

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount		Interest Rate	Maturity Date	Value

Asset-Backed Securities(b) – (continued)
Home Equity – (continued)
	Morgan Stanley Mortgage Loan Trust Series 2006-16AX, Class 1A (1M USD LIBOR + 0.170%)
	$785,503	1.117%	11/25/36	$154,951
	Structured Asset Securities Corp. Mortgage Loan Trust Series 2007-EQ1, Class A1 (1M USD LIBOR + 0.215%)
	3,567,127	1.162	03/25/37	2,535,232

				2,822,353

Other(d) – 0.1%
	GNMA REMIC Series 2018-67, Class PS(-1X 1M USD LIBOR + 6.200%)
	5,739,636	5.427	05/20/48	839,244
	GNMA REMIC Series 2019-4, Class SJ(-1X 1M USD LIBOR + 6.050%)
	6,227,675	5.277	01/20/49	917,817

				1,757,061

Student Loan – 7.5%
	Access Group, Inc. Series 2015-1, Class A(d) (1M USD LIBOR + 0.700%)
	19,087,133	1.647	07/25/56	17,233,137
	Scholar Funding Trust Series 2010-A, Class A(d) (3M USD LIBOR + 0.750%)
	19,475,459	2.545	10/28/41	17,974,446
	SLM Student Loan Trust Series 2006-10, Class A5A (3M USD LIBOR + 0.100%)
	36,773	1.894	04/25/27	35,240
	SLM Student Loan Trust Series 2008-2, Class A3 (3M USD LIBOR + 0.750%)
	10,956,640	2.544	04/25/23	10,159,436
	SLM Student Loan Trust Series 2008-3, Class A3 (3M USD LIBOR + 1.000%)
	11,805,021	2.794	10/25/21	11,093,458
	SLM Student Loan Trust Series 2008-6, Class A4 (3M USD LIBOR + 1.100%)
	16,310,167	2.894	07/25/23	15,369,878
	South Texas Higher Education Authority, Inc. Series 2013-1, Class A1 (1M USD LIBOR + 0.600%)
	5,903,794	2.255	12/03/29	5,824,978

				77,690,573

	TOTAL ASSET-BACKED SECURITIES
	(Cost $182,542,042)			$170,641,236

Foreign Debt Obligations – 1.4%
Sovereign – 1.4%
	Dominican Republic
DOP	30,000,000	18.500%	02/04/28	$699,884
	$700,000	4.500 (d)	01/30/30	600,250
	3,160,000	5.875 (d)	01/30/60	2,646,500
	Republic of Egypt(d)
	2,790,000	4.550	11/20/23	2,448,225
	Republic of Indonesia
	5,310,000	4.450	02/11/24	5,469,300
	Republic of Romania(d)
EUR	820,000	3.375	01/28/50	806,325

Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Republic of Romania(d)
	230,000	2.000%	01/28/32	229,252
	Republic of South Africa
	670,000	5.750	09/30/49	485,328
	Ukraine Government Bond(d)
EUR	1,550,000	4.375	01/27/30	1,350,500

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $16,266,222)			$14,735,564

Municipal Debt Obligations – 1.0%
Illinois – 0.9%
	Illinois State GO Bonds Build America Series 2010(d)(e)
	$4,470,000	7.350%	07/01/35	$5,015,430
	Illinois State GO Bonds Taxable-Pension Series 2003
	4,280,000	5.100	06/01/33	4,248,456

				9,263,886

Minnesota(b)(e) – 0.1%
	Northstar Education Finance, Inc. (Student Loan Asset Backed) Series 2007-1, Class A1 (3M USD LIBOR)
	1,492,228	1.894	04/28/30	1,423,849

	TOTAL MUNICIPAL DEBT OBLIGATIONS
	(Cost $10,630,175)			$10,687,735

U.S. Treasury Obligations(j) – 0.1%
	United States Treasury Bond
	$10,000	2.750%	11/15/47	$13,192
	United States Treasury Note
	1,270,000	2.750	02/28/25	1,414,860

	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost $1,274,631)			$1,428,052

Units			Expiration Date	Value

Warrant(g) – 0.0%
	True Religion Warrant
	$2,355		10/27/22	$—
	True Religion Warrant 2
	8,897		10/27/22	—

	TOTAL WARRANT
	(Cost $—)			$—

Shares	Description	Value

Exchange Traded Fund – 0.5%
SPDR Portfolio Short Term Corporate Bond ETF
173,106		$5,236,456
(Cost $5,257,627)

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Shares	Dividend Rate	Value

Investment Company(k) – 9.6%
Goldman Sachs Financial Square Government Fund – Institutional Shares
99,264,768	0.333%	$99,264,768
(Cost $99,264,768)

TOTAL INVESTMENTS – 120.8%
(Cost $1,342,918,461)		$1,256,477,597

LIABILITIES IN EXCESS OF OTHER ASSETS – (20.8)%		(216,346,956)

NET ASSETS – 100.0%		$1,040,130,641

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on March 31, 2020. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2020.

(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(d)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(e)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(f)	Pay-in-kind securities.

(g)	Security is currently in default and/or non-income producing.

(h)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(i)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $230,746,418 which represents approximately 22.2% of the Fund’s net assets as of March 31, 2020.

(j)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(k)	Represents an affiliated issuer.

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
CZK	—Czech Koruna
DOP	—Dominican Peso
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
CDO	—Collateralized Debt Obligation
CDOR	—Canadian Dollar Offered Rate
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
ETF	—Exchange Traded Fund
EURO	—Euro Offered Rate
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
JIBAR	—Johannesburg Interbank Agreed Rate
JYOR	—Japanese Yen Offered Rate
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
MTA	—Monthly Treasury Average
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
PI	—Private Investment
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust
REMIC	—Real Estate Mortgage Investment Conduit
SOFR	—Secured Overnight Funding Rate
STIBOR	—Stockholm Interbank Offered Rate
STRIPS	—Separate Trading of Registered Interest and Principal of Securities
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2020

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2020, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	AUD	7,798,934	CAD	6,700,657	06/17/20	$33,214
	AUD	6,972,408	USD	4,114,469	06/17/20	175,136
	CAD	12,746,481	EUR	8,160,630	06/17/20	36,958
	CAD	12,633,120	JPY	944,054,425	06/17/20	174,467
	CAD	4,422,712	NOK	32,655,000	06/17/20	3,127
	CAD	33,738,059	USD	23,403,086	06/17/20	588,315
	CHF	5,821,157	USD	5,999,450	06/17/20	70,958
	CLP	4,877,354,450	USD	5,676,887	05/22/20	29,801
	COP	23,859,448,057	USD	5,839,317	04/07/20	31,415
	EUR	2,001,021	CAD	3,110,580	06/17/20	1,541
	EUR	25,671,612	CZK	686,640,900	06/17/20	740,903
	EUR	2,220,217	HUF	748,967,868	06/17/20	161,838
	EUR	20,722,357	NOK	228,748,417	06/17/20	913,748
	EUR	2,563,219	PLN	11,174,423	06/17/20	135,025
	EUR	58,008,342	SEK	615,739,209	06/17/20	1,818,308
	EUR	9,655,525	USD	10,507,891	05/14/20	159,899
	EUR	10,782,507	USD	11,650,846	06/17/20	276,599
	GBP	19,729,820	USD	23,153,714	04/29/20	1,369,214
	GBP	7,728,924	USD	9,203,927	06/17/20	409,193
	HUF	3,179,228,179	USD	9,676,263	06/17/20	61,898
	IDR	91,044,223,420	USD	5,560,292	04/07/20	43,464
	ILS	129,052,466	USD	35,271,346	06/17/20	1,308,340
	INR	268,955,287	USD	3,458,000	04/28/20	71,475
	JPY	4,246,305,688	USD	38,310,814	04/30/20	1,244,787
	JPY	808,701,357	USD	7,422,264	06/17/20	123,790
	KRW	11,314,739,043	USD	9,148,440	04/21/20	143,758
	KRW	5,996,533,165	USD	4,800,798	06/02/20	127,918
	MXN	50,680,784	USD	2,055,941	06/17/20	55,964
	NOK	57,836,373	EUR	4,961,297	06/17/20	76,611
	NOK	58,264,420	USD	5,567,842	04/27/20	37,490
	NOK	72,231,959	USD	6,477,086	06/17/20	472,705
	NZD	17,464,530	USD	10,294,855	06/17/20	119,780
	PLN	16,771,039	EUR	3,642,000	06/17/20	24,100
	TWD	369,297,458	USD	12,215,981	04/17/20	26,053
	USD	27,023,112	AUD	41,872,199	06/17/20	1,262,261
	USD	20,409,017	BRL	94,118,200	04/02/20	2,298,269
	USD	3,207,452	BRL	16,255,915	05/05/20	86,496
	USD	17,709,288	CAD	23,514,965	04/23/20	995,272
	USD	97,175,138	CAD	132,805,863	06/17/20	2,735,839
	USD	60,347,565	CHF	56,431,053	06/17/20	1,500,239
	USD	4,621,290	CNH	32,221,250	06/17/20	82,564
	USD	16,595,841	COP	57,063,296,357	04/07/20	2,555,142
	USD	11,040,561	CZK	249,791,934	06/17/20	979,397
	USD	5,613,025	EUR	4,996,262	05/14/20	92,966
	USD	47,240,410	EUR	41,982,569	06/17/20	799,933
	USD	44,679,994	GBP	34,465,863	04/29/20	1,841,091
	USD	2,078,967	GBP	1,606,366	06/17/20	80,993
	USD	46,015,631	HUF	13,754,992,533	06/17/20	3,883,287
	USD	27,062,806	IDR	385,563,987,548	04/07/20	3,331,411

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC (continued)	USD	7,309,445	IDR	104,452,517,159	05/28/20	$961,806
	USD	67,425,250	ILS	230,252,640	06/17/20	2,160,563
	USD	8,795,969	INR	656,487,131	04/16/20	175,608
	USD	5,502,424	INR	413,244,524	04/20/20	77,214
	USD	19,403,576	INR	1,447,564,576	04/28/20	407,321
	USD	19,558,533	JPY	2,028,056,176	06/17/20	634,587
	USD	22,529,638	KRW	26,930,019,344	04/21/20	413,433
	USD	9,717,389	MXN	187,337,707	04/27/20	1,853,376
	USD	15,607,733	MXN	349,146,349	06/17/20	1,058,555
	USD	62,593,218	NZD	99,049,753	06/17/20	3,526,812
	USD	5,355,609	PLN	21,738,000	05/21/20	102,382
	USD	5,575,070	PLN	21,348,861	06/17/20	415,986
	USD	16,144,640	RUB	1,208,919,460	05/22/20	784,545
	USD	15,384,421	SEK	147,217,521	06/17/20	477,204
	USD	14,896,202	THB	471,089,483	06/17/20	536,235
	USD	2,534,783	TRY	15,684,478	04/20/20	177,280
	USD	7,269,498	TRY	46,362,237	05/04/20	331,042
	USD	4,990,396	TRY	30,991,354	05/11/20	361,076
	USD	7,533,531	TRY	46,851,450	05/12/20	537,007
	USD	2,495,014	TRY	15,550,451	05/14/20	174,054
	USD	5,022,783	TRY	31,324,002	05/20/20	355,122
	USD	7,773,752	TRY	48,953,295	05/27/20	492,845
	USD	2,429,097	TRY	15,227,647	06/04/20	168,730
	USD	4,883,542	TRY	31,376,268	06/17/20	243,699
	USD	2,893,492	TRY	19,167,151	06/19/20	60,750
	USD	39,735,724	TWD	1,185,166,208	04/17/20	448,032
	USD	7,328,645	TWD	219,779,296	04/20/20	39,758
	USD	22,715,423	ZAR	386,132,548	06/17/20	1,346,818

TOTAL						$51,914,792

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	AUD	7,418,681	EUR	4,264,590	06/17/20	$(153,262)
	AUD	7,274,902	JPY	489,157,110	06/17/20	(88,657)
	AUD	41,740,397	USD	27,343,412	06/17/20	(1,663,649)
	BRL	94,118,200	USD	19,995,001	04/02/20	(1,884,252)
	BRL	2,351,768	USD	462,100	05/05/20	(10,587)
	CAD	7,656,526	GBP	4,497,705	06/17/20	(149,563)
	CAD	6,316,443	JPY	486,997,764	06/17/20	(52,541)
	CAD	13,416,256	USD	10,154,038	04/23/20	(618,002)
	CAD	35,042,732	USD	25,524,912	06/17/20	(605,749)
	CHF	2,075,821	AUD	3,641,727	06/17/20	(75,780)
	CHF	11,070,573	EUR	10,478,257	06/17/20	(46,293)
	CHF	5,201,042	GBP	4,497,009	06/17/20	(169,573)
	CHF	55,072,993	USD	58,831,732	06/17/20	(1,400,619)
	CNH	29,651,984	USD	4,251,705	06/17/20	(74,889)
	COP	33,203,848,300	USD	9,746,345	04/07/20	(1,576,378)
	COP	25,927,755,041	USD	7,545,473	05/08/20	(1,180,146)
	CZK	1,095,458,761	EUR	43,204,842	06/17/20	(3,669,454)

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC (continued)	CZK	115,485,761	USD	4,957,705	06/17/20	$(306,149)
	EUR	1,938,851	AUD	3,532,975	06/17/20	(28,850)
	EUR	2,803,142	CAD	4,378,009	06/17/20	(12,444)
	EUR	5,900,000	CZK	163,895,923	06/17/20	(74,939)
	EUR	6,515,618	GBP	5,986,086	06/17/20	(237,928)
	EUR	943,058	JPY	112,965,149	06/17/20	(10,890)
	EUR	12,101,140	NOK	151,769,854	06/17/20	(1,216,427)
	EUR	1,307,000	USD	1,461,317	05/14/20	(17,295)
	EUR	123,759,832	USD	139,369,184	06/17/20	(2,467,943)
	GBP	4,342,246	USD	5,467,659	04/29/20	(70,520)
	GBP	21,890,468	USD	28,089,792	06/17/20	(862,752)
	HUF	8,694,580,189	EUR	24,974,180	06/17/20	(994,051)
	HUF	1,390,505,714	USD	4,497,138	06/17/20	(237,939)
	IDR	294,519,764,129	USD	21,337,440	04/07/20	(3,209,799)
	IDR	179,680,318,452	USD	12,867,647	05/28/20	(1,948,371)
	ILS	99,383,692	USD	28,729,809	06/17/20	(559,685)
	IDR	34,828,753,578	USD	2,418,328	06/08/20	(306,146)
	INR	1,012,219,026	USD	13,491,113	04/20/20	(202,368)
	INR	1,000,065,278	USD	13,724,608	04/28/20	(600,845)
	JPY	480,046,653	EUR	4,082,037	06/17/20	(36,134)
	JPY	5,828,701,692	USD	55,588,519	06/17/20	(1,200,459)
	KRW	18,521,702,878	USD	15,583,838	04/21/20	(372,939)
	MXN	219,703,141	USD	11,072,291	04/27/20	(1,849,649)
	MXN	583,908,336	USD	27,019,464	06/17/20	(2,687,588)
	NOK	237,680,666	EUR	22,423,375	06/17/20	(1,935,971)
	NOK	504,191,782	USD	53,199,882	06/17/20	(4,689,116)
	NZD	11,603,719	EUR	6,397,111	06/17/20	(156,733)
	NZD	24,999,891	NOK	155,716,773	06/17/20	(74,074)
	NZD	49,076,888	USD	30,607,780	06/17/20	(1,341,725)
	PLN	6,834,547	EUR	1,500,854	06/17/20	(8,611)
	PLN	22,657,000	USD	5,582,024	05/21/20	(106,711)
	PLN	8,850,598	USD	2,328,982	06/17/20	(190,180)
	RUB	1,602,341,719	USD	23,013,329	05/22/20	(2,654,551)
	SEK	585,389,584	EUR	54,616,066	06/17/20	(1,139,021)
	SEK	180,022,128	USD	19,135,760	06/17/20	(906,754)
	THB	144,585,142	USD	4,548,090	06/17/20	(140,779)
	TRY	19,869,635	USD	3,170,292	04/20/20	(183,727)
	TRY	13,523,240	USD	2,066,734	05/04/20	(42,879)
	TRY	16,651,040	USD	2,684,781	05/11/20	(197,540)
	TRY	31,083,065	USD	5,007,195	05/12/20	(365,431)
	TRY	15,079,779	USD	2,427,524	05/14/20	(176,813)
	TRY	108,658,491	USD	16,512,355	05/27/20	(351,390)
	TRY	10,313,498	USD	1,640,709	06/04/20	(109,790)
	TRY	25,712,231	USD	3,995,362	06/17/20	(193,103)
	TWD	1,332,023,822	USD	44,301,413	04/17/20	(145,459)
	TWD	115,565,938	USD	3,844,715	04/20/20	(12,019)
	USD	10,781,473	AUD	18,267,083	06/17/20	(456,903)
	USD	2,927,051	CAD	4,149,251	06/17/20	(23,514)
	USD	12,078,000	CHF	11,776,521	06/17/20	(202,769)
	USD	4,607,135	CLP	3,987,475,364	05/22/20	(58,361)
	USD	5,823,994	COP	23,859,448,057	05/08/20	(33,559)
	USD	11,293,351	EUR	10,369,122	05/14/20	(162,846)
	USD	37,481,737	EUR	34,284,713	06/17/20	(443,490)

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC (continued)	USD	16,431,443	GBP	13,519,900	06/17/20	$(384,411)
	USD	5,494,853	IDR	91,044,223,420	05/28/20	(37,956)
	USD	1,761,446	INR	136,170,317	04/28/20	(25,505)
	USD	38,331,241	JPY	4,147,440,319	04/30/20	(303,400)
	USD	15,286,913	JPY	1,664,094,621	06/17/20	(240,881)
	USD	2,129,795	KRW	2,639,695,142	04/21/20	(38,047)
	USD	14,688,776	MXN	359,513,790	06/17/20	(292,420)
	USD	10,762,820	NOK	124,333,388	06/17/20	(1,199,906)
	USD	4,662,000	RUB	378,594,027	05/22/20	(148,280)
	USD	1,044,851	SEK	10,346,168	06/17/20	(2,800)
	USD	13,425,774	TWD	405,903,822	04/17/20	(29,744)
	ZAR	314,471,872	USD	18,348,724	06/17/20	(945,826)

TOTAL						$(53,084,499)

FORWARD SALES CONTRACT — At March 31, 2020, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
UMBS, 30 Year, Single Family (Proceeds Receivable: $(2,271,094))	5.000%	TBA-30yr	03/09/20	$(2,000,000)	$(2,158,445)

(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At March 31, 2020, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 10 Year Government Bonds	11	06/15/20	$1,019,047	$45,585
1 Month SOFR	875	07/31/20	364,393,733	3,045,690
10 Year U.K. Long Gilt	5	06/26/20	845,808	33,579
10 Year U.S. Treasury Notes	1,514	06/19/20	209,972,875	6,178,661

Total				$9,303,515
Short position contracts:
Eurodollars	(105)	06/15/20	(26,112,187)	(467,756)
Eurodollars	(3)	12/14/20	(747,450)	(13,197)
Ultra Long U.S. Treasury Bonds	(108)	06/19/20	(23,962,500)	219,889
Ultra 10 Year U.S. Treasury Notes	(264)	06/19/20	(41,192,250)	(1,065,157)
30 day Federal Funds	(875)	07/31/20	(364,393,733)	(3,034,893)
2 Year U.S. Treasury Notes	(874)	06/30/20	(192,614,578)	4,063
5 Year U.S. Treasury Notes	(1,654)	06/30/20	(207,344,406)	(5,899,247)
20 Year U.S. Treasury Bonds	(178)	06/19/20	(31,873,125)	(196,727)

Total				$(10,453,025)

TOTAL FUTURES CONTRACTS				$(1,149,510)

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2020, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
6M EURO(a)	0.250%(b)	06/18/30	EUR	16,050	(c)	$41,338	$(280,936)	$322,274
6M EURO(a)	(0.250)(b)	06/17/30		47,780	(c)	(1,301,177)	(1,956,661)	655,484
6M GBP(b)	0.270	06/17/25	GBP	71,890	(c)	95,470	25,611	69,859
6M EURO(a)	0.280(b)	07/06/31	EUR	14,340	(c)	327,067	65,844	261,223
6M GBP(b)	0.400	03/18/25	GBP	71,580		718,918	39,905	679,013
6M JYOR(a)	0.500	06/20/40	JPY	1,298,680	(c)	263,396	246,342	17,054
6M JYOR(a)	0.500	06/20/50		2,000,610	(c)	329,984	318,074	11,910
6M AUDOR(a)	1.000	03/11/30	AUD	71,970	(c)	(471,866)	(1,135,894)	664,028
6M GBP(a)	1.000	03/18/25	GBP	320		9,547	10,304	(757)
3M NZDOR(d)	1.500(a)	03/18/25	NZD	79,990		2,058,638	(150,529)	2,209,167
6M AUDOR(a)	1.750	03/18/30	AUD	78,340		3,962,906	1,869,483	2,093,423
6M AUDOR(a)	1.750	03/19/30		33,530	(c)	510,510	631,602	(121,092)
6M CDOR(a)	1.750	03/18/25	CAD	53,300		1,478,455	4,367	1,474,088
6.244%(f)	1M BID Avg	01/02/23	BRL	32,550		(152,399)	—	(152,399)
6.260(e)	1M BID Avg	01/02/25		6,310		6,422	(4,566)	10,988
6.943(e)	1M BID Avg	01/02/23		15,100		(116,809)	—	(116,809)
7.223(e)	1M BID Avg	01/02/23		21,975		(196,313)	—	(196,313)
6M CDOR(d)	2.000(a)	03/18/30	CAD	21,680		1,300,445	(215,729)	1,516,174
6M CNY(d)	2.500	06/17/25	CNY	250,780		409,791	28,938	380,853
1.750(d)	3M LIBOR(a)	06/20/50		$14,640	(c)	(964,602)	(537,647)	(426,955)
1.750(d)	3M LIBOR(a)	06/18/30		36,050	(c)	(1,447,736)	(1,550,603)	102,867
1.750(d)	3M LIBOR(a)	06/19/40		8,490	(c)	(571,727)	(230,477)	(341,250)
1M LIBOR+0.090(d)	3M LIBOR	07/25/24		312,900		(321,481)	5,468	(326,949)
2.250(d)	3M LIBOR(a)	03/18/50		3,890		(1,456,099)	(217,700)	(1,238,399)
2.000(a)	3M NIBOR(b)	03/18/30	NOK	168,840		(1,477,971)	(82,774)	(1,395,197)
1M BID Avg(f)	5.330	01/02/24	BRL	52,025		(203,581)	(10,621)	(192,960)
1M BID Avg(e)	5.440	01/03/22		222,110		1,129,528	253,102	876,426
3M JIBAR(d)	6.500	06/17/22	ZAR	729,150	(c)	925,422	88,121	837,301
1M BID Avg(f)	5.750	01/02/23		63,705		196,916	76,712	120,204
Mexico IB TIIE 28 Days(e)	6.000	06/15/22	MXN	529,570	(c)	134,023	6,957	127,066
1M BID Avg(e)	6.660	01/02/23	BRL	10,840		88,390	19,163	69,227
(0.250)(a)	6M EURO(b)	03/18/23	EUR	10,760		(28,882)	(23,307)	(5,575)
0.500(a)	6M EURO(b)	03/18/30		29,260		(1,742,091)	(3,454,475)	1,712,384
0.750(a)	6M EURO(b)	03/18/40		800		(93,602)	(41,603)	(51,999)
1.250(a)	6M EURO(b)	12/19/28		2,630		(355,184)	(69,039)	(286,145)
0.308(b)	6M GBP	06/17/30	GBP	19,880	(c)	(2,519)	(56,663)	54,144
0.400(b)	6M GBP	06/17/30		37,900	(c)	(431,728)	(139,438)	(292,290)
0.400(b)	6M GBP	06/17/40		13,180	(c)	(168,920)	(53,574)	(115,346)
0.500(a)	6M GBP	03/10/30		39,970	(c)	375,030	767,136	(392,106)
0.570(b)	6M GBP	03/18/30		27,810		(917,744)	68,593	(986,337)
2.000(a)	6M NIBOR(b)	03/18/25	NOK	978,570		(5,371,689)	(2,321,316)	(3,050,373)
0.500(d)	6M STIBOR(b)	03/18/30	SEK	297,810		(340,117)	(803,292)	463,175
1.400(a)	6M WIBOR(b)	06/17/25	PLN	61,505	(c)	(388,464)	(76,829)	(311,635)

TOTAL						$(4,160,505)	$(8,887,951)	$4,727,446

(a)	Payments made semi-annually.
(b)	Payments made annually.
(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2020.
(d)	Payments made quarterly.
(e)	Payments made monthly.
(f)	Payments made at termination date.

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/ Index	Financing Rate Paid by the Fund(a)	Credit Spread at March 31, 2020(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
People’s Republic of China, 7.500%, 10/28/27	(1.000)%	0.089%	Barclays Bank PLC	06/20/21	10,330	$(119,257)	$11,413	$(130,670)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.089	Citibank NA	06/20/21	2,060	(23,782)	4,888	(28,670)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.089	Deutsche Bank AG (London)	06/20/21	11,160	(128,839)	10,321	(139,160)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.089	JPMorgan Securities, Inc.	06/20/21	3,640	(42,023)	4,613	(46,636)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.089	UBS AG (London)	06/20/21	5,910	(68,222)	7,266	(75,488)

TOTAL						$(382,123)	$38,501	$(420,624)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2020(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
People’s Republic of China, 7.500%, 10/28/27	(1.000)%	0.342%	12/20/23	$5,890	$(145,740)	$(51,153)	$(94,587)
Protection Sold:
CDX.NA.IG Index 33	1.000	1.079	12/20/24	12,550	(40,543)	208,157	(248,700)
Federative Republic of Brazil, 4.250%, 01/07/25	1.000	0.810	06/20/20	1,150	674	1,295	(621)
Kingdom of Saudi Arabia, 2.375%, 10/26/21	1.000	1.669	12/20/24	3,250	(93,787)	41,028	(134,815)
Republic of Colombia, 10.375%, 01/28/33	1.000	1.830	12/20/23	12,040	(360,425)	(176,773)	(183,652)
Republic of Indonesia, 5.875%, 03/13/20	1.000	1.736	06/20/24	8,760	(242,994)	48,264	(291,258)
Russian Federation, 7.500%, 03/31/30	1.000	1.841	12/20/24	1,340	(49,119)	4,540	(53,659)
State of Qatar, 9.750%, 06/15/30	1.000	1.138	06/20/24	1,330	(6,484)	24,419	(30,903)
State of Qatar, 9.750%, 06/15/30	1.000	1.209	12/20/24	520	(4,701)	10,380	(15,081)

TOTAL					$(943,119)	$110,157	$(1,053,276)

(a)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.
(b)	Payments made quarterly.

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At March 31, 2020, the Fund had the following purchased and written options:

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Puts

6M IRS	Deutsche Bank AG (London)	1.985%	06/09/2020	28,800,000	$28,800,000	$2,510	$825,839	$(823,329)
Written option contracts
Calls
1M IRS	Deutsche Bank AG (London)	0.395	09/30/2020	(43,000,000)	(43,000,000)	(483,621)	(546,100)	62,479
1Y IRS	Barclays Bank PLC	(0.340)	03/25/2021	(146,220,000)	(146,220,000)	(149,900)	(171,090)	21,190
1Y IRS	BofA Securities LLC	(0.390)	03/25/2021	(138,260,000)	(138,260,000)	(107,180)	(167,605)	60,425
1Y IRS	JPMorgan Securities, Inc.	(0.390)	03/25/2021	(96,430,000)	(96,430,000)	(74,753)	(103,266)	28,513
1Y IRS	UBS AG (London)	(0.256)	08/27/2020	(31,620,000)	(31,620,000)	(246,220)	(506,838)	260,618
4M IRS	Barclays Bank PLC	(0.400)	06/26/2020	(35,950,000)	(35,950,000)	(52,653)	(110,666)	58,013
4M IRS	JPMorgan Securities, Inc.	(0.400)	06/26/2020	(56,530,000)	(56,530,000)	(82,794)	(180,428)	97,634
6M IRS	Barclays Bank PLC	(0.350)	05/27/2020	(112,090,000)	(112,090,000)	(173,589)	(164,540)	(9,049)
6M IRS	BNP Paribas SA	(0.350)	08/13/2020	(76,940,000)	(76,940,000)	(224,291)	(197,692)	(26,599)
6M IRS	Deutsche Bank AG (London)	0.395	09/30/2020	(43,000,000)	(43,000,000)	(483,621)	(447,200)	(36,421)
6M IRS	JPMorgan Securities, Inc.	(0.350)	08/13/2020	(76,940,000)	(76,940,000)	(224,291)	(202,697)	(21,594)
6M IRS	UBS AG (London)	0.350	05/27/2020	(25,250,000)	(25,250,000)	(812,483)	(27,986)	(784,497)
6M IRS	UBS AG (London)	0.380	07/02/2021	(30,140,000)	(30,140,000)	(1,540,362)	(1,068,450)	(471,912)
				(912,370,000)	$(912,370,000)	$(4,655,758)	$(3,894,558)	$(761,200)
Puts
1Y IRS	Barclays Bank PLC	0.340	03/25/2021	(146,220,000)	(146,220,000)	(172,465)	(171,090)	(1,375)
1Y IRS	BofA Securities LLC	0.390	03/25/2021	(138,260,000)	(138,260,000)	(205,544)	(147,615)	(57,929)
1Y IRS	JPMorgan Securities, Inc.	0.390	03/25/2021	(96,430,000)	(96,430,000)	(143,359)	(370,876)	227,517
6M IRS	Barclays Bank PLC	0.100	05/27/2020	(112,090,000)	(112,090,000)	(196,283)	(346,684)	150,401
6M IRS	Deutsche Bank AG (London)	2.235	06/09/2020	(28,800,000)	(28,800,000)	(966)	(288,000)	287,034
6M IRS	UBS AG (London)	0.100	05/27/2020	(25,250,000)	(25,250,000)	(8,842)	(86,756)	77,914
6M IRS	UBS AG (London)	0.380	07/02/2021	(30,140,000)	(30,140,000)	(512,999)	(414,931)	(98,068)

				(577,190,000)	$(577,190,000)	$(1,240,458)	$(1,825,952)	$585,494

Total written option contracts				(1,489,560,000)	$(1,489,560,000)	$(5,896,216)	$(5,720,510)	$(175,706)

TOTAL				(1,460,760,000)	$(1,460,760,000)	$(5,893,706)	$(4,894,671)	$(999,035)

Abbreviations:
1M BID Avg	—1 Month Brazilian Interbank Deposit Average
1Y IRS	—1 Year Interest Rate Swaptions
3M IRS	—3 Month Interest Rate Swaptions
6M IRS	—6 Month Interest Rate Swaptions
CS International (London)	—Credit Suisse International (London)
CDX.NA.IG Index 33	—CDX North America Investment Grade Index 33
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
Mexico IB TIIE 28D	—Mexico Interbank TIIE 28 Days
SOFR	—Secured Overnight Funding Rate

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities

March 31, 2020

	Bond Fund	Core Fixed Income Fund	Global Income Fund

Assets:
Investments of unaffiliated issuers, at value (cost $533,355,207, $1,499,282,065 and $700,501,960, respectively)	$531,207,191	$1,519,038,978	$706,976,347
Investments of affiliated issuers, at value (cost $1,970,018, $131,413,400 and $14,122,305, respectively)	1,970,018	131,413,400	14,122,305
Purchased options, at value (premium paid $112,414, $115,056 and $132,625, respectively)	218	209	235
Cash	6,601,337	17,698,037	8,276,650
Foreign currencies, at value (cost $74,894, $2,247 and $2,410,411, respectively)	98,170	20,867	2,544,386
Unrealized gain on swap contracts	—	—	105,266
Unrealized gain on forward foreign currency exchange contracts	9,661,845	4,108,579	14,609,201
Variation margin on futures contracts	—	—	362,814
Variation margin on swaps contracts	66,610	—	—
Receivables:
Investments sold on an extended-settlement basis	39,546,914	113,937,461	35,827,937
Collateral on certain derivative contracts(a)	6,749,928	10,389,174	16,742,720
Interest and Dividends	2,980,088	7,793,013	4,018,214
Fund shares sold	295,301	26,888,117	601,070
Investments sold	214,602	369,639	277,044
Reimbursement from investment adviser	62,502	98,897	72,498
Due from broker — upfront payment	34,496	43,352	—
Upfront payments made on swap contracts	13,539	—	14,501
Other assets	67,937	104,357	64,445

Total assets	599,570,696	1,831,904,080	804,615,633

Liabilities:
Forward sale contracts, at value (proceeds received $10,812,188, $33,194,063 and $5,189,219, respectively)	10,742,625	33,249,140	5,299,413
Written option contracts, at value (premium received $713,779, $830,532, and $857,036, respectively)	693,058	821,077	836,861
Unrealized loss on swap contracts	103,229	—	116,410
Unrealized loss on forward foreign currency exchange contracts	9,603,227	3,262,743	13,228,585
Variation margin on futures contracts	60,774	220,759	—
Variation margin on swaps contracts	—	538,125	225,385
Payables:
Investments purchased on an extended — settlement basis	143,813,246	359,447,380	105,162,887
Investments purchased	3,002,111	9,636,516	9,673,358
Collateral on certain derivative contracts(b)	1,960,000	5,884,888	1,260,000
Fund shares redeemed	1,065,219	5,596,329	662,323
Management fees	149,562	367,610	367,650
Distribution and Service fees and Transfer Agency fees	68,319	94,534	39,925
Income distributions	24,133	63,185	18,416
Upfront payments received on swap contracts	2,161	—	636
Accrued expenses	463,753	411,383	438,806

Total liabilities	171,751,417	419,593,669	137,330,655

Net Assets:
Paid-in capital	428,204,698	1,368,554,963	645,496,264
Total distributable earnings (loss)	(385,419)	43,755,448	21,788,714

NET ASSETS	$427,819,279	$1,412,310,411	$667,284,978
Net Assets:
Class A	$84,503,143	$125,490,175	$42,358,160
Class C	12,468,019	8,330,729	6,299,929
Institutional	133,067,467	292,906,032	250,975,675
Service	44,646	1,140,629	196,379
Investor	26,436,000	122,100,316	47,717,160
Class P	81,064,476	704,747,193	7,900,465
Class R	5,315,636	4,774,073	—
Class R6	84,919,892	152,821,264	311,837,210

Total Net Assets	$427,819,279	$1,412,310,411	$667,284,978
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	8,176,889	11,634,903	3,330,769
Class C	1,207,803	768,474	499,560
Institutional	12,879,815	27,043,197	19,769,461
Service	4,321	105,284	15,557
Investor	2,567,211	11,310,555	3,766,179
Class P	7,849,343	64,970,190	621,759
Class R	514,837	442,370	—
Class R6	8,221,953	14,095,743	24,557,002
Net asset value, offering and redemption price per share:(c)
Class A	$10.33	$10.79	$12.72
Class C	10.32	10.84	12.61
Institutional	10.33	10.83	12.70
Service	10.33	10.83	12.62
Investor	10.30	10.80	12.67
Class P	10.33	10.85	12.71
Class R	10.32	10.79	—
Class R6	10.33	10.84	12.70

(a)	Segregated for initial margin and/or collateral as follows:

Fund	Forward Foreign Currencies	Futures	Swaps	TBA
Bond	$2,320,000	$299,387	$4,130,541	$—
Core Fixed	1,010,000	—	9,039,174	340,000

Global Income	8,010,000	2,051,097	6,661,623	20,000

(b)	Segregated for initial margin and/or collateral as follows:

Fund	Forward Foreign Currencies	Swaps	TBA
Bond	$—	$—	$1,960,000
Core Fixed	150,000	354,888	5,380,000

Global Income	—	—	1,260,000

(c)	Maximum public offering price per share for Class A Shares of the Bond, Core Fixed Income and Global Income Funds is $10.73, $11.21 and $13.22, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities (continued)

March 31, 2020

	Income Fund	Strategic Income Fund

Assets:
Investments of unaffiliated issuers, at value (cost $30,074,657 and $1,243,653,693, respectively)	$27,189,456	$1,157,212,829
Investments of affiliated issuers, at value (cost $455,147 and $99,264,768, respectively)	455,147	99,264,768
Purchased options, at value (premium paid $0 and $825,839, respectively)	—	2,510
Cash	472,333	17,169,492
Foreign currencies, at value (cost $96,655 and $125,933, respectively)	96,746	281,714
Unrealized gain on forward foreign currency exchange contracts	6,803	51,914,792
Variation margin on futures contracts	34,839	583,258
Variation margin on swaps contracts	—	641,547
Deferred offering costs	106,908	—
Receivables:
Interest and Dividends	346,658	8,860,540
Collateral on certain derivative contracts(a)	237,289	39,236,157
Investments sold	3,869	3,758,856
Investments sold on an extended — settlement basis	—	83,771,172
Fund shares sold	—	386,338
Upfront payments made on swap contracts	—	38,501
Reimbursement from investment adviser	—	8,256
Other assets	7,495	49,323

Total assets	28,957,543	1,463,180,053

Liabilities:
Forward sale contracts, at value (proceeds $0 and $2,271,094, respectively)	—	2,158,445
Written option contracts, at value (premium received $0 and $5,720,510, respectively)	—	5,896,216
Unrealized loss on swap contracts	—	420,624
Unrealized loss on forward foreign currency exchange contracts	18,376	53,084,499
Variation margin on swaps contracts	4,912	—
Payables:
Investments purchased on an extended — settlement basis	4,659,854	319,773,348
Investments purchased	614,850	26,226,029
Offering expense	123,115	—
Management fees	11,208	551,291
Due to Broker	1,605	291,965
Distribution and Service fees and Transfer Agency fees	941	160,103
Collateral on certain derivative contracts(b)	—	6,450,000
Fund shares redeemed	—	7,126,003
Accrued expenses	108,116	910,889

Total liabilities	5,542,977	423,049,412

Net Assets:
Paid-in capital	26,373,546	3,158,447,633
Total distributable earnings (loss)	(2,958,980)	(2,118,316,992)
NET ASSETS	$23,414,566	$1,040,130,641
Net Assets:
Class A	$141,878	$115,256,754
Class C	64,963	89,308,306
Institutional	22,264,183	564,586,377
Investor	44,966	25,178,674
Class P	808,702	235,966,118
Class R	44,893	3,055,811
Class R6	44,981	6,778,601
Total Net Assets	$23,414,566	$1,040,130,641
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	15,974	13,590,712
Class C	7,316	10,556,899
Institutional	2,507,407	66,535,526
Investor	5,064	2,967,627
Class P	91,074	27,855,526
Class R	5,056	360,944
Class R6	5,066	799,079
Net asset value, offering and redemption price per share:(c)
Class A	$8.88	$8.48
Class C	8.88	8.46
Institutional	8.88	8.49
Investor	8.88	8.48
Class P	8.88	8.47
Class R	8.88	8.47
Class R6	8.88	8.48

(a)	Segregated for initial margin and/or collateral as follows:

Fund	Forward Foreign Currencies	Futures	Swaps	TBA
Income	$—	$52,630	$184,659	$—

Strategic Income	13,970,000	742,730	24,267,427	256,000

(b)	Includes segregated cash for initial margin and/or collateral on TBA transactions of $6,450,000 for the Strategic Income Fund.
(c)	Maximum public offering price per share for Class A Shares of the Income and Strategic Income Funds is $9.23 and $8.81, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Operations

For the Fiscal Year Ended March 31, 2020

	Bond Fund	Core Fixed Income Fund	Global Income Fund
Investment income:

Interest (net of foreign withholding taxes of $0, $168 and $26,002)	$13,693,385	$32,448,688	$13,116,118

Dividends — affiliated issuers	459,767	1,250,068	791,398

Total investment income	14,153,152	33,698,756	13,907,516

Expenses:

Management fees	1,850,710	4,633,774	4,400,197

Distribution and Service fees(a)	357,971	329,809	217,709

Custody, accounting and administrative services	294,730	302,464	219,535

Transfer Agency fees(a)	288,715	531,048	347,296

Professional fees	158,966	148,502	149,669

Registration fees	136,264	205,195	115,199

Printing and mailing costs	84,020	111,694	97,712

Trustee fees	18,783	19,978	19,182

Shareholder meeting expense	16,680	14,882	25,474

Prime Broker Fees	12,973	—	22,668

Service Share fees — Service Plan	96	2,463	2,734

Service Share fees — Shareholder Administration Plan	96	2,463	2,734

Other	22,037	37,293	27,108

Total expenses	3,242,041	6,339,565	5,647,217

Less — expense reductions	(731,859)	(1,125,977)	(690,994)

Net expenses	2,510,182	5,213,588	4,956,223

NET INVESTMENT INCOME	11,642,970	28,485,168	8,951,293

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	6,906,877	23,751,614	7,901,410

Purchased options	927,700	(174,736)	1,068,834

Futures contracts	17,112,868	26,955,775	17,088,402

Written options	(1,030,078)	(128,853)	(1,021,991)

Swap contracts	(962,846)	(3,432,025)	(1,393,327)

Forward foreign currency exchange contracts	(1,414,716)	(234,801)	12,433,103

Foreign currency transactions	(337,890)	182,284	(3,390,191)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(8,171,015)	(16,738)	(3,226,179)

Purchased options	(540,393)	(137,197)	(501,194)

Futures contracts	1,834,723	5,219,046	(555,040)

Written options	376,109	9,455	345,196

Swap contracts	(709,013)	(1,920,103)	(974,254)

Forward foreign currency exchange contracts	41,936	550,105	(2,810,950)

Foreign currency translation	28,442	27,476	169,545

Net realized and unrealized gain	14,062,704	50,651,302	25,133,364

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$25,705,674	$79,136,470	$34,084,657

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor	Class P	Class R	Class R6
Bond	$218,013	$92,065	$47,893	$113,366	$11,968	$57,100	$15	$42,937	$27,000	$12,452	$23,877
Core Fixed Income	235,531	70,365	23,913	122,476	9,147	95,145	394	62,813	183,506	6,218	51,349
Global Income	142,356	75,353	—	74,025	9,796	102,073	438	70,335	2,443	—	88,186

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Operations (continued)

For the Fiscal Year Ended March 31, 2020

	Income Fund(a)	Strategic Income Fund
Investment income:

Interest (net of foreign withholding taxes of $415 and $14,440)	$354,581	$53,967,015

Dividends — affiliated issuers	2,462	1,780,069

Total investment income	357,043	55,747,084

Expenses:

Professional fees	51,780	205,119

Amortization of offering costs	51,507	—

Management fees	44,983	8,404,191

Printing and mailing costs	30,513	90,789

Custody, accounting and administrative services	25,449	440,187

Organization costs	12,000	—

Trustee fees	9,651	19,793

Transfer Agency fees(b)	3,341	862,616

Registration fees	555	211,998

Distribution and Service fees(b)	356	1,643,829

Shareholder meeting expense	—	62,054

Prime Broker Fees	—	90,568

Other	4,627	26,171

Total expenses	234,762	12,057,315

Less — expense reductions	(181,849)	(354,885)

Net expenses	52,913	11,702,430

NET INVESTMENT INCOME	304,130	44,044,654

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(107,953)	(10,245,718)

Investment — affiliated issuers	—	(50,144,332)

Purchased options	—	20,030,362

Futures contracts	164,299	22,014,067

Written options	—	(18,811,687)

Swap contracts	(71,734)	(15,169,915)

Forward foreign currency exchange contracts	24,909	(9,378,600)

Foreign currency transactions	(1,316)	564,116

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(2,885,201)	(75,731,561)

Investments — affiliated issuers	—	40,995,017

Purchased options	—	(9,271,182)

Futures contracts	55,830	5,952,206

Written options	—	6,836,017

Swap contracts	(107,241)	(6,638,682)

Forward foreign currency exchange contracts	(11,573)	(3,319,379)

Foreign currency translation	54	207,556

Net realized and unrealized loss	(2,939,926)	(102,111,715)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,635,796)	$(58,067,061)

(a)	Commenced operations on December 3, 2019.
(b)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class P	Class R	Class R6
Income	$96	$179	$81	$50	$23	$3,196	$21	$25	$21	$5
Strategic Income	410,726	1,210,773	22,330	213,578	157,401	314,220	78,859	90,496	5,806	2,256

120	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Bond Fund		Core Fixed Income Fund
	For the Fiscal Year Ended March 31, 2020	For the Fiscal Year Ended March 31, 2019	For the Fiscal Year Ended March 31, 2020	For the Fiscal Year Ended March 31, 2019
From operations:
Net investment income	$11,642,970	$14,281,168	$28,485,168	$30,028,467

Net realized gain (loss)	21,201,915	(7,845,088)	46,919,258	(2,500,713)

Net change in unrealized gain (loss)	(7,139,211)	10,647,573	3,732,044	21,211,439
Net increase (decrease) in net assets resulting from operations	25,705,674	17,083,653	79,136,470	48,739,193

Distributions to shareholders:

From distributable earnings:

Class A Shares	(2,433,447)	(2,346,462)	(3,249,602)	(1,504,319)

Class C Shares	(185,799)	(169,625)	(177,099)	(138,472)

Institutional Shares	(4,472,781)	(5,740,892)	(8,532,589)	(10,291,006)

Service Shares	(1,015)	(5,121)	(30,865)	(22,157)

Investor Shares	(1,006,504)	(866,606)	(1,740,445)	(1,020,405)

Class P Shares(a)	(2,828,261)	(1,946,046)	(22,136,637)	(12,475,336)

Class R Shares	(248,890)	(444,289)	(145,994)	(104,062)

Class R6 Shares	(2,493,166)	(1,876,845)	(6,095,880)	(5,799,985)

Return of capital:

Class A Shares	—	(244,669)	—	—

Class C Shares	—	(26,060)	—	—

Institutional Shares	—	(532,844)	—	—

Service Shares	—	(612)	—	—

Investor Shares	—	(81,784)	—	—

Class P Shares(a)	—	(186,212)	—	—

Class R Shares	—	(51,807)	—	—

Class R6 Shares	—	(170,427)	—	—

Total distributions to shareholders	(13,669,863)	(14,690,301)	(42,109,111)	(31,355,742)

From share transactions:

Proceeds from sales of shares	133,640,576	218,721,578	734,273,516	986,499,098

Reinvestment of distributions	13,110,709	13,847,454	41,111,691	30,920,666

Cost of shares redeemed	(192,751,023)	(333,810,042)	(484,022,906)	(932,859,923)

Net increase (decrease) in net assets resulting from share transactions	(45,999,738)	(101,241,010)	291,362,301	84,559,841

TOTAL INCREASE (DECREASE)	(33,963,927)	(98,847,658)	328,389,660	101,943,292

Net assets:
Beginning of year	461,783,206	560,630,864	1,083,920,751	981,977,459

End of year	$427,819,279	$461,783,206	$1,412,310,411	$1,083,920,751

(a)	Class P Shares commenced operations on April 20, 2018.

The accompanying notes are an integral part of these financial statements.	121

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	Global Income Fund			Income Fund(a)
	For the Fiscal Year Ended March 31, 2020	For the Fiscal Year Ended March 31, 2019		For the Period Ended March 31, 2020
From operations:

Net investment income	$8,951,293	$10,429,095		$304,130

Net realized gain (loss)	32,686,240	19,692,157		8,205

Net change in unrealized loss	(7,552,876)	(6,287,409)		(2,948,131)
Net increase (decrease) in net assets resulting from operations	34,084,657	23,833,843		(2,635,796)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(1,559,422)	(1,017,618)		(1,422)

Class C Shares	(150,935)	(75,805)		(521)

Institutional Shares	(7,916,411)	(4,967,706)		(317,318)

Service Shares	(20,104)	(24,270)		—

Investor Shares	(1,656,079)	(934,660)		(627)

Class P Shares	(247,987)	(116,187	)(b)	(3,382)

Class R Shares	—	—		(546)

Class R6 Shares	(9,122,934)	(3,792,977)		(643)

Total distributions to shareholders	(20,673,872)	(10,929,223)		(324,459)

From share transactions:

Proceeds from sales of shares	227,403,940	172,259,396		26,050,439

Reinvestment of distributions	20,078,335	10,461,498		324,457

Cost of shares redeemed	(210,120,151)	(325,070,222)		(75)

Net increase (decrease) in net assets resulting from share transactions	37,362,124	(142,349,328)		26,374,821

TOTAL INCREASE (DECREASE)	50,772,909	(129,444,708)		23,414,566

Net assets:
Beginning of year	616,512,069	745,956,777		—

End of year	$667,284,978	$616,512,069		$23,414,566

(a)	Commenced operations on December 3, 2019.
(b)	Class P Shares commenced operations on April 20, 2018.

122	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	Strategic Income Fund
	For the Fiscal Year Ended March 31, 2020	For the Fiscal Year Ended March 31, 2019
From operations:

Net investment income	$44,044,654	$126,373,084

Net realized loss	(61,141,707)	(40,895,733)

Net change in unrealized loss	(40,970,008)	(107,542,585)
Net decrease in net assets resulting from operations	(58,067,061)	(22,065,234)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(11)	(1,046,263)

Class C Shares	(5)	(653,211)

Institutional Shares	(59)	(10,054,263)

Investor Shares	(4)	(635,964)

Class P Shares(a)	(22)	(1,794,734)

Class R Shares	—	(27,364)

Class R6 Shares	(1)	(224,128)

Return of capital:

Class A Shares	(4,959,068)	(6,491,310)

Class C Shares	(2,745,797)	(4,052,701)

Institutional Shares	(26,378,884)	(62,379,439)

Investor Shares	(1,944,099)	(3,945,699)

Class P Shares(a)	(10,249,840)	(11,135,030)

Class R Shares	(124,892)	(169,774)

Class R6 Shares	(254,375)	(1,390,551)

Total distributions to shareholders	(46,657,057)	(104,000,431)

From share transactions:

Proceeds from sales of shares	195,430,419	1,328,491,815

Reinvestment of distributions	41,855,613	93,927,115

Cost of shares redeemed	(859,812,535)	(4,164,007,815)

Net decrease in net assets resulting from share transactions	(622,526,503)	(2,741,588,885)

TOTAL DECREASE	(727,250,621)	(2,867,654,550)

Net assets:
Beginning of year	1,767,381,262	4,635,035,812

End of year	$1,040,130,641	$1,767,381,262

(a)	Class P Shares commenced operations on April 20, 2018.

The accompanying notes are an integral part of these financial statements.	123

GOLDMAN SACHS BOND FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Bond Fund
	Class A Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$10.06	$9.95	$10.14	$10.28	$10.44

Net investment income(a)	0.24	0.25	0.21	0.19	0.21

Net realized and unrealized gain (loss)	0.32	0.12	(0.19)	(0.07)	(0.03)

Total from investment operations	0.56	0.37	0.02	0.12	0.18

Distributions to shareholders from net investment income	(0.29)	(0.24)	(0.18)	(0.25)	(0.34)

Distributions to shareholders from net realized gains	—	—	—	(0.01)	— (b)

Distributions to shareholders from return of capital	—	(0.02)	(0.03)	—	—

Total distributions	(0.29)	(0.26)	(0.21)	(0.26)	(0.34)

Net asset value, end of year	$10.33	$10.06	$9.95	$10.14	$10.28

Total return(c)	5.66%	3.84%	0.22%	1.15%	1.83%

Net assets, end of year (in 000s)	$84,503	$85,671	$101,231	$117,249	$129,351

Ratio of net expenses to average net assets	0.79%	0.80%	0.79%	0.78%	0.78%

Ratio of total expenses to average net assets	0.95%	1.00%	0.93%	0.97%	1.00%

Ratio of net investment income to average net assets	2.34%	2.59%	2.03%	1.87%	2.00%

Portfolio turnover rate(d)	742%	429%	372%	517%	588%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.01 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

124	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Bond Fund
	Class C Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$10.05	$9.95	$10.14	$10.27	$10.44

Net investment income(a)	0.16	0.18	0.13	0.11	0.13

Net realized and unrealized gain (loss)	0.32	0.11	(0.18)	(0.05)	(0.03)

Total from investment operations	0.48	0.29	(0.05)	0.06	0.10

Distributions to shareholders from net investment income	(0.21)	(0.17)	(0.12)	(0.18)	(0.27)

Distributions to shareholders from net realized gains	—	—	—	(0.01)	— (b)

Distributions to shareholders from return of capital	—	(0.02)	(0.02)	—	—

Total distributions	(0.21)	(0.19)	(0.14)	(0.19)	(0.27)

Net asset value, end of year	$10.32	$10.05	$9.95	$10.14	$10.27

Total return(c)	4.88%	2.97%	(0.53)%	0.50%	0.98%

Net assets, end of year (in 000s)	$12,468	$8,217	$14,476	$19,081	$17,254

Ratio of net expenses to average net assets	1.54%	1.55%	1.54%	1.53%	1.53%

Ratio of total expenses to average net assets	1.70%	1.74%	1.68%	1.72%	1.75%

Ratio of net investment income to average net assets	1.53%	1.82%	1.29%	1.10%	1.25%

Portfolio turnover rate(d)	742%	429%	372%	517%	588%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.01 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	125

GOLDMAN SACHS BOND FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Bond Fund
	Institutional Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$10.05	$9.95	$10.14	$10.28	$10.44

Net investment income(a)	0.28	0.28	0.24	0.23	0.24

Net realized and unrealized gain (loss)	0.32	0.12	(0.18)	(0.07)	(0.02)

Total from investment operations	0.60	0.40	0.06	0.16	0.22

Distributions to shareholders from net investment income	(0.32)	(0.28)	(0.21)	(0.29)	(0.38)

Distributions to shareholders from net realized gains	—	—	—	(0.01)	— (b)

Distributions to shareholders from return of capital	—	(0.02)	(0.04)	—	—

Total distributions	(0.32)	(0.30)	(0.25)	(0.30)	(0.38)

Net asset value, end of year	$10.33	$10.05	$9.95	$10.14	$10.28

Total return(c)	6.01%	4.19%	0.56%	1.50%	2.18%

Net assets, end of year (in 000s)	$133,067	$155,541	$314,928	$329,358	$279,435

Ratio of net expenses to average net assets	0.45%	0.46%	0.45%	0.44%	0.44%

Ratio of total expenses to average net assets	0.62%	0.64%	0.59%	0.63%	0.66%

Ratio of net investment income to average net assets	2.69%	2.89%	2.37%	2.19%	2.33%

Portfolio turnover rate(d)	742%	429%	372%	517%	588%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.01 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

126	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Bond Fund
	Service Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$10.05	$9.95	$10.14	$10.28	$10.44

Net investment income(a)	0.24	0.22	0.19	0.17	0.18

Net realized and unrealized gain (loss)	0.31	0.13	(0.18)	(0.06)	(0.01)

Total from investment operations	0.55	0.35	0.01	0.11	0.17

Distributions to shareholders from net investment income	(0.27)	(0.23)	(0.17)	(0.24)	(0.33)

Distributions to shareholders from net realized gains	—	—	—	(0.01)	— (b)

Distributions to shareholders from return of capital	—	(0.02)	(0.03)	—	—

Total distributions	(0.27)	(0.25)	(0.20)	(0.25)	(0.33)

Net asset value, end of year	$10.33	$10.05	$9.95	$10.14	$10.28

Total return(c)	5.49%	3.67%	0.06%	0.99%	1.68%

Net assets, end of year (in 000s)	$45	$66	$410	$1,293	$1,119

Ratio of net expenses to average net assets	0.95%	0.96%	0.95%	0.94%	0.94%

Ratio of total expenses to average net assets	1.12%	1.11%	1.09%	1.13%	1.17%

Ratio of net investment income to average net assets	2.29%	2.28%	1.87%	1.69%	1.74%

Portfolio turnover rate(d)	742%	429%	372%	517%	588%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.01 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	127

GOLDMAN SACHS BOND FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Bond Fund
	Investor Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$10.02	$9.92	$10.11	$10.25	$10.40

Net investment income(a)	0.27	0.28	0.23	0.22	0.23

Net realized and unrealized gain (loss)	0.32	0.11	(0.18)	(0.07)	(0.01)

Total from investment operations	0.59	0.39	0.05	0.15	0.22

Distributions to shareholders from net investment income	(0.31)	(0.27)	(0.20)	(0.28)	(0.37)

Distributions to shareholders from net realized gains	—	—	—	(0.01)	— (b)

Distributions to shareholders from return of capital	—	(0.02)	(0.04)	—	—

Total distributions	(0.31)	(0.29)	(0.24)	(0.29)	(0.37)

Net asset value, end of year	$10.30	$10.02	$9.92	$10.11	$10.25

Total return(c)	5.82%	4.10%	0.47%	1.40%	2.18%

Net assets, end of year (in 000s)	$26,436	$33,495	$36,267	$44,207	$39,939

Ratio of net expenses to average net assets	0.54%	0.55%	0.54%	0.53%	0.53%

Ratio of total expenses to average net assets	0.70%	0.75%	0.68%	0.72%	0.75%

Ratio of net investment income to average net assets	2.61%	2.85%	2.27%	2.12%	2.23%

Portfolio turnover rate(d)	742%	429%	372%	517%	588%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.01 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

128	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Bond Fund
	Class P Shares
	Year Ended March 31, 2020	Period Ended March 31, 2019(a)
Per Share Data

Net asset value, beginning of period	$10.05	$9.87

Net investment income(b)	0.28	0.27

Net realized and unrealized gain	0.32	0.19

Total from investment operations	0.60	0.46

Distributions to shareholders from net investment income	(0.32)	(0.26)

Distributions to shareholders from return of capital	—	(0.02)

Total distributions	(0.32)	(0.28)

Net asset value, end of period	$10.33	$10.05

Total return(c)	6.03%	4.72%

Net assets, end of period (in 000s)	$81,064	$87,881

Ratio of net expenses to average net assets	0.44%	0.44	%(d)

Ratio of total expenses to average net assets	0.60%	0.67	%(d)

Ratio of net investment income to average net assets	2.69%	3.00	%(d)

Portfolio turnover rate(e)	742%	429%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	129

GOLDMAN SACHS BOND FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Bond Fund
	Class R Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$10.05	$9.94	$10.13	$10.27	$10.43

Net investment income(a)	0.23	0.23	0.18	0.16	0.18

Net realized and unrealized gain (loss)	0.30	0.12	(0.18)	(0.06)	(0.02)

Total from investment operations	0.53	0.35	—	0.10	0.16

Distributions to shareholders from net investment income	(0.26)	(0.22)	(0.16)	(0.23)	(0.32)

Distributions to shareholders from net realized gains	—	—	—	(0.01)	— (b)

Distributions to shareholders from return of capital	—	(0.02)	(0.03)	—	—

Total distributions	(0.26)	(0.24)	(0.19)	(0.24)	(0.32)

Net asset value, end of year	$10.32	$10.05	$9.94	$10.13	$10.27

Total return(c)	5.40%	3.58%	(0.03)%	0.90%	1.58%

Net assets, end of year (in 000s)	$5,316	$19,263	$22,970	$25,639	$9,241

Ratio of net expenses to average net assets	1.04%	1.05%	1.04%	1.03%	1.03%

Ratio of total expenses to average net assets	1.22%	1.25%	1.18%	1.22%	1.26%

Ratio of net investment income to average net assets	2.24%	2.34%	1.78%	1.58%	1.77%

Portfolio turnover rate(d)	742%	429%	372%	517%	588%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.01 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

130	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Bond Fund
	Class R6 Shares
	Year Ended March 31,				Period Ended March 31, 2016(a)
	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$10.05	$9.95	$10.14	$10.28	$10.33

Net investment income(b)	0.28	0.29	0.24	0.23	0.16

Net realized and unrealized gain (loss)	0.32	0.11	(0.18)	(0.07)	0.08

Total from investment operations	0.60	0.40	0.06	0.16	0.24

Distributions to shareholders from net investment income	(0.32)	(0.28)	(0.22)	(0.29)	(0.29)

Distributions to shareholders from net realized gains	—	—	—	(0.01)	—	(c)

Distributions to shareholders from return of capital	—	(0.02)	(0.03)	—	—

Total distributions	(0.32)	(0.30)	(0.25)	(0.30)	(0.29)

Net asset value, end of period	$10.33	$10.05	$9.95	$10.14	$10.28

Total return(d)	6.03%	4.10%	0.58%	1.51%	2.42%

Net assets, end of period (in 000s)	$84,920	$71,648	$70,350	$51,028	$10

Ratio of net expenses to average net assets	0.44%	0.45%	0.44%	0.43%	0.47	%(e)

Ratio of total expenses to average net assets	0.60%	0.65%	0.58%	0.60%	0.69	%(e)

Ratio of net investment income to average net assets	2.67%	2.95%	2.37%	2.24%	2.37	%(e)

Portfolio turnover rate(f)	742%	429%	372%	517%	588%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Rounds to less than $0.01 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	131

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Core Fixed Income Fund
	Class A Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$10.41	$10.23	$10.40	$10.53	$10.64

Net investment income(a)	0.22	0.25	0.19	0.19	0.21

Net realized and unrealized gain (loss)	0.51	0.19	(0.13)	(0.09)	(0.07)

Total from investment operations	0.73	0.44	0.06	0.10	0.14

Distributions to shareholders from net investment income	(0.27)	(0.26)	(0.23)	(0.23)	(0.25)

Distributions to shareholders from net realized gains	(0.08)	—	—	—	—

Total distributions	(0.35)	(0.26)	(0.23)	(0.23)	(0.25)

Net asset value, end of year	$10.79	$10.41	$10.23	$10.40	$10.53

Total return(b)	7.07%	4.40%	0.56%	0.94%	1.35%

Net assets, end of year (in 000s)	$125,490	$57,754	$62,399	$148,548	$142,299

Ratio of net expenses to average net assets	0.74%	0.79%	0.79%	0.79%	0.78%

Ratio of total expenses to average net assets	0.84%	0.86%	0.84%	0.84%	0.85%

Ratio of net investment income to average net assets	2.07%	2.45%	1.82%	1.77%	1.98%

Portfolio turnover rate(c)	693%	396%	273%	363%	450%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

132	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Core Fixed Income Fund
	Class C Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$10.46	$10.29	$10.46	$10.59	$10.69

Net investment income(a)	0.15	0.17	0.11	0.11	0.13

Net realized and unrealized gain (loss)	0.50	0.19	(0.13)	(0.09)	(0.06)

Total from investment operations	0.65	0.36	(0.02)	0.02	0.07

Distributions to shareholders from net investment income	(0.19)	(0.19)	(0.15)	(0.15)	(0.17)

Distributions to shareholders from net realized gains	(0.08)	—	—	—	—

Total distributions	(0.27)	(0.19)	(0.15)	(0.15)	(0.17)

Net asset value, end of year	$10.84	$10.46	$10.29	$10.46	$10.59

Total return(b)	6.25%	3.52%	(0.18)%	0.20%	0.69%

Net assets, end of year (in 000s)	$8,331	$6,585	$9,817	$15,714	$18,124

Ratio of net expenses to average net assets	1.50%	1.54%	1.54%	1.54%	1.53%

Ratio of total expenses to average net assets	1.60%	1.61%	1.59%	1.59%	1.60%

Ratio of net investment income to average net assets	1.37%	1.67%	1.09%	1.02%	1.23%

Portfolio turnover rate(c)	693%	396%	273%	363%	450%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	133

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Core Fixed Income Fund
	Institutional Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$10.45	$10.27	$10.45	$10.57	$10.68

Net investment income(a)	0.26	0.27	0.23	0.22	0.24

Net realized and unrealized gain (loss)	0.51	0.21	(0.14)	(0.07)	(0.06)

Total from investment operations	0.77	0.48	0.09	0.15	0.18

Distributions to shareholders from net investment income	(0.31)	(0.30)	(0.27)	(0.27)	(0.29)

Distributions to shareholders from net realized gains	(0.08)	—	—	—	—

Total distributions	(0.39)	(0.30)	(0.27)	(0.27)	(0.29)

Net asset value, end of year	$10.83	$10.45	$10.27	$10.45	$10.57

Total return(b)	7.41%	4.75%	0.81%	1.38%	1.69%

Net assets, end of year (in 000s)	$292,906	$181,702	$850,477	$776,135	$697,260

Ratio of net expenses to average net assets	0.41%	0.45%	0.45%	0.44%	0.44%

Ratio of total expenses to average net assets	0.51%	0.51%	0.50%	0.50%	0.51%

Ratio of net investment income to average net assets	2.46%	2.66%	2.20%	2.11%	2.31%

Portfolio turnover rate(c)	693%	396%	273%	363%	450%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

134	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Core Fixed Income Fund
	Service Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$10.46	$10.28	$10.45	$10.58	$10.69

Net investment income(a)	0.21	0.23	0.18	0.17	0.19

Net realized and unrealized gain (loss)	0.50	0.20	(0.14)	(0.09)	(0.07)

Total from investment operations	0.71	0.43	0.04	0.08	0.12

Distributions to shareholders from net investment income	(0.26)	(0.25)	(0.21)	(0.21)	(0.23)

Distributions to shareholders from net realized gains	(0.08)	—	—	—	—

Total distributions	(0.34)	(0.25)	(0.21)	(0.21)	(0.23)

Net asset value, end of year	$10.83	$10.46	$10.28	$10.45	$10.58

Total return(b)	6.87%	4.23%	0.41%	0.79%	1.19%

Net assets, end of year (in 000s)	$1,141	$855	$1,035	$1,522	$1,578

Ratio of net expenses to average net assets	0.91%	0.95%	0.95%	0.94%	0.94%

Ratio of total expenses to average net assets	1.01%	1.02%	1.00%	1.00%	1.01%

Ratio of net investment income to average net assets	1.95%	2.28%	1.68%	1.61%	1.82%

Portfolio turnover rate(c)	693%	396%	273%	363%	450%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	135

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Core Fixed Income Fund
	Investor Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$10.42	$10.24	$10.41	$10.54	$10.65

Net investment income(a)	0.24	0.27	0.22	0.21	0.23

Net realized and unrealized gain (loss)	0.52	0.20	(0.13)	(0.08)	(0.06)

Total from investment operations	0.76	0.47	0.09	0.13	0.17

Distributions to shareholders from net investment income	(0.30)	(0.29)	(0.26)	(0.26)	(0.28)

Distributions to shareholders from net realized gains	(0.08)	—	—	—	—

Total distributions	(0.38)	(0.29)	(0.26)	(0.26)	(0.28)

Net asset value, end of year	$10.80	$10.42	$10.24	$10.41	$10.54

Total return(b)	7.33%	4.66%	0.81%	1.19%	1.60%

Net assets, end of year (in 000s)	$122,100	$17,645	$45,129	$38,620	$5,058

Ratio of net expenses to average net assets	0.48%	0.54%	0.54%	0.53%	0.53%

Ratio of total expenses to average net assets	0.59%	0.60%	0.59%	0.59%	0.60%

Ratio of net investment income to average net assets	2.27%	2.66%	2.11%	2.01%	2.23%

Portfolio turnover rate(c)	693%	396%	273%	363%	450%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

136	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Core Fixed Income Fund
	Class P Shares
	Year Ended March 31, 2020	Period Ended March 31, 2019(a)
Per Share Data

Net asset value, beginning of period	$10.47	$10.20

Net investment income(b)	0.27	0.28

Net realized and unrealized gain	0.50	0.27

Total from investment operations	0.77	0.55

Distributions to shareholders from net investment income	(0.31)	(0.28)

Distributions to shareholders from net realized gains	(0.08)	—

Total distributions	(0.39)	(0.28)

Net asset value, end of period	$10.85	$10.47

Total return(c)	7.41%	5.50%

Net assets, end of period (in 000s)	$704,747	$595,010

Ratio of net expenses to average net assets	0.40%	0.44	%(d)

Ratio of total expenses to average net assets	0.50%	0.52	%(d)

Ratio of net investment income to average net assets	2.47%	2.91	%(d)

Portfolio turnover rate(e)	693%	396%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	137

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Core Fixed Income Fund
	Class R Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$10.42	$10.24	$10.41	$10.54	$10.65

Net investment income(a)	0.20	0.22	0.17	0.16	0.19

Net realized and unrealized gain (loss)	0.50	0.20	(0.14)	(0.09)	(0.08)

Total from investment operations	0.70	0.42	0.03	0.07	0.11

Distributions to shareholders from net investment income	(0.25)	(0.24)	(0.20)	(0.20)	(0.22)

Distributions to shareholders from net realized gains	(0.08)	—	—	—	—

Total distributions	(0.33)	(0.24)	(0.20)	(0.20)	(0.22)

Net asset value, end of year	$10.79	$10.42	$10.24	$10.41	$10.54

Total return(b)	6.70%	4.14%	0.31%	0.69%	1.09%

Net assets, end of year (in 000s)	$4,774	$4,444	$4,637	$944	$9,524

Ratio of net expenses to average net assets	1.00%	1.04%	1.04%	1.03%	1.03%

Ratio of total expenses to average net assets	1.10%	1.11%	1.09%	1.10%	1.11%

Ratio of net investment income to average net assets	1.88%	2.20%	1.63%	1.50%	1.79%

Portfolio turnover rate(c)	693%	396%	273%	363%	450%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

138	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Core Fixed Income Fund
	Class R6 Shares
	Year Ended March 31,				Period Ended March 31, 2016(a)
	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$10.46	$10.28	$10.45	$10.57	$10.52

Net investment income(b)	0.27	0.29	0.26	0.23	0.16

Net realized and unrealized gain (loss)	0.50	0.19	(0.16)	(0.08)	0.08

Total from investment operations	0.77	0.48	0.10	0.15	0.24

Distributions to shareholders from net investment income	(0.31)	(0.30)	(0.27)	(0.27)	(0.19)

Distributions to shareholders from net realized gains	(0.08)	—	—	—	—

Total Distributions	(0.39)	(0.30)	(0.27)	(0.27)	(0.19)

Net asset value, end of period	$10.84	$10.46	$10.28	$10.45	$10.57

Total Return(c)	7.41%	4.76%	0.92%	1.40%	2.34%

Net assets, end of period (in 000s)	$152,821	$219,927	$8,482	$56,117	$57,091

Ratio of net expenses to average net assets	0.40%	0.44%	0.43%	0.42%	0.43	%(d)

Ratio of total expenses to average net assets	0.50%	0.51%	0.47%	0.48%	0.49	%(d)

Ratio of net investment income to average net assets	2.51%	2.84%	2.50%	2.13%	2.36	%(d)

Portfolio turnover rate(e)	693%	396%	273%	363%	450%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	139

GOLDMAN SACHS GLOBAL INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Income Fund
	Class A Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$12.47	$12.17	$12.21	$12.24	$12.76

Net investment income(a)	0.14	0.17	0.09	0.09	0.13

Net realized and unrealized gain (loss)	0.47	0.31	0.08	0.05	0.07

Total from investment operations	0.61	0.48	0.17	0.14	0.20

Distributions to shareholders from net investment income	(0.20)	(0.18)	(0.21)	(0.12)	(0.71)

Distributions to shareholders from net realized gains	(0.16)	—	—	(0.05)	(0.01)

Total distributions	(0.36)	(0.18)	(0.21)	(0.17)	(0.72)

Net asset value, end of year	$12.72	$12.47	$12.17	$12.21	$12.24

Total return(b)	4.88%	3.99%	1.38%	1.14%	1.67%

Net assets, end of year (in 000s)	$42,358	$63,453	$78,752	$136,317	$111,852

Ratio of net expenses to average net assets	1.01%	1.03%	1.03%	1.03%	1.03%

Ratio of total expenses to average net assets	1.13%	1.20%	1.14%	1.13%	1.15%

Ratio of net investment income to average net assets	1.08%	1.39%	0.76%	0.71%	1.06%

Portfolio turnover rate(c)	610%	302%	172%	289%	261%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

140	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Income Fund
	Class C Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$12.37	$12.07	$12.11	$12.14	$12.67

Net investment income(a)	0.04	0.08	0.01	— (b)	0.04

Net realized and unrealized gain	0.46	0.31	0.07	0.05	0.05

Total from investment operations	0.50	0.39	0.08	0.05	0.09

Distributions to shareholders from net investment income	(0.10)	(0.09)	(0.12)	(0.03)	(0.61)

Distributions to shareholders from net realized gains	(0.16)	—	—	(0.05)	(0.01)

Total distributions	(0.26)	(0.09)	(0.12)	(0.08)	(0.62)

Net asset value, end of year	$12.61	$12.37	$12.07	$12.11	$12.14

Total return(c)	4.06%	3.24%	0.68%	0.42%	0.83%

Net assets, end of year (in 000s)	$6,300	$8,725	$12,984	$20,808	$12,653

Ratio of net expenses to average net assets	1.76%	1.78%	1.74%	1.74%	1.77%

Ratio of total expenses to average net assets	1.88%	1.94%	1.89%	1.88%	1.90%

Ratio of net investment income (loss) to average net assets	0.33%	0.63%	0.05%	(0.03)%	0.31%

Portfolio turnover rate(d)	610%	302%	172%	289%	261%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	141

GOLDMAN SACHS GLOBAL INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Income Fund
	Institutional Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$12.45	$12.15	$12.19	$12.22	$12.74

Net investment income(a)	0.18	0.21	0.13	0.13	0.17

Net realized and unrealized gain	0.47	0.31	0.08	0.05	0.07

Total from investment operations	0.65	0.52	0.21	0.18	0.24

Distributions to shareholders from net investment income	(0.24)	(0.22)	(0.25)	(0.16)	(0.75)

Distributions to shareholders from net realized gains	(0.16)	—	—	(0.05)	(0.01)

Total distributions	(0.40)	(0.22)	(0.25)	(0.21)	(0.76)

Net asset value, end of year	$12.70	$12.45	$12.15	$12.19	$12.22

Total return(b)	5.22%	4.34%	1.72%	1.48%	2.00%

Net assets, end of year (in 000s)	$250,976	$252,456	$321,021	$627,253	$639,915

Ratio of net expenses to average net assets	0.69%	0.69%	0.69%	0.69%	0.69%

Ratio of total expenses to average net assets	0.79%	0.86%	0.80%	0.79%	0.81%

Ratio of net investment income to average net assets	1.37%	1.73%	1.08%	1.05%	1.41%

Portfolio turnover rate(c)	610%	302%	172%	289%	261%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

142	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Income Fund
	Service Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$12.38	$12.09	$12.12	$12.16	$12.71

Net investment income(a)	0.13	0.15	0.07	0.07	0.09

Net realized and unrealized gain	0.44	0.30	0.09	0.04	0.05

Total from investment operations	0.57	0.45	0.16	0.11	0.14

Distributions to shareholders from net investment income	(0.17)	(0.16)	(0.19)	(0.10)	(0.68)

Distributions to shareholders from net realized gains	(0.16)	—	—	(0.05)	(0.01)

Total distributions	(0.33)	(0.16)	(0.19)	(0.15)	(0.69)

Net asset value, end of year	$12.62	$12.38	$12.09	$12.12	$12.16

Total return(b)	4.71%	3.75%	1.31%	0.90%	1.23%

Net assets, end of year (in 000s)	$196	$1,930	$1,799	$2,772	$2,280

Ratio of net expenses to average net assets	1.19%	1.19%	1.19%	1.19%	1.18%

Ratio of total expenses to average net assets	1.30%	1.36%	1.30%	1.29%	1.29%

Ratio of net investment income to average net assets	1.02%	1.24%	0.60%	0.56%	0.75%

Portfolio turnover rate(c)	610%	302%	172%	289%	261%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	143

GOLDMAN SACHS GLOBAL INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Income Fund
	Investor Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$12.43	$12.13	$12.17	$12.20	$12.72

Net investment income(a)	0.17	0.20	0.12	0.11	0.16

Net realized and unrealized gain	0.46	0.31	0.08	0.06	0.07

Total from investment operations	0.63	0.51	0.20	0.17	0.23

Distributions to shareholders from net investment income	(0.23)	(0.21)	(0.24)	(0.15)	(0.74)

Distributions to shareholders from net realized gains	(0.16)	—	—	(0.05)	(0.01)

Total distributions	(0.39)	(0.21)	(0.24)	(0.20)	(0.75)

Net asset value, end of year	$12.67	$12.43	$12.13	$12.17	$12.20

Total return(b)	5.07%	4.25%	1.63%	1.39%	1.95%

Net assets, end of year (in 000s)	$47,717	$53,615	$62,988	$97,332	$31,548

Ratio of net expenses to average net assets	0.76%	0.78%	0.78%	0.78%	0.78%

Ratio of total expenses to average net assets	0.88%	0.95%	0.89%	0.88%	0.90%

Ratio of net investment income to average net assets	1.31%	1.64%	1.00%	0.90%	1.26%

Portfolio turnover rate(c)	610%	302%	172%	289%	261%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

144	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Income Fund
	Class P Shares
	Year Ended March 31, 2020	Period Ended March 31, 2019(a)
Per Share Data

Net asset value, beginning of period	$12.46	$12.10

Net investment income(b)	0.18	0.21

Net realized and unrealized gain	0.47	0.36

Total from investment operations	0.65	0.57

Distributions to shareholders from net investment income	(0.24)	(0.21)

Distributions to shareholders from net realized gains	(0.16)	—

Total distributions	(0.40)	(0.21)

Net asset value, end of period	$12.71	$12.46

Total return(c)	5.22%	4.77%

Net assets, end of period (in 000s)	$7,900	$8,170

Ratio of net expenses to average net assets	0.68%	0.69	%(d)

Ratio of total expenses to average net assets	0.78%	0.87	%(d)

Ratio of net investment income to average net assets	1.38%	1.82	%(d)

Portfolio turnover rate(e)	610%	302%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	145

GOLDMAN SACHS GLOBAL INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Income Fund
	Class R6 Shares
	Year Ended March 31,				Period Ended March 31, 2016(a)
	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$12.45	$12.16	$12.19	$12.22	$12.55

Net investment income(b)	0.17	0.21	0.15	0.11	0.09

Net realized and unrealized gain	0.48	0.30	0.07	0.07	0.26

Total from investment operations	0.65	0.51	0.22	0.18	0.35

Distributions to shareholders from net investment income	(0.24)	(0.22)	(0.25)	(0.16)	(0.67)

Distributions to shareholders from net realized gains	(0.16)	—	—	(0.05)	(0.01)

Total distributions	(0.40)	(0.22)	(0.25)	(0.21)	(0.68)

Net asset value, end of period	$12.70	$12.45	$12.16	$12.19	$12.22

Total return(c)	5.22%	4.35%	1.73%	1.50%	2.92%

Net assets, end of period (in 000s)	$311,837	$228,163	$268,413	$5,468	$520

Ratio of net expenses to average net assets	0.68%	0.68%	0.68%	0.67%	0.68	%(d)

Ratio of total expenses to average net assets	0.78%	0.85%	0.78%	0.77%	0.79	%(d)

Ratio of net investment income to average net assets	1.36%	1.74%	1.25%	0.92%	1.10	%(d)

Portfolio turnover rate(e)	610%	302%	172%	289%	261%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

146	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs Income Fund
	Class A Shares
	Period Ended March 31, 2020(a)
Per Share Data

Net asset value, beginning of period	$10.00

Net investment income(b)	0.11

Net realized and unrealized loss	(1.11)

Total from investment operations	(1.00)

Distributions to shareholders from net investment income	(0.12)

Net asset value, end of period	$8.88

Total return(c)	(10.14)%

Net assets, end of period (in 000s)	$142

Ratio of net expenses to average net assets	0.98	%(d)

Ratio of total expenses to average net assets	2.58	%(d)

Ratio of net investment income to average net assets	3.44	%(d)

Portfolio turnover rate(e)	110%

(a)	Commenced operations on December 3, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	147

GOLDMAN SACHS INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs Income Fund
	Class C Shares
	Period Ended March 31, 2020(a)
Per Share Data

Net asset value, beginning of period	$10.00

Net investment income(b)	0.09

Net realized and unrealized loss	(1.12)

Total from investment operations	(1.03)

Distributions to shareholders from net investment income	(0.09)

Net asset value, end of period	$8.88

Total return(c)	(10.35)%

Net assets, end of period (in 000s)	$65

Ratio of net expenses to average net assets	1.73	%(d)

Ratio of total expenses to average net assets	3.40	%(d)

Ratio of net investment income to average net assets	2.67	%(d)

Portfolio turnover rate(e)	110%

(a)	Commenced operations on December 3, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

148	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs Income Fund
	Institutional Shares
	Period Ended March 31, 2020(a)
Per Share Data

Net asset value, beginning of period	$10.00

Net investment income(b)	0.12

Net realized and unrealized loss	(1.11)

Total from investment operations	(0.99)

Distributions to shareholders from net investment income	(0.13)

Net asset value, end of period	$8.88

Total return(c)	(10.03)%

Net assets, end of period (in 000s)	$22,264

Ratio of net expenses to average net assets	0.64	%(d)

Ratio of total expenses to average net assets	2.53	%(d)

Ratio of net investment income to average net assets	3.72	%(d)

Portfolio turnover rate(e)	110%

(a)	Commenced operations on December 3, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	149

GOLDMAN SACHS INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs Income Fund
	Investor Shares
	Period Ended March 31, 2020(a)
Per Share Data

Net asset value, beginning of period	$10.00

Net investment income(b)	0.12

Net realized and unrealized loss	(1.12)

Total from investment operations	(1.00)

Distributions to shareholders from net investment income	(0.12)

Net asset value, end of period	$8.88

Total return(c)	(10.06)%

Net assets, end of period (in 000s)	$45

Ratio of net expenses to average net assets	0.73	%(d)

Ratio of total expenses to average net assets	2.62	%(d)

Ratio of net investment income to average net assets	3.63	%(d)

Portfolio turnover rate(e)	110%

(a)	Commenced operations on December 3, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

150	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs Income Fund
	Class P Shares
	Period Ended March 31, 2020(a)
Per Share Data

Net asset value, beginning of period	$10.00

Net investment income(b)	0.12

Net realized and unrealized loss	(1.11)

Total from investment operations	(0.99)

Distributions to shareholders from net investment income	(0.13)

Net asset value, end of period	$8.88

Total return(c)	(10.03)%

Net assets, end of period (in 000s)	$809

Ratio of net expenses to average net assets	0.60	%(d)

Ratio of total expenses to average net assets	0.63	%(d)

Ratio of net investment income to average net assets	3.76	%(d)

Portfolio turnover rate(e)	110%

(a)	Commenced operations on December 3, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	151

GOLDMAN SACHS INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs Income Fund
	Class R Shares
	Period Ended March 31, 2020(a)
Per Share Data

Net asset value, beginning of period	$10.00

Net investment income(b)	0.10

Net realized and unrealized loss	(1.11)

Total from investment operations	(1.01)

Distributions to shareholders from net investment income	(0.11)

Net asset value, end of period	$8.88

Total return(c)	(10.21)%

Net assets, end of period (in 000s)	$45

Ratio of net expenses to average net assets	1.23	%(d)

Ratio of total expenses to average net assets	3.12	%(d)

Ratio of net investment income to average net assets	3.13	%(d)

Portfolio turnover rate(e)	110%

(a)	Commenced operations on December 3, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

152	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs Income Fund
	Class R6 Shares
	Period Ended March 31, 2020(a)
Per Share Data

Net asset value, beginning of period	$10.00

Net investment income(b)	0.12

Net realized and unrealized loss	(1.11)

Total from investment operations	(0.99)

Distributions to shareholders from net investment income	(0.13)

Net asset value, end of period	$8.88

Total return(c)	(10.03)%

Net assets, end of period (in 000s)	$45

Ratio of net expenses to average net assets	0.63	%(d)

Ratio of total expenses to average net assets	2.52	%(d)

Ratio of net investment income to average net assets	3.73	%(d)

Portfolio turnover rate(e)	110%

(a)	Commenced operations on December 3, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	153

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Income Fund
	Class A Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$9.28	$9.54	$9.70	$9.41	$10.06

Net investment income(a)	0.26	0.35	0.17	0.19	0.28

Net realized and unrealized gain (loss)	(0.78)	(0.31)	(0.25)	0.26	(0.52)

Total from investment operations	(0.52)	0.04	(0.08)	0.45	(0.24)

Distributions to shareholders from net investment income	— (b)	(0.05)	(0.05)	(0.11)	(0.41)

Distributions to shareholders from return of capital	(0.28)	(0.25)	(0.03)	(0.05)	—

Total distributions	(0.28)	(0.30)	(0.08)	(0.16)	(0.41)

Net asset value, end of year	$8.48	$9.28	$9.54	$9.70	$9.41

Total return(c)	(5.64)%	0.46%	(0.86)%	4.84%	(2.49)%

Net assets, end of year (in 000s)	$115,257	$202,337	$311,146	$646,435	$1,383,885

Ratio of net expenses to average net assets	1.01%	0.99%	0.95%	0.92%	0.90%

Ratio of total expenses to average net assets	1.04%	1.01%	0.95%	0.93%	0.91%

Ratio of net investment income to average net assets	2.84%	3.72%	1.81%	1.96%	2.83%

Portfolio turnover rate(d)	491%	169%	128%	184%	212%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

154	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Income Fund
	Class C Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$9.25	$9.52	$9.71	$9.41	$10.06

Net investment income(a)	0.19	0.28	0.10	0.12	0.21

Net realized and unrealized gain (loss)	(0.77)	(0.32)	(0.26)	0.28	(0.52)

Total from investment operations	(0.58)	(0.04)	(0.16)	0.40	(0.31)

Distributions to shareholders from net investment income	— (b)	(0.04)	(0.02)	(0.07)	(0.34)

Distributions to shareholders from return of capital	(0.21)	(0.19)	(0.01)	(0.03)	—

Total distributions	(0.21)	(0.23)	(0.03)	(0.10)	(0.34)

Net asset value, end of year	$8.46	$9.25	$9.52	$9.71	$9.41

Total return(c)	(6.27)%	(0.41)%	(1.60)%	4.25%	(3.21)%

Net assets, end of year (in 000s)	$89,308	$150,514	$252,929	$448,657	$710,230

Ratio of net expenses to average net assets	1.77%	1.74%	1.70%	1.60%	1.65%

Ratio of total expenses to average net assets	1.79%	1.76%	1.70%	1.68%	1.66%

Ratio of net investment income to average net assets	2.10%	2.97%	1.01%	1.26%	2.08%

Portfolio turnover rate(d)	491%	169%	128%	184%	212%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	155

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Income Fund
	Institutional Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$9.28	$9.55	$9.70	$9.41	$10.06

Net investment income(a)	0.29	0.38	0.20	0.22	0.31

Net realized and unrealized gain (loss)	(0.76)	(0.32)	(0.25)	0.26	(0.52)

Total from investment operations	(0.47)	0.06	(0.05)	0.48	(0.21)

Distributions to shareholders from net investment income	(0.01)	(0.06)	(0.07)	(0.13)	(0.44)

Distributions to shareholders from return of capital	(0.31)	(0.27)	(0.03)	(0.06)	—

Total distributions	(0.32)	(0.33)	(0.10)	(0.19)	(0.44)

Net asset value, end of year	$8.49	$9.28	$9.55	$9.70	$9.41

Total return(b)	(5.31)%	0.71%	(0.49)%	5.19%	(2.16)%

Net assets, end of year (in 000s)	$564,586	$950,665	$3,849,088	$6,435,385	$11,261,977

Ratio of net expenses to average net assets	0.68%	0.65%	0.61%	0.58%	0.56%

Ratio of total expenses to average net assets	0.70%	0.66%	0.61%	0.59%	0.57%

Ratio of net investment income to average net assets	3.18%	4.10%	2.08%	2.31%	3.17%

Portfolio turnover rate(c)	491%	169%	128%	184%	212%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

156	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Income Fund
	Investor Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$9.28	$9.55	$9.70	$9.41	$10.06

Net investment income(a)	0.29	0.37	0.19	0.21	0.31

Net realized and unrealized gain (loss)	(0.78)	(0.32)	(0.24)	0.26	(0.53)

Total from investment operations	(0.49)	0.05	(0.05)	0.47	(0.22)

Distributions to shareholders from net investment income	(0.01)	(0.05)	(0.07)	(0.13)	(0.43)

Distributions to shareholders from return of capital	(0.30)	(0.27)	(0.03)	(0.05)	—

Total distributions	(0.31)	(0.32)	(0.10)	(0.18)	(0.43)

Net asset value, end of year	$8.48	$9.28	$9.55	$9.70	$9.41

Total return(b)	(5.40)%	0.61%	(0.56)%	5.10%	(2.24)%

Net assets, end of year (in 000s)	$25,179	$96,019	$189,884	$345,997	$332,917

Ratio of net expenses to average net assets	0.76%	0.74%	0.70%	0.67%	0.65%

Ratio of total expenses to average net assets	0.79%	0.76%	0.70%	0.68%	0.66%

Ratio of net investment income to average net assets	3.15%	3.98%	2.01%	2.23%	3.09%

Portfolio turnover rate(c)	491%	169%	128%	184%	212%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	157

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Strategic Income Fund
	Class P Shares
	Year Ended March 31, 2020	Period Ended March 31, 2019(a)
Per Share Data

Net asset value, beginning of period	$9.27	$9.62

Net investment income(b)	0.29	0.33

Net realized and unrealized gain (loss)	(0.77)	(0.35)

Total from investment operations	(0.48)	(0.02)

Distributions to shareholders from net investment income	(0.01)	(0.06)

Distributions to shareholders from return of capital	(0.31)	(0.27)

Total distributions	(0.32)	(0.33)

Net asset value, end of period	$8.47	$9.27

Total return(c)	(5.31)%	(0.12)%

Net assets, end of period (in 000s)	$235,966	$336,979

Ratio of net expenses to average net assets	0.67%	0.64	%(d)

Ratio of total expenses to average net assets	0.69%	0.68	%(d)

Ratio of net investment income to average net assets	3.18%	3.84	%(d)

Portfolio turnover rate(e)	491%	169%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

158	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Income Fund
	Class R Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$9.26	$9.53	$9.70	$9.40	$10.05

Net investment income(a)	0.24	0.32	0.14	0.16	0.25

Net realized and unrealized gain (loss)	(0.77)	(0.31)	(0.25)	0.28	(0.52)

Total from investment operations	(0.53)	0.01	(0.11)	0.44	(0.27)

Distributions to shareholders from net investment income	—	(0.05)	(0.04)	(0.10)	(0.38)

Distributions to shareholders from return of capital	(0.26)	(0.23)	(0.02)	(0.04)	—

Total distributions	(0.26)	(0.28)	(0.06)	(0.14)	(0.38)

Net asset value, end of year	$8.47	$9.26	$9.53	$9.70	$9.40

Total return(b)	(5.89)%	0.10%	(1.12)%	4.71%	(2.73)%

Net assets, end of year (in 000s)	$3,056	$4,986	$7,361	$9,577	$9,399

Ratio of net expenses to average net assets	1.27%	1.24%	1.20%	1.14%	1.15%

Ratio of total expenses to average net assets	1.29%	1.26%	1.20%	1.18%	1.16%

Ratio of net investment income to average net assets	2.59%	3.46%	1.46%	1.66%	2.58%

Portfolio turnover rate(c)	491%	169%	128%	184%	212%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	159

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Strategic Income Fund
	Class R6 Shares
	Year Ended March 31,				Period Ended March, 2016(a)
	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$9.28	$9.55	$9.70	$9.41	$10.04

Net investment income(b)	0.29	0.35	0.21	0.21	0.20

Net realized and unrealized gain (loss)	(0.77)	(0.29)	(0.26)	0.27	(0.50)

Total from investment operations	(0.48)	0.06	(0.05)	0.48	(0.30)

Distributions to shareholders from net investment income	(0.01)	(0.10)	(0.06)	(0.13)	(0.33)

Distributions to shareholders from return of capital	(0.31)	(0.23)	(0.04)	(0.06)	—

Total distributions	(0.32)	(0.33)	(0.10)	(0.19)	(0.33)

Net asset value, end of period	$8.48	$9.28	$9.55	$9.70	$9.41

Total return(c)	(5.30)%	0.70%	(0.48)%	5.21%	(3.05)%

Net assets, end of period (in 000s)	$6,779	$25,882	$24,628	$66,431	$19,708

Ratio of net expenses to average net assets	0.67%	0.64%	0.60%	0.56%	0.53	%(d)

Ratio of total expenses to average net assets	0.69%	0.66%	0.60%	0.57%	0.55	%(d)

Ratio of net investment income to average net assets	3.16%	3.73%	2.14%	2.18%	3.19	%(d)

Portfolio turnover rate(e)	491%	169%	128%	184%	212%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

160	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements

March 31, 2020

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Bond and Core Fixed Income	A, C, Institutional, Service, Investor, P, R and R6	Diversified
Global Income	A, C, Institutional, Service, Investor, P and R6	Non-diversified
Income* and Strategic Income	A, C, Institutional, Investor, P, R and R6	Diversified

*	Commenced operations on December 3, 2019.

Class A Shares are sold with a front-end sales charge of up to 3.75%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class P, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to each of the Bond, Core Fixed Income, Income and Strategic Income Funds pursuant to management agreements with the Trust. Goldman Sachs Asset Management International (“GSAMI”), an affiliate of GSAM and Goldman Sachs, serves as investment adviser pursuant to a management agreement with the Trust on behalf of the Global Income Fund (the management agreements with GSAM and GSAMI are collectively referred to herein as the “Agreements”).

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

161

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Offering and Organization Costs — Offering costs paid in connection with the initial offering of shares of the Income Fund are being amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of the Income Fund were expensed on the first day of operations.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Bond	Daily/Monthly	Annually
Core Fixed Income	Daily/Monthly	Annually
Global Income	Daily/Monthly	Annually
Income	Daily/Monthly	Annually
Strategic Income	Monthly/Monthly	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or

162

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM and GSAMI day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM and GSAMI regularly perform price verification procedures and issue challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

ii.  Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

iii.  Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

iv.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real

163

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

v.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

vi.  Structured Notes — The values of structured notes are based on the price movements of a reference security or index. Upon termination, a Fund will receive a payment from the issuer based on the value of the referenced instrument (notional amount multiplied by price of the referenced instrument) and record a realized gain or loss. Structured notes that are exchange traded are generally classified as Level 1 of the fair value hierarchy.

vii.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

viii.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on other investments. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM and GSAMI to not represent fair value, equity securities may be valued at the closing bid price for long positions and at the closing ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

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Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Private Investments — Private investments may include, but are not limited to, investments in private equity or debt instruments. The investment manager estimates the fair value of private investments based upon various factors, including, but not limited to, transactions in similar instruments, completed or pending third-party transactions in underlying investments or comparable entities, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure, offerings in equity or debt capital markets, and changes in current and projected financial ratios or cash flows.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the

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Notes to Financial Statements (continued)

March 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts or credit default swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A total return swap is an agreement that gives a Fund the right to receive or pay the appreciation or depreciation, as applicable, in the value of a specified security, an index, a basket of securities or indices or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM or GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM and GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs for valuation of Level 3 Assets and Liabilities.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of March 31, 2020:

BOND

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$220,003,774	$—

Mortgage-Backed Obligations	—	239,655,398	—

U.S. Treasury Obligations and/or Other U.S. Government Agencies	4,396,362	7,498,351	—

Asset-Backed Securities	—	28,905,226	—

Foreign Debt Obligations	16,110,688	2,093,012	—

Municipal Debt Obligations	—	8,559,531	—

Investment Company	1,970,018	—	—

Short-term Investments	—	3,984,849	—

Total	$22,477,068	$510,700,141	$—

Liabilities

Fixed Income

Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(10,742,625)	$—

Total	$—	$(10,742,625)	$—

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March 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

BOND (continued)

Derivative Type	Level 1	Level 2	Level 3

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$9,661,845	$—

Futures Contracts(a)	3,877,398	—	—

Interest Rate Swap Contracts(a)	—	1,961,953	—

Options Purchased	—	218	—

Total	$3,877,398	$11,624,016	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(9,603,227)	$—

Futures Contracts(a)	(734,540)	—	—

Interest Rate Swap Contracts(a)	—	(1,257,588)	—

Credit Default Swap Contracts(a)	—	(483,518)	—

Written Option Contracts	—	(693,058)	—

Total	$(734,540)	$(12,037,391)	$—

CORE FIXED INCOME

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$575,814,163	$—

Mortgage-Backed Obligations	—	623,386,394	—

U.S. Treasury Obligations and/or Other U.S. Government Agencies	100,311,176	52,491,425	—

Asset-Backed Securities	—	102,124,723	—

Foreign Debt Obligations	19,209,615	14,598,192	—

Municipal Debt Obligations	—	21,141,167	—

Investment Company	131,413,400	—	—

Short-term Investments	—	9,962,123	—

Total	$250,934,191	$1,399,518,187	$—

Liabilities

Fixed Income

Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(33,249,140)	$—

Total	$—	$(33,249,140)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

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CORE FIXED INCOME (continued)

Derivative Type	Level 1	Level 2	Level 3

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$4,108,579	$—

Futures Contracts(a)	7,200,494	—	—

Interest Rate Swap Contracts(a)	—	2,155,882	—

Options Purchased	—	209	—

Total	$7,200,494	$6,264,670	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(3,262,743)	$—

Futures Contracts(a)	(890,173)	—	—

Interest Rate Swap Contracts(a)	—	(1,447,761)	—

Credit Default Swap Contracts(a)	—	(1,706,227)	—

Written Option Contracts	—	(821,077)	—

Total	$(890,173)	$(7,237,808)	$—

GLOBAL INCOME

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Foreign Sovereign Debt Obligations	$166,434,698	$75,077,151	$—

Corporate Obligations	—	240,758,789	—

Asset-Backed Securities	—	50,606,066	—

Mortgage-Backed Obligations	—	167,751,077	—

U.S. Treasury Obligations and/or Other U.S. Government Agencies	1,173,020	2,810,358	—

Municipal Debt Obligation	—	2,365,188	—

Investment Company	14,122,305	—	—

Total	$181,730,023	$539,368,629	$—

Liabilities

Fixed Income

Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(5,299,413)	$—

Total	$—	$(5,299,413)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

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Notes to Financial Statements (continued)

March 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GLOBAL INCOME (continued)

Derivative Type	Level 1	Level 2	Level 3

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$14,609,201	$—

Futures Contracts(a)	1,778,079	—	—

Interest Rate Swap Contracts(a)	—	3,561,765	—

Credit Default Swap Contracts(a)	—	126,831	—

Options Purchased	—	235	—

Total	$1,778,079	$18,298,032	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(13,228,585)	$—

Futures Contracts(a)	(1,107,094)	—	—

Interest Rate Swap Contracts(a)	—	(1,772,035)	—

Credit Default Swap Contracts(a)	—	(1,297,332)	—

Written Option Contracts	—	(836,861)	—

Total	$(1,107,094)	$(17,134,813)	$—

INCOME

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Bank Loans	$—	$232,707	$—

Corporate Obligations	—	19,473,060	—

Mortgage-Backed Obligations	—	4,352,571	—

Foreign Debt Obligations	—	3,131,118	—

Investment Company	455,147	—	—

Total	$455,147	$27,189,456	$—

Derivative Type

Assets(a)

Forward Foreign Currency Exchange Contracts	$—	$6,803	$—

Futures Contracts	94,097	—	—

Total	$94,097	$6,803	$—

Liabilities(a)

Forward Foreign Currency Exchange Contracts	$—	$(18,376)	$—

Futures Contracts	(38,267)	—	—

Interest Rate Swap Contracts	—	(5,198)	—

Credit Default Swap Contracts	—	(102,043)	—

Total	$(38,267)	$(125,617)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

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STRATEGIC INCOME

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Bank Loans	$—	$22,573,806	$1,772,647

Corporate Obligations	—	478,432,115	—

Mortgage-Backed Obligations	—	451,393,218	—

U.S. Treasury Obligations and/or Other U.S. Government Agencies	1,428,052	312,000	—

Asset-Backed Securities	—	170,641,236	—

Foreign Debt Obligations	—	14,735,564	—

Municipal Debt Obligations	—	10,687,735	—

Exchange Traded Fund	5,236,456	—	—

Investment Company	99,264,768	—	—

Total	$105,929,276	$1,148,775,674	$1,772,647

Liabilities

Fixed Income

Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(2,158,445)	$—

Total	$—	$(2,158,445)	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$51,914,792	$—

Futures Contracts(a)	9,527,467	—	—

Interest Rate Swap Contracts(a)	—	14,734,389	—

Options Purchased	—	2,510	—

Total	$9,527,467	$66,651,691	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(53,084,499)	$—

Futures Contracts(a)	(10,676,977)	—	—

Interest Rate Swap Contracts(a)	—	(10,006,943)	—

Credit Default Swap Contracts(a)	—	(1,473,900)	—

Written Option Contracts	—	(5,896,216)	—

Total	$(10,676,977)	$(70,461,558)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

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Notes to Financial Statements (continued)

March 31, 2020

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of March 31, 2020. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

BOND
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts; Variation margin on swap contracts; Purchased options, at value	$5,839,569	(a)	Variation margin on futures contracts; Variation margin on swap contracts; Written options, at value	$(2,685,186)	(a)
Credit	—	—		Variation margin on swap contracts; Payable for unrealized loss on swap contracts	(483,518)	(a)(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	9,661,845		Payable for unrealized loss on forward foreign currency exchange contracts	(9,603,227)
Total		$15,501,414			$(12,771,931)

CORE FIXED INCOME
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts; Variation margin on swap contracts; Purchased options, at value	$9,356,585	(a)	Variation margin on futures contracts; Variation margin on swap contracts; Written options, at value	$(3,159,011)	(a)
Credit	—	—		Variation margin on swap contracts;	(1,706,227)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts.	4,108,579		Payable for unrealized loss on forward foreign currency exchange contracts.	(3,262,743)
Total		$13,465,164			$(8,127,981)

GLOBAL INCOME
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on swap contracts; Variation margin on futures contracts; Purchased options, at value	$5,340,079	(a)	Variation margin on futures contracts; Variation margin on swap contracts; Written options, at value	$(3,715,990)	(a)
Credit	Variation margin on swap contracts	126,831	(a)	Payable for unrealized loss on swap contracts; Variation margin on swap contracts	(1,297,332)	(a)(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts.	14,609,201		Payable for unrealized loss on forward foreign currency exchange contracts.	(13,228,585)
Total		$20,076,111			$(18,241,907)

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4. INVESTMENTS IN DERIVATIVES (continued)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $103,229 and $116,410 for the Bond and Global Income Funds, which represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

INCOME
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts	$94,097	(a)	Variation margin on futures contracts; Variation margin on swap contracts;	$(43,465)	(a)
Credit	—	—		Variation margin on swap contracts	(102,043)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts.	6,803		Payable for unrealized loss on forward foreign currency exchange contracts.	(18,376)
Total		$100,900			$(163,884)

STRATEGIC INCOME
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts; Variation margin on swap contracts; Purchased options, at value	$24,258,309	(a)	Variation margin on futures contracts; Variation margin on swap contracts; Written options, at value	$(26,574,079)	(a)
Credit	—	—		Payable for unrealized loss on swap contracts; Variation margin on swap contracts	(1,473,900)	(a)(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts.	51,914,792		Payable for unrealized loss on forward foreign currency exchange contracts.	(53,084,499)
Total		$76,173,101			$(81,132,478)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $420,624 for the Strategic Income Fund, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

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Notes to Financial Statements (continued)

March 31, 2020

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2020. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

BOND FUND
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) on purchased options contracts, futures contracts, swap contracts and written options contracts/Net change in unrealized gain (loss) on purchased options contracts, futures contracts, swap contracts and written options contracts.	$17,437,241	$1,234,100	1,430
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(1,389,597)	(272,674)	32
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(1,414,716)	41,936	523
Total		$14,632,928	$1,003,362	1,985

CORE FIXED INCOME
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from purchased options contracts, futures contracts, swap contracts and written options contracts/Net change in unrealized gain (loss) on purchased options contracts, futures contracts, swap contracts and written options contracts	$26,680,077	$4,913,883	1,564
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(3,459,916)	(1,742,682)	10
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(234,801)	550,105	228
Total		$22,985,360	$3,721,306	1,802

GLOBAL INCOME
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from purchased options contracts, futures, swap contracts and written options contracts/Net change in unrealized gain (loss) on purchased options contracts, futures contracts, swap contracts and written options contracts	$17,476,930	$(293,103)	1,579
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(1,735,012)	(1,392,189)	14
Currency	Net realized gain (loss) forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	12,433,103	(2,810,950)	533
Total		$28,175,021	$(4,496,242)	2,126

(a)	Average number of contracts is based on the average of month end balances for the fiscal year end March 31, 2020

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4. INVESTMENTS IN DERIVATIVES (continued)

INCOME
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$168,000	$50,632	28
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(75,435)	(102,043)	1
Currency	Net realized gain (loss) from forward foreign currency exchange contracts /Net change in unrealized gain (loss) on forward foreign currency exchange contracts	24,909	(11,573)	2
Total		$117,474	$(62,984)	31

STRATEGIC INCOME
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) on purchased options contracts, futures contracts, swap contracts and written options contracts/Net change in unrealized gain (loss) on purchased options contracts, futures contracts, swap contracts and written options contracts	$14,849,157	$(4,621,610)	11,393
Credit	Net realized gain (loss) from purchased options contracts and swap contracts/Net change in unrealized gain (loss) on purchased options contracts and swap contracts	(8,295,736)	353,500	21
Equity	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	1,509,406	1,146,469	1
Currency	Net realized gain (loss) forward foreign currency exchange contracts /Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(9,378,600)	(3,319,379)	525
Total		$(1,315,773)	$(6,441,020)	11,940

(a)	Average number of contracts is based on the average of month end balances for the fiscal year end March 31, 2020.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

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Notes to Financial Statements (continued)

March 31, 2020

4. INVESTMENTS IN DERIVATIVES (continued)

Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that GSAM and GSAMI believe to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of March 31, 2020:

Bond Fund
	Derivative Assets(1)			Derivative Liabilities(1)
Counterparty	Options Purchased	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Options Written	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Barclays Bank PLC	$—	$—	$—	$(11,147)	$—	$(109,211)	$(120,358)	$(120,358)	$20,000	$(100,358)
Bank of America Securities LLC	—	—	—	(16,139)	—	(34,199)	(50,338)	(50,338)	20,000	(30,338)
Citibank NA	—	—	—	(14,650)	—	—	(14,650)	(14,650)	—	(14,650)
Deutsche Bank AG (London)	218	—	218	(6,550)	—	(186,784)	(193,334)	(193,116)	—	(193,116)
JPMorgan Securities, Inc.	—	—	—	(54,743)	—	(75,798)	(130,541)	(130,541)	130,541	—
MS & Co. Int. PLC	—	9,661,845	9,661,845	—	(9,603,227)	(37,722)	(9,640,949)	20,896	—	20,896
UBS AG (London)	—	—	—	—	—	(249,344)	(249,344)	(249,344)	—	(249,344)

Total	$218	$9,661,845	$9,662,063	$(103,229)	$(9,603,227)	$(693,058)	$(10,399,514)	$(737,451)	$170,541	$(566,910)

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

Global Income Fund
	Derivative Assets(1)				Derivative Liabilities(1)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Options Written	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Barclays Bank PLC	$—	$—	$—	$—	$(6,696)	$—	$(125,501)	$(132,197)	$(132,197)	$132,197	$—
BofA Securities LLC	—	—	—	—	—	—	(40,283)	(40,283)	(40,283)	—	(40,283)
Citibank NA	—	—	—	—	(108,581)	—	—	(108,581)	(108,581)	—	(108,581)
Deutsche Bank AG (London)	235	—	—	235	(1,133)	—	(222,781)	(223,914)	(223,679)	—	(223,679)
JPMorgan Securities, Inc.	—	105,266	—	105,266	—	—	(88,997)	(88,997)	16,269	—	16,269
MS & Co. Int. PLC	—	—	14,609,201	14,609,201	—	(13,228,585)	(44,776)	(13,273,361)	1,335,840	—	1,335,840
UBS AG (London)	—	—	—	—	—	—	(314,523)	(314,523)	(314,523)	—	(314,523)

Total	$235	$105,266	$14,609,201	$14,714,702	$(116,410)	$(13,228,585)	$(836,861)	$(14,181,856)	$532,846	$132,197	$665,043

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

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4. INVESTMENTS IN DERIVATIVES (continued)

Strategic Income Fund
	Derivative Assets(1)			Derivative Liabilities(1)
Counterparty	Options Purchased	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Options Written	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Barclays Bank PLC	$—	$—	$—	$(130,670)	$—	$(744,890)	$(875,560)	$(875,560)	$600,000	$(275,560)
BNP Paribas SA	—	—	—	—	—	(224,291)	(224,291)	(224,291)	—	(224,291)
BofA Securities LLC	—	—	—	—	—	(312,724)	(312,724)	(312,724)	—	(312,724)
Citibank NA	—	—	—	(28,670)	—	—	(28,670)	(28,670)	—	(28,670)
Deutsche Bank AG (London)	2,510	—	2,510	(139,160)	—	(968,208)	(1,107,368)	(1,104,858)	420,000	(684,858)
JPMorgan Securities, Inc.	—	—	—	(46,636)	—	(525,197)	(571,833)	(571,833)	170,000	(401,833)
MS & Co. Int. PLC	—	51,914,792	51,914,792	—	(53,084,499)	—	(53,084,499)	(1,169,707)	1,169,707	—
UBS AG (London)	—	—	—	(75,488)	—	(3,120,906)	(3,196,394)	(3,196,394)	2,350,000	(846,394)

Total	$2,510	$51,914,792	$51,917,302	$(420,624)	$(53,084,499)	$(5,896,216)	$(59,401,339)	$(7,484,037)	$4,709,707	$(2,774,330)

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreements — Under the Agreements, GSAM and GSAMI manage the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM and GSAMI are entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended March 31, 2020, contractual and effective net management fees with GSAM and GSAMI were at the following rates:

	Contractual Management Rate						Effective Net Management Rate#
Fund	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $3 Billion	Over $8 Billion	Effective Rate
Bond	0.41%	0.37%	0.35%	0.34%	0.34%	0.41%	0.40%
Core Fixed Income	0.40	0.36	0.34	0.33	0.32	0.39	0.36	*
Global Income	0.65	0.59	0.56	0.55	0.54	0.65	0.64
Income	0.55	0.50	0.47	0.46	0.45	0.55	0.55
Strategic Income	0.60	0.54	0.51	0.50	0.49	0.58	0.57

#	The Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
*	Effective October 18, 2019, the Investment Adviser agreed to waive a portion of the Management Fee so that the net management fee will not exceed 0.33% as an annual percentage rate of the Fund’s average net assets. Had the waiver been in place for the whole fiscal year, the Effective Net Management Fee rate would have been 0.32%, inclusive of the management fee waivers of affiliated underlying funds. This management fee waiver arrangement will remain in effect through at least October 18, 2020, and prior to such date, GSAM may not terminate the arrangement without the approval of the Board of Trustees.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM and GSAMI have agreed to waive a portion of their management fee payable by the Funds in an amount equal to the management fee they earn as investment advisers to the affiliated Underlying Fund in which the Funds invest. For the fiscal year ended March 31, 2020, GSAM waived $ 34,312, $ 464,910, $ 183 and $ 139,265 of the Fund’s management fee for the Bond, Core Fixed Income, Income and Strategic Income Funds, respectively. For the fiscal year ended March 31, 2020, GSAMI waived $ 65,868 of the Fund’s management fee for the Global Income Fund.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans,

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GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2020

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*	Service
Distribution and/or Service Plan	0.25%	0.75%	0.50%	0.25%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended March 31, 2020, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Bond	$4,507	$57
Core Fixed Income	7,274	763
Global Income	1,273	11
Income	—	—
Strategic Income	4,179	1

D.  Service and Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class P and Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

Effective July 30, 2019, Goldman Sachs has agreed to waive a portion of its transfer agency fee (a component of “Other Expenses”) equal to 0.03% as an annual percentage rate of the average daily net assets attributable to Class A, Class C and Investor Shares of the Global Income Fund. This arrangement will remain in effect through at least July 29, 2020, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

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GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F.  Other Expense Agreements and Affiliated Transactions — GSAM and GSAMI have agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM and GSAMI for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Bond, Core Fixed Income, Global Income, Income and Strategic Income Funds are 0.004%, 0.014%, 0.004%, 0.054% and 0.054%, respectively. These Other Expense limitations will remain in place through at least July 29, 2020 for the Bond, Core Fixed Income, Global Income and Strategic Income Funds, and through at least December 3, 2020 for the Income Fund, and prior to such date GSAM and GSAMI may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

Goldman Sachs may voluntarily waive a portion of any payments under a Fund’s Distribution and Service Plan, Service Plan and Shareholder Administration Plan, and Transfer Agency Agreement and these waivers are in addition to what is stipulated in any fee waiver arrangements (as applicable). These temporary waivers may be modified or terminated at any time at the option of Goldman Sachs without shareholder approval.

For the fiscal year ended March 31, 2020, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Waivers/Credits	Distribution and Service Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
Bond	$34,312	$805	$—	$696,742	$731,859
Core Fixed Income	464,910	586	—	660,481	1,125,977
Global Income	65,868	23,730	69	601,327	690,994
Income	183	—	—	181,666	181,849
Strategic Income	139,265	1,981	—	213,639	354,885

G.  Line of Credit Facility — As of March 31, 2020, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2020, the Funds did not have any borrowings under the facility. Prior to April 30, 20219 the facility was $770,000,000. The facility was increased to $700,000,000 effective April 28, 2020.

H.  Other Transactions with Affiliates — For the fiscal year ended March 31, 2020, Goldman Sachs earned $57,794, $73,906 and $457,191 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Bond, Core Fixed Income and Strategic Income Funds, respectively.

As of March 31, 2020, the following Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Fund:

Fund	Goldman Sachs Balanced Strategy Portfolio	Goldman Sachs Growth and Income Strategy Portfolio
Global Income	24%	18%

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GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2020

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of March 31, 2020, the GS VIT Multi-Strategy Alternatives fund was the beneficial owner of 27% of outstanding Class R6 Shares of the Strategic Income Fund.

As of March 31, 2020, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 38% or more of outstanding Service Shares of Goldman Sachs Bond Fund and approximately 32%, 69%, 99% and 6% of outstanding Class A, Class C, Institutional and Class P Shares and approximately 100% of outstanding of Investor, Class R and Class R6 Shares, respectively of Goldman Sachs Income Fund.

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended March 31, 2020:

Fund	Market Value as of March 31, 2019	Purchases at Cost	Proceeds from Sales	Market Value as of March 31, 2020	Shares as of March 31, 2020	Dividend Income
Bond	$45,426,180	$264,784,164	$(308,240,326)	$1,970,018	1,970,018	$459,767
Core Fixed Income	82,512,155	972,574,431	(923,673,186)	131,413,400	131,413,400	1,250,068
Global Income	35,651,263	366,540,122	(388,069,080)	14,122,305	14,122,305	791,398
Income	—	29,041,352	(28,586,205)	455,147	455,147	2,462
Strategic Income	21,405,495	1,249,165,582	(1,171,306,309)	99,264,768	99,264,768	1,780,069

The following table provides information about the investment in the shares of an issuer deemed to be an affiliate by the Strategic Income Fund for the fiscal year ended March 31, 2020:

Name of Affiliated Issuer	Market Value as of March 31, 2019	Purchases at Cost	Proceeds from Sales	Realized Gain Loss	Net Change in Unrealized Gain (loss)	Market Value as of March 31, 2020
Montage Resource Corp. — Common Stock	$28,801,743	$—	$(19,652,428)	$(50,144,332)	$40,995,017	$—

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2020, were:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Bond	$3,612,733,029	$184,082,749	$3,572,790,440	$179,193,375
Core Fixed Income	8,509,418,730	430,941,139	8,320,366,457	255,462,327
Global Income	2,804,603,625	1,436,959,652	2,759,191,302	1,369,627,769
Income	28,539,850	32,516,982	24,294,850	6,526,195
Strategic Income	6,157,469,279	551,646,757	5,929,373,592	1,094,875,547

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GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

7. TAX INFORMATION

The tax character of distributions paid during the for the fiscal year ended March 31, 2020 was as follows:

	Bond	Core Fixed Income	Global Income	Income	Strategic Income
Distribution paid from:
Ordinary income	$13,669,863	$42,109,111	$17,193,942	$320,155	$102
Net long-term capital gains	—	—	3,479,930	4,304	—
Total taxable distributions	$13,669,863	$42,109,111	$20,673,872	$324,459	$102
Tax return of capital	$—	$—	$—	$—	$46,656,955

The tax character of distributions paid during the fiscal year ended March 31, 2019 was as follows:

	Bond	Core Fixed Income	Global Income	Strategic Income
Distribution paid from:
Ordinary income	$13,395,886	$31,355,742	$10,929,223	$14,435,927
Total taxable distributions	$13,395,886	$31,355,742	$10,929,223	$14,435,927
Tax return of capital	$1,294,415	$—	$—	$89,564,504

As of March 31, 2020, the components of accumulated earnings (losses) on a tax basis were as follows:

	Bond	Core Fixed Income	Global Income	Income	Strategic Income
Undistributed ordinary income — net	$178,005	$14,493,328	$15,428,445	$—	$—
Undistributed long-term capital gains	2,475,808	14,046,135	5,622,882	34,076	—
Total undistributed earnings	$2,653,813	$28,539,463	$21,051,327	$34,076	$—
Capital loss carryforwards (1)	—	—	—	—	—
Perpetual Short-Term	—	—	—	—	(1,224,334,736)
Perpetual Long-Term	—	—	—	—	(791,274,613)
Total capital loss carryforwards	$—	$—	$—	$—	$(2,015,609,349)
Timing differences (Post October Capital Loss Deferral/Late Year Loss Deferral/Dividends Payable and Straddle Deferrals)	$(901,258)	$(3,643,087)	$(5,673,525)	$—	$(16,983,731)
Unrealized gains (losses) — net	(2,137,974)	18,859,072	6,410,912	(2,993,056)	(85,723,912)
Total accumulated earnings (losses) net	$(385,419)	$43,755,448	$21,788,714	$(2,958,980)	$(2,118,316,992)

(1)	The Bond, Core Fixed Income, and Global Income Funds utilized $17,414,961, $18,735,548 and $8,420,679, respectively, of capital losses in the current fiscal year.

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Notes to Financial Statements (continued)

March 31, 2020

7. TAX INFORMATION (continued)

As of March 31, 2020, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Bond	Core Fixed Income	Global Income	Income	Strategic Income
Tax Cost	$538,822,981	$1,637,617,804	$717,335,213	$30,571,662	$1,343,244,910
Gross unrealized gain	14,263,483	50,063,906	21,932,211	139,676	23,790,085
Gross unrealized loss	(16,401,457)	(31,204,834)	(15,521,299)	(3,132,732)	(109,513,997)
Net unrealized gains (losses)	$(2,137,974)	$18,859,072	$6,410,912	$(2,993,056)	$(85,723,912)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts, net mark to market gains/(losses) on foreign currency contracts, differences in the tax treatment of underlying funds investments, swap transactions, market discount accretion and premium amortization.

The Income Fund reclassed $1,275 from paid in capital to distributable earnings for the year ending March 31, 2020. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from nondeductible expenses.

The Strategic Income Fund reclassed $30,408,188 from paid in capital to distributable earnings for the year ending March 31, 2020. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from net operating losses.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit a Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent a Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, a Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates. In 2017, the United Kingdom’s Financial Conduct Authority (“FCA”) warned that LIBOR may cease to be available or appropriate for use by 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing

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8. OTHER RISKS (continued)

adjustments to a Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

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GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2020

8. OTHER RISKS (continued)

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make a Fund more volatile. When a Fund uses leverage, the sum of that Fund’s investment exposure may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. A Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by a Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and certain loan investments may be or become illiquid or less liquid and more difficult to value, particularly in the event of a downgrade of the loan or the borrower. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, a Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if a Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting a Fund to the creditworthiness of that lender as well. Investors in loans, such as a Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations for a period after the sale of the loans, and, as a result, a Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also

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8. OTHER RISKS (continued)

significantly impact a Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — The Global Income Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Sector Risk — To the extent a Fund focuses its investments in securities of issuers in one or more sectors (such as the financial services or telecommunications sectors), the Fund may be subjected, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

Short Position Risk — A Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that a Fund may purchase for investment. Taking short positions involves leverage of a Fund’s assets and presents various risks, including counterparty risk. If the value of the underlying instrument or market in which a Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited. To the extent that a Fund uses the proceeds it receives from a short position to take additional long positions, the risks associated with the short position, including leverage risks, may be heightened, because doing so increases the exposure of a Fund to the markets and therefore could magnify changes to a Fund’s NAV.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM and GSAMI believe the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

The Funds have adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Funds have changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Funds applied the amendments on a modified retrospective basis beginning with the fiscal year ended March 31, 2020. This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total distributable earnings (loss) or the net asset value of the Funds.

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” This ASU provides optional exceptions for applying GAAP to contract modifications, hedging relationships and other transactions affected reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. GSAM and GSAMI expect that the adoption of this guidance will not have a material impact on the Funds’ financial statements.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM and GSAMI have concluded that there is no impact requiring adjustment or disclosure in the financial statements.

At a meeting held on February 11-12, 2020, upon the recommendation of GSAMI, the Board of Trustees of the Goldman Sachs Trust approved a change in the name, investment objective and principal investment strategy of the Global Income Fund. Effective after the close of business on April 30, 2020, the Global Income Fund’s name changed to the “Goldman Sachs Global Core Fixed Income Fund.”

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GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2020

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Bond Fund

	For the Fiscal Year Ended March 31, 2020		For the Fiscal Year Ended March 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,642,597	$17,073,250	2,185,022	$21,344,637
Reinvestment of distributions	216,053	2,248,816	244,979	2,403,950
Shares redeemed	(2,199,693)	(22,767,209)	(4,082,586)	(40,074,225)
	(341,043)	(3,445,143)	(1,652,585)	(16,325,638)
Class C Shares
Shares sold	642,365	6,770,290	147,909	1,442,442
Reinvestment of distributions	15,061	156,695	17,007	166,764
Shares redeemed	(267,376)	(2,755,334)	(802,598)	(7,844,001)
	390,050	4,171,651	(637,682)	(6,234,795)
Institutional Shares
Shares sold	5,315,319	55,087,881	4,100,590	40,262,334
Reinvestment of distributions	410,967	4,273,510	609,579	5,980,318
Shares redeemed	(8,315,942)	(85,754,042)	(20,893,643)	(204,776,401)
	(2,589,656)	(26,392,651)	(16,183,474)	(158,533,749)
Service Shares
Shares sold	4,092	40,890	5,639	55,456
Reinvestment of distributions	96	993	584	5,733
Shares redeemed	(6,387)	(65,597)	(40,944)	(397,946)
	(2,199)	(23,714)	(34,721)	(336,757)
Investor Shares
Shares sold	879,029	9,065,470	1,066,729	10,426,901
Reinvestment of distributions	96,623	1,001,319	96,964	948,365
Shares redeemed	(1,750,074)	(18,144,447)	(1,478,173)	(14,438,629)
	(774,422)	(8,077,658)	(314,480)	(3,063,363)
Class P Shares(a)
Shares sold	1,725,921	17,917,005	12,346,083	121,371,840
Reinvestment of distributions	271,881	2,828,279	217,924	2,132,258
Shares redeemed	(2,891,893)	(30,061,290)	(3,820,573)	(37,001,641)
	(894,091)	(9,316,006)	8,743,434	86,502,457
Class R Shares
Shares sold	164,868	1,699,008	450,536	4,416,959
Reinvestment of distributions	14,874	154,369	18,226	178,638
Shares redeemed	(1,582,541)	(16,271,278)	(861,666)	(8,435,190)
	(1,402,799)	(14,417,901)	(392,904)	(3,839,593)
Class R6 Shares
Shares sold	2,500,038	25,986,782	1,983,266	19,401,009
Reinvestment of distributions	235,029	2,446,728	207,082	2,031,428
Shares redeemed	(1,640,760)	(16,931,826)	(2,134,114)	(20,842,009)
	1,094,307	11,501,684	56,234	590,428

NET DECREASE	(4,519,853)	$(45,999,738)	(10,416,178)	$(101,241,010)

(a)	Class P Shares commenced operations on April 20, 2018.

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Core Fixed Income Fund

	For the Fiscal Year Ended March 31, 2020		For the Fiscal Year Ended March 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	7,667,253	$83,079,471	859,937	$8,728,376
Reinvestment of distributions	290,646	3,130,966	139,982	1,421,931
Shares redeemed	(1,870,447)	(20,039,210)	(1,549,770)	(15,676,729)
	6,087,452	66,171,227	(549,851)	(5,526,422)
Class C Shares
Shares sold	464,600	5,032,931	124,329	1,268,027
Reinvestment of distributions	15,463	167,034	12,779	130,458
Shares redeemed	(341,038)	(3,651,813)	(462,158)	(4,706,160)
	139,025	1,548,152	(325,050)	(3,307,675)
Institutional Shares
Shares sold	23,150,088	249,400,464	4,845,565	49,377,460
Reinvestment of distributions	716,370	7,742,021	977,384	9,969,120
Shares redeemed	(14,209,082)	(153,251,003)	(71,216,558)	(727,795,302)
	9,657,376	103,891,482	(65,393,609)	(668,448,722)
Service Shares
Shares sold	54,975	593,528	32,626	331,593
Reinvestment of distributions	759	8,202	773	7,880
Shares redeemed	(32,184)	(349,532)	(52,385)	(533,499)
	23,550	252,198	(18,986)	(194,026)
Investor Shares
Shares sold	11,701,150	126,091,507	504,874	5,129,453
Reinvestment of distributions	161,102	1,740,263	100,545	1,020,223
Shares redeemed	(2,245,559)	(24,045,896)	(3,318,291)	(33,652,171)
	9,616,693	103,785,874	(2,712,872)	(27,502,495)
Class P Shares(a)
Shares sold	23,462,615	253,934,269	64,528,745	660,845,396
Reinvestment of distributions	2,046,617	22,135,589	1,221,263	12,475,336
Shares redeemed	(17,380,102)	(186,721,103)	(8,908,948)	(90,620,729)
	8,129,130	89,348,755	56,841,060	582,700,003
Class R Shares
Shares sold	118,143	1,260,132	77,977	793,451
Reinvestment of distributions	13,210	142,070	9,869	100,309
Shares redeemed	(115,620)	(1,240,039)	(114,084)	(1,152,252)
	15,733	162,163	(26,238)	(258,492)
Class R6 Shares
Shares sold	1,366,681	14,881,214	25,430,249	260,025,342
Reinvestment of distributions	560,447	6,045,546	567,747	5,795,409
Shares redeemed	(8,852,238)	(94,724,310)	(5,801,856)	(58,723,081)
	(6,925,110)	(73,797,550)	20,196,140	207,097,670

NET INCREASE	26,743,849	$291,362,301	8,010,594	$84,559,841

(a)	Class P Shares commenced operations on April 20, 2018.

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GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2020

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Global Income Fund

	For the Fiscal Year Ended March 31, 2020		For the Fiscal Year Ended March 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	666,723	$8,497,208	1,156,585	$13,991,043
Reinvestment of distributions	110,121	1,412,741	78,659	952,476
Shares redeemed	(2,533,357)	(32,655,064)	(2,617,348)	(31,518,669)
	(1,756,513)	(22,745,115)	(1,382,104)	(16,575,150)
Class C Shares
Shares sold	26,962	342,382	58,410	699,958
Reinvestment of distributions	10,626	135,038	5,789	69,529
Shares redeemed	(243,329)	(3,085,869)	(434,306)	(5,199,309)
	(205,741)	(2,608,449)	(370,107)	(4,429,822)
Institutional Shares
Shares sold	6,987,029	89,805,795	6,027,982	72,732,238
Reinvestment of distributions	591,182	7,577,752	381,282	4,609,921
Shares redeemed	(8,083,603)	(103,264,071)	(12,549,140)	(151,516,859)
	(505,392)	(5,880,524)	(6,139,876)	(74,174,700)
Service Shares
Shares sold	18,748	236,371	21,225	254,076
Reinvestment of distributions	1,542	19,596	1,934	23,273
Shares redeemed	(160,555)	(2,058,013)	(16,158)	(193,580)
	(140,265)	(1,802,046)	7,001	83,769
Investor Shares
Shares sold	1,474,799	18,984,120	1,661,824	19,972,695
Reinvestment of distributions	129,436	1,656,005	77,357	933,877
Shares redeemed	(2,151,570)	(27,543,366)	(2,617,963)	(31,499,436)
	(547,335)	(6,903,241)	(878,782)	(10,592,864)
Class P Shares(a)
Shares sold	43,061	552,039	754,785	9,132,869
Reinvestment of distributions	19,333	247,987	9,594	116,187
Shares redeemed	(96,274)	(1,234,645)	(108,740)	(1,306,929)
	(33,880)	(434,619)	655,639	7,942,127
Class R6 Shares
Shares sold	8,646,077	108,986,025	4,566,866	55,476,517
Reinvestment of distributions	703,794	9,029,216	310,362	3,756,235
Shares redeemed	(3,112,453)	(40,279,123)	(8,639,576)	(103,835,440)
	6,237,418	77,736,118	(3,762,348)	(44,602,688)

NET INCREASE (DECREASE)	3,048,292	$37,362,124	(11,870,577)	$(142,349,328)

(a)	Class P Shares commenced operations on April 20, 2018.

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GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Goldman Sachs Income Fund(a)

	For the Period Ended March 31, 2020

	Shares	Dollars

Class A Shares
Shares sold	15,828	$160,010
Reinvestment of distributions	147	1,422
Shares redeemed	(1)	(10)
	15,974	161,422
Class C Shares
Shares sold	7,263	72,854
Reinvestment of distributions	54	519
Shares redeemed	(1)	(10)
	7,316	73,363
Institutional Shares
Shares sold	2,474,927	24,750,010
Reinvestment of distributions	32,481	317,318
Shares redeemed	(1)	(10)
	2,507,407	25,067,318
Investor Shares
Shares sold	5,001	50,010
Reinvestment of distributions	64	627
Shares redeemed	(1)	(10)
	5,064	50,627
Class P Shares
Shares sold	90,702	917,535
Reinvestment of distributions	373	3,382
Shares redeemed	(1)	(15)
	91,074	920,902
Class R Shares
Shares sold	5,001	50,010
Reinvestment of distributions	56	546
Shares redeemed	(1)	(10)
	5,056	50,546
Class R6 Shares
Shares sold	5,001	50,010
Reinvestment of distributions	66	643
Shares redeemed	(1)	(10)
	5,066	50,643

NET INCREASE	2,636,957	$26,374,821

(a)	Commenced operations on December 3, 2019.

189

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2020

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Strategic Income Fund

	For the Fiscal Year Ended March 31, 2020		For the Fiscal Year Ended March 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,333,774	$40,120,028	5,356,686	$49,817,262
Reinvestment of distributions	490,074	4,515,940	752,267	6,978,071
Shares redeemed	(13,041,523)	(120,215,951)	(16,906,763)	(157,792,364)
	(8,217,675)	(75,579,983)	(10,797,810)	(100,997,031)
Class C Shares
Shares sold	186,533	1,721,726	426,260	3,960,874
Reinvestment of distributions	254,409	2,339,261	435,789	4,030,776
Shares redeemed	(6,147,862)	(56,597,035)	(11,173,371)	(103,708,803)
	(5,706,920)	(52,536,048)	(10,311,322)	(95,717,153)
Institutional Shares
Shares sold	13,004,783	120,397,728	25,791,693	242,001,210
Reinvestment of distributions	2,438,400	22,475,357	6,825,291	63,654,682
Shares redeemed	(51,302,131)	(472,312,676)	(333,238,154)	(3,108,651,769)
	(35,858,948)	(329,439,591)	(300,621,170)	(2,802,995,877)
Investor Shares
Shares sold	987,962	9,169,309	2,684,329	25,168,792
Reinvestment of distributions	210,455	1,942,886	492,863	4,577,904
Shares redeemed	(8,575,241)	(79,296,601)	(12,722,774)	(118,818,224)
	(7,376,824)	(68,184,406)	(9,545,582)	(89,071,528)
Class P Shares(a)
Shares sold	2,141,649	19,849,517	73,272,220	687,014,666
Reinvestment of distributions	1,114,643	10,249,862	1,403,686	12,929,764
Shares redeemed	(11,755,858)	(106,800,555)	(38,320,814)	(352,851,481)
	(8,499,566)	(76,701,176)	36,355,092	347,092,949
Class R Shares
Shares sold	88,099	812,563	150,959	1,402,682
Reinvestment of distributions	10,258	94,318	15,287	141,376
Shares redeemed	(275,684)	(2,518,416)	(400,550)	(3,685,645)
	(177,327)	(1,611,535)	(234,304)	(2,141,587)
Class R6 Shares
Shares sold	363,532	3,359,548	34,325,464	319,126,329
Reinvestment of distributions	25,852	237,989	174,234	1,614,542
Shares redeemed	(2,378,604)	(22,071,301)	(34,290,999)	(318,499,529)
	(1,989,220)	(18,473,764)	208,699	2,241,342

NET DECREASE	(67,826,480)	$(622,526,503)	(294,946,397)	$(2,741,588,885)

(a)	Class P Shares commenced operations on April 20, 2018.

190

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Bond Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Income Fund, Goldman Sachs Income Fund and Goldman Sachs Strategic Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (five of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2020, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2020, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of operations	Statements of changes in net assets	Financial highlights
Goldman Sachs Bond Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Income Fund, Goldman Sachs Strategic Income Fund	For the year ended March 31, 2020	For each of the two years in the period ended March 31, 2020	For each of the periods indicated therein
Goldman Sachs Income Fund	For the period December 3, 2019 (commencement of operations) through March 31, 2020

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
PricewaterhouseCoopers LLP

Boston, Massachusetts

May 26, 2020

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

191

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Trust (“GST”) was held on January 23, 2020 to consider and act upon the proposals below. The Fund will amortize its respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

At the Meeting, Dwight L. Bush, Kathryn A. Cassidy, Joaquin Delgado and Gregory G. Weaver were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Proposal 1. Election of Trustees	For	Against	Withheld	Broker Non-Votes

Dwight L. Bush	94,278,961,728.065	0	349,026,343.365	0

Kathryn A. Cassidy	94,310,850,789.164	0	317,137,282.266	0

Joaquin Delgado	94,282,646,444.727	0	345,341,626.703	0

Gregory G. Weaver	94,306,589,873.348	0	321,398,198.082	0

192

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Income Fund (the “Fund”) is a newly-organized investment portfolio of Goldman Sachs Trust (the “Trust”) that commenced investment operations on December 3, 2019. At a meeting held on October 15-16, 2019 (the “Meeting”) in connection with the Fund’s organization, the Board of Trustees, including all of the Trustees present who are not parties to the Fund’s investment management agreement (the “Management Agreement”) or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”) approved the Management Agreement with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”).

At the Meeting, the Trustees reviewed the Management Agreement, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s anticipated services; the fees and expenses to be paid by the Fund; a comparison of the Fund’s anticipated expenses with those paid by other similar mutual funds; the Investment Adviser’s proposal to waive and/or reimburse the Fund’s expenses (with certain customary exceptions, such as taxes, brokerage fees, and extraordinary expenses); and potential benefits to be derived by the Investment Adviser and its affiliates from their relationships with the Fund. Various information was also provided at a prior meeting at which the Fund was discussed.

In connection with the Meeting, the Trustees received written materials and oral presentations on the topics covered. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities under applicable law. In evaluating the Management Agreement at the Meeting, the Trustees relied upon information included in a presentation made by the Investment Adviser at the Meeting and information received at prior meetings of the Trustees, as well as on their knowledge of the Investment Adviser resulting from their meetings and other interactions over time.

Nature, Extent, and Quality of the Services to Be Provided under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services to be provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that would be provided to the Fund by the Investment Adviser and its affiliates. The Trustees also considered information about the Fund’s structure, investment objective, strategies, and other characteristics. The Trustees considered the experience and capabilities of the investment team and noted that the Fund’s portfolio managers were currently managing other series of the Trust. The Trustees concluded that the Investment Adviser would be able to commit substantial financial and other resources to the Fund. In this regard, the Trustees noted that, although the Fund was new (and therefore had no performance data to evaluate), the Investment Adviser had experience managing other funds and accounts that employ similar investment strategies. The Trustees concluded that the Investment Adviser’s management of the Fund likely would benefit the Fund and its shareholders.

Costs of Services to Be Provided and Profitability

The Trustees considered the contractual terms of the Management Agreement and the fee rates to be payable by the Fund thereunder. In this regard, the Trustees considered information on the services to be rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed information on the proposed management fees and the Fund’s projected total operating expense ratios (both gross and net of expense limitations), and those were compared to similar information for comparable mutual funds advised by other, unaffiliated investment management firms, as well as the peer group and category medians. The comparisons of the Fund’s fee rates and total operating expense ratios were prepared by a third-party provider of mutual fund data. The Trustees believed that this information was useful in evaluating the reasonableness of the management fees and total expenses expected to be paid by the Fund.

The Trustees considered the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. In addition, the Trustees recognized that there was not yet profitability data to evaluate for the Fund, but considered the Investment Adviser’s representations that (i) such data would be provided after the Fund commenced operations, and (ii) the Fund was not expected to be profitable to the Investment Adviser and its affiliates initially.

The Trustees noted the competitive nature of the fund marketplace, and that many of the Fund’s shareholders would be investing in the Fund in part because of the Fund’s relationship with the Investment Adviser. They also noted that shareholders would be able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

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GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the proposed breakpoints in the fee rates payable under the Management Agreement at the following annual percentage rates of the average daily net assets of the Fund:

Average Daily Net Assets	Management Fee Annual Rate

First $1 billion	0.55%

Next $1 billion	0.50%

Next $3 billion	0.47%

Next $3 billion	0.46%

Over $8 billion	0.45%

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the Fund’s projected asset levels and information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group, as well as the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits expected to be derived by the Investment Adviser and its affiliates from their relationship with the Fund, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (h) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs.

Conclusion

In connection with their consideration of the Management Agreement for the Fund at the Meeting, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fee that would be payable by the Fund was reasonable in light of the services to be provided to it by the Investment Adviser, the Investment Adviser’s anticipated costs and the Fund’s reasonably anticipated asset levels. The Trustees unanimously concluded that the Investment Adviser’s management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved with respect to the Fund.

194

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Liquidity Risk Management Program (Unaudited)

Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, each Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 11-12, 2020, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; and (2) an assessment of the methodologies used to classify investments into one of four liquidity categories. The report concluded that the Program was reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

195

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March  31, 2020 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class P, Class R or Class R6, Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class P, Class R or Class R6, Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2019 through March 31, 2020, which represents a period of 183 days of a 366 day year . The Income Fund example is based on the period from December 3, 2019 through March 31, 2020, which represents a period of 120 days out of 366 days. The Income Fund example for hypothetical expenses reflects projected activity for the period from October 1, 2019 through March 31, 2020 for the purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Bond Fund				Core Fixed Income Fund				Global Income Fund				Income Fund(a)				Strategic Income Fund
Share Class	Beginning Account Value 10/1/19	Ending Account Value 3/31/20		Expenses Paid for the 6 months ended 3/31/20*	Beginning Account Value 10/1/19	Ending Account Value 3/31/20		Expenses Paid for the 6 months ended 3/31/20*	Beginning Account Value 10/1/19	Ending Account Value 3/31/20		Expenses Paid for the 6 months ended 3/31/20*	Beginning Account Value 10/1/19	Ending Account Value 3/31/20		Expenses Paid for the 6 months ended 3/31/20*	Beginning Account Value 10/1/19	Ending Account Value 3/31/20		Expenses Paid for the 6 months ended 3/31/20*

Class A
Actual	$1,000.00	$1,003.00		$4.01	$1,000.00	$1,015.00		$3.63	$1,000.00	$995.10		$4.99	$1,000.00	$898.60		$3.02	$1,000.00	$940.90		$4.95
Hypothetical 5% return	1,000.00	1,021.00	+	4.04	1,000.00	1,021.40	+	3.64	1,000.00	1,020.00	+	5.05	1,000.00	1,013.07	+	3.21	1,000.00	1,019.90	+	5.15
Class C
Actual	1,000.00	999.30		7.75	1,000.00	1,010.30		7.39	1,000.00	990.60		8.71	1,000.00	896.50		5.33	1,000.00	937.10		8.57
Hypothetical 5% return	1,000.00	1,017.25	+	7.82	1,000.00	1,017.65	+	7.41	1,000.00	1,016.25	+	8.82	1,000.00	1,010.63	+	5.65	1,000.00	1,016.15	+	8.92
Institutional
Actual	1,000.00	1,004.70		2.31	1,000.00	1,015.80		1.92	1,000.00	996.60		3.44	1,000.00	899.70		1.98	1,000.00	941.50		3.30
Hypothetical 5% return	1,000.00	1,022.70	+	2.33	1,000.00	1,023.10	+	1.92	1,000.00	1,021.55	+	3.49	1,000.00	1,014.18	+	2.10	1,000.00	1,021.60	+	3.44
Service
Actual	1,000.00	1,002.20		4.81	1,000.00	1,014.20		4.43	1,000.00	994.00		5.93	—	—		—	—	—		—
Hypothetical 5% return	1,000.00	1,020.20	+	4.85	1,000.00	1,020.60	+	4.45	1,000.00	1,019.05	+	6.01	—	—		—	—	—		—
Investor
Actual	1,000.00	1,003.30		2.75	1,000.00	1,016.30		2.37	1,000.00	995.50		3.74	1,000.00	899.40		2.25	1,000.00	942.00		3.74
Hypothetical 5% return	1,000.00	1,022.25	+	2.78	1,000.00	1,022.65	+	2.38	1,000.00	1,021.25	+	3.79	1,000.00	1,013.88	+	2.39	1,000.00	1,021.15	+	3.89
Class P
Actual	1,000.00	1,003.80		2.25	1,000.00	1,015.80		1.86	1,000.00	996.60		3.39	1,000.00	899.70		1.85	1,000.00	942.50		3.25
Hypothetical 5% return	1,000.00	1,022.75	+	2.28	1,000.00	1,023.15	+	1.87	1,000.00	1,021.60	+	3.44	1,000.00	1,014.31	+	1.96	1,000.00	1,021.65	+	3.39
Class R
Actual	1,000.00	1,001.80		5.25	1,000.00	1,012.80		4.88	—	—		—	1,000.00	897.90		3.80	1,000.00	938.50		6.15
Hypothetical 5% return	1,000.00	1,019.75	+	5.30	1,000.00	1,020.15	+	4.90	—	—		—	1,000.00	1,012.26	+	4.02	1,000.00	1,018.65	+	6.41
R6 Shares
Actual	1,000.00	1,003.80		2.25	1,000.00	1,015.80		1.86	1,000.00	995.90		3.39	1,000.00	899.70		1.95	1,000.00	942.60		3.25
Hypothetical 5% return	1,000.00	1,022.75	+	2.28	1,000.00	1,023.15	+	1.87	1,000.00	1,021.60	+	3.44	1,000.00	1,014.21	+	2.06	1,000.00	1,021.65	+	3.39

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class P	Class R	Class R6
Bond	0.80%	1.55%	0.46%	0.96%	0.55%	0.45%	1.05%	0.45%
Core Fixed Income	0.72	1.47	0.38	0.88	0.47	0.37	0.97	0.37
Global Income	1.00	1.75	0.69	1.19	0.75	0.68	—	0.68
Inxome Fund(a)	0.98	1.73	0.64	—	0.73	0.60	1.23	0.63
Strategic Income	1.02	1.77	0.68	—	0.77	0.67	1.27	0.67

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
(a)	Commenced operations on December 3, 2019.

196

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 71	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Dwight L. Bush Age: 63	Trustee	Since 2020	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002–2014 and 2017-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019—January 2020). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Kathryn A. Cassidy Age: 66	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Diana M. Daniels Age: 70	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006- 2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Joaquin Delgado Age: 60	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr.Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	Stepan Company (a specialty chemical manufacturer)

197

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Roy W. Templin Age: 59	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 68	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Verizon Communications Inc.

James A. McNamara Age: 57	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				168	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of March 31, 2020.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of March 31, 2020, Goldman Sachs Trust consisted of 90 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 42 portfolios (21 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

198

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 57	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 42	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 51	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of March 31, 2020.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Multi Sector Fixed Income Funds Tax Information (Unaudited)

Pursuant to Section 871(k) of the Internal Revenue Code, the Bond Fund, Core Fixed Income Fund, and Global Income Fund, designate $2,287,278, $8,670,938, and $4,672,753, respectively, as short-term capital gain dividends paid during the fiscal year ended March 31, 2020.

Pursuant to Section 852 of the Internal Revenue Code, the Global Income Fund and Income Fund, designate $3,479,930 and $4,304, respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended March 31, 2020.

199

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.66 trillion in assets under supervision as of March 31, 2020, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund[4]
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund[5]
∎	Emerging Markets Equity Fund
∎	Imprint Emerging Markets Opportunities Fund[6]
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date Retirement Portfolio[7]
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on April 30, 2020, the Goldman Sachs Global Income Fund was renamed the Goldman Sachs Global Core Fixed Income Fund.
[5]	Effective after the close of business of November 20, 2019, the Goldman Sachs Asia Equity Fund was renamed the Goldman Sachs China Equity Fund.
[6]	Effective after the close of business on August 30, 2019, the Goldman Sachs N-11 Equity Fund was renamed the Goldman Sachs Imprint Emerging Markets Opportunities Fund.
[7]	Effective December 27, 2019, the Goldman Sachs Target Date 2020 Portfolio was renamed the Goldman Sachs Target Date Retirement Portfolio.
Financial	Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Funds management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Economic and market forecasts presented herein reflect our judgment as of the date of this report and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of March 31, 2020 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

© 2020 Goldman Sachs. All rights reserved. 203821-OTU-1199156 MSFIAR-20

Goldman Sachs Funds

Annual Report	March 31, 2020

Municipal Fixed Income Funds
Dynamic Municipal Income
High Yield Municipal
Short Duration Tax-Free

It is our intention that beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from a Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800- 621-2550 for Institutional, Service, Class R6 and Class P shareholders or 800-526-7384 for all other shareholders. If you hold shares of a Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Funds’ transfer agent if you invest directly with the transfer agent.

Goldman Sachs Municipal Fixed Income Funds

∎	DYNAMIC MUNICIPAL INCOME

∎	HIGH YIELD MUNICIPAL

∎	SHORT DURATION TAX-FREE

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Municipal Fixed Income Funds

Market Review

During the 12 months ended March 31, 2020 (the “Reporting Period”), the performance of the municipal bond market was most influenced by supply and demand dynamics, movements of municipal yields and the spread of a novel coronavirus (“COVID-19”).

During the second quarter of 2019, when the Reporting Period began, municipal securities recorded gains. Investment inflows were robust and broad based, as investors added to high yield municipal bond mutual funds and intermediate-term and long-term municipal bond mutual funds. New issuance was modest and lower than 2018’s second quarter volumes. In the third quarter of 2019, municipal securities produced positive returns. Investment inflows were strong, with positive flows in every week of the quarter. As for new issuance, it increased relative to the second calendar quarter, driven by municipal borrowers using taxable municipal bonds to refinance (or advance refund) previously issued tax-exempt bonds that had higher interest costs. The combination of 2017 tax reform legislation and lower U.S. Treasury yields had incentivized states and localities to issue taxable municipal bonds for this refinancing purpose. During the fourth quarter of 2019, municipal securities posted slightly positive returns, as bond yields broadly fell amid changing investor expectations about the path of future Federal Reserve (“Fed”) interest rate hikes. Investment inflows continued at a strong pace, with every week showing positive flows. New issuance increased, with a significant portion used to advance refund tax-exempt debt.

In the first quarter of 2020, after starting the calendar year with a positive return through February, the municipal bond market reversed course and posted a negative return in March, leading to a modest loss for the quarter overall. During March, the spread of COVID-19 drove a dramatic increase in investor risk aversion, followed by a wave of selling pressure across the financial markets, including the municipal securities market. As the COVID-19 pandemic caused massive health and economic disruptions across the U.S., investors grappled with how deep and protracted the economic contraction would be. Faced with the uncertainty caused by momentous closures across many industries and regions, market participants became increasingly concerned about the potential impact of prolonged shutdowns on the credit quality of municipal bond issuers. From March 9th to March 20th, municipal yields rose dramatically. Investment flows, which had been positive in January and February 2020, turned negative in March, and outflows occurred at a record setting pace. The sheer volume of securities for sale overwhelmed the municipal dealer community during the month.

For the Reporting Period overall, yields fell along the municipal yield curve. (Yield curve is a spectrum of interest rates based on maturities of varying lengths.) The municipal yield curve flattened, with longer-term municipal yields falling more than shorter-term municipal yields. (A flattening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities narrows; opposite of a steepening yield curve.) The yield on a two-year AAA-rated municipal security decreased 43 basis points to 1.06%; the yield on a 10-year AAA-rated municipal security decreased 53 basis points to 1.33%; and the yield on a 30-year AAA-rated municipal security decreased 61 basis points to 1.99%. (A basis point is 1/100th of a percentage point.)

Municipal yields, which tend to follow trends in the U.S. Treasury market, completely decoupled from U.S. Treasury yields late in the Reporting Period. The historic dislocation led to never-before-seen municipal/Treasury ratios across the entire maturity curve. (The municipal/Treasury ratio is the yield of an AAA-rated municipal bond divided by the yield of a comparable maturity U.S. Treasury security.) At their lows during March 2020, two-year and 10-year municipal/Treasury ratios were 874% and 366%, respectively, compared to 60% and 73% in February 2020. For the Reporting Period overall, the yield on a two-year U.S. Treasury security fell 201 basis points to 0.25%; the yield on a 10-year U.S. Treasury fell 174 basis points to 0.67%; and the yield on a 30-year U.S. Treasury fell 149 basis points to 1.32%. (Source: GSAM, MMD and Bloomberg.)

Primary market issuance rose during the Reporting Period overall, with approximately $432 billion in new supply — an increase of 23% year over year. However, new issuance declined in March 2020 on worries about COVID-19, falling approximately 38% compared to March 2019 and down approximately 58% compared to February 2020. As for investment flows, after remaining positive for most of the Reporting Period, they were negative in March 2020. Municipal bond mutual funds saw investment outflows of approximately $1 billion in the first quarter of 2020. (Source: Lipper.)

High Yield Municipals

During the first nine months of the Reporting Period, high yield municipal bonds slightly outperformed investment grade municipal bonds. The tobacco, special tax, and water and sewer sectors performed particularly well. However, in the last three

1

MARKET REVIEW

months of the Reporting Period, high yield municipal bonds significantly underperformed investment grade municipal bonds, as COVID-19 fears led to a sell-off in the most liquid high yield municipal securities. The prices of investment grade municipal bonds declined regardless of duration and credit quality, but high yield municipal bonds experienced greater comparative losses. Most of the negative performance occurred in March 2020. For the Reporting Period overall, the high yield municipal bond market underperformed the investment grade municipal bond market, with high yield transportation and airline bonds performing the worst.

Looking Ahead

At the end of the Reporting Period, we believed municipal bonds would continue to be pressured by the COVID-19-driven shutdown of the U.S. and global economies. Despite the high degree of uncertainty surrounding the ultimate humanitarian and economic impact of the COVID-19 pandemic, we thought the municipal bond market was likely to ultimately weather the economic storm. In our view, municipal bond valuations should eventually normalize, driven by improvement in macroeconomic conditions. Additionally, the elimination of the worst-case COVID-19 market fears should promote general asset price stability, in our opinion, which could potentially put a floor on municipal bond valuations and promote future price performance.

We came into 2020 with a cautious view on the lower-rated portion of the municipal bond market, specifically the high yield and non-rated space. Before COVID-19 abruptly halted the U.S. economic expansion, we expected an increase in select individual negative credit events and potential defaults among more speculative project finance issues. We were specifically concerned about issuers that brought deals to market during the past few years, as we felt they generally exhibited overly optimistic growth projections and weak bondholder protections. With COVID-19 causing economic distress across the entire U.S., the severe credit pressure we expected for these borrowers will likely be expedited, in our opinion.

Overall, at the end of the Reporting Period, we thought negative headlines and exaggerated prognostications about state and local government finances would remain pervasive for the near term. These headlines, whether they are driven by the media or political entities, are likely to raise questions about the credit quality of municipal issuers. However, when the Reporting Period concluded, we expected a low to minimal level of defaults, despite an anticipated drop in tax revenues, budgetary pressures at all government levels, credit rating downgrades of a number of municipal issuers, and acute fiscal pressure relative to other segments of the financial markets. In our view, the federal government’s $2 trillion Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) should help soften the economic and social impacts of the COVID-19 pandemic. The CARES Act earmarks approximately $350 billion in reimbursements and emergency appropriations to states, localities and traditional municipal sectors, such as hospitals. In the near term, we expect additional support from the federal government, which is likely, in our opinion, to provide to state and local entities as much aid and assistance as needed to deal with the fallout from COVID-19.

Broadly speaking, we expect municipal securities to remain attractive due to their tax-advantaged nature. And with short-term federal government securities earning minimal yields, we expect to see increased purchases of municipal bonds by previously large buyers of municipal securities, such as commercial banks and insurance companies. This cohort of investors decreased their exposure to municipal securities when the Tax Cuts and Jobs Act of 2017 created fewer incentives to own tax exempt bonds. Hedge funds and foreign investors may also revisit the municipal market due to its attractive valuations relative to other fixed income sectors, in our view.

In the months ahead, we intend to maintain our approach in which we focus on seeking attractive risk/return opportunities across maturities along the municipal bond yield curve and inclusive of all credit qualities. We will continue seeking to keep the Goldman Sachs Municipal Fixed Income Funds invested in the most tax-efficient manner.

2

PORTFOLIO RESULTS

Goldman Sachs Dynamic Municipal Income Fund

Investment Objective

The Fund seeks a high level of current income that is exempt from regular federal income tax.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs Dynamic Municipal Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class P and Class R6 Shares generated average annual total returns, without sales charges, of -0.43%, -1.17%, -0.16%, -0.58%, -0.19%, -0.08% and -0.08%, respectively. These returns compare to the 2.76% average annual total return of the Fund’s benchmark, the Bloomberg Barclays Municipal Bond 1-10 Year Blend Index (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s combined duration and yield curve positioning detracted from relative performance during the Reporting Period. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates based on maturities of varying lengths.) Our bottom-up issue selection also limited relative returns. On the positive side, the Fund benefited from its sector positioning.

Q	Which municipal bond market sectors most significantly affected Fund performance during the Reporting Period?

A	During the Reporting Period, individual issue selection detracted from the Fund’s relative results. Specifically, the Fund was hampered by its investments in Illinois state obligation bonds, Texas private activity bonds and Puerto Rico sales tax bonds. The Fund was helped by its holdings of Buckeye (Ohio) tobacco settlement bonds, Puerto Rico general obligation bonds and Virginia tobacco settlement financing corporation bonds.

Within its sector positioning, the Fund’s overweight versus the Index in tobacco revenue bonds bolstered relative performance, though this was partially offset by an overweight in special tax bonds, which detracted. An underweight in California credits contributed positively, while an underweight in Ohio credits detracted from returns.

Overall, the Fund’s lower credit quality bias relative to the Index diminished performance during the Reporting Period.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund’s combined duration and yield curve positioning detracted from returns. Specifically, the Fund was hurt by our efforts to hedge duration. Because we had a favorable view of supply and demand dynamics, the Fund was generally positioned with a longer duration than the Index. However, we hedged this longer-duration positioning, using interest rate swaps and U.S. Treasury futures, which detracted from performance as long-maturity municipal bonds significantly underperformed U.S. Treasury securities, particularly in March 2020. The Fund was helped during the Reporting Period by its overweight relative to the Index in the longer-maturity segment of the municipal yield curve.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period as a whole?

A	During the Reporting Period, the Fund maintained a long position in credit default swaps (“CDS”), which means it sold CDS protection, as we sought to capture the upside potential of select securities that were trading below what we considered to be their intrinsic value. The use of CDS had a neutral impact on the Fund’s performance during the Reporting Period. The Fund also employed U.S. Treasury futures to manage U.S. interest rate duration, which detracted from results. In addition, to manage against potential changes in interest rates, the Fund used interest rate swaps. The use of interest rate swaps had a negative impact on the Fund’s performance during the Reporting Period.

3

PORTFOLIO RESULTS

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A	We increased the Fund’s exposure to hospital bonds during the Reporting Period and reduced its exposure to state general obligation bonds. From a state perspective, we decreased the Fund’s allocation to New York credits and increased its allocation to Florida credits. In addition, we increased the Fund’s positions in the seven- to eight-year segment of the municipal yield curve and reduced its positions in maturities of one year and less.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective January 28, 2020, Ben Barber no longer served as a portfolio manager for the Fund. At the end of the Reporting Period, the portfolio managers for the Fund were Scott Diamond and Joseph Wenzel. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was underweight relative to the Index in higher credit quality investment grade municipal bonds and overweight in BBB-rated and other lower credit quality issues. It was overweight Illinois and Florida municipal bonds and underweight New York and California municipal bonds relative to the Index at the end of the Reporting Period.

4

FUND BASICS

Dynamic Municipal Income Fund

as of March 31, 2020

SECTOR ALLOCATION[1]

Percentage of Market Value

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

5

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Performance Summary

March 31, 2020

The following graph shows the value as of March 31, 2020, of a $1,000,000 investment made on April 1, 2010 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Barclays Municipal Bond 1-10 Year Blend Index (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Dynamic Municipal Income Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2010 through March 31, 2020.

Average Annual Total Return through March 31, 2020*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-0.43%	2.66%	3.95%	—
Including sales charges	-4.13%	1.88%	3.55%	—

Class C
Excluding contingent deferred sales charges	-1.17%	1.90%	3.17%	—
Including contingent deferred sales charges	-2.16%	1.90%	3.17%	—

Institutional	-0.16%	3.00%	4.29%	—

Service	-0.58%	2.50%	3.78%	—

Investor (Commenced July 30, 2010)	-0.19%	2.92%	N/A	4.02%

Class P (Commenced April 20, 2018)	-0.08%	N/A	N/A	2.66%

Class R6 (Commenced November 30, 2017)	-0.08%	N/A	N/A	3.03%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 3.75% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

6

PORTFOLIO RESULTS

Goldman Sachs High Yield Municipal Fund

Investment Objective

The Fund seeks a high level of current income that is exempt from regular federal income tax and may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Municipal Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P and Class R6 Shares generated average annual total returns, without sales charges, of 0.13%, -0.62%, 0.43%, 0.38%, 0.44% and 0.32%, respectively. These returns compare to the 1.10% average annual total return of the Fund’s benchmark, the Goldman Sachs High Yield Municipal Fund Composite Index (“High Yield Municipal Composite Index”), during the same time period.

The High Yield Municipal Fund Composite Index is composed 60% of the Bloomberg Barclays High Yield Municipal Bond Index (with dividends reinvested) and 40% of the Bloomberg Barclays Municipal Bond Index (with dividends reinvested), which generated average annual total returns of -0.74% and 3.84%, respectively, during the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, our sector positioning detracted from the Fund’s relative performance. The Fund was also hurt by its combined duration and yield curve positioning. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates based on maturities of varying lengths.) On the positive side, the Fund was helped by our bottom-up issue selection, which contributed positively to relative returns during the Reporting Period.

Q	Which municipal bond market sectors most significantly affected Fund performance?

A	Within its sector positioning, the Fund was hampered by its overweight compared to the High Yield Municipal Composite Index in special tax bonds. Its overweight position in revenue water and sewer bonds bolstered relative performance. An underweight in Puerto Rico municipal bonds detracted from relative returns, while an underweight in California credits added to results.

Individual issue selection added to the Fund’s performance during the Reporting Period. The Fund was aided by its holdings of Buckeye (Ohio) tobacco settlement bonds, Virginia tobacco settlement financing corporation bonds and New Jersey transportation bonds. Conversely, it was hurt by investments in Illinois state obligation bonds, City of Chicago bonds, Puerto Rico transportation bonds and California pollution control bonds.

The Fund’s overweight positions compared to the High Yield Municipal Composite Index in BBB-rated issues detracted from relative performance during the Reporting Period.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance?

A	The Fund’s combined duration and yield curve positioning detracted from returns during the Reporting Period. Specifically, the Fund was hurt by our efforts to hedge duration. Because we had a favorable view of supply and demand dynamics, the Fund was generally positioned with a longer duration than the High Yield Municipal Composite Index. However, we hedged this longer-duration positioning, using interest rate swaps and U.S. Treasury futures, which detracted from performance, as long-maturity municipal bonds significantly underperformed U.S. Treasury securities, particularly in March 2020. The Fund was helped during the Reporting Period by its overweight relative to the High Yield Municipal Composite Index in the longer-maturity segment of the municipal yield curve.

7

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund maintained a long position in credit default swaps (“CDS”), which means it sold CDS protection, as we sought to capture the upside potential of select securities that were trading below what we considered to be their intrinsic value. The use of CDS had a neutral impact on Fund performance during the Reporting Period. The Fund also employed interest rate swaps to manage the Fund’s duration position, which had a negative impact on the Fund’s performance. In addition, U.S. Treasury futures were utilized to manage U.S. interest rate duration. The use of U.S. Treasury futures had a negative impact on results during the Reporting Period.

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s exposure to special assessment bonds. We reduced its exposure to municipal bonds backed by corporate credits. From a state perspective, we decreased the Fund’s exposure to California credits and increased its exposure to Florida credits. In addition, we reduced the Fund’s positions in the one- to two-year segment of the municipal yield curve, while increasing its positions in the 11- to 12-year segment.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective January 28, 2020, Ben Barber no longer served as a portfolio manager for the Fund. At the end of the Reporting Period, the portfolio managers for the Fund were Scott Diamond and Joseph Wenzel. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the High Yield Municipal Composite Index in Florida, Illinois and California credits. It was underweight New York, Ohio and Michigan credits. Compared to the High Yield Municipal Composite Index, the Fund was overweight BBB-rated and A-rated issues and underweight below investment grade credits at the end of the Reporting Period.

8

FUND BASICS

High Yield Municipal Fund

as of March 31, 2020

SECTOR ALLOCATION[1]

Percentage of Market Value

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

9

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Performance Summary

March 31, 2020

The following graph shows the value as of March 31, 2020, of a $1,000,000 investment made on April 1, 2010 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Goldman Sachs High Yield Municipal Fund Composite Index, which is composed of the Bloomberg Barclays Municipal High Yield Bond Index (60%) and the Bloomberg Barclays Municipal Bond Index (40%) (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

High Yield Municipal Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2010 through March 31, 2020.

Average Annual Total Return through March 31, 2020*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	0.13%	4.64%	5.84%	—
Including sales charges	-4.40%	3.68%	5.35%	—

Class C
Excluding contingent deferred sales charges	-0.62%	3.86%	5.07%	—
Including contingent deferred sales charges	-1.61%	3.86%	5.07%	—

Institutional	0.43%	4.95%	6.15%	—

Investor (Commenced July 30, 2010)	0.38%	4.90%	N/A	5.98%

Class P (Commenced April 20, 2018)	0.44%	N/A	N/A	3.83%

Class R6 (Commenced November 30, 2017)	0.32%	N/A	N/A	4.56%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 4.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

10

PORTFOLIO RESULTS

Goldman Sachs Short Duration Tax-Free Fund

Investment Objective

The Fund seeks a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs Short Duration Tax-Free Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class P and Class R6 Shares generated average annual total returns, without sales charges, of 1.18%, 0.78%, 1.58%, 1.07%, 1.53%, 1.50% and 1.50%, respectively. These returns compare to the 1.84% average annual total return of the Fund’s benchmark, the Bloomberg Barclays Municipal Bond 1-3 Year Blend Index (with dividends reinvested) (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Bottom-up issue selection detracted from the Fund’s relative performance during the Reporting Period, though sector positioning had a modestly positive impact on results. The Fund’s combined duration and yield curve positioning added slightly to relative returns. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates based on maturities of varying lengths.)

Q	Which municipal bond market sectors most significantly affected Fund performance?

A	During the Reporting Period, the Fund was helped by its overweight relative to the Index in water and sewer revenue bonds. It was hurt by its overweight position in special tax bonds. An underweight in Ohio credits detracted from performance, but an overweight in Puerto Rico credits contributed positively. The Fund’s lower credit quality bias bolstered relative returns during the Reporting Period.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance?

A	The Fund’s combined duration and yield curve positioning added slightly to relative performance. As municipal yields fell during the Reporting Period, the Fund benefited from its longer duration position compared to that of the Index.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund maintained a long position in credit default swaps (“CDS”), which means it sold CDS protection, as we sought to capture the upside potential of select securities that were trading below what we considered to be their intrinsic value. The use of CDS had a neutral impact on Fund performance during the Reporting Period. In addition, to manage against potential changes in interest rates, the Fund used interest rate swaps, which had a neutral impact on performance during the Reporting Period. Finally, a forward rate lock was used to help extend the duration of the Fund, which added to results.

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A	During the Reporting Period, we decreased the Fund’s exposure to state general obligation bonds and increased its exposure to hospital bonds. From a state perspective, we reduced the Fund’s position in Texas credits and increased its position in New York credits. We also increased the Fund’s exposure to A-rated and BBB-rated issues during the Reporting Period. Finally, we increased the Fund’s position in the four- to five-year segment of the municipal yield curve and decreased its position in maturities of one year and less.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective January 28, 2020, Ben Barber no longer served as a portfolio manager for the Fund. At the end of the Reporting Period, the portfolio managers for the Fund were Scott Diamond and Joseph Wenzel. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, relative to the Index, the Fund was underweight AAA-rated and AA-rated municipal bonds and overweight A-rated and BBB-rated bonds. In addition, the Fund was overweight New York, Illinois and Texas credits and underweight Connecticut, Virginia and Florida credits relative to the Index at the end of the Reporting Period.

11

FUND BASICS

Short Duration Tax-Free Fund

as of March 31, 2020

SECTOR ALLOCATION[1]

Percentage of Market Value

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

12

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Performance Summary

March 31, 2020

The following graph shows the value as of March 31, 2020, of a $1,000,000 investment made on April 1, 2010 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Barclays Municipal Bond 1-3 Year Blend Index (with distributions reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Short Duration Tax-Free Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2010 through March 31, 2020.

Average Annual Total Return through March 31, 2020*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	1.18%	1.27%	1.39%	—
Including sales charges	-0.31%	0.97%	1.24%	—

Class C
Excluding contingent deferred sales charges	0.78%	0.87%	0.96%	—
Including contingent deferred sales charges	0.13%	0.87%	0.96%	—

Institutional	1.58%	1.58%	1.71%	—

Service	1.07%	1.08%	1.21%	—

Investor (Commenced July 30, 2010)	1.53%	1.53%	N/A	1.53%

Class P (Commenced April 20, 2018)	1.50%	N/A	N/A	2.52%

Class R6 (Commenced November 30, 2017)	1.50%	N/A	N/A	2.40%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 1.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (0.65% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

13

FUND BASICS

Index Definition

The Bloomberg Barclays Municipal Bond 1-10 Year Blend Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Goldman Sachs High Yield Municipal Fund Composite Index is comprised of the Bloomberg Barclays Municipal High Yield Bond Index (60%) (with dividends reinvested) and the Bloomberg Barclays Municipal Bond Index (40%) (with dividends reinvested).

The Bloomberg Barclays Municipal High Yield Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. The Bloomberg Barclays Municipal High Yield Bond Index does not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Bloomberg Barclays Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Bloomberg Barclays Municipal Bond Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Bloomberg Barclays Municipal Bond 1-3 Year Blend Index (with dividends reinvested), an unmanaged index, represents investment grade municipal bonds with maturities greater than one year and less than 4 years, and does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

14

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – 95.9%
Alabama – 1.0%
Alabama Economic Settlement Authority RB for BP Exploration & Production, Inc. Series 2016 A (A-/A1)
$5,000,000	4.000%	09/15/2033	$5,399,500
Alabama State Port Authority RB for Docks Facilities Series 2010 (A-/NR)(a)
2,500,000	5.750	10/01/2020	2,557,750
Health Care Authority RB for Baptist Health Series 2006 D (BBB+/A3)
100,000	5.000	11/15/2021	100,313
Hoover Industrial Development Board RB for United States Steel Corp. Series 2019 (AMT) (B-/B3)
4,600,000	5.750	10/01/2049	4,103,062
Houston County Health Care Authority RB for Southeast Alabama Medical Center Series 2016 A (BBB+/NR)
150,000	5.000	10/01/2024	169,485
150,000	5.000	10/01/2025	173,089
725,000	5.000	10/01/2030	833,395
Jefferson County Senior Lien Sewer RB Warrants Series 2013 A (AGM) (AA/A2)
725,000	5.000	10/01/2044	804,532
Jefferson County Senior Lien Sewer RB Warrants Series 2013 C (AGM) (AA/A2)(b)
1,500,000	0.000	10/01/2046	1,435,275
Jefferson County Senior Lien Sewer RB Warrants Series 2013 F (BBB/NR)(b)
4,900,000	0.000	10/01/2050	4,576,355
Jefferson County Subordinate Lien Sewer RB Warrants Series 2013 D (BBB/NR)
1,000,000	5.000	10/01/2021	1,047,890
13,500,000	6.000	10/01/2042	15,564,690
10,615,000	6.500	10/01/2053	12,330,809
Prattville Industrial Development Board RB Refunding for International Paper Co. Series 2019 B (BBB/Baa2)(c)(d)
225,000	2.000	10/01/2024	220,525
Prattville Industrial Development Board RB Refunding for International Paper Co. Series 2019 C (BBB/Baa2)(c)(d)
225,000	2.000	10/01/2024	220,525
Selma Industrial Development Board RB Refunding for International Paper Co. Series 2019 A (BBB/Baa2)(c)(d)
1,750,000	2.000	10/01/2024	1,715,193
The Southeast Alabama Gas Supply District RB for Project No. 2 Series 2018 A (A/A3)
3,820,000	4.000	06/01/2024	4,006,607
The Southeast Alabama Gas Supply District RB for Project No. 2 Series 2018 B (A/A3)(c)
10,000,000	(1 Mo. LIBOR + 0.85%), 1.910	06/01/2024	9,917,700
UAB Medicine Finance Authority RB Series 2019 B (AA-/Aa3)
1,350,000	4.000	09/01/2036	1,539,783
2,030,000	4.000	09/01/2037	2,307,379
1,350,000	4.000	09/01/2038	1,528,956

			70,552,813

Alaska – 0.2%
Northern Tobacco Securitization Corp. RB Refunding Asset- Backed Bonds Series 2006 A (NR/B3)
1,100,000	5.000	06/01/2046	1,100,121

Municipal Bonds – (continued)
Alaska – (continued)
Northern Tobacco Securitization Corp. RB Refunding Capital Appreciation Asset-Backed Bonds 1st Subordinate Series 2006 B (NR/NR)(e)
37,350,000	0.000	06/01/2046	4,046,873
State of Alaska GO Unlimited Bonds Series 2016 A (AA/Aa3)
5,450,000	5.000	08/01/2027	6,450,892

			11,597,886

Arizona – 1.7%
Arizona Department of Transportation State Highway Taxable RB Refunding Series 2020 (AA+/Aa1)
16,650,000	2.058	07/01/2025	16,729,587
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (AA-/NR)(c)
19,150,000	(3 Mo. LIBOR + 0.81%), 2.089	01/01/2037	18,486,452
Arizona Industrial Development Authority RB for Candeo Schools Obligated Group Project Series 2020 A (SD CRED PROG) (AA-/NR)
425,000	3.375	07/01/2041	413,674
Arizona Industrial Development Authority RB for Equitable School Revolving Fund LLC Obligated Group Series 2019 A (A/NR)
1,400,000	5.000	11/01/2044	1,671,866
Arizona Industrial Development Authority RB for Great Lakes Senior Living Communities LLC Project First Tier Series 2019 A (BBB+/NR)
570,000	5.000	01/01/2043	508,782
3,250,000	4.500	01/01/2049	2,585,733
2,095,000	5.000	01/01/2054	1,766,734
Arizona Industrial Development Authority RB for Great Lakes Senior Living Communities LLC Project Second Tier Series 2019 B (BBB/NR)
1,565,000	5.000	01/01/2037	1,449,237
1,105,000	5.000	01/01/2038	1,010,025
300,000	5.000	01/01/2043	264,354
2,125,000	5.000	01/01/2049	1,809,714
600,000	5.125	01/01/2054	509,160
Arizona Industrial Development Authority RB for Provident Group – EMU Properties LLC Series 2018 (NR/Baa1)
365,000	5.000	05/01/2024	385,247
300,000	5.000	05/01/2029	321,483
650,000	5.000	05/01/2031	690,222
Chandler Industrial Development Authority RB for Intel Corp. Series 2007 (AMT) (A+/A1)(c)(d)
10,000,000	2.700	08/14/2023	10,214,800
Chandler Industrial Development Authority RB for Intel Corp. Series 2019 (AMT) (A+/A1)(c)(d)
7,300,000	5.000	06/03/2024	8,088,400
City of Phoenix Civic Improvement Corporation RB for Junior Lien Airport Series 2019 A (A+/A1)
1,375,000	3.000	07/01/2049	1,362,364
City of Phoenix Civic Improvement Corporation RB for Junior Lien Airport Series 2019 B (AMT) (A+/A1)
1,110,000	5.000	07/01/2023	1,215,827
1,115,000	5.000	07/01/2024	1,249,480

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Arizona – (continued)
City of Phoenix Civic Improvement Corporation RB for Junior Lien Airport Series 2019 B (AMT) (A+/A1) – (continued)
$1,215,000	5.000%	07/01/2025	$1,389,268
915,000	4.000	07/01/2044	969,726
2,980,000	5.000	07/01/2044	3,446,161
2,290,000	3.250	07/01/2049	2,227,598
1,375,000	5.000	07/01/2049	1,577,909
City of Phoenix Civic Improvement Corporation RB Taxable Refunding for Rental Car Facility Charge Series 2019 B (A/A2)
3,005,000	2.163	07/01/2022	3,051,097
1,950,000	2.226	07/01/2023	1,991,086
City of Phoenix Civic Improvement Corporation Water System RB Refunding Junior Lien Series 2016 (AAA/Aa2)
7,000,000	5.000	07/01/2030	8,486,800
Entertainment Center Community Facilities District RB Series 2017 (AA+/NR)
5,206,000	4.000	07/01/2037	5,386,023
Estrella Mountain Ranch Community Facilities District Lucero Assessment District No. 1 Special Assessment RB Series 2019 (NR/NR)
400,000	3.500	07/01/2029	374,904
385,000	4.100	07/01/2034	352,914
1,150,000	4.750	07/01/2043	1,029,193
Glendale City Subordinate RB Refunding Series 2017 (AA/A1)
2,500,000	5.000	07/01/2028	3,081,725
Glendale Industrial Development Authority RB Refunding for Sun Health Services Obligated Group Series 2019 A (A-/NR)
5,000,000	5.000	11/15/2042	5,511,950
Maricopa County Industrial Development Authority RB for Arizona Autism Charter Schools Obligated Group Series 2020 A (BB/NR)(f)
300,000	4.000	07/01/2030	285,171
600,000	5.000	07/01/2040	582,840
Maricopa County Industrial Development Authority RB Refunding for Legacy Traditional School Obligated Group Series 2019 A (SD CRED PROG) (AA-/Ba2)
200,000	4.000	07/01/2025	216,418
200,000	4.000	07/01/2026	218,420
200,000	4.000	07/01/2027	220,194
325,000	4.000	07/01/2028	359,385
250,000	4.000	07/01/2029	278,335
500,000	4.000	07/01/2034	531,400
700,000	5.000	07/01/2039	805,651
Salt Verde Financial Corp. RB Gas Senior Series 2007-1 (BBB+/A3)
8,905,000	5.000	12/01/2037	10,477,979
Yavapai County IDA Solid Waste Disposal RB for Waste Management, Inc. Project Series 2002 (AMT) (A-/NR)(c)(d)
4,000,000	2.800	06/01/2021	4,033,800

			127,619,088

Arkansas – 0.3%
Arkansas Development Finance Authority RB for Baptist Health Obligated Group Series 2019 (A/NR)
2,790,000	5.000	12/01/2047	3,333,018
4,630,000	3.200	12/01/2049	4,839,415

Municipal Bonds – (continued)
Arkansas – (continued)
Conway Health Facilities Board RB Refunding for Conway Regional Medical Center, Inc. Series 2019 (BBB+/NR)
550,000	5.000	08/01/2026	638,902
500,000	5.000	08/01/2028	579,680
Pulaski County Little Rock School District Construction GO Bonds Series 2017 (ST AID WITHHLDG) (NR/Aa2)
5,395,000	3.000	02/01/2023	5,604,272
5,185,000	3.000	02/01/2024	5,383,845
Pulaski County Little Rock School District GO Refunding Bonds Series 2015 (ST AID WITHHLDG) (NR/Aa2)
3,335,000	3.000	02/01/2023	3,381,523

			23,760,655

California – 8.8%
Alhambra California Unified School District Election of 2008 GO Bonds Capital Appreciation for Elementary Schools Improvement District Series 2011 B (AGM) (AA/Aa2)(e)
1,000,000	0.000	08/01/2037	618,960
Anaheim Community Facilities District No. 08-1 Special Tax Refunding Bonds for Platinum Triangle Series 2016 (NR/NR)
875,000	4.000	09/01/2024	934,211
745,000	4.000	09/01/2025	804,332
535,000	4.000	09/01/2026	574,205
590,000	4.000	09/01/2027	633,713
575,000	4.000	09/01/2028	617,400
465,000	4.000	09/01/2029	498,285
Atwater Wastewater RB Refunding Series 2017 A (AGM) (AA/NR)
1,000,000	5.000	05/01/2040	1,184,810
Beaumont Community Facilities District No. 2016-2 Special Tax Series 2019 (NR/NR)
150,000	4.000	09/01/2020	151,351
190,000	4.000	09/01/2021	195,531
195,000	4.000	09/01/2022	204,062
205,000	4.000	09/01/2023	216,744
210,000	4.000	09/01/2024	224,301
220,000	4.000	09/01/2025	237,721
230,000	4.000	09/01/2026	248,917
235,000	4.000	09/01/2027	254,658
255,000	4.000	09/01/2029	275,885
275,000	4.000	09/01/2031	293,268
290,000	4.000	09/01/2032	308,401
300,000	5.000	09/01/2033	334,827
215,000	5.000	09/01/2034	239,566
330,000	5.000	09/01/2035	365,983
345,000	3.000	09/01/2036	321,612
360,000	3.000	09/01/2037	331,708
370,000	3.000	09/01/2038	336,696
380,000	3.000	09/01/2039	343,839
1,160,000	5.000	09/01/2044	1,262,544
1,475,000	5.000	09/01/2049	1,598,443
California County Tobacco Securitization Agency Tobacco Settlement RB Capital Appreciation Subordinate Series 2006 C (BB+/NR)(e)
31,220,000	0.000	06/01/2055	2,352,427

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
California Educational Facilities Authority RB for Stanford University Series 2010 U-1 (AAA/Aaa)
$5,000,000	5.250%	04/01/2040	$7,479,900
California Educational Facilities Authority RB for Stanford University Series 2014 U-6 (AAA/Aaa)
3,500,000	5.000	05/01/2045	5,261,130
California Health Facilities Financing Authority RB for El Camino Hospital Series 2017 (AA/A1)
500,000	5.000	02/01/2042	591,765
California Health Facilities Financing Authority RB for Lucile Salter Packard Children’s Hospital Series 2017 A (A+/A1)
375,000	5.000	11/15/2028	471,158
350,000	5.000	11/15/2029	438,263
565,000	5.000	11/15/2030	704,035
1,000,000	5.000	11/15/2042	1,205,780
12,000,000	5.000	11/15/2056	13,797,840
California Municipal Finance Authority RB for Community Medical Centers Series 2017 A (A-/A3)
1,300,000	5.000	02/01/2034	1,468,870
1,150,000	5.000	02/01/2035	1,295,762
450,000	5.000	02/01/2042	501,336
1,450,000	5.000	02/01/2047	1,603,468
California Municipal Finance Authority RB for LAX Integrated Express Solutions LLC Senior Lien Series 2018 A (AMT) (BBB-/NR)
2,000,000	5.000	06/30/2028	2,237,760
1,600,000	5.000	12/31/2028	1,787,408
2,695,000	5.000	12/31/2043	2,872,681
3,500,000	5.000	12/31/2047	3,705,940
California Municipal Finance Authority RB for United Airlines, Inc. Project Series 2019 (AMT) (BB-/NR)
14,865,000	4.000	07/15/2029	14,898,595
California Municipal Finance Authority RB Refunding for California Lutheran University Series 2018 (NR/Baa1)
200,000	5.000	10/01/2026	218,366
200,000	5.000	10/01/2027	219,932
150,000	5.000	10/01/2028	166,656
225,000	5.000	10/01/2029	248,893
125,000	5.000	10/01/2030	137,371
225,000	5.000	10/01/2031	246,559
225,000	5.000	10/01/2032	245,644
California Municipal Finance Authority Senior Lien RB for LAX Integrated Express Solutions LLC Project Series 2018 A (AMT) (BBB-/NR)
900,000	5.000	12/31/2037	972,477
California Municipal Finance Authority Student Housing RB for Bowles Hall Foundation Series 2015 A (NR/Baa3)
400,000	5.000	06/01/2035	434,720
California Pollution Control Financing Authority RB Refunding for Waste Management, Inc. Series 2015 B-1 (AMT) (A-/NR)
4,130,000	3.000	11/01/2025	4,215,243
California Pollution Control Financing Authority Solid Waste Disposal RB for Rialto Bioenergy Facility LLC Project Series 2019 (AMT) (NR/NR)(f)
2,000,000	6.750	12/01/2028	1,876,400
14,195,000	7.500	12/01/2040	13,211,145

Municipal Bonds – (continued)
California – (continued)
California Pollution Control Financing Authority Solid Waste Disposal RB for Waste Management, Inc. Project Series 2001 A (AMT) (A-/NR)(c)(d)
1,250,000	2.500	05/01/2024	1,247,575
California Pollution Control Financing Authority Solid Waste Disposal RB for Waste Management, Inc. Project Series 2003 A (A-/NR)(c)(d)
3,500,000	2.500	05/01/2024	3,493,210
California Pollution Control Financing Authority Solid Waste Disposal RB Refunding for Waste Management, Inc. Project Series 2015 A-1 (AMT) (A-/NR)
10,000,000	3.375	07/01/2025	10,377,600
California Pollution Control Financing Authority Water Furnishing RB for Poseidon Resources LP Desalination Project Series 2012 (AMT) (BBB/Baa3)(f)
13,845,000	5.000	07/01/2030	13,957,975
California Pollution Control Financing Authority Water Furnishing RB Refunding for San Diego County Water Desalination Project Series 2019 (BBB/Baa3)(f)
280,000	5.000	07/01/2022	284,679
360,000	5.000	07/01/2023	367,866
445,000	5.000	07/01/2024	456,770
1,330,000	5.000	07/01/2029	1,367,785
California Public Finance Authority RB for Excelsior Charter School Project Series 2020 A (NR/NR)(f)
1,000,000	5.000	06/15/2040	1,006,240
California School Finance Authority RB for Fenton Charter Public Schools Series 2020 A (BB+/NR)(f)
680,000	4.000	07/01/2030	676,008
750,000	5.000	07/01/2040	764,550
California State Various Purpose GO Bonds Series 2010 (AA-/Aa2)
1,250,000	6.000	03/01/2033	1,251,537
1,500,000	5.500	03/01/2040	1,504,185
California State Various Purpose GO Bonds Series 2017 (AA-/Aa2)
1,250,000	5.000	08/01/2046	1,466,050
California Statewide Communities Development Authority Community Facilities District No. 2007-01 Special Tax Refunding for Orinda Wilder Project Series 2015 (NR/NR)
465,000	4.250	09/01/2022	486,418
260,000	5.000	09/01/2030	289,351
285,000	5.000	09/01/2037	309,986
California Statewide Communities Development Authority Infrastructure Program RB for Pacific Highlands Ranch Series 2019 (NR/NR)
875,000	5.000	09/02/2034	1,014,685
595,000	5.000	09/02/2039	670,595
California Statewide Communities Development Authority Infrastructure Program Special Assessment Bonds Series 2018 B (NR/NR)
1,055,000	5.000	09/02/2033	1,198,005
950,000	5.000	09/02/2038	1,057,683
375,000	5.000	09/02/2043	414,581
1,130,000	5.000	09/02/2048	1,243,034

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
California Statewide Communities Development Authority Infrastructure Programme Special Assessment Bonds Series 2019 A (NR/NR)
$4,475,000	5.000%	09/02/2029	$5,083,689
California Statewide Communities Development Authority Infrastructure Programme Special Assessment Bonds Series 2019 B (NR/NR)
645,000	4.000	09/02/2023	675,902
670,000	4.000	09/02/2024	709,584
1,500,000	5.000	09/02/2034	1,716,975
California Statewide Communities Development Authority RB for Lancer Educational Housing LLC Project Series 2019 A (NR/NR)(f)
750,000	3.000	06/01/2029	685,860
California Statewide Communities Development Authority RB for Marin General Hospital Obligated Group Series 2018 A (A-/NR)
250,000	5.000	08/01/2028	314,590
300,000	5.000	08/01/2029	376,407
315,000	5.000	08/01/2030	394,112
California Statewide Communities Development Authority RB for NCCD-Hooper Street LLC Project Series 2019 (BB+/NR)(f)
500,000	5.000	07/01/2024	516,235
900,000	5.000	07/01/2029	936,414
California Statewide Communities Development Authority RB Refunding for Front Porch Communities & Services Series 2017 A (A-/NR)
150,000	5.000	04/01/2030	181,737
70,000	5.000	04/01/2031	84,515
385,000	4.000	04/01/2032	431,997
455,000	4.000	04/01/2034	506,069
California Statewide Communities Development Authority RB Refunding for Loma Linda University Medical Center Series 2016 A (BB-/NR)(f)
1,725,000	5.000	12/01/2031	1,921,615
California Statewide Communities Development Authority Special Assessment Bonds Series 2018 C (NR/NR)
1,300,000	5.000	09/02/2038	1,447,355
1,500,000	5.000	09/02/2048	1,637,520
California Statewide Communities Development Authority Special Assessment for Statewide Community Infrastructure Program Series 2019 C (NR/NR)
115,000	4.000	09/02/2021	117,558
180,000	4.000	09/02/2022	185,873
345,000	4.000	09/02/2023	359,918
355,000	4.000	09/02/2024	372,942
1,015,000	4.000	09/02/2029	1,087,024
California Statewide Communities Development Authority Student Housing RB for University of California Irvine East Campus Apartments, Phase IV-A CHF-Irvine, LLC Series 2017 (NR/Baa1)
975,000	5.000	05/15/2042	1,089,328
1,000,000	5.000	05/15/2047	1,109,600
800,000	5.000	05/15/2050	885,456

Municipal Bonds – (continued)
California – (continued)
California Statewide Communities Development Authority Student Housing RB for University of California Irvine East Campus Apartments, Phase IV-A CHF – Irvine, LLC Series 2017 (NR/Baa1)
1,750,000	5.000	05/15/2022	1,851,045
California Statewide Financing Authority Tobacco Settlement RB Capital Appreciation for Turbo Pooled Program Series 2006 B (CCC/NR)(e)
22,510,000	0.000	06/01/2046	2,444,136
Chino Public Financing Authority Tax Exempt RB Series 2019 A (NR/NR)
230,000	4.000	09/01/2026	248,214
245,000	4.000	09/01/2027	267,207
250,000	4.000	09/01/2028	274,992
165,000	3.000	09/01/2037	148,455
170,000	3.000	09/01/2038	149,682
175,000	3.000	09/01/2039	155,433
180,000	3.000	09/01/2040	158,038
620,000	3.125	09/01/2044	543,895
Citrus Community College District GO Bonds Capital Appreciation for Election of 2004 Series 2009 C (AA/Aa2)(e)
3,500,000	0.000	06/01/2034	2,519,195
City of Azusa Community Facilities District No. 2005-1 Special Tax Series 2019 (AGM) (AA/NR)
595,000	5.000	09/01/2044	710,727
890,000	5.000	09/01/2049	1,055,585
City of Oroville RB for Oroville Hospital Series 2019 (BB+/NR)
1,140,000	5.000	04/01/2024	1,264,477
1,325,000	5.000	04/01/2027	1,551,244
1,000,000	5.000	04/01/2029	1,201,010
1,250,000	5.000	04/01/2030	1,495,762
1,500,000	5.000	04/01/2031	1,788,540
City of Rocklin Community Facilities District No. 10 Special Tax Bonds Series 2019 (NR/NR)
100,000	5.000	09/01/2026	112,373
100,000	5.000	09/01/2027	112,231
100,000	5.000	09/01/2028	112,069
100,000	5.000	09/01/2029	111,731
140,000	5.000	09/01/2031	154,378
250,000	5.000	09/01/2032	275,105
230,000	5.000	09/01/2033	252,664
150,000	5.000	09/01/2034	164,435
150,000	5.000	09/01/2035	163,899
700,000	5.000	09/01/2036	762,951
275,000	5.000	09/01/2037	299,109
250,000	5.000	09/01/2038	271,590
500,000	5.000	09/01/2039	542,570
City of Roseville Special Tax for SVSP Westpark-Federico Community Facilities District No. 1 Series 2019 (NR/NR)
325,000	3.000	09/01/2029	311,841
405,000	5.000	09/01/2034	446,934
445,000	5.000	09/01/2039	486,665
City of Sacramento Natomas Meadows Community Facilities District No. 2007-01 Special Tax Bonds for Improvement Area No. 1 Series 2017 (NR/NR)(f)
595,000	4.000	09/01/2028	632,699

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
City of Santee Community Facilities District No. 2017-1 Special Tax Bonds Series 2019 (NR/NR)
$1,420,000	4.000%	09/01/2044	$1,463,864
City of Stockton Community Facilities District No. 2005-1 Special Tax Bonds Series 2019 (NR/NR)
320,000	2.000	09/01/2024	313,670
330,000	2.250	09/01/2026	321,512
350,000	2.375	09/01/2028	335,972
380,000	2.750	09/01/2031	356,999
405,000	3.000	09/01/2033	385,422
415,000	3.000	09/01/2034	393,586
270,000	3.000	09/01/2035	252,002
900,000	3.125	09/01/2037	839,286
740,000	3.125	09/01/2039	681,355
810,000	3.250	09/01/2041	741,839
City of Tracy Community Facilities District No. 2016-2 ECFD Special Tax Bonds Series 2019 (NR/NR)
345,000	5.000	09/01/2044	384,689
465,000	5.000	09/01/2049	515,606
City of Upland Community Facilities District No. 2015-1 Special Tax Improvement Area No. 1 Series 2019 B (NR/NR)
95,000	3.125	09/01/2037	88,708
700,000	3.250	09/01/2041	643,986
600,000	3.500	09/01/2049	552,204
940,000	4.000	09/01/2049	952,446
Commerce Community Development Commission Successor Agency Tax Allocation Refunding Series 2016 A (AGM) (AA/NR)
275,000	3.125	08/01/2035	290,254
County of El Dorado CA Community Facilities District No. 2018-1 Bass Lake Hills Special Tax Bonds Series 2019 (NR/NR)
450,000	5.000	09/01/2034	503,550
725,000	5.000	09/01/2039	801,901
County of Sacramento RB Refunding for Airport System Series 2018 C (AMT) (A+/A2)
1,225,000	5.000	07/01/2039	1,397,113
County of San Diego Community Facilities District No. 2008-01 Special Tax Series 2020 A (NR/NR)
1,365,000	4.000	09/01/2045	1,398,710
East Garrison Public Finance Authority Special Tax for East Garrison Project Series 2019 (NR/NR)
400,000	3.125	09/01/2044	346,340
1,655,000	3.125	09/01/2049	1,405,658
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding RMKT 08/24/17 Series 2013 B Subseries B-1 (A-/Baa2)
1,300,000	3.950	01/15/2053	1,358,565
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding Series 2013 A (AGM) (AA/A2)(b)
3,000,000	0.000	01/15/2032	3,360,000
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding Series 2014 Subseries B-3 (A-/Baa2)(c)(d)
1,175,000	5.500	01/15/2023	1,238,579

Municipal Bonds – (continued)
California – (continued)
Fullerton Community Facilities District No. 1 Special Tax Refunding Bonds for Amerige Heights Series 2012 (A+/NR)
500,000	5.000	09/01/2032	543,350
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 B (CCC-/NR)(e)
43,000,000	0.000	06/01/2047	7,625,620
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 C (CCC-/NR)(e)
9,375,000	0.000	06/01/2047	1,662,562
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2015 A (ST APPROP) (A+/Aa3)
13,395,000	5.000	06/01/2045	15,014,322
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2018 A-1 (BB-/NR)
17,115,000	3.500	06/01/2036	16,760,035
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2018 A-1 (BBB-/NR)
22,180,000	5.000	06/01/2034	25,526,075
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2018 A-1 (NR/NR)
2,440,000	5.000	06/01/2047	2,341,204
10,080,000	5.250	06/01/2047	9,852,394
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2018 A-2 (NR/NR)
14,450,000	5.000	06/01/2047	13,865,064
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Senior Asset-Backed Bonds Series 2007 A-2 (B-/B3)
3,915,000	5.300	06/01/2037	3,925,766
Inland Empire Tobacco Securitization Authority RB Turbo Asset- Backed Bonds Series 2019 (A-/NR)
1,420,000	3.678	06/01/2038	1,456,338
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 A (NR/NR)
650,000	5.000	09/01/2025	736,580
650,000	5.000	09/01/2026	749,937
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 B (NR/NR)
480,000	5.000	09/01/2025	543,413
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 C (NR/NR)
430,000	5.000	09/01/2026	485,199
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 D (NR/NR)
180,000	4.000	09/01/2025	193,930
175,000	4.000	09/01/2026	189,609
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2019 A (NR/NR)
350,000	5.000	09/01/2030	414,547
310,000	5.000	09/01/2032	362,803
360,000	5.000	09/01/2034	419,065
460,000	5.000	09/01/2036	524,492

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
Lammersville Joint Unified School District Improvement Community Facilities District No. 2014-1 Special Tax Bonds Series 2019 (NR/NR)
$775,000	5.000%	09/01/2043	$850,787
2,500,000	5.000	09/01/2048	2,731,125
Lammersville Joint Unified School District No. 2002 Special Tax Refunding for Community Facilities Series 2017 (AGM) (AA/NR)
3,000,000	3.500	09/01/2035	3,279,210
Los Angeles Department of Airports RB Senior Refunding Series 2018 B (AMT) (AA/Aa2)
2,275,000	5.000	05/15/2034	2,708,387
Los Angeles Department of Airports Subordinated RB Series 2016 B (AMT) (AA-/Aa3)
1,000,000	5.000	05/15/2029	1,160,890
Los Angeles Department of Airports Subordinated RB Series 2018 A (AMT) (AA-/Aa3)
7,000,000	5.250	05/15/2048	8,005,410
Los Angeles Department of Airports Subordinated RB Series 2018 C (AMT) (AA-/Aa3)
5,000,000	5.000	05/15/2030	5,962,550
1,000,000	5.000	05/15/2035	1,176,090
Los Angeles Department of Airports Subordinated RB Series 2018 D (AMT) (AA-/Aa3)
6,000,000	5.000	05/15/2030	7,360,320
Los Angeles Unified School District GO Bonds for Qualified School Construction Series 2010 J-2 (A+/Aa3)
44,275,000	5.720	05/01/2027	52,385,737
Menifee Union School District Riverside County GO Bonds Capital Appreciation for Election of 2008 Series 2009 C (ASSURED GTY) (AA/Aa3)(e)
2,000,000	0.000	08/01/2037	1,278,800
4,500,000	0.000	08/01/2038	2,775,240
4,500,000	0.000	08/01/2039	2,679,615
Merced City School District GO Bonds Capital Appreciation for Election of 2003 Series 2005 (NATL-RE) (AA-/NR)(e)
1,205,000	0.000	08/01/2026	1,082,813
Merced-Union High School District Election of 2008 GO Bonds Series 2011 C (NR/Aa3)(e)
2,510,000	0.000	08/01/2035	1,738,024
M-S-R Energy Authority Gas RB Series 2009 A (BBB+/NR)
1,750,000	6.500	11/01/2039	2,445,625
M-S-R Energy Authority Gas RB Series 2009 C (BBB+/NR)
3,455,000	6.125	11/01/2029	4,169,114
2,000,000	6.500	11/01/2039	2,795,000
Mt. Diablo Unified School District GO Bonds Capital Appreciation for Election of 2010 Series 2010 A (AGM) (AA/Aa3)(b)
5,000,000	0.000	08/01/2035	5,389,550
Northern California Gas Authority No. 1 RB for Gas Project Series 2007 B (BBB+/A3)(g)
5,595,000	(3 Mo. LIBOR + 0.72%), 1.999	07/01/2027	5,464,637
Palomar Health RB Refunding for Palomar Health Series 2017 (AGM) (AA/A2)
11,335,000	5.000	11/01/2047	13,231,912

Municipal Bonds – (continued)
California – (continued)
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AA/A2)
6,450,000	7.000	08/01/2038	9,118,946
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AA/A2)(e)
2,150,000	0.000	08/01/2031	1,664,616
4,150,000	0.000	08/01/2032	3,117,024
3,500,000	0.000	08/01/2033	2,543,275
Port of Oakland RB Refunding Senior Lien Series 2012 P (AMT) (A+/A1)
4,000,000	5.000	05/01/2031	4,260,680
Rancho Cordova Community Facilities District No. 2003-1 Special Tax Refunding for Sunridge Anatolia Series 2016 (NR/NR)
650,000	4.000	09/01/2020	654,452
590,000	4.000	09/01/2023	620,220
320,000	4.000	09/01/2024	339,997
400,000	4.000	09/01/2025	428,228
1,490,000	4.000	09/01/2026	1,612,553
305,000	4.000	09/01/2027	328,848
500,000	4.000	09/01/2028	536,040
1,280,000	4.000	09/01/2029	1,363,494
River Islands Public Financing Authority Community Facilities District No. 2003-1 Special Tax Refunding Bonds Series 2015 A-1 (NR/NR)
4,585,000	5.000	09/01/2027	4,878,302
1,000,000	5.375	09/01/2031	1,070,960
485,000	5.250	09/01/2034	516,569
Roseville California Community Facilities District No. 1 Special Tax Refunding for Fiddyment Ranch Project Series 2017 (NR/NR)
750,000	5.000	09/01/2025	851,122
1,075,000	5.000	09/01/2026	1,234,079
1,000,000	5.000	09/01/2027	1,170,760
Roseville California Community Facilities District No. 5 Special Tax for Fiddyment Ranch Project Series 2019 (NR/NR)
35,000	4.000	09/01/2021	35,939
50,000	4.000	09/01/2022	52,107
85,000	4.000	09/01/2023	89,468
80,000	4.000	09/01/2024	84,965
150,000	4.000	09/01/2025	161,214
275,000	5.000	09/01/2026	313,071
210,000	5.000	09/01/2027	242,019
160,000	5.000	09/01/2028	184,285
170,000	5.000	09/01/2029	196,425
110,000	5.000	09/01/2030	126,091
100,000	5.000	09/01/2031	113,915
185,000	5.000	09/01/2032	210,351
165,000	5.000	09/01/2033	187,239
175,000	4.000	09/01/2034	184,586
150,000	4.000	09/01/2035	157,618
125,000	3.000	09/01/2036	112,466
470,000	5.000	09/01/2039	527,241
250,000	3.250	09/01/2041	226,573
400,000	5.000	09/01/2045	439,932
1,000,000	5.000	09/01/2049	1,104,550

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
Sacramento City Unified School District GO RB Refunding Series 2012 (BBB/A2)
$125,000	5.000%	07/01/2020	$126,123
Sacramento City Unified School District GO RB Refunding Series 2015 (AGM) (AA/NR)
500,000	5.000	07/01/2020	504,830
1,000,000	5.000	07/01/2029	1,137,650
Sacramento County Sanitation District Financing Authority RB Refunding for Sacramento County Regional Series 2007 B (NATL-RE) (AA/Aa3)(g)
13,150,000	(3 Mo. LIBOR + 0.53%), 1.589	12/01/2035	12,578,501
Sacramento County Water Financing Authority RB for Water Agency Zones 40 & 41 2007 Water System Project Series 2007 B (NATL-RE) (A+/Aa3)(g)
2,375,000	(3 Mo. LIBOR + 0.55%), 1.609	06/01/2034	2,234,400
San Diego Unified School District GO Bonds for Election of 2008 Series 2010 C (AA-/Aa2)(e)
5,000,000	0.000	07/01/2039	3,106,050
San Diego Unified School District GO Bonds for Election of 2012 Series 2013 C (AA-/Aa2)
3,500,000	4.000	07/01/2042	3,712,100
San Francisco City & County Airport Commission RB Refunding for San Francisco International Airport Second Series 2011 C (AMT) (A+/A1)
3,800,000	5.000	05/01/2021	3,934,064
San Francisco City & County Airport Commission RB Refunding for San Francisco International Airport Second Series 2012 A (AMT) (A+/A1)
4,750,000	5.000	05/01/2026	5,056,565
San Francisco City & County Airport Commission RB Refunding for San Francisco International Airport Second Series 2013 A (AMT) (A+/A1)
2,000,000	5.500	05/01/2028	2,213,660
San Francisco City & County Airport Commission RB Unrefunded for San Francisco International Airport Second Series 2018 A (AMT) (A+/NR)
10,000,000	5.000	05/01/2023	10,910,000
San Francisco City & County Airport Commission RB Unrefunded for San Francisco International Airport Second Series 2018 D (AMT) (A+/A1)
10,000,000	5.000	05/01/2048	11,368,700
San Francisco City & County Airport Commission San Francisco International Airport RB Series 2019 A (AMT) (A+/A1)
9,380,000	5.000	05/01/2044	10,868,231
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay South Redevelopment Series 2016 C (A-/NR)
1,000,000	5.000	08/01/2033	1,192,210
San Jacinto Unified School District Financing Authority Special Tax RB Series 2019 (NR/NR)
500,000	5.000	09/01/2036	564,715
1,550,000	5.000	09/01/2044	1,716,889
2,275,000	5.000	09/01/2049	2,522,588

Municipal Bonds – (continued)
California – (continued)
San Joaquin Hills Transportation Corridor Agency RB Refunding for Capital Appreciation Series 1997 A (NATL-RE) (NR/Baa2)(e)
1,605,000	0.000	01/15/2026	1,323,451
San Joaquin Hills Transportation Corridor Agency RB Refunding for Toll Road Senior Lien Series 2014 A (A-/NR)
1,000,000	5.000	01/15/2029	1,086,180
State of California GO Bonds for Bid Group A Series 2019 (AA-/Aa2)
25,000,000	2.375	10/01/2026	25,761,500
30,370,000	2.500	10/01/2029	31,350,951
Stockton Public Financing Authority Wastewater RB Series 2019 (A/NR)
8,550,000	1.400	06/01/2022	8,519,648
Stockton Unified School District GO Refunding Bonds Series 2016 (A+/A1)
2,735,000	5.000	08/01/2025	3,226,480
Tobacco Securitization Authority Northern California Tobacco Settlement RB Asset-Backed Bonds Series 2005 A-1 (B-/B3)
1,650,000	5.375	06/01/2038	1,553,063
Tobacco Securitization Authority of Southern California RB Refunding for San Diego County Tobacco Asset Securitization Corp. Series 2019 A-1 (A/NR)
885,000	5.000	06/01/2026	1,036,725
1,180,000	5.000	06/01/2027	1,401,828
870,000	5.000	06/01/2028	1,048,106
1,745,000	5.000	06/01/2029	2,131,500
Tobacco Securitization Authority of Southern California RB Refunding for San Diego County Tobacco Asset Securitization Corp. Series 2019 A-1 (A-/NR)
1,745,000	5.000	06/01/2032	2,109,077
870,000	5.000	06/01/2034	1,038,736
435,000	5.000	06/01/2035	516,754
870,000	5.000	06/01/2036	1,029,001
870,000	5.000	06/01/2039	1,011,036
Tobacco Securitization Authority of Southern California RB Refunding for San Diego County Tobacco Asset Securitization Corp. Series 2019 B-1 (BBB-/NR)
3,100,000	5.000	06/01/2048	3,152,328
Tobacco Securitization Authority of Southern California RB Refunding for San Diego County Tobacco Asset Securitization Corp. Series 2019 B-2 (NR/NR)(e)
7,975,000	0.000	06/01/2054	1,212,120
West Contra Costa Unified School District GO Bonds Capital Appreciation for Election of 2002 Series 2004 C (NATL-RE) (AA-/Baa2)(e)
1,175,000	0.000	08/01/2025	1,070,719
William S Hart Union High School District Community Facilities Dist No. 2015-1 Special Tax Bonds Series 2017 (NR/NR)
800,000	5.000	09/01/2047	864,792

			647,693,469

Colorado – 3.9%
Adams County School District No. 1 GO Taxable Refunding Bonds Series 2017 B (ST AID WITHHLDG) (NR/Aa2)
6,910,000	5.250	12/01/2040	8,420,871

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Colorado – (continued)
Adams County School District No. 1 GO Taxable Refunding Bonds Series 2017 B (ST AID WITHHLDG) (NR/NR)(a)
$325,000	5.250%	12/01/2026	$406,217
Belleview Station Metropolitan District No. 2 GO Refunding & Improvement Bonds Series 2017 (NR/NR)
2,078,000	4.500	12/01/2029	1,991,327
Board of Governors of Colorado State University System RB Refunding Series 2017 C (AA/NR)
14,280,000	5.000	03/01/2043	17,410,462
Board of Governors of Colorado State University System RB Refunding Series 2017 C (NR/NR)(a)
9,555,000	5.000	03/01/2028	12,139,627
Brighton Crossing Metropolitan District No. 4 Limited Tax GO Bonds Series 2017 A (NR/NR)
525,000	5.000	12/01/2037	508,657
Broadway Station Metropolitan District No. 2 GO Bonds Series 2019 A (NR/NR)
735,000	5.000	12/01/2035	731,002
500,000	5.125	12/01/2048	481,440
Buffalo Highlands Metropolitan District GO Bonds Series 2018 A (NR/NR)
1,000,000	5.250	12/01/2038	930,380
Centerra Metropolitan District No. 1 Special RB Refunding & Improvement Bonds Series 2017 (NR/NR)(f)
4,000,000	5.000	12/01/2029	4,013,440
500,000	5.000	12/01/2047	463,970
Cherry Creek Colorado School District No. 5 GO Bonds Series 2017 C (ST AID WITHHLDG) (AA+/Aa1)
3,510,000	6.000	12/15/2029	4,688,026
10,805,000	6.000	12/15/2030	14,426,296
City Center West Residential Metropolitan District No. 2 GO Bonds Senior Series 2019 A (NR/NR)
1,035,000	5.000	12/01/2049	937,275
Colorado Educational & Cultural Facilities Authority RB Refunding for Rocky Mountain Classical Academy Project Series 2019 (NR/Ba1)(f)
1,500,000	5.000	10/01/2029	1,576,005
2,500,000	5.000	10/01/2039	2,478,475
Colorado Educational & Cultural Facilities Authority RB Refunding for STEM School & Academy Project Series 2019 (NR/Baa3)
415,000	4.000	11/01/2029	430,733
400,000	5.000	11/01/2039	423,744
700,000	5.000	11/01/2049	735,168
Colorado Educational & Cultural Facilities Authority RB Refunding for West Ridge Academy Charter School Project Series 2019 A (NR/Aa3)
325,000	5.000	06/01/2049	346,629
350,000	5.000	06/01/2054	371,920
Colorado Health Facilities Authority RB Refunding for Adventist Health System/Sunbelt Obligated Group Series 2019 A (AA/Aa2)
3,900,000	4.000	11/15/2043	4,211,532
Colorado Health Facilities Authority RB Refunding for Adventist Health System/Sunbelt Obligated Group Series 2019 B (AA/Aa2)(c)(d)
6,000,000	5.000	11/19/2026	7,205,280

Municipal Bonds – (continued)
Colorado – (continued)
Colorado Health Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-1 (BBB+/Baa1)
855,000	5.000	08/01/2035	945,416
Colorado Health Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-2 (BBB+/Baa1)
855,000	5.000	08/01/2035	945,416
2,140,000	5.000	08/01/2036	2,346,168
855,000	5.000	08/01/2037	934,412
1,285,000	5.000	08/01/2038	1,399,404
2,570,000	5.000	08/01/2039	2,793,436
Colorado Health Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 B-1 (BBB+/Baa1)(c)(d)
2,000,000	5.000	08/01/2025	2,296,860
Colorado Health Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 B-2 (BBB+/Baa1)(c)(d)
4,285,000	5.000	08/01/2026	5,014,950
Colorado Health Facilities Authority RB Refunding for Evangelical Lutheran Good Samaritan Society Project Series 2017 (A-/NR)(a)
1,150,000	5.000	06/01/2027	1,437,465
Colorado Health Facilities Authority RB Refunding for Sanford Obligated Group Series 2019 A (A+/NR)
1,730,000	4.000	11/01/2039	1,935,351
7,435,000	5.000	11/01/2039	9,150,255
8,285,000	5.000	11/01/2044	10,013,168
1,950,000	5.000	11/01/2049	2,338,362
Colorado Health Facilities Authority RB Refunding for Sisters of Charity of Leavenworth Health System, Inc. Obligated Group Series 2019 A (AA-/Aa3)
1,200,000	4.000	01/01/2036	1,332,708
Colorado Health Facilities Authority Taxable RB Refunding for Sanford Obligated Group Series 2019 B (A+/NR)
1,250,000	2.496	11/01/2024	1,295,425
2,730,000	2.678	11/01/2025	2,846,407
Copper Ridge Metropolitan District RB Series 2019 (NR/NR)
3,210,000	4.000	12/01/2029	2,975,510
Cornerstar Metropolitan District GO Refunding Bonds Series 2017 A (NR/NR)
460,000	3.500	12/01/2021	458,514
500,000	4.500	12/01/2027	490,445
Cottonwood Highlands Metropolitan District No. 1 GO Bonds Series 2019 A (NR/NR)
900,000	5.000	12/01/2049	841,950
Creekside Village Metropolitan District GO Bonds Series 2019 A (NR/NR)
1,255,000	5.000	12/01/2039	1,185,837
Creekwalk Marketplace Business Improvement District RB Series 2019 A (NR/NR)(f)
2,730,000	5.000	12/01/2029	2,499,833
3,105,000	5.500	12/01/2039	2,716,068
Denver City & County Airport RB Refunding Series 2018 A (AMT) (A/A2)
11,500,000	5.250	12/01/2048	13,426,595

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Colorado – (continued)
Denver City & County Airport RB Refunding Series 2019 D (A+/A1)(c)(d)
$7,960,000	5.000%	11/15/2022	$8,592,661
Denver City & County Airport RB Series 2013 A (AMT) (A/A2)
5,000,000	5.500	11/15/2029	5,541,450
Denver Colorado City & County Special Facilities Airport RB Refunding for United Air Lines, Inc. Project Series 2017 (AMT) (BB-/NR)
4,380,000	5.000	10/01/2032	4,319,994
Denver Colorado Health and Hospital Authority Healthcare RB Refunding Series 2017 A (BBB/NR)(f)
4,995,000	5.000	12/01/2025	5,830,663
5,145,000	5.000	12/01/2026	6,135,876
5,285,000	5.000	12/01/2027	6,429,572
Denver Health & Hospital Authority COPS Series 2018 (BBB/NR)
765,000	5.000	12/01/2024	872,857
205,000	5.000	12/01/2025	239,297
Denver Health & Hospital Authority RB Series 2019 A (BBB/NR)
880,000	5.000	12/01/2030	1,100,079
1,230,000	5.000	12/01/2031	1,534,069
3,500,000	5.000	12/01/2032	4,353,895
Denver Urban Renewal Authority 9th & Colorado Urban Redevelopment Area RB Series 2018 A (NR/NR)(f)
5,655,000	5.250	12/01/2039	5,311,402
E-470 Public Highway Authority RB Series 2010 A (A/A2)(e)
6,000,000	0.000	09/01/2040	3,110,220
E-470 Public Highway Authority Senior RB Series 2017 B (A/A2)(c)
2,000,000	(1 Mo. LIBOR + 1.05%), 1.670	09/01/2021	2,009,760
First Creek Village Metropolitan District GO Bonds Series 2019 A (NR/Ba1)
522,000	3.000	12/01/2029	504,717
Hunters Overlook Metropolitan District No. 5 GO Bonds Series 2019 A (NR/NR)
900,000	5.000	12/01/2039	868,266
Lanterns Metropolitan District No. 1 GO Bonds Series 2019 A (NR/NR)
1,375,000	5.000	12/01/2039	1,296,061
1,000,000	5.000	12/01/2049	895,060
Mirabelle Metropolitan District No. 2 GO Bonds Series 2020 A (NR/NR)
1,380,000	5.000	12/01/2039	1,275,755
North Holly Metropolitan District Limited Tax GO Bonds Series 2018 A (NR/NR)
500,000	5.500	12/01/2048	447,190
Northglenn Urban Renewal Authority Tax Allocation for Urban Renewal Plan 2 Series 2019 (BBB-/NR)
100,000	4.000	12/01/2020	101,430
215,000	4.000	12/01/2022	223,722
160,000	4.000	12/01/2023	168,517
175,000	4.000	12/01/2024	185,836
100,000	4.000	12/01/2025	106,877
215,000	4.000	12/01/2026	231,009

Municipal Bonds – (continued)
Colorado – (continued)
Northglenn Urban Renewal Authority Tax Allocation for Urban Renewal Plan 2 Series 2019 (BBB-/NR) – (continued)
290,000	4.000	12/01/2029	310,929
205,000	4.000	12/01/2030	219,705
225,000	4.000	12/01/2031	240,577
Palisade Metropolitan District No. 2 GO Refunding Limited Tax Bonds Series 2016 (NR/NR)
490,000	4.375	12/01/2031	449,286
500,000	5.000	12/01/2046	458,850
Pomponio Terrace Metropolitan District GO Bonds Series 2019 A (NR/NR)
650,000	5.000	12/01/2049	566,020
Powhaton Road Metropolitan District No. 2 GO Bonds Series 2019 A (NR/NR)
1,000,000	5.625	12/01/2048	921,400
Public Authority Colorado Energy RB for Natural Gas Purchase Series 2008 (A-/A2)
2,000,000	6.250	11/15/2028	2,381,440
Raindance Metropolitan District No. 2 GO Bonds Series 2019 A (NR/NR)
5,000,000	5.000	12/01/2039	4,469,300
Reata Ridge Village Metropolitan District No. 2 GO Bonds Series 2019 A (NR/NR)
900,000	5.000	12/01/2049	815,022
Regional Transportation District Sales Tax Revenue RB Series 2016 A (AA+/Aa2)
19,445,000	5.000	11/01/2046	22,756,678
Ritoro Metropolitan District GO Bonds Series 2019 A (NR/NR)
850,000	5.000	12/01/2049	725,518
Second Creek Farm Metropolitan District No. 3 GO Bonds Series 2019 A (NR/NR)
2,875,000	5.000	12/01/2039	2,622,776
Serenity Ridge Metropolitan District No. 2 GO Refunding & Improvement Bonds Series 2018 A (NR/NR)
524,000	4.500	12/01/2028	497,590
Sky Ranch Community Authority Board District No. 1 RB Senior Lien Series 2019 A (NR/NR)
1,240,000	5.000	12/01/2049	1,089,154
South Sloan’s Lake Metropolitan District No. 2 GO Improvement Bonds Series 2019 (AGM) (AA/Baa3)
75,000	5.000	12/01/2025	87,548
125,000	5.000	12/01/2026	148,729
150,000	5.000	12/01/2027	181,416
235,000	5.000	12/01/2028	288,366
175,000	5.000	12/01/2029	218,160
300,000	4.000	12/01/2030	352,665
300,000	4.000	12/01/2031	351,543
375,000	4.000	12/01/2032	438,251
220,000	4.000	12/01/2034	255,347
325,000	4.000	12/01/2039	371,303
South Timnath Metropolitan District No. 1 GO Limited Taxable Bonds Series 2019 A (NR/NR)
500,000	5.500	12/01/2048	451,460
Southlands Metropolitan District No. 1 GO Refunding Bonds Series 2017 A-1 (NR/Ba1)
165,000	3.000	12/01/2022	161,886
1,000,000	5.000	12/01/2037	1,027,560

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Colorado – (continued)
Southlands Metropolitan District No. 1 GO Refunding Bonds Series 2017 A-2 (NR/Ba1)
$40,000	3.000%	12/01/2022	$39,245
100,000	3.500	12/01/2027	96,359
115,000	5.000	12/01/2037	118,169
325,000	5.000	12/01/2047	328,689
St. Vrain Lakes Metropolitan District No. 2 Limited Tax GO Bonds Series 2017 A (NR/NR)
1,000,000	5.000	12/01/2037	951,470
Sterling Hills West Metropolitan District GO Refunding Bonds Series 2017 (NR/Baa1)
350,000	5.000	12/01/2032	406,025
Sterling Ranch Community Authority Board Limited Tax Special Senior RB Series 2017 A (MUN GOVT GTD) (NR/NR)
1,000,000	5.000	12/01/2030	993,410
6,920,000	5.000	12/01/2047	6,458,505
University of Colorado Enterprise System RB Refunding Series 2019 A-2 (AA+/Aa1)
4,830,000	1.780	06/01/2024	4,894,239
Vauxmont Metropolitan District GO Refunding Bonds Series 2020 (AGM) (AA/NR)(h)
195,000	5.000	12/01/2026	226,352
205,000	5.000	12/01/2027	241,533
210,000	5.000	12/01/2028	251,374
210,000	5.000	12/01/2029	255,062
215,000	5.000	12/01/2030	260,238
230,000	5.000	12/01/2031	277,569
250,000	5.000	12/01/2032	300,952
255,000	5.000	12/01/2033	306,089
285,000	5.000	12/01/2034	340,900
100,000	5.000	12/01/2035	119,179
695,000	5.000	12/01/2050	812,066
Vauxmont Metropolitan District Limited Tax Convertible to Unlimited Tax GO Refunding Bonds Series 2019 (AGM) (AA/NR)
100,000	5.000	12/15/2021	105,449
105,000	5.000	12/15/2022	113,722
115,000	5.000	12/15/2023	127,658
130,000	5.000	12/15/2024	147,560
125,000	5.000	12/15/2025	144,689
135,000	5.000	12/15/2026	156,152
125,000	5.000	12/15/2027	144,362
125,000	5.000	12/15/2028	144,099
125,000	5.000	12/15/2029	143,846
125,000	5.000	12/15/2030	143,569
135,000	5.000	12/15/2031	154,802
160,000	5.000	12/15/2032	183,213
1,045,000	3.250	12/15/2050	1,085,191
Wild Plum Metropolitan District GO Bonds Series 2019 A (NR/NR)
595,000	5.000	12/01/2049	617,729
Wildwing Metropolitan District No. 5 GO Refunding & Improvement Bonds Series 2018 A (NR/NR)
1,250,000	5.375	12/01/2048	1,145,188

Municipal Bonds – (continued)
Colorado – (continued)
Willow Bend Metropolitan District GO Bonds Series 2019 A (NR/NR)
600,000	5.000	12/01/2039	577,428

			284,305,227

Connecticut – 1.8%
City of New Haven GO Bonds Series 2018 A (BBB+/NR)
450,000	5.000	08/01/2026	495,630
965,000	5.000	08/01/2027	1,074,170
1,165,000	5.000	08/01/2028	1,308,924
750,000	5.500	08/01/2029	867,202
350,000	5.500	08/01/2030	403,533
525,000	5.500	08/01/2031	603,509
500,000	5.500	08/01/2032	573,455
405,000	5.500	08/01/2033	463,397
City of New Haven GO Refunding Bonds Series 2019 B (AGM) (AA/A2)
1,350,000	5.000	02/01/2024	1,484,284
1,400,000	5.000	02/01/2026	1,597,050
600,000	5.000	02/01/2027	694,272
1,050,000	5.000	02/01/2028	1,229,865
Connecticut State GO Bonds Series 2018 C (A/A1)
680,000	5.000	06/15/2028	831,538
Connecticut State GO Refunding Bonds Series 2017 B (A/A1)
5,000,000	5.000	04/15/2028	6,096,650
Connecticut State Health & Educational Facilities Authority RB for Yale New Haven Health System Series 2014 B (AA-/Aa3)(c)(d)
2,290,000	1.800	07/01/2024	2,292,656
Connecticut State Health & Educational Facilities Authority RB Refunding for The University of Hartford Series 2019 (BBB-/NR)
390,000	5.000	07/01/2025	427,822
575,000	5.000	07/01/2026	636,830
440,000	5.000	07/01/2027	491,770
530,000	5.000	07/01/2028	596,282
485,000	5.000	07/01/2029	547,667
875,000	5.000	07/01/2030	980,551
645,000	5.000	07/01/2031	715,557
575,000	5.000	07/01/2032	633,903
475,000	5.000	07/01/2033	520,372
450,000	5.000	07/01/2034	491,409
870,000	4.000	07/01/2039	842,795
Great Pond Improvement District RB for Great Pond Phase 1 Project Series 2019 (NR/NR)(f)
3,675,000	4.750	10/01/2048	3,251,787
Hartford County Metropolitan District GO Bonds Series 2016 C (AGM) (AA/Aa3)
5,540,000	5.000	11/01/2026	6,830,654
Mohegan Tribal Finance Authority Tribal RB Economic Development Bonds Series 2015 (B-/NR)(f)
3,750,000	7.000	02/01/2045	3,535,612
State of Connecticut GO Bonds Series 2018 (A/A1)
1,770,000	5.000	06/15/2027	2,137,983
755,000	5.000	06/15/2029	920,413
165,000	5.000	06/15/2032	199,485

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Connecticut – (continued)
State of Connecticut GO Unlimited Bonds Series 2019 A (A/A1)
$1,500,000	5.000%	04/15/2025	$1,732,350
6,395,000	5.000	04/15/2026	7,538,234
1,350,000	5.000	04/15/2028	1,646,096
1,000,000	5.000	04/15/2035	1,217,510
1,000,000	5.000	04/15/2036	1,213,260
1,000,000	5.000	04/15/2039	1,202,290
State of Connecticut Special Tax Obligation RB for Transportation Infrastructure Purpose Build America Bonds Series 2010 B (A+/A1)
3,220,000	4.576	11/01/2022	3,462,756
State of Connecticut Special Tax Obligation RB Refunding for Transportation Infrastructure Purposes Series 2013 A (A+/A1)
1,000,000	5.000	10/01/2029	1,105,910
State of Connecticut State Revolving Fund RB Series 2017 A (AAA/Aaa)
9,655,000	5.000	05/01/2036	11,781,707
State of Connecticut State Revolving Fund RB Series 2019 A (AAA/Aaa)
6,910,000	5.000	02/01/2032	8,897,662
4,000,000	5.000	02/01/2033	5,134,400
14,215,000	5.000	02/01/2036	18,038,693
8,640,000	5.000	02/01/2037	10,933,574
6,295,000	5.000	02/01/2039	7,914,766
University of Connecticut RB Refunding Series 2010 A (A+/A1)
2,775,000	5.000	02/15/2021	2,783,353
West Haven GO Bonds Series 2017 A (BBB/Baa3)
325,000	5.000	11/01/2025	362,235
325,000	5.000	11/01/2026	367,793
325,000	5.000	11/01/2027	372,297
West Haven GO Bonds Series 2017 B (BBB/Baa3)
645,000	5.000	11/01/2024	707,346
240,000	5.000	11/01/2026	271,601

			130,460,860

Delaware – 0.1%
Delaware Health Facilities Authority RB for Beebee Medical Center Project Series 2018 (BBB/NR)
700,000	5.000	06/01/2025	803,432
760,000	5.000	06/01/2026	889,177
685,000	5.000	06/01/2027	816,150
600,000	5.000	06/01/2029	731,916
Delaware State Economic Development Authority RB for First State Montessori Academy, Inc. Series 2019 A (BBB-/NR)
460,000	4.000	08/01/2029	487,154
615,000	5.000	08/01/2039	663,966
University of Delaware RB Series 2015 (AA+/Aa1)(a)
1,805,000	5.000	05/01/2025	2,145,983

			6,537,778

District of Columbia – 1.0%
District of Columbia GO Refunding Bonds Series 2017 A (AA+/Aaa)
10,000,000	5.000	06/01/2035	12,259,100
1,300,000	4.000	06/01/2037	1,478,451

Municipal Bonds – (continued)
District of Columbia – (continued)
District of Columbia RB for International School Series 2019 (BBB/NR)
860,000	5.000	07/01/2039	995,037
District of Columbia RB for KIPP DC Obligated Group Series 2019 (BBB+/NR)
1,275,000	4.000	07/01/2039	1,283,887
550,000	4.000	07/01/2044	546,958
District of Columbia Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2001 (A-/Baa1)
615,000	6.500	05/15/2033	640,891
District of Columbia Water & Sewer Authority RB Refunding Subordinate Lien Series 2012 C (AA+/Aa2)
5,000,000	5.000	10/01/2030	5,433,700
District of Columbia Water & Sewer Authority RB Refunding Subordinate Lien Series 2019 C (AA+/Aa2)(c)(d)
6,390,000	1.750	10/01/2024	6,281,626
Metropolitan Washington Airports Authority Dulles Toll Road RB Refunding First Senior Lien for Dulles Metrorail and Capital Improvement Project Series 2019 A (A/A2)
850,000	5.000	10/01/2031	1,046,358
850,000	5.000	10/01/2033	1,033,795
850,000	5.000	10/01/2034	1,026,842
850,000	5.000	10/01/2035	1,019,711
1,375,000	5.000	10/01/2036	1,638,863
850,000	5.000	10/01/2037	1,006,324
850,000	5.000	10/01/2038	999,694
1,275,000	5.000	10/01/2039	1,491,941
Metropolitan Washington Airports Authority Dulles Toll Road RB Series 2019 B (A-/Baa2)
695,000	4.000	10/01/2044	709,657
925,000	5.000	10/01/2047	1,027,684
1,390,000	4.000	10/01/2049	1,406,458
1,160,000	4.000	10/01/2053	1,169,814
Metropolitan Washington Airports Authority Dulles Toll Road RB Series 2019 B (AGM) (AA/A2)
2,130,000	3.000	10/01/2050	2,012,765
3,260,000	4.000	10/01/2053	3,346,357
Metropolitan Washington Airports Authority RB Refunding Series 2010 B (AMT) (AA-/Aa3)
3,000,000	5.000	10/01/2022	3,054,390
Metropolitan Washington Airports Authority RB Refunding Series 2012 A (AMT) (AA-/Aa3)
3,400,000	5.000	10/01/2029	3,657,550
Metropolitan Washington Airports Authority RB Refunding Series 2015 B (AMT) (AA-/Aa3)
3,620,000	5.000	10/01/2020	3,687,079
Metropolitan Washington Airports Authority RB Refunding Series 2017 A (AMT) (AA-/Aa3)
9,155,000	5.000	10/01/2024	10,399,165
Metropolitan Washington Airports Authority RB Refunding Series 2018 A (AMT) (AA-/Aa3)
6,375,000	5.000	10/01/2034	7,549,976

			76,204,073

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – 9.3%
Aberdeen Community Development District Special Assessment Series 2018 (NR/NR)
$175,000	4.000%	05/01/2024	$174,149
220,000	4.500	05/01/2029	219,505
Academical Village Community Development District Special Assessment Bonds Series 2020 (NR/NR)
635,000	2.875	05/01/2025	612,070
2,150,000	3.250	05/01/2031	1,959,919
1,420,000	3.625	05/01/2040	1,225,403
Anthem Park Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (A-/NR)
360,000	2.500	05/01/2024	363,381
370,000	3.000	05/01/2025	381,403
380,000	3.000	05/01/2026	391,586
395,000	3.125	05/01/2027	405,618
Anthem Park Community Development District Special Assessment RB Refunding Subordinate Series 2016 A-2 (NR/NR)
310,000	4.250	05/01/2027	295,557
390,000	4.750	05/01/2036	360,988
Arborwood Community Development District RB Capital Improvement Refunding Subordinate Lien Series 2018 A-2 (NR/NR)
815,000	4.125	05/01/2023	808,121
Arlington Ridge Community Development District Special Assessment RB Series 2019 (NR/NR)
565,000	3.600	05/01/2029	538,377
550,000	4.000	05/01/2036	511,583
Armstrong Community Development District Special Assessment for Assessment Area Two Project Series 2019 A (NR/NR)
290,000	3.125	11/01/2024	278,470
500,000	3.500	11/01/2030	460,250
440,000	4.000	11/01/2040	388,489
Artisan Lakes East Community Development District RB for Capital Improvement Series 2018 (NR/NR)(f)
505,000	4.200	05/01/2024	502,369
630,000	4.550	05/01/2029	629,049
Avalon Groves Community Development District Special Assessment for Assessment Area One Phase 1 Project 1 & 2 Series 2019 (NR/NR)
170,000	3.350	11/01/2024	165,442
200,000	3.700	11/01/2029	191,496
590,000	4.125	11/01/2039	544,364
Avalon Groves Community Development District Special Assessment for Assessment Area One Project Series 2017 (NR/NR)
190,000	5.000	05/01/2028	192,381
Avalon Groves Community Development District Special Assessment for Assessment Area Two Project Series 2017 A-1 (NR/NR)
555,000	5.375	05/01/2028	566,683
Avelar Creek Community Development District Special Assessment Refunding Series 2016 (A-/NR)
175,000	2.250	05/01/2022	177,268
175,000	2.500	05/01/2023	178,539
180,000	2.500	05/01/2024	183,454
185,000	3.000	05/01/2025	193,049
190,000	3.000	05/01/2026	199,190

Municipal Bonds – (continued)
Florida – (continued)
Aviary at Rutland Ranch Community Development District Special Assessment Refunding for Area 1 Project Series 2019 (NR/NR)(f)
155,000	3.625	06/01/2024	152,057
450,000	4.000	06/01/2030	435,712
Babcock Ranch Community Independent Special District Special Assessment RB Series 2015 (NR/NR)
215,000	5.000	11/01/2031	218,021
100,000	5.250	11/01/2046	101,784
Babcock Ranch Community Independent Special District Special Assessment RB Series 2018 (NR/NR)(f)
305,000	4.000	11/01/2024	305,146
370,000	4.500	11/01/2029	375,845
Bannon Lakes Community Development District Special Assessment RB Series 2016 (NR/NR)
85,000	4.500	11/01/2025	86,446
185,000	5.000	11/01/2036	191,651
320,000	5.000	11/01/2048	328,294
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Florida Senior Lien Series 2015 A-1 (A-/NR)
535,000	4.250	05/01/2029	586,210
465,000	4.500	05/01/2035	505,632
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Subordinate Lien Series 2015 A-2 (NR/NR)
745,000	4.500	05/01/2025	754,640
Bay Laurel Center Community Development District Special Assessment RB Refunding Series 2016 Candler (BBB+/NR)
135,000	2.500	05/01/2023	137,241
140,000	2.750	05/01/2024	143,885
90,000	3.000	05/01/2025	93,475
Baywinds Community Development District Senior Special Assessment Refunding Bonds Series 2017 A-1 (BBB-/NR)
315,000	3.500	05/01/2023	329,603
325,000	3.500	05/01/2024	342,862
340,000	3.500	05/01/2025	361,930
350,000	3.500	05/01/2026	374,584
365,000	3.500	05/01/2027	391,408
Bellagio Community Development District Special Assessment Bonds Series 2016 (BBB/NR)
155,000	2.500	11/01/2022	152,542
160,000	2.750	11/01/2023	157,211
170,000	3.000	11/01/2025	165,978
Black Creek Community Development District Special Assessment Bonds Series 2020 (NR/NR)
125,000	3.000	06/15/2025	120,601
250,000	3.250	06/15/2030	229,900
Blue Lake Community Development District Special Assessment Bonds Series 2019 (NR/NR)
385,000	3.500	06/15/2024	381,577
1,000,000	4.000	06/15/2032	970,300
Botaniko Community Development District Special Assessment Bonds Series 2020 (NR/NR)
400,000	2.875	05/01/2025	389,176
565,000	3.250	05/01/2031	523,896
500,000	3.625	05/01/2040	440,125

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Campo Bello Community Development District Special Assessment Bonds Series 2019 (NR/NR)
$250,000	3.250%	12/15/2024	$243,540
750,000	3.500	12/15/2030	692,842
Capital Trust Agency Student Housing RB for American Eagle Obligated Group Series 2018 A-1 (BBB-/NR)
20,590,000	5.875	07/01/2054	19,364,689
Capital Trust Agency Student Housing RB for University Bridge LLC Series 2018 A (NR/Ba2)(f)
24,360,000	5.250	12/01/2058	22,628,735
Capital Trust Agency, Inc. RB for Imagine-Pasco County LLC Series 2020 A (NR/Ba1)(f)
425,000	3.000	12/15/2029	368,296
645,000	5.000	12/15/2039	619,942
Caribe Palm Community Development District Special Assessment Refunding Series 2017 (A-/NR)
558,000	4.250	05/01/2031	608,700
Central Florida Expressway Authority RB Senior Lien Series 2019 A (A+/A1)
1,100,000	5.000	07/01/2024	1,267,057
1,250,000	5.000	07/01/2025	1,478,375
Central Florida Expressway Authority RB Senior Lien Series 2019 B (A+/A1)
5,000,000	5.000	07/01/2024	5,759,350
1,850,000	5.000	07/01/2025	2,187,995
Century Gardens at Tamiami Community Development District Special Assessment Bonds Series 2018 (BBB/NR)
110,000	3.500	11/01/2025	115,346
115,000	3.500	11/01/2026	122,619
Century Gardens at Tamiami Community Development District Special Assessment Refunding Series 2016 (BBB/NR)
235,000	2.500	05/01/2023	237,564
245,000	2.500	05/01/2024	246,632
250,000	3.000	05/01/2025	257,100
255,000	3.000	05/01/2026	262,920
600,000	4.250	05/01/2037	639,204
Century Gardens Community Development District Special Assessment Bonds Series 2019 (NR/NR)(f)
127,000	3.875	11/01/2024	125,998
189,000	4.200	11/01/2029	187,962
750,000	5.000	11/01/2049	749,970
Century Park South Community Development District Special Assessment Bonds Series 2020 (NR/NR)
150,000	3.000	05/01/2025	145,785
325,000	3.375	05/01/2031	301,372
265,000	3.750	05/01/2040	234,891
Charlotte County Industrial Development Authority Utility System RB for Town & Country Utilities Project Series 2015 (AMT) (NR/NR)(f)
1,350,000	5.500	10/01/2036	1,443,460
Charlotte County Industrial Development Authority Utility System RB for Town & Country Utilities Project Series 2019 (NR/NR)(f)
1,000,000	5.000	10/01/2029	1,090,460
1,000,000	5.000	10/01/2034	1,095,300

Municipal Bonds – (continued)
Florida – (continued)
City of Cape Coral Water & Sewer RB Refunding Series 2015 (A+/A1)
1,000,000	4.000	10/01/2034	1,086,160
City of Venice RB for Southwest Florida Retirement Center, Inc. Obligated Group Project Series 2019 (BBB-/NR)
415,000	5.000	01/01/2037	424,711
1,485,000	5.000	01/01/2047	1,482,713
1,395,000	5.000	01/01/2052	1,381,734
City of West Palm Beach Utility System RB Series 2017 A (AA+/Aa2)
15,000,000	5.000	10/01/2042	18,113,250
CityPlace Community Development District Special Assessment Convertible Capital Appreciation RB Series 2018 (AGM) (AA/A2)(b)
5,000,000	0.000	05/01/2038	5,080,050
Coco Palms Community Development District Special Assessment Bonds Expansion Area Project Series 2019 (NR/NR)(f)
200,000	3.625	06/15/2024	198,108
295,000	4.000	06/15/2029	291,186
Coconut Cay Community Development District Special Assessment Series 2006 (NR/NR)
745,000	5.375	05/01/2036	744,568
Concord Station Community Development District Capital Improvement RB Refunding Senior Lien Series 2016 A-1 (A/NR)
880,000	2.375	05/01/2023	888,703
900,000	2.500	05/01/2024	912,672
925,000	2.750	05/01/2025	951,002
915,000	3.000	05/01/2026	955,534
980,000	3.200	05/01/2027	1,029,578
1,015,000	3.250	05/01/2028	1,058,838
1,500,000	3.750	05/01/2046	1,549,500
Copperspring Community Development District Special Assessment Bonds Series 2019 (NR/NR)
215,000	3.200	12/15/2024	207,148
250,000	3.500	12/15/2029	236,160
325,000	4.000	12/15/2039	297,525
Corkscrew Farms Community Development District Special Assessment for Assessment Area Two Project Series 2017 (NR/NR)(f)
345,000	3.750	11/01/2023	343,620
595,000	4.500	11/01/2028	599,058
Coronado Community Development District Special Assessment Refunding & Improvement Bonds Series 2017 (BBB/NR)
129,000	3.000	05/01/2023	132,710
133,000	3.250	05/01/2024	138,168
138,000	3.500	05/01/2025	144,460
143,000	3.625	05/01/2026	152,295
Country Walk Community Development District Special Assessment RB Refunding Senior Lien Series 2015 A-1 (A-/NR)
190,000	2.875	05/01/2021	193,137
195,000	3.000	05/01/2022	200,224
205,000	3.250	05/01/2023	213,290
210,000	3.375	05/01/2024	220,185
220,000	3.500	05/01/2025	234,410
215,000	4.125	05/01/2035	232,209

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
County of Broward RB for Airport System Series 2012 Q-1 (A+/A1)(a)
$855,000	5.000%	10/01/2022	$934,695
County of Broward RB for Port Facilities Senior Bonds Series 2019 B (AMT) (A/A1)
2,810,000	5.000	09/01/2033	3,531,917
2,955,000	5.000	09/01/2034	3,701,433
3,005,000	5.000	09/01/2035	3,749,970
1,610,000	4.000	09/01/2036	1,823,228
3,520,000	4.000	09/01/2038	3,958,205
County of Escambia PCRB for Gulf Power Co. Project Series 2003 (A/A2)
7,500,000	2.600	06/01/2023	7,769,700
County of Escambia RB Refunding for International Paper Co. Series 2019 B (BBB/Baa2)(c)(d)
400,000	2.000	10/01/2024	392,044
County of Miami-Dade Aviation RB Series 2019 A (AMT) (A/NR)
4,500,000	4.000	10/01/2044	4,773,195
12,720,000	5.000	10/01/2044	14,524,332
County of Osceola Transportation RB Refunding Series 2019 A-1 (BBB+/NR)
375,000	5.000	10/01/2026	448,725
475,000	5.000	10/01/2027	580,474
500,000	5.000	10/01/2028	622,015
450,000	5.000	10/01/2029	567,936
570,000	5.000	10/01/2030	722,566
365,000	5.000	10/01/2031	461,203
415,000	5.000	10/01/2032	523,016
350,000	5.000	10/01/2033	439,842
265,000	5.000	10/01/2034	331,854
425,000	5.000	10/01/2035	530,217
600,000	5.000	10/01/2036	746,118
525,000	5.000	10/01/2037	650,559
805,000	5.000	10/01/2038	994,151
1,000,000	5.000	10/01/2039	1,232,850
925,000	5.000	10/01/2044	1,128,879
1,160,000	5.000	10/01/2049	1,404,644
1,390,000	4.000	10/01/2054	1,533,476
County of Osceola Transportation RB Refunding Series 2019 A-2 (BBB+/NR)(e)
155,000	0.000	10/01/2025	139,697
275,000	0.000	10/01/2026	241,335
360,000	0.000	10/01/2027	306,896
500,000	0.000	10/01/2028	413,085
700,000	0.000	10/01/2029	560,182
Creek Preserve Community Development District Special Assessment RB Series 2019 (NR/NR)(f)
550,000	3.875	11/01/2024	537,344
740,000	4.250	11/01/2030	712,465
Crossings at Fleming Island Community Development District Special Assessment RB Refunding Senior Lien Series 2014 A-1 (BBB/NR)
1,995,000	4.000	05/01/2024	2,072,685

Municipal Bonds – (continued)
Florida – (continued)
Cypress Mill Community Development District Special Assessment for Area Two Project Series 2020 (NR/NR)
750,000	2.625	06/15/2025	705,510
660,000	3.000	06/15/2031	585,413
475,000	4.000	06/15/2040	431,324
Davenport Road South Community Development District Special Assessment Bonds Series 2018 (NR/NR)(f)
245,000	3.750	11/01/2023	242,969
730,000	4.500	11/01/2028	729,460
Deer Run Community Development District Special Assessment RB Refunding Series 2018 (NR/NR)
3,125,000	5.400	05/01/2039	3,079,031
Del Webb Bexley Community Development District Special Assessment Series 2018 (NR/NR)
1,675,000	5.300	05/01/2039	1,686,172
Downtown Doral South Community Development District Special Assessment Bonds Series 2018 (NR/NR)(f)
745,000	4.250	12/15/2028	729,042
Durbin Crossing Community Development District Special Assessment Refunding Senior Series 2017 A-1 (AGM) (AA/NR)
690,000	3.750	05/01/2034	752,141
960,000	4.000	05/01/2037	1,040,333
East Homestead Community Development District Special Assessment Bonds Expansion Area Project Series 2019 (NR/NR)
200,000	3.750	11/01/2024	197,674
East Homestead Community Development District Special Assessment Expansion Bonds Area Project Series 2019 (NR/NR)
280,000	4.125	11/01/2029	276,503
Escambia County Health Facilities Authority Health Care Facilities RB for Baptist Hospital, Inc. Project Series 2010 A (BBB/Baa2)
1,000,000	6.000	08/15/2036	1,013,760
Escambia County Health Facilities Authority RB Refunding for Baptist Hospital, Inc. Project Series 2020 A (BBB+/Baa2)
2,640,000	5.000	08/15/2031	3,149,679
3,080,000	5.000	08/15/2032	3,650,139
2,595,000	5.000	08/15/2033	3,059,375
2,025,000	5.000	08/15/2034	2,380,934
2,760,000	5.000	08/15/2035	3,240,378
3,960,000	5.000	08/15/2036	4,629,636
5,280,000	5.000	08/15/2037	6,151,886
Esplanade Lake Club Community Development District Special Assessment for Capital Improvement Program Series 2019 A-1 (NR/NR)
250,000	3.250	11/01/2025	239,250
375,000	3.625	11/01/2030	348,806
Esplanade Lake Club Community Development District Special Assessment for Capital Improvement Program Series 2019 A-2 (NR/NR)
250,000	3.250	11/01/2025	239,250
250,000	3.625	11/01/2030	232,537

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Evergreen Community Development District Special Assessment RB Series 2019 (NR/NR)(f)
$335,000	4.125%	11/01/2024	$328,823
445,000	4.250	11/01/2029	433,025
Fiddlers Creek Community Development District No. 2 Special Assessment Refunding Series 2019 (NR/NR)
1,200,000	3.250	05/01/2023	1,187,016
3,250,000	5.000	05/01/2035	3,466,775
Finley Woods Community Development District Special Assessment for Assessment Area One Series 2020 (NR/NR)
175,000	3.500	05/01/2030	164,050
165,000	4.000	05/01/2040	148,301
Florida Development Finance Corp. RB for Imagine School at Broward Series 2019 A (NR/Baa3)(f)
425,000	4.000	12/15/2029	450,636
425,000	5.000	12/15/2034	477,356
490,000	5.000	12/15/2039	541,337
Florida Development Finance Corp. RB Refunding for Virgin Trains USA Florida LLC Series 2019 A (AMT) (NR/NR)(c) (d) (f)
1,825,000	6.250	01/01/2024	1,650,037
9,090,000	6.375	01/01/2026	8,039,378
25,550,000	6.500	01/01/2029	22,522,581
Florida Higher Educational Facilities Financial Authority RB for Florida Institute of Technology, Inc. Series 2019 (BBB-/NR)
450,000	5.000	10/01/2020	457,659
250,000	5.000	10/01/2022	261,632
250,000	5.000	10/01/2023	265,387
350,000	5.000	10/01/2024	376,079
Florida Higher Educational Facilities Financial Authority RB for Jacksonville University Project Series 2018 A-1 (NR/NR)(f)
2,000,000	4.500	06/01/2033	1,908,560
250,000	4.750	06/01/2038	236,022
4,500,000	5.000	06/01/2048	4,284,405
Florida Higher Educational Facilities Financial Authority RB for Ringling College of Art & Design, Inc. Series 2017 (BBB+/NR)
2,535,000	5.000	03/01/2042	2,673,614
Florida Higher Educational Facilities Financial Authority RB for Ringling College of Art & Design, Inc. Series 2019 (BBB+/NR)
2,000,000	5.000	03/01/2044	2,110,800
Florida Higher Educational Facilities Financial Authority RB Refunding for St. Leo University, Inc. Obligated Group Series 2019 (BBB-/NR)
1,700,000	5.000	03/01/2039	1,833,841
Flow Way Community Development District Special Assessment Bonds for Phase 6 Project Series 2017 (NR/NR)
200,000	4.000	11/01/2028	193,910
500,000	5.000	11/01/2038	509,765
Flow Way Community Development District Special Assessment Bonds for Phase 7 & 8 Project Series 2019 (NR/NR)
505,000	3.350	11/01/2024	489,385
500,000	3.700	11/01/2029	475,500
Forest Brooke Community Development District Special Assessment Subordinated Bonds Series 2019 A-2 (NR/NR)
465,000	3.750	11/01/2039	414,882

Municipal Bonds – (continued)
Florida – (continued)
Grand Bay at Doral Community Development District Special Assessment for South Parcel Assessment Area Project Series 2016 (NR/NR)
840,000	4.250	05/01/2026	839,958
Grand Oaks Community Development District Special Assessment RB Series 2019 A (NR/NR)
355,000	3.750	11/01/2024	348,543
600,000	4.125	11/01/2029	584,220
1,305,000	4.750	11/01/2039	1,286,586
2,100,000	5.000	11/01/2050	2,102,877
Greater Orlando Aviation Authority Airport Facilities RB Refunding for Jetblue Airways Corp. Project Series 2013 (NR/NR)
920,000	5.000	11/15/2036	889,704
Greater Orlando Aviation Authority Airport Facilities RB Series 2019 A (AMT) (AA-/Aa3)
4,605,000	5.000	10/01/2022	4,952,631
14,000,000	5.000	10/01/2023	15,427,720
Greater Orlando Aviation Authority Priority Subordinated Airport Facilities RB Series 2017 A (AMT) (A+/A1)
1,290,000	5.000	10/01/2047	1,451,353
Greater Orlando Aviation Authority RB Refunding Series 2012 A (AA-/Aa3)
2,375,000	5.000	10/01/2021	2,507,074
Gulfstream Polo Community Development District Special Assessment Phase#2 Project Series 2019 (NR/NR)
290,000	3.000	11/01/2024	281,511
695,000	3.500	11/01/2030	658,332
2,400,000	4.375	11/01/2049	2,267,208
Hacienda Lakes Community Development District Special Assessment Refunding Series 2016 (NR/NR)
190,000	3.375	05/01/2021	188,754
550,000	3.875	05/01/2026	535,711
Harbor Bay Community Development District Special Assessment RB Refunding Series 2019 A-2 (NR/NR)
1,345,000	3.100	05/01/2024	1,311,268
950,000	3.300	05/01/2029	892,407
370,000	3.700	05/01/2033	341,310
Harbor Bay Community Development District Special Assessment RB Series 2019 A-1 (NR/NR)
500,000	3.100	05/01/2024	486,690
600,000	3.300	05/01/2029	562,122
Hawks Point Community Development District Special Assessment Refunding Senior Series 2017 A-1 (A-/NR)(f)
265,000	4.000	05/01/2024	286,666
265,000	4.000	05/01/2025	289,907
140,000	4.000	05/01/2026	154,209
Hawkstone Community Development District Special Assessment Area 1 RB Series 2019 (NR/NR)
100,000	3.250	11/01/2024	95,875
400,000	3.500	11/01/2030	368,836
Hawkstone Community Development District Special Assessment Area 2 RB Series 2019 (NR/NR)
125,000	3.625	11/01/2030	115,322

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Heritage Isle at Viera Community Development District Special Assessment Refunding Series 2017 (AGM) (AA/NR)
$215,000	4.000%	05/01/2024	$230,044
225,000	4.000	05/01/2025	243,884
235,000	4.000	05/01/2026	257,447
240,000	4.000	05/01/2027	265,798
250,000	4.000	05/01/2028	276,240
Heritage Landing Community Development District Special Assessment Refunding Bonds Series 2015 (BBB/NR)
585,000	3.375	05/01/2023	607,985
605,000	3.500	05/01/2024	635,825
630,000	3.625	05/01/2025	666,615
650,000	3.750	05/01/2026	683,865
1,015,000	4.200	05/01/2031	1,097,215
1,000,000	4.350	05/01/2036	1,067,220
Highland Meadows West Community Development District Special Assessment for Assessment Area 2 Series 2020 A (NR/NR)
290,000	2.875	05/01/2025	279,528
200,000	3.250	05/01/2031	186,846
Highland Meadows West Community Development District Special Assessment for Assessment Area 3 Series 2020 A (NR/NR)
140,000	3.250	05/01/2031	131,391
Highlands Community Development District Special Assessment Bonds for Assessment Areas 3B and 5 Project Series 2018 (NR/NR)(f)
280,000	4.000	12/15/2024	277,382
550,000	4.250	12/15/2029	541,376
Highlands Community Development District Special Assessment Refunding Series 2016 (BBB/NR)
1,225,000	4.250	05/01/2031	1,352,314
Highlands Meadows II Community Development District Special Assessment Bonds for Assessment Area 7/7A Project Series 2019 (NR/NR)
100,000	3.375	11/01/2025	95,864
375,000	3.875	11/01/2031	354,502
500,000	4.200	11/01/2039	460,885
Highlands Meadows II Community Development District Special Assessment Bonds for Assessment Area Five Project Series 2017 (NR/NR)
150,000	4.250	11/01/2022	149,814
370,000	4.875	11/01/2027	372,253
865,000	5.375	11/01/2037	878,131
790,000	5.500	11/01/2047	799,227
Highlands Meadows II Community Development District Special Assessment Bonds for Assessment Area Six Project Series 2017 (NR/NR)
75,000	4.875	11/01/2027	75,457
335,000	5.500	11/01/2047	339,539
Hillcrest Community Development District Special Assessment Bonds for Capital Improvement Program Series 2018 (NR/NR)
790,000	4.000	11/01/2028	785,932
700,000	4.500	11/01/2038	703,997

Municipal Bonds – (continued)
Florida – (continued)
Hunters Ridge Community Development District No. 1 Assessment Area Special Assessment Bonds Series 2019 (NR/NR)(f)
210,000	4.000	11/01/2024	208,433
250,000	5.000	11/01/2039	250,178
K-Bar Ranch II Community Development District Special Assessment Bonds Series 2017 A (NR/NR)(f)
1,175,000	4.500	05/01/2038	1,132,665
1,855,000	4.625	05/01/2048	1,772,118
Lakeshore Ranch Community Development District Special Assessment Refunding Series 2019 A-2 (NR/NR)
545,000	3.500	05/01/2030	506,599
Lakewood Ranch Stewardship District Special Assessment for Azario Project Series 2019 (NR/NR)
430,000	3.125	05/01/2025	412,082
370,000	3.400	05/01/2030	344,351
Lakewood Ranch Stewardship District Special Assessment for Northeast Sector Phase 2A Project Series 2019 (NR/NR)
155,000	3.000	05/01/2024	151,097
225,000	3.250	05/01/2029	209,936
200,000	3.850	05/01/2039	180,840
Lakewood Ranch Stewardship District Special Assessment RB for Cresswind Project Series 2019 (NR/NR)
230,000	3.600	05/01/2024	226,734
285,000	3.800	05/01/2029	277,388
Lakewood Ranch Stewardship District Special Assessment RB for Del Webb Project Series 2017 (NR/NR)(f)
385,000	3.650	05/01/2022	384,049
520,000	4.300	05/01/2027	520,931
Lakewood Ranch Stewardship District Special Assessment RB for Indigo Expansion Area Project Series 2019 (NR/NR)(f)
390,000	2.900	05/01/2024	377,415
285,000	3.200	05/01/2029	266,731
455,000	4.000	05/01/2049	398,048
Lakewood Ranch Stewardship District Special Assessment RB for Lake Club Phase 4 Project Series 2019 (NR/NR)
425,000	3.600	05/01/2024	419,751
515,000	3.800	05/01/2029	503,150
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood Centre North Project Series 2015 (NR/NR)
1,440,000	4.250	05/01/2025	1,449,447
1,675,000	4.875	05/01/2035	1,700,845
960,000	4.875	05/01/2045	964,032
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood National & Polo Run Projects Series 2017 (NR/NR)
310,000	4.000	05/01/2022	310,924
940,000	4.625	05/01/2027	960,116
1,000,000	5.250	05/01/2037	1,038,860
Lakewood Ranch Stewardship District Special Assessment RB for North East Sector Project – Phase 1A Series 2018 (NR/NR)
350,000	3.900	05/01/2023	349,675
535,000	4.250	05/01/2028	530,650
Lakewood Ranch Stewardship District Special Assessment RB for North East Sector Project – Phase 1B Series 2018 (NR/NR)
1,570,000	4.350	05/01/2024	1,575,071
1,970,000	4.750	05/01/2029	2,008,277
2,250,000	5.300	05/01/2039	2,303,640

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Lakewood Ranch Stewardship District Special Assessment RB for Villages of Lakewood Ranch South Project Series 2016 (NR/NR)
$190,000	4.000%	05/01/2021	$190,348
230,000	4.250	05/01/2026	231,591
4,860,000	5.000	05/01/2036	4,994,816
4,830,000	5.125	05/01/2046	4,965,047
Lakewood Ranch Stewardship District The Isles at Lakewood Ranch Project Phase 1 Special Assessment Bonds Series 2019 (NR/NR)
230,000	3.500	05/01/2024	226,417
275,000	3.875	05/01/2029	269,747
Landings at Miami Community Development District Special Assessment Bonds Series 2018 (NR/NR)(f)
205,000	3.625	11/01/2023	202,646
560,000	4.125	11/01/2028	553,409
250,000	4.750	11/01/2048	244,633
Landmark at Doral Community Development District Senior Special Assessment Refunding for North Parcel Assessment Area Series 2019 A-1 (BBB/NR)
100,000	3.000	05/01/2020	100,107
200,000	3.000	05/01/2021	202,490
445,000	3.000	05/01/2022	446,064
460,000	3.000	05/01/2023	460,262
375,000	3.000	05/01/2024	373,852
490,000	3.000	05/01/2025	485,884
500,000	3.000	05/01/2026	493,145
520,000	3.000	05/01/2027	508,284
535,000	3.000	05/01/2028	518,875
550,000	3.000	05/01/2029	529,172
1,605,000	3.000	05/01/2035	1,439,749
Landmark at Doral Community Development District Subordinate Special Assessment Refunding for North Parcel Assessment Area Series 2019 A-2 (NR/NR)
670,000	3.125	05/01/2024	652,419
535,000	3.375	05/01/2030	506,833
925,000	4.000	05/01/2038	879,166
Lee County Moody River Estates Community Development District Special Assessment Refunding Senior Series 2017 A-1 (A-/NR)
330,000	3.500	05/01/2025	354,582
340,000	3.500	05/01/2026	367,094
500,000	4.000	05/01/2036	547,490
Lee Memorial Health System Hospital RB Refunding Series 2019 A-2 (A+/A2)(c)(d)
11,700,000	5.000	04/01/2026	13,435,812
Long Lake Reserve Community Development District Special Assessment Bonds Series 2018 (NR/NR)
1,480,000	5.000	05/01/2038	1,505,530
Longleaf Community Development District Special Assessment Refunding Series 2006 (NR/NR)
825,000	5.375	05/01/2030	801,537
LT Ranch Community Development District Special Assessment Series 2019 (NR/NR)
840,000	3.000	05/01/2025	803,569
980,000	3.400	05/01/2030	912,253
1,420,000	4.000	05/01/2040	1,293,393

Municipal Bonds – (continued)
Florida – (continued)
Lucerne Park Community Development District Special Assessment Bonds Series 2019 (NR/NR)
245,000	3.800	05/01/2024	239,377
300,000	4.000	05/01/2029	287,397
Lynwood Community Development District Special Assessment Bonds Series 2019 (NR/NR)
605,000	3.250	06/15/2024	589,179
885,000	3.625	06/15/2030	843,441
McJunkin Parkland Community Development District Special Assessment Bonds Series 2018 (NR/NR)(f)
1,000,000	4.750	11/01/2029	999,930
Meadow Pines Community Development District Special Assessment Refunding Bonds Senior Lien Series 2014 1 (A/NR)
750,000	4.450	05/01/2030	815,640
Mediterranea Community Development District Special Assessment Refunding & Improvement Bonds for Area Two Project Series 2017 (NR/NR)
200,000	3.500	05/01/2023	198,794
Miami RB Refunding Parking System Series 2019 (BAM) (AA/A2)
1,000,000	4.000	10/01/2037	1,138,230
900,000	4.000	10/01/2038	1,020,852
Miami Special Obligation Non-Ad Valorem RB Refunding Series 2011 A (AGM) (AA/Aa3)(a)
2,700,000	6.000	02/01/2021	2,807,433
Miami Special Obligation RB Refunding for Port of Miami Tunnel Project Series 2012 (AA-/Aa3)(f)
9,500,000	5.000	03/01/2030	10,450,855
Miami World Center Community Development District Special Assessment Bonds Series 2017 (NR/NR)
250,000	4.000	11/01/2023	246,495
250,000	4.750	11/01/2027	249,370
850,000	5.125	11/01/2039	839,519
2,350,000	5.250	11/01/2049	2,264,531
Miami-Dade County Industrial Development Authority Solid Waste Disposal RB Refunding for Waste Management, Inc. Project Series 2018 A (AMT) (A-/NR)(c)
7,935,000	(SIFMA Municipal Swap Index Yield + 0.80%), 5.510	11/01/2021	7,942,935
Miromar Lakes Community Development District Capital Improvement RB Refunding Series 2015 (NR/NR)
155,000	3.500	05/01/2020	154,991
Mitchell Ranch Community Development District Special Assessment Bonds Series 2019 (NR/NR)
300,000	3.125	12/15/2024	292,227
675,000	3.375	12/15/2030	623,943
1,500,000	4.000	12/15/2039	1,371,375
New River Community Development District Special Assessment Refunding Senior Lien Series 2020 A-1 (BBB/NR)(f)
125,000	3.500	05/01/2026	130,379
130,000	3.500	05/01/2027	136,119
135,000	3.500	05/01/2028	140,991
140,000	3.500	05/01/2029	147,401
700,000	3.500	05/01/2038	714,420

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
New River Community Development District Special Assessment Refunding Senior Lien Series 2020 A-1 (NR/NR)(f)
$85,000	3.125%	05/01/2025	$81,552
45,000	3.500	05/01/2031	41,589
North Sumter County Utility Dependent District RB for Central Sumter Utility Series 2019 (BAM) (AA/NR)
655,000	5.000	10/01/2030	842,134
575,000	5.000	10/01/2031	738,047
1,025,000	5.000	10/01/2033	1,312,574
1,205,000	5.000	10/01/2034	1,538,857
1,000,000	5.000	10/01/2036	1,272,080
1,975,000	5.000	10/01/2037	2,509,396
2,075,000	5.000	10/01/2038	2,629,544
2,180,000	5.000	10/01/2039	2,747,083
2,630,000	5.000	10/01/2044	3,222,197
North Sumter County Utility Dependent District RB Series 2010 (AGM) (AA/A2)
1,250,000	5.375	10/01/2040	1,275,537
Oak Creek Community Development District Special Assessment Refunding Bonds Series 2015 A-1 (A+/NR)
1,150,000	4.450	05/01/2031	1,253,914
Osceola Chain Lakes Community Development District Special Assessment Bonds Series 2020 (NR/NR)
295,000	3.250	05/01/2025	288,722
350,000	3.500	05/01/2030	329,144
Osceola County Rolling Oaks Community Development District Special Assessment Bonds Series 2016 (NR/NR)
3,285,000	5.875	11/01/2037	3,556,801
3,500,000	6.000	11/01/2047	3,808,140
Osceola County Rolling Oaks Community Development District Special Assessment Bonds Series 2018 (NR/NR)(f)
370,000	4.375	11/01/2023	372,390
640,000	4.875	11/01/2028	655,347
Palm Beach County Health Facilities Authority RB for Lifespace Communities, Inc. Obligated Group Series 2019 B (BBB/NR)
2,300,000	4.000	05/15/2053	2,027,381
1,825,000	5.000	05/15/2053	1,865,460
Palm Coast Park Community Development District Special Assessment for Assessment Area One Series 2019 (NR/NR)
205,000	3.400	05/01/2025	196,294
245,000	3.750	05/01/2030	227,595
965,000	4.150	05/01/2040	858,396
Palm Glades Community Development District Senior Special Assessment Bonds Series 2018 A-1 (A/NR)
215,000	3.500	11/01/2025	231,596
225,000	3.500	11/01/2026	243,756
230,000	3.500	11/01/2027	248,740
240,000	3.500	11/01/2028	262,834
585,000	4.000	11/01/2033	654,299
Palm Glades Community Development District Special Assessment Bonds Series 2020 (NR/NR)(f)(h)
785,000	4.000	05/01/2050	784,969
Palm Glades Community Development District Special Assessment Refunding Bonds Series 2016 (A/NR)
520,000	2.500	05/01/2022	526,609
530,000	2.750	05/01/2023	544,183
350,000	3.750	05/01/2031	375,505
1,045,000	4.000	05/01/2036	1,125,172

Municipal Bonds – (continued)
Florida – (continued)
Palm Glades Community Development District Special Assessment Refunding Bonds Series 2017 (BBB-/NR)
280,000	3.500	05/01/2021	280,011
300,000	4.000	05/01/2027	301,518
Parkland Preserve Community Development District Special Assessment RB Series 2019 A (NR/NR)
250,000	4.500	05/01/2024	244,168
500,000	4.750	05/01/2030	477,965
Parkway Center Community Development District Special Assessment for Amenity Projects Series 2018-2 (A-/NR)
350,000	4.250	05/01/2031	393,050
1,030,000	4.500	05/01/2038	1,154,939
Parkway Center Community Development District Special Assessment Refunding Series 2018-1 (BBB/NR)
265,000	4.000	05/01/2026	280,577
275,000	4.000	05/01/2027	294,536
285,000	4.125	05/01/2028	309,122
Paseo Community Development District Capital Improvement RB Refunding Series 2018 (A-/NR)
450,000	4.000	05/01/2024	476,424
490,000	4.000	05/01/2026	528,431
530,000	4.000	05/01/2028	579,301
1,350,000	4.500	05/01/2031	1,543,063
Pentathlon Community Development District Special Assessment Revenue Refunding Series 2012 (A-/NR)
1,330,000	4.500	11/01/2033	1,371,829
Pinellas County Industrial Development Authority RB for Drs. Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc. Project Series 2019 (NR/NR)
2,700,000	5.000	07/01/2029	2,773,818
Portico Community Development District Special Assessment Bonds Series 2020-2 (NR/NR)
100,000	2.875	05/01/2025	95,327
Portico Community Development District Special Assessment Refunding Series 2020-1 (NR/NR)
1,000,000	2.800	05/01/2025	949,730
1,665,000	3.200	05/01/2031	1,508,307
1,875,000	3.500	05/01/2037	1,634,794
Preserve at South Branch Community Development District Special Assessment Phase 1 Series 2018 (NR/NR)
275,000	4.750	11/01/2029	275,649
Preserve at South Branch Community Development District Special Assessment Phase 2 RB Series 2019 (NR/NR)
100,000	3.250	11/01/2024	97,282
555,000	3.500	11/01/2030	513,980
Randal Park Community Development District Randal Walk Special Assessment RB Series 2018 (NR/NR)(f)
150,000	4.100	05/01/2024	149,217
185,000	4.500	05/01/2029	184,721
Randal Park Community Development District Special Assessment RB Series 2015 (NR/NR)
535,000	4.250	11/01/2025	532,357
Reedy Creek Improvement District Refunding GO Bonds Series 2020 A (AA-/Aa3)
3,020,000	1.769	06/01/2025	2,973,462
3,230,000	1.869	06/01/2026	3,173,507
3,070,000	1.969	06/01/2027	3,010,933

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Reunion East Community Development District Special Assessment Refunding Bonds Series 2015 A (NR/NR)
$750,000	5.000%	05/01/2025	$768,030
Reunion West Community Development District Special Assessment Bonds for Assessment Area 5 Project Series 2019 (NR/NR)
250,000	3.750	05/01/2024	245,263
425,000	4.000	05/01/2030	407,919
Rhodine Road North Community Development District Special Assessment Bonds Series 2019 (NR/NR)
200,000	3.500	05/01/2024	197,078
500,000	4.000	05/01/2030	488,620
750,000	4.500	05/01/2040	723,997
750,000	4.750	05/01/2050	729,098
River Bend Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (A-/NR)
890,000	4.000	05/01/2035	949,835
Sampson Creek Community Development District Special Assessment Bonds Series 2020 (AGM) (AA/NR)
705,000	2.375	05/01/2035	676,765
1,425,000	2.625	05/01/2040	1,393,336
San Simeon Community Development District Special Assessment Bonds Series 2019 (NR/NR)(f)
685,000	3.375	06/15/2024	678,136
1,000,000	3.750	06/15/2031	982,880
Shell Point Community Development District Special Assessment Bonds Series 2019 (NR/NR)(f)
305,000	4.000	11/01/2024	300,974
740,000	4.500	11/01/2029	729,226
Sherwood Manor Community Development District Special Assessment Bonds Series 2018 (NR/NR)(f)
250,000	4.000	11/01/2023	247,855
Shingle Creek Community Development District Special Assessment Bonds Series 2019 (NR/NR)
1,485,000	3.625	05/01/2024	1,471,353
1,895,000	4.000	05/01/2029	1,870,801
2,500,000	4.750	05/01/2039	2,487,500
South Fork East Community Development District Capital Improvement RB Refunding Series 2017 (BBB/NR)
420,000	3.000	05/01/2023	429,043
435,000	3.250	05/01/2024	451,560
450,000	3.450	05/01/2025	471,749
465,000	3.625	05/01/2026	491,184
990,000	4.125	05/01/2036	1,057,538
South Fork III Community Development District Parcels V and W Special Assessment Bonds Series 2019 (NR/NR)(f)
585,000	4.250	11/01/2024	580,419
730,000	4.500	11/01/2029	720,474
South Fork III Community Development District Special Assessment RB Refunding Series 2018 (NR/NR)
475,000	4.000	05/01/2024	475,370
590,000	4.625	05/01/2029	597,700
South Kendall Community Development District Special Assessment Refunding Series 2016 (BBB/NR)
350,000	2.500	11/01/2023	353,720
355,000	2.750	11/01/2024	361,908

Municipal Bonds – (continued)
Florida – (continued)
South Kendall Community Development District Special Assessment Refunding Series 2016 (BBB/NR) – (continued)
370,000	3.000	11/01/2025	379,195
585,000	4.250	11/01/2037	629,782
South-Dade Venture Community Development District Special Assessment RB Refunding Series 2012 (BBB/NR)
1,000,000	5.125	05/01/2033	1,059,160
Southern Groves Community Development District No. 5 Special Assessment Refunding Series 2019 (NR/NR)
255,000	2.875	05/01/2024	246,157
300,000	3.250	05/01/2029	281,256
Stonebrier Community Development District Special Assessment Refunding Series 2016 (A-/NR)
265,000	2.500	05/01/2023	270,438
270,000	2.500	05/01/2024	277,320
280,000	3.000	05/01/2025	294,117
290,000	3.000	05/01/2026	306,234
Stoneybrook South at Championsgate Community Development District Special Assessment Bonds Series 2019 (NR/NR)
400,000	3.500	06/15/2024	393,532
500,000	4.000	06/15/2030	490,525
Storey Creek Community Development District Special Assessment Bonds for Assessment Area One Project Series 2019 (NR/NR)
300,000	3.125	12/15/2025	291,195
500,000	3.625	12/15/2030	474,830
Summer Woods Community Development District Special Assessment for Assessment Area Two Project Series 2020 (NR/NR)
275,000	3.000	05/01/2025	260,846
500,000	3.300	05/01/2031	448,645
425,000	3.750	05/01/2040	364,097
Sweetwater Creek Community Development District Capital Improvement Special Assessment RB Refunding Series 2019 A-1 (AGM) (AA/NR)
400,000	2.500	05/01/2029	396,284
725,000	2.875	05/01/2033	732,837
1,455,000	3.000	05/01/2038	1,460,035
Sweetwater Creek Community Development District Capital Improvement Special Assessment RB Refunding Series 2019 A-2 (NR/NR)
1,300,000	3.500	05/01/2029	1,304,251
Talis Park Community Development District Capital Improvement RB Refunding Senior Series 2016 A-1 (BBB+/NR)
190,000	2.500	05/01/2023	193,555
190,000	2.500	05/01/2024	193,422
200,000	3.000	05/01/2025	206,650
205,000	3.000	05/01/2026	213,251
1,135,000	3.500	05/01/2031	1,203,747
1,370,000	4.000	05/01/2036	1,469,531
Tampa Bay Water Utility System RB Refunding Series 2015 A (AA+/Aa1)
10,160,000	4.000	10/01/2028	11,495,837
4,225,000	4.000	10/01/2029	4,770,363

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Tapestry Community Development District Special Assessment RB Series 2016 (NR/NR)
$115,000	3.625%	05/01/2021	$115,261
The Miami-Dade County School Board COPS Series 2010 A (A+/Aa3)
10,000,000	6.235	06/15/2027	12,855,100
Tison’s Landing Community Development District Special Assessment RB Refunding & Improvement Bonds Senior Series 2016 A-1 (A+/NR)
205,000	3.000	05/01/2027	213,176
210,000	3.125	05/01/2028	220,626
230,000	3.375	05/01/2032	241,194
Tolomato Community Development District Special Assessment GO Refunding Bonds Senior Lien Series 2018 A-1 (AGM) (AA/NR)
345,000	3.500	05/01/2032	379,731
Tolomato Community Development District Special Assessment GO Refunding Bonds Subordinate Lien Series 2018 A-2 (NR/NR)(f)
565,000	5.200	05/01/2028	585,752
Tolomato Community Development District Special Assessment GO Refunding Bonds Subordinate Lien Series 2018 B-2 (NR/NR)
300,000	4.625	05/01/2028	298,491
Tolomato Community Development District Special Assessment RB Refunding Series 2019 A-1 (AGM) (AA/NR)
4,705,000	3.000	05/01/2033	5,025,411
5,300,000	3.000	05/01/2037	5,645,560
Tolomato Community Development District Special Assessment RB Refunding Series 2019 A-2 (NR/NR)
670,000	3.500	05/01/2024	657,733
765,000	3.850	05/01/2029	737,781
Tolomato Community Development District Special Assessment Refunding Bonds Series 2019 B (AGM) (AA/NR)
2,025,000	3.000	05/01/2033	2,162,902
4,925,000	3.000	05/01/2040	5,206,070
Tolomato Community Development District Special Assessment Refunding Bonds Series 2019 C (NR/NR)(f)
2,685,000	3.450	05/01/2024	2,631,246
3,210,000	3.750	05/01/2029	3,069,017
Toscana Isles Community Development District Special Assessment RB Series 2018 (NR/NR)
1,065,000	4.375	11/01/2023	1,064,446
2,005,000	5.000	11/01/2029	2,021,782
Touchstone Community Development District Special Assessment Bonds Series 2018 (NR/NR)(f)
505,000	4.250	06/15/2028	505,253
Touchstone Community Development District Special Assessment Bonds Series 2019 (NR/NR)
375,000	3.125	12/15/2025	364,935
735,000	3.625	12/15/2031	695,501
450,000	4.000	12/15/2040	413,514
Town of Davie RB Refunding for Nova Southeastern University, Inc. Series 2018 (A-/Baa1)
750,000	5.000	04/01/2030	878,527
650,000	5.000	04/01/2031	758,946
550,000	5.000	04/01/2033	635,047
5,000,000	5.000	04/01/2048	5,522,150

Municipal Bonds – (continued)
Florida – (continued)
Town of Palm Beach GO Bonds for Underground Utility Project Series 2018 (AAA/Aaa)
2,000,000	4.000	07/01/2043	2,266,500
7,000,000	4.000	07/01/2047	7,876,050
Towne Park Community Development District Special Assessment Area 3B Project Series 2019 (NR/NR)
135,000	3.500	05/01/2024	130,699
360,000	4.000	05/01/2030	340,495
595,000	4.375	05/01/2039	557,497
Trevesta Community Development District Special Assessment Area 1 Pase 2 Project Series 2018 (NR/NR)(f)
335,000	4.375	11/01/2024	333,137
500,000	5.250	11/01/2039	501,400
Triple Creek Community Development District Special Assessment Series 2019 A (NR/NR)
310,000	3.875	05/01/2024	302,222
495,000	4.125	05/01/2029	472,730
Triple Creek Community Development District Special Assessment Series 2019 B (NR/NR)
2,200,000	4.875	05/01/2032	2,088,878
TSR Community Development District Special Assessment Bonds for Northwest Assessment Area Series 2018 (NR/NR)
250,000	4.000	11/01/2024	248,650
495,000	4.500	11/01/2029	494,604
TSR Community Development District Special Assessment RB for Downtown Neighborhood Assessment Area Series 2019 (NR/NR)
405,000	3.000	11/01/2024	393,648
400,000	3.375	11/01/2030	375,084
100,000	4.000	11/01/2050	86,376
TSR Community Development District Special Assessment RB for Village 1 Project Series 2015 (NR/NR)
90,000	3.625	11/01/2020	89,863
530,000	4.375	11/01/2025	530,064
Turnbull Creek Community Development District Senior Special Assessment Refunding Bonds Series 2015 A-1 (A/NR)
1,000,000	4.250	05/01/2031	1,085,360
Two Creeks Community Development District RB Refunding for Capital Improvement Senior Lien Series 2016 A-1 (A/NR)
350,000	2.125	05/01/2022	352,425
360,000	2.250	05/01/2023	363,622
370,000	2.500	05/01/2024	377,248
375,000	2.625	05/01/2025	386,220
390,000	3.000	05/01/2026	411,372
400,000	3.125	05/01/2027	423,676
415,000	3.250	05/01/2028	438,452
Two Creeks Community Development District RB Refunding for Capital Improvement Subordinate Lien Series 2016 A-2 (NR/NR)
230,000	4.200	05/01/2026	226,598
Two Lakes Community Development District Special Assessment Expansion Area Series 2019 (NR/NR)
500,000	3.000	12/15/2024	489,180
1,000,000	3.375	12/15/2030	948,090

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
University Park Recreation District Special Assessment Series 2019 (BAM) (AA/NR)
$300,000	2.500%	05/01/2027	$311,802
310,000	2.500	05/01/2028	322,918
315,000	2.625	05/01/2029	331,660
1,060,000	3.000	05/01/2034	1,141,122
2,130,000	3.125	05/01/2038	2,281,166
1,725,000	3.250	05/01/2040	1,858,601
Ventana Community Development District Special Assessment RB Series 2018 (NR/NR)(f)
500,000	4.000	05/01/2024	496,640
1,000,000	4.625	05/01/2029	983,590
1,000,000	5.000	05/01/2038	982,450
Veranda Community Development District II Special Assessment Area 1 Gardens East Project Series 2018 A (NR/NR)
325,000	4.000	11/01/2024	324,184
395,000	4.500	11/01/2029	399,061
Veranda Community Development District II Special Assessment Area 1 Preserve West Project Series 2018 A (NR/NR)
300,000	4.000	11/01/2024	299,247
375,000	4.500	11/01/2029	378,859
Verandah East Community Development District Special Assessment Refunding & Improvement RB Series 2016 (NR/NR)
1,560,000	3.750	05/01/2026	1,516,913
Verano #1 Community Development District Senior Special Assessment Refunding for Community Infrastructure Project Series 2017 A-1 (BBB/NR)(f)
345,000	3.250	05/01/2024	358,407
360,000	3.500	05/01/2025	378,785
370,000	3.625	05/01/2026	394,050
Verano #1 Community Development District Special Assessment Bonds for District #1 Project Series 2015 (NR/NR)
530,000	4.750	11/01/2025	533,450
Verano No. 2 Community Development District Special Assessment Bonds for POD C Project Series 2020 (NR/NR)
250,000	3.250	05/01/2031	222,230
235,000	4.000	05/01/2040	208,793
Verano No. 2 Community Development District Special Assessment Bonds for POD D Project Series 2020 (NR/NR)
250,000	2.875	05/01/2025	235,715
250,000	3.250	05/01/2031	222,230
330,000	4.000	05/01/2040	293,198
Verano No. 2 Community Development District Special Assessment Bonds for POD E Project Series 2020 (NR/NR)
190,000	2.875	05/01/2025	179,143
250,000	3.250	05/01/2031	222,230
235,000	4.000	05/01/2040	208,793
Verona Walk Community Development District Special Assessment Senior Lien RB Refunding for Capital Improvement Series 2013 A-1 (A/NR)
500,000	4.250	05/01/2030	533,200
Villa Portofino East Community Development District Special Assessment Refunding Series 2019 (NR/NR)
500,000	3.125	05/01/2025	484,255
500,000	3.500	05/01/2030	471,705
930,000	3.750	05/01/2037	845,240

Municipal Bonds – (continued)
Florida – (continued)
Village Community Development District No. 12 Special Assessment RB Series 2018 (NR/NR)(f)
1,000,000	3.250	05/01/2023	998,820
1,000,000	3.800	05/01/2028	1,005,420
1,995,000	4.000	05/01/2033	2,000,426
Village Community Development District No. 13 Special Assessment RB Series 2019 (NR/NR)
1,445,000	2.625	05/01/2024	1,409,641
1,250,000	3.000	05/01/2029	1,181,738
1,500,000	3.375	05/01/2034	1,394,205
3,965,000	3.550	05/01/2039	3,585,232
Village Community Development District No. 6 Special Assessment RB Refunding Series 2017 (A-/NR)
345,000	4.000	05/01/2026	381,256
345,000	4.000	05/01/2027	384,230
350,000	4.000	05/01/2028	393,775
365,000	4.000	05/01/2029	403,679
Village Community Development District No. 6 Special Assessment RB Refunding Series 2017 (BAM) (AA/NR)
1,935,000	3.500	05/01/2032	2,092,896
2,265,000	4.000	05/01/2037	2,453,018
Villamar Community Development District Special Assessment Bonds Series 2019 (NR/NR)
170,000	3.750	05/01/2024	165,476
250,000	4.000	05/01/2029	237,710
Vizcaya In Kendall Community Development District Special Assessment Bonds Series 2016 (BBB-/NR)
220,000	2.750	11/01/2024	223,419
225,000	3.000	11/01/2025	230,002
230,000	3.200	11/01/2026	235,837
Waterford Landing Community Development District Capital Improvement RB Series 2014 (NR/NR)
765,000	5.500	05/01/2034	792,333
925,000	5.750	05/01/2044	964,479
Waters Edge Community Development District Capital Improvement RB Refunding Senior Lien Series 2015 A-1 (BBB+/NR)
2,150,000	4.000	05/01/2031	2,288,933
Waterset Central Community Development District Special Assessment Bonds Series 2018 (NR/NR)(f)
500,000	5.125	11/01/2038	494,725
Waterset North Community Development District Special Assessment RB Series 2014 (NR/NR)
2,365,000	5.500	11/01/2045	2,425,402
Wesbridge Community Development District Special Assessment Series 2019 (NR/NR)
300,000	3.250	11/01/2024	291,300
375,000	3.625	11/01/2029	357,319
1,000,000	4.000	11/01/2039	916,070
West Port Community Development District Special Assessment Bonds Series 2020 (NR/NR)(f)(h)
365,000	2.650	05/01/2025	351,659
630,000	3.000	05/01/2031	585,295
925,000	4.000	05/01/2040	865,412
1,595,000	4.000	05/01/2051	1,427,828

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
West Villages Improvement District Unit of Development No. 7 Master Infrastructure Special Assessment RB Series 2019 (NR/NR)
$500,000	4.000%	05/01/2024	$498,610
750,000	4.250	05/01/2029	746,625
Westside Community Development District Solara Phase 2 Assessment Area Special Assessment RB Series 2019 (NR/NR)
295,000	3.625	05/01/2024	292,398
355,000	3.900	05/01/2029	350,183
Westside Community Development District Special Assessment RB Refunding Series 2019 (NR/NR)(f)
675,000	3.500	05/01/2024	661,898
810,000	3.750	05/01/2029	784,477
Wildblue Community Development District Special Assessment Bonds Series 2019 (NR/NR)(f)
600,000	3.500	06/15/2024	590,844
1,285,000	3.750	06/15/2030	1,243,931
Willows Community Development District Special Assessment RB Series 2019 (NR/NR)
250,000	3.875	05/01/2024	249,713
500,000	4.370	05/01/2029	501,805
Winding Cypress Community Development District Phase 3 Assessment Area Special Assessment Bonds Series 2019 (NR/NR)
200,000	4.250	11/01/2029	197,054
680,000	4.875	11/01/2039	671,106
Wiregrass Community Development District Capital Improvement RB Series 2016 (NR/NR)
135,000	4.875	05/01/2036	134,627
250,000	5.000	05/01/2047	248,313
Wynnfield Lakes Community Development District Special Assessment Refunding Bonds Series 2014 (BBB+/NR)
1,450,000	4.500	05/01/2036	1,533,694

			680,047,249

Georgia – 2.0%
Atlanta Airport RB Refunding Series 2012 C (AA-/Aa3)
1,250,000	5.000	01/01/2027	1,310,450
Bartow County Development Authority RB for Georgia Power Co. Series 2013 (A-/Baa1)(c)(d)
5,250,000	1.550	08/19/2022	5,108,565
Burke County Development Authority Pollution Control RB for Georgia Power Company Plant Vogtle Project Fifth Series 1994 (A-/Baa1)(c)(d)
3,000,000	2.150	06/13/2024	2,916,210
Burke County Development Authority Pollution Control RB for Georgia Power Company Plant Vogtle Project First Series 2008 (A-/Baa1)(c)(d)
3,500,000	1.650	06/18/2021	3,476,060
Burke County Development Authority Pollution Control RB for Georgia Power Company Plant Vogtle Project Fourth Series 1994 (A-/Baa1)(c)(d)
1,600,000	2.250	05/25/2023	1,573,968
Burke County Development Authority Pollution Control RB for Georgia Power Company Plant Vogtle Project Second Series 2008 (A-/NR)(c)(d)
2,500,000	2.925	03/12/2024	2,506,475

Municipal Bonds – (continued)
Georgia – (continued)
Burke County Development Authority Pollution Control RB for Oglethorpe Power Corp. Vogtle Series 2017 F (A-/Baa1)(c)(d)
9,475,000	3.000	02/01/2023	9,530,145
Burke County Development Authority Pollution Control RB Refunding for Georgia Power Co. Series 2012 (A-/Baa1)(c)(d)
5,100,000	1.550	08/19/2022	4,962,606
City of Atlanta RB for Water & Wastewater Series 2018 B (AA-/Aa2)
4,750,000	3.500	11/01/2043	5,112,045
County of Fulton RB Refunding for Water & Sewerage Series 2013 A (AA/Aa2)
7,585,000	4.000	01/01/2035	8,039,872
Fayette County Hospital Authority RB Refunding for Piedmont Healthcare, Inc. Obligated Group Series 2019 A (AA-/A1)(c)(d)
1,050,000	5.000	07/01/2024	1,171,412
Gainesville & Hall County Development Authority RB Refunding for Riverside Military Academy Series 2017 (BBB-/NR)
625,000	5.000	03/01/2027	623,625
Glynn-Brunswick Memorial Hospital Authority RB Refunding for Southeast Georgia Health System Obligated Group Series 2020 (BBB+/Baa1)
750,000	4.000	08/01/2035	852,450
500,000	4.000	08/01/2036	541,560
750,000	4.000	08/01/2037	806,010
745,000	4.000	08/01/2038	794,058
Main Street Natural Gas, Inc. Gas Supply RB Series 2018 A (NR/Aa2)(c)(d)
14,250,000	4.000	09/01/2023	14,679,780
Main Street Natural Gas, Inc. Gas Supply RB Series 2019 A (A-/A3)
2,500,000	5.000	05/15/2025	2,707,900
3,000,000	5.000	05/15/2026	3,287,640
3,000,000	5.000	05/15/2027	3,316,170
2,455,000	5.000	05/15/2028	2,731,187
2,800,000	5.000	05/15/2029	3,119,116
4,875,000	5.000	05/15/2049	5,640,229
Main Street Natural Gas, Inc. Gas Supply RB Series 2019 B (NR/Aa1)(c)(d)
14,050,000	4.000	12/02/2024	14,991,631
Milledgeville & Baldwin County Development Authority Student Housing RB Refunding for Georgia College & State University Foundation Property V, LLC Project Series 2007 (AMBAC) (A+/WR)(g)
5,200,000	(3 Mo. LIBOR + 0.65%), 1.929	10/01/2033	4,861,428
Municipal Electric Authority RB Georgia Plant Vogtle Units 3 & 4 Project Series 2019 A (A/Baa3)
2,210,000	5.000	01/01/2023	2,338,777
4,155,000	5.000	01/01/2024	4,480,627
4,360,000	5.000	01/01/2025	4,776,598
4,575,000	5.000	01/01/2026	5,058,257
4,805,000	5.000	01/01/2027	5,378,092
5,040,000	5.000	01/01/2028	5,710,623
5,295,000	5.000	01/01/2029	6,001,035

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Georgia – (continued)
Municipal Electric Authority RB Refunding Series 2019 A (A-/A2)
$830,000	5.000%	01/01/2024	$898,434
900,000	5.000	01/01/2025	993,573
Rockdale County Development Authority RB Refunding for Pratt Paper LLC Project Series 2018 (AMT) (NR/NR)(f)
1,275,000	4.000	01/01/2038	1,131,588
Savannah Economic Development Authority Pollution Control RB Refunding for International Paper Company Series 2019 B (BBB/Baa2)
1,925,000	1.900	08/01/2024	1,898,108
Savannah Economic Development Authority RB Refunding for International Paper Co. Series 2019 A (BBB/Baa2)(c)(d)
400,000	2.000	10/01/2024	392,044

			143,718,348

Guam – 0.4%
Guam Government Business Privilege Tax RB Refunding Series 2015 D (BB/NR)
3,000,000	5.000	11/15/2022	3,053,160
Guam Government Business Privilege Tax RB Series 2012 B-1 (BB/NR)
2,980,000	5.000	01/01/2029	2,997,552
Guam Government GO Bonds Series 2019 (AMT) (BB-/Ba1)
2,695,000	5.000	11/15/2031	2,705,295
Guam Government Limited Obligation RB Section 30 Series 2016 A (BB/NR)
2,755,000	5.000	12/01/2025	2,824,068
2,255,000	5.000	12/01/2026	2,310,270
2,000,000	5.000	12/01/2027	2,040,240
Guam Power Authority RB Refunding Series 2012 A (AGM) (AA/A2)
1,500,000	5.000	10/01/2024	1,554,165
2,790,000	5.000	10/01/2030	2,874,704
Guam Power Authority RB Series 2014 A (AGM) (AA/A2)
325,000	5.000	10/01/2039	336,609
250,000	5.000	10/01/2044	257,583
Guam Waterworks Authority RB for Water & Wastewater System Series 2016 (A-/Baa2)
1,030,000	5.000	01/01/2046	1,019,669
Guam Waterworks Authority RB Refunding for Water & Wastewater System Series 2017 (A-/Baa2)
350,000	5.000	07/01/2025	364,073
525,000	5.000	07/01/2026	547,748
350,000	5.000	07/01/2027	365,775
370,000	5.000	07/01/2028	385,070
725,000	5.000	07/01/2029	751,151
700,000	5.000	07/01/2030	722,113
700,000	5.000	07/01/2031	719,292
700,000	5.000	07/01/2032	717,381
Port Authority of Guam Private Activity RB Series 2018 B (AMT) (A/Baa2)
400,000	5.000	07/01/2029	406,400
600,000	5.000	07/01/2031	604,872
250,000	5.000	07/01/2033	250,880
225,000	5.000	07/01/2034	225,146

Municipal Bonds – (continued)
Guam – (continued)
Port Authority of Guam Private Activity RB Series 2018 B (AMT) (A/Baa2) – (continued)
425,000	5.000	07/01/2036	421,133

			28,454,349

Hawaii – 0.4%
City & County Honolulu RB for Wastewater System Series 2018 A (AA/Aa2)
3,000,000	4.000	07/01/2042	3,368,940
City & County Honolulu RB for Wastewater System Series 2019 A (AA/Aa2)
260,000	5.000	07/01/2020	262,517
500,000	5.000	07/01/2021	524,335
430,000	5.000	07/01/2022	465,608
200,000	5.000	07/01/2023	223,556
City & County Honolulu RB Refunding for Wastewater System Series 2019 A (AA-/Aa3)
1,310,000	5.000	07/01/2020	1,322,524
City & County Honolulu RB Refunding for Wastewater System Series 2019 B (AA/Aa2)
250,000	4.000	07/01/2020	251,805
680,000	5.000	07/01/2021	713,096
Hawaii State Department of Budget & Finance RB Refunding for Hawaiian Electric Co., Inc. Series 2017 B (AMT) (A-/Baa2)
5,025,000	4.000	03/01/2037	5,216,754
Hawaii State Department of Budget & Finance RB Refunding for Hawaiian Electric Co., Inc. Series 2019 (A-/Baa2)
9,055,000	3.200	07/01/2039	8,902,514
Honolulu City & County GO Bonds Refunding Series 2019 J (AA+/Aa1)
6,565,000	1.967	08/01/2025	6,584,432
Kauai County Community Facilities District No. 2008-1 Special Tax RB for Kukui’ula Development Series 2019 (NR/NR)
30,000	4.000	05/15/2026	31,087
75,000	5.000	05/15/2029	83,036
35,000	5.000	05/15/2030	38,607
150,000	5.000	05/15/2031	164,121
180,000	5.000	05/15/2032	196,364
60,000	3.000	05/15/2033	52,848
100,000	3.000	05/15/2034	86,924
150,000	3.000	05/15/2035	128,632
670,000	3.250	05/15/2039	566,418
575,000	5.000	05/15/2044	604,187

			29,788,305

Idaho – 0.0%
Nez Perce County PCRB Refunding for Potlatch Corp. Project Series 2016 (BBB-/Baa3)
2,000,000	2.750	10/01/2024	1,924,360

Illinois – 13.1%
Berwyn Municipal Securitization Corp. RB Refunding Series 2019 (AGM-CR) (AA/NR)
7,200,000	5.000	01/01/2035	8,748,864
Carol Stream Park District GO Refunding Bonds Series 2016 (BAM) (AA/A2)
3,510,000	5.000	01/01/2037	4,065,387

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
Champaign County Community Unit School District No. 4 Champaign GO Bonds Series 2020 A (AA/NR)(e)
$350,000	0.000%	01/01/2026	$316,914
165,000	0.000	01/01/2027	146,197
240,000	0.000	01/01/2028	207,972
Champaign County Community Unit School District No. 4 Champaign GO Bonds Series 2020 A (AA/NR)
200,000	5.000	01/01/2029	249,510
175,000	5.000	01/01/2030	217,010
665,000	5.000	01/01/2031	819,433
1,865,000	5.000	01/01/2032	2,281,809
765,000	5.000	01/01/2033	935,190
1,115,000	5.000	01/01/2034	1,359,586
Chicago Board of Education GO Bonds for Build America Bonds Series 2009 E (BB-/B1)
555,000	5.382	12/01/2023	561,216
2,250,000	5.482	12/01/2024	2,272,545
Chicago Illinois Board of Education Dedicated Capital Improvement Series 2016 (A/NR)
3,550,000	6.000	04/01/2046	3,764,597
Chicago Illinois Board of Education Dedicated Capital Improvement Series 2017 (A/NR)
760,000	5.000	04/01/2034	776,370
575,000	5.000	04/01/2035	585,839
525,000	5.000	04/01/2036	533,536
490,000	5.000	04/01/2037	497,017
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1998 B-1 (NATL-RE) (BB-/Baa2)(e)
2,015,000	0.000	12/01/2026	1,595,034
600,000	0.000	12/01/2027	456,648
2,930,000	0.000	12/01/2029	2,054,252
2,660,000	0.000	12/01/2030	1,787,307
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1999 A (NATL-RE) (BB-/Baa2)(e)
915,000	0.000	12/01/2027	696,388
965,000	0.000	12/01/2028	704,971
410,000	0.000	12/01/2030	275,487
Chicago Illinois Board of Education GO Bonds Capital Appreciation Series 2009 C (BBB+/Ba1)(e)
670,000	0.000	01/01/2031	445,771
Chicago Illinois Board of Education GO Bonds Series 2015 C (BB-/NR)
2,500,000	6.000	12/01/2035	2,628,100
Chicago Illinois Board of Education GO Refunding Bonds Capital Appreciation for School Reform Series 1999 A (NATL-RE) (BB-/Baa2)(e)
4,520,000	0.000	12/01/2031	2,906,224
Chicago Illinois Board of Education GO Refunding Bonds for School Reform Series 1999 A (NATL-RE) (BB-/Baa2)
4,685,000	5.500	12/01/2026	5,460,133
Chicago Illinois Board of Education GO Refunding Bonds Series 1999 A (NATL-RE) (BB-/Baa2)(e)
3,430,000	0.000	12/01/2023	3,035,721

Municipal Bonds – (continued)
Illinois – (continued)
Chicago Illinois Board of Education GO Refunding Bonds Series 2005 A (AMBAC) (BB-/B1)
2,500,000	5.500	12/01/2026	2,774,675
6,330,000	5.500	12/01/2027	7,077,510
3,000,000	5.500	12/01/2028	3,383,490
2,000,000	5.500	12/01/2029	2,273,020
Chicago Illinois Board of Education Unlimited Tax GO Bonds for Dedicated Alternate Revenues Series 2015 C (BB-/NR)
1,000,000	5.250	12/01/2039	1,010,220
Chicago Illinois Board of Education Unlimited Tax GO Bonds for Dedicated Revenues Series 2012 A (BB-/B1)
5,135,000	5.000	12/01/2042	5,086,218
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2009 E (BB-/B1)
2,300,000	6.038	12/01/2029	2,295,239
2,500,000	6.138	12/01/2039	2,453,750
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2016 A (BB-/NR)
5,160,000	7.000	12/01/2044	5,656,186
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2016 B (BB-/NR)
7,125,000	6.500	12/01/2046	7,692,578
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2018 A (AGM) (AA/NR)
1,825,000	5.000	12/01/2025	2,111,197
2,190,000	5.000	12/01/2026	2,584,726
2,375,000	5.000	12/01/2027	2,848,171
7,445,000	5.000	12/01/2028	9,043,739
700,000	5.000	12/01/2030	845,019
1,800,000	5.000	12/01/2031	2,166,786
1,000,000	5.000	12/01/2032	1,200,920
2,000,000	5.000	12/01/2033	2,395,300
600,000	5.000	12/01/2034	716,196
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2018 C (AGM) (AA/NR)
5,000,000	5.000	12/01/2027	5,996,150
5,230,000	5.000	12/01/2028	6,353,090
5,500,000	5.000	12/01/2029	6,661,050
4,690,000	5.000	12/01/2030	5,661,628
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2019 A (BB-/NR)(e)
2,000,000	0.000	12/01/2025	1,624,140
2,000,000	0.000	12/01/2026	1,559,200
300,000	0.000	12/01/2027	224,607
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2019 A (BB-/NR)
2,500,000	4.000	12/01/2027	2,408,650
4,000,000	5.000	12/01/2028	4,112,560
5,000,000	5.000	12/01/2029	5,138,850
5,000,000	5.000	12/01/2030	5,118,400

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2019 B (BB-/NR)
$125,000	5.000%	12/01/2021	$126,297
750,000	5.000	12/01/2022	761,378
1,200,000	5.000	12/01/2023	1,222,188
1,250,000	5.000	12/01/2024	1,276,700
1,200,000	5.000	12/01/2025	1,228,272
1,000,000	5.000	12/01/2026	1,026,230
1,000,000	5.000	12/01/2027	1,027,480
1,000,000	5.000	12/01/2028	1,028,140
1,000,000	5.000	12/01/2029	1,027,770
1,000,000	5.000	12/01/2030	1,023,680
1,000,000	5.000	12/01/2031	1,021,290
1,000,000	5.000	12/01/2032	1,019,110
1,000,000	5.000	12/01/2033	1,017,030
Chicago Illinois Capital Appreciation GO Bonds for City Colleges Project Series 1999 (AGM-CR) (NATL-RE) (AA/A2)(e)
1,465,000	0.000	01/01/2030	1,088,422
Chicago Illinois Capital Appreciation GO Bonds for City Colleges Project Series 1999 (NATL-RE) (BBB+/Baa2)(e)
1,050,000	0.000	01/01/2028	799,617
Chicago Illinois Capital Appreciation Refunding & Project Series 2009 C (BBB+/Ba1)(e)
750,000	0.000	01/01/2032	477,787
Chicago Illinois GO Bonds Project and Refunding RMKT 06/08/15 Series 2005 D (BBB+/Ba1)
330,000	5.500	01/01/2037	341,273
3,020,000	5.500	01/01/2040	3,110,117
Chicago Illinois GO Bonds Project Refunding Series 2014 A (BBB+/Ba1)
1,500,000	5.250	01/01/2033	1,531,305
630,000	5.000	01/01/2034	637,245
11,590,000	5.000	01/01/2036	11,686,313
Chicago Illinois GO Bonds Project Series 2011 A (BBB+/Ba1)
650,000	5.000	01/01/2040	634,016
Chicago Illinois GO Bonds Project Series 2012 A (BBB+/Ba1)
2,905,000	5.000	01/01/2034	2,921,181
Chicago Illinois GO Bonds Series 2010 B (BBB+/Ba1)
1,130,000	7.517	01/01/2040	1,270,809
Chicago Illinois GO Bonds Series 2015 A (BBB+/NR)
1,320,000	5.500	01/01/2039	1,360,564
Chicago Illinois GO Bonds Series 2015 B (BBB+/NR)
13,893,000	7.375	01/01/2033	16,829,563
Chicago Illinois GO Bonds Series 2019 (BBB+/NR)
2,700,000	5.000	01/01/2027	2,790,315
3,760,000	5.000	01/01/2028	3,893,217
4,890,000	5.000	01/01/2029	5,062,617
2,720,000	5.000	01/01/2031	2,802,062
Chicago Illinois GO Bonds Series 2019 A (BBB+/NR)
3,000,000	5.500	01/01/2049	3,106,410
Chicago Illinois GO Refunding Bonds Series 2012 B (BBB+/Ba1)
2,385,000	5.432	01/01/2042	2,118,786
Chicago Illinois GO Refunding Bonds Series 2015 C (BBB+/NR)
2,575,000	5.000	01/01/2024	2,630,259
4,435,000	5.000	01/01/2025	4,550,177
5,600,000	5.000	01/01/2038	5,646,088

Municipal Bonds – (continued)
Illinois – (continued)
Chicago Illinois Midway Airport RB Refunding Second Lien Series 2013 A (AMT) (A/A3)
2,500,000	5.500	01/01/2029	2,722,825
Chicago Illinois O’Hare International Airport RB General Airport Senior Lien Series 2018 B (A/NR)
7,000,000	5.000	01/01/2039	8,147,090
Chicago Illinois O’Hare International Airport RB Refunding General Airport Senior Lien Series 2015 A (AMT) (A/NR)
2,595,000	5.000	01/01/2023	2,782,515
4,760,000	5.000	01/01/2024	5,214,818
Chicago Illinois O’Hare International Airport RB Refunding General Airport Senior Lien Series 2016 C (A/NR)
9,105,000	5.000	01/01/2037	10,171,378
Chicago Illinois O’Hare International Airport RB Refunding General Airport Senior Lien Series 2016 D (A/NR)
8,000,000	5.250	01/01/2035	9,269,680
Chicago Illinois Sales Tax Refunding Series 2002 (ETM) (BBB-/NR)(a)
1,105,000	5.000	01/01/2025	1,300,419
Chicago Illinois Tax Increment Allocation RB Refunding for Pilsen Redevelopment Project Series 2014 A (A+/NR)
1,135,000	5.000	06/01/2020	1,138,518
Chicago Illinois Wastewater Transmission RB Second Lien Series 2017 A (AGM) (AA/NR)
475,000	5.250	01/01/2042	562,134
1,330,000	4.000	01/01/2052	1,420,733
Chicago Illinois Water RB Refunding Second Lien Project RMKT 05/23/16 Series 2000 (A/Baa2)
1,500,000	5.000	11/01/2028	1,752,450
1,780,000	5.000	11/01/2029	2,072,472
1,000,000	5.000	11/01/2030	1,160,340
Chicago Illinois Water RB Refunding Second Lien Project RMKT 05/23/16 Series 2004 (A/NR)
1,500,000	5.000	11/01/2026	1,753,455
Chicago Illinois Water RB Refunding Second Lien Project Series 2012 (A/Baa2)
15,475,000	5.000	11/01/2042	16,494,029
City of Chicago GO Refunding Bonds Series 2020 A (BBB+/NR)
3,330,000	5.000	01/01/2027	3,441,388
6,950,000	5.000	01/01/2028	7,196,239
5,810,000	5.000	01/01/2029	6,015,093
6,310,000	5.000	01/01/2030	6,537,349
430,000	5.000	01/01/2031	444,156
City of Chicago Taxable GO Unlimited Bonds Series 2012 B (AGM-CR) (AA/A2)
265,000	5.432	01/01/2042	333,590
City of Chicago Taxable GO Unlimited Bonds Series 2014 B (AGM-CR) (AA/A2)
5,650,000	6.314	01/01/2044	7,734,454
City of Peoria GO Refunding Bonds Series 2019 (AGM) (AA/A2)
880,000	5.000	01/01/2029	1,101,223
1,470,000	5.000	01/01/2031	1,829,239
Cook County Community School District No. 97 Oak Park GO Bonds Series 2020 (NR/Aa2)
155,000	4.000	01/01/2025	173,492
195,000	4.000	01/01/2026	221,797

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
Cook County Community School District No. 97 Oak Park GO Bonds Series 2020 (NR/Aa2) – (continued)
$115,000	4.000%	01/01/2027	$132,972
200,000	4.000	01/01/2028	235,200
190,000	4.000	01/01/2029	222,482
145,000	4.000	01/01/2030	168,974
Cook County High School District No. 209 Proviso Township GO Bonds Limited Tax School Series 2018 B (AGM) (AA/NR)
10,350,000	5.500	12/01/2036	13,089,127
Cook County Illinois GO Refunding Bonds Series 2010 A (A+/A2)
4,000,000	5.250	11/15/2033	4,028,920
Cook County School District No. 95 GO Refunding Bonds for Brookfield-Lagrange Park Project Series 2017 A (NR/Aa2)
840,000	4.000	12/01/2023	913,618
County of Will Illinois GO Bonds Series 2019 (AA+/Aa1)
1,500,000	4.000	11/15/2047	1,686,150
DeKalb Kane & LaSalle Counties Etc. Community College District No. 523 Kishwaukee GO Refunding Bonds Series 2020 (AA-/NR)
500,000	2.163	02/01/2026	510,205
Illinois Finance Authority RB for Columbia College Chicago Series 2019 (BBB+/NR)
605,000	5.000	12/01/2034	646,080
775,000	5.000	12/01/2039	814,757
1,000,000	5.000	12/01/2044	1,040,680
Illinois Finance Authority RB for Cook County School District No. 73 East Prairie Series 2018 (BAM) (AA/A1)
2,325,000	4.000	12/01/2036	2,579,262
1,420,000	4.000	12/01/2037	1,569,214
4,230,000	4.000	12/01/2042	4,630,496
Illinois Finance Authority RB for Cook County School District No. 95 Brookfield Series 2018 (NR/Aa2)
500,000	4.000	12/01/2038	548,885
400,000	4.000	12/01/2040	438,460
1,085,000	4.000	12/01/2042	1,184,581
Illinois Finance Authority RB for DuPage County Community High School District No. 99 Downers Grove Series 2020 A (AA+/NR)
800,000	4.000	12/15/2031	956,504
1,300,000	4.000	12/15/2032	1,543,776
3,740,000	4.000	12/15/2033	4,387,618
1,700,000	4.000	12/15/2034	1,983,526
1,350,000	4.000	12/15/2035	1,563,854
2,750,000	3.000	12/15/2036	2,919,290
2,000,000	3.000	12/15/2037	2,114,380
Illinois Finance Authority RB for Northwestern Memorial Healthcare Obligation Group Series 2017 A (AA+/Aa2)
19,555,000	4.000	07/15/2047	20,883,762
Illinois Finance Authority RB for Northwestern University Series 2015 (AAA/Aa1)
5,220,000	5.000	12/01/2026	6,276,737
Illinois Finance Authority RB for Roosevelt University Series 2019 A (NR/NR)(f)
5,600,000	6.125	04/01/2049	5,890,416

Municipal Bonds – (continued)
Illinois – (continued)
Illinois Finance Authority RB Refunding for Edward Elmhurst Healthcare Obligation Group Series 2018 A (A/NR)
4,000,000	4.250	01/01/2044	4,328,720
Illinois Finance Authority RB Refunding for Franciscan Communities Project Series 2017 A (BBB-/NR)
1,425,000	4.000	05/15/2027	1,361,958
Illinois Finance Authority RB Refunding for Illinois Institute of Technology Series 2019 (NR/Baa3)
750,000	5.000	09/01/2026	822,727
500,000	5.000	09/01/2027	552,875
500,000	5.000	09/01/2028	556,340
1,600,000	5.000	09/01/2030	1,775,904
1,000,000	5.000	09/01/2031	1,104,700
1,000,000	5.000	09/01/2032	1,101,890
1,035,000	5.000	09/01/2033	1,136,513
1,150,000	5.000	09/01/2034	1,257,617
Illinois Finance Authority RB Refunding for University of Chicago Series 2018 A (AA-/Aa2)
2,100,000	5.000	10/01/2041	2,554,272
Illinois Sales Tax Securitization Corp. RB Refunding Second Lien Series 2020 A (AA-/NR)
5,275,000	5.000	01/01/2027	5,989,393
3,350,000	5.000	01/01/2028	3,857,592
3,515,000	5.000	01/01/2029	4,100,001
2,195,000	5.000	01/01/2030	2,590,254
4,380,000	5.000	01/01/2036	5,086,100
5,290,000	4.000	01/01/2038	5,452,403
Illinois Sales Tax Securitization Corp. RB Refunding Series 2018 C (AA-/NR)
10,685,000	5.000	01/01/2026	11,946,150
8,170,000	5.000	01/01/2027	9,276,463
15,355,000	5.000	01/01/2028	17,681,590
11,790,000	5.000	01/01/2029	13,752,210
Illinois Sports Facilities Authority Refunding Bonds Series 2014 (AGM) (AA/NR)
4,160,000	5.000	06/15/2027	4,728,838
Illinois State GO Bonds for Build America Bonds Series 2010-5 (BBB-/Baa3)
1,780,000	7.350	07/01/2035	1,997,196
Illinois State GO Bonds Pension Funding Series 2003 (BBB-/Baa3)
39,035,000	5.100	06/01/2033	38,747,312
Illinois State GO Bonds Series 2013 (BBB-/Baa3)
5,000,000	5.500	07/01/2024	5,256,800
1,950,000	5.500	07/01/2025	2,045,492
2,150,000	5.500	07/01/2026	2,246,277
3,165,000	5.500	07/01/2027	3,289,511
5,500,000	5.250	07/01/2028	5,651,745
9,490,000	5.500	07/01/2038	9,683,501
Illinois State GO Bonds Series 2017 A (BBB-/Baa3)
375,000	4.500	12/01/2041	360,101
Illinois State GO Bonds Series 2017 C (BBB-/Baa3)
26,930,000	5.000	11/01/2029	27,881,706
Illinois State GO Bonds Series 2017 D (BBB-/Baa3)
25,805,000	5.000	11/01/2021	26,350,517
14,700,000	5.000	11/01/2022	15,124,095

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
Illinois State GO Bonds Series 2017 D (BBB-/Baa3) – (continued)
$3,615,000	5.000%	11/01/2023	$3,753,997
46,925,000	5.000	11/01/2024	49,150,653
27,000,000	5.000	11/01/2025	28,490,130
23,405,000	5.000	11/01/2027	24,360,158
600,000	5.000	11/01/2028	622,848
Illinois State GO Bonds Series 2018 A (BBB-/Baa3)
7,860,000	5.000	05/01/2020	7,868,331
16,380,000	5.000	05/01/2031	16,915,135
1,760,000	5.000	05/01/2042	1,770,701
1,760,000	5.000	05/01/2043	1,768,483
Illinois State GO Bonds Series 2019 C (BBB-/Baa3)
9,175,000	4.000	11/01/2042	8,150,887
Illinois State GO Refunding Bonds Series 2016 (AGM) (AA/A2)
3,960,000	4.000	02/01/2030	3,923,291
1,185,000	4.000	02/01/2031	1,169,405
Illinois State GO Refunding Bonds Series 2017 D (BBB-/Baa3)
2,235,000	5.000	11/01/2020	2,252,634
Illinois State Sales Tax RB Junior Obligation Series 2016 A (BBB/NR)
1,605,000	5.000	06/15/2022	1,629,942
Illinois State Sales Tax RB Refunding Junior Obligation Series 2016 C (BBB/NR)
675,000	4.000	06/15/2021	675,459
2,875,000	5.000	06/15/2022	2,919,678
Illinois State Sales Tax RB Refunding Junior Obligation Series 2016 D (BBB/NR)
3,185,000	4.000	06/15/2021	3,187,166
Illinois State Toll Highway Authority RB Refunding Senior Series 2019 B (AA-/A1)
2,745,000	5.000	01/01/2025	3,150,491
Illinois State Toll Highway Authority RB Refunding Senior Series 2019 C (AA-/A1)
13,975,000	5.000	01/01/2026	16,343,204
Kane County School District No. 131 Aurora East Side GO Refunding Bonds Series 2020 B (AGM) (AA/A1)
350,000	5.000	12/01/2025	415,590
410,000	5.000	12/01/2026	497,248
405,000	4.000	12/01/2028	475,928
Kendall Kane & Will Counties Community Unit School District No. 308 GO Bonds Series 2011 A (NR/A2)
4,545,000	5.000	02/01/2029	4,678,396
Metropolitan Pier & Exposition Authority RB Capital Appreciation for McCormick Place Expansion Series 2002 A (NATL-RE) (BBB/Baa2)(e)
5,600,000	0.000	12/15/2032	3,650,640
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2002 A (NATL-RE) (BBB/Baa2)(e)
2,690,000	0.000	12/15/2031	1,837,378
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2002 A (NATL-RE) (BBB/NR)
1,555,000	5.700	06/15/2024	1,661,766
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2002 A (NATL-RE) (NR/NR)(a)
460,000	5.700	06/15/2022	509,340

Municipal Bonds – (continued)
Illinois – (continued)
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2012 B (ST APPROP) (BBB/NR)
4,390,000	5.000	12/15/2028	4,421,520
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2017 B (BBB/NR)(b)
2,000,000	5.000	12/15/2028	2,044,760
300,000	5.000	12/15/2032	303,639
600,000	5.000	12/15/2033	606,402
500,000	5.000	12/15/2034	505,280
1,260,000	0.000	12/15/2037	679,468
3,500,000	0.000	12/15/2042	1,822,555
3,850,000	0.000	12/15/2047	1,963,808
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2020 A (BBB/NR)
11,975,000	4.000	06/15/2050	10,844,081
1,160,000	5.000	06/15/2050	1,134,909
Railsplitter Tobacco Settlement Authority Tobacco Settlement RB Series 2010 (BBB+/NR)(a)
1,125,000	6.000	06/01/2021	1,187,606
Regional Transportation Authority Illinois GO Refunding Bonds Series 2017 A (AA/NR)
4,415,000	5.000	07/01/2029	5,410,450
Southwestern Illinois Development Authority RB Capital Appreciation for Local Government Program Series 2007 (AGM) (AA/NR)(e)
6,020,000	0.000	12/01/2025	5,323,546
Springfield Illinois Senior Lien Electric RB Refunding Series 2015 (AGM) (AA/A2)
4,000,000	3.500	03/01/2030	4,254,680
State of Illinois GO Bonds Series 2010-1 (BBB-/Baa3)
1,100,000	6.630	02/01/2035	1,184,018
State of Illinois GO Bonds Series 2012 A (BBB-/Baa3)
300,000	5.000	01/01/2034	301,938
State of Illinois GO Bonds Series 2014 (BBB-/Baa3)
570,000	5.000	02/01/2024	594,282
State of Illinois GO Bonds Series 2016 (BBB-/Baa3)
2,820,000	4.000	06/01/2032	2,701,786
State of Illinois GO Bonds Series 2017 A (BBB-/Baa3)
3,455,000	5.000	12/01/2027	3,633,312
875,000	4.250	12/01/2040	815,859
State of Illinois GO Bonds Series 2017 D (BBB-/Baa3)
925,000	3.250	11/01/2026	873,626
9,450,000	5.000	11/01/2026	9,921,933
State of Illinois GO Refunding Bonds Series 2016 (BBB-/Baa3)
3,800,000	5.000	02/01/2028	3,953,406
State of Illinois GO Refunding Bonds Series 2018 A (BBB-/Baa3)
500,000	5.000	10/01/2028	523,270
State of Illinois GO Unlimited Bonds Series 2016 (BBB-/Baa3)
2,360,000	5.000	11/01/2020	2,378,620
State of Illinois GO Unlimited Bonds Series 2017 A (BBB-/Baa3)
1,500,000	4.000	12/01/2033	1,423,500
5,000,000	4.250	12/01/2037	4,740,150
State of Illinois GO Unlimited Refunding Bonds Series 2018 B (BBB-/Baa3)
5,100,000	5.000	10/01/2027	5,360,661

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
State of Illinois RB Refunding Series 2016 C (AA/NR)
$5,580,000	4.000%	06/15/2028	$5,637,251
Upper Illinois River Valley Development Authority RB Refunding for Prairie Crossing Charter School Series 2020 (NR/NR)(f)
375,000	4.000	01/01/2031	352,421
335,000	5.000	01/01/2045	316,361
Village of Hillside Illinois Tax Increment RB Refunding Series 2018 (NR/NR)
945,000	5.000	01/01/2024	952,570
2,690,000	5.000	01/01/2030	2,645,023
Village of Morton Grove Tax Increment Senior Lien RB for Sawmill Station Redevelopment Project Series 2019 (NR/NR)
1,000,000	4.250	01/01/2029	908,860
Village of Romeoville GO Refunding Bonds Series 2019 (AA/Aa2)
3,055,000	5.000	12/30/2027	3,794,280
3,235,000	5.000	12/30/2028	4,077,782
Village of Romeoville RB Refunding for Lewis University Series 2018 B (BBB+/NR)
210,000	4.125	10/01/2041	201,413
420,000	4.125	10/01/2046	394,884
Will County Community High School District No. 210 Lincoln- Way GO Refunding Bonds Series 2020 (AGM) (AA/Baa2)
650,000	4.000	01/01/2034	724,711

			961,295,066

Indiana – 0.4%
City of Mishawaka RB for Sewerage Works Series 2018 (AGM) (AA/NR)
1,845,000	2.000	09/01/2038	1,639,412
City of Whiting Environmental Facilities RB for BP Products North America, Inc. Project Series 2015 (AMT) (A-/A1)(c)(d)
3,000,000	5.000	11/01/2022	3,135,690
City of Whiting Environmental Facilities RB Refunding for BP Products North America, Inc. Project Series 2019 A (AMT) (A-/A1)(c)(d)
11,500,000	5.000	06/05/2026	12,543,280
Indiana Finance Authority Educational Facilities RB for Marian University, Inc. Series 2019 A (BBB/NR)
540,000	5.000	09/15/2034	612,635
680,000	5.000	09/15/2039	756,779
445,000	4.000	09/15/2044	448,453
Indiana Finance Authority RB for Goshen Health Obligated Group Series 2019 B (A-/NR)(c)(d)
2,300,000	2.100	11/01/2026	2,289,581
Indiana Finance Authority RB Refunding for Parkview Health System Obligation Group Series 2018 C (AA-/Aa3)(c)(e
3,940,000	(SIFMA Municipal Swap Index Yield + 0.55%), 5.260	11/01/2023	3,953,159
Indianapolis Local Public Improvement Bond Bank RB Refunding Series 2019 D (AMT) (A/A1)
2,275,000	5.000	01/01/2029	2,711,254
Purdue University RB Series 2007 A (AAA/Aaa)
3,035,000	5.250	07/01/2029	3,912,601

			32,002,844

Municipal Bonds – (continued)
Iowa – 0.1%
City of Davenport GO Corporate Bonds Series 2019 IA (AA/Aa3)
1,060,000	4.000	06/01/2031	1,215,661
Coralville Iowa COPS Series 2016 E (BB/NR)
460,000	4.000	06/01/2020	460,345
500,000	4.000	06/01/2021	502,270
Iowa Finance Authority Midwestern Disaster Area Iowa Fertilizer Company Project RB Refunding Series 2019 (BB-/NR)
2,335,000	3.125	12/01/2022	2,189,296
Iowa Finance Authority RB for Lifespace Communities, Inc. Obligated Group Series 2019 A-1 (BBB/NR)
1,700,000	4.000	05/15/2055	1,488,367
2,300,000	5.000	05/15/2055	2,347,426
Iowa Finance Authority RB for Lifespace Communities, Inc. Obligated Group Series 2019 A-2 (BBB/NR)
1,750,000	2.875	05/15/2049	1,694,332

			9,897,697

Kansas – 0.1%
City of Wichita Health Care Facilities RB for Presbyterian Manors Obligated Group Series III-2019 (NR/NR)
250,000	4.000	05/15/2020	249,947
450,000	4.000	05/15/2021	448,961
1,300,000	4.000	05/15/2023	1,282,346
1,015,000	4.000	05/15/2024	995,695
1,060,000	5.000	05/15/2025	1,082,970
1,165,000	5.000	05/15/2027	1,192,960

			5,252,879

Kentucky – 1.6%
Kentucky Asset Liability Commission General Fund RB Refunding for Floating Rate Project Notes Series 2007 A (NATL-RE) (A-/A1)(g)
9,505,000	(3 Mo. LIBOR + 0.53%), 1.711	11/01/2027	9,116,341
Kentucky Economic Development Finance Authority Hospital RB Refunding for Owensboro Medical Health System, Inc. Series 2017 A (AGM) (AA/A2)
1,200,000	4.000	06/01/2037	1,307,640
400,000	4.000	06/01/2045	428,536
Kentucky Economic Development Finance Authority Hospital RB Refunding for Owensboro Medical Health System, Inc. Series 2017 B (AGM) (AA/A2)
955,000	4.000	06/01/2037	1,042,621
Kentucky Economic Development Finance Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-1 (BBB+/Baa1)
855,000	5.000	08/01/2035	945,416
855,000	5.000	08/01/2036	937,371
Kentucky Public Energy Authority Gas Supply RB Series 2018 B (NR/A1)(c)(d)
25,000,000	4.000	01/01/2025	25,022,750
Kentucky Public Energy Authority Gas Supply RB Series 2019 A-1 (A/A3)(c)(d)
22,955,000	4.000	06/01/2025	23,904,419
Kentucky Public Energy Authority Gas Supply RB Series 2020 A (NR/A1)(c)(d)
10,800,000	4.000	06/01/2026	10,788,552

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Kentucky – (continued)
Kentucky State Property & Building Commission RB Refunding Project No. 112 Series 2016 B (ST APPROP) (A-/A1)
$8,145,000	5.000%	11/01/2025	$9,485,341
Louisville & Jefferson County Metropolitan Government Health System RB for Norton Healthcare, Inc. Series 2016 A (A/NR)
2,000,000	4.000	10/01/2034	2,216,660
Louisville & Jefferson County Metropolitan Government PCRB for Louisville Gas & Electric Company Project Series 2001 B (AMT) (A/A1)(c)(d)
3,080,000	2.550	05/03/2021	3,109,044
Louisville & Jefferson County Metropolitan Government RB for Norton Healthcare Obligated Group Series 2020 A (A/NR)
1,500,000	4.000	10/01/2039	1,710,720
1,100,000	4.000	10/01/2040	1,252,449
Louisville & Jefferson County Metropolitan Government RB for Norton Healthcare Obligated Group Series 2020 C (A/NR)(c)(d)
8,500,000	5.000	10/01/2026	9,649,115
Louisville & Jefferson County Metropolitan Sewer District RB for Kentucky Sewer & Drainage System Series 2011 A (AA/Aa3)
2,295,000	5.000	05/15/2030	2,431,782
Louisville & Jefferson County Metropolitan Sewer District RB Refunding for Kentucky Sewer & Drainage System Series 2018 A (AA/Aa3)
10,000,000	4.000	05/15/2038	11,333,600
University of Kentucky General Receipts Refunding Bonds Series 2015 A (AA/Aa2)
3,260,000	4.000	04/01/2026	3,672,097

			118,354,454

Louisiana – 1.4%
Calcasieu Parish Memorial Hospital Service District RB for Southwest Louisiana Healthcare System Obligated Group Series 2019 (BB+/NR)
520,000	4.000	12/01/2020	527,192
770,000	4.000	12/01/2021	795,572
815,000	4.000	12/01/2022	856,035
1,135,000	4.000	12/01/2023	1,209,785
1,150,000	4.000	12/01/2024	1,241,689
1,385,000	5.000	12/01/2025	1,584,648
1,455,000	5.000	12/01/2026	1,690,710
1,530,000	5.000	12/01/2027	1,801,713
1,605,000	5.000	12/01/2028	1,910,688
1,000,000	5.000	12/01/2029	1,201,200
Lakeshore Villages Master Community Development District Special Assessment Series 2019 (NR/NR)(f)
500,000	3.625	06/01/2024	482,500
1,000,000	3.750	06/01/2030	906,500
Louisiana Local Government Environmental Facilities & Community Development Authority RB Refunding for Ragin Cajun Facilities, Inc. Series 2017 (AGM) (AA/NR)
1,230,000	5.000	10/01/2026	1,472,642
2,750,000	5.000	10/01/2027	3,360,637
Louisiana Local Government Environmental Facilities & Community Development Authority RB Refunding for Westlake Chemical Corp. Projects Series 2017 (BBB-/Baa2)
14,185,000	3.500	11/01/2032	13,634,622

Municipal Bonds – (continued)
Louisiana – (continued)
Louisiana Local Government Environmental Facilities & Community Development Authority Subordinate Lien RB for East Baton Rouge Sewerage Commission Projects Series 2014 A (A+/A1)
6,250,000	4.375	02/01/2039	6,725,000
Louisiana Local Government Environmental Facilities and Community Development Authority RB Refunding for Ragin’ Cajun Facilities, Inc. – Student Housing & Parking Project Series 2017 (AGM) (AA/NR)
900,000	2.750	10/01/2023	937,620
670,000	5.000	10/01/2023	748,678
Louisiana Public Facilities Authority RB for Louisiana State University & Agricultural & Mechanical College Auxiliary Greenhouse Phase III Project Series 2019 A (A/A3)
900,000	4.000	07/01/2044	988,524
900,000	4.000	07/01/2049	978,426
Louisiana Public Facilities Authority RB Refunding for Energy LLC Project Series 2016 A (A/A2)
6,600,000	3.375	09/01/2028	6,674,184
Louisiana Public Facilities Authority RB Refunding for Energy LLC Project Series 2016 B (A/A2)
1,625,000	3.500	06/01/2030	1,648,741
Louisiana Public Facilities Authority RB Refunding for Ochsner Clinic Foundation Project Series 2017 (NR/A3)
3,695,000	4.000	05/15/2042	3,964,957
3,000,000	5.000	05/15/2046	3,533,460
New Orleans Aviation Board GARB Series 2015 B (AMT) (A/A2)
3,750,000	5.000	01/01/2034	4,175,287
New Orleans Aviation Board General Airport RB for North Terminal Project Series 2017 B (AMT) (A/A2)
1,000,000	5.000	01/01/2048	1,118,760
Parish of St. John the Baptist RB Refunding for Marathon Oil Corp. Series 2017 A-1 (BBB-/Baa3)(c)(d)
11,300,000	2.000	04/01/2023	10,102,426
Parish of St. John the Baptist RB Refunding for Marathon Oil Corp. Series 2017 A-2 (BBB-/Baa3)(c)(d)
15,505,000	2.100	07/01/2024	13,292,747
Parish of St. John the Baptist RB Refunding for Marathon Oil Corp. Series 2017 A-3 (BBB-/Baa3)(c)(d)
21,235,000	2.200	07/01/2026	17,081,222
Port of New Orleans Board of Commissioners RB Refunding Series 2013 B (A/A2)
500,000	5.000	04/01/2030	544,775

			105,190,940

Maine – 0.4%
City of Portland General Airport RB Refunding Green Bonds Series 2019 (A-/Baa1)
480,000	3.000	01/01/2025	502,435
800,000	3.000	01/01/2026	839,864
800,000	3.000	01/01/2027	840,872
300,000	5.000	01/01/2028	361,959
225,000	5.000	01/01/2029	275,461
270,000	5.000	01/01/2030	335,408
370,000	5.000	01/01/2031	457,956

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Maine – (continued)
City of Portland General Airport RB Refunding Green Bonds Series 2019 (A-/Baa1) – (continued)
$810,000	5.000%	01/01/2032	$998,730
690,000	5.000	01/01/2033	847,886
620,000	5.000	01/01/2034	759,531
Finance Authority of Maine RB Refunding for Supplemental Education Loan Series 2019 A-1 (AMT) (AGM) (AA/A2)
250,000	5.000	12/01/2020	255,585
305,000	5.000	12/01/2021	321,537
400,000	5.000	12/01/2022	433,384
500,000	5.000	12/01/2023	555,335
500,000	5.000	12/01/2024	568,095
450,000	5.000	12/01/2025	522,135
1,530,000	5.000	12/01/2026	1,803,686
1,500,000	5.000	12/01/2027	1,798,845
1,000,000	5.000	12/01/2028	1,206,760
Maine Turnpike Authority RB Refunding Series 2015 (AA-/Aa3)
1,575,000	5.000	07/01/2026	1,857,508
State of Maine GO Bonds Series 2018 D (AA/Aa2)
9,765,000	5.000	06/01/2024	11,276,329

			26,819,301

Maryland – 0.9%
Baltimore Maryland Special Obligation Refunding for Baltimore Research Park Project Series 2017 A (NR/NR)
425,000	4.000	09/01/2027	419,620
650,000	4.500	09/01/2033	642,239
City of Annapolis GO Refunding Bonds for Public Improvements Series 2015 B (AA+/Aa2)
1,725,000	4.000	08/01/2027	2,042,693
City of Baltimore Tax Allocation Refunding for Harbor Point Special Taxing District Project Series 2019 A (NR/NR)(f)
100,000	2.600	06/01/2021	98,498
100,000	2.650	06/01/2022	97,266
150,000	2.700	06/01/2023	144,124
100,000	2.750	06/01/2024	94,951
160,000	3.000	06/01/2024	151,965
125,000	2.800	06/01/2025	117,335
135,000	2.850	06/01/2026	125,536
175,000	2.950	06/01/2027	161,070
190,000	3.050	06/01/2028	173,172
200,000	3.150	06/01/2029	180,882
300,000	3.375	06/01/2029	271,605
200,000	3.200	06/01/2030	179,426
200,000	3.250	06/01/2031	177,592
250,000	3.300	06/01/2032	220,185
270,000	3.350	06/01/2033	235,964
City of Brunswick Special Tax Refunding for Brunswick Crossing Special Taxing District Series 2019 (NR/NR)
385,000	3.000	07/01/2020	384,711
880,000	3.000	07/01/2024	847,238
950,000	4.000	07/01/2029	919,229
County of Baltimore GO Bonds for Build America Bonds Series 2010 C (AAA/Aaa)
1,830,000	3.810	11/01/2023	1,989,576

Municipal Bonds – (continued)
Maryland – (continued)
County of Baltimore RB Refunding for Oak Crest Village, Inc. Series 2020 (A/NR)
440,000	4.000	01/01/2038	486,072
525,000	4.000	01/01/2039	578,314
570,000	4.000	01/01/2040	627,268
County of Baltimore RB Refunding for Riderwood Village Obligated Group Series 2020 (A/NR)
615,000	4.000	01/01/2032	689,772
530,000	4.000	01/01/2033	592,927
600,000	4.000	01/01/2034	668,898
540,000	4.000	01/01/2035	599,610
595,000	4.000	01/01/2036	658,802
660,000	4.000	01/01/2037	729,531
615,000	4.000	01/01/2038	678,591
880,000	4.000	01/01/2039	967,639
880,000	4.000	01/01/2040	966,680
County of Montgomery Public Improvement GO Bonds Series 2013 A (AAA/Aaa)
13,475,000	4.000	11/01/2027	14,747,983
County of Prince George’s Public Improvement GO Bonds Series 2014 A (AAA/Aaa)
3,590,000	4.000	09/01/2032	3,962,606
1,380,000	4.000	09/01/2033	1,521,009
Frederick County Maryland Special Tax for Lake Linganore Village Community Development Series 2001 A (ASSURED GTY) (AA/NR)
40,000	5.600	07/01/2020	40,145
555,000	5.700	07/01/2029	556,926
Frederick County Maryland Tax Allocation Refunding for Oakdale-Lake Linganore Development District Series 2019 B (NR/NR)
1,410,000	3.750	07/01/2039	1,201,475
Maryland Economic Development Corp. RB for Ports America Chesapeake LLC Project Series 2019 A (AMT) (NR/Baa3)
1,000,000	5.000	06/01/2044	1,064,700
Maryland Economic Development Corp. RB Refunding for Potomac Electric Power Co. Project Series 2019 (A-/Baa1)
6,620,000	1.700	09/01/2022	6,642,243
Maryland State Economic Development Corporation Student Housing RB Refunding for University of Maryland College Park Projects Series 2016 (AGM) (AA/A2)
600,000	4.000	06/01/2020	602,694
State of Maryland Department of Transportation RB Series 2015 (AAA/Aa1)
15,780,000	4.000	02/01/2030	16,844,046

			65,102,808

Massachusetts – 1.2%
Commonwealth of Massachusetts GO Bonds Series 2014 A (AA/NR)
7,265,000	5.000	12/01/2041	7,654,041
Massachusetts Development Finance Agency RB for Harvard University Series 2016 A (AAA/Aaa)
5,000,000	5.000	07/15/2036	7,038,750
Massachusetts Development Finance Agency RB for Linden Ponds, Inc. Series 2018 (BB/NR)(f)
1,600,000	4.000	11/15/2023	1,556,832
1,200,000	5.000	11/15/2028	1,195,776

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Massachusetts – (continued)
Massachusetts Development Finance Agency RB for Wellesley College Series 2012 J (AA+/Aa1)
$7,000,000	5.000%	07/01/2042	$7,433,510
Massachusetts Development Finance Agency RB Refunding for Carleton-Willard Homes, Inc. Series 2019 (A-/NR)
225,000	4.000	12/01/2042	234,063
245,000	5.000	12/01/2042	274,662
Massachusetts Development Finance Agency Wellforce Obligation Group RB Refunding Series 2019 A (BBB+/NR)
825,000	5.000	07/01/2038	958,559
1,850,000	5.000	07/01/2039	2,137,527
Massachusetts School Building Authority RB Series 2018 B (AA/Aa3)
10,735,000	4.000	02/15/2039	11,393,592
Massachusetts School Building Authority RB Taxable Refunding Series 2019 B (AA/Aa3)
2,195,000	2.078	10/15/2023	2,239,493
Massachusetts State GO Bonds Consolidated Loan Series 2007 A (NATL-RE) (AA/Aa1)(g)
1,970,000	(3 Mo. LIBOR + 0.57%), 1.751	05/01/2037	1,897,799
Massachusetts State GO Bonds Consolidated Loan Series 2012 A (BHAC-CR) (FGIC) (AA+/Aa1)(g)
1,735,000	(3 Mo. LIBOR + 0.57%), 1.751	05/01/2037	1,671,412
Massachusetts State GO Bonds Consolidated Loan Series 2018 D (AA/Aa1)
4,030,000	4.000	05/01/2039	4,600,487
Massachusetts State GO Bonds Series 2017 F (AA/Aa1)
8,665,000	5.000	11/01/2043	10,421,136
Massachusetts Transportation Trust Fund Metropolitan Highway System Senior RB Refunding Series 2019 A (A+/A2)
8,500,000	5.000	01/01/2026	10,264,600
10,000,000	5.000	01/01/2027	12,396,200
Massachusetts Transportation Trust Fund Metropolitan Highway System Subordinate RB Series 2019 A (AA/Aa2)(c)(d)
5,525,000	5.000	01/01/2023	6,057,389

			89,425,828

Michigan – 2.4%
City of Detroit Financial Recovery GO Bonds Series 2014 B-1 (NR/NR)(d)
25,688,183	4.000	04/01/2034	20,718,547
City of Detroit Financial Recovery GO Bonds Series 2014 B-2 (NR/NR)(d)
331,114	4.000	04/01/2034	267,057
City of Grand Rapids RB Refunding for Sanitary Sewerage System Series 2020 (AA/Aa2)
1,000,000	5.000	01/01/2045	1,249,570
Detroit Downtown Development Authority RB Refunding for Catalyst Development Project Series 2018 A (AGM) (AA/NR)
1,075,000	5.000	07/01/2026	1,213,535
1,130,000	5.000	07/01/2027	1,272,177
1,000,000	5.000	07/01/2028	1,122,340
1,000,000	5.000	07/01/2029	1,120,170
3,435,000	5.000	07/01/2033	3,821,128
3,330,000	5.000	07/01/2036	3,691,472

Municipal Bonds – (continued)
Michigan – (continued)
Ecorse Public School District GO Refunding Bonds Series 2019 (Q-SBLF) (NR/Aa1)
6,200,000	2.192	05/01/2026	6,373,476
15,160,000	2.302	05/01/2027	15,506,406
Great Lakes Water Authority Sewage Disposal System RB Refunding for Second Lien Series 2016 C (A+/A2)
3,000,000	5.000	07/01/2035	3,552,480
Great Lakes Water Authority Water Supply System Refunding Senior Lien RB Series 2016C (AA-/A1)
8,300,000	5.250	07/01/2033	9,982,908
17,775,000	5.250	07/01/2034	21,355,774
Michigan Finance Authority Hospital RB for Henry Ford Health System Obligated Group Series 2019 A (A/A2)
1,850,000	5.000	11/15/2048	2,148,608
3,700,000	4.000	11/15/2050	3,822,470
Michigan Finance Authority Hospital RB for McLaren Health Care Corp. Obligated Group Series 2019 A (AA-/A1)
8,250,000	4.000	02/15/2047	8,969,235
17,000,000	4.000	02/15/2050	18,350,480
Michigan Finance Authority Local Government Loan Program RB for Detroit Financial Recovery Income Tax Revenue and Refunding Local Project Bonds Series 2014 F (BB+/NR)
1,000,000	3.875	10/01/2023	1,057,190
Michigan Finance Authority Local Government Loan Program RB for Detroit Water and Sewerage Department Sewage Disposal System Local Project Senior Lien Series 2014 D-4 (AA-/A1)
1,000,000	5.000	07/01/2034	1,106,420
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewer Series 2014 D-1 (NATL-RE) (A+/A2)
650,000	5.000	07/01/2036	728,955
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Sewage Disposal System Local Project Senior Lien Series 2014 C-1 (AA-/A1)
1,000,000	5.000	07/01/2044	1,060,560
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Sewage Disposal System Local Project Senior Lien Series 2014 C-3 (AGM) (AA/A1)
325,000	5.000	07/01/2032	364,900
250,000	5.000	07/01/2033	282,765
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Sewage Disposal System Second Lien Series 2015 C (A+/A2)
1,945,000	5.000	07/01/2033	2,233,366
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Local Project Senior Lien Series 2014 D- 1 (AGM) (AA/A1)
400,000	5.000	07/01/2035	451,024
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Series 2015 D-1 (AA-/A1)
1,000,000	5.000	07/01/2029	1,137,040

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Michigan – (continued)
Michigan Strategic Fund Limited Obligation RB for I-75 Improvement Project Series 2018 (AMT) (AGM) (AA/A2)
$15,000,000	4.250%	12/31/2038	$16,753,200
Michigan Strategic Fund RB Refunding for The Detroit Edison Company Pollution Control Bonds Project Series 1995 CC (A/Aa3)(c)(d)
1,115,000	1.450	09/01/2021	1,109,113
Michigan Tobacco Settlement Finance Authority RB for Capital Appreciation Series 2007 C (CCC-/NR)(e)
9,500,000	0.000	06/01/2052	519,935
Okemos Public Schools GO Bonds Series 2019 (Q-SBLF) (NR/Aa1)
2,000,000	5.000	05/01/2023	2,227,100
2,125,000	5.000	05/01/2024	2,440,329
Van Buren Public Schools Michigan GO Unlimited Refunding Bonds Series 2019 (Q-SBLF) (AA/NR)
2,485,000	4.000	11/01/2026	2,877,083
2,585,000	4.000	11/01/2027	3,031,973
Warren Consolidated School District Unlimited Tax GO Refunding Bonds for School Building and Site Bonds Series 2016 (Q-SBLF) (AA/NR)
1,145,000	5.000	05/01/2025	1,336,501
1,215,000	5.000	05/01/2026	1,453,662
3,705,000	5.000	05/01/2027	4,492,572
Washtenaw County Ypsilanti Community Schools GO Refunding Bonds Series 2020 (Q-SBLF) (AA/NR)
580,000	2.019	05/01/2025	573,597
1,000,000	2.138	05/01/2026	988,040
Washtenaw County Ypsilanti Community Schools Unlimited Tax GO Refunding Bonds Series 2015 B (Q-SBLF) (AA/NR)
2,160,000	5.000	05/01/2022	2,315,001
Wayne County Airport Authority RB for Detroit Metropolitan Wayne County Airport Series 2017 B (AMT) (A/A1)
400,000	5.000	12/01/2033	464,996
1,065,000	5.000	12/01/2034	1,234,346
650,000	5.000	12/01/2035	751,023
800,000	5.000	12/01/2036	921,968
880,000	5.000	12/01/2037	1,011,014

			177,461,506

Minnesota – 0.3%
City of Minneapolis GO Green Bonds Series 2019 (AAA/NR)
2,390,000	2.000	12/01/2029	2,418,609
2,940,000	2.000	12/01/2030	2,963,167
City of St Cloud RB Refunding for CentraCare Health System Obligated Group Series 2019 (AA-/A2)
3,300,000	5.000	05/01/2048	3,860,076
1,325,000	4.000	05/01/2049	1,422,600
Duluth Economic Development Authority Health Care Facilities RB Refunding for Essentia Health Obligated Group Series 2018 A (A-/NR)
1,560,000	4.250	02/15/2048	1,665,206
Duluth Independent School District No. 709 COPS Refunding Series 2019 A (NR/Ba2)
390,000	3.000	03/01/2021	386,353
610,000	3.000	03/01/2022	597,428
630,000	3.000	03/01/2023	608,278
650,000	3.250	03/01/2024	622,921

Municipal Bonds – (continued)
Minnesota – (continued)
Duluth Independent School District No. 709 COPS Refunding Series 2019 B (SD CRED PROG) (NR/Aa2)
300,000	5.000	02/01/2021	308,781
320,000	5.000	02/01/2022	340,323
380,000	5.000	02/01/2023	416,450
400,000	5.000	02/01/2024	451,232
375,000	5.000	02/01/2025	434,494
370,000	5.000	02/01/2027	447,508
350,000	5.000	02/01/2028	431,728
Minnesota Higher Education Facilities Authority RB Refunding for Bethel University Project Series 2017 (BBB-/NR)
500,000	5.000	05/01/2047	522,040
Minnesota Higher Education Facilities Authority RB Refunding for College of St. Scholastica, Inc. Series 2019 (NR/Baa2)
165,000	4.000	12/01/2026	171,570
165,000	4.000	12/01/2027	171,461
205,000	4.000	12/01/2028	213,110
125,000	4.000	12/01/2029	130,411
250,000	4.000	12/01/2030	258,845
170,000	4.000	12/01/2031	175,046
Minnesota State Trunk Highway GO Refunding Bonds Series 2017 E (AAA/Aa1)
1,680,000	3.000	10/01/2029	1,846,555
University of Minnesota GO Bonds Series 2013 A (AA/Aa1)
3,185,000	4.000	02/01/2029	3,412,632

			24,276,824

Mississippi – 0.2%
Mississippi Business Finance Corp. RB for Mississippi Power Co. Project First Series 2010 (A-/NR)(c)(d)
4,120,000	2.750	12/09/2021	4,158,110
Mississippi Business Finance Corp. System Energy Resources Inc. RB Series 2019 (BBB+/Baa3)
5,950,000	2.500	04/01/2022	5,955,236
Mississippi State GO Bonds Series 2015 F (AA/Aa2)
1,000,000	4.000	11/01/2035	1,097,140
Warren County Gulf Opportunity Zone RB Refunding for International Paper Company, Series 2018 (BBB/Baa2)(c)(d)
2,700,000	2.900	09/01/2023	2,743,065

			13,953,551

Missouri – 1.2%
Branson IDA Tax Increment RB Refunding for Branson Shoppes Redevelopment Project Series 2017 A (NR/NR)
400,000	3.000	11/01/2020	398,512
350,000	3.000	11/01/2021	345,527
350,000	4.000	11/01/2022	349,734
I-470 Western Gateway Transportation Development District RB Series 2019 A (NR/NR)(f)
1,000,000	4.500	12/01/2029	957,550
Kansas City Industrial Development Authority RB for Kansas City International Airport Series 2019 A (AMT) (A/A2)
4,200,000	5.000	03/01/2030	4,921,350
4,410,000	5.000	03/01/2031	5,134,431
4,630,000	5.000	03/01/2032	5,364,688
4,865,000	5.000	03/01/2033	5,615,426

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Missouri – (continued)
Kansas City Industrial Development Authority RB for Kansas City International Airport Series 2019 C (A/A2)
$2,000,000	5.000%	03/01/2033	$2,368,580
3,200,000	5.000	03/01/2034	3,775,808
Metropolitan St. Louis Sewer District RB Refunding Series 2017 A (AAA/Aa1)
19,880,000	5.000	05/01/2047	23,913,254
Missouri Health & Educational Facilities Authority RB for Kansas City Art Institute Series 2018 (A-/NR)
830,000	5.000	09/01/2038	961,505
Missouri Health & Educational Facilities Authority RB Refunding for J.B. Wright & Trenton Trust Obligated Group Series 2019 (BBB-/NR)
320,000	5.000	09/01/2025	365,245
860,000	5.000	09/01/2027	1,015,152
1,355,000	5.000	09/01/2028	1,615,621
Missouri Health & Educational Facilities Authority RB Refunding for Mosaic Health System Series 2019 A (AA-/A1)
420,000	4.000	02/15/2037	474,293
675,000	4.000	02/15/2038	759,267
500,000	4.000	02/15/2039	560,920
1,850,000	4.000	02/15/2044	2,040,828
5,000,000	4.000	02/15/2049	5,370,500
Missouri Southern State University Auxiliary System RB Series 2019 A (AGM) (AA/NR)
275,000	5.000	10/01/2030	335,778
Missouri Southern State University RB Series 2019 A (AGM) (AA/NR)
210,000	5.000	10/01/2026	245,944
210,000	5.000	10/01/2029	257,286
150,000	5.000	10/01/2032	182,091
230,000	4.000	10/01/2034	257,119
125,000	4.000	10/01/2035	139,201
150,000	4.000	10/01/2036	166,490
170,000	4.000	10/01/2037	188,010
145,000	4.000	10/01/2038	159,807
110,000	4.000	10/01/2039	121,021
Missouri State Environmental Improvement & Energy Resources Authority RB Refunding for Union Electric Co. Project Series 1992 (A/A2)
4,270,000	1.600	12/01/2022	4,273,074
Springfield Public Utility RB Refunding Series 2015 (AA+/NR)
15,750,000	3.250	08/01/2027	17,307,518
St. Louis IDA Financing RB Refunding for Ballpark Village Development Project Series 2017 A (NR/NR)
1,405,000	4.375	11/15/2035	1,406,138

			91,347,668

Montana – 0.0%
City of Billings RB for Sewer System Series 2017 (AA+/Aa3)
575,000	5.000	07/01/2029	709,055

Nebraska – 0.3%
Central Plains Energy Project RB Refunding Series 2019 (AA/Aa2)(c)(d)
12,675,000	4.000	08/01/2025	13,240,178

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Nebraska – (continued)
Nebraska Educational Health Cultural & Social Services Finance Authority RB Refunding for Immanuel Retirement Communities Obligated Group Series 2019 A (AA/NR)
415,000	4.000	01/01/2033	458,426
1,000,000	4.000	01/01/2034	1,090,560
1,000,000	4.000	01/01/2035	1,086,800
1,250,000	4.000	01/01/2036	1,353,762
1,185,000	4.000	01/01/2037	1,282,798
1,500,000	4.000	01/01/2038	1,619,640
2,000,000	4.000	01/01/2039	2,154,180

			22,286,344

Nevada – 0.7%
City of Las Vegas Special Improvement District No. 813 for Summerlin Village 26 Local Improvement Bonds Series 2017 (NR/NR)
100,000	3.000	06/01/2020	99,931
135,000	3.000	06/01/2021	134,112
240,000	3.000	06/01/2022	236,186
City of Las Vegas Special Improvement District No. 814 Special Assessment Series 2019 (NR/NR)
100,000	3.000	06/01/2021	99,297
395,000	3.250	06/01/2022	390,920
200,000	3.500	06/01/2025	193,824
185,000	3.500	06/01/2026	177,441
200,000	3.500	06/01/2027	189,742
150,000	3.500	06/01/2028	141,310
170,000	3.500	06/01/2029	158,069
175,000	3.250	06/01/2030	157,306
310,000	3.250	06/01/2031	273,767
415,000	3.500	06/01/2032	370,309
470,000	3.500	06/01/2033	414,235
1,000,000	3.500	06/01/2034	871,200
City of North Las Vegas Special Improvement District No. 64 Special Assessment Bonds Series 2019 (NR/NR)
250,000	4.250	06/01/2034	235,550
300,000	4.500	06/01/2039	282,114
250,000	4.625	06/01/2043	233,307
400,000	4.625	06/01/2049	366,144
City of Sparks RB Refunding for Nevada Tourism Improvement District No. 1 Senior Project Series 2019 A (NR/Ba2)(f)
695,000	2.500	06/15/2024	671,210
1,505,000	2.750	06/15/2028	1,399,530
Clark County School District Building GO Bonds Series 2018 A (A+/A1)
7,335,000	5.000	06/15/2033	8,908,578
Clark County School District Building GO Bonds Series 2019 B (AGM) (AA/A1)
8,540,000	5.000	06/15/2030	10,747,590
Clark County School District GO Bonds Series 2018 A (A+/A1)
5,000,000	5.000	06/15/2030	6,120,300
11,180,000	5.000	06/15/2031	13,642,395
Henderson Nevada Local Improvement District No. T-18 (Inspirada) Special Assessment Refunding Limited Obligation Series 2016 (NR/NR)
1,285,000	4.000	09/01/2025	1,269,567

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate			Maturity Date		Value

Municipal Bonds – (continued)
Nevada – (continued)
State of Nevada GO Refunding Bonds for Capital Improvements & Cultural Affairs Series 2015 B (AA+/Aa1)
$5,000,000		5.000%		11/01/2026		$5,897,850

						53,681,784

New Hampshire – 0.9%
New Hampshire Business Finance Authority RB Refunding for United Illuminating Co. (The) Series 2003 A (A-/Baa1)(c)(d)
2,695,000		2.800		10/02/2023		2,798,434
New Hampshire Business Finance Authority RB Refunding for Waste Management, Inc. Series 2018 A (AMT) (A-/NR)(c)
7,400,000		(SIFMA Municipal Swap Index Yield + 0.75%), 5.460		10/01/2021		7,397,410
New Hampshire Health and Education Facilities Authority RB Refunding for Dartmouth-Hitchcock Obligation Group Series 2017 A (A/NR)
8,965,000		5.000		08/01/2032		10,793,681
3,880,000		5.000		08/01/2033		4,660,617
4,075,000		5.000		08/01/2034		4,880,709
4,290,000		5.000		08/01/2035		5,121,745
4,505,000		5.000		08/01/2036		5,362,977
4,735,000		5.000		08/01/2037		5,621,108
4,980,000		5.000		08/01/2038		5,893,581
5,235,000		5.000		08/01/2039		6,184,891
5,505,000		5.000		08/01/2040		6,496,341

						65,211,494

New Jersey – 5.9%
Atlantic City New Jersey Tax Appeal Refunding Bonds Series 2017 A (BAM) (ST AID WITHHLDG) (AA/Baa1)
300,000		5.000		03/01/2024		337,398
250,000		5.000		03/01/2026		295,437
Borough of Stone Harbor GO Bonds Series 2018 (AA+/NR)
1,345,000		4.000		11/01/2026		1,523,186
County of Cape May GO Bonds Series 2019 (NR/Aa1)
1,975,000		4.000		10/01/2025		2,245,022
Garden State Preservation Trust Capital Appreciation RB Series 2003 B (AGM) (AA/A2)(e)
2,560,000		0.000		11/01/2021		2,507,008
Hawthorne School District GO Bonds Series 2019 (BAM) (SCH BD RES FD) (AA/NR)
1,100,000		3.000		09/01/2034		1,161,314
1,350,000		3.000		09/01/2035		1,419,579
1,350,000		3.000		09/01/2036		1,414,408
1,350,000		3.000		09/01/2037		1,409,171
1,350,000		3.000		09/01/2038		1,403,825
1,100,000		3.000		09/01/2039		1,140,942
New Jersey Economic Development Authority RB for Provident Group – Kean Properties L.L.C. – Kean University Student Housing Project Series 2017 A (BBB-/NR)
500,000		5.000		07/01/2032		531,345
New Jersey Economic Development Authority RB for School Facilities Construction Series 2016 AAA (BBB+/Baa1)
4,000,000		5.500		06/15/2033		4,353,240
New Jersey Economic Development Authority RB for School Facilities Construction Series 2018 EEE (BBB+/Baa1)
5,805,000		5.000		06/15/2028		6,405,295
10,295,000		5.000		06/15/2029		11,338,604

Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Economic Development Authority RB Refunding for Port Newark Container Terminal LLC Project Series 2017 (AMT) (NR/Ba1)
4,325,000	5.000		10/01/2047		4,588,393
New Jersey Economic Development Authority RB Refunding for Provident Group – Montclair Properties L.L.C. - Montclair University Student Housing Project Series 2017 (AGM) (AA/A2)
1,300,000	5.000		06/01/2042		1,519,453
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2005 K (AMBAC) (BBB+/Baa1)
1,590,000	5.250		12/15/2020		1,618,413
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2005 N-1 (AMBAC) (BBB+/Baa1)
2,635,000	5.500		09/01/2024		2,864,930
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2015 XX (BBB+/Baa1)
22,710,000	5.000		06/15/2021		23,334,071
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2018 FFF (BBB+/Baa1)
9,340,000	5.000		06/15/2029		10,286,796
New Jersey Economic Development Authority RB Refunding for The Seeing Eye, Inc. Project Series 2017 (A/NR)
785,000	3.000		06/01/2032		830,224
1,545,000	5.000		06/01/2032		1,890,045
New Jersey Economic Development Authority RB Series 1997 A (NATL-RE) (BBB+/Baa1)
22,075,000	7.425		02/15/2029		26,436,359
New Jersey Economic Development Authority State Lease RB for Juvenile Justice Commission Facilities Project Series 2018 C (BBB+/Baa1)
5,380,000	5.000		06/15/2037		5,674,716
New Jersey Educational Facilities Authority RB for Princeton University Series 2014 A (AAA/Aaa)
8,220,000	5.000		07/01/2026		9,483,085
New Jersey Educational Facilities Authority RB for Stevens Institute of Technology Series 2020 A (BBB+/NR)
1,090,000	5.000		07/01/2034		1,212,909
1,130,000	5.000		07/01/2035		1,250,435
1,095,000	5.000		07/01/2036		1,205,387
2,200,000	5.000		07/01/2037		2,411,904
1,980,000	5.000		07/01/2038		2,163,902
1,610,000	5.000		07/01/2045		1,728,367
New Jersey Educational Facilities Authority RB Refunding for Princeton University Series 2017 I (AAA/Aaa)
2,675,000	5.000		07/01/2033		3,303,946
New Jersey Educational Facilities Authority RB Refunding for The College of New Jersey Series 2016 F (A/A2)
1,250,000	3.000		07/01/2040		1,256,712
New Jersey Health Care Facilities Financing Authority RB Refunding for RWJ Barnabas Health Obligated Group Series 2019 B-1 (AA-/A1)(c)(d)
10,910,000	5.000		07/01/2024		12,612,615

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey State Turnpike Authority RB Refunding Series 2017 C-5 (A+/A2)(c)
$5,000,000	(1 Mo. LIBOR + 0.46%), 1.567%	01/01/2021	$4,978,600
New Jersey State Turnpike Authority RB Series 2015 E (A+/A2)
8,935,000	5.000	01/01/2032	10,132,647
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2006 C (AMBAC) (BBB+/Baa1)(e)
24,175,000	0.000	12/15/2035	13,891,680
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2008 A (BBB+/Baa1)(e)
5,030,000	0.000	12/15/2035	2,846,175
6,925,000	0.000	12/15/2038	3,340,274
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2010 A (BBB+/Baa1)(e)
9,830,000	0.000	12/15/2026	8,201,955
3,185,000	0.000	12/15/2029	2,363,079
1,285,000	0.000	12/15/2031	883,797
5,000,000	0.000	12/15/2036	2,684,450
1,495,000	0.000	12/15/2037	764,110
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2015 AA (BBB+/Baa1)
755,000	5.000	06/15/2046	775,083
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2005 B (NATL-RE) (BBB+/Baa1)
9,075,000	5.500	12/15/2021	9,500,890
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 A (AGM-CR) (AA/A2)
20,730,000	5.250	12/15/2022	22,199,550
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (NATL-RE) (BBB+/Baa1)(e)
18,520,000	0.000	12/15/2031	12,900,106
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2011 B (AMBAC) (BBB+/Baa1)
1,705,000	5.250	12/15/2022	1,798,400
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2013 A (BBB+/Baa1)
3,110,000	5.000	06/15/2020	3,124,430
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2008 A (BBB+/Baa1)(e)
25,925,000	0.000	12/15/2036	13,918,873
17,215,000	0.000	12/15/2037	8,798,759
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2009 A (BBB+/Baa1)(e)
17,685,000	0.000	12/15/2038	8,530,360
15,395,000	0.000	12/15/2039	7,022,121
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2011 B (BBB+/Baa1)
4,350,000	5.250	06/15/2036	4,406,768

Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2019 A (BBB+/Baa1)
1,390,000	4.000	12/15/2039	1,363,145
1,620,000	5.000	12/15/2039	1,716,471
New Jersey Transportation Trust Fund Authority RB Refunding for Federal Highway Reimbursement Notes Series 2018 A (A+/ Baa1)
2,290,000	5.000	06/15/2030	2,529,419
1,825,000	5.000	06/15/2031	2,010,913
New Jersey Transportation Trust Fund Authority RB Refunding for Transportation System Bonds Series 2018 A (BBB+/Baa1)
2,905,000	4.000	12/15/2031	2,966,180
2,000,000	5.000	12/15/2032	2,158,360
3,345,000	5.000	12/15/2033	3,587,345
7,775,000	5.000	12/15/2034	8,310,775
2,770,000	5.000	12/15/2035	2,950,881
3,455,000	5.000	12/15/2036	3,670,419
2,410,000	4.250	12/15/2038	2,431,449
New Jersey Transportation Trust Fund Authority Transportation Program RB Series 2014 BB-1 (BBB+/Baa1)
7,000,000	5.000	06/15/2029	7,709,590
6,155,000	5.000	06/15/2030	6,735,047
2,215,000	5.000	06/15/2031	2,407,417
3,000,000	5.000	06/15/2032	3,241,200
5,000,000	5.000	06/15/2033	5,370,000
New Jersey Transportation Trust Fund Authority Transportation Program RB Series 2019 AA (BBB+/Baa1)
3,060,000	5.000	06/15/2034	3,276,556
10,000,000	5.000	06/15/2037	10,607,100
3,000,000	5.250	06/15/2043	3,197,970
10,000,000	4.500	06/15/2049	10,073,400
New Jersey Transportation Trust Fund Authority Transportation Program RB Series 2019 BB (BBB+/Baa1)
16,590,000	4.000	06/15/2044	16,150,531
New Jersey Transportation Trust Fund Authority Transportation RB Refunding Series 2018 A (BBB+/Baa1)
2,000,000	5.000	12/15/2028	2,214,000
New Jersey Transportation Trust Fund Authority Transportation System RB Series 2006 A (AGM-CR) (AA/A2)
3,195,000	5.500	12/15/2022	3,442,229
South Jersey Port Corp. RB Refunding for Marine Terminal Series 2012 R (AMT) (BBB-/Baa1)
1,670,000	4.000	01/01/2023	1,703,884
730,000	4.000	01/01/2024	742,483
South Jersey Port Corp. Subordinated Marine Terminal RB Series 2017 B (AMT) (NR/Baa1)
1,000,000	5.000	01/01/2037	1,058,470
South Jersey Transportation Authority RB Refunding Series 2019 A (AGM) (AA/A2)
1,000,000	5.000	11/01/2029	1,263,830
1,500,000	5.000	11/01/2030	1,887,630
1,000,000	5.000	11/01/2031	1,252,470
1,000,000	5.000	11/01/2032	1,247,240
725,000	5.000	11/01/2033	901,610

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New Jersey – (continued)
Tobacco Settlement Financing Corp. RB Refunding Series 2018 A (BBB+/NR)
$2,200,000	5.000%	06/01/2046	$2,250,930
2,250,000	5.250	06/01/2046	2,313,293
Tobacco Settlement Financing Corp. RB Series 2018 B (BB+/ NR)
2,000,000	5.000	06/01/2046	1,922,300
Tobacco Settlement Financing Corp. RB Series 2018 B (BBB/NR)
1,985,000	3.200	06/01/2027	1,975,234
Township of Rockaway GO Bonds Series 2017 (ST AID WITHHLDG) (NR/Aa1)
1,535,000	2.000	07/15/2022	1,563,213
Union County Improvement Authority RB Aries Linden LLC Project Series 2019 (AMT) (NR/NR)(f)
6,455,000	6.750	12/01/2041	5,707,963
Union County Utilities Authority RB Refunding for Covanta Union LLC Series 2011 A (AMT) (AA+/NR)
4,750,000	5.250	12/01/2031	5,036,663

			435,168,153

New Mexico – 0.1%
Farmington City PCRB Refunding for Public Service Co. of New Mexico San Juan & Four Corners Projects Series 2016 A (BBB+/Baa2)(c)(d)
2,445,000	1.875	10/01/2021	2,391,870
Farmington City PCRB Refunding for Public Service Co. of New Mexico San Juan Project Series 2010 A (BBB+/Baa2)(c)(d)
1,200,000	5.200	06/01/2020	1,205,940
Farmington City PCRB Refunding for Public Servicing Co. of New Mexico San Juan & Four Corners Projects Series 2016 B (BBB+/Baa2)(c)(d)
4,250,000	1.875	10/01/2021	4,157,648
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan Project Series 2010 D (BBB+/Baa2)
2,500,000	5.900	06/01/2040	2,503,825

			10,259,283

New York – 6.0%
City of New Rochelle RB for Iona College Project Series 2015 A (BBB/Baa2)
325,000	5.000	07/01/2025	372,661
335,000	5.000	07/01/2026	383,863
425,000	5.000	07/01/2027	486,617
County of Westchester GO Bonds Series 2020 (NR/NR)
36,800,000	1.500	05/27/2020	36,815,456
Essex County Industrial Development Agency RB Refunding for International Paper Co. Series 2019 A (AMT) (BBB/Baa2)(c)(d)
500,000	2.100	10/01/2024	502,745
Freddie Mac Multifamily ML Certificates RB Pass Through Series 2017 A (AAA/Aaa)(g)
7,161,344	(1 Mo. LIBOR + 0.50%), 1.425	01/25/2033	7,129,619
Long Island Power Authority RB Refunding Series 2014 C (A/A2)(c)
9,000,000	(1 Mo. LIBOR + 0.75%), 1.857	10/01/2023	8,872,650

Municipal Bonds – (continued)
New York – (continued)
Long Island Power Authority RB Series 2019 B (A/A2)(c)(d)
12,825,000	1.650	09/01/2024	12,374,329
Metropolitan Transportation Authority RB Anticipating Notes Series 2019 C (SP-1/MIG1)
35,250,000	4.000	07/01/2020	35,391,705
Metropolitan Transportation Authority RB Anticipating Notes Series 2019 D-1 (SP-1/MIG1)
54,680,000	5.000	09/01/2022	57,825,740
Metropolitan Transportation Authority RB Refunding Subseries 2012 G-4 (A-/A1)(c)
7,555,000	(1 Mo. LIBOR + 0.55%), 1.609	11/01/2022	7,475,597
Metropolitan Transportation Authority RB Series 2011 B (A-/A1)(c)
7,510,000	(1 Mo. LIBOR + 0.55%), 1.609	11/01/2022	7,431,070
New York City GO Bonds Fiscal 2012 Series I (AA/Aa1)
3,000,000	5.000	08/01/2029	3,247,890
New York City Housing Development Corp. Multi-Family RB for Sustainable Neighborhood Series 2018 L-1 (AA+/Aa2)(c)(d)
3,500,000	2.750	12/29/2023	3,607,135
New York City Industrial Development Agency RB for Churchill School & Center for Learning Disabilities, Inc. Series 1999 (ASSURED GTY) (AA/NR)
1,425,000	2.250	10/01/2029	1,421,138
New York City Transitional Finance Authority Future Tax Secured Subordinate Secured RB Series 2015 B-1 (AAA/Aa1)
5,655,000	5.000	08/01/2039	6,407,115
New York City Transitional Finance Authority Future Tax Secured Subordinate Secured RB Series 2019 C-2 (AAA/Aa1)
15,685,000	2.570	11/01/2023	16,108,025
17,020,000	2.640	11/01/2024	17,586,255
11,900,000	2.740	11/01/2025	12,369,336
New York City Transitional Finance Authority Future Tax Secured Subordinate Secured RB Series 2020 Subseries A-3 (AAA/Aa1)
10,000,000	4.000	05/01/2044	11,279,700
New York Housing Development Corp. Multi-Family Mortgage RB for 8 Spruce Street Series 2014 Class E (BBB-/NR)
4,840,000	3.500	02/15/2048	5,022,662
New York Liberty Development Corp. Second Priority RB Refunding for Bank of America Tower at One Bryant Park LLC Series 2019 C-2 (NR/A2)(c)
855,000	2.625	09/15/2069	815,020
New York Liberty Development Corp. Second Priority RB Refunding for Bank of America Tower at One Bryant Park LLC Series 2019 C-3 (NR/Baa2)(c)
1,070,000	2.800	09/15/2069	1,019,956
New York State Dormitory Authority Columbia University RB Series 2011 A (AAA/Aaa)
12,125,000	5.000	10/01/2041	12,552,043
New York State Dormitory Authority General Purpose Personal Income Tax RB Series 2016 A (AA+/Aa1)
1,400,000	5.000	02/15/2027	1,704,402
New York State Dormitory Authority General Purpose Personal Income Tax RB Series 2016 D (AA+/Aa1)
6,190,000	5.000	02/15/2027	7,535,892

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New York – (continued)
New York State Dormitory Authority RB for Cornell University Series 2019 D (AA/Aa1)
$3,000,000	5.000%	07/01/2035	$4,197,930
3,300,000	5.000	07/01/2036	4,615,776
New York State Dormitory Authority RB for Northwell Health Obligated Group Series 2019 B-1 (A-/A3)(c)(d)
9,620,000	5.000	05/01/2022	10,177,479
New York State Dormitory Authority RB for Northwell Health Obligated Group Series 2019 B-2 (A-/A3)(c)(d)
5,770,000	5.000	05/01/2024	6,502,848
New York State Dormitory Authority RB Refunding for Bidding Group 1 Series 2018 C (AA+/Aa1)
5,275,000	5.000	03/15/2026	6,352,260
New York State Dormitory Authority RB Refunding for Brooklyn Law School Series 2019 A (NR/Baa1)
1,400,000	5.000	07/01/2033	1,601,922
New York State Dormitory Authority RB Refunding for Brooklyn Law School Series 2019 B (NR/Baa1)
100,000	3.560	07/01/2026	102,641
100,000	3.670	07/01/2027	102,382
40,000	3.760	07/01/2028	40,924
200,000	3.820	07/01/2029	204,940
New York State Dormitory Authority RB Refunding for Catholic Health System Obligated Group Series 2019 A (BBB+/Baa2)
540,000	5.000	07/01/2032	670,869
465,000	5.000	07/01/2034	574,298
505,000	5.000	07/01/2035	621,393
440,000	5.000	07/01/2036	539,576
545,000	4.000	07/01/2040	582,572
590,000	5.000	07/01/2041	715,723
2,315,000	4.000	07/01/2045	2,448,298
New York State Dormitory Authority RB Refunding for Montefiore Obligated Group Series 2020 A (BBB/Baa3)
530,000	4.000	09/01/2036	579,513
310,000	4.000	09/01/2037	337,748
575,000	4.000	09/01/2038	624,139
615,000	4.000	09/01/2039	666,248
750,000	4.000	09/01/2040	811,223
New York State Dormitory Authority RB Refunding for Northwell Health Obligated Group Series 2019 A (A-/A3)
1,080,000	5.000	05/01/2022	1,163,052
960,000	5.000	05/01/2023	1,066,848
New York State Dormitory Authority RB Refunding Series 2018 C (ETM) (NR/NR)(a)
5,000	5.000	03/15/2024	5,733
New York State Dormitory Authority State Personal Income Tax RB Federally Taxable Build America Bonds Series 2010 D (AA+/Aa1)
425,000	4.900	03/15/2023	454,763
New York State Energy Research & Development Authority RB Refunding for Central Hudson Gas & Electric Corp. Projects Series 1999 B (AMT) (AMBAC) (A-/A3)(d)
5,350,000	2.188	04/13/2020	5,350,000
New York State Environmental Facilities Corp. RB for Casella Waste Systems, Inc. Series 2014 (AMT) (B/B2)(c) (d) (f)
1,440,000	2.875	12/03/2029	1,276,891

Municipal Bonds – (continued)
New York – (continued)
New York State Urban Development Corp. General Purpose Personal Income Tax RB Series 2014 A (AA+/Aa1)
5,000,000	5.000	03/15/2031	5,576,400
New York State Urban Development Corp. Taxable Refunding RB Series 2017 B (AA+/Aa1)
16,750,000	2.860	03/15/2024	17,012,472
New York State Urban Development Corp. Taxable Refunding RB Series 2017 D-1 (AA+/Aa1)
11,875,000	2.980	03/15/2025	12,658,037
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2018 (AMT) (BBB-/Baa3)
2,605,000	5.000	01/01/2022	2,628,836
3,000,000	5.000	01/01/2028	2,994,060
1,700,000	5.000	01/01/2033	1,673,123
1,200,000	5.000	01/01/2034	1,178,844
14,460,000	4.000	01/01/2036	13,658,627
2,450,000	5.000	01/01/2036	2,384,732
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2018 (AMT) (NR/Baa3)
8,000,000	5.000	01/01/2030	7,949,600
New York Transportation Development Corp. RB for Laguardia Gateway Partners LLC Series 2016 A (AMT) (AGM-CR) (AA/A2)
1,500,000	4.000	07/01/2046	1,523,895
New York Transportation Development Corp. Special Facility RB for Laguardia Airport Terminal B Redevelopment Project Series 2016 A (AMT) (BBB/Baa3)
700,000	5.000	07/01/2041	715,127
11,375,000	5.250	01/01/2050	11,697,481
New York Transportation Development Corp. Special Facility RB Refunding for American Airlines, Inc. John F. Kennedy International Airport Project Series 2016 (AMT) (B/NR)
3,615,000	5.000	08/01/2021	3,606,035
2,250,000	5.000	08/01/2031	2,234,475
New York Transportation Development Corp. Special Facility RB Refunding for Laguardia Airport Terminal B Redevelopment Project Series 2016 A (AMT) (BBB/Baa3)
2,075,000	5.000	07/01/2046	2,104,859
Oneida County Local Development Corp. RB Refunding for Mohawk Valley Health System Obligated Group Project Series 2019 A (AGM) (AA/NR)
420,000	4.000	12/01/2032	486,852
505,000	4.000	12/01/2033	583,578
420,000	4.000	12/01/2034	483,521
420,000	4.000	12/01/2035	481,639
525,000	4.000	12/01/2036	600,112
420,000	4.000	12/01/2037	478,212
420,000	4.000	12/01/2038	476,666
1,260,000	3.000	12/01/2039	1,255,590
840,000	3.000	12/01/2040	833,910
1,680,000	4.000	12/01/2049	1,869,823
Oneida County Local Development Corp. RB Refunding for Utica College Project Series 2019 (BBB-/NR)
345,000	4.000	07/01/2039	336,430
4,225,000	3.000	07/01/2044	3,229,928

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New York – (continued)
Port Authority of New York & New Jersey Consolidated RB Series 214 (AMT) (AA-/Aa3)
$2,500,000	5.000%	09/01/2033	$3,132,525
2,000,000	5.000	09/01/2034	2,493,560
Troy City Capital Resource Corp. RB Refunding Rensselaer Polytechnic Institute Project Series 2020 A (BBB+/A3)(h)
600,000	5.000	09/01/2038	752,256
820,000	5.000	09/01/2039	1,026,058
805,000	4.000	09/01/2040	898,863
Westchester County Local Development Corporation RB for Westchester Medical Center Obligated Group Project Series 2016 (BBB-/Baa2)
1,000,000	5.000	11/01/2023	1,121,580
1,000,000	5.000	11/01/2024	1,153,420
Yonkers Economic Development Corp. RB for Charter School of Educational Excellence Project Series 2019 A (NR/NR)
200,000	4.000	10/15/2029	200,254

			439,617,990

North Carolina – 1.0%
Charlotte North Carolina Water and Sewer System RB Series 2009 B (AAA/Aaa)
2,000,000	5.000	07/01/2038	2,015,700
Columbus County Industrial Facilities and Pollution Control Financing Authority RB Refunding for International Paper Co. Series 2019 A (BBB/Baa2)(c)(d)
375,000	2.000	10/01/2024	367,541
Columbus County Industrial Facilities and Pollution Control Financing Authority RB Refunding for International Paper Co. Series 2019 B (BBB/Baa2)(c)(d)
400,000	2.000	10/01/2024	392,044
Columbus County Industrial Facilities and Pollution Control Financing Authority RB Refunding for International Paper Co. Series 2019 C (AMT) (BBB/Baa2)(c)(d)
1,750,000	2.100	10/01/2024	1,759,608
County of Mecklenburg GO Bonds for Public Improvement Series 2018 (AAA/Aaa)
5,250,000	5.000	03/01/2029	6,697,950
North Carolina Capital Facilities Finance Agency RB for Duke University Project Series 2014 A (AA+/Aa1)
38,115,000	5.000	10/01/2041	40,388,560
North Carolina Medical Care Commission RB Refunding for The Presbyterian Home at Charlotte, Inc. Series 2019 A (NR/NR)
590,000	3.000	07/01/2026	581,704
1,785,000	3.000	07/01/2027	1,742,785
1,040,000	4.000	07/01/2030	1,072,427
1,080,000	5.000	07/01/2031	1,184,663
1,110,000	5.000	07/01/2032	1,211,021
1,375,000	5.000	07/01/2033	1,495,299
North Carolina Medical Care Commission Retirement Facilities RB Refunding First Mortgage for United Church Homes and Services Series 2015 A (NR/NR)
620,000	4.000	09/01/2025	609,906
North Carolina Turnpike Authority RB Senior Lien for Triangle Expressway Series 2019 (AGM) (AA/NR)
3,000,000	3.000	01/01/2042	2,861,550

Municipal Bonds – (continued)
North Carolina – (continued)
North Carolina Turnpike Authority RB Senior Lien for Triangle Expressway Series 2019 (BBB/NR)
4,500,000	5.000	01/01/2043	5,031,540
5,000,000	5.000	01/01/2044	5,579,450

			72,991,748

Ohio – 1.9%
American Municipal Power, Inc. RB for Hydroelectric Projects Series 2010 C (A/A2)
2,290,000	6.973	02/15/2024	2,736,619
American Municipal Power, Inc. RB Refunding for Combined Hydroelectric Project Series 2020 A (A/A2)
1,035,000	5.000	02/15/2026	1,241,017
1,305,000	5.000	02/15/2027	1,602,448
1,585,000	5.000	02/15/2028	1,992,361
1,235,000	5.000	02/15/2029	1,584,826
American Municipal Power, Inc. RB Refunding for Prairie State Energy Campus Project Series 2019 B (A/A1)
6,060,000	5.000	02/15/2025	7,093,715
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 A-2 Class 1 (A-/NR)
690,000	4.000	06/01/2037	758,372
920,000	4.000	06/01/2038	1,007,115
895,000	4.000	06/01/2039	977,420
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 A-2 Class 1 (BBB+/NR)
5,070,000	3.000	06/01/2048	4,730,411
2,765,000	4.000	06/01/2048	2,962,974
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 A-2 Class 1 (NR/NR)
21,325,000	5.000	06/01/2055	18,894,376
Centerville Ohio Health Care RB Refunding and Improvement for Graceworks Lutheran Services Series 2017 (NR/NR)
275,000	5.000	11/01/2020	276,004
285,000	5.000	11/01/2021	287,485
400,000	5.000	11/01/2022	405,780
420,000	5.000	11/01/2023	427,552
City of Cleveland RB Refunding for Airport System Series 2019 A (A/A2)
12,500,000	2.592	01/01/2026	12,725,875
City of Cleveland RB Refunding for Airport System Series 2019 B (AMT) (A/A2)
1,000,000	5.000	01/01/2021	1,025,810
805,000	5.000	01/01/2022	852,817
1,235,000	5.000	01/01/2023	1,339,716
1,365,000	5.000	01/01/2024	1,517,211
County of Darke RB for Wayne Hospital Company Obligated Group Wayne Health Care Project Series 2019 A (BB+/NR)
400,000	4.000	09/01/2040	421,500
625,000	4.000	09/01/2045	651,475
850,000	5.000	09/01/2049	970,462
County of Miami Ohio Hospital Facilities Improvement RB Kettering Health Network Series 2019 (A+/A2)
5,000,000	5.000	08/01/2049	5,530,350

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Ohio – (continued)
Cuyahoga County Ohio Hospital RB Refunding for Metrohealth System Series 2009 B (BBB-/Baa3)
$10,000,000	8.223%	02/15/2040	$13,227,000
Cuyahoga County Ohio Hospital RB Refunding for Metrohealth System Series 2017 (BBB-/Baa3)
2,865,000	5.500	02/15/2057	3,042,573
Evans Farm New Community Authority Special Assessment Bonds Series 2020 (NR/NR)
2,000,000	3.750	12/01/2038	1,580,780
Franklin County Convention Facilities Authority RB for Greater Columbus Convention Center Project Series 2019 (BBB-/NR)
250,000	5.000	12/01/2025	246,922
325,000	5.000	12/01/2026	318,880
325,000	5.000	12/01/2027	316,420
425,000	5.000	12/01/2028	409,998
400,000	5.000	12/01/2029	382,000
680,000	5.000	12/01/2030	642,117
800,000	5.000	12/01/2031	746,712
660,000	5.000	12/01/2032	609,952
1,170,000	5.000	12/01/2033	1,068,643
1,200,000	5.000	12/01/2035	1,070,436
650,000	5.000	12/01/2037	566,592
1,630,000	5.000	12/01/2038	1,406,397
Kent State University Taxable Refunding RB Series 2020 B (A+/Aa3)
1,500,000	2.321	05/01/2027	1,528,170
1,500,000	2.447	05/01/2028	1,537,635
Lakewood City School District GO Refunding Bonds Series 2014 C (AA/Aa2)
3,215,000	5.000	12/01/2027	3,748,111
Miami University RB Refunding Series 2011 (AA/Aa3)
2,550,000	5.000	09/01/2036	2,675,001
Ohio Air Quality Development Authority Exempt Facilities RB for Pratt Paper LLC Project Series 2017 (AMT) (NR/NR)(f)
700,000	4.500	01/15/2048	635,992
Ohio Air Quality Development Authority RB for Ohio Valley Electric Corp. Series 2009 A (NR/Ba1)
925,000	2.875	02/01/2026	862,248
Ohio Air Quality Development Authority RB for Ohio Valley Electric Corp. Series 2009 D (BBB-/Ba1)
2,305,000	2.875	02/01/2026	2,148,629
Ohio Air Quality Development Authority RB Refunding for American Electric Power Co., Inc. Series 2014 A (BBB+/ Baa1)(c)(d)
2,500,000	2.400	10/01/2029	2,299,450
Ohio Air Quality Development Authority RB Refunding for American Electric Power Co., Inc. Series 2014 B (AMT) (BBB+/Baa1)(c)(d)
3,500,000	2.600	10/01/2029	3,292,835
Ohio Air Quality Development Authority RB Refunding for American Electric Power Co., Inc. Series 2014 C (AMT) (BBB+/NR)(c)(d)
8,000,000	2.100	10/01/2024	7,717,440
Ohio Air Quality Development Authority RB Refunding for Ohio Valley Electric Corp. Series 2019 A (NR/Ba1)
3,130,000	3.250	09/01/2029	2,868,864

Municipal Bonds – (continued)
Ohio – (continued)
Ohio State Higher Education GO Bonds for Federally Taxable Build America Bonds Series 2010 E (AA+/Aa1)
2,290,000	4.461	08/01/2022	2,455,567
Ohio State Hospital RB Refunding for Aultman Health Foundation Obligated Group Series 2018 (NR/NR)(f)
925,000	5.000	12/01/2033	1,053,584
1,795,000	5.000	12/01/2038	2,001,012
2,725,000	5.000	12/01/2048	2,996,901
Ohio State Water Development Authority RB for Waste Management, Inc. Project Series 2002 (A-/NR)
2,800,000	3.250	11/01/2022	2,820,692

			138,291,244

Oklahoma – 0.3%
Cleveland County Educational Facilities Authority RB for Norman Public Schools Project Series 2019 (A+/NR)
4,250,000	5.000	06/01/2024	4,864,890
Norman Regional Hospital Authority RB Norman Regional Hospital Authority Obligated Group Series 2019 (A-/Baa1)
925,000	4.000	09/01/2045	959,660
840,000	5.000	09/01/2045	1,009,041
Oklahoma Development Finance Authority Health System RB for OU Medicine Project Series 2018 B (AGM) (AA/A2)
3,670,000	4.000	08/15/2048	3,953,911
Oklahoma Development Finance Authority Health System RB for OU Medicine Project Series 2018 B (BB+/Baa3)
2,150,000	5.000	08/15/2029	2,604,747
5,000,000	5.250	08/15/2048	5,583,800
Oklahoma Turnpike Authority RB Second Senior Series 2017 C (AA-/Aa3)
1,400,000	4.000	01/01/2042	1,559,138
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2015 (AMT) (B/NR)(c)(d)
1,500,000	5.000	06/01/2025	1,490,250

			22,025,437

Oregon – 1.0%
Benton & Linn Counties Consolidated School District No. 509J & 509A Corvallis GO Refunding Bonds Series 2018 A (SCH BD GTY) (AA+/Aa1)(b)
3,790,000	0.000	06/15/2026	4,569,300
Forest Grove Oregon Student Housing RB Refunding for Oak Tree Foundation Project Series 2017 (BBB-/NR)
1,385,000	3.500	03/01/2029	1,373,615
1,540,000	3.750	03/01/2032	1,540,570
Multnomah County Oregon Hospital Facilities Authority RB Refunding for Adventist Health System & West Obligated Group Series 2019 (A/NR)(c)(d)
7,715,000	5.000	03/01/2025	8,524,149
Oregon State Business Development Commission RB for Intel Corp. Project Series 2019 250 (AMT) (A+/A1)(c)(d)
10,000,000	5.000	03/01/2022	10,665,600
Oregon State Facilities Authority RB Refunding For Reed College Project Series 2017 A (AA-/Aa2)
8,895,000	5.000	07/01/2047	10,605,153

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Oregon – (continued)
Port of Portland RB for International Airport Series 2019 25-B (AMT) (AA-/NR)
$2,665,000	5.000%	07/01/2032	$3,211,405
2,365,000	5.000	07/01/2033	2,842,493
1,000,000	5.000	07/01/2034	1,197,080
1,000,000	5.000	07/01/2035	1,191,770
Portland Oregon Community College District GO Bonds Series 2013 (AA+/Aa1)
2,000,000	5.000	06/15/2026	2,235,800
Portland Oregon Water System RB Refunding First Lien Series 2016 A (NR/Aaa)
7,090,000	4.000	04/01/2029	8,071,469
Portland Oregon Water System RB Refunding Second Lien Series 2020 A (NR/Aa1)
2,245,000	5.000	05/01/2025	2,665,129
2,355,000	5.000	05/01/2026	2,866,365
2,520,000	5.000	05/01/2030	3,321,284
Warm Springs Reservation Confederated Tribe Hydroelectric RB Refunding for Pelton-Round Butte Project Series 2019 B (NR/A3)(f)
190,000	5.000	11/01/2034	226,404
500,000	5.000	11/01/2036	590,100
Washington County School District No. 1 GO Bonds Series 2017 (SCH BD GTY) (NR/Aa1)
4,155,000	5.000	06/15/2029	5,182,698

			70,880,384

Pennsylvania – 4.0%
Allegheny County Hospital Development Authority RB Refunding for Allegheny Health Network Obligated Group Series 2018 A (A/NR)
4,000,000	5.000	04/01/2030	4,958,960
18,400,000	4.000	04/01/2044	19,207,576
Allegheny County Hospital Development Authority RB Refunding for UPMC Obligated Group Series 2019 A (A/A2)
3,050,000	4.000	07/15/2035	3,334,382
3,180,000	4.000	07/15/2036	3,432,269
Allegheny County Industrial Development Authority RB Refunding for United States Steel Corp. Project Series 2019 (B- /B3)
1,850,000	4.875	11/01/2024	1,672,363
1,350,000	5.125	05/01/2030	1,214,581
Allentown Neighborhood Improvement Zone Development Authority Tax RB for City Center Refunding Project Series 2017 (NR/Ba3)(f)
2,420,000	5.000	05/01/2027	2,536,305
1,600,000	5.000	05/01/2032	1,638,224
Allentown Neighborhood Improvement Zone Development Authority Tax RB for City Center Refunding Project Series 2018 (NR/Ba3)(f)
750,000	5.000	05/01/2023	769,545
750,000	5.000	05/01/2028	783,510
Bucks County Industrial Development Authority RB Refunding for Pennswood Village Obligated Group Series 2018 A (BBB+/NR)
100,000	5.000	10/01/2031	107,329
390,000	5.000	10/01/2032	417,406
410,000	5.000	10/01/2033	438,097

Municipal Bonds – (continued)
Pennsylvania – (continued)
Coatesville School District GO Refunding Bonds Series 2017 (AGM) (ST AID WITHHLDG) (AA/A2)
1,000,000	5.000	08/01/2025	1,166,850
Commonwealth Financing Authority Taxable RB Series 2005 A (NATL-RE) (A/A1)
1,695,000	5.380	06/01/2021	1,727,239
Commonwealth Financing Authority Taxable RB Series 2006 C (AGM) (AA/A1)
4,485,000	5.114	06/01/2021	4,597,887
Commonwealth Financing Authority Tobacco Master Settlement Payment RB Series 2018 (AGM) (AA/A1)
24,905,000	4.000	06/01/2039	27,113,824
Commonwealth of Pennsylvania COPS Series 2018 A (A/A2)
1,250,000	4.000	07/01/2046	1,371,225
Commonwealth of Pennsylvania GO Bonds Series 2015 (A+/ Aa3)
3,925,000	5.000	08/15/2025	4,661,762
Delaware County Authority RB for Villanova University Series 2015 (AA-/A1)
4,945,000	5.000	08/01/2045	5,664,201
Doylestown Hospital Authority RB Taxable Refunding Series 2019 B (BBB-/Ba1)
1,150,000	3.950	07/01/2024	1,155,014
Franklin County Industrial Development Authority RB Refunding for Menno-Haven, Inc. Obligated Group Series 2018 (NR/NR)
750,000	5.000	12/01/2038	702,375
Geisinger Authority Health System RB for Geisinger Health System Series 2007 (AA/Aa3)(g)
15,800,000	(3 Mo. LIBOR + 0.77%), 1.951	05/01/2037	14,972,238
General Authority of Southcentral Pennsylvania RB Refunding WellSpan Health Obligation Group Series 2019 A (AA-/Aa3)
725,000	4.000	06/01/2044	820,947
1,300,000	5.000	06/01/2044	1,590,472
3,325,000	4.000	06/01/2049	3,735,205
2,350,000	5.000	06/01/2049	2,852,900
Lancaster County Hospital Authority RB for Brethren Village Project Series 2017 (BB+/NR)
1,155,000	5.000	07/01/2020	1,155,219
900,000	5.000	07/01/2022	901,449
Lancaster County Hospital Authority RB Refunding for St. Anne’s Retirement Community Obligated Group Series 2020 (BB+/NR)
900,000	5.000	03/01/2040	913,545
Lancaster School District GO Refunding Bonds Series 2019 B (AGM) (ST AID WITHHLDG) (AA/NR)
295,000	4.000	06/01/2021	304,340
500,000	4.000	06/01/2022	528,295
Montgomery County Higher Education & Health Authority RB Refunding for Thomas Jefferson University Obligated Group Series 2019 (A/A2)
850,000	4.000	09/01/2037	917,668
850,000	4.000	09/01/2038	914,405
850,000	4.000	09/01/2039	909,109

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Pennsylvania – (continued)
North Penn Water Authority RB Refunding Series 2019 (NR/Aa3)(g)
$640,000	(SIFMA Municipal Swap Index Yield + 0.16%), 4.870%	11/01/2020	$639,930
1,400,000	(SIFMA Municipal Swap Index Yield + 0.26%), 4.970	11/01/2021	1,401,120
1,600,000	(SIFMA Municipal Swap Index Yield + 0.46%), 5.170	11/01/2023	1,601,088
Northampton County Industrial Development Authority RB Refunding for Morningstar Senior Living, Inc. Obligated Group Series 2019 (BB+/NR)
1,000,000	5.000	11/01/2039	995,020
Northeastern Pennsylvania Hospital & Education Authority RB for King’s College Project Series 2019 (BBB+/NR)
155,000	5.000	05/01/2020	155,426
230,000	5.000	05/01/2021	238,266
155,000	5.000	05/01/2022	162,729
50,000	5.000	05/01/2023	53,496
100,000	5.000	05/01/2024	108,838
Pennsylvania Economic Development Financing Authority PCRB Refunding for PPL Electric Utilities Corp. Project RMKT 10/01/10 Series 2008 (A/A1)
2,500,000	4.000	10/01/2023	2,531,875
Pennsylvania Economic Development Financing Authority RB for CarbonLite P LLC Project Series 2019 (AMT) (NR/NR)(f)
1,750,000	5.250	06/01/2026	1,661,800
Pennsylvania Economic Development Financing Authority RB for Solid Waste Disposal Project Series 2009 (A-/NR)(c)(d)
6,460,000	2.800	12/01/2021	6,548,308
Pennsylvania Economic Development Financing Authority RB for The Pennsylvania Rapid Bridge Replacement Project Series 2015 (BBB/NR)
750,000	5.000	06/30/2042	808,027
Pennsylvania Economic Development Financing Authority RB Refunding for American Water Co. Project Series 2019 (A+/A1)
8,250,000	3.000	04/01/2039	8,678,175
Pennsylvania Higher Educational Facilities Authority Duquesne University of the Holy Spirit RB Series 2019 A (A/A2)
350,000	4.000	03/01/2037	383,033
675,000	5.000	03/01/2038	788,575
500,000	5.000	03/01/2039	582,655
Pennsylvania Higher Educational Facilities Authority RB for Foundation for Indiana University of Pennsylvania Series 2007 A (ASSURED GTY) (AA/WR)(g)
1,405,000	(3 Mo. LIBOR + 0.60%), 1.879	07/01/2027	1,385,499
Pennsylvania State Commonwealth GO Refunding Bonds First Series 2016 (AGM-CR) (AA/Aa3)
4,000,000	5.000	09/15/2025	4,761,440
Pennsylvania State GO Bonds Consolidated Loan of 2018 Series 2018 A (A+/Aa3)
6,675,000	5.000	08/15/2023	7,482,675

Municipal Bonds – (continued)
Pennsylvania – (continued)
Pennsylvania Turnpike Commission RB Refunding Series 2018 B (A+/A1)(g)
6,050,000	(SIFMA Municipal Swap Index Yield + 0.70%), 5.410%	12/01/2023	6,102,151
Pennsylvania Turnpike Commission RB Refunding Series 2020 (A-/A3)
1,000,000	2.412	12/01/2027	1,008,880
Pennsylvania Turnpike Commission RB Series 2013 C (A+/A1)(a)
1,720,000	5.500	12/01/2023	1,986,978
Pennsylvania Turnpike Commission RB Series 2018 A (AA/Aa3)
30,675,000	5.250	12/01/2044	37,729,330
Pennsylvania Turnpike Commission RB Series 2019 A (A-/A3)
4,250,000	5.000	12/01/2036	5,265,240
4,250,000	5.000	12/01/2038	5,216,323
21,160,000	5.000	12/01/2044	25,724,635
Pennsylvania Turnpike Commission RB Subordinate Series 2017 A (A-/A3)
3,500,000	5.500	12/01/2042	4,183,865
Pennsylvania Turnpike Commission RB Subordinate Series 2017 B-1 (A-/A3)
10,000,000	5.250	06/01/2047	11,980,000
Philadelphia Authority for Industrial Development RB for Independence Charter School Series 2019 (NR/NR)
350,000	4.000	06/15/2029	329,098
500,000	5.000	06/15/2039	475,090
Philadelphia Hospitals and Higher Education Facilities Authority RB Refunding for Temple University Health System Obligation Group Series 2017 (BBB-/Ba1)
4,500,000	5.000	07/01/2028	5,029,920
Pittsburgh Water & Sewer Authority First Lien RB Refunding Series 2017 C (AGM) (AA/A2)(c)
2,500,000	(1 Mo. LIBOR + 0.64%), 1.765	12/01/2020	2,500,250
Pittsburgh Water & Sewer Authority First Lien RB Series 2019 A (AGM) (AA/A2)
850,000	5.000	09/01/2034	1,075,522
1,755,000	5.000	09/01/2035	2,212,300
1,700,000	5.000	09/01/2036	2,135,897
1,700,000	5.000	09/01/2037	2,128,689
Pittsburgh Water & Sewer Authority Subordinate RB Refunding Series 2019 B (AGM) (AA/NR)
2,125,000	4.000	09/01/2034	2,453,037
425,000	4.000	09/01/2035	488,720
Scranton Redevelopment Authority RB Refunding for Guaranteed Lease Series 2016 A (MUN GOVT GTD) (BB+/NR)
180,000	5.000	11/15/2021	180,045
450,000	5.000	11/15/2028	428,751
State Public School Building Authority RB Refunding for Philadelphia School District Project Series 2016 A (AGM) (ST AID WITHHLDG) (AA/A2)
2,500,000	5.000	06/01/2031	2,967,700
Susquehanna Area Regional Airport Authority RB Refunding for Airport System Series 2017 (AMT) (NR/Baa3)
1,100,000	5.000	01/01/2035	1,081,476

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Pennsylvania – (continued)
The Berks County Municipal Authority RB for Alvernia University Project Series 2020 (BB+/NR)
$130,000	4.000%	10/01/2020	$129,936
375,000	4.000	10/01/2021	373,815
200,000	4.000	10/01/2023	197,942
750,000	4.000	10/01/2029	721,275
425,000	5.000	10/01/2039	407,626
The Berks County Municipal Authority RB Refunding for Tower Health Obligated Group Series 2020 A (BBB+/NR)
530,000	5.000	02/01/2025	611,684
The Berks County Municipal Authority RB Refunding for Tower Health Obligated Group Series 2020 B (BBB+/NR)(c)(d)
6,385,000	5.000	02/01/2025	7,083,711

			292,364,577

Puerto Rico – 4.7%
Commonwealth of Puerto Rico GO Bonds Public Improvement Series 1999 (NR/WR)(i)
125,000	5.250	07/01/2018	82,969
Commonwealth of Puerto Rico GO Bonds Public Improvement Series 2006 B (NR/WR) (i)
390,000	5.250	07/01/2016	249,600
500,000	5.250	07/01/2017	331,875
Commonwealth of Puerto Rico GO Refunding Bonds for Public Improvement Series 2009 B (NR/Ca)(i)
2,000,000	6.000	07/01/2039	1,370,000
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (NR/Ca)
2,480,000	6.125	07/01/2024	2,579,200
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A (NR/Ca)
515,000	4.250	07/01/2025	451,912
1,060,000	5.750	07/01/2037	1,038,800
8,630,000	5.250	07/01/2042	8,198,500
Puerto Rico Commonwealth GO Bonds Series 2014 A (NR/Ca)(i)
65,795,000	8.000	07/01/2035	39,477,000
Puerto Rico Commonwealth GO Refunding Bonds for Public Improvement Series 2012 A (NR/Ca)(i)
3,955,000	5.000	07/01/2041	2,402,662
Puerto Rico Commonwealth GO Refunding Bonds Subseries 2003 C-7 (NATL-RE) (NR/Baa2)
2,450,000	6.000	07/01/2027	2,493,193
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2005 L (AGC-ICC) (AA/A3)
930,000	5.250	07/01/2041	961,676
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2005 L (AMBAC) (NR/C)
6,500,000	5.250	07/01/2038	6,596,200
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2007 CC (AGM) (AA/A2)
3,425,000	5.250	07/01/2033	3,637,316
55,000	5.250	07/01/2034	58,295
4,475,000	5.250	07/01/2036	4,711,280
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2007 CC (AGM-CR) (AA/A2)
40,000	5.500	07/01/2031	43,428

Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax RB Series 2005 C (AMBAC) (NR/C)(e)
400,000	0.000	07/01/2028	279,180
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax RB Series 2005 C (AMBAC) (NR/C)
485,000	5.500	07/01/2023	507,383
450,000	5.500	07/01/2024	474,444
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AGM) (AA/A2)(g)
21,915,000	(3 Mo. LIBOR + 0.52%), 1.799	07/01/2029	18,846,900
Puerto Rico Electric Power Authority RB Refunding Series 2007 VV (NATL-RE) (NR/Baa2)
350,000	5.250	07/01/2029	358,428
215,000	5.250	07/01/2030	219,724
1,150,000	5.250	07/01/2032	1,168,377
Puerto Rico Electric Power Authority RB Refunding Series 2010 ZZ-RSA-1 (NR/NR)(i)
1,000,000	5.250	07/01/2019	698,750
Puerto Rico Electric Power Authority RB Series 2013 A-RSA-1 (D/NR)(i)
8,215,000	6.750	07/01/2036	5,976,412
Puerto Rico Electric Power Authority RB Series 2016 E-1-RSA-1 (NR/NR)(i)
590,915	10.000	01/01/2021	477,164
Puerto Rico Electric Power Authority RB Series 2016 E-2-RSA-1 (NR/NR)(i)
590,915	10.000	07/01/2021	477,164
Puerto Rico Electric Power Authority RB Series 2016 E-3-RSA-1 (NR/NR)(i)
196,972	10.000	01/01/2022	159,055
Puerto Rico Electric Power Authority RB Series 2016 E-4-RSA-1 (NR/NR)(i)
196,972	10.000	07/01/2022	159,055
Puerto Rico Highway & Transportation Authority RB Refunding Series 2005 L (ASSURED GTY) (AA/A3)
60,000	5.250	07/01/2041	62,044
Puerto Rico Highway & Transportation Authority RB Refunding Series 2005 L (NATL-RE) (NR/Baa2)
7,175,000	5.250	07/01/2035	7,194,301
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 CC (AGM) (AA/A2)
415,000	5.250	07/01/2032	441,278
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 CC (AGM-CR) (AA/A2)
90,000	5.500	07/01/2029	97,743
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 CC (ASSURED GTY) (AA/A3)
165,000	5.500	07/01/2031	179,140
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (AGC) (AGM-CR) (AA/A2)
2,165,000	5.500	07/01/2029	2,351,255
1,555,000	5.250	07/01/2034	1,648,175
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (AGC) (FGIC) (AA/A3)
180,000	5.250	07/01/2039	187,083

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (AGM-CR) (AGC-ICC) (AA/A2)
$295,000	5.500%	07/01/2026	$317,854
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (AMBAC) (NR/C)
2,615,000	5.250	07/01/2030	2,743,946
2,955,000	5.250	07/01/2031	3,090,516
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (ASSURED GTY) (AA/A3)
330,000	5.250	07/01/2034	349,774
23,140,000	5.250	07/01/2036	24,360,635
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (NATL-RE) (NR/Baa2)
1,240,000	5.250	07/01/2032	1,259,815
1,760,000	5.250	07/01/2033	1,781,208
Puerto Rico Highway & Transportation Authority RB Series 1998 A (NATL-RE-IBC) (NR/Baa2)
5,265,000	4.750	07/01/2038	4,956,576
Puerto Rico Highway & Transportation Authority RB Series 2007 N (AMBAC) (NR/C)
160,000	5.500	07/01/2026	170,597
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2007 M-2 (AMBAC) (NR/Ca)(d)
3,240,000	10.000	07/01/2035	3,518,057
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2018 A-1 (NR/NR)(e)
476,000	0.000	07/01/2024	407,575
16,610,000	0.000	07/01/2027	12,647,186
3,658,000	0.000	07/01/2029	2,531,336
25,307,000	0.000	07/01/2031	15,737,917
16,899,000	0.000	07/01/2033	9,350,893
12,009,000	0.000	07/01/2046	2,839,168
31,842,000	0.000	07/01/2051	5,618,202
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2019 A-2 (NR/NR)
75,394,000	4.329	07/01/2040	69,256,174
143,000	4.536	07/01/2053	129,783
7,274,000	4.784	07/01/2058	6,812,246
Puerto Rico Sales Tax Financing Corporation Sales Tax Restructured RB Series 2018 A-1 (NR/NR)
13,900,000	4.500	07/01/2034	13,931,275
1,555,000	4.550	07/01/2040	1,472,041
10,419,000	4.750	07/01/2053	9,811,156
37,352,000	5.000	07/01/2058	36,322,952

			346,063,843

Rhode Island – 0.0%
Rhode Island Health and Educational Building Corp. RB for Woonsocket Public School Financing Program Series 2017 A (AGM) (MUN GOVT GTD) (AA/Aa3)
500,000	5.000	05/15/2024	571,615

South Carolina – 0.5%
Clemson University Athletic Facilities RB Series 2015 (NR/Aa3)
1,385,000	4.000	05/01/2025	1,557,903
1,570,000	4.000	05/01/2026	1,755,009

Municipal Bonds – (continued)
South Carolina – (continued)
Lexington County School District No. 1/SC GO Refunding Bonds Series 2019 A (SCSDE) (AA/Aa1)
2,495,000	5.000	02/01/2031	3,153,755
Lexington County School District No. 2 GO Bonds Series 2017 C (SCSDE) (AA/Aa1)
4,530,000	5.000	03/01/2031	5,532,398
1,590,000	4.000	03/01/2032	1,822,967
South Carolina Ports Authority RB Series 2018 (AMT) (A+/A1)
3,750,000	5.000	07/01/2037	4,425,413
South Carolina Public Service Authority Santee Cooper RB Refunding Series 2014 D (A/A2)
875,000	3.056	12/01/2023	912,153
South Carolina Public Service Authority Santee Cooper RB Series 2016 D (A/A2)
5,505,000	2.388	12/01/2023	5,630,734
South Carolina Transportation Infrastructure Bank RB Refunding Series 2013 B (A/Aa3)(c)
12,505,000	(1 Mo. LIBOR + 0.45%), 1.509	10/01/2022	12,217,885

			37,008,217

South Dakota – 0.1%
Rapid City Area School District No. 51-4 Limited Tax Capital Outlay GO Refunding Bonds Series 2017 B (ST AID WITHHLDG) (AA+/NR)
630,000	5.000	01/01/2024	710,243
1,075,000	5.000	01/01/2025	1,243,356
730,000	5.000	01/01/2026	864,188
South Dakota Health & Educational Facilities Authority RB Refunding for Avera Health Obligated Group Series 2019 A (AA-/A1)(c)(d)
3,525,000	5.000	07/01/2024	3,952,900

			6,770,687

Tennessee – 0.4%
Chattanooga Health Educational & Housing Facility Board RB for CommonSpirit Health Obligated Group Refunding Series 2019 A-1 (BBB+/Baa1)
1,115,000	5.000	08/01/2035	1,232,911
City of Johnson GO Refunding Bonds Series 2019 B (NR/Aa2)
1,225,000	4.000	06/01/2037	1,417,166
Greeneville Health & Educational Facilities Board RB for Ballad Health Obligated Group Series 2018 A (A-/Baa1)
6,020,000	5.000	07/01/2034	6,581,064
1,800,000	4.000	07/01/2040	1,943,568
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB for Charter Village Apartments Series 2007 (FNMA COLL) (NR/NR)(c)(d)
925,000	4.850	06/01/2025	930,356
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB for Vanderbilt University Medical Center Series 2016 A (NR/A3)
400,000	5.000	07/01/2040	437,732
700,000	5.000	07/01/2046	759,199

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Tennessee – (continued)
Metropolitan Government Nashville & Davidson County Health & Educational Facilities RB Refunding for Trevecca Nazarene University Project Series 2019 (BBB-/NR)
$90,000	3.000%	10/01/2024	$88,888
Metropolitan Government Nashville & Davidson County Industrial Development Board RB for Waste Management, Inc. Series 2001 (A-/NR)(c)(d)
3,000,000	2.850	08/02/2021	3,030,960
Nashville Metropolitan Development & Housing Agency RB for Fifth+ Broadway Development Project Series 2018 (NR/NR)(f)
650,000	4.500	06/01/2028	658,437
Tennergy Corporation Tenn Gas Supply RB Series 2019 A (AA/Aa2)(c)(d)
11,325,000	5.000	10/01/2024	12,237,116

			29,317,397

Texas – 7.8%
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2016 (A-/Baa1)
250,000	5.000	01/01/2040	269,765
435,000	5.000	01/01/2046	466,337
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2020 A (A-/Baa1)
530,000	5.000	01/01/2026	584,924
595,000	5.000	01/01/2027	665,579
620,000	5.000	01/01/2028	701,313
650,000	5.000	01/01/2029	740,629
690,000	5.000	01/01/2030	790,519
1,010,000	5.000	01/01/2032	1,149,400
1,115,000	5.000	01/01/2034	1,261,266
585,000	5.000	01/01/2035	659,705
610,000	5.000	01/01/2036	686,110
645,000	5.000	01/01/2037	723,780
675,000	5.000	01/01/2038	755,271
1,420,000	5.000	01/01/2039	1,585,998
City of Anna Special Assessment Bonds for Hurricane Creek Public Improvement District Project Series 2019 (NR/NR)(f)
250,000	5.750	09/01/2029	237,947
City of Austin RB for Airport System Series 2019 B (AMT) (A/A1)
1,700,000	5.000	11/15/2032	2,060,672
2,000,000	5.000	11/15/2033	2,417,180
City of Austin RB Refunding for Airport System Series 2019 (AMT) (A/A1)
1,510,000	5.000	11/15/2022	1,637,278
1,950,000	5.000	11/15/2023	2,169,121
4,790,000	5.000	11/15/2024	5,418,544
1,150,000	5.000	11/15/2025	1,326,468
City of Austin Special Assessment RB for Estancia Hill Country Public Improvement District Series 2018 (NR/NR)(f)
1,225,000	4.000	11/01/2023	1,212,493
1,975,000	4.500	11/01/2024	1,925,487
2,815,000	4.000	11/01/2028	2,677,093

Municipal Bonds – (continued)
Texas – (continued)
City of Celina Texas Municipal Corp. Special Assessment RB for Glen Crossing Public Improvement District Phase#1 Project Series 2016 (NR/NR)
250,000	4.200	09/01/2027	234,040
575,000	4.800	09/01/2037	522,439
650,000	5.250	09/01/2046	581,035
City of Celina Texas Municipal Corp. Special Assessment RB for Glen Crossing Public Improvement District Phase#1B Project Series 2018 (NR/NR)(f)
145,000	4.375	09/01/2023	142,204
300,000	5.375	09/01/2038	285,834
City of Celina Texas Municipal Corp. Special Assessment RB for Glen Crossing Public Improvement District Phase#2 Project Series 2018 (NR/NR)
245,000	4.625	09/01/2023	240,299
370,000	5.000	09/01/2028	356,687
City of Fate Special Assessment RB for Williamsburg Public Improvement District No. 1 Phase#1 Series 2019 (NR/NR)(f)
215,000	3.125	08/15/2024	203,917
340,000	3.500	08/15/2029	309,111
905,000	4.000	08/15/2039	774,363
City of Fate Special Assessment Refunding for Williamsburg Public Improvement District No. 1 Project Series 2019 (BAM) (AA/NR)
150,000	4.000	08/15/2025	163,342
155,000	4.000	08/15/2026	170,454
160,000	4.000	08/15/2027	177,606
165,000	4.000	08/15/2028	184,328
170,000	4.000	08/15/2029	190,924
925,000	3.000	08/15/2034	941,262
City of Fort Worth Water & Sewer System RB Refunding & Improvement Series 2015 A (AA+/Aa1)
8,245,000	5.000	02/15/2024	9,428,157
City of Hackberry Special Assessment RB for Riverdale Lake Public Improvement District No. 2 Phases 4-6 Project Series 2017 (NR/NR)
425,000	4.125	09/01/2027	411,647
City of Hackberry Special Assessment RB Refunding for Hackberry Public Improvement District No. 3 Phases No. 13-16 Project Series 2017 (NR/NR)
150,000	3.250	09/01/2022	147,162
570,000	4.500	09/01/2027	564,671
City of Hackberry Special Assessment RB Refunding for Hidden Cove Public Improvement District No. 2 Project Series 2017 (BBB-/NR)
425,000	4.000	09/01/2024	456,713
440,000	4.000	09/01/2025	474,514
460,000	4.000	09/01/2026	502,099
480,000	4.000	09/01/2027	527,578
City of Haslet Special Assessment RB Refunding for Haslet Public Improvement District No. 5 1 Project Series 2019 (NR/NR)(f)
150,000	3.250	09/01/2024	142,219
290,000	3.625	09/01/2029	263,703
785,000	4.125	09/01/2039	668,875

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
City of Houston Airport System RB Refunding for United Airlines, Inc. Project Series 2018 C (AMT) (BB-/Ba3)
$1,750,000	4.500%	07/01/2020	$1,749,772
City of Houston GO Bonds Refunding Series 2019 A (AA/Aa3)
13,745,000	5.000	03/01/2029	17,601,710
City of Houston RB Refunding for Airport System Subordinate Lien Series 2012 A (AMT) (A+/NR)
2,300,000	5.000	07/01/2029	2,428,915
2,500,000	5.000	07/01/2031	2,635,625
City of Houston RB Refunding for Airport System Subordinated Lien Series 2012 B (A+/NR)
23,090,000	5.000	07/01/2028	24,709,302
City of Irving RB Refunding for Hotel Occupancy Tax Series 2019 (BBB+/NR)
130,000	5.000	08/15/2024	133,821
130,000	5.000	08/15/2025	134,237
150,000	5.000	08/15/2026	155,386
100,000	5.000	08/15/2027	103,840
125,000	5.000	08/15/2028	129,634
150,000	5.000	08/15/2029	155,593
200,000	5.000	08/15/2030	206,800
280,000	5.000	08/15/2032	287,017
300,000	5.000	08/15/2034	305,709
175,000	5.000	08/15/2035	177,425
250,000	5.000	08/15/2036	252,658
250,000	5.000	08/15/2037	251,670
300,000	5.000	08/15/2038	300,972
300,000	5.000	08/15/2039	300,420
City of Kyle Special Assessment RB for Creeks Public Improvement District Series 2019 (NR/NR)(f)
785,000	3.875	09/01/2024	752,933
City of Kyle Special Assessment RB for Southwest Kyle Public Improvement District No. 1 Series 2019 (NR/NR)(f)
425,000	4.250	09/01/2029	391,943
City of Lavon Special Assessment RB for Lakepointe Public Improvement District Improvement Area#1 Project Series 2019 (NR/NR)(f)
175,000	3.500	09/15/2024	165,034
250,000	3.750	09/15/2029	224,580
City of Lavon Special Assessment RB for Lakepointe Public Improvement District Major Improvement Area Project Series 2019 (NR/NR)(f)
205,000	4.375	09/15/2029	184,728
City of Lewisville Texas Combination Contract & Special Assessment RB Refunding for Lewisville Castle Hills Public Improvement District No. 3 Project Series 2015 (AGM) (AA/NR)
1,415,000	4.000	09/01/2025	1,532,926
City of Manor Special Assessment RB for Lagos Public Improvement District Series 2020 (NR/NR)(f)
330,000	3.750	09/15/2025	308,867
City of Mclendon-Chisholm Special Assessment Bonds Sonoma Public Improvement District Area #2 Project Series 2019 (NR/NR)(f)
200,000	3.500	09/15/2024	190,842
280,000	3.750	09/15/2029	257,863

Municipal Bonds – (continued)
Texas – (continued)
City of Mesquite Special Assessment RB for Iron Horse Public Improvement District Project Series 2019 (NR/NR)(f)
200,000	5.000	09/15/2024	191,078
400,000	5.250	09/15/2029	370,140
City of Mesquite Special Assessment RB for Polo Ridge Public Improvement District No. 2 Phase #1 Project Series 2019 (NR/NR)(f)
530,000	4.250	09/15/2024	505,943
490,000	5.125	09/15/2024	468,200
795,000	4.500	09/15/2029	733,666
775,000	5.375	09/15/2029	717,464
City of North Richland Hills Special Assessment for City Point Public Improvement District Project Series 2019 (NR/NR)(f)
375,000	4.500	09/01/2025	351,446
200,000	4.875	09/01/2025	187,564
465,000	4.875	09/01/2030	418,054
265,000	5.250	09/01/2030	238,715
475,000	5.250	09/01/2040	403,622
310,000	5.625	09/01/2040	264,780
City of Oak Point Special Assessment for Wildridge Public Improvement District No. 1 Project Series 2019 (NR/NR)(f)
100,000	3.125	09/01/2024	94,760
145,000	3.500	09/01/2029	131,057
380,000	4.000	09/01/2039	320,948
City of Oak Point Special Assessment RB for Wildridge Public Improvement District No. 1 Series 2018 (NR/NR)(f)
250,000	4.000	09/01/2028	237,968
City of Princeton Special Assessment RB for Arcadia Farms Public Improvement District Series 2019 (NR/NR)(f)
157,000	3.500	09/01/2024	149,926
326,000	3.750	09/01/2029	300,539
390,000	4.250	09/01/2039	341,999
City of Princeton Special Assessment RB for Brookside Public Improvement District Series 2019 (NR/NR)
280,000	4.000	09/01/2024	269,881
415,000	4.250	09/01/2029	389,760
City of Princeton Special Assessment RB for Whitewing Trails Public Improvement District No. 2 Series 2019 (NR/NR)(f)
185,000	3.750	09/01/2024	174,464
365,000	4.000	09/01/2029	327,909
580,000	5.000	09/01/2029	523,589
City of Royse City Special Assessment for Waterscape Public Improvement District Improvement Series 2019 (NR/NR)(f)
250,000	3.750	09/15/2024	236,797
370,000	4.125	09/15/2029	334,913
1,050,000	4.625	09/15/2039	891,965
City of San Antonio RB Refunding for Electric & Gas Systems Junior Lien Series 2015 C (AA-/Aa2)(c)(d)
30,610,000	1.750	12/01/2024	30,648,569
City of San Antonio RB Refunding for Electric & Gas Systems Junior Lien Series 2018 (AA-/Aa2)(c)(d)
2,800,000	2.750	12/01/2022	2,866,108
City of San Antonio RB Refunding for Electric & Gas Systems Series 2015 A (AA-/Aa2)(c)(d)
26,495,000	1.750	12/01/2024	26,897,989

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
City of San Antonio RB Refunding for Electric & Gas Systems Series 2019 (AA/Aa1)
$2,000,000	4.000%	02/01/2026	$2,296,400
1,250,000	4.000	02/01/2027	1,461,500
1,500,000	4.000	02/01/2028	1,783,320
2,000,000	4.000	02/01/2029	2,405,720
2,000,000	4.000	02/01/2030	2,429,920
Clifton Higher Education Finance Corp. RB Refunding for IDEA Public Schools Series 2017 (PSF-GTD) (AAA/NR)
4,370,000	4.000	08/15/2036	5,107,306
3,875,000	4.000	08/15/2037	4,510,384
Comal Independent School District GO Refunding Bonds Series 2017 (PSF-GTD) (NR/Aaa)
1,970,000	5.000	02/01/2025	2,311,618
2,095,000	5.000	02/01/2026	2,525,166
Dallas Area Rapid Transit RB Refunding Series 2016 A (AA+/Aa2)
8,325,000	5.000	12/01/2048	9,722,601
Dallas-Fort Worth International Airport Joint Improvement RB Series 2012 D (AMT) (A+/A1)
21,430,000	5.000	11/01/2042	22,221,624
Dallas-Fort Worth International Airport Joint RB Improvement Bonds Series 2014 B (AMT) (A+/NR)
1,700,000	5.000	11/01/2022	1,820,343
Dallas-Fort Worth International Airport Joint RB Refunding Series 2014 A (AMT) (A+/NR)
2,500,000	5.250	11/01/2030	2,720,650
Denison Independent School District GO Refunding Bonds Series 2020 (PSF-GTD) (AAA/NR)
1,115,000	1.836	08/01/2026	1,128,123
875,000	1.936	08/01/2027	884,739
Denison Independent School District GO Refunding Bonds Series 2020 (PSF-GTD) (AAA/NR)(e)
1,400,000	0.000	08/01/2025	1,259,216
Denton Independent School District GO Bonds 2014 B (PSF-GTD) (AAA/NR)(c)(d)
4,000,000	2.000	08/01/2024	4,074,480
Edinburg Economic Development Corp. Sales Tax RB Series 2019 (NR/NR)(f)
175,000	3.750	08/15/2024	168,427
235,000	4.000	08/15/2029	219,250
775,000	4.500	08/15/2035	708,800
575,000	5.000	08/15/2044	525,826
Fort Worth Special Assessment RB for Fort Worth Public Improvement District No. 17 Major Improvement Project Series 2017 (NR/NR)(f)
395,000	5.000	09/01/2027	387,558
225,000	5.000	09/01/2032	213,026
330,000	5.125	09/01/2037	305,088
Grand Parkway Transportation Corp. System RB Subordinate Tier Series 2018 A (AA+/NR)
18,225,000	5.000	10/01/2037	21,909,548
Grand Parkway Transportation Corp. System Toll Convertible RB Series 2013 B (AA+/NR)(b)
2,930,000	0.000	10/01/2046	3,193,407
4,075,000	0.000	10/01/2047	4,446,069

Municipal Bonds – (continued)
Texas – (continued)
Harris County Cultural Education Facilities Finance Corp. RB for Memorial Hermann Health System Obligated Group Series 2019 B-2 (A+/A1)(c)(d)
8,000,000	5.000	12/01/2024	9,083,440
Harris County Cultural Education Facilities Finance Corp. RB Refunding for Memorial Hermann Health System Obligated Group Series 2019 A (A+/A1)
4,700,000	5.000	12/01/2024	5,337,837
Harris County Cultural Education Facilities Finance Corp. RB Refunding for Memorial Hermann Health System Series 2013 B (A+/A1)(g)
6,770,000	(SIFMA Municipal Swap Index Yield + 0.95%), 5.660	06/01/2023	6,866,134
Harris County Toll Road RB Refunding Senior Lien Series 2007 B (AMBAC) (AA-/Aa2)(g)
19,920,000	(3 Mo. LIBOR + 0.67%), 1.803	08/15/2035	18,478,190
Hickory Creek Texas Special Assessment RB for Hickory Farms Public Improvement Series 2019 (NR/NR)(f)
745,000	4.000	09/01/2029	686,406
Hickory Creek Texas Special Assessment RB for Public Improvement District No. 1 Series 2017 (BBB-/NR)
95,000	3.000	09/01/2024	98,806
100,000	3.500	09/01/2025	106,421
100,000	3.500	09/01/2026	106,691
105,000	3.500	09/01/2027	111,295
Houston Airport System RB for United Airlines, Inc. Airport Improvement Projects Series 2018 C (AMT) (BB-/NR)
2,495,000	5.000	07/15/2028	2,478,109
Houston Airport System RB Refunding for United Airlines, Inc. Series 2015 B-2 (AMT) (BB-/NR)
2,500,000	5.000	07/15/2020	2,499,625
Houston Airport System RB Refunding Subordinate Lien Series 2018 B (A/A1)
350,000	5.000	07/01/2031	421,831
325,000	5.000	07/01/2032	390,510
Houston Airport System RB Refunding Subordinate Lien Series 2018 D (A/A1)
2,000,000	5.000	07/01/2029	2,423,220
2,150,000	5.000	07/01/2030	2,597,458
2,000,000	5.000	07/01/2031	2,410,460
Houston Independent School District Limited Tax GO Refunding Bonds Series 2017 (PSF-GTD) (AAA/Aaa)
3,425,000	4.000	02/15/2042	3,850,282
Justin Special Assessment RB for Timberbrook Public Improvement District No. 1 Major Improvement Area Project Series 2018 (NR/NR)(f)
1,315,000	5.000	09/01/2038	1,207,998
Leander Independent School District School Building Capital Appreciation GO Bonds Series 2014 C (PSF-GTD) (NR/NR)(a)(e)
33,515,000	0.000	08/15/2024	11,196,846
Leander Independent School District Unlimited Tax GO Refunding Bonds Series 2016 (PSF-GTD) (AAA/NR)(e)
2,500,000	0.000	08/16/2020	2,491,650

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
Lower Colorado River Authority LCRA Transmission Services Corp. Project RB Refunding Series 2019 (A/NR)
$2,000,000	5.000%	05/15/2030	$2,563,600
1,495,000	5.000	05/15/2031	1,903,763
Lubbock Independent School District GO Bonds Series 2019 (PSF-GTD) (AAA/Aaa)
1,250,000	4.000	02/15/2040	1,419,875
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Power & Light Co. Project Series 2001 A (A-/Baa1)
6,350,000	2.600	11/01/2029	6,209,728
Mission Economic Development Corp. RB for Waste Management, Inc. Series 2008 (A-/NR)
2,500,000	2.500	08/01/2020	2,502,875
Mission Economic Development Corp. Senior Lien RB for Natgasoline Project Series 2018 (AMT) (BB-/NR)(f)
5,000,000	4.625	10/01/2031	5,102,650
Montgomery County Toll Road Authority Senior Lien RB Series 2018 (BBB-/NR)
1,370,000	5.000	09/15/2032	1,481,340
710,000	5.000	09/15/2033	765,998
750,000	5.000	09/15/2034	807,007
790,000	5.000	09/15/2035	846,627
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Cityscape Schools, Inc. Series 2019 A (BB+/NR)(f)
335,000	4.000	08/15/2029	324,287
610,000	5.000	08/15/2039	609,213
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Collegiate Housing Island Campus Project Series 2017 A (BB+/Ba1)
765,000	5.000	04/01/2027	767,685
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station I, LLC – Texas A&M University Collegiate Housing Corpus Christi Project Series 2014 A (B-/NR)
1,000,000	5.000	04/01/2039	884,440
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station II, LLC – Texas A&M University Collegiate Housing Corpus Christi Project Series 2016 A (B/B2)
645,000	4.000	04/01/2022	636,847
320,000	4.000	04/01/2023	313,542
275,000	4.000	04/01/2024	267,182
365,000	4.000	04/01/2025	351,064
375,000	4.000	04/01/2026	356,708
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Tarleton State University Collegiate Housing Project Series 2015 A (BBB-/Baa3)
250,000	5.000	04/01/2030	266,565
North Texas Tollway Authority RB Convertible Capital Appreciation Special Project System Series 2011 (AA/NR)(a)(b)
1,000,000	0.000	09/01/2031	1,288,230
North Texas Tollway Authority RB Refunding for First Tier Series 2017 A (A+/A1)
2,750,000	5.000	01/01/2038	3,276,240

Municipal Bonds – (continued)
Texas – (continued)
North Texas Tollway Authority RB Refunding for Second Tier Series 2017 B (A/A2)
2,000,000	5.000	01/01/2032	2,405,500
1,500,000	5.000	01/01/2048	1,707,570
North Texas Tollway Authority RB Special Project System Series 2011 A (AA/NR)(a)
1,000,000	5.500	09/01/2021	1,061,260
1,000,000	6.000	09/01/2021	1,067,520
North Texas Tollway Authority System RB Refunding First Tier Series 2016 A (A+/A1)
550,000	5.000	01/01/2022	585,921
North Texas Tollway Authority System RB Refunding for Capital Appreciation First Tier Series 2008 I (A+/A1)
6,000,000	6.500	01/01/2043	7,340,580
Pasadena Independent School District GO Bonds Series 2015 B (PSF-GTD) (AAA/Aaa)(c)(d)
3,280,000	1.500	08/15/2024	3,275,211
Port Beaumont Navigation District RB Refunding for Jefferson 2020 Bond Lessee & Borrower LLC Obligated Group Series 2020 A (AMT) (NR/NR)(f)
3,470,000	3.625	01/01/2035	2,921,324
Port Beaumont Navigation District RB Refunding for Jefferson 2020 Bond Lessee & Borrower LLC Obligated Group Series 2020 B (NR/NR)(f)
3,690,000	6.000	01/01/2025	3,687,675
Round Rock Independent School District GO Refunding Bonds Series 2019 A (PSF-GTD) (AAA/Aaa)
4,630,000	4.000	08/01/2032	5,596,281
Royse Special Assessment RB for Parkside Village Public Improvement District Series 2019 (NR/NR)(f)
250,000	3.250	09/15/2024	235,967
355,000	3.625	09/15/2029	319,575
State of Texas College Student Loan GO Unlimited Bonds Series 2019 (AMT) (AAA/Aaa)
3,005,000	4.000	08/01/2025	3,408,031
5,905,000	5.000	08/01/2026	7,182,016
4,590,000	5.000	08/01/2027	5,700,321
5,010,000	5.000	08/01/2028	6,337,199
6,835,000	5.000	08/01/2029	8,686,533
Tarrant County Cultural Education Facilities Finance Corp. RB Refunding for Air Force Village Obligated Group Series 2016 (BB+/NR)
2,475,000	5.000	05/15/2020	2,477,500
2,100,000	5.000	05/15/2021	2,119,929
2,730,000	5.000	05/15/2022	2,777,611
Tarrant County Cultural Education Facilities Finance Corporation Christus Health Obligation Group RB Series 2018 B (A+/A1)
13,655,000	5.000	07/01/2036	16,691,189
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2006 B (A-/A2)(g)
5,665,000	(3 Mo. LIBOR + 0.70%), 1.196	12/15/2026	5,590,335
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2008 D (A-/A2)
4,750,000	6.250	12/15/2026	5,231,318

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
Texas Municipal Gas Acquisition & Supply Corp. II RB Series 2007 B (A-/A2)(g)
$3,055,000	(SIFMA Municipal Swap Index Yield + 0.55%), 5.260%	09/15/2027	$2,968,452
Texas Private Activity Bonds Surface Transportation Corp. RB Refunding for NTE Mobility Partners LLC Series 2019 A (BBB/Baa2)
7,200,000	5.000	12/31/2030	8,215,776
10,000,000	5.000	12/31/2031	11,382,100
3,000,000	5.000	12/31/2032	3,407,370
4,000,000	5.000	12/31/2033	4,534,120
5,000,000	5.000	12/31/2034	5,649,700
4,000,000	5.000	12/31/2035	4,504,360
4,000,000	5.000	12/31/2036	4,492,120
Texas Private Activity Bonds Surface Transportation Corp. RB Senior Lien for Blueridge Transportation Group, LLC SH 288 Toll Lanes Project Series 2016 (AMT) (BBB-/Baa3)
9,840,000	5.000	12/31/2055	10,371,458
Texas Private Activity Bonds Surface Transportation Corp. RB Senior Lien for Mobility Partners Segment 3 LLC Series 2019 (AMT) (NR/Baa3)
7,215,000	5.000	06/30/2058	7,710,021
Texas Transportation Commission Central Turnpike System RB Refunding Second Tier Series 2015 C (A-/Baa1)
1,380,000	5.000	08/15/2042	1,419,854
Texas Transportation Commission State Highway Fund First Tier RB for Build America Bonds Series 2010 (AAA/Aaa)
2,000,000	5.028	04/01/2026	2,250,460
Town of Little Special Assessment RB for Hillstone Pointe Public Improvement District No. 2 Phases 2-3 Project Series 2018 (NR/NR)(f)
170,000	4.750	09/01/2023	166,796
360,000	5.250	09/01/2028	347,407
Town of Little Special Assessment RB for Lakeside Estates Public Improvement District No. 2 Project Series 2017 (NR/NR)(f)
345,000	4.500	09/01/2027	324,010
United Independent School District GO Refunding Bonds Series 2020 (PSF-GTD) (AAA/Aaa)(e)
500,000	0.000	08/15/2025	455,550
500,000	0.000	08/15/2026	444,295
University Houston Consolidated RB Refunding Series 2017 C (AA/Aa2)
8,500,000	3.250	02/15/2041	8,811,100
University of Texas System Revenue Financing System RB Refunding Series 2017 C (AAA/Aaa)
5,865,000	5.000	08/15/2026	7,188,320
Viridian Municipal Management District Tarrant County Special Assessment RB Series 2018 (NR/NR)
342,000	4.000	12/01/2023	338,354
520,000	4.250	12/01/2029	500,162
1,159,000	4.625	12/01/2035	1,110,890
1,604,000	5.000	12/01/2045	1,534,643

			568,270,565

Municipal Bonds – (continued)
Utah – 0.8%
Jordan School District GO School Building Bonds Series 2019 B (SCH BD GTY) (AAA/Aaa)
1,625,000	5.000	06/15/2022	1,762,556
2,175,000	5.000	06/15/2023	2,438,719
2,355,000	5.000	06/15/2024	2,723,746
2,400,000	5.000	06/15/2025	2,859,024
2,750,000	5.000	06/15/2027	3,450,012
Salt Lake City Corporation Airport RB Series 2018 A (AMT) (A+/A2)
18,635,000	5.000	07/01/2037	21,408,633
Salt Lake City RB for International Airport Series 2017 A (AMT) (A+/A2)
2,650,000	5.000	07/01/2047	2,970,200
Salt Lake City RB for International Airport Series 2018 A (AMT) (A+/A2)
5,000,000	5.000	07/01/2029	5,896,750
5,500,000	5.000	07/01/2030	6,463,435
Utah Charter School Finance Authority RB Refunding for Summit Academy, Inc. Series 2019 A (AA/NR)
700,000	5.000	04/15/2039	857,465
625,000	5.000	04/15/2044	758,531
1,150,000	5.000	04/15/2049	1,385,003
Utah Transit Authority Sales Tax RB Refunding Subordinate Series 2015 A (AA/Aa2)
3,065,000	4.000	06/15/2034	3,371,623

			56,345,697

Vermont – 0.0%
Vermont Economic Development Authority RB Refunding for Wake Robin Corp. Series 2017 A (NR/NR)
745,000	5.000	05/01/2025	730,264
585,000	5.000	05/01/2026	569,731

			1,299,995

Virgin Islands – 0.2%
Virgin Islands Public Finance Authority RB Matching Fund Loan Note Senior Lien Series 2010 A (NR/Caa2)
350,000	5.000	10/01/2020	350,066
1,410,000	5.000	10/01/2029	1,363,597
Virgin Islands Public Finance Authority RB Matching Fund Loan Note Series 2012 A (NR/Caa2)
700,000	5.000	10/01/2032	674,562
Virgin Islands Public Finance Authority RB Refunding for Virgin Islands Gross Receipts Taxes Loan Note Series 2014 C (B/NR)
4,700,000	5.000	10/01/2039	4,402,584
Virgin Islands Public Finance Authority RB Series 2014 A (AGM-CR) (AA/A2)(f)
5,000,000	5.000	10/01/2034	5,591,450

			12,382,259

Virginia – 1.4%
Amelia County IDA Solid Waste Disposal RB Refunding for Waste Management, Inc. Project Series 2002 (AMT) (A-/NR)(c)(d)
2,500,000	3.000	04/01/2021	2,500,000

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Virginia – (continued)
Chesapeake Bay Bridge & Tunnel District RB First Tier General Resolution Anticipation Notes Series 2019 (BBB/Baa2)
$19,500,000	5.000%	11/01/2023	$21,197,670
Chesapeake Economic Development Authority RB Refunding for Virginia Electric & Power Co. Series 2008 A (BBB+/A2)(c)(d)
1,700,000	1.900	06/01/2023	1,740,120
County of Arlington GO Bonds for Public Improvement Series 2019 (AAA/Aaa)
6,990,000	5.000	06/15/2030	9,211,003
Fairfax County Economic Development Authority Residential Care Facilities Mortgage RB Refunding for Goodwin House Incorporated Series 2016 A (BBB+/NR)
1,250,000	4.000	10/01/2042	1,208,812
Louisa Industrial Development Authority Pollution Control RB Refunding Virginia Electric & Power Co. Series 2008 A (BBB+/A2)(c)(d)
1,000,000	1.900	06/01/2023	1,020,920
Louisa Industrial Development Authority Pollution Control RB Refunding Virginia Electric & Power Co. Series 2008 C (BBB+/A2)(c)(d)
1,850,000	1.800	04/01/2022	1,867,316
Peninsula Ports Authority RB Refunding for Dominion Terminal Associates Series 2003 (BBB/Baa2)(c)(d)
2,250,000	1.700	10/01/2022	2,241,450
Salem Economic Development Authority RB Refunding Roanoke College Series 2020 (BBB+/NR)
305,000	5.000	04/01/2026	335,198
305,000	5.000	04/01/2027	338,562
350,000	5.000	04/01/2028	392,140
405,000	5.000	04/01/2029	456,467
305,000	5.000	04/01/2030	345,471
650,000	5.000	04/01/2031	731,094
265,000	5.000	04/01/2032	296,766
570,000	5.000	04/01/2033	636,188
345,000	5.000	04/01/2034	383,202
775,000	5.000	04/01/2035	856,778
375,000	5.000	04/01/2036	412,684
905,000	5.000	04/01/2037	993,120
410,000	4.000	04/01/2039	404,305
265,000	4.000	04/01/2040	261,144
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 A-1 (B-/B3)
9,455,000	6.706	06/01/2046	8,168,458
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 C (CCC-/NR)(e)
122,865,000	0.000	06/01/2047	18,906,466
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 D (CCC-/NR)(e)
13,500,000	0.000	06/01/2047	2,010,420
Virginia Commonwealth Transportation Board RB Capital Project Series 2012 (AA+/Aa1)
760,000	4.000	05/15/2037	798,897
Virginia Housing Development Authority RB for Rental Housing Series 2019 E (AA+/Aa1)
4,345,000	1.400	12/01/2023	4,331,009

Municipal Bonds – (continued)
Virginia – (continued)
Virginia Port Authority Port Facilities RB Refunding Series 2015 A (AMT) (A/WR)(a)
4,750,000	5.000	07/01/2025	5,609,465
Virginia Small Business Financing Authority Private Activity Tax Exempt Senior Lien RB for Transform 66 P3 Project Series 2017 (AMT) (BBB/Baa3)
2,580,000	5.000	12/31/2047	2,822,778
1,885,000	5.000	12/31/2056	2,050,616
Virginia Small Business Financing Authority Private Activity Tax Exempt Senior Lien RB for Transform 66 P3 Project Series 2017 (AMT) (NR/Baa3)
1,000,000	5.000	12/31/2052	1,089,160
Virginia Small Business Financing Authority Senior Lien RB for 95 Express Lanes LLC Project Series 2017 (AMT) (BBB/NR)
950,000	5.000	07/01/2034	956,878
3,325,000	5.000	01/01/2040	3,337,436
Virginia Small Business Financing Authority Senior Lien RB for Elizabeth River Crossings Opco, LLC Project Series 2012 (BBB/NR)
750,000	5.500	01/01/2042	760,995
Virginia Small Business Financing Authority Solid Waste Disposal Facilities RB for Covanta Holding Corp. Project Series 2018 (AMT) (B-/NR)(c) (d) (f)
300,000	5.000	07/01/2038	300,333
York County Economic Development Authority Pollution Control RB Refunding for Virginia Electric & Power Co. Project Series 2009 A (BBB+/A2)(c)(d)
3,200,000	1.900	06/01/2023	3,274,400

			102,247,721

Washington – 1.8%
City of Seattle Limited Tax GO Improvement & Refunding Bonds Series 2015 A (AAA/Aaa)
5,000,000	5.000	06/01/2026	5,941,500
City of Seattle RB for Municipal Light & Power Improvement Series 2018 A (AA/Aa2)
3,340,000	4.000	01/01/2033	3,851,287
6,715,000	4.000	01/01/2034	7,722,720
11,655,000	4.000	01/01/2043	12,776,677
City of Seattle RB Refunding for Drainage & Wastewater Series 2014 (AA+/Aa1)
13,715,000	4.000	05/01/2044	14,689,039
City of Seattle RB Refunding for Drainage & Wastewater Series 2017 (AA+/Aa1)
6,555,000	4.000	07/01/2035	7,613,764
King County Junior Lien Sewer RB Series 2012 (AA/Aa2)(c)(d)
5,900,000	2.600	12/01/2021	5,957,053
Port of Seattle Intermediate Lien RB Series 2019 (AMT) (A+/A1)
9,295,000	5.000	04/01/2038	10,788,428
Port of Seattle Wash RB Refunding Series 2011 B (AMT) (AA-/Aa2)
2,485,000	5.000	09/01/2022	2,613,996
State of Washington GO Bonds Various Purpose Series 2014 D (AA+/Aaa)
15,055,000	5.000	02/01/2026	17,152,011

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Washington – (continued)
University of Washington RB Refunding Series 2012 A (AA+/Aaa)
$2,500,000	5.000%	07/01/2029	$2,683,925
Washington Health Care Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-1 (BBB+/Baa1)
985,000	5.000	08/01/2036	1,079,895
1,715,000	5.000	08/01/2037	1,874,289
1,715,000	5.000	08/01/2038	1,867,686
Washington Health Care Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-2 (BBB+/Baa1)
1,285,000	5.000	08/01/2035	1,420,889
1,930,000	5.000	08/01/2036	2,115,936
Washington Health Care Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 B-1 (BBB+/Baa1)(c)(d)
5,400,000	5.000	08/01/2024	6,060,312
Washington Health Care Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 B-2 (BBB+/Baa1)(c)(d)
1,265,000	5.000	08/01/2025	1,452,764
Washington Health Care Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 B-3 (BBB+/Baa1)(c)(d)
4,285,000	5.000	08/01/2026	5,014,950
Washington State Convention Center Public Facilities District RB Series 2018 (AA-/Aa3)
6,825,000	5.000	07/01/2048	8,175,121
Washington State Housing Finance Commission Nonprofit Housing RB for Presbyterian Retirement Communities Northwest Obligated Group Transforming Age Projects Series 2019 A (BB/NR)(f)
745,000	5.000	01/01/2034	755,408
1,400,000	5.000	01/01/2039	1,404,004
Washington State Motor Vehicle Fuel Tax GO Refunding Bonds Series 2015 C (AMBAC) (AA+/Aaa)(e)
6,855,000	0.000	06/01/2028	5,982,770

			128,994,424

West Virginia – 0.8%
County of Ohio Special District Excise Tax RB Refunding for Fort Henry Economic Opportunity Development District The Highlands Project Series 2019 B (BBB/NR)
770,000	3.000	03/01/2035	763,401
2,165,000	3.000	03/01/2037	2,104,294
2,165,000	3.250	03/01/2041	2,131,031
State of West Virginia GO Bonds for State Road Series 2019 A (AA-/Aa2)
6,145,000	5.000	06/01/2035	7,844,584
State of West Virginia GO Bonds Series 2018 B (AA-/Aa2)
8,740,000	5.000	06/01/2035	10,911,628
West Virginia Hospital Finance Authority RB Refunding for Cabell Huntington Hospital Obligated Group Series 2018 A (BBB+/Baa1)
770,000	5.000	01/01/2033	933,979
910,000	5.000	01/01/2034	1,098,297
1,095,000	5.000	01/01/2035	1,317,077
2,330,000	5.000	01/01/2036	2,792,831

Municipal Bonds – (continued)
West Virginia – (continued)
West Virginia Hospital Finance Authority RB Refunding for Charleston Area Medical Center, Inc. Obligated Group Series 2019 A (NR/Baa1)
2,325,000	5.000	09/01/2029	2,914,271
2,645,000	5.000	09/01/2030	3,314,635
2,100,000	5.000	09/01/2031	2,623,005
1,700,000	5.000	09/01/2032	2,117,860
West Virginia University RB Refunding Series 2020 A (AA-/Aa3)
20,125,000	1.549	10/01/2025	19,797,164

			60,664,057

Wisconsin – 0.8%
Public Finance Authority Exempt Facilities RB Refunding for Celanese Project Series 2016 C (AMT) (BBB/Baa3)
1,000,000	4.300	11/01/2030	939,070
Public Finance Authority RB for Beyond Boone LLC Series 2020 A (AGM) (AA/A2)
220,000	4.000	07/01/2026	247,876
220,000	4.000	07/01/2027	251,467
220,000	4.000	07/01/2028	254,056
220,000	4.000	07/01/2029	253,258
265,000	4.000	07/01/2030	303,510
355,000	4.000	07/01/2031	403,571
420,000	4.000	07/01/2032	474,625
175,000	4.000	07/01/2033	196,999
130,000	4.000	07/01/2034	145,380
155,000	4.000	07/01/2035	172,496
220,000	4.000	07/01/2036	244,064
220,000	4.000	07/01/2037	243,364
265,000	4.000	07/01/2038	292,133
265,000	4.000	07/01/2039	291,569
265,000	4.000	07/01/2040	291,238
Public Finance Authority RB for Prime Healthcare Foundation, Inc. Series 2018 A (BBB-/NR)
500,000	5.200	12/01/2037	538,715
Public Finance Authority RB for Roseman University of Health Sciences Series 2020 (BB/NR)(f)
425,000	3.000	04/01/2025	410,410
500,000	5.000	04/01/2030	535,705
510,000	5.000	04/01/2040	511,193
Public Finance Authority RB Refunding for Coral Academy of Science Reno Series 2019 A (NR/NR)(f)
370,000	5.000	06/01/2029	380,060
710,000	5.000	06/01/2039	697,923
Public Finance Authority RB Refunding for Fellowship Senior Living Obligated Group Series 2019 A (BBB+/NR)
1,000,000	4.000	01/01/2030	1,001,550
8,955,000	4.000	01/01/2046	7,505,992
Public Finance Authority RB Refunding for Penick Village Obligated Group Series 2019 (NR/NR)(f)
605,000	4.000	09/01/2029	547,271
770,000	5.000	09/01/2039	707,160
Public Finance Authority RB Refunding for UMA Education, Inc. Project Series 2019 B (BB/NR)(f)
2,770,000	6.125	10/01/2049	2,442,503

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Wisconsin – (continued)
Public Finance Authority RB Refunding for Waste Management, Inc. Project Series 2016 A-2 (AMT) (A-/NR)
$2,000,000	2.875%	05/01/2027	$1,965,300
Public Finance Authority RB Series 2019 A-1 (NR/NR)(f)
24,345	5.500	12/01/2048	24,345
Public Finance Authority RB Series 2019 A-2 (NR/NR)(f)
51,733	7.250	12/01/2048	51,733
Public Finance Authority Retirement Communities RB Refunding for The Evergreens Obligated Group Series 2019 A (BBB/NR)
425,000	5.000	11/15/2044	432,777
570,000	5.000	11/15/2049	578,231
Public Finance Authority Senior Airport Facilities RB Refunding for Transportation Infrastructure Properties LLC Obligated Group Series 2012 B (AMT) (BBB+/NR)
6,000,000	5.250	07/01/2028	6,171,240
Public Finance Authority Tax Increment Reinvestment Zone No. 11 Tax Allocation Series 2019 (NR/Baa3)(e)
13,850,000	0.000	12/15/2027	10,564,365
Public Finance Authority Waste Management Inc. Project RB Refunding Series 2016 A-3 (AMT) (A-/NR)(c)(d)
10,000,000	2.000	06/01/2021	9,993,000
Wisconsin Health & Educational Facilities Authority RB for Hmong American Peace Academy Ltd. Series 2020 (BBB/NR)
350,000	4.000	03/15/2030	394,236
345,000	4.000	03/15/2040	364,234
Wisconsin Health & Educational Facilities Authority RB Refunding for Lawrence University of Wisconsin Series 2020 (NR/Baa1)
1,185,000	3.000	02/01/2042	1,091,432
390,000	4.000	02/01/2045	408,732
Wisconsin State Health & Educational Facilities Authority RB for Saint John’s Communities, Inc. Project Series 2018 A (BBB-/NR)
275,000	4.000	09/15/2021	274,802
225,000	4.000	09/15/2022	224,320
250,000	4.000	09/15/2023	248,483
365,000	4.000	09/15/2024	361,620
Wisconsin State Health & Educational Facilities Authority RB Refunding for Fort Healthcare, Inc. Series 2014 (BBB+/NR)
410,000	5.000	05/01/2020	411,099
Wisconsin State RB Refunding Series 2020 A (AA/Aa2)
5,600,000	2.096	05/01/2026	5,612,880

			59,455,987

Wyoming – 0.3%
County of Campbell RB Refunding for Basin Electric Power Cooperative Series 2019 A (A/A3)
21,840,000	3.625	07/15/2039	21,984,144

TOTAL MUNICIPAL BONDS
(Cost $7,027,917,165)			$7,037,909,927

Corporate Bonds - 0.2%
Consumer Services – 0.1%
Howard University Series 2020
$1,250,000	2.516%	10/01/2025	$1,320,120
1,840,000	2.657	10/01/2026	1,969,464
1,500,000	2.757	10/01/2027	1,624,640
1,545,000	2.845	10/01/2028	1,665,806

			6,580,030

Health Care Equipment & Services – 0.1%
CommonSpirit Health
470,000	4.350	11/01/2042	460,103
Prime Healthcare Foundation, Inc. Series B
4,975,000	7.000	12/01/2027	6,126,198

			6,586,301

TOTAL CORPORATE BONDS
(Cost $11,459,914)			$13,166,331

TOTAL INVESTMENTS – 96.1%
(Cost $7,039,377,079)			$7,051,076,258

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.9%			285,128,784

NET ASSETS – 100.0%			$7,336,205,042

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Pre-refunded security. Maturity date disclosed is pre-refunding date.

(b)	Zero coupon bond until next reset date.

(c)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on March 31, 2020.

(d)	Variable Rate Demand Instruments - rate shown is that which is in effect on March 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(f)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(g)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2020.

(h)	When-issued security.

(i)	Security is currently in default.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2020

Investment Abbreviations:
AGC	—Insured by Assured Guaranty Corp.
AGC-ICC	—Agency Insured Custody Certificate
AGM	—Insured by Assured Guaranty Municipal Corp.
AGM-CR	—Insured by Assured Guaranty Municipal Corp. Insured Custodial Receipts
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMT	—Alternative Minimum Tax
ASSURED GTY	—Insured by Assured Guaranty
BAM	—Build America Mutual Assurance Co.
BHAC-CR	—Insured by Berkshire Hathaway Assurance Corp. - Insured Custodial Receipts
COPS	—Certificates of Participation
ETM	—Escrowed to Maturity
FGIC	—Insured by Financial Guaranty Insurance Co.
FNMA	—Federal National Mortgage Association
GARB	—General Airport Revenue Bond
GO	—General Obligation
IDA	—Industrial Development Authority
LIBOR	—London Interbank Offered Rate
Mo.	—Month
MUN GOVT GTD	—Municipal Government Guaranteed
NATL-RE	—Insured by National Public Finance Guarantee Corp.
NATL-RE-IBC	—Insured by National Public Finance Guarantee Corp. - Insured Bond Certificates
NR	—Not Rated
PCRB	—Pollution Control Revenue Bond
PSF-GTD	—Guaranteed by Permanent School Fund
Q-SBLF	—Qualified School Board Loan Fund
RB	—Revenue Bond
RMKT	—Remarketed
SCH BD GTY	—School Bond Guaranty
SCH BD RES FD	—School Bond Reserve Fund
SCSDE	—South Carolina State Department of Education
SD CRED PROG	—School District Credit Program
SIFMA	—The Securities Industry and Financial Markets Association
ST AID WITHHLDG	—State Aid Withholding
ST APPROP	—State Appropriation
USD	—United States Dollar
WR	—Withdrawn Rating

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At March 31, 2020, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index(a)	Financing Rate Received (Paid) by the Fund	Credit Spread at March 31, 2020(b)	Counterparty	Termination Date	Notional Amount (000’s)		Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
California State Various Purpose GO Bonds Series 2003, 5.000%, 11/01/2023	1.000%	0.242%	Bank of America NA	03/20/2023	USD	1,000	$22,736	$(14,722)	$37,458
California State Various Purpose GO Bonds Series 2003, 5.250%, 11/01/2023	1.000	0.242	JPMorgan Chase Bank NA	03/20/2023		1,000	22,736	(14,723)	37,459

TOTAL							$45,472	$(29,445)	$74,917

(a)	Payments received quarterly.
(b)	Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund(a)	Payments Received by the Fund	Termination Date	Notional Amount (000’s)		Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
2.250%	3 Month LIBOR	12/21/2041	USD	19,600	$(5,640,197)	$(1,125,016)	$(4,515,181)
2.250	3 Month LIBOR	03/18/2050		38,200	(14,236,439)	(2,155,253)	(12,081,186)

TOTAL					$(19,876,636)	$(3,280,269)	$(16,596,367)

(a)	Payments made semi-annually.

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – 96.6%
Alabama – 2.1%
Hoover Industrial Development Board RB for United States Steel Corp. Series 2019 (AMT) (B-/B3)
$14,525,000	5.750%	10/01/2049	$12,955,864
Houston County Health Care Authority RB for Southeast Alabama Medical Center Series 2016 A (BBB+/NR)
850,000	5.000	10/01/2024	960,415
850,000	5.000	10/01/2025	980,840
4,125,000	5.000	10/01/2030	4,741,729
Jefferson County Senior Lien Sewer RB Warrants Series 2013 C (AGM) (AA/A2)(a)
5,750,000	0.000	10/01/2038	5,540,872
6,000,000	0.000	10/01/2042	5,762,820
2,775,000	0.000	10/01/2046	2,655,259
Jefferson County Subordinate Lien Sewer RB Warrants Series 2013 D (BBB/NR)
8,300,000	6.000	10/01/2042	9,569,402
19,850,000	7.000	10/01/2051	23,400,768
81,815,000	6.500	10/01/2053	95,039,577

			161,607,546

Alaska – 0.1%
Northern Tobacco Securitization Corp. RB Refunding Asset- Backed Bonds Series 2006 A (NR/B3)
6,280,000	5.000	06/01/2046	6,280,691
Northern Tobacco Securitization Corp. RB Refunding Capital Appreciation Asset-Backed Bonds 1st Subordinate Series 2006 B (NR/NR)(b)
6,780,000	0.000	06/01/2046	734,613

			7,015,304

Arizona – 1.9%
Apache County IDA PCRB for Tucson Electric Power Company Series 2012 A (A-/A3)
4,500,000	4.500	03/01/2030	4,525,380
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (AA-/NR)(c)
63,640,000	(3 Mo. LIBOR + 0.81%), 2.089	01/01/2037	61,434,874
Arizona Industrial Development Authority RB for Candeo Schools Obligated Group Project Series 2020 A (SD CRED PROG) (AA-/NR)
665,000	4.000	07/01/2047	692,810
Arizona Industrial Development Authority RB for Equitable School Revolving Fund LLC Obligated Group Series 2019 A (A/NR)
1,500,000	4.000	11/01/2049	1,552,425
Arizona Industrial Development Authority RB for Great Lakes Senior Living Communities LLC Project First Tier Series 2019 A (BBB+/NR)
1,000,000	5.000	01/01/2043	892,600
5,250,000	4.500	01/01/2049	4,176,953
3,300,000	5.000	01/01/2054	2,782,923
Arizona Industrial Development Authority RB for Great Lakes Senior Living Communities LLC Project Second Tier Series 2019 B (BBB/NR)
575,000	5.000	01/01/2043	506,679
3,200,000	5.000	01/01/2049	2,725,216
1,000,000	5.125	01/01/2054	848,600

Municipal Bonds – (continued)
Arizona – (continued)
Arizona Industrial Development Authority RB for Provident Group – EMU Properties LLC Series 2018 (NR/Baa1)
1,000,000	5.000	05/01/2038	1,018,860
2,780,000	5.000	05/01/2043	2,797,097
2,500,000	5.000	05/01/2048	2,472,450
2,000,000	5.000	05/01/2051	1,946,700
City of Phoenix Civic Improvement Corporation RB for Junior Lien Airport Series 2019 A (A+/A1)
1,625,000	3.000	07/01/2049	1,610,066
City of Phoenix Civic Improvement Corporation RB for Junior Lien Airport Series 2019 B (AMT) (A+/A1)
1,085,000	4.000	07/01/2044	1,149,894
3,520,000	5.000	07/01/2044	4,070,634
2,710,000	3.250	07/01/2049	2,636,152
1,625,000	5.000	07/01/2049	1,864,801
City of Tempe IDA RB Refunding for Friendship Village Series 2012 A (NR/NR)
1,250,000	6.250	12/01/2042	1,273,950
1,325,000	6.250	12/01/2046	1,348,479
Estrella Mountain Ranch Community Facilities District Lucero Assessment District No. 1 Special Assessment RB Series 2019 (NR/NR)
635,000	3.500	07/01/2029	595,160
600,000	4.100	07/01/2034	549,996
1,925,000	4.750	07/01/2043	1,722,779
La Paz County Industrial Development Authority RB for American Fiber Optics LLC Series 2018 A (NR/NR)(d)
3,100,000	6.000	08/01/2028	2,858,634
16,130,000	6.250	08/01/2040	14,071,489
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for Public Service Co. of New Mexico Palo Verde Project Series 2003 A (BBB+/Baa2)
5,000,000	6.250	01/01/2038	5,043,700
Maricopa County Industrial Development Authority RB for Arizona Autism Charter Schools Obligated Group Series 2020 A (BB/NR)(d)
700,000	5.000	07/01/2050	652,526
700,000	5.000	07/01/2054	638,232
Maricopa County Industrial Development Authority RB Refunding for Legacy Traditional School Obligated Group Series 2019 A (SD CRED PROG) (AA-/Ba2)
1,500,000	5.000	07/01/2049	1,703,310
1,650,000	5.000	07/01/2054	1,857,240
Pima County IDA RB Refunding for Tucson Electric Power Co. Project Series 2012 A (A-/A3)
5,350,000	4.500	06/01/2030	5,379,318
Pima County IDA RB Refunding for Tucson Electric Power Co. Project Series 2013 A (A-/A3)
3,390,000	4.000	09/01/2029	3,413,222
Tempe Industrial Development Authority RB for Tempe Life Care Village Obligated Group Series 2019 (NR/NR)
1,520,000	5.000	12/01/2050	1,278,183
1,900,000	5.000	12/01/2054	1,576,392
The Industrial Development Authority of the City of Phoenix RB Refunding for Downtown Phoenix Student Housing LLC Series 2018 (NR/Baa3)
850,000	5.000	07/01/2037	950,767
1,000,000	5.000	07/01/2042	1,107,330

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Arizona – (continued)
University Medical Center Corp. RB Series 2011 (NR/WR)(e)
$3,500,000	6.000%	07/01/2021	$3,706,360

			149,432,181

Arkansas – 0.2%
Arkansas Development Finance Authority RB for Baptist Health Obligated Group Series 2019 (A/NR)
7,235,000	5.000	12/01/2047	8,643,148
5,370,000	3.200	12/01/2049	5,612,885

			14,256,033

California – 12.0%
ABC Unified School District GO Bonds Series 2001 C (NATL-RE) (AA-/Aa2)(b)
1,600,000	0.000	08/01/2026	1,401,264
Alameda County Oakland Unified School District GO Bonds Election of 2012 Series 2015 A (A-/A1)
3,000,000	5.000	08/01/2040	3,442,830
Alhambra California Unified School District Election of 2008 GO Bonds Capital Appreciation for Elementary Schools Improvement District Series 2011 B (AGM) (AA/Aa2)(b)
4,995,000	0.000	08/01/2037	3,091,705
Alvord Unified School District GO Bonds Capital Appreciation for 2007 Election Series 2007 B (AGM) (AA/A2)(b)
1,850,000	0.000	08/01/2036	1,132,422
Atwater Wastewater RB Refunding Series 2017 A (AGM) (AA/NR)
465,000	5.000	05/01/2040	550,937
1,000,000	5.000	05/01/2043	1,179,310
Calaveras Unified School District GO Bonds for Capital Appreciation Series 2000 (AGM) (AA/A2)(b)
1,055,000	0.000	08/01/2025	965,947
California Community College Financing Authority RB for NCCD-Orange Coast Properties LLC Series 2018 (BBB-/NR)
2,755,000	5.250	05/01/2048	2,956,501
2,850,000	5.250	05/01/2053	3,046,507
California County Tobacco Securitization Agency Tobacco Settlement RB Capital Appreciation Subordinate Series 2006 C (BB+/NR)(b)
130,120,000	0.000	06/01/2055	9,804,542
California Health Facilities Financing Authority RB for El Camino Hospital Series 2017 (AA/A1)
1,500,000	5.000	02/01/2042	1,775,295
4,000,000	5.000	02/01/2047	4,698,760
California Health Facilities Financing Authority RB for Lucile Salter Packard Children’s Hospital Series 2017 A (A+/A1)
8,100,000	5.000	11/15/2056	9,313,542
California Municipal Finance Authority RB for CHF-Riverside II LLC UCR North District Phase 1 Student Housing Project Series 2019 (NR/Baa3)
1,400,000	5.000	05/15/2049	1,484,966
950,000	5.000	05/15/2052	1,006,240
California Municipal Finance Authority RB for Community Medical Centers Series 2017 A (A-/A3)
1,800,000	5.000	02/01/2042	2,005,344
17,675,000	5.000	02/01/2047	19,545,722

Municipal Bonds – (continued)
California – (continued)
California Municipal Finance Authority RB for LAX Integrated Express Solutions LLC Senior Lien Series 2018 A (AMT) (BBB-/NR)
3,200,000	5.000	12/31/2043	3,410,976
4,405,000	5.000	12/31/2047	4,664,190
California Municipal Finance Authority RB for United Airlines, Inc. Project Series 2019 (AMT) (BB-/NR)
20,125,000	4.000	07/15/2029	20,170,483
California Municipal Finance Authority RB Refunding for California Lutheran University Series 2018 (NR/Baa1)
250,000	5.000	10/01/2034	270,640
250,000	5.000	10/01/2036	268,770
300,000	5.000	10/01/2037	321,738
300,000	5.000	10/01/2038	320,325
California Municipal Finance Authority Senior Lien RB for LAX Integrated Express Solutions LLC Project Series 2018 A (AMT) (BBB-/NR)
6,625,000	5.000	12/31/2037	7,158,511
California Pollution Control Financing Authority Solid Waste Disposal RB for Rialto Bioenergy Facility LLC Project Series 2019 (AMT) (NR/NR)(d)
7,550,000	6.750	12/01/2028	7,083,410
45,930,000	7.500	12/01/2040	42,746,592
California Pollution Control Financing Authority Water Furnishing RB Refunding for San Diego County Water Desalination Project Series 2019 (BBB/Baa3)(d)
15,850,000	5.000	11/21/2045	15,512,712
California Public Finance Authority RB for Excelsior Charter School Project Series 2020 A (NR/NR)(d)
1,540,000	5.000	06/15/2050	1,535,118
1,030,000	5.000	06/15/2055	1,005,744
California School Finance Authority RB for Fenton Charter Public Schools Series 2020 A (BB+/NR)(d)
750,000	5.000	07/01/2050	756,750
1,000,000	5.000	07/01/2058	1,001,130
California Statewide Communities Development Authority Community Facilities District No. 2007-01 Special Tax Refunding for Orinda Wilder Project Series 2015 (NR/NR)
1,540,000	5.000	09/01/2030	1,713,851
1,635,000	5.000	09/01/2037	1,778,340
California Statewide Communities Development Authority Infrastructure Program RB for Pacific Highlands Ranch Series 2019 (NR/NR)
850,000	4.000	09/02/2044	867,391
685,000	5.000	09/02/2049	765,583
California Statewide Communities Development Authority Infrastructure Program Special Assessment Bonds Series 2018 B (NR/NR)
1,800,000	5.000	09/02/2033	2,043,990
1,620,000	5.000	09/02/2038	1,803,627
625,000	5.000	09/02/2043	690,969
1,940,000	5.000	09/02/2048	2,134,058
California Statewide Communities Development Authority Infrastructure Program Special Assessment Bonds Series 2019 A (NR/NR)
1,425,000	5.000	09/02/2039	1,587,821
950,000	5.000	09/02/2044	1,055,402
1,000,000	5.000	09/02/2048	1,106,670

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
California Statewide Communities Development Authority Infrastructure Program Special Assessment Bonds Series 2019 B (NR/NR)
$950,000	5.000%	09/02/2039	$1,060,960
1,080,000	5.000	09/02/2044	1,197,094
1,570,000	5.000	09/02/2049	1,732,181
California Statewide Communities Development Authority RB for Lancer Educational Housing LLC Project Series 2019 A (NR/NR)(d)
375,000	5.000	06/01/2034	388,931
475,000	5.000	06/01/2039	484,063
1,340,000	5.000	06/01/2051	1,343,819
California Statewide Communities Development Authority RB for Lancer Plaza Project Series 2013 (NR/NR)
1,875,000	5.875	11/01/2043	1,969,425
California Statewide Communities Development Authority RB for Loma Linda University Medical Center Obligated Group Series 2018 A (BB-/NR)(d)
9,000,000	5.500	12/01/2058	9,838,710
California Statewide Communities Development Authority RB for Marin General Hospital Obligated Group Series 2018 A (A-/NR)
500,000	5.000	08/01/2038	610,875
3,000,000	4.000	08/01/2045	3,201,780
California Statewide Communities Development Authority RB for NCCD-Hooper Street LLC Project Series 2019 (BB+/NR)(d)
2,350,000	5.250	07/01/2039	2,428,043
3,125,000	5.250	07/01/2049	3,182,031
1,450,000	5.250	07/01/2052	1,473,244
California Statewide Communities Development Authority RB Refunding for California Baptist University Series 2017 A (NR/NR)(d)
1,270,000	3.000	11/01/2022	1,251,661
935,000	5.000	11/01/2032	982,480
1,875,000	5.000	11/01/2041	1,916,456
California Statewide Communities Development Authority RB Refunding for Enloe Medical Center Series 2015 (CA MTG INS) (AA-/NR)
2,850,000	5.000	08/15/2038	3,329,854
California Statewide Communities Development Authority RB Refunding for Front Porch Communities & Services Series 2017 A (A-/NR)
1,200,000	5.000	04/01/2047	1,400,676
California Statewide Communities Development Authority RB Refunding for Loma Linda University Medical Center Series 2014 A (BB-/NR)
6,235,000	5.500	12/01/2054	6,645,699
California Statewide Communities Development Authority Special Assessment Bonds Series 2018 C (NR/NR)
2,220,000	5.000	09/02/2038	2,471,637
2,500,000	5.000	09/02/2048	2,729,200
California Statewide Communities Development Authority Student Housing RB for University of California Irvine East Campus Apartments, Phase IV-A CHF-Irvine, LLC Series 2017 (NR/Baa1)
3,750,000	5.000	05/15/2042	4,189,725
5,750,000	5.000	05/15/2047	6,380,200
5,640,000	5.000	05/15/2050	6,242,465

Municipal Bonds – (continued)
California – (continued)
California Statewide Financing Authority Tobacco Settlement RB Capital Appreciation for Turbo Pooled Program Series 2006 B (CCC/NR)(b)
35,600,000	0.000	06/01/2046	3,865,448
Capistrano Unified School District Special Tax for Capital Appreciation Series 2005 (NATL-RE) (NR/Baa2)(b)
7,000,000	0.000	09/01/2033	4,915,330
Chino Public Financing Authority Tax Exempt RB Series 2019 A (NR/NR)
190,000	3.000	09/01/2037	170,949
195,000	3.000	09/01/2038	171,693
205,000	3.000	09/01/2039	182,079
210,000	3.000	09/01/2040	184,378
715,000	3.125	09/01/2044	627,234
City of Azusa Community Facilities District No. 2005-1 Special Tax Series 2019 (AGM) (AA/NR)
685,000	5.000	09/01/2044	818,232
1,035,000	5.000	09/01/2049	1,227,562
City of Davis Redevelopment Agency Tax Allocation for Davis Redevelopment Project Series 2011 A (A+/NR)(e)
750,000	6.500	12/01/2021	816,967
City of Fremont Community Facilities District No. 1 Special Tax for Pacific Commons Series 2015 (NR/NR)
3,000,000	5.000	09/01/2045	3,185,370
City of Goleta Redevelopment Agency Tax Allocation for Goleta Old Town Redevelopment Project Series 2011 (NR/NR)
670,000	7.750	12/01/2031	672,707
5,000,000	8.000	06/01/2044	5,021,300
City of Oroville RB for Oroville Hospital Series 2019 (BB+/NR)
1,900,000	5.250	04/01/2034	2,271,811
3,565,000	5.250	04/01/2039	4,097,540
14,580,000	5.250	04/01/2049	16,175,198
13,840,000	5.250	04/01/2054	15,288,217
City of Palo Alto Limited Obligation Refunding Improvement Bonds for University Avenue Area Off-Street Parking Assessment District Series 2012 (A-/NR)
600,000	5.000	09/02/2030	649,920
City of Roseville Special Tax for SVSP Westpark-Federico Community Facilities District No. 1 Series 2019 (NR/NR)
500,000	5.000	09/01/2044	538,490
700,000	5.000	09/01/2049	756,672
City of Sacramento Natomas Meadows Community Facilities District No. 2007-01 Special Tax Bonds for Improvement Area No. 1 Series 2017 (NR/NR)(d)
280,000	5.000	09/01/2032	308,532
700,000	5.000	09/01/2037	766,003
1,745,000	5.000	09/01/2047	1,885,158
City of Tracy Community Facilities District No. 2016-2 ECFD Special Tax Bonds Series 2019 (NR/NR)
405,000	5.000	09/01/2044	451,591
535,000	5.000	09/01/2049	593,224
County of El Dorado CA Community Facilities District No. 2018-1 Bass Lake Hills Special Tax Bonds Series 2019 (NR/NR)
1,225,000	5.000	09/01/2044	1,340,223
200,000	4.000	09/01/2045	203,598
1,420,000	5.000	09/01/2049	1,554,971

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
County of San Diego Community Facilities District No. 2008-01 Special Tax Series 2020 A (NR/NR)
$695,000	3.000%	09/01/2050	$578,017
1,875,000	4.000	09/01/2050	1,900,204
Denair California Unified School District GO Bonds Capital Appreciation Election 2001 Series 2003 B (NATL-RE) (A-/Baa2)(b)
1,305,000	0.000	08/01/2027	1,131,761
Dublin Community Facilities District No. 2015-1 Improvement Area No. 1 Special Tax Series 2017 (NR/NR)
1,485,000	5.000	09/01/2027	1,647,697
2,285,000	5.000	09/01/2037	2,541,445
6,680,000	5.000	09/01/2047	7,326,758
East Garrison Public Finance Authority Special Tax for East Garrison Project Series 2019 (NR/NR)
460,000	3.125	09/01/2044	398,291
2,000,000	3.125	09/01/2049	1,698,680
El Rancho California Unified School District GO Bonds Capital Appreciation Election 2003 Series 2007 (NATL-RE) (A-/Baa2)(b)
5,400,000	0.000	08/01/2032	4,080,726
Fairfield COPS Capital Appreciation for Water Financing Series 2007 A (XLCA) (AA-/WR)(b)
4,180,000	0.000	04/01/2029	3,481,647
Folsom Cordova Unified School District No. 4 GO for School Facilities Improvement Capital Appreciation for Election of 2006 Series 2007 A (NATL-RE) (AA-/Aa3)(b)
3,460,000	0.000	10/01/2032	2,661,640
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding Capital Appreciation Senior Lien Series 2015 A (AGM) (AA/A2)(b)
12,000,000	0.000	01/15/2035	8,195,400
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding RMKT 08/24/17 Series 2013 B Subseries B-1 (A-/Baa2)
37,510,000	3.950	01/15/2053	39,199,826
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding Series 2013 A (AGM) (AA/A2)(a)
1,000,000	0.000	01/15/2032	1,120,000
Fullerton Public Financing Authority Tax Allocation Series 2005 (AMBAC) (A/WR)
200,000	5.000	09/01/2027	203,244
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 B (CCC-/NR)(b)
77,260,000	0.000	06/01/2047	13,701,288
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 C (CCC-/NR)(b)
147,670,000	0.000	06/01/2047	26,187,798
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2018 A-1 (NR/NR)
8,900,000	5.000	06/01/2047	8,539,639
5,400,000	5.250	06/01/2047	5,278,068
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2018 A-2 (NR/NR)
3,500,000	5.000	06/01/2047	3,358,320

Municipal Bonds – (continued)
California – (continued)
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Senior Asset-Backed Bonds Series 2007 A-2 (B-/B3)
27,780,000	5.300	06/01/2037	27,856,395
Inland Empire Tobacco Securitization Authority RB Turbo Asset- Backed Bonds for Capital Appreciation Series 2007 C-1 (CCC/NR)(b)
100,945,000	0.000	06/01/2036	34,466,661
Inland Empire Tobacco Securitization Authority RB Turbo Asset- Backed Bonds for Capital Appreciation Series 2007 C-2 (CCC/NR)(b)
51,235,000	0.000	06/01/2047	8,337,984
Inland Empire Tobacco Securitization Authority RB Turbo Asset- Backed Bonds for Capital Appreciation Series 2007 D (CCC/NR)(b)
260,660,000	0.000	06/01/2057	15,895,047
Inland Empire Tobacco Securitization Authority RB Turbo Asset- Backed Bonds Series 2019 (A-/NR)
2,070,000	3.678	06/01/2038	2,122,971
Irvine Community Facilities District No. 2013-3 Special Tax Series 2018 (AGM) (AA/NR)
1,150,000	5.000	09/01/2051	1,356,885
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 A (NR/NR)
1,655,000	5.000	09/01/2047	1,819,137
1,925,000	5.000	03/01/2057	2,101,272
Lammersville Joint Unified School District Special Tax Bonds for Community Facilities District No. 2007-1 Series 2013 (NR/NR)
2,750,000	6.000	09/01/2043	3,019,637
Lemoore Redevelopment Agency Tax Allocation for Lemoore Redevelopment Project Series 2011 (A-/NR)
215,000	6.625	08/01/2024	215,817
Los Angeles County GO Bonds for Westside Union School District Election Series 2008 B (AA-/Aa3)(b)
49,925,000	0.000	08/01/2050	16,506,204
Lynwood Redevelopment Agency Tax Allocation for Housing Projects Series 2011 A (A/NR)
1,625,000	6.750	09/01/2026	1,747,866
1,500,000	7.000	09/01/2031	1,619,535
875,000	7.250	09/01/2038	944,816
Merced-Union High School District Election of 2008 GO Bonds Series 2011 C (NR/Aa3)(b)
3,750,000	0.000	08/01/2035	2,596,650
M-S-R Energy Authority Gas RB Series 2009 A (BBB+/NR)
14,850,000	6.500	11/01/2039	20,752,875
M-S-R Energy Authority Gas RB Series 2009 B (BBB+/NR)
2,000,000	6.500	11/01/2039	2,795,000
M-S-R Energy Authority Gas RB Series 2009 C (BBB+/NR)
9,870,000	6.125	11/01/2029	11,910,030
21,765,000	6.500	11/01/2039	30,416,588
Mt. Diablo Unified School District GO Bonds Capital Appreciation for Election of 2010 Series 2010 A (AGM) (AA/Aa3)(a)
7,000,000	0.000	08/01/2030	7,574,910

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
New Haven Unified School District GO Refunding Bonds for Capital Appreciation Series 2009 (ASSURED GTY) (AA/Aa3)(b)
$860,000	0.000%	08/01/2025	$789,910
1,105,000	0.000	08/01/2026	993,572
5,550,000	0.000	08/01/2030	4,496,721
7,830,000	0.000	08/01/2032	5,989,637
7,000,000	0.000	08/01/2034	5,027,330
Orange County California Community Facilities District No. 2015-1 Village of Esencia Special Tax Bonds Series 2015 A (NR/NR)
2,925,000	5.250	08/15/2045	3,190,385
Orange County California Community Facilities District No. 2017-1 Village of Esencia Special Tax Bonds Series 2018 A (NR/NR)
250,000	5.000	08/15/2027	291,020
200,000	5.000	08/15/2028	236,820
2,900,000	5.000	08/15/2047	3,225,409
Oxnard School District GO Bonds Election of 2016 Series 2016 B (BAM) (AA/NR)(f)
7,800,000	2.000	08/01/2021	8,407,698
Palomar Health RB Refunding for Palomar Health Series 2017 (AGM) (AA/A2)
11,500,000	5.000	11/01/2047	13,424,525
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AA/A2)
10,750,000	7.000	08/01/2038	15,198,243
Placer Union High School District GO Bonds for Capital Appreciation Series 2000 A (NATL-RE) (AA/Aa2)(b)
1,805,000	0.000	08/01/2025	1,662,297
Poway Unified School District GO Bonds Capital Appreciation for School Facility Improvement Series 2011 B (AA-/Aa3)(b)
1,300,000	0.000	08/01/2040	780,169
Rancho Cordova Community Facilities District No. 2003-1 Special Tax Refunding for Sunridge Anatolia Series 2016 (NR/NR)
500,000	4.000	09/01/2029	532,615
500,000	4.000	09/01/2030	531,020
650,000	4.000	09/01/2031	682,468
900,000	3.000	09/01/2032	865,773
820,000	3.000	09/01/2033	779,508
750,000	3.000	09/01/2034	709,665
Rialto Unified School District GO Election of 2010 Series 2011 A (AGM) (AA/Aa3)(b)
6,170,000	0.000	08/01/2036	3,810,900
River Islands Public Financing Authority Community Facilities District No. 2003-1 Special Tax Refunding Bonds Series 2015 A-1 (NR/NR)
4,835,000	5.375	09/01/2031	5,178,092
880,000	5.250	09/01/2034	937,279
6,815,000	5.500	09/01/2045	7,222,196
River Islands Public Financing Authority Special Tax for Community Facilities District No. 2003-1 Series 2015 B (NR/NR)
22,500,000	5.500	09/01/2045	23,909,175

Municipal Bonds – (continued)
California – (continued)
Riverside County Redevelopment Agency Tax Allocation for Capital Appreciation Jurupa Valley Redevelopment Project Area Series 2011 B (A/NR)(b)
2,220,000	0.000	10/01/2033	1,575,600
2,220,000	0.000	10/01/2035	1,471,838
1,840,000	0.000	10/01/2037	1,141,683
5,100,000	0.000	10/01/2038	3,055,002
8,425,000	0.000	10/01/2039	4,897,537
13,395,000	0.000	10/01/2040	7,495,842
7,275,000	0.000	10/01/2041	3,924,644
6,360,000	0.000	10/01/2042	3,309,617
Riverside County Redevelopment Agency Tax Allocation for Jurupa Valley Redevelopment Project Area Series 2011 B (A/NR)
1,225,000	6.500	10/01/2025	1,321,628
1,950,000	6.750	10/01/2030	2,111,031
Riverside County Transportation Commission Toll Revenue Senior Lien Bonds Series 2013 A (A/NR)
2,000,000	5.750	06/01/2048	2,145,100
Roseville California Community Facilities District No. 1 Special Tax Refunding for Fiddyment Ranch Project Series 2017 (NR/NR)
770,000	5.000	09/01/2029	897,335
1,865,000	5.000	09/01/2033	2,116,141
2,250,000	5.000	09/01/2035	2,528,663
Sacramento County Sanitation District Financing Authority RB Refunding for Sacramento County Regional Series 2007 B (NATL-RE) (AA/Aa3)(c)
6,405,000	(3 Mo. LIBOR + 0.53%), 1.589	12/01/2035	6,126,639
Sacramento County Water Financing Authority RB for Water Agency Zones 40 & 41 2007 Water System Project Series 2007 B (NATL-RE) (A+/Aa3)(c)
3,920,000	(3 Mo. LIBOR + 0.55%), 1.609	06/01/2034	3,687,936
San Bernardino City Unified School District GO Bonds Capital Appreciation for Election of 1999 Series 2003 C (NATL-RE) (A+/A1)(b)
1,420,000	0.000	08/01/2025	1,294,657
San Diego County Regional Airport Authority RB Refunding Series 2019 B (AMT) (A/NR)
1,000,000	4.000	07/01/2044	1,066,400
San Diego Unified School District GO Refunding Bonds Series 2012 R-1 (AA-/Aa2)(b)
10,000,000	0.000	07/01/2030	8,218,700
3,000,000	0.000	07/01/2031	2,398,860
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay North Redevelopment Series 2011 C (A-/NR)(e)
500,000	6.750	02/01/2021	523,195
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay South Redevelopment Series 2011 D (BBB+/NR)(e)
435,000	6.625	02/01/2021	454,175
San Joaquin Hills Transportation Corridor Agency RB Refunding for Toll Road Senior Lien Series 2014 A (A-/NR)
3,000,000	5.000	01/15/2029	3,258,540

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
San Juan Unified School District GO Bonds for Capital Appreciation Series 2000 (NATL-RE) (A+/Aa2)(b)
$1,580,000	0.000%	08/01/2024	$1,485,864
1,595,000	0.000	08/01/2025	1,468,899
San Mateo Special Tax Bonds for Community Facilities District No. 2008-1 Bay Meadows Series 2013 (NR/NR)
2,000,000	5.000	09/01/2042	2,091,800
San Mateo Special Tax Bonds for Community Facilities District No. 2008-1 Bay Meadows Series 2014 (NR/NR)
2,000,000	5.500	09/01/2044	2,097,440
Santa Monica Redevelopment Agency Tax Allocation for Earthquake Recovery Redevelopment Project Series 2011 (AA/NR)
2,000,000	5.000	07/01/2042	2,078,340
Silicon Valley Tobacco Securitization Authority Tobacco Settlement Asset Backed RB Series 2007 C (NR/NR)(b)
88,700,000	0.000	06/01/2056	7,818,018
State of California GO Bonds for Bid Group A Series 2019 (AA-/Aa2)
33,080,000	2.500	10/01/2029	34,148,484
State of California GO Bonds RMKT 10/01/12 Series 2004 A-5 (AA+/Aa1)(f)(g)
16,310,000	0.700	04/01/2020	16,310,000
Tejon Ranch Public Facilities Financing Authority Special Tax for Community Facilities District No. 2008-1 Industrial Complex Public Improvements Series 2012 B (NR/NR)
4,000,000	5.250	09/01/2042	4,207,720
Tobacco Securitization Authority of Southern California RB Refunding for San Diego County Tobacco Asset Securitization Corp. Series 2019 A-1 (BBB+/NR)
4,740,000	5.000	06/01/2048	4,976,905
Tobacco Securitization Authority of Southern California RB Refunding for San Diego County Tobacco Asset Securitization Corp. Series 2019 B-1 (BBB-/NR)
3,700,000	5.000	06/01/2048	3,762,456
Tobacco Securitization Authority of Southern California RB Refunding for San Diego County Tobacco Asset Securitization Corp. Series 2019 B-2 (NR/NR)(b)
9,510,000	0.000	06/01/2054	1,445,425
Tustin California Community Facilities District No. 2014-1 Tustin Legacy/Standard Pacific Special Tax Bonds Series 2015 A (NR/NR)
750,000	5.000	09/01/2040	811,178
1,000,000	5.000	09/01/2045	1,067,850
Union City Community Redevelopment Agency Tax Allocation for Community Redevelopment Project Sub Lien Series 2011 (A+/NR)(e)
1,500,000	6.875	12/01/2021	1,643,190
West Hollywood Community Development Commission Tax Allocation for East Side Redevelopment Project Series 2011 A (A-/NR)
1,000,000	7.250	09/01/2031	1,089,540
5,000,000	7.500	09/01/2042	5,451,150
William S Hart Union High School District Community Facilities Dist No. 2015-1 Special Tax Bonds Series 2017 (NR/NR)
1,400,000	5.000	09/01/2047	1,513,386

Municipal Bonds – (continued)
California – (continued)
William S. Hart Union High School District GO Bonds Capital Appreciation 2008 Election Series B (AGM) (AA/Aa2)(b)
8,360,000	0.000	08/01/2034	5,770,741
Yosemite Community College District GO Bonds Election of 2004 Series 2010 D (AA-/Aa2)(a)
19,135,000	0.000	08/01/2042	18,704,080

			943,490,616

Colorado – 4.7%
Amber Creek Metropolitan District GO Refunding & Improvement Bonds Series 2017 A (NR/NR)
750,000	5.000	12/01/2037	703,882
1,065,000	5.125	12/01/2047	969,182
Arista Metropolitan District GO Refunding Bonds Series 2018 A (NR/NR)
3,000,000	5.125	12/01/2048	2,942,340
Belleview Station Metropolitan District No. 2 GO Refunding & Improvement Bonds Series 2017 (NR/NR)
2,375,000	5.125	12/01/2046	2,260,549
Brighton Crossing Metropolitan District No. 4 Limited Tax GO Bonds Subordinate Series 2017 B (NR/NR)
670,000	7.000	12/15/2047	600,199
Broadway Station Metropolitan District No. 2 GO Bonds Series 2019 A (NR/NR)
2,500,000	5.125	12/01/2048	2,407,200
Bromley Park Metropolitan District No. 2 GO Bonds Subordinate Series 2018 B (NR/NR)
1,000,000	6.375	12/15/2047	914,940
Buffalo Highlands Metropolitan District GO Bonds Series 2018 A (NR/NR)
2,250,000	5.375	12/01/2048	2,058,480
Canyons Metropolitan District No. 5 GO Refunding & Improvement Bonds Senior Series 2017 A (NR/NR)
1,750,000	6.000	12/01/2037	1,749,825
4,000,000	6.125	12/01/2047	3,934,160
Canyons Metropolitan District No. 5 GO Refunding & Improvement Bonds Series 2017 A (NR/NR)
2,000,000	6.125	12/01/2047	1,807,260
Centerra Metropolitan District No. 1 Special RB Refunding & Improvement Bonds Series 2017 (NR/NR)(d)
6,500,000	5.000	12/01/2047	6,031,610
Clear Creek Station Metropolitan District No. 2 GO Bonds Subordinate Series 2017 B (NR/NR)
500,000	7.375	12/15/2047	469,995
Clear Creek Station Metropolitan District No. 2 GO Refunding & Improvement Bonds Series 2017 A (NR/NR)
790,000	4.375	12/01/2032	739,803
Colorado Crossing Metropolitan District No. 2 Limited Property Tax Supported RB Series 2017 (NR/NR)
7,390,000	7.500	12/01/2047	6,773,452
Colorado Educational & Cultural Facilities Authority RB Refunding for Rocky Mountain Classical Academy Project Series 2019 (NR/Ba1)(d)
4,000,000	5.000	10/01/2049	3,850,800

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Colorado – (continued)
Colorado Educational & Cultural Facilities Authority RB Refunding for STEM School & Academy Project Series 2019 (NR/Baa3)
$2,750,000	5.000%	11/01/2054	$2,874,740
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2012 A (A-/NR)
3,500,000	4.500	12/01/2033	3,500,910
3,500,000	5.000	12/01/2033	3,579,135
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2013 A (A-/NR)
3,000,000	5.750	12/01/2036	3,225,030
Colorado Health Facilities Authority RB for The Evangelical Lutheran Good Samaritan Society Project Series 2013 (NR/WR)(e)
3,000,000	5.625	06/01/2023	3,399,840
Colorado Health Facilities Authority RB Refunding for Evangelical Lutheran Good Samaritan Society Project Series 2017 (A-/NR)(e)
4,410,000	5.000	06/01/2027	5,512,368
Colorado Health Facilities Authority RB Refunding for Sanford Obligated Group Series 2019 A (A+/NR)
2,045,000	4.000	11/01/2039	2,287,742
8,790,000	5.000	11/01/2039	10,817,853
9,790,000	5.000	11/01/2044	11,832,096
2,300,000	5.000	11/01/2049	2,758,068
Colorado High Performance Transportation Enterprise C-470 Express Lanes RB Series 2017 (BBB/NR)
965,000	5.000	12/31/2047	982,872
965,000	5.000	12/31/2051	980,402
2,980,000	5.000	12/31/2056	3,021,213
Colorado Regional Transportation District Tax-Exempt Private Activity RB for Denver Transit Partners Eagle P3 Project Series 2010 (BBB-/Baa3)
12,860,000	6.000	01/15/2041	12,936,774
Colorado Springs Urban Renewal Authority RB for Canyon Creek Project Series 2018 A (NR/NR)
3,000,000	5.750	12/01/2047	2,701,920
Copper Ridge Metropolitan District RB Series 2019 (NR/NR)
4,240,000	5.000	12/01/2039	3,943,497
1,750,000	5.000	12/01/2043	1,587,582
Copperleaf Metropolitan District No. 2 GO Refunding Series 2019 B (NR/NR)
510,000	5.000	12/15/2049	448,795
Copperleaf Metropolitan District No. 2 Limited Tax Convertible to Unlimited Tax GO Refunding Series 2015 (NR/NR)
500,000	5.250	12/01/2030	504,125
2,000,000	5.750	12/01/2045	2,010,300
Copperleaf Metropolitan District No. 3 GO Bonds Series 2017 A (NR/NR)
500,000	5.000	12/01/2037	493,615
700,000	5.125	12/01/2047	676,361
Copperleaf Metropolitan District No. 3 GO Bonds Subordinate Series 2017 B (NR/NR)
506,000	7.625	12/15/2047	489,676
Copperleaf Metropolitan District No. 6 GO Bonds Series 2018 A (NR/NR)
2,000,000	5.250	12/01/2048	1,933,720

Municipal Bonds – (continued)
Colorado – (continued)
Copperleaf Metropolitan District No. 6 GO Bonds Subordinate Series 2018 B (NR/NR)
820,000	7.500	12/15/2048	788,028
Cornerstar Metropolitan District GO Refunding Bonds Series 2017 A (NR/NR)
1,000,000	5.125	12/01/2037	973,310
2,100,000	5.250	12/01/2047	2,025,660
Creekside Village Metropolitan District GO Bonds Series 2019 A (NR/NR)
2,165,000	5.000	12/01/2049	1,937,805
Creekwalk Marketplace Business Improvement District RB Series 2019 A (NR/NR)(d)
4,165,000	5.500	12/01/2039	3,643,292
10,900,000	5.750	12/01/2049	9,325,059
Creekwalk Marketplace Business Improvement District RB Series 2019 B (NR/NR)(d)
2,370,000	8.000	12/15/2049	2,092,520
Denver Colorado City & County Special Facilities Airport RB Refunding for United Air Lines, Inc. Project Series 2017 (AMT) (BB-/NR)
13,215,000	5.000	10/01/2032	13,033,955
Denver Colorado Health and Hospital Authority Healthcare RB Refunding Series 2017 A (BBB/NR)(d)
5,555,000	5.000	12/01/2028	6,761,324
7,200,000	5.000	12/01/2034	8,625,888
4,800,000	4.000	12/01/2035	5,307,120
4,800,000	4.000	12/01/2036	5,293,152
Denver Connection West Metropolitan District GO Bonds Series 2017 A (NR/NR)
2,470,000	5.375	08/01/2047	2,291,691
Denver Connection West Metropolitan District GO Bonds Subordinate Series 2017 B (NR/NR)
1,269,000	8.000	08/01/2047	1,173,495
Denver Health & Hospital Authority COPS Series 2018 (BBB/NR)
425,000	5.000	12/01/2032	520,816
1,825,000	4.000	12/01/2038	2,018,249
1,690,000	5.000	12/01/2048	1,960,688
Denver Health & Hospital Authority RB Series 2019 A (BBB/NR)
1,185,000	4.000	12/01/2038	1,321,085
1,900,000	4.000	12/01/2039	2,115,042
950,000	4.000	12/01/2040	1,054,633
Dinosaur Ridge Metropolitan District RB Refunding and Improvement Bonds Series 2019 A (NR/NR)
3,800,000	5.000	06/01/2049	3,242,350
E-470 Public Highway Authority RB Refunding Capital Appreciation Series 2006 B (NATL-RE) (A/A2)(b)
3,000,000	0.000	09/01/2039	1,288,500
E-470 Public Highway Authority RB Series 2004 A (NATL-RE) (A/A2)(b)
15,000,000	0.000	09/01/2028	12,138,900
4,100,000	0.000	09/01/2034	2,680,621
E-470 Public Highway Authority RB Series 2004 B (NATL-RE) (A/A2)(b)
1,715,000	0.000	09/01/2028	1,086,624

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Colorado – (continued)
E-470 Public Highway Authority RB Series 2010 A (A/A2)(b)
$20,000,000	0.000%	09/01/2040	$10,367,400
First Creek Village Metropolitan District GO Bonds Series 2019 A (NR/Ba1)
1,080,000	5.000	08/01/2049	1,131,743
First Creek Village Metropolitan District GO Bonds Series 2019 B (NR/NR)
515,000	6.750	08/01/2049	517,384
Fitzsimons Village Metropolitan District No. 1 GO Refunding Bonds Series 2020 A (NR/NR)
1,045,000	5.000	12/01/2049	912,598
Forest Trace Metropolitan District No. 3 GO Unlimited Bonds Series 2016 A (NR/NR)(e)
1,000,000	5.000	12/01/2021	1,081,840
Green Gables Metropolitan District No. 2 GO Bonds Senior Series 2018 A (NR/NR)
4,500,000	5.750	12/01/2048	4,195,575
Haskins Station Metropolitan District GO Bonds Series 2019 A (NR/NR)
650,000	5.000	12/01/2039	582,400
925,000	5.000	12/01/2049	780,635
High Plains Metropolitan District GO Refunding Bonds Series 2017 (NATL-RE) (NR/Baa2)
3,930,000	4.000	12/01/2047	4,327,716
Hunters Overlook Metropolitan District No. 5 GO Bonds Series 2019 A (NR/NR)
1,000,000	5.000	12/01/2049	925,820
Lanterns Metropolitan District No. 1 GO Bonds Series 2019 A (NR/NR)
4,190,000	5.000	12/01/2049	3,750,301
Lanterns Metropolitan District No. 1 GO Bonds Series 2019 B (NR/NR)
683,000	7.750	12/15/2049	611,599
Leyden Rock Metropolitan District No. 10 Limited Tax GO Refunding & Improvement Bonds Series 2016 A (NR/NR)
1,250,000	5.000	12/01/2045	1,199,550
Mirabelle Metropolitan District No. 2 GO Bonds Series 2020 A (NR/NR)
2,665,000	5.000	12/01/2049	2,334,060
Mirabelle Metropolitan District No. 2 GO Bonds Series 2020 B (NR/NR)
1,473,000	7.375	12/15/2049	1,227,937
Mountain Sky Metropolitan District GO Bonds Series 2020 A (NR/NR)
980,000	5.000	12/01/2049	827,051
North Holly Metropolitan District Limited Tax GO Bonds Series 2018 A (NR/NR)
1,260,000	5.500	12/01/2048	1,126,919
North Range Metropolitan District No. 2 GO Refunding Bonds Series 2017 A (NR/NR)
3,270,000	5.625	12/01/2037	3,174,483
5,380,000	5.750	12/01/2047	5,136,286
Northglenn Urban Renewal Authority Tax Allocation for Urban Renewal Plan 2 Series 2019 (BBB-/NR)
330,000	4.000	12/01/2032	351,348
320,000	4.000	12/01/2033	337,760

Municipal Bonds – (continued)
Colorado – (continued)
Northglenn Urban Renewal Authority Tax Allocation for Urban Renewal Plan 2 Series 2019 (BBB-/NR) – (continued)
190,000	4.000	12/01/2034	200,606
550,000	4.000	12/01/2036	575,712
215,000	4.000	12/01/2038	223,112
Palisade Metropolitan District No. 2 GO Refunding Limited Tax Bonds Series 2016 (NR/NR)
2,095,000	4.375	12/01/2031	1,920,926
1,825,000	5.000	12/01/2046	1,674,803
Palisade Metropolitan District No. 2 GO Refunding Limited Tax Bonds Series 2019 (NR/NR)
4,711,000	7.250	12/15/2049	3,993,091
Palisade Park West Metropolitan District GO Bonds Series 2019 A (NR/NR)
1,500,000	5.125	12/01/2049	1,281,405
Plaza Metropolitan District No. 1 RB Refunding Series 2013 (NR/NR)(d)
1,000,000	5.000	12/01/2040	1,001,190
Pomponio Terrace Metropolitan District GO Bonds Series 2019 A (NR/NR)
800,000	5.000	12/01/2049	696,640
Powhaton Road Metropolitan District No. 2 GO Bonds Series 2019 A (NR/NR)
2,000,000	5.625	12/01/2048	1,842,800
Prairie Center Metropolitan District No. 3 Limited Property Tax Supported RB Refunding Series 2017 A (NR/NR)(d)
3,000,000	5.000	12/15/2041	2,869,620
Public Authority Colorado Energy RB for Natural Gas Purchase Series 2008 (A-/A2)
4,200,000	6.500	11/15/2038	5,946,150
Raindance Metropolitan District No. 2 GO Bonds Series 2019 A (NR/NR)
9,930,000	5.000	12/01/2049	8,415,874
Ritoro Metropolitan District GO Bonds Series 2019 A (NR/NR)
1,150,000	5.000	12/01/2049	981,583
Sabell Metropolitan District GO Bonds Series 2020 A (NR/NR)(d)
1,055,000	5.000	12/01/2050	899,314
Second Creek Farm Metropolitan District No. 3 GO Bonds Series 2019 A (NR/NR)
3,450,000	5.000	12/01/2039	3,147,332
5,695,000	5.000	12/01/2049	4,909,716
Serenity Ridge Metropolitan District No. 2 GO Refunding & Improvement Bonds Series 2018 A (NR/NR)
550,000	5.125	12/01/2037	526,840
1,000,000	5.125	12/01/2043	938,060
Serenity Ridge Metropolitan District No. 2 Subordinated GO Limited Tax Bonds Series 2018 B (NR/NR)
635,000	7.250	12/15/2035	592,347
Sierra Ridge Metropolitan District No. 2 Douglas County GO Bonds Series 2016 A (NR/NR)
1,500,000	5.500	12/01/2046	1,478,580
Sierra Ridge Metropolitan District No. 2 Douglas County GO Bonds Series 2016 A (NR/NR)
750,000	4.500	12/01/2031	710,123
Sky Ranch Community Authority Board District No. 1 RB Senior Lien Series 2019 A (NR/NR)
1,460,000	5.000	12/01/2049	1,282,391

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Colorado – (continued)
South Sloan’s Lake Metropolitan District No. 2 GO Improvement Bonds Series 2019 (AGM) (AA/Baa3)
$375,000	4.000%	12/01/2039	$428,426
750,000	4.000	12/01/2044	847,680
2,210,000	3.000	12/01/2049	2,207,481
South Timnath Metropolitan District No. 1 GO Limited Subordinate Tax Bonds Series 2019 B (NR/NR)
2,208,000	8.000	12/15/2048	2,038,536
South Timnath Metropolitan District No. 1 GO Limited Taxable Bonds Series 2019 A (NR/NR)
500,000	5.500	12/01/2048	451,460
St. Vrain Lakes Metropolitan District No. 2 Limited Tax GO Bonds Series 2017 A (NR/NR)
2,550,000	5.125	12/01/2047	2,350,233
Sterling Hills West Metropolitan District GO Refunding Bonds Series 2017 (NR/Baa1)
650,000	5.000	12/01/2039	739,174
Sterling Ranch Community Authority Board Limited Tax Special Senior RB Series 2017 A (MUN GOVT GTD) (NR/NR)
8,920,000	5.000	12/01/2038	8,584,162
18,750,000	5.000	12/01/2047	17,499,563
Stone Creek Metropolitan District Limited Tax GO Bonds Series 2018 A (NR/NR)
2,000,000	5.625	12/01/2047	1,814,380
Takoda Metropolitan District Limited Tax GO Refunding Bonds Series 2018 (NR/Baa3)
8,000,000	6.000	12/01/2050	9,353,600
Timnath Ranch Metropolitan District No. 4 Limited Tax GO Refunding Improvement Bonds Series 2018 A (NR/NR)
880,000	5.250	12/01/2037	809,538
2,400,000	5.375	12/01/2047	2,168,664
Vauxmont Metropolitan District GO Refunding Bonds Series 2020 (AGM) (AA/NR)(h)
805,000	5.000	12/01/2050	940,594
Vauxmont Metropolitan District Limited Tax Convertible to Unlimited Tax GO Refunding Bonds Series 2019 (AGM) (AA/NR)
1,205,000	3.250	12/15/2050	1,251,344
Village at Dry Creek Metropolitan District No. 2 GO Bonds for Thornton Adams Series 2019 (NR/NR)
1,570,000	4.375	12/01/2044	1,310,008
Vista Ridge Metropolitan District GO Refunding Bonds Limited Tax Subseries 2006 B (NR/NR)(e)
1,725,000	9.500	12/01/2021	1,981,714
Westown Metropolitan District GO Bonds Series 2017 A (NR/NR)
880,000	5.000	12/01/2047	791,340
Whispering Pines Metropolitan District No. 1 GO Bonds Subordinated Series 2017 B (NR/NR)
1,490,000	7.375	12/15/2047	1,357,584
Whispering Pines Metropolitan District No. 1 GO Refunding & Improvement Bonds Series 2017 A (NR/NR)
1,000,000	5.000	12/01/2037	999,150
2,500,000	5.000	12/01/2047	2,338,900
Wildwing Metropolitan District No. 5 GO Refunding & Improvement Bonds Series 2018 A (NR/NR)
3,470,000	5.375	12/01/2048	3,179,041

Municipal Bonds – (continued)
Colorado – (continued)
Willow Bend Metropolitan District GO Bonds Series 2019 A (NR/NR)
1,000,000	5.000	12/01/2049	919,000
Windshire Park Metropolitan District No. 2 GO Refunding & Improvement Bonds Senior Series 2017 A (NR/NR)
1,500,000	6.500	12/01/2047	1,525,200

			370,307,510

Connecticut – 0.7%
City of New Haven GO Bonds Series 2018 A (BBB+/NR)
900,000	5.500	08/01/2034	1,026,729
500,000	5.500	08/01/2035	568,530
420,000	5.500	08/01/2036	476,158
400,000	5.500	08/01/2037	452,192
410,000	5.500	08/01/2038	462,025
Connecticut State Health & Educational Facilities Authority RB for Yale University Series 2001 V-2 (AAA/Aaa)(f)(g)
20,535,000	0.600	04/01/2020	20,535,000
Connecticut State Health & Educational Facilities Authority RB Refunding for The University of Hartford Series 2019 (BBB-/NR)
1,015,000	4.000	07/01/2039	983,261
3,500,000	4.000	07/01/2044	3,304,560
3,500,000	4.000	07/01/2049	3,244,885
Mohegan Tribal Finance Authority Tribal RB Economic Development Bonds Series 2015 (B-/NR)(d)
20,200,000	7.000	02/01/2045	19,045,166
State of Connecticut GO Bonds Series 2018 (A/A1)
450,000	5.000	06/15/2032	544,050
State of Connecticut GO Unlimited Bonds Series 2019 A (A/A1)
500,000	4.000	04/15/2037	543,795
Town of Hamden GO Refunding Bonds Series 2013 (AGM) (AA/A2)
500,000	5.000	08/15/2023	559,800

			51,746,151

Delaware – 0.3%
Bridgeville Delaware Special Obligation Special Tax for Heritage Shores Special Development District Series 2005 A (NR/NR)
4,655,000	5.450	07/01/2035	4,311,182
Delaware Economic Development Authority Gas Facilities RB Refunding for Delmarva Power & Light Co. Project Series 2010 (A-/Baa1)
3,000,000	5.400	02/01/2031	3,030,300
Delaware Economic Development Authority RB for ACTS Retirement-Life Communities, Inc. Obligated Group Series 2018 B (A-/NR)
3,785,000	5.000	11/15/2048	3,792,683
Delaware Economic Development Authority RB for Indian River Power LLC Project Series 2010 (NR/Baa2)
2,050,000	5.375	10/01/2045	2,061,521
Delaware Health Facilities Authority RB Refunding for Bayhealth Medical Center Obligated Group Series 2017 A (AA-/NR)
6,130,000	4.000	07/01/2043	6,764,823

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Delaware – (continued)
Delaware State Economic Development Authority RB for First State Montessori Academy, Inc. Series 2019 A (BBB-/NR)
$855,000	5.000%	08/01/2049	$908,720
795,000	5.000	08/01/2054	841,396

			21,710,625

District of Columbia – 1.2%
District of Columbia RB for International School Series 2019 (BBB/NR)
1,275,000	5.000	07/01/2049	1,448,910
1,140,000	5.000	07/01/2054	1,285,110
District of Columbia RB for KIPP DC Obligated Group Series 2019 (BBB+/NR)
655,000	4.000	07/01/2044	651,378
1,300,000	4.000	07/01/2049	1,274,078
Metropolitan Washington Airports Authority Dulles Toll Road RB Second Senior Lien Capital Appreciation for Dulles Metrorail and Capital Improvement Project Series 2010 B (A-/Baa1)
37,100,000	6.500	10/01/2044	45,990,644
Metropolitan Washington Airports Authority Dulles Toll Road RB Series 2019 B (A-/Baa2)
805,000	4.000	10/01/2044	821,978
1,075,000	5.000	10/01/2047	1,194,336
1,610,000	4.000	10/01/2049	1,629,062
1,340,000	4.000	10/01/2053	1,351,336
Metropolitan Washington Airports Authority Dulles Toll Road RB Series 2019 B (AGM) (AA/A2)
2,470,000	3.000	10/01/2050	2,334,051
4,095,000	4.000	10/01/2053	4,203,477
Metropolitan Washington Airports Authority Dulles Toll Road RB Third Senior Lien Capital Appreciation for Dulles Metrorail and Capital Improvement Project Series 2009 C (ASSURED GTY) (AA/A3)
25,000,000	6.500	10/01/2041	30,807,250

			92,991,610

Florida – 14.2%
Aberdeen Community Development District Special Assessment Series 2018 (NR/NR)
630,000	5.000	05/01/2039	631,796
1,035,000	5.100	05/01/2049	1,037,939
Academical Village Community Development District Special Assessment Bonds Series 2020 (NR/NR)
1,580,000	3.625	05/01/2040	1,363,477
3,980,000	4.000	05/01/2051	3,418,342
Amelia National Community Development District Special Assessment for Capital Improvement Series 2004 A (NR/NR)
3,180,000	6.300	05/01/2035	3,242,869
Anthem Park Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (A-/NR)
1,725,000	3.500	05/01/2031	1,796,725
Arborwood Community Development District RB Capital Improvement Refunding Senior Lien Series 2018 A-1 (AGM) (AA/NR)
4,000,000	3.500	05/01/2032	4,356,120
6,755,000	3.700	05/01/2036	7,367,206

Municipal Bonds – (continued)
Florida – (continued)
Arborwood Community Development District RB Capital Improvement Refunding Subordinate Lien Series 2018 A-2 (NR/NR)
755,000	4.625	05/01/2028	744,052
1,875,000	5.000	05/01/2036	1,888,875
Arborwood Community Development District Special Assessment Capital Improvement Refunding Series 2014 B (NR/NR)
5,095,000	6.900	05/01/2025	5,228,030
Arborwood Community Development District Special Assessment Capital Improvement Refunding Series 2014 B A-1 (NR/NR)
3,675,000	6.900	05/01/2036	3,754,306
Arborwood Community Development District Special Assessment Capital Improvement Refunding Series 2014 B A-2 (NR/NR)
960,000	6.900	05/01/2036	973,162
Armstrong Community Development District Special Assessment for Assessment Area Two Project Series 2019 A (NR/NR)
530,000	4.000	11/01/2040	467,953
1,425,000	4.000	11/01/2050	1,200,933
Artisan Lakes East Community Development District RB for Capital Improvement Series 2018 (NR/NR)(d)
1,845,000	5.100	05/01/2039	1,850,240
3,080,000	5.200	05/01/2049	3,088,716
Avalon Groves Community Development District Special Assessment for Assessment Area One Phase 1 Project 1 & 2 Series 2019 (NR/NR)
660,000	4.375	11/01/2049	598,033
Avalon Groves Community Development District Special Assessment for Assessment Area One Project Series 2017 (NR/NR)
750,000	5.750	05/01/2048	816,705
Avalon Groves Community Development District Special Assessment for Assessment Area Two Project Series 2017 A-1 (NR/NR)
1,850,000	6.000	05/01/2048	2,025,750
Avelar Creek Community Development District Special Assessment Refunding Series 2016 (A-/NR)
1,070,000	3.625	05/01/2031	1,150,485
Aviary at Rutland Ranch Community Development District Special Assessment Refunding for Area 1 Project Series 2019 (NR/NR)(d)
900,000	4.500	06/01/2039	857,682
650,000	4.625	06/01/2049	612,280
Babcock Ranch Community Independent Special District Special Assessment RB Series 2015 (NR/NR)
185,000	4.250	11/01/2021	185,472
920,000	4.750	11/01/2026	928,942
705,000	5.000	11/01/2031	714,905
6,035,000	5.250	11/01/2046	6,142,664
Babcock Ranch Community Independent Special District Special Assessment RB Series 2018 (NR/NR)(d)
935,000	5.000	11/01/2049	949,857
750,000	5.125	11/01/2049	769,080

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Bannon Lakes Community Development District Special Assessment RB Series 2016 (NR/NR)
$325,000	4.500%	11/01/2025	$330,528
990,000	5.000	11/01/2036	1,025,591
1,085,000	5.000	11/01/2048	1,113,123
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Florida Senior Lien Series 2015 A-1 (A-/NR)
1,860,000	4.250	05/01/2029	2,038,039
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Subordinate Lien Series 2015 A-2 (NR/NR)
925,000	5.000	05/01/2035	936,729
Bay Laurel Center Community Development District Special Assessment RB Refunding Series 2016 Candler (BBB+/NR)
955,000	3.750	05/01/2031	1,037,675
1,105,000	4.000	05/01/2037	1,168,946
Baywinds Community Development District Senior Special Assessment Refunding Bonds Series 2017 A-1 (BBB-/NR)
1,610,000	4.250	05/01/2031	1,764,125
2,810,000	4.250	05/01/2037	3,043,005
Beaumont Community Development District Special Assessment Bonds for Assessment Area Two-Commercial Project Series 2019 (NR/NR)(d)
2,800,000	6.375	11/01/2049	2,801,792
Bellagio Community Development District Special Assessment Bonds Series 2013 (BBB/NR)
595,000	6.000	11/01/2027	675,628
490,000	3.750	11/01/2031	482,758
2,980,000	6.500	11/01/2043	3,666,324
1,495,000	4.125	11/01/2046	1,429,713
Belmont Community Development District Capital Improvement Phase 1 Project Series 2013 A (NR/NR)
770,000	6.125	11/01/2033	846,792
1,000,000	6.500	11/01/2043	1,107,920
Bexley Community Development District Special Assessment Bonds Series 2016 (NR/NR)
190,000	3.500	05/01/2021	189,217
500,000	4.100	05/01/2026	494,160
1,755,000	4.700	05/01/2036	1,729,623
3,200,000	4.875	05/01/2047	3,122,336
Black Creek Community Development District Special Assessment Bonds Series 2020 (NR/NR)
325,000	3.750	06/15/2040	284,612
950,000	4.000	06/15/2050	812,127
Blue Lake Community Development District Special Assessment Bonds Series 2019 (NR/NR)
900,000	4.250	06/15/2039	859,518
1,150,000	4.500	06/15/2049	1,096,042
Botaniko Community Development District Special Assessment Bonds Series 2020 (NR/NR)
565,000	3.625	05/01/2040	497,341
1,590,000	4.000	05/01/2050	1,380,740
Bridgewater Community Development District Special Assessment Refunding Bonds for Assessment Area Two Series 2015 (NR/NR)
7,305,000	5.750	05/01/2035	7,630,657

Municipal Bonds – (continued)
Florida – (continued)
Brookstone Community Development District Special Assessment RB Series 2018 (NR/NR)(d)
490,000	3.875	11/01/2023	484,262
Campo Bello Community Development District Special Assessment Bonds Series 2019 (NR/NR)
1,000,000	4.000	12/15/2039	902,290
1,350,000	4.000	12/15/2049	1,151,455
Capital Trust Agency Student Housing RB for American Eagle Obligated Group Series 2018 A-1 (BBB-/NR)
31,915,000	5.875	07/01/2054	30,015,738
Capital Trust Agency Student Housing RB for University Bridge LLC Series 2018 A (NR/Ba2)(d)
55,260,000	5.250	12/01/2058	51,332,672
Capital Trust Agency, Inc. RB for Imagine-Pasco County LLC Series 2020 A (NR/Ba1)(d)
1,155,000	5.000	12/15/2049	1,066,111
1,075,000	5.000	12/15/2054	970,628
Carlton Lakes Community Development District Special Assessment RB Series 2018 (NR/NR)
355,000	4.000	05/01/2024	351,610
500,000	5.125	05/01/2038	492,920
1,000,000	5.250	05/01/2049	982,150
Centre Lake Community Development District Special Assessment Series 2016 (NR/NR)
375,000	4.125	12/15/2027	376,533
500,000	4.500	12/15/2032	507,780
975,000	4.700	12/15/2037	993,457
Century Parc Community Development District Special Assessment Refunding Series 2012 (A/NR)
200,000	3.500	11/01/2020	202,758
210,000	3.750	11/01/2021	218,324
215,000	3.875	11/01/2022	225,131
25,000	4.000	11/01/2023	26,271
1,705,000	4.500	11/01/2031	1,797,513
Century Park South Community Development District Special Assessment Bonds Series 2020 (NR/NR)
290,000	3.750	05/01/2040	257,050
750,000	4.000	05/01/2050	649,163
Charlotte County Industrial Development Authority Utility System RB for Town & Country Utilities Project Series 2015 (AMT) (NR/NR)(d)
900,000	5.500	10/01/2036	962,307
Charlotte County Industrial Development Authority Utility System RB for Town & Country Utilities Project Series 2019 (NR/NR)(d)
5,400,000	5.000	10/01/2049	5,825,736
City of Cape Coral Water & Sewer RB Refunding Series 2015 (A+/A1)
1,750,000	4.000	10/01/2034	1,900,780
City of Jacksonville RB for Jacksonville University Project Series 2018 B (NR/NR)(d)
3,000,000	5.000	06/01/2053	2,824,320
City of Venice RB for Southwest Florida Retirement Center, Inc. Obligated Group Project Series 2019 (BBB-/NR)
480,000	5.000	01/01/2037	491,232
1,725,000	5.000	01/01/2047	1,722,344
1,615,000	5.000	01/01/2052	1,599,641

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
CityPlace Community Development District Special Assessment Convertible Capital Appreciation RB Series 2018 (AGM) (AA/A2)(a)
$25,620,000	0.000%	05/01/2046	$26,022,746
CityPlace Community Development District Special Assessment RB Refunding Series 2012 (A/NR)
2,250,000	5.000	05/01/2026	2,526,952
Coco Palms Community Development District Expansion Area Project Special Assessment Bonds Series 2019 (NR/NR)(d)
500,000	4.750	06/15/2039	497,475
1,000,000	5.000	06/15/2049	993,840
Concord Station Community Development District Capital Improvement RB Refunding Senior Lien Series 2016 A-1 (A/NR)
2,990,000	3.500	05/01/2032	3,140,965
1,500,000	3.625	05/01/2035	1,573,005
1,750,000	3.750	05/01/2046	1,807,750
Concorde Estates Community Development District RB for Capital Improvement Series 2017 B (NR/NR)(b)
4,705,000	0.000	11/01/2027	2,897,151
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2004 A (NR/NR)(i)
3,305,000	5.850	05/01/2035	33
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2004 B (NR/NR)(i)
3,980,000	5.000	05/01/2011	40
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 A-1 (NR/NR)
3,325,000	5.850	05/01/2035	2,961,976
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 A-2 (NR/NR)
1,665,000	5.850	05/01/2035	1,280,252
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 B (NR/NR)(b)(i)
2,939,931	0.000	11/01/2017	1,558,163
Copper Creek Community Development District Special Assessment Bonds Series 2019 (NR/NR)(d)
220,000	3.875	11/01/2024	218,172
270,000	4.000	11/01/2029	266,187
500,000	4.750	11/01/2038	499,370
1,000,000	5.000	11/01/2049	998,420
Copperspring Community Development District Special Assessment Bonds Series 2019 (NR/NR)
425,000	4.000	12/15/2039	389,070
1,000,000	4.250	12/15/2049	904,570
Corkscrew Farms Community Development District Special Assessment for Assessment Area Two Project Series 2017 (NR/NR)(d)
3,640,000	5.125	11/01/2050	3,732,856
Coronado Community Development District Special Assessment Refunding & Improvement Bonds Series 2017 (BBB/NR)
782,000	4.000	05/01/2031	848,032
1,407,000	4.250	05/01/2038	1,516,915
Country Walk Community Development District Special Assessment RB Refunding Senior Lien Series 2015 A-1 (A-/NR)
960,000	3.750	05/01/2029	1,016,179

Municipal Bonds – (continued)
Florida – (continued)
County of Osceola Transportation RB Refunding Series 2019 A-1 (BBB+/NR)
1,075,000	5.000	10/01/2044	1,311,941
1,340,000	5.000	10/01/2049	1,622,606
1,610,000	4.000	10/01/2054	1,776,184
Covington Park Community Development District Special Assessment RB for Capital Improvement Series 2018 (BBB/NR)
500,000	4.000	05/01/2038	531,715
1,175,000	4.125	05/01/2048	1,249,777
Creek Preserve Community Development District Special Assessment RB Series 2019 (NR/NR)(d)
1,570,000	4.700	11/01/2039	1,535,711
2,500,000	4.750	11/01/2049	2,410,650
Cypress Mill Community Development District Special Assessment for Area Two Project Series 2020 (NR/NR)
525,000	4.000	06/15/2040	476,726
1,500,000	4.000	06/15/2050	1,286,145
Davenport Road South Community Development District Special Assessment Bonds Series 2018 (NR/NR)(d)
3,170,000	5.125	11/01/2048	3,180,081
Deer Run Community Development District Special Assessment RB Refunding Series 2018 (NR/NR)
1,895,000	5.400	05/01/2039	1,867,125
2,880,000	5.500	05/01/2044	2,832,134
Del Webb Bexley Community Development District Special Assessment Series 2018 (NR/NR)
2,665,000	5.400	05/01/2049	2,682,696
Downtown Doral South Community Development District Special Assessment Bonds Series 2018 (NR/NR)(d)
1,000,000	4.750	12/15/2038	988,100
2,995,000	5.000	12/15/2048	2,951,363
Durbin Crossing Community Development District Special Assessment Refunding Senior Series 2017 A-1 (AGM) (AA/NR)
3,095,000	3.750	05/01/2034	3,373,736
4,280,000	4.000	05/01/2037	4,638,150
East Bonita Beach Road Community Development District Special Assessment Bonds Series 2018 (NR/NR)(d)
1,000,000	5.000	11/01/2048	976,910
East Homestead Community Development District Special Assessment Expansion Area Bonds Project Series 2019 (NR/NR)
500,000	4.750	11/01/2039	497,460
920,000	5.000	11/01/2049	920,653
Escambia County Health Facilities Authority Health Care Facilities RB for Baptist Hospital, Inc. Project Series 2010 A (BBB/Baa2)
27,000,000	6.000	08/15/2036	27,371,520
Escambia County Health Facilities Authority RB Refunding for Baptist Hospital, Inc. Project Series 2020 A (AGM) (AA/A2)
4,745,000	3.000	08/15/2050	4,637,431
Escambia County Health Facilities Authority RB Refunding for Baptist Hospital, Inc. Project Series 2020 A (BBB+/Baa2)
7,640,000	4.000	08/15/2045	8,049,580
6,690,000	4.000	08/15/2050	6,997,673

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Esplanade Lake Club Community Development District Special Assessment for Capital Improvement Program Series 2019 A-1 (NR/NR)
$985,000	4.000%	11/01/2040	$876,729
1,190,000	4.125	11/01/2050	1,026,042
Esplanade Lake Club Community Development District Special Assessment for Capital Improvement Program Series 2019 A-2 (NR/NR)
400,000	4.000	11/01/2040	356,032
1,725,000	4.125	11/01/2050	1,486,122
Estancia at Wiregrass Community Development District Capital Improvement RB Series 2013 (NR/NR)
905,000	6.375	11/01/2026	980,911
3,245,000	7.000	11/01/2045	3,719,387
Estancia at Wiregrass Community Development District Capital Improvement RB Series 2015 (NR/NR)
900,000	5.250	11/01/2035	915,615
1,360,000	5.375	11/01/2046	1,383,120
Evergreen Community Development District Special Assessment RB Series 2019 (NR/NR)(d)
1,245,000	5.000	11/01/2039	1,246,706
1,800,000	5.125	11/01/2049	1,803,312
Fiddlers Creek Community Development District No. 2 Special Assessment Refunding Series 2019 (NR/NR)
2,000,000	4.250	05/01/2029	2,046,800
2,605,000	5.000	05/01/2035	2,778,754
Finley Woods Community Development District Special Assessment for Assessment Area One Series 2020 (NR/NR)
185,000	4.000	05/01/2040	166,276
500,000	4.200	05/01/2050	438,525
Fishhawk Community Development District II Special Assessment RB Refunding Series 2013 A (A-/NR)
1,480,000	4.375	05/01/2034	1,553,630
Florida Development Finance Corp. RB for Imagine School at Broward Series 2019 A (NR/Baa3)(d)
3,150,000	5.000	12/15/2049	3,425,782
Florida Development Finance Corp. RB Refunding for Virgin Trains USA Florida LLC Series 2019 A (AMT) (NR/NR)(d)(f)(g)
3,000,000	6.250	01/01/2024	2,712,390
14,940,000	6.375	01/01/2026	13,213,235
42,000,000	6.500	01/01/2029	37,023,420
Florida Higher Educational Facilities Financial Authority RB for Jacksonville University Project Series 2018 A-1 (NR/NR)(d)
1,750,000	4.750	06/01/2038	1,652,158
3,000,000	5.000	06/01/2048	2,856,270
Florida Higher Educational Facilities Financial Authority RB for Ringling College of Art & Design, Inc. Series 2017 (BBB+/NR)
2,815,000	5.000	03/01/2042	2,968,924
Florida Higher Educational Facilities Financial Authority RB for Ringling College of Art & Design, Inc. Series 2019 (BBB+/NR)
5,970,000	5.000	03/01/2049	6,271,545

Municipal Bonds – (continued)
Florida – (continued)
Florida Higher Educational Facilities Financial Authority RB Refunding for St. Leo University, Inc. Obligated Group Series 2019 (BBB-/NR)
2,580,000	5.000	03/01/2044	2,756,524
1,550,000	5.000	03/01/2049	1,643,604
Florida Higher Educational Facilities Financing Authority RB Refunding for Nova Southeastern University Project Series 2012 A (A-/NR)
600,000	5.000	04/01/2032	641,286
5,830,000	5.250	04/01/2042	6,250,168
Flow Way Community Development District Special Assessment Bonds for Phase 6 Project Series 2017 (NR/NR)
725,000	5.000	11/01/2047	736,600
Flow Way Community Development District Special Assessment Bonds for Phase 7 & 8 Project Series 2019 (NR/NR)
1,000,000	4.125	11/01/2039	913,710
2,000,000	4.375	11/01/2049	1,812,220
Fontainbleau Lakes Community Development District Special Assessment RB Refunding Series 2016 (BBB+/NR)
700,000	4.000	05/01/2031	753,865
1,000,000	4.125	05/01/2038	1,058,320
Forest Brooke Community Development District Special Assessment Bonds Series 2019 A-1 (BBB/NR)
1,855,000	3.250	11/01/2049	1,752,233
Forest Brooke Community Development District Special Assessment Subordinated Bonds Series 2019 A-2 (NR/NR)
250,000	4.000	11/01/2049	218,925
Greater Orlando Aviation Authority Airport Facilities RB Refunding for Jetblue Airways Corp. Project Series 2013 (NR/NR)
3,165,000	5.000	11/15/2026	3,132,559
5,000,000	5.000	11/15/2036	4,835,350
Greater Orlando Aviation Authority Priority Subordinated Airport Facilities RB Series 2017 A (AMT) (A+/A1)
3,540,000	5.000	10/01/2047	3,982,783
Gulfstream Polo Community Development District Special Assessment Phase#2 Project Series 2019 (NR/NR)
3,000,000	4.375	11/01/2049	2,834,010
Hacienda Lakes Community Development District Special Assessment Refunding Series 2016 (NR/NR)
1,525,000	4.500	05/01/2036	1,483,489
2,305,000	4.625	05/01/2046	2,232,485
Harbor Bay Community Development District Special Assessment RB Refunding Series 2019 A-2 (NR/NR)
925,000	3.750	05/01/2034	852,434
Harbor Bay Community Development District Special Assessment RB Series 2019 A-1 (NR/NR)
2,140,000	3.875	05/01/2039	1,911,641
1,400,000	4.100	05/01/2048	1,230,082
Hawks Point Community Development District Special Assessment Refunding Senior Series 2017 A-1 (A-/NR)(d)
1,725,000	4.000	05/01/2031	1,894,360
1,335,000	4.250	05/01/2035	1,462,853
1,810,000	4.250	05/01/2039	1,964,520

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Hawkstone Community Development District Special Assessment Area 1 RB Series 2019 (NR/NR)
$640,000	3.875%	11/01/2039	$562,400
1,150,000	4.000	11/01/2051	961,929
Hawkstone Community Development District Special Assessment Area 2 RB Series 2019 (NR/NR)
200,000	4.000	11/01/2039	175,860
500,000	4.250	11/01/2051	427,380
Heritage Harbour North Community Development District Special Assessment Series 2014 (NR/NR)
900,000	5.000	05/01/2034	936,099
2,170,000	5.125	05/01/2045	2,266,326
Heritage Harbour South Community Development District RB Refunding for Senior Lien Capital Improvement Series 2013 A-1 (A/NR)
500,000	5.050	05/01/2031	542,950
500,000	5.150	05/01/2034	541,190
Heritage Lake Park Community Development District Special Assessment Series 2005 (NR/NR)
1,970,000	5.700	05/01/2036	1,986,134
Heritage Landing Community Development District Special Assessment Refunding Bonds Series 2015 (BBB/NR)
2,205,000	4.200	05/01/2031	2,383,605
2,000,000	4.350	05/01/2036	2,134,440
Highland Meadows West Community Development District Special Assessment for Assessment Area 3 Series 2020 A (NR/NR)
475,000	3.625	05/01/2040	425,381
665,000	4.000	05/01/2050	585,442
Highlands Community Development District Special Assessment Bonds for Assessment Areas 3B and 5 Project Series 2018 (NR/NR)(d)
1,000,000	4.875	12/15/2038	992,050
1,000,000	5.000	12/15/2048	992,390
Highlands Community Development District Special Assessment Refunding Series 2016 (BBB/NR)
1,000,000	4.250	05/01/2031	1,103,930
2,150,000	4.250	05/01/2036	2,321,119
Highlands Meadows II Community Development District Special Assessment Bonds for Assessment Area 7/7A Project Series 2019 (NR/NR)
1,000,000	4.375	11/01/2050	904,740
Hillcrest Community Development District Special Assessment Bonds for Capital Improvement Program Series 2018 (NR/NR)
2,295,000	5.000	11/01/2048	2,367,912
Hunters Ridge Community Development District No. 1 Assessment Area Special Assessment Bonds Series 2019 (NR/NR)(d)
470,000	5.125	11/01/2049	468,914
Islands at Doral III Community Development District Special Assessment Refunding Series 2013 (A-/NR)
2,500,000	4.125	05/01/2035	2,608,350
Isles Bartram Park Community Development District Special Assessment Bonds Series 2017 (NR/NR)
990,000	5.000	11/01/2047	985,555

Municipal Bonds – (continued)
Florida – (continued)
Lakewood Ranch Stewardship District Special Assessment for Azario Project Series 2019 (NR/NR)
600,000	4.000	05/01/2040	540,714
1,900,000	4.000	05/01/2050	1,626,229
Lakewood Ranch Stewardship District Special Assessment for Northeast Sector Phase 2A Project Series 2019 (NR/NR)
250,000	3.850	05/01/2039	226,050
575,000	4.000	05/01/2049	504,091
Lakewood Ranch Stewardship District Special Assessment RB for Country Club East Project Series 2013 A (NR/NR)
2,100,000	6.700	05/01/2033	2,214,744
4,765,000	7.000	05/01/2043	5,060,335
Lakewood Ranch Stewardship District Special Assessment RB for Country Club East Project Series 2014 (NR/NR)
6,320,000	5.600	05/01/2044	6,640,866
Lakewood Ranch Stewardship District Special Assessment RB for Cresswind Project Series 2019 (NR/NR)
530,000	4.400	05/01/2039	508,021
810,000	4.500	05/01/2049	757,285
Lakewood Ranch Stewardship District Special Assessment RB for Del Webb Project Series 2017 (NR/NR)(d)
1,000,000	5.000	05/01/2037	1,017,850
2,370,000	5.125	05/01/2047	2,402,896
Lakewood Ranch Stewardship District Special Assessment RB for Indigo Expansion Area Project Series 2019 (NR/NR)(d)
575,000	3.750	05/01/2039	514,700
555,000	4.000	05/01/2049	485,530
Lakewood Ranch Stewardship District Special Assessment RB for Lake Club Phase 4 Project Series 2019 (NR/NR)
1,000,000	4.400	05/01/2039	981,950
1,140,000	4.500	05/01/2049	1,098,230
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood Centre & NW Sector Project Series 2011 (NR/NR)
19,205,000	8.000	05/01/2040	20,251,480
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood National & Polo Run Projects Series 2017 (NR/NR)
490,000	4.000	05/01/2022	491,460
1,125,000	4.625	05/01/2027	1,149,075
2,500,000	5.250	05/01/2037	2,597,150
5,820,000	5.375	05/01/2047	6,032,779
Lakewood Ranch Stewardship District Special Assessment RB for North East Sector Project – Phase 1A Series 2018 (NR/NR)
1,175,000	5.000	05/01/2038	1,177,209
2,545,000	5.100	05/01/2048	2,551,668
Lakewood Ranch Stewardship District Special Assessment RB for North East Sector Project – Phase 1B Series 2018 (NR/NR)
3,760,000	5.450	05/01/2048	3,886,261
Lakewood Ranch Stewardship District Special Assessment RB for Villages of Lakewood Ranch South Project Series 2016 (NR/NR)
990,000	4.000	05/01/2021	991,812
1,325,000	4.250	05/01/2026	1,334,169
3,540,000	5.000	05/01/2036	3,638,200
13,945,000	5.125	05/01/2046	14,334,902

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Lakewood Ranch Stewardship District The Isles at Lakewood Ranch Project Phase 1 Special Assessment Bonds Series 2019 (NR/NR)
$1,160,000	4.700%	05/01/2039	$1,156,740
1,250,000	4.875	05/01/2049	1,242,625
Landmark at Doral Community Development District Senior Special Assessment Refunding for North Parcel Assessment Area Series 2019 A-1 (BBB/NR)
1,930,000	3.000	05/01/2035	1,731,287
1,990,000	3.000	05/01/2038	1,733,231
Landmark at Doral Community Development District Subordinate Special Assessment Refunding for North Parcel Assessment Area Series 2019 A-2 (NR/NR)
645,000	3.375	05/01/2030	611,041
895,000	4.000	05/01/2038	850,653
Lee County IDA Health Care Facilities RB Refunding for Shell Point Project Series 2011 B (BBB+/NR)
2,600,000	6.500	11/15/2031	2,739,308
Lee County Moody River Estates Community Development District Special Assessment Refunding Senior Series 2017 A-1 (A-/NR)
1,435,000	4.000	05/01/2031	1,585,402
1,860,000	4.000	05/01/2036	2,036,663
Long Lake Reserve Community Development District Special Assessment Bonds Series 2018 (NR/NR)
985,000	5.125	05/01/2048	986,940
1,775,000	5.125	05/01/2049	1,776,580
Longleaf Community Development District Special Assessment Refunding Series 2005 (NR/NR)
3,755,000	5.400	05/01/2030	3,349,648
Longleaf Community Development District Special Assessment Refunding Series 2006 (NR/NR)
1,820,000	5.375	05/01/2030	1,768,239
LT Ranch Community Development District Special Assessment Series 2019 (NR/NR)
3,800,000	4.000	05/01/2050	3,289,850
Lucerne Park Community Development District Special Assessment Bonds Series 2019 (NR/NR)
900,000	4.625	05/01/2039	873,684
1,400,000	4.750	05/01/2050	1,346,954
Lynwood Community Development District Special Assessment Bonds Series 2019 (NR/NR)
1,765,000	4.000	06/15/2039	1,618,135
1,465,000	4.375	06/15/2049	1,333,428
Marshall Creek Community Development District Special Assessment Refunding Series 2015 A (NR/NR)
1,940,000	5.000	05/01/2032	1,924,305
McJunkin Parkland Community Development District Special Assessment Bonds Series 2018 (NR/NR)(d)
2,800,000	5.125	11/01/2038	2,805,544
4,750,000	5.250	11/01/2049	4,750,142
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2005 (NR/NR)(i)
880,000	5.250	05/01/2015	21,120
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2007 B (NR/NR)(i)
1,380,000	6.150	11/01/2014	33,120

Municipal Bonds – (continued)
Florida – (continued)
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2012 A-1 (NR/NR)
385,000	6.000	05/01/2036	388,211
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2012 A-2 (NR/NR)
750,000	6.250	05/01/2038	765,337
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2014 A (NR/NR)
590,000	7.250	05/01/2035	624,816
Meadow Pointe IV Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)(i)
1,075,000	5.250	05/01/2015	25,800
Mediterranea Community Development District Special Assessment Refunding & Improvement Bonds for Area Two Project Series 2017 (NR/NR)
1,000,000	4.750	05/01/2037	1,022,410
1,700,000	5.000	05/01/2048	1,726,265
Miami Beach Health Facilities Authority Hospital RB Refunding for Mount Sinai Medical Center of Florida Series 2014 (A-/Baa1)
1,500,000	5.000	11/15/2039	1,603,530
Miami Special Obligation RB Refunding for Port of Miami Tunnel Project Series 2012 (AA-/Aa3)(d)
11,760,000	5.000	03/01/2030	12,937,058
Miami World Center Community Development District Special Assessment Bonds Series 2017 (NR/NR)
600,000	4.000	11/01/2023	591,588
600,000	4.750	11/01/2027	598,488
4,000,000	5.125	11/01/2039	3,950,680
4,135,000	5.250	11/01/2049	3,984,610
Miami-Dade County Educational Facilities Authority RB for University of Miami Series 2018 A (A-/A3)
10,085,000	4.000	04/01/2053	10,641,490
Midtown Miami Community Development District Special Assessment RB Refunding for Parking Garage Project Series 2014 A (NR/NR)
3,440,000	5.000	05/01/2029	3,538,659
3,515,000	5.000	05/01/2037	3,595,353
Miromar Lakes Community Development District RB Refunding for Capital Improvement Series 2015 (NR/NR)
2,425,000	5.000	05/01/2028	2,493,967
1,485,000	5.000	05/01/2035	1,503,845
Mitchell Ranch Community Development District Special Assessment Bonds Series 2019 (NR/NR)
2,000,000	4.000	12/15/2049	1,733,800
Monterra Community Development District Special Assessment Refunding Bonds Series 2015 (AGM) (AA/NR)
1,820,000	3.500	05/01/2036	1,925,360
Naples Reserve Community Development District Special Assessment Bonds Series 2014 (NR/NR)
740,000	5.250	11/01/2035	773,929
1,240,000	5.625	11/01/2045	1,304,976
Naples Reserve Community Development District Special Assessment Bonds Series 2018 (NR/NR)(d)
1,185,000	5.125	11/01/2048	1,172,842

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
New River Community Development District Special Assessment Refunding Senior Lien Series 2020 A-1 (BBB/NR)(d)
$815,000	3.500%	05/01/2038	$831,789
New River Community Development District Special Assessment Refunding Senior Lien Series 2020 A-1 (NR/NR)(d)
55,000	3.500	05/01/2031	50,831
150,000	4.000	05/01/2038	138,679
New River Community Development District Special Assessment Series 2006 B (NR/NR)(i)
3,260,000	5.000	05/01/2013	33
North Sumter County Utility Dependent District RB for Central Sumter Utility Series 2019 (A/NR)
3,000,000	5.000	10/01/2049	3,627,060
6,580,000	5.000	10/01/2054	7,909,292
Orlando Florida Community Redevelopment Agency Tax Increment RB Refunding for Conroy Road District Series 2012 (A/NR)
1,680,000	5.000	04/01/2024	1,778,683
1,765,000	5.000	04/01/2025	1,867,458
1,005,000	5.000	04/01/2026	1,064,878
Osceola Chain Lakes Community Development District Special Assessment Bonds Series 2020 (NR/NR)
840,000	4.000	05/01/2040	749,985
905,000	4.000	05/01/2050	761,241
Osceola County Rolling Oaks Community Development District Special Assessment Bonds Series 2018 (NR/NR)(d)
1,680,000	5.375	11/01/2038	1,743,622
3,300,000	5.500	11/01/2049	3,424,245
Overoaks Community Development District Special Assessment for Capital Improvement Series 2010 A-1 (NR/NR)
885,000	6.125	05/01/2035	894,142
Overoaks Community Development District Special Assessment for Capital Improvement Series 2010 A-2 (NR/NR)
1,225,000	6.125	05/01/2035	1,239,112
Palm Beach County Health Facilities Authority RB for Lifespace Communities, Inc. Obligated Group Series 2019 B (BBB/NR)
2,700,000	4.000	05/15/2053	2,379,969
2,175,000	5.000	05/15/2053	2,223,220
Palm Coast Park Community Development District Special Assessment for Assessment Area One Series 2019 (NR/NR)
1,175,000	4.300	05/01/2050	1,018,208
Palm Glades Community Development District Senior Special Assessment Bonds Series 2018 A-1 (A/NR)
400,000	4.000	11/01/2038	438,540
3,290,000	4.200	11/01/2048	3,564,847
Palm Glades Community Development District Special Assessment Refunding Bonds Series 2016 (A/NR)
3,155,000	3.750	05/01/2031	3,384,905
2,040,000	4.000	05/01/2036	2,196,509
Palm Glades Community Development District Special Assessment Refunding Bonds Series 2017 (BBB-/NR)
700,000	4.000	05/01/2027	703,542
2,380,000	5.000	05/01/2039	2,474,438
Panther Trace II Community Development District Special Assessment RB Refunding Series 2014 (AGM) (AA/NR)
530,000	4.125	05/01/2035	565,102

Municipal Bonds – (continued)
Florida – (continued)
Parkland Preserve Community Development District Special Assessment RB Series 2019 A (NR/NR)
925,000	5.250	05/01/2039	859,649
2,455,000	5.375	05/01/2050	2,236,014
Parkland Preserve Community Development District Special Assessment RB Series 2019 B (NR/NR)
1,100,000	5.500	11/01/2032	1,048,113
Parkway Center Community Development District Special Assessment for Amenity Projects Series 2018-2 (A-/NR)
2,285,000	4.700	05/01/2049	2,561,942
Parkway Center Community Development District Special Assessment Refunding Series 2018-1 (BBB/NR)
800,000	4.375	05/01/2031	886,024
1,065,000	4.500	05/01/2034	1,175,004
Paseo Community Development District Capital Improvement RB Refunding Series 2018 (A-/NR)
3,225,000	4.375	05/01/2036	3,586,974
Pinellas County Industrial Development Authority RB for Drs. Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc. Project Series 2019 (NR/NR)
2,260,000	5.000	07/01/2039	2,259,819
Portico Community Development District Special Assessment Bonds Series 2020-2 (NR/NR)
280,000	3.625	05/01/2040	240,654
Portico Community Development District Special Assessment Refunding Series 2020-1 (NR/NR)
1,920,000	3.500	05/01/2037	1,674,029
Portofino Isles Community Development District Special Assessment RB Refunding Series 2013 (BBB/NR)
2,800,000	4.750	05/01/2033	2,954,112
Preserve at South Branch Community Development District Special Assessment Phase 1 Series 2018 (NR/NR)
1,045,000	5.375	11/01/2049	1,053,047
Preserve at South Branch Community Development District Special Assessment Phase 2 RB Series 2019 (NR/NR)
250,000	4.000	11/01/2039	229,305
1,205,000	4.000	11/01/2050	1,053,712
Reunion East Community Development District Special Assessment Refunding Bonds Series 2015 1 (NR/NR)
950,000	6.600	05/01/2033	957,249
Reunion East Community Development District Special Assessment Refunding Bonds Series 2015 2 (NR/NR)
645,000	6.600	05/01/2036	649,921
Reunion East Community Development District Special Assessment Refunding Bonds Series 2015 3 (NR/NR)
2,365,000	6.600	05/01/2033	2,383,045
Reunion East Community Development District Special Assessment Refunding Bonds Series 2015 A (NR/NR)
3,070,000	5.000	05/01/2025	3,143,803
6,830,000	5.000	05/01/2033	6,932,586
Reunion East Community Development District Special Assessment Series 2002 A-2 (NR/NR)(i)
2,170,000	7.200	05/01/2022	22
Reunion West Community Development District Special Assessment Bonds for Assessment Area 5 Project Series 2019 (NR/NR)
470,000	4.500	05/01/2039	444,620
1,520,000	4.625	05/01/2050	1,411,700

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Rhodine Road North Community Development District Special Assessment Bonds Series 2019 (NR/NR)
$1,000,000	4.500%	05/01/2040	$965,330
1,000,000	4.750	05/01/2050	972,130
River Bend Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (A-/NR)
2,390,000	4.000	05/01/2031	2,599,125
River Hall Community Development District Special Assessment for Capital Improvement Series 2011 A (NR/NR)
4,475,000	5.450	05/01/2036	4,497,599
San Simeon Community Development District Special Assessment Bonds Series 2019 (NR/NR)(d)
1,410,000	4.125	06/15/2039	1,381,504
2,280,000	4.250	06/15/2049	2,212,991
Sandy Creek Community Development District Special Assessment Refunding Series 2007 B (NR/NR)
965,000	5.500	05/01/2020	964,904
Shell Point Community Development District Special Assessment Bonds Series 2019 (NR/NR)(d)
2,200,000	5.250	11/01/2039	2,244,638
2,825,000	5.375	11/01/2049	2,877,263
Sherwood Manor Community Development District Special Assessment Bonds Series 2018 (NR/NR)(d)
3,800,000	5.250	11/01/2049	3,743,684
Shingle Creek Community Development District Special Assessment Bonds Series 2019 (NR/NR)
4,000,000	5.000	05/01/2049	3,975,560
South Fork III Community Development District Parcels V and W Special Assessment Bonds Series 2019 (NR/NR)(d)
2,100,000	5.125	11/01/2039	2,099,916
3,480,000	5.250	11/01/2049	3,454,004
South Fork III Community Development District Special Assessment RB Refunding Series 2018 (NR/NR)
1,310,000	5.000	05/01/2038	1,333,226
2,505,000	5.375	05/01/2049	2,586,363
South Kendall Community Development District Special Assessment Refunding Series 2016 (BBB/NR)
1,345,000	4.250	11/01/2037	1,447,960
330,000	4.125	11/01/2040	346,480
South Village Community Development District Capital Improvement and Special Assessment Refunding Senior Lien Series 2016 A-1 (A/NR)
800,000	3.500	05/01/2032	824,912
495,000	3.625	05/01/2035	510,682
1,715,000	3.750	05/01/2038	1,768,045
South Village Community Development District Capital Improvement and Special Assessment Refunding Subordinate Lien Series 2016 A-2 (NR/NR)
465,000	4.350	05/01/2026	468,088
485,000	4.875	05/01/2035	492,168
95,000	5.000	05/01/2038	96,865
South-Dade Venture Community Development District Special Assessment RB Refunding Series 2013 (NR/NR)
2,010,000	5.250	05/01/2034	2,107,023

Municipal Bonds – (continued)
Florida – (continued)
Southern Groves Community Development District No. 5 Special Assessment Refunding Series 2019 (NR/NR)
375,000	3.600	05/01/2034	343,380
600,000	4.000	05/01/2043	540,420
Southern Hills Plantation I Community Development District Special Assessment for Capital Improvement Series 2011 A-1 (NR/NR)
3,710,000	5.800	05/01/2035	3,175,723
Southern Hills Plantation I Community Development District Special Assessment for Capital Improvement Series 2011 A-2 (NR/NR)
2,765,000	5.800	05/01/2035	2,178,267
Spencer Creek Community Development District Special Assessment RB Series 2019 (NR/NR)
350,000	3.750	05/01/2024	349,073
425,000	4.375	05/01/2029	428,625
1,000,000	5.000	05/01/2039	1,015,000
1,750,000	5.250	05/01/2049	1,801,450
Spring Lake Community Development District Special Assessment for Assessment Area Two Project Series 2017 (NR/NR)(d)
1,250,000	5.125	11/01/2037	1,278,700
1,790,000	5.250	11/01/2047	1,834,893
Spring Ridge Community Development District Special Assessment RB Series A-1 (NR/NR)
1,195,000	4.800	05/01/2035	1,074,066
Sterling Hill Community Development District RB for Capital Improvement Series 2003 B (NR/NR)(i)
418,112	5.500	11/01/2010	263,411
Stonegate Community Development District Special Assessment Refunding Bonds Series 2013 (NR/NR)
2,160,000	5.000	05/01/2034	2,229,530
Stoneybrook South at Championsgate Community Development District Special Assessment Bonds Series 2019 (NR/NR)
1,100,000	4.500	06/15/2039	1,083,247
2,600,000	4.625	06/15/2049	2,556,840
Stoneybrook South Community Development District Special Assessment Bonds Refunding for Assessment Area Two-A Project Series 2014 (NR/NR)
1,750,000	5.125	11/01/2034	1,879,395
3,500,000	5.500	11/01/2044	3,852,835
Stoneybrook South Community Development District Special Assessment RB Refunding for Assessment Area One Project Series 2013 (NR/NR)
2,435,000	6.500	05/01/2039	2,664,377
Storey Creek Community Development District Special Assessment Bonds for Assessment Area One Project Series 2019 (NR/NR)
420,000	4.000	12/15/2039	385,422
860,000	4.125	12/15/2049	770,448
Summer Woods Community Development District Special Assessment for Assessment Area Two Project Series 2020 (NR/NR)
475,000	3.750	05/01/2040	406,933
1,290,000	4.000	05/01/2050	1,081,252

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Sweetwater Creek Community Development District Capital Improvement Special Assessment RB Refunding Series 2019 A-2 (NR/NR)
$1,680,000	4.000%	05/01/2038	$1,711,248
Talis Park Community Development District Capital Improvement RB Refunding Subordinate Series 2016 A-2 (NR/NR)
345,000	3.250	05/01/2021	342,392
965,000	3.750	05/01/2026	935,336
1,550,000	4.000	05/01/2033	1,473,957
Talis Park Community Development District Capital Improvement RB Series 2013 (NR/NR)
1,370,000	5.250	11/01/2034	1,390,906
2,355,000	6.000	11/01/2044	2,480,569
Tapestry Community Development District Special Assessment RB Series 2016 (NR/NR)
390,000	4.250	05/01/2026	393,194
1,110,000	4.800	05/01/2036	1,118,103
1,715,000	5.000	05/01/2046	1,731,035
Tison’s Landing Community Development District Special Assessment RB Refunding & Improvement Bonds Senior Series 2016 A-1 (A+/NR)
695,000	3.375	05/01/2032	728,826
1,345,000	3.600	05/01/2037	1,413,702
Tolomato Community Development District Special Assessment GO Refunding Bonds Senior Lien Series 2018 A-1 (AGM) (AA/NR)
1,640,000	3.500	05/01/2032	1,805,099
1,780,000	3.750	05/01/2040	1,956,914
Tolomato Community Development District Special Assessment GO Refunding Bonds Subordinate Lien Series 2018 A-2 (NR/NR)(d)
375,000	5.625	05/01/2040	399,120
Tolomato Community Development District Special Assessment GO Refunding Bonds Subordinate Lien Series 2018 B-2 (NR/NR)
300,000	5.125	05/01/2039	300,873
Tolomato Community Development District Special Assessment RB Refunding Series 2019 A-2 (NR/NR)
1,170,000	4.250	05/01/2037	1,102,304
Tolomato Community Development District Special Assessment Refunding Bonds Series 2019 C (NR/NR)(d)
8,970,000	4.400	05/01/2040	8,378,877
Toscana Isles Community Development District Special Assessment RB Series 2014 (NR/NR)
345,000	5.750	11/01/2027	370,730
1,965,000	6.250	11/01/2044	2,206,184
Toscana Isles Community Development District Special Assessment RB Series 2018 (NR/NR)
2,840,000	5.375	11/01/2039	2,880,839
4,750,000	5.500	11/01/2049	4,862,528
Touchstone Community Development District Special Assessment Bonds Series 2018 (NR/NR)(d)
1,560,000	4.625	06/15/2038	1,553,105
2,445,000	4.750	06/15/2048	2,422,995

Municipal Bonds – (continued)
Florida – (continued)
Touchstone Community Development District Special Assessment Bonds Series 2019 (NR/NR)
550,000	4.000	12/15/2040	505,406
1,145,000	4.125	12/15/2049	1,032,481
Town of Davie RB Refunding for Nova Southeastern University, Inc. Series 2018 (A-/Baa1)
13,300,000	5.000	04/01/2048	14,688,919
Towne Park Community Development District Special Assessment Area 3B Project Series 2019 (NR/NR)
1,085,000	4.625	05/01/2050	1,001,542
Trevesta Community Development District Special Assessment Area 1 Pase 2 Project Series 2018 (NR/NR)(d)
1,000,000	5.375	11/01/2049	1,002,850
Triple Creek Community Development District Special Assessment Series 2017 A (NR/NR)
1,410,000	5.250	11/01/2027	1,445,066
2,745,000	6.125	11/01/2046	2,890,101
Triple Creek Community Development District Special Assessment Series 2018 A (NR/NR)(d)
785,000	4.700	11/01/2029	786,954
1,525,000	5.125	11/01/2038	1,545,557
2,175,000	5.375	11/01/2048	2,205,820
Triple Creek Community Development District Special Assessment Series 2019 A (NR/NR)
1,000,000	4.625	05/01/2039	928,620
2,000,000	4.750	05/01/2050	1,804,900
TSR Community Development District Special Assessment Bonds for Northwest Assessment Area Series 2018 (NR/NR)
1,200,000	5.000	11/01/2039	1,205,940
1,850,000	5.125	11/01/2049	1,859,121
TSR Community Development District Special Assessment RB for 2016 Project Series 2016 (NR/NR)
385,000	3.500	11/01/2021	383,060
1,340,000	4.000	11/01/2027	1,317,595
3,160,000	4.625	11/01/2037	3,095,662
2,790,000	4.750	11/01/2047	2,726,472
TSR Community Development District Special Assessment RB for Downtown Neighborhood Assessment Area Series 2019 (NR/NR)
1,695,000	4.000	11/01/2040	1,566,485
900,000	4.000	11/01/2050	777,384
TSR Community Development District Special Assessment RB for Village 4 Project Series 2015 A (NR/NR)
170,000	4.250	11/01/2021	170,899
2,430,000	5.625	11/01/2045	2,537,698
Turnbull Creek Community Development District Senior Special Assessment Refunding Series 2015 A-1 (A/NR)
2,265,000	4.375	05/01/2035	2,447,310
Two Creeks Community Development District RB Refunding for Capital Improvement Senior Lien Series 2016 A-1 (A/NR)
1,710,000	3.500	05/01/2032	1,823,116
2,550,000	3.625	05/01/2037	2,710,319
Two Creeks Community Development District RB Refunding for Capital Improvement Subordinate Lien Series 2016 A-2 (NR/NR)
615,000	4.750	05/01/2037	603,469

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Two Lakes Community Development District Special Assessment Expansion Area Series 2019 (NR/NR)
$2,300,000	3.750%	12/15/2039	$2,101,786
3,505,000	4.000	12/15/2049	3,150,329
Two Lakes Community Development District Special Assessment Series 2017 (NR/NR)(d)
1,165,000	3.250	12/15/2022	1,161,086
2,000,000	4.000	12/15/2028	2,011,620
1,000,000	5.000	12/15/2032	1,069,930
1,705,000	5.000	12/15/2037	1,810,471
3,800,000	5.000	12/15/2047	3,978,600
Union Park East Community Development District Capital Improvement RB for Assessment Area One Series 2017 A-1 (NR/NR)(d)
2,425,000	5.500	11/01/2047	2,534,368
University Park Recreation District Special Assessment Series 2019 (BAM) (AA/NR)
2,800,000	3.375	05/01/2045	3,012,716
Venetian Community Development District Capital Improvement RB Refunding Series 2012 A-1 (NR/NR)
500,000	5.500	05/01/2034	510,480
750,000	6.125	05/01/2042	776,078
Venetian Parc Community Development District Special Assessment Area One Project Series 2013 (NR/NR)
465,000	6.000	11/01/2027	509,468
2,050,000	6.500	11/01/2043	2,531,483
Venetian Parc Community Development District Special Assessment Area Two Project Series 2013 (NR/NR)
665,000	6.375	11/01/2027	701,415
2,300,000	7.125	11/01/2044	2,564,408
Ventana Community Development District Special Assessment RB Series 2018 (NR/NR)(d)
335,000	4.000	05/01/2024	332,749
4,655,000	5.125	05/01/2049	4,556,966
Veranda Community Development District II Special Assessment Area 1 Gardens East Project Series 2018 A (NR/NR)
1,000,000	5.000	11/01/2039	1,020,480
1,700,000	5.125	11/01/2049	1,739,423
Veranda Community Development District II Special Assessment Area 2 Preserve West Project Series 2018 A (NR/NR)
980,000	5.000	11/01/2039	1,000,070
1,600,000	5.125	11/01/2049	1,637,104
Veranda Community Development District II Special Assessment Area 3 4 & 5 Series 2018 B (NR/NR)
2,155,000	5.875	11/01/2032	2,176,507
Verandah East Community Development District Special Assessment Refunding & Improvement RB Series 2016 (NR/NR)
730,000	3.375	05/01/2021	726,730
2,450,000	3.750	05/01/2026	2,382,331
4,360,000	4.000	05/01/2031	4,171,299
1,700,000	4.125	05/01/2034	1,622,021
1,000,000	4.250	05/01/2037	952,040

Municipal Bonds – (continued)
Florida – (continued)
Verano #1 Community Development District Senior Special Assessment Refunding for Community Infrastructure Project Series 2017 A-1 (BBB/NR)(d)
1,985,000	4.000	05/01/2031	2,151,283
2,940,000	4.000	05/01/2037	3,125,514
Verano #1 Community Development District Special Assessment Bonds for District #1 Project Series 2015 (NR/NR)
745,000	5.125	11/01/2035	766,434
1,000,000	5.250	11/01/2046	1,018,120
Verano No. 2 Community Development District Special Assessment Bonds for POD C Project Series 2020 (NR/NR)
265,000	4.000	05/01/2040	235,447
760,000	4.000	05/01/2050	633,939
Verano No. 2 Community Development District Special Assessment Bonds for POD D Project Series 2020 (NR/NR)
370,000	4.000	05/01/2040	328,738
1,000,000	4.000	05/01/2050	834,130
Verano No. 2 Community Development District Special Assessment Bonds for POD E Project Series 2020 (NR/NR)
265,000	4.000	05/01/2040	235,447
710,000	4.000	05/01/2050	592,233
Villa Portofino East Community Development District Special Assessment Refunding Series 2019 (NR/NR)
1,000,000	3.750	05/01/2037	908,860
Village Community Development District No. 09 Special Assessment RB Series 2011 (NR/NR)
4,370,000	7.000	05/01/2041	4,590,729
Village Community Development District No. 10 Special Assessment RB Series 2012 (NR/NR)
2,600,000	5.000	05/01/2032	2,710,474
5,930,000	5.125	05/01/2043	6,213,988
Village Community Development District No. 10 Special Assessment RB Series 2014 (NR/NR)
4,400,000	6.000	05/01/2044	4,793,668
Village Community Development District No. 12 Special Assessment RB Series 2018 (NR/NR)(d)
1,000,000	4.250	05/01/2043	1,002,430
13,745,000	4.375	05/01/2050	13,814,275
Village Community Development District No. 13 Special Assessment RB Series 2019 (NR/NR)
10,000,000	3.700	05/01/2050	8,907,100
Village Community Development District No. 5 Special Assessment RB Refunding Phase I Series 2013 (A/NR)
1,505,000	4.000	05/01/2033	1,561,091
Village Community Development District No. 5 Special Assessment RB Refunding Phase II Series 2013 (A/NR)
1,200,000	4.000	05/01/2034	1,245,036
Village Community Development District No. 8 Special Assessment Refunding Phase II Series 2010 (NR/NR)
7,315,000	6.125	05/01/2039	7,344,114
Village Community Development District No. 9 Special Assessment Refunding Series 2012 (NR/NR)
1,835,000	5.500	05/01/2042	1,894,913
Villamar Community Development District Special Assessment Bonds Series 2019 (NR/NR)
1,000,000	4.625	05/01/2039	971,520
1,515,000	4.875	05/01/2050	1,488,351

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Vizcaya In Kendall Community Development District Special Assessment Bonds Series 2016 (BBB-/NR)
$1,000,000	3.750%	11/01/2031	$1,045,700
1,000,000	4.000	11/01/2036	1,043,230
1,300,000	4.125	11/01/2046	1,355,497
Waterford Landing Community Development District Capital Improvement RB Series 2014 (NR/NR)
3,005,000	5.500	05/01/2034	3,112,369
3,825,000	5.750	05/01/2044	3,988,251
Watergrass Community Development District II Special Assessment Bonds Series 2018 (NR/NR)
4,040,000	5.250	05/01/2049	3,967,886
Waters Edge Community Development District Capital Improvement RB Refunding Series 2012 A-1 (NR/NR)
14,000	5.350	05/01/2039	13,505
Waters Edge Community Development District Capital Improvement RB Refunding Series 2012 A-2 (NR/NR)
285,000	6.600	05/01/2039	249,882
Waters Edge Community Development District Pasco County Capital Improvement RB Refunding Senior Lien Series 2015 A-1 (BBB+/NR)
3,235,000	4.200	05/01/2036	3,443,884
Waterset Central Community Development District Special Assessment Bonds Series 2018 (NR/NR)(d)
440,000	4.000	11/01/2024	434,733
1,640,000	5.125	11/01/2038	1,622,698
2,800,000	5.250	11/01/2049	2,763,040
Waterset North Community Development District Special Assessment RB Series 2014 (NR/NR)
1,210,000	5.125	11/01/2035	1,237,431
1,950,000	5.500	11/01/2045	1,999,803
Wesbridge Community Development District Special Assessment Series 2019 (NR/NR)
1,215,000	4.250	11/01/2049	1,084,254
West Villages Improvement District Unit of Development No. 7 Master Infrastructure Special Assessment RB Series 2019 (NR/NR)
2,340,000	4.750	05/01/2039	2,324,439
3,790,000	5.000	05/01/2050	3,812,626
Westside Community Development District Special Assessment RB for Solara Phase 1 Assessment Area Series 2018 (NR/NR)(d)
535,000	5.000	05/01/2038	543,870
600,000	5.200	05/01/2048	611,868
Westside Community Development District Special Assessment RB for Solara Phase 2 Assessment Area Series 2019 (NR/NR)
990,000	4.625	05/01/2039	975,774
1,590,000	4.850	05/01/2049	1,575,245
Westside Community Development District Special Assessment RB Refunding Series 2019 (NR/NR)(d)
800,000	4.100	05/01/2037	761,200
795,000	4.125	05/01/2038	754,582
Westside Community Development District Special Assessment RB Series 2019 (NR/NR)
1,200,000	5.000	05/01/2039	1,218,000
2,000,000	5.200	05/01/2050	2,049,420

Municipal Bonds – (continued)
Florida – (continued)
Wildblue Community Development District Special Assessment Bonds Series 2019 (NR/NR)(d)
2,375,000	4.250	06/15/2039	2,290,141
3,525,000	4.375	06/15/2049	3,338,457
Winding Cypress Community Development District Phase 3 Assessment Area Special Assessment Bonds Series 2019 (NR/NR)
970,000	5.000	11/01/2049	950,872
Winding Cypress Community Development District Special Assessment Phase 1 and Phase 2 Assessment Area Series 2015 (NR/NR)
75,000	4.000	11/01/2020	75,088
400,000	4.375	11/01/2025	402,844
1,770,000	5.000	11/01/2045	1,781,540
Wiregrass Community Development District Capital Improvement RB Series 2014 (NR/NR)
440,000	5.375	05/01/2035	454,093
3,045,000	5.625	05/01/2045	3,155,686
Wiregrass Community Development District Capital Improvement RB Series 2016 (NR/NR)
780,000	4.875	05/01/2036	777,847
1,445,000	5.000	05/01/2047	1,435,246

			1,119,004,926

Georgia – 1.8%
Atlanta Development Authority RB for New Downtown Atlanta Stadium Project Senior Lien Series 2015 A-1 (A+/Aa3)
1,500,000	5.250	07/01/2040	1,681,620
Atlanta Development Authority RB for New Downtown Atlanta Stadium Project Senior Lien Series 2015 B (A/A1)
1,000,000	4.000	07/01/2040	1,093,650
Clayton County Development Authority Special Facilities RB for Delta Airlines, Inc. Series 2009 A (BB/Baa3)
11,700,000	8.750	06/01/2029	11,698,830
Fulton County Development Authority RB for Tuff Caub LLC Project Series 2007 A (NR/NR)
1,555,000	5.250	11/01/2028	1,555,202
Gainesville & Hall County Development Authority RB Refunding for Riverside Military Academy Series 2017 (BBB-/NR)
900,000	5.125	03/01/2052	804,780
Main Street Natural Gas, Inc. Gas Supply RB Series 2019 A (A-/A3)
6,650,000	5.000	05/15/2043	7,154,868
24,875,000	5.000	05/15/2049	28,779,629
Milledgeville & Baldwin County Development Authority Student Housing RB Refunding for Georgia College & State University Foundation Property V, LLC Project Series 2007 (AMBAC) (A+/WR)(c)
49,820,000	(3 Mo. LIBOR + 0.65%), 1.929	10/01/2033	46,576,220
Municipal Electric Authority RB Georgia Plant Vogtle Units 3 & 4 Project Series 2019 A (A/Baa3)
2,200,000	5.000	01/01/2034	2,441,714
6,000,000	5.000	01/01/2039	6,541,740
29,610,000	5.000	01/01/2049	31,654,570

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Georgia – (continued)
Rockdale County Development Authority RB Refunding for Pratt Paper LLC Project Series 2018 (AMT) (NR/NR)(d)
$3,500,000	4.000%	01/01/2038	$3,106,320

			143,089,143

Guam – 0.7%
A.B. Won Pat International Airport Authority RB Refunding General Series 2013 B (AGM) (AA/A2)
1,500,000	5.750	10/01/2043	1,579,800
Guam Government Department of Education COPS for John F. Kennedy High School Project Series 2010 A (B+/NR)
2,500,000	6.625	12/01/2030	2,544,150
3,355,000	6.875	12/01/2040	3,421,832
Guam Government Limited Obligation RB Section 30 Series 2016 A (BB/NR)
500,000	5.000	12/01/2031	501,860
4,515,000	5.000	12/01/2046	4,281,574
Guam International Airport Authority RB Refunding for Series 2013 C (AMT) (AGM) (AA/A2)
7,300,000	6.125	10/01/2043	7,825,892
Guam International Airport Authority RB Refunding for Series 2013 C (AMT) (BBB+/Baa2)
2,560,000	6.375	10/01/2043	2,677,376
Guam Waterworks Authority RB for Water & Wastewater System Series 2013 (A-/Baa2)
14,455,000	5.500	07/01/2043	14,692,929
Guam Waterworks Authority RB for Water & Wastewater System Series 2016 (A-/Baa2)
9,675,000	5.000	01/01/2046	9,577,960
Guam Waterworks Authority RB Refunding for Water & Wastewater System Series 2017 (A-/Baa2)
1,165,000	5.000	07/01/2033	1,190,746
960,000	5.000	07/01/2035	975,216
1,920,000	5.000	07/01/2036	1,945,210
1,365,000	5.000	07/01/2037	1,379,551
Port Authority of Guam RB Series 2018 A (A/Baa2)
2,500,000	5.000	07/01/2048	2,405,725

			54,999,821

Hawaii – 0.2%
Hawaii State Department of Budget & Finance RB Refunding for Hawaiian Electric Co., Inc. Series 2019 (A-/Baa2)
12,170,000	3.200	07/01/2039	11,965,057
Kauai County Community Facilities District No. 2008-1 Special Tax RB for Kukui’ula Development Series 2019 (NR/NR)
675,000	5.000	05/15/2044	709,263
2,750,000	5.000	05/15/2049	2,879,030

			15,553,350

Illinois – 13.0%
Chicago Board of Education GO Bonds for Build America Bonds Series 2009 E (BB-/B1)
1,400,000	5.382	12/01/2023	1,415,680
5,440,000	5.482	12/01/2024	5,494,509

Municipal Bonds – (continued)
Illinois – (continued)
Chicago Illinois Board of Education Dedicated Capital Improvement Series 2016 (A/NR)
16,000,000	6.000	04/01/2046	16,967,200
Chicago Illinois Board of Education Dedicated Capital Improvement Series 2017 (A/NR)
1,700,000	5.000	04/01/2042	1,708,959
1,625,000	5.000	04/01/2046	1,621,084
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1998 B-1 (NATL-RE) (BB-/Baa2)(b)
4,415,000	0.000	12/01/2027	3,360,168
440,000	0.000	12/01/2028	321,437
9,125,000	0.000	12/01/2029	6,397,629
6,905,000	0.000	12/01/2030	4,639,608
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1999 A (NATL-RE) (BB-/Baa2)(b)
125,000	0.000	12/01/2029	87,639
775,000	0.000	12/01/2030	520,738
Chicago Illinois Board of Education GO Bonds Series 2017 A (BB-/NR)(d)
5,500,000	7.000	12/01/2046	6,151,860
Chicago Illinois Board of Education GO Refunding Bonds Capital Appreciation for School Reform Series 1999 A (NATL-RE) (BB-/Baa2)(b)
22,095,000	0.000	12/01/2031	14,206,422
Chicago Illinois Board of Education GO Refunding Bonds for School Reform Series 1999 A (NATL-RE) (BB-/Baa2)
5,000,000	5.500	12/01/2026	5,827,250
Chicago Illinois Board of Education GO Refunding Bonds Series 2005 A (AMBAC) (BB-/B1)
8,965,000	5.500	12/01/2029	10,188,812
Chicago Illinois Board of Education GO Refunding Bonds Series 2010 F (BB-/B1)
1,300,000	5.000	12/01/2031	1,302,249
Chicago Illinois Board of Education Unlimited Tax GO Bonds for Dedicated Alternate Revenues Series 2015 C (BB-/NR)
19,950,000	5.250	12/01/2035	20,269,799
10,410,000	5.250	12/01/2039	10,516,390
Chicago Illinois Board of Education Unlimited Tax GO Bonds for Dedicated Revenues Series 2011 A (BB-/B1)
515,000	5.500	12/01/2039	518,126
1,355,000	5.000	12/01/2041	1,327,277
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2005 A (AMBAC) (BB-/B1)
2,300,000	5.500	12/01/2030	2,630,625
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2009 E (BB-/B1)
9,750,000	6.038	12/01/2029	9,729,817
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2012 B (BB-/B1)
9,025,000	4.000	12/01/2035	8,180,170

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2016 A (BB-/NR)
$54,375,000	7.000%	12/01/2044	$59,603,700
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2016 B (BB-/NR)
61,035,000	6.500	12/01/2046	65,897,048
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2018 A (AGM) (AA/NR)
1,500,000	5.000	12/01/2029	1,816,650
1,250,000	5.000	12/01/2030	1,508,963
1,025,000	5.000	12/01/2031	1,233,864
1,000,000	5.000	12/01/2032	1,200,920
1,250,000	5.000	12/01/2034	1,492,075
1,000,000	5.000	12/01/2035	1,189,550
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2018 C (AGM) (AA/NR)
6,535,000	5.000	12/01/2029	7,914,538
1,000,000	5.000	12/01/2030	1,207,170
Chicago Illinois Capital Appreciation Refunding & Project Series 2009 C (BBB+/Ba1)(b)
11,415,000	0.000	01/01/2032	7,271,926
Chicago Illinois GO Bonds Project and Refunding RMKT 06/08/15 Series 2005 D (BBB+/Ba1)
1,800,000	5.500	01/01/2037	1,861,488
Chicago Illinois GO Bonds Project Refunding Series 2014 A (BBB+/Ba1)
8,375,000	5.250	01/01/2033	8,549,786
6,295,000	5.000	01/01/2034	6,367,393
10,500,000	5.000	01/01/2036	10,587,255
Chicago Illinois GO Bonds Project Series 2011 A (BBB+/Ba1)
6,670,000	5.250	01/01/2035	6,503,784
3,000,000	5.000	01/01/2040	2,926,230
Chicago Illinois GO Bonds Project Series 2012 A (BBB+/Ba1)
18,325,000	5.000	01/01/2033	18,434,767
7,095,000	5.000	01/01/2034	7,134,519
Chicago Illinois GO Bonds Series 2010 B (BBB+/Ba1)
3,145,000	7.517	01/01/2040	3,536,898
Chicago Illinois GO Bonds Series 2015 A (BBB+/NR)
4,180,000	5.500	01/01/2039	4,308,451
Chicago Illinois GO Bonds Series 2015 B (BBB+/NR)
14,603,000	7.375	01/01/2033	17,689,636
Chicago Illinois GO Bonds Series 2019 A (BBB+/NR)
20,015,000	5.000	01/01/2044	20,030,612
17,105,000	5.500	01/01/2049	17,711,714
Chicago Illinois GO Refunding Bonds RMKT 06/08/15 Series 2007 E (BBB+/Ba1)
3,775,000	5.500	01/01/2042	3,879,303
Chicago Illinois GO Refunding Bonds RMKT 06/08/15 Series 2007 F (BBB+/Ba1)
2,500,000	5.500	01/01/2042	2,569,075
Chicago Illinois GO Refunding Bonds Series 2012 B (BBB+/Ba1)
6,615,000	5.432	01/01/2042	5,876,634

Municipal Bonds – (continued)
Illinois – (continued)
Chicago Illinois GO Refunding Bonds Series 2014 A (BBB+/Ba1)
7,230,000	5.000	01/01/2035	7,300,709
Chicago Illinois GO Refunding Bonds Series 2015 C (BBB+/NR)
14,455,000	5.000	01/01/2038	14,573,965
Chicago Illinois O’Hare International Airport RB General Airport Senior Lien Series 2018 B (A/NR)
11,630,000	4.000	01/01/2044	12,343,268
Chicago Illinois Second Lien RB Refunding for Wastewater Transmission RMKT 10/19/15 Series 2008 C (A/NR)
1,500,000	5.000	01/01/2039	1,677,255
Chicago Illinois Wastewater Transmission RB Second Lien Series 2017 A (AGM) (AA/NR)
1,950,000	5.250	01/01/2042	2,307,708
5,460,000	4.000	01/01/2052	5,832,481
Chicago Park District GO Bonds Limited Tax Series 2018 A (AA+/NR)
2,585,000	4.000	01/01/2041	2,644,352
City of Chicago GO Bonds for Neighborhoods Alive 21 Program Series 2002 B (BBB+/Ba1)
2,685,000	5.500	01/01/2037	2,776,720
City of Chicago GO Refunding Bonds Series 2020 A (BBB+/NR)
3,165,000	5.000	01/01/2028	3,277,136
2,670,000	5.000	01/01/2029	2,764,251
3,005,000	5.000	01/01/2030	3,113,270
485,000	5.000	01/01/2031	500,966
City of Chicago Taxable GO Unlimited Bonds Series 2012 B (AGM-CR) (AA/A2)
735,000	5.432	01/01/2042	925,240
City of Chicago Taxable GO Unlimited Bonds Series 2014 B (AGM-CR) (AA/A2)
7,350,000	6.314	01/01/2044	10,061,635
Cortland Illinois Special Service Area No. 9 Special Tax Bonds for Richland Trails Project Series 2007-1 (NR/NR)
1,936,000	5.800	03/01/2037	1,635,281
County of Will Illinois GO Bonds Series 2019 (AA+/Aa1)
2,500,000	4.000	11/15/2047	2,810,250
Du Page County Special Service Area No. 31 Special Tax for Monarch Landing Project Series 2006 (NR/NR)
1,256,000	5.625	03/01/2036	1,226,924
Illinois Finance Authority RB for 2018 Blue Island LLC Series 2018 A-1 (NR/NR)(i)
1,400,000	5.000	12/01/2053	840,000
Illinois Finance Authority RB for BHF Chicago Housing Group C LLC Project Series 2018 A-1 (NR/NR)(i)
1,500,000	5.100	12/01/2043	412,500
2,150,000	5.250	12/01/2053	591,250
Illinois Finance Authority RB for Christian Homes, Inc. Series 2010 (BBB-/NR)
805,000	6.125	05/15/2027	806,618
Illinois Finance Authority RB for Christian Homes, Inc. Series 2010 (NR/NR)(e)
445,000	6.125	05/15/2020	447,612
Illinois Finance Authority RB for Columbia College Chicago Series 2019 (BBB+/NR)
715,000	5.000	12/01/2034	763,548
920,000	5.000	12/01/2039	967,196
1,175,000	5.000	12/01/2044	1,222,799

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
Illinois Finance Authority RB for Roosevelt University Series 2019 A (NR/NR)(d)
$10,175,000	6.125%	04/01/2049	$10,702,675
Illinois Finance Authority RB Refunding for Franciscan Communities Project Series 2017 A (BBB-/NR)
1,645,000	4.000	05/15/2027	1,572,225
2,825,000	5.000	05/15/2037	2,818,389
1,055,000	5.000	05/15/2047	1,003,854
Illinois Finance Authority RB Refunding for Illinois Institute of Technology Series 2019 (NR/Baa3)
1,500,000	4.000	09/01/2035	1,473,570
1,725,000	5.000	09/01/2036	1,872,091
2,000,000	4.000	09/01/2037	1,940,840
1,620,000	5.000	09/01/2038	1,749,033
2,000,000	4.000	09/01/2039	1,918,760
1,500,000	5.000	09/01/2040	1,613,010
1,500,000	4.000	09/01/2041	1,431,465
Illinois Finance Authority RB Refunding for Illinois Wesleyan University Series 2016 (A-/Baa1)
500,000	5.000	09/01/2036	567,985
3,470,000	5.000	09/01/2046	3,877,864
Illinois Finance Authority RB Refunding for OSF Healthcare System Series 2010 A (A/A3)
1,780,000	6.000	05/15/2039	1,791,499
Illinois Finance Authority RB Series 2013 A (BBB-/NR)
3,935,000	5.250	05/15/2047	3,948,222
Illinois Finance Authority RB Series 2013 A (NR/NR)(e)
565,000	5.250	05/15/2023	633,738
Illinois Finance Authority Recovery Zone Facility RB for Navistar International Corp. Project Series 2010 (BB-/B1)(f)
15,650,000	6.750	10/15/2040	15,938,429
Illinois Sales Tax Securitization Corp. RB Refunding Second Lien Series 2020 A (AA-/NR)
6,750,000	5.000	01/01/2036	7,838,167
1,560,000	4.000	01/01/2038	1,607,892
1,260,000	4.000	01/01/2039	1,295,104
Illinois State GO Bonds Pension Funding Series 2003 (BBB-/Baa3)
50,750,000	5.100	06/01/2033	50,375,973
Illinois State GO Bonds Series 2012 (BBB-/Baa3)
500,000	5.000	03/01/2031	504,465
750,000	5.000	03/01/2037	753,412
Illinois State GO Bonds Series 2013 (BBB-/Baa3)
5,050,000	5.500	07/01/2038	5,152,970
Illinois State GO Bonds Series 2014 (AGM-CR) (AA/A2)
20,000,000	5.000	02/01/2039	20,360,600
Illinois State GO Bonds Series 2014 (BBB-/Baa3)
2,500,000	5.000	05/01/2029	2,553,000
10,000,000	5.000	05/01/2030	10,197,000
5,000,000	5.000	05/01/2031	5,089,750
5,000,000	5.000	05/01/2039	5,029,650
Illinois State GO Bonds Series 2017 A (BBB-/Baa3)
9,500,000	5.000	12/01/2035	9,682,495
1,770,000	4.500	12/01/2041	1,699,678
4,730,000	5.000	12/01/2042	4,754,359
Illinois State GO Bonds Series 2017 C (BBB-/Baa3)
59,670,000	5.000	11/01/2029	61,778,738

Municipal Bonds – (continued)
Illinois – (continued)
Illinois State GO Bonds Series 2017 D (BBB-/Baa3)
5,845,000	5.000	11/01/2025	6,167,586
62,685,000	5.000	11/01/2027	65,243,175
19,465,000	5.000	11/01/2028	20,206,227
Illinois State GO Bonds Series 2018 A (BBB-/Baa3)
5,280,000	5.000	05/01/2042	5,312,102
5,280,000	5.000	05/01/2043	5,305,450
Illinois State GO Bonds Series 2019 C (BBB-/Baa3)
10,825,000	4.000	11/01/2042	9,616,714
Illinois State GO Refunding Bonds Series 2016 (AGM) (AA/A2)
20,175,000	4.000	02/01/2030	19,987,978
Lincolnshire Special Service Area No. 1 Special Tax for Sedgebrook Project Series 2004 A (NR/NR)
1,862,000	6.250	03/01/2034	1,863,173
Metropolitan Pier & Exposition Authority RB Capital Appreciation for McCormick Place Expansion Series 2002 A (NATL-RE) (BBB/Baa2)(b)
13,500,000	0.000	12/15/2032	8,800,650
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2002 A (ETM) (NATL-RE) (NR/NR)(b)(e)
530,000	0.000	06/15/2030	438,771
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2002 A (NATL-RE) (BBB/NR)(b)
9,370,000	0.000	06/15/2030	6,831,105
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2010 B1 (AGM) (AA/A2)(b)
3,200,000	0.000	06/15/2044	1,316,192
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2017 A (BBB/NR)(b)
66,700,000	0.000	12/15/2056	14,135,731
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2017 B (AGM) (AA/A2)(b)
18,400,000	0.000	12/15/2056	4,568,352
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2017 B (BBB/NR)(b)
64,400,000	0.000	12/15/2054	14,968,492
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2020 A (BBB/NR)
13,460,000	4.000	06/15/2050	12,188,837
1,340,000	5.000	06/15/2050	1,311,016
Plano Special Service Area No. 5 Special Tax for Lakewood Springs Club Unit 6 Series 2006 (NR/NR)(i)
2,322,000	6.000	03/01/2036	1,648,620
Quad Cities Regional Economic Development Authority RB for Augustana College Series 2012 (NR/Baa1)
840,000	4.750	10/01/2029	873,020
1,010,000	4.750	10/01/2032	1,035,553
Regional Transportation Authority Illinois GO Bonds Series 2016 A (AA/A2)
7,730,000	4.000	06/01/2046	8,224,488

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
Southwestern Illinois Development Authority Health Facility RB for Memorial Group, Inc. Series 2013 (NR/NR)(e)
$5,000,000	7.625%	11/01/2023	$6,100,850
State of Illinois GO Bonds Series 2010-1 (BBB-/Baa3)
630,000	6.630	02/01/2035	678,119
State of Illinois GO Bonds Series 2017 A (BBB-/Baa3)
8,995,000	4.250	12/01/2040	8,387,028
State of Illinois GO Bonds Series 2017 D (BBB-/Baa3)
4,910,000	3.250	11/01/2026	4,637,299
16,695,000	5.000	11/01/2026	17,528,748
State of Illinois GO Bonds Series 2018 A (BBB-/Baa3)
1,940,000	5.000	05/01/2033	1,994,495
State of Illinois GO Refunding Bonds Series 2018 A (BBB-/Baa3)
3,000,000	5.000	10/01/2027	3,153,330
8,230,000	5.000	10/01/2028	8,613,024
State of Illinois GO Unlimited Bonds Series 2017 A (BBB-/Baa3)
2,750,000	4.000	12/01/2033	2,609,750
7,950,000	4.250	12/01/2037	7,536,839
State of Illinois GO Unlimited Refunding Bonds Series 2018 B (BBB-/Baa3)
2,000,000	5.000	10/01/2025	2,109,240
Upper Illinois River Valley Development Authority RB Refunding for Prairie Crossing Charter School Series 2020 (NR/NR)(d)
380,000	5.000	01/01/2045	358,857
900,000	5.000	01/01/2055	822,762
Village of Morton Grove Tax Increment Senior Lien RB for Sawmill Station Redevelopment Project Series 2019 (NR/NR)
1,900,000	5.000	01/01/2039	1,672,133
Village of Romeoville RB Refunding for Lewis University Series 2018 B (BBB+/NR)
540,000	4.125	10/01/2041	517,919
1,080,000	4.125	10/01/2046	1,015,416

			1,024,816,274

Indiana – 0.2%
Gary/Chicago International Airport Authority Airport Development Zone RB Series 2014 (AMT) (BBB+/NR)
1,300,000	5.000	02/01/2029	1,410,799
1,250,000	5.250	02/01/2034	1,351,475
1,500,000	5.000	02/01/2039	1,593,735
Indiana Finance Authority Educational Facilities RB for Marian University, Inc. Series 2019 A (BBB/NR)
400,000	4.000	09/15/2049	400,568
Indiana Finance Authority Midwestern Disaster Relief RB for Ohio Valley Electric Co. Project Series 2012 A (NR/Ba1)
6,925,000	5.000	06/01/2039	7,071,464
Indiana Finance Authority RB for Private Activity for Ohio River Bridges East End Crossing Project Series 2013 A (BBB+/NR)
6,250,000	5.000	07/01/2048	6,160,187
Indianapolis Airport Authority Special Facilities RB for United Air Lines, Inc. Project Series 1995 A (NR/WR)(i)
7,520,823	6.500	11/15/2031	2,256

			17,990,484

Municipal Bonds – (continued)
Iowa – 0.1%
Iowa Finance Authority Midwestern Disaster Area Iowa Fertilizer Company Project RB Refunding Series 2019 (BB-/NR)
3,945,000	3.125	12/01/2022	3,698,832
Iowa Finance Authority RB for Lifespace Communities, Inc. Obligated Group Series 2019 A-1 (BBB/NR)
2,050,000	4.000	05/15/2055	1,794,795
2,700,000	5.000	05/15/2055	2,755,674

			8,249,301

Kansas – 0.1%
City of Wichita Health Care Facilities RB for Presbyterian Manors Obligated Group Series III-2019 (NR/NR)
1,155,000	5.000	05/15/2028	1,181,230
1,215,000	5.000	05/15/2029	1,243,528
2,850,000	5.000	05/15/2034	2,862,284
1,900,000	5.000	05/15/2050	1,747,791

			7,034,833

Kentucky – 0.5%
Kentucky Asset Liability Commission General Fund RB Refunding for Floating Rate Project Notes Series 2007 A (NATL-RE) (A-/A1)(c)
7,865,000	(3 Mo. LIBOR + 0.53%), 1.711	11/01/2027	7,543,400
Kentucky Economic Development Finance Authority Hospital RB Refunding for Louisville Arena Authority, Inc. Series 2017 A (AGM) (AA/A2)
900,000	4.000	12/01/2041	987,246
Kentucky Economic Development Finance Authority Hospital RB Refunding for Owensboro Medical Health System, Inc. Series 2017 A (AGM) (AA/A2)
3,300,000	4.000	06/01/2037	3,596,010
2,925,000	4.000	06/01/2045	3,133,669
Kentucky Economic Development Finance Authority Hospital RB Refunding for Owensboro Medical Health System, Inc. Series 2017 B (AGM) (AA/A2)
1,000,000	4.000	06/01/2037	1,091,750
Kentucky Economic Development Finance Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-2 (BBB+/Baa1)
9,470,000	5.000	08/01/2049	10,049,943
Kentucky Public Energy Authority Gas Supply RB Series 2019 A-1 (A/A3)(f)(g)
1,275,000	4.000	06/01/2025	1,327,734
Louisville & Jefferson County Metropolitan Government Health System RB for Norton Healthcare, Inc. Series 2013 A (A/NR)
5,000,000	5.750	10/01/2042	5,579,200
Louisville & Jefferson County Metropolitan Government RB for Norton Healthcare Obligated Group Series 2020 A (A/NR)
6,000,000	3.000	10/01/2043	5,706,000

			39,014,952

Louisiana – 1.7%
Calcasieu Parish Memorial Hospital Service District RB for Southwest Louisiana Healthcare System Obligated Group Series 2019 (BB+/NR)
2,125,000	5.000	12/01/2034	2,498,745
2,375,000	5.000	12/01/2039	2,746,331

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Louisiana – (continued)
Lakeshore Villages Master Community Development District Special Assessment Series 2019 (NR/NR)(d)
$1,900,000	4.125%	06/01/2039	$1,622,999
2,300,000	4.375	06/01/2048	1,904,331
Louisiana Local Government Environmental Facilities and Community Development Authority RB for Westlake Chemical Corp. Projects Series 2010 A-2 (BBB-/Baa2)
5,000,000	6.500	11/01/2035	5,009,700
Louisiana Local Government Environmental Facilities and Community Development Authority RB Refunding for Ragin’ Cajun Facilities, Inc. – Student Housing & Parking Project Series 2017 (AGM) (AA/NR)
2,600,000	5.000	10/01/2039	3,080,558
4,850,000	4.000	10/01/2041	5,274,763
Louisiana Public Facilities Authority RB for Louisiana State University & Agricultural & Mechanical College Auxiliary Greenhouse Phase III Project Series 2019 A (A/A3)
5,225,000	5.000	07/01/2059	6,168,583
Louisiana Public Facilities Authority RB Refunding for Energy LLC Project Series 2016 A (A/A2)
10,000,000	3.375	09/01/2028	10,112,400
Louisiana Public Facilities Authority RB Refunding for Energy LLC Project Series 2016 B (A/A2)
13,950,000	3.500	06/01/2030	14,153,809
Louisiana Public Facilities Authority RB Refunding for Ochsner Clinic Foundation Project Series 2017 (NR/A3)
12,725,000	4.000	05/15/2042	13,654,689
21,250,000	5.000	05/15/2046	25,028,675
New Orleans Aviation Board General Airport RB for North Terminal Project Series 2015 B (AMT) (A/A2)
32,395,000	5.000	01/01/2045	35,992,141
New Orleans Aviation Board General Airport RB for North Terminal Project Series 2017 B (AMT) (A/A2)
4,850,000	5.000	01/01/2048	5,425,986
Port of New Orleans Board of Commissioners RB Series 2018 A (AGM) (AA/A2)
2,000,000	5.000	04/01/2048	2,377,600

			135,051,310

Maine – 0.2%
City of Portland General Airport RB Refunding Green Bonds Series 2019 (A-/Baa1)
1,000,000	4.000	01/01/2035	1,120,400
1,355,000	4.000	01/01/2036	1,509,768
850,000	4.000	01/01/2037	944,103
1,030,000	4.000	01/01/2038	1,140,334
800,000	4.000	01/01/2039	883,672
1,400,000	4.000	01/01/2040	1,543,080
Maine Health & Higher Educational Facilities Authority RB for Maine Medical Center Series 2018 A (A+/A1)
4,000,000	5.000	07/01/2043	4,776,360
5,250,000	5.000	07/01/2048	6,219,360

			18,137,077

Municipal Bonds – (continued)
Maryland – 0.7%
Baltimore Maryland Special Obligation Refunding for Baltimore Research Park Project Series 2017 A (NR/NR)
2,950,000	4.500	09/01/2033	2,914,777
1,500,000	5.000	09/01/2038	1,516,365
City of Baltimore Tax Allocation for Harbor Point Special Taxing District Project Series 2019 B (NR/NR)(d)
325,000	3.550	06/01/2034	282,363
200,000	3.700	06/01/2039	168,612
300,000	3.875	06/01/2046	245,160
City of Baltimore Tax Allocation Refunding Senior Lien for Harbor Point Special Taxing District Project Series 2019 A (NR/NR)(d)
290,000	3.400	06/01/2034	251,589
310,000	3.450	06/01/2035	267,080
550,000	3.500	06/01/2039	463,491
1,650,000	3.625	06/01/2046	1,340,526
City of Brunswick Special Tax Refunding for Brunswick Crossing Special Taxing District Series 2019 (NR/NR)
1,450,000	5.000	07/01/2036	1,467,313
County of Baltimore RB Refunding for Oak Crest Village, Inc. Series 2020 (A/NR)
1,660,000	4.000	01/01/2045	1,816,637
2,370,000	4.000	01/01/2050	2,587,590
County of Baltimore RB Refunding for Riderwood Village Obligated Group Series 2020 (A/NR)
4,980,000	4.000	01/01/2045	5,443,439
5,690,000	4.000	01/01/2050	6,205,059
County of Prince George’s Special Obligation Bonds for Westphalia Town Center Project Series 2018 (NR/NR)(d)
1,885,000	5.250	07/01/2048	1,903,492
Frederick County Maryland Special Tax Limited Obligations Bonds for Jefferson Technology Park Series 2013 A (NR/NR)
2,930,000	7.250	07/01/2043	2,973,335
Frederick County Maryland Tax Incremental & Special Tax Limited Obligations Bonds for Jefferson Technology Park Series 2013 B (NR/NR)(d)
8,785,000	7.125	07/01/2043	7,727,550
Maryland Economic Development Corp. RB for Baltimore City Project Series 2018 A (BBB/NR)
2,375,000	5.000	06/01/2058	2,417,513
Maryland Economic Development Corp. RB for Ports America Chesapeake LLC Project Series 2019 A (AMT) (NR/Baa3)
3,050,000	5.000	06/01/2049	3,222,904
Maryland State Health & Higher Educational Facilities Authority RB for Doctors Community Hospital Series 2010 (BB+/WR)(e)
9,500,000	5.750	07/01/2020	9,607,825
Maryland State Health & Higher Educational Facilities Authority RB for Mercy Medical Center Series 2012 (BBB+/Baa1)
2,100,000	5.000	07/01/2031	2,242,590

			55,065,210

Massachusetts – 0.5%
Commonwealth of Massachusetts GO Limited Bonds Series 2016 E (AA/Aa1)
10,130,000	3.000	04/01/2044	10,314,265

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Massachusetts – (continued)
Massachusetts Development Finance Agency RB for Linden Ponds, Inc. Series 2018 (BB/NR)(d)
$1,000,000	5.000%	11/15/2033	$966,390
900,000	5.000	11/15/2038	841,185
2,350,000	5.125	11/15/2046	2,162,869
Massachusetts Development Finance Agency RB for Simmons College Issue Series 2015 K-1 (BBB+/Baa1)
1,950,000	5.000	10/01/2036	2,199,873
Massachusetts Development Finance Agency RB Refunding for Carleton-Willard Homes, Inc. Series 2019 (A-/NR)
260,000	4.000	12/01/2042	270,473
280,000	5.000	12/01/2042	313,899
Massachusetts Development Finance Agency Wellforce Obligation Group RB Refunding Series 2019 A (BBB+/NR)
2,125,000	5.000	07/01/2044	2,386,163
Massachusetts Health & Educational Facilities Authority RB for President & Fellows of Harvard College Series 1999 R (AAA/Aaa)(f)(g)
14,565,000	0.600	04/01/2020	14,565,000
Massachusetts State GO Bonds Consolidated Loan Series 2007 A (NATL-RE) (AA/Aa1)(c)
5,390,000	(3 Mo. LIBOR + 0.57%), 1.751	05/01/2037	5,192,457
Massachusetts State GO Bonds Consolidated Loan Series 2012 A (BHAC-CR) (FGIC) (AA+/Aa1)(c)
1,040,000	(3 Mo. LIBOR + 0.57%), 1.751	05/01/2037	1,001,884

			40,214,458

Michigan – 2.5%
City of Detroit Financial Recovery GO Bonds Series 2014 B-1 (NR/NR)(f)
53,540,536	4.000	04/01/2034	43,182,584
City of Detroit Financial Recovery GO Bonds Series 2014 B-2 (NR/NR)(f)
971,333	4.000	04/01/2034	783,419
Detroit Downtown Development Authority RB Refunding for Catalyst Development Project Series 2018 A (AGM) (AA/NR)
3,495,000	5.000	07/01/2037	3,868,406
15,335,000	5.000	07/01/2048	16,869,113
Detroit Michigan School District GO Bonds for School Building and Site Improvement Series 2002 A (FGIC) (Q-SBLF) (AA/Aa1)
3,500,000	6.000	05/01/2020	3,513,650
3,000,000	6.000	05/01/2021	3,156,450
Detroit Michigan Sewage Disposal System RB Refunding Series 2006 D (AGM) (AA/A1)(c)
4,675,000	(3 Mo. LIBOR + 0.60%), 1.879%	07/01/2032	4,513,338
Detroit Michigan Water & Sewerage Department Sewage Disposal System RB Refunding Senior Lien Series 2012 A (AA-/A1)
2,000,000	5.250	07/01/2039	2,144,340
Karegnondi Water Authority Water Supply System RB Refunding for Karegnondi Water Pipeline Series 2018 (A/NR)
1,425,000	5.000	11/01/2045	1,661,678
Michigan Finance Authority Hospital RB for Henry Ford Health System Obligated Group Series 2019 A (A/A2)
2,800,000	5.000	11/15/2048	3,251,948
5,975,000	4.000	11/15/2050	6,172,773

Municipal Bonds – (continued)
Michigan – (continued)
Michigan Finance Authority Hospital RB for McLaren Health Care Corp. Obligated Group Series 2019 A (AA-/A1)
10,275,000	4.000	02/15/2047	11,170,775
24,000,000	4.000	02/15/2050	25,906,560
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Sewage Disposal System Local Project Senior Lien Series 2014 C-3 (AGM) (AA/A1)
2,175,000	5.000	07/01/2032	2,442,025
1,750,000	5.000	07/01/2033	1,979,355
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Sewage Disposal System Second Lien Series 2015 C (A+/A2)
355,000	5.000	07/01/2033	407,632
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Local Project Senior Lien Series 2014 D-1 (AGM) (AA/A1)
2,600,000	5.000	07/01/2035	2,931,656
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Local Project Senior Lien Series 2015 D-1 (AA-/A1)
1,250,000	5.000	07/01/2034	1,384,675
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Local Project Senior Lien Series 2015 D-2 (A+/A2)
2,100,000	5.000	07/01/2034	2,409,078
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Series 2015 D-1 (AA-/A1)
750,000	5.000	07/01/2035	830,422
Michigan Strategic Fund Limited Obligation RB for I-75 Improvement Project Series 2018 (AMT) (AGM) (AA/A2)
22,545,000	4.125	06/30/2035	25,241,608
7,065,000	4.500	06/30/2048	7,916,756
Michigan Tobacco Settlement Finance Authority RB for Capital Appreciation Series 2007 B (CCC-/NR)(b)
238,600,000	0.000	06/01/2052	14,778,884
Michigan Tobacco Settlement Finance Authority RB for Capital Appreciation Series 2007 C (CCC-/NR)(b)
180,100,000	0.000	06/01/2052	9,856,873

			196,373,998

Minnesota – 0.7%
City of St Cloud RB Refunding for CentraCare Health System Obligated Group Series 2019 (AA-/A2)
5,725,000	5.000	05/01/2048	6,696,647
2,300,000	4.000	05/01/2049	2,469,418
Duluth Economic Development Authority Health Care Facilities RB for St. Luke’s Hospital Series 2012 (NR/NR)
2,500,000	5.750	06/15/2032	2,636,550
3,750,000	6.000	06/15/2039	3,957,600

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Minnesota – (continued)
Duluth Economic Development Authority Health Care Facilities RB Refunding for Essentia Health Obligated Group Series 2018 A (A-/NR)
$3,265,000	4.250%	02/15/2048	$3,485,192
23,575,000	5.250	02/15/2053	27,517,683
Duluth Independent School District No. 709 COPS Refunding Series 2019 A (NR/Ba2)
640,000	3.250	03/01/2025	603,616
660,000	4.000	03/01/2026	648,615
755,000	4.000	03/01/2029	727,261
1,260,000	4.000	03/01/2032	1,186,794
685,000	4.200	03/01/2034	640,962
Minnesota Higher Education Facilities Authority RB Refunding for Bethel University Project Series 2017 (BBB-/NR)
2,400,000	5.000	05/01/2047	2,505,792
Minnesota Higher Education Facilities Authority RB Refunding for College of St. Scholastica, Inc. Series 2019 (NR/Baa2)
425,000	4.000	12/01/2034	429,071
650,000	4.000	12/01/2040	643,890

			54,149,091

Missouri – 0.4%
Branson Regional Airport Transportation Development District Taxable RB for Branson Airport Project Series 2018 A (NR/NR)(d)(f)
470,184	5.000	04/01/2023	71,557
Branson Regional Airport Transportation Development District Taxable RB for Branson Airport Project Series 2018 B (NR/NR)(d)(f)
2,373,898	5.000	04/01/2023	361,260
Cape Girardeau County IDA Health Facilities RB Refunding for South Eastern Health Series 2017 A (BBB-/Ba1)
1,925,000	5.000	03/01/2036	2,075,227
I-470 Western Gateway Transportation Development District RB Series 2019 A (NR/NR)(d)
4,750,000	5.250	12/01/2048	4,417,928
Kansas City Missouri Industrial Development Authority Senior Sales Tax RB Refunding and Improvement Bonds for Ward Parkway Center Community Improvement District Series 2016 A (NR/NR)(d)
1,000,000	5.000	04/01/2036	944,200
1,150,000	5.000	04/01/2046	1,032,930
Missouri Health & Educational Facilities Authority RB for Kansas City Art Institute Series 2018 (A-/NR)
2,430,000	5.000	09/01/2043	2,791,220
2,470,000	5.000	09/01/2048	2,815,034
Missouri Health & Educational Facilities Authority RB Refunding for J.B. Wright & Trenton Trust Obligated Group Series 2019 (BBB-/NR)
1,495,000	5.000	09/01/2030	1,792,654
1,065,000	5.000	09/01/2031	1,269,949
1,230,000	5.000	09/01/2033	1,455,545
Missouri Health & Educational Facilities Authority RB Refunding for Mosaic Health System Series 2019 A (AA-/A1)
8,000,000	4.000	02/15/2054	8,395,280

Municipal Bonds – (continued)
Missouri – (continued)
Missouri Southern State University RB Series 2019 A (AGM) (AA/NR)
400,000	3.000	10/01/2044	401,916
500,000	3.125	10/01/2049	505,030
St. Louis IDA Financing RB Refunding for Ballpark Village Development Project Series 2017 A (NR/NR)
1,900,000	4.750	11/15/2047	1,910,621
Stone Canyon Community Improvement District RB for Public Infrastructure Improvement Project Series 2007 (NR/NR)(i)
1,250,000	5.750	04/01/2027	325,000

			30,565,351

Nevada – 0.2%
City of Las Vegas Special Improvement District No. 607 for Local Improvement Refunding Series 2013 (NR/NR)
500,000	4.000	06/01/2020	500,260
640,000	4.000	06/01/2021	642,253
350,000	5.000	06/01/2022	358,267
305,000	5.000	06/01/2023	314,175
200,000	4.250	06/01/2024	200,438
180,000	5.000	06/01/2024	185,848
City of Las Vegas Special Improvement District No. 813 for Summerlin Village 26 Local Improvement Bonds Series 2017 (NR/NR)
315,000	4.250	06/01/2037	284,599
460,000	4.375	06/01/2042	405,964
530,000	4.500	06/01/2047	467,206
City of Las Vegas Special Improvement District No. 814 Special Assessment Series 2019 (NR/NR)
500,000	4.000	06/01/2039	448,480
1,400,000	4.000	06/01/2044	1,218,952
City of North Las Vegas Special Improvement District No. 64 Special Assessment Bonds Series 2019 (NR/NR)
350,000	4.250	06/01/2034	329,770
465,000	4.500	06/01/2039	437,277
350,000	4.625	06/01/2043	326,630
600,000	4.625	06/01/2049	549,216
City of Sparks RB Refunding for Nevada Tourism Improvement District No. 1 Senior Project Series 2019 A (NR/Ba2)(d)
805,000	2.500	06/15/2024	777,445
1,745,000	2.750	06/15/2028	1,622,710
Henderson Local Improvement District No. T-16 Special Assessment Limited Obligation Series 2005 (NR/NR)
1,690,000	5.100	03/01/2021	1,656,944
885,000	5.100	03/01/2022	848,396
2,360,000	5.125	03/01/2025	2,129,121
Henderson Local Improvement District No. T-18 Limited Obligation Series 2016 (NR/NR)
2,200,000	4.000	09/01/2035	1,973,664

			15,677,615

New Hampshire – 1.4%
New Hampshire Business Finance Authority RB for Casella Waste Systems, Inc. Series 2013 (B/B2)(d)
1,800,000	2.950	04/01/2029	1,611,522

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New Hampshire – (continued)
New Hampshire Business Finance Authority RB Refunding for Waste Management, Inc. Series 2018 A (AMT) (A-/NR)(g) (SIFMA Municipal Swap Index Yield + 0.75%),
$16,450,000	5.460%	10/01/2021	$16,444,242
New Hampshire Health and Education Facilities Authority RB for Dartmouth-Hitchcock Obligation Group Series 2020 A (A/NR)
9,480,000	5.000	08/01/2059	13,607,118
New Hampshire Health and Education Facilities Authority RB Refunding for Dartmouth-Hitchcock Obligation Group Series 2017 A (A/NR)
6,595,000	5.000	08/01/2033	7,921,848
6,930,000	5.000	08/01/2034	8,300,200
7,290,000	5.000	08/01/2035	8,703,385
7,660,000	5.000	08/01/2036	9,118,847
8,055,000	5.000	08/01/2037	9,562,413
8,470,000	5.000	08/01/2038	10,023,821
8,900,000	5.000	08/01/2039	10,514,905
9,360,000	5.000	08/01/2040	11,045,549

			106,853,850

New Jersey – 7.5%
Atlantic City Tax Appeal Refunding Bonds Series 2017 A (BAM) (ST AID WITHHLDG) (AA/Baa1)
725,000	5.000	03/01/2032	863,685
965,000	5.000	03/01/2037	1,134,281
1,205,000	5.000	03/01/2042	1,403,174
New Jersey Economic Development Authority Cigarette Tax RB Refunding Series 2012 (BBB+/Baa1)
2,500,000	5.000	06/15/2026	2,638,475
1,000,000	5.000	06/15/2028	1,053,530
New Jersey Economic Development Authority Energy Facilities RB for UMM Energy Partners, LLC Project Series 2012 A (AMT) (NR/Baa2)
1,000,000	4.750	06/15/2032	1,049,200
1,000,000	5.000	06/15/2037	1,051,450
1,000,000	5.125	06/15/2043	1,052,340
New Jersey Economic Development Authority Motor Vehicle Surcharges RB Refunding Subordinate Series 2017 A (BBB+/ Baa2)
3,500,000	4.000	07/01/2032	3,547,775
New Jersey Economic Development Authority Private Activity RB for Goethals Bridge Replacement Project Series 2013 (AMT) (BBB/NR)
1,000,000	5.375	01/01/2043	1,040,810
New Jersey Economic Development Authority RB for Provident Group – Kean Properties L.L.C. – Kean University Student Housing Project Series 2017 A (BBB-/NR)
500,000	5.000	07/01/2037	524,375
1,150,000	5.000	07/01/2047	1,186,892
New Jersey Economic Development Authority RB for School Facilities Construction Series 2016 AAA (BBB+/Baa1)
4,500,000	5.000	06/15/2041	4,685,895
New Jersey Economic Development Authority RB Series 1997 A (NATL-RE) (BBB+/Baa1)
25,180,000	7.425	02/15/2029	30,154,814

Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 1998 (BB-/Ba3)
7,500,000	5.500	04/01/2028	7,450,425
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 1999 (BB-/Ba3)
8,500,000	5.250	09/15/2029	8,426,390
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 2000 A (AMT) (BB-/Ba3)
5,000,000	5.625	11/15/2030	4,955,400
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 2000 B (AMT) (BB-/Ba3)
5,000,000	5.625	11/15/2030	4,955,400
New Jersey Economic Development Authority State Lease RB for Health Department Project Series 2018 A (BBB+/Baa1)
2,470,000	5.000	06/15/2047	2,560,402
New Jersey Economic Development Authority State Lease RB for Juvenile Justice Commission Facilities Project Series 2018 C (BBB+/Baa1)
5,000,000	5.000	06/15/2042	5,223,950
New Jersey Educational Facilities Authority RB for Stevens Institute of Technology Series 2020 A (BBB+/NR)
1,790,000	5.000	07/01/2045	1,921,601
1,175,000	3.000	07/01/2050	1,025,093
3,000,000	4.000	07/01/2050	2,807,520
New Jersey Health Care Facilities Financing Authority RB Refunding for Trinitas Regional Medical Center Series 2017 A (BBB/Baa2)
1,000,000	5.000	07/01/2028	1,170,340
1,000,000	5.000	07/01/2029	1,169,440
900,000	5.000	07/01/2030	1,048,392
New Jersey Health Care Facilities Financing Authority RB Refunding for University Hospital Series 2015 A (AGM) (AA/A2)
9,700,000	4.125	07/01/2038	9,842,881
5,600,000	5.000	07/01/2046	5,897,248
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2006 C (AMBAC) (BBB+/Baa1)(b)
134,205,000	0.000	12/15/2035	77,118,219
63,415,000	0.000	12/15/2036	34,609,370
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2008 A (BBB+/Baa1)(b)
41,545,000	0.000	12/15/2035	23,507,823
13,075,000	0.000	12/15/2038	6,306,726
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2010 A (BBB+/Baa1)(b)
12,000,000	0.000	12/15/2026	10,012,560
9,180,000	0.000	12/15/2029	6,811,009
1,900,000	0.000	12/15/2034	1,132,305

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Transportation Trust Fund Authority RB for Federal Highway Reimbursement Notes Subseries 2016 A-1 (A+/Baa1)
$3,335,000	5.000%	06/15/2030	$3,683,674
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2014 AA (BBB+/Baa1)
26,100,000	5.000	06/15/2038	26,884,827
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2015 AA (BBB+/Baa1)
2,525,000	5.250	06/15/2041	2,637,590
5,075,000	5.000	06/15/2045	5,216,948
1,750,000	5.000	06/15/2046	1,796,550
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (AGM) (AA/A2)(b)
11,150,000	0.000	12/15/2033	7,319,863
25,400,000	0.000	12/15/2034	15,922,752
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (NATL-RE) (BBB+/Baa1)(b)
12,530,000	0.000	12/15/2027	10,132,886
23,445,000	0.000	12/15/2030	16,947,218
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2008 A (BBB+/Baa1)(b)
52,985,000	0.000	12/15/2036	28,447,116
54,915,000	0.000	12/15/2037	28,067,606
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2009 A (BBB+/Baa1)(b)
2,620,000	0.000	12/15/2033	1,640,723
28,555,000	0.000	12/15/2038	13,773,504
740,000	0.000	12/15/2039	337,536
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2019 A (BBB+/Baa1)
1,610,000	4.000	12/15/2039	1,578,895
1,880,000	5.000	12/15/2039	1,991,954
New Jersey Transportation Trust Fund Authority RB Refunding for Federal Highway Reimbursement Notes Series 2018 A (A+/Baa1)
5,765,000	5.000	06/15/2030	6,367,731
4,600,000	5.000	06/15/2031	5,068,602
New Jersey Transportation Trust Fund Authority RB Refunding for Transportation System Bonds Series 2018 A (BBB+/Baa1)
6,120,000	4.000	12/15/2031	6,248,887
7,180,000	5.000	12/15/2033	7,700,191
6,070,000	5.000	12/15/2035	6,466,371
7,585,000	5.000	12/15/2036	8,057,925
5,275,000	4.250	12/15/2038	5,321,947
New Jersey Transportation Trust Fund Authority Transportation Program RB Series 2019 AA (BBB+/Baa1)
5,675,000	5.000	06/15/2034	6,076,620
20,000,000	5.250	06/15/2043	21,319,800
New Jersey Transportation Trust Fund Authority Transportation Program RB Series 2019 BB (BBB+/Baa1)
8,010,000	4.000	06/15/2044	7,797,815
6,000,000	5.000	06/15/2044	6,259,980
South Jersey Port Corp. Subordinated Marine Terminal RB Series 2017 B (AMT) (NR/Baa1)
25,675,000	5.000	01/01/2048	26,557,450

Municipal Bonds – (continued)
New Jersey – (continued)
Tobacco Settlement Financing Corp. RB Refunding Series 2018 A (BBB+/NR)
2,650,000	5.000	06/01/2046	2,711,347
2,750,000	5.250	06/01/2046	2,827,358
Tobacco Settlement Financing Corp. RB Series 2018 B (BB+/NR)
29,360,000	5.000	06/01/2046	28,219,364
Union County Improvement Authority RB Aries Linden LLC Project Series 2019 (AMT) (NR/NR)(d)
7,695,000	6.750	12/01/2041	6,804,458

			589,524,678

New Mexico – 0.2%
City of Santa Fe RB for El Castillo Retirement Residences Obligated Group Project Series 2019 A (BB+/NR)
500,000	5.000	05/15/2044	477,065
1,000,000	5.000	05/15/2049	940,170
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan Project Series 2010 D (BBB+/Baa2)
14,000,000	5.900	06/01/2040	14,021,420
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan Project Series 2010 F (AMT) (BBB+/Baa2)
1,500,000	6.250	06/01/2040	1,502,385

			16,941,040

New York – 2.2%
Brooklyn Arena Local Development Corp. Pilot RB Refunding for Barclays Center Series 2016 A (AGM) (AA/A2)
1,240,000	3.000	07/15/2043	1,239,182
Hempstead Town Local Development Corp. RB Refunding for Molloy College Project Series 2017 (BBB/NR)
645,000	5.000	07/01/2030	725,593
865,000	5.000	07/01/2033	962,217
815,000	5.000	07/01/2035	903,737
640,000	5.000	07/01/2036	706,886
455,000	5.000	07/01/2038	499,504
New York City Housing Development Corp. Multi-Family Mortgage RB for 8 Spruce Street Series 2014 F (NR/NR)
2,000,000	4.500	02/15/2048	2,141,480
New York City Industrial Development Agency PILOT RB for Queens Baseball Stadium Project Series 2009 (ASSURED GTY) (AA/A3)
930,000	6.125	01/01/2029	933,729
3,000,000	6.375	01/01/2039	3,011,880
5,000,000	6.500	01/01/2046	5,020,550
New York City Resource Corp. RB Refunding for YMCA of Greater New York Project Series 2015 (A-/Baa1)
1,000,000	5.000	08/01/2040	1,133,020
New York Liberty Development Corp. Second Priority RB Refunding for Bank of America Tower at One Bryant Park LLC Series 2019 C-2 (NR/A2)(g)
1,145,000	2.625	09/15/2069	1,091,460
New York Liberty Development Corp. Second Priority RB Refunding for Bank of America Tower at One Bryant Park LLC Series 2019 C-3 (NR/Baa2)(g)
1,430,000	2.800	09/15/2069	1,363,119

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New York – (continued)
New York State Dormitory Authority RB Refunding for Brooklyn Law School Series 2019 B (NR/Baa1)
$150,000	3.560%	07/01/2026	$153,962
150,000	3.670	07/01/2027	153,573
60,000	3.760	07/01/2028	61,385
300,000	3.820	07/01/2029	307,410
New York State Dormitory Authority RB Refunding for Montefiore Obligated Group Series 2020 A (AGM) (AA/A2)
6,645,000	3.000	09/01/2050	5,893,118
New York State Dormitory Authority RB Refunding for Montefiore Obligated Group Series 2020 A (BBB/Baa3)
2,325,000	4.000	09/01/2045	2,455,874
6,170,000	4.000	09/01/2050	6,381,199
New York State Environmental Facilities Corp. RB for Casella Waste Systems, Inc. Series 2014 (AMT) (B/B2)(d)(f)(g)
1,685,000	2.875	12/03/2029	1,494,140
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2018 (AMT) (BBB-/Baa3)
5,025,000	5.000	01/01/2033	4,945,555
3,600,000	5.000	01/01/2034	3,536,532
5,565,000	4.000	01/01/2036	5,256,587
7,100,000	5.000	01/01/2036	6,910,856
New York Transportation Development Corp. Special Facility RB for Laguardia Airport Terminal B Redevelopment Project Series 2016 A (AMT) (AGM) (AA/A2)
5,000,000	4.000	07/01/2035	5,111,950
12,600,000	4.000	01/01/2051	12,801,474
New York Transportation Development Corp. Special Facility RB for Laguardia Airport Terminal B Redevelopment Project Series 2016 A (AMT) (BBB/Baa3)
9,480,000	4.000	07/01/2033	9,244,706
5,025,000	5.000	07/01/2034	5,193,539
12,500,000	4.000	07/01/2041	11,972,875
4,540,000	5.000	07/01/2041	4,638,109
21,200,000	5.250	01/01/2050	21,801,020
New York Transportation Development Corp. Special Facility RB Refunding for Laguardia Airport Terminal B Redevelopment Project Series 2016 A (AMT) (BBB/Baa3)
12,250,000	5.000	07/01/2046	12,426,278
Newburgh New York GO Serial Bonds Series 2012 A (NR/Baa2)
1,565,000	5.750	06/15/2035	1,722,549
Oneida County Local Development Corp. RB Refunding for Mohawk Valley Health System Obligated Group Project Series 2019 A (AGM) (AA/NR)
490,000	4.000	12/01/2032	567,993
590,000	4.000	12/01/2033	681,804
490,000	4.000	12/01/2034	564,108
490,000	4.000	12/01/2035	561,912
610,000	4.000	12/01/2036	697,273
490,000	4.000	12/01/2037	557,914
490,000	4.000	12/01/2038	556,111
1,470,000	3.000	12/01/2039	1,464,855
980,000	3.000	12/01/2040	972,895
1,960,000	4.000	12/01/2049	2,181,460

Municipal Bonds – (continued)
New York – (continued)
Oneida County Local Development Corp. RB Refunding for Utica College Project Series 2019 (BBB-/NR)
405,000	4.000	07/01/2039	394,940
4,835,000	3.000	07/01/2044	3,696,261
Troy City Capital Resource Corp. RB for Rensselaer Polytechnic Institute Project Series 2010 A (BBB+/A3)
5,000,000	5.125	09/01/2040	5,072,100
Troy City Capital Resource Corp. RB Refunding Rensselaer Polytechnic Institute Project Series 2020 A (BBB+/A3)(h)
700,000	5.000	09/01/2038	877,632
955,000	5.000	09/01/2039	1,194,982
945,000	4.000	09/01/2040	1,055,187
Westchester County Local Development Corporation RB for Westchester Medical Center Obligated Group Project Series 2016 (BBB-/Baa2)
4,375,000	5.000	11/01/2046	4,815,475
Yonkers Economic Development Corp. RB for Charter School of Educational Excellence Project Series 2019 A (NR/NR)
475,000	5.000	10/15/2039	483,650
610,000	5.000	10/15/2049	611,366
530,000	5.000	10/15/2054	523,969

			169,726,935

North Carolina – 0.7%
Columbus County Industrial Facilities and Pollution Control Financing Authority Recovery Zone Facility RB Series 2010 A (BBB/Baa2)
1,000,000	5.700	05/01/2034	1,001,450
North Carolina Medical Care Commission Health Care Facilities RB Refunding First Mortgage for Lutheran Services for the Aging Series 2012 A (NR/NR)
3,800,000	4.750	03/01/2032	3,827,474
1,000,000	5.000	03/01/2037	1,006,840
1,000,000	5.000	03/01/2042	1,003,210
North Carolina Medical Care Commission RB Refunding for The Presbyterian Home at Charlotte, Inc. Series 2019 A (NR/NR)
1,500,000	4.000	07/01/2039	1,413,255
1,650,000	5.000	07/01/2039	1,763,240
1,035,000	4.000	07/01/2044	944,758
1,160,000	5.000	07/01/2044	1,230,435
2,000,000	5.000	07/01/2049	2,110,460
North Carolina Medical Care Commission Retirement Facilities RB Refunding First Mortgage for United Church Homes and Services Series 2015 A (NR/NR)
1,000,000	4.500	09/01/2030	981,220
2,000,000	5.000	09/01/2037	1,972,480
North Carolina Turnpike Authority RB Senior Lien for Triangle Expressway Series 2019 (AGM) (AA/NR)
8,500,000	5.000	01/01/2049	9,569,130
4,250,000	4.000	01/01/2055	4,360,458
North Carolina Turnpike Authority RB Senior Lien for Triangle Expressway Series 2019 (BBB/NR)
16,000,000	5.000	01/01/2049	17,696,480
4,500,000	4.000	01/01/2055	4,543,515

			53,424,405

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Ohio – 2.5%
Bowling Green City Student Housing RB for CFP I LLC – Bowling Green State University Project Series 2010 (NR/NR)(e)
$7,000,000	6.000%	06/01/2020	$7,055,510
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 A-2 Class 1 (A-/NR)
770,000	4.000	06/01/2037	846,300
1,025,000	4.000	06/01/2038	1,122,057
1,000,000	4.000	06/01/2039	1,092,090
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 A-2 Class 1 (BBB+/NR)
5,630,000	3.000	06/01/2048	5,252,903
3,070,000	4.000	06/01/2048	3,289,812
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 A-2 Class 1 (NR/NR)
20,590,000	5.000	06/01/2055	18,243,152
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 B-3 Class 2 (NR/NR)(b)
16,140,000	0.000	06/01/2057	1,780,726
Centerville Ohio Health Care RB Refunding and Improvement for Graceworks Lutheran Services Series 2017 (NR/NR)
2,400,000	5.250	11/01/2037	2,402,808
2,700,000	5.250	11/01/2047	2,612,061
2,320,000	5.250	11/01/2050	2,231,190
Cleveland Airport Special RB for Continental Airlines, Inc. Project Series 1998 (BB-/Ba3)
22,320,000	5.375	09/15/2027	22,176,036
County of Darke RB for Wayne Hospital Company Obligated Group Wayne Health Care Project Series 2019 A (BB+/NR)
550,000	4.000	09/01/2040	579,563
825,000	4.000	09/01/2045	859,947
1,075,000	5.000	09/01/2049	1,227,349
Cuyahoga County Ohio Hospital RB Refunding for Metrohealth System Series 2009 B (BBB-/Baa3)
29,500,000	8.223	02/15/2040	39,019,650
Cuyahoga County Ohio Hospital RB Refunding for Metrohealth System Series 2017 (BBB-/Baa3)
6,250,000	5.000	02/15/2037	6,748,562
7,500,000	5.000	02/15/2042	7,876,125
7,500,000	4.750	02/15/2047	7,672,125
1,500,000	5.000	02/15/2057	1,548,105
1,000,000	5.500	02/15/2057	1,061,980
Franklin County Convention Facilities Authority RB for Greater Columbus Convention Center Project Series 2019 (BBB-/NR)
2,500,000	5.000	12/01/2044	2,066,925
5,000,000	5.000	12/01/2051	3,981,850
Hamilton County Health Care RB Refunding for Life Enriching Community Project Series 2012 (BBB-/NR)
2,000,000	5.000	01/01/2042	2,003,920
1,610,000	5.000	01/01/2046	1,607,569
Muskingum County Hospital Facilities RB Refunding for Genesis Healthcare System Project Series 2013 (BB+/Ba2)
8,000,000	5.000	02/15/2048	8,511,200

Municipal Bonds – (continued)
Ohio – (continued)
Ohio Air Quality Development Authority Exempt Facilities RB for Pratt Paper LLC Project Series 2017 (AMT) (NR/NR)(d)
2,400,000	3.750	01/15/2028	2,361,672
2,880,000	4.250	01/15/2038	2,636,813
18,110,000	4.500	01/15/2048	16,454,021
Ohio Air Quality Development Authority RB Refunding for Ohio Valley Electric Corp. Series 2019 A (NR/Ba1)
4,140,000	3.250	09/01/2029	3,794,600
Ohio State Hospital RB Refunding for Aultman Health Foundation Obligated Group Series 2018 (NR/NR)(d)
1,075,000	5.000	12/01/2033	1,224,436
2,085,000	5.000	12/01/2038	2,324,295
5,000,000	5.000	12/01/2048	5,498,900
Ohio State RB Refunding for University Hospitals Health System, Inc. Obligated Group Series 2020 A (A/A2)
6,650,000	3.000	01/15/2045	6,260,975

			193,425,227

Oklahoma – 0.8%
Norman Regional Hospital Authority RB Norman Regional Hospital Authority Obligated Group Series 2019 (A-/Baa1)
1,075,000	4.000	09/01/2045	1,115,280
1,000,000	5.000	09/01/2045	1,201,240
Oklahoma Development Finance Authority Health System RB for OU Medicine Project Series 2018 B (AGM) (AA/A2)
2,400,000	4.000	08/15/2052	2,575,320
2,500,000	4.125	08/15/2057	2,700,550
Oklahoma Development Finance Authority Health System RB for OU Medicine Project Series 2018 B (BB+/Baa3)
15,000,000	5.500	08/15/2052	16,478,850
9,500,000	5.500	08/15/2057	10,646,555
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2001 A (AMT) (NR/NR)
2,680,000	5.500	12/01/2035	2,625,569
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2001 B (AMT) (NR/NR)
24,300,000	5.500	12/01/2035	23,806,467
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2015 (AMT) (B/NR)(f)(g)
3,400,000	5.000	06/01/2025	3,377,900

			64,527,731

Oregon – 0.0%
Warm Springs Reservation Confederated Tribe Hydroelectric RB Refunding for Pelton-Round Butte Project Series 2019 B (NR/A3)(d)
860,000	5.000	11/01/2039	1,006,802

Pennsylvania – 3.2%
Allegheny County Higher Education Building Authority RB for Chatham University Series 2012 A (BBB-/NR)
1,500,000	5.000	09/01/2030	1,546,980
1,000,000	5.000	09/01/2035	1,026,330
Allegheny County Hospital Development Authority RB Refunding for Allegheny Health Network Obligated Group Series 2018 A (A/NR)
32,000,000	4.000	04/01/2044	33,404,480

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Pennsylvania – (continued)
Allegheny County Industrial Development Authority RB Refunding for United States Steel Corp. Project Series 2019 (B-/B3)
$3,900,000	4.875%	11/01/2024	$3,525,522
2,500,000	5.125	05/01/2030	2,249,225
Allentown Neighborhood Improvement Zone Development Authority Tax RB for City Center Refunding Project Series 2017 (NR/Ba3)(d)
2,000,000	5.000	05/01/2027	2,096,120
1,400,000	5.000	05/01/2032	1,433,446
6,950,000	5.000	05/01/2042	6,999,136
Allentown Neighborhood Improvement Zone Development Authority Tax RB for City Center Refunding Project Series 2018 (NR/Ba3)(d)
250,000	5.000	05/01/2028	261,170
1,000,000	5.000	05/01/2033	1,025,350
2,750,000	5.000	05/01/2042	2,769,882
Allentown Neighborhood Improvement Zone Development Authority Tax RB Series 2012 A (NR/Baa3)
18,000,000	5.000	05/01/2042	18,832,680
Bucks County Industrial Development Authority RB Refunding for Pennswood Village Obligated Group Series 2018 A (BBB+/NR)
1,150,000	5.000	10/01/2037	1,218,965
Chester County IDA Student Housing RB for University Student Housing, LLC Project West Chester University Series 2013 A (NR/Baa3)
500,000	5.000	08/01/2035	518,870
1,000,000	5.000	08/01/2045	1,027,840
Clairton Municipal Authority Sewer RB Series 2012 B (BBB+/NR)
1,000,000	5.000	12/01/2042	1,069,950
Commonwealth Financing Authority Tobacco Master Settlement Payment RB Series 2018 (A/A1)
1,900,000	5.000	06/01/2034	2,268,068
1,900,000	5.000	06/01/2035	2,262,045
Commonwealth Financing Authority Tobacco Master Settlement Payment RB Series 2018 (AGM) (AA/A1)
6,000,000	4.000	06/01/2039	6,532,140
County of Allegheny GO Notes Refunding Series 2007 C-59B (AGM) (AA/Aa3)(c)
740,000	(3 Mo. LIBOR + 0.55%), 1.740	11/01/2026	731,453
Cumberland County Municipal Authority RB for Diakon Lutheran Social Ministries Project Series 2015 (BBB+/NR)
1,500,000	5.000	01/01/2038	1,557,825
Doylestown Hospital Authority RB Series 2019 A (BBB-/Ba1)
1,250,000	4.000	07/01/2045	1,310,775
2,375,000	5.000	07/01/2049	2,723,436
Franklin County Industrial Development Authority RB Refunding for Menno-Haven, Inc. Obligated Group Series 2018 (NR/NR)
1,100,000	5.000	12/01/2043	996,589
900,000	5.000	12/01/2048	798,759
1,750,000	5.000	12/01/2053	1,529,780
Geisinger Authority Health System RB for Geisinger Health System Series 2007 (AA/Aa3)(c)
52,950,000	(3 Mo. LIBOR + 0.77%), 1.951	05/01/2037	50,175,950

Municipal Bonds – (continued)
Pennsylvania – (continued)
General Authority of Southcentral Pennsylvania RB Refunding WellSpan Health Obligation Group Series 2019 A (AA-/Aa3)
1,300,000	4.000	06/01/2044	1,472,042
2,300,000	5.000	06/01/2044	2,813,912
5,700,000	4.000	06/01/2049	6,403,209
4,150,000	5.000	06/01/2049	5,038,100
Lancaster County Hospital Authority Health Facilities RB for St. Anne’s Retirement Community, Inc. Project Series 2012 (BB+/NR)
1,400,000	5.000	04/01/2027	1,422,316
1,500,000	5.000	04/01/2033	1,513,320
Lancaster County Hospital Authority RB Refunding for St. Anne’s Retirement Community Obligated Group Series 2020 (BB+/NR)
750,000	5.000	03/01/2045	753,720
1,000,000	5.000	03/01/2050	1,001,380
Northampton County Industrial Development Authority RB Refunding for Morningstar Senior Living, Inc. Obligated Group Series 2019 (BB+/NR)
1,900,000	5.000	11/01/2044	1,863,026
2,100,000	5.000	11/01/2049	2,024,547
Northeastern Pennsylvania Hospital & Education Authority RB for King’s College Project Series 2019 (BBB+/NR)
945,000	5.000	05/01/2044	1,048,884
1,245,000	5.000	05/01/2049	1,375,463
Pennsylvania Economic Development Financing Authority RB for CarbonLite P LLC Project Series 2019 (AMT) (NR/NR)(d)
5,725,000	5.750	06/01/2036	5,271,866
Pennsylvania Economic Development Financing Authority Sewage Sludge Disposal RB for Philadelphia Biosolids Facility Project Series 2009 (BBB+/Baa3)
7,015,000	6.250	01/01/2032	7,142,463
Pennsylvania Economic Development Financing Authority Special Facilities RB for US Airways Group, Inc. Project Series 2010 B (B/B1)
2,460,000	8.000	05/01/2029	2,459,902
Pennsylvania Higher Educational Facilities Authority RB for Foundation for Indiana University of Pennsylvania Series 2007 A (ASSURED GTY) (AA/WR)(c)
10,880,000	(3 Mo. LIBOR + 0.60%), 1.879	07/01/2027	10,728,986
10,750,000	(3 Mo. LIBOR + 0.65%), 1.929	07/01/2039	9,972,560
Pennsylvania Higher Educational Facilities Authority RB for La Salle University Series 2012 (BBB-/NR)
4,000,000	5.000	05/01/2042	4,130,000
Pennsylvania Higher Educational Facilities Authority Student Housing RB Refunding for University Properties, Inc. Student Housing Project Series 2016 A (NR/Baa3)
365,000	5.000	07/01/2031	390,218
400,000	5.000	07/01/2035	423,984
Pennsylvania Turnpike Commission RB Subordinate Series 2017 B-1 (A-/A3)
3,875,000	5.250	06/01/2047	4,642,250
Philadelphia Authority for Industrial Development RB for Independence Charter School Series 2019 (NR/NR)
1,375,000	5.000	06/15/2050	1,242,423

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Pennsylvania – (continued)
Philadelphia Hospitals and Higher Education Facilities Authority RB Refunding for Temple University Health System Obligation Group Series 2017 (BBB-/Ba1)
$500,000	5.000%	07/01/2028	$558,880
2,000,000	5.000	07/01/2029	2,205,000
3,000,000	5.000	07/01/2030	3,299,100
2,615,000	5.000	07/01/2031	2,867,870
1,000,000	5.000	07/01/2032	1,093,750
4,425,000	5.000	07/01/2033	4,865,332
Scranton Redevelopment Authority RB Refunding for Guaranteed Lease Series 2016 A (MUN GOVT GTD) (BB+/NR)
1,020,000	5.000	11/15/2021	1,020,255
2,450,000	5.000	11/15/2028	2,334,311
Susquehanna Area Regional Airport Authority RB Refunding for Airport System Series 2017 (AMT) (NR/Baa3)
1,100,000	5.000	01/01/2035	1,081,476
2,325,000	5.000	01/01/2038	2,245,253
The Berks County Municipal Authority RB for Alvernia University Project Series 2020 (BB+/NR)
475,000	5.000	10/01/2039	455,582
1,125,000	5.000	10/01/2049	1,035,810
Washington County Redevelopment Authority RB Refunding for Victory Center Tax Increment Financing Project Series 2018 (BB/NR)
1,000,000	5.000	07/01/2028	1,003,560
1,000,000	5.000	07/01/2035	981,100

			248,074,616

Puerto Rico – 7.1%
Commonwealth of Puerto Rico Public Improvement GO Unlimited Refunding Bonds Series 2011 E (NR/Ca)(i)
2,000,000	6.000	07/01/2029	1,360,000
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (NR/Ca)
7,495,000	6.000	07/01/2044	7,551,212
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A (NR/Ca)
535,000	4.250	07/01/2025	469,463
115,000	4.500	07/01/2027	101,487
370,000	5.000	07/01/2030	350,575
9,305,000	5.250	07/01/2042	8,839,750
Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2006 A (NR/Ca)(i)
115,000	5.250	07/01/2030	78,344
Puerto Rico Commonwealth GO Bonds Series 2014 A (NR/Ca)(i)
81,230,000	8.000	07/01/2035	48,738,000
Puerto Rico Commonwealth GO Refunding Bonds for Public Improvement Series 2012 A (NR/Ca)(i)
5,185,000	5.500	07/01/2039	3,266,550
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2005 L (AGC-ICC) (AA/A3)
360,000	5.250	07/01/2041	372,262
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2005 L (AMBAC) (NR/C)
28,730,000	5.250	07/01/2038	29,155,204

Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2007 CC (AGM) (AA/A2)
1,860,000	5.250	07/01/2033	1,975,301
680,000	5.250	07/01/2034	720,746
6,070,000	5.250	07/01/2036	6,390,496
Puerto Rico Commonwealth Highway & Transportation Authority RB Series 2003 (NR/C)(i)
215,000	5.000	07/01/2028	31,712
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax RB Series 2005 C (AMBAC) (NR/C)
1,560,000	5.500	07/01/2023	1,631,994
2,045,000	5.500	07/01/2027	2,185,880
Puerto Rico Commonwealth Public Improvement GO Bonds Series 2007 A (NR/Ca)(i)
4,000,000	5.250	07/01/2032	2,725,000
4,035,000	5.250	07/01/2037	2,748,844
Puerto Rico Commonwealth Public Improvement GO Refunding Bonds Series 2011 C (NR/Ca)(i)
155,000	6.000	07/01/2035	104,238
205,000	6.500	07/01/2040	139,912
Puerto Rico Electric Power Authority RB Refunding Series 2005 SS-RSA-1 (D/NR)(i)
130,000	4.625	07/01/2030	91,325
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AGM) (AA/A2)(c)
52,372,000	(3 Mo. LIBOR + 0.52%), 1.799	07/01/2029	45,039,920
Puerto Rico Electric Power Authority RB Refunding Series 2007 VV (NATL-RE) (NR/Baa2)
1,250,000	5.250	07/01/2032	1,269,975
435,000	5.250	07/01/2035	436,201
Puerto Rico Electric Power Authority RB Refunding Series 2010 DDD-RSA-1 (D/NR)(i)
80,000	3.500	07/01/2020	54,900
155,000	3.625	07/01/2021	106,369
60,000	3.750	07/01/2022	41,175
390,000	3.875	07/01/2023	267,637
Puerto Rico Electric Power Authority RB Refunding Series 2010 DDD-RSA-1 (NR/NR)(i)
215,000	3.300	07/01/2019	143,781
Puerto Rico Electric Power Authority RB Refunding Series 2010 ZZ (NR/Ca)(i)
1,000	5.000	07/01/2024	679
Puerto Rico Electric Power Authority RB Refunding Series 2010 ZZ-RSA-1 (D/NR)(i)
260,000	4.250	07/01/2020	182,000
25,000	5.250	07/01/2020	17,750
80,000	4.375	07/01/2021	56,000
100,000	4.375	07/01/2022	70,000
65,000	5.000	07/01/2022	45,987
190,000	4.500	07/01/2023	133,475
125,000	5.000	07/01/2024	88,438
90,000	4.625	07/01/2025	63,225
Puerto Rico Electric Power Authority RB Refunding Series 2010 ZZ-RSA-1 (NR/NR)(i)
65,000	3.700	07/01/2017	43,469

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Electric Power Authority RB Refunding Series 2010 ZZ-RSA-1 (NR/NR)(i) – (continued)
$1,230,000	5.000%	07/01/2017	$856,387
145,000	4.250	07/01/2018	97,512
3,130,000	5.000	07/01/2019	2,179,263
Puerto Rico Electric Power Authority RB Series 2007 TT-RSA-1 (D/NR)(i)
1,295,000	5.000	07/01/2032	916,212
1,385,000	5.000	07/01/2037	979,888
Puerto Rico Electric Power Authority RB Series 2007 TT-RSA-1 (NR/NR)(i)
300,000	4.200	07/01/2019	201,750
Puerto Rico Electric Power Authority RB Series 2008 WW-RSA- 1 (D/NR)(i)
2,000,000	5.500	07/01/2020	1,425,000
3,765,000	5.250	07/01/2033	2,673,150
Puerto Rico Electric Power Authority RB Series 2010 AAA (NR/Ca)(i)
4,000	5.250	07/01/2027	2,725
4,000	5.250	07/01/2028	2,725
Puerto Rico Electric Power Authority RB Series 2010 AAA-RSA- 1 (D/NR)(i)
130,000	5.250	07/01/2023	92,300
1,485,000	5.250	07/01/2027	1,054,350
2,115,000	5.250	07/01/2028	1,501,650
Puerto Rico Electric Power Authority RB Series 2010 BBB-RSA- 1 (D/NR)(i)
90,000	5.400	07/01/2028	63,225
Puerto Rico Electric Power Authority RB Series 2010 CCC-RSA- 1 (D/NR)(i)
80,000	5.000	07/01/2022	56,600
90,000	4.250	07/01/2023	63,000
60,000	4.500	07/01/2023	42,150
50,000	4.600	07/01/2024	35,125
210,000	4.625	07/01/2025	147,525
900,000	5.000	07/01/2025	636,750
25,000	5.000	07/01/2026	17,687
40,000	4.800	07/01/2027	28,100
Puerto Rico Electric Power Authority RB Series 2010 EEE-RSA- 1 (D/NR)(i)
1,175,000	5.950	07/01/2030	831,900
4,620,000	6.050	07/01/2032	3,285,975
115,000	6.250	07/01/2040	82,081
Puerto Rico Electric Power Authority RB Series 2010 XX-RSA-1 (D/NR)(i)
20,000	4.875	07/01/2027	14,050
7,590,000	5.250	07/01/2040	5,388,900
Puerto Rico Electric Power Authority RB Series 2010 YY-RSA-1 (D/NR)(i)
2,130,000	6.125	07/01/2040	1,517,625
Puerto Rico Electric Power Authority RB Series 2012 A-RSA-1 (D/NR)(i)
1,905,000	4.800	07/01/2029	1,338,262
14,720,000	5.000	07/01/2042	10,414,400

Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Electric Power Authority RB Series 2013 A-RSA-1 (D/NR)(i)
715,000	7.250	07/01/2030	521,950
5,210,000	7.000	07/01/2033	3,790,275
6,190,000	7.000	07/01/2040	4,503,225
Puerto Rico Electric Power Authority RB Series 2016 A4-RSA-1 (NR/NR)(i)
747,236	10.000	07/01/2019	594,987
Puerto Rico Electric Power Authority RB Series 2016 B4-RSA-1 (NR/NR)(i)
747,235	10.000	07/01/2019	594,986
Puerto Rico Electric Power Authority RB Series 2016 E-1-RSA-1 (NR/NR)(i)
5,036,850	10.000	01/01/2021	4,067,256
Puerto Rico Electric Power Authority RB Series 2016 E-2-RSA-1 (NR/NR)(i)
5,036,850	10.000	07/01/2021	4,067,256
Puerto Rico Electric Power Authority RB Series 2016 E-3-RSA-1 (NR/NR)(i)
1,678,950	10.000	01/01/2022	1,355,752
Puerto Rico Electric Power Authority RB Series 2016 E-4-RSA-1 (NR/NR)(i)
1,678,950	10.000	07/01/2022	1,355,752
Puerto Rico Highway & Transportation Authority RB Refunding Series 2005 L (ASSURED GTY) (AA/A3)
2,000,000	5.250	07/01/2041	2,068,120
Puerto Rico Highway & Transportation Authority RB Refunding Series 2005 L (NATL-RE) (NR/Baa2)
2,395,000	5.250	07/01/2035	2,401,443
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 CC (AGM) (AA/A2)
470,000	5.250	07/01/2032	499,760
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 CC (AGM-CR) (AA/A2)
100,000	5.500	07/01/2029	108,603
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 CC (ASSURED GTY) (AA/A3)
185,000	5.500	07/01/2031	200,855
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (AGC) (AGM-CR) (AA/A2)
2,455,000	5.500	07/01/2029	2,666,204
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (AGM-CR) (AGC-ICC) (AA/A2)
330,000	5.500	07/01/2026	355,565
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (AMBAC) (NR/C)
3,825,000	5.250	07/01/2031	4,000,415
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (ASSURED GTY) (AA/A3)
320,000	5.250	07/01/2034	339,174
27,260,000	5.250	07/01/2036	28,697,965
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (NATL-RE) (NR/Baa2)
1,570,000	5.250	07/01/2033	1,588,919
Puerto Rico Highway & Transportation Authority RB Series 1998 A (NATL-RE-IBC) (NR/Baa2)
4,920,000	4.750	07/01/2038	4,631,786

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Infrastructure Financing Authority Special Tax RB Series 2005 A (AMBAC) (NR/C)(b)
$4,785,000	0.000%	07/01/2034	$2,445,183
3,750,000	0.000	07/01/2035	1,816,125
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2009 P (COMWLTH GTD) (NR/Ca)(i)
1,000,000	6.125	07/01/2023	837,500
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2018 A-1 (NR/NR)(b)
1,796,000	0.000	07/01/2024	1,537,825
6,880,000	0.000	07/01/2027	5,238,570
4,736,000	0.000	07/01/2029	3,277,312
4,313,000	0.000	07/01/2031	2,682,168
10,295,000	0.000	07/01/2033	5,696,635
77,325,000	0.000	07/01/2046	18,281,177
119,252,000	0.000	07/01/2051	21,040,823
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2019 A-2 (NR/NR)
124,951,000	4.329	07/01/2040	114,778,739
562,000	4.536	07/01/2053	510,054
12,699,000	4.784	07/01/2058	11,892,868
Puerto Rico Sales Tax Financing Corporation Sales Tax Restructured RB Series 2018 A-1 (NR/NR)
3,939,000	4.500	07/01/2034	3,947,863
3,447,000	4.550	07/01/2040	3,263,103
25,341,000	4.750	07/01/2053	23,862,606
71,774,000	5.000	07/01/2058	69,796,626

			562,350,968

Rhode Island – 0.2%
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2007 B (CCC-/NR)(b)
124,220,000	0.000	06/01/2052	14,548,646

South Carolina – 0.2%
Lancaster County Assessment RB for Edgewater Improvement District Series 2003 A (NR/NR)
3,155,000	6.875	11/01/2035	3,160,805
South Carolina Jobs-Economic Development Authority RB for ACTS Retirement-Life Communities, Inc. Obligated Group Series 2018 C (A-/NR)
2,365,000	5.000	11/15/2047	2,371,433
South Carolina Public Service Authority RB Tax-Exempt Series 2015 E (A/A2)
7,790,000	5.250	12/01/2055	8,725,657

			14,257,895

Tennessee – 0.3%
Chattanooga Health Educational & Housing Facility Board RB for CommonSpirit Health Obligated Group Refunding Series 2019 A-2 (BBB+/Baa1)
1,900,000	5.000	08/01/2049	2,016,356
Greeneville Health & Educational Facilities Board RB for Ballad Health Obligated Group Series 2018 A (A-/Baa1)
5,230,000	4.000	07/01/2040	5,647,145

Municipal Bonds – (continued)
Tennessee – (continued)
Johnson City Health & Educational Board Retirement Facilities RB for Mountain States Health Alliance Series 2012 A (A-/Baa1)
1,500,000	5.000	08/15/2042	1,584,915
Johnson City Health & Educational Facilities Board RB for Mountain States Health Alliance Series 2010 A (NR/Baa1)(e)
5,500,000	6.500	07/01/2020	5,571,720
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB for Vanderbilt University Medical Center Series 2016 A (NR/A3)
2,500,000	5.000	07/01/2040	2,735,825
Metropolitan Government Nashville & Davidson County Health & Educational Facilities RB Refunding for Trevecca Nazarene University Project Series 2019 (BBB-/NR)
315,000	5.000	10/01/2029	346,220
230,000	5.000	10/01/2034	250,081
375,000	5.000	10/01/2039	400,972
450,000	5.000	10/01/2048	474,264
Nashville Metropolitan Development & Housing Agency RB for Fifth+ Broadway Development Project Series 2018 (NR/NR)(d)
850,000	5.125	06/01/2036	866,125
Shelby County Health Educational & Housing Facilities Board RB Refunding for The Village at Germantown Residential Care Facility Mortgage Series 2012 (NR/NR)
2,000,000	5.375	12/01/2047	2,008,940

			21,902,563

Texas – 4.3%
Argyle Special Assessment RB for Waterbrook of Argyle Public Improvement District Project Series 2018 (NR/NR)(d)
825,000	4.250	09/01/2023	801,487
500,000	4.625	09/01/2028	470,020
2,160,000	5.125	09/01/2038	1,970,028
2,580,000	5.250	09/01/2047	2,311,603
Board of Managers, Joint Guadalupe County – City of Seguin Hospital Mortgage Improvement RB Refunding Bonds Series 2015 (BB/NR)
1,950,000	5.250	12/01/2035	2,147,262
2,435,000	5.000	12/01/2040	2,614,946
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2015 A (A-/Baa1)
3,900,000	5.000	01/01/2045	4,172,220
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2016 (A-/Baa1)
1,600,000	5.000	01/01/2040	1,726,496
2,465,000	5.000	01/01/2046	2,642,579
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2020 A (A-/Baa1)
3,000,000	5.000	01/01/2044	3,329,670
3,940,000	5.000	01/01/2049	4,335,852
City of Anna Special Assessment Bonds for Hurricane Creek Public Improvement District Project Series 2019 (NR/NR)(d)
2,190,000	6.500	09/01/2048	2,017,778
City of Austin Special Assessment RB for Estancia Hill Country Public Improvement District Series 2018 (NR/NR)(d)
6,000,000	5.125	11/01/2033	5,733,900

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
City of Celina Texas Municipal Corp. Special Assessment RB for Glen Crossing Public Improvement District Phase#1B Project Series 2018 (NR/NR)(d)
$400,000	5.500%	09/01/2046	$377,676
City of Celina Texas Municipal Corp. Special Assessment RB for Glen Crossing Public Improvement District Phase#2 Project Series 2018 (NR/NR)
1,125,000	5.625	09/01/2038	1,072,879
1,700,000	5.750	09/01/2047	1,606,041
City of Celina Texas Municipal Corp. Special Assessment RB for Sutton Fields II Public Improvement District Phase#2-3 Project Series 2019 (NR/NR)(d)
2,380,000	4.250	09/01/2049	1,901,810
City of Celina Texas Municipal Corp. Special Assessment RB for Wells South Public Improvement District Major Improvement Area Project Series 2015 (NR/NR)
3,860,000	7.500	09/01/2045	3,971,554
City of Celina Texas Municipal Corp. Special Assessment RB for Wells South Public Improvement District Neighorhood Improvement Area #1 Project Series 2015 (NR/NR)
1,790,000	6.250	09/01/2045	1,789,803
City of Fate Special Assessment RB for Williamsburg Public Improvement District No. 1 Phase#1 Series 2019 (NR/NR)(d)
1,360,000	4.250	08/15/2049	1,123,931
City of Fate Special Assessment RB for Williamsburg Public Improvement District No. 1 Series 2018 (NR/NR)(d)
910,000	4.350	08/15/2039	819,319
1,920,000	4.500	08/15/2048	1,690,675
City of Fate Special Assessment Refunding for Williamsburg Public Improvement District No. 1 Project Series 2019 (BAM) (AA/NR)
2,050,000	3.250	08/15/2043	2,087,043
City of Hackberry Special Assessment RB for Riverdale Lake Public Improvement District No. 2 Phases 4-6 Project Series 2017 (NR/NR)
2,000,000	5.000	09/01/2047	1,927,680
City of Hackberry Special Assessment RB Refunding for Hackberry Public Improvement District No. 3 Phases No. 13-16 Project Series 2017 (NR/NR)
1,390,000	4.500	09/01/2037	1,292,937
1,175,000	5.000	09/01/2044	1,131,654
City of Hackberry Special Assessment RB Refunding for Hidden Cove Public Improvement District No. 2 Project Series 2017 (BBB-/NR)
2,235,000	4.500	09/01/2032	2,473,303
4,715,000	4.500	09/01/2038	5,114,075
City of Haslet Special Assessment RB Refunding for Haslet Public Improvement District No. 5 1 Project Series 2019 (NR/NR)(d)
1,200,000	4.375	09/01/2049	987,672
City of Irving RB Refunding for Hotel Occupancy Tax Series 2019 (BBB+/NR)
1,500,000	5.000	08/15/2043	1,484,250
City of Kyle Special Assessment RB for Creeks Public Improvement District Series 2019 (NR/NR)(d)
1,405,000	4.625	09/01/2039	1,252,445
900,000	4.750	09/01/2044	791,217

Municipal Bonds – (continued)
Texas – (continued)
City of Kyle Special Assessment RB for Southwest Kyle Public Improvement District No. 1 Series 2019 (NR/NR)(d)
1,225,000	4.875	09/01/2044	1,050,891
City of Lavon Special Assessment RB for Lakepointe Public Improvement District Improvement Area#1 Project Series 2019 (NR/NR)(d)
580,000	4.250	09/15/2039	484,282
945,000	4.500	09/15/2049	765,677
City of Lavon Special Assessment RB for Lakepointe Public Improvement District Major Improvement Area Project Series 2019 (NR/NR)(d)
850,000	5.000	09/15/2049	696,957
City of Manor Special Assessment RB for Lagos Public Improvement District Series 2020 (NR/NR)(d)
295,000	4.500	09/15/2040	248,157
525,000	4.625	09/15/2049	427,933
City of Mclendon-Chisholm Special Assessment Bonds Sonoma Public Improvement District Area #2 Project Series 2019 (NR/NR)(d)
785,000	4.250	09/15/2039	687,409
1,240,000	4.375	09/15/2049	1,043,981
City of Mesquite Special Assessment RB for Iron Horse Public Improvement District Project Series 2019 (NR/NR)(d)
1,155,000	5.750	09/15/2039	1,026,310
2,055,000	6.000	09/15/2049	1,790,891
City of Mesquite Special Assessment RB for Polo Ridge Public Improvement District No. 2 Phase #1 Project Series 2019 (NR/NR)(d)
2,405,000	5.875	09/15/2039	2,139,584
5,000,000	5.125	09/15/2048	4,306,250
3,830,000	6.125	09/15/2048	3,348,914
City of North Richland Hills Special Assessment for City Point Public Improvement District Project Series 2019 (NR/NR)(d)
550,000	5.250	09/01/2040	467,352
355,000	5.625	09/01/2040	303,216
560,000	4.125	09/01/2049	454,283
1,510,000	5.375	09/01/2050	1,247,335
City of Oak Point Special Assessment RB for Wildridge Public Improvement District No. 1 Series 2018 (NR/NR)(d)
1,355,000	4.125	09/01/2048	1,201,438
1,465,000	4.500	09/01/2048	1,307,615
City of Princeton Special Assessment RB for Arcadia Farms Public Improvement District Series 2018 (NR/NR)(d)
2,465,000	4.875	09/01/2048	2,245,640
City of Princeton Special Assessment RB for Arcadia Farms Public Improvement District Series 2019 (NR/NR)(d)
450,000	4.375	09/01/2049	381,218
City of Princeton Special Assessment RB for Brookside Public Improvement District Series 2019 (NR/NR)
400,000	4.875	09/01/2039	362,620
835,000	5.000	09/01/2049	741,213
City of Princeton Special Assessment RB for Whitewing Trails Public Improvement District No. 2 Series 2019 (NR/NR)(d)
905,000	4.500	09/01/2039	760,589
1,185,000	5.500	09/01/2039	1,010,035
1,490,000	4.750	09/01/2049	1,209,567
2,140,000	5.750	09/01/2049	1,776,157

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
City of Royse City Special Assessment for Waterscape Public Improvement District Improvement Series 2019 (NR/NR)(d)
$1,760,000	4.750%	09/15/2049	$1,442,989
City of Shenandoah Special Assessment RB for Metropark Public Improvement District Series 2018 (NR/NR)
360,000	4.500	09/01/2023	349,787
780,000	5.000	09/01/2028	733,925
1,935,000	5.600	09/01/2038	1,770,777
2,550,000	5.700	09/01/2047	2,296,326
Dallas County Flood Control District No. 1 Unlimited Tax GO Refunding Bonds Series 2015 (NR/NR)(d)
3,250,000	5.000	04/01/2032	3,448,022
Edinburg Economic Development Corp. Sales Tax RB Series 2019 (NR/NR)(d)
275,000	3.750	08/15/2024	264,671
350,000	4.000	08/15/2029	326,543
1,150,000	4.500	08/15/2035	1,051,767
875,000	5.000	08/15/2044	800,170
Fort Bend County Industrial Development Corp. RB for NRG Energy, Inc. Project Series 2012 A (NR/Baa2)
1,545,000	4.750	05/01/2038	1,587,750
Fort Bend County Industrial Development Corp. RB for NRG Energy, Inc. Project Series 2012 B (NR/Baa2)
5,685,000	4.750	11/01/2042	5,846,568
Fort Worth Special Assessment RB for Fort Worth Public Improvement District No. 17 Major Improvement Project Series 2017 (NR/NR)(d)
1,575,000	5.000	09/01/2027	1,545,327
895,000	5.000	09/01/2032	847,368
1,315,000	5.125	09/01/2037	1,215,731
Grand Parkway Transportation Corp. System Toll Convertible RB Series 2013 B (AA+/NR)(a)
15,140,000	0.000	10/01/2046	16,501,086
11,100,000	0.000	10/01/2047	12,110,766
Harris County Toll Road RB Refunding Senior Lien Series 2007 B (AMBAC) (AA-/Aa2)(c)
23,855,000	(3 Mo. LIBOR + 0.67%), 1.803	08/15/2035	22,128,375
Hickory Creek Texas Special Assessment RB for Hickory Farms Public Improvement Series 2019 (NR/NR)(d)
1,340,000	4.500	09/01/2039	1,168,252
1,800,000	4.750	09/01/2049	1,536,930
Hickory Creek Texas Special Assessment RB for Public Improvement District No. 1 Series 2017 (BBB-/NR)
595,000	3.750	09/01/2032	632,289
510,000	3.875	09/01/2037	541,487
955,000	4.000	09/01/2047	1,009,884
Houston Airport System RB for United Airlines, Inc. Airport Improvement Projects Series 2018 C (AMT) (BB-/NR)
15,835,000	5.000	07/15/2028	15,727,797
Houston Airport System Special Facilities RB for Continental Airlines, Inc. Terminal Improvement Projects Series 2011 A (AMT) (BB-/Ba3)
10,000,000	6.625	07/15/2038	9,898,000
Houston Airport System Special Facilities RB Refunding for United Airlines, Inc. Terminal E Project Series 2014 A (AMT) (BB-/Ba3)
9,250,000	5.000	07/01/2029	9,170,172

Municipal Bonds – (continued)
Texas – (continued)
Houston Airport System Special Facilities RB Refunding for United Airlines, Inc. Terminal Improvement Projects Series 2015 B-1 (AMT) (BB-/NR)
9,250,000	5.000	07/15/2035	9,065,370
Joint Guadalupe County RB Refunding and Improvement Bonds for City of Seguin Hospital Mortgage Series 2015 (BB/NR)
1,950,000	5.000	12/01/2045	2,083,828
Justin Special Assessment RB for Timberbrook Public Improvement District No. 1 Major Improvement Area Project Series 2018 (NR/NR)(d)
510,000	4.500	09/01/2023	496,149
785,000	5.000	09/01/2028	742,116
1,170,000	5.375	09/01/2038	1,077,476
1,930,000	5.125	09/01/2047	1,743,581
1,500,000	5.500	09/01/2047	1,360,485
Mission Economic Development Corp. Senior Lien RB for Natgasoline Project Series 2018 (AMT) (BB-/NR)(d)
17,350,000	4.625	10/01/2031	17,706,196
Montgomery County Toll Road Authority Senior Lien RB Series 2018 (BBB-/NR)
1,850,000	5.000	09/15/2043	1,946,995
2,800,000	5.000	09/15/2048	2,928,940
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Cityscape Schools, Inc. Series 2019 A (BB+/ NR)(d)
1,465,000	5.000	08/15/2051	1,417,622
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station II, LLC – Texas A&M University Collegiate Housing Corpus Christi Project Series 2016 A (B/B2)
335,000	5.000	04/01/2031	325,888
300,000	5.000	04/01/2036	280,842
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Tarleton State University Collegiate Housing Project Series 2015 A (BBB-/Baa3)
1,000,000	5.000	04/01/2047	1,039,820
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Texas A&M University at Galveston Collegiate Housing Project Series 2014 A (NR/Baa3)
1,385,000	4.750	04/01/2046	1,317,911
North Texas Tollway Authority RB Refunding for Second Tier Series 2017 B (A/A2)
8,500,000	5.000	01/01/2048	9,676,230
Port Beaumont Navigation District RB Refunding for Jefferson 2020 Bond Lessee & Borrower LLC Obligated Group Series 2020 A (AMT) (NR/NR)(d)
6,975,000	4.000	01/01/2050	5,383,724
Port Beaumont Navigation District RB Refunding for Jefferson 2020 Bond Lessee & Borrower LLC Obligated Group Series 2020 B (NR/NR)(d)
4,125,000	6.000	01/01/2025	4,122,401
Rowlett Special Assessment RB for Bayside Public Improvement District North Improvement Area Project Series 2016 (NR/NR)
175,000	5.750	09/15/2036	153,507
460,000	6.000	09/15/2046	392,725

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
Royse Special Assessment RB for Parkside Village Public Improvement District Series 2019 (NR/NR)(d)
$825,000	4.125%	09/15/2039	$690,509
1,445,000	4.375	09/15/2049	1,164,482
Tarrant County Cultural Education Facilities Finance Corp. RB Refunding for Air Force Village Obligated Group Series 2016 (BB+/NR)
7,300,000	5.000	05/15/2045	7,247,951
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2006 B (A-/A2)(c)
6,520,000	(3 Mo. LIBOR + 0.70%), 1.196	12/15/2026	6,434,066
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2008 D (A-/A2)
5,965,000	6.250	12/15/2026	6,569,433
Texas Private Activity Bonds Surface Transportation Corp. RB Refunding for NTE Mobility Partners LLC Series 2019 A (BBB/Baa2)
5,000,000	4.000	12/31/2037	5,080,600
3,750,000	4.000	12/31/2038	3,798,225
3,000,000	4.000	12/31/2039	3,028,830
Texas Private Activity Bonds Surface Transportation Corp. RB Senior Lien for Blueridge Transportation Group, LLC SH 288 Toll Lanes Project Series 2016 (AMT) (BBB-/Baa3)
3,900,000	5.000	12/31/2050	4,119,336
3,900,000	5.000	12/31/2055	4,110,639
Texas Private Activity Bonds Surface Transportation Corp. RB Senior Lien for Mobility Partners LLC Series 2013 (AMT) (NR/Baa3)
5,000,000	6.750	06/30/2043	5,591,900
Texas Private Activity Bonds Surface Transportation Corp. RB Senior Lien for Mobility Partners Segment 3 LLC Series 2019 (AMT) (NR/Baa3)
4,035,000	5.000	06/30/2058	4,311,841
Texas Transportation Commission Central Turnpike System RB Refunding Second Tier Series 2015 C (A-/Baa1)
7,850,000	5.000	08/15/2042	8,076,708
Town of Little Special Assessment RB for Hillstone Pointe Public Improvement District No. 2 Phases #2-3 Project Series 2018 (NR/NR)(d)
1,353,000	5.875	09/01/2047	1,280,831
Town of Little Special Assessment RB for Lakeside Estates Public Improvement District No. 2 Project Series 2017 (NR/NR)(d)
1,400,000	5.000	09/01/2047	1,238,384
Viridian Municipal Management District Tarrant County Special Assessment RB Series 2015 (NR/NR)
127,000	4.000	12/01/2021	127,380
500,000	4.000	12/01/2027	477,075
1,545,000	4.750	12/01/2035	1,503,130

			340,721,204

Utah – 0.2%
Carbon County Solid Waste Disposal RB Refunding for Sunnyside Cogeneration Series 1999 A (NR/NR)
10,605,000	7.100	08/15/2023	10,958,253

Municipal Bonds – (continued)
Utah – (continued)
Salt Lake City RB for International Airport Series 2017 A (AMT) (A+/A2)
6,000,000	5.000	07/01/2047	6,724,980

			17,683,233

Vermont – 0.0%
Vermont Economic Development Authority RB Refunding for Wake Robin Corp. Series 2017 A (NR/NR)
1,000,000	5.000	05/01/2047	871,710

Virgin Islands – 0.5%
Virgin Islands Public Finance Authority RB Matching Fund Loan Note Senior Lien Series 2010 A (NR/Caa2)
10,775,000	5.000	10/01/2025	10,591,610
7,910,000	5.000	10/01/2029	7,649,682
Virgin Islands Public Finance Authority RB Matching Fund Loan Note Series 2012 A (NR/Caa2)
6,080,000	5.000	10/01/2032	5,859,053
Virgin Islands Public Finance Authority RB Refunding for Virgin Islands Gross Receipts Taxes Loan Note Series 2014 C (B/NR)
9,850,000	5.000	10/01/2039	9,226,692
Virgin Islands Public Finance Authority RB Refunding Series 2014 C (AGM-CR) (AA/A2)
3,515,000	5.000	10/01/2039	3,906,887
Virgin Islands Public Finance Authority RB Senior Lien Matching Fund Loan Notes Refunding for Cruzan Project Series 2009 A (NR/Caa3)
2,000,000	6.000	10/01/2039	1,885,100

			39,119,024

Virginia – 1.4%
Alexandria City IDA for Residential Care Facilities Mortgage RB for Goodwin House, Inc. Series 2015 (BBB+/NR)
2,700,000	5.000	10/01/2045	2,791,557
Mosaic District Community Development Authority RB Series 2011 A (NR/NR)
990,000	6.250	03/01/2021	1,010,107
2,000,000	6.625	03/01/2026	2,044,760
7,000,000	6.875	03/01/2036	7,163,940
Salem Economic Development Authority RB Refunding Roanoke College Series 2020 (BBB+/NR)
710,000	4.000	04/01/2045	683,432
880,000	5.000	04/01/2049	945,718
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 A-1 (B-/B3)
11,680,000	6.706	06/01/2046	10,090,702
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 C (CCC-/NR)(b)
236,845,000	0.000	06/01/2047	36,445,709
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 D (CCC-/NR)(b)
34,250,000	0.000	06/01/2047	5,100,510
Virginia Small Business Financing Authority Private Activity Tax Exempt Senior Lien RB for Transform 66 P3 Project Series 2017 (AMT) (BBB/Baa3)
22,780,000	5.000	12/31/2056	24,781,451

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Virginia – (continued)
Virginia Small Business Financing Authority Private Activity Tax Exempt Senior Lien RB for Transform 66 P3 Project Series 2017 (AMT) (NR/Baa3)
$3,950,000	5.000%	12/31/2052	$4,302,182
Virginia Small Business Financing Authority Senior Lien RB for 95 Express Lanes LLC Project Series 2017 (AMT) (BBB/NR)
3,900,000	5.000	07/01/2034	3,928,236
13,650,000	5.000	01/01/2040	13,701,051
Virginia Small Business Financing Authority Solid Waste Disposal Facilities RB for Covanta Holding Corp. Project Series 2018 (AMT) (B-/NR)(d)(f)(g)
1,000,000	5.000	07/01/2038	1,001,110

			113,990,465

Washington – 1.5%
Washington Health Care Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-2 (BBB+/Baa1)
3,790,000	5.000	08/01/2049	4,022,100
Washington State Convention Center Public Facilities District RB Series 2018 (A-/A1)
5,500,000	5.000	07/01/2058	5,850,185
Washington State Convention Center Public Facilities District RB Series 2018 (AA-/Aa3)
16,450,000	5.000	07/01/2048	19,704,139
37,700,000	4.000	07/01/2058	41,499,406
35,975,000	5.000	07/01/2058	42,691,532
Washington State Housing Finance Commission Nonprofit Housing RB for Presbyterian Retirement Communities Northwest Obligated Group Transforming Age Projects Series 2019 A (BB/NR)(d)
1,350,000	5.000	01/01/2049	1,300,091
3,800,000	5.000	01/01/2055	3,579,372

			118,646,825

West Virginia – 0.5%
County of Ohio Special District Excise Tax RB Refunding for Fort Henry Economic Opportunity Development District The Highlands Project Series 2019 B (BBB/NR)
955,000	3.000	03/01/2035	946,816
2,685,000	3.000	03/01/2037	2,609,713
2,685,000	3.250	03/01/2041	2,642,872
West Virginia Economic Development Authority Solid Waste Disposal Facilities RB Refunding for Appalachian Power Co. – Amos Project Series 2010 A (A-/Baa1)
4,750,000	5.375	12/01/2038	4,816,025
West Virginia Hospital Finance Authority RB Refunding for Cabell Huntington Hospital Obligated Group Series 2018 A (BBB+/Baa1)
6,120,000	5.000	01/01/2043	7,173,986
13,000,000	4.125	01/01/2047	13,750,490
West Virginia Hospital Finance Authority RB Refunding for Charleston Area Medical Center, Inc. Obligated Group Series 2019 A (NR/Baa1)
1,650,000	5.000	09/01/2038	2,014,666
1,525,000	5.000	09/01/2039	1,855,742

			35,810,310

Municipal Bonds – (continued)
Wisconsin – 0.6%
Public Finance Authority Beyond Boone LLC-Appalachian State University Project RB Bonds Series 2019 A (AGM) (AA/A2)
900,000	5.000	07/01/2044	1,065,564
2,350,000	4.125	07/01/2049	2,574,613
1,300,000	5.000	07/01/2054	1,522,352
1,600,000	5.000	07/01/2058	1,853,456
Public Finance Authority Education RB for North Carolina Leadership Charter Academy, Inc. Series 2019 A (NR/NR)(d)
305,000	4.000	06/15/2029	297,863
385,000	5.000	06/15/2039	377,061
495,000	5.000	06/15/2049	469,508
430,000	5.000	06/15/2054	400,106
Public Finance Authority Exempt Facilities RB Refunding for Celanese Project Series 2016 C (AMT) (BBB/Baa3)
5,900,000	4.300	11/01/2030	5,540,513
Public Finance Authority RB for Beyond Boone LLC Series 2020 A (AGM) (AA/A2)
760,000	4.000	07/01/2045	830,072
950,000	4.000	07/01/2050	1,030,873
1,185,000	4.000	07/01/2055	1,281,578
1,520,000	4.000	07/01/2059	1,636,934
Public Finance Authority RB for Prime Healthcare Foundation, Inc. Series 2018 A (BBB-/NR)
2,600,000	5.200	12/01/2037	2,801,318
1,525,000	5.350	12/01/2045	1,638,109
Public Finance Authority RB for Roseman University of Health Sciences Series 2020 (BB/NR)(d)
565,000	5.000	04/01/2040	566,322
2,000,000	5.000	04/01/2050	1,951,440
Public Finance Authority RB Refunding for Coral Academy of Science Reno Series 2019 A (NR/NR)(d)
1,950,000	5.000	06/01/2050	1,853,826
Public Finance Authority RB Refunding for Fellowship Senior Living Obligated Group Series 2019 A (BBB+/NR)
12,080,000	4.000	01/01/2052	9,789,874
Public Finance Authority RB Refunding for Penick Village Obligated Group Series 2019 (NR/NR)(d)
1,450,000	5.000	09/01/2049	1,274,216
1,360,000	5.000	09/01/2054	1,176,958
Public Finance Authority RB Refunding for UMA Education, Inc. Project Series 2019 B (BB/NR)(d)
3,205,000	6.125	10/01/2049	2,826,073
Public Finance Authority RB Series 2019 A-1 (NR/NR)(d)
41,995	5.500	12/01/2048	41,995
Public Finance Authority RB Series 2019 A-2 (NR/NR)(d)
85,207	7.250	12/01/2048	85,207
Public Finance Authority Retirement Communities RB Refunding for The Evergreens Obligated Group Series 2019 A (BBB/NR)
575,000	5.000	11/15/2044	585,522
765,000	5.000	11/15/2049	776,047
Public Finance Authority Student Housing RB for CHF- Cullowhee, LLC-Western Carolina University Project Series 2015 A (BBB-/NR)
3,250,000	5.250	07/01/2047	3,424,102
Wisconsin Health & Educational Facilities Authority RB for Hmong American Peace Academy Ltd. Series 2020 (BBB/NR)
385,000	4.000	03/15/2040	406,464
1,115,000	5.000	03/15/2050	1,277,600

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Wisconsin – (continued)
Wisconsin Health & Educational Facilities Authority RB Refunding for Lawrence University of Wisconsin Series 2020 (NR/Baa1)
$1,315,000	3.000%	02/01/2042	$1,211,168
435,000	4.000	02/01/2045	455,893

			51,022,627

Wyoming – 0.4%
County of Campbell RB Refunding for Basin Electric Power Cooperative Series 2019 A (A/A3)
32,340,000	3.625	07/15/2039	32,553,444

TOTAL MUNICIPAL BONDS
(Cost $7,408,550,863)			$7,594,528,968

Corporate Bonds – 0.3%
Health Care Equipment & Services – 0.3%
CommonSpirit Health
$1,293,000	4.350%	11/01/2042	$1,265,774
Prime Healthcare Foundation, Inc. Series B
16,525,000	7.000	12/01/2027	20,348,827

			21,614,601

TOTAL CORPORATE BONDS
(Cost $17,423,534)			$21,614,601

TOTAL INVESTMENTS – 96.9%
(Cost $7,425,974,397)			$7,616,143,569

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.1%			246,786,751

NET ASSETS – 100.0%			$7,862,930,320

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Zero coupon bond until next reset date.

(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(c)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2020.

(d)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(e)	Pre-refunded security. Maturity date disclosed is pre-refunding date.

(f)	Variable Rate Demand Instruments – rate shown is that which is in effect on March 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

(g)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on March 31, 2020.

(h)	When-issued security.

(i)	Security is currently in default.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
AGC	—Insured by Assured Guaranty Corp.
AGC-ICC	—Agency Insured Custody Certificate
AGM	—Insured by Assured Guaranty Municipal Corp.
AGM-CR	—Insured by Assured Guaranty Municipal Corp. Insured Custodial Receipts
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMT	—Alternative Minimum Tax
ASSURED GTY	—Insured by Assured Guaranty
BAM	—Build America Mutual Assurance Co.
BHAC-CR	—Insured by Berkshire Hathaway Assurance Corp. - Insured Custodial Receipts
CA MTG INS	—Insured by California Mortgage Insurance
COMWLTH GTD	—Commonwealth Guaranteed
COPS	—Certificates of Participation
ETM	—Escrowed to Maturity
FGIC	—Insured by Financial Guaranty Insurance Co.
GO	—General Obligation
IDA	—Industrial Development Authority
LIBOR	—London Interbank Offered Rate
Mo.	—Month
MUN GOVT GTD	—Municipal Government Guaranteed
NATL-RE	—Insured by National Public Finance Guarantee Corp.
NATL-RE-IBC	—Insured by National Public Finance Guarantee Corp. - Insured Bond Certificates
NR	—Not Rated
PCRB	—Pollution Control Revenue Bond
PILOT	—Payment in Lieu of Taxes
Q-SBLF	—Qualified School Board Loan Fund
RB	—Revenue Bond
RMKT	—Remarketed
SD CRED PROG	—School District Credit Program
SIFMA	—The Securities Industry and Financial Markets Association
ST AID WITHHLDG	—State Aid Withholding
USD	—United States Dollar
WR	—Withdrawn Rating
XLCA	—Insured by XL Capital Assurance, Inc.

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2020

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At March 31, 2020, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index(a)	Financing Rate Received (Paid) by the Fund	Credit Spread at March 31, 2020(b)	Counterparty	Termination Date	Notional Amount (000’s)	Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
California State Various Purpose GO Bonds Series 2003, 5.000%, 11/01/2023	1.000%	0.242%	Bank of America NA	03/20/2023	USD 4,000	$90,944	$(58,890)	$149,834
California State Various Purpose GO Bonds Series 2003, 5.250%, 11/01/2023	1.700	0.113	JPMorgan Chase Bank NA	06/20/2021	10,000	200,715	—	200,715
California State Various Purpose GO Bonds Series 2003, 5.250%, 11/01/2023	1.000	0.242		03/20/2023	9,000	204,624	(132,503)	337,127
California State Various Purpose GO Bonds Series 2003, 5.250%, 11/01/2023	1.000	0.277		09/20/2023	15,000	378,053	(242,369)	620,422
Illinois State GO Bonds, Series A, 5.000%, 06/01/2029	1.830	1.226		06/20/2021	10,000	78,776	—	78,776
California State Various Purpose GO Bonds Series 2003, 5.250%, 11/01/2023	1.000	0.295	Morgan Stanley Co., Inc.	12/20/2023	10,000	262,790	(105,433)	368,223
Illinois State GO Bonds, Series A, 5.000%, 06/01/2029	1.000	2.043		12/20/2023	10,000	(341,231)	(285,381)	(55,850)

TOTAL						$874,671	$(824,576)	$1,699,247

(a)	Payments received quarterly.
(b)	Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by the Fund	Termination Date	Notional Amount (000’s)	Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
2.250%(a)	3 Month LIBOR	12/21/2041	USD 78,700	$(22,647,116)	$(4,543,062)	$(18,104,054)
3 Month LIBOR(b)	2.250	03/18/2050	10	3,727	3,980	(253)

TOTAL				$(22,643,389)	$(4,539,082)	$(18,104,307)

(a)	Payments made semi-annually.
(b)	Payments made quarterly

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – 97.3%
Alabama – 1.0%
Alabama Public School & College Authority RB Refunding for Capital Improvement Series 2015 A (AA/Aa1)
$3,385,000	5.000%	05/01/2023	$3,769,366
Black Belt Energy Gas District RB Project 4 Series 2019 A-1 (A/A3)(a)(b)
20,000,000	4.000	12/01/2025	20,900,600
Houston County Health Care Authority RB for Southeast Alabama Medical Center Series 2016 A (BBB+/NR)
75,000	4.000	10/01/2020	75,802
85,000	4.000	10/01/2021	87,666
85,000	4.000	10/01/2022	89,332
Huntsville Health Care Authority RB Series 2010 A (NR/A1)(c)
7,470,000	5.500	06/01/2020	7,522,514
Jefferson County RB Refunding Warrants Series 2017 (AA/NR)
3,025,000	5.000	09/15/2021	3,185,537
1,200,000	5.000	09/15/2022	1,305,348
2,000,000	5.000	09/15/2023	2,240,580
Jefferson County Subordinate Lien Sewer RB Warrants Series 2013 D (BBB/NR)
1,300,000	5.000	10/01/2021	1,362,257
1,745,000	5.000	10/01/2022	1,880,290
3,125,000	6.500	10/01/2053	3,630,125
Prattville Industrial Development Board RB Refunding for International Paper Co. Series 2019 B (BBB/Baa2)(a)(b)
225,000	2.000	10/01/2024	220,525
Prattville Industrial Development Board RB Refunding for International Paper Co. Series 2019 C (BBB/Baa2)(a)(b)
225,000	2.000	10/01/2024	220,525
Selma Industrial Development Board RB Refunding for International Paper Co. Series 2019 A (BBB/Baa2)(a)(b)
1,875,000	2.000	10/01/2024	1,837,706
The Southeast Alabama Gas Supply District RB for Project No. 2 Series 2018 B (A/A3)(a)
25,100,000	(1 Mo. LIBOR + 0.85%), 1.910	06/01/2024	24,893,427
Troy University RB Refunding Series 2019 A (BAM) (AA/A1)
400,000	4.000	11/01/2021	417,032
760,000	4.000	11/01/2022	811,019

			74,449,651

Alaska – 0.6%
Borough of North Slope GO Bonds for General Purpose Series 2018 A (AA/Aa2)
1,055,000	5.000	06/30/2021	1,105,566
1,110,000	5.000	06/30/2023	1,159,695
Borough of North Slope GO Bonds for General Purpose Series 2019 A (AA/Aa2)
16,555,000	5.000	06/30/2021	17,348,481
6,775,000	5.000	06/30/2022	7,327,501
10,220,000	5.000	06/30/2023	11,405,418
Borough of North Slope GO Bonds for Schools Series 2019 B (AA/Aa2)
990,000	5.000	06/30/2023	1,104,830
Municipality of Anchorage GO Refunding Bonds Series 2018 D (AAA/NR)
5,025,000	4.000	09/01/2022	5,365,293

Municipal Bonds – (continued)
Alaska – (continued)
Northern Tobacco Securitization Corp. RB Asset-Backed Bonds Series 2006 A (NR/A2)
665,000	4.625	06/01/2023	665,133
State of Alaska International Airports System RB Refunding Series 2010 A (AMT) (A+/A1)
1,470,000	5.000	10/01/2023	1,492,668

			46,974,585

Arizona – 2.4%
Arizona Department of Transportation State Highway RB Series 2013 A (AA+/Aa2)
14,250,000	5.000	07/01/2023	15,446,573
Arizona Department of Transportation State Highway Taxable RB Refunding Series 2020 (AA+/Aa1)
2,750,000	1.783	07/01/2022	2,769,773
19,000,000	1.958	07/01/2024	19,135,280
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (AA-/NR)(d)
59,270,000	(3 Mo. LIBOR + 0.81%), 2.089	01/01/2037	57,216,295
Arizona Industrial Development Authority RB for Equitable School Revolving Fund LLC Obligated Group Series 2019 A (A/NR)
170,000	5.000	11/01/2020	173,864
250,000	5.000	11/01/2021	264,180
250,000	5.000	11/01/2022	272,370
505,000	5.000	11/01/2023	565,837
395,000	5.000	11/01/2024	454,467
340,000	5.000	11/01/2025	401,282
Arizona Industrial Development Authority RB for Great Lakes Senior Living Communities LLC Project First Tier Series 2019 A (BBB+/NR)
675,000	5.000	01/01/2022	677,187
600,000	5.000	01/01/2023	601,938
575,000	5.000	01/01/2024	576,708
Arizona Industrial Development Authority RB for Great Lakes Senior Living Communities LLC Project Second Tier Series 2019 B (BBB/NR)
485,000	5.000	01/01/2022	485,766
505,000	5.000	01/01/2023	505,343
560,000	5.000	01/01/2024	559,765
Arizona School Facilities Board COPS Refunding Series 2015 A (AA-/Aa2)
8,000,000	5.000	09/01/2020	8,128,080
Arizona Transportation Board Excise Tax RB Refunding for Regional Area Road Series 2016 (AA+/Aa1)
5,820,000	5.000	07/01/2021	6,102,503
Chandler Industrial Development Authority RB for Intel Corp. Series 2019 (AMT) (A+/A1)(a)(b)
9,365,000	5.000	06/03/2024	10,376,420
City of Phoenix Civic Improvement Corporation RB Taxable Refunding for Rental Car Facility Charge Series 2019 B (A/A2)
1,000,000	2.007	07/01/2020	1,002,050
3,000,000	2.107	07/01/2021	3,023,790
3,150,000	2.163	07/01/2022	3,198,321
2,050,000	2.226	07/01/2023	2,093,194

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Arizona – (continued)
City of Phoenix Civic Improvement Corporation Water System RB Refunding Junior Lien Series 2016 (A+/A1)(c)
$5,000,000	5.000%	07/01/2020	$5,047,550
County of Pinal RB Refunding Series 2014 (AA-/NR)
2,465,000	5.000	08/01/2021	2,591,257
Glendale City GO Refunding Bonds Series 2015 (AGM) (AA/A1)
3,000,000	4.000	07/01/2020	3,021,300
3,400,000	4.000	07/01/2021	3,521,312
1,665,000	5.000	07/01/2022	1,807,141
Maricopa County Community College District GO Refunding Bonds Series 2016 (AAA/Aaa)
9,505,000	5.000	07/01/2021	9,967,608
16,400,000	5.000	07/01/2023	18,331,592
Maricopa County Industrial Development Authority RB Refunding for Legacy Traditional School Obligated Group Series 2019 A (SD CRED PROG) (AA-/Ba2)
125,000	4.000	07/01/2023	132,315
135,000	4.000	07/01/2024	144,675

			178,595,736

Arkansas – 0.2%
Conway Health Facilities Board RB Refunding for Conway Regional Medical Center, Inc. Series 2019 (BBB+/NR)
250,000	5.000	08/01/2021	259,557
250,000	5.000	08/01/2022	266,318
235,000	5.000	08/01/2023	256,364
400,000	5.000	08/01/2024	446,296
Fort Smith School District No. 100 GO Bonds for Arkansas Construction Series 2018 A (ST AID WITHHLDG) (NR/Aa2)
1,295,000	3.000	02/01/2021	1,314,632
1,950,000	3.000	02/01/2022	2,010,118
1,510,000	3.000	02/01/2023	1,578,343
Little Rock Arkansas Sewer RB Refunding Series 2015 (NR/Aa3)
1,075,000	3.000	10/01/2020	1,085,051
Pulaski County Little Rock School District GO Refunding Bonds Series 2015 (ST AID WITHHLDG) (NR/Aa2)
6,050,000	3.000	02/01/2021	6,141,718

			13,358,397

California – 6.1%
Alameda Corridor Transportation Authority RB for Capital Appreciation Refunding Subordinate Lien Series 2004 A (AMBAC) (BBB+/Baa2)(e)
255,000	0.000	10/01/2020	252,600
Alameda Corridor Transportation Authority RB for Capital Appreciation Refunding Subordinate Lien Series 2004 A (ETM) (AMBAC) (NR/Aaa)(c)(e)
12,325,000	0.000	10/01/2020	12,254,871
Atwater Wastewater RB Refunding Series 2017 A (AGM) (AA/NR)
500,000	5.000	05/01/2021	521,105
335,000	5.000	05/01/2022	361,264
300,000	5.000	05/01/2023	333,873
265,000	5.000	05/01/2024	304,209

Municipal Bonds – (continued)
California – (continued)
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area RMKT 05/01/13 Series 2006 C-1 (AA/Aa3)(a)
10,000,000	(SIFMA Municipal Swap Index Yield + 0.90%), 5.610%	05/01/2023	10,068,400
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area RMKT 06/03/13 Series 2006 C-1 (AA/Aa3)(a)
7,000,000	(SIFMA Municipal Swap Index Yield + 0.90%), 5.610	05/01/2023	7,047,880
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area Series 2001 A (AA/NR)(a)
15,000,000	(SIFMA Municipal Swap Index Yield + 1.25%), 5.960	04/01/2027	15,707,400
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area Series 2017 C (AA/Aa3)(a)(b)
11,175,000	2.100	04/01/2022	11,366,428
California Community College Financing Authority RB for NCCD-Orange Coast Properties LLC Series 2018 (BBB-/NR)
255,000	5.000	05/01/2021	264,583
1,000,000	5.000	05/01/2023	1,057,440
535,000	5.000	05/01/2024	573,509
California Infrastructure & Economic Development Bank RB Refunding for The J. Paul Getty Trust Project Series 2013 A-1 (AAA/Aaa)(a)
20,000,000	(1 Mo. LIBOR + 0.33%), 1.437	04/01/2022	19,884,200
California Municipal Finance Authority RB for Anaheim Electric System Distribution Facilities 2nd Lien Qualified Obligations Series 2015 (A+/NR)(a)
10,000,000	(SIFMA Municipal Swap Index Yield + 0.35%), 5.060	12/01/2020	10,001,600
California Municipal Finance Authority RB for Waste Management, Inc. Series 2009 A (A-/NR)(a)(b)(f)
1,800,000	1.300	02/03/2025	1,694,286
California Municipal Finance Authority RB Refunding for California Lutheran University Series 2018 (NR/Baa1)
325,000	5.000	10/01/2020	330,990
250,000	5.000	10/01/2021	263,557
250,000	5.000	10/01/2022	260,897
225,000	5.000	10/01/2023	238,007
275,000	5.000	10/01/2024	294,300
275,000	5.000	10/01/2025	297,512
California Municipal Finance Authority Student Housing RB for Bowles Hall Foundation Series 2015 A (NR/Baa3)
150,000	3.000	06/01/2020	150,402
100,000	4.000	06/01/2022	103,486
California State Various Purpose GO Bonds RMKT 11/15/17 Series 2013 B (AA-/Aa2)(a)
15,000,000	(SIFMA Municipal Swap Index Yield + 0.38%), 5.090	12/01/2022	14,899,350
California Statewide Communities Development Authority RB for Irvine East Campus Apartments, CHF-Irvine LLC Series 2017 (NR/Baa1)
1,545,000	5.000	05/15/2021	1,610,415

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
California Statewide Communities Development Authority RB for Methodist Hospital of Southern California Obligated Group Series 2018 (BBB+/NR)
$300,000	5.000%	01/01/2021	$307,788
500,000	5.000	01/01/2022	529,675
500,000	5.000	01/01/2023	545,350
California Statewide Communities Development Authority RB Refunding for Irvine East Campus Apartments, CHF-Irvine LLC Series 2016 (NR/Baa1)
1,150,000	5.000	05/15/2020	1,155,232
1,250,000	5.000	05/15/2021	1,302,925
Chino Public Financing Authority Tax Exempt RB Series 2019 A (NR/NR)
275,000	3.000	09/01/2020	276,339
195,000	3.000	09/01/2021	197,641
205,000	3.000	09/01/2022	208,700
210,000	3.000	09/01/2023	214,889
215,000	3.000	09/01/2024	220,590
225,000	4.000	09/01/2025	242,768
Chula Vista Elementary School District GO Bonds Anticipation Notes Series 2019 (AA-/NR)(e)
2,340,000	0.000	08/01/2023	2,262,359
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2017 A-1 (A/NR)
6,000,000	5.000	06/01/2020	6,030,900
5,000,000	5.000	06/01/2021	5,177,700
6,000,000	5.000	06/01/2022	6,385,440
6,000,000	5.000	06/01/2023	6,546,480
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2018 A-1 (BB-/NR)
13,885,000	3.500	06/01/2036	13,597,025
Inland Empire Tobacco Securitization Authority RB Turbo Asset- Backed Bonds Series 2019 (A-/NR)
1,875,000	3.678	06/01/2038	1,922,981
Irvine City Limited Obligation Improvement Bonds Reassessment District No. 15-2 Series 2015 (NR/NR)
725,000	4.000	09/02/2020	731,155
775,000	5.000	09/02/2021	807,496
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 A (NR/NR)
1,765,000	5.000	09/01/2022	1,879,778
1,135,000	5.000	09/01/2023	1,237,502
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 B (NR/NR)
600,000	4.000	09/01/2023	628,926
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 C (NR/NR)
520,000	4.000	09/01/2023	543,504
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 D (NR/NR)
255,000	3.000	09/01/2022	258,642
415,000	4.000	09/01/2023	435,700
Lake Elsinore Public Financing Authority Local Agency RB Refunding for Community Facilities District No. 88-3 Series 2015 B (AGM) (AA/NR)
1,235,000	5.000	09/01/2020	1,255,032

Municipal Bonds – (continued)
California – (continued)
Lake Elsinore Public Financing Authority Local Agency RB Refunding Series 2015 (NR/NR)
785,000	5.000	09/01/2021	816,055
Los Angeles Unified School District GO Bonds for Qualified School Construction Series 2010 J-2 (A+/Aa3)
27,900,000	5.720	05/01/2027	33,011,001
Los Angeles Unified School District GO Bonds Series KRY 2010 CA (A+/Aa3)
29,145,000	5.250	07/01/2028	29,409,928
Natomas Unified School District GO Refunding Bonds Series 2013 (BAM) (AA/A1)
730,000	4.000	09/01/2020	738,074
650,000	4.000	09/01/2021	674,407
Newport Mesa Unified School District GO Bonds Series 2011 (AA+/Aaa)(c)(e)
11,625,000	0.000	08/01/2021	1,897,200
Northern California Gas Authority No. 1 RB for Gas Project Series 2007 B (BBB+/A3)(d)
10,855,000	(3 Mo. LIBOR + 0.72%), 1.999	07/01/2027	10,602,078
Rancho Cordova Community Facilities District No. 2003-1 Special Tax Refunding for Sunridge Anatolia Series 2016 (NR/NR)
380,000	4.000	09/01/2022	394,014
Roseville California Community Facilities District No. 1 Special Tax Refunding for Fiddyment Ranch Project Series 2017 (NR/NR)
1,000,000	4.000	09/01/2020	1,008,430
675,000	5.000	09/01/2021	702,763
800,000	5.000	09/01/2022	851,056
1,835,000	5.000	09/01/2023	1,998,829
Sacramento County Sanitation District Financing Authority RB Refunding for Sacramento County Regional Series 2007 B (NATL-RE) (AA/Aa3)(d)
47,675,000	(3 Mo. LIBOR + 0.53%), 1.589	12/01/2035	45,603,045
San Diego Community College District GO Bonds for Election of 2006 Series 2013 (AAA/Aaa)(g)
42,470,000	0.000	08/01/2041	23,369,542
San Francisco City & County Airport Commission RB Refunding for San Francisco International Airport Second Series 2012 A (AMT) (A+/A1)
6,250,000	5.000	05/01/2026	6,653,375
Sequoia Union High School District GO Refunding Bonds Series 2020 (NR/Aaa)
1,060,000	1.447	07/01/2020	1,061,134
160,000	1.600	07/01/2023	161,074
State of California GO Bonds for General Obligation High Speed Train Series 2017 A (AA-/Aa2)
12,400,000	2.367	04/01/2022	12,627,540
State of California GO Bonds RMKT 10/01/12 Series 2004 B-2 (AA+/Aa1)(a)(b)
15,545,000	0.500	04/01/2020	15,545,000
State of California GO Unlimited Various Purpose Bonds Series 2019 A (AA-/Aa2)
29,705,000	2.350	04/01/2022	30,240,284
State of California Various Purpose GO Bonds for Bid Group A Series 2018 (AA-/Aa2)
52,000,000	5.000	10/01/2022	56,913,480

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
Stockton Public Financing Authority Wastewater RB Series 2019 (A/NR)
$8,950,000	1.400%	06/01/2022	$8,918,228
Tobacco Securitization Authority Northern California Tobacco Settlement RB Asset-Backed Bonds Series 2005 A-1 (BBB/Baa2)
810,000	4.750	06/01/2023	810,040
Tobacco Securitization Authority of Southern California RB Refunding for San Diego County Tobacco Asset Securitization Corp. Series 2019 A-1 (A/NR)
1,415,000	5.000	06/01/2020	1,422,655
2,500,000	5.000	06/01/2021	2,594,575
2,000,000	5.000	06/01/2022	2,136,940
1,750,000	5.000	06/01/2024	1,967,823
Tobacco Securitization Authority of Southern California RB Refunding for San Diego County Tobacco Asset Securitization Corp. Series 2019 B-1 (BBB+/NR)
750,000	2.250	06/01/2029	746,625
Ventura County Capital Appreciation GO Bonds for Conejo Valley Unified School District for Election of 2014 Series A (AGM) (AA/Aa3)(e)
1,775,000	0.000	08/01/2020	1,767,705

			459,687,981

Colorado – 2.3%
City of Aurora COPS Refunding Series 2019 (AA/Aa1)
1,000,000	5.000	12/01/2020	1,025,780
450,000	5.000	12/01/2021	478,926
325,000	5.000	12/01/2022	357,123
275,000	5.000	12/01/2023	311,597
875,000	5.000	12/01/2024	1,021,387
City of Boulder Water & Sewer RB Refunding Series 2012 (AAA/Aa1)
1,000,000	5.000	12/01/2020	1,025,980
Colorado E-470 Public Highway Authority Senior RB Refunding Series 2015 A (A/A2)
1,000,000	5.000	09/01/2020	1,015,420
Colorado Health Facilities Authority RB for CommonSpirit Health Obligated Group Catholic Health Initiatives Project Series 2013 A (BBB+/Baa1)(c)
2,805,000	5.250	01/01/2023	3,086,201
Colorado Health Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-1 (BBB+/Baa1)
3,890,000	5.000	08/01/2025	4,422,074
Colorado Health Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-2 (BBB+/Baa1)
3,995,000	5.000	08/01/2025	4,541,436
Colorado Health Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 B-1 (BBB+/Baa1)(a)(b)
8,275,000	5.000	08/01/2025	9,503,258
Colorado Health Facilities Authority RB Refunding for Covenant Retirement Communities, Inc. Series 2015 A (A-/NR)
1,000,000	5.000	12/01/2020	1,012,150

Municipal Bonds – (continued)
Colorado – (continued)
Colorado Health Facilities Authority RB Refunding for Evangelical Lutheran Good Samaritan Society Project Series 2017 (ETM) (A-/NR)(c)
400,000	5.000	06/01/2020	402,520
700,000	5.000	06/01/2021	731,311
500,000	5.000	06/01/2022	541,015
Colorado Health Facilities Authority RB Refunding for Sanford Obligated Group Series 2019 A (A+/NR)
3,025,000	5.000	11/01/2020	3,092,155
2,245,000	5.000	11/01/2021	2,379,251
1,800,000	5.000	11/01/2022	1,971,144
1,350,000	5.000	11/01/2023	1,524,717
1,120,000	5.000	11/01/2024	1,300,454
Colorado Health Facilities Authority RB Refunding for Sisters of Charity of Leavenworth Health System, Inc. Obligated Group Series 2019 A (AA-/Aa3)
965,000	5.000	01/01/2022	1,027,156
810,000	5.000	01/01/2023	885,986
1,500,000	5.000	01/01/2024	1,689,300
Colorado Health Facilities Authority Taxable RB Refunding for Sanford Obligated Group Series 2019 B (A+/NR)
1,000,000	2.075	11/01/2020	994,510
800,000	2.185	11/01/2021	810,608
1,275,000	2.237	11/01/2022	1,300,895
1,250,000	2.396	11/01/2023	1,285,413
Denver City & County Airport RB Refunding Series 2019 D (A+/A1)(a)(b)
8,270,000	5.000	11/15/2022	8,927,300
Denver City & County School District No. 1 GO Bonds Series 2012 B (ST AID WITHHLDG) (AA+/Aa1)(c)
24,390,000	5.000	12/01/2022	26,846,073
Denver City & County School District No. 1 GO Refunding Bonds Series 2012 A (ST AID WITHHLDG) (AA+/Aa1)(c)
4,060,000	5.000	12/01/2021	4,325,849
Denver City & County School District No. 1 GO Refunding Bonds Series 2014 B (ST AID WITHHLDG) (AA+/Aa1)
3,660,000	5.000	12/01/2023	4,158,345
3,470,000	5.000	12/01/2024	4,062,572
Denver Colorado Health and Hospital Authority Healthcare RB Refunding Series 2017 A (BBB/NR)(f)
2,415,000	5.000	12/01/2020	2,470,424
4,110,000	5.000	12/01/2021	4,340,530
4,315,000	5.000	12/01/2022	4,682,207
4,530,000	5.000	12/01/2023	5,046,647
4,760,000	5.000	12/01/2024	5,431,112
Denver Health & Hospital Authority COPS Series 2018 (BBB/NR)
110,000	5.000	12/01/2020	112,524
220,000	5.000	12/01/2021	232,340
300,000	5.000	12/01/2022	325,530
Jefferson County School District R-1 GO Bonds Series 2012 (ST AID WITHHLDG) (AA/Aa2)(c)
5,925,000	4.000	12/15/2022	6,391,120
12,040,000	5.000	12/15/2022	13,303,839

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Colorado – (continued)
South Sloan’s Lake Metropolitan District No. 2 GO Improvement Bonds Series 2019 (AGM) (AA/Baa3)
$25,000	5.000%	12/01/2021	$26,419
50,000	5.000	12/01/2022	54,350
150,000	5.000	12/01/2024	171,365
University of Colorado Enterprise System RB Refunding Series 2019 A-2 (AA+/Aa1)
5,610,000	1.780	06/01/2024	5,684,613
University of Colorado Hospital Authority RB Refunding for University of Colorado Health Obligated Group Series 2019 C (AA/Aa3)(a)(b)
17,145,000	5.000	11/15/2024	19,351,733
University of Colorado Hospital Authority RB Series 2017 C-2 (AA/Aa3)(a)(b)
7,230,000	5.000	03/01/2022	7,560,773
Vauxmont Metropolitan District GO Refunding Bonds Series 2020 (AGM) (AA/NR)(h)
150,000	5.000	12/01/2021	155,530
165,000	5.000	12/01/2022	175,567
195,000	5.000	12/01/2023	212,716
200,000	5.000	12/01/2024	223,342
180,000	5.000	12/01/2025	204,914

			172,215,501

Connecticut – 2.9%
City of New Haven GO Bonds Series 2018 A (BBB+/NR)
1,250,000	5.000	08/01/2021	1,305,700
1,000,000	5.000	08/01/2023	1,068,290
945,000	5.000	08/01/2024	1,021,035
600,000	5.000	08/01/2025	653,094
City of New Haven GO Bonds Series 2019 A (AGM) (AA/A2)
1,500,000	5.000	08/01/2023	1,632,825
City of New Haven GO Bonds Series 2019 A (BBB+/Baa1)
1,300,000	5.000	08/01/2021	1,358,110
City of New Haven GO Refunding Bonds Series 2019 B (BBB+/Baa1)
600,000	5.000	02/01/2021	616,800
City of Waterbury GO Refunding Bonds Series 2020 C (AA-/NR)
2,295,000	1.689	09/01/2020	2,295,826
755,000	1.895	09/01/2024	757,696
Connecticut State GO Bonds Series 2013 A (A/A1)
5,215,000	5.000	10/15/2023	5,820,514
Connecticut State GO Bonds Series 2015 C (A/A1)(d)
10,000,000	(SIFMA Municipal Swap Index Yield + 0.80%), 5.510	06/15/2020	9,999,000
Connecticut State GO Bonds Series 2015 F (A/A1)
6,615,000	5.000	11/15/2021	6,985,043
5,685,000	5.000	11/15/2022	6,184,086
4,460,000	5.000	11/15/2023	4,989,447
Connecticut State GO Bonds Series 2017 A (A/A1)
1,705,000	5.000	04/15/2022	1,822,713
Connecticut State GO Refunding Bonds Series 2010 D (A/A1)
7,500,000	5.000	10/01/2022	7,619,025
Connecticut State GO Refunding Bonds Series 2017 B (A/A1)
18,110,000	3.000	04/15/2022	18,637,182
Connecticut State GO Refunding Bonds Series 2020 B (A/A1)
1,000,000	3.000	01/15/2021	1,011,740

Municipal Bonds – (continued)
Connecticut – (continued)
Connecticut State Health & Educational Facilities Authority RB for Yale New Haven Health System Series 2014 B (AA-/Aa3)(a)(b)
2,880,000	1.800	07/01/2024	2,883,341
Connecticut State Health & Educational Facilities Authority RB for Yale University Series 2001 V-2 (AAA/Aaa)(a)(b)
15,035,000	0.600	04/01/2020	15,035,000
Connecticut State Health & Educational Facilities Authority RB for Yale University Series 2010 A-3 (AAA/Aaa)(a)(b)
11,260,000	1.800	02/09/2021	11,259,887
Connecticut State Health & Educational Facilities Authority RB for Yale University Series 2019 U-1 (AAA/Aaa)(a)(b)
13,300,000	2.000	02/08/2022	13,408,661
Connecticut State Health & Educational Facilities Authority RB Refunding for The University of Hartford Series 2019 (BBB-/NR)
100,000	5.000	07/01/2021	104,230
400,000	5.000	07/01/2022	419,460
415,000	5.000	07/01/2023	442,809
375,000	5.000	07/01/2024	406,215
Connecticut State Health & Educational Facilities Authority RB Refunding for Yale University Series 2017 B-1 (AAA/Aaa)(a)(b)
4,925,000	5.000	07/01/2020	4,971,196
Connecticut State Health & Educational Facilities Authority RB Refunding for Yale University Series 2017 C-2 (AAA/Aaa)(a)(b)
49,750,000	5.000	02/01/2023	54,798,630
New Haven GO Refunding Bonds Series 2015 B (ETM) (BAM) (AA/Baa1)(c)
6,265,000	5.000	08/15/2021	6,598,737
State of Connecticut Special Tax Obligation RB for Transportation Infrastructure Purpose Build America Bonds Series 2010 B (A+/A1)
3,780,000	4.576	11/01/2022	4,064,974
State of Connecticut Special Tax Obligation RB Refunding for Transportation Infrastructure Purposes Series 2011 B (A+/A1)
5,035,000	3.000	12/01/2022	5,158,811
Town of Fairfield GO Bonds Series 2019 (SP-1+/MIG1)
3,435,000	3.000	07/10/2020	3,446,919
Town of Ridgefield GO Bonds Series 2020 (NR/NR)
10,000,000	2.000	08/20/2020	10,010,600
University of Connecticut GO Bonds Series 2015 A (A+/A1)
8,640,000	5.000	02/15/2021	8,920,714
West Haven GO Bonds Series 2017 A (BBB/Baa3)
400,000	4.000	11/01/2020	403,408
400,000	4.000	11/01/2021	408,860
415,000	5.000	11/01/2022	439,331
400,000	5.000	11/01/2023	430,632
West Haven GO Bonds Series 2017 B (BBB/Baa3)
390,000	4.000	11/01/2020	393,323
790,000	5.000	11/01/2022	836,317

			218,620,181

Delaware – 0.3%
Delaware Health Facilities Authority RB for Beebee Medical Center Project Series 2018 (BBB/NR)
475,000	5.000	06/01/2023	520,562
305,000	5.000	06/01/2024	342,286

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Delaware – (continued)
Delaware State GO Bonds Series 2018 A (AAA/Aaa)
$3,250,000	5.000%	02/01/2021	$3,355,560
3,500,000	5.000	02/01/2022	3,747,310
1,750,000	5.000	02/01/2023	1,938,422
Delaware State GO Bonds Series 2019 (AAA/Aaa)
10,000,000	5.000	02/01/2023	11,076,700
Delaware State Health Facilities Authority RB Refunding for Christiana Care Health System Obligated Group Series 2020 (AA+/Aa2)
870,000	1.640	10/01/2020	873,201
530,000	1.680	10/01/2021	534,325
560,000	1.730	10/01/2022	568,406
660,000	1.790	10/01/2023	670,204

			23,626,976

District of Columbia – 0.7%
District of Columbia RB for KIPP DC Obligated Group Series 2019 (BBB+/NR)
230,000	4.000	07/01/2021	237,017
200,000	5.000	07/01/2023	213,594
District of Columbia RB for National Public Radio, Inc. Series 2010 A (A+/A2)(c)
3,205,000	5.000	04/01/2020	3,205,000
District of Columbia RB Refunding Series 2019 A (AAA/Aa1)
5,000,000	5.000	03/01/2024	5,733,700
District of Columbia RB Refunding Series 2019 C (AAA/Aa1)
10,000,000	5.000	10/01/2022	10,952,700
15,715,000	5.000	10/01/2023	17,784,194
District of Columbia Water & Sewer Authority RB Refunding Subordinate Lien Series 2019 C (AA+/Aa2)(a)(b)
6,840,000	1.750	10/01/2024	6,723,994
Metropolitan Washington Airports Authority RB Refunding Series 2012 A (AMT) (AA-/Aa3)
4,100,000	5.000	10/01/2029	4,410,575
Metropolitan Washington Airports Authority RB Refunding Series 2015 B (AMT) (AA-/Aa3)
4,750,000	5.000	10/01/2020	4,838,017

			54,098,791

Florida – 3.6%
Anthem Park Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (A-/NR)
325,000	2.000	05/01/2020	325,110
335,000	2.250	05/01/2021	336,856
340,000	2.250	05/01/2022	341,350
350,000	2.500	05/01/2023	352,359
Arborwood Community Development District RB Capital Improvement Refunding Senior Lien Series 2018 A-1 (AGM) (AA/NR)
1,085,000	2.000	05/01/2020	1,085,369
1,110,000	2.125	05/01/2021	1,115,139
1,135,000	2.250	05/01/2022	1,151,809
1,160,000	2.500	05/01/2023	1,191,181
Avelar Creek Community Development District Special Assessment Refunding Series 2016 (A-/NR)
165,000	2.000	05/01/2020	165,101
170,000	2.000	05/01/2021	171,198

Municipal Bonds – (continued)
Florida – (continued)
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Florida Senior Lien Series 2015 A-1 (A-/NR)
555,000	2.600	05/01/2020	555,599
570,000	3.000	05/01/2021	579,867
465,000	3.125	05/01/2022	479,122
465,000	3.250	05/01/2023	484,660
Bay Laurel Center Community Development District Special Assessment RB Refunding Series 2016 Candler (BBB+/NR)
125,000	2.250	05/01/2020	125,100
130,000	2.250	05/01/2021	131,292
130,000	2.250	05/01/2022	131,391
Baywinds Community Development District Senior Special Assessment Refunding Bonds Series 2017 A-1 (BBB-/NR)
285,000	3.500	05/01/2020	285,470
295,000	3.500	05/01/2021	301,201
305,000	3.500	05/01/2022	315,260
Bonterra Community Development District Special Assessment Bonds Senior Series 2017 A-1 (A-/NR)
180,000	2.000	05/01/2020	180,090
185,000	2.100	05/01/2021	186,263
185,000	2.375	05/01/2022	186,654
190,000	2.500	05/01/2023	192,869
Broward County School Board COPS Series 2017 C (A+/Aa3)
2,070,000	5.000	07/01/2023	2,322,250
Cape Coral Florida Water & Sewer Revenue Special Assessment Refunding Various Areas Series 2017 (AGM) (AA/A2)
925,000	1.900	09/01/2020	926,323
1,165,000	2.125	09/01/2022	1,180,879
1,035,000	2.250	09/01/2023	1,058,411
Caribe Palm Community Development District Special Assessment Refunding Series 2017 (A-/NR)
81,000	3.500	05/01/2020	81,147
85,000	3.500	05/01/2021	86,999
83,000	3.500	05/01/2022	86,294
87,000	3.500	05/01/2023	91,541
40,000	4.000	05/01/2024	43,221
Central Florida Expressway Authority RB Senior Lien Series 2019 A (A+/A1)
360,000	5.000	07/01/2020	363,413
625,000	5.000	07/01/2021	654,544
430,000	5.000	07/01/2022	465,707
1,240,000	5.000	07/01/2023	1,386,469
Central Florida Expressway Authority RB Senior Lien Series 2019 B (A+/A1)
500,000	5.000	07/01/2020	504,740
1,100,000	5.000	07/01/2021	1,151,997
750,000	5.000	07/01/2022	812,280
2,225,000	5.000	07/01/2023	2,487,817
Century Gardens at Tamiami Community Development District Special Assessment Bonds Series 2018 (BBB/NR)
95,000	3.000	11/01/2020	95,633
95,000	3.000	11/01/2021	96,603
100,000	3.000	11/01/2022	101,909
105,000	3.000	11/01/2023	107,368
105,000	3.500	11/01/2024	109,843

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Century Gardens at Tamiami Community Development District Special Assessment Refunding Series 2016 (BBB/NR)
$220,000	2.000%	05/01/2020	$220,053
225,000	2.250	05/01/2021	226,294
Concord Station Community Development District Capital Improvement RB Refunding Senior Lien Series 2016 A-1 (A/NR)
830,000	2.000	05/01/2020	830,249
840,000	2.000	05/01/2021	842,595
860,000	2.125	05/01/2022	863,853
Coronado Community Development District Special Assessment Refunding & Improvement Bonds Series 2017 (BBB/NR)
119,000	2.375	05/01/2020	119,088
122,000	2.625	05/01/2021	123,386
126,000	2.750	05/01/2022	128,085
Country Greens Community Development District Special Assessment RB Refunding Senior Lien Series 2016 A-1 (A-/NR)
160,000	3.000	05/01/2024	164,730
Country Walk Community Development District Special Assessment Senior Lien RB Refunding Series 2015 A-1 (A-/NR)
185,000	2.750	05/01/2020	185,242
County of Broward RB for Airport System Series 2019 A (AMT) (A+/A1)
3,000,000	5.000	10/01/2020	3,055,740
1,110,000	5.000	10/01/2021	1,171,727
740,000	5.000	10/01/2022	792,488
625,000	5.000	10/01/2023	685,188
945,000	5.000	10/01/2024	1,058,239
County of Broward RB Refunding for Airport System Series 2019 B (AMT) (A+/A1)
920,000	5.000	10/01/2020	937,093
265,000	5.000	10/01/2021	279,737
285,000	5.000	10/01/2022	305,215
215,000	5.000	10/01/2023	235,704
355,000	5.000	10/01/2024	397,540
County of Escambia RB Refunding for International Paper Co. Series 2019 B (BBB/Baa2)(a)(b)
425,000	2.000	10/01/2024	416,547
County of Escambia Solid Waste Disposal System RB for Gulf Power Company First Series 2009 (A/A2)(a)(b)
14,400,000	1.800	11/19/2020	14,443,200
County of Hillsborough Utility RB Refunding Series 2019 (AA+/ Aaa)
1,870,000	5.000	08/01/2020	1,892,646
1,615,000	5.000	08/01/2022	1,752,323
3,750,000	5.000	08/01/2023	4,185,713
County of Miami-Dade Aviation RB Refunding Series 2012 A (AMT) (A/A2)(c)
8,810,000	5.000	10/01/2022	9,585,632
County of Miami-Dade Florida Transit System RB Refunding Series 2019 (AA/NR)
3,490,000	5.000	07/01/2024	4,034,091
County of Miami-Dade RB for Water & Sewer System Series 2010 (AA-/Aa3)(c)
12,845,000	5.000	10/01/2020	13,097,276

Municipal Bonds – (continued)
Florida – (continued)
County of Osceola Transportation RB Refunding Series 2019 A-1 (BBB+/NR)
300,000	5.000	10/01/2021	316,083
250,000	5.000	10/01/2022	271,558
315,000	5.000	10/01/2023	351,990
300,000	5.000	10/01/2024	343,701
275,000	5.000	10/01/2025	322,011
Double Branch Community Development District Special Assessment Refunding Senior Lien Series 2013 A-1 (A/NR)
250,000	3.000	05/01/2020	250,383
Durbin Crossing Community Development District Special Assessment Refunding Senior Series 2017 A-1 (AGM) (AA/NR)
1,465,000	2.000	05/01/2020	1,465,396
1,495,000	2.125	05/01/2021	1,502,400
Enclave at Black Point Marina Community Development District Special Assessment Refunding & Improvement Series 2017 (BBB/NR)
120,000	3.000	05/01/2020	120,146
120,000	3.000	05/01/2021	121,843
125,000	3.000	05/01/2022	127,524
130,000	3.000	05/01/2023	133,543
Fiddlers Creek Community Development District No. 2 Special Assessment Refunding Series 2019 (NR/NR)
2,760,000	4.250	05/01/2029	2,824,584
Florida Department of Management Services COPS Refunding Series 2018 A (AA+/Aa1)
10,000,000	5.000	11/01/2022	10,897,500
Florida Development Finance Corp. RB for Imagine School at Broward Series 2019 A (NR/Baa3)(f)
300,000	2.625	12/15/2024	294,540
Florida Development Finance Corp. RB for Virgin Trains USA Florida LLC Series 2019 B (AMT) (NR/Aaa)(a)(b)
35,000,000	0.620	06/18/2020	34,977,250
Florida State Full Faith and Credit State Board of Education Public Education Capital Outlay Tax-Exempt Bonds Series 2011 A (AAA/Aaa)
5,860,000	5.000	06/01/2021	5,897,328
Fontainbleau Lakes Community Development District Special Assessment RB Refunding Series 2016 (BBB+/NR)
225,000	2.000	05/01/2020	225,128
230,000	2.000	05/01/2021	231,500
235,000	2.500	05/01/2022	238,711
245,000	2.500	05/01/2023	249,140
245,000	2.500	05/01/2024	248,545
255,000	2.750	05/01/2025	261,426
260,000	3.000	05/01/2026	270,616
Greater Orlando Aviation Authority RB Refunding Series 2012 A (AA-/Aa3)
825,000	5.000	10/01/2021	870,878
Hawks Point Community Development District Special Assessment Refunding Senior Series 2017 A-1 (A-/NR)(f)
225,000	3.500	05/01/2020	225,410
235,000	3.500	05/01/2021	240,426
245,000	3.500	05/01/2022	253,751
250,000	3.500	05/01/2023	262,510

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Heritage Isle at Viera Community Development District Special Assessment Refunding Series 2017 (AGM) (AA/NR)
$185,000	4.000%	05/01/2020	$185,355
190,000	4.000	05/01/2021	194,699
200,000	4.000	05/01/2022	207,926
205,000	4.000	05/01/2023	216,357
Heritage Landing Community Development District Special Assessment Refunding Series 2015 (BBB/NR)
535,000	2.500	05/01/2020	535,375
Highlands Community Development District Special Assessment Refunding Series 2016 (BBB/NR)
285,000	2.250	05/01/2020	285,157
290,000	2.250	05/01/2021	291,824
295,000	2.250	05/01/2022	296,649
305,000	2.500	05/01/2023	308,874
315,000	2.750	05/01/2024	321,505
320,000	3.000	05/01/2025	330,950
Lake Frances Community Development District Special Assessment Refunding Series 2018 (BBB-/NR)
71,000	3.000	05/01/2020	71,095
75,000	3.000	05/01/2021	76,298
79,000	3.000	05/01/2022	81,051
82,000	3.000	05/01/2023	84,731
81,000	3.000	05/01/2024	84,457
84,000	3.000	05/01/2025	88,027
Lakeshore Ranch Community Development District Senior Special Assessment Refunding Series 2019 A-1 (BBB+/NR)
205,000	3.000	05/01/2020	205,219
250,000	3.000	05/01/2021	253,168
135,000	3.000	05/01/2022	137,310
270,000	3.000	05/01/2023	276,137
355,000	3.000	05/01/2024	363,818
Lee County Moody River Estates Community Development District Special Assessment Refunding Senior Series 2017 A-1 (A-/NR)
275,000	3.500	05/01/2020	275,462
290,000	3.500	05/01/2021	296,316
300,000	3.500	05/01/2022	310,653
305,000	3.500	05/01/2023	319,793
320,000	3.500	05/01/2024	340,557
Miami Special Obligation Non-Ad Valorem RB for Port of Miami Tunnel Project Series 2012 (AA-/Aa3)(f)
2,635,000	5.000	03/01/2021	2,719,346
2,770,000	5.000	03/01/2022	2,952,737
Miami-Dade County Industrial Development Authority Solid Waste Disposal RB Refunding for Waste Management, Inc. Project Series 2018 A (AMT) (A-/NR)(a)
15,065,000	(SIFMA Municipal Swap Index Yield + 0.80%), 5.510	11/01/2021	15,080,065
New River Community Development District Special Assessment Refunding Senior Lien Series 2020 A-1 (BBB/NR)(f)
105,000	3.500	05/01/2021	106,448
110,000	3.500	05/01/2022	112,207
115,000	3.500	05/01/2023	117,968
120,000	3.500	05/01/2024	123,554
125,000	3.500	05/01/2025	129,640

Municipal Bonds – (continued)
Florida – (continued)
North Broward Hospital District RB Refunding for Broward Health Series 2017 B (BBB+/Baa2)
1,000,000	5.000	01/01/2021	1,024,150
1,000,000	5.000	01/01/2022	1,054,720
Oak Creek Community Development District Special Assessment Refunding Bonds Series 2015 A-1 (A+/NR)
185,000	3.750	05/01/2024	194,374
Orlando & Orange County Expressway Authority RB Series 2010 C (A+/NR)(c)
12,880,000	5.000	07/01/2020	12,999,140
Orlando Florida Community Redevelopment Agency Tax Increment RB Refunding for Conroy Road District Series 2012 (NR/NR)
1,375,000	5.000	04/01/2020	1,375,000
Orlando Utilities Commission, Utility System RB Refunding Series 2017 A (AA/Aa2)(a)(b)
7,340,000	3.000	10/01/2020	7,376,480
7,000,000	5.000	10/01/2020	7,103,740
Palm Glades Community Development District Senior Special Assessment Bonds Series 2018 A-1 (A/NR)
185,000	3.000	11/01/2020	186,521
190,000	3.000	11/01/2021	194,134
195,000	3.000	11/01/2022	200,752
205,000	3.000	11/01/2023	212,052
210,000	3.000	11/01/2024	219,713
Parkway Center Community Development District Special Assessment for Amenity Projects Series 2018-2 (A-/NR)
85,000	3.500	05/01/2021	86,227
85,000	3.500	05/01/2022	86,827
90,000	3.500	05/01/2023	92,835
95,000	3.500	05/01/2024	98,559
Parkway Center Community Development District Special Assessment Refunding Series 2018-1 (BBB/NR)
235,000	3.500	05/01/2023	240,365
245,000	3.500	05/01/2024	252,352
255,000	3.500	05/01/2025	263,729
Paseo Community Development District Capital Improvement RB Refunding Series 2018 (A-/NR)
300,000	4.000	05/01/2020	300,453
405,000	4.000	05/01/2021	413,128
420,000	4.000	05/01/2022	434,125
435,000	4.000	05/01/2023	455,119
Polk County School District COPS Refunding Series 2020 B (NR/Aa3)
1,480,000	5.000	01/01/2025	1,730,253
Reunion East Community Development District Special Assessment Refunding Series 2015 A (NR/NR)
670,000	4.000	05/01/2020	670,536
River Bend Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (A-/NR)
365,000	2.000	05/01/2020	365,230
375,000	2.000	05/01/2021	377,726
385,000	2.500	05/01/2022	392,107
395,000	2.500	05/01/2023	403,224
405,000	2.500	05/01/2024	413,092
415,000	2.750	05/01/2025	428,081
425,000	3.000	05/01/2026	445,557

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Sausalito Bay Community Development District Special Assessment Refunding Series 2013 (A-/NR)
$100,000	3.000%	05/01/2020	$100,151
School District of Broward County COPS Series 2012 A (NR/NR)(c)
7,310,000	5.000	07/01/2022	7,906,935
South Fork East Community Development District Capital Improvement RB Refunding Series 2017 (BBB/NR)
390,000	2.250	05/01/2020	390,195
395,000	2.625	05/01/2021	398,725
405,000	2.875	05/01/2022	410,492
South Kendall Community Development District Special Assessment Refunding Series 2016 (BBB/NR)
330,000	2.250	11/01/2020	331,023
330,000	2.250	11/01/2021	332,406
335,000	2.250	11/01/2022	335,800
South Village Community Development District Capital Improvement and Special Assessment Refunding Senior Lien Series 2016 A-1 (A/NR)
305,000	2.000	05/01/2020	305,128
100,000	2.000	05/01/2021	100,576
100,000	2.125	05/01/2022	100,123
100,000	2.375	05/01/2023	100,334
100,000	2.500	05/01/2024	100,279
100,000	2.750	05/01/2025	101,507
100,000	3.000	05/01/2026	102,877
South-Dade Venture Community Development District Special Assessment RB Refunding Series 2012 (BBB/NR)
375,000	4.375	05/01/2021	385,650
390,000	4.500	05/01/2022	409,570
State Board of Administration Finance Corp. RB for Florida Hurricane Catastrophe Fund Finance Corp. Series 2013 A (AA/Aa3)
19,000,000	2.995	07/01/2020	18,982,330
Stonebrier Community Development District Special Assessment Refunding Series 2016 (A-/NR)
250,000	2.000	05/01/2020	250,140
255,000	2.250	05/01/2021	256,084
260,000	2.250	05/01/2022	262,517
Talis Park Community Development District Capital Improvement RB Refunding Senior Series 2016 A-1 (BBB+/NR)
175,000	2.000	05/01/2020	175,103
180,000	2.250	05/01/2021	181,692
185,000	2.250	05/01/2022	186,828
Tolomato Community Development District Special Assessment GO Refunding Bonds Senior Lien Series 2018 A-1 (AGM) (AA/NR)
970,000	2.000	05/01/2020	970,310
990,000	2.125	05/01/2021	994,584
1,015,000	2.250	05/01/2022	1,028,987
1,040,000	2.500	05/01/2023	1,067,321
Trails at Monterey Community Development District Special Assessment Refunding Series 2012 (A-/NR)
115,000	3.500	05/01/2020	115,219
115,000	3.750	05/01/2021	117,988

Municipal Bonds – (continued)
Florida – (continued)
Trails at Monterey Community Development District Special Assessment Refunding Series 2012 (A-/NR) – (continued)
125,000	3.875	05/01/2022	130,419
125,000	4.000	05/01/2023	130,115
135,000	4.125	05/01/2024	141,669
140,000	4.150	05/01/2025	146,650
145,000	4.250	05/01/2026	151,866
Turnbull Creek Community Development District Senior Special Assessment Refunding Series 2015 A-1 (A/NR)
125,000	2.600	05/01/2020	125,090
Two Creeks Community Development District RB Refunding for Capital Improvement Senior Lien Series 2016 A-1 (A/NR)
160,000	2.000	05/01/2020	160,086
345,000	2.250	05/01/2021	347,836
Venetian Isles Community Development District Special Assessment RB Refunding Series 2013 (A/NR)
240,000	3.000	05/01/2020	240,334
Verano #1 Community Development District Senior Special Assessment Refunding for Community Infrastructure Project Series 2017 A-1 (BBB/NR)(f)
305,000	2.500	05/01/2020	305,256
315,000	2.750	05/01/2021	319,032
325,000	3.000	05/01/2022	332,030
335,000	3.100	05/01/2023	344,413
Village Community Development District No. 10 Special Assessment RB Series 2012 (NR/NR)
655,000	4.500	05/01/2023	672,128
Village Community Development District No. 6 Special Assessment RB Refunding Series 2017 (A-/NR)
330,000	4.000	05/01/2020	330,709
340,000	4.000	05/01/2021	348,483
365,000	4.000	05/01/2022	380,607
385,000	4.000	05/01/2023	408,104
410,000	4.000	05/01/2024	441,345
315,000	4.000	05/01/2025	343,495
Vizcaya In Kendall Community Development District Special Assessment Bonds Series 2016 (BBB-/NR)
200,000	2.250	11/01/2020	200,494
205,000	2.250	11/01/2021	206,078
210,000	2.250	11/01/2022	209,507
215,000	2.500	11/01/2023	216,030
Volusia County School Board COPS Series 2019 (NR/Aa3)
1,330,000	5.000	08/01/2021	1,398,123
1,080,000	5.000	08/01/2022	1,173,658
1,250,000	5.000	08/01/2023	1,402,612
Waters Edge Community Development District Capital Improvement RB Refunding Senior Lien Series 2015 A-1 (BBB+/NR)
390,000	2.375	05/01/2020	390,343
400,000	2.625	05/01/2021	405,236

			266,184,844

Georgia – 3.8%
Bartow County Development Authority RB for Georgia Power Co. Series 2013 (A-/Baa1)(a)(b)
6,360,000	1.550	08/19/2022	6,188,662

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Georgia – (continued)
Brookhaven Development Authority RB for Children’s Healthcare of Atlanta Obligated Group Series 2019 A (AA+/Aa2)
$1,500,000	5.000%	07/01/2022	$1,627,005
1,585,000	5.000	07/01/2023	1,775,992
1,500,000	5.000	07/01/2024	1,732,500
Burke County Development Authority Pollution Control RB for Georgia Power Company Plant Vogtle Project Fifth Series 1994 (A-/Baa1)(a)(b)
3,975,000	2.150	06/13/2024	3,863,978
Burke County Development Authority Pollution Control RB for Georgia Power Company Plant Vogtle Project Fourth Series 1994 (A-/Baa1)(a)(b)
2,115,000	2.250	05/25/2023	2,080,589
Burke County Development Authority Pollution Control RB for Georgia Power Company Plant Vogtle Project Second Series 2008 (A-/NR)(a)(b)
4,000,000	2.925	03/12/2024	4,010,360
Burke County Development Authority Pollution Control RB for Oglethorpe Power Corp. Vogtle Series 2017 F (A-/Baa1)(a)(b)
29,150,000	3.000	02/01/2023	29,319,653
Burke County Development Authority Pollution Control RB Refunding for Georgia Power Co. Series 2012 (A-/Baa1)(a)(b)
6,045,000	1.550	08/19/2022	5,882,148
City of Atlanta Tax Allocation Refunding Bonds for Atlantic Station Project Series 2017 (BBB/A3)
575,000	5.000	12/01/2021	608,913
500,000	5.000	12/01/2022	542,005
500,000	5.000	12/01/2023	556,460
County of Forsyth GO Sales Tax Bonds Series 2019 (AAA/Aaa)
16,410,000	5.000	09/01/2023	18,520,818
8,025,000	5.000	09/01/2024	9,345,032
De Kalb County School District GO Sales Tax Bonds Series 2017 (ST AID WITHHLDG) (AA+/Aa1)
25,000,000	4.000	10/01/2021	26,081,250
18,845,000	4.000	10/01/2022	20,158,308
De Kalb Private Hospital Authority RB for Children’s Healthcare of Atlanta Obligated Group Series 2019 B (AA+/Aa2)
1,000,000	5.000	07/01/2023	1,120,500
Fayette County Hospital Authority RB Refunding for Piedmont Healthcare, Inc. Obligated Group Series 2019 A (AA-/A1)(a)(b)
1,100,000	5.000	07/01/2024	1,227,193
Georgia State GO Refunding Bonds Series 2011 E-2 (AAA/Aaa)
9,265,000	5.000	09/01/2021	9,775,872
Georgia State Road & Tollway Authority RB Refunding Series 2011 B (AAA/Aaa)
5,445,000	5.000	10/01/2021	5,762,825
Henry County School District GO Bonds Series 2018 (ST AID WITHHLDG) (AA+/Aa1)
3,250,000	5.000	08/01/2021	3,417,797
5,340,000	5.000	08/01/2022	5,810,828
Main Street Natural Gas, Inc. Gas Supply RB Series 2018 A (NR/Aa2)(a)(b)
38,000,000	4.000	09/01/2023	39,146,080

Municipal Bonds – (continued)
Georgia – (continued)
Main Street Natural Gas, Inc. Gas Supply RB Series 2019 A (A-/A3)
715,000	5.000	05/15/2020	716,737
750,000	5.000	05/15/2021	766,665
1,000,000	5.000	05/15/2022	1,039,790
1,500,000	5.000	05/15/2023	1,580,295
1,500,000	5.000	05/15/2024	1,601,670
Main Street Natural Gas, Inc. Gas Supply RB Series 2019 B (NR/Aa1)(a)(b)
19,350,000	4.000	12/02/2024	20,646,837
Metropolitan Atlanta Rapid Transit Authority Sales Tax RB Refunding Series 2018 A (AA+/Aa2)
25,580,000	3.000	07/01/2022	26,452,790
Milledgeville & Baldwin County Development Authority Student Housing RB Refunding for Georgia College & State University Foundation Property V, LLC Project Series 2007 (AMBAC) (A+/WR)(d)
17,325,000	(3 Mo. LIBOR + 0.60%), 1.879	10/01/2024	17,138,410
Municipal Electric Authority RB Refunding Series 2019 A (A-/A2)
600,000	5.000	01/01/2021	610,296
1,090,000	5.000	01/01/2022	1,133,218
900,000	5.000	01/01/2023	954,891
Richmond County Development Authority RB Subordinate Series 1991 C (ETM) (NR/Aaa)(c)(e)
10,130,000	0.000	12/01/2021	9,920,512
Savannah Economic Development Authority Pollution Control RB Refunding for International Paper Company Series 2019 B (BBB/Baa2)
2,090,000	1.900	08/01/2024	2,060,803
Savannah Economic Development Authority RB Refunding for International Paper Co. Series 2019 A (BBB/Baa2)(a)(b)
425,000	2.000	10/01/2024	416,547

			283,594,229

Guam – 0.3%
A.B. Won Pat International Airport Authority RB Refunding General Series 2019 A (AMT) (BBB+/Baa2)
1,000,000	5.000	10/01/2022	1,016,860
825,000	5.000	10/01/2023	842,539
A.B. Won Pat International Airport Authority Taxable Refunding RB General Series 2019 B (BBB+/Baa2)
3,350,000	3.133	10/01/2024	3,337,303
2,000,000	3.319	10/01/2025	1,994,700
Guam Government Privilege Special Tax Refunding Bonds Series 2015 D (BB/NR)
3,775,000	5.000	11/15/2021	3,822,263
Guam Power Authority RB Series 2010 A (BBB/Baa2)(c)
7,495,000	5.500	10/01/2020	7,656,967
Guam Waterworks Authority RB for Water & Wastewater System Series 2016 (A-/Baa2)
310,000	5.000	07/01/2021	314,139
500,000	5.000	07/01/2022	510,930
Guam Waterworks Authority RB Refunding for Water & Wastewater System Series 2017 (A-/Baa2)
400,000	5.000	07/01/2021	405,340
400,000	5.000	07/01/2022	408,744

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Guam – (continued)
Guam Waterworks Authority RB Refunding for Water & Wastewater System Series 2017 (A-/Baa2) – (continued)
$500,000	5.000%	07/01/2023	$514,525
400,000	5.000	07/01/2024	414,168
Port Authority of Guam Private Activity RB Series 2018 B (AMT) (A/Baa2)
800,000	5.000	07/01/2022	812,496
500,000	5.000	07/01/2023	509,795

			22,560,769

Hawaii – 0.8%
City & County Honolulu RB for Wastewater System Series 2019 A (AA/Aa2)
255,000	5.000	07/01/2020	257,469
500,000	5.000	07/01/2021	524,335
500,000	5.000	07/01/2022	541,405
200,000	5.000	07/01/2023	223,556
City & County Honolulu RB Refunding for Wastewater System Series 2019 A (AA-/Aa3)
1,380,000	5.000	07/01/2020	1,393,193
City & County Honolulu RB Refunding for Wastewater System Series 2019 B (AA/Aa2)
250,000	4.000	07/01/2020	251,805
720,000	5.000	07/01/2021	755,042
County of Maui GO Refunding Bonds Series 2014 (AA+/Aa1)
4,015,000	5.000	06/01/2020	4,040,776
Hawaii Pacific Health RB for Hawaii Pacific Health Obligated Group Series 2010 A (NR/A1)(c)
11,870,000	5.500	07/01/2020	11,994,160
Hawaii State GO Bonds Series 2011 DZ (NR/NR)(c)
3,185,000	5.000	12/01/2021	3,387,566
Hawaii State GO Bonds Series 2013 EH (NR/NR)(c)
6,125,000	5.000	08/01/2023	6,856,999
Hawaii State GO Refunding Bonds Series 2016 FH (AA+/Aa1)
7,545,000	3.000	10/01/2021	7,761,843
Honolulu City & County GO Bonds Refunding Series 2019 J (AA+/Aa1)
7,720,000	1.967	08/01/2025	7,742,851
Honolulu City & County GO Bonds Series 2012 A (AA+/Aa1)(c)
3,620,000	5.000	11/01/2022	3,972,371
Honolulu City & County GO Bonds Series 2012 B (AA+/Aa1)
3,045,000	5.000	11/01/2022	3,341,065
Honolulu City & County GO Bonds Series 2017 A (AA+/Aa1)
4,370,000	5.000	09/01/2021	4,610,962

			57,655,398

Idaho – 0.1%
Idaho Health Facilities Authority RB for Trinity Health Corp. Obligated Group Series 2013 (AA-/Aa3)(a)(b)
4,000,000	1.050	05/01/2020	3,999,400

Illinois – 7.5%
Champaign County Community Unit School District No. 4 Champaign GO Bonds Series 2020 A (AA/NR)(e)
100,000	0.000	01/01/2022	97,943
100,000	0.000	01/01/2023	96,422
190,000	0.000	01/01/2024	179,774
480,000	0.000	01/01/2025	445,786

Municipal Bonds – (continued)
Illinois – (continued)
Champaign County Community Unit School District No. 4 Champaign GO Refunding Bonds Series 2020 B (AA/NR)
700,000	5.000	01/01/2021	719,824
770,000	5.000	01/01/2022	819,596
550,000	5.000	01/01/2023	604,879
270,000	5.000	01/01/2024	305,656
Chicago Illinois Board of Education GO Bonds Series 1999 A (FGIC) (NATL-RE-IBC) (BB-/Baa2)
1,820,000	5.250	12/01/2020	1,864,135
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2018 A (AGM) (AA/NR)
500,000	5.000	12/01/2022	539,560
3,150,000	5.000	12/01/2023	3,486,798
4,100,000	5.000	12/01/2024	4,640,790
Chicago Illinois Capital Appreciation GO Refunding Bonds and Project Series 2009 C (BBB+/Ba1)(e)
4,645,000	0.000	01/01/2023	4,236,286
Chicago Illinois Emergency Telephone System GO Refunding Bonds Series 1999 (NATL-RE) (BBB+/Baa2)
10,030,000	5.500	01/01/2023	10,581,750
Chicago Illinois GO Bonds Project and Refunding RMKT 05/29/15 Series 2003 B (BBB+/Ba1)
4,980,000	5.000	01/01/2023	5,063,614
Chicago Illinois GO Bonds Project and Refunding Series 2014 A (BBB+/Ba1)
2,125,000	5.000	01/01/2022	2,153,220
Chicago Illinois GO Refunding Bonds Series 2012 C (BBB+/Ba1)
14,455,000	5.000	01/01/2022	15,401,658
Chicago Illinois GO Refunding Bonds Series 2015 C (BBB+/NR)
2,030,000	5.000	01/01/2021	2,087,632
Chicago Illinois O’Hare International Airport RB Refunding General Airport Senior Lien Series 2015 B (A/NR)
4,300,000	5.000	01/01/2021	4,418,809
Chicago Illinois Sales Tax RB Series 2011 A (NR/WR)(c)
5,000,000	5.250	01/01/2022	5,358,000
Chicago Illinois Sales Tax Refunding RMKT 06/09/15 Series 2002 (ETM) (BBB-/NR)(c)
1,250,000	5.000	01/01/2021	1,286,925
Chicago Illinois Tax Increment Allocation RB Refunding for Pilsen Redevelopment Project Series 2014 A (A+/NR)
1,000,000	5.000	06/01/2020	1,003,100
Chicago Illinois Wastewater Transmission RB Refunding Second Lien Project Series 2008 C (A/NR)
1,000,000	5.000	01/01/2021	1,025,430
Chicago Illinois Wastewater Transmission RB Refunding Second Lien Series 2017 B (A/NR)
2,050,000	5.000	01/01/2021	2,102,131
1,450,000	5.000	01/01/2022	1,534,840
Chicago Illinois Wastewater Transmission RB Second Lien Series 2017 A (A/NR)
600,000	5.000	01/01/2021	615,258
1,660,000	5.000	01/01/2022	1,757,127
Chicago Illinois Water RB Refunding Second Lien Project RMKT 05/23/16 Series 2004 (A/NR)
2,525,000	5.000	11/01/2020	2,574,970
6,000,000	5.000	11/01/2021	6,320,940

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
Chicago Illinois Waterworks RB Refunding Second Lien Project Series 2017-2 (A/NR)
$1,400,000	5.000%	11/01/2020	$1,427,706
1,000,000	5.000	11/01/2021	1,053,490
City of Chicago GO Refunding Bonds Series 2014 A (BBB+/Ba1)
500,000	5.000	01/01/2024	510,730
City of Chicago GO Refunding Bonds Series 2016 C (BBB+/NR)
5,450,000	5.000	01/01/2022	5,522,376
10,040,000	5.000	01/01/2023	10,208,572
City of Chicago GO Refunding Bonds Series 2016 C (ETM) (NR/NR)(c)
10,550,000	5.000	01/01/2022	11,250,415
5,015,000	5.000	01/01/2023	5,526,981
City of Chicago GO Refunding Bonds Series 2020 A (BBB+/NR)
2,995,000	5.000	01/01/2025	3,072,780
4,675,000	5.000	01/01/2026	4,815,157
Cook County Community Consolidated School District No. 59 Elk Grove GO Bonds Series 2020 (AAA/NR)
1,200,000	4.000	03/01/2023	1,295,652
1,600,000	4.000	03/01/2024	1,768,560
Cook County Community School District No. 97 Oak Park GO Bonds Series 2020 (NR/Aa2)
550,000	4.000	01/01/2021	561,495
200,000	4.000	01/01/2022	209,438
305,000	4.000	01/01/2023	327,399
190,000	4.000	01/01/2024	208,322
Cook County Illinois GO Refunding Bonds Series 2012 C (A+/A2)
1,000,000	4.000	11/15/2020	1,003,860
Cook County School District No. 95 GO Refunding Bonds for Brookfield-Lagrange Park Project Series 2017 A (NR/Aa2)
675,000	4.000	12/01/2020	686,502
710,000	4.000	12/01/2021	740,125
800,000	4.000	12/01/2022	851,648
Cook Kane Lake & McHenry Counties Community College District No. 512 GO Refunding Bonds for William Rainey Harper College Series 2017 B (NR/Aaa)
9,000,000	5.000	12/01/2022	9,877,050
DeKalb Kane & LaSalle Counties Etc. Community College District No. 523 Kishwaukee GO Refunding Bonds Series 2020 (AA-/NR)
500,000	1.960	02/01/2024	503,550
Illinois Development Finance Authority RB for United Community & Housing Development Corp. Series 1990 B (ETM) (AA+/NR)(c)(e)
3,550,000	0.000	04/15/2020	3,547,621
Illinois Development Finance Authority RB for United Community & Housing Development Corp. Series 1991 A (ETM) (AA+/NR)(c)(e)
19,345,000	0.000	07/15/2023	18,508,329
Illinois Finance Authority Charter School RB Refunding & Improvement Bonds for Chicago International Charter School Project Series 2017 A (BBB/NR)
400,000	4.000	12/01/2020	404,844
425,000	4.000	12/01/2021	437,210
300,000	5.000	12/01/2022	313,848
450,000	5.000	12/01/2023	476,645

Municipal Bonds – (continued)
Illinois – (continued)
Illinois Finance Authority RB for Prairie Power, Inc. Project RMKT 05/08/17 Series 2017 A (A/NR)(a)(b)
6,515,000	1.750	05/06/2020	6,517,280
Illinois Finance Authority RB for Trinity Health Credit Group Series 2011 L (AA-/Aa3)(c)
7,040,000	5.000	12/01/2021	7,494,995
Illinois Finance Authority RB Refunding for Franciscan Communities Project Series 2017 A (BBB-/NR)
1,665,000	3.250	05/15/2022	1,620,461
Illinois Finance Authority RB Refunding for Illinois Institute of Technology Series 2019 (NR/Baa3)
320,000	5.000	09/01/2020	324,250
1,000,000	5.000	09/01/2021	1,045,030
1,000,000	5.000	09/01/2024	1,077,120
600,000	5.000	09/01/2025	653,154
Illinois Finance Authority RB Refunding for Illinois Wesleyan University Series 2016 (A-/Baa1)
255,000	4.000	09/01/2020	257,341
500,000	4.000	09/01/2021	515,565
Illinois Finance Authority RB Refunding for Northwestern Memorial Healthcare Series 2017 B (AA+/Aa2)(a)(b)
8,385,000	5.000	12/15/2022	9,091,352
Illinois Sales Tax Securitization Corp. RB Refunding Second Lien Series 2020 A (AA-/NR)
2,240,000	5.000	01/01/2025	2,463,933
3,000,000	5.000	01/01/2026	3,354,090
Illinois Sales Tax Securitization Corp. RB Refunding Series 2017 A (AA-/NR)
500,000	5.000	01/01/2021	508,730
1,000,000	5.000	01/01/2022	1,040,020
1,500,000	5.000	01/01/2023	1,591,770
Illinois Sales Tax Securitization Corp. RB Refunding Series 2018 C (AA-/NR)
4,180,000	5.000	01/01/2025	4,597,875
Illinois State GO Bonds Series 2012 (BBB-/Baa3)
1,585,000	5.000	03/01/2021	1,604,575
Illinois State GO Bonds Series 2013 (BBB-/Baa3)
3,995,000	5.500	07/01/2024	4,200,183
2,050,000	5.500	07/01/2025	2,150,389
3,335,000	5.500	07/01/2027	3,466,199
Illinois State GO Bonds Series 2016 (BBB-/Baa3)
4,415,000	5.000	11/01/2021	4,508,333
Illinois State GO Bonds Series 2017 A (BBB-/Baa3)
8,600,000	5.000	12/01/2020	8,677,314
Illinois State GO Bonds Series 2017 B (BBB-/Baa3)
4,750,000	5.000	12/01/2020	4,792,702
9,000,000	5.000	12/01/2021	9,199,800
Illinois State GO Bonds Series 2017 D (BBB-/Baa3)
33,615,000	5.000	11/01/2021	34,325,621
34,695,000	5.000	11/01/2022	35,695,950
34,500,000	5.000	11/01/2023	35,826,525
6,625,000	5.000	11/01/2024	6,939,224
26,320,000	5.000	11/01/2025	27,772,601
Illinois State GO Bonds Series 2018 A (BBB-/Baa3)
12,500,000	5.000	05/01/2021	12,682,125
Illinois State GO Bonds Series 2018 B (BBB-/Baa3)
5,000,000	5.000	05/01/2021	5,072,850

120	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
Illinois State GO Refunding Bonds Series 2009 A (BBB-/Baa3)
$16,000,000	4.000%	09/01/2020	$16,004,160
Illinois State GO Refunding Bonds Series 2012 (BBB-/Baa3)
8,355,000	5.000	08/01/2021	8,504,137
Illinois State GO Refunding Bonds Series 2013 A (BBB-/Baa3)
2,000,000	5.000	04/01/2021	2,026,980
Illinois State GO Refunding Bonds Series 2017 D (BBB-/Baa3)
26,400,000	5.000	11/01/2020	26,608,296
Illinois State Sales Tax RB for Build Junior Obligation Series 2013 IL (BBB/NR)
12,500,000	5.000	06/15/2021	12,653,875
Illinois State Sales Tax RB Refunding Junior Obligation Series 2016 D (BBB/NR)
550,000	4.000	06/15/2021	550,374
Illinois State Toll Highway Authority RB Refunding Senior Series 2018 A (AA-/A1)
2,250,000	5.000	01/01/2023	2,448,360
Illinois State Toll Highway Authority RB Refunding Senior Series 2019 C (AA-/A1)
9,360,000	5.000	01/01/2025	10,742,659
Kane County School District No. 129 West Aurora GO Refunding Bonds Series 2015 (AGM) (AA/A1)
425,000	5.000	02/01/2022	449,450
Kane County School District No. 131 Aurora East Side GO Refunding Bonds Series 2020 B (AGM) (AA/A1)
435,000	2.000	12/01/2020	437,467
510,000	3.000	12/01/2021	524,902
440,000	4.000	12/01/2022	471,033
475,000	5.000	12/01/2023	536,574
Metropolitan Water Reclamation District of Greater Chicago GO Capital Improvement Bonds Series 2011 B (AA+/Aa2)
2,000,000	5.000	12/01/2023	2,112,520
Railsplitter Tobacco Settlement Authority Tobacco Settlement RB Series 2010 (BBB+/NR)(c)
17,325,000	5.500	06/01/2021	18,199,739
Railsplitter Tobacco Settlement Authority Tobacco Settlement RB Series 2017 (A/NR)
5,000,000	5.000	06/01/2022	5,357,000
Springfield Electric RB Refunding Senior Lien Series 2015 (A/A3)
2,255,000	5.000	03/01/2021	2,330,317
State of Illinois GO Bonds Series 2010 A (BBB-/Baa3)
3,740,000	4.000	01/01/2021	3,750,509
State of Illinois GO Bonds Series 2014 (BBB-/Baa3)
3,280,000	5.000	02/01/2023	3,386,830
State of Illinois GO Bonds Series 2016 (BBB-/Baa3)
15,000,000	5.000	06/01/2023	15,538,650
State of Illinois GO Bonds Series 2017 A (BBB-/Baa3)
10,125,000	5.000	12/01/2023	10,539,720
State of Illinois GO Refunding Bonds Series 2016 (BBB-/Baa3)
2,360,000	5.000	02/01/2023	2,436,865
University of Illinois Board Trustees COPS RB Refunding Series 2016 A (A-/A1)
5,550,000	5.000	08/15/2020	5,625,536
5,000,000	5.000	08/15/2021	5,250,900

Municipal Bonds – (continued)
Illinois – (continued)
Western Illinois University RB Refunding Series 2020 (BAM) (AA/NR)
1,100,000	4.000	04/01/2021	1,124,475
1,000,000	4.000	04/01/2023	1,059,680
Will County Community High School District No. 210 Lincoln- Way GO Refunding Bonds Series 2020 (AGM) (AA/Baa2)
315,000	4.000	01/01/2021	320,919
950,000	4.000	01/01/2022	989,396

			565,481,838

Indiana – 0.7%
Indiana Bond Bank Advance Funding RB Series 2020 A (SP-1/NR)
8,635,000	3.000	01/11/2021	8,750,968
Indiana Finance Authority Educational Facilities RB for Indiana University Health, Inc. Obligated Group Series 2011 H (AA/Aa2)(a)(b)
10,590,000	1.650	07/01/2022	10,606,732
Indiana Finance Authority Educational Facilities RB Refunding for Indiana University Health, Inc. Obligated Group Series 2015 B (AA/Aa2)(a)(b)
8,065,000	1.650	07/01/2022	8,045,886
Indiana Finance Authority Hospital RB for Indiana University Health Obligated Group Series 2012 A (A/A2)
855,000	5.000	05/01/2020	857,608
Indiana Finance Authority RB Refunding for Parkview Health System Obligation Group Series 2018 C (AA-/Aa3)(a)
7,625,000	(SIFMA Municipal Swap Index Yield + 0.55%), 5.260	11/01/2023	7,650,468
Indiana Health Facility Financing Authority Ascension Health Subordinate Credit Group RB Series 2005 A-9 (NR/NR)(a)(b)(c)
95,000	1.375	05/01/2020	95,003
Kankakee Valley Middle School Building Corp. Ad Valorem Property Tax Refunding Bonds Series 2017 (AA+/NR)
375,000	5.000	07/15/2020	379,170
465,000	3.000	01/15/2021	471,854
290,000	5.000	07/15/2021	304,361
405,000	3.000	01/15/2022	418,276
200,000	5.000	07/15/2022	216,696
300,000	5.000	01/15/2023	330,249
375,000	3.000	07/15/2023	391,672
Rockport City PCRB Refunding for Indiana Michigan Power Co. Project Series 2009 B (A-/A3)
10,000,000	3.050	06/01/2025	10,580,400

			49,099,343

Iowa – 0.1%
Iowa Finance Authority RB Refunding for Iowa Health System Obligation Group Series 2018 B (AA-/A1)
650,000	5.000	02/15/2021	663,813
625,000	5.000	02/15/2022	667,925
515,000	5.000	02/15/2023	568,400
Iowa Finance Authority State Revolving RB Series 2011 (AAA/Aaa)(c)
5,000,000	5.000	08/01/2021	5,262,250

			7,162,388

The accompanying notes are an integral part of these financial statements.	121

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Kansas – 0.9%
Sedgwick County Kansas Unified School District No. 259 GO Refunding and Improvement Bonds Series 2015 A (NR/Aa2)
$3,075,000	4.000%	10/01/2021	$3,207,994
State of Kansas Department of Transportation RB Refunding Series 2015 A (AA/Aa2)
15,840,000	2.750	09/01/2023	16,546,622
Wyandotte County-Kansas City Unified Government GO Bonds Series 2020 I (SP-1+/MIG1)
50,395,000	1.200	04/01/2021	50,400,040

			70,154,656

Kentucky – 2.1%
City of Owensboro Electric Light & Power System RB Refunding Series 2019 (A-/A3)
650,000	5.000	01/01/2021	667,219
1,125,000	5.000	01/01/2022	1,193,636
800,000	4.000	01/01/2023	853,824
1,400,000	5.000	01/01/2024	1,574,496
2,680,000	4.000	01/01/2025	2,967,189
Kentucky Asset Liability Commission General Fund RB Refunding for Floating Rate Project Notes Series 2007 A (NATL-RE) (A-/A1)(d)
15,085,000	(3 Mo. LIBOR + 0.53%), 1.711	11/01/2027	14,468,174
Kentucky Economic Development Finance Authority Hospital RB Refunding for Owensboro Medical Health System, Inc. Series 2017 A (BB+/Baa3)
500,000	5.000	06/01/2020	502,475
1,100,000	5.000	06/01/2021	1,138,456
2,450,000	5.000	06/01/2022	2,606,580
1,000,000	5.000	06/01/2023	1,091,080
Kentucky Economic Development Finance Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-1 (BBB+/Baa1)
685,000	5.000	08/01/2025	778,694
Kentucky Public Energy Authority Gas Supply RB Series 2018 A (NR/A3)
775,000	4.000	04/01/2021	788,221
1,210,000	4.000	04/01/2022	1,249,192
Kentucky Public Energy Authority Gas Supply RB Series 2018 A (NR/A3)(a)(b)
13,000,000	4.000	04/01/2024	13,434,720
Kentucky Public Energy Authority Gas Supply RB Series 2018 A (NR/WR)
785,000	4.000	04/01/2020	785,000
Kentucky Public Energy Authority Gas Supply RB Series 2018 C- 1 (A/A3)
660,000	4.000	06/01/2020	661,940
1,085,000	4.000	12/01/2020	1,097,987
1,080,000	4.000	06/01/2021	1,101,373
1,515,000	4.000	12/01/2021	1,557,269
1,765,000	4.000	06/01/2022	1,826,157
2,420,000	4.000	12/01/2022	2,521,350
3,765,000	4.000	06/01/2023	3,939,997
7,385,000	4.000	12/01/2023	7,778,104
3,275,000	4.000(a)(b)	06/01/2025	3,409,635

Municipal Bonds – (continued)
Kentucky – (continued)
Kentucky Public Energy Authority Gas Supply RB Series 2019 C (A/A3)(a)(b)
20,000,000	4.000	02/01/2028	20,988,200
Kentucky Public Energy Authority Gas Supply RB Series 2020 A (NR/A1)(a)(b)
10,395,000	4.000	06/01/2026	10,383,981
Kentucky State Property & Building Commission RB Refunding Project No. 100 Series 2011 A (A-/A1)
1,825,000	5.000	08/01/2021	1,914,991
Kentucky State Property & Building Commission RB Refunding Project No. 112 Series 2016 B (ST APPROP) (A-/A1)
5,000,000	5.000	11/01/2022	5,467,400
Kentucky State Turnpike Authority Economic Development Road RB for Revitalization Projects Series 2012 A (A-/Aa3)(c)
3,560,000	5.000	07/01/2022	3,838,356
Kentucky State Turnpike Authority Economic Development Road RB Refunding for Revitalization Projects Series 2014 A (A-/Aa3)
2,940,000	5.000	07/01/2023	3,255,550
Kentucky State Turnpike Authority Economic Development Road RB Refunding for Revitalization Projects Series 2016 A (A-/Aa3)
950,000	2.000	07/01/2020	951,767
Louisville & Jefferson County Metropolitan Government Environmental Facilities RB Refunding for Louisville Gas & Electric Co. Series 2007 A (A/A1)(a)(b)
7,250,000	1.650	06/01/2021	7,251,595
Louisville & Jefferson County Metropolitan Government Environmental Facilities RB Refunding for Louisville Gas & Electric Co. Series 2007 B (A/A1)(a)(b)
3,000,000	1.650	06/01/2021	3,000,660
Louisville & Jefferson County Metropolitan Government RB for Norton Healthcare Obligated Group Series 2020 B (A/NR)(a)(b)
19,530,000	5.000	10/01/2023	21,212,510
Louisville & Jefferson County Metropolitan Sewer District RB for Kentucky Sewer & Drainage System Series 2011 A (AA/Aa3)
3,320,000	5.000	05/15/2030	3,517,872
Louisville Water Co. RB Refunding Series 2019 (AAA/Aaa)
9,390,000	5.000	11/15/2023	10,660,749

			160,436,399

Louisiana – 0.7%
East Baton Rouge Sewerage Commission RB Refunding Series 2019 A (AA-/NR)
440,000	5.000	02/01/2021	454,032
215,000	5.000	02/01/2022	229,908
135,000	5.000	02/01/2023	149,137
450,000	5.000	02/01/2024	513,045
East Baton Rouge Sewerage Commission RB Refunding Series 2019 B (AA-/NR)
1,125,000	5.000	02/01/2021	1,160,876
1,395,000	5.000	02/01/2022	1,491,729
1,530,000	5.000	02/01/2023	1,690,222
1,500,000	5.000	02/01/2024	1,710,150

122	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Louisiana – (continued)
Louisiana Local Government Environmental Facilities and Community Development Authority RB Refunding for Ragin’ Cajun Facilities, Inc. – Student Housing & Parking Project Series 2017 (AGM) (AA/NR)
$740,000	2.250%	10/01/2021	$749,946
850,000	5.000	10/01/2021	896,350
800,000	2.500	10/01/2022	821,704
950,000	5.000	10/01/2022	1,032,156
Louisiana Public Facilities Authority RB Refunding for Ochsner Clinic Foundation Project Series 2015 (NR/A3)
300,000	4.000	05/15/2020	300,930
Louisiana State GO Bonds Series 2011 A (NR/Aa3)(c)
6,000,000	5.000	09/01/2020	6,087,960
Louisiana State GO Bonds Series 2012 A (AA-/Aa3)
5,000,000	5.000	08/01/2022	5,428,800
Parish of St. John the Baptist RB Refunding for Marathon Oil Corp. Series 2017 A-1 (BBB-/Baa3)(a)(b)
12,160,000	2.000	04/01/2023	10,871,283
Parish of St. John the Baptist RB Refunding for Marathon Oil Corp. Series 2017 A-2 (BBB-/Baa3)(a)(b)
16,650,000	2.100	07/01/2024	14,274,378
State of Louisiana GO Unlimited Refunding Bonds Series 2012 C (AA-/Aa3)
5,050,000	5.000	07/15/2020	5,104,692

			52,967,298

Maine – 0.4%
Maine Governmental Facilities Authority Lease Rental RB Series 2015 B (AA-/Aa3)
1,985,000	4.000	10/01/2020	2,013,366
1,345,000	4.000	10/01/2021	1,402,552
Maine Turnpike Authority RB Refunding Series 2014 (AA-/Aa3)
1,450,000	5.000	07/01/2020	1,463,674
State of Maine GO Bonds Series 2018 D (AA/Aa2)
8,545,000	5.000	06/01/2021	8,933,285
8,000,000	5.000	06/01/2022	8,662,160
4,290,000	5.000	06/01/2023	4,799,780

			27,274,817

Maryland – 1.8%
Baltimore Maryland RB Refunding for Convention Center Hotel Project Series 2017 (BB+/NR)
500,000	5.000	09/01/2020	502,020
500,000	5.000	09/01/2021	506,150
500,000	5.000	09/01/2022	508,415
County of Baltimore GO Bonds for Build America Bonds Series 2010 C (AAA/Aaa)
2,170,000	3.810	11/01/2023	2,359,224
County of Baltimore GO Bonds for Consolidated Public Improvement Series 2012 (AAA/Aaa)
2,000,000	5.000	08/01/2022	2,177,800
County of Baltimore GO Bonds for Consolidated Public Improvement Series 2017 (AAA/Aaa)
2,825,000	5.000	03/01/2023	3,135,976
County of Baltimore RB Refunding for Riderwood Village Obligated Group Series 2020 (A/NR)
650,000	4.000	01/01/2021	662,902

Municipal Bonds – (continued)
Maryland – (continued)
County of Baltimore RB Refunding for Riderwood Village Obligated Group Series 2020 (A/NR) – (continued)
835,000	4.000	01/01/2022	872,433
815,000	4.000	01/01/2023	870,290
1,050,000	4.000	01/01/2024	1,141,203
2,805,000	4.000	01/01/2025	3,105,584
County of Montgomery GO Bonds for Consolidated Public Improvement Series 2013 A (AAA/Aaa)(c)
14,350,000	5.000	11/01/2023	16,222,962
County of Montgomery GO Refunding Bonds for Consolidated Public Improvement Series 2017 D (AAA/Aaa)
8,200,000	3.000	11/01/2022	8,528,328
County of Prince George’s Public Improvement GO Bonds Series 2014 A (AAA/Aaa)
3,530,000	4.000	09/01/2032	3,896,379
1,360,000	4.000	09/01/2033	1,498,965
Frederick County Maryland Tax Allocation Refunding for Oakdale-Lake Linganore Development District Series 2019 B (NR/NR)
685,000	2.625	07/01/2024	649,551
Maryland Economic Development Corp. RB Refunding for Potomac Electric Power Co. Project Series 2019 (A-/Baa1)
8,315,000	1.700	09/01/2022	8,342,938
Maryland Health & Higher Educational Facilities Authority RB Refunding for Meritus Medical Center Obligation Group Series 2015 (BBB/NR)
730,000	4.000	07/01/2020	734,307
Maryland State Economic Development Corporation Student Housing RB Refunding for University of Maryland College Park Projects Series 2016 (AGM) (AA/A2)
675,000	4.000	06/01/2021	696,695
Maryland State GO Bonds for State & Local Facilities Loan Second Series 2012 B (AAA/Aaa)(c)
17,850,000	4.000	08/01/2020	17,980,126
Maryland State GO Bonds for State & Local Facilities Loan Tax Exempt Second Series 2013 A (AAA/Aaa)(c)
15,820,000	5.000	08/01/2021	16,542,183
State of Maryland Department of Transportation Second Issue RB Series 2013 (AAA/Aa1)
10,265,000	4.000	12/01/2026	10,723,332
State of Maryland Department of Transportation Third Issue RB Series 2015 (AAA/Aa1)
9,855,000	4.000	12/15/2026	10,813,892
State of Maryland GO State and Local Facilities Loan Second Series A Tax Exempt Bonds 2013 (AAA/Aaa)
19,935,000	4.000	08/01/2027	20,631,728
University Maryland System Auxiliary Facility & Tuition RB Series 2018 A (AA+/Aa1)
1,595,000	5.000	04/01/2022	1,714,561
1,075,000	5.000	04/01/2023	1,193,207
University Maryland System Auxiliary Facility & Tuition RB Series 2018 A (AA+/WR)
1,585,000	5.000	04/01/2020	1,585,000

			137,596,151

The accompanying notes are an integral part of these financial statements.	123

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Massachusetts – 2.2%
City of Worcester Municipal Purpose Loan GO Bonds Series 2018 A (AA-/Aa3)
$4,105,000	5.000%	01/15/2021	$4,231,229
Commonwealth of Massachusetts GO Bonds Series 2014 A (AA/NR)
9,315,000	5.000	12/01/2041	9,813,818
Massachusetts Clean Water Trust RB State Revolving Green Bonds Series 2017 (AAA/Aaa)
3,795,000	5.000	02/01/2023	4,192,412
Massachusetts Development Finance Agency Beth Israel Lahey Health Obligated Group RB Refunding Series 2019 K (A/A3)
1,200,000	3.000	07/01/2020	1,205,352
730,000	4.000	07/01/2021	755,404
750,000	4.000	07/01/2022	790,402
750,000	5.000	07/01/2023	829,493
500,000	5.000	07/01/2024	567,285
Massachusetts Development Finance Agency Wellforce Obligation Group RB Refunding Series 2019 A (BBB+/NR)
485,000	5.000	07/01/2020	489,001
460,000	5.000	07/01/2021	478,833
875,000	5.000	07/01/2022	937,764
725,000	5.000	07/01/2023	797,971
Massachusetts Health & Educational Facilities Authority RB for President & Fellows of Harvard College Series 1999 R (AAA/Aaa)(a)(b)
18,390,000	0.600	04/01/2020	18,390,000
Massachusetts School Building Authority RB Taxable Refunding Series 2019 B (AA/Aa3)
1,100,000	1.963	10/15/2022	1,114,531
2,305,000	2.078	10/15/2023	2,351,722
Massachusetts State GO Bonds Consolidated Loan Series 2007 A (NATL-RE) (AA/Aa1)(d)
7,665,000	(3 Mo. LIBOR + 0.57%), 1.751	05/01/2037	7,384,078
Massachusetts State GO Bonds Consolidated Loan Series 2012 A (BHAC-CR) (FGIC) (AA+/Aa1)(d)
11,560,000	(3 Mo. LIBOR + 0.57%), 1.751	05/01/2037	11,136,326
Massachusetts State GO Bonds Series 2014 F (AA/Aa1)
8,940,000	4.000	11/01/2031	9,550,602
Massachusetts State GO Refunding Bonds Series 2007 A (AA/Aa1)(d)
38,250,000	(3 Mo. LIBOR + 0.55%), 1.731	11/01/2025	37,896,188
Massachusetts State Health & Educational Facilities Authority RB for Foundation of Massachusetts Eye & Ear Obligated Group Series 2010 C (NR/WR)(c)
1,500,000	5.375	07/01/2020	1,515,450
Massachusetts State Transportation RB Series 2015 A (AA+/Aa1)
2,500,000	5.000	06/01/2020	2,516,000
Massachusetts Transportation Trust Fund Metropolitan Highway System Senior RB Refunding Series 2019 A (A+/A2)
1,195,000	5.000	01/01/2021	1,228,567
875,000	5.000	01/01/2022	932,934
1,300,000	5.000	01/01/2023	1,434,173
Massachusetts Transportation Trust Fund Metropolitan Highway System Subordinate RB Series 2019 A (AA/Aa2)(a)(b)
40,050,000	5.000	01/01/2023	43,909,218

Municipal Bonds – (continued)
Massachusetts – (continued)
Massachusetts Water Resources Authority RB Series 2010 A (AA+/Aa1)(c)
1,000,000	5.000	08/01/2020	1,012,880

			165,461,633

Michigan – 2.3%
Allen Park Public School District GO Refunding Bonds Series 2016 (Q-SBLF) (AA/NR)
3,660,000	5.000	05/01/2021	3,809,255
Allendale Public School GO Refunding Bonds Series 2016 (Q- SBLF) (AA/NR)
1,275,000	5.000	11/01/2022	1,396,915
Charter Township of Bloomfield GO Refunding Bonds Series 2019 (AAA/Aa1)
2,860,000	1.942	05/01/2025	2,892,318
Detroit Downtown Development Authority RB Refunding for Catalyst Development Project Series 2018 A (AGM) (AA/NR)
800,000	5.000	07/01/2022	860,696
900,000	5.000	07/01/2023	996,903
Detroit Downtown Development Authority Subordinate General RB Refunding for Development Area No. 1 Projects Series 2018 B (AGM) (AA/NR)
600,000	5.000	07/01/2020	605,130
1,500,000	5.000	07/01/2021	1,564,215
1,500,000	5.000	07/01/2022	1,613,805
1,500,000	5.000	07/01/2023	1,661,505
500,000	5.000	07/01/2024	568,385
550,000	5.000	07/01/2025	621,599
Detroit Michigan School District GO Refunding Bonds for School Building and Site Improvement Series 2012 A (Q-SBLF) (AA/Aa1)
7,420,000	5.000	05/01/2023	7,928,789
1,000,000	5.000	05/01/2031	1,062,000
Detroit Michigan Sewage Disposal System RB Refunding Senior Lien Series 2004 A (AGM) (AA/A1)
3,015,000	5.250	07/01/2020	3,044,909
Ecorse Public School District GO Refunding Bonds Series 2019 (Q-SBLF) (NR/Aa1)
2,075,000	2.003	05/01/2024	2,126,418
4,000,000	2.092	05/01/2025	4,105,760
Macomb County Michigan L’anse Creuse Public Schools Unlimited Tax GO Refunding Bonds Series 2015 (Q-SBLF) (AA/NR)
1,315,000	5.000	05/01/2020	1,319,011
Michigan Finance Authority Hospital RB Refunding for Beaumont Health Credit Group Series 2015 A (A+/A1)
2,325,000	4.000	08/01/2020	2,345,832
3,635,000	5.000	08/01/2021	3,813,260
Michigan Finance Authority Hospital RB Refunding for Henry Ford Health System Series 2016 (A/A2)
500,000	5.000	11/15/2021	529,380
Michigan Finance Authority Local Government Loan Program RB for City of Detroit Distributable State Aid Fourth Lien Utgo Refunding Local Project Bonds Series 2016 C-3 (AA-/Aa2)
1,510,000	5.000	04/01/2021	1,563,801

124	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Michigan – (continued)
Michigan Finance Authority Local Government Loan Program RB for City of Detroit Distributable State Aid Fourth Lien Utgo Refunding Local Project Bonds Series 2016 C-3 (AA-/WR)
$3,500,000	5.000%	04/01/2020	$3,500,000
Michigan Finance Authority Local Government Loan Program RB for Detroit Financial Recovery Income Tax Revenue and Refunding Local Project Bonds Series 2014 F (BB+/NR)
500,000	3.400	10/01/2020	503,395
500,000	3.600	10/01/2021	510,960
500,000	3.800	10/01/2022	520,070
Michigan Finance Authority Local Government Loan Program RB for Detroit Water and Sewerage Department Sewage Disposal System RB Refunding Local Project Bonds Senior Lien Series 2014 C-3 (AGM) (AA/A1)
5,175,000	5.000	07/01/2021	5,422,262
Michigan Finance Authority Local Government Loan Program RB for Detroit Water and Sewerage Department Water Supply System RB Refunding Local Project Bonds Senior Lien Series 2014 D-1 (AGM) (AA/A1)
3,165,000	5.000	07/01/2020	3,195,257
10,000,000	5.000	07/01/2021	10,477,800
9,225,000	5.000	07/01/2022	9,997,502
5,000,000	5.000	07/01/2023	5,595,700
Michigan Finance Authority Local Government Loan Program RB for Detroit Water and Sewerage Department Water Supply System RB Refunding Local Project Bonds Senior Lien Series 2014 D-3 (NATL-RE) (AA-/A1)
1,390,000	5.000	07/01/2020	1,403,288
Michigan Finance Authority Local Government Loan Program RB for Detroit Water and Sewerage Department Water Supply System RB Refunding Local Project Bonds Series 2015 D-1 (AA-/A1)
375,000	5.000	07/01/2020	378,585
750,000	5.000	07/01/2021	785,835
Michigan Finance Authority Local Government Loan Program RB for Public Lighting Authority Local Project Bonds Series 2014 B (BB+/NR)
1,200,000	5.000	07/01/2020	1,209,360
Michigan Finance Authority Local Government Loan Program RB Refunding for Trinity Health Corp. Obligated Group Project Series 2011 (AA-/Aa3)(c)
9,840,000	5.000	12/01/2021	10,383,660
Michigan Finance Authority Local Government Loan Program RB Refunding for Trinity Health Corp. Obligated Group Project Series 2015 (AA-/Aa3)(c)
9,745,000	5.000	06/01/2022	10,533,468
Michigan Finance Authority State Aid RB Series 2019 A-1 (ST AID WITHHLDG) (A-1+/NR)
1,345,000	4.000	08/20/2020	1,349,708
Michigan Finance Authority State Aid RB Series 2019 A-2 (ST AID WITHHLDG) (A-1/NR)
1,490,000	2.000	08/20/2020	1,483,876
Michigan Flushing Community Schools Unlimited Tax GO Refunding Bonds Series 2015 (Q-SBLF) (NR/Aa1)
500,000	4.000	05/01/2020	501,135
Michigan Municipal Bonds Authority RB for Clean Water Revolving Pooled Project Series 2010 (AAA/NR)(c)
4,850,000	5.000	10/01/2020	4,945,254

Municipal Bonds – (continued)
Michigan – (continued)
Michigan State Hospital Finance Authority RB Refunding for Ascension Health Senior Credit Group RMKT 03/01/17 Series 2010 F-2 (AA+/Aa2)(a)(b)
2,600,000	1.900	04/01/2021	2,595,658
Michigan State Hospital Finance Authority RB Refunding for Ascension Health Senior Credit Group RMKT 03/15/17 Series 2010 F-5 (AA+/Aa2)(a)(b)
4,400,000	2.400	03/15/2023	4,461,908
Michigan Strategic Fund Limited Obligation RB for I-75 Improvement Project Series 2018 (AMT) (NR/Baa2)
2,210,000	5.000	12/31/2023	2,461,542
2,420,000	5.000	06/30/2024	2,727,461
3,500,000	5.000	12/31/2024	3,992,975
Michigan Strategic Fund RB for Waste Management of Michigan, Inc. Series 2001 (A-/NR)(a)(b)
11,700,000	2.850	08/02/2021	11,820,744
Michigan Strategic Fund RB Refunding for The Detroit Edison Company Pollution Control Bonds Project RMKT 09/01/16 Series 2008 ET-2 (A/Aa3)(a)(b)
2,000,000	1.450	09/01/2021	1,989,440
Michigan Strategic Fund RB Refunding for The Detroit Edison Company Pollution Control Bonds Project Series 1995 CC (A/Aa3)(a)(b)
4,000,000	1.450	09/01/2021	3,978,880
Okemos Public Schools GO Bonds Series 2019 (Q-SBLF) (NR/Aa1)
2,380,000	5.000	05/01/2023	2,650,249
2,730,000	5.000	05/01/2024	3,135,105
Pinckney Community Schools Livingston and Washtenaw County GO Refunding Bonds Series 2014 (Q-SBLF) (AA/NR)
2,475,000	5.000	05/01/2020	2,482,400
University of Michigan General RB RMKT 02/26/18 Series 2012 E (AAA/Aaa)(a)
3,955,000	(SIFMA Municipal Swap Index Yield + 0.27%), 1.420	04/01/2022	3,922,965
Washtenaw County Ypsilanti Community Schools GO Refunding Bonds Series 2020 (Q-SBLF) (AA/NR)
500,000	1.810	05/01/2023	494,955
515,000	1.889	05/01/2024	508,779
Washtenaw County Ypsilanti Community Schools Unlimited Tax GO Refunding Bonds Series 2016 A (Q-SBLF) (AA/NR)
1,000,000	5.000	05/01/2021	1,037,580
1,000,000	5.000	05/01/2022	1,071,760
Wayne County Airport Authority RB Refunding for Detroit Metropolitan Wayne County Airport Series 2018 C (A/A1)
895,000	4.000	12/01/2020	911,029
600,000	5.000	12/01/2021	636,618
500,000	5.000	12/01/2022	543,365
Western Michigan University RB Refunding Series 2019 A (A/Aa3)
1,490,000	5.000	11/15/2022	1,630,865
160,000	5.000	11/15/2023	180,619

			170,361,898

Minnesota – 0.7%
Circle Pines Minnesota Independent School District No. 012 GO Bonds Series 2015 A (SD CRED PROG) (AAA/NR)(e)
700,000	0.000	02/01/2021	693,133

The accompanying notes are an integral part of these financial statements.	125

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Minnesota – (continued)
City of Rochester RB for Mayo Clinic Series 2011 C (AA/Aa2)(a)(b)
$10,795,000	4.500%	11/15/2021	$11,229,715
Maple Grove Minnesota Health Care Facilities RB Refunding for Maple Grove Hospital Corp. Series 2017 (NR/Baa1)
500,000	4.000	05/01/2021	513,385
500,000	4.000	05/01/2022	524,835
575,000	5.000	05/01/2023	634,409
Minnesota Higher Education Facilities Authority RB Refunding for College of St. Scholastica, Inc. Series 2019 (NR/Baa2)
75,000	3.000	12/01/2020	75,749
75,000	3.000	12/01/2021	76,791
100,000	3.000	12/01/2022	100,081
100,000	3.000	12/01/2023	99,858
100,000	4.000	12/01/2024	103,870
180,000	4.000	12/01/2025	186,997
Minnesota Rural Water Finance Authority, Inc. RB Series 2020 (NR/MIG1)
5,500,000	1.000	08/01/2021	5,485,480
Minnesota State Various Purpose GO Refunding Bonds Series 2015 A (AAA/Aa1)
9,800,000	5.000	08/01/2021	10,312,638
Minnesota State Various Purpose GO Refunding Bonds Series 2016 D (AAA/Aa1)
6,305,000	5.000	08/01/2021	6,634,815
State of Minnesota GO Bonds Series 2015 A (AAA/Aa1)
9,110,000	5.000	08/01/2020	9,228,885
State of Minnesota State Trunk Highway GO Bonds Series 2015 B (AAA/Aa1)
3,230,000	5.000	08/01/2022	3,520,280

			49,420,921

Mississippi – 0.7%
Mississippi Business Finance Corp. RB for Mississippi Power Co. Project First Series 2010 (A-/NR)(a)(b)
7,725,000	2.750	12/09/2021	7,796,456
Mississippi Business Finance Corp. RB for Waste Management, Inc. Series 2002 (AMT) (A-/NR)(a)(b)
1,000,000	2.200	06/03/2024	966,940
Mississippi Business Finance Corp. System Energy Resources Inc. RB Series 2019 (BBB+/Baa3)
9,100,000	2.500	04/01/2022	9,108,008
Mississippi State GO Refunding Bonds Series 2017 B (AA/Aa2)(a)
5,790,000	(1 Mo. LIBOR + 0.33%), 1.389	09/01/2020	5,790,348
State of Minnesota GO Bonds for Capital Improvement Series 2011 A (AA/Aa2)(c)
21,415,000	5.000	10/01/2021	22,661,781
Warren County Gulf Opportunity Zone RB Refunding for International Paper Company, Series 2018 (BBB/Baa2)(a)(b)
6,800,000	2.900	09/01/2023	6,908,460

			53,231,993

Missouri – 0.2%
Cape Girardeau County IDA Health Facilities RB Refunding for South Eastern Health Series 2017 A (BBB-/Ba1)
400,000	5.000	03/01/2021	408,276

Municipal Bonds – (continued)
Missouri – (continued)
Missouri Health & Educational Facilities Authority RB Refunding for J.B. Wright & Trenton Trust Obligated Group Series 2019 (BBB-/NR)
100,000	5.000	09/01/2020	101,299
570,000	5.000	09/01/2023	624,823
600,000	5.000	09/01/2024	672,822
Missouri Health & Educational Facilities Authority RB Refunding for Mosaic Health System Series 2019 A (AA-/A1)
1,055,000	5.000	02/15/2021	1,090,490
615,000	5.000	02/15/2022	656,882
525,000	5.000	02/15/2023	578,503
390,000	5.000	02/15/2024	442,638
Missouri Southern State University RB Series 2019 A (AGM) (AA/NR)
105,000	5.000	10/01/2024	118,494
125,000	5.000	10/01/2025	143,890
Missouri State Development Finance Board Infrastructure Facilities Leasehold Improvement and RB Refunding for City of Independence Electric System Projects Series 2012 F (A/NR)
1,000,000	4.000	06/01/2020	1,004,590
Missouri State Environmental Improvement & Energy Resources Authority RB Refunding for Union Electric Co. Project Series 1992 (A/A2)
5,300,000	1.600	12/01/2022	5,303,816
St. Louis County Rockwood School District GO Refunding Bonds Series 2017 (AAA/NR)
3,995,000	5.000	02/01/2021	4,122,720

			15,269,243

Montana – 0.2%
City of Billings RB for Sewer System Series 2017 (AA+/Aa3)
240,000	4.000	07/01/2020	241,704
210,000	4.000	07/01/2021	217,493
310,000	5.000	07/01/2022	335,311
Forsyth Montana Pollution Control RB Refunding for Northwestern Corp. Colstrip Project Series 2016 (A-/A3)
8,790,000	2.000	08/01/2023	8,942,067
Gallatin County High School District No. 7 GO Bonds for School Building Series 2017 A (NR/Aa2)
445,000	5.000	12/01/2022	489,847
Montana Facility Finance Authority RB for Sisters of Charity of Leavenworth Health System, Inc. Obligated Group Series 2019 A (AA-/Aa3)
750,000	5.000	01/01/2022	798,443
500,000	5.000	01/01/2023	546,905

			11,571,770

Nebraska – 0.2%
Central Plains Energy Project RB Refunding Series 2019 (AA/Aa2)(a)(b)
12,400,000	4.000	08/01/2025	12,952,916
City of Lincoln Electric System RB Refunding Series 2012 (AA/NR)
2,615,000	5.000	09/01/2021	2,759,191
Lincoln County Hospital Authority No. 1 RB Refunding for Great Plains Regional Medical Center Project Series 2012 (A/NR)
690,000	4.000	11/01/2020	701,061

			16,413,168

126	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Nevada – 0.5%
City of North Las Vegas GO Refunding Bonds for Wastewater Reclamation Series 2019 (BAM) (AA/A2)
$1,000,000	5.000%	06/01/2021	$1,043,300
1,970,000	5.000	06/01/2024	2,234,512
Clark County School District Building GO Bonds Series 2016 B (A+/A1)
980,000	5.000	06/15/2022	1,051,834
Clark County School District Building GO Bonds Series 2017 A (A+/A1)
7,085,000	5.000	06/15/2022	7,604,330
Clark County Water Reclamation District GO Refunding Bonds for Water Reclamation Series 2016 (AAA/Aa1)
3,640,000	5.000	07/01/2022	3,952,458
County of Clark RB for Nevada Power Co. Series 2017 (A+/A2)(a)(b)
1,850,000	1.600	05/21/2020	1,850,666
County of Humboldt Nevada Pollution Control RB Refunding for Idaho Power Co. Series 2003 (A-/A1)
12,000,000	1.450	12/01/2024	11,870,400
Las Vegas Valley Nevada Water District GO Refunding Bonds Series 2018 B (AA+/Aa1)
9,010,000	5.000	06/01/2021	9,395,808
Washoe County Sierra Pacific Power Company Project RB Refunding for Nevada Gas & Water Facilities Series 2016 B (A+/A2)(a)(b)
2,160,000	3.000	06/01/2022	2,218,104

			41,221,412

New Hampshire – 0.4%
New Hampshire Business Finance Authority RB Refunding for Waste Management, Inc. Series 2018 A (AMT) (A-/NR)(a)
14,550,000	(SIFMA Municipal Swap Index Yield + 0.75%), 5.460	10/01/2021	14,544,908
New Hampshire Business Finance Authority RB Refunding for Waste Management, Inc. Series 2019 A-1 (AMT) (A-/NR)(a)(b)
1,250,000	2.150	07/01/2024	1,205,475
New Hampshire Business Finance Authority RB Refunding for Waste Management, Inc. Series 2019 A-2 (AMT) (A-/NR)(a)(b)
5,000,000	2.150	07/01/2024	4,821,900
New Hampshire Business Finance Authority RB Refunding for Waste Management, Inc. Series 2019 A-3 (AMT) (A-/NR)(a)(b)
5,000,000	2.150	07/01/2024	4,821,900
New Hampshire Business Finance Authority RB Refunding for Waste Management, Inc. Series 2019 A-4 (AMT) (A-/NR)(a)(b)
3,000,000	2.150	07/01/2024	2,893,140

			28,287,323

New Jersey – 4.9%
Atlantic City New Jersey Tax Appeal Refunding Bonds Series 2017 A (BAM) (ST AID WITHHLDG) (AA/Baa1)
500,000	5.000	03/01/2023	547,045
Burlington County Bridge Commission RB for County of Burlington NJ Series 2019 C-1 (NR/MIG1)
3,250,000	3.000	11/20/2020	3,286,530
Casino Reinvestment Development Authority, Inc. RB Series 2014 (AGM-CR) (AA/A2)
1,470,000	5.000	11/01/2020	1,490,506

Municipal Bonds – (continued)
New Jersey – (continued)
City of Long Branch GO Bonds Series 2020 B (NR/MIG1)
14,445,000	2.000	10/01/2020	14,501,047
County of Cape May GO Bonds Series 2019 (NR/Aa1)
830,000	4.000	10/01/2021	866,155
2,450,000	4.000	10/01/2022	2,619,491
2,655,000	4.000	10/01/2024	2,967,440
County of Ocean GO Refunding Bonds Series 2019 (AAA/Aaa)
3,405,000	5.000	08/01/2024	3,941,015
Garden State Preservation Trust Capital Appreciation RB Series 2003 B (AGM) (AA/A2)(e)
5,750,000	0.000	11/01/2021	5,630,975
Hudson County New Jersey GO Refunding Bonds Series 2015 (AGM) (AA/Aa3)
1,025,000	4.000	02/15/2021	1,049,825
New Jersey Economic Development Authority RB for Provident Group – Kean Properties L.L.C. – Kean University Student Housing Project Series 2017 A (BBB-/NR)
180,000	4.000	07/01/2021	184,903
220,000	4.000	01/01/2022	227,935
225,000	4.000	07/01/2022	229,156
270,000	4.000	01/01/2023	275,408
275,000	4.000	07/01/2023	280,662
320,000	4.000	01/01/2024	326,781
325,000	4.000	07/01/2024	331,585
New Jersey Economic Development Authority RB for School Facilities Construction Series 2017 DDD (BBB+/Baa1)
600,000	5.000	06/15/2020	602,784
New Jersey Economic Development Authority RB Refunding for Provident Group – Montclair Properties L.L.C. – Montclair University Student Housing Project Series 2017 (AGM) (AA/A2)
1,835,000	4.000	06/01/2021	1,888,142
1,000,000	4.000	06/01/2022	1,052,420
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2005 K (AMBAC) (BBB+/Baa1)
1,870,000	5.250	12/15/2020	1,903,417
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2005 N-1 (AMBAC) (BBB+/Baa1)
3,165,000	5.500	09/01/2024	3,441,178
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2013 I (ST APPROP) (BBB+/Baa1)(d)
13,315,000	(SIFMA Municipal Swap Index Yield + 1.25%), 5.960	09/01/2025	13,302,617
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2018 FFF (BBB+/Baa1)
2,345,000	5.000	06/15/2023	2,469,942
6,500,000	5.000	06/15/2024	6,916,715
New Jersey Economic Development Authority RB Refunding for State of New Jersey Cigarette Tax Revenue Series 2012 (BBB+/Baa1)
1,100,000	5.000	06/15/2020	1,106,820

The accompanying notes are an integral part of these financial statements.	127

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Educational Facilities Authority RB Refunding for Stevens Institute of Technology Series 2017 A (BBB+/NR)
$315,000	5.000%	07/01/2020	$317,148
485,000	5.000	07/01/2021	501,175
440,000	5.000	07/01/2022	460,918
New Jersey Health Care Facilities Financing Authority RB for Princeton Healthcare System Issue Series 2016 A (AA/Aa3)
750,000	5.000	07/01/2021	785,640
New Jersey Health Care Facilities Financing Authority RB Refunding for RWJ Barnabas Health Obligated Group Series 2019 B-1 (AA-/A1)(a)(b)
13,480,000	5.000	07/01/2024	15,583,689
New Jersey Health Care Facilities Financing Authority RB Refunding for Trinitas Regional Medical Center Series 2017 A (BBB/Baa2)
1,000,000	5.000	07/01/2020	1,008,150
1,000,000	5.000	07/01/2021	1,041,190
1,240,000	5.000	07/01/2022	1,331,512
New Jersey State Turnpike Authority RB Refunding Series 2017 C-1 (A+/A2)(d)
1,290,000	(1 Mo. LIBOR + 0.34%), 1.447	01/01/2021	1,283,331
New Jersey State Turnpike Authority RB Refunding Series 2017 C-2 (A+/A2)(d)
5,000,000	(1 Mo. LIBOR + 0.48%), 1.587	01/01/2022	4,937,150
New Jersey State Turnpike Authority RB Refunding Series 2017 C-3 (A+/A2)(d)
15,565,000	(1 Mo. LIBOR + 0.60%), 1.707	01/01/2023	15,272,067
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2010 A (BBB+/Baa1)(e)
28,425,000	0.000	12/15/2028	21,844,328
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2014 AA (BBB+/Baa1)
10,000,000	5.000	06/15/2021	10,274,800
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2015 AA (BBB+/Baa1)
1,000,000	5.000	06/15/2021	1,027,480
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2005 B (NATL-RE) (BBB+/Baa1)
10,990,000	5.500	12/15/2021	11,505,761
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 A (AGM-CR) (AA/A2)
25,080,000	5.250	12/15/2022	26,857,921
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 A (BBB+/Baa1)
15,795,000	5.250	12/15/2020	16,077,257
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (AMBAC) (BBB+/Baa1)(e)
10,765,000	0.000	12/15/2025	9,372,439

Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (NATL-RE) (BBB+/Baa1)(e)
33,865,000	0.000	12/15/2027	27,386,287
320,000	0.000	12/15/2031	222,896
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2010 D (BBB+/Baa1)
3,110,000	5.000	12/15/2023	3,299,275
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2013 A (BBB+/Baa1)
1,505,000	5.000	06/15/2020	1,511,983
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2011 A (BBB+/Baa1)(c)
5,155,000	5.000	06/15/2021	5,396,409
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2019 A (BBB+/Baa1)
7,600,000	5.000	12/15/2024	8,136,712
7,500,000	5.000	12/15/2025	8,119,425
New Jersey Transportation Trust Fund Authority RB Refund for Transportation System Bonds Series 2018 A (BBB+/Baa1)
2,000,000	5.000	12/15/2023	2,121,720
New Jersey Transportation Trust Fund Authority RB Refunding for Federal Highway Reimbursement Notes Series 2018 A (A+/Baa1)
5,000,000	5.000	06/15/2021	5,182,700
5,000,000	5.000	06/15/2022	5,266,200
New Jersey Transportation Trust Fund Authority RB Refunding for Transportation Systems Series 2010 D (BBB+/Baa1)
27,140,000	5.250	12/15/2023	29,026,501
New Jersey Transportation Trust Fund Authority RB Subseries 2016 A-1 & Subseries A-2 (A+/Baa1)
11,250,000	5.000	06/15/2023	12,044,137
New Jersey Transportation Trust Fund Authority Transportation RB Series 2011 B (BBB+/Baa1)(c)
5,150,000	5.250	06/15/2021	5,406,470
New Jersey Transportation Trust Fund Authority Transportation System RB Series 2006 A (AGM-CR) (AA/A2)
30,330,000	5.500	12/15/2022	32,676,935
Plainsboro Township GO General Improvement Bonds Series 2016 (AAA/NR)
1,000,000	2.000	08/01/2022	1,020,090
Tobacco Settlement Financing Corp. RB Series 2018 B (BBB/NR)
5,665,000	3.200	06/01/2027	5,637,128
Toms River Board of Education GO Bonds Series 2019 (SCH BD RES FD) (AA-/NR)
2,650,000	2.000	07/15/2022	2,684,291

			366,061,609

New Mexico – 1.0%
City of Albuquerque General Purpose GO Bonds Series 2018 A (AAA/Aa2)
6,480,000	5.000	07/01/2020	6,542,597
6,480,000	5.000	07/01/2021	6,794,539
City of Albuquerque GO Refunding Bonds Series 2020 D (AAA/NR)(h)
15,435,000	5.000	07/01/2023	17,360,362

128	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New Mexico – (continued)
Farmington City PCRB Refunding for Public Service Co. of New Mexico San Juan & Four Corners Projects Series 2016 A (BBB+/Baa2)(a)(b)
$6,545,000	1.875%	10/01/2021	$6,402,777
Farmington City PCRB Refunding for Public Servicing Co. of New Mexico San Juan & Four Corners Projects Series 2016 B (BBB+/Baa2)(a)(b)
15,425,000	1.875	10/01/2021	15,089,815
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan Project RMKT 06/01/17 Series 2017 B (BBB+/Baa2)(a)(b)
3,750,000	2.125	06/01/2022	3,642,037
New Mexico Finance Authority RB Refunding for State Transportation Commission Series 2012 (AA+/Aa1)
4,040,000	5.000	06/15/2022	4,372,775
New Mexico Finance Authority RB Refunding for State Transportation Senior Lien Series 2010 B (AA+/Aa1)
3,535,000	5.000	06/15/2021	3,700,968
New Mexico State GO Refunding Bonds Series 2017 B (AA/Aa2)
9,485,000	5.000	03/01/2021	9,826,555

			73,732,425

New York – 14.4%
Brooklyn Arena Local Development Corp. Pilot RB Refunding for Barclays Center Series 2016 A (B+/Ba1)
1,250,000	5.000	07/15/2021	1,301,900
500,000	5.000	07/15/2022	509,805
500,000	5.000	07/15/2023	512,900
City of New York GO Bonds Fiscal 2014 Series D Subseries D-3 (AA/Aa1)(a)(b)
31,795,000	5.000	02/01/2024	35,479,723
City of New York GO Bonds Series 2012 B (AA/Aa1)
6,675,000	5.000	08/01/2023	7,258,729
County of Nassau GO Bonds for General Improvement Series 2017 B (A+/A2)
2,535,000	5.000	04/01/2021	2,632,014
2,345,000	5.000	04/01/2022	2,518,882
County of Nassau GO Bonds for General Improvement Series 2018 B (AGM) (AA/A2)
670,000	5.000	07/01/2020	676,372
1,000,000	5.000	07/01/2022	1,083,270
County of Nassau GO Bonds Series 2019 A (SP-1+/NR)
10,600,000	5.000	06/01/2020	10,657,452
County of Westchester GO Bonds Series 2020 (NR/NR)
81,500,000	1.500	05/27/2020	81,534,230
Long Island Power Authority RB Refunding Series 2014 C (A/A2)(a)
18,300,000	(1 Mo. LIBOR + 0.75%), 1.857	10/01/2023	18,041,055
Long Island Power Authority RB Series 2019 B (A/A2)(a)(b)
13,675,000	1.650	09/01/2024	13,194,461
Metropolitan Transportation Authority Dedicated Tax Fund Bonds Anticipation Notes Series 2019 A (SP-1+/NR)
25,000,000	5.000	03/01/2022	26,155,500
Metropolitan Transportation Authority RB Anticipating Notes Series 2019 C (SP-1/MIG1)
42,450,000	4.000	07/01/2020	42,620,649

Municipal Bonds – (continued)
New York – (continued)
Metropolitan Transportation Authority RB Refunding Subseries 2012 G-4 (A-/A1)(a)
26,780,000	(1 Mo. LIBOR + 0.55%), 1.609	11/01/2022	26,498,542
Metropolitan Transportation Authority RB Series 2011 B (A-/A1)(a)
26,625,000	(1 Mo. LIBOR + 0.55%), 1.609	11/01/2022	26,345,171
Metropolitan Transportation Authority RB Series 2018 A-1 (A-/A1)(a)(b)
2,395,000	5.000	11/15/2020	2,448,696
Metropolitan Transportation Authority RB Series 2018 B-1A (SP-1/MIG1)
10,145,000	5.000	05/15/2020	10,146,217
Metropolitan Transportation Authority RB Series 2018 B-1B (SP- 1/MIG1)
1,195,000	5.000	05/15/2020	1,195,143
Metropolitan Transportation Authority RB Series 2018 B-2A (SP- 1/MIG1)
14,325,000	5.000	05/15/2021	14,743,290
Metropolitan Transportation Authority RB Series 2020 A-2 (A-/A1)(a)(b)
50,000,000	5.000	05/15/2024	54,763,000
Metropolitan Transportation Authority RB Subseries 2014 D-2 (A-/A1)(a)
15,000,000	(SIFMA Municipal Swap Index Yield + 0.45%), 5.160	11/15/2022	15,020,100
Metropolitan Transportation Authority RB Subseries 2018 C-1 (SP-1/MIG1)
69,410,000	5.000	09/01/2020	70,163,793
New York City GO Bonds Fiscal 2008 Series J Subseries J-3 (AA/Aa1)
19,340,000	5.000	08/01/2022	21,045,208
New York City GO Bonds Fiscal 2019 Series A (AA/Aa1)
10,000,000	5.000	08/01/2022	10,881,700
New York City GO Refunding Bonds Series 2015 A (AA/Aa1)
8,640,000	5.000	08/01/2021	9,083,750
New York City Housing Development Corp. Multi-Family RB for Sustainable Neighborhood Series 2018 L-1 (AA+/Aa2)(a)(b)
6,500,000	2.750	12/29/2023	6,698,965
New York City Transitional Finance Authority Future Tax Secured Subordinate Secured RB Series 2019 C-2 (AAA/Aa1)
23,565,000	2.570	11/01/2023	24,200,548
25,580,000	2.640	11/01/2024	26,431,047
17,885,000	2.740	11/01/2025	18,590,384
New York City Transitional Finance Authority Future Tax Secured Subordinate Secured RB Series 2020 Subseries A-4 (AAA/Aa1)
7,800,000	1.940	05/01/2024	7,825,506
43,155,000	2.010	05/01/2025	43,281,876
New York Housing Development Corp. Multi-Family Mortgage RB for Sustainable Neighborhood Bonds Series 2017 Class G-2 (AA+/Aa2)(a)(b)
4,870,000	2.000	12/31/2021	4,878,523
New York State Dormitory Authority RB for Northwell Health Obligated Group Series 2019 B-1 (A-/A3)(a)(b)
10,380,000	5.000	05/01/2022	10,981,521

The accompanying notes are an integral part of these financial statements.	129

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New York – (continued)
New York State Dormitory Authority RB for Northwell Health Obligated Group Series 2019 B-2 (A-/A3)(a)(b)
$6,230,000	5.000%	05/01/2024	$7,021,272
New York State Dormitory Authority RB Refunding for Bidding Group 1 Series 2018 C (AA+/Aa1)
62,305,000	5.000	03/15/2023	68,908,707
New York State Dormitory Authority RB Refunding for New York University Series 2015 A (AA-/Aa2)
1,120,000	4.000	07/01/2020	1,128,087
New York State Dormitory Authority RB Refunding for Northwell Health Obligated Group Series 2019 A (A-/A3)
1,170,000	5.000	05/01/2022	1,259,973
1,040,000	5.000	05/01/2023	1,155,752
New York State Dormitory Authority Sales Tax RB Refunding Series 2015 A (AA+/Aa1)
850,000	5.000	03/15/2021	880,175
New York State Dormitory Authority Sales Tax RB Refunding Series 2018 E Group 1 (AA+/Aa1)
31,815,000	5.000	03/15/2023	35,187,072
New York State Dormitory Authority State Personal Income Tax RB Federally Taxable Build America Bonds Series 2010 D (AA+/Aa1)
710,000	4.900	03/15/2023	759,721
New York State Dormitory Authority State Personal Income Tax RB for General Purpose Series 2019 A (AA+/Aa1)
33,890,000	5.000	03/15/2025	39,818,378
New York State Energy Research & Development Authority RB Refunding for Central Hudson Gas & Electric Corp. Projects Series 1999 B (AMT) (AMBAC) (A-/A3)(b)
27,750,000	2.188	04/13/2020	27,750,000
New York State Energy Research & Development Authority RB Refunding for New York State Electric & Gas Corp. Projects Series 2004 C (A-/A3)(a)(b)
17,000,000	2.625	07/03/2023	17,475,150
New York State Urban Development Corp. General Purpose Personal Income Tax RB Refunding Series 2017 A (AA+/Aa1)
945,000	5.000	03/15/2022	1,012,766
New York State Urban Development Corp. Taxable Refunding RB Series 2017 B (AA+/Aa1)
20,175,000	2.670	03/15/2023	20,417,100
28,225,000	2.860	03/15/2024	28,667,286
New York State Urban Development Corp. Taxable Refunding RB Series 2017 D-1 (AA+/Aa1)
20,015,000	2.980	03/15/2025	21,334,789
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2018 (AMT) (BBB-/Baa3)
17,045,000	5.000	01/01/2022	17,200,962
16,750,000	5.000	01/01/2023	16,895,892
New York Transportation Development Corp. Special Facility RB Refunding for Terminal One Group Association L.P. Project Series 2015 (AMT) (BBB+/Baa2)
2,310,000	5.000	01/01/2021	2,327,371
Oyster Bay Public Improvement GO Refunding Bonds Series 2018 (NR/Baa2)
9,385,000	4.000	02/15/2021	9,576,079

Municipal Bonds – (continued)
New York – (continued)
Suffolk County New York GO Bonds for Public Improvement Series 2016 B (BAM) (AA/NR)
5,105,000	2.000	10/15/2020	5,119,651
5,200,000	2.000	10/15/2021	5,242,484
Suffolk County New York GO Bonds for Public Improvement Series 2018 A (AGM) (AA/NR)
4,955,000	5.000	06/01/2021	5,156,619
5,005,000	5.000	06/01/2022	5,376,821
Suffolk County New York GO Bonds Series 2020 II (SP-1/NR)
35,230,000	2.500	08/20/2020	35,402,979
Suffolk County New York GO Refunding Serial Bonds Series 2017 A (AGM) (AA/NR)
7,035,000	4.000	02/01/2023	7,515,631
Suffolk County New York GO Refunding Serial Bonds Series 2017 B (AGM) (AA/NR)
6,360,000	4.000	10/15/2023	6,896,720
Suffolk Tobacco Asset Securitization Corp. RB Tobacco Settlement Asset-Backed Bonds Series 2012 B (A/NR)
620,000	5.000	06/01/2020	621,755
Triborough Bridge & Tunnel Authority RB Series 2012 A (AA-/Aa3)
5,000,000	4.000	11/15/2036	5,232,250
Triborough Bridge & Tunnel Authority RB Series 2018 D (AA-/Aa3)(a)
25,000,000	(SOFR + 0.50%), 0.507	10/01/2020	24,927,500
TSASC Inc., Tobacco Settlement RB Senior Series 2017 A (A/NR)
2,000,000	5.000	06/01/2020	2,007,920
1,000,000	5.000	06/01/2021	1,027,590
TSASC Inc., Tobacco Settlement RB Subordinated Series 2017 B (A-/NR)
1,000,000	5.000	06/01/2020	1,003,960
Utility Debt Securitization Authority Restructuring RB Series 2016 B (AAA/WR)
1,000,000	5.000	12/15/2023	1,062,760

			1,074,771,094

North Carolina – 1.8%
Columbus County Industrial Facilities and Pollution Control Financing Authority RB Refunding for International Paper Co. Series 2019 A (BBB/Baa2)(a)(b)
425,000	2.000	10/01/2024	416,547
Columbus County Industrial Facilities and Pollution Control Financing Authority RB Refunding for International Paper Co. Series 2019 B (BBB/Baa2)(a)(b)
450,000	2.000	10/01/2024	441,049
County of Wake GO Bonds for Public Improvements Series 2014 (AAA/Aaa)
7,000,000	5.000	09/01/2020	7,113,540
North Carolina Capital Facilities Finance Agency RB for Duke University Project Series 2014 A (AA+/Aa1)
71,475,000	5.000	10/01/2041	75,738,484
North Carolina Capital Facilities Finance Agency RB Refunding for Duke University Project Series 2014 B (AA+/Aa1)
35,000,000	5.000	10/01/2044	37,038,400

130	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
North Carolina – (continued)
North Carolina State Capital Improvement RB Series 2011 A (ST APPROP) (AA+/Aa1)(c)
$10,760,000	5.000%	05/01/2020	$10,794,217

			131,542,237

North Dakota – 0.1%
City of Williston RB Refunding for Airport Series 2018 (A+/NR)
600,000	5.000	11/01/2020	612,936
805,000	5.000	11/01/2021	851,964
1,815,000	5.000	11/01/2022	1,984,176
1,655,000	5.000	11/01/2023	1,863,000
2,000,000	4.000	11/01/2024	2,177,320

			7,489,396

Ohio – 2.9%
American Municipal Power, Inc. RB for Hydroelectric Projects Series 2010 C (A/A2)
2,720,000	6.973	02/15/2024	3,250,482
American Municipal Power, Inc. RB Refunding for Combined Hydroelectric Project Series 2020 A (A/A2)
855,000	5.000	02/15/2025	1,000,846
American Municipal Power, Inc. RB Refunding for Prairie State Energy Campus Project Series 2019 B (A/A1)
2,930,000	5.000	02/15/2023	3,236,449
970,000	5.000	02/15/2024	1,103,278
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 A-1 Class 1 (A/NR)
7,045,000	1.580	06/01/2021	6,952,992
6,000,000	1.630	06/01/2022	5,855,820
6,325,000	1.650	06/01/2023	6,075,479
5,935,000	1.709	06/01/2024	5,614,866
7,500,000	1.809	06/01/2025	6,988,200
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 B-1 Class 2 (BBB+/NR)
10,000,000	1.850	06/01/2029	9,976,500
City of Columbus Various Purpose Unlimited Tax Bonds Series 2018 A (AAA/Aaa)
5,000,000	5.000	04/01/2023	5,560,750
City of Columbus Various Purpose Unlimited Tax Bonds Series 2018 A (AAA/WR)
4,545,000	5.000	04/01/2020	4,545,000
Cleveland Airport Various Purpose GO Refunding Bonds Series 2015 (AA+/A1)
1,455,000	5.000	12/01/2020	1,492,408
County of Franklin RB for Trinity Health Corp Obligated Group Series 2013 (AA-/Aa3)(a)(b)
6,000,000	1.050	05/01/2020	5,999,100
County of Montgomery Ohio Hospital Facilities RB Refunding for Miami Valley Hospital Series 2019 A (A/Baa1)
1,950,000	5.000	11/15/2024	2,189,382
Cuyahoga County Ohio Hospital RB Refunding for Metrohealth System Series 2017 (BBB-/Baa3)
1,750,000	5.000	02/15/2023	1,889,755
3,000,000	5.000	02/15/2024	3,315,300
1,500,000	5.000	02/15/2025	1,693,875

Municipal Bonds – (continued)
Ohio – (continued)
Hamilton County Sewer System RB Refunding Series 2019 A (AA+/Aa2)
5,650,000	4.000	12/01/2021	5,923,177
5,865,000	5.000	12/01/2022	6,460,943
6,450,000	5.000	12/01/2024	7,570,688
Kent State University Taxable Refunding RB Series 2020 B (A+/Aa3)
875,000	1.875	05/01/2023	885,579
875,000	1.960	05/01/2024	884,406
1,325,000	2.060	05/01/2025	1,339,787
Ohio Air Quality Development Authority RB for Ohio Valley Electric Corp. Series 2009 A (NR/Ba1)
1,075,000	2.875	02/01/2026	1,002,072
Ohio Air Quality Development Authority RB for Ohio Valley Electric Corp. Series 2009 D (BBB-/Ba1)
2,695,000	2.875	02/01/2026	2,512,171
Ohio Air Quality Development Authority RB Refunding for American Electric Power Co., Inc. Series 2014 D (BBB+/NR)(a)(b)
5,000,000	1.900	10/01/2024	4,758,650
Ohio State GO Bonds Series 2014 C (AA+/Aa1)
1,000,000	3.000	03/01/2021	1,017,320
Ohio State GO Refunding Bonds for Higher Education Series 2014 B (AA+/Aa1)
7,460,000	5.000	08/01/2023	8,391,605
Ohio State Higher Education GO Bonds for Federally Taxable Build America Bonds Series 2010 E (AA+/Aa1)
2,710,000	4.461	08/01/2022	2,905,933
Ohio State Highway Capital Improvement GO Bonds Series 2012 Q (AAA/Aa1)(c)
1,685,000	5.000	05/01/2022	1,821,603
Ohio State RB for Department of Transportation Series 2019-1 (AA/Aa2)
1,000,000	5.000	12/15/2022	1,100,210
1,285,000	5.000	12/15/2023	1,459,246
Ohio State RB for University Hospitals Health System, Inc. Obligated Group Series 2018 C (A/A2)(a)(b)
15,100,000	5.000	09/15/2021	15,814,230
Ohio State RB for University Hospitals Health System, Inc. Obligated Group Series 2018 D (A/A2)(a)(b)
11,775,000	5.000	09/15/2023	12,989,473
Ohio State RB for University Hospitals Health System, Inc. Obligated Group Series 2020 B (A/A2)(a)(b)
5,335,000	5.000	01/15/2025	6,099,079
Ohio State RB Refunding for Administrative Building Fund Series 2020 A (AA/Aa2)
6,000,000	1.562	10/01/2021	6,027,780
2,450,000	1.592	10/01/2022	2,480,307
1,200,000	1.610	10/01/2023	1,212,432
1,125,000	1.678	10/01/2024	1,137,881
Ohio State RB Refunding for Adult Correctional Building Funds Series 2020 A (AA/Aa2)
5,220,000	1.562	10/01/2021	5,240,306
4,000,000	1.592	10/01/2022	4,032,680
4,535,000	1.610	10/01/2023	4,557,176
3,625,000	1.678	10/01/2024	3,641,276

The accompanying notes are an integral part of these financial statements.	131

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Ohio – (continued)
Ohio State Third Frontier Research & Development GO Bonds Series 2013 A (AA+/Aa1)(c)
$7,400,000	4.000%	05/01/2021	$7,637,170
Ohio State Water Development Authority RB for Waste Management, Inc. Project Series 2002 (A-/NR)
8,250,000	3.250	11/01/2022	8,310,967
Ohio Water Development Authority RB for Water Pollution Control Loan Fund Series 2014 (AAA/Aaa)
6,085,000	5.000	06/01/2021	6,360,042
Revere Local School District School Facilities Improvement GO Unlimited Bonds Series 2017 a (NR/Aa1)(c)
1,240,000	5.000	06/01/2022	1,344,507
University of Toledo General Receipts RB Series 2011 B (A/A1)(c)
355,000	5.000	06/01/2021	370,244
Winton Woods City School District Class Room Facilities GO Unlimited Bonds Series 2017 A (SD CRED PROG) (AA/Aa2)(c)
2,805,000	5.000	05/01/2022	3,032,401

			215,061,823

Oklahoma – 0.6%
Cleveland County Educational Facilities Authority RB for Norman Public Schools Project Series 2019 (A+/NR)
1,375,000	5.000	06/01/2021	1,435,019
1,880,000	5.000	06/01/2022	2,028,877
Oklahoma County Independent School District No. 1 Combined Purpose GO Bonds for Putnam City Board of Education District Series 2016 (A+/NR)
2,900,000	2.000	01/01/2021	2,916,965
Oklahoma County Independent School District No. 12 Edmond GO Bonds Series 2020 (AA+/NR)
7,700,000	2.000	03/01/2023	7,883,106
Oklahoma County Independent School District No. 89 Oklahoma City GO Bonds Series 2020 A (AA/NR)
16,520,000	1.250	07/01/2024	16,484,812
Oklahoma Development Finance Authority Health System RB for OU Medicine Project Series 2018 B (BB+/Baa3)
500,000	5.000	08/15/2022	536,755
500,000	5.000	08/15/2023	551,275
500,000	5.000	08/15/2024	565,480
Oklahoma Development Finance Authority RB for Gilcrease Developers LLC Series 2020 A (AMT) (NR/Baa2)
12,500,000	1.625	07/06/2023	12,073,375
Oklahoma Turnpike Authority RB Refunding Second Senior Series 2017 D (AA-/Aa3)
2,765,000	4.000	01/01/2023	2,975,057

			47,450,721

Oregon – 1.4%
Benton & Linn Counties Consolidated School District No. 509J & 509A Corvallis GO Refunding Bonds Series 2007 (AGM) ( SCH BD GTY) (NR/Aa1)
2,000,000	5.000	06/15/2020	2,015,800
City of Portland RB Refunding for Sewer System First Lien Series 2015 A (AA+/Aa1)
30,030,000	5.000	06/01/2020	30,222,793

Municipal Bonds – (continued)
Oregon – (continued)
Forest Grove Oregon Student Housing RB Refunding for Oak Tree Foundation Project Series 2017 (BBB-/NR)
995,000	4.000	03/01/2021	1,011,826
385,000	5.000	03/01/2023	404,808
200,000	5.000	03/01/2024	212,804
200,000	5.000	03/01/2025	215,228
Lane County Oregon Springfield School District No. 19 GO Refunding Bonds Series 2015 (SCH BD GTY) (AA+/Aa1)(e)
3,740,000	0.000	06/15/2020	3,732,445
3,780,000	0.000	06/15/2021	3,723,489
Oregon Health & Science University RB Refunding for Oregon Health & Science University Obligated Group Series 2019 A (AA-/Aa3)
465,000	4.000	07/01/2020	468,301
600,000	5.000	07/01/2021	628,818
850,000	5.000	07/01/2022	921,375
950,000	5.000	07/01/2023	1,062,214
Oregon State Business Development Commission RB for Intel Corp. Project Series 2010 232 (A+/A1)(a)(b)
13,050,000	2.400	08/14/2023	13,212,081
Portland Community College District GO Unlimited Bonds Series 2013 (AA+/Aa1)
6,930,000	5.000	06/15/2025	7,749,334
Portland Oregon Community College District GO Bonds Series 2018 (AA+/Aa1)
10,240,000	4.000	06/15/2020	10,300,621
12,520,000	4.000	06/15/2021	12,958,575
Portland Oregon Community College District GO Refunding Bonds Series 2016 (AA+/Aa1)
1,500,000	5.000	06/15/2020	1,511,910
2,000,000	5.000	06/15/2021	2,093,900
Portland Oregon Water System RB Refunding First Lien Series 2016 A (NR/Aaa)
2,130,000	5.000	04/01/2022	2,294,074
Portland Oregon Water System RB Refunding Second Lien Series 2020 A (NR/Aa1)
2,035,000	5.000	05/01/2023	2,271,976
2,135,000	5.000	05/01/2024	2,460,096
State of Oregon GO Bonds Series 2018 A (AA+/Aa1)
5,480,000	4.000	05/01/2020	5,492,933

			104,965,401

Pennsylvania – 3.6%
Abington School District GO Bonds Series 2017 (ST AID WITHHLDG) (AA/NR)
1,375,000	5.000	10/01/2021	1,452,509
1,950,000	5.000	10/01/2022	2,134,255
Allegheny County Hospital Development Authority RB Refunding for Allegheny Health Network Obligated Group Series 2018 A (A/NR)
2,250,000	5.000	04/01/2022	2,412,180
2,250,000	5.000	04/01/2023	2,488,995
4,000,000	5.000	04/01/2024	4,556,960
Allegheny County Hospital Development Authority RB Refunding for UPMC Obligated Group Series 2019 A (A/A2)
745,000	5.000	07/15/2020	753,351
1,770,000	5.000	07/15/2021	1,858,819

132	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Pennsylvania – (continued)
Allegheny County Hospital Development Authority RB Refunding for UPMC Obligated Group Series 2019 A (A/A2) – (continued)
$1,900,000	5.000%	07/15/2022	$2,057,263
1,475,000	5.000	07/15/2023	1,645,186
Bethlehem Area School District Authority School RB Refunding for Bethlehem Area School District Refunding Project Series 2018 (ST AID WITHHLDG) (NR/A1)(a)
5,990,000	(1 Mo. LIBOR + 0.48%), 1.127	11/01/2021	5,991,258
Bucks County Industrial Development Authority RB Refunding for Pennswood Village Obligated Group Series 2018 A (BBB+/NR)
545,000	5.000	10/01/2022	567,307
760,000	5.000	10/01/2023	801,427
Butler County Hospital Authority RB for Health System Project Series 2015 A (A+/Baa2)
265,000	4.000	07/01/2020	266,489
1,000,000	4.000	07/01/2021	1,028,020
City of Philadelphia GO Bonds Series 2016 F (ST AID WITHHLDG) (A+/A2)
4,000,000	5.000	09/01/2020	4,061,840
4,000,000	5.000	09/01/2021	4,210,120
City of Philadelphia GO Bonds Series 2019 A (ST AID WITHHLDG) (A+/A2)
645,000	5.000	09/01/2022	701,728
610,000	5.000	09/01/2023	683,669
Coatesville School District GO Refunding Bonds Series 2017 (AGM) (ST AID WITHHLDG) (AA/A2)
325,000	4.000	08/01/2020	327,727
1,270,000	5.000	08/01/2021	1,329,525
1,125,000	5.000	08/01/2022	1,211,220
Commonwealth Financing Authority Taxable RB Series 2005 A (NATL-RE) (A/A1)
2,050,000	5.380	06/01/2021	2,088,991
Commonwealth Financing Authority Taxable RB Series 2006 C (AGM) (AA/A1)
5,415,000	5.114	06/01/2021	5,551,296
Commonwealth Financing Authority Tobacco Master Settlement Payment RB Series 2018 (A/A1)
950,000	5.000	06/01/2020	955,225
2,250,000	5.000	06/01/2023	2,468,002
County of Lehigh Purpose Authority RB Refunding for Lehigh Valley Health Network Obligated Group Series 2019 A (A+/A2)
535,000	5.000	07/01/2022	571,541
700,000	5.000	07/01/2023	766,507
1,690,000	5.000	07/01/2024	1,893,087
Delaware River Port Authority RB Refunding Series 2018 B (A+/A1)
5,520,000	5.000	01/01/2021	5,675,443
5,000,000	5.000	01/01/2022	5,324,750
General Authority of Southcentral Pennsylvania WellSpan Health Obligation Group RB Refunding Series 2019 B (AA-/Aa3)(a)
15,000,000	(SIFMA Municipal Swap Index Yield + 0.60%), 5.310	06/01/2024	14,989,950

Municipal Bonds – (continued)
Pennsylvania – (continued)
Lancaster School District GO Refunding Bonds Series 2019 B (AGM) (ST AID WITHHLDG) (AA/NR)
300,000	4.000	06/01/2021	309,498
520,000	4.000	06/01/2022	549,427
Lehigh County Industrial Development Authority PCRB Refunding for PPL Electric Utilities Corp. Project RMKT 08/15/17 Series 2016 B (A/A1)(a)(b)
9,000,000	1.800	08/15/2022	9,055,080
Montgomery County Higher Education & Health Authority RB Refunding for Thomas Jefferson University Obligated Group Series 2019 (A/A2)
600,000	5.000	09/01/2022	645,036
550,000	5.000	09/01/2023	606,342
625,000	5.000	09/01/2024	705,075
Montgomery County IDA Pollution Control RB Refunding for PECO Energy Company Project Series 1999 B (BBB+/Baa2)(a)(b)
30,425,000	2.500	04/01/2020	30,425,000
Pennsylvania Economic Development Financing Authority RB for Solid Waste Disposal Project Series 2009 (A-/NR)(a)(b)
12,265,000	2.800	12/01/2021	12,432,663
Pennsylvania State Commonwealth GO Bonds Second Series 2015 (A+/Aa3)
2,175,000	5.000	08/15/2020	2,205,102
Pennsylvania State Commonwealth GO Refunding Bonds First Series 2015 (A+/Aa3)
8,115,000	5.000	08/15/2020	8,227,312
Pennsylvania State Commonwealth GO Refunding Bonds First Series 2016 (A+/Aa3)
13,720,000	5.000	09/15/2020	13,952,691
Pennsylvania State Commonwealth GO Refunding Bonds First Series 2017 (A+/Aa3)
33,455,000	5.000	01/01/2023	36,783,772
Pennsylvania State Commonwealth GO Refunding Bonds Second Series 2016 (A+/Aa3)
4,500,000	5.000	01/15/2022	4,796,235
Pennsylvania State GO Bonds First Refunding Series 2015 (AGM-CR) (AA/Aa3)
5,000,000	5.000	08/15/2022	5,432,000
Pennsylvania Turnpike Commission RB Refunding Series 2018 B (A+/A1)(d)
11,750,000	(SIFMA Municipal Swap Index Yield + 0.70%), 5.410	12/01/2023	11,851,285
Pennsylvania Turnpike Commission RB Refunding Series 2020 (A-/A3)
1,500,000	1.812	12/01/2020	1,503,465
885,000	2.013	12/01/2024	888,142
Pennsylvania Turnpike Commission RB Refunding Subordinate Series 2016 A (AA/Aa3)
1,000,000	5.000	12/01/2022	1,101,610
Pennsylvania Turnpike Commission RB Series 2014 B-1 (A+/A1)(d)
7,000,000	(SIFMA Municipal Swap Index Yield + 0.88%), 5.590	12/01/2020	6,971,720
Pennsylvania Turnpike Commission RB Subordinate Series 2015 B (A/A3)(c)
1,400,000	5.000	12/01/2020	1,436,666

The accompanying notes are an integral part of these financial statements.	133

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Pennsylvania – (continued)
Philadelphia Authority for Industrial Development RB Refunding for St. Joseph’s University Series 2020 (A-/NR)(h)
$425,000	3.000%	11/01/2020	$426,581
250,000	4.000	11/01/2021	257,673
250,000	4.000	11/01/2022	261,960
535,000	4.000	11/01/2024	580,373
Philadelphia Hospitals and Higher Education Facilities Authority RB Refunding for Temple University Health System Obligation Group Series 2017 (BBB-/Ba1)
1,000,000	5.000	07/01/2020	1,007,220
4,000,000	5.000	07/01/2022	4,245,880
1,750,000	5.000	07/01/2023	1,898,995
Pittsburgh & Allegheny County Sports & Exhibition Authority RB for Parking System Series 2017 (A/NR)
365,000	4.000	12/15/2020	371,891
640,000	4.000	12/15/2021	668,115
280,000	5.000	12/15/2022	306,021
Pittsburgh Water & Sewer Authority First Lien RB Refunding Series 2017 C (AGM) (AA/A2)(a)
10,000,000	(1 Mo. LIBOR + 0.64%), 1.765	12/01/2020	10,001,000
Pittsburgh Water & Sewer Authority First Lien RB Series 2019 A (A/A3)
500,000	5.000	09/01/2020	507,940
500,000	5.000	09/01/2021	526,700
250,000	5.000	09/01/2022	272,175
270,000	5.000	09/01/2023	303,088
Pittsburgh Water & Sewer Authority First Lien RB Series 2019 A (AGM) (AA/A2)
250,000	5.000	09/01/2024	289,137
Scranton School District GO Refunding Bonds Series 2017 A (ST AID WITHHLDG) (A+/A2)
645,000	5.000	06/01/2020	648,457
680,000	5.000	06/01/2021	705,820
State Public School Building Authority RB Refunding for Philadelphia School District Project Series 2015 A (ST AID WITHHLDG) (A+/A2)
3,500,000	5.000	06/01/2020	3,521,000
The Berks County Municipal Authority RB Refunding for Tower Health Obligated Group Series 2020 A (BBB+/NR)
450,000	5.000	02/01/2021	463,513
545,000	5.000	02/01/2022	579,962
1,400,000	5.000	02/01/2023	1,533,882
450,000	5.000	02/01/2024	506,565
Westmoreland County Municipal Authority RB Series 2013 (A+/A1)(c)
1,965,000	5.000	08/15/2023	2,213,612
York Suburban School District GO Refunding Bonds Series 2019 A (BAM) (ST AID WITHHLDG) (AA/NR)
1,075,000	4.000	02/15/2022	1,130,674
2,745,000	4.000	02/15/2023	2,942,146
2,070,000	4.000	02/15/2024	2,263,504

			269,136,645

Puerto Rico – 1.5%
Puerto Rico Commonwealth Public Improvement GO Refunding Bonds Series 2002 A (FGIC) (NR/WR)(i)
581,950	5.500	07/01/2017	447,374

Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AGM) (AA/A2)(d)
54,710,000	(3 Mo. LIBOR + 0.52%), 1.799	07/01/2029	47,050,600
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2002 C (COMWLTH GTD) (CC/WR)(i)
654,385	5.500	07/01/2016	530,052
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2007 M-2 (AMBAC) (NR/Ca)(b)
1,000,000	10.000	07/01/2035	1,085,820
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2007 M-2 (COMWLTH GTD) (NR/Ca)(a)(i)
10,835,000	10.000	07/01/2034	9,521,257
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2018 A-1 (NR/NR)(e)
22,228,000	0.000	07/01/2024	19,032,725
21,636,000	0.000	07/01/2027	16,474,083
10,381,000	0.000	07/01/2029	7,183,652
439,000	0.000	07/01/2031	273,005
494,000	0.000	07/01/2033	273,350
4,705,000	0.000	07/01/2046	1,112,356
3,833,000	0.000	07/01/2051	676,295
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2019 A-2 (NR/NR)
1,862,000	4.329	07/01/2040	1,710,415
56,000	4.536	07/01/2053	50,824
747,000	4.784	07/01/2058	699,580
Puerto Rico Sales Tax Financing Corporation Sales Tax Restructured RB Series 2018 A-1 (NR/NR)
362,000	4.500	07/01/2034	362,814
183,000	4.550	07/01/2040	173,237
1,345,000	4.750	07/01/2053	1,266,533
3,400,000	5.000	07/01/2058	3,306,330

			111,230,302

Rhode Island – 0.3%
Narragansett Bay Commission Wastewater System RB Refunding Series 2020 A (AA-/NR)
1,190,000	1.398	09/01/2021	1,189,917
630,000	1.448	09/01/2022	631,688
780,000	1.440	09/01/2023	778,877
800,000	1.497	09/01/2024	793,448
Providence Public Building Authority RB for Capital Improvement Program Project Series 2017 A (BBB/Baa2)
200,000	5.000	09/15/2020	203,108
1,210,000	5.000	09/15/2021	1,269,907
Rhode Island Health and Educational Building Corp. Higher Education Facility RB Refunding for Brown University Issue Series 2012 (AA+/Aa1)
4,820,000	5.000	09/01/2021	5,085,775
4,970,000	5.000	09/01/2022	5,417,051
Rhode Island Health and Educational Building Corp. RB for Woonsocket Public School Financing Program Series 2017 A (MUN GOVT GTD) (NR/Aa3)
815,000	4.000	05/15/2020	817,633

134	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Rhode Island – (continued)
Rhode Island Health and Educational Building Corp. RB for Woonsocket Public School Financing Program Series 2017 A (MUN GOVT GTD) (NR/Aa3) – (continued)
$820,000	5.000%	05/15/2021	$850,799
1,415,000	5.000	05/15/2022	1,513,753
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2015 B (BBB+/NR)
4,110,000	2.250	06/01/2041	3,825,876

			22,377,832

South Carolina – 0.9%
Berkeley County School District GO Unlimited Bonds Series 2014 A (SCSDE) (AA/Aa1)
4,950,000	3.000	03/01/2026	5,221,310
Charleston County School District GO Bonds Series 2018 (SCSDE) (NR/Aa1)
2,180,000	5.000	03/01/2021	2,255,254
5,575,000	5.000	03/01/2022	5,973,501
4,015,000	5.000	03/01/2023	4,453,317
City of Charleston RB for Waterworks & Sewer System Capital Improvement Series 2006 B (AAA/Aaa)(a)
10,000,000	(1 Mo. LIBOR + 0.37%), 1.041	01/01/2022	10,009,800
County of Charleston GO Bonds for Transportation Sales Tax Series 2011 (ST AID WITHHLDG) (AAA/Aaa)(c)
4,925,000	4.000	11/01/2021	5,155,293
County of Charleston GO Refunding Bonds for Transportation Sales Tax Series 2013 (AAA/Aaa)
10,005,000	5.000	11/01/2021	10,621,108
Laurens County Water & Sewer Commission RB Series 2020 (NR/MIG1)
3,035,000	1.375	02/01/2022	3,033,058
South Carolina Public Service Authority Santee Cooper RB Refunding Series 2014 D (A/A2)
1,050,000	3.056	12/01/2023	1,094,583
South Carolina Public Service Authority Santee Cooper RB Series 2016 D (A/A2)
6,756,000	2.388	12/01/2023	6,910,307
South Carolina Transportation Infrastructure Bank RB Refunding Series 2013 B (A/Aa3)(a)
16,360,000	(1 Mo. LIBOR + 0.45%), 1.509	10/01/2022	15,984,374

			70,711,905

South Dakota – 0.1%
Rapid City Area School District No. 51-4 Limited Tax Capital Outlay GO Refunding Bonds Series 2017 B (ST AID WITHHLDG) (AA+/NR)
1,055,000	5.000	01/01/2021	1,084,635
570,000	5.000	01/01/2022	606,919
South Dakota Health & Educational Facilities Authority RB Refunding for Avera Health Obligated Group Series 2019 A (AA-/A1)(a)(b)
3,700,000	5.000	07/01/2024	4,149,143

			5,840,697

Municipal Bonds – (continued)
Tennessee – 1.4%
Chattanooga Health Educational & Housing Facility Board RB for CommonSpirit Health Obligated Group Refunding Series 2019 A-1 (BBB+/Baa1)
1,000,000	5.000	08/01/2025	1,136,780
City of Memphis RB Refunding for Sanitary Sewerage System Series 2018 (AA+/Aa2)
2,980,000	5.000	10/01/2020	3,038,080
City of Murfreesboro GO Bonds Series 2018 (AA/Aa1)
2,720,000	5.000	06/01/2021	2,843,597
2,400,000	5.000	06/01/2022	2,597,016
County of Rutherford GO Bonds for School Series 2017 (AA+/Aa1)
3,070,000	5.000	04/01/2022	3,303,320
Greeneville Health & Educational Facilities Board RB for Ballad Health Obligated Group Series 2018 A (A-/Baa1)
2,500,000	5.000	07/01/2020	2,523,450
3,500,000	5.000	07/01/2021	3,664,990
Hamilton County GO Bonds Series 2018 A (AAA/Aaa)
7,860,000	5.000	04/01/2022	8,463,805
1,400,000	5.000	04/01/2023	1,558,760
Hamilton County GO Bonds Series 2018 A (AAA/WR)
6,185,000	5.000	04/01/2020	6,185,000
Knox County Health Educational & Housing Facilities Board RB for University Health System, Inc. Series 2017 (BBB/NR)
350,000	5.000	04/01/2020	350,000
750,000	4.000	04/01/2021	766,313
1,420,000	5.000	04/01/2022	1,506,719
Metropolitan Government of Nashville & Davidson County GO Improvement Bonds Series 2013 A (AA/Aa2)
9,625,000	5.000	01/01/2023	10,604,632
Metropolitan Government of Nashville & Davidson County GO Improvement Bonds Series 2015 C (AA/Aa2)
5,500,000	5.000	07/01/2023	6,157,140
Metropolitan Government of Nashville & Davidson County GO Improvement Bonds Series 2018 (AA/Aa2)
22,625,000	5.000	07/01/2022	24,551,293
17,955,000	5.000	07/01/2023	20,100,263
Metropolitan Government of Nashville & Davidson County GO Refunding Bonds Series 2010 D (AA/Aa2)
6,960,000	5.000	07/01/2022	7,026,329

			106,377,487

Texas – 6.9%
Alamo Community College District GO Refunding Bonds Series 2017 (AAA/Aaa)
6,465,000	3.000	08/15/2022	6,736,659
Arlington Higher Education Finance Corp. RB for Riverwalk Education Foundation, Inc. Series 2019 (PSF-GTD) (AAA/NR)
375,000	5.000	08/15/2021	394,294
350,000	5.000	08/15/2022	380,240
325,000	5.000	08/15/2023	363,984
325,000	5.000	08/15/2024	374,497
400,000	5.000	08/15/2025	472,356
Austin Convention Enterprises, Inc. Convention Center Hotel Second Tier RB Refunding Series 2017 B (BBB-/NR)
500,000	5.000	01/01/2021	502,000
465,000	5.000	01/01/2022	468,734
750,000	5.000	01/01/2023	757,590

The accompanying notes are an integral part of these financial statements.	135

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
Bexar County Housing Finance Corp. RB Refunding for Westcliffe Housing Foundation, Inc. Series 2004 (NR/Aa1)
$205,000	3.750%	02/01/2035	$213,592
Board of Regents of the University of Texas System RB Refunding Series 2017 C (AAA/Aaa)
10,400,000	5.000	08/15/2023	11,717,160
Bridgeport Independent School District GO Refunding Bonds Series 2020 (PSF-GTD) (AAA/NR)
1,600,000	5.000	08/15/2024	1,854,736
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2015 B (A-/Baa1)(a)(b)
7,500,000	5.000	01/07/2021	7,564,650
Central Texas Regional Mobility Authority RB Senior Lien Series 2011 (A-/Baa1)(c)
5,455,000	6.000	01/01/2021	5,650,344
Central Texas Regional Mobility Authority Subordinate Lien RB Series 2018 (BBB+/Baa2)
3,500,000	4.000	01/01/2022	3,614,695
City of Austin RB for Airport System Series 2019 B (AMT) (A/A1)
1,000,000	5.000	11/15/2023	1,112,370
City of Fate Special Assessment Refunding for Williamsburg Public Improvement District No. 1 Project Series 2019 (BAM) (AA/NR)
135,000	4.000	08/15/2023	143,770
140,000	4.000	08/15/2024	151,201
City of Hackberry Special Assessment RB Refunding for Hackberry Public Improvement District No. 3 Phases No. 13-16 Project Series 2017 (NR/NR)(e)
70,000	0.000	09/01/2020	68,704
70,000	0.000	09/01/2021	65,568
70,000	0.000	09/01/2022	62,427
70,000	0.000	09/01/2023	59,356
City of Hackberry Special Assessment RB Refunding for Hidden Cove Public Improvement District No. 2 Project Series 2017 (BBB-/NR)
405,000	4.000	09/01/2023	430,673
City of Hackberry Special Assessment RB Refunding for Hidden Cove Public Improvement District No. 2 Project Series 2017 (BBB-/NR)(e)
685,000	0.000	09/01/2020	679,848
685,000	0.000	09/01/2021	666,464
685,000	0.000	09/01/2022	648,233
City of Houston RB Refunding for Airport System Subordinate Lien Series 2012 A (AMT) (A+/NR)
2,700,000	5.000	07/01/2029	2,851,335
City of Houston RB Refunding for Combined Utility System Series 2018 C (AA/Aa2)(a)
12,500,000	(1 Mo. LIBOR + 0.36%), 1.007	08/01/2021	12,471,750
City of Houston RB Refunding for Combined Utility System Series 2019 C (AA/Aa2)
6,000,000	1.716	11/15/2022	6,049,440
5,000,000	1.746	11/15/2023	5,057,250

Municipal Bonds – (continued)
Texas – (continued)
City of Irving RB Refunding for Hotel Occupancy Tax Series 2019 (BBB+/NR)
200,000	5.000	08/15/2020	200,650
50,000	5.000	08/15/2021	50,584
65,000	5.000	08/15/2022	66,208
75,000	5.000	08/15/2023	76,825
City of San Antonio RB for Electric & Gas Systems Junior Lien Series 2015 D (AA-/Aa2)(a)(b)
18,500,000	3.000	12/01/2020	18,720,520
City of San Antonio RB Refunding for Electric & Gas Systems Junior Lien Series 2015 C (AA-/Aa2)(a)(b)
36,630,000	1.750	12/01/2024	36,676,154
City of San Antonio RB Refunding for Electric & Gas Systems Junior Lien Series 2018 (AA-/Aa2)(a)(b)
5,200,000	2.750	12/01/2022	5,322,772
City of San Antonio RB Refunding for Electric & Gas Systems Series 2015 A (AA-/Aa2)(a)(b)
27,875,000	1.750	12/01/2024	28,298,979
City of San Antonio RB Refunding for Electric & Gas Systems Series 2020 (AA-/Aa2)(a)(b)
10,750,000	1.750	12/01/2025	10,742,690
City of San Antonio Water System Junior Lien RB Refunding Series 2014 B (AA/Aa2)(a)(b)
5,750,000	2.000	11/01/2022	5,782,602
City of Southlake GO Refunding Bonds Series 2019 (AAA/NR)
4,020,000	5.000	02/15/2021	4,156,680
Colorado River Municipal Water District RB Series 2011 (AA-/Aa3)(c)
2,000,000	5.000	01/01/2021	2,054,500
County of Dallas GO Bonds Series 2016 (AAA/Aaa)
1,000,000	5.000	08/15/2020	1,014,290
County of Fort Bend GO Refunding Bonds Series 2015 B (AA+/Aa1)
3,740,000	5.000	03/01/2023	4,147,174
Cypress-Fairbanks Independent School District GO Bonds for School Building Series 2017 A-3 (PSF-GTD) (AAA/Aaa)(a)(b)
9,325,000	3.000	08/17/2020	9,373,490
Dallas Area Rapid Transit RB Refunding Series 2020 B (AA+/Aa2)(h)
1,175,000	5.000	12/01/2021	1,228,592
1,200,000	5.000	12/01/2022	1,300,572
4,000,000	5.000	12/01/2023	4,475,720
Dallas Independent School District GO Bonds Series 2019 B (PSF-GTD) (AAA/Aaa)
11,365,000	5.000	02/15/2024	12,972,693
Dallas-Fort Worth International Airport Joint RB Refunding Series 2012 B (A+/A1)
5,005,000	5.000	11/01/2023	5,097,893
Denison Independent School District GO Refunding Bonds Series 2020 (PSF-GTD) (AAA/NR)(e)
1,000,000	0.000	08/01/2024	924,280
Denton Independent School District GO Bonds 2014 B (PSF- GTD) (AAA/NR)(a)(b)
5,000,000	2.000	08/01/2024	5,093,100
Dickinson Independent School District GO Refunding Bonds Series 2013 (PSF-GTD) (AAA/Aaa)(a)(b)
5,000,000	1.350	08/02/2021	4,983,550

136	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
El Paso Independent School District GO Bonds Series 2020 (NR/Aa2)(a)(b)
$7,000,000	2.500%	08/01/2021	$7,082,530
Fort Bend Independent School District GO Bonds Series 2019 A (PSF-GTD) (AAA/NR)(a)(b)
5,000,000	1.950	08/01/2022	5,012,000
Grand Parkway Transportation Corp. System Toll Convertible RB Series 2013 B (AA/NR)(c)
4,050,000	5.000	10/01/2023	4,588,933
Harris County Cultural Education Facilities Finance Corp. RB for Memorial Hermann Health System Obligated Group Series 2019 B-1 (A+/A1)(a)(b)
7,500,000	5.000	12/01/2022	8,121,825
Harris County Cultural Education Facilities Finance Corp. RB Refunding for Memorial Hermann Health System Obligated Group Series 2019 A (A+/A1)
860,000	5.000	12/01/2020	881,354
1,800,000	5.000	12/01/2021	1,911,402
2,000,000	5.000	12/01/2022	2,160,400
2,500,000	5.000	12/01/2023	2,771,050
Harris County Cultural Education Facilities Finance Corp. RB Refunding for Memorial Hermann Health System Series 2013 B (A+/A1)(d)
5,685,000	(SIFMA Municipal Swap Index Yield + 1.05%), 5.760	06/01/2024	5,801,599
Harris County Cultural Education Facilities Finance Corp. RB Refunding for Texas Children’s Hospital Obligated Group, Series 2019 B (AA/Aa2)(a)(b)
5,000,000	5.000	10/01/2024	5,701,800
Harris County Toll Road RB Refunding Senior Lien Series 2007 B (AMBAC) (AA-/Aa2)(d)
35,145,000	(3 Mo. LIBOR + 0.67%), 1.803	08/15/2035	32,601,205
Hickory Creek Texas Special Assessment RB for Public Improvement District No. 1 Series 2017 (BBB-/NR)
85,000	3.000	09/01/2020	85,547
90,000	3.000	09/01/2021	91,829
90,000	3.000	09/01/2022	92,244
95,000	3.000	09/01/2023	97,780
Houston Independent School District Limited Tax Schoolhouse GO Bonds Series 2013 B (PSF-GTD) (AAA/Aaa)(a)(b)
4,935,000	2.400	06/01/2021	4,990,568
Houston Independent School District Limited Tax Schoolhouse GO Bonds Series 2014 A-1B (PSF-GTD) (AAA/Aaa)(a)(b)
4,520,000	2.200	06/01/2020	4,525,695
Kaufman County Fresh Water Supply District No. 1 Refunding for Road Series 2016 C (AGM) (AA/NR)
390,000	3.000	09/01/2020	392,012
310,000	3.000	09/01/2021	317,093
330,000	3.000	09/01/2022	340,996
Leander Independent School District School Building Capital Appreciation GO Bonds Series 2014 C (PSF-GTD) (NR/NR)(c)(e)
30,275,000	0.000	08/15/2024	9,821,971
Leander Independent School District Unlimited Tax GO Refunding Bonds Series 2015 A (PSF-GTD) (AAA/NR)(e)
1,500,000	0.000	08/15/2020	1,493,925

Municipal Bonds – (continued)
Texas – (continued)
Leander Independent School District Unlimited Tax GO Refunding Bonds Series 2016 (PSF-GTD) (AAA/NR)(e)
5,000,000	0.000	08/16/2021	4,922,500
Lower Colorado River Authority LCRA Transmission Services Corp. Project RB Refunding Series 2011A (A/A1)
3,130,000	5.000	05/15/2023	3,258,455
Mansfield Independent School District GO Bonds Series 2012 (PSF-GTD) (NR/Aaa)(a)(b)
8,250,000	2.500	08/01/2021	8,347,267
Metropolitan Transit Authority of Harris County Sales and Use Tax Contractual Obligations RB Series 2018 (AAA/Aa2)
3,000,000	5.000	11/01/2022	3,289,260
1,000,000	5.000	11/01/2023	1,131,680
Midway Independent School District/McLennan County GO Refunding Bonds Capital Appreciation Series 2000 (PSF-GTD) (NR/Aaa)(e)
5,705,000	0.000	08/15/2020	5,679,841
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Collegiate Housing Island Campus Project Series 2017 A (BB+/Ba1)
810,000	4.000	04/01/2021	805,934
855,000	4.000	04/01/2022	845,800
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Collegiate Housing Island Campus Project Series 2017 A (BB+/WR)
770,000	4.000	04/01/2020	770,000
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station I, LLC – Texas A&M University Collegiate Housing Project Series 2014 A (AGM) (AA/A2)
400,000	4.000	04/01/2021	409,020
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station I, LLC – Texas A&M University Collegiate Housing Project Series 2014 A (AGM) (AA/WR)
170,000	4.000	04/01/2020	170,000
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station II, LLC – Texas A&M University Collegiate Housing Corpus Christi Project Series 2016 A (B/B2)
620,000	4.000	04/01/2021	616,416
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station II, LLC – Texas A&M University Collegiate Housing Corpus Christi Project Series 2016 A (B/WR)
300,000	4.000	04/01/2020	300,000
North East Independent School District Unlimited Tax GO Refunding Bonds Series 2017 (PSF-GTD) (AAA/Aaa)(a)(b)
5,000,000	2.375	08/01/2022	5,062,550
North Texas Tollway Authority RB Refunding First Tier Series 2010 (A+/A1)(c)
5,070,000	6.000	01/01/2021	5,253,483
North Texas Tollway Authority RB Refunding for Second Tier Series 2017 B (A/A2)
1,160,000	5.000	01/01/2024	1,271,778
North Texas Tollway Authority System RB Refunding First Tier Series 2016 A (A+/A1)
1,530,000	5.000	01/01/2022	1,629,924

The accompanying notes are an integral part of these financial statements.	137

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
Northside Texas Independent School District Unlimited Tax School Building GO Bonds Series 2017 (PSF-GTD) (AAA/Aaa)(a)(b)
$15,000,000	1.450%	06/01/2020	$14,996,100
Pasadena Independent School District GO Bonds Series 2015 B (PSF-GTD) (AAA/Aaa)(a)(b)
3,845,000	1.500	08/15/2024	3,839,386
Pflugerville Independent School District Unlimited Tax School Building GO Bonds Series 2019 B (PSF-GTD) (AAA/Aaa)(a)(b)
7,500,000	2.500	08/15/2023	7,733,925
Round Rock Independent School District GO Refunding Bonds Series 2019 B (AAA/Aaa)
2,485,000	4.000	08/01/2023	2,710,986
Round Rock Independent School District Unlimited Tax GO Bonds for School Building RMKT 08/01/16 Series 2015 (PSF- GTD) (AAA/Aaa)(a)(b)
17,570,000	1.500	08/01/2021	17,546,808
San Antonio Water System Junior Lien RB Series 2019 A (AA/Aa2)(a)(b)
15,000,000	2.625	05/01/2024	15,552,150
Tarrant County Cultural Education Facilities Finance Corp. RB Refunding for CHRISTUS Health Obligation Group Series 2018 A (A+/A1)
3,500,000	5.000	07/01/2020	3,531,955
2,200,000	5.000	07/01/2021	2,300,056
1,795,000	5.000	07/01/2022	1,939,480
Tarrant Regional Water District RB Refunding for Water Control & Improvement District Series 2015 (AAA/NR)
6,025,000	5.000	03/01/2021	6,240,273
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2006 B (A-/A2)(d)
11,000,000	(3 Mo. LIBOR + 0.70%), 1.196	12/15/2026	10,855,020
Texas Municipal Gas Acquisition & Supply Corp. II RB Series 2007 B (A-/A2)(d)
10,440,000	(SIFMA Municipal Swap Index Yield + 0.55%), 5.260	09/15/2027	10,144,235
Texas Transportation Commission Central Turnpike System RB First Tier Series 2002 A (AMBAC) (A/A3)(e)
6,950,000	0.000	08/15/2023	6,563,302
Texas Transportation Commission Central Turnpike System RB Refunding Series 2015 A (A/A3)(a)(b)
5,000,000	5.000	04/01/2020	5,000,000
Texas Transportation Commission Highway Improvement GO Bonds Series 2016 (AAA/Aaa)
6,925,000	5.000	04/01/2022	7,465,635
Texas University System Financing RB Refunding Series 2017 A (AA/Aa2)
1,800,000	5.000	03/15/2021	1,861,110
Tomball Independent School District GO Bonds Series 2014 B-3 (PSF-GTD) (AAA/Aaa)(a)(b)
11,650,000	1.350	08/15/2022	11,543,402
United Independent School District GO Refunding Bonds Series 2020 (PSF-GTD) (AAA/Aaa)(e)
875,000	0.000	08/15/2023	835,048
1,500,000	0.000	08/15/2024	1,403,460

Municipal Bonds – (continued)
Texas – (continued)
University Houston Consolidated RB Refunding Series 2017 C (AA/Aa2)
6,355,000	5.000	02/15/2022	6,787,776
Viridian Municipal Management District Tarrant County Special Assessment RB Series 2015 (NR/NR)
37,000	4.000	12/01/2021	37,111

			515,879,322

Utah – 0.1%
University of Utah RB General Series 2015 B (AA+/Aa1)
5,125,000	5.000	08/01/2023	5,752,505
University of Utah RB General Series 2016 B-1 (AA+/Aa1)
2,415,000	5.000	08/01/2023	2,710,693
Washington County School District Board of Education GO Refunding Bonds Series 2019 (SCH BD GTY) (AAA/Aaa)
2,510,000	5.000	03/01/2022	2,695,865

			11,159,063

Vermont – 0.0%
Vermont Educational & Health Buildings Financing Agency RB Refunding for The University of Vermont Medical Center Project Series 2016 A (A/A3)
400,000	4.000	12/01/2020	407,460
350,000	5.000	12/01/2021	371,420

			778,880

Virgin Islands – 0.0%
Virgin Islands Public Finance Authority Grant Anticipation RB for Federal Highway Grant Anticipation Revenue Loan Note Series 2015 (A/NR)(f)
825,000	5.000	09/01/2020	830,206
2,015,000	5.000	09/01/2021	2,095,015
Virgin Islands Public Finance Authority Gross Receipts Taxes Loan NT RB Series 2012 A (AGM-CR) (AA/A2)
235,000	4.000	10/01/2022	243,700
Virgin Islands Public Finance Authority RB Refunding for Virgin Islands Gross Receipts Taxes Loan Note Series 2012 A (B/NR)
280,000	4.000	10/01/2022	273,182

			3,442,103

Virginia – 3.5%
Chesapeake Bay Bridge & Tunnel District RB First Tier General Resolution Anticipation Notes Series 2019 (BBB/Baa2)
21,510,000	5.000	11/01/2023	23,382,661
Chesapeake Economic Development Authority RB Refunding for Virginia Electric & Power Co. Series 2008 A (BBB+/A2)(a)(b)
2,250,000	1.900	06/01/2023	2,303,100
City of Alexandria GO Refunding Bonds Series 2017 D (ST AID WITHHLDG) (AAA/Aaa)
355,000	5.000	07/01/2022	385,803
County of Arlington GO Bonds for Public Improvement Series 2013 A (AAA/Aaa)(c)
2,930,000	4.000	08/01/2021	3,045,471
County of Arlington GO Bonds Series C (ST AID WITHHLDG) (AAA/Aaa)(c)
9,665,000	5.000	02/15/2021	9,992,740

138	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Virginia – (continued)
County of Fairfax RB for Sewer Series 2012 (AAA/Aaa)(c)
$9,220,000	4.500%	07/15/2021	$9,630,013
Fairfax County GO Bonds for Virginia Public Improvement Series 2018 A (ST AID WITHHLDG) (AAA/Aaa)
10,285,000	4.000	10/01/2021	10,736,100
Fairfax County GO Refunding Bonds for Virginia Public Improvement Series 2016 A (ST AID WITHHLDG) (NR/Aaa)(c)
8,450,000	5.000	10/01/2021	8,948,465
Fairfax County Industrial Development Authority RB Refunding for Inova Health System Obligated Group Series 2018 B-1 (AA+/Aa2)(a)(b)
24,350,000	5.000	05/15/2021	25,295,024
Franklin County Industrial Development Authority RB for Virginia Public Facility Series 2018 (AA/A1)
5,000,000	3.000	10/15/2023	5,041,800
Hampton Roads Transportation Accountability Commission RB Series 2019 A (A+/Aa3)
34,340,000	5.000	07/01/2022	37,303,542
Henry County Industrial Development Authority Grant Anticipation RB Series 2019 B (A+/A1)
5,625,000	2.000	11/01/2023	5,681,138
Louisa Industrial Development Authority Pollution Control RB Refunding Virginia Electric & Power Co. Series 2008 A (BBB+/A2)(a)(b)
1,325,000	1.900	06/01/2023	1,352,719
Louisa Industrial Development Authority Pollution Control RB Refunding Virginia Electric & Power Co. Series 2008 C (BBB+/A2)(a)(b)
2,550,000	1.800	04/01/2022	2,573,868
Peninsula Ports Authority RB Refunding for Dominion Terminal Associates Series 2003 (BBB/Baa2)(a)(b)
2,400,000	1.700	10/01/2022	2,390,880
Salem Economic Development Authority RB Refunding Roanoke College Series 2020 (BBB+/NR)
200,000	5.000	04/01/2020	200,000
210,000	5.000	04/01/2021	217,715
215,000	5.000	04/01/2022	223,910
250,000	5.000	04/01/2023	264,520
270,000	5.000	04/01/2024	289,718
270,000	5.000	04/01/2025	293,585
Virginia College Building Authority Education Facilities RB Series 2014 A (AA+/Aa1)(c)
7,880,000	4.000	02/01/2024	8,728,518
Virginia Commonwealth Transportation Board Federal Transportation Grant Anticipation RB Series 2013 A (AA+/Aa1)(c)
5,225,000	5.000	03/15/2023	5,813,805
Virginia Commonwealth Transportation Board RB Capital Project Series 2012 (AA+/Aa1)
740,000	4.000	05/15/2037	777,873
Virginia Commonwealth Transportation Board RB for Transportation Capital Project Series 2011 (AA+/Aa1)(c)
4,070,000	5.250	05/15/2021	4,256,406
Virginia Commonwealth Transportation Board RB For Transportation Capital Project Series 2012 (AA+/Aa1)(c)
9,365,000	5.000	05/15/2022	10,138,268

Municipal Bonds – (continued)
Virginia – (continued)
Virginia Commonwealth Transportation Board RB for Transportation Capital Project Series 2017 (AA+/Aa1)
1,230,000	5.000	05/15/2022	1,330,331
Virginia Commonwealth Transportation Board RB Refunding for U.S. Route 58 Corridor Development Program Series 2014 B (AA+/Aa1)
11,680,000	5.000	05/15/2020	11,734,662
Virginia Commonwealth Transportation Board RB Refunding for U.S. Route 58 Corridor Development Program Series 2016 C (AA+/Aa1)
2,285,000	5.000	05/15/2023	2,555,087
Virginia Electric and Power Company Industrial Development Authority of Wise County RB for Solid Waste and Sewage Disposal RMKT 08/13/15 Series 2009 A (BBB+/A2)(a)(b)
6,000,000	2.150	09/01/2020	5,987,820
Virginia Electric and Power Company Industrial Development Authority of Wise County RB for Solid Waste and Sewage Disposal RMKT 11/02/15 Series 2010 A (BBB+/A2)(a)(b)
4,500,000	1.875	06/01/2020	4,494,240
Virginia Housing Development Authority RB for Rental Housing Series 2018 E (AA+/Aa1)
6,405,000	2.500	12/01/2022	6,408,331
Virginia Housing Development Authority RB for Rental Housing Series 2019 E (AA+/Aa1)
4,500,000	1.400	12/01/2023	4,485,510
Virginia Public School Authority RB Series 2019 VII (AA+/Aa1)
9,920,000	5.000	04/15/2020	9,933,987
10,890,000	5.000	04/15/2021	11,330,936
Virginia Resources Authority Infrastructure and State Moral Obligation RB for Pooled Financing Program Series 2014 C (AMT) (AAA/NR)
3,760,000	5.000	11/01/2021	3,991,541
Virginia Small Business Financing Authority Senior Lien RB for 95 Express Lanes LLC Project Series 2019 (AMT) (BBB/NR)
6,000,000	5.000	01/01/2044	6,014,460
Virginia State Public Building Authority RB for Public Facilities Series 2011 A (AA+/Aa1)(c)
5,375,000	5.000	08/01/2021	5,656,919
Virginia State Public Building Authority RB Refunding for Public Facilities Series 2013 B (AA+/Aa1)
1,000,000	5.000	08/01/2020	1,012,780
York County Economic Development Authority Pollution Control RB Refunding for Virginia Electric & Power Co. Project Series 2009 A (BBB+/A2)(a)(b)
4,250,000	1.900	06/01/2023	4,348,813

			258,553,059

Washington – 2.0%
City of Seattle RB for Municipal Light & Power Series 2015 A (AA/Aa2)
5,545,000	5.000	05/01/2021	5,779,054
City of Seattle RB Refunding for Municipal Light & Power Improvement Series 2012 A (AA/Aa2)
10,325,000	5.000	06/01/2020	10,391,286
King County Junior Lien Sewer RB Series 2012 (AA/Aa2)(a)(b)
11,600,000	2.600	12/01/2021	11,712,172

The accompanying notes are an integral part of these financial statements.	139

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Washington – (continued)
King County School District No. 405 GO Bonds Series 2011 (SCH BD GTY) (AA+/Aaa)(c)
$5,010,000	5.000%	06/01/2021	$5,234,097
King County School District No. 415 GO Bonds Series 2019 (SCH BD GTY) (NR/Aaa)
1,595,000	4.000	12/01/2020	1,625,815
Port of Seattle Intermediate Lien RB Series 2017 C (AMT) (A+/A1)
5,000,000	5.000	05/01/2020	5,014,550
State of Washington GO Bonds Various Purpose Series 2011 B (AA+/Aaa)(c)
5,000,000	5.000	02/01/2021	5,159,850
University of Washington RB Series 2019 A (AA+/Aaa)(a)(b)
15,000,000	5.000	05/01/2022	15,868,200
Washington Health Care Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-1 (BBB+/Baa1)
1,300,000	5.000	08/01/2025	1,477,814
Washington Health Care Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-2 (BBB+/Baa1)
2,260,000	5.000	08/01/2025	2,569,123
Washington Health Care Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 B-1 (BBB+/Baa1)(a)(b)
12,295,000	5.000	08/01/2024	13,798,433
Washington Health Care Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 B-2 (BBB+/Baa1)(a)(b)
9,165,000	5.000	08/01/2025	10,525,361
Washington State Local Agency Real and Personal Property COPS Series 2019 D (NR/Aa1)
3,835,000	5.000	07/01/2024	4,367,950
Washington State Motor Vehicle Fuel Tax GO Bonds for SR 520 Corridor Program Toll Revenue Series 2012 C (AA+/Aaa)
1,685,000	5.000	06/01/2023	1,754,355
Washington State Motor Vehicle Fuel Tax GO Refunding Bonds Series R-2011 C (AA+/Aaa)
10,000,000	5.000	07/01/2022	10,099,300
Washington State Motor Vehicle Fuel Tax GO Refunding Bonds Series R-2013 B (AA+/Aaa)
5,000,000	5.000	07/01/2024	5,416,350
Washington State Various Purpose GO Bonds Series 2011 A (AA+/Aaa)(c)
12,845,000	5.000	08/01/2020	13,006,205
Washington State Various Purpose GO Bonds Series 2011 B (AA+/Aaa)(c)
10,000,000	5.250	02/01/2021	10,340,300
Washington State Various Purpose GO Bonds Series 2013 A (AA+/Aaa)
9,130,000	5.000	08/01/2020	9,248,873
Washington State Various Purpose GO Refunding Bonds Series R-2013C (AA+/Aaa)
6,500,000	5.000	07/01/2025	7,278,830

			150,667,918

Municipal Bonds – (continued)
West Virginia – 1.0%
State of West Virginia GO Bonds for State Road Series 2019 A (AA-/Aa2)
7,830,000	5.000	06/01/2023	8,768,269
8,640,000	5.000	06/01/2025	10,290,758
8,860,000	5.000	12/01/2025	10,702,083
West Virginia Economic Development Authority RB for Appalachian Power Co. Project Series 2009 A (A-/Baa1)(a)(b)
2,900,000	2.625	06/01/2022	2,919,894
West Virginia Economic Development Authority Solid Waste Disposal Facilities RB Refunding for Appalachian Power Co. – Amos Project Series 2011 A (AMT) (A-/Baa1)(a)(b)
3,500,000	1.700	09/01/2020	3,489,920
West Virginia Hospital Finance Authority RB Refunding for Cabell Huntington Hospital Obligated Group Series 2018 A (BBB+/Baa1)
570,000	5.000	01/01/2021	584,581
540,000	5.000	01/01/2022	571,563
550,000	5.000	01/01/2023	598,955
West Virginia University RB Refunding Series 2020 A (AA-/Aa3)
8,895,000	1.365	10/01/2022	8,878,989
10,495,000	1.391	10/01/2023	10,411,460
19,755,000	1.449	10/01/2024	19,529,200

			76,745,672

Wisconsin – 2.2%
County of Dane GO Bonds Series 2019 A (AAA/NR)
2,165,000	2.000	06/01/2022	2,204,338
Public Finance Authority RB for Beyond Boone LLC Series 2020 A (AGM) (AA/A2)
160,000	4.000	07/01/2024	174,728
265,000	4.000	07/01/2025	294,224
Public Finance Authority RB Refunding for Fellowship Senior Living Obligated Group Series 2019 A (BBB+/NR)
1,925,000	4.000	01/01/2026	1,966,580
2,000,000	4.000	01/01/2027	2,036,640
1,720,000	4.000	01/01/2028	1,743,977
1,790,000	4.000	01/01/2029	1,803,067
Public Finance Authority RB Refunding for Waste Management, Inc. Series 2016 (AMT) (A-/NR)(a)(b)
7,000,000	2.000	06/01/2021	6,995,100
Public Finance Authority Tax Increment Reinvestment Zone No. 11 Tax Allocation Series 2019 (NR/Baa3)(e)
14,465,000	0.000	12/15/2027	11,033,468
State of Wisconsin Environmental Improvement Fund RB Series 2018 A (AAA/NR)
7,905,000	5.000	06/01/2022	8,562,854
State of Wisconsin GO Unlimited Bonds Series 2011 B (AA/Aa1)(c)
7,170,000	5.000	05/01/2021	7,475,800
State of Wisconsin GO Unlimited Bonds Series 2014 A (AA/Aa1)(c)
11,145,000	5.000	05/01/2022	12,048,525
State of Wisconsin GO Unlimited Refunding Bonds Series 2017 (AA/Aa1)
5,420,000	5.000	11/01/2021	5,753,764

140	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Wisconsin – (continued)
Western Technical College District GO Refunding Bonds Series 2017 G (AA+/NR)
$1,685,000	5.000%	04/01/2023	$1,870,805
Wisconsin Health & Educational Facilities Authority RB for Hmong American Peace Academy Ltd. Series 2020 (BBB/NR)
115,000	4.000	03/15/2022	119,404
115,000	4.000	03/15/2023	120,519
120,000	4.000	03/15/2024	127,129
125,000	4.000	03/15/2025	133,750
Wisconsin Health & Educational Facilities Authority RB Refunding for Advocate Aurora Health Obligated Group Series 2018 C-4 (AA/Aa3)(a)
4,000,000	(SIFMA Municipal Swap Index Yield + 0.65%), 5.360	07/31/2024	4,040,840
Wisconsin Health & Educational Facilities Authority RB Refunding for Ascension Health Credit Group Series 2019 A (AA+/Aa2)
4,500,000	5.000	11/15/2020	4,606,875
1,875,000	5.000	11/15/2021	1,990,781
900,000	5.000	11/15/2022	986,805
4,455,000	5.000	11/15/2023	5,037,581
Wisconsin Health & Educational Facilities Authority RB Refunding for Lawrence University of Wisconsin Series 2020 (NR/Baa1)
425,000	4.000	02/01/2021	434,583
285,000	4.000	02/01/2022	298,606
290,000	4.000	02/01/2023	304,126
Wisconsin State GO Bonds Series 2014 B (AA/Aa1)
2,575,000	5.000	05/01/2021	2,683,691
Wisconsin State GO Bonds Series 2015 A (AA/Aa1)(c)
40,860,000	5.000	05/01/2023	45,660,233
Wisconsin State GO Bonds Series 2018 A (AA/Aa1)
16,090,000	5.000	05/01/2021	16,769,159
9,495,000	5.000	05/01/2023	10,603,731
Wisconsin State RB Refunding Series 2020 A (AA/Aa1)
1,760,000	1.775	05/01/2024	1,775,858
Wisconsin State RB Refunding Series 2020 A (AA/Aa2)
1,440,000	1.670	05/01/2021	1,437,970
775,000	1.720	05/01/2022	773,318
820,000	1.749	05/01/2023	816,991
1,050,000	1.799	05/01/2024	1,045,180

			163,731,000

TOTAL MUNICIPAL BONDS
(Cost $7,257,413,988)			$7,284,741,281

Corporate Bond – 0.1%
Consumer Services – 0.1%
Howard University Series 2020
1,000,000	2.638	10/01/2021	1,013,941
1,500,000	2.738	10/01/2022	1,539,012
1,500,000	2.801	10/01/2023	1,555,339
2,030,000	2.416	10/01/2024	2,137,018

			6,245,310

TOTAL CORPORATE BONDS
(Cost $6,030,000)			$6,245,310

TOTAL INVESTMENTS – 97.4%
(Cost $7,263,443,988)			$7,290,986,591

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.6%			197,505,857

NET ASSETS – 100.0%			$7,488,492,448

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on March 31, 2020.

(b)	Variable Rate Demand Instruments – rate shown is that which is in effect on March 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

(c)	Pre-refunded security. Maturity date disclosed is pre-refunding date.

(d)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2020.

(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(f)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(g)	Zero coupon bond until next reset date.

(h)	When-issued security.

(i)	Security is currently in default.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

The accompanying notes are an integral part of these financial statements.	141

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2020

Investment Abbreviations:
AGM	—Insured by Assured Guaranty Municipal Corp.
AGM-CR	—Insured by Assured Guaranty Municipal Corp. Insured Custodial Receipts
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMT	—Alternative Minimum Tax
BAM	—Build America Mutual Assurance Co.
BHAC-CR	—Insured by Berkshire Hathaway Assurance Corp. - Insured Custodial Receipts
COMWLTH GTD	—Commonwealth Guaranteed
COPS	—Certificates of Participation
ETM	—Escrowed to Maturity
FGIC	—Insured by Financial Guaranty Insurance Co.
GO	—General Obligation
IDA	—Industrial Development Authority
LIBOR	—London Interbank Offered Rate
Mo.	—Month
MUN GOVT GTD	—Municipal Government Guaranteed
NATL-RE	—Insured by National Public Finance Guarantee Corp.
NATL-RE-IBC	—Insured by National Public Finance Guarantee Corp. - Insured Bond Certificates
NR	—Not Rated
PCRB	—Pollution Control Revenue Bond
PILOT	—Payment in Lieu of Taxes
PSF-GTD	—Guaranteed by Permanent School Fund
Q-SBLF	—Qualified School Board Loan Fund
RB	—Revenue Bond
RMKT	—Remarketed
SCH BD GTY	—School Bond Guaranty
SCH BD RES FD	—School Bond Reserve Fund
SCSDE	—South Carolina State Department of Education
SD CRED PROG	—School District Credit Program
SIFMA	—The Securities Industry and Financial Markets Association
SOFR	—Secured Overnight Financing Rate
ST AID WITHHLDG	—State Aid Withholding
ST APPROP	—State Appropriation
U.S.	—United States
USD	—United States Dollar
WR	—Withdrawn Rating

142	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2020

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At March 31, 2020, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index(a)	Financing Rate Received (Paid) by the Fund	Credit Spread at March 31, 2020(b)	Counterparty	Termination Date	Notional Amount (000’s)		Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:

California State Various Purpose GO Bonds Series 2003, 5.000%, 11/01/2023	1.000%	0.242%	Bank of America NA	03/20/2023	USD	5,000	$113,680	$(73,613)	$187,293

California State Various Purpose GO Bonds Series 2003, 5.250%, 11/01/2023	1.000	0.242	JPMorgan Chase Bank NA	03/20/2023		10,000	227,359	(147,225)	374,584

TOTAL							$341,039	$(220,838)	$561,877

(a)	Payments received quarterly.
(b)	Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	143

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Assets and Liabilities

March 31, 2020

	Dynamic Municipal Income Fund	High Yield Municipal Fund	Short Duration Tax-Free Fund
Assets:
Investments in unaffiliated issuers, at value (cost $7,039,377,079, $7,425,974,397 and $7,263,443,988)	$7,051,076,258	$7,616,143,569	$7,290,986,591
Cash	229,167,705	175,100,215	179,152,978
Receivables:
Interest	80,964,464	99,081,646	73,815,462
Fund shares sold	38,597,241	21,469,371	30,481,934
Collateral on certain derivative contracts(a)	12,680,072	13,142,555	—
Investments sold	10,273,116	25,277,539	24,995,612
Reimbursement from investment adviser	40,601	156,944	32,475
Variation margin on swaps	1,624,675	1,766,364	—
Unrealized gain on swap contracts	74,917	1,755,097	561,877
Other assets	238,331	184,969	193,649
Total assets	7,424,737,380	7,954,078,269	7,600,220,578

Liabilities:
Unrealized loss on swap contracts	—	55,850	—
Payables:
Investments purchased	37,237,878	12,004,080	3,909,658
Fund shares redeemed	35,905,362	65,963,116	50,979,918
Investments purchased on an extended-settlement basis	10,274,384	3,958,931	27,144,202
Management fees	2,370,444	3,675,633	2,311,179
Income distribution	1,657,231	865,234	1,254,646
Distribution and Service fees and Transfer Agency fees	866,441	445,246	271,752
Upfront payments received on swap contracts	29,445	824,576	220,838
Due to custodian	—	1,800,162	24,995,612
Collateral on certain derivative contracts(a)	—	1,060,000	250,000
Accrued expenses	191,153	495,121	390,325
Total liabilities	88,532,338	91,147,949	111,728,130

Net Assets:
Paid-in capital	7,561,008,984	7,906,977,382	7,473,993,727
Total distributable earnings (loss)	(224,803,942)	(44,047,062)	14,498,721
NET ASSETS	$7,336,205,042	$7,862,930,320	$7,488,492,448
Net Assets:
Class A	$1,330,376,923	$419,784,011	$134,985,713
Class C	141,951,844	77,386,653	17,180,368
Institutional	3,206,614,548	894,702,375	1,646,398,464
Service	202,795	—	178,841
Investor	904,160,422	331,991,257	111,743,242
Class P	1,683,366,239	6,139,054,918	5,572,013,928
Class R6	69,532,271	11,106	5,991,892
Total Net Assets	$7,336,205,042	$7,862,930,320	$7,488,492,448
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	85,325,100	43,793,819	12,693,767
Class C	9,100,685	8,071,038	1,617,519
Institutional	205,764,575	93,318,676	155,056,714
Service	12,945	—	16,838
Investor	58,055,731	34,598,984	10,522,114
Class P	107,963,710	640,879,377	524,978,949
Class R6	4,460,114	1,159	564,563
Net asset value, offering and redemption price per share:(b)
Class A	$15.59	$9.59	$10.63
Class C	15.60	9.59	10.62
Institutional	15.58	9.59	10.62
Service	15.67	—	10.62
Investor	15.57	9.60	10.62
Class P	15.59	9.58	10.61
Class R6	15.59	9.58	10.61

(a)	Segregated for initial margin and/or collateral on net transactions as follows:

Fund	Swaps
Dynamic Municipal Income	$12,680,072
High Yield Municipal	12,082,555
Short Duration Tax-Free	(250,000)

(b)	Maximum public offering price per share for Class A Shares of the Dynamic Municipal Income, High Yield Municipal and Short Duration Tax-Free Funds is $16.20, $10.04 and $10.79, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

144	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Operations

For the Fiscal Year Ended March 31, 2020

	Dynamic Municipal Income Fund	High Yield Municipal Fund	Short Duration Tax-Free Fund
Investment income:

Interest	$201,023,630	$371,913,351	$156,631,720

Expenses:

Management fees	23,734,341	42,067,959	25,163,172

Transfer Agency fees(a)	4,399,610	3,422,006	2,598,348

Distribution and Service fees(a)	4,192,666	1,858,530	470,662

Custody, accounting and administrative services	616,910	831,557	706,429

Professional fees	322,303	406,375	319,292

Registration fees	279,014	352,682	370,276

Printing and mailing costs	174,186	117,720	93,474

Shareholder meeting expense	79,106	42,728	23,697

Trustee fees	30,441	32,521	31,096

Service share fees — Service and Shareholder Administration Plan	1,118	—	1,076

Other	70,389	112,413	92,318

Total expenses	33,900,084	49,244,491	29,869,840

Less — expense reductions	(1,592,991)	(2,085,697)	(1,718,446)

Net expenses	32,307,093	47,158,794	28,151,394

NET INVESTMENT INCOME	168,716,537	324,754,557	128,480,326

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	11,025,937	78,939,524	4,086,658

Futures contracts	(22,441,159)	(22,314,201)	—

Swap contracts	(191,645,314)	(176,414,631)	222,703

Rate lock forward contracts	—	—	225,000

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(125,575,690)	(240,923,102)	(50,027,684)

Futures contracts	303,327	—	—

Swap contracts	(3,316,713)	(29,015,884)	(194,160)

Net realized and unrealized loss	(331,649,612)	(389,728,294)	(45,687,483)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(162,933,075)	$(64,973,737)	$82,792,843

(a)	Class specific Distribution and/or Service, and Transfer Agency fees were as follows:

	Distribution and/or Service Fees		Transfer Agency Fees
Fund	Class A	Class C	Class A	Class C	Institutional	Service	Investor	Class P	Class R6
Dynamic Municipal Income	$2,971,694	$1,220,972	$1,545,268	$158,724	$1,239,013	$90	$981,308	$456,375	$18,832
High Yield Municipal	1,104,409	754,121	574,287	98,035	386,021	—	391,624	1,972,035	4
Short Duration Tax-Free	311,571	159,091	162,015	20,682	643,811	86	106,263	1,663,829	1,662

The accompanying notes are an integral part of these financial statements.	145

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Dynamic Municipal Income Fund		High Yield Municipal Fund
	For the Fiscal Year Ended March 31, 2020	For the Fiscal Year Ended March 31, 2019	For the Fiscal Year Ended March 31, 2020		For the Fiscal Year Ended March 31, 2019
From operations:

Net investment income	$168,716,537	$85,346,051	$324,754,557		$257,598,234

Net realized loss	(203,060,536)	(27,894,818)	(119,789,308)		(56,993,959)

Net change in unrealized gain (loss)	(128,589,076)	119,562,530	(269,938,986)		285,381,226
Net increase (decrease) in net assets resulting from operations	(162,933,075)	177,013,763	(64,973,737)		485,985,501

Distributions to shareholders:

From distributable earnings:

Class A Shares	(26,767,203)	(13,157,456)	(15,028,985)		(11,520,534)

Class C Shares	(1,836,214)	(1,172,647)	(1,996,031)		(1,711,565)

Institutional Shares	(80,218,287)	(39,981,041)	(35,707,014)		(79,994,592)

Service Shares	(4,678)	(957)	—		—

Investor Shares	(18,862,838)	(8,509,026)	(10,962,178)		(5,382,354)

Class P Shares(a)	(39,740,810)	(20,886,847)	(244,330,086)		(149,478,898)

Class R6 Shares	(1,636,966)	(264,944)	(430)		(433)
Total distributions to shareholders	(169,066,996)	(83,972,918)	(308,024,724)		(248,088,376)

From share transactions:

Proceeds from sales of shares	5,369,651,711	3,958,016,654	3,022,075,670		7,296,301,940

Reinvestment of distributions	150,907,107	73,770,862	298,380,974		240,537,834

Cost of shares redeemed	(2,284,389,837)	(1,511,981,331)	(2,387,191,975	)(b)	(5,893,955,119	)(c)
Net increase in net assets resulting from share transactions	3,236,168,981	2,519,806,185	933,264,669		1,642,884,655
TOTAL INCREASE	2,904,168,910	2,612,847,030	560,266,208		1,880,781,780

Net Assets:

Beginning of year	4,432,036,132	1,819,189,102	7,302,664,112		5,421,882,332

End of year	$7,336,205,042	$4,432,036,132	$7,862,930,320		$7,302,664,112

(a)	Commenced operations on April 20, 2018.
(b)	Net of $196,736 of redemption fees.
(c)	Net of $637,125 of redemption fees.

146	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	Short Duration Tax-Free Fund
	For the Fiscal Year Ended March 31, 2020	For the Fiscal Year Ended March 31, 2019
From operations:

Net investment income	$128,480,326	$102,104,189

Net realized gain (loss)	4,534,361	(29,478,088)

Net change in unrealized gain (loss)	(50,221,844)	125,732,256
Net increase in net assets resulting from operations	82,792,843	198,358,357

Distributions to shareholders:

From distributable earnings:

Class A Shares	(1,816,735)	(1,553,290)

Class C Shares	(167,468)	(184,887)

Institutional Shares	(28,233,445)	(40,352,934)

Service Shares	(2,752)	(3,628)

Investor Shares	(1,384,410)	(623,125)

Class P Shares(a)	(97,647,520)	(56,450,528)

Class R6 Shares	(97,487)	(18,784)
Total distributions to shareholders	(129,349,817)	(99,187,176)

From share transactions:

Proceeds from sales of shares	4,519,198,773	7,632,105,500

Reinvestment of distributions	114,038,179	88,168,766

Cost of shares redeemed	(3,758,256,134)	(6,235,205,237)
Net increase in net assets resulting from share transactions	874,980,818	1,485,069,029
TOTAL INCREASE	828,423,844	1,584,240,210

Net Assets:

Beginning of year	6,660,068,604	5,075,828,394

End of year	$7,488,492,448	$6,660,068,604

(a)	Commenced operations on April 20, 2018.

The accompanying notes are an integral part of these financial statements.	147

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Municipal Income Fund
	Class A Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$16.02	$15.59	$15.46	$15.69	$15.81

Net investment income(a)	0.37	0.44	0.47	0.52	0.56

Net realized and unrealized gain (loss)	(0.43)	0.42	0.11	(0.25)	(0.14)

Total from investment operations	(0.06)	0.86	0.58	0.27	0.42

Distributions to shareholders from net investment income	(0.37)	(0.43)	(0.45)	(0.50)	(0.54)

Net asset value, end of year	$15.59	$16.02	$15.59	$15.46	$15.69

Total return(b)	(0.43)%	5.62%	3.81%	1.73%	2.70%

Net assets, end of year (in 000s)	$1,330,377	$769,894	$315,142	$218,699	$177,985

Ratio of net expenses to average net assets	0.73%	0.74%	0.76%	0.78%	0.78%

Ratio of total expenses to average net assets	0.76%	0.78%	0.85%	0.98%	0.99%

Ratio of net investment income to average net assets	2.25%	2.78%	2.98%	3.34%	3.62%

Portfolio turnover rate(c)	23%	16%	12%	28%	15%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

148	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Municipal Income Fund
	Class C Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$16.03	$15.60	$15.47	$15.69	$15.82

Net investment income(a)	0.24	0.32	0.35	0.41	0.45

Net realized and unrealized gain (loss)	(0.42)	0.42	0.12	(0.25)	(0.16)

Total from investment operations	(0.18)	0.74	0.47	0.16	0.29

Distributions to shareholders from net investment income	(0.25)	(0.31)	(0.34)	(0.38)	(0.42)

Net asset value, end of year	$15.60	$16.03	$15.60	$15.47	$15.69

Total return(b)	(1.17)%	4.83%	3.03%	1.04%	1.86%

Net assets, end of year (in 000s)	$141,952	$83,931	$47,379	$42,353	$30,116

Ratio of net expenses to average net assets	1.48%	1.49%	1.51%	1.53%	1.54%

Ratio of total expenses to average net assets	1.51%	1.53%	1.60%	1.73%	1.75%

Ratio of net investment income to average net assets	1.50%	2.04%	2.23%	2.59%	2.87%

Portfolio turnover rate(c)	23%	16%	12%	28%	15%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	149

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Municipal Income Fund
	Institutional Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$16.02	$15.59	$15.46	$15.68	$15.81

Net investment income(a)	0.42	0.49	0.52	0.58	0.62

Net realized and unrealized gain (loss)	(0.43)	0.43	0.12	(0.25)	(0.16)

Total from investment operations	(0.01)	0.92	0.64	0.33	0.46

Distributions to shareholders from net investment income	(0.43)	(0.49)	(0.51)	(0.55)	(0.59)

Net asset value, end of year	$15.58	$16.02	$15.59	$15.46	$15.68

Total return(b)	(0.16)%	5.97%	4.17%	2.13%	2.98%

Net assets, end of year (in 000s)	$3,206,615	$1,858,949	$1,296,146	$774,777	$486,485

Ratio of net expenses to average net assets	0.39%	0.40%	0.42%	0.44%	0.44%

Ratio of total expenses to average net assets	0.42%	0.44%	0.51%	0.64%	0.65%

Ratio of net investment income to average net assets	2.59%	3.14%	3.32%	3.67%	3.96%

Portfolio turnover rate(c)	23%	16%	12%	28%	15%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

150	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Municipal Income Fund
	Service Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$16.10	$15.66	$15.54	$15.77	$15.89

Net investment income(a)	0.34	0.42	0.44	0.50	0.54

Net realized and unrealized gain (loss)	(0.42)	0.43	0.11	(0.25)	(0.15)

Total from investment operations	(0.08)	0.85	0.55	0.25	0.39

Distributions to shareholders from net investment income	(0.35)	(0.41)	(0.43)	(0.48)	(0.51)

Net asset value, end of year	$15.67	$16.10	$15.66	$15.54	$15.77

Total return(b)	(0.58)%	5.50%	3.58%	1.57%	2.53%

Net assets, end of year (in 000s)	$203	$38	$36	$36	$36

Ratio of net expenses to average net assets	0.89%	0.90%	0.92%	0.94%	0.94%

Ratio of total expenses to average net assets	0.92%	0.93%	1.01%	1.14%	1.16%

Ratio of net investment income to average net assets	2.09%	2.65%	2.83%	3.19%	3.46%

Portfolio turnover rate(c)	23%	16%	12%	28%	15%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	151

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Municipal Income Fund
	Investor Shares(a)
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$16.00	$15.57	$15.45	$15.67	$15.79

Net investment income(b)	0.41	0.48	0.50	0.56	0.60

Net realized and unrealized gain (loss)	(0.43)	0.42	0.11	(0.24)	(0.15)

Total from investment operations	(0.02)	0.90	0.61	0.32	0.45

Distributions to shareholders from net investment income	(0.41)	(0.47)	(0.49)	(0.54)	(0.57)

Net asset value, end of year	$15.57	$16.00	$15.57	$15.45	$15.67

Total return(c)	(0.19)%	5.88%	4.01%	2.03%	2.95%

Net assets, end of year (in 000s)	$904,160	$480,724	$160,475	$65,306	$9,684

Ratio of net expenses to average net assets	0.48%	0.49%	0.51%	0.53%	0.53%

Ratio of total expenses to average net assets	0.51%	0.53%	0.59%	0.73%	0.74%

Ratio of net investment income to average net assets	2.50%	3.03%	3.22%	3.57%	3.87%

Portfolio turnover rate(d)	23%	16%	12%	28%	15%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

152	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Dynamic Municipal Income Fund
	Class P Shares
	Year Ended March 31, 2020	April 20, 2018* to March 31, 2019
Per Share Data

Net asset value, beginning of period	$16.02	$15.65

Net investment income(a)	0.43	0.46

Net realized and unrealized gain (loss)	(0.43)	0.36

Total from investment operations	— (b)	0.82

Distributions to shareholders from net investment income	(0.43)	(0.45)

Net asset value, end of period	$15.59	$16.02

Total return(c)	(0.08)%	5.35%

Net assets, end of period (in 000s)	$1,683,366	$1,193,566

Ratio of net expenses to average net assets	0.38%	0.39	%(d)

Ratio of total expenses to average net assets	0.41%	0.43	%(d)

Ratio of net investment income to average net assets	2.61%	3.11	%(d)

Portfolio turnover rate(e)	23%	16%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	153

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Dynamic Municipal Income Fund
	Class R6 Shares
	Year Ended March 31,		November 30, 2017* to March 31, 2018
	2020	2019
Per Share Data

Net asset value, beginning of period	$16.02	$15.59	$15.56

Net investment income(a)	0.42	0.49	0.17

Net realized and unrealized gain (loss)	(0.42)	0.43	0.03

Total from investment operations	— (b)	0.92	0.20

Distributions to shareholders from net investment income	(0.43)	(0.49)	(0.17)

Net asset value, end of period	$15.59	$16.02	$15.59

Total return(c)	(0.08)%	5.98%	1.27%

Net assets, end of period (in 000s)	$69,532	$44,934	$10

Ratio of net expenses to average net assets	0.38%	0.39%	0.40	%(d)

Ratio of total expenses to average net assets	0.41%	0.42%	0.43	%(d)

Ratio of net investment income to average net assets	2.61%	3.11%	3.28	%(d)

Portfolio turnover rate(e)	23%	16%	12%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

154	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Municipal Fund
	Class A Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$9.91	$9.55	$9.35	$9.36	$9.34

Net investment income(a)	0.37	0.38	0.38	0.47	0.46

Net realized and unrealized gain (loss)	(0.34)	0.35	0.18	(0.06)	(0.02)

Total from investment operations	0.03	0.73	0.56	0.41	0.44

Distributions to shareholders from net investment income	(0.35)	(0.37)	(0.36)	(0.42)	(0.42)

Net asset value, end of year	$9.59	$9.91	$9.55	$9.35	$9.36

Total return(b)	0.13%	7.79%	6.10%	4.48%	4.89%

Net assets, end of year (in 000s)	$419,784	$377,942	$250,436	$234,550	$262,193

Ratio of net expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.86%

Ratio of total expenses to average net assets	0.91%	0.92%	0.92%	0.92%	0.93%

Ratio of net investment income to average net assets	3.61%	3.97%	4.00%	4.93%	4.98%

Portfolio turnover rate(c)	20%	16%	16%	31%	11%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	155

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Municipal Fund
	Class C Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$9.91	$9.55	$9.35	$9.36	$9.34

Net investment income(a)	0.29	0.31	0.31	0.40	0.39

Net realized and unrealized gain (loss)	(0.34)	0.35	0.18	(0.06)	(0.02)

Total from investment operations	(0.05)	0.66	0.49	0.34	0.37

Distributions to shareholders from net investment income	(0.27)	(0.30)	(0.29)	(0.35)	(0.35)

Net asset value, end of year	$9.59	$9.91	$9.55	$9.35	$9.36

Total return(b)	(0.62)%	6.99%	5.30%	3.70%	4.11%

Net assets, end of year (in 000s)	$77,387	$60,899	$59,381	$66,772	$73,498

Ratio of net expenses to average net assets	1.60%	1.60%	1.60%	1.60%	1.62%

Ratio of total expenses to average net assets	1.66%	1.67%	1.67%	1.67%	1.68%

Ratio of net investment income to average net assets	2.85%	3.22%	3.25%	4.18%	4.24%

Portfolio turnover rate(c)	20%	16%	16%	31%	11%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

156	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Municipal Fund
	Institutional Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$9.91	$9.55	$9.36	$9.36	$9.34

Net investment income(a)	0.40	0.41	0.41	0.49	0.48

Net realized and unrealized gain (loss)	(0.34)	0.35	0.17	(0.04)	(0.01)

Total from investment operations	0.06	0.76	0.58	0.45	0.47

Distributions to shareholders from net investment income	(0.38)	(0.40)	(0.39)	(0.45)	(0.45)

Net asset value, end of year	$9.59	$9.91	$9.55	$9.36	$9.36

Total return(b)	0.43%	8.10%	6.29%	4.88%	5.19%

Net assets, end of year (in 000s)	$894,702	$699,635	$5,026,846	$4,284,703	$3,754,010

Ratio of net expenses to average net assets	0.55%	0.56%	0.56%	0.56%	0.57%

Ratio of total expenses to average net assets	0.57%	0.58%	0.58%	0.58%	0.59%

Ratio of net investment income to average net assets	3.91%	4.27%	4.29%	5.23%	5.25%

Portfolio turnover rate(c)	20%	16%	16%	31%	11%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	157

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Municipal Fund
	Investor Shares(a)
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$9.92	$9.56	$9.37	$9.37	$9.35

Net investment income(b)	0.39	0.41	0.41	0.50	0.48

Net realized and unrealized gain (loss)	(0.34)	0.34	0.17	(0.05)	(0.01)

Total from investment operations	0.05	0.75	0.58	0.45	0.47

Distributions to shareholders from net investment income	(0.37)	(0.39)	(0.39)	(0.45)	(0.45)

Net asset value, end of year	$9.60	$9.92	$9.56	$9.37	$9.37

Total return(c)	0.38%	8.05%	6.26%	4.81%	5.15%

Net assets, end of year (in 000s)	$331,991	$202,256	$85,209	$42,152	$20,741

Ratio of net expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.61%

Ratio of total expenses to average net assets	0.66%	0.66%	0.67%	0.67%	0.68%

Ratio of net investment income to average net assets	3.85%	4.21%	4.26%	5.25%	5.22%

Portfolio turnover rate(d)	20%	16%	16%	31%	11%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

158	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Yield Municipal Fund
	Class P Shares
	Year Ended March 31, 2020	April 20, 2018* to March 31, 2019
Per Share Data

Net asset value, beginning of period	$9.90	$9.60

Net investment income(a)	0.40	0.39

Net realized and unrealized gain (loss)	(0.34)	0.28

Total from investment operations	0.06	0.67

Distributions to shareholders from net investment income	(0.38)	(0.37)

Net asset value, end of period	$9.58	$9.90

Total return(b)	0.44%	7.14%

Net assets, end of period (in 000s)	$6,139,055	$5,961,922

Ratio of net expenses to average net assets	0.54%	0.55	%(c)

Ratio of total expenses to average net assets	0.56%	0.57	%(c)

Ratio of net investment income to average net assets	3.93%	4.27	%(c)

Portfolio turnover rate(d)	20%	16%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	159

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Yield Municipal Fund
	Class R6 Shares
	Year Ended March 31,		November 30, 2017* to March 31, 2018
	2020	2019
Per Share Data

Net asset value, beginning of period	$9.91	$9.55	$9.46

Net investment income(a)	0.40	0.41	0.14

Net realized and unrealized gain (loss)	(0.35)	0.35	0.08

Total from investment operations	0.05	0.76	0.22

Distributions to shareholders from net investment income	(0.38)	(0.40)	(0.13)

Net asset value, end of period	$9.58	$9.91	$9.55

Total return(b)	0.32%	8.09%	2.33%

Net assets, end of period (in 000s)	$11	$11	$10

Ratio of net expenses to average net assets	0.54%	0.55%	0.57	%(c)

Ratio of total expenses to average net assets	0.57%	0.55%	0.60	%(c)

Ratio of net investment income to average net assets	3.92%	4.28%	4.36	%(c)

Portfolio turnover rate(d)	20%	16%	16%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

160	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Tax-Free Fund
	Class A Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$10.66	$10.48	$10.52	$10.56	$10.59

Net investment income(a)	0.16	0.16	0.12	0.12	0.10

Net realized and unrealized gain (loss)	(0.03)	0.17	(0.04)	(0.05)	(0.04)

Total from investment operations	0.13	0.33	0.08	0.07	0.06

Distributions to shareholders from net investment income	(0.16)	(0.15)	(0.12)	(0.11)	(0.09)

Distributions to shareholders from net realized gains	—	—	—	— (b)	— (b)

Total distributions	(0.16)	(0.15)	(0.12)	(0.11)	(0.09)

Net asset value, end of year	$10.63	$10.66	$10.48	$10.52	$10.56

Total return(c)	1.18%	3.20%	0.74%	0.63%	0.62%

Net assets, end of year (in 000s)	$134,986	$119,675	$97,703	$124,586	$147,949

Ratio of net expenses to average net assets	0.68%	0.69%	0.68%	0.70%	0.73%

Ratio of total expenses to average net assets	0.74%	0.75%	0.75%	0.76%	0.76%

Ratio of net investment income to average net assets	1.45%	1.51%	1.18%	1.09%	0.98%

Portfolio turnover rate(d)	29%	44%	35%	40%	24%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	161

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Tax-Free Fund
	Class C Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$10.65	$10.47	$10.51	$10.55	$10.58

Net investment income(a)	0.11	0.12	0.09	0.07	0.06

Net realized and unrealized gain (loss)	(0.03)	0.17	(0.05)	(0.05)	(0.04)

Total from investment operations	0.08	0.29	0.04	0.02	0.02

Distributions to shareholders from net investment income	(0.11)	(0.11)	(0.08)	(0.06)	(0.05)

Distributions to shareholders from net realized gains	—	—	—	— (b)	— (b)

Total distributions	(0.11)	(0.11)	(0.08)	(0.06)	(0.05)

Net asset value, end of year	$10.62	$10.65	$10.47	$10.51	$10.55

Total return(c)	0.78%	2.80%	0.34%	0.23%	0.22%

Net assets, end of year (in 000s)	$17,180	$15,681	$19,813	$23,220	$33,787

Ratio of net expenses to average net assets	1.08%	1.09%	1.08%	1.10%	1.13%

Ratio of total expenses to average net assets	1.50%	1.50%	1.50%	1.51%	1.51%

Ratio of net investment income to average net assets	1.04%	1.10%	0.81%	0.69%	0.58%

Portfolio turnover rate(d)	29%	44%	35%	40%	24%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

162	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Tax-Free Fund
	Institutional Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$10.64	$10.47	$10.50	$10.54	$10.58

Net investment income(a)	0.19	0.19	0.16	0.15	0.14

Net realized and unrealized gain (loss)	(0.02)	0.16	(0.04)	(0.05)	(0.05)

Total from investment operations	0.17	0.35	0.12	0.10	0.09

Distributions to shareholders from net investment income	(0.19)	(0.18)	(0.15)	(0.14)	(0.13)

Distributions to shareholders from net realized gains	—	—	—	— (b)	— (b)

Total distributions	(0.19)	(0.18)	(0.15)	(0.14)	(0.13)

Net asset value, end of year	$10.62	$10.64	$10.47	$10.50	$10.54

Total return(c)	1.58%	3.42%	1.15%	0.94%	0.86%

Net assets, end of year (in 000s)	$1,646,398	$1,488,011	$4,936,410	$4,448,309	$4,316,949

Ratio of net expenses to average net assets	0.38%	0.38%	0.38%	0.39%	0.39%

Ratio of total expenses to average net assets	0.40%	0.41%	0.41%	0.42%	0.42%

Ratio of net investment income to average net assets	1.75%	1.77%	1.52%	1.41%	1.32%

Portfolio turnover rate(d)	29%	44%	35%	40%	24%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	163

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Tax-Free Fund
	Service Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$10.64	$10.47	$10.50	$10.54	$10.58

Net investment income(a)	0.14	0.14	0.11	0.10	0.09

Net realized and unrealized gain (loss)	(0.02)	0.16	(0.04)	(0.05)	(0.05)

Total from investment operations	0.12	0.30	0.07	0.05	0.04

Distributions to shareholders from net investment income	(0.14)	(0.13)	(0.10)	(0.09)	(0.08)

Distributions to shareholders from net realized gains	—	—	—	— (b)	— (b)

Total distributions	(0.14)	(0.13)	(0.10)	(0.09)	(0.08)

Net asset value, end of year	$10.62	$10.64	$10.47	$10.50	$10.54

Total return(c)	1.07%	2.90%	0.65%	0.44%	0.36%

Net assets, end of year (in 000s)	$179	$293	$287	$263	$161

Ratio of net expenses to average net assets	0.88%	0.89%	0.88%	0.89%	0.89%

Ratio of total expenses to average net assets	0.91%	0.91%	0.91%	0.92%	0.92%

Ratio of net investment income to average net assets	1.27%	1.31%	1.03%	0.91%	0.82%

Portfolio turnover rate(d)	29%	44%	35%	40%	24%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

164	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Tax-Free Fund
	Investor Shares(a)
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$10.64	$10.47	$10.51	$10.55	$10.58

Net investment income(b)	0.18	0.19	0.16	0.14	0.13

Net realized and unrealized gain (loss)	(0.02)	0.16	(0.05)	(0.05)	(0.04)

Total from investment operations	0.16	0.35	0.11	0.09	0.09

Distributions to shareholders from net investment income	(0.18)	(0.18)	(0.15)	(0.13)	(0.12)

Distributions to shareholders from net realized gains	—	—	—	— (c)	— (c)

Total distributions	(0.18)	(0.18)	(0.15)	(0.13)	(0.12)

Net asset value, end of year	$10.62	$10.64	$10.47	$10.51	$10.55

Total return(d)	1.53%	3.37%	1.01%	0.88%	0.87%

Net assets, end of year (in 000s)	$111,743	$65,719	$21,605	$10,002	$3,526

Ratio of net expenses to average net assets	0.43%	0.44%	0.43%	0.45%	0.48%

Ratio of total expenses to average net assets	0.49%	0.50%	0.50%	0.51%	0.51%

Ratio of net investment income to average net assets	1.69%	1.79%	1.48%	1.37%	1.23%

Portfolio turnover rate(e)	29%	44%	35%	40%	24%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	165

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short Duration Tax-Free Fund
	Class P Shares
	Year Ended March 31, 2020	April 20, 2018* to March 31, 2019
Per Share Data

Net asset value, beginning of period	$10.64	$10.46

Net investment income(a)	0.19	0.18

Net realized and unrealized gain (loss)	(0.03)	0.17

Total from investment operations	0.16	0.35

Distributions to shareholders from net investment income	(0.19)	(0.17)

Net asset value, end of period	$10.61	$10.64

Total return(b)	1.50%	3.42%

Net assets, end of period (in 000s)	$5,572,014	$4,965,675

Ratio of net expenses to average net assets	0.37%	0.38	%(c)

Ratio of total expenses to average net assets	0.39%	0.40	%(c)

Ratio of net investment income to average net assets	1.75%	1.86	%(c)

Portfolio turnover rate(d)	29%	44%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

166	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short Duration Tax-Free Fund
	Class R6 Shares
	Year Ended March 31,		November 30, 2017* to March 31, 2018
	2020	2019
Per Share Data

Net asset value, beginning of period	$10.64	$10.46	$10.45

Net investment income(a)	0.19	0.21	0.06

Net realized and unrealized gain (loss)	(0.03)	0.15	—	(b)

Total from investment operations	0.16	0.36	0.06

Distributions to shareholders from net investment income	(0.19)	(0.18)	(0.05)

Net asset value, end of period	$10.61	$10.64	$10.46

Total return(c)	1.50%	3.51%	0.61%

Net assets, end of period (in 000s)	$5,992	$5,014	$10

Ratio of net expenses to average net assets	0.37%	0.38%	0.36	%(d)

Ratio of total expenses to average net assets	0.39%	0.40%	0.38	%(d)

Ratio of net investment income to average net assets	1.75%	1.96%	1.64	%(d)

Portfolio turnover rate(e)	29%	44%	35%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	167

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements

March 31, 2020

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Dynamic Municipal Income, Short Duration Tax-Free	A, C, Institutional, Service, Investor, P and R6	Diversified
High Yield Municipal	A, C, Institutional, Investor, P and R6	Diversified

Class A Shares of the Dynamic Municipal Income, High Yield Municipal and Short Duration Tax-Free Funds are sold with a front-end sales charge of up to 3.75%, 4.50% and 1.50%, respectively. Class C Shares of Dynamic Municipal Income, High Yield Municipal and Short Duration Tax-Free Funds are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, 1.00% and 0.65%, respectively, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class P and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (each, an “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Redemption Fees — Prior to March 16, 2020, a 2% redemption fee was imposed on the redemption of shares (including by exchange) of the High Yield Municipal Fund held for 60 calendar days or less. For this purpose, the High Yield Municipal Fund

168

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2. SIGNIFICANT ACCOUNTING POLICIES (continued)

utilized a first-in first-out method so that shares held longest were treated as being redeemed first and shares held shortest were treated as being redeemed last. Redemption fees were reimbursed to the Fund and were reflected as a reduction in share redemptions. Redemption fees were credited to Paid-in Capital and are allocated to each share class of the Fund on a pro-rata basis. Effective March 16, 2020 redemption fees for Goldman Sachs High Yield Municipal Fund are no longer imposed.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

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Notes to Financial Statements (continued)

March 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on other investments. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A rate lock forward is a type of forward contract between a Fund and a rate lock provider pursuant to which the parties agree to make payments to each other based on a notional amount, contingent upon whether the referenced obligation is above or below a specified yield level on the termination date of the contract.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately

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Notes to Financial Statements (continued)

March 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of March 31, 2020:

DYNAMIC MUNICIPAL INCOME

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Municipal Debt Obligations	$—	$7,037,909,927	$—

Corporate Bonds	—	13,166,331	—

Total	$—	$7,051,076,258	$—

Derivative Type

Assets(a)

Credit Default Swap Contracts	$—	$74,917	$—

Liabilities(a)

Interest Rate Swap Contracts	$—	$(16,596,367)	$—

HIGH YIELD MUNICIPAL

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Municipal Debt Obligations	$—	$7,594,528,968	$—

Corporate Bonds	—	21,614,601	—

Total	$—	$7,616,143,569	$—

Derivative Type

Assets(a)

Credit Default Swap Contracts	$—	$1,755,097	$—

Liabilities(a)

Credit Default Swap Contracts	$—	$(55,850)	$—

Interest Rate Swap Contracts	—	(18,104,307)	—

Total	$—	$(18,160,157)	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SHORT DURATION TAX-FREE

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Municipal Debt Obligations	$—	$7,284,741,281	$—

Corporate Bonds	—	6,245,310	—

Total	$—	$7,290,986,591	$—

Derivative Type

Assets(a)

Credit Default Swap Contracts	$—	$561,877	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of March 31, 2020. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure:

DYNAMIC MUNICIPAL INCOME
Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Credit	Receivable for unrealized gain on swap contracts	$74,917	—	$—
Interest Rate	—	—	Variation margin on swaps contracts	(16,596,367)	(a)
Total		$74,917		$(16,596,367)

HIGH YIELD MUNICIPAL
Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Credit	Receivable for unrealized gain on swap contracts	$1,755,097	Payable for unrealized loss on swap contracts	$(55,850)
Interest Rate	—	—	Variation margin on swaps contracts	(18,104,307)	(a)
Total		$1,755,097		$(18,160,157)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swap contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of March 31, 2020 is reported within the Statements of Assets and Liabilities.

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Notes to Financial Statements (continued)

March 31, 2020

4. INVESTMENTS IN DERIVATIVES (continued)

SHORT DURATION TAX-FREE
Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Credit	Receivable for unrealized gain on swap contracts	$561,877	—	$—

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swap contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of March 31, 2020 is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2020. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

DYNAMIC MUNICIPAL INCOME
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$30,284	$(25,888)	2
Interest Rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contract and swap contracts	(214,116,757)	(2,987,498)	88
Total		$(214,086,473)	$(3,013,386)	90

HIGH YIELD MUNICIPAL
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$1,061,724	$(809,602)	7
Interest Rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on swap contracts	(199,790,556)	(28,206,282)	57
Total		$(198,728,832)	$(29,015,884)	64

SHORT DURATION TAX-FREE
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$222,703	$(194,160)	2
Interest Rate	Net realized gain (loss) from rate lock forward	225,000	—	1
Total		$447,703	$(194,160)	3

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended March 31, 2020.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended March 31, 2020, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Dynamic Municipal Income	0.40%	0.36%	0.34%	0.34%	0.33%	0.35%	0.35%
High Yield Municipal	0.55	0.55	0.50	0.48	0.47	0.50	0.50
Short Duration Tax-Free	0.39	0.35	0.33	0.33	0.32	0.34	0.34

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A Shares of each applicable Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A Shares of the Funds, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Service
Distribution and/or Service Plan	0.25%	0.75%	0.25%

*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

For the fiscal year ended March 31, 2020, Goldman Sachs agreed to waive a portion of the distribution and/or service fees equal to 0.35% as an annual percentage rate of the average daily net assets attributable to Class C Shares of the Short Duration Tax-Free Fund. This arrangement will remain in place through at least July 29, 2020. Prior to such date, Goldman Sachs may not terminate this arrangement without the approval of the Trustees.

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Notes to Financial Statements (continued)

March 31, 2020

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended March 31, 2020, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Dynamic Municipal Income	$113,935	$6
High Yield Municipal	94,009	—
Short Duration Tax-Free	6,554	—

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class C and Investor Shares; 0.03% of the average daily net assets of Class P and Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Goldman Sachs agreed to waive a portion of the transfer agency fee equal to 0.03% and 0.04% as an annual percentage rate of the average daily net assets attributable to Class A, Class C and Investor Shares of the High Yield Municipal and Short Duration Tax-Free Funds, respectively. This arrangement will remain in effect through at least July 29, 2020, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Trustees. Prior to July 30, 2019, Goldman Sachs agreed to waive a portion of the transfer agency fee equal to 0.05% as an annual percentage rate of the average daily net assets attributable to Class A, Class C and Investor Shares of the High Yield Municipal Fund.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Funds is 0.004%. These Other Expense limitations will remain in place through at least July 29, 2020, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended March 31, 2020, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

	Fee Waivers
Portfolio	Class C Distribution and Service Fee	Transfer Agency Waivers/Credits		Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
Dynamic Municipal Income	$—	$—		$1,223,893	$369,098	$1,592,991
High Yield Municipal	—	291,919	(a)	1,519,688	274,090	2,085,697
Short Duration Tax-Free	55,682	88,912	(a)	1,318,129	255,723	1,718,446

(a)	Applicable to Class A, C and Investor Shares.

G.  Line of Credit Facility — As of March 31, 2020, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2020, the Funds did not have any borrowings under the facility. Prior to April 30, 2019 the facility was $770,000,000. The facility was increased to $700,000,000 effective April 28, 2020.

H.  Other Transactions with Affiliates — As of March 31, 2020, The Goldman Sachs Group, Inc. was the beneficial owner of the following Funds:

Fund	Class R6
High Yield Municipal	100%

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the fiscal year ended March 31, 2020, purchase and sale transactions and related net realized gain (loss) for the Funds with an affiliated fund in compliance with Rule 17a-7 under the Act were as follows:

Fund	Purchases	Sales	Net Realized Gain (Loss)
Dynamic Municipal Income	$109,285,552	$19,715,478	$173,031
High Yield Municipal	—	152,222,104	3,045,411
Short Duration Tax-Free	60,920,051	—	—

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2020, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Dynamic Municipal Income	$9,242,350	$4,548,844,511	$9,834,616	$1,489,395,892
High Yield Municipal	13,245,150	2,164,248,449	13,953,075	1,625,943,226
Short Duration Tax-Free	204,364,785	2,792,579,669	210,501,817	1,844,448,486

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Notes to Financial Statements (continued)

March 31, 2020

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2020, was as follows:

	Dynamic Municipal Income	High Yield Municipal	Short Duration Tax-Free
Distributions paid from:
Ordinary income	$18,741,093	$37,646,670	$10,748,528
Tax-exempt income	150,325,903	270,378,054	118,601,289
Total distributions	$169,066,996	$308,024,724	$129,349,817

The tax character of distributions paid during the fiscal year ended March 31, 2019, was as follows:

	Dynamic Municipal Income	High Yield Municipal	Short Duration Tax-Free
Distributions paid from:
Ordinary income	$4,577,609	$15,101,341	$7,918,123
Tax-exempt income	79,395,309	232,987,035	91,269,053
Total distributions	$83,972,918	$248,088,376	$99,187,176

As of March 31, 2020, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Dynamic Municipal Income	High Yield Municipal	Short Duration Tax-Free
Undistributed tax-exempt income — net	$16,339,091	$134,554,419	$16,649,589
Capital loss carryforwards:
Perpetual Short-term	(107,248,540)	(141,054,449)	(10,859,998)
Perpetual Long-term	(12,483,768)	(171,810,258)	(24,368,002)
Total capital loss carryforwards	$(119,732,308)	$(312,864,707)	$(35,228,000)
Timing differences (Post October Loss Deferral, Defaulted Bond Income and Distribution Payable)	(118,823,680)	(78,458,231)	(2,053,873)
Unrealized gains (losses) — net	(2,587,045)	212,721,457	35,131,005
Total accumulated earning (losses) — net	$(224,803,942)	$(44,047,062)	$14,498,721

As of March 31, 2020, the Funds’ aggregate securities unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Dynamic Municipal Income	High Yield Municipal	Short Duration Tax-Free
Tax cost	$7,037,274,800	$7,387,450,416	$7,256,412,463
Gross unrealized gain	191,972,125	467,532,084	91,551,094
Gross unrealized loss	(194,559,170)	(254,810,627)	(56,420,089)
Net unrealized gain (loss)	$(2,587,045)	$212,721,457	$35,131,005

The difference between GAAP-basis and tax-basis unrealized gains (losses), is attributable primarily to wash sales, differences in the tax treatment of swap transactions, and market discount accretion and premium amortization.

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7. TAX INFORMATION (continued)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates. In 2017, the United Kingdom’s Financial Conduct Authority (“FCA”) warned that LIBOR may cease to be available or appropriate for use by 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

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Notes to Financial Statements (continued)

March 31, 2020

8. OTHER RISKS (continued)

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.

Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Municipal Securities Risk — Municipal securities are subject to credit/default risk, interest rate risk and certain additional risks. A Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds).

State/Territory Specific Risk — A Fund’s investments in municipal obligations of issuers located in a particular state or U.S. territory may be adversely affected by political, economic and regulatory developments within that state or U.S. territory. Such developments may affect the financial condition of a state’s or territory’s political subdivisions, agencies, instrumentalities and public authorities and heighten the risks associated with investing in bonds issued by such parties, which could, in turn, adversely affect a Fund’s income, NAV, liquidity, and/or ability to preserve or realize capital appreciation.

Tax Risk — The Funds may be adversely impacted by changes in tax rates and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal and state income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect a Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, these Funds would not be a suitable investment for IRAs, other tax-exempt or tax-deferred accounts or for other investors who are not sensitive to the federal, state or local income tax consequences of their investments.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum

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9. INDEMNIFICATIONS (continued)

exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

Contingencies — Dynamic Municipal Income Fund and High Yield Municipal Fund are among the defendants in an adversary proceeding filed in August 2019 against current and former holders General Obligation (“GO”) and other bonds issued by the Commonwealth of Puerto Rico seeking to clawback payments made to bondholders on the grounds that the bonds allegedly violated the Puerto Rico Constitution and were void from the outset. The complaint seeks approximately $389,000 and $4,384,000 from Dynamic Municipal Income Fund and High Yield Municipal Fund, respectively. On February 9, 2020, the Financial Oversight and Management Board for Puerto Rico, as representative of the Commonwealth of Puerto Rico (the “Commonwealth”), the Puerto Rico Public Buildings Authority (“PBA”), and the Employee Retirement System of the Government of the Commonwealth of Puerto Rico (“ERS”) entered into a Plan Support Agreement (the “PSA”) with certain holders of GO Bond Claims and/or CW Guarantee Bond Claims (each as defined in the PSA) and holders of PBA Bond Claims (as defined in the PSA). The Government of the Commonwealth of Puerto Rico is not a party to the PSA and does not support it on its current terms. Pursuant to the PSA, the Oversight Board and certain creditors agreed to settle the GO clawback litigation. The settlement will be implemented by an amended Plan of Adjustment, filed February 28, 2020. Pursuant to the settlement, current GO bondholders will receive cash and new bonds, ultimately resulting in recovery of approximately 28% on average less than they are entitled under the existing bonds. Former GO bondholders will be dismissed from the clawback litigation. The settlement must be approved by 70% of current bondholders and requires court approval. In addition, the Plan requires certain legislation to be passed by Puerto Rico, which the government of Puerto Rico does not currently support. The current schedule involves a hearing to consider adequacy of a disclosure statement in early June, solicitation of bondholder approval in the summer, and confirmation of the Plan in October. These dates will likely change as a result of the COVID-19 pandemic. GSAM has determined that the risk of loss is reasonably possible but not probable.

Amended Accounting Policy — The Funds have adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Funds have changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Funds applied the amendments on a modified retrospective basis beginning with the fiscal period ended March 31, 2020. This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total distributable earnings (loss) or the net asset value of the Funds.

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” This ASU provides optional exceptions for applying GAAP to contract modifications, hedging relationships and other transactions affected reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2020. GSAM expects that the adoption of this guidance will not have a material impact on the Funds’ financial statements.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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Notes to Financial Statements (continued)

March 31, 2020

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Dynamic Municipal Income Fund

	For the Fiscal Year Ended March 31, 2020		For the Fiscal Year Ended March 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	57,557,014	$937,851,015	32,719,854	$515,555,671
Reinvestment of distributions	1,472,195	24,001,344	757,498	11,941,258
Shares redeemed	(21,753,051)	(347,171,442)	(5,642,916)	(88,726,477)
	37,276,158	614,680,917	27,834,436	438,770,452
Class C Shares
Shares sold	4,980,688	81,202,614	2,933,190	46,188,420
Reinvestment of distributions	91,235	1,487,502	62,130	979,794
Shares redeemed	(1,207,274)	(19,446,234)	(797,180)	(12,562,849)
	3,864,649	63,243,882	2,198,140	34,605,365
Institutional Shares
Shares sold	171,519,064	2,788,853,875	106,396,199	1,674,973,466
Reinvestment of distributions	4,000,710	65,223,134	1,979,556	31,191,054
Shares redeemed	(85,827,643)	(1,337,688,885)	(75,464,760)	(1,190,444,813)
	89,692,131	1,516,388,124	32,910,995	515,719,707
Service Shares
Shares sold	16,380	266,000	—	—
Reinvestment of distributions	23	374	27	431
Shares redeemed	(5,809)	(97,076)	—	—
	10,594	169,298	27	431
Investor Shares
Shares sold	44,096,686	715,530,362	24,461,697	384,279,436
Reinvestment of distributions	1,158,129	18,860,480	540,158	8,507,496
Shares redeemed	(17,235,460)	(273,201,701)	(5,270,842)	(82,785,044)
	28,019,355	461,189,141	19,731,013	310,001,888
Class P Shares(a)
Shares sold	49,161,324	803,325,236	81,763,017	1,291,184,507
Reinvestment of distributions	2,438,428	39,740,777	1,324,455	20,885,913
Shares redeemed	(18,124,961)	(289,781,276)	(8,598,553)	(135,459,788)
	33,474,791	553,284,737	74,488,919	1,176,610,632
Class R6 Shares
Shares sold	2,621,422	42,622,609	2,913,907	45,835,154
Reinvestment of distributions	97,773	1,593,496	16,673	264,916
Shares redeemed	(1,063,735)	(17,003,223)	(126,576)	(2,002,360)
	1,655,460	27,212,882	2,804,004	44,097,710

NET INCREASE	193,993,138	$3,236,168,981	159,967,534	$2,519,806,185

(a)	Commenced operations on April 20, 2018.

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12. SUMMARY OF SHARE TRANSACTION (continued)

	High Yield Municipal Fund

	For the Fiscal Year Ended March 31, 2020		For the Fiscal Year Ended March 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	20,048,614	$203,934,397	17,348,123	$168,495,943
Reinvestment of distributions	1,344,897	13,709,617	1,067,237	10,357,670
Shares redeemed	(15,753,635)	(157,972,186)	(6,478,559)	(62,723,208)
	5,639,876	59,671,828	11,936,801	116,130,405
Class C Shares
Shares sold	3,852,316	39,248,209	2,246,411	21,757,563
Reinvestment of distributions	166,648	1,698,764	148,215	1,439,057
Shares redeemed	(2,093,824)	(20,935,940)	(2,465,058)	(24,028,646)
	1,925,140	20,011,033	(70,432)	(832,026)
Institutional Shares
Shares sold	66,322,633	672,981,874	56,373,393	544,561,803
Reinvestment of distributions	2,735,106	27,914,867	7,645,602	74,127,468
Shares redeemed	(46,355,759)	(459,573,926)	(519,542,621)	(5,076,189,724)
	22,701,980	241,322,815	(455,523,626)	(4,457,500,453)
Investor Shares
Shares sold	26,698,692	270,270,268	14,405,092	139,318,217
Reinvestment of distributions	1,063,104	10,856,437	529,659	5,148,547
Shares redeemed	(13,558,636)	(134,755,390)	(3,449,426)	(33,335,946)
	14,203,160	146,371,315	11,485,325	111,130,818
Class P Shares(a)
Shares sold	180,400,900	1,835,640,922	659,154,812	6,422,168,413
Reinvestment of distributions	23,975,829	244,200,859	15,405,726	149,464,659
Shares redeemed	(165,742,054)	(1,613,954,533)	(72,315,836)	(697,677,594)
	38,634,675	465,887,248	602,244,702	5,873,955,478
Class R6 Shares
Shares sold	1	—	—	1
Reinvestment of distributions	42	430	44	433
Shares redeemed	—	—	—	(1)
	43	430	44	433

NET INCREASE	83,104,874	$933,264,669	170,072,814	$1,642,884,655

(a)	Commenced operations on April 20, 2018.

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Notes to Financial Statements (continued)

March 31, 2020

12. SUMMARY OF SHARE TRANSACTION (continued)

	Short Duration Tax-Free Fund

	For the Fiscal Year Ended March 31, 2020		For the Fiscal Year Ended March 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	6,838,917	$73,149,091	4,799,812	$50,608,816
Reinvestment of distributions	131,143	1,408,383	114,402	1,208,102
Shares redeemed	(5,504,477)	(58,897,750)	(3,006,720)	(31,682,335)
	1,465,583	15,659,724	1,907,494	20,134,583
Class C Shares
Shares sold	794,027	8,509,972	341,415	3,598,006
Reinvestment of distributions	10,360	111,126	12,955	136,608
Shares redeemed	(659,751)	(7,062,914)	(773,774)	(8,153,837)
	144,636	1,558,184	(419,404)	(4,419,223)
Institutional Shares
Shares sold	92,654,961	992,727,589	128,732,129	1,354,847,820
Reinvestment of distributions	1,248,309	13,391,743	2,826,798	29,725,459
Shares redeemed	(78,657,196)	(840,566,418)	(463,363,255)	(4,882,101,474)
	15,246,074	165,552,914	(331,804,328)	(3,497,528,195)
Service Shares
Shares sold	1,400	15,000	—	—
Reinvestment of distributions	199	2,140	190	2,005
Shares redeemed	(12,330)	(132,545)	(35)	(299)
	(10,731)	(115,405)	155	1,706
Investor Shares
Shares sold	7,306,701	77,891,482	5,213,414	54,976,193
Reinvestment of distributions	129,044	1,384,410	58,990	623,025
Shares redeemed	(3,087,493)	(32,958,887)	(1,162,355)	(12,244,938)
	4,348,252	46,317,005	4,110,049	43,354,280
Class P Shares(a)
Shares sold	313,452,531	3,363,995,263	584,827,374	6,162,899,894
Reinvestment of distributions	9,108,513	97,647,520	5,346,634	56,454,784
Shares redeemed	(264,320,452)	(2,816,638,904)	(123,435,651)	(1,300,801,119)
	58,240,592	645,003,879	466,738,357	4,918,553,559
Class R6 Shares
Shares sold	271,987	2,910,376	489,470	5,174,771
Reinvestment of distributions	8,663	92,857	1,770	18,783
Shares redeemed	(187,418)	(1,998,716)	(20,871)	(221,235)
	93,232	1,004,517	470,369	4,972,319

NET INCREASE	79,527,638	$874,980,818	141,002,692	$1,485,069,029

(a)	Commenced operations on April 20, 2018.

184

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs High Yield Municipal Income Fund, and Goldman Sachs Short Duration Tax-Free Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs High Yield Municipal Income Fund, and Goldman Sachs Short Duration Tax-Free Fund (three of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2020, the related statements of operations for the year ended March 31, 2020, the statements of changes in net assets for each of the two years in the period ended March 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 26, 2020

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS MUNICIPAL INCOME FUNDS

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Trust (“GST”) was held on January 23, 2020 to consider and act upon the proposals below. The Funds will amortize their respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse each Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

At the Meeting, Dwight L. Bush, Kathryn A. Cassidy, Joaquin Delgado and Gregory G. Weaver were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Proposal 1. Election of Trustees	For	Against	Withheld	Broker Non-Votes

Dwight L. Bush	94,278,961,728.065	0	349,026,343,365	0

Kathryn A. Cassidy	94,310,850,789.164	0	317,137,282.266	0

Joaquin Delgado	94,282,646,444.727	0	345,341,626.703	0

Gregory G. Weaver	94,306,589,873.348	0	321,398,198.082	0

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GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Liquidity Risk Management Program (Unaudited)

Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, each Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 11-12, 2020, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; and (2) an assessment of the methodologies used to classify investments into one of four liquidity categories. The report concluded that the Program was reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

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GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2020 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class P or Class R6 Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and redemption fees (with respect to Class A, Class C, Institutional, Investor and Class R6 Shares, if any); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class P and Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2019 through March 31, 2020, which represents a period of 183 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Dynamic Municipal Income Fund				High Yield Municipal Fund				Short Duration Tax-Free Fund
Share Class	Beginning Account Value 10/01/19	Ending Account Value 3/31/20		Expenses Paid for the 6 Months Ended 3/31/20*	Beginning Account Value 10/01/19	Ending Account Value 3/31/20		Expenses Paid for the 6 Months Ended 3/31/20*	Beginning Account Value 10/01/19	Ending Account Value 3/31/20		Expenses Paid for the 6 Months Ended 3/31/20*
Class A
Actual	$1,000	$966.70		$3.59	$1,000	$952.30		$4.15	$1,000	$997.50		$3.40
Hypothetical 5% return	1,000	1,021.35	+	3.69	1,000	1,020.75	+	4.29	1,000	1,021.60	+	3.44
Class C
Actual	1,000	963.10		7.26	1,000	947.80		7.84	1,000	995.50		5.39
Hypothetical 5% return	1,000	1,017.60	+	7.47	1,000	1,016.95	+	8.12	1,000	1,019.60	+	5.45
Institutional
Actual	1,000	967.70		1.92	1,000	952.80		2.64	1,000	999.00		1.90
Hypothetical 5% return	1,000	1,023.05	+	1.97	1,000	1,022.30	+	2.73	1,000	1,023.10	+	1.92
Service
Actual	1,000	966.20		4.37	N/A	N/A		N/A	1,000	996.50		4.39
Hypothetical 5% return	1,000	1,020.55	+	4.50	N/A	N/A		N/A	1,000	1,020.60	+	4.45
Investor
Actual	1,000	967.30		2.36	1,000	953.50		2.93	1,000	998.70		2.15
Hypothetical 5% return	1,000	1,022.60	+	2.43	1,000	1,022.00	+	3.03	1,000	1,022.85	+	2.17
Class P
Actual	1,000	968.40		1.87	1,000	952.80		2.59	1,000	999.00		1.85
Hypothetical 5% return	1,000	1,023.10	+	1.92	1,000	1,022.35	+	2.68	1,000	1,023.15	+	1.87
Class R6
Actual	1,000	968.40		1.87	1,000	952.80		2.59	1,000	999.00		1.85
Hypothetical 5% return	1,000	1,023.10	+	1.92	1,000	1,022.35	+	2.68	1,000	1,023.15	+	1.87

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class P	Class R6
Dynamic Municipal Income	0.73%	1.48%	0.39%	0.89%	0.48%	0.38%	0.38%
High Yield Municipal	0.85	1.61	0.54	N/A	0.60	0.53	0.53
Short Duration Tax-Free	0.68	1.08	0.38	0.88	0.43	0.37	0.37

188

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 71	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Dwight L. Bush Age: 63	Trustee	Since 2020	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Kathryn A. Cassidy Age: 66	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Diana M. Daniels Age: 70	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Joaquin Delgado Age: 60	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	Stepan Company (a specialty chemical manufacturer)

189

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Roy W. Templin Age: 59	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 68	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Verizon Communications Inc.

190

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 57	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				168	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of March 31, 2020.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of March 31, 2020, Goldman Sachs Trust consisted of 90 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 42 portfolios (21 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

191

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 57	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 42	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 51	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of March 31, 2020.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Municipal Fixed Income Funds — Tax Information (Unaudited)

During the period ended March 31, 2020, 88.91%, 87.78%, and 91.69% of the distributions from net investment income paid by the Dynamic Municipal Income Fund, the High Yield Municipal Fund, and the Short Duration Tax-Free Fund, respectively, were exempt-interest dividends and as such, are not subject to U.S. Federal income tax.

192

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.66 trillion in assets under supervision as of March 31, 2020, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund[4]
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund[5]
∎	Emerging Markets Equity Fund
∎	Imprint Emerging Markets Opportunities Fund[6]
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date Retirement Portfolio[7]
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on April 30, 2020, the Goldman Sachs Global Income Fund was renamed the Goldman Sachs Global Core Fixed Income Fund.
[5]	Effective after the close of business of November 20, 2019, the Goldman Sachs Asia Equity Fund was renamed the Goldman Sachs China Equity Fund.
[6]	Effective after the close of business on August 30, 2019, the Goldman Sachs N-11 Equity Fund was renamed the Goldman Sachs Imprint Emerging Markets Opportunities Fund.
[7]Effective	December 27, 2019, the Goldman Sachs Target Date 2020 Portfolio was renamed to the Goldman Sachs Target Date Retirement Portfolio.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Economic and market forecasts presented herein reflect our judgment as of the date of this report and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of March 31, 2020 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

© 2020 Goldman Sachs. All rights reserved. 203823-OTU-1199157 TFFIAR-20

Goldman Sachs Funds

Annual Report	March 31, 2020

Municipal Income Completion Fund

It is our intention that beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of the Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550. If you hold shares of the Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Fund’s transfer agent if you invest directly with the transfer agent.

Goldman Sachs Municipal Income Completion Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

Recent Market Events related to COVID-19

While this annual report covers the twelve month period ended March 31, 2020, we want to describe some more recent events through the end of May.

An outbreak of a novel strain of coronavirus (COVID-19) has emerged globally. The outbreak of COVID-19 has prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, curfews and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, and disruption in manufacturing and supply chains. While governments have already taken unprecedented action to limit disruption to the financial system, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of and subsequent intervening measures intended to limit the spread of COVID-19. The Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions, events or actions. The full extent of the impact of COVID-19 on the Fund’s performance cannot be determined at this time and will depend on future developments, including the duration and the continued spread of the outbreak. Goldman Sachs Asset Management’s long-term commitment to you, our Fund shareholders, remains unchanged. We encourage you to maintain perspective and stay current with timely commentary and investment insights by visiting gsam.com.

i

PORTFOLIO RESULTS

Goldman Sachs Municipal Income Completion Fund

Investment Objective

The Fund seeks a high level of current income that is exempt from regular federal income tax.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs Municipal Income Completion Fund’s (the “Fund”) performance and positioning during the 12 months ended March 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Separate Account Institutional Shares generated an average annual total return of -0.10%. These returns compare to the 2.76% average annual total return of the Bloomberg Barclays Municipal Bond 1-10 Year Blend Index (with dividends reinvested), during the same time period.

Because the composition of the Bloomberg Barclays Municipal Bond 1-10 Year Blend Index is not comparable to the range of instruments in which the Fund may transact, references to the return of the Bloomberg Barclays Municipal Bond 1-10 Year Blend Index are included for informational purposes only and not an indication of how the Fund is managed. This Fund employs a benchmark agnostic strategy.

Q	What economic and market factors most influenced the municipal bond market during the Reporting Period?

A	During the Reporting Period, the performance of the municipal bond market was most influenced by supply and demand dynamics, movements of municipal yields and the spread of a novel coronavirus (“COVID-19”).

In the second quarter of 2019, when the Reporting Period began, municipal securities recorded gains. Investment inflows were robust and broad based, as investors added to high yield municipal bond mutual funds and intermediate-term and long-term municipal bond mutual funds. New issuance was modest and lower than 2018’s second quarter volumes. During the third quarter of 2019, municipal securities produced positive returns. Investment inflows were strong, with positive flows in every week of the quarter. As for new issuance, it increased relative to the second calendar quarter, driven by municipal borrowers using taxable municipal bonds to refinance (or advance refund) previously issued tax-exempt bonds that had higher interest costs. The combination of 2017 tax reform legislation and lower U.S. Treasury yields had incentivized states and localities to issue taxable municipal bonds for this refinancing purpose. During the fourth quarter of 2019, municipal securities posted slightly positive returns, as bond yields broadly fell amid changing investor expectations about the path of future Federal Reserve (“Fed”) interest rate hikes. Investment inflows continued at a strong pace, with every week showing positive flows. New issuance increased, with a significant portion used to advance refund tax-exempt debt.

In the first quarter of 2020, after starting the calendar year with a positive return through February, the municipal bond market reversed course and posted a negative return in March, leading to a modest loss for the quarter overall. During March, the spread of COVID-19 drove a dramatic increase in investor risk aversion, followed by a wave of selling pressure across the financial markets, including the municipal securities market. As the COVID-19 pandemic caused massive health and economic disruptions across the U.S., investors grappled with how deep and protracted the economic contraction would be. Faced with the uncertainty caused by momentous closures across many industries and regions, market participants became increasingly concerned about the potential impact of prolonged shutdowns on the credit quality of municipal bond issuers. From March 9th to March 20th, municipal yields rose dramatically. Investment flows, which had been positive in January and February 2020, turned negative in March, and outflows occurred at a record setting pace. The sheer volume of securities for sale overwhelmed the municipal dealer community during the month.

For the Reporting Period overall, yields fell along the municipal yield curve. (Yield curve is a spectrum of interest rates based on maturities of varying lengths.) The municipal yield curve flattened, with longer-term municipal yields

1

PORTFOLIO RESULTS

falling more than shorter-term municipal yields. (A flattening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities narrows; opposite of a steepening yield curve.) The yield on a two-year AAA-rated municipal security decreased 43 basis points to 1.06%; the yield on a 10-year AAA-rated municipal security decreased 53 basis points to 1.33%; and the yield on a 30-year AAA-rated municipal security decreased 61 basis points to 1.99%. (A basis point is 1/100th of a percentage point.)

Municipal yields, which tend to follow trends in the U.S. Treasury market, completely decoupled from U.S. Treasury yields late in the Reporting Period. The historic dislocation led to never-before-seen municipal/Treasury ratios across the entire maturity curve. (The municipal/Treasury ratio is the yield of an AAA-rated municipal bond divided by the yield of a comparable maturity U.S. Treasury security.) At their lows during March 2020, two-year and 10-year municipal/Treasury ratios were 874% and 366%, respectively, compared to 60% and 73% in February 2020. For the Reporting Period overall, the yield on a two-year U.S. Treasury security fell 201 basis points to 0.25%; the yield on a 10-year U.S. Treasury fell 174 basis points to 0.67%; and the yield on a 30-year U.S. Treasury fell 149 basis points to 1.32%. (Source: GSAM, MMD and Bloomberg.)

Primary market issuance rose during the Reporting Period overall, with approximately $432 billion in new supply — an increase of 23% year over year. However, new issuance declined in March 2020 on worries about COVID-19, falling approximately 38% compared to March 2019 and down approximately 58% compared to February 2020. As for investment flows, after remaining positive for most of the Reporting Period, they were negative in March 2020. Municipal bond mutual funds saw investment outflows of approximately $1 billion in the first quarter of 2020. (Source: Lipper.)

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund was hurt during the Reporting Period by bottom-up issue selection. Sector positioning contributed positively. The Fund’s combined duration and yield curve positioning also bolstered returns. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates based on maturities of varying lengths.)

Q	Which municipal bond market sectors most significantly affected Fund performance?

A	During the Reporting Period, individual issue selection detracted from the Fund’s performance. Specifically, the Fund was hampered by its holdings of Illinois general obligation bonds and North Carolina turnpike authority bonds. Conversely, the Fund was helped by its investments in Puerto Rico general obligation bonds, Puerto Rico electric power bonds and Buckeye (Ohio) tobacco settlement bonds. As for its state exposures, the Fund was hurt by its holdings of Ohio credits, though this was offset somewhat by its investments in Puerto Rico credits, which contributed positively.

Within its sector positioning, the Fund benefited from its holdings of tobacco bonds. A position in special tax bonds detracted from performance.

The Fund’s bias toward A-rated and BBB-rated issues added to returns during the Reporting Period.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance?

A	The Fund’s combined duration and yield curve positioning contributed positively to performance. During the Reporting Period, the Fund benefited from its exposure to the 10-year to 30-year segment of the municipal yield curve. This was offset somewhat by our efforts to hedge duration, which detracted. Because we had a favorable view of supply and demand dynamics, the Fund generally held a long duration position during the Reporting Period. We hedged this longer-duration positioning, using interest rate swaps and U.S. Treasury futures, which detracted from performance as long-maturity municipal bonds significantly underperformed U.S. Treasury securities, particularly in March 2020.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund used U.S. Treasury futures to manage U.S. interest rate duration, which had a negative impact on results. In addition, to manage against potential changes in interest rates, the Fund employed interest rate swaps. The use of interest rate swaps also had a negative impact on the Fund’s performance during the Reporting Period. Finally, a forward rate lock was used to help extend the duration of the Fund, which added to results.

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A	We reduced the Fund’s exposure to special assessment bonds during the Reporting Period and increased its exposure to

2

PORTFOLIO RESULTS

airport bonds. From a state perspective, we decreased the Fund’s exposure to Illinois credits and increased its exposure to Florida credits. Finally, we reduced the Fund’s position in the two- to three-year segment of the municipal yield curve and increased its position in the 10- to 11-year segment.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective January 28, 2020, Ben Barber no longer served as a portfolio manager for the Fund. At the end of the Reporting Period, the portfolio managers for the Fund were Scott Diamond and Joseph Wenzel. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had exposure to medium credit quality-rated municipal bonds and high yield municipal securities. From a state perspective, the Fund had substantial investments in Florida, Illinois and Puerto Rico credits. It had modest positions in Connecticut, Ohio and Michigan credits at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed municipal bonds would continue to be pressured by the COVID-19-driven shutdown of the U.S. and global economies. Despite the high degree of uncertainty surrounding the ultimate humanitarian and economic impact of the COVID-19 pandemic, we thought the municipal bond market was likely to ultimately weather the economic storm. In our view, municipal bond valuations should eventually normalize, driven by improvement in macroeconomic conditions. Additionally, the elimination of the worst-case COVID-19 market fears should promote general asset price stability, in our opinion, which could potentially put a floor on municipal bond valuations and promote future price performance.

We came into 2020 with a cautious view on the lower-rated portion of the municipal bond market, specifically the high yield and non-rated space. Before COVID-19 abruptly halted the U.S. economic expansion, we expected an increase in select individual negative credit events and potential defaults among more speculative project finance issues. We were specifically concerned about issuers that brought deals to market during the past few years, as we felt they generally exhibited overly optimistic growth projections and weak bondholder protections. With COVID-19 causing economic distress across the entire U.S., the severe credit pressure we expected for these borrowers will likely be expedited, in our opinion.

Overall, at the end of the Reporting Period, we thought negative headlines and exaggerated prognostications about state and local government finances would remain pervasive for the near term. These headlines, whether they are driven by the media or political entities, are likely to raise questions about the credit quality of municipal issuers. However, when the Reporting Period concluded, we expected a low to minimal level of defaults, despite an anticipated drop in tax revenues, budgetary pressures at all government levels, credit rating downgrades of a number of municipal issuers, and acute fiscal pressure relative to other segments of the financial markets. In our view, the federal government’s $2 trillion Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) should help soften the economic and social impacts of the COVID-19 pandemic. The CARES Act earmarks approximately $350 billion in reimbursements and emergency appropriations to states, localities and traditional municipal sectors, such as hospitals. In the near term, we expect additional support from the federal government, which is likely, in our opinion, to provide to state and local entities as much aid and assistance as needed to deal with the fallout from COVID-19.

Broadly speaking, we expect municipal securities to remain attractive due to their tax-advantaged nature. And with short-term federal government securities earning minimal yields, we expect to see increased purchases of municipal bonds by previously large buyers of municipal securities, such as commercial banks and insurance companies. This cohort of investors decreased their exposure to municipal securities when the Tax Cuts and Jobs Act of 2017 created fewer incentives to own tax exempt bonds. Hedge funds and foreign investors may also revisit the municipal market due to its attractive valuations relative to other fixed income sectors, in our view.

In the months ahead, we intend to maintain our approach in which we focus on seeking attractive risk/return opportunities across maturities along the municipal bond yield curve and inclusive of all credit qualities. We will continue seeking to keep the Fund invested in the most tax-efficient manner.

3

FUND BASICS

Municipal Income Completion Fund

as of March 31, 2020

SECTOR ALLOCATION[1]

Percentage of Market Value

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

4

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Performance Summary

March 31, 2020

The following graph shows the value as of March 31, 2020, of a $1,000,000 investment made on April 1, 2019 (commencement of operations) in Separate Account Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Barclays Municipal Bond 1-10 Year Blend Index (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Municipal Income Completion Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2019 through March 31, 2020.

Cummulative Total Return through March 31, 2020	Since Inception
Separate Account Institutional (Commenced April 1, 2019)	-0.10%

5

FUND BASICS

Index Definitions

The Bloomberg Barclays Municipal Bond 1-10 Year Blend Index is an unmanaged broadbased total return index composed of approximately 40,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index

6

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – 91.6%
Alabama – 1.2%
Houston County Health Care Authority RB for Southeast Alabama Medical Center Series 2016 A (BBB+/NR)
$10,000	5.000%	10/01/2030	$11,495
Jefferson County Senior Lien Sewer RB Warrants Series 2013 A (AGM) (AA/A2)
15,000	5.000	10/01/2044	16,646
Jefferson County Senior Lien Sewer RB Warrants Series 2013 C (AGM) (AA/A2)(a)
55,000	0.000	10/01/2046	52,627
Jefferson County Senior Lien Sewer RB Warrants Series 2013 F (BBB/NR)(a)
100,000	0.000	10/01/2050	93,395
Jefferson County Subordinate Lien Sewer RB Warrants Series 2013 D (BBB/NR)
30,000	6.500	10/01/2053	34,849

			209,012

Alaska – 0.4%
Northern Tobacco Securitization Corp. RB Refunding Asset- Backed Bonds Series 2006 A (NR/B3)
75,000	5.000	06/01/2046	75,008

Arizona – 1.2%
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (AA-/NR)(b)
75,000	(3 Mo. LIBOR + 0.81%), 2.089	01/01/2037	72,401
Arizona Industrial Development Authority RB for Candeo Schools Obligated Group Project Series 2020 A (SD CRED PROG) (AA-/NR)
25,000	3.375	07/01/2041	24,334
Estrella Mountain Ranch Community Facilities District Lucero Assessment District No. 1 Special Assessment RB Series 2019 (NR/NR)
100,000	4.750	07/01/2043	89,495
Maricopa County IDA RB for Banner Health Series 2017 A (AA-/NR)
25,000	4.000	01/01/2041	26,627

			212,857

California – 6.5%
Alvord Unified School District GO Bonds Capital Appreciation for 2007 Election Series 2007 B (AGM) (AA/A2)(c)
200,000	0.000	08/01/2036	122,424
California Municipal Finance Authority Senior Lien RB for LAX Integrated Express Solutions LLC Project Series 2018 A (AMT) (BBB-/NR)
75,000	5.000	12/31/2037	81,040
California Public Finance Authority RB for Excelsior Charter School Project Series 2020 A (NR/NR)(d)
55,000	5.000	06/15/2040	55,343
California Statewide Communities Development Authority Infrastructure Program Special Assessment Bonds Series 2019 A (NR/NR)
50,000	5.000	09/02/2048	55,333

Municipal Bonds – (continued)
California – (continued)
City of Rocklin Community Facilities District No. 10 Special Tax Bonds Series 2019 (NR/NR)
100,000	5.000	09/01/2030	110,705
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 B (CCC-/NR)(c)
300,000	0.000	06/01/2047	53,202
Inland Empire Tobacco Securitization Authority RB Turbo Asset- Backed Bonds for Capital Appreciation Series 2007 C-1 (CCC/NR)(c)
250,000	0.000	06/01/2036	85,360
Modesto Irrigation District Financing Authority RB for Domestic Water Project Series 2007 F (NATL-RE) (AA-/Baa2)(b)
25,000	(3 Mo. LIBOR + 0.63%), 1.689	09/01/2037	23,636
Rancho Cordova Community Facilities District No. 2003-1 Special Tax Refunding for Sunridge Anatolia Series 2016 (NR/NR)
125,000	3.000	09/01/2034	118,277
San Francisco City & County Airport Commission RB Refunding for San Francisco International Airport Second Series 2016 A (A+/A1)
150,000	5.000	05/01/2022	161,310
State of California GO Bonds RMKT 10/01/12 Series 2004 A-5 (AA+/Aa1)(e)(f)
250,000	0.700	04/01/2020	250,000
William S Hart Union High School District Community Facilities Dist No. 2015-1 Special Tax Bonds Series 2017 (NR/NR)
25,000	5.000	09/01/2047	27,025

			1,143,655

Colorado – 1.2%
Colorado Health Facilities Authority RB Refunding for Adventist Health System/Sunbelt Obligated Group Series 2019 A (AA/Aa2)
100,000	4.000	11/15/2043	107,988
Denver Colorado City & County Special Facilities Airport RB Refunding for United Air Lines, Inc. Project Series 2017 (AMT) (BB-/NR)
100,000	5.000	10/01/2032	98,630
E-470 Public Highway Authority RB Series 2004 A (NATL-RE) (A/A2)(c)
20,000	0.000	09/01/2034	13,076

			219,694

Connecticut – 1.9%
City of New Haven GO Bonds Series 2018 A (BBB+/NR)
25,000	5.500	08/01/2029	28,907
Connecticut State GO Refunding Bonds Series 2017 B (A/A1)
50,000	5.000	04/15/2028	60,966
Connecticut State Health & Educational Facilities Authority RB for Yale University Series 2001 V-2 (AAA/Aaa)(e)(f)
250,000	0.600	04/01/2020	250,000

			339,873

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – 17.1%
Academical Village Community Development District Special Assessment Bonds Series 2020 (NR/NR)
$100,000	3.250%	05/01/2031	$91,159
Aviary at Rutland Ranch Community Development District Special Assessment Refunding for Area 1 Project Series 2019 (NR/NR)(d)
100,000	3.625	06/01/2024	98,101
Bellagio Community Development District Special Assessment Bonds Series 2013 (BBB/NR)
50,000	6.000	11/01/2027	56,775
Capital Trust Agency Student Housing RB for American Eagle Obligated Group Series 2018 A-1 (BBB-/NR)
100,000	5.875	07/01/2054	94,049
Capital Trust Agency Student Housing RB for University Bridge LLC Series 2018 A (NR/Ba2)(d)
100,000	5.250	12/01/2058	92,893
Century Gardens at Tamiami Community Development District Special Assessment Refunding Series 2016 (BBB/NR)
30,000	4.250	05/01/2037	31,960
County of Broward RB for Port Facilities Senior Bonds Series 2019 B (AMT) (A/A1)
35,000	5.000	09/01/2035	43,677
Escambia County Health Facilities Authority RB Refunding for Baptist Hospital, Inc. Project Series 2020 A (BBB+/Baa2)
100,000	4.000	08/15/2045	105,361
100,000	4.000	08/15/2050	104,599
Evergreen Community Development District Special Assessment RB Series 2019 (NR/NR)(d)
100,000	5.000	11/01/2039	100,137
Fiddlers Creek Community Development District No. 2 Special Assessment Refunding Series 2019 (NR/NR)
200,000	5.000	05/01/2035	213,340
Florida Development Finance Corp. RB Refunding for Virgin Trains USA Florida LLC Series 2019 A (AMT) (NR/NR)(d)(e)(f)
100,000	6.375	01/01/2026	88,442
Florida Higher Educational Facilities Financial Authority RB for Ringling College of Art & Design, Inc. Series 2017 (BBB+/NR)
150,000	5.000	03/01/2042	158,202
Grand Oaks Community Development District Special Assessment RB Series 2019 A (NR/NR)
50,000	3.750	11/01/2024	49,090
50,000	4.750	11/01/2039	49,295
Gulfstream Polo Community Development District Special Assessment Phase#2 Project Series 2019 (NR/NR)
50,000	4.375	11/01/2049	47,234
Highland Meadows West Community Development District Special Assessment for Assessment Area 3 Series 2020 A (NR/NR)
100,000	2.875	05/01/2025	96,119
Lakewood Ranch Stewardship District Special Assessment RB for Indigo Expansion Area Project Series 2019 (NR/NR)(d)
100,000	4.000	05/01/2049	87,483
Landings at Miami Community Development District Special Assessment Bonds Series 2018 (NR/NR)(d)
100,000	4.750	11/01/2048	97,853

Municipal Bonds – (continued)
Florida – (continued)
Landmark at Doral Community Development District Subordinate Special Assessment Refunding for North Parcel Assessment Area Series 2019 A-2 (NR/NR)
75,000	4.000	05/01/2038	71,284
Miami RB Refunding Parking System Series 2019 (BAM) (AA/A2)
100,000	4.000	10/01/2038	113,428
Palm Glades Community Development District Special Assessment Bonds Series 2020 (NR/NR)(d)(g)
60,000	3.250	05/01/2024	60,000
Palm Glades Community Development District Special Assessment Refunding Bonds Series 2016 (A/NR)
100,000	4.000	05/01/2036	107,672
Portico Community Development District Special Assessment Refunding Series 2020-1 (NR/NR)
125,000	3.500	05/01/2037	108,986
Preserve at South Branch Community Development District Special Assessment Phase 2 RB Series 2019 (NR/NR)
100,000	3.500	11/01/2030	92,609
Sampson Creek Community Development District Special Assessment Bonds Series 2020 (AGM) (AA/NR)
100,000	2.625	05/01/2040	97,778
South Kendall Community Development District Special Assessment Refunding Series 2016 (BBB/NR)
25,000	4.000	11/01/2031	26,963
Stoneybrook South at Championsgate Community Development District Special Assessment Bonds Series 2019 (NR/NR)
50,000	4.500	06/15/2039	49,239
Summer Woods Community Development District Special Assessment for Assessment Area Two Project Series 2020 (NR/NR)
80,000	3.750	05/01/2040	68,536
Talis Park Community Development District Capital Improvement RB Refunding Subordinate Series 2016 A-2 (NR/NR)
50,000	4.000	05/01/2033	47,547
University Park Recreation District Special Assessment Series 2019 (BAM) (AA/NR)
85,000	3.375	05/01/2045	91,457
Verandah East Community Development District Special Assessment Refunding & Improvement RB Series 2016 (NR/NR)
50,000	4.125	05/01/2034	47,706
Villa Portofino East Community Development District Special Assessment Refunding Series 2019 (NR/NR)
100,000	3.750	05/01/2037	90,886
Village Community Development District No. 13 Special Assessment RB Series 2019 (NR/NR)
100,000	2.625	05/01/2024	97,553
West Port Community Development District Special Assessment Bonds Series 2020 (NR/NR)(d)(g)
100,000	4.000	05/01/2051	89,519

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
West Villages Improvement District Unit of Development No. 7 Master Infrastructure Special Assessment RB Series 2019 (NR/NR)
$50,000	4.750%	05/01/2039	$49,668

			3,016,600

Georgia – 0.5%
Main Street Natural Gas, Inc. Gas Supply RB Series 2019 A (A-/A3)
75,000	5.000	05/15/2049	86,773

Guam – 0.6%
Guam Government Business Privilege Tax RB Refunding Series 2015 D (BB/NR)
30,000	5.000	11/15/2022	30,532
Guam Waterworks Authority RB Refunding for Water & Wastewater System Series 2017 (A-/Baa2)
75,000	5.000	07/01/2037	75,799

			106,331

Illinois – 15.0%
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1999 A (NATL-RE) (BB-/Baa2)(c)
10,000	0.000	12/01/2029	7,011
Chicago Illinois Board of Education GO Refunding Bonds Series 2005 A (AMBAC) (BB-/B1)
30,000	5.500	12/01/2026	33,296
Chicago Illinois Board of Education Unlimited Tax GO Bonds for Capital Appreciation Boards School Reform Series 1998 B-1 (NATL-RE) (BB-/Baa2)(c)
165,000	0.000	12/01/2025	135,769
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2016 A (BB-/NR)
100,000	7.000	12/01/2044	109,616
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2016 B (BB-/NR)
100,000	6.500	12/01/2046	107,966
Chicago Illinois GO Bonds Project Series 2012 A (BBB+/Ba1)
45,000	5.000	01/01/2033	45,270
Chicago Illinois Midway Airport RB Refunding Second Lien Series 2013 B (A/A3)
250,000	5.000	01/01/2021	256,225
Chicago Illinois Water RB Refunding Second Lien Project Series 2012 (A/Baa2)
50,000	5.000	11/01/2042	53,293
City of Chicago GO Bonds for Neighborhoods Alive 21 Program Series 2002 B (BBB+/Ba1)
200,000	5.500	01/01/2037	206,832
Cook County Illinois GO Refunding Bonds Series 2010 A (A+/A2)
175,000	5.250	11/15/2033	176,265
Illinois Finance Authority RB for Roosevelt University Series 2019 A (NR/NR)(d)
100,000	6.125	04/01/2049	105,186

Municipal Bonds – (continued)
Illinois – (continued)
Illinois Sales Tax Securitization Corp. RB Refunding Second Lien Series 2020 A (AA-/NR)
100,000	4.000	01/01/2038	103,070
Illinois State GO Bonds Pension Funding Series 2003 (BBB-/Baa3)
155,000	5.100	06/01/2033	153,858
Illinois State GO Bonds Series 2017 A (BBB-/Baa3)
35,000	4.500	12/01/2041	33,609
Illinois State GO Bonds Series 2017 D (BBB-/Baa3)
100,000	5.000	11/01/2021	102,114
600,000	5.000	11/01/2027	624,486
Illinois State Sales Tax RB Refunding Junior Obligation Series 2016 C (BBB/NR)
145,000	5.000	06/15/2022	147,253
Metropolitan Pier & Exposition Authority RB Capital Appreciation for McCormick Place Expansion Series 2002 A (NATL-RE) (BBB/Baa2) (c)
90,000	0.000	12/15/2032	58,671
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2017 B (BBB/NR)(c)
35,000	0.000	12/15/2054	8,135
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2020 A (BBB/NR)
65,000	4.000	06/15/2050	58,861
Springfield Electric RB Refunding Senior Lien Series 2015 (A/A3)
60,000	5.000	03/01/2021	62,004
State of Illinois GO Bonds Series 2017 A (BBB-/Baa3)
30,000	4.250	12/01/2040	27,972
State of Illinois GO Bonds Series 2017 D (BBB-/Baa3)
30,000	3.250	11/01/2026	28,334

			2,645,096

Indiana – 0.2%
Indiana Finance Authority RB for Goshen Health Obligated Group Series 2019 B (A-/NR)(e)(f)
35,000	2.100	11/01/2026	34,841

Kentucky – 1.7%
Kentucky Economic Development Finance Authority Hospital RB Refunding for Owensboro Medical Health System, Inc. Series 2017 A (AGM) (AA/A2)
75,000	4.000	06/01/2045	80,351
Kentucky Public Energy Authority Gas Supply RB Series 2020 A (NR/A1)(e)(f)
100,000	4.000	06/01/2026	99,894
Louisville & Jefferson County Metropolitan Government RB for Norton Healthcare Obligated Group Series 2020 A (A/NR)
100,000	4.000	10/01/2040	113,859

			294,104

Massachusetts – 1.6%
Massachusetts Health & Educational Facilities Authority RB for President & Fellows of Harvard College Series 1999 R (AAA/Aaa)(e)(f)
250,000	0.600	04/01/2020	250,000

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Massachusetts – (continued)
Massachusetts State GO Bonds Consolidated Loan Series 2007 A (NATL-RE) (AA/Aa1)(b)
$30,000	(3 Mo. LIBOR + 0.57%), 1.751%	05/01/2037	$28,901

			278,901

Michigan – 3.2%
City of Detroit Financial Recovery GO Bonds Series 2014 B-1 (NR/NR)(f)
255,000	4.000	04/01/2034	205,668
Michigan Finance Authority Hospital RB for Henry Ford Health System Obligated Group Series 2019 A (A/A2)
100,000	5.000	11/15/2048	116,141
Michigan Finance Authority Hospital RB for McLaren Health Care Corp. Obligated Group Series 2019 A (AA-/A1)
200,000	4.000	02/15/2047	217,436
Warren Consolidated School District Unlimited Tax GO Refunding Bonds for School Building and Site Bonds Series 2016 (Q-SBLF) (AA/NR)
25,000	5.000	05/01/2027	30,314

			569,559

Minnesota – 0.1%
Duluth Independent School District No.709 COPS Refunding Series 2019 A (NR/Ba2)
25,000	4.000	03/01/2032	23,548

Mississippi – 1.4%
County of Jackson RB Refunding for Chevron Corp. Series 1993 (AA/Aa2)(e)(f)
250,000	0.650	04/01/2020	250,000

Missouri – 1.1%
Missouri Health & Educational Facilities Authority RB for The Washington University Series 1996 D (AA+/Aa1)(e)(f)
200,000	0.750	04/01/2020	200,000

Nebraska – 0.2%
Central Plains Energy Project RB Refunding Series 2019 (AA/Aa2)(e)(f)
25,000	4.000	08/01/2025	26,115

New Hampshire – 0.2%
New Hampshire Business Finance Authority RB Refunding for United Illuminating Co. (The) Series 2003 A (A-/Baa1)(e)(f)
40,000	2.800	10/02/2023	41,535

New Jersey – 4.9%
New Jersey Economic Development Authority Motor Vehicle Surcharges RB Refunding Subordinate Series 2017 A (BBB+/Baa2)
100,000	4.000	07/01/2032	101,365
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2005 N-1 (AMBAC) (BBB+/Baa1)
45,000	5.500	09/01/2024	48,927
New Jersey Economic Development Authority RB Series 1997 A (NATL-RE) (BBB+/Baa1)
50,000	7.425	02/15/2029	59,879

Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Educational Facilities Authority RB for Stevens Institute of Technology Series 2020 A (BBB+/NR)
25,000	5.000	07/01/2035	27,665
100,000	5.000	07/01/2045	107,352
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2015 AA (BBB+/Baa1)
20,000	5.000	06/15/2046	20,532
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (NATL-RE) (BBB+/Baa1)(c)
125,000	0.000	12/15/2030	90,356
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2009 A (BBB+/Baa1)(c)
100,000	0.000	12/15/2038	48,235
40,000	0.000	12/15/2039	18,245
New Jersey Transportation Trust Fund Authority RB Refunding for Transportation System Bonds Series 2018 A (BBB+/Baa1)
90,000	4.000	12/15/2031	91,895
70,000	5.000	12/15/2032	75,543
75,000	5.000	12/15/2033	80,434
New Jersey Transportation Trust Fund Authority Transportation RB Series 2009 A (BBB+/Baa1)(c)
40,000	0.000	12/15/2032	26,272
New Jersey Turnpike Authority RB Series 2019 A (A+/A2)
35,000	4.000	01/01/2048	38,554
South Jersey Port Corp. Subordinated Marine Terminal RB Series 2017 B (AMT) (NR/Baa1)
20,000	5.000	01/01/2037	21,169

			856,423

New York – 4.2%
City of New York GO Bonds Fiscal 2014 Series D Subseries D-3 (AA/Aa1)(e)(f)
120,000	5.000	02/01/2024	133,907
New York City GO Bonds Fiscal 2015 Series F Subseries F-6 (AA/Aa1)(e)(f)
200,000	0.750	04/01/2020	200,000
New York Housing Development Corp. Multi-Family Mortgage RB for 8 Spruce Street Series 2014 Class E (BBB-/NR)
100,000	3.500	02/15/2048	103,774
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2018 (AMT) (BBB-/Baa3)
75,000	5.000	01/01/2036	73,002
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2018 (AMT) (NR/Baa3)
50,000	5.000	01/01/2030	49,685
New York Transportation Development Corp. Special Facility RB for LaGuardia Airport Terminal B Redevelopment Project Series 2016 A (AMT) (AGM) (AA/A2)
10,000	4.000	07/01/2035	10,224
Oneida County Local Development Corp. RB Refunding for Utica College Project Series 2019 (BBB-/NR)
135,000	3.000	07/01/2044	103,205
Troy City Capital Resource Corp. RB for Rensselaer Polytechnic Institute Project Series 2010 A (BBB+/A3)
60,000	5.125	09/01/2040	60,865

			734,662

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
North Carolina – 1.3%
North Carolina Turnpike Authority RB Refunding Series 2018 (AGM) (AA/NR)
$205,000	5.000%	01/01/2035	$235,246

Ohio – 2.8%
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 A-2 Class 1 (A-/NR)
50,000	4.000	06/01/2039	54,605
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 A-2 Class 1 (NR/NR)
300,000	5.000	06/01/2055	265,806
Cuyahoga County Ohio Hospital RB Refunding for MetroHealth System Series 2017 (BBB-/Baa3)
20,000	5.000	02/15/2042	21,003
Evans Farm New Community Authority Special Assessment Bonds Series 2020 (NR/NR)
170,000	3.750	12/01/2038	134,366
Miami University RB Refunding Series 2011 (AA/Aa3)
20,000	5.000	09/01/2036	20,980

			496,760

Oklahoma – 0.6%
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2015 (AMT) (B/NR)(e)(f)
100,000	5.000	06/01/2025	99,350

Pennsylvania – 1.6%
Lancaster County Hospital Authority RB Refunding for St. Anne’s Retirement Community Obligated Group Series 2020 (BB+/NR)
100,000	5.000	03/01/2040	101,505
Philadelphia Hospitals and Higher Education Facilities Authority RB Refunding for Temple University Health System Obligation Group Series 2017 (BBB-/Ba1)
75,000	5.000	07/01/2033	82,463
The Berks County Municipal Authority RB for Alvernia University Project Series 2020 (BB+/NR)
100,000	5.000	10/01/2049	92,072

			276,040

Puerto Rico – 10.0%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A (NR/Ca)
25,000	4.250	07/01/2025	21,938
35,000	5.750	07/01/2037	34,300
35,000	5.250	07/01/2042	33,250
Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2006 B (NR/Ca)(h)
50,000	5.000	07/01/2035	34,000
Puerto Rico Commonwealth GO Bonds Series 2014 A (NR/Ca)(h)
100,000	8.000	07/01/2035	60,000
Puerto Rico Commonwealth GO Refunding Bonds Subseries 2003 C-7 (NATL-RE) (NR/Baa2)
200,000	6.000	07/01/2027	203,526
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2005 L (AMBAC) (NR/C)
150,000	5.250	07/01/2038	152,220

Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2007 CC (AGM) (AA/A2)
100,000	5.250	07/01/2036	105,280
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax RB Series 2005 C (AMBAC) (NR/C)(c)
75,000	0.000	07/01/2028	52,346
Puerto Rico Commonwealth Public Improvement GO Bonds Series 2007 A (NR/Ca)(h)
30,000	5.250	07/01/2032	20,437
Puerto Rico Electric Power Authority RB Refunding Series 2010 ZZ-RSA-1 (D/NR)(h)
145,000	4.250	07/01/2020	101,500
Puerto Rico Infrastructure Financing Authority Special Tax RB Series 2005 A (AMBAC) (NR/C)(c)
30,000	0.000	07/01/2029	19,915
100,000	0.000	07/01/2037	43,293
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2018 A-1 (NR/NR)(c)
18,000	0.000	07/01/2024	15,412
20,000	0.000	07/01/2027	15,228
20,000	0.000	07/01/2029	13,840
25,000	0.000	07/01/2033	13,834
150,000	0.000	07/01/2046	35,463
375,000	0.000	07/01/2051	66,165
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2019 A-2 (NR/NR)
295,000	4.329	07/01/2040	270,984
15,000	4.536	07/01/2053	13,614
25,000	4.784	07/01/2058	23,413
Puerto Rico Sales Tax Financing Corporation Sales Tax Restructured RB Series 2018 A-1 (NR/NR)
95,000	4.500	07/01/2034	95,214
20,000	4.550	07/01/2040	18,933
20,000	4.750	07/01/2053	18,833
283,000	5.000	07/01/2058	275,203

			1,758,141

Texas – 5.1%
City of Princeton Special Assessment RB for Brookside Public Improvement District Series 2019 (NR/NR)
100,000	4.875	09/01/2039	90,655
Dallas-Fort Worth International Airport Joint RB Refunding Series 2012 B (A+/A1)
20,000	5.000	11/01/2023	20,371
Edinburg Economic Development Corp. Sales Tax RB Series 2019 (NR/NR)(d)
100,000	5.000	08/15/2044	91,448
Houston Airport System RB for United Airlines, Inc. Airport Improvement Projects Series 2018 C (AMT) (BB-/NR)
100,000	5.000	07/15/2028	99,323
Lower Colorado River Authority LCRA Transmission Services Corp. Project RB Refunding Series 2019 (A/NR)
25,000	5.000	05/15/2030	32,045
Lower Neches Valley Authority Industrial Development Corp. RB Refunding for Exxon Capital Ventures, Inc. Series 2012 (AA/Aaa)(e)(f)
250,000	0.700	04/01/2020	250,000

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
Mission Economic Development Corp. Senior Lien RB for Natgasoline Project Series 2018 (AMT) (BB-/NR)(d)
$100,000	4.625%	10/01/2031	$102,053
Texas Private Activity Bonds Surface Transportation Corp. RB Senior Lien for Blueridge Transportation Group, LLC SH 288 Toll Lanes Project Series 2016 (AMT) (BBB-/Baa3)
200,000	5.000	12/31/2055	210,802

			896,697

Virginia – 1.6%
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 C (CCC-/NR)(c)
300,000	0.000	06/01/2047	46,164
Virginia Small Business Financing Authority Private Activity Tax Exempt Senior Lien RB for Transform 66 P3 Project Series 2017 (AMT) (BBB/Baa3)
200,000	5.000	12/31/2056	217,572
Virginia Small Business Financing Authority Senior Lien RB for 95 Express Lanes LLC Project Series 2019 (AMT) (BBB/NR)
25,000	5.000	01/01/2044	25,060

			288,796

Washington – 1.1%
King County GO Refunding Bonds Series 2019 A (AAA/Aaa)(e)(f)
200,000	0.750	04/01/2020	200,000

West Virginia – 1.4%
West Virginia GO Bonds Bid Group 2 Series 2019 A (AA-/Aa2)
200,000	5.000	12/01/2043	246,476

Wisconsin – 1.7%
Public Finance Authority Exempt Facilities RB Refunding for Celanese Project Series 2016 C (AMT) (BBB/Baa3)
190,000	4.300	11/01/2030	178,424
Public Finance Authority RB for Roseman University of Health Sciences Series 2020 (BB/NR)(d)
100,000	5.000	04/01/2040	100,234
Public Finance Authority RB Refunding for UMA Education, Inc. Project Series 2019 B (BB/NR)(d)
$25,000	6.125%	10/01/2049	$22,044

			300,702

TOTAL INVESTMENTS – 91.6%
(Cost $16,854,340)			$16,162,795

OTHER ASSETS IN EXCESS OF LIABILITIES – 8.4%			1,488,239

NET ASSETS – 100.0%			$17,651,034

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Zero coupon bond until next reset date.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2020.

(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(d)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(e)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on March 31, 2020.

(f)	Variable Rate Demand Instruments – rate shown is that which is in effect on March 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

(g)	When-issued security.

(h)	Security is currently in default.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
AGM	— Insured by Assured Guaranty Municipal Corp.
AMBAC	— Insured by American Municipal Bond Assurance Corp.
AMT	— Alternative Minimum Tax
BAM	— Build America Mutual Assurance Co.
COPS	— Certificates of Participation
GO	— General Obligation
IDA	— Industrial Development Authority
LIBOR	— London Interbank Offered Rate
Mo.	— Month
NATL-RE	— Insured by National Public Finance Guarantee Corp.
NR	— Not Rated
Q-SBLF	— Qualified School Board Loan Fund
RB	— Revenue Bond
RMKT	— Remarketed
SD CRED PROG	— School District Credit Program
USD	— United States Dollar

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At March 31, 2020, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund(a)	Payments Received by the Fund	Termination Date	Notional Amount (000’s)	Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
2.250%	3 Month LIBOR	03/18/2050	USD 120	$(44,723)	$(10,906)	$(33,817)

(a)	Payments made semi-annually.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Statement of Assets and Liabilities

March 31, 2020

Assets:

Investments in unaffiliated issuers, at value (cost $16,854,340)	$16,162,795

Cash	2,171,716

Receivables:

Interest	155,877

Reimbursement from investment adviser	37,894

Collateral on certain derivative contracts(a)	28,340

Variation margin on swaps	4,575

Other assets	18,454

Total assets	18,579,651

Liabilities:

Payables:

Investments purchased	601,398

Investments purchased on an extended-settlement basis	161,240

Audit fees	47,687

Accrued expenses and other liabilities	118,292

Total liabilities	928,617

Net Assets:

Paid-in capital	18,620,684

Total distributable earnings (loss)	(969,650)
NET ASSETS	$17,651,034
Net Assets:
Separate Account Institutional	$17,651,034
Total Net Assets	$17,651,034
Shares outstanding $0.001 par value (unlimited shares authorized):
Separate Account Institutional	1,829,887
Net asset value, offering and redemption price per share:
Separate Account Institutional	$9.65

(a)	Includes amount segregated for collateral on swap transactions.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Statement of Operations

For the Fiscal Year Ended March 31, 2020(a)

Investment income:

Interest	$211,048

Expenses:

Amortization of offering costs	118,882

Legal fees	65,173

Custody, accounting and administrative services	54,425

Audit fees	50,020

Printing and mailing costs	43,852

Registration fees	26,622

Trustee fees	17,629

Organization costs	12,000

Shareholder meeting expense	1,560

Transfer Agency fees	1,240

Other	12,108

Total expenses	403,511

Less — expense reductions	(403,287)

Net expenses	224

NET INVESTMENT INCOME	210,824

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	62,222

Futures contracts	(43,224)

Swap contracts	(265,461)

Net unrealized loss on:

Investments — unaffiliated issuers	(691,545)

Swap contracts	(33,817)

Net realized and unrealized loss	(971,825)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(761,001)

(a)	Commenced operations on April 1, 2019.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Statement of Changes in Net Assets

For the Fiscal Year Ended March 31, 2020(a)

From operations:

Net investment income	$210,824

Net realized loss	(246,463)

Net unrealized loss	(725,362)

Net decrease in net assets resulting from operations	(761,001)

Distributions to shareholders:

From distributable earnings:

Separate Account Institutional	(208,649)

Total distributions to shareholders	(208,649)

From share transactions:

Proceeds from sales of shares	18,858,469

Reinvestment of distributions	208,649

Cost of shares redeemed	(446,434)

Net increase in net assets resulting from share transactions	18,620,684

TOTAL INCREASE	17,651,034

Net Assets:

Beginning of year	—

End of year	$17,651,034

(a)	Commenced operations on April 1, 2019.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout The Year

Goldman Sachs Municipal Income Completion Fund
Separate Account Institutional Shares
April 1, 2019* to March 31, 2020
Per Share Data

Net asset value, beginning of period	$10.00

Net investment income(a)	0.35

Net realized and unrealized loss	(0.34)

Total from investment operations	0.01

Distributions to shareholders from net investment income	(0.36)

Net asset value, end of period	$9.65

Total return(b)	(0.10)%

Net assets, end of period (in 000s)	$17,651

Ratio of net expenses to average net assets	—%

Ratio of total expenses to average net assets	6.51%

Ratio of net investment income to average net assets	3.40%

Portfolio turnover rate(c)	7%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Notes to Financial Statements

March 31, 2020

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Municipal Income Completion Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering one class of shares — Separate Account Institutional Shares. The Fund commenced operations on April 1, 2019.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date.

C.  Expenses — Expenses incurred directly by the Fund are charged to the Fund, and certain expenses incurred by the Trust that may not solely relate to the Fund are allocated to the Fund and the other applicable funds of the Trust on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Offering and Organization Costs — Offering costs paid in connection with the initial offering of shares of the Fund were being amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of the Fund were expensed on the first day of operations.

E.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

18

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to the Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on other investments. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral

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GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Notes to Financial Statements (continued)

March 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts—Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

ii.  Swap Contracts — Bilateral swap contracts are agreements in which the Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

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GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of March 31, 2020:

MUNICIPAL INCOME COMPLETION

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Municipal Debt Obligations	$—	$16,162,795	$—

Derivative Type

Liabilities(a)

Interest Rate Swap Contracts	$—	$(33,817)	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of March 31, 2020. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure:

Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities(a)
Interest Rate	—	—	Variation margin on swaps contracts	$(33,817)

(a)	Includes unrealized gain (loss) on centrally cleared swap contracts described in the Additional Investment Information section of the Schedule of Investments. Only the variation margin as of March 31, 2020 is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2020. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest Rate	Net realized gain (loss) from futures contracts and swap contracts/Net unrealized gain (loss) on swap contracts	$(308,685)	$(33,817)	1

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended March 31, 2020.

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GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Notes to Financial Statements (continued)

March 31, 2020

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees. The Fund does not pay a management fee to GSAM. However, the Fund is used exclusively to implement municipal investment strategies for separately managed account clients of GSAM that participate in certain “wrap-fee” programs.

B.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.02% of the average daily net assets of Separate Account Institutional Shares. Goldman Sachs has agreed to reduce or limit its transfer agency fee to 0.00% of the Separate Account Institutional Shares average daily net assets. This arrangement will remain in effect through at least July 29, 2020, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Trustees.

C.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Fund is 0.00%. These Other Expense limitations will remain in place through at least July 29, 2020, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended March 31, 2020, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Transfer Agency Waivers/Credits	Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
$1,240	$400,709	$1,338	$403,287

D.  Line of Credit Facility — As of March 31, 2020, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2020, the Fund did not have any borrowings under the facility. Prior to April 30, 2019 the facility was $770,000,000. The facility was increased to $700,000,000 effective April 28, 2020.

E.  Other Transactions with Affiliates — As of March 31, 2020, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 28% of the Separate Account Institutional Shares of the Fund.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the fiscal year ended March 31, 2020, purchase and sale transactions and related net realized gain (loss) for the Fund with an affiliated fund in compliance with Rule 17a-7 under the Act were as follows:

Purchases	Sales	Net Realized Gain (Loss)
$1,868,475	$136,496	$2,983

22

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2020, were $15,248,285 and $419,858 respectively.

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2020, was as follows:

Distributions paid from:
Ordinary income	$21,714
Tax-exempt income	186,935
Total distributions	$208,649

As of March 31, 2020, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed tax-exempt income — net	$6,593
Capital loss carryforwards:
Perpetual Short-term	(123,463)
Timing differences (Post October Loss Deferral)	(130,655)
Unrealized losses — net	(722,125)
Total accumulated losses — net	$(969,650)

As of March 31, 2020, the Fund’s aggregate securities unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$16,851,162
Gross unrealized gain	174,830
Gross unrealized loss	(896,955)
Net unrealized loss	$(722,125)

The difference between GAAP-basis and tax-basis unrealized gains (losses), is attributable primarily to market discount accretion and premium amortization.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from

23

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Notes to Financial Statements (continued)

March 31, 2020

8. OTHER RISKS (continued)

derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.

Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Municipal Securities Risk— Municipal securities are subject to credit/default risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds).

State/Territory Specific Risk — The Fund’s investments in municipal obligations of issuers located in a particular state or U.S. territory may be adversely affected by political, economic and regulatory developments within that state or U.S. territory. Such developments may affect the financial condition of a state’s or territory’s political subdivisions, agencies, instrumentalities and

24

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

8. OTHER RISKS (continued)

public authorities and heighten the risks associated with investing in bonds issued by such parties, which could, in turn, adversely affect the Fund’s income, NAV, liquidity, and/or ability to preserve or realize capital appreciation.

Tax Risk — The Fund may be adversely impacted by changes in tax rates and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal and state income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect the Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, the Fund would not be a suitable investment for IRAs, other tax-exempt or tax-deferred accounts or for other investors who are not sensitive to the federal, state or local income tax consequences of their investments.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enter into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended March 31, 2020

	Shares	Dollars
Separate Account Institutional Shares(a)
Shares sold	1,854,905	$18,858,469
Reinvestment of distributions	20,490	208,649
Shares redeemed	(45,508)	(446,434)

NET INCREASE	1,829,887	$18,620,684

(a)	Commenced operations on April 1, 2019.

25

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of

Goldman Sachs Municipal Income Completion Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs Municipal Income Completion Fund (one of the funds constituting Goldman Sachs Trust, referred to hereafter as the “Fund”) as of March 31, 2020, and the related statements of operations, changes in net assets, including the related notes, and the financial highlights for the period April 1, 2019 (commencement of operations) through March 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations, changes in its net assets, and the financial highlights for the period April 1, 2019 (commencement of operations) through March 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 26, 2020

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Trust (“GST”) was held on January 23, 2020 to consider and act upon the proposals below. The Fund will amortize its respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

At the Meeting, Dwight L. Bush, Kathryn A. Cassidy, Joaquin Delgado and Gregory G. Weaver were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Proposal 1. Election of Trustees	For	Against	Withheld	Broker Non-Votes

Dwight L. Bush	94,278,961,728.065	0	349,026,343,365	0

Kathryn A. Cassidy	94,310,850,789.164	0	317,137,282.266	0

Joaquin Delgado	94,282,646,444.727	0	345,341,626.703	0

Gregory G. Weaver	94,306,589,873.348	0	321,398,198.082	0

27

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Liquidity Risk Management Program (Unaudited)

The Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage the Fund’s liquidity risk, i.e., the risk that the Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, the Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 11-12, 2020, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; and (2) an assessment of the methodologies used to classify investments into one of four liquidity categories. The report concluded that the Program was reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

28

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Fund Expenses — Six Month Period Ended March 31, 2020 (Unaudited)

As a shareholder of Seprate account Institutional Shares of the Fund you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Seprate account Institutional Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2019 through March 31, 2020, which represents a period of 183 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Municipal Income Completion Fund
Share Class	Beginning Account Value 10/01/19	Ending Account Value 3/31/20		Expenses Paid for the 6 Months Ended 3/31/20*
Separate Account Institutional
Actual	$1,000	$958.60		$—
Hypothetical 5% return	1,000	1,025.00	+	—

+	Hypothetical expenses are based on the Fund's actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period was —% for the Seperate Account Institutional Shares.

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GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 71	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Dwight L. Bush Age: 63	Trustee	Since 2020	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Kathryn A. Cassidy Age: 66	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Diana M. Daniels Age: 70	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Joaquin Delgado Age: 60	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	Stepan Company (a specialty chemical manufacturer)

30

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Roy W. Templin Age: 59	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 68	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Verizon Communications Inc.

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 57	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				168	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of March 31, 2020.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of March 31, 2020, Goldman Sachs Trust consisted of 90 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 42 portfolios (21 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

31

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 57	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 42	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 51	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of March 31, 2020.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Municipal Income Completion Fund — Tax Information (Unaudited)

During the period ended March 31, 2020, 89.59% of the distributions from net investment income paid by the Municipal Income Completion Fund, were exempt-interest dividends and as such, are not subject to U.S. Federal income tax.

32

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.66 trillion in assets under supervision as of March 31, 2020, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund[4]
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund[5]
∎	Emerging Markets Equity Fund
∎	Imprint Emerging Markets Opportunities Fund[6]
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date Retirement Portfolio[7]
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on April 30, 2020, the Goldman Sachs Global Income Fund was renamed the Goldman Sachs Global Core Fixed Income Fund.
[5]	Effective after the close of business of November 20, 2019, the Goldman Sachs Asia Equity Fund was renamed the Goldman Sachs China Equity Fund.
[6]	Effective after the close of business on August 30, 2019, the Goldman Sachs N-11 Equity Fund was renamed the Goldman Sachs Imprint Emerging Markets Opportunities Fund.
[7]	Effective December 27, 2019, the Goldman Sachs Target Date 2020 Portfolio was renamed the Goldman Sachs Target Date Retirement Portfolio.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund use to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund will file its portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-621-2550.

Economic and market forecasts presented herein reflect our judgment as of the date of this report and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of March 31, 2020 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550).

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

© 2020 Goldman Sachs. All rights reserved. 203822-OTU-05/2020 MUNINCCOMPAR-20

Goldman Sachs Funds

Annual Report	March 31, 2020

Short Duration and Government Fixed Income Funds
Enhanced Income
Government Income
High Quality Floating Rate
Inflation Protected Securities
Short Duration Government
Short Duration Income
Short-Term Conservative Income

It is our intention that beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from a Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Institutional, Service, Administration, Preferred, Class R6 and Class P shareholders or 800-526-7384 for all other shareholders. If you hold shares of a Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Funds’ transfer agent if you invest directly with the transfer agent.

Goldman Sachs Short Duration and Government Fixed Income Funds

∎	ENHANCED INCOME

∎	GOVERNMENT INCOME

∎	HIGH QUALITY FLOATING RATE

∎	INFLATION PROTECTED SECURITIES

∎	SHORT DURATION GOVERNMENT

∎	SHORT DURATION INCOME

∎	SHORT-TERM CONSERVATIVE INCOME

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Short Duration and

Government Fixed Income Funds

Market Review

During the 12 months ended March 31, 2020 (the “Reporting Period”), the performance of the fixed income markets was most influenced by economic growth expectations, central bank monetary policy and geopolitical events, including the emergence of a novel coronavirus (“COVID-19”).

In the second quarter of 2019, when the Reporting Period began, most spread, or non-government bond, sectors recorded gains. The quarter started on a positive note in April 2019, as developed markets’ central banks maintained the dovish stance they had shifted to in the prior quarter and kept monetary policy unchanged. (Dovish tends to suggest lower interest rates; opposite of hawkish.) In the U.S., the Federal Reserve (“Fed”) noted inflation softness might be due to “transitory factors.” The Bank of Japan clarified its forward guidance to signal unchanged monetary policy through the spring of 2020, while the Bank of England maintained its guidance around interest rate hikes occurring at a gradual pace and to a limited extent. Meanwhile, statements by Sweden’s Riksbank and the Bank of Canada were also somewhat dovish, as they generally focused on risks arising from slower global economic growth. Then, in May 2019, spread sectors were challenged by the escalation of U.S.-China trade tensions. That same month, market speculation about possible 2019 Fed interest rate cuts increased due to an accumulation of factors, including soft inflation, weakness in U.S. economic data, continued global economic growth headwinds from unresolved U.S.-China trade negotiations and weakness in the manufacturing sector. During June 2019, spread sector performance improved on raised prospects of ongoing monetary policy accommodation by global central banks, particularly by the Fed. At its June meeting, the U.S. central bank left interest rates unchanged, but eight of the 12 members on the Federal Open Market Committee projected rate cuts during the 2019 calendar year. In Europe, a dovish speech by outgoing European Central Bank (“ECB”) President Mario Draghi signaled forthcoming easing.

In the third quarter of 2019, spread sectors generally produced positive returns. Investment grade corporate bonds ended the quarter relatively unchanged, but high yield corporate bonds, agency mortgage-backed securities, external emerging markets debt and local emerging markets debt all notched gains. The outlook for global economic growth appeared to hinge on the outcome of U.S.-China trade negotiations and whether the services sector and household consumption would remain resilient in the face of a continued slowdown in global trade, investment and manufacturing activity. Regarding monetary policy, global central bank easing gained momentum during the third calendar quarter. In July 2019, the Fed delivered its first short-term interest rate cut since 2008, though Fed Chair Jerome Powell described it as a “mid-cycle adjustment.” Policymakers implemented another rate cut in September and announced they would stop trimming the Fed’s balance sheet. Elsewhere, the ECB delivered a package that included a rate cut, resumption of asset purchases, strengthened forward guidance and a tiering mechanism for bank deposits subject to negative interest rates. Emerging markets monetary policy was also broadly dovish, most notably in Turkey where the central bank lowered interest rates in July 2019 and again in September.

During the fourth quarter of 2019, spread sectors posted gains. Accommodative central bank policy, improved investor sentiment toward risk assets, a general election victory for the Conservative Party in the U.K., and the announcement of an agreement in principle for a “Phase One” trade deal between the U.S. and China bolstered spread sector performance. High yield corporate bonds performed particularly well, logging one of their best quarters since 2016. Near the end of October, the Fed cut short-term interest rates for a third time in 2019 and replaced a comment in its statement to “act as appropriate” with a more neutral comment that indicated its policy path would be dependent on the evolution of data and trade developments. In Europe, the first public address by new ECB president Christine Lagarde pointed to policy continuity, as it called for “a new European policy mix” that includes fiscal policy, which she believes could enable monetary policy to achieve its goal “faster and with fewer side effects.”

In the first quarter of 2020, spread sectors, with the exception of mortgage-backed securities, recorded negative returns. January 2020 began with improving macroeconomic data but also with heightened geopolitical uncertainty due to U.S.-Iran tensions. In the second half of the month, investor sentiment was challenged by concerns that Chinese and global economic growth could slow due to the outbreak of COVID-19 in China. Although risk-off investor sentiment, or reduced risk appetite, eased in early February, it resurfaced later in the month on news of an uptick in COVID-19 cases outside of China. Investor sentiment quickly worsened in March, as governments around the world initiated shutdowns and quarantines to stem what had then become a pandemic. Global central banks indicated their willingness to use monetary policy to address market volatility and economic conditions. In early March, the Fed cut the target federal funds rate by 50 basis points to a range of between 1.00% and 1.25%, citing “evolving” risks

1

MARKET REVIEW

to U.S. economic activity from COVID-19. (A basis point is 1/100th of a percentage point.) On March 15th, the Fed slashed the target federal funds rate to near zero. Other G10 banks, except for Sweden’s Riksbank, reduced their policy rates or held them at all-time lows. (Also known as Group of 10 nations, the G10 are actually 11 countries that participate in an agreement to provide the International Monetary Fund with additional funds to increase its lending ability. Members include Belgium, Canada, France, Germany, Italy, Japan, Netherlands, Sweden, Switzerland, the U.K. and the U.S.) Quantitative easing measures were resumed in the U.S., the U.K. and Sweden, expanded in Europe and Japan and commenced in Australia, Canada and New Zealand. New policy measures were also launched, with the goal of easing stresses in corporate bond markets. Meanwhile, many governments began to make use of fiscal policy to stem supply-side shocks. Several announced large fiscal measures, which included direct support for health care efforts. Many of the measures also sought to provide income support to individuals, assistance to households, small businesses and larger companies, and loan guarantees. Finally, a sharp drop in crude oil prices during March 2020 added further to market volatility. Early in the month, a dispute between the Organization of the Petroleum Exporting Countries, or OPEC, and Russia led Saudi Arabia to lower the price at which it sells crude oil.

For the Reporting Period overall, spread sector performance was negative. Sovereign emerging markets debt underperformed U.S. Treasury securities most, followed by high yield corporate bonds and investment grade corporate bonds. Commercial mortgage-backed securities, asset backed securities, mortgage-backed securities and agency securities also lagged U.S. Treasuries, though to a lesser extent. During the Reporting Period, the U.S. Treasury sector posted strong gains, as U.S. Treasury yields fell along the curve, with those on the shortest maturities declining most. (Yield curve is a spectrum of interest rates based on maturities of varying lengths.) The yield on the bellwether 10-year U.S. Treasury dropped approximately 174 basis points to end the Reporting Period at 0.67%.

Looking Ahead

At the end of the Reporting Period, the global economy was experiencing a severe slowdown. Non-essential economic activity had suddenly stopped around the world, with approximately one-third of the global population under full or partial lockdowns. Most forms of face-to-face consumption — a key driver of growth in many key economies — had come to a standstill. Manufacturers had reduced or shut down production, while construction had slowed or stalled. In our view, global economic growth rates had dropped to recession-like levels at the end of the Reporting Period.

The shape of the eventual global economic recovery, in our opinion, will most likely depend on COVID-19’s trajectory and any second- or third-round economic shocks. We think a V- or U-shaped recovery could occur if the economic influence of the virus is confined to direct impacts, such as production shutdowns, cancelled consumption, supply chain disruptions and employee absenteeism. An L-shaped recovery could unfold if labor market or consumption weakness is pronounced and sustained and/or if direct virus impacts are accompanied by materially tighter financial conditions, a downturn in global trade and a pullback in business investment. We cannot predict the evolution of COVID-19 and its rippling effects. But at the end of the Reporting Period, we planned to continue monitoring the incidence of new infections, the status of ongoing mitigation measures and the progress on development of a vaccine and/or therapeutic.

2

PORTFOLIO RESULTS

Goldman Sachs Enhanced Income Fund

Investment Objective

The Fund seeks to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Enhanced Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, Administration, Investor, Class P and Class R6 Shares generated average annual total returns, without sales charges, of -0.41%, -0.17%, -0.42%, -0.27%, -0.16% and -0.16%, respectively. These returns compare to the 3.34% average annual total return of the Goldman Sachs Enhanced Income Fund Composite Index (the “Enhanced Income Composite”) during the same period. The Enhanced Income Composite is comprised 50% of the ICE BofAML Six-Month U.S. Treasury Bill Index (“BofAML Six-Month U.S. Treasury Bill Index”) and 50% of the ICE BofAML One-Year U.S. Treasury Note Index (“BofAML One-Year U.S. Treasury Note Index”), which generated average annual total returns of 2.85% and 3.83%, respectively, over the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our cross-sector strategy detracted most from the Fund’s results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Our duration and yield curve positioning strategy also detracted, albeit more modestly, from the Fund’s results during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths.

Bottom-up individual issue selection overall detracted as well, with selection amongst corporate credit, securitized debt and government/swaps each dampening relative results.

The Fund’s duration and government/swaps selection strategies are primarily implemented via interest rate swaps and/or futures. Derivatives are used in combination with cash securities to implement our views in the Fund.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Overall, our cross-sector strategy detracted from the Fund’s results during the Reporting Period primarily due to the Fund’s overweight exposures to investment grade corporate credit and asset-backed securities and its implicit, or indirect, exposure to U.S. Treasury spreads via swaps. These detractors were pared by our long rate hedge, which added value.

Our individual security selection strategies detracted overall. Security selection of corporate credit hurt most, primarily due to tactical credit curve positioning as well as to selection of industrial and financial names within the sector. Only partially offsetting these detractors was the Fund’s low quality bias, which added value. Securitized selection detracted, largely based on selection of asset-backed securities. Selection within the government/swaps sector dampened results, driven by selections of Treasury inflation-protected securities (“TIPS”), commercial paper and certificates of deposit.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A

Tactical management of the Fund’s duration and yield curve positioning detracted modestly from Fund performance during the Reporting Period. This was primarily due to the Fund’s underweight U.S. duration position relative to that of the Enhanced Income Composite, especially its underweights to the one-year and five-year segments of the U.S. Treasury yield curve. These losses were partially offset by the Fund’s

3

PORTFOLIO RESULTS

overweight exposures to the two-year and three-year segments of the U.S. Treasury yield curve, which contributed positively.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures and Eurodollar futures during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The use of derivatives detracted from the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s exposure to investment grade corporate bonds overall. Within the investment grade corporate bond sector, we increased the Fund’s exposure across the board, to financials-related, industrials-related and utility-related corporate bonds. We decreased the Fund’s exposure to asset-backed securities and eliminated its exposure to quasi-government securities. We also reduced the Fund’s position in cash during the Reporting Period. Additionally, as mentioned earlier, while we maintained the Fund’s shorter duration stance versus that of the Enhanced Income Composite, we did make adjustments in duration positioning as market conditions shifted.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	The Fund’s portfolio management team remained unchanged, led by Dave Fishman and John Olivo. However, there were several key changes to the Goldman Sachs U.S. Fixed Income Investment Management Team during the Reporting Period. After 26 years of distinguished service, Mark Van Wyk, head of Goldman Sachs Asset Management’s (“GSAM”) Government/Swaps strategy retired from the firm at the end of March 2020. Peter Stone has stepped in to lead the U.S. Government/Swaps team, and Simon Dangoor has stepped in to head the global Government/Swaps strategy. Similarly, Jonathan Bayliss, head of Macro Rates retired from the firm. Simon Dangoor stepped in to be the new head of Macro Rates. Peter Stone and Alex Stiles have stepped in to co-head Duration. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and helps to ensure continuity in the Fund.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2020?

A	While the Fund’s benchmark is comprised of U.S. Treasury indices, the Fund continued to hold a portion of its assets in non-Treasury sectors not represented in the Enhanced Income Composite. Indeed, the Fund maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably investment grade corporate bonds and asset-backed securities. The Fund maintained an underweighted exposure to government bonds at the end of the Reporting Period. The Fund also had a significant position in cash at the end of the Reporting Period. Further, the Fund maintained a rather neutral duration position compared to that of the Enhanced Income Composite at the end of the Reporting Period.

Overall, the Fund continued to be flexibly guided by shifting market conditions, and thus we used our actively managed approach to position the Fund to seek to take advantage of such anticipated conditions. At the end of the Reporting Period, we considered all G10 policy rates to be at their effective lower boundary and expected further easing efforts to be centered on quantitative easing and other programs designed to ease credit market stresses. We intend to closely monitor the interaction of monetary and fiscal policy and, in particular, the degree of central bank monetization of new sovereign debt issuance. As always, we also intend to continue to closely monitor economic data, Fed policy, inflation expectations, yield differentials across assets and any shifts in the yield curve, as we strive to navigate the market environment.

4

FUND BASICS

Enhanced Income Fund

as of March 31, 2020

FUND COMPOSITION[1]

Percentage of Net Assets

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificates of deposit and commercial paper. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

5

GOLDMAN SACHS ENHANCED INCOME FUND

Performance Summary

March 31, 2020

The following graph shows the value, as of March 31, 2020, of a $1,000,000 investment made on April 1, 2010 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Goldman Sachs Enhanced Income Fund Composite Index, which is comprised of the ICE Bank of America Merrill Lynch One-Year U.S. Treasury Note Index (50%), and the ICE Bank of America Merrill Lynch Six-Month U.S. Treasury Bill Index (50%), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Enhanced Income Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2010 through March 31, 2020.

Average Annual Total Return through March 31, 2020*	One Year	Five Years	Ten Years	Since Inception
Class A	-0.41%	0.86%	0.47%	—

Institutional	-0.17%	1.15%	0.79%	—

Administration	-0.42%	0.90%	0.54%	—

Investor	-0.27%	1.04%	N/A	0.72%

Class P (Commenced April 20, 2018)	-0.16%	N/A	N/A	1.12%

Class R6 (Commenced July 31, 2015)	-0.16%	N/A	N/A	1.23%

*	These returns assume reinvestment of all distributions at NAV.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

6

PORTFOLIO RESULTS

Goldman Sachs Government Income Fund

Investment Objective

The Fund seeks a high level of current income, consistent with safety of principal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Government Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 8.83%, 8.10%, 9.26%, 8.66%, 9.18%, 9.20%, 8.64% and 9.27%, respectively. These returns compare to the 10.64% average annual total return of the Fund’s benchmark, the Bloomberg Barclays U.S. Government/Mortgage Index (the “Bloomberg Barclays Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	While the Fund posted solid positive absolute returns, it underperformed the Bloomberg Barclays Index on a relative basis. Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our cross-sector strategy overall detracted most from the Fund’s results during the Reporting Period overall, but the detraction is attributable almost entirely to March 2020. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Our duration strategy contributed positively to the Fund’s performance during the Reporting Period. The duration strategy is typically implemented via interest rate swaps and/or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Bottom-up individual issue selection overall detracted from the Fund’s relative results during the Reporting Period.

Q	Which fixed income market sectors most significantly affected Fund performance?

A

Within our cross-sector strategy, the Fund held overweights relative to the Bloomberg Barclays Index to the agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities sectors throughout the Reporting Period. Poor performance across all three sectors in March 2020 led to underperformance for the Reporting Period overall, even though such positioning contributed positively in the 11 months prior to March. We had entered the Reporting Period with a positive view on the agency mortgage-backed securities market given what we saw as a benign macroeconomic backdrop and attractive valuations as well as our expectation for supply and demand dynamics to be supportive. We anticipated strong demand from U.S. banks in early 2020 and a decline in supply during the winter months. However, as the first quarter of 2020 progressed, market volatility moved to extreme levels amid intensified concerns surrounding the potential impact of COVID-19 on global economic growth. This, combined with a breakdown in global energy markets, led to broad-based credit stress and a liquidity squeeze. Mortgage-backed securities’ spreads, or yield differentials to duration-equivalent U.S. Treasuries, widened substantially in early March 2020, as liquidity collapsed on the back of heavy new supply due to historically low mortgage rates, lack of demand from investors and forced selling from mortgage real estate investment trusts (“REITs”) and hedge funds. Spread pressures on commercial mortgage-backed securities, asset-backed securities and collateralized loan obligations (“CLOs”) were similarly acute. In an effort to stabilize the market, the U.S. Federal Reserve (“Fed”) announced a new round of open-ended quantitative easing on agency mortgage-backed securities and also established the Term Asset-Backed Securities Loan Facility (“TALF”) to support the asset-backed securities market. This massive infusion of liquidity helped ease market conditions — valuations on new issue mortgage-backed securities returned to February 2020 levels, and liquidations from levered investors, such as hedge funds and mortgage REITs, started to slow. But challenges remained, particularly on private securitizations, such as

7

PORTFOLIO RESULTS

non-agency mortgage-backed securities, private commercial mortgage-backed securities and CLOs. While spreads on senior cash flows tightened at the end of the Reporting Period due to supportive monetary and fiscal policies, less senior bonds — known as mezzanine and junior bonds — had yet to find their footing.

Individual issue selection overall also detracted from the Fund’s relative results during the Reporting Period overall. Poor performance in March 2020 was the primary detractor, especially in the asset-backed securities sector. However, individual issue selection among mortgage-backed securities contributed positively to the Fund’s relative results during the Reporting Period, with an emphasis on wing coupons versus an underweight to current coupons* and mortgage-backed securities pool selection helping most.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s duration positioning overall contributed positively to the Fund’s relative results during the Reporting Period. The Fund’s duration positioning remained largely neutral to that of the Bloomberg Barclays Index during the Reporting Period, though we tactically adjusted its duration slightly shorter and slightly longer as market conditions shifted. Although interest rates declined significantly in March 2020, the Fund’s duration positioning had been shifted from a modestly shorter position to a slightly longer position relative to that of the Bloomberg Barclays Index, and this extended positioning boosted the Fund’s relative results for the month.

The Fund’s yield curve positioning had a rather neutral effect on the Fund’s relative results during the Reporting Period. Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures, Eurodollar futures and bond exchange traded futures contracts to hedge interest rate exposure, i.e., to manage exposure to fluctuations in interest rates, and to facilitate specific duration and yield curve strategies. Interest rate swaps were used to hedge interest rate exposure and express an outright duration and term structure view. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund also used collateralized mortgage obligations (“CMOs”), inverse floaters, TBAs (TBAs are mortgage-backed securities forward agreements), swaptions, IOs (mortgage-backed securities that receive interest only) and POs (mortgage-backed securities that receive principal only) as part of the Fund’s regular investment process as we sought to enhance return. During the Reporting Period, the use of CMOs and TBAs contributed positively; the use of inverse floaters, IOs and POs had a rather neutral effect on Fund performance; and the use of interest rate swaps, Treasury futures, Eurodollar futures, bond exchange-traded futures and swaptions detracted from relative performance.

Overall, we employ derivatives for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to potentially manage interest rate risks more effectively by allowing us both to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	On a broad sector level, we increased the Fund’s underweight to government securities, reduced its

*	Current coupon mortgage-backed securities are those wherein the coupon of a TBA contract (TBAs are mortgage-backed securities forward agreements) is closest to par. For example, on January 31, 2020, 30-year 2.5% Fannie Mae TBA contracts were trading at $100.79. We therefore define a current coupon for that date as being just below 2.5% (since the price is slightly above $100.00). On April 30, 2019, the same contract was trading at $96.19, while a 30-year 3.5% Fannie Mae TBA contract was trading at $100.84. So, for this date, a current coupon is defined as a coupon slightly below 3.5%. Wing coupons, on the other hand, define the coupons outside of this range. So when a current coupon is 3.5%, a wing coupon is in the 2% to 3% range (down in coupon) or the 4% to 5% range (up in coupon). During the Reporting Period, the Fund was positioned with an overweight to down in coupon and up in coupon mortgage-backed securities, or in wing coupons, and had an underweight in current coupons.

8

PORTFOLIO RESULTS

overweights in quasi-government securities and asset-backed securities and increased its overweight in mortgage-backed securities.

More specifically, during the Reporting Period, we reduced exposure to Federal Family Education Loan Program (“FFELP”) asset-backed securities, particularly longer-dated securities, given their underperformance relative to broader credit markets and what we perceived to be their limited prospects for spread tightening.

Despite the spread widening in agency mortgage-backed securities in March 2020, we maintained the Fund’s overweight to the sector, as social distancing efforts suppressed prepayments and slowed mortgage originations. Fed purchases created short-term distortions in market structure, which created anomalies, in our view, in market pricing, but, at the same time, also created potentially attractive relative opportunities. For example, quantitative easing purchases by the Fed have targeted new issue mortgage-backed securities and TBAs, while selling pressure was focused in specified pools, which are typically more seasoned and higher in coupon. Given this, we added Fund exposure to higher coupon Ginnie Mae mortgage-backed securities, as we think the valuations at the time of our purchase were quite attractive. We also rotated some of the Fund’s coupon exposure from TBAs to pools. We expect the securitized credit markets to remain challenged in the near term, but we began actively repositioning Fund exposures, as pockets of liquidity presented themselves and generally preferred more senior cash flows for the near term. We continued to overweight CLOs in the Fund but trimmed some of the longer duration positions.

Additionally, as mentioned earlier, we shifted the Fund’s duration positioning during the Reporting Period as market conditions changed. As a residual of our investment strategies, the Fund’s position in cash was increased.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were several key changes to the Fund’s portfolio management team during the Reporting Period. After 26 years of distinguished service, Mark Van Wyk, head of Goldman Sachs Asset Management’s (“GSAM”) Government/Swaps strategy retired from the firm at the end of March 2020. Accordingly, Mark Van Wyk no longer serves as a portfolio manager for the Fund. Peter Stone, who has stepped in to lead the U.S. Government/Swaps team, now serves as a portfolio manager for the Fund. Michael Swell continues to serve as a portfolio manager and to lead the portfolio management team for the Fund. Matthew Kaiser continues to serve as a portfolio manager for the Fund. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and helps to ensure continuity in the Fund.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2020?

A	At the end of March 2020, the Fund had overweighted allocations relative to the Bloomberg Barclays Index on a market-value weighted basis in quasi-government securities, especially agency non-government guaranteed securities; asset-backed securities, especially student loan asset-backed securities; and residential mortgage-backed securities, especially pass-through mortgage-backed securities. The Fund was underweight relative to the Bloomberg Barclays Index in U.S. Treasury securities. The Fund had a rather neutral duration to that of the Bloomberg Barclays Index at the end of the Reporting Period.

9

FUND BASICS

Government Income Fund

as of March 31, 2020

FUND COMPOSITION[1]

Percentage of Net Assets

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent commercial paper. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[2]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[3]	“Agency Debentures” include agency securities offered by companies such as FFCB, FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

10

GOLDMAN SACHS GOVERNMENT INCOME FUND

Performance Summary

March 31, 2020

The following graph shows the value, as of March 31, 2020, of a $1,000,000 investment made on April 1, 2010 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Barclays U.S. Government/Mortgage Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Government Income Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2010 through March 31, 2020.

Average Annual Total Return through March 31, 2020*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	8.83%	2.56%	2.79%	—
Including sales charges	4.75%	1.77%	2.39%	—

Class C
Excluding contingent deferred sales charges	8.10%	1.81%	2.03%	—
Including contingent deferred sales charges	7.09%	1.81%	2.03%	—

Institutional	9.26%	2.90%	3.13%	—

Service	8.66%	2.40%	2.62%	—

Investor	9.18%	2.83%	3.05%	—

Class P (Commenced April 20, 2018)	9.20%	N/A	N/A	7.04%

Class R	8.64%	2.32%	2.53%	—

Class R6 (Commenced July 31, 2015)	9.27%	N/A	N/A	3.24%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

11

PORTFOLIO RESULTS

Goldman Sachs High Quality Floating Rate Fund

Investment Objective

The Fund seeks to provide a high level of current income, consistent with low volatility of principal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs High Quality Floating Rate Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, Service, Investor, Class P and Class R6 Shares generated average annual total returns, without sales charges, of -1.32%, -1.09%, -1.56%, -1.30%, -1.08% and -1.08%, respectively. These returns compare to the 2.25% average annual total return of the Fund’s benchmark, the ICE BofAML Three-Month U.S. Treasury Bill Index (“BofAML Three-Month U.S. Treasury Bill Index”).

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our cross-sector strategy detracted most from the Fund’s results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Our duration and yield curve positioning strategy also detracted, albeit less so, from Fund performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths. Bottom-up individual issue selection overall detracted as well.

The Fund’s duration and government/swaps selection strategies are primarily implemented via interest rate swaps and/or futures. Derivatives are used in combination with cash securities to implement our views in the Fund.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Cross-sector positioning was the primary detractor from the Fund’s results during the Reporting Period, driven mostly by exposure to asset-backed securities. Exposures to collateralized loan obligations (“CLOs”) and mortgage-backed securities and the Fund’s implicit, or indirect, exposure to U.S. Treasury spreads via swaps detracted as well.

Overall, individual security selection dampened the Fund’s relative results, especially within the securitized sector. Individual issue selection of specific asset-backed securities, especially credit card-based asset-backed securities, of CLOs and of mortgage-backed securities, especially collateralized mortgage obligations, hurt most. These detractors were partially offset by security selection within the government/swaps sector, which contributed positively. Selection of U.S. Treasury bills helped most.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning detracted from Fund performance during the Reporting Period. This was primarily due to the Fund’s short U.S. duration position, especially the Fund’s underweight exposure to the three-month segment of the U.S. Treasury yield curve. These losses were partially offset by the Fund’s exposures to the two-year and 20-year segments of the U.S. Treasury yield curve, which contributed positively.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures and swaps during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The use of derivatives had a negative impact on the Fund’s performance during the Reporting Period.

12

PORTFOLIO RESULTS

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s exposure to asset-backed securities and residential mortgage-backed securities. We also increased the Fund’s position in cash during the Reporting Period. We eliminated the Fund’s exposures to U.S. Treasuries and quasi-government securities during the Reporting Period. Additionally, as mentioned earlier, while we maintained the Fund’s short duration stance versus that of the BofAML Three-Month U.S. Treasury Bill Index through most of the Reporting Period, we did make adjustments in duration positioning as market conditions shifted.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	The Fund’s portfolio management team remained unchanged, led by Dave Fishman and John Olivo. However, there were several key changes to the Goldman Sachs U.S. Fixed Income Investment Management Team during the Reporting Period. After 26 years of distinguished service, Mark Van Wyk, head of Goldman Sachs Asset Management’s (“GSAM”) Government/Swaps strategy retired from the firm at the end of March 2020. Peter Stone has stepped in to lead the U.S. Government/Swaps team, and Simon Dangoor has stepped in to head the global Government/Swaps strategy. Similarly, Jonathan Bayliss, head of Macro Rates retired from the firm. Simon Dangoor stepped in to be the new head of Macro Rates. Peter Stone and Alex Stiles have stepped in to co-head Duration. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and helps to ensure continuity in the Fund.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2020?

A	While the Fund’s benchmark is comprised of a U.S. Treasury index, the Fund held a significant portion of its assets in non-Treasury sectors not represented in the benchmark index at the end of the Reporting Period. Indeed, the Fund maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably asset-backed securities and agency mortgage-backed securities. The Fund maintained an underweighted exposure to government bonds at the end of the Reporting Period. Further, the Fund maintained a broadly neutral duration position relative to that of the BofAML Three-Month U.S. Treasury Bill Index at the end of the Reporting Period.

Overall, the Fund continued to be flexibly guided by shifting market conditions, and thus we used our actively managed approach to position the Fund to seek to take advantage of such anticipated conditions. At the end of the Reporting Period, we considered all G10 policy rates to be at their effective lower boundary and expected further easing efforts to be centered on quantitative easing and other programs designed to ease credit market stresses. We intend to closely monitor the interaction of monetary and fiscal policy and, in particular, the degree of central bank monetization of new sovereign debt issuance. As always, we also intend to continue to closely monitor economic data, Fed policy, inflation expectations, yield differentials across assets and any shifts in the yield curve, as we strive to navigate the market environment.

13

FUND BASICS

High Quality Floating Rate Fund

as of March 31, 2020

FUND COMPOSITION[1]

Percentage of Net Assets

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent commercial paper. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[2]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[3]	“Agency Debentures” include agency securities offered by companies such as Federal Farm Credit Bank (“FFCB”), which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

14

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Performance Summary

March 31, 2020

The following graph shows the value, as of March 31, 2020, of a $1,000,000 investment made on April 1, 2010 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s current benchmark, the ICE Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

High Quality Floating Rate Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2010 through March 31, 2020.

Average Annual Total Return through March 31, 2020*	One Year	Five Years	Ten Years	Since Inception
Class A	-1.32%	0.56%	0.26%	—

Institutional	-1.09%	0.85%	0.58%	—

Service	-1.56%	0.36%	0.10%	—

Investor	-1.30%	0.73%	0.46%	—

Class P (Commenced April 20, 2018)	-1.08%	N/A	N/A	0.46%

Class R6 (Commenced July 31, 2015)	-1.08%	N/A	N/A	0.95%

*	These returns assume reinvestment of all distributions at NAV.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

15

PORTFOLIO RESULTS

Goldman Sachs Inflation Protected Securities Fund

Investment Objective

The Fund seeks real return consistent with preservation of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Inflation Protected Securities Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 5.90%, 5.13%, 6.27%, 6.13%, 6.38%, 5.71% and 6.29%, respectively. These returns compare to the 6.83% average annual total return of the Fund’s benchmark, the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index (“Bloomberg Barclays U.S. TIPS Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	While the Fund posted solid positive absolute returns, it underperformed the Bloomberg Barclays U.S. TIPS Index on a relative basis. Overall, bottom-up individual issue selection of various maturity U.S. Treasury inflation protected securities (“TIPS”) and inflation swaps was the key detractor from the Fund’s relative performance during the Reporting Period.

The Fund’s duration strategy also dampened its results during the Reporting Period. The duration strategy for the Fund is primarily implemented via interest rate swaps and/or futures. Furthermore, derivatives are used in combination with cash securities to implement our views in the Fund. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve positioning, which indicates a spectrum of interest rates within a particular sector based on maturities of varying lengths, detracted, albeit more slightly, from Fund performance during the Reporting Period as well.

The Fund’s cross-sector strategy contributed positively to its results during the Reporting Period. The cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark, including interest rate swaps and/or futures.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Individual issue selection of specific-issue TIPS and inflation swaps detracted overall from Fund performance during the Reporting Period. These detractors were partially offset by selection of TIPS with a maturity of less than seven years, which added value.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s duration strategy detracted from its relative results during the Reporting Period. The Fund’s shorter duration than that of the Bloomberg Barclays U.S. TIPS Index hurt, as U.S. interest rates decreased, given the Federal Reserve’s (“Fed”) five interest rate cuts during the Reporting Period, as it sought to support markets and ease financial conditions.

Yield curve positioning, primarily implemented via interest rate swaps and swap options, detracted slightly from the Fund’s results during the Reporting Period,. An underweight to the intermediate portion of the yield curve, i.e. five-year and 10-year segments, detracted. However, long positions in the seven-year and 20-year portions of the yield curve boosted results.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

The Fund used Treasury futures and Eurodollar futures to hedge interest rate exposure and to facilitate specific duration and yield curve strategies. We used interest rate and bond exchange traded futures contracts to help implement duration positioning within the Fund. Interest rate swaps and options

16

PORTFOLIO RESULTS

were similarly used to manage interest rate exposure and express an outright term structure view. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) Inflation-linked swaps were used to help grant us greater precision and versatility in the management of active strategies.

The use of derivatives to manage interest rate risk detracted from performance, while the use of derivatives to express views on the yield curve contributed positively to performance. The use of inflation-linked swaps — from a bottom-up security selection perspective — detracted from performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We tactically managed our views on inflation in the Fund via varying allocations to TIPS throughout the Reporting Period. That said, overall we reduced the Fund’s inflation beta, or sensitivity, as the Reporting Period progressed given persistent weakness in core inflation relative to the Fed’s target, despite the Fed’s efforts to reinforce the importance of their inflation target.

Overall, the Fund’s duration positioning shifted modestly during the Reporting Period as market conditions changed, but its duration positioning did not change materially. Throughout, we retained our bias to underweight U.S. interest rates.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were several key changes to the Fund’s portfolio management team during the Reporting Period. After 26 years of distinguished service, Mark Van Wyk, head of Goldman Sachs Asset Management’s (“GSAM”) Government/Swaps strategy retired from the firm at the end of March 2020. Accordingly, Mark Van Wyk no longer serves as a portfolio manager for the Fund. Peter Stone, who has stepped in to lead the U.S. Government/Swaps team, and co-head the Duration strategy, now serves as a portfolio manager for the Fund. Matthew Kaiser continues to serve as a portfolio manager and to lead the portfolio management team for the Fund. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and helps to ensure continuity in the Fund.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2020?

A	At the end of March 2020, the Fund had most of its total net assets invested in TIPS, with the remainder in cash. Within the Fund’s TIPS allocation, we maintained underweights to issues with maturities of one to two years, with maturities of three to six years, with maturities of nine to 15 years and with maturities of 25 to 30 years, as measured on a market value basis. We maintained overweights within the Fund’s TIPS allocation to issues with maturities of two to three years, with maturities of six to nine years and with maturities of 15 to 25 years, as measured on a market value basis. The Fund had a rather neutral duration relative to that of the Bloomberg Barclays U.S. TIPS Index at the end of the Reporting Period.

Going forward, we intend to continue to closely monitor macro developments both domestically and abroad for the potential impact on inflation expectations as we position the Fund’s portfolio.

17

FUND BASICS

Inflation Protected Securities Fund

as of March 31, 2020

FUND COMPOSITION[1]

Percentage of Net Assets

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[2]	“U.S. Treasury Obligations” percentages are grouped by effective maturity. The weighted average maturity was 8.44 and 8.22 years, respectively, at March 31, 2020 and March 31, 2019.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

18

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Performance Summary

March 31, 2020

The following graph shows the value, as of March 31, 2020, of a $1,000,000 investment made on April 1, 2010 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Inflation Protected Securities Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2010 through March 31, 2020.

Average Annual Total Return through March 31, 2020*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	5.90%	2.15%	3.02%	—
Including sales charges	1.98%	1.38%	2.63%	—

Class C
Excluding contingent deferred sales charges	5.13%	1.40%	2.25%	—
Including contingent deferred sales charges	4.11%	1.40%	2.25%	—

Institutional	6.27%	2.50%	3.36%	—

Investor	6.13%	2.40%	3.25%	—

Class P (Commenced April 20, 2018)	6.38%	N/A	N/A	4.69%

Class R	5.71%	1.89%	2.76%	—

Class R6 (Commenced July 31, 2015)	6.29%	N/A	N/A	2.88%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

19

PORTFOLIO RESULTS

Goldman Sachs Short Duration Government Fund

Investment Objective

The Fund seeks a high level of current income and secondarily, in seeking current income, may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Short Duration Government Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class P and Class R6 Shares generated average annual total returns, without sales charges, of 4.16%, 3.76%, 4.41%, 4.00%, 4.31%, 4.53% and 4.42%, respectively. These returns compare to the 5.36% average annual total return of the Fund’s benchmark, the ICE BofAML Two-Year U.S. Treasury Note Index (“BofAML Two-Year U.S. Treasury Note Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	While the Fund posted solid positive absolute returns, it underperformed the BofAML Two-Year U.S. Treasury Note Index on a relative basis. Both bottom-up and top-down strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our cross-sector strategy detracted from relative performance. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Our duration and yield curve positioning strategy contributed positively to relative performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths.

Bottom-up individual issue selection generated mixed results but detracted overall from the Fund’s performance during the Reporting Period.

The Fund’s duration and government/swaps selection strategies are primarily implemented via interest rates swaps and/or futures. Derivatives are used in combination with cash securities to implement our views in the Fund.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Sector positioning overall detracted from the Fund’s results during the Reporting Period. Via the Fund’s cross-sector strategy, the Fund’s implicit, or indirect, exposure to U.S. Treasury spreads via swaps hurt most. The Fund’s exposure to mortgage-backed securities also detracted from relative results.

Individual issue selection overall also detracted. Specifically, selection within the government/swaps sector dampened results most, primarily due to selections of government debt. These losses were partially offset by individual issue selection within the securitized sector, which added value, especially selection of agency mortgage-backed securities.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning contributed positively to its results during the Reporting Period. This was primarily due to the Fund’s positioning around the one-year, three-year and seven-year segments of the U.S. Treasury yield curve. These gains were only partially offset by the Fund’s positioning around the two-year, five-year and 20-year segments of the U.S. Treasury yield curve, which detracted.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

The Fund used Treasury futures as well as interest rate swaps during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure

20

PORTFOLIO RESULTS

discount bonds.) The Fund used forward sales contracts and futures contracts to help manage duration. Overall, the use of derivatives had a negative impact, on a net basis, on the Fund’s performance during the Reporting Period, especially the use of futures.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s weighting in mortgage pass-through securities and decreased its exposure to U.S. Treasuries; quasi-government securities, especially government guaranteed agency securities; and agency collateralized mortgage obligations.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	The Fund’s portfolio management team remained unchanged, led by Dave Fishman and John Olivo. However, there were several key changes to the Goldman Sachs U.S. Fixed Income Investment Management Team during the Reporting Period. After 26 years of distinguished service, Mark Van Wyk, head of Goldman Sachs Asset Management’s (“GSAM”) Government/Swaps strategy retired from the firm at the end of March 2020. Peter Stone has stepped in to lead the U.S. Government/Swaps team, and Simon Dangoor has stepped in to head the global Government/Swaps strategy. Similarly, Jonathan Bayliss, head of Macro Rates retired from the firm. Simon Dangoor stepped in to be the new head of Macro Rates. Peter Stone and Alex Stiles have stepped in to co-head Duration. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and helps to ensure continuity in the Fund.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2020?

A	While the Fund’s benchmark is comprised of a U.S. Treasury index, the Fund continued to hold a portion of its assets in non-Treasury sectors not represented in the benchmark index. Indeed, the Fund maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably mortgage pass-through securities, agency mortgage-backed securities and non-government guaranteed agency securities. The Fund maintained an underweighted exposure to government bonds at the end of the Reporting Period. Further, the Fund maintained a rather neutral duration position than that of the BofAML Two-Year U.S. Treasury Note Index at the end of the Reporting Period.

Overall, the Fund continued to be flexibly guided by shifting market conditions, and thus we used our actively managed approach to position the Fund to seek to take advantage of such anticipated conditions. At the end of the Reporting Period, we considered all G10 policy rates to be at their effective lower boundary and expected further easing efforts to be centered on quantitative easing and other programs designed to ease credit market stresses. We intend to closely monitor the interaction of monetary and fiscal policy and, in particular, the degree of central bank monetization of new sovereign debt issuance. As always, we also intend to continue to closely monitor economic data, Fed policy, inflation expectations, yield differentials across assets and any shifts in the yield curve, as we strive to navigate the market environment.

21

FUND BASICS

Short Duration Government Fund

as of March 31, 2020

FUND COMPOSITION[1]

Percentage of Net Assets

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[2]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[3]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

22

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Performance Summary

March 31, 2020

The following graph shows the value, as of March 31, 2020, of a $1,000,000 investment made on April 1, 2010 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the ICE Bank of America Merrill Lynch Two-Year U.S. Treasury Note Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Short Duration Government Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2010 through March 31, 2020.

Average Annual Total Return through March 31, 2020*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	4.16%	1.35%	0.97%	—
Including sales charges	2.59%	1.05%	0.82%	—

Class C
Excluding contingent deferred sales charges	3.76%	0.93%	0.57%	—
Including contingent deferred sales charges	3.10%	0.93%	0.57%	—

Institutional	4.41%	1.67%	1.31%	—

Service	4.00%	1.17%	0.81%	—

Investor	4.31%	1.58%	1.22%	—

Class P (Commenced April 20, 2018)	4.53%	N/A	N/A	3.55%

Class R6 (Commenced July 31, 2015)	4.42%	N/A	N/A	1.73%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 1.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (0.65% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

23

PORTFOLIO RESULTS

Goldman Sachs Short Duration Income Fund

Investment Objective

The Fund seeks total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Liquidity Management Team discusses the Goldman Sachs Short Duration Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 1.41%, 0.91%, 1.76%, 1.56%, 1.66%, 1.06% and 1.66%, respectively. These returns compare to the 4.41% average annual total return of the Goldman Sachs Short Duration Income Fund Composite Index (the “Short Duration Income Composite”) during the same period. The Short Duration Income Composite is comprised 50% of the Bloomberg Barclays U.S. 1-5 Year Corporate Bond Index and 50% of the Bloomberg Barclays U.S. 1-5 Year Government Bond Index, which generated average annual total returns of 1.98% and 6.83%, respectively, over the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	While the Fund posted positive absolute returns, it underperformed the Short Duration Income Composite on a relative basis. Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our cross-sector strategy detracted most from the Fund’s results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. To a lesser degree, our currency strategy also detracted from the Fund’s performance. The Fund’s positions in various emerging markets currencies underperformed the Short Duration Income Composite, which has no exposure to currency, and thus such exposure within the Fund hurt relative results. More specifically, positions in Latin American emerging markets currencies detracted most from performance, especially positions in the Brazilian real, Colombian peso and Mexican peso. The Fund’s cross-macro strategy also dampened relative results, due to target trades. The cross-macro strategy is one in which we hold relative value positions across rates, currencies and credit within the Fund.

Conversely, our country strategy added value to the Fund’s results during the Reporting Period, primarily due to target trades that included a long Euro five-year rates versus short Swedish five-year rates trade; a long 10-year Treasury inflation-protected securities versus a U.K. inflation trade; and Canadian rates versus other developed countries’ rates trades. Our duration and yield curve positioning strategy also boosted Fund performance during the Reporting Period. Duration is a measure of the fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths.

Bottom-up individual issue selection overall detracted from the Fund’s relative results during the Reporting Period, especially within the corporate credit sector.

The currency, country, duration, cross-macro and government/swaps selection strategies are primarily implemented via interest rate swaps and/or futures. Derivatives are used in combination with cash securities to implement our views in the Fund.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Sector positioning detracted from the Fund’s results during the Reporting Period, primarily due to an overweight exposure to corporate credit. Exposure to asset-backed securities and emerging markets debt also hurt the Fund’s relative results as did the Fund’s implicit, or indirect, exposure to U.S. Treasury spreads via swaps. These losses were pared by the Fund’s long rate hedge and by its exposure to investment grade credit default swaps, which contributed positively.

24

PORTFOLIO RESULTS

Overall, security selection detracted from relative results as well. Detracting from relative results most during the Reporting Period was selection within the corporate bond sector, attributable primarily to our tactical credit curve positioning, industry exposure and selections of industrial and financial issues within the sector. These losses were partially offset by our low quality bias within the corporate credit sector, which added value. Security selection within the government/swaps sector also detracted, due mostly to selections of agency and government securities. Security selection within the emerging markets debt sector hurt, especially selection of Ecuadorian debt. Selection within the securitized sector dampened relative results as well, with selections of asset-backed securities and commercial mortgage-backed securities hurting most. Within the securitized sector, these losses were partially offset by selection of mortgage-backed securities, which contributed positively.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning overall contributed positively, albeit modestly, to its results during the Reporting Period. However, such gains were dampened by underweight exposures to the one-year and three-year segments of the U.S. Treasury yield curve, which detracted.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures, Eurodollar futures as well as interest rate swaps and options during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed credit default swaps to manage the credit profile of the Fund. Additionally, the Fund used currency forwards to hedge its exposure to foreign currency exposure and increase total return. Derivatives had a positive impact, on a net basis, on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s exposure to residential mortgage-backed securities, especially mortgage pass-through securities, as well as to investment grade corporate bonds and high yield corporate bonds. We decreased the Fund’s exposure to asset-backed securities and U.S. Treasuries. We also reduced the Fund’s position in cash during the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	The Fund’s portfolio management team remained unchanged, led by Dave Fishman and John Olivo. However, there were several key changes to the Goldman Sachs U.S. Fixed Income Investment Management Team during the Reporting Period. After 26 years of distinguished service, Mark Van Wyk, head of Goldman Sachs Asset Management’s (“GSAM”) Government/Swaps strategy retired from the firm at the end of March 2020. Peter Stone has stepped in to lead the U.S. Government/Swaps team, and Simon Dangoor has stepped in to head the global Government/Swaps strategy. Similarly, Jonathan Bayliss, head of Macro Rates retired from the firm. Simon Dangoor stepped in to be the new head of Macro Rates, having oversight of the Duration, Country, Cross Macro and Government/Swaps strategies. Peter Stone and Alex Stiles have stepped in to co-head Duration. Simon Dangoor and Arnab Nilim have stepped in to co-head the Cross Macro strategy. Arnab Nilim was also hired during the Reporting Period to be the new head of the Currency strategy, replacing Sam Finkelstein, who is now focused on his responsibilities and role as co-chief investment officer. Kay Haigh was hired to be the new co-head of the Emerging Markets Debt strategy, along with Sam Finkelstein. Finally, Michael Goldstein, co-head of High Yield portfolio management and trading, retired from the firm, with his responsibilities assumed by Robert Magnuson. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and helps to ensure continuity in the Fund.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2020?

A

While the Fund is benchmarked to an equally-balanced composite of the Bloomberg Barclays U.S. Corporate 1-5 Year Index and the Bloomberg Barclays U.S. Government 1-5 Year Bond Index, it held a portion of its assets in non-Treasury sectors not represented in the Short Duration Income Composite. Indeed, in addition to investment grade corporate bonds, the Fund maintained exposure to several other high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably asset-backed

25

PORTFOLIO RESULTS

securities, mortgage pass-through securities and agency collateralized mortgage obligations. The Fund also had exposure to high yield corporate bonds, quasi-government bonds, commercial mortgage-backed securities and emerging markets debt at the end of the Reporting Period. Further, the Fund maintained a rather neutral U.S. duration position compared to that of the Short Duration Income Composite at the end of the Reporting Period.

Overall, the Fund continued to be flexibly guided by shifting market conditions, and thus we used our actively managed approach to position the Fund to seek to take advantage of such anticipated conditions. At the end of the Reporting Period, we considered all G10 policy rates to be at their effective lower boundary and expected further easing efforts to be centered on quantitative easing and other programs designed to ease credit market stresses. We intend to closely monitor the interaction of monetary and fiscal policy and, in particular, the degree of central bank monetization of new sovereign debt issuance. As always, we also intend to continue to closely monitor economic data, Fed policy, inflation expectations, yield differentials across assets and any shifts in the yield curve, as we strive to navigate the market environment.

26

FUND BASICS

Short Duration Income Fund

as of March 31, 2020

FUND COMPOSITION[1]

Percentage of Net Assets

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificate of deposit and commercial paper. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[2]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

27

GOLDMAN SACHS SHORT DURATION INCOME FUND

Performance Summary

March 31, 2020

The following graph shows the value, as of March 31, 2020, of a $1,000,000 investment made on February 29, 2012 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Goldman Sachs Short Duration Income Fund Composite Index, which is comprised of the Bloomberg Barclays U.S. 1-5 Year Corporate Bond Index (50%), and the Bloomberg Barclays U.S. 1-5 Year Government Bond Index (50%), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Short Duration Income Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from February 29, 2012 through March 31, 2020.

Average Annual Total Return through March 31, 2020*	One Year	Five Years	Since Inception
Class A (Commenced February 29, 2012)
Excluding sales charges	1.41%	1.34%	1.47%
Including sales charges	-0.11%	1.04%	1.28%

Class C (Commenced February 29, 2012)
Excluding contingent deferred sales charges	0.91%	0.94%	1.07%
Including contingent deferred sales charges	0.25%	0.94%	1.07%

Institutional (Commenced February 29, 2012)	1.76%	1.70%	1.84%

Investor (Commenced February 29, 2012)	1.56%	1.59%	1.73%

Class P (Commenced April 20, 2018)	1.66%	N/A	2.65%

Class R (Commenced February 29, 2012)	1.06%	1.09%	1.23%

Class R6 (Commenced July 31, 2015)	1.66%	N/A	1.73%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 1.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (0.65% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

28

PORTFOLIO RESULTS

Goldman Sachs Short-Term Conservative Income Fund

Investment Objective

The Fund seeks to generate current income and secondarily maintain an emphasis on preservation of capital and liquidity.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Short-Term Conservative Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, Administration, Preferred, Investor, Class P and Class R6 Shares generated average annual total returns, without sales charges, of 0.66%, 0.80%, 0.55%, 0.82%, 0.71%, 0.81% and 0.91%, respectively. These returns compare to the 2.73% average annual total return of the Fund’s benchmark, the Bloomberg Barclays Short-Term Government/Corporate Index (“Bloomberg Barclays Index”), during the same time period. The Fund’s secondary benchmark, the ICE BofAML 3-6 Month U.S. Treasury Bill Index, had an average annual total return of 2.56% during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	While the Fund posted positive absolute returns, it underperformed the Bloomberg Barclays Index during the Reporting Period. Both bottom-up and top-down strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our cross-sector strategy detracted most from the Fund’s relative results. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Our duration and yield curve positioning strategy also detracted from the Fund’s performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths.

Bottom-up individual issue selection detracted from the Fund’s performance during the Reporting Period as well.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Cross-sector positioning detracted, driven primarily by the Fund’s overweight to investment grade corporate credit, as spreads, or yield differentials to duration-equivalent U.S. Treasuries, widened during the Reporting Period. The Fund’s implicit, or indirect, exposure to U.S. Treasury spreads via swaps also hurt.

Our individual security selection strategies overall detracted from the Fund’s relative results during the Reporting Period. Selection within the corporate credit sector detracted most, driven primarily by tactical credit curve positioning, our high quality bias and industry exposure within the sector. Within the government/swaps sector, selection hampered results, especially among commercial paper and certificates of deposit.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning detracted from relative results during the Reporting Period. The Fund’s underweight exposure relative to that of the Bloomberg Barclays Index to the six-month and one-year segments of the U.S. Treasury yield curve hurt most, only partially offset by an overweight exposure to the two-year segment of the U.S. Treasury yield curve, which contributed positively.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not use derivatives.

29

PORTFOLIO RESULTS

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s exposure to investment grade corporate debt, especially within the financials industry. We eliminated the Fund’s already-modest exposures to high yield corporate debt and emerging markets debt. We reduced the Fund’s position in cash.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	The Fund’s portfolio management team remained unchanged, led by Dave Fishman and John Olivo. However, there were several key changes to the Goldman Sachs U.S. Fixed Income Investment Management Team during the Reporting Period. After 26 years of distinguished service, Mark Van Wyk, head of Goldman Sachs Asset Management’s (“GSAM”) Government/Swaps strategy retired from the firm at the end of March 2020. Peter Stone has stepped in to lead the U.S. Government/Swaps team, and Simon Dangoor has stepped in to head the global Government/Swaps strategy. Similarly, Jonathan Bayliss, head of Macro Rates retired from the firm. Simon Dangoor stepped in to be the new head of Macro Rates. Peter Stone and Alex Stiles have stepped in to co-head Duration. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and helps to ensure continuity in the Fund.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2020?

A	At the end of the Reporting Period, the Fund had an emphasis on investment grade corporate bonds with lesser allocations to commercial paper, certificates of deposit, cash and cash equivalents and repurchase agreements. Further, the Fund maintained a neutral U.S. duration position compared to that of the Bloomberg Barclays Index at the end of the Reporting Period.

Overall, the Fund continued to be flexibly guided by shifting market conditions, and thus we used our actively managed approach to position the Fund to seek to take advantage of such anticipated conditions. At the end of the Reporting Period, we considered all G10 policy rates to be at their effective lower boundary and expected further easing efforts to be centered on quantitative easing and other programs designed to ease credit market stresses. We intend to closely monitor the interaction of monetary and fiscal policy and, in particular, the degree of central bank monetization of new sovereign debt issuance. As always, we also intend to continue to closely monitor economic data, Fed policy, inflation expectations, yield differentials across assets and any shifts in the yield curve, as we strive to navigate the market environment.

30

FUND BASICS

Short-Term Conservative Income

as of March 31, 2020

PORTFOLIO COMPOSITION[1]

Percentage of Net Assets

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificates of deposit, commercial paper and repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

31

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Performance Summary

March 31, 2020

The following graph shows the value, as of March 31, 2020, of a $1,000,000 investment made on February 28, 2014 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmarks, the Bloomberg Barclays Short-Term Government/Corporate Index and the ICE Bank of America Merrill Lynch 3-6 Month U.S. Treasury Bill Index, are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Short-Term Conservative Income Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from February 28, 2014 through March 31, 2020.

Average Annual Total Return through March 31, 2020*	One Year	Five Years	Since Inception
Class A (Commenced October 31, 2016)	0.66%	N/A	1.32%

Institutional (Commenced February 28, 2014)	0.80%	1.37%	1.18%

Administration (Commenced February 28, 2014)	0.55%	1.11%	0.93%

Preferred (Commenced October 31, 2016)	0.82%	N/A	1.54%

Investor (Commenced August 14, 2018)	0.71%	N/A	1.47%

Class P (Commenced April 20, 2018)	0.81%	N/A	1.69%

Class R6 (Commenced November 30, 2017)	0.91%	N/A	1.78%

*	These returns assume reinvestment of all distributions at NAV.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

32

FUND BASICS

Index Definitions

The Enhanced Income Composite is an equal weight blend of the ICE BofAML Six-Month U.S. Treasury Bill Index and the ICE BofAML One-Year U.S. Treasury Note Index.

The ICE BofAML Six-Month U.S. Treasury Bill Index measures the performance of Treasury Bills with time to maturity of less than 6 months. The BofAML One-Year U.S. Treasury Note Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year. The ICE BofAML Six-Month U.S. Treasury Bill Index and BofAML One-Year U.S. Treasury Note Index, as reported by Bank of America Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Bloomberg Barclays U.S. Government/Mortgage Index, an unmanaged index, measures the performance of U.S. government bonds and mortgage-related securities. The Bloomberg Barclays U.S. Government/Mortgage Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The ICE BofAML Three-Month U.S. Treasury Bill Index, an unmanaged index, measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity, as reported by Bank of America Merrill Lynch, and does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity, and, as a portion of the index, total a minimum amount outstanding of 100 million U.S. dollars. The Bloomberg Barclays U.S. TIPS Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The ICE BofAML Two-Year U.S. Treasury Note Index is a one-security index comprised of the most recently issued two-year U.S. Treasury note. The BofAML Two-Year U.S. Treasury Note Index is rebalanced monthly. In order to qualify for inclusion, a twoyear note must be auctioned on or before the third business day before the last business day of the month. The BofAML Two-Year U.S. Treasury Note Index, an unmanaged index, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The Goldman Sachs Short Duration Income Fund Composite Index is comprised of the Bloomberg Barclays U.S. 1-5 Year Corporate Bond Index (50%) and the Bloomberg Barclays U.S. 1-5 Year Government Bond Index (50%).

The Bloomberg Barclays U.S. 1-5 Year Corporate Bond Index provides a broad based measure of the global investment grade corporate sector with final maturities ranging between one and five years. The corporate sectors include industrial, utility and finance, for U.S. and non-U.S. corporations. The Bloomberg Barclays U.S. 1-5 Year Corporate Bond Index, an unmanaged index, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Bloomberg Barclays U.S. 1-5 Year Government Bond Index provides a broad based measure of securities issued by the U.S. government with final maturities ranging from one to five years. This includes public obligations of the U.S. Treasury, U.S. government agencies, quasi-federal corporations and corporate or foreign debt guaranteed by the U.S. government. The Bloomberg Barclays U.S. 1-5 Year Government Bond Index, an unmanaged index, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Bloomberg Barclays Short-Term Government/Corporate Index, an unmanaged index measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government related bonds, and investment grade U.S. corporate bonds.

ICE BofAML 3-6 Month US Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90 to 180-day maturity. The Bank of America Merrill Lynch 3-6 Month U.S. Treasury Bill Index, an unmanaged index, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

33

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments

March 31, 2020

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 70.8%
Aerospace & Defense – 1.0%
General Dynamics Corp.
$1,700,000	3.000%		05/11/21	$1,717,714
900,000	2.250	(a)	11/15/22	905,580
Northrop Grumman Corp.
1,188,000	3.500		03/15/21	1,194,237

				3,817,531

Agriculture – 0.7%
Altria Group, Inc.
1,525,000	3.490		02/14/22	1,547,890
Archer-Daniels-Midland Co.(a)
750,000	3.375		03/15/22	766,193
600,000	2.750		03/27/25	607,440

				2,921,523

Apparel(a) – 0.2%
NIKE, Inc.
725,000	2.400		03/27/25	751,318

Automotive – 4.0%
BMW US Capital LLC(b)(c) (3M USD LIBOR + 0.370%)
2,500,000	2.074		08/14/20	2,502,900
Daimler Finance North America LLC(c) (3M USD LIBOR + 0.550%)
800,000	2.301	(b)	05/04/21	752,696
775,000	3.350		05/04/21	763,437
Toyota Motor Credit Corp.(b) (3M USD LIBOR + 0.150%)
8,000,000	1.846		08/21/20	7,961,120
Volkswagen Group of America Finance LLC(b)(c) (3M USD LIBOR + 0.770%)
4,000,000	2.477		11/13/20	3,951,160

				15,931,313

Banks – 21.6%
ABN AMRO Bank NV(c)
2,100,000	2.650		01/19/21	2,095,023
600,000	3.400		08/27/21	603,636
Banco Santander SA
1,400,000	2.706		06/27/24	1,384,488
Bank of America Corp.(a)(b)
(3M USD LIBOR + 0.630%)
850,000	3.499		05/17/22	860,013
(3M USD LIBOR + 0.790%)
4,125,000	3.004		12/20/23	4,204,159
(3M USD LIBOR + 0.940%)
1,300,000	3.864		07/23/24	1,357,694
Bank of America NA(a)(b) (3M USD LIBOR + 0.650%)
500,000	3.335		01/25/23	509,755
Bank of Montreal
750,000	2.050		11/01/22	745,605
Banque Federative du Credit Mutuel SA(c)
1,700,000	2.125		11/21/22	1,661,461
Barclays Bank PLC(b) (3M USD LIBOR + 0.400%)
5,000,000	2.096		08/21/20	4,957,800
BNP Paribas SA(c)
900,000	2.950		05/23/22	894,546
BPCE SA
1,725,000	2.650		02/03/21	1,725,241

Corporate Obligations – (continued)
Banks – (continued)
CIT Group, Inc.(a)
75,000	4.750		02/16/24	72,750
Citigroup, Inc.(a)
4,575,000	2.750		04/25/22	4,618,462
925,000	2.700		10/27/22	930,513
Citizens Bank NA(a)
1,200,000	3.250		02/14/22	1,215,660
Cooperatieve Rabobank UA (3M USD LIBOR + 0.430%)
450,000	2.224	(b)	04/26/21	443,192
550,000	3.125		04/26/21	553,867
Credit Suisse Group Funding Guernsey Ltd.
4,575,000	3.450		04/16/21	4,603,731
Deutsche Bank AG
2,075,000	2.700		07/13/20	2,043,356
Fifth Third Bank(a)
1,125,000	1.800		01/30/23	1,108,271
HSBC Holdings PLC(a)(b) (3M USD LIBOR + 0.600%)
1,600,000	2.292		05/18/21	1,571,824
ING Bank NV(c)
1,725,000	2.750		03/22/21	1,718,962
JPMorgan Chase & Co.(a)(b)
(3M USD LIBOR + 0.610%)
2,150,000	1.499		06/18/22	2,097,174
(3M USD LIBOR + 0.610%)
1,900,000	3.514		06/18/22	1,929,184
(3M USD LIBOR + 0.695%)
1,775,000	3.207		04/01/23	1,806,204
KeyBank NA
675,000	2.400		06/09/22	675,979
Lloyds Bank PLC (3M USD LIBOR + 0.490%)
1,025,000	2.232	(b)	05/07/21	1,009,031
1,050,000	3.300		05/07/21	1,050,210
Macquarie Bank Ltd.(c)
1,225,000	2.100		10/17/22	1,216,927
Mitsubishi UFJ Financial Group, Inc.
1,000,000	2.623		07/18/22	998,540
1,550,000	3.761		07/26/23	1,605,118
Morgan Stanley, Inc.
450,000	2.500		04/21/21	451,251
(3M USD LIBOR + 1.180%)
4,575,000	2.999	(a)(b)	01/20/22	4,549,105
950,000	3.125		01/23/23	971,062
MUFG Union Bank NA(a)
1,325,000	3.150		04/01/22	1,326,457
650,000	2.100		12/09/22	630,318
National Bank of Canada(b) (3M USD LIBOR + 0.160%)
3,000,000	1.855		08/20/20	2,982,420
NatWest Markets PLC(c)
2,000,000	3.625		09/29/22	1,994,320
Nordea Bank Abp(c)
1,900,000	2.500		09/17/20	1,914,155
Royal Bank of Canada
1,125,000	1.950		01/17/23	1,113,525
Santander UK PLC
775,000	2.500		01/05/21	770,459
950,000	2.100		01/13/23	922,013

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
Standard Chartered PLC(a)(b)(c) (3M USD LIBOR + 1.150%)
$1,200,000	4.247%		01/20/23	$1,205,304
State Street Corp.(a)(b)(c)(SOFR + 2.690%)
450,000	2.825		03/30/23	454,266
The Huntington National Bank(a)
1,250,000	3.125		04/01/22	1,266,538
1,050,000	1.800		02/03/23	1,029,956
The Toronto-Dominion Bank(b) (3M USD LIBOR + 0.300%)
3,000,000	2.063		05/01/20	2,993,700
Truist Bank(a) (3M USD LIBOR + 0.500%)
1,450,000	3.525	(b)	10/26/21	1,473,098
1,700,000	1.250		03/09/23	1,645,192
UBS Group AG(c)
2,625,000	2.650		02/01/22	2,608,121
Wells Fargo & Co.
3,200,000	2.100		07/26/21	3,195,424
Westpac Banking Corp.
650,000	2.000		01/13/23	646,406

				86,411,466

Beverages – 1.8%
Anheuser-Busch InBev Finance, Inc.(a)
2,225,000	3.300		02/01/23	2,289,658
Constellation Brands, Inc.(a)
975,000	2.700		05/09/22	954,467
1,950,000	3.200		02/15/23	1,949,259
Diageo Capital PLC
1,350,000	3.000		05/18/20	1,350,041
The Coca-Cola Co.
525,000	2.950		03/25/25	560,768

				7,104,193

Building Materials(a)(c) – 0.3%
Carrier Global Corp.
1,025,000	1.923		02/15/23	1,008,323

Chemicals – 0.8%
Celanese US Holdings LLC(a)
350,000	3.500		05/08/24	331,751
Syngenta Finance NV(c)
1,210,000	3.698		04/24/20	1,211,730
1,485,000	3.933		04/23/21	1,398,722
The Sherwin-Williams Co.(a)
64,000	2.750		06/01/22	64,129

				3,006,332

Commercial Services – 1.1%
IHS Markit Ltd.(a)
2,223,000	5.000	(c)	11/01/22	2,331,638
475,000	3.625		05/01/24	482,519
PayPal Holdings, Inc.
1,800,000	2.200		09/26/22	1,780,668

				4,594,825

Computers(a) – 1.7%
Dell International LLC/EMC Corp.(c)
1,175,000	4.420		06/15/21	1,186,832

Corporate Obligations – (continued)
Computers(a) – (continued)
Dell International LLC/EMC Corp.(c) – (continued)
2,400,000	5.450		06/15/23	2,461,632
Hewlett Packard Enterprise Co.
625,000	3.500		10/05/21	627,981
2,475,000	2.250		04/01/23	2,408,175

				6,684,620

Cosmetics/Personal Care(a) – 0.0%
The Procter & Gamble Co.
175,000	2.450		03/25/25	183,258

Diversified Financial Services – 5.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust(a)
725,000	4.450		12/16/21	660,381
1,500,000	4.125		07/03/23	1,361,745
AIG Global Funding(c)
675,000	2.150		07/02/20	671,794
(3M USD LIBOR + 0.460%)
525,000	1.676	(b)	06/25/21	514,936
675,000	3.350		06/25/21	680,731
Air Lease Corp.
1,425,000	3.500		01/15/22	1,291,435
500,000	2.250		01/15/23	418,960
1,150,000	2.750	(a)	01/15/23	967,633
825,000	2.300	(a)	02/01/25	650,158
Ally Financial, Inc.
400,000	4.125		02/13/22	393,000
American Express Co.(a)
1,350,000	3.375		05/17/21	1,366,429
American Express Credit Corp.(a)
1,275,000	2.375		05/26/20	1,274,286
Avolon Holdings Funding Ltd.(a)(c)
1,550,000	3.625		05/01/22	1,372,959
675,000	2.875		02/15/25	533,722
Capital One Financial Corp.(a)
1,600,000	3.450		04/30/21	1,603,632
(3M USD LIBOR + 0.720%)
1,300,000	2.490	(b)	01/30/23	1,207,375
TD Ameritrade Holding Corp.(a)(b) (3M USD LIBOR + 0.430%)
2,950,000	2.193		11/01/21	2,864,420
The Charles Schwab Corp.(a) (3M USD LIBOR + 0.320%)
1,100,000	2.016	(b)	05/21/21	1,075,998
1,125,000	3.250		05/21/21	1,135,552

				20,045,146

Electrical – 5.0%
American Electric Power Co., Inc.
1,475,000	2.150		11/13/20	1,462,964
Berkshire Hathaway Energy Co.(a)(c)
650,000	4.050		04/15/25	702,767
CenterPoint Energy, Inc.(a)
1,850,000	2.500		09/01/22	1,817,495
Dominion Energy, Inc.
2,700,000	2.715	(d)	08/15/21	2,664,252
1,200,000	2.450	(c)	01/15/23	1,186,908
DTE Energy Co.
475,000	2.600		06/15/22	463,595

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Electrical – (continued)
FirstEnergy Corp.(a)
$400,000	2.050%	03/01/25	$371,532
Florida Power & Light Co.(a)
375,000	2.850	04/01/25	391,339
Georgia Power Co.
1,000,000	2.100	07/30/23	976,110
NextEra Energy Capital Holdings, Inc.
925,000	3.342	09/01/20	925,222
1,200,000	2.900	04/01/22	1,211,784
NRG Energy, Inc.(a)(c)
1,225,000	3.750	06/15/24	1,210,741
Pinnacle West Capital Corp.
575,000	2.250	11/30/20	571,820
Public Service Enterprise Group, Inc.(a)
675,000	2.875	06/15/24	673,947
Sempra Energy(a)(b) (3M USD LIBOR + 0.500%)
1,700,000	2.331	01/15/21	1,610,291
Southern Power Co.(a)
1,150,000	2.500	12/15/21	1,124,493
Vistra Operations Co. LLC(a)(c)
875,000	3.550	07/15/24	823,174
WEC Energy Group, Inc.
1,400,000	3.375	06/15/21	1,402,702
525,000	3.100	03/08/22	530,927

			20,122,063

Food & Drug Retailing – 1.0%
General Mills, Inc.(b) (3M USD LIBOR + 0.540%)
1,350,000	2.383	04/16/21	1,327,144
Mondelez International Holdings Netherlands B.V.(c)
775,000	2.125	09/19/22	768,490
Nestle Holdings, Inc.(a)(c)
1,200,000	3.100	09/24/21	1,218,036
Sysco Corp.(a)
625,000	2.600	10/01/20	618,769

			3,932,439

Gas(a) – 0.3%
NiSource, Inc.
1,075,000	2.650	11/17/22	1,085,987

Healthcare Providers & Services – 1.0%
DH Europe Finance II S.a.r.l.
1,000,000	2.050	11/15/22	981,370
Humana, Inc.
1,550,000	2.500	12/15/20	1,540,979
UnitedHealth Group, Inc.
1,500,000	1.950	10/15/20	1,499,460

			4,021,809

Insurance – 2.3%
Jackson National Life Global Funding(b)(c) (3M USD LIBOR + 0.300%)
3,500,000	2.094	04/27/20	3,498,740
Marsh & McLennan Cos., Inc.
1,675,000	3.500	12/29/20	1,676,189

Corporate Obligations – (continued)
Insurance – (continued)
Metropolitan Life Global Funding I(c)
1,625,000	3.375	01/11/22	1,690,829
575,000	1.950	01/13/23	563,506
Reliance Standard Life Global Funding II(c)
1,600,000	2.625	07/22/22	1,609,360
275,000	2.150	01/21/23	271,334

			9,309,958

Internet – 0.5%
Amazon.com, Inc.
1,825,000	1.900	08/21/20	1,823,467

Lodging – 0.2%
Marriott International, Inc.
950,000	2.125	10/03/22	853,452

Machinery-Diversified – 0.5%
John Deere Capital Corp.
300,000	3.200	01/10/22	306,339
400,000	1.200	04/06/23	391,284
Otis Worldwide Corp.(a)(b)(c) (3M USD LIBOR + 0.450%)
1,525,000	2.088	04/05/23	1,444,739

			2,142,362

Media – 3.4%
Charter Communications Operating LLC/Charter Communications Operating Capital(a)
3,600,000	4.464	07/23/22	3,718,728
Comcast Corp.(b)
(3M USD LIBOR + 0.330%)
1,550,000	1.763	10/01/20	1,539,863
(3M USD LIBOR + 0.440%)
1,050,000	1.873	10/01/21	1,025,535
Fox Corp.
2,475,000	3.666	01/25/22	2,527,741
Sky Ltd.(c)
1,550,000	3.125	11/26/22	1,608,450
The Walt Disney Co.
825,000	3.350	03/24/25	898,475
Time Warner Cable LLC(a)
1,024,000	4.000	09/01/21	1,025,669
Time Warner Entertainment Co. LP
1,000,000	8.375	03/15/23	1,109,380

			13,453,841

Mining(a)(c) – 0.1%
Glencore Funding LLC
575,000	3.000	10/27/22	538,752

Miscellaneous Manufacturing – 0.7%
General Electric Co.(b) (3M USD LIBOR + 0.800%)
1,565,000	2.631	04/15/20	1,565,000
Ingersoll-Rand Global Holding Co. Ltd.
1,300,000	2.900	02/21/21	1,303,926

			2,868,926

Oil Field Services – 2.2%
BP Capital Markets PLC
2,550,000	3.561	11/01/21	2,573,562

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Oil Field Services – (continued)
Exxon Mobil Corp.(a)
$900,000	2.992%		03/19/25	$945,873
Newfield Exploration Co.
1,250,000	5.750		01/30/22	849,475
Occidental Petroleum Corp.
1,700,000	2.600		08/13/21	1,362,278
(3M USD LIBOR + 1.450%)
1,950,000	3.142	(a)(b)	08/15/22	1,292,323
Phillips 66(a)(b)(c) (3M USD LIBOR + 0.750%)
750,000	2.581		04/15/20	746,340
Schlumberger Finance Canada Ltd.(c)
850,000	2.200		11/20/20	839,052

				8,608,903

Pharmaceuticals – 5.7%
AbbVie, Inc.
1,225,000	3.375		11/14/21	1,252,073
2,350,000	2.150	(c)	11/19/21	2,346,099
1,975,000	2.300	(c)	11/21/22	1,973,223
Bayer US Finance II LLC(a)(b)(c) (3M USD LIBOR + 0.630%)
2,225,000	1.846		06/25/21	2,160,697
Becton Dickinson & Co.(a) (3M USD LIBOR + 0.875%)
2,025,000	2.250	(b)	12/29/20	1,956,656
600,000	2.894		06/06/22	595,752
Bristol-Myers Squibb Co.(c)
1,175,000	2.550		05/14/21	1,189,805
1,325,000	2.600		05/16/22	1,350,771
Cigna Corp.
1,275,000	3.200		09/17/20	1,277,805
2,900,000	3.400		09/17/21	2,926,680
CVS Health Corp.(a)
2,200,000	2.125		06/01/21	2,194,566
2,276,000	3.700		03/09/23	2,359,097
1,325,000	4.000		12/05/23	1,383,764

				22,966,988

Pipelines(a) – 2.1%
Kinder Morgan Energy Partners LP
2,275,000	3.950		09/01/22	2,253,433
MPLX LP(b)
(3M USD LIBOR + 0.900%)
725,000	1.899		09/09/21	711,689
(3M USD LIBOR + 1.100%)
1,050,000	2.099		09/09/22	1,001,207
Plains All American Pipeline LP/PAA Finance Corp.
1,250,000	3.650		06/01/22	1,146,100
Sabine Pass Liquefaction LLC
2,300,000	6.250		03/15/22	2,230,977
Sunoco Logistics Partners Operations LP
1,222,000	4.400		04/01/21	1,182,957

				8,526,363

Real Estate Investment Trust(a) – 0.3%
American Tower Corp.
1,125,000	3.300		02/15/21	1,125,259

Retailing – 0.4%
Dollar Tree, Inc.(a)(b) (3M USD LIBOR + 0.700%)
950,000	2.536		04/17/20	946,447

Corporate Obligations – (continued)
Retailing – (continued)
The Home Depot, Inc.
550,000	3.250		03/01/22	567,738

				1,514,185

Savings & Loans(c) – 0.5%
Nationwide Building Society
1,325,000	2.000		01/27/23	1,296,883
(3M USD LIBOR + 1.181%)
700,000	3.622	(a)(b)	04/26/23	695,443

				1,992,326

Semiconductors – 1.9%
Broadcom Corp./Broadcom Cayman Finance Ltd.(a)
1,550,000	3.000		01/15/22	1,534,996
Broadcom, Inc.(c)
1,600,000	3.125		04/15/21	1,580,656
3,125,000	3.125		10/15/22	3,093,094
1,475,000	3.625	(a)	10/15/24	1,446,385

				7,655,131

Software – 1.4%
Adobe, Inc.
450,000	1.700		02/01/23	455,197
Fiserv, Inc.(a)
1,025,000	2.700		06/01/20	1,025,072
825,000	3.800		10/01/23	857,967
2,025,000	2.750		07/01/24	2,029,293
Oracle Corp.(a)
1,400,000	2.500		04/01/25	1,429,022

				5,796,551

Telecommunication Services – 2.6%
AT&T, Inc.
350,000	2.800	(a)	02/17/21	350,056
(3M USD LIBOR + 0.950%)
1,245,000	2.781	(b)	07/15/21	1,223,325
425,000	3.875		08/15/21	432,930
1,625,000	3.000		02/15/22	1,637,074
474,000	3.200	(a)	03/01/22	480,821
1,075,000	3.000	(a)	06/30/22	1,078,397
Verizon Communications, Inc.
4,375,000	2.946		03/15/22	4,466,612
725,000	3.125		03/16/22	745,438

				10,414,653

Transportation(a) – 0.5%
Ryder System, Inc.
875,000	2.875		06/01/22	851,568
United Parcel Service, Inc.
1,000,000	3.900		04/01/25	1,082,490

				1,934,058

TOTAL CORPORATE OBLIGATIONS
(Cost $287,380,055)				$283,147,321

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – 17.0%
Automotive – 5.8%
Ally Master Owner Trust Series 2017-3, Class A2
$3,750,000	2.040%	06/15/22	$3,738,247
Ally Master Owner Trust Series 2018-1, Class A2
5,900,000	2.700	01/17/23	5,883,432
Ford Credit Auto Owner Trust Series 2016-2, Class A(c)
500,000	2.030	12/15/27	494,037
Ford Credit Floorplan Master Owner Trust Series 2017-2, Class A1
5,200,000	2.160	09/15/22	5,143,794
Ford Credit Floorplan Master Owner Trust Series 2018-3, Class A1
3,250,000	3.520	10/15/23	3,250,727
NextGear Floorplan Master Owner Trust Series 2018-1A, Class A1(b)(c) (1M USD LIBOR + 0.640%)
1,750,000	1.345	02/15/23	1,632,555
Nissan Master Owner Receivables Trust Series 2017-C, Class A(b) (1M USD LIBOR + 0.320%)
3,100,000	1.025	10/17/22	3,044,788

			23,187,580

Credit Card – 5.0%
American Express Credit Account Master Trust Series 2019-2, Class A
2,050,000	2.670	11/15/24	2,095,550
Capital One Multi-Asset Execution Trust Series 2016-A5, Class A5
2,100,000	1.660	06/17/24	2,071,699
Evergreen Credit Card Trust Series 2019-1, Class A(b)(c) (1M USD LIBOR + 0.480%)
6,300,000	1.185	01/15/23	5,993,907
Evergreen Credit Card Trust Series 2019-2, Class A(c)
2,900,000	1.900	09/15/24	2,727,935
Master Credit Card Trust II Series 2020-1A, Class A(c)
3,600,000	1.990	09/21/24	3,562,567
Trillium Credit Card Trust II Series 2019-2A, Class A(c)
3,450,000	3.038	01/26/24	3,416,775

			19,868,433

Home Equity(b) – 0.0%
Centex Home Equity Loan Trust Series 2004-D, Class MV3 (1M USD LIBOR + 1.000%)
49,992	1.947	09/25/34	42,316
Morgan Stanley ABS Capital I, Inc. Trust Series 2004-HE4, Class M3 (1M USD LIBOR + 2.250%)
8,216	3.197	05/25/34	8,001

			50,317

Student Loan(b) – 6.2%
Access Group, Inc. Series 2013-1, Class A(c) (1M USD LIBOR + 0.500%)
1,052,237	1.447	02/25/36	937,109
ECMC Group Student Loan Trust Series 2017-1A, Class A(c) (1M USD LIBOR + 1.200%)
2,638,386	2.147	12/27/66	2,336,722
Education Loan Asset-Backed Trust I Series 2013-1, Class A1(c) (1M USD LIBOR + 0.800%)
355,096	1.747	06/25/26	331,178

Asset-Backed Securities – (continued)
Student Loan(b) – (continued)
Educational Services of America, Inc. Series 2014-1, Class A(c) (1M USD LIBOR + 0.700%)
1,178,281	1.647	02/25/39	1,088,688
GCO Education Loan Funding Master Trust II Series 2007-1A, Class A6L(c) (3M LIBOR + 0.110%)
393,614	2.020	11/25/26	378,582
Illinois Student Assistance Commission Series 2010-1, Class A3 (3M USD LIBOR + 0.900%)
1,186,778	2.694	07/25/45	1,116,265
Navient Student Loan Trust Series 2016-7A, Class A(c) (1M USD LIBOR + 1.150%)
977,998	2.097	03/25/66	939,489
Navient Student Loan Trust Series 2017-2A, Class A(c) (1M USD LIBOR + 1.050%)
2,511,389	1.997	12/27/66	2,360,089
Nelnet Student Loan Trust Series 2012-3A, Class A(c) (1M USD LIBOR + 0.700%)
3,346,204	1.647	02/25/45	3,189,780
Northstar Education Finance, Inc. Series 2012-1, Class A(c) (1M USD LIBOR + 0.700%)
770,554	1.647	12/26/31	728,834
PHEAA Student Loan Trust Series 2014-3A, Class A(c) (1M USD LIBOR + 0.590%)
4,962,525	1.537	08/25/40	4,678,597
SLC Student Loan Center Series 2011-1, Class A(c) (1M USD LIBOR + 1.220%)
2,746,378	2.167	10/25/27	2,603,988
SLM Student Loan Trust Series 2007-1, Class A5 (3M USD LIBOR + 0.090%)
1,686,327	1.884	01/26/26	1,642,445
South Texas Higher Education Authority, Inc. Series 2012-1, Class A2 (3M USD LIBOR + 0.850%)
240,053	2.759	10/01/24	234,390
Utah State Board of Regents Series 2011-1, Class A3 (3M USD LIBOR + 0.850%)
1,100,000	2.613	05/01/35	1,090,375
Utah State Board of Regents Series 2016-1, Class A (1M USD LIBOR + 0.750%)
1,283,125	1.697	09/25/56	1,241,833

			24,898,364

TOTAL ASSET-BACKED SECURITIES
(Cost $70,335,206)			$68,004,694

Municipal Debt Obligation(a)(b) – 0.1%
Utah – 0.1%
Utah State Board of Regents Student Loan RB (Taxable) Series 2011, Class A2 (3M USD LIBOR + 0.000%)
$263,874	2.613%	05/01/29	$263,743
(Cost $264,278)

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

U.S. Treasury Obligations – 5.6%
United States Treasury Inflation Indexed Notes(e)
$5,720,415	0.125%		07/15/22	$5,661,388
United States Treasury Notes
155,000	1.375		04/30/21	156,962
210,000	2.875	(e)	10/15/21	218,408
14,990,000	2.875	(e)	10/31/23	16,342,613

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $21,790,532)				$22,379,371

Shares	Dividend Rate	Value

Investment Company(f) – 0.3%
Goldman Sachs Financial Square Money Market Fund – Institutional Shares
1,447,260	0.760%	$1,446,103
(Cost $1,447,685)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $381,217,756)		$375,241,232

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments – 6.2%
Certificates of Deposit(b) – 4.7%
Bayerische Landesbank (3M USD LIBOR + 0.470%)
$3,000,000	2.221%	02/03/22	$2,934,214
Credit Agricole Corporate & Investment Bank
(3M USD LIBOR + 0.385%)
2,650,000	2.116	05/11/20	2,649,685
(3M USD LIBOR + 0.480%)
3,000,000	1.376	09/10/21	2,952,774
Credit Suisse AG (SOFR + 0.300%)
1,000,000	0.310	06/19/20	998,486
Nordea Bank AB NY
2,270,000	2.061	05/05/21	2,152,334
Standard Chartered Bank
3,000,000	1.309	09/18/20	2,996,817
Sumitomo Mitsui Banking Corp. (3M USD LIBOR + 0.350%)
4,190,000	2.193	07/16/21	4,124,041

			18,808,351

Commercial Paper(g) – 1.5%
Church & Dwight Co., Inc.
4,000,000	0.000	07/24/20	3,958,894

Short-term Investments – (continued)
Commercial Paper(g) – (continued)
NatWest Markets PLC
2,000,000	0.000	07/17/20	1,980,956

			5,939,850

TOTAL SHORT-TERM INVESTMENTS
(Cost $25,073,020)			$24,748,201

TOTAL INVESTMENTS – 100.0%
(Cost $406,290,776)			$399,989,433

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.0)%			(80,968)

NET ASSETS – 100.0%			$399,908,465

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2020.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(d)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2020.

(e)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(f)	Represents an affiliated issuer.

(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Currency Abbreviations:
USD	—U.S. Dollar

Investment Abbreviations:
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
RB	—Revenue Bond
SOFR	—Secured Overnight Funding Rate

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)

March 31, 2020

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2020, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
1 Month SOFR	25	07/31/20	$10,411,250	$92,242
2 Year U.S. Treasury Notes	378	06/30/20	83,304,703	1,212,502

Total				$1,304,744
Short position contracts:
30 Day Federal Funds	(25)	07/31/20	(10,411,249)	(92,347)
5 Year U.S. Treasury Notes	(490)	06/30/20	(61,426,094)	(1,913,529)
Eurodollars	(167)	12/14/20	(41,608,050)	(994,150)
Eurodollars	(143)	03/15/21	(35,648,113)	(921,244)

Total				$(3,921,270)

TOTAL FUTURES CONTRACTS				$(2,616,526)

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – 47.3%
Collateralized Mortgage Obligations – 1.6%
Interest Only(a) – 0.0%
FNMA STRIPS Series 151, Class 2
$105	9.500%	07/25/22	$5

Inverse Floaters(b) – 0.0%
GNMA REMIC Series 2002-13, Class SB (-1x1M USD LIBOR + 37.567%)
14,916	34.278	02/16/32	21,384

Principal Only(c) – 0.0%
FNMA REMIC Series G-35, Class N
49	0.000	10/25/21	49

Regular Floater(b) – 0.4%
NCUA Guaranteed Notes Trust Series 2010-R1, Class 1A (1M LIBOR + 0.450%)
464,183	1.466	10/07/20	460,502
NCUA Guaranteed Notes Trust Series 2010-R2, Class 2A (1M LIBOR + 0.470%)
1,084,262	1.486	11/05/20	1,074,344

			1,534,846

Sequential Fixed Rate – 1.0%
FHLMC REMIC Series 2329, Class ZA
305,412	6.500	06/15/31	349,598
FHLMC REMIC Series 4246, Class PT
97,102	6.500	02/15/36	115,569
FHLMC REMIC Series 4273, Class PD
524,230	6.500	11/15/43	635,602
FNMA REMIC Series 2011-52, Class GB
501,345	5.000	06/25/41	574,611
FNMA REMIC Series 2011-99, Class DB
492,947	5.000	10/25/41	563,588
FNMA REMIC Series 2012-111, Class B
59,394	7.000	10/25/42	73,292
FNMA REMIC Series 2012-153, Class B
270,005	7.000	07/25/42	340,779
GNMA REMIC Series 2002-42, Class KZ
792,289	6.000	06/16/32	893,203

			3,546,242

Sequential Floating Rate(b) – 0.2%
Angel Oak Mortgage Trust I LLC Series 2018-2, Class A1(d)
471,853	3.674	07/27/48	453,114
FHLMC REMIC Series 1760, Class ZB (10 Year CMT – 0.600%)
36,302	0.920	05/15/24	36,139
Merrill Lynch Mortgage Investors Trust Series 2004-E, Class A2B (6M USD LIBOR + 0.720%)
133,306	1.693	11/25/29	112,258

			601,511

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$5,704,037

Commercial Mortgage-Backed Securities – 0.4%
Sequential Fixed Rate – 0.4%
BANK Series 2019-BN24, Class A3
$1,400,000	2.960%	11/15/62	$1,452,682

Mortgage-Backed Obligations – (continued)
Federal Agencies – 45.3%
Adjustable Rate FHLMC(b) – 0.1%
(1 Year CMT + 2.224%)
3,835	3.974	11/01/32	3,998
(1 Year CMT + 2.250%)
261,479	4.323	09/01/33	271,198

			275,196

Adjustable Rate FNMA(b) – 0.4%
(12M USD LIBOR + 1.670%)
17,555	3.670	11/01/32	18,161
(12M USD LIBOR + 1.591%)
32,811	3.591	12/01/32	33,882
(6M USD LIBOR + 1.413%)
340,931	3.413	05/01/33	346,293
(1 Year CMT + 2.223%)
10,124	4.571	06/01/33	10,480
(12M USD LIBOR + 1.656%)
324,716	3.715	10/01/33	335,776
(1 Year CMT + 2.196%)
229,894	3.858	02/01/35	239,406
(12M USD LIBOR + 1.531%)
257,129	3.781	09/01/35	264,626

			1,248,624

Adjustable Rate GNMA(b) – 0.4%
(1 Year CMT + 1.500%)
16,575	3.875	06/20/23	16,933
8,704	3.250	07/20/23	8,867
8,355	3.250	08/20/23	8,514
18,819	3.250	09/20/23	19,178
6,672	4.000	03/20/24	6,813
59,934	3.875	04/20/24	61,368
8,034	3.875	05/20/24	8,228
68,379	3.875	06/20/24	70,065
40,466	3.250	07/20/24	41,373
57,299	3.250	08/20/24	58,571
17,198	3.250	09/20/24	17,570
23,455	3.125	11/20/24	24,047
25,286	3.125	12/20/24	26,019
15,426	4.000	01/20/25	15,812
9,324	4.000	02/20/25	9,559
35,463	3.875	05/20/25	36,486
28,241	3.250	07/20/25	28,994
12,742	4.000	02/20/26	13,069
699	3.250	07/20/26	717
34,263	4.000	01/20/27	35,227
13,917	4.000	02/20/27	14,293
106,968	3.875	04/20/27	110,167
10,485	3.875	05/20/27	10,804
15,948	3.875	06/20/27	16,436
5,699	3.125	11/20/27	5,864
16,397	3.125	12/20/27	16,877
38,874	4.000	01/20/28	39,976
12,286	4.000	02/20/28	12,636
13,748	4.000	03/20/28	14,148
62,596	3.250	07/20/29	64,451

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate GNMA(b) – (continued)
(1 Year CMT + 1.500%) – (continued)
$39,267	3.250%	08/20/29		$40,435
7,217	3.250	09/20/29		7,431
31,995	3.125	10/20/29		32,998
46,034	3.125	11/20/29		47,501
8,691	3.125	12/20/29		8,966
12,331	4.000	01/20/30		12,712
5,265	4.000	02/20/30		5,429
36,832	4.000	03/20/30		37,975
37,891	3.875	04/20/30		39,169
100,651	3.875	05/20/30		104,047
10,687	3.875	06/20/30		11,044
87,639	3.250	07/20/30		90,598
17,612	3.250	09/20/30		18,207
27,963	3.125	10/20/30		28,873
53,708	4.000	03/20/32		55,483

				1,353,930

FHLMC – 1.5%
3,790	6.500	07/01/21		3,870
561	6.500	08/01/22		583
12,248	9.000	10/01/22		12,358
36,694	4.500	10/01/23		37,988
163,488	5.000	08/01/24		170,550
17,681	6.500	07/01/28		18,702
261,570	4.500	03/01/29		284,774
3,647	8.000	07/01/30		3,987
11,944	5.000	08/01/33		13,355
2,346	5.000	09/01/33		2,623
4,421	5.000	10/01/33		4,943
3,010	5.000	11/01/34		3,344
169,697	5.000	12/01/34		188,565
8,295	5.000	07/01/35		9,216
879	5.000	11/01/35		983
16,059	5.000	12/01/35		17,900
23,888	5.000	02/01/37		26,336
2,019	5.000	03/01/38		2,225
87,570	5.000	07/01/39		97,226
13,834	4.000	06/01/40		15,036
5,802	5.000	08/01/40		6,424
1,781	4.500	11/01/40		1,961
122,319	4.000	02/01/41		133,030
1,271	5.000	04/01/41		1,402
5,706	5.000	06/01/41		6,294
218,377	5.000	07/01/41		240,365
9,074	4.000	11/01/41		9,861
12,611	3.000	05/01/42		13,376
14,782	3.000	08/01/42		15,679
15,449	3.000	01/01/43		16,364
61,359	3.000	02/01/43		65,021
1,619,447	4.000	03/01/48		1,731,643
1,950,778	4.000	04/01/48		2,081,880

				5,237,864

Mortgage-Backed Obligations – (continued)
FNMA – 0.1%
3,474	6.500	11/01/28		3,829
33,890	7.000	07/01/31		39,692
381,463	5.500	07/01/33		428,492

				472,013

GNMA – 19.2%
31,783	7.000	12/15/27		35,119
11,405	6.500	08/15/28		12,604
71,778	6.000	01/15/29		79,874
90,054	7.000	10/15/29		99,818
31,502	5.500	11/15/32		35,226
574,297	5.500	12/15/32		651,593
20,035	5.500	01/15/33		22,566
39,811	5.500	02/15/33		45,471
46,489	5.500	03/15/33		53,040
50,541	5.500	07/15/33		56,625
17,318	5.500	08/15/33		19,382
10,224	5.500	09/15/33		11,391
22,252	5.500	04/15/34		24,901
8,998	5.500	05/15/34		9,805
269,244	5.500	06/15/34		308,641
205,674	5.500	09/15/34		235,819
195,410	5.500	12/15/34		223,381
141,040	5.500	01/15/35		161,685
95,719	5.000	03/15/38		106,796
1,484	5.000	11/15/38		1,653
6,803	4.000	02/20/41		7,387
10,370	4.000	11/20/41		11,262
1,713	4.000	01/20/42		1,859
5,506	4.000	04/20/42		5,974
3,198	4.000	10/20/42		3,469
401,808	4.000	08/20/43		435,720
5,674	4.000	03/20/44		6,146
6,860	4.000	05/20/44		7,431
472,834	4.000	11/20/44		511,263
2,104,429	4.000	06/20/45		2,273,489
531,233	4.000	01/20/46		573,080
546,422	4.500	02/20/48		585,451
2,566,344	4.500	05/20/48		2,742,232
1,397,913	4.500	08/20/48		1,492,192
662,698	5.000	08/20/48		708,623
9,932,438	4.500	09/20/48		10,599,204
1,869,793	5.000	10/20/48		1,998,056
1,780,360	5.000	11/20/48		1,900,680
762,111	5.000	12/20/48		811,650
4,152,425	5.000	01/20/49		4,418,131
4,418,477	4.000	02/20/49		4,707,850
1,740,027	4.000	03/20/49		1,853,032
438,073	4.500	03/20/49		465,427
3,482,765	5.000	03/20/49		3,699,907
1,816,594	4.000	05/20/49		1,933,011
504,672	4.500	05/20/49		535,436
342,695	5.000	05/20/49		363,687
874,628	5.000	06/20/49		929,586
12,000,000	2.500	TBA-30yr	(e)	12,545,501

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
GNMA – (continued)
$5,000,000	3.000%	TBA-30yr	(e)	$5,288,334
3,000,000	4.500	TBA-30yr	(e)	3,180,889

				66,791,349

UMBS – 11.9%
58,126	5.500	02/01/23		60,399
82,980	5.000	06/01/23		86,159
695,391	5.000	08/01/23		723,505
113,709	5.500	08/01/23		118,928
1,993	4.500	07/01/36		2,183
2,027	4.500	04/01/39		2,232
8,313	4.500	05/01/39		9,129
3,984	4.000	08/01/39		4,328
16,169	4.500	08/01/39		17,756
311,658	4.500	12/01/39		342,240
15,279	4.500	01/01/41		16,816
109,610	4.500	05/01/41		120,773
98,074	4.500	08/01/41		107,453
98,519	4.500	08/01/42		108,032
15,024	3.000	11/01/42		15,972
163,945	3.000	12/01/42		174,285
413,479	3.000	01/01/43		439,557
71,168	3.000	02/01/43		75,657
486,708	3.000	03/01/43		517,408
797,663	3.000	04/01/43		847,976
544,414	3.000	05/01/43		578,754
96,743	3.000	06/01/43		102,846
822,922	3.000	07/01/43		874,828
1,516,280	4.500	10/01/44		1,649,598
991,474	4.500	04/01/45		1,093,723
110,823	4.500	05/01/45		122,252
630,319	4.500	06/01/45		685,739
568,666	4.000	11/01/45		611,278
187,635	4.000	03/01/46		201,408
15,670	4.500	05/01/46		16,909
126,910	4.000	06/01/46		136,063
31,965	4.000	08/01/46		34,270
193,477	4.500	08/01/46		208,714
206,057	4.000	10/01/46		220,917
60,691	4.500	06/01/47		66,418
1,981,355	4.500	11/01/47		2,143,586
488,070	4.000	12/01/47		530,932
501,298	4.000	01/01/48		545,322
1,672,958	4.000	02/01/48		1,815,630
1,391,011	4.000	03/01/48		1,507,084
2,089,235	4.000	06/01/48		2,263,203
609,223	4.000	08/01/48		659,488
2,404,059	5.000	11/01/48		2,628,745
11,302,415	5.000	10/01/49		12,192,321
6,523,651	3.000	12/01/49		6,843,370

				41,524,186

UMBS, 30 Year, Single Family(e) – 11.7%
16,000,000	2.500	TBA-30yr		16,585,480
6,000,000	3.000	TBA-30yr		6,291,937

Mortgage-Backed Obligations – (continued)
UMBS, 30 Year, Single Family(e) – (continued)
14,000,000	3.500	TBA-30yr		14,807,586
3,000,000	4.000	TBA-30yr		3,202,289

				40,887,292

TOTAL FEDERAL AGENCIES				$157,790,454

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $161,125,313)				$164,947,173

Agency Debentures – 9.8%
FFCB
$3,000,000	3.430%	12/06/28		$3,472,110
720,000	5.270	05/01/29		925,891
1,150,000	3.290	01/25/30		1,344,281
FHLB
3,700,000	2.125	06/09/23		3,889,995
2,100,000	3.375	09/08/23		2,300,508
300,000	3.375	12/08/23		330,249
FNMA
1,400,000	1.875	09/24/26		1,490,580
2,600,000	6.250	05/15/29		3,718,208
4,000,000	6.625	11/15/30		6,140,360
Israel Government AID Bond(f)
1,400,000	5.500	09/18/23		1,623,664
500,000	5.500	12/04/23		582,555
700,000	5.500	04/26/24		820,603
New Valley Generation V
727,495	4.929	01/15/21		726,447
Tennessee Valley Authority
6,500,000	3.875	02/15/21		6,678,750

TOTAL AGENCY DEBENTURES
(Cost $31,615,573)				$34,044,201

Asset-Backed Securities – 5.3%
Automotive – 2.6%
Ally Master Owner Trust Series 2018-1, Class A2
$4,100,000	2.700%	01/17/23		$4,088,486
Avis Budget Rental Car Funding AESOP LLC Series 2015-2A, Class A(d)
2,150,000	2.630	12/20/21		2,130,791
Chesapeake Funding II LLC Series 2017-2A, Class A1(d)
479,980	1.990	05/15/29		466,970
Ford Credit Auto Owner Trust Series 2016-2, Class A(d)
400,000	2.030	12/15/27		395,230
Mercedes-Benz Master Owner Trust Series 2017-BA, Class A(b)(d) (1M LIBOR + 0.420%)
1,850,000	1.125	05/16/22		1,842,799

				8,924,276

Collateralized Loan Obligation(b)(d) – 0.3%
Towd Point Mortgage Trust Series 2017-4, Class A2
1,030,153	3.000	06/25/57		1,039,419

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)
Student Loan(b) – 2.4%
Access Group, Inc. Series 2015-1, Class A(d) (1M USD LIBOR + 0.700%)
$406,542	1.647%	07/25/56	$367,053
ECMC Group Student Loan Trust Series 2018-2A, Class A(d) (1M USD LIBOR + 0.800%)
1,267,618	1.747	09/25/68	1,182,450
GCO Education Loan Funding Master Trust II Series 2007-1A, Class A6L(d) (3M LIBOR + 0.110%)
280,071	2.020	11/25/26	269,376
Higher Education Funding I Series 2014-1, Class A(d) (3M USD LIBOR + 1.050%)
1,261,907	2.729	05/25/34	1,198,356
Navient Student Loan Trust Series 2016-7A, Class A(d) (1M USD LIBOR + 1.150%)
679,625	2.097	03/25/66	652,865
Navient Student Loan Trust Series 2017-4A, Class A2(d) (1M USD LIBOR + 0.500%)
817,969	1.447	09/27/66	800,946
Nelnet Student Loan Trust Series 2013-5A, Class A(d) (1M USD LIBOR + 0.630%)
226,519	1.577	01/25/37	212,547
PHEAA Student Loan Trust Series 2016-1A, Class A(d) (1M USD LIBOR + 1.150%)
1,094,274	2.097	09/25/65	1,027,233
Scholar Funding Trust Series 2013-A, Class A(d) (1M USD LIBOR + 0.650%)
1,494,196	1.591	01/30/45	1,363,497
SLM Student Loan Trust Series 2008-5, Class A4 (3M USD LIBOR + 1.700%)
753,412	3.494	07/25/23	689,468
Utah State Board of Regents Series 2011-1, Class A3 (3M USD LIBOR + 0.850%)
800,000	2.613	05/01/35	793,000

			8,556,791

TOTAL ASSET-BACKED SECURITIES
(Cost $19,121,473)			$18,520,486

Municipal Debt Obligations – 1.4%
Alaska(b) – 0.4%
Alaska State Student Loan Corp. Series 2013, Class A (1M USD LIBOR + 0.500%)
$1,465,835	1.447%	08/25/31	$1,325,675

New Hampshire(b)(g) – 0.3%
New Hampshire Higher Education Loan Corp. Series 2011-1, Class A3 (3M USD LIBOR + 0.000%)
1,036,936	2.644	10/25/37	978,698

New Jersey – 0.7%
New Jersey Economic Development Authority Series A
2,000,000	7.425	02/15/29	2,385,980

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Debt Obligations – (continued)
Texas(b)(g) – 0.0%
Brazos Higher Education Authority, Inc. Series 2005-2, Class I-A12 (3M USD LIBOR + 0.000%)
$169,758	1.376%	03/27/23	$154,919

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $4,657,531)			$4,845,272

U.S. Treasury Obligations – 34.7%
United States Treasury Bond
$5,080,000	2.750%	11/15/47	$6,701,631
United States Treasury Bonds
900,000	3.125	11/15/41	1,219,500
3,500,000	3.750	11/15/43	5,229,219
3,830,000	3.625	02/15/44	5,631,297
9,390,000	3.375	05/15/44	13,347,005
3,320,000	3.125	08/15/44	4,542,694
6,400,000	2.875 (h)	11/15/46	8,581,000
980,000	3.375	11/15/48	1,451,319
630,000	2.000	02/15/50	731,686
United States Treasury Inflation Indexed Note
3,286,435	0.125	07/15/22	3,252,523
United States Treasury Notes
11,580,000	2.375	03/15/22	12,055,865
830,000	2.875	11/30/23	906,386
23,870,000	1.250	08/31/24	24,802,422
3,730,000	2.875	05/31/25	4,194,793
4,360,000	2.875	07/31/25	4,919,306
970,000	3.000	09/30/25	1,103,451
8,260,000	1.625	05/15/26	8,808,515
1,010,000	2.125	05/31/26	1,108,554
970,000	1.375	08/31/26	1,021,380
United States Treasury Strip Coupon(c)
6,400,000	0.000	11/15/35	5,368,720
1,300,000	0.000	05/15/36	1,079,376
6,000,000	0.000	11/15/37	4,845,077

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $106,848,998)			$120,901,719

Shares	Dividend Rate	Value

Investment Company(i) – 17.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
59,347,188	0.333%	$59,347,188
(Cost $59,347,188)

TOTAL INVESTMENTS – 115.5%
(Cost $382,716,076)		$402,606,039

LIABILITIES IN EXCESS OF OTHER ASSETS – (15.5)%		(54,129,010)

NET ASSETS – 100.0%		$348,477,029

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2020.

(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(d)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $61,902,016 which represents approximately 17.8% of the Fund’s net assets as of March 31, 2020.

(f)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $3,026,822, which represents approximately 0.9% of the Fund’s net assets as of March 31, 2020.

(g)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(h)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(i)	Represents an affiliated issuer.

Currency Abbreviations:
USD	—U.S. Dollar

Investment Abbreviations:
CMT	—Constant Maturity Treasury Indexes
FFCB	—Federal Farm Credit Bank
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
NCUA	—National Credit Union Administration
REMIC	—Real Estate Mortgage Investment Conduit
SOFR	—Secured Overnight Funding Rate
STRIPS	—Separate Trading of Registered Interest and Principal of Securities
UMBS	—Uniform Mortgage Backed Securities

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At March 31, 2020, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
GNMA	4.000%	TBA-30yr	04/21/20	$(4,000,000)	$(4,250,757)
UMBS, 30 Year, Single Family	5.000	TBA-30yr	04/15/20	(4,000,000)	(4,316,890)

TOTAL (Proceeds Receivable: $(8,534,688))					$(8,567,647)

(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At March 31, 2020, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Eurodollars	82	12/14/20	$20,430,300	$337,338
Ultra 10 Year U.S. Treasury Notes	21	06/19/20	3,276,656	104,083
1 Month SOFR	35	07/31/20	14,575,749	112,327
2 Year U.S. Treasury Notes	113	06/30/20	24,903,258	19,925
5 Year U.S. Treasury Notes	79	06/30/20	9,903,391	248,618
10 Year U.S. Treasury Notes	83	06/19/20	11,511,063	111,446

Total				$933,737
Short position contracts:
Ultra Long U.S. Treasury Bonds	(30)	06/19/20	(6,656,250)	(465,688)
20 Year U.S. Treasury Bonds	(99)	06/19/20	(17,727,188)	(1,193,893)
30 day Federal Funds	(35)	07/31/20	(14,575,749)	(112,389)

Total				$(1,771,970)

TOTAL FUTURES CONTRACTS				$(838,233)

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)

March 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2020, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACT

Payments Made by the Fund(a)	Payments Received by Fund	Termination Date	Notional Amount (000s)	Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

1M LIBOR + 0.090%	3M LIBOR	07/25/24	$11,100	$(11,525)	$180	$(11,705)

(a)	Payments made quarterly.

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At March 31, 2020, the Fund had the following purchased and written options:

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Puts
6M IRS	Deutsche Bank AG	1.985%	06/09/2020	1,100,000	$1,100,000	$111	$11,000	$(10,889)
3M IRS	JPMorgan Securities, Inc.	1.770	04/08/2020	3,300,000	3,300,000	1	40,065	(40,064)

Total Purchased option contracts				4,400,000	$4,400,000	$112	$51,065	$(50,953)
Written option contracts
Calls
1M IRS	Deutsche Bank AG	0.395	09/30/2020	(4,800,000)	(4,800,000)	(51,139)	(60,960)	9,821
6M IRS	Deutsche Bank AG	0.395	09/30/2020	(4,800,000)	(4,800,000)	(53,985)	(49,920)	(4,065)
				(9,600,000)	$(9,600,000)	$(105,124)	$(110,880)	$5,756
Puts
6M IRS	Deutsche Bank AG	1.894	06/09/2020	(9,900,000)	(9,900,000)	(1)	(6,233)	6,232
6M IRS	Deutsche Bank AG	2.235	06/09/2020	(1,100,000)	(1,100,000)	(38)	(4,767)	4,729
3M IRS	JPMorgan Securities, Inc.	2.020	04/08/2020	(4,950,000)	(4,950,000)	(1)	(19,935)	19,934
				(15,950,000)	$(15,950,000)	$(40)	$(30,935)	$30,895

Total Written option contracts				(25,550,000)	$(25,550,000)	$(105,164)	$(141,815)	$36,651

TOTAL				(21,150,000)	$(21,150,000)	$(105,052)	$(90,750)	$(14,302)

Abbreviation:
1M IRS	—1 Month Interest Rate Swaptions
3M IRS	—3 Months Interest Rate Swaptions
6M IRS	—6 Months Interest Rate Swaptions

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – 33.7%
Collateralized Mortgage Obligations – 27.6%
Regular Floater(a) – 27.0%
FHLMC REMIC Series 1826, Class F (1M USD LIBOR + 0.400%)
$1,386	1.105%	09/15/21	$1,385
FHLMC REMIC Series 3371, Class FA (1M USD LIBOR + 0.600%)
535,098	1.305	09/15/37	534,475
FHLMC REMIC Series 3374, Class FT (1M USD LIBOR + 0.300%)
105,151	1.005	04/15/37	104,015
FHLMC REMIC Series 3545, Class FA (1M USD LIBOR + 0.850%)
132,880	1.555	06/15/39	133,313
FHLMC REMIC Series 4316, Class FY (1M USD LIBOR + 0.400%)
718,468	1.105	11/15/39	715,886
FHLMC REMIC Series 4477, Class FG (1M USD LIBOR + 0.300%)
2,428,619	1.955	10/15/40	2,410,432
FHLMC REMIC Series 4508, Class CF (1M USD LIBOR + 0.400%)
2,200,047	1.105	09/15/45	2,178,588
FHLMC REMIC Series 4751, Class FA (1M USD LIBOR + 0.250%)
6,959,922	0.955	03/15/39	6,852,640
FHLMC STRIPS Series 237, Class F23 (1M USD LIBOR + 0.400%)
204,603	1.105	05/15/36	201,581
FHLMC STRIPS Series 350, Class F2 (1M USD LIBOR + 0.350%)
9,013,615	2.005	09/15/40	8,862,425
FNMA REMIC Series 1998-66, Class FC (1M USD LIBOR + 0.500%)
13,047	1.300	11/17/28	13,003
FNMA REMIC Series 2006-72, Class XF (1M USD LIBOR + 0.500%)
141,609	1.447	08/25/36	140,866
FNMA REMIC Series 2007-33, Class HF (1M USD LIBOR + 0.350%)
33,295	1.297	04/25/37	32,906
FNMA REMIC Series 2007-36, Class F (1M USD LIBOR + 0.230%)
664,205	1.177	04/25/37	651,368
FNMA REMIC Series 2008-22, Class FD (1M USD LIBOR + 0.840%)
316,648	1.787	04/25/48	317,864
FNMA REMIC Series 2009-66, Class FP (1M USD LIBOR + 0.900%)
11,580,181	1.847	09/25/39	11,589,895
FNMA REMIC Series 2009-75, Class MF (1M USD LIBOR + 1.150%)
451,823	2.097	09/25/39	457,733
FNMA REMIC Series 2010-123, Class FL (1M USD LIBOR + 0.430%)
998,821	1.377	11/25/40	990,425

Mortgage-Backed Obligations – (continued)
Regular Floater(a) – (continued)
FNMA REMIC Series 2010-8, Class FE (1M USD LIBOR + 0.790%)
5,358,418	1.737	02/25/40	5,340,269
FNMA REMIC Series 2011-110, Class FE (1M USD LIBOR + 0.400%)
1,617,398	1.347	04/25/41	1,605,609
FNMA REMIC Series 2011-63, Class FG (1M USD LIBOR + 0.450%)
359,900	1.397	07/25/41	356,870
FNMA REMIC Series 2012-56, Class FG (1M USD LIBOR + 0.500%)
824,912	1.447	03/25/39	823,017
FNMA REMIC Series 2013-96, Class FW (1M USD LIBOR + 0.400%)
93,597	1.347	09/25/43	92,759
FNMA REMIC Series 2014-19, Class FA (1M USD LIBOR + 0.400%)
576,316	1.347	11/25/39	574,496
FNMA REMIC Series 2014-19, Class FJ (1M USD LIBOR + 0.400%)
672,672	1.347	11/25/39	670,453
FNMA REMIC Series 2017-45, Class FA (1M USD LIBOR + 0.320%)
5,798,694	1.975	06/25/47	5,756,448
FNMA REMIC Series 2018-72, Class FB (1M USD LIBOR + 0.350%)
6,996,264	1.297	10/25/58	6,839,625
FNMA REMIC Series 2019-41, Class FC (1M USD LIBOR + 0.450%)
3,806,949	1.397	08/25/49	3,763,172
NCUA Guaranteed Notes Trust Series 2010-R1, Class 1A (1M LIBOR + 0.450%)
658,449	1.466	10/07/20	653,228
NCUA Guaranteed Notes Trust Series 2010-R2, Class 2A (1M LIBOR + 0.470%)
2,140,798	1.486	11/05/20	2,121,215

			64,785,961

Sequential Fixed Rate – 0.2%
FHLMC REMIC Series 4248, Class LM
438,406	6.500	05/15/41	525,072

Sequential Floating Rate(a) – 0.4%
FHLMC REMIC Series 3588, Class CW
835,416	4.191	10/15/37	869,862
FNMA REMIC Series 1997-20, Class F
37,194	2.661	03/25/27	37,564

			907,426

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$66,218,459

Commercial Mortgage-Backed Securities(a) – 3.9%
Sequential Floating Rate – 3.9%
FHLMC Multifamily Structured Pass-Through Certificates Series KF03, Class A (1M USD LIBOR + 0.340%)
$279,685	1.855%	01/25/21	$279,312
FHLMC Multifamily Structured Pass-Through Certificates Series KS02, Class A (1M USD LIBOR + 0.380%)
262,027	1.895	08/25/23	261,768

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate – (continued)
FHLMC Multifamily Structured Pass-Through Certificates Series KF19, Class A (1M USD LIBOR + 0.450%)
$1,218,434	1.965%	06/25/23	$1,209,029
FHLMC Multifamily Structured Pass-Through Certificates Series KF31, Class A (1M USD LIBOR + 0.370%)
2,684,480	1.885	04/25/24	2,669,507
FHLMC Multifamily Structured Pass-Through Certificates Series J15L, Class AFL (1M USD LIBOR + 0.350%)
1,859,435	1.865	08/25/25	1,847,167
FHLMC Multifamily Structured Pass-Through Certificates Series KF32, Class A (1M USD LIBOR + 0.370%)
3,102,193	1.885	05/25/24	3,075,444

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$9,342,227

Federal Agencies – 2.2%
Adjustable Rate FHLMC(a) – 0.9%
(COF + 1.250%)
$402	2.286%	05/01/21	$400
(3 Year CMT + 2.557%)
267,014	4.367	08/01/28	271,228
(6M CMT + 2.220%)
57,090	4.238	05/01/29	58,911
(COF + 1.250%)
5,176	4.077	06/01/29	5,343
12,056	2.350	04/01/30	11,968
(COF + 1.248%)
9,839	4.405	06/01/30	10,225
(COF + 1.198%)
1,475	2.448	02/01/31	1,471
(12M MTA + 2.155%)
4,696	4.380	06/01/31	4,891
(12M USD LIBOR + 1.860%)
426,956	4.735	05/01/34	439,836
(12M USD LIBOR + 1.750%)
390,242	4.625	05/01/35	401,517
(3 Year CMT + 2.107%)
5,749	6.146	05/01/35	6,072
(1 Year CMT + 2.277%)
938,353	4.248	01/01/38	972,819

			2,184,681

Adjustable Rate FNMA(a) – 0.9%
(1 Year CMT + 2.000%)
194	6.725	02/01/22	199
(6M USD LIBOR + 1.750%)
6,723	3.750	02/01/23	6,810
(6M USD LIBOR + 1.891%)
70,501	3.838	01/01/24	71,716
(6M USD LIBOR + 1.925%)
66,321	3.870	03/01/24	67,620
(COF + 1.250%)
4,771	3.629	06/01/27	4,824
3,407	4.250	12/01/27	3,537
3,851	4.495	01/01/28	4,023
3,733	2.350	06/01/29	3,709
3,167	2.389	06/01/29	3,148

Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(a) – (continued)
(1 Year CMT + 2.266%)
333,770	4.646	07/01/33	343,748
(1 Year CMT + 2.360%)
137,906	4.349	11/01/34	143,540
(COF + 1.254%)
2,061	4.109	05/01/36	2,129
(12M USD LIBOR + 1.963%)
692,145	4.138	03/01/37	720,051
(12M MTA + 1.400%)
38,048	3.453	06/01/40	38,707
(12M MTA + 1.200%)
3,923	3.253	02/01/41	3,974
(12M USD LIBOR + 1.550%)
739,322	3.987	09/01/44	750,530

			2,168,265

Adjustable Rate GNMA(a) – 0.4%
(1 Year CMT + 1.500%)
459,319	3.875	04/20/33	474,824
100,352	3.875	05/20/33	103,740
247,330	3.250	08/20/34	255,878

			834,442

FHLMC – 0.0%
4,777	7.000	04/01/21	4,802
4,822	7.000	08/01/21	4,948
23,223	7.000	05/01/22	24,169
53,470	7.000	06/01/22	55,652
566	4.500	05/01/23	585

			90,156

FNMA – 0.0%
2,677	3.355	05/20/22	2,679
35,653	3.680	06/20/24	35,727

			38,406

GNMA – 0.0%
14,251	7.000	04/15/26	15,649

UMBS – 0.0%
5,541	7.000	07/01/21	5,662
12,213	7.000	11/01/21	12,562
13,841	7.000	12/01/21	13,937
14,750	7.000	01/01/22	14,848
3,537	7.000	02/01/22	3,654

			50,663

TOTAL FEDERAL AGENCIES			$5,382,262

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $81,960,767)			$80,942,948

Asset-Backed Securities(a) – 56.0%
Automotive – 11.0%
Ally Master Owner Trust Series 2017-3, Class A1 (1M USD LIBOR + 0.430%)
$11,500,000	1.135%	06/15/22	$11,277,530

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities(a) – (continued)
Automotive – (continued)
Chesapeake Funding II LLC Series 2017-3A, Class A2(b) (1M USD LIBOR + 0.340%)
$1,580,521	1.045%	08/15/29	$1,537,001
GMF Floorplan Owner Revolving Trust Series 2017-2, Class A2(b) (1M USD LIBOR + 0.430%)
9,650,000	1.135	07/15/22	9,557,762
Nissan Master Owner Receivables Trust Series 2017-C, Class A (1M USD LIBOR + 0.320%)
4,100,000	1.025	10/17/22	4,026,978

			26,399,271

Collateralized Loan Obligations(b) – 18.6%
Anchorage Capital CLO Ltd. Series 2014-4RA, Class A (3M USD LIBOR + 1.050%)
3,600,000	2.845	01/28/31	3,439,872
Apex Credit CLO II LLC Series 2017-2A, Class A (3M USD LIBOR + 1.270%)
3,000,000	2.386	09/20/29	2,811,237
CBAM CLO Management LLC Series 2017-2A, Class A (3M USD LIBOR + 1.240%)
3,500,000	3.076	10/17/29	3,360,892
Cedar Funding VII Clo Ltd. Series 18-7A, Class A1 (3M USD LIBOR + 1.000%)
3,000,000	2.819	01/20/31	2,805,816
Dryden 64 CLO Ltd. Series 18-64A, Class A (3M USD LIBOR + 0.970%)
5,950,000	2.789	04/18/31	5,560,680
Jamestown CLO X Ltd. Series 2017-10A, Class A1 (3M USD LIBOR + 1.250%)
4,750,000	3.086	07/17/29	4,512,457
Madison Park Funding XXX Ltd. Series 2018-30A, Class A (3M USD LIBOR + 0.750%)
5,200,000	2.581	04/15/29	4,962,901
OCP CLO Ltd. Series 2014-5A, Class A1R (3M USD LIBOR + 1.080%)
6,000,000	2.874	04/26/31	5,579,754
OCP CLO Ltd. Series 2017-13A, Class A1A (3M USD LIBOR + 1.260%)
3,150,000	3.091	07/15/30	3,031,907
Pikes Peak Clo 2 Series 18-2A, Class A (3M USD LIBOR + 1.290%)
6,700,000	3.109	01/18/32	6,180,026
WhiteHorse X Ltd. Series 2015-10A, Class A1R (3M USD LIBOR + 0.930%)
2,285,576	2.766	04/17/27	2,225,097

			44,470,639

Credit Card – 16.4%
American Express Credit Account Master Trust Series 2017-2, Class A (1M LIBOR + 0.450%)
3,700,000	1.155	09/16/24	3,474,146
Citibank Credit Card Issuance Trust Series 2017-A5, Class A5 (1M LIBOR + 0.620%)
10,100,000	1.544	04/22/26	9,475,072
Citibank Credit Card Issuance Trust Series 2017-A7, Class A7 (1M LIBOR + 0.370%)
4,300,000	1.375	08/08/24	4,238,858

Asset-Backed Securities(a) – (continued)
Credit Card – (continued)
Evergreen Credit Card Trust Series 2019-1, Class A(b) (1M USD LIBOR + 0.480%)
8,700,000	1.185	01/15/23	8,277,300
Golden Credit Card Trust Series 2017-4A, Class A(b) (1M USD LIBOR + 0.520%)
11,200,000	1.225	07/15/24	10,570,730
Golden Credit Card Trust Series 2019-1A, Class A(b) (1M USD LIBOR + 0.450%)
3,500,000	1.155	12/15/22	3,325,657

			39,361,763

Student Loan – 10.0%
Academic Loan Funding Trust Series 2013-1A, Class A(b) (1M USD LIBOR + 0.800%)
1,976,662	1.747	12/26/44	1,801,649
Access to Loans for Learning Student Loan Corp. Series 2013-I, Class A (1M USD LIBOR + 0.800%)
1,637,651	1.747	02/25/41	1,520,080
Education Loan Asset-Backed Trust I Series 2013-1, Class A1(b) (1M USD LIBOR + 0.800%)
417,238	1.747	06/25/26	389,134
Educational Funding of the South, Inc. Series 2012-1, Class A (1M USD LIBOR + 1.050%)
1,388,100	1.997	03/25/36	1,304,090
Educational Services of America, Inc. Series 2012-1, Class A1(b) (1M USD LIBOR + 1.150%)
1,154,915	2.777	09/25/40	1,085,469
Educational Services of America, Inc. Series 2014-1, Class A(b) (1M USD LIBOR + 0.700%)
1,317,647	1.647	02/25/39	1,217,457
GCO Education Loan Funding Master Trust II Series 2007-1A, Class A6L(b) (3M LIBOR + 0.110%)
310,349	2.020	11/25/26	298,497
Goal Capital Funding Trust Series 2010-1, Class A(b) (3M USD LIBOR + 0.700%)
34,181	2.379	08/25/48	32,048
Higher Education Funding I Series 2014-1, Class A(b) (3M USD LIBOR + 1.050%)
1,388,098	2.729	05/25/34	1,318,192
Illinois Student Assistance Commission Series 2010-1, Class A3 (3M USD LIBOR + 0.900%)
941,238	2.694	07/25/45	885,314
Kentucky Higher Education Student Loan Corp. Series 2015-1, Class A1 (1M USD LIBOR + 0.750%)
3,166,465	2.331	12/01/31	3,133,185
Knowledgeworks Foundation Student Loan Series 2010-1, Class A (3M USD LIBOR + 0.950%)
1,001,398	2.629	02/25/42	931,895
Massachusetts Educational Financing Authority Series 2008-1, Class A1 (3M USD LIBOR + 0.950%)
324,840	2.744	04/25/38	305,317
Missouri Higher Education Loan Authority Series 2010-2, Class A1 (3M USD LIBOR + 0.850%)
1,827,883	2.529	08/27/29	1,706,306
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A2 (1M USD LIBOR + 1.000%)
1,706,808	1.773	05/20/30	1,651,411

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities(a) – (continued)
Student Loan – (continued)
NCUA Guaranteed Notes Series 2010-A1, Class A (1M LIBOR + 0.350%)
$153,206	1.075%	12/07/20	$152,129
Northstar Education Finance, Inc. Series 2012-1, Class A(b) (1M USD LIBOR + 0.700%)
336,564	1.647	12/26/31	318,342
Rhode Island Student Loan Authority Series 2012-1, Class A1 (1M USD LIBOR + 0.900%)
1,241,216	2.481	07/01/31	1,172,812
Scholar Funding Trust Series 2010-A, Class A(b) (3M USD LIBOR + 0.750%)
714,894	2.545	10/28/41	659,796
SLC Student Loan Center Series 2011-1, Class A(b) (1M USD LIBOR + 1.220%)
481,117	2.167	10/25/27	456,173
SLC Student Loan Trust Series 2010-1, Class A (3M USD LIBOR + 0.875%)
510,117	2.554	11/25/42	497,396
SLM Student Loan Trust Series 2008-2, Class A3 (3M USD LIBOR + 0.750%)
446,299	2.544	04/25/23	413,826
SLM Student Loan Trust Series 2008-5, Class A4 (3M USD LIBOR + 1.700%)
246,308	3.494	07/25/23	225,403
South Texas Higher Education Authority, Inc. Series 2012-1, Class A2 (3M USD LIBOR + 0.850%)
182,898	2.759	10/01/24	178,583
Utah State Board of Regents Series 2011-1, Class A3 (3M USD LIBOR + 0.850%)
900,000	2.613	05/01/35	892,125
Utah State Board of Regents Series 2015-1, Class A (1M USD LIBOR + 0.600%)
1,576,433	2.227	02/25/43	1,507,560

			24,054,189

TOTAL ASSET-BACKED SECURITIES
(Cost $140,710,899)			$134,285,862

Municipal Debt Obligations(a) – 4.4%
Alaska – 0.4%
Alaska State Student Loan Corp. Series 2013, Class A (1M USD LIBOR + 0.500%)
$1,135,506	1.447%	08/25/31	$1,026,931

New Hampshire(c) – 1.1%
New Hampshire Higher Education Loan Corp. Series 2011-1, Class A3 (3M USD LIBOR + 0.000%)
1,123,347	2.644	10/25/37	1,060,257
New Hampshire State Higher Education Loan Corp. (Taxable- Student Loan) Series 2012-1 (1M USD LIBOR + 0.500%)
1,691,149	1.447	10/25/28	1,664,936

			2,725,193

Rhode Island(c) – 0.2%
Rhode Island Student Loan Authority RB (Taxable – FFELP Loan Backed) Series 2014-1 (1M USD LIBOR + 0.700%)
337,206	2.281	10/02/28	333,112

Municipal Debt Obligations(a) – (continued)
Utah – 2.7%
Utah State Board of Regents RB (Taxable-Student Loan) Series 2012-1 (1M USD LIBOR + 0.750%)
$6,318,654	1.697%	12/26/31	$6,291,674
Utah State Board of Regents Student Loan RB (Taxable) Series 2011, Class A2(c) (3M USD LIBOR + 0.000%)
207,330	2.613	05/01/29	207,226

			6,498,900

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $10,819,859)			$10,584,136

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $233,491,525)			$225,812,946

Short-term Investment – 2.2%
Repurchase Agreements – 2.2%
Citibank N.A
$5,200,000	0.020%	04/01/20	$5,200,000
Maturity Value: $5,200,003
Next Reset Date: 04/1/2020
Collateralized by various mortgage obligations, 0.000% to 3.000%, due 03/01/50. The aggregate market value of the collateral, including accrued interest, was $5,356,001.
(Cost $5,200,000)

TOTAL INVESTMENTS – 96.3%
(Cost $238,691,525)			$231,012,946

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.7%			8,955,396

NET ASSETS – 100.0%			$239,968,342

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2020.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

Currency Abbreviations:
USD	—U.S. Dollar

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
COF	—Cost of Funds Index
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
MTA	—Monthly Treasury Average
NCUA	—National Credit Union Administration
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
STRIPS	—Separate Trading of Registered Interest and Principal of Securities
UMBS	—Uniform Mortgage Backed Securities

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2020, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
2 Year U.S. Treasury Notes	12	06/30/20	$2,644,594	$41,870
20 Year U.S. Treasury Bonds	8	06/19/20	1,432,500	97,890

Total				$139,760
Short position contracts:
Eurodollars	(6)	06/15/20	(1,492,125)	(26,729)
Ultra Long U.S. Treasury Bonds	(5)	06/19/20	(1,109,375)	(97,798)
Ultra 10 Year U.S. Treasury Notes	(11)	06/19/20	(1,716,344)	(70,725)
5 Year U.S. Treasury Notes	(51)	06/30/20	(6,393,328)	(197,959)
10 Year U.S. Treasury Notes	(37)	06/19/20	(5,131,438)	(60,475)

Total				$(453,686)

TOTAL FUTURES CONTRACTS				$(313,926)

SWAP CONTRACTS — At March 31, 2020, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACT

Payments Made by the Fund(a)	Payments Received by Fund	Termination Date	Notional Amount (000s)	Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

1M LIBOR + 0.090%	3M LIBOR	07/25/24	$11,600	$(12,044)	$182	$(12,226)

(a)	Payments made quarterly.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Schedule of Investments

March 31, 2020

Principal Amount	Interest Rate		Maturity Date	Value

U.S. Treasury Obligations – 97.1%
United States Treasury Bonds
$560,000	3.375%		11/15/48	$829,325
310,000	2.000		02/15/50	360,036
United States Treasury Inflation Indexed Bonds
11,098,527	2.125		02/15/40	15,535,525
16,944,343	1.375		02/15/44	21,663,161
18,730,827	0.750		02/15/45	21,433,743
9,518,600	1.000		02/15/48	11,744,505
United States Treasury Inflation Indexed Notes
17,815,798	0.125	(a)	04/15/21	17,468,614
71,252,452	0.125	(a)	04/15/22	70,255,727
8,636,705	0.125		07/15/22	8,547,586
32,295,172	0.125		01/15/23	31,825,310
4,984,512	0.625		04/15/23	5,016,502
13,840,763	0.625		01/15/26	14,309,742
35,725,856	0.125		07/15/26	36,087,261
10,571,319	0.375		01/15/27	10,833,840
11,493,505	0.375	(a)	07/15/27	11,838,032
25,410,510	0.500		01/15/28	26,478,847
18,506,716	0.750		07/15/28	19,835,776
7,150,710	0.875		01/15/29	7,786,529
United States Treasury Notes
1,200,000	2.250		11/15/27	1,348,125
4,710,000	2.875		08/15/28	5,567,367

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $321,425,799)				$338,765,553

Shares	Dividend Rate	Value

Investment Company(b) – 1.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
3,508,731	0.333%	$3,508,731
(Cost $3,508,731)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $324,934,530)		$342,274,284

TOTAL INVESTMENTS – 98.1%
(Cost $324,934,530)		$342,274,284

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.9%		6,768,970

NET ASSETS – 100.0%		$349,043,254

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(b)	Represents an affiliated issuer.

Currency Abbreviations:
USD	—U.S. Dollar

Investment Abbreviations:
LIBOR	—London Interbank Offered Rate
SOFR	—Secured Overnight Funding Rate

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2020, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Ultra 10 Year U.S. Treasury Notes	127	06/19/20	$19,815,969	$1,088,080
1 Month SOFR	100	07/31/20	41,644,998	360,806
5 Year U.S. Treasury Notes	289	06/30/20	36,228,859	888,759
10 Year U.S. Treasury Notes	48	06/19/20	6,657,000	186,939

Total				$2,524,584

Short position contracts:
Eurodollars	(26)	09/14/20	(6,476,925)	(161,910)
Eurodollars	(5)	06/15/20	(1,243,437)	(22,274)
Ultra Long U.S. Treasury Bonds	(28)	06/19/20	(6,212,500)	(476,015)
2 Year U.S. Treasury Notes	(90)	06/30/20	(19,834,453)	(182,576)
20 Year U.S. Treasury Bonds	(59)	06/19/20	(10,564,688)	(721,678)
30 day Federal Funds	(100)	07/31/20	(41,644,998)	(361,366)

Total				$(1,925,819)

TOTAL FUTURES CONTRACTS				$598,765

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2020, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)	Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
2.251%(a)	3M LIBOR	02/20/24	$13,700	$(1,108,770)	$92	$(1,108,862)
1M LIBOR+0.090%(b)	3M LIBOR	07/25/24	30,700	(31,331)	496	(31,827)
2.104(a)	3M LIBOR	12/14/24	10,000	(801,243)	90	(801,333)
2.007(a)	3M LIBOR	02/07/26	6,300	(526,065)	71	(526,136)
2.000(c)	3M LIBOR(b)	03/18/27	14,240	(1,396,731)	(244,038)	(1,152,693)
3M LIBOR(a)	2.103%	02/07/29	6,300	700,487	85	700,402

TOTAL				$(3,163,653)	$(243,204)	$(2,920,449)

(a)	Payments made at termination date.
(b)	Payments made quarterly.
(c)	Payments made semi-annually.

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At March 31, 2020, the Fund had the following purchased and written options:

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Puts
6M IRS	Deutsche Bank AG (London)	1.985%	06/09/2020	3,100,000	$3,100,000	$270	$31,000	$(30,730)
3M IRS	JPMorgan Securities, Inc.	1.770	04/08/2020	2,100,000	2,100,000	—	25,496	(25,496)

Total purchased option contracts				5,200,000	$5,200,000	$270	$56,496	$(56,226)
Written option contracts
Calls
1M IRS	Deutsche Bank AG (London)	0.395	09/30/2020	(2,400,000)	(2,400,000)	(26,993)	(30,480)	3,487
6M IRS	Deutsche Bank AG (London)	0.395	09/30/2020	(2,400,000)	(2,400,000)	(26,993)	(24,960)	(2,033)

				(4,800,000)	$(4,800,000)	$(53,986)	$(55,440)	$1,454
Puts
6M IRS	Deutsche Bank AG (London)	1.894	06/09/2020	(27,900,000)	(27,900,000)	(1)	(17,567)	17,566
6M IRS	Deutsche Bank AG (London)	2.235	06/09/2020	(3,100,000)	(3,100,000)	(103)	(13,433)	13,330
3M IRS	JPMorgan Securities, Inc.	2.020	04/08/2020	(3,150,000)	(3,150,000)	—	(12,686)	12,686
				(34,150,000)	$(34,150,000)	$(104)	$(43,686)	$43,582

Total written option contracts				(38,950,000)	$(38,950,000)	$(54,090)	$(99,126)	$45,036

TOTAL				(33,750,000)	$(33,750,000)	$(53,820)	$(42,630)	$(11,190)

Abbreviations:
1M IRS	—1 Month Interest Rate Swaptions
3M IRS	—3 Months Interest Rate Swaptions
6M IRS	—6 Months Interest Rate Swaptions

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – 48.9%
Collateralized Mortgage Obligations – 5.9%
Interest Only(a) – 0.0%
FHLMC REMIC Series 1161, Class U
$17	1,172.807%	11/15/21	$103

Inverse Floaters(b) – 0.0%
FNMA REMIC Series 1990-134, Class SC (-1x1M USD LIBOR + 21.600%)
217	20.180	11/25/20	225

Regular Floater(b) – 0.1%
FNMA REMIC Series 2007-33, Class HF (1M USD LIBOR + 0.350%)
286,537	1.297	04/25/37	283,191
NCUA Guaranteed Notes Trust Series 2010-R1, Class 1A (1M LIBOR + 0.450%)
803,215	1.466	10/07/20	796,845

			1,080,036

Sequential Fixed Rate – 5.8%
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 2A(c)
1,084,602	3.250	04/25/38	1,057,062
FHLMC REMIC Series 1980, Class Z
231,867	7.000	07/15/27	264,856
FHLMC REMIC Series 2019, Class Z
169,249	6.500	12/15/27	189,052
FHLMC REMIC Series 2755, Class ZA
510,785	5.000	02/15/34	581,015
FHLMC REMIC Series 3530, Class DB
1,648,172	4.000	05/15/24	1,724,259
FHLMC REMIC Series 4246, Class PT
97,102	6.500	02/15/36	115,569
FHLMC REMIC Series 4273, Class PD
858,739	6.500	11/15/43	1,041,177
FHLMC REMIC Series 4619, Class NA
2,913,067	3.000	03/15/44	3,117,752
FHLMC REMIC Series 4663, Class KA
21,011,583	3.500	11/15/42	21,775,888
FNMA REMIC Series 2012-111, Class B
301,918	7.000	10/25/42	372,565
FNMA REMIC Series 2012-153, Class B
1,143,968	7.000	07/25/42	1,443,827
FNMA REMIC Series 2015-30, Class EA
5,279,533	3.000	05/25/45	5,608,848
GNMA REMIC Series 2019-35, Class A
11,448,750	4.000	12/20/48	12,579,699

			49,871,569

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$50,951,933

Commercial Mortgage-Backed Securities – 4.1%
Sequential Fixed Rate – 4.1%
FHLMC Multifamily Structured Pass Through Certificates Series K716, Class A2
16,086,808	3.130	06/25/21	16,272,269
FHLMC Multifamily Structured Pass Through Certificates Series K717, Class A2
18,485,541	2.991	09/25/21	18,750,062

			35,022,331

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(b) – 0.0%
FHLMC Multifamily Structured Pass-Through Certificates Series KF03, Class A (1M USD LIBOR + 0.340%)
213,401	1.855	01/25/21	213,117

TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES			$35,235,448

Federal Agencies – 38.9%
Adjustable Rate FHLMC(b) – 0.4%
12M USD LIBOR + 1.840%
$274,465	4.304%	11/01/34	$284,330
1 Year CMT + 2.250%
697,481	4.474	06/01/35	721,933
12M USD LIBOR + 2.330%
55,414	5.226	05/01/36	57,248
6M USD LIBOR + 2.055%
14,128	3.929	10/01/36	14,569
12M USD LIBOR + 2.000%
10,713	3.875	11/01/36	11,100
12M USD LIBOR + 1.756%
130,845	4.327	06/01/42	133,618
12M USD LIBOR + 1.613%
1,828,151	3.882	11/01/44	1,859,760

			3,082,558

Adjustable Rate FNMA(b) – 0.8%
COF + 1.799%
29,381	2.835	08/01/29	29,398
12M USD LIBOR + 1.755%
29,145	4.255	07/01/32	30,041
12M USD LIBOR + 1.225%
8,435	3.475	01/01/33	8,615
12M USD LIBOR + 1.800%
383,524	4.724	05/01/33	394,834
6M USD LIBOR + 2.250
45,747	4.125	08/01/33	47,142
COF + 1.250%
477,944	4.605	08/01/33	501,626
1 Year CMT + 2.287%
339,334	3.899	02/01/34	352,798
12M USD LIBOR + 1.695%
172,132	4.570	05/01/34	176,999
12M USD LIBOR + 1.720
338,370	4.658	05/01/34	348,210
1 Year CMT + 2.220%
341,731	4.595	06/01/34	352,814
12M USD LIBOR + 1.663%
120,838	3.573	10/01/34	125,151
12M USD LIBOR + 1.667%
244,176	3.917	10/01/34	252,609
12M USD LIBOR + 1.506%
105,293	3.506	02/01/35	108,472
12M USD LIBOR + 1.510%
50,303	3.510	02/01/35	51,971
12M USD LIBOR + 1.720%
146,764	3.720	03/01/35	152,892
12M USD LIBOR + 1.639%
176,886	4.428	03/01/35	182,714

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(b) – (continued)
12M USD LIBOR + 1.325%
$444,828	3.918%	04/01/35	$455,699
12M USD LIBOR + 1.720%
62,481	4.720	04/01/35	64,736
12M USD LIBOR + 1.397%
90,442	4.179	05/01/35	92,747
1 Year CMT + 2.074%
143,311	4.018	10/01/35	148,681
12M USD LIBOR + 1.724%
400,691	3.856	03/01/36	415,869
12M MTA + 1.946%
180,545	4.011	04/01/36	186,970
12M USD LIBOR + 1.971
697,059	4.971	04/01/36	725,308
12M USD LIBOR + 1.883%
491,576	4.633	06/01/36	506,665
12M MTA + 2.593
158,938	4.684	06/01/36	165,125
12M MTA + 2.361%
793,165	4.436	07/01/36	822,789
12M USD LIBOR + 1.935%
88,773	3.889	11/01/36	92,257
33,004	4.060	11/01/36	34,275
12M USD LIBOR + 1.747%
529,731	4.368	07/01/37	546,662
12M USD LIBOR + 1.820%
3,876	3.945	12/01/46	4,050

			7,378,119

Adjustable Rate GNMA(b) – 0.3%
1 Year CMT + 1.500%
117,565	3.875	05/20/34	121,872
1 Year CMT + 1.500%
259,652	3.250	07/20/34	268,601
1 Year CMT + 1.500%
216,551	3.250	08/20/34	224,035
1 Year CMT + 1.500%
1,570,960	3.250	09/20/34	1,625,795
1 Year CMT + 1.500%
199,354	3.125	10/20/34	206,747
1 Year CMT + 1.500%
296,263	3.125	12/20/34	307,293

			2,754,343

FHLMC – 0.8%
23,737	7.000	04/01/22	24,470
566	4.500	05/01/23	585
4,907	7.500	01/01/31	5,731
31,634	4.500	07/01/33	35,024
856,037	4.500	08/01/33	947,827
1,757,277	4.500	09/01/33	1,945,576
163,426	4.500	10/01/33	180,947
3,905	4.500	04/01/34	4,326
4,262	4.500	04/01/35	4,641
2,801	4.500	07/01/35	3,050
8,137	4.500	08/01/35	8,861
33,579	4.500	09/01/35	36,766

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
17,724	4.500	10/01/35	19,301
1,483	4.500	12/01/35	1,643
1,121	4.500	05/01/36	1,221
105,062	4.500	01/01/38	114,419
2,135	4.500	04/01/38	2,348
487	4.500	05/01/38	536
6,189	4.500	06/01/38	6,739
163,498	4.500	09/01/38	179,046
3,404	4.500	01/01/39	3,746
96,557	4.500	02/01/39	106,243
49,962	4.500	03/01/39	55,041
9,259	4.500	04/01/39	10,200
277,587	4.500	05/01/39	305,807
800,721	4.500	06/01/39	882,118
17,202	4.500	07/01/39	18,949
38,058	4.500	08/01/39	41,927
51,948	4.500	09/01/39	57,228
10,058	4.500	10/01/39	11,080
18,894	4.500	11/01/39	20,814
37,256	4.500	12/01/39	41,043
31,413	4.500	01/01/40	34,607
8,890	4.500	02/01/40	9,790
23,757	4.500	04/01/40	26,160
37,542	4.500	05/01/40	41,333
44,076	4.500	06/01/40	48,527
39,484	4.500	07/01/40	43,470
36,917	4.500	08/01/40	40,648
25,272	4.500	09/01/40	27,825
9,080	4.500	10/01/40	9,997
14,294	4.500	02/01/41	15,742
29,736	4.500	03/01/41	32,777
93,379	4.500	04/01/41	102,929
71,754	4.500	05/01/41	79,092
143,978	4.500	06/01/41	158,702
11,264	4.500	07/01/41	12,416
340,204	4.500	08/01/41	374,964
363,775	4.500	09/01/41	400,532
22,421	4.500	12/01/41	24,714
266,544	4.500	03/01/42	293,802

			6,855,280

FNMA(b) – 2.7%
22,437,188	4.225	07/01/21	22,873,057
96,208	7.500	10/01/37	111,096

			22,984,153

GNMA – 21.5%
868	5.500	07/15/20	871
1,240	6.500	01/15/32	1,352
6,333	6.500	02/15/32	7,207
5,314	6.500	08/15/34	6,215
11,173	6.500	05/15/35	12,979
2,800	6.500	06/15/35	3,226
7,635	6.500	07/15/35	8,874
2,947	6.500	08/15/35	3,414
6,175	6.500	09/15/35	7,137
2,352	6.500	10/15/35	2,732

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate		Maturity Date		Value

Mortgage-Backed Obligations – (continued)
GNMA – (continued)
$12,635	6.500%		11/15/35		$14,676
6,390	6.500		12/15/35		7,404
25,791	6.500		01/15/36		29,894
28,475	6.500		02/15/36		33,077
17,550	6.500		03/15/36		20,353
53,232	6.500		04/15/36		61,525
86,560	6.500		05/15/36		100,346
64,869	6.500		06/15/36		75,246
217,626	6.500		07/15/36		252,576
242,415	6.500		08/15/36		281,411
437,999	6.500		09/15/36		510,398
154,197	6.500		10/15/36		179,174
218,318	6.500		11/15/36		256,064
102,151	6.500		12/15/36		118,745
62,163	6.500		01/15/37		72,184
23,414	6.500		02/15/37		27,152
10,371	6.500		03/15/37		12,027
26,076	6.500		04/15/37		30,316
13,786	6.500		05/15/37		15,952
16,089	6.500		08/15/37		18,652
60,236	6.500		09/15/37		69,798
65,032	6.500		10/15/37		77,062
26,899	6.500		11/15/37		30,973
14,221	6.500		05/15/38		16,611
57,565	6.000		11/15/38		66,344
2,931	6.500		01/15/39		3,356
13,899	6.500		02/15/39		16,104
9,324,395	4.500		08/20/47		10,004,978
231,057	4.500		02/20/48		247,561
644,163	4.500		05/20/48		688,311
3,293,805	4.500		09/20/48		3,514,918
9,652,143	4.500		12/20/48		10,269,930
30,241,095	5.000		12/20/48		32,206,878
49,506,530	4.500		01/20/49		52,667,467
3,012,988	5.000		01/20/49		3,205,783
13,123,603	5.000		05/20/49		13,927,472
8,746,284	5.000		06/20/49		9,295,857
38,000,000	2.500		TBA-30yr	(d)	39,727,419
6,000,000	3.000		TBA-30yr	(d)	6,346,001

					184,554,002

UMBS – 5.2%
252,187	5.500		09/01/23		261,806
70,920	5.500		10/01/23		73,670
404,438	4.500		11/01/36		445,628
106,342	4.500		02/01/39		116,909
105,201	4.500		04/01/39		115,848
7,435	4.500		08/01/39		8,165
6,027	4.500		05/01/41		6,641
392,295	4.500		08/01/41		429,810
110,538	4.500		10/01/41		121,796
30,703	4.000		09/01/48		32,755
7,583,497	4.500		10/01/48		8,266,037
32,265,126	5.000		10/01/49		34,805,550

					44,684,615

Mortgage-Backed Obligations – (continued)
UMBS, 30 Year, Single Family(d) – 7.2%
19,000,000	2.500		TBA-30yr		19,695,258
27,000,000	3.000		TBA-30yr		28,313,717
6,000,000	3.500		TBA-30yr		6,346,108
7,000,000	4.000		TBA-30yr		7,472,009

					61,827,092

TOTAL FEDERAL AGENCIES					$334,120,162

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $416,848,712)					$420,307,543

Agency Debentures – 4.0%
FHLB
$1,800,000	5.375%		08/15/24		$2,151,378
FNMA
5,200,000	6.250		05/15/29		7,436,416
16,080,000	7.125		01/15/30		24,700,488

TOTAL AGENCY DEBENTURES
(Cost $30,243,961)					$34,288,282

Asset-Backed Securities(b) – 0.1%
Student Loan – 0.1%
NCUA Guaranteed Notes Series 2010-A1, Class A (1M LIBOR + 0.350%)
$944,772	1.075%		12/07/20		$938,127
(Cost $944,772)

U.S. Treasury Obligations – 48.0%
United States Treasury Bonds
$7,370,000	3.750	%(e)	11/15/43		$11,011,241
410,000	3.375		05/15/44		582,777
10,000	3.000	(e)	11/15/45		13,645
200,000	2.875		11/15/46		268,156
110,000	3.000	(e)	02/15/48		151,955
1,400,000	3.375		11/15/48		2,073,313
780,000	2.000		02/15/50		905,897
United States Treasury Inflation Indexed Note
18,709,122	0.125		07/15/22		18,516,070
United States Treasury Notes
13,456,000	2.625		07/15/21		13,868,616
78,670,000	2.500		01/15/22		81,795,289
71,350,000	2.500		02/15/22		74,312,697
43,730,000	1.875		02/28/22		45,062,398
71,560,000	2.375		03/15/22		74,500,669
46,570,000	1.750		09/30/22		48,243,609
350,000	2.750		04/30/23		376,031
380,000	2.875		11/30/23		414,972
7,100,000	2.625		12/31/23		7,702,945
620,000	3.000		09/30/25		705,298
4,500,000	2.625		12/31/25		5,048,438
630,000	1.375		08/31/26		663,370

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Obligations – (continued)
United States Treasury Strip Coupon(f)
$28,900,000	0.000%	11/15/35	$24,243,126
2,800,000	0.000	05/15/36	2,324,810

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $395,983,874)			$412,785,322

Shares	Dividend Rate	Value

Investment Company(g) – 11.6%
Goldman Sachs Financial Square Government Fund – Institutional Shares
99,415,408	0.333%	$99,415,408
(Cost $99,415,408)

TOTAL INVESTMENTS – 112.6%
(Cost $943,436,727)		$967,734,682

LIABILITIES IN EXCESS OF OTHER ASSETS – (12.6)%		(108,314,463)

NET ASSETS – 100.0%		$859,420,219

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2020.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $107,900,512 which represents approximately 12.6% of the Fund’s net assets as of March 31, 2020.

(e)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(g)	Represents an affiliated issuer.

Currency Abbreviations:
USD	—U.S. Dollar

Investment Abbreviations:
CMT	—Constant Maturity Treasury Indexes
COF	—Cost of Funds Index
FDIC	—Federal Deposit Insurance Corp.
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
MTA	—Monthly Treasury Average
NCUA	—National Credit Union Administration
REMIC	—Real Estate Mortgage Investment Conduit
SOFR	—Secured Overnight Funding Rate
UMBS	—Uniform Mortgage Backed Securities

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At March 31, 2020, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
UMBS, 30 Year, Single Family (Proceeds Receivable: $(16,445,313))	5.000%	TBA-30yr	04/15/20	$(15,000,000)	$(16,188,338)

(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At March 31, 2020, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Eurodollars	222	12/14/20	$55,311,300	$986,549
1 Month SOFR	88	07/31/20	36,647,598	377,913
2 Year U.S. Treasury Notes	1,375	06/30/20	303,026,367	3,949,084

Total				$5,313,546

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)

March 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts:
Eurodollars	(254)	06/15/20	$(63,166,625)	$(949,214)
Ultra Long U.S. Treasury Bonds	(56)	06/19/20	(12,425,000)	(525,366)
Ultra 10 Year U.S. Treasury Notes	(122)	06/19/20	(19,035,813)	(865,737)
30 day Federal Funds	(88)	07/31/20	(36,647,598)	(322,944)
5 Year U.S. Treasury Notes	(338)	06/30/20	(42,371,469)	(1,261,583)
10 Year U.S. Treasury Notes	(89)	06/19/20	(12,343,188)	(263,527)
20 Year U.S. Treasury Bonds	(259)	06/19/20	(46,377,188)	(2,836,514)

Total				$(7,024,885)

TOTAL FUTURES CONTRACTS				$(1,711,339)

SWAP CONTRACTS — At March 31, 2020, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACT

Payments Made by the Fund(a)	Payments Received by Fund	Termination Date	Notional Amount (000s)(b)	Unrealized Appreciation/ (Depreciation)*

1M LIBOR + 0.090%	3M LIBOR	07/25/24	$9,300	$(9,491)

(a)	Payments made quarterly.
(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2020.
*	There are no upfront payments on the swap contracts (s), therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments

March 31, 2020

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 73.1%
Aerospace & Defense(a) – 0.3%
Bombardier, Inc.(b)
$125,000	7.500%		03/15/25	$87,188
TransDigm, Inc.
1,925,000	6.500		07/15/24	1,828,750
120,000	6.500		05/15/25	114,000

				2,029,938

Agriculture(a) – 1.1%
Altria Group, Inc.
2,350,000	3.800		02/14/24	2,384,710
Archer-Daniels-Midland Co.
1,250,000	2.750		03/27/25	1,265,500
BAT Capital Corp.
4,925,000	2.764		08/15/22	4,856,739

				8,506,949

Apparel(a) – 0.2%
NIKE, Inc.
1,575,000	2.400		03/27/25	1,632,173

Automotive – 1.2%
American Axle & Manufacturing, Inc.(a)
125,000	6.250		04/01/25	102,500
Cooper-Standard Automotive, Inc.(a)(b)
145,000	5.625		11/15/26	108,750
Ford Motor Credit Co. LLC
1,500,000	3.813		10/12/21	1,432,260
General Motors Financial Co., Inc.
700,000	3.200	(a)	07/06/21	669,158
1,450,000	4.200		11/06/21	1,368,713
846,000	3.700	(a)	05/09/23	761,146
1,100,000	3.950	(a)	04/13/24	996,930
Panther BF Aggregator 2 LP/Panther Finance Co., Inc.(a)(b)
120,000	8.500		05/15/27	104,700
Volkswagen Group of America Finance LLC(b)(c) (3M USD LIBOR + 0.770%)
4,000,000	2.477		11/13/20	3,951,160

				9,495,317

Banks – 20.2%
Banco do Brasil SA
350,000	4.750		03/20/24	340,922
Banco Santander SA
1,800,000	3.848		04/12/23	1,801,944
2,600,000	2.706		06/27/24	2,571,192
Bank of America Corp.
3,075,000	2.503	(a)	10/21/22	3,076,015
1,000,000	4.200		08/26/24	1,062,000
(3M USD LIBOR + 0.630%)
1,800,000	3.499	(a)(c)	05/17/22	1,821,204
(3M USD LIBOR + 0.790%)
11,000,000	3.004	(a)(c)	12/20/23	11,211,090
(3M USD LIBOR + 0.940%)
1,175,000	3.864	(a)(c)	07/23/24	1,227,147
Bank of America NA(a)(c) (3M USD LIBOR + 0.650%)
500,000	3.335		01/25/23	509,755
Banque Federative du Credit Mutuel SA(b)
2,800,000	3.750		07/20/23	2,871,512

Corporate Obligations – (continued)
Banks – (continued)
Barclays Bank PLC
1,100,000	5.140		10/14/20	1,110,296
1,600,000	2.650	(a)	01/11/21	1,595,200
Barclays PLC(a)(c) (3M USD LIBOR + 1.380%)
2,550,000	3.072		05/16/24	2,212,558
BNP Paribas SA(b)
1,650,000	3.500		03/01/23	1,658,910
BPCE SA(b)
2,425,000	3.000		05/22/22	2,403,708
850,000	2.375		01/14/25	786,038
CIT Bank NA(a)(c) (SOFR + 1.715%)
1,050,000	2.969		09/27/25	920,472
CIT Group, Inc.(a)
125,000	4.750		02/16/24	121,250
Citibank NA(a)
1,425,000	3.650		01/23/24	1,493,414
Citigroup, Inc.
5,500,000	2.350		08/02/21	5,495,655
2,025,000	2.900	(a)	12/08/21	2,043,245
975,000	2.700	(a)	10/27/22	980,811
(3M USD LIBOR + 0.950%)
3,750,000	2.876	(a)(c)	07/24/23	3,757,387
(SOFR + 3.234%)
1,275,000	4.700	(a)(c)	12/31/99	1,102,875
Citizens Bank NA(a)
2,900,000	3.250		02/14/22	2,937,845
Comerica Bank
1,450,000	2.500		07/23/24	1,435,935
Cooperatieve Rabobank UA(b)
2,700,000	2.625		07/22/24	2,615,085
Credit Agricole SA, Class B
3,700,000	4.375		03/17/25	3,821,323
Credit Suisse Group Funding Guernsey Ltd.
5,375,000	3.450		04/16/21	5,408,755
Credit Suisse Group Funding Guernsey Ltd.
1,450,000	3.800		09/15/22	1,473,780
HSBC Holdings PLC
1,050,000	2.950		05/25/21	1,055,891
(3M USD LIBOR + 1.000%)
1,300,000	2.692	(a)(c)	05/18/24	1,206,322
ING Groep NV
1,525,000	4.100		10/02/23	1,565,062
JPMorgan Chase & Co.
6,000,000	3.200		01/25/23	6,197,040
(3M USD LIBOR + 0.695%)
2,050,000	3.207	(a)(c)	04/01/23	2,086,039
(3M USD LIBOR + 0.730%)
7,125,000	3.559	(a)(c)	04/23/24	7,452,536
(3M USD LIBOR + 3.800%)
1,230,000	5.300	(a)(c)	12/29/49	1,147,086
(SOFR + 3.125%)
1,700,000	4.600	(a)(c)	12/31/99	1,496,782
Lloyds Bank PLC
1,975,000	3.300		05/07/21	1,975,395
Lloyds Banking Group PLC(a)(c) (3M USD LIBOR + 1.249%)
1,375,000	2.858		03/17/23	1,354,403

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
Macquarie Bank Ltd.(b)
$1,825,000	2.100%		10/17/22	$1,812,973
Mitsubishi UFJ Financial Group, Inc.
1,400,000	2.623		07/18/22	1,397,956
6,950,000	3.407		03/07/24	7,164,894
Morgan Stanley, Inc.
6,150,000	2.625		11/17/21	6,158,671
4,600,000	4.875		11/01/22	4,812,382
(3M USD LIBOR + 0.847%)
5,175,000	3.737	(a)(c)	04/24/24	5,369,166
(SOFR + 0.700%)
4,125,000	1.613	(a)(c)	01/20/23	3,837,034
MUFG Union Bank NA(a)
2,375,000	3.150		04/01/22	2,377,612
1,400,000	2.100		12/09/22	1,357,608
NatWest Markets PLC(b)
4,125,000	3.625		09/29/22	4,113,285
Royal Bank of Canada
2,050,000	1.950		01/17/23	2,029,090
Royal Bank of Scotland Group PLC(a)(c) (3M USD LIBOR + 1.550%)
2,525,000	4.519		06/25/24	2,565,526
(3M USD LIBOR + 1.762%)
1,175,000	4.269		03/22/25	1,220,285
Santander UK PLC
3,675,000	2.100		01/13/23	3,566,734
Standard Chartered PLC(a)(b)(c) (3M USD LIBOR + 1.150%)
1,275,000	4.247		01/20/23	1,280,636
State Street Corp.(a)(b)(c) (SOFR + 2.690%)
900,000	2.825		03/30/23	908,532
Sumitomo Mitsui Financial Group, Inc.
4,650,000	2.784		07/12/22	4,685,619
The Bank of New York Mellon Corp.
1,450,000	3.500		04/28/23	1,514,206
The Huntington National Bank(a)
800,000	3.125		04/01/22	810,584
Turkiye Vakiflar Bankasi TAO
200,000	8.125		03/28/24	192,174
380,000	5.250	(b)	02/05/25	321,100
UBS Group AG(b)
1,275,000	2.650		02/01/22	1,266,802
UniCredit SpA(b)
1,000,000	6.572		01/14/22	1,017,980
Wells Fargo & Co.
4,375,000	2.625		07/22/22	4,417,525
1,400,000	3.750	(a)	01/24/24	1,481,158
Wells Fargo Bank NA(a)
1,400,000	3.550		08/14/23	1,467,242
(3M USD LIBOR + 0.650%)
2,000,000	2.082	(c)	09/09/22	1,987,840

				164,538,493

Beverages – 2.3%
Anheuser-Busch InBev Finance, Inc.(a)
2,359,000	3.300		02/01/23	2,427,553

Corporate Obligations – (continued)
Beverages – (continued)
Anheuser-Busch InBev Worldwide, Inc.(c) (3M USD LIBOR + 0.740%)
2,725,000	2.588		01/12/24	2,524,031
Constellation Brands, Inc.(a)
3,200,000	2.700		05/09/22	3,132,608
3,025,000	2.650		11/07/22	2,950,403
800,000	3.200		02/15/23	799,696
Diageo Capital PLC(a)
1,975,000	3.500		09/18/23	2,037,568
Keurig Dr Pepper, Inc.(a)
3,900,000	4.057		05/25/23	4,058,925
The Coca-Cola Co.
1,000,000	2.950		03/25/25	1,068,130

				18,998,914

Biotechnology – 0.4%
Bio-Rad Laboratories, Inc.
3,576,000	4.875		12/15/20	3,623,811

Building Materials(a) – 1.6%
Carrier Global Corp.(b)
2,650,000	1.923		02/15/23	2,606,884
8,475,000	2.242		02/15/25	8,278,549
Fortune Brands Home & Security, Inc.
1,650,000	4.000		09/21/23	1,692,685
JELD-WEN, Inc.(b)
125,000	4.875		12/15/27	110,313
Summit Materials LLC/Summit Materials Finance Corp.(b)
115,000	6.500		03/15/27	108,963

				12,797,394

Chemicals – 1.8%
Celanese US Holdings LLC(a)
900,000	3.500		05/08/24	853,074
CNAC HK Finbridge Co. Ltd.
600,000	3.125		06/19/22	593,067
240,000	4.625		03/14/23	246,900
230,000	3.375		06/19/24	228,778
DuPont de Nemours, Inc.(a)
6,800,000	4.205		11/15/23	7,157,612
International Flavors & Fragrances, Inc.
1,375,000	3.400		09/25/20	1,380,981
Kraton Polymers LLC/Kraton Polymers Capital Corp.(a)(b)
120,000	7.000		04/15/25	106,200
Sasol Financing International Ltd.
200,000	4.500		11/14/22	84,000
Sasol Financing USA LLC(a)
650,000	5.875		03/27/24	266,370
Syngenta Finance NV(b)
3,055,000	3.933		04/23/21	2,877,505
The Dow Chemical Co.(a)
1,125,000	3.150		05/15/24	1,115,955
The Sherwin-Williams Co.(a)
35,000	2.750		06/01/22	35,071

				14,945,513

Commercial Services – 1.8%
Global Payments, Inc.(a)
3,800,000	3.750		06/01/23	3,810,678

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Commercial Services – (continued)
IHS Markit Ltd.(a)
$4,343,000	5.000	% (b)	11/01/22	$4,555,242
2,475,000	3.625		05/01/24	2,514,179
PayPal Holdings, Inc.
2,075,000	2.200		09/26/22	2,052,715
1,625,000	2.400	(a)	10/01/24	1,630,590
The Hertz Corp.(a)(b)
125,000	6.000		01/15/28	65,625

				14,629,029

Computers(a) – 2.5%
Dell International LLC/EMC Corp.(b)
3,150,000	4.420		06/15/21	3,181,721
6,625,000	5.450		06/15/23	6,795,130
3,650,000	4.000		07/15/24	3,690,113
Hewlett Packard Enterprise Co.
1,475,000	3.500		10/05/21	1,482,036
800,000	4.400		10/15/22	817,768
825,000	2.250		04/01/23	802,725
(3M USD LIBOR + 0.720%)
3,525,000	2.620	(c)	10/05/21	3,335,002

				20,104,495

Cosmetics/Personal Care(a) – 0.0%
The Procter & Gamble Co.
325,000	2.450		03/25/25	340,337

Distribution & Wholesale(a)(b) – 0.0%
Resideo Funding, Inc.
125,000	6.125		11/01/26	108,688

Diversified Financial Services – 3.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
250,000	4.500		05/15/21	229,570
1,500,000	4.125	(a)	07/03/23	1,361,745
Air Lease Corp.
1,975,000	3.500		01/15/22	1,789,883
775,000	2.250		01/15/23	649,388
3,586,000	2.750	(a)	01/15/23	3,017,332
1,500,000	2.300	(a)	02/01/25	1,182,105
Ally Financial, Inc.
1,975,000	4.125		02/13/22	1,940,437
1,300,000	4.625		05/19/22	1,275,430
American Express Co.(a)
1,525,000	3.700		08/03/23	1,598,734
(3M USD LIBOR + 0.750%)
1,200,000	2.513	(c)	08/03/23	1,129,704
(3M USD LIBOR + 3.285%)
646,000	4.026	(c)	12/29/49	545,870
Avolon Holdings Funding Ltd.(a)(b)
1,025,000	3.625		05/01/22	907,925
3,925,000	5.500		01/15/23	3,515,779
1,075,000	3.950		07/01/24	847,089
2,075,000	2.875		02/15/25	1,640,702
Capital One Financial Corp.(a)
850,000	3.900		01/29/24	857,676
(3M USD LIBOR + 0.720%)
1,475,000	2.490	(c)	01/30/23	1,369,906

Corporate Obligations – (continued)
Diversified Financial Services – (continued)
GE Capital International Funding Co. Unlimited Co.
1,675,000	2.342		11/15/20	1,665,972
Global Aircraft Leasing Co. Ltd.(a)(b)(d) (PIK 7.250%, Cash 6.500%)
1,550,000	6.500		09/15/24	964,875
Huarong Finance 2019 Co. Ltd.
380,000	3.750		05/29/24	376,675
Huarong Finance II Co. Ltd.
270,000	5.500		01/16/25	283,500
International Lease Finance Corp.
2,125,000	8.625		01/15/22	2,060,825
Nationstar Mortgage Holdings, Inc.(a)(b)
115,000	8.125		07/15/23	112,413
Park Aerospace Holdings Ltd.(a)(b)
900,000	5.250		08/15/22	794,988
The Western Union Co.(a)
1,025,000	2.850		01/10/25	1,019,906

				31,138,429

Electrical – 4.1%
Ameren Corp.(a)
1,250,000	2.500		09/15/24	1,214,425
Berkshire Hathaway Energy Co.(a)(b)
1,225,000	4.050		04/15/25	1,324,445
Calpine Corp.(a)
2,045,000	5.750		01/15/25	1,912,075
Dominion Energy, Inc.
2,125,000	2.715	(e)	08/15/21	2,096,865
1,750,000	2.450	(b)	01/15/23	1,730,907
525,000	3.071	(e)	08/15/24	521,052
DTE Energy Co.
650,000	2.600		06/15/22	634,394
Exelon Corp.(a)
750,000	2.450		04/15/21	743,640
FirstEnergy Corp.(a)
850,000	2.050		03/01/25	789,506
Florida Power & Light Co.(a)
750,000	2.850		04/01/25	782,678
Georgia Power Co.
1,825,000	2.100		07/30/23	1,781,401
ITC Holdings Corp.(a)
4,050,000	2.700		11/15/22	4,021,002
NextEra Energy Capital Holdings, Inc.(a)
2,625,000	3.150		04/01/24	2,685,007
NRG Energy, Inc.(a)(b)
4,525,000	3.750		06/15/24	4,472,329
Public Service Enterprise Group, Inc.(a)
975,000	2.875		06/15/24	973,479
Sempra Energy(a)(c) (3M USD LIBOR + 0.500%)
1,350,000	2.331		01/15/21	1,278,760
Vistra Energy Corp.(a)
1,900,000	5.875		06/01/23	1,909,500
Vistra Operations Co. LLC(a)(b)
3,325,000	3.550		07/15/24	3,128,060
WEC Energy Group, Inc.
1,425,000	3.100		03/08/22	1,441,088

				33,440,613

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Electrical Components & Equipment(a)(b) – 0.3%
Energizer Holdings, Inc.
$1,925,000	5.500%		06/15/25	$1,905,750
110,000	7.750		01/15/27	111,650

				2,017,400

Electronics(a) – 0.1%
Roper Technologies, Inc.
975,000	2.350		09/15/24	947,817

Entertainment(a)(b) – 0.0%
Lions Gate Capital Holdings LLC
125,000	5.875		11/01/24	107,500

Environmental(a) – 0.2%
Waste Management, Inc.
1,500,000	2.950		06/15/24	1,539,750

Food & Drug Retailing – 1.6%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertson’s LLC(a)(b)
110,000	7.500		03/15/26	117,288
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
1,926,000	6.625		06/15/24	1,954,890
B&G Foods, Inc.(a)
125,000	5.250		04/01/25	123,125
General Mills, Inc.
1,500,000	3.700	(a)	10/17/23	1,559,385
(3M USD LIBOR + 1.010%)
2,175,000	2.846	(c)	10/17/23	2,100,419
Mondelez International Holdings Netherlands B.V.(b)
1,975,000	2.000	(a)	10/28/21	1,966,310
1,225,000	2.125		09/19/22	1,214,710
Smithfield Foods, Inc.(a)(b)
2,350,000	2.650		10/03/21	2,200,634
Sysco Corp.(a)
1,000,000	5.650		04/01/25	1,040,350
Tyson Foods, Inc.(a)
875,000	3.900		09/28/23	910,691

				13,187,802

Gas(a) – 0.1%
NiSource, Inc.
1,100,000	2.650		11/17/22	1,111,242

Healthcare Providers & Services – 1.9%
Acadia Healthcare Co., Inc.(a)
500,000	6.125		03/15/21	490,000
1,950,000	5.625		02/15/23	1,852,500
120,000	6.500		03/01/24	117,000
Centene Corp.(a)(b)
1,900,000	4.250		12/15/27	1,912,578
DaVita, Inc.(a)
1,925,000	5.000		05/01/25	1,925,000
DH Europe Finance II S.a.r.l.
1,300,000	2.050		11/15/22	1,275,781
650,000	2.200	(a)	11/15/24	638,248
HCA, Inc.
1,089,000	5.875		05/01/23	1,135,283

Corporate Obligations – (continued)
Healthcare Providers & Services – (continued)
Hill-Rom Holdings, Inc.(a)(b)
$2,050,000	5.000%		02/15/25	$2,050,000
SSM Health Care Corp.(a)
2,335,000	3.688		06/01/23	2,371,470
Tenet Healthcare Corp.(a)
1,952,000	5.125		05/01/25	1,864,160

				15,632,020

Household Products(a) – 0.5%
Prestige Brands, Inc.(b)
1,900,000	6.375		03/01/24	1,919,000
Spectrum Brands, Inc.
1,900,000	5.750		07/15/25	1,776,500

				3,695,500

Insurance – 0.3%
American International Group, Inc.
1,700,000	4.125		02/15/24	1,776,500
Reliance Standard Life Global Funding II(b)
1,025,000	2.150		01/21/23	1,011,337

				2,787,837

Internet – 0.1%
Netflix, Inc.
1,100,000	5.875		02/15/25	1,157,750

Iron/Steel(a)(b) – 0.0%
Cleveland-Cliffs, Inc.
130,000	5.875		06/01/27	78,975

Leisure Time(a)(b) – 0.0%
Viking Cruises Ltd.
115,000	5.875		09/15/27	67,850

Lodging(a) – 0.3%
Marriott International, Inc.
1,650,000	3.600		04/15/24	1,518,017
MGM Resorts International
1,181,000	5.750		06/15/25	1,056,995

				2,575,012

Machinery – Construction & Mining(a)(b) – 0.0%
The Manitowoc Co., Inc.
125,000	9.000		04/01/26	110,469

Machinery-Diversified(a)(b) – 0.8%
Otis Worldwide Corp.
4,000,000	2.056		04/05/25	3,924,320
(3M USD LIBOR + 0.450%)
3,000,000	2.088	(c)	04/05/23	2,842,110

				6,766,430

Media – 3.3%
Charter Communications Operating LLC/Charter Communications Operating Capital(a)
1,650,000	4.464		07/23/22	1,704,417
2,900,000	4.500		02/01/24	2,994,105
3,775,000	4.908		07/23/25	4,057,596
(3M USD LIBOR + 1.650%)
1,275,000	3.413	(c)	02/01/24	1,242,692

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Media – (continued)
Comcast Cable Communications Holdings, Inc.
$3,148,000	9.455%		11/15/22	$3,716,277
CSC Holdings LLC
1,150,000	6.750		11/15/21	1,184,500
Diamond Sports Group LLC/Diamond Sports Finance Co.(a)(b)
125,000	6.625		08/15/27	83,594
DISH DBS Corp.
1,850,000	6.750		06/01/21	1,863,875
Entercom Media Corp.(a)(b)
120,000	7.250		11/01/24	100,200
Fox Corp.
1,225,000	3.666		01/25/22	1,251,104
3,150,000	4.030	(a)	01/25/24	3,272,702
Meredith Corp.(a)
120,000	6.875		02/01/26	103,200
Scripps Escrow, Inc.(a)(b)
120,000	5.875		07/15/27	105,600
The Walt Disney Co.
1,650,000	3.350		03/24/25	1,796,949
Time Warner Cable LLC(a)
1,448,000	4.000		09/01/21	1,450,360
Time Warner Entertainment Co. LP
1,701,000	8.375		03/15/23	1,887,055
Univision Communications, Inc.(a)(b)
125,000	5.125		05/15/23	107,188

				26,921,414

Mining(b) – 0.2%
Glencore Funding LLC(a)
625,000	3.000		10/27/22	585,600
Indonesia Asahan Aluminium Persero PT
780,000	5.230		11/15/21	777,387

				1,362,987

Miscellaneous Manufacturing – 0.7%
General Electric Co.
1,000,000	2.700		10/09/22	983,630
(3M USD LIBOR + 0.800%)
2,130,000	2.631	(c)	04/15/20	2,130,000
Ingersoll-Rand Global Holding Co. Ltd.
1,875,000	2.900		02/21/21	1,880,663
Parker-Hannifin Corp.(a)
625,000	2.700		06/14/24	621,350

				5,615,643

Oil Field Services – 1.3%
Antero Resources Corp.(a)
140,000	5.375		11/01/21	99,400
Canadian Natural Resources Ltd.(a)
1,400,000	2.950		01/15/23	1,211,574
Continental Resources, Inc.(a)
2,000,000	3.800		06/01/24	1,010,840
Exxon Mobil Corp.(a)
1,850,000	2.992		03/19/25	1,944,294
Gazprom PJSC Via Gaz Capital SA
670,000	5.999		01/23/21	679,631

Corporate Obligations – (continued)
Oil Field Services – (continued)
MEG Energy Corp.(a)(b)
$78,000	7.000%		03/31/24	$35,490
Nabors Industries, Inc.
14,000	4.625		09/15/21	8,873
Newfield Exploration Co.
125,000	5.750		01/30/22	84,948
Oasis Petroleum, Inc.(a)
900,000	6.875		03/15/22	182,250
Occidental Petroleum Corp.
1,275,000	2.700		08/15/22	908,438
(3M USD LIBOR + 1.450%)
2,350,000	3.142	(a)(c)	08/15/22	1,557,415
Petrobras Global Finance B.V.
1,130,000	6.250		03/17/24	1,100,620
Transocean Sentry Ltd.(a)(b)
1,900,000	5.375		05/15/23	1,596,000
USA Compression Partners LP/USA Compression Finance Corp.(a)
120,000	6.875		04/01/26	75,000
WPX Energy, Inc.(a)
120,000	5.250		09/15/24	72,000

				10,566,773

Pharmaceuticals – 5.5%
AbbVie, Inc.
3,875,000	3.375		11/14/21	3,960,637
4,475,000	2.300	(b)	11/21/22	4,470,972
5,575,000	2.600	(a)(b)	11/21/24	5,623,893
Bausch Health Americas, Inc.(a)(b)
110,000	9.250		04/01/26	115,500
Bausch Health Cos., Inc.(a)(b)
1,875,000	7.000		03/15/24	1,926,562
Bayer US Finance II LLC(a)(b)(c) (3M USD LIBOR + 1.010%)
4,150,000	1.751		12/15/23	3,638,554
Becton Dickinson & Co.(a)
4,375,000	2.894		06/06/22	4,344,025
1,200,000	3.363		06/06/24	1,198,848
(3M USD LIBOR + 0.875%)
1,144,000	2.250	(c)	12/29/20	1,105,390
Bristol-Myers Squibb Co.(b)
1,450,000	2.600		05/16/22	1,478,202
1,275,000	2.900	(a)	07/26/24	1,326,638
Cigna Corp.(a)
1,080,000	3.750		07/15/23	1,101,838
(3M USD LIBOR + 0.650%)
1,550,000	1.493	(c)	09/17/21	1,487,814
CVS Health Corp.(a)
1,748,000	2.125		06/01/21	1,743,682
8,100,000	3.700		03/09/23	8,395,731
Elanco Animal Health, Inc.
1,375,000	4.662		08/27/21	1,359,375
500,000	5.022	(a)	08/28/23	507,088
HLF Financing S.a.r.l. LLC/Herbalife International, Inc.(a)(b)
120,000	7.250		08/15/26	102,000
McKesson Corp.(a)
675,000	2.700		12/15/22	688,190

				44,574,939

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Pipelines(a) – 3.8%
Enbridge, Inc.
$2,725,000	2.900%		07/15/22	$2,612,021
Energy Transfer Operating LP
7,500,000	3.600		02/01/23	6,620,475
Energy Transfer Partners LP/Regency Energy Finance Corp.
150,000	4.500		11/01/23	135,443
EQM Midstream Partners LP
3,981,000	4.750		07/15/23	2,876,909
Genesis Energy LP/Genesis Energy Finance Corp.
1,285,000	6.000		05/15/23	931,625
MPLX LP
2,050,000	3.500	(b)	12/01/22	1,978,270
1,000,000	4.500		07/15/23	852,770
(3M USD LIBOR + 0.900%)
1,100,000	1.899	(c)	09/09/21	1,079,804
(3M USD LIBOR + 1.100%)
1,600,000	2.099	(c)	09/09/22	1,525,648
NGPL PipeCo LLC(b)
215,000	4.375		08/15/22	204,693
410,000	4.875		08/15/27	361,259
Sabine Pass Liquefaction LLC
4,560,000	5.625		02/01/21	4,485,718
225,000	5.625		04/15/23	209,246
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
1,950,000	5.125		02/01/25	1,618,500
Texas Eastern Transmission LP(b)
1,225,000	4.125		12/01/20	1,221,889
The Williams Cos., Inc.
1,095,000	4.125		11/15/20	1,082,736
2,025,000	3.600		03/15/22	1,983,892
Western Midstream Operating LP
1,300,000	5.375		06/01/21	1,042,561

				30,823,459

Real Estate(a) – 0.1%
China Evergrande Group
230,000	8.250		03/23/22	185,811
Kaisa Group Holdings Ltd.
200,000	11.500		01/30/23	167,651
Realogy Group LLC/Realogy Co-Issuer Corp.(b)
125,000	9.375		04/01/27	104,375
Yuzhou Properties Co. Ltd.
200,000	7.700		02/20/25	166,813

				624,650

Real Estate Investment Trust – 1.3%
Alexandria Real Estate Equities, Inc.(a)
375,000	4.000		01/15/24	392,273
American Tower Corp.
4,000,000	3.000		06/15/23	3,881,480
1,325,000	3.375	(a)	05/15/24	1,323,450
1,150,000	2.400	(a)	03/15/25	1,133,302
SL Green Operating Partnership LP(a)
2,575,000	3.250		10/15/22	2,735,937

Corporate Obligations – (continued)
Real Estate Investment Trust – (continued)
Ventas Realty LP(a)
1,375,000	3.500		04/15/24	1,399,090

				10,865,532

Retailing(a) – 0.8%
1011778 BC ULC/New Red Finance, Inc.(b)
1,929,000	5.000		10/15/25	1,861,485
Alimentation Couche-Tard, Inc.(b)
425,000	2.700		07/26/22	417,945
AutoZone, Inc.
1,700,000	3.125		04/18/24	1,690,361
Beacon Roofing Supply, Inc.(b)
1,207,000	4.875		11/01/25	1,089,317
Dollar Tree, Inc.(c) (3M USD LIBOR + 0.700%)
1,025,000	2.536		04/17/20	1,021,166
PetSmart, Inc.(b)
125,000	5.875		06/01/25	124,688
Staples, Inc.(b)
120,000	10.750		04/15/27	91,800

				6,296,762

Savings & Loans(b) – 0.6%
Nationwide Building Society
2,725,000	2.000		01/27/23	2,667,175
(3M USD LIBOR + 1.181%)
2,075,000	3.622	(a)(c)	04/26/23	2,061,492

				4,728,667

Semiconductors – 2.7%
Broadcom Corp./Broadcom Cayman Finance Ltd.(a)
5,455,000	3.625		01/15/24	5,394,068
Broadcom, Inc.(b)
5,375,000	3.125		10/15/22	5,320,121
5,250,000	3.625	(a)	10/15/24	5,148,150
Microchip Technology, Inc.
1,125,000	3.922		06/01/21	1,089,557
NXP B.V./NXP Funding LLC(b)
2,950,000	4.125		06/01/21	2,976,579
NXP B.V./NXP Funding LLC(b)
1,600,000	3.875		09/01/22	1,607,504

				21,535,979

Software – 1.3%
Adobe, Inc.
475,000	1.700		02/01/23	480,486
500,000	1.900	(a)	02/01/25	505,605
Fiserv, Inc.
1,225,000	4.750		06/15/21	1,261,468
1,950,000	3.800	(a)	10/01/23	2,027,922
2,975,000	2.750	(a)	07/01/24	2,981,307
Oracle Corp.(a)
2,825,000	2.500		04/01/25	2,883,563

				10,140,351

Telecommunication Services – 3.3%
AT&T, Inc.
900,000	3.000		02/15/22	906,687
1,324,000	3.200	(a)	03/01/22	1,343,052

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Telecommunication Services – (continued)
$3,225,000	3.600	%(a)	02/17/23	$3,319,557
2,400,000	3.900	(a)	03/11/24	2,508,480
CenturyLink, Inc.
1,100,000	6.450		06/15/21	1,111,000
CommScope Technologies LLC(a)(b)
130,000	6.000		06/15/25	118,950
CommScope, Inc.(a)
63,000	5.000	(b)	06/15/21	61,740
750,000	5.500		03/01/24	758,033
Level 3 Financing, Inc.(a)
1,925,000	5.375		05/01/25	1,934,625
Qwest Corp.
650,000	6.750		12/01/21	656,838
Sprint Communications, Inc.
770,000	6.000		11/15/22	800,800
Sprint Corp.
1,000,000	7.250		09/15/21	1,030,000
T-Mobile USA, Inc.(a)
1,120,000	6.000		04/15/24	1,136,800
Telecom Italia SpA(b)
1,125,000	5.303		05/30/24	1,125,000
Verizon Communications, Inc.
2,200,000	2.450	(a)	11/01/22	2,230,712
6,700,000	5.150		09/15/23	7,468,825

				26,511,099

Toys/Games/Hobbies(a)(b) – 0.0%
Mattel, Inc.
125,000	5.875		12/15/27	127,500

Transportation(a) – 0.5%
Ryder System, Inc.
2,350,000	2.875		06/01/22	2,287,067
United Parcel Service, Inc.
1,925,000	3.900		04/01/25	2,083,793

				4,370,860

Trucking & Leasing(a)(b) – 0.2%
SMBC Aviation Capital Finance DAC
1,200,000	3.550		04/15/24	1,253,880

TOTAL CORPORATE OBLIGATIONS
(Cost $611,563,974)				$594,433,942

Mortgage-Backed Obligations – 16.4%
Collateralized Mortgage Obligations – 2.5%
Interest Only(f) – 1.0%
FHLMC REMIC Series 3852, Class SW(c) (-1x1M USD LIBOR + 6.000%)
$759,602	5.295%		05/15/41	$117,925
FHLMC REMIC Series 4314, Class SE(c) (-1x1M USD LIBOR + 6.050%)
581,686	5.345		03/15/44	95,010
FHLMC REMIC Series 4320, Class SD(c) (-1x1M USD LIBOR + 6.100%)
139,371	5.395		07/15/39	28,169

Mortgage-Backed Obligations – (continued)
Interest Only(f) – (continued)
FHLMC REMIC Series 4468, Class SY(c) (-1x1M USD LIBOR + 6.100%)
918,547	5.395		05/15/45	175,345
FHLMC REMIC Series 4583, Class ST(c) (-1x1M USD LIBOR + 6.000%)
637,062	5.295		05/15/46	106,792
FHLMC REMIC Series 4792, Class SA(c) (-1x1M USD LIBOR + 6.200%)
1,114,376	5.495		05/15/48	108,408
FHLMC REMIC Series 4936, Class ES(c) (-1x1M USD LIBOR + 6.000%)
396,419	5.295		12/25/49	45,970
FHLMC REMIC Series 4936, Class PS(c) (-1x1M USD LIBOR + 6.000%)
686,215	5.295		12/25/49	88,872
FHLMC STRIPS Series 304, Class C45
208,334	3.000		12/15/27	12,284
FNMA REMIC Series 2010-135, Class AS(c) (-1x1M USD LIBOR + 5.950%)
205,659	5.003		12/25/40	31,865
FNMA REMIC Series 2015-34, Class LS(c) (-1x1M USD LIBOR + 6.100%)
1,689,094	5.153		06/25/45	321,026
FNMA REMIC Series 2016-1, Class SJ(c) (-1x1M USD LIBOR + 6.150%)
961,476	5.203		02/25/46	160,399
FNMA REMIC Series 2017-31, Class SG(c) (-1x1M USD LIBOR + 6.100%)
1,000,617	5.153		05/25/47	167,291
FNMA REMIC Series 2017-86, Class SB(c) (-1x M USD LIBOR + 6.150%)
739,004	5.203		11/25/47	115,938
FNMA REMIC Series 2018-17, Class CS(c) (-1x1M USD LIBOR + 3.450%)
2,921,447	2.500		03/25/48	157,886
GNMA REMIC Series 2010-101, Class S(c) (-1x1M USD LIBOR + 6.000%)
143,295	5.227		08/20/40	25,520
GNMA REMIC Series 2010-20, Class SE(c) (-1x1M USD LIBOR + 6.250%)
103,254	5.477		02/20/40	20,240
GNMA REMIC Series 2013-124, Class CS(c) (-1x1M USD LIBOR + 6.050%)
591,007	5.277		08/20/43	113,965
GNMA REMIC Series 2013-134, Class DS(c) (-1x1M USD LIBOR + 6.100%)
66,215	5.327		09/20/43	12,486
GNMA REMIC Series 2013-152, Class TS(c) (-1x1M USD LIBOR + 6.100%)
212,937	5.327		06/20/43	38,839
GNMA REMIC Series 2014-117, Class SJ(c) (-1x1M USD LIBOR + 5.600%)
1,687,025	4.827		08/20/44	299,958
GNMA REMIC Series 2014-132, Class SL(c) (-1x1M USD LIBOR + 6.100%)
579,470	5.327		10/20/43	77,928

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Interest Only(f) – (continued)
GNMA REMIC Series 2014-133, Class BS(c) (-1x1M USD LIBOR + 5.600%)
$531,528	4.827%	09/20/44	$93,780
GNMA REMIC Series 2014-158, Class SA(c) (-1x1M USD LIBOR + 5.600%)
790,484	4.895	10/16/44	138,281
GNMA REMIC Series 2014-162, Class SA(c) (-1x1M USD LIBOR + 5.600%)
228,076	4.827	11/20/44	37,547
GNMA REMIC Series 2015-110, Class MS(c) (-1x1M USD LIBOR + 5.710%)
5,054,539	4.937	08/20/45	806,090
GNMA REMIC Series 2015-111, Class IM
770,058	4.000	08/20/45	79,653
GNMA REMIC Series 2015-123, Class SP(c) (-1x1M USD LIBOR + 6.250%)
366,995	5.477	09/20/45	65,992
GNMA REMIC Series 2015-57, Class AS(c) (-1x1M USD LIBOR + 5.600%)
921,630	4.827	04/20/45	145,557
GNMA REMIC Series 2015-95, Class GI
427,665	4.500	07/16/45	76,620
GNMA REMIC Series 2016-109, Class IH
2,012,820	4.000	10/20/45	206,668
GNMA REMIC Series 2016-27, Class IA
334,998	4.000	06/20/45	27,594
GNMA REMIC Series 2017-112, Class SJ(c) (-1X 1M USD LIBOR + 5.660%)
421,389	4.887	07/20/47	59,875
GNMA REMIC Series 2018-105, Class SC(c) (-1x1M USD LIBOR + 6.200%)
383,082	5.427	08/20/48	52,960
GNMA REMIC Series 2018-122, Class HS(c) (-1X 1M USD LIBOR + 6.200%)
902,543	5.427	09/20/48	159,625
GNMA REMIC Series 2018-122, Class SE(c) (-1x1M USD LIBOR + 6.200%)
1,000,000	5.427	09/20/48	141,234
GNMA REMIC Series 2018-139, Class SQ(c) (-1x1M USD LIBOR + 6.150%)
1,180,911	5.377	10/20/48	161,633
GNMA REMIC Series 2018-147, Class SA(c) (-1x1M USD LIBOR + 6.200%)
2,172,179	5.427	10/20/48	347,313
GNMA REMIC Series 2018-72, Class IB
352,215	4.000	04/20/46	43,719
GNMA REMIC Series 2019-1, Class SN(a)(c) (-1x1M USD LIBOR + 6.050%)
1,131,093	5.277	01/20/49	151,999
GNMA REMIC Series 2019-110, Class SD(c) (-1x1M USD LIBOR + 6.100%)
1,054,426	5.327	09/20/49	159,954
GNMA REMIC Series 2019-110, Class SE(c) (-1x1M USD LIBOR + 6.100%)
1,110,062	5.327	09/20/49	147,027

Mortgage-Backed Obligations – (continued)
Interest Only(f) – (continued)
GNMA REMIC Series 2019-128, Class IO
1,770,245	4.000	10/20/49	193,702
GNMA REMIC Series 2019-129, Class AI
2,950,866	3.500	10/20/49	351,482
GNMA REMIC Series 2019-151, Class IA
4,280,186	3.500	12/20/49	468,651
GNMA REMIC Series 2019-151, Class NI
3,613,111	3.500	10/20/49	327,807
GNMA REMIC Series 2019-20, Class SF(c) (-1x1M USD LIBOR + 3.790%)
2,483,992	3.017	02/20/49	191,681
GNMA REMIC Series 2019-4, Class SJ(a)(c) (-1X 1M USD LIBOR + 6.050%)
914,744	5.277	01/20/49	134,812
GNMA REMIC Series 2019-69, Class S(a)(c) (-1x1M USD LIBOR + 3.270%)
2,730,270	2.497	06/20/49	191,638
GNMA REMIC Series 2019-78, Class SE(a)(c) (-1X 1M USD LIBOR + 6.100%)
553,928	5.327	06/20/49	75,305
GNMA REMIC Series 2019-97, Class SC(c) (-1x1M USD LIBOR + 6.100%)
876,364	5.327	08/20/49	116,088
GNMA REMIC Series 2019-98, Class SC(c) (-1x1M USD LIBOR + 6.050%)
1,602,614	5.277	08/20/49	213,629

			7,690,032

Regular Floater(c) – 0.0%
FNMA REMIC Series 2007-33, Class HF (1M USD LIBOR + 0.350%)
17,152	1.297	04/25/37	16,952

Sequential Fixed Rate – 1.5%
FHLMC REMIC Series 4619, Class NA
1,626,869	3.000	03/15/44	1,741,180
FHLMC REMIC Series 4630, Class MC
1,107,472	4.000	08/15/54	1,202,573
FHLMC REMIC Series 4649, Class ML
8,353,745	4.000	11/15/54	9,228,139
FNMA REMIC Series 2012-111, Class B
19,798	7.000	10/25/42	24,430
FNMA REMIC Series 2012-153, Class B
71,054	7.000	07/25/42	89,679

			12,286,001

Sequential Floating Rate(b)(c) – 0.0%
New Residential Mortgage Loan Trust Series 2015-1A, Class A1
242,244	3.750	05/28/52	249,054

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$20,242,039

Commercial Mortgage-Backed Securities(b)(c) – 0.1%
Sequential Floating Rate – 0.1%
Bancorp Commercial Mortgage Trust Series 2018-CRE4, Class A (1M USD LIBOR + 0.900%)
$952,670	1.605%	09/15/35	$827,168

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate – (continued)
Exantas Capital Corp. Ltd. Series 2018-RSO6, Class A (1M USD LIBOR + 0.830%)
$122,401	1.630%	06/15/35		$111,756

TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES				$938,924

Federal Agencies – 13.8%
GNMA – 8.2%
$5,150,359	4.500%	08/20/47		$5,526,281
1,325,396	5.000	08/20/48		1,417,246
2,475,411	5.000	11/20/48		2,642,704
12,476,510	5.000	12/20/48		13,287,529
6,611,634	4.500	01/20/49		7,033,780
5,689,990	4.500	03/20/49		6,045,288
1,000,000	5.000	03/20/49		1,062,347
6,285,444	4.500	05/20/49		6,668,594
8,860,566	5.000	05/20/49		9,403,309
12,000,000	4.500	TBA-30yr	(g)	12,723,557
1,000,000	5.000	TBA-30yr	(g)	1,059,831

				66,870,466

UMBS – 3.9%
296,891	4.000	09/01/48		316,732
24,512,542	5.000	10/01/49		26,442,560
4,437,118	3.000	12/01/49		4,654,577

				31,413,869

UMBS, 30 Year, Single Family(g) – 1.7%
4,000,000	2.500	TBA-30yr		4,146,370
6,000,000	3.000	TBA-30yr		6,291,937
3,000,000	4.000	TBA-30yr		3,202,290

				13,640,597

TOTAL FEDERAL AGENCIES				$111,924,932

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $131,385,946)				$133,105,895

Asset-Backed Securities – 5.9%
Automotive(b) – 0.1%
Ford Credit Auto Owner Trust Series 2016-2, Class A
$450,000	2.030%	12/15/27		$444,633

Collateralized Loan Obligations(b)(c) – 3.7%
AIMCO CLO Series 2017-AA, Class A (3M USD LIBOR + 1.260%)
3,150,000	3.079	07/20/29		3,022,916
Bowman Park CLO Ltd. Series 2014-1A, Class AR (3M USD LIBOR + 1.180%)
684,193	2.863	11/23/25		674,863
BSPRT Issuer Ltd. Series 2018 FL4, Class A (1M USD LIBOR + 1.050%)
4,400,000	1.755	09/15/35		4,036,078

Asset-Backed Securities – (continued)
Collateralized Loan Obligations(b)(c) – (continued)
Cedar Funding II CLO Ltd. Series 2013-1A, Class A1R (3M USD LIBOR + 1.230%)
3,100,000	2.229	06/09/30		2,958,104
Cutwater Ltd. Series 2014-1A, Class A1AR (3M USD LIBOR + 1.250%)
1,347,378	3.081	07/15/26		1,304,613
KREF Ltd. Series 2018-FL1, Class A (1M USD LIBOR + 1.100%)
2,400,000	1.900	06/15/36		2,232,824
Madison Park Funding XXX Ltd. Series 2018-30A, Class A (3M USD LIBOR + 0.750%)
4,200,000	2.581	04/15/29		4,008,497
Newark BSL CLO 1 Ltd. Series 16-1A, Class A1R (3M USD LIBOR + 1.100%)
3,000,000	2.804	12/21/29		2,875,500
OCP CLO Ltd. Series 2015-8A, Class A1R (3M USD LIBOR + 0.850%)
1,802,048	2.686	04/17/27		1,750,430
Orec Ltd. Series 2018-CRE1, Class A (1M USD LIBOR + 1.180%)
1,500,000	1.885	06/15/36		1,372,374
Parallel Ltd. Series 2015-1A, Class AR (3M USD LIBOR + 0.850%)
1,061,181	2.669	07/20/27		1,009,987
Ready Capital Mortgage Financing LLC Series 2018-FL2, Class A (1M USD LIBOR + 0.850%)
95,925	1.797	06/25/35		95,503
Recette CLO Ltd. Series 2015-1A, Class AR (3M USD LIBOR + 0.920%)
3,368,425	2.739	10/20/27		3,260,972
Whitehorse Ltd. Series 2014-9A, Class AR (3M USD LIBOR + 1.160%)
1,302,989	2.996	07/17/26		1,278,640
WhiteHorse VIII Ltd. Series 2014-1A, Class AR (3M USD LIBOR + 0.900%)
296,301	2.663	05/01/26		291,851

				30,173,152

Student Loan(c) – 2.1%
Access to Loans for Learning Student Loan Corp. Series 2013-I, Class A (1M USD LIBOR + 0.800%)
474,682	1.747	02/25/41		440,603
Educational Funding of the South, Inc. Series 2012-1, Class A (1M USD LIBOR + 1.050%)
1,923,096	1.997	03/25/36		1,806,708
Educational Services of America, Inc. Series 2012-1, Class A1(b) (1M USD LIBOR + 1.150%)
30,392	2.777	09/25/40		28,565
Educational Services of America, Inc. Series 2014-1, Class A(b) (1M USD LIBOR + 0.700%)
557,466	1.647	02/25/39		515,078
Educational Services of America, Inc. Series 2015-2, Class A(b) (1M USD LIBOR + 1.000%)
470,597	1.947	12/25/56		447,704
Illinois Student Assistance Commission Series 2010-1, Class A3 (3M USD LIBOR + 0.900%)
1,555,088	2.694	07/25/45		1,462,693

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount		Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)
Student Loan(c) – (continued)
	Kentucky Higher Education Student Loan Corp. Series 2015-1, Class A1 (1M USD LIBOR + 0.750%)
	$1,615,110	2.331%	12/01/31	$1,598,135
	Montana Higher Education Student Assistance Corp. Series 2012-1, Class A2 (1M USD LIBOR + 1.000%)
	1,280,106	1.773	05/20/30	1,238,558
	Navient Student Loan Trust Series 2016-7A, Class A(b) (1M USD LIBOR + 1.150%)
	812,235	2.097	03/25/66	780,254
	Northstar Education Finance, Inc. Series 2012-1, Class A(b) (1M USD LIBOR + 0.700%)
	61,999	1.647	12/26/31	58,642
	Pennsylvania Higher Education Assistance Agency Series 12-1A, Class A1(b) (1M USD LIBOR + 0.550%)
	37,286	1.497	05/25/57	35,038
	PHEAA Student Loan Trust Series 2016-1A, Class A(b) (1M USD LIBOR + 1.150%)
	1,302,708	2.097	09/25/65	1,222,896
	SLC Student Loan Center Series 2011-1, Class A(b) (1M USD LIBOR + 1.220%)
	3,020,347	2.167	10/25/27	2,863,753
	SLC Student Loan Trust Series 2005-3, Class A3 (3M USD LIBOR + 0.120%)
	772,400	0.861	06/15/29	729,559
	SLM Student Loan Trust Series 2005-5, Class A4 (3M USD LIBOR + 0.140%)
	927,185	1.934	10/25/28	876,877
	SLM Student Loan Trust Series 2007-7, Class A4 (3M USD LIBOR + 0.330%)
	743,691	2.124	01/25/22	684,854
	SLM Student Loan Trust Series 2008-4, Class A4 (3M USD LIBOR + 1.650%)
	273,345	3.444	07/25/22	251,696
	SLM Student Loan Trust Series 2012-3, Class A (1M USD LIBOR + 0.650%)
	907,107	1.597	12/27/38	858,198
	South Texas Higher Education Authority, Inc. Series 2012-1, Class A2 (3M USD LIBOR + 0.850%)
	262,915	2.759	10/01/24	256,713
	Utah State Board of Regents Series 2011-1, Class A3 (3M USD LIBOR + 0.850%)
	1,200,000	2.613	05/01/35	1,189,500

				17,346,024

	TOTAL ASSET-BACKED SECURITIES
	(Cost $50,249,689)			$47,963,809

Foreign Debt Obligations – 1.3%
Sovereign – 1.3%
	Abu Dhabi Government International Bond
	$870,000	2.500%	10/11/22	$874,350
	Dominican Republic
	806,667	7.500	05/06/21	808,683
	Ecuador Government International Bond
	1,510,000	7.950	06/20/24	441,675

Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Qatar Government International Bond
	$870,000	2.375%	06/02/21	$867,825
	1,840,000	3.375 (b)	03/14/24	1,874,500
	Republic of Colombia(a)
	1,510,000	4.000	02/26/24	1,519,910
	Republic of Egypt(b)
	550,000	4.550	11/20/23	482,625
	Republic of Indonesia
	200,000	5.875	01/15/24	217,688
EUR	250,000	2.150 (b)	07/18/24	269,004
	Republic of Nigeria
	1,390,000	6.750	01/28/21	1,289,659
	Republic of Sri Lanka
	200,000	6.850	11/03/25	109,750
	Republic of Turkey
	200,000	4.250	03/13/25	170,000
	Ukraine Government Bond
	1,500,000	7.750	09/01/21	1,440,000

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $11,827,763)			$10,365,669

Municipal Debt Obligations – 1.2%
California(a) – 0.0%
	San Francisco City & County Airport Commission RB Refunding for San Francisco International Airport Series 2019 C
	$380,000	3.146%	05/01/23	$395,698

Connecticut – 0.4%
	Connecticut State GO Bonds Series A
	3,000,000	3.130	01/15/24	3,085,800

Illinois(a) – 0.6%
	Chicago Illinois GO Bonds Prerefunded Taxable Series B
	2,753,000	7.750	01/01/42	3,553,462
	Illinois State GO Build America Bonds Taxable Series 3
	1,275,000	5.727	04/01/20	1,275,000

				4,828,462

New Hampshire(a)(c) – 0.2%
	New Hampshire Higher Education Loan Corp. Series 2011-1, Class A3 (3M USD LIBOR + 0.000%)
	1,555,404	2.644	10/25/37	1,468,048

Utah(a)(c) – 0.0%
	Utah State Board of Regents Student Loan RB (Taxable) Series 2011, Class A2 (3M USD LIBOR + 0.000%)
	292,147	2.613	05/01/29	292,000

	TOTAL MUNICIPAL DEBT OBLIGATIONS
	(Cost $9,793,742)			$10,070,008

U.S. Treasury Obligations(h) – 2.3%
United States Treasury Notes
	$17,500,000	1.875%	02/28/22	$18,033,203
	850,000	2.875	08/15/28	1,004,727

	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost $18,469,185)			$19,037,930

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Shares	Dividend Rate	Value

Investment Company(i) – 0.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
3,637,470	0.333%	$3,637,470
(Cost $3,637,470)

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments – 0.4%
Certificate of Deposit(c) – 0.1%
Credit Suisse AG
$1,000,000	0.310%	06/19/20	$998,486

Commercial Paper(j) – 0.3%
VW Credit, Inc.
2,500,000	0.000	01/29/21	2,432,634

TOTAL SHORT-TERM INVESTMENTS
(Cost $3,457,916)			$3,431,120

TOTAL INVESTMENTS – 101.1%
(Cost $840,385,685)			$822,045,843

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.1)%			(9,148,846)

NET ASSETS – 100.0%			$812,896,997

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2020.

(d)	Pay-in-kind securities.

(e)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2020.

(f)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(g)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $27,423,985 which represents approximately 3.4% of the Fund’s net assets as of March 31, 2020.

(h)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(i)	Represents an affiliated issuer.

(j)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
COP	—Colombian Peso
CZK	—Czech Koruna
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
CDOR	—Canadian Dollar Offered Rate
CLO	—Collateralized Loan Obligation
EURO	—Euro Offered Rate
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
JYOR	—Japanese Yen Offered Rate
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
PLC	—Public Limited Company
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
SOFR	—Secured Overnight Funding Rate
STIBOR	—Stockholm Interbank Offered Rate
STRIPS	—Separate Trading of Registered Interest and Principal of Securities
UMBS	—Uniform Mortgage Backed Securities

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2020

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2020, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	AUD	1,708,235	CAD	1,468,994	06/17/20	$6,337
	AUD	3,134,287	USD	1,849,649	06/17/20	78,645
	CAD	2,773,518	EUR	1,775,703	06/17/20	8,015
	CAD	2,771,797	JPY	207,125,381	06/17/20	38,342
	CAD	5,545,327	USD	3,871,945	06/17/20	71,380
	CHF	1,444,427	USD	1,490,916	06/17/20	15,359
	CLP	1,074,787,810	USD	1,250,975	05/22/20	6,567
	COP	5,946,648,183	USD	1,455,372	04/07/20	7,830
	EUR	913,968	CAD	1,420,761	06/17/20	702
	EUR	5,727,166	CZK	153,271,396	06/17/20	161,811
	EUR	481,116	HUF	162,299,790	06/17/20	35,070
	EUR	4,487,799	NOK	49,541,110	06/17/20	197,741
	EUR	556,420	PLN	2,425,808	06/17/20	29,292
	EUR	10,284,973	SEK	109,180,037	06/17/20	321,531
	EUR	4,863,230	USD	5,252,898	06/17/20	126,732
	GBP	3,490,013	USD	4,155,991	06/17/20	184,838
	HUF	113,353,514	USD	345,001	06/17/20	2,207
	IDR	25,035,962,829	USD	1,529,007	04/07/20	11,952
	ILS	27,605,650	USD	7,509,453	06/17/20	315,318
	INR	35,578,677	USD	457,441	04/28/20	9,455
	JPY	364,889,196	USD	3,348,962	06/17/20	55,846
	KRW	4,713,965,616	USD	3,808,560	04/21/20	62,772
	KRW	975,945,518	USD	779,322	06/02/20	22,834
	MXN	22,937,160	USD	929,970	06/17/20	25,839
	NOK	15,441,420	EUR	1,321,229	06/17/20	24,172
	NOK	38,396,049	USD	3,490,481	06/17/20	203,792
	NZD	3,227,113	USD	1,909,773	06/17/20	14,653
	PLN	2,005,113	EUR	435,431	06/17/20	2,881
	TWD	69,084,049	USD	2,284,957	04/17/20	5,146
	USD	4,704,187	AUD	7,323,539	06/17/20	198,557
	USD	5,242,803	BRL	24,467,647	04/02/20	534,602
	USD	1,511,122	BRL	7,655,072	05/05/20	41,433
	USD	17,264,917	CAD	23,644,430	06/17/20	451,175
	USD	14,280,490	CHF	13,379,755	06/17/20	327,838
	USD	1,038,515	CNH	7,240,887	06/17/20	18,554
	USD	3,293,117	COP	11,326,743,523	04/07/20	506,119
	USD	1,044,700	CZK	23,480,843	06/17/20	98,934
	USD	9,997,741	EUR	8,900,840	06/17/20	151,768
	USD	276,389	GBP	213,559	06/17/20	10,768
	USD	9,578,396	HUF	2,863,174,121	06/17/20	808,327
	USD	5,651,051	IDR	80,548,636,387	04/07/20	693,298
	USD	1,568,880	IDR	22,419,422,100	05/28/20	206,440
	USD	14,192,642	ILS	48,484,835	06/17/20	449,705
	USD	1,972,111	INR	147,188,525	04/16/20	39,372
	USD	1,446,605	INR	108,876,201	04/20/20	17,242
	USD	4,286,006	INR	319,772,039	04/28/20	89,668
	USD	2,499,934	JPY	262,760,542	06/17/20	48,095
	USD	4,642,427	KRW	5,546,474,852	04/21/20	87,400
	USD	3,974,793	MXN	89,638,103	06/17/20	239,509

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC (continued)	USD	11,616,062	NZD	18,378,627	06/17/20	$656,325
	USD	1,563,798	PLN	5,949,151	06/17/20	126,149
	USD	3,068,220	RUB	229,625,259	05/22/20	150,683
	USD	2,527,373	SEK	24,267,478	06/17/20	70,053
	USD	3,575,617	THB	113,565,393	06/17/20	113,865
	USD	516,137	TRY	3,193,700	04/20/20	36,098
	USD	1,563,678	TRY	9,972,573	05/04/20	71,207
	USD	992,476	TRY	6,163,476	05/11/20	71,809
	USD	1,499,466	TRY	9,325,259	05/12/20	106,885
	USD	499,203	TRY	3,111,337	05/14/20	34,825
	USD	1,022,137	TRY	6,374,441	05/20/20	72,267
	USD	1,527,190	TRY	9,618,807	05/27/20	96,569
	USD	522,236	TRY	3,273,819	06/04/20	36,276
	USD	1,337,773	TRY	8,595,057	06/17/20	66,758
	USD	637,257	TRY	4,229,113	06/19/20	12,231
	USD	8,510,763	TWD	253,825,275	04/17/20	96,577
	USD	1,744,993	TWD	52,337,929	04/20/20	9,228
	USD	5,694,141	ZAR	97,787,911	06/17/20	282,548

TOTAL						$9,176,216

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	AUD	1,607,613	EUR	924,128	06/17/20	$(33,211)
	AUD	1,575,979	JPY	105,967,231	06/17/20	(19,206)
	AUD	7,952,908	USD	5,206,885	06/17/20	(314,051)
	BRL	24,467,647	USD	5,134,476	04/02/20	(426,274)
	BRL	1,045,048	USD	208,676	05/05/20	(8,038)
	CAD	2,006,539	GBP	1,181,038	06/17/20	(42,092)
	CAD	1,383,316	JPY	106,653,667	06/17/20	(11,507)
	CAD	7,670,838	USD	5,587,582	06/17/20	(132,788)
	CHF	455,084	AUD	798,379	06/17/20	(16,614)
	CHF	2,882,798	EUR	2,728,248	06/17/20	(11,714)
	CHF	1,371,823	GBP	1,185,136	06/17/20	(43,493)
	CHF	12,196,792	USD	13,030,955	06/17/20	(311,920)
	CNH	10,555,431	USD	1,513,510	06/17/20	(26,659)
	COP	5,380,095,341	USD	1,579,223	04/07/20	(255,424)
	COP	4,938,506,444	USD	1,437,200	05/08/20	(224,784)
	CZK	197,490,371	EUR	7,783,301	06/17/20	(655,217)
	CZK	33,090,775	USD	1,431,087	06/17/20	(98,252)
	EUR	866,935	AUD	1,579,745	06/17/20	(12,910)
	EUR	1,274,055	CAD	1,989,829	06/17/20	(5,643)
	EUR	435,431	CZK	12,095,811	06/17/20	(5,531)
	EUR	1,674,425	GBP	1,533,209	06/17/20	(54,760)
	EUR	425,026	JPY	50,912,183	06/17/20	(4,908)
	EUR	2,063,727	NOK	25,623,943	06/17/20	(182,543)
	EUR	874,000	USD	965,759	05/14/20	(130)
	EUR	24,084,294	USD	27,116,879	06/17/20	(475,200)
	GBP	4,204,353	USD	5,394,534	06/17/20	(165,221)
	HUF	1,992,658,840	EUR	5,715,199	06/17/20	(218,434)

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC (continued)	HUF	304,451,772	USD	985,373	06/17/20	$(52,820)
	IDR	55,512,673,557	USD	4,021,139	04/07/20	(604,344)
	IDR	34,030,269,199	USD	2,437,299	05/28/20	(369,260)
	IDR	7,018,300,503	USD	487,314	06/08/20	(61,691)
	ILS	21,190,303	USD	6,124,056	06/17/20	(117,703)
	INR	222,112,170	USD	2,960,369	04/20/20	(44,408)
	INR	202,228,642	USD	2,774,405	04/28/20	(120,578)
	JPY	105,423,727	EUR	896,881	06/17/20	(8,399)
	JPY	1,078,554,625	USD	10,295,910	06/17/20	(231,835)
	KRW	3,358,031,833	USD	2,825,389	04/21/20	(67,615)
	MXN	130,624,677	USD	6,024,829	06/17/20	(581,606)
	NOK	33,668,897	EUR	3,161,374	06/17/20	(257,615)
	NOK	68,286,379	USD	7,213,369	06/17/20	(643,201)
	NZD	2,514,502	EUR	1,386,241	06/17/20	(33,964)
	NZD	3,943,831	NOK	24,564,929	06/17/20	(11,685)
	NZD	10,628,261	USD	6,625,086	06/17/20	(287,128)
	PLN	3,070,990	EUR	674,384	06/17/20	(3,869)
	PLN	3,278,140	USD	857,107	06/17/20	(64,924)
	RUB	312,628,983	USD	4,484,665	05/22/20	(512,514)
	SEK	102,798,885	EUR	9,590,272	06/17/20	(199,217)
	SEK	31,212,504	USD	3,321,306	06/17/20	(160,735)
	THB	31,635,940	USD	995,144	06/17/20	(30,803)
	TRY	5,875,664	USD	928,762	04/20/20	(45,603)
	TRY	6,120,086	USD	935,334	05/04/20	(19,418)
	TRY	3,587,378	USD	578,422	05/11/20	(42,559)
	TRY	6,329,188	USD	1,019,574	05/12/20	(74,410)
	TRY	3,070,571	USD	494,297	05/14/20	(36,003)
	TRY	3,282,528	USD	523,224	05/27/20	(35,008)
	TRY	2,213,360	USD	352,110	06/04/20	(23,562)
	TRY	5,569,516	USD	865,434	06/17/20	(41,828)
	TWD	272,472,389	USD	9,068,766	04/17/20	(36,437)
	TWD	52,104,989	USD	1,732,859	04/20/20	(4,819)
	USD	2,301,056	AUD	3,898,523	06/17/20	(97,416)
	USD	1,325,134	CAD	1,878,702	06/17/20	(10,826)
	USD	760,300	CLP	658,039,984	05/22/20	(9,631)
	USD	1,451,553	COP	5,946,648,183	05/08/20	(8,364)
	USD	6,801,154	EUR	6,223,106	06/17/20	(82,751)
	USD	4,807,069	GBP	3,969,413	06/17/20	(130,026)
	USD	1,511,012	IDR	25,035,962,829	05/28/20	(10,437)
	USD	792,391	INR	61,256,559	04/28/20	(11,473)
	USD	2,597,750	JPY	283,584,040	06/17/20	(48,396)
	USD	958,466	KRW	1,187,159,212	04/21/20	(16,484)
	USD	4,221,245	MXN	102,745,151	06/17/20	(60,220)
	USD	1,981,813	NOK	22,711,469	06/17/20	(203,369)
	USD	941,932	RUB	76,492,880	05/22/20	(29,959)
	USD	470,933	SEK	4,663,201	06/17/20	(1,262)
	USD	2,795,389	TWD	84,513,100	04/17/20	(6,179)
	ZAR	65,854,453	USD	3,830,164	06/17/20	(185,775)

TOTAL						$(9,494,653)

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD SALES CONTRACT — At March 31, 2020, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
UMBS, 30 Year, Single Family (Proceeds Receivable: $(9,841,250))	5.000%	TBA-30yr	04/15/20	$(9,000,000)	$(9,713,003)

(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At March 31, 2020, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 10 Year Government Bonds	3	06/15/20	$277,922	$12,591
Ultra 10 Year U.S. Treasury Notes	42	06/19/20	6,553,313	348,370
Ultra Long U.S. Treasury Bonds	17	06/19/20	3,771,875	(40,951)
1 Month SOFR	64	07/31/20	26,652,799	232,141
10 Year U.K. Long Gilt	7	06/26/20	1,184,131	57,387
2 Year U.S. Treasury Notes	1,364	06/30/20	300,602,156	2,712,547
5 Year U.S. Treasury Notes	529	06/30/20	66,315,109	1,411,152

Total				$4,733,237
Short position contracts:
Eurodollars	(73)	06/15/20	(18,154,188)	(315,130)
Eurodollars	(74)	09/14/20	(18,434,325)	(327,708)
30 day Federal Funds	(64)	07/31/20	(26,652,799)	(231,432)
10 Year U.S. Treasury Notes	(29)	06/19/20	(4,021,937)	(74,684)
20 Year U.S. Treasury Bonds	(14)	06/19/20	(2,506,875)	(173,710)

Total				$(1,122,664)

TOTAL FUTURES CONTRACTS				$3,610,573

SWAP CONTRACTS — At March 31, 2020, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)				Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
1M LIBOR+0.090%(a)	3M LIBOR	07/25/24	$		17,200		$(17,553)	$284	$(17,837)
6M EURO(b)	0.000%(c)	03/18/25		EUR	1,810		(289)	(12,977)	12,688
6M GBP(c)	0.400	03/18/25		GBP	18,060		181,387	10,068	171,319
3M NZDOR(a)	1.500(b)	03/18/25		NZD	11,860		305,231	(3,337)	308,568
6M CDOR(b)	1.750	03/18/25		CAD	7,280		201,936	(601)	202,537
2.000(b)	3M NIBOR(c)	03/18/25		NOK	154,910		(850,370)	(360,402)	(489,968)
1.000(b)	6M GBP	03/18/25		GBP	480		(14,321)	(10,681)	(3,640)
6M GBP(c)	0.270	06/17/25			18,660	(d)	24,780	6,642	18,138
0.500(b)	6M GBP	03/10/30			7,180	(d)	67,368	137,889	(70,521)
6M AUDOR(b)	1.000	03/11/30		AUD	12,930	(d)	(84,774)	(204,160)	119,386

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)				Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
6M EURO(b)	0.500%(c)	03/18/30		EUR	7,010		$(1,098)	$(29,229)	$28,131
6M AUDOR(b)	1.750	03/18/30		AUD	13,990		707,698	364,022	343,676
6M CDOR(a)	3.500(b)	03/18/30		CAD	3,190		191,348	(33,160)	224,508
2.000%(b)	3M NIBOR(c)	03/18/30		NOK	14,500		(126,929)	(7,109)	(119,820)
0.500(a)	3M STIBOR(c)	03/18/30		SEK	57,630		(65,817)	(180,551)	114,734
0.500(b)	6M EURO(c)	03/18/30		EUR	5,320		(315,643)	(626,809)	311,166
0.570(c)	6M GBP	03/18/30		GBP	7,020		(231,663)	17,310	(248,973)
6M AUDOR(b)	1.750	03/19/30		AUD	11,090	(d)	168,850	196,372	(27,522)
6M EURO(b)	(0.250)(c)	06/17/30		EUR	8,770	(d)	(238,830)	(344,810)	105,980
0.308(c)	6M GBP	06/17/30		GBP	5,140	(d)	(651)	(14,702)	14,051
0.400(c)	6M GBP	06/17/30			6,900	(d)	(78,599)	(25,386)	(53,213)
1.750(a)	3M LIBOR(b)	06/18/30	$		7,260	(d)	(291,555)	(298,566)	7,011
0.400(c)	6M GBP	06/17/40		GBP	3,420	(d)	(43,833)	(13,899)	(29,934)
1.750(a)	3M LIBOR(b)	06/19/40	$		1,490	(d)	(100,339)	(40,538)	(59,801)
6M JYOR(b)	0.500	06/20/40		JPY	236,840	(d)	48,035	44,955	3,080
6M JYOR(b)	0.500	06/20/50			361,950	(d)	59,700	57,500	2,200
1.750(a)	3M LIBOR(b)	06/20/50	$		2,650	(d)	(174,603)	(97,295)	(77,308)

TOTAL							$(680,534)	$(1,469,170)	$788,636

(a)	Payments made quarterly.
(b)	Payments made semi-annually.
(c)	Payments made annually.
(d)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2020.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2020(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
AT&T, Inc., 2.450%, 06/30/20	1.000%	1.868%	06/20/24	$3,425	$(127,030)	$6,731	$(133,761)
CDX.NA.HY Index 34	5.000	6.575	06/20/25	12,000	(759,930)	(497,310)	(262,620)
CDX.NA.IG Index 28	1.000	1.103	06/20/22	21,975	(11,452)	337,430	(348,882)
CDX.NA.IG Index 32	1.000	1.024	06/20/24	225	(226)	3,571	(3,797)
CDX.NA.IG Index 33	1.000	1.079	12/20/24	44,975	(145,293)	383,685	(528,978)
General Electric Co. 2.700%, 10/09/22	1.000	2.055	06/20/24	2,025	(85,551)	(29,202)	(56,349)
General Electric Co. 2.700%, 10/09/22	1.000	2.165	12/20/24	825	(42,300)	(12,392)	(29,908)
Republic of Indonesia, 5.875%, 03/13/20	1.000	1.736	06/20/24	120	(3,329)	(230)	(3,099)

TOTAL					$(1,175,111)	$192,283	$(1,367,394)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS — At March 31, 2020, the Fund had the following written options:

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Written option contracts
Calls
1Y IRS	Barclays Bank PLC	(0.340)%	03/25/2021	(11,370,000)	$(11,370,000)	$(11,656)	$(13,304)	$1,648
4M IRS	Barclays Bank PLC	(0.400)	06/26/2020	(8,510,000)	(8,510,000)	(12,463)	(26,196)	13,733
6M IRS	Barclays Bank PLC	(0.350)	05/27/2020	(24,360,000)	(24,360,000)	(37,725)	(36,151)	(1,574)
1Y IRS	BofA Securities LLC	(0.256)	08/27/2020	(5,180,000)	(5,180,000)	(40,336)	(93,059)	52,723
6M IRS	BofA Securities LLC	0.350	05/27/2020	(4,980,000)	(4,980,000)	(160,245)	(5,796)	(154,449)
1Y IRS	JPMorgan Securities, Inc.	(0.390)	03/25/2021	(18,150,000)	(18,150,000)	(14,070)	(18,716)	4,646
4M IRS	JPMorgan Securities, Inc.	(0.400)	06/26/2020	(13,380,000)	(13,380,000)	(19,596)	(42,706)	23,110
6M IRS	JPMorgan Securities, Inc.	(0.350)	08/13/2020	(17,600,000)	(17,600,000)	(51,307)	(46,367)	(4,940)
6M IRS	MS & Co. Int. PLC	(0.350)	08/13/2020	(17,600,000)	(17,600,000)	(51,306)	(45,794)	(5,512)

				(121,130,000)	$(121,130,000)	$(398,704)	$(328,089)	$(70,615)
Puts
1Y IRS	Barclays Bank PLC	(0.340)	03/25/2021	(11,370,000)	(11,370,000)	(13,411)	(13,304)	(107)
6M IRS	Barclays Bank PLC	0.100	05/27/2020	(24,360,000)	(24,360,000)	(42,659)	(74,029)	31,370
6M IRS	BofA Securities LLC	0.100	05/27/2020	(4,980,000)	(4,980,000)	(1,744)	(17,111)	15,367
1Y IRS	JPMorgan Securities, Inc.	(0.390)	03/25/2021	(18,150,000)	(18,150,000)	(26,982)	(18,716)	(8,266)
3M IRS	JPMorgan Securities, Inc.	2.020	04/08/2020	(14,400,000)	(14,400,000)	—	(57,992)	57,992
				(73,260,000)	$(73,260,000)	$(84,796)	$(181,152)	$96,356

Total written option contracts				(194,390,000)	$(194,390,000)	$(483,500)	$(509,241)	$25,741

Abbreviations:
1M BID Avg	—1 Month Brazilian Interbank Deposit Average
1Y IRS	—1 Year Interest Rate Swaptions
3M IRS	—3 Months Interest Rate Swaptions
4M IRS	—4 Months Interest Rate Swaptions
6M IRS	—6 Months Interest Rate Swaptions
BofA Securities LLC	—Bank of America Securities LLC
CDX.NA.IG Index 28	—CDX North America Investment Grade Index 28
CDX.NA.IG Index 32	—CDX North America Investment Grade Index 32
CDX.NA.IG Index 33	—CDX North America Investment Grade Index 33
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Schedule of Investments

March 31, 2020

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 59.7%
Advertising – 0.4%
The Interpublic Group of Cos., Inc.
$15,100,000	3.500%		10/01/20	$15,009,853

				15,009,853

Automotive – 4.8%
BMW US Capital LLC(a)(b)
10,000,000	2.000		04/11/21	9,693,500
Daimler Finance North America LLC(b)
10,000,000	3.350		05/04/21	9,850,800
9,675,000	2.850		01/06/22	9,393,748
(3M USD LIBOR + 0.900%)
38,000,000	2.592	(c)	02/15/22	35,870,100
Harley-Davidson Financial Services, Inc.(b)
22,735,000	2.850	(a)	01/15/21	22,858,678
8,288,000	3.550		05/21/21	8,199,070
Toyota Motor Credit Corp.(c)(SOFR + 0.400%)
33,150,000	0.410		10/23/20	31,809,414
Volkswagen Group of America Finance LLC(b)
(3M USD LIBOR + 0.770%)
23,008,000	2.477	(c)	11/13/20	22,727,072
8,000,000	3.875		11/13/20	7,957,360
20,000,000	2.500		09/24/21	19,479,800
(3M USD LIBOR + 0.940%)
5,500,000	2.653	(c)	11/12/21	5,223,460

				183,063,002

Banks – 38.5%
ABN AMRO Bank NV(b)
7,307,000	2.650		01/19/21	7,289,682
(3M USD LIBOR + 0.570%)
38,650,000	2.208	(c)	08/27/21	37,967,827
Australia & New Zealand Banking Group Ltd.(b)(c) (3M USD LIBOR + 0.460%)
18,475,000	2.152		05/17/21	18,209,699
Bank of America Corp.
5,000,000	5.625		07/01/20	5,038,850
(3M USD LIBOR + 0.380%)
10,935,000	2.186	(a)(c)	01/23/22	10,553,478
Bank of Montreal(c)(SOFR + 0.680%)
50,000,000	0.818		03/10/23	45,687,000
Banque Federative du Credit Mutuel SA(b)
6,000,000	2.200		07/20/20	5,993,580
30,000,000	2.750		10/15/20	30,273,600
Barclays Bank PLC(c) (3M USD LIBOR + 0.400%)
15,500,000	2.096		08/21/20	15,369,180
BBVA USA(a)(c) (3M USD LIBOR + 0.730%)
12,142,000	1.498		06/11/21	11,801,903
BNP Paribas SA(b)(c) (3M USD LIBOR + 0.390%)
22,050,000	2.132		08/07/21	21,504,704
BNZ International Funding Ltd.(b)(c) (3M USD LIBOR + 0.980%)
13,145,000	1.721		09/14/21	12,972,932
BPCE SA(b)(c)
(3M USD LIBOR + 0.300%)
25,000,000	2.138		01/14/22	24,069,750
(SOFR + 0.440%)
28,000,000	0.895		02/17/22	26,669,440

Corporate Obligations – (continued)
Banks – (continued)
Citibank NA(a)(c) (3M USD LIBOR + 0.600%)
30,000,000	2.295		05/20/22	28,891,800
Citigroup, Inc.(c)
(3M USD LIBOR + 1.190%)
6,588,000	2.953		08/02/21	6,511,711
(3M USD LIBOR + 1.070%)
2,500,000	2.069	(a)	12/08/21	2,451,525
(3M USD LIBOR + 0.960%)
8,664,000	2.754	(a)	04/25/22	8,448,093
Citizens Bank NA(a)(c) (3M USD LIBOR + 0.720%)
15,000,000	2.424		02/14/22	14,950,500
Cooperatieve Rabobank UA
(3M USD LIBOR + 0.430%)
28,575,000	2.224	(c)	04/26/21	28,142,660
7,250,000	3.875		02/08/22	7,484,610
Credit Agricole Corporate & Investment Bank SA(a)(c) (3M USD LIBOR + 0.625%)
30,644,000	2.533		10/03/21	30,504,876
Credit Suisse AG
11,056,000	2.100		11/12/21	11,005,474
(SOFR + 0.450%)
40,250,000	1.200	(c)	02/04/22	38,207,715
Discover Bank(a)
4,835,000	3.100		06/04/20	4,815,950
Federation des Caisses Desjardins du Quebec(b)
15,000,000	2.250		10/30/20	14,959,050
HSBC Holdings PLC
28,809,000	3.400		03/08/21	28,960,247
(3M USD LIBOR + 0.600%)
30,500,000	2.292	(a)(c)	05/18/21	29,962,895
(3M USD LIBOR + 1.660%)
9,268,000	3.339	(c)	05/25/21	9,185,978
ING Bank NV(b)
12,000,000	2.700		08/17/20	12,080,280
11,520,000	2.750		03/22/21	11,479,680
(3M USD LIBOR + 0.880%)
4,400,000	2.572	(c)	08/15/21	4,352,128
ING Groep NV(c) (3M USD LIBOR + 1.150%)
12,960,000	2.525		03/29/22	12,550,723
JPMorgan Chase & Co.(a)
24,775,000	2.400		06/07/21	24,884,258
KeyBank NA
5,000,000	3.300		02/01/22	5,103,250
Lloyds Bank PLC(c) (3M USD LIBOR + 0.490%)
18,351,000	2.232		05/07/21	18,065,091
Macquarie Bank Ltd.(b)
15,370,000	2.850		01/15/21	15,370,922
(3M USD LIBOR + 0.450%)
36,000,000	2.187	(c)	08/06/21	34,920,360
(3M USD LIBOR + 0.450%)
30,000,000	2.133	(c)	11/24/21	29,690,700
Mitsubishi UFJ Financial Group, Inc.
16,859,000	2.950		03/01/21	16,877,376
2,636,000	2.190		09/13/21	2,624,744
(3M USD LIBOR + 0.700%)
12,500,000	1.699	(c)	03/07/22	12,072,750

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
Mitsubishi UFJ Trust & Banking Corp.(b)
$13,473,000	2.650%		10/19/20	$13,458,584
Mizuho Bank Ltd.(b)
20,000,000	2.700		10/20/20	19,937,000
Mizuho Financial Group, Inc.
20,190,000	2.632	(b)	04/12/21	20,172,031
(3M USD LIBOR + 1.140%)
10,446,000	1.913	(c)	09/13/21	10,228,096
3,434,000	2.273		09/13/21	3,412,022
(3M USD LIBOR + 0.940%)
27,475,000	2.553	(c)	02/28/22	26,674,379
Morgan Stanley, Inc.
7,884,000	5.500		07/24/20	7,954,562
6,256,000	5.750		01/25/21	6,419,407
(SOFR + 0.700%)
64,982,000	1.613	(a)(c)	01/20/23	60,445,607
MUFG Union Bank NA(a)(c) (SOFR + 0.710%)
14,250,000	0.816		12/09/22	14,263,395
National Australia Bank Ltd.(b)(c) (3M USD LIBOR + 0.710%)
12,000,000	2.461		11/04/21	11,810,760
National Australia Bank Ltd. (3M USD LIBOR + 0.350%)
4,950,000	2.198	(b)(c)	01/12/21	4,895,847
10,000,000	2.800		01/10/22	10,107,200
Nordea Bank Abp(b)
3,745,000	2.125		05/29/20	3,740,881
14,115,000	2.500		09/17/20	14,220,157
9,300,000	4.875		01/14/21	9,443,406
PNC Bank NA(a)(c) (3M USD LIBOR + 0.325%)
50,000,000	2.004		02/24/23	47,143,500
Regions Bank(a)(c)
(3M USD LIBOR + 0.380%)
3,191,000	1.813		04/01/21	3,122,808
(3M USD LIBOR + 0.500%)
7,790,000	3.374		08/13/21	7,854,969
Royal Bank of Canada(c) (3M USD LIBOR + 0.400%)
10,000,000	2.194		01/25/21	9,836,300
Santander UK PLC
(3M USD LIBOR + 0.620%)
13,350,000	2.200	(c)	06/01/21	13,105,428
31,650,000	3.400		06/01/21	31,720,263
(3M USD LIBOR + 0.660%)
21,800,000	2.352	(c)	11/15/21	21,120,494
Skandinaviska Enskilda Banken AB(b)(c) (3M USD LIBOR + 0.430%)
32,010,000	2.122		05/17/21	31,313,782
Societe Generale SA(b)
19,000,000	2.625		09/16/20	19,157,510
4,900,000	2.500		04/08/21	4,892,650
(3M USD LIBOR + 1.330%)
3,500,000	3.202	(c)	04/08/21	3,486,175
Standard Chartered PLC(b)
5,000,000	3.050		01/15/21	4,960,000
Sumitomo Mitsui Banking Corp.
5,000,000	2.650		07/23/20	4,999,900

Corporate Obligations – (continued)
Banks – (continued)
Sumitomo Mitsui Financial Group, Inc.
37,922,000	2.934		03/09/21	37,970,161
5,000,000	2.058		07/14/21	4,962,950
Svenska Handelsbanken AB(c)
(3M USD LIBOR + 1.150%)
5,000,000	2.525		03/30/21	4,975,700
(3M USD LIBOR + 0.470%)
5,000,000	2.153		05/24/21	4,889,200
The Huntington National Bank(a)(c) (3M USD LIBOR + 0.550%)
15,000,000	2.291		02/05/21	14,740,800
The Toronto-Dominion Bank(c)
(3M USD LIBOR + 0.300%)
19,500,000	2.070		07/30/21	18,883,605
(3M USD LIBOR + 0.350%)
15,000,000	2.750		07/22/22	14,690,400
Truist Bank(a)(c) (SOFR + 0.730%)
15,000,000	0.883		03/09/23	13,656,750
Truist Financial Corp.(a)
(3M USD LIBOR + 0.220%)
3,852,000	1.983	(c)	02/01/21	3,684,939
25,000,000	2.900		03/03/21	25,065,000
UBS AG
3,000,000	4.875		08/04/20	3,023,190
UBS Group AG(b)
28,450,000	3.000		04/15/21	28,552,136
US Bank NA(a)(c) (3M USD LIBOR + 0.380%)
15,400,000	2.072		11/16/21	15,183,014
Wells Fargo Bank NA(a)(c)
(3M USD LIBOR + 0.490%)
11,957,000	3.325		07/23/21	11,979,001
(3M USD LIBOR + 0.620%)
26,000,000	2.258		05/27/22	25,529,140
Westpac Banking Corp.(c)
(3M USD LIBOR + 0.850%)
25,690,000	2.698		01/11/22	25,166,952
(3M USD LIBOR + 0.390%)
40,000,000	2.233		01/13/23	38,303,200

				1,469,110,222

Chemicals(c) – 0.3%
DuPont de Nemours, Inc. (3M USD LIBOR + 0.710%)
10,000,000	2.402		11/15/20	9,928,300

				9,928,300

Computers – 1.5%
Hewlett Packard Enterprise Co.
14,559,000	3.600	(a)	10/15/20	14,560,456
(3M USD LIBOR + 0.680%)
9,170,000	1.464	(c)	03/12/21	8,980,181
(3M USD LIBOR + 0.720%)
15,039,000	2.620	(a)(c)	10/05/21	14,228,398
International Business Machines Corp.(c) (3M USD LIBOR + 0.400%)
17,450,000	2.107		05/13/21	17,306,735

				55,075,770

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Diversified Financial Services – 4.3%
Air Lease Corp.
$6,555,000	3.875	%(a)	04/01/21	$6,170,025
18,295,000	3.375		06/01/21	16,434,765
American Express Co.(a)
8,000,000	3.000		02/22/21	8,025,520
15,607,000	3.375		05/17/21	15,796,937
13,038,000	3.700		11/05/21	13,352,868
(3M USD LIBOR + 0.620%)
30,000,000	2.315	(c)	05/20/22	28,776,900
American Express Credit Corp.(a)(c) (3M USD LIBOR + 0.730%)
3,000,000	2.377		05/26/20	3,002,850
Capital One Financial Corp.(a)
7,000,000	2.500		05/12/20	6,993,840
2,804,000	2.400		10/30/20	2,798,504
(3M USD LIBOR + 0.950%)
15,000,000	1.949	(c)	03/09/22	14,346,900
GE Capital International Funding Co. Unlimited Co.
43,194,000	2.342		11/15/20	42,961,184
The Charles Schwab Corp.(a)(c) (3M USD LIBOR + 0.320%)
6,900,000	2.016		05/21/21	6,749,442

				165,409,735

Food & Drug Retailing(a)(b) – 0.2%
Mondelez International Holdings Netherlands B.V.
8,000,000	2.000		10/28/21	7,964,800

				7,964,800

Insurance – 4.3%
Jackson National Life Global Funding(b)(c)
(3M USD LIBOR + 0.480%)
25,000,000	1.248		06/11/21	23,986,750
(SOFR + 0.600%)
50,000,000	1.787		01/06/23	49,793,000
Metropolitan Life Global Funding I(b)(c)
(3M USD LIBOR + 0.230%)
9,000,000	2.102		01/08/21	8,951,760
(SOFR + 0.570%)
41,000,000	1.695		01/13/23	35,690,090
Protective Life Global Funding(b)
2,800,000	2.262		04/08/20	2,798,964
13,355,000	2.700		11/25/20	13,349,925
(3M USD LIBOR + 0.520%)
3,100,000	1.895	(c)	06/28/21	2,997,142
15,105,000	3.397		06/28/21	15,270,551
Reinsurance Group of America, Inc.
9,125,000	5.000		06/01/21	9,374,021

				162,212,203

Lodging – 0.9%
Marriott International, Inc. (3M USD LIBOR + 0.600%)
10,000,000	2.180	(c)	12/01/20	9,573,700
(3M USD LIBOR + 0.650%)
5,850,000	1.649	(c)	03/08/21	5,497,245
21,883,000	2.300	(a)	01/15/22	20,524,941

				35,595,886

Corporate Obligations – (continued)
Miscellaneous Manufacturing – 0.2%
General Electric Co.
5,500,000	4.375		09/16/20	5,498,515
2,845,000	4.625		01/07/21	2,852,340

				8,350,855

Oil Field Services(a)(c) – 0.3%
Phillips 66
(3M USD LIBOR + 0.750%)
6,500,000	2.581	(b)	04/15/20	6,468,280
(3M USD LIBOR + 0.600%)
6,807,000	2.247		02/26/21	6,355,015

				12,823,295

Pharmaceuticals – 2.9%
AbbVie, Inc.(b)(c) (3M USD LIBOR + 0.460%)
30,642,000	2.153		11/19/21	29,576,578
Bayer US Finance II LLC(a)(b)
27,200,000	3.500		06/25/21	27,469,824
Bayer US Finance LLC(b)
25,413,000	3.000		10/08/21	26,066,622
CVS Health Corp.(c) (3M USD LIBOR + 0.720%)
10,000,000	1.719		03/09/21	9,794,400
McKesson Corp.
18,970,000	3.650		11/30/20	19,113,793

				112,021,217

Pipeline(a)(c) – 1.0%
MPLX LP (3M USD LIBOR + 1.100%)
40,000,000	2.099		09/09/22	38,141,200

				38,141,200

Real Estate Investment Trust(a)(b) – 0.1%
WEA Finance LLC/Westfield UK & Europe Finance PLC
4,500,000	3.250		10/05/20	4,472,820

				4,472,820

TOTAL CORPORATE OBLIGATIONS
(Cost $2,336,861,287)				$2,279,179,158

Shares	Dividend Rate	Value

Investment Companies(d) – 6.9%
Goldman Sachs Financial Square Government Fund – Institutional Shares
62,722,363	0.333%	$62,722,363
Goldman Sachs Financial Square Money Market Fund – Institutional Shares
198,464,039	0.760	198,305,267

TOTAL INVESTMENT COMPANIES
(Cost $261,228,901)		$261,027,630

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $2,598,090,188)		$2,540,206,788

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Short-term Investments – 31.6%
Certificates of Deposit – 19.7%
Banco Del Estado De Chile
$25,000,000	1.970%		04/22/20	$25,015,801
(3M USD LIBOR + 0.070%)
13,022,000	1.876	(c)	07/23/20	13,002,812
Bank of Montreal(c)
(FEDL01 + 0.360%)
5,000,000	0.460		08/03/20	4,981,763
(FEDL01 + 0.210%)
20,000,000	0.310		02/08/21	19,782,328
Bank of Nova Scotia(c)
14,000,000	2.151		05/04/21	13,870,037
Bayerische Landesbank(c)
(3M USD LIBOR + 0.470%)
39,075,000	2.245		01/28/22	38,142,901
(3M USD LIBOR + 0.470%)
10,000,000	2.221		02/03/22	9,780,714
BNP Paribas SA(c)
16,580,000	2.078		10/09/20	16,537,278
Canadian Imperial Bank of Commerce(c)
(3M USD LIBOR + 0.400%)
14,000,000	2.163		05/02/20	13,998,809
(FEDL01 + 0.350%)
40,000,000	0.450	(b)	08/27/20	39,823,442
Credit Agricole Corporate & Investment Bank(c)
(FEDL01 + 0.430%)
15,000,000	0.530		06/26/20	14,963,963
(3M USD LIBOR + 0.480%)
30,000,000	1.376		09/10/21	29,527,739
Credit Industriel ET Commercial(c)
40,000,000	0.260		11/25/20	39,665,496
Credit Suisse AG(c)
(SOFR + 0.480%)
10,000,000	0.490		10/02/20	9,955,407
(3M USD LIBOR + 0.260%)
5,900,000	1.464		02/05/21	5,868,324
DNB Bank ASA(c)
(3M USD LIBOR + 0.280%)
10,000,000	2.180		10/08/20	9,978,475
(1M USD LIBOR + 0.100%)
30,000,000	1.029	(b)	02/24/21	29,783,727
DZ Bank AG Deutsche Zentral-Genossenschaftsbank(c)
50,000,000	1.895		02/17/22	48,590,828
First Abu Dhabi Bank USA NV(c)
20,000,000	2.019		01/21/21	19,888,946
Mizuho Bank Ltd.(c)
4,000,000	1.596		06/25/20	3,998,878
MUFG Bank Ltd.(c)
2,250,000	2.211		02/04/21	2,241,793
National Bank of Canada(b)(c)
18,836,000	0.460		08/19/20	18,758,237
National Bank of Kuwait SAKP
10,000,000	1.900		04/24/20	10,004,434
10,250,000	1.810		06/17/20	10,259,228
Natixis SA(c)
25,000,000	2.322		01/22/21	24,923,825

Short-term Investments – (continued)
Certificates of Deposit – (continued)
Nordea Bank Abp(c)
60,000,000	2.013		11/19/21	58,735,675
Skandinaviska Enskilda Banken AB(c)
20,000,000	2.013		10/16/20	19,943,329
Societe Generale(c)
19,450,000	0.590		09/04/20	19,370,015
Standard Chartered Bank(c)
(3M USD LIBOR + 0.420%)
18,000,000	1.309		09/18/20	17,980,902
(3M USD LIBOR + 0.250%)
22,550,000	2.013		10/30/20	22,491,558
Sumitomo Mitsui Banking Corp.(c)
(3M USD LIBOR + 0.350%)
35,000,000	2.193		07/16/21	34,449,029
(3M USD LIBOR + 0.370%)
25,250,000	2.111		11/05/21	24,749,846
Svenska Handelsbanken(c)
39,350,000	2.138		01/06/22	38,382,935
Swedbank AB(c)
1,000,000	2.003		08/24/20	998,884
The Toronto-Dominion Bank(b)(c)
17,950,000	1.422		09/28/20	17,909,241
Westpac Banking Corp.(b)(c)
25,250,000	0.450		09/04/20	25,132,558

				753,489,157

Commercial Paper(e) – 7.6%
Banco Santander SA
10,600,000	0.000		10/20/20	10,513,330
Bank of China Ltd.
20,000,000	0.000		04/20/20	19,980,555
BP Capital Markets PLC
25,000,000	0.000		08/03/20	24,873,698
25,000,000	0.000		08/12/20	24,862,092
Chariot Funding LLC
30,000,000	0.000		04/06/20	29,989,685
China Construction Banking Corp.
22,000,000	0.000		04/03/20	21,998,372
CNPC Finance
11,425,000	0.000		04/24/20	11,416,012
Compass Group PLC
25,000,000	0.000		08/28/20	24,848,958
Entergy Corp.
15,673,000	0.000		08/20/20	15,557,580
Industrial & Commercial Bank of China Ltd.
10,000,000	0.000		04/01/20	9,999,826
Landesbank Hessen-Thuringen
15,000,000	0.000		02/04/21	14,830,792
LVMH Moet Hennessy Louis Vuitton SE
16,980,000	0.000		09/03/20	16,873,309
NatWest Markets PLC
10,000,000	0.000		07/17/20	9,904,780
45,000,000	0.000		02/01/21	43,773,919

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments – (continued)
Commercial Paper(e) – (continued)
Reckitt Benckiser Treasury Services PLC
$3,700,000	0.000%	07/01/20	$3,686,185
The Boeing Co.
5,000,000	0.000	11/04/20	4,824,086

			287,933,179

Repurchase Agreement – 4.3%
Bank of America Corp.
43,000,000	2.290	05/15/20	43,000,000

Maturity Value: $43,120,352

Next Reset Date: 04/01/20

Collateralized by various mortgage obligations, 0.000% to
7.500%, due 08/01/25 to 09/01/26. The aggregate market value of the collateral, including accrued interest, was $46,805,650.

15,000,000	0.760	04/15/20	15,000,000

Maturity Value: $15,004,443

Next Reset Date: 04/01/20

Collateralized by various common stocks and corporate
obligations, 0.125% to 4.500%, due 08/01/20 to 08/01/26. The aggregate market value of the collateral including interest, was
$16,305,794.

Citigroup Global Markets, Inc.
19,000,000	2.330	05/12/20	19,000,000

Maturity Value: $19,050,419

Next Reset Date: 04/01/20

Collateralized by various mortgage obligations, 1.106% to
7.830%, due 06/15/30 to 11/10/46. The aggregate market value of the collateral, including accrued interest, was $22,800,001.

20,000,000	2.110	05/18/20	20,000,000

Maturity Value: $20,005,861

Next Reset Date: 05/13/20

Collateralized by various mortgage obligations, 2.088% to
9.081%, due 08/22/39 to 01/28/70. The aggregate market value of the collateral, including accrued interest, was $24,000,001.

8,000,000	1.482	06/16/20	8,000,000

Maturity Value: $8,000,000

Next Reset Date: 06/16/20

Collateralized by various mortgage obligations, 0.000% to
6.500%, due 10/15/30 to 01/01/37. The aggregate market value of the collateral, including accrued interest, was $9,600,001.

Nomura
40,000,000	2.330	06/26/2020	40,000,000

Maturity Value: $40,222,644

Next Reset Date: 04/01/20

Collateralized by various mortgage obligations, 0.000% to
6.268%, due 07/25/24 to 07/25/60. The aggregate market value of the collateral, including accrued interest, was $47,911,729.

19,000,000	1.613	07/02/20	19,000,000

Maturity Value: $19,076,618

Next Reset Date: 04/03/2020

Collateralized by various mortgage obligations, 0.000% to
8.409%, due 07/25/24 to 07/25/60. The aggregate market value of the collateral, including accrued interest, was $22,779,399.

			164,000,000

Short-term Investments – (continued)
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,214,173,761)		$1,205,422,336

TOTAL INVESTMENTS – 98.2%
(Cost $3,812,263,949)		$3,745,629,124

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.8%		70,247,738

NET ASSETS – 100.0%		$3,815,876,862

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2020.

(d)	Represents an affiliated issuer.

(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Currency Abbreviations:
USD	—U.S. Dollar

Investment Abbreviations:
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
SOFR	—Secured Overnight Funding Rate

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Assets and Liabilities

March 31, 2020

	Enhanced Income Fund	Government Income Fund	High Quality Floating Rate Fund

Assets:
Investments of unaffiliated issuers, at value (cost $404,843,091, $323,368,888 and $238,691,525, respectively)	$398,543,330	$343,258,851	$231,012,946
Investments of affiliated issuers, at value (cost $1,447,685, $59,347,188 and $0, respectively)	1,446,103	59,347,188	—
Purchased options, at value (premium paid $0, $51,065 and $0, respectively)	—	112	—
Cash	5,461,762	5,171,201	3,687,078
Variation margin on futures contracts	—	236,028	13,270
Variation margin on swaps contracts	—	214	218
Receivables:
Interest and dividends	2,222,977	1,252,243	452,659
Fund shares sold	758,968	2,892,845	814,615
Reimbursement from investment adviser	26,603	43,648	44,010
Investments sold	—	118,865	334,857
Investments sold on an extended-settlement basis	—	21,359,414	5,003,368
Collateral on certain derivative contracts(a)	—	378	217,586

Other assets	44,942	65,528	52,512

Total assets	408,504,685	433,746,515	241,633,119

Liabilities:
Variation margin on futures contracts	431	—	—
Forward sale contracts, at value (proceeds received $0, $8,534,688 and $0, respectively)	—	8,567,647	—
Written option contracts, at value (premium received $0, $141,815 and $0, respectively)	—	105,164	—
Payables:
Fund shares redeemed	6,792,790	1,982,596	1,286,344
Investments purchased	1,408,555	24,245	—
Management fees	87,528	136,809	72,149
Income distributions	70,121	51,844	67,550
Distribution and Service fees and Transfer Agency fees	15,207	43,746	10,548
Investments purchased on an extended — settlement basis	—	73,511,445	—
Collateral on certain derivative contracts(b)	—	560,000	—

Accrued expenses	221,588	285,990	228,186

Total liabilities	8,596,220	85,269,486	1,664,777

Net Assets:
Paid-in capital	414,339,182	337,732,255	255,914,262
Total distributable earnings (loss)	(14,430,717)	10,744,774	(15,945,920)

NET ASSETS	$399,908,465	$348,477,029	$239,968,342

Net Assets:
Class A	$10,456,360	$75,281,944	$10,953,740
Class C	—	4,973,797	—
Institutional	180,476,771	178,877,900	77,817,096
Administration	4,254,262	—	—
Service	—	39,122,341	48,572
Investor	6,874,661	8,382,997	5,123,487
Class P	152,712,531	14,226,680	144,412,456
Class R	—	18,424,178	—

Class R6	45,133,880	9,187,192	1,612,991

Total Net Assets	$399,908,465	$348,477,029	$239,968,342

Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	1,134,481	4,836,358	1,302,359
Class C	—	319,507	—
Institutional	19,606,218	11,509,976	9,255,984
Administration	460,946	—	—
Service	—	2,520,106	5,751
Investor	747,667	538,793	611,124
Class P	16,589,479	915,692	17,163,297
Class R	—	1,185,000	—

Class R6	4,903,040	591,284	191,779

Net asset value, offering and redemption price per share:(c)
Class A	$9.22	$15.57	$8.41
Class C	—	15.57	—
Institutional	9.21	15.54	8.41
Administration	9.23	—	—
Service	—	15.52	8.45
Investor	9.19	15.56	8.38
Class P	9.21	15.54	8.41
Class R	—	15.55	—

Class R6	9.21	15.54	8.41

(a)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Swaps

Government Income	$—	$378

High Quality Floating Rate	217,191	395

(b)	Segregated for initial margin and/or collateral as follows:

Fund	TBA

Government Income	$560,000

(c)	Maximum public offering price per share for Class A shares of the Government Income Fund is $16.18. At redemption, Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Assets and Liabilities (continued)

March 31, 2020

	Inflation Protected Securities Fund	Short Duration Government Fund	Short Duration Income Fund
Assets:
Investments of unaffiliated issuers, at value (cost $321,425,799, $844,021,319 and $836,748,215, respectively)	$338,765,553	$868,319,274	$818,408,373
Investments of affiliated issuers, at value (cost $3,508,731, $99,415,408 and $3,637,470, respectively)	3,508,731	99,415,408	3,637,470
Purchased options, at value (premium paid $56,496, $0 and $0, respectively)	270	—	—
Cash	5,295,052	12,967,600	12,114,308
Foreign currencies, at value (cost $0, $0 and $92,487, respectively)	—	—	81,294
Unrealized gain on forward foreign currency exchange contracts	—	—	9,176,216
Variation margin on futures contracts	127,510	622,534	—
Variation margin on swaps contracts	23,387	199	—
Receivables:
Collateral on certain derivative contracts(a)	1,163,571	40,316	11,528,109
Fund shares sold	948,700	1,716,037	3,285,441
Interest and dividends	316,222	2,561,281	6,405,827
Investments sold	55,440	201,160	50,850
Reimbursement from investment adviser	38,393	56,930	57,209
Investments sold on an extended-settlement basis	—	83,151,406	33,482,188
Due from broker — upfront payment	—	—	52,245
Other assets	54,910	73,713	76,471

Total assets	350,297,739	1,069,125,858	898,356,001

Liabilities:
Written option contracts, at value (premium received $99,126, $0 and $509,241, respectively)	54,090	—	483,500
Forward sale contracts, at value (proceeds received $0, $16,445,313 and $9,841,250, respectively)	—	16,188,338	9,713,003
Unrealized loss on forward foreign currency exchange contracts	—	—	9,494,653
Variation margin on futures contracts	—	—	213,622
Variation margin on swaps contracts	—	—	410,330
Payables:
Fund shares redeemed	891,866	4,129,753	1,045,092
Management fees	78,172	294,955	282,122
Distribution and Service fees and Transfer Agency fees	40,050	58,865	28,093
Investments purchased	555	35,305	2,835,608
Income distributions	65	100,883	11,812
Collateral on certain derivative contracts(b)	—	1,925,000	270,000
Investments purchased on an extended — settlement basis	—	186,601,995	60,291,628
Accrued expenses	189,687	370,545	379,541

Total liabilities	1,254,485	209,705,639	85,459,004

Net Assets:
Paid-in capital	352,251,823	886,730,693	833,311,139
Total distributable earnings (loss)	(3,208,569)	(27,310,474)	(20,414,142)

NET ASSETS	$349,043,254	$859,420,219	$812,896,997

Net Assets:
Class A	$52,040,523	$90,469,465	$14,106,685
Class C	2,160,089	12,958,394	1,283,199
Institutional	168,248,283	348,654,978	48,688,766
Service	—	18,830,976	—
Investor	26,969,762	38,722,654	4,337,135
Class P	30,975,212	337,804,600	743,257,678
Class R	17,662,851	—	138,215
Class R6	50,986,534	11,979,152	1,085,319

Total Net Assets	$349,043,254	$859,420,219	$812,896,997

Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	4,854,277	9,075,284	1,456,590
Class C	204,898	1,308,699	132,515
Institutional	15,490,164	35,094,517	5,017,644
Service	—	1,897,733	—
Investor	2,498,785	3,881,284	447,237
Class P	2,853,153	34,014,115	76,634,588
Class R	1,655,184	—	14,254
Class R6	4,697,709	1,205,711	111,955

Net asset value, offering and redemption price per share:(c)
Class A	$10.72	$9.97	$9.68
Class C	10.54	9.90	9.68
Institutional	10.86	9.93	9.70
Service	—	9.92	—
Investor	10.79	9.98	9.70
Class P	10.86	9.93	9.70
Class R	10.67	—	9.70
Class R6	10.85	9.94	9.69

(a)	Segregated for initial margin and/or collateral as follows:

Fund	Forward Foreign Currency	Swaps	TBA
Inflation Protected Securities	$—	$1,163,571	$—
Short Duration Government	—	316	40,000
Short Duration Income	3,610,000	7,888,109	30,000

(b)	Segregated for initial margin and/or collateral as follows:

Fund	TBA
Inflation Protected Securities	$—
Short Duration Government	1,925,000
Short Duration Income	270,000

(c)	Maximum public offering price per share for Class A shares of the Inflation Protected Securities, Short Duration Government and Short Duration Income Funds is $11.14, $10.12 and $9.83, respectively. At redemption, Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement of Assets and Liabilities (continued)

March 31, 2020

Short-Term Conservative Income Fund
Assets:
Investments of unaffiliated issuers, at value (cost $3,551,035,048)	$3,484,601,494
Investments of affiliated issuers, at value (cost $261,228,901)	261,027,630
Cash	3,818,741
Receivables:
Investments sold	68,071,596
Interest and dividends	13,840,550
Fund shares sold	4,599,736
Reimbursement from investment adviser	147,930
Other assets	183,767
Total assets	3,836,291,444

Liabilities:
Payables:
Fund shares redeemed	15,712,026
Investments purchased	3,349,387
Management fees	699,917
Income distributions	143,808
Distribution and Service fees and Transfer Agency fees	147,930
Accrued expenses	361,514
Total liabilities	20,414,582

Net Assets:
Paid-in capital	3,888,295,361
Total distributable earnings (loss)	(72,418,499)
NET ASSETS	$3,815,876,862
Net Assets:
Class A	$43,188,499
Institutional	1,466,673,463
Administration	1,045,127
Preferred	26,328
Investor	90,680,129
Class P	1,935,474,883
Class R6	278,788,433
Total Net Assets	$3,815,876,862
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	4,372,835
Institutional	148,439,048
Administration	105,788
Preferred	2,666
Investor	9,177,304
Class P	196,039,583
Class R6	28,201,420
Net asset value, offering and redemption price per share:
Class A	$9.88
Institutional	9.88
Administration	9.88
Preferred	9.88
Investor	9.88
Class P	9.87
Class R6	9.89

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Operations

For the Fiscal Year Ended March 31, 2020

	Enhanced Income Fund	Government Income Fund	High Quality Floating Rate Fund
Investment income:

Interest	$12,769,358	$6,820,524	$9,661,548

Dividends — affiliated issuers	348,070	464,183	—

Total investment income	13,117,428	7,284,707	9,661,548

Expenses:

Management fees	1,237,244	1,604,956	1,127,801

Transfer Agency fees(a)	193,864	217,422	136,204

Custody, accounting and administrative services	185,373	195,492	188,096

Professional fees	114,947	114,986	111,779

Registration fees	114,661	132,085	111,304

Printing and mailing costs	46,525	69,409	42,377

Distribution and Service fees(a)	18,858	345,926	14,475

Trustee fees	18,851	18,540	18,501

Shareholder meeting expense	9,574	14,424	7,390

Administration Shares fees	8,699	—	—

Service Share fees — Service Plan	—	90,924	254

Service Share fees — Shareholder Administration Plan	—	90,924	254

Other	14,393	8,622	15,757

Total expenses	1,962,989	2,903,710	1,774,192

Less — expense reductions	(205,016)	(587,464)	(436,956)

Net expenses	1,757,973	2,316,246	1,337,236

NET INVESTMENT INCOME	11,359,455	4,968,461	8,324,312

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	1,183,991	6,455,994	(1,269,562)

Investment — affiliated issuers	(10,061)	—	—

Purchased options	—	(110,213)	—

Futures contracts	(2,366,820)	374,696	422,443

Written options	—	27,496	—

Swap contracts	—	(667,888)	(768,630)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(6,668,976)	16,169,763	(6,874,889)

Investments — affiliated issuers	(2,695)	—	—

Purchased options	—	(63,789)	—

Futures contracts	(2,302,796)	(757,554)	(494,019)

Written options	—	36,651	—

Swap contracts	—	(32,550)	(48,485)

Net realized and unrealized gain (loss)	(10,167,357)	21,432,606	(9,033,142)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,192,098	$26,401,067	$(708,830)

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Administration	Service	Investor	Class P	Class R	Class R6
Enhanced Income	$18,858	$—	$—	$16,344	$—	$96,170	$1,392	$—	$10,962	$53,724	$—	$15,272
Government Income	208,933	37,617	99,376	108,645	4,890	54,811	—	14,548	2,633	3,460	25,838	2,597
High Quality Floating Rate	14,475	—	—	12,545	—	29,757	—	41	12,951	79,946	—	964

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Operations (continued)

For the Fiscal Year Ended March 31, 2020

	Inflation Protected Securities Fund	Short Duration Government Fund	Short Duration Income Fund
Investment income:

Interest	$12,076,720	$19,631,033	$23,208,573

Dividends — affiliated issuers	112,232	110,942	189,935

Total investment income	12,188,952	19,741,975	23,398,508

Expenses:

Management fees	1,004,801	3,979,149	3,142,984

Distribution and Service fees(a)	244,281	326,675	40,508

Transfer Agency fees(a)	224,958	429,399	271,613

Registration fees	132,608	194,396	148,740

Professional fees	109,519	117,853	135,774

Custody, accounting and administrative services	87,381	297,364	248,799

Printing and mailing costs	70,909	63,434	44,699

Shareholder meeting expense	24,761	21,961	7,472

Trustee fees	18,679	19,583	19,416

Service Share fees — Service Plan	—	45,402	—

Service Share fees — Shareholder Administration Plan	—	45,402	—

Prime Broker Fees	—	—	12,488

Other	7,518	22,139	27,152

Total expenses	1,925,415	5,562,757	4,099,645

Less — expense reductions	(265,992)	(738,901)	(537,075)

Net expenses	1,659,423	4,823,856	3,562,570

NET INVESTMENT INCOME	10,529,529	14,918,119	19,835,938

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	4,305,953	11,645,959	3,043,155

Purchased options	(68,989)	—	736,487

Futures contracts	3,204,051	(10,121,800)	13,958,086

Written options	81,512	—	(625,787)

Swap contracts	(3,033,645)	(2,321,916)	(3,707,472)

Forward foreign currency exchange contracts	—	—	(2,333,971)

Foreign currency transactions	—	—	157,128

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	10,019,610	25,815,980	(21,772,887)

Purchased options	(64,381)	—	(251,750)

Futures contracts	421,899	(863,427)	2,470,758

Written options	45,036	—	216,560

Swap contracts	(2,286,486)	(9,491)	(1,519,759)

Forward foreign currency exchange contracts	—	—	(437,780)

Foreign currency translation	—	—	(6,408)

Net realized and unrealized gain (loss)	12,624,560	24,145,305	(10,073,640)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$23,154,089	$39,063,424	$9,762,298

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor	Class P	Class R	Class R6
Inflation Protected Securities	$133,485	$31,548	$79,248	$69,413	$4,102	$65,124	$—	$26,441	$26,038	$20,604	$13,236
Short Duration Government	195,427	131,248	—	101,622	17,062	141,431	7,264	38,470	121,617	—	1,933
Short Duration Income	23,992	15,862	654	12,476	2,062	26,464	—	23,347	206,715	170	379

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement of Operations (continued)

For the Fiscal Year Ended March 31, 2020

Short-Term Conservative Income Fund
Investment income:

Interest (net of foreign withholding taxes of $4,923)	$90,731,784

Dividends — affiliated issuers	10,014,894

Total investment income	100,746,678

Expenses:

Management fees	9,919,436

Transfer Agency fees(a)	1,454,739

Registration fees	493,561

Custody, accounting and administrative services	267,262

Printing and mailing costs	114,235

Professional fees	106,460

Distribution and Service fees(a)	77,154

Trustee fees	24,972

Shareholder meeting expense	20,881

Other	56,391

Total expenses	12,535,091

Less — expense reductions	(3,711,711)

Net expenses	8,823,380

NET INVESTMENT INCOME	91,923,298

Realized and unrealized loss from transactions:

Net realized (loss) from:

Investments — unaffiliated issuers	(3,480,758)

Investment — affiliated issuers	(376,662)

Net change in unrealized (loss) on:

Investments — unaffiliated issuers	(69,927,961)

Investments — affiliated issuers	(228,468)

Net realized and unrealized loss	(74,013,849)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,909,449

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service Fees			Transfer Agency Fees
Fund	Class A	Administration	Preferred	Class A	Institutional	Administration	Preferred Shares	Investor	Class P	Class R6
Short-Term Conservative Income	$75,166	$1,962	$26	$65,143	$555,239	$314	$11	$98,027	$574,309	$161,696

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Enhanced Income Fund		Government Income Fund
	For the Fiscal Year Ended March 31, 2020	For the Fiscal Year Ended March 31, 2019	For the Fiscal Year Ended March 31, 2020	For the Fiscal Year Ended March 31, 2019
From operations:

Net investment income	$11,359,455	$12,635,581	$4,968,461	$6,909,421

Net realized gain (loss)	(1,192,890)	2,092,196	6,080,085	(950,895)

Net change in unrealized gain (loss)	(8,974,467)	33,478	15,352,521	5,556,386

Net increase in net assets resulting from operations	1,192,098	14,761,255	26,401,067	11,514,912

Distributions to shareholders:

From distributable earnings:

Class A Shares	(261,881)	(309,118)	(1,675,580)	(2,090,284)

Class C Shares	—	—	(46,557)	(61,979)

Institutional Shares	(5,541,448)	(7,819,471)	(3,158,981)	(3,374,185)

Administration Shares	(70,531)	(46,284)	—	–

Service Shares	—	—	(658,954)	(708,383)

Investor Shares	(186,385)	(80,616)	(43,226)	(43,825)

Class P Shares(a)	(4,149,291)	(3,989,106)	(265,702)	(188,120)

Class R Shares	—	—	(346,718)	(378,998)

Class R6 Shares	(1,172,754)	(377,385)	(200,189)	(567,998)

Total distributions to shareholders	(11,382,290)	(12,621,980)	(6,395,907)	(7,413,772)

From share transactions:

Proceeds from sales of shares	140,488,430	625,494,376	157,586,953	121,223,005

Reinvestment of distributions	9,943,703	10,747,284	5,567,628	5,930,212

Cost of shares redeemed	(260,972,104)	(585,261,922)	(137,962,450)	(168,596,062)

Net increase (decrease) in net assets resulting from share transactions	(110,539,971)	50,979,738	25,192,131	(41,442,845)

TOTAL INCREASE (DECREASE)	(120,730,163)	53,119,013	45,197,291	(37,341,705)

Net assets:

Beginning of year	520,638,628	467,519,615	303,279,738	340,621,443

End of year	$399,908,465	$520,638,628	$348,477,029	$303,279,738

(a)	Class P Shares commenced operations on April 20, 2018.

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	High Quality Floating Rate Fund		Inflation Protected Securities Fund
	For the Fiscal Year Ended March 31, 2020	For the Fiscal Year Ended March 31, 2019	For the Fiscal Year Ended March 31, 2020	For the Fiscal Year Ended March 31, 2019
From operations:

Net investment income	$8,324,312	$17,287,294	$10,529,529	$6,361,334

Net realized gain (loss)	(1,615,749)	(788,927)	4,488,882	(4,679,911)

Net change in unrealized gain (loss)	(7,417,393)	(1,065,132)	8,135,678	7,705,313

Net increase (decrease) in net assets resulting from operations	(708,830)	15,433,235	23,154,089	9,386,736

Distributions to shareholders:

From distributable earnings:

Class A Shares	(193,737)	(186,231)	(1,285,840)	(1,040,911)

Class C Shares	—	—	(56,365)	(72,568)

Institutional Shares	(1,702,124)	(5,986,942)	(4,276,401)	(4,341,465)

Service Shares	(1,847)	(2,008)	—	–

Investor Shares	(219,902)	(104,159)	(530,726)	(244,140)

Class P Shares(a)	(6,313,919)	(11,429,240)	(2,470,173)	(838,148)

Class R Shares	—	—	(344,350)	(247,206)

Class R6 Shares	(78,961)	(39,278)	(1,214,934)	(239,819)

Total distributions to shareholders	(8,510,490)	(17,747,858)	(10,178,789)	(7,024,257)

From share transactions:

Proceeds from sales of shares	134,041,858	970,694,770	172,739,162	293,070,744

Reinvestment of distributions	7,698,518	17,246,384	7,613,377	4,997,848

Cost of shares redeemed	(363,671,237)	(1,255,494,301)	(254,941,275)	(268,244,197)

Net increase (decrease) in net assets resulting from share transactions	(221,930,861)	(267,553,147)	(74,588,736)	29,824,395

TOTAL INCREASE (DECREASE)	(231,150,181)	(269,867,770)	(61,613,436)	32,186,874

Net assets:

Beginning of year	471,118,523	740,986,293	410,656,690	378,469,816

End of year	$239,968,342	$471,118,523	$349,043,254	$410,656,690

(a)	Class P Shares commenced operations on April 20, 2018.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	Short Duration Government Fund		Short Duration Income Fund
	For the Fiscal Year Ended March 31, 2020	For the Fiscal Year Ended March 31, 2019	For the Fiscal Year Ended March 31, 2020	For the Fiscal Year Ended March 31, 2019
From operations:

Net investment income	$14,918,119	$18,727,607	$19,835,938	$15,947,451

Net realized gain (loss)	(797,757)	(3,910,866)	11,227,626	(4,546,887)

Net change in unrealized gain (loss)	24,943,062	6,273,739	(21,301,266)	8,924,570
Net increase in net assets resulting from operations	39,063,424	21,090,480	9,762,298	20,325,134

Distributions to shareholders:

From distributable earnings:

Class A Shares	(1,612,658)	(1,838,189)	(204,392)	(265,434)

Class C Shares	(218,634)	(303,318)	(29,030)	(24,242)

Institutional Shares	(8,506,675)	(12,622,023)	(1,621,428)	(4,925,422)

Service Shares	(345,618)	(379,737)	—	—

Investor Shares	(683,357)	(656,226)	(427,011)	(45,864)

Class P Shares(a)	(9,818,952)	(7,395,497)	(16,907,067)	(9,973,064)

Class R Shares	—	—	(2,544)	(2,198)

Class R6 Shares	(154,121)	(82,624)	(31,178)	(3,831)

Return of capital:

Class A Shares	—	—	(35,902)	(27,291)

Class C Shares	—	—	(5,099)	(2,492)

Institutional Shares	—	—	(284,803)	(506,404)

Investor Shares	—	—	(75,005)	(4,716)

Class P Shares(a)	—	—	(2,969,733)	(1,025,377)

Class R Shares	—	—	(447)	(226)

Class R6 Shares	—	—	(5,477)	(394)

Total distributions to shareholders	(21,340,015)	(23,277,614)	(22,599,116)	(16,806,955)

From share transactions:

Proceeds from sales of shares	358,156,062	781,323,689	500,444,296	869,609,351

Reinvestment of distributions	19,215,179	20,862,430	22,238,452	16,625,323

Cost of shares redeemed	(541,056,490)	(785,242,974)	(394,786,334)	(776,377,472)

Net increase (decrease) in net assets resulting from share transactions	(163,685,249)	16,943,145	127,896,414	109,857,202

TOTAL INCREASE (DECREASE)	(145,961,840)	14,756,011	115,059,596	113,375,381

Net assets:

Beginning of year	1,005,382,059	990,626,048	697,837,401	584,462,020

End of year	$859,420,219	$1,005,382,059	$812,896,997	$697,837,401

(a)	Class P Shares commenced operations on April 20, 2018.

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	Short-Term Conservative Income Fund
	For the Fiscal Year Ended March 31, 2020	For the Fiscal Year Ended March 31, 2019
From operations:

Net investment income	$91,923,298	$58,601,194

Net realized gain (loss)	(3,857,420)	388,072

Net change in unrealized gain (loss)	(70,156,429)	4,232,231

Net increase in net assets resulting from operations	17,909,449	63,221,497

Distributions to shareholders:

From distributable earnings:

Class A Shares	(1,094,179)	(132,712)

Institutional Shares	(32,560,408)	(22,156,000)

Administartion Shares	(16,229)	(21,683)

Preferred Shares	(614)	(616)

Investor Shares(a)	(1,641,339)	(41,958)

Class P Shares(b)	(45,807,958)	(31,077,750)

Class R6 Shares	(12,940,127)	(5,384,319)

Total distributions to shareholders	(94,060,854)	(58,815,038)

From share transactions:

Proceeds from sales of shares	5,513,818,310	4,810,757,339

Reinvestment of distributions	90,530,023	56,650,303

Cost of shares redeemed	(5,079,555,959)	(2,927,554,147)

Net increase in net assets resulting from share transactions	524,792,374	1,939,853,495

TOTAL INCREASE	448,640,969	1,944,259,954

Net assets:

Beginning of year	3,367,235,893	1,422,975,939

End of year	$3,815,876,862	$3,367,235,893

(a)	Investor Shares commenced operations on August 14, 2018.
(b)	Class P Shares commenced operations on April 20, 2018.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Enhanced Income Fund
	Class A Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$9.45	$9.41	$9.44	$9.41	$9.42

Net investment income(a)	0.20	0.19	0.11	0.08	0.04

Net realized and unrealized gain (loss)	(0.24)	0.04	(0.03)	0.03	(0.01)

Total from investment operations	(0.04)	0.23	0.08	0.11	0.03

Distributions to shareholders from net investment income	(0.19)	(0.19)	(0.11)	(0.08)	(0.04)

Net asset value, end of year	$9.22	$9.45	$9.41	$9.44	$9.41

Total return(b)	(0.41)%	2.41%	0.86%	1.19%	0.29%

Net assets, end of year (in 000s)	$10,456	$19,396	$10,590	$35,560	$35,378

Ratio of net expenses to average net assets	0.59%	0.61%	0.69%	0.69%	0.69%

Ratio of total expenses to average net assets	0.63%	0.65%	0.70%	0.71%	0.71%

Ratio of net investment income to average net assets	2.08%	2.02%	1.14%	0.88%	0.42%

Portfolio turnover rate(c)	53%	42%	63%	89%	60%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Enhanced Income Fund
	Institutional Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$9.43	$9.39	$9.43	$9.40	$9.41

Net investment income(a)	0.22	0.21	0.14	0.11	0.07

Net realized and unrealized gain (loss)	(0.22)	0.04	(0.04)	0.03	(0.01)

Total from investment operations	—	0.25	0.10	0.14	0.06

Distributions to shareholders from net investment income	(0.22)	(0.21)	(0.14)	(0.11)	(0.07)

Net asset value, end of year	$9.21	$9.43	$9.39	$9.43	$9.40

Total return(b)	(0.17)%	2.70%	1.09%	1.53%	0.63%

Net assets, end of year (in 000s)	$180,477	$252,561	$451,628	$435,915	$423,278

Ratio of net expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.35%

Ratio of total expenses to average net assets	0.39%	0.37%	0.36%	0.37%	0.36%

Ratio of net investment income to average net assets	2.30%	2.18%	1.52%	1.22%	0.76%

Portfolio turnover rate(c)	53%	42%	63%	89%	60%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Enhanced Income Fund
	Administration Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$9.46	$9.43	$9.46	$9.43	$9.44

Net investment income(a)	0.19	0.19	0.12	0.09	0.05

Net realized and unrealized gain (loss)	(0.23)	0.03	(0.03)	0.03	(0.01)

Total from investment operations	(0.04)	0.22	0.09	0.12	0.04

Distributions to shareholders from net investment income	(0.19)	(0.19)	(0.12)	(0.09)	(0.05)

Net asset value, end of year	$9.23	$9.46	$9.43	$9.46	$9.43

Total return(b)	(0.42)%	2.33%	0.95%	1.28%	0.38%

Net assets, end of year (in 000s)	$4,254	$2,905	$164	$162	$147

Ratio of net expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%

Ratio of total expenses to average net assets	0.64%	0.64%	0.61%	0.62%	0.61%

Ratio of net investment income to average net assets	2.02%	2.03%	1.27%	0.97%	0.50%

Portfolio turnover rate(c)	53%	42%	63%	89%	60%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Enhanced Income Fund
	Investor Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$9.42	$9.39	$9.42	$9.39	$9.41

Net investment income(a)	0.21	0.21	0.14	0.11	0.06

Net realized and unrealized gain (loss)	(0.23)	0.02	(0.04)	0.02	(0.02)

Total from investment operations	(0.02)	0.23	0.10	0.13	0.04

Distributions to shareholders from net investment income	(0.21)	(0.20)	(0.13)	(0.10)	(0.06)

Net asset value, end of year	$9.19	$9.42	$9.39	$9.42	$9.39

Total return(b)	(0.27)%	2.50%	1.11%	1.44%	0.43%

Net assets, end of year (in 000s)	$6,875	$6,096	$5,127	$2,012	$623

Ratio of net expenses to average net assets	0.44%	0.44%	0.44%	0.44%	0.44%

Ratio of total expenses to average net assets	0.48%	0.48%	0.45%	0.45%	0.46%

Ratio of net investment income to average net assets	2.21%	2.19%	1.45%	1.14%	0.66%

Portfolio turnover rate(c)	53%	42%	63%	89%	60%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Enhanced Income Fund
	Class P Shares
	Year Ended March 31,2020	Period Ended March 31, 2019(a)
Per Share Data

Net asset value, beginning of period	$9.43	$9.41

Net investment income(b)	0.22	0.21

Net realized and unrealized gain (loss)	(0.22)	0.01

Total from investment operations	—	0.22

Distributions to shareholders from net investment income	(0.22)	(0.20)

Net asset value, end of period	$9.21	$9.43

Total return(c)	(0.16)%	2.36%

Net assets, end of period (in 000s)	$152,713	$189,835

Ratio of net expenses to average net assets	0.34%	0.34	%(d)

Ratio of total expenses to average net assets	0.38%	0.38	%(d)

Ratio of net investment income to average net assets	2.31%	2.33	%(d)

Portfolio turnover rate(e)	53%	42%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Enhanced Income Fund
	Class R6 Shares
	Year Ended March 31,				Period Ended March 31, 2016(a)
	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$9.43	$9.40	$9.43	$9.40	$9.39

Net investment income(b)	0.22	0.23	0.14	0.12	0.05

Net realized and unrealized gain (loss)	(0.22)	0.01	(0.03)	0.02	—	(c)

Total from investment operations	—	0.24	0.11	0.14	0.05

Distributions to shareholders from net investment income	(0.22)	(0.21)	(0.14)	(0.11)	(0.04)

Net asset value, end of period	$9.21	$9.43	$9.40	$9.43	$9.40

Total Return(d)	(0.16)%	2.59%	1.21%	1.55%	0.58%

Net assets, end of period (in 000s)	$45,134	$49,846	$10	$10	$10

Ratio of net expenses to average net assets	0.34%	0.34%	0.34%	0.34%	0.35	%(e)

Ratio of total expenses to average net assets	0.38%	0.42%	0.35%	0.36%	0.37	%(e)

Ratio of net investment income to average net assets	2.30%	2.48%	1.53%	1.23%	0.74	%(e)

Portfolio turnover rate(f)	53%	42%	63%	89%	60%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Government Income Fund
	Class A Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$14.58	$14.39	$14.64	$15.03	$15.02

Net investment income(a)	0.23	0.28	0.18	0.16	0.19

Net realized and unrealized gain (loss)	1.06	0.21	(0.18)	(0.29)	0.06

Total from investment operations	1.29	0.49	—	(0.13)	0.25

Distributions to shareholders from net investment income	(0.30)	(0.30)	(0.25)	(0.26)	(0.24)

Net asset value, end of year	$15.57	$14.58	$14.39	$14.64	$15.03

Total return(b)	8.83%	3.46%	0.01%	(0.89)%	1.66%

Net assets, end of year (in 000s)	$75,282	$93,352	$108,414	$134,630	$159,880

Ratio of net expenses to average net assets	0.89%	0.91%	0.91%	0.91%	0.90%

Ratio of total expenses to average net assets	1.09%	1.10%	1.05%	1.06%	1.05%

Ratio of net investment income to average net assets	1.54%	1.94%	1.25%	1.08%	1.31%

Portfolio turnover rate(c)	943%	530%	380%	441%	590%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Government Income Fund
	Class C Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$14.58	$14.39	$14.64	$15.03	$15.02

Net investment income(a)	0.11	0.17	0.07	0.05	0.08

Net realized and unrealized gain (loss)	1.07	0.21	(0.18)	(0.29)	0.06

Total from investment operations	1.18	0.38	(0.11)	(0.24)	0.14

Distributions to shareholders from net investment income	(0.19)	(0.19)	(0.14)	(0.15)	(0.13)

Net asset value, end of year	$15.57	$14.58	$14.39	$14.64	$15.03

Total return(b)	8.10%	2.69%	(0.74)%	(1.63)%	0.91%

Net assets, end of year (in 000s)	$4,974	$3,775	$5,959	$8,066	$11,743

Ratio of net expenses to average net assets	1.64%	1.66%	1.66%	1.66%	1.66%

Ratio of total expenses to average net assets	1.84%	1.84%	1.80%	1.81%	1.80%

Ratio of net investment income to average net assets	0.77%	1.17%	0.50%	0.33%	0.56%

Portfolio turnover rate(c)	943%	530%	380%	441%	590%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Government Income Fund
	Institutional Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$14.55	$14.37	$14.62	$15.01	$15.00

Net investment income(a)	0.27	0.33	0.24	0.21	0.24

Net realized and unrealized gain (loss)	1.06	0.20	(0.19)	(0.29)	0.06

Total from investment operations	1.33	0.53	0.05	(0.08)	0.30

Distributions to shareholders from net investment income	(0.34)	(0.35)	(0.30)	(0.31)	(0.29)

Net asset value, end of year	$15.54	$14.55	$14.37	$14.62	$15.01

Total return(b)	9.26%	3.74%	0.35%	(0.56)%	2.01%

Net assets, end of year (in 000s)	$178,878	$130,734	$141,298	$129,442	$147,394

Ratio of net expenses to average net assets	0.57%	0.57%	0.57%	0.57%	0.57%

Ratio of total expenses to average net assets	0.75%	0.76%	0.71%	0.72%	0.71%

Ratio of net investment income to average net assets	1.83%	2.29%	1.61%	1.42%	1.64%

Portfolio turnover rate(c)	943%	530%	380%	441%	590%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Government Income Fund
	Service Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$14.54	$14.35	$14.60	$14.99	$14.98

Net investment income(a)	0.20	0.25	0.16	0.14	0.17

Net realized and unrealized gain (loss)	1.05	0.22	(0.18)	(0.30)	0.05

Total from investment operations	1.25	0.47	(0.02)	(0.16)	0.22

Distributions to shareholders from net investment income	(0.27)	(0.28)	(0.23)	(0.23)	(0.21)

Net asset value, end of year	$15.52	$14.54	$14.35	$14.60	$14.99

Total return(b)	8.66%	3.30%	(0.16)%	(1.06)%	1.50%

Net assets, end of year (in 000s)	$39,122	$36,126	$41,463	$53,711	$54,940

Ratio of net expenses to average net assets	1.07%	1.07%	1.07%	1.07%	1.06%

Ratio of total expenses to average net assets	1.25%	1.26%	1.21%	1.22%	1.21%

Ratio of net investment income to average net assets	1.33%	1.77%	1.09%	0.92%	1.15%

Portfolio turnover rate(c)	943%	530%	380%	441%	590%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Government Income Fund
	Investor Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$14.57	$14.38	$14.63	$15.02	$15.01

Net investment income(a)	0.25	0.31	0.22	0.20	0.23

Net realized and unrealized gain (loss)	1.07	0.21	(0.18)	(0.29)	0.05

Total from investment operations	1.32	0.52	0.04	(0.09)	0.28

Distributions to shareholders from net investment income	(0.33)	(0.33)	(0.29)	(0.30)	(0.27)

Net asset value, end of year	$15.56	$14.57	$14.38	$14.63	$15.02

Total return(b)	9.18%	3.72%	0.26%	(0.64)%	1.92%

Net assets, end of year (in 000s)	$8,383	$1,458	$2,846	$4,558	$4,676

Ratio of net expenses to average net assets	0.62%	0.66%	0.66%	0.66%	0.66%

Ratio of total expenses to average net assets	0.83%	0.84%	0.80%	0.81%	0.80%

Ratio of net investment income to average net assets	1.68%	2.14%	1.49%	1.33%	1.55%

Portfolio turnover rate(c)	943%	530%	380%	441%	590%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Government Income Fund
	Class P Shares
	Year Ended March 31, 2020	Period Ended March 31, 2019(a)
Per Share Data

Net asset value, beginning of period	$14.55	$14.24

Net investment income(b)	0.27	0.32

Net realized and unrealized gain	1.07	0.32

Total from investment operations	1.34	0.64

Distributions to shareholders from net investment income	(0.35)	(0.33)

Net asset value, end of period	$15.54	$14.55

Total return(c)	9.20%	4.55%

Net assets, end of period (in 000s)	$14,227	$10,268

Ratio of net expenses to average net assets	0.56%	0.56	%(d)

Ratio of total expenses to average net assets	0.74%	0.77	%(d)

Ratio of net investment income to average net assets	1.83%	2.35	%(d)

Portfolio turnover rate(e)	943%	530%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Government Income Fund
	Class R Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$14.56	$14.38	$14.62	$15.02	$15.00

Net investment income(a)	0.19	0.24	0.15	0.12	0.16

Net realized and unrealized gain (loss)	1.06	0.20	(0.17)	(0.30)	0.06

Total from investment operations	1.25	0.44	(0.02)	(0.18)	0.22

Distributions to shareholders from net investment income	(0.26)	(0.26)	(0.22)	(0.22)	(0.20)

Net asset value, end of year	$15.55	$14.56	$14.38	$14.62	$15.02

Total return(b)	8.64%	3.13%	(0.18)%	(1.14)%	1.41%

Net assets, end of year (in 000s)	$18,424	$19,905	$21,630	$21,045	$21,688

Ratio of net expenses to average net assets	1.14%	1.16%	1.16%	1.16%	1.15%

Ratio of total expenses to average net assets	1.34%	1.35%	1.30%	1.31%	1.30%

Ratio of net investment income to average net assets	1.27%	1.69%	1.02%	0.83%	1.06%

Portfolio turnover rate(c)	943%	530%	380%	441%	590%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Government Income Fund
	Class R6 Shares
	Year Ended March 31,				Period Ended March 31, 2016(a)
	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$14.55	$14.37	$14.61	$15.01	$14.83

Net investment income(b)	0.27	0.33	0.24	0.20	0.16

Net realized and unrealized gain (loss)	1.07	0.20	(0.18)	(0.29)	0.21

Total from investment operations	1.34	0.53	0.06	(0.09)	0.37

Distributions to shareholders from net investment income	(0.35)	(0.35)	(0.30)	(0.31)	(0.19)

Net asset value, end of period	$15.54	$14.55	$14.37	$14.61	$15.01

Total return(c)	9.27%	3.75%	0.43%	(0.60)%	2.52%

Net assets, end of period (in 000s)	$9,187	$7,661	$19,012	$17,614	$93

Ratio of net expenses to average net assets	0.56%	0.56%	0.55%	0.55%	0.55	%(d)

Ratio of total expenses to average net assets	0.74%	0.76%	0.70%	0.69%	0.70	%(d)

Ratio of net investment income to average net assets	1.84%	2.31%	1.62%	1.35%	1.59	%(d)

Portfolio turnover rate(e)	943%	530%	380%	441%	590%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Quality Floating Rate Fund
	Class A Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$8.70	$8.73	$8.72	$8.63	$8.72

Net investment income (loss)(a)	0.17	0.18	0.10	0.07	0.02

Net realized and unrealized gain (loss)	(0.28)	(0.02)	0.01	0.08	(0.09)

Total from investment operations	(0.11)	0.16	0.11	0.15	(0.07)

Distributions to shareholders from net investment income	(0.18)	(0.19)	(0.10)	(0.06)	(0.02)

Net asset value, end of year	$8.41	$8.70	$8.73	$8.72	$8.63

Total return(b)	(1.32)%	1.84%	1.32%	1.79%	(0.80)%

Net assets, end of year (in 000s)	$10,954	$7,968	$9,368	$11,303	$10,680

Ratio of net expenses to average net assets	0.61%	0.64%	0.71%	0.65%	0.70%

Ratio of total expenses to average net assets	0.73%	0.70%	0.79%	0.89%	0.88%

Ratio of net investment income to average net assets	1.96%	2.09%	1.18%	0.76%	0.22%

Portfolio turnover rate(c)	8%	47%	54%	59%	71%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Quality Floating Rate Fund
	Institutional Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$8.70	$8.72	$8.71	$8.63	$8.72

Net investment income(a)	0.19	0.19	0.13	0.09	0.05

Net realized and unrealized gain (loss)	(0.28)	—	0.01	0.08	(0.09)

Total from investment operations	(0.09)	0.19	0.14	0.17	(0.04)

Distributions to shareholders from net investment income	(0.20)	(0.21)	(0.13)	(0.09)	(0.05)

Net asset value, end of year	$8.41	$8.70	$8.72	$8.71	$8.63

Total return(b)	(1.09)%	2.23%	1.67%	1.97%	(0.47)%

Net assets, end of year (in 000s)	$77,817	$71,263	$730,204	$429,019	$360,939

Ratio of net expenses to average net assets	0.37%	0.36%	0.36%	0.36%	0.36%

Ratio of total expenses to average net assets	0.49%	0.41%	0.44%	0.55%	0.54%

Ratio of net investment income to average net assets	2.24%	2.19%	1.54%	1.05%	0.56%

Portfolio turnover rate(c)	8%	47%	54%	59%	71%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Quality Floating Rate Fund
	Service Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$8.74	$8.76	$8.76	$8.67	$8.76

Net investment income(a)	0.15	0.16	0.08	0.05	0.01

Net realized and unrealized gain (loss)	(0.28)	(0.01)	0.01	0.09	(0.09)

Total from investment operations	(0.13)	0.15	0.09	0.14	(0.08)

Distributions to shareholders from net investment income	(0.16)	(0.17)	(0.09)	(0.05)	(0.01)

Net asset value, end of year	$8.45	$8.74	$8.76	$8.76	$8.67

Total return(b)	(1.56)%	1.73%	1.05%	1.58%	(0.93)%

Net assets, end of year (in 000s)	$49	$92	$113	$491	$551

Ratio of net expenses to average net assets	0.86%	0.86%	0.87%	0.86%	0.84%

Ratio of total expenses to average net assets	0.98%	0.93%	0.97%	1.05%	1.04%

Ratio of net investment income to average net assets	1.77%	1.86%	0.95%	0.55%	0.11%

Portfolio turnover rate(c)	8%	47%	54%	59%	71%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Quality Floating Rate Fund
	Investor Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$8.68	$8.70	$8.69	$8.61	$8.70

Net investment income(a)	0.19	0.21	0.13	0.08	0.04

Net realized and unrealized gain (loss)	(0.30)	(0.03)	0.01	0.08	(0.09)

Total from investment operations	(0.11)	0.18	0.14	0.16	(0.05)

Distributions to shareholders from net investment income	(0.19)	(0.20)	(0.13)	(0.08)	(0.04)

Net asset value, end of year	$8.38	$8.68	$8.70	$8.69	$8.61

Total return(b)	(1.30)%	2.14%	1.58%	1.87%	(0.56)%

Net assets, end of year (in 000s)	$5,123	$9,474	$1,292	$632	$663

Ratio of net expenses to average net assets	0.46%	0.45%	0.46%	0.44%	0.45%

Ratio of total expenses to average net assets	0.58%	0.54%	0.53%	0.62%	0.63%

Ratio of net investment income to average net assets	2.15%	2.40%	1.47%	0.91%	0.47%

Portfolio turnover rate(c)	8%	47%	54%	59%	71%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Quality Floating Rate Fund
	Class P Shares
	Year Ended March 31, 2020	Period Ended March 31, 2019(a)
Per Share Data

Net asset value, beginning of period	$8.70	$8.73

Net investment income(b)	0.20	0.20

Net realized and unrealized gain (loss)	(0.29)	(0.03)

Total from investment operations	(0.09)	0.17

Distributions to shareholders from net investment income	(0.20)	(0.20)

Net asset value, end of period	$8.41	$8.70

Total return(c)	(1.08)%	1.99%

Net assets, end of period (in 000s)	$144,412	$375,756

Ratio of net expenses to average net assets	0.36%	0.35	%(d)

Ratio of total expenses to average net assets	0.48%	0.43	%(d)

Ratio of net investment income to average net assets	2.32%	2.48	%(d)

Portfolio turnover rate(e)	8%	47%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full period are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Quality Floating Rate Fund
	Class R6 Shares
	Year Ended March 31,				Period Ended March 31, 2016(a)
	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$8.70	$8.72	$8.72	$8.63	$8.69

Net investment income(b)	0.21	0.24	0.13	0.09	0.03

Net realized and unrealized gain (loss)	(0.30)	(0.05)	0.01	0.09	(0.06)

Total from investment operations	(0.09)	0.19	0.14	0.18	(0.03)

Distributions to shareholders from net investment income	(0.20)	(0.21)	(0.14)	(0.09)	(0.03)

Net asset value, end of period	$8.41	$8.70	$8.72	$8.72	$8.63

Total return(c)	(1.08)%	2.23%	1.56%	2.11%	(0.32)%

Net assets, end of period (in 000s)	$1,613	$6,565	$11	$10	$10

Ratio of net expenses to average net assets	0.36%	0.35%	0.36%	0.36%	0.36	%(d)

Ratio of total expenses to average net assets	0.47%	0.49%	0.43%	0.53%	0.53	%(d)

Ratio of net investment income to average net assets	2.41%	2.73%	1.54%	1.05%	0.55	%(d)

Portfolio turnover rate(e)	8%	47%	54%	59%	71%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full period are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Inflation Protected Securities Fund
	Class A Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$10.37	$10.31	$10.44	$10.44	$10.39

Net investment income(a)	0.26	0.16	0.16	0.18	0.10

Net realized and unrealized gain (loss)	0.35	0.06	(0.13)	(0.04)	0.01

Total from investment operations	0.61	0.22	0.03	0.14	0.11

Distributions to shareholders from net investment income	(0.26)	(0.16)	(0.16)	(0.14)	(0.03)

Distributions to shareholders from return of capital	—	—	—	—	(0.03)

Total distributions	(0.26)	(0.16)	(0.16)	(0.14)	(0.06)

Net asset value, end of year	$10.72	$10.37	$10.31	$10.44	$10.44

Total return(b)	5.90%	2.21%	0.31%	1.32%	1.09%

Net assets, end of year (in 000s)	$52,041	$53,690	$74,814	$78,713	$39,525

Ratio of net expenses to average net assets	0.69%	0.68%	0.68%	0.68%	0.70%

Ratio of total expenses to average net assets	0.76%	0.76%	0.77%	0.84%	0.89%

Ratio of net investment income to average net assets	2.41%	1.61%	1.59%	1.69%	1.02%

Portfolio turnover rate(c)	62%	160%	203%	189%	171%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Inflation Protected Securities Fund
	Class C Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$10.19	$10.17	$10.31	$10.32	$10.31

Net investment income(a)	0.20	0.10	0.08	0.11	0.04

Net realized and unrealized gain (loss)	0.32	0.04	(0.12)	(0.05)	—

Total from investment operations	0.52	0.14	(0.04)	0.06	0.04

Distributions to shareholders from net investment income	(0.17)	(0.12)	(0.10)	(0.07)	(0.02)

Distributions to shareholders from return of capital	—	—	—	—	(0.01)

Total distributions	(0.17)	(0.12)	(0.10)	(0.07)	(0.03)

Net asset value, end of year	$10.54	$10.19	$10.17	$10.31	$10.32

Total return(b)	5.13%	1.38%	(0.42)%	0.59%	0.39%

Net assets, end of year (in 000s)	$2,160	$4,152	$6,847	$6,512	$6,420

Ratio of net expenses to average net assets	1.44%	1.43%	1.43%	1.43%	1.45%

Ratio of total expenses to average net assets	1.51%	1.50%	1.52%	1.60%	1.64%

Ratio of net investment income to average net assets	1.96%	0.97%	0.82%	1.06%	0.37%

Portfolio turnover rate(c)	62%	160%	203%	189%	171%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Inflation Protected Securities Fund
	Institutional Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$10.50	$10.43	$10.56	$10.55	$10.48

Net investment income(a)	0.30	0.21	0.20	0.22	0.09

Net realized and unrealized gain (loss)	0.35	0.05	(0.13)	(0.04)	0.06

Total from investment operations	0.65	0.26	0.07	0.18	0.15

Distributions to shareholders from net investment income	(0.29)	(0.19)	(0.20)	(0.17)	(0.05)

Distributions to shareholders from return of capital	—	—	—	—	(0.03)

Total distributions	(0.29)	(0.19)	(0.20)	(0.17)	(0.08)

Net asset value, end of year	$10.86	$10.50	$10.43	$10.56	$10.55

Total return(b)	6.27%	2.55%	0.64%	1.70%	1.42%

Net assets, end of year (in 000s)	$168,248	$174,467	$258,458	$202,452	$119,876

Ratio of net expenses to average net assets	0.35%	0.34%	0.34%	0.34%	0.35%

Ratio of total expenses to average net assets	0.42%	0.42%	0.43%	0.50%	0.56%

Ratio of net investment income to average net assets	2.78%	2.02%	1.95%	2.11%	0.85%

Portfolio turnover rate(c)	62%	160%	203%	189%	171%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Inflation Protected Securities Fund
	Investor Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$10.43	$10.37	$10.50	$10.49	$10.43

Net investment income(a)	0.27	0.16	0.19	0.20	0.12

Net realized and unrealized gain (loss)	0.37	0.08	(0.13)	(0.03)	0.01

Total from investment operations	0.64	0.24	0.06	0.17	0.13

Distributions to shareholders from net investment income	(0.28)	(0.18)	(0.19)	(0.16)	(0.04)

Distributions to shareholders from return of capital	—	—	—	—	(0.03)

Total distributions	(0.28)	(0.18)	(0.19)	(0.16)	(0.07)

Net asset value, end of year	$10.79	$10.43	$10.37	$10.50	$10.49

Total return(b)	6.13%	2.48%	0.55%	1.64%	1.29%

Net assets, end of year (in 000s)	$26,970	$16,088	$13,079	$12,523	$2,697

Ratio of net expenses to average net assets	0.44%	0.43%	0.43%	0.43%	0.45%

Ratio of total expenses to average net assets	0.51%	0.51%	0.52%	0.59%	0.64%

Ratio of net investment income to average net assets	2.52%	1.53%	1.80%	1.87%	1.18%

Portfolio turnover rate(c)	62%	160%	203%	189%	171%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Inflation Protected Securities Fund
	Class P Shares
	Year Ended March 31, 2020	Period Ended March 31, 2019(a)
Per Share Data

Net asset value, beginning of period	$10.49	$10.40

Net investment income(b)	0.32	0.09

Net realized and unrealized gain	0.34	0.19

Total from investment operations	0.66	0.28

Distributions to shareholders from net investment income	(0.29)	(0.19)

Total distributions	(0.29)	(0.19)

Net asset value, end of period	$10.86	$10.49

Total return(c)	6.38%	2.77%

Net assets, end of period (in 000s)	$30,975	$107,844

Ratio of net expenses to average net assets	0.34%	0.33	%(d)

Ratio of total expenses to average net assets	0.40%	0.43	%(d)

Ratio of net investment income to average net assets	3.01%	0.91	%(d)

Portfolio turnover rate(e)	62%	160%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Inflation Protected Securities Fund
	Class R Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$10.32	$10.28	$10.41	$10.41	$10.38

Net investment income(a)	0.22	0.13	0.13	0.15	0.04

Net realized and unrealized gain (loss)	0.37	0.06	(0.12)	(0.04)	0.04

Total from investment operations	0.59	0.19	0.01	0.11	0.08

Distributions to shareholders from net investment income	(0.24)	(0.15)	(0.14)	(0.11)	(0.03)

Distributions to shareholders from return of capital	—	—	—	—	(0.02)

Total distributions	(0.24)	(0.15)	(0.14)	(0.11)	(0.05)

Net asset value, end of year	$10.67	$10.32	$10.28	$10.41	$10.41

Total return(b)	5.71%	1.87%	0.09%	1.07%	0.79%

Net assets, end of year (in 000s)	$17,663	$14,911	$18,169	$18,094	$10,128

Ratio of net expenses to average net assets	0.94%	0.93%	0.93%	0.93%	0.95%

Ratio of total expenses to average net assets	1.01%	1.01%	1.02%	1.09%	1.15%

Ratio of net investment income to average net assets	2.08%	1.33%	1.29%	1.45%	0.42%

Portfolio turnover rate(c)	62%	160%	203%	189%	171%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Inflation Protected Securities Fund
	Class R6 Shares
	Year Ended March 31,				Period Ended March 31 2016(a)
	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$10.49	$10.43	$10.55	$10.55	$10.36

Net investment income (loss)(b)	0.29	0.08	0.22	0.21	(0.03)

Net realized and unrealized gain (loss)	0.36	0.17	(0.14)	(0.04)	0.27

Total from investment operations	0.65	0.25	0.08	0.17	0.24

Distributions to shareholders from net investment income	(0.29)	(0.19)	(0.20)	(0.17)	(0.03)

Distributions to shareholders from return of capital	—	—	—	—	(0.02)

Total distributions	(0.29)	(0.19)	(0.20)	(0.17)	(0.05)

Net asset value, end of period	$10.85	$10.49	$10.43	$10.55	$10.55

Total return(c)	6.29%	2.47%	0.75%	1.62%	2.37%

Net assets, end of period (in 000s)	$50,987	$39,506	$7,103	$723	$10

Ratio of net expenses to average net assets	0.34%	0.33%	0.33%	0.32%	0.34	%(d)

Ratio of total expenses to average net assets	0.41%	0.44%	0.40%	0.47%	0.60	%(d)

Ratio of Net investment income (loss)	2.72%	0.74%	2.11%	2.00%	(0.44	)%(d)

Portfolio turnover rate(e)	62%	160%	203%	189%	171%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Government Fund
	Class A Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$9.77	$9.79	$9.99	$10.10	$10.12

Net investment income(a)	0.13	0.16	0.11	0.11	0.05

Net realized and unrealized gain (loss)	0.27	0.03	(0.13)	(0.06)	(0.01)

Total from investment operations	0.40	0.19	(0.02)	0.05	0.04

Distributions to shareholders from net investment income	(0.20)	(0.21)	(0.18)	(0.16)	(0.06)

Net asset value, end of year	$9.97	$9.77	$9.79	$9.99	$10.10

Total return(b)	4.16%	1.97%	(0.22)%	0.46%	0.44%

Net assets, end of year (in 000s)	$90,469	$82,090	$86,239	$138,612	$173,879

Ratio of net expenses to average net assets	0.82%	0.82%	0.82%	0.82%	0.81%

Ratio of total expenses to average net assets	0.90%	0.90%	0.89%	0.92%	0.91%

Ratio of net investment income to average net assets	1.34%	1.68%	1.15%	1.08%	0.52%

Portfolio turnover rate(c)	479%	247%	87%	173%	227%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Government Fund
	Class C Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$9.70	$9.73	$9.92	$10.03	$10.06

Net investment income(a)	0.09	0.12	0.07	0.07	0.02

Net realized and unrealized gain (loss)	0.27	0.02	(0.12)	(0.06)	(0.02)

Total from investment operations	0.36	0.14	(0.05)	0.01	— (b)

Distributions to shareholders from net investment income	(0.16)	(0.17)	(0.14)	(0.12)	(0.03)

Net asset value, end of year	$9.90	$9.70	$9.73	$9.92	$10.03

Total return(c)	3.76%	1.46%	(0.53)%	0.06%	(0.02)%

Net assets, end of year (in 000s)	$12,958	$15,493	$19,799	$28,292	$33,934

Ratio of net expenses to average net assets	1.22%	1.22%	1.22%	1.22%	1.17%

Ratio of total expenses to average net assets	1.65%	1.65%	1.64%	1.67%	1.66%

Ratio of net investment income to average net assets	0.95%	1.27%	0.72%	0.68%	0.17%

Portfolio turnover rate(d)	479%	247%	87%	173%	227%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Government Fund
	Institutional Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$9.74	$9.76	$9.96	$10.07	$10.09

Net investment income(a)	0.17	0.19	0.14	0.14	0.09

Net realized and unrealized gain (loss)	0.26	0.03	(0.13)	(0.06)	(0.01)

Total from investment operations	0.43	0.22	0.01	0.08	0.08

Distributions to shareholders from net investment income	(0.24)	(0.24)	(0.21)	(0.19)	(0.10)

Net asset value, end of year	$9.93	$9.74	$9.76	$9.96	$10.07

Total return(b)	4.41%	2.32%	0.11%	0.80%	0.78%

Net assets, end of year (in 000s)	$348,655	$379,887	$837,920	$1,045,066	$1,089,297

Ratio of net expenses to average net assets	0.48%	0.48%	0.48%	0.47%	0.47%

Ratio of total expenses to average net assets	0.56%	0.56%	0.55%	0.58%	0.57%

Ratio of net investment income to average net assets	1.69%	1.95%	1.46%	1.42%	0.86%

Portfolio turnover rate(c)	479%	247%	87%	173%	227%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

120	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Government Fund
	Service Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$9.73	$9.75	$9.94	$10.05	$10.08

Net investment income(a)	0.11	0.15	0.09	0.09	0.04

Net realized and unrealized gain (loss)	0.27	0.02	(0.12)	(0.06)	(0.02)

Total from investment operations	0.38	0.17	(0.03)	0.03	0.02

Distributions to shareholders from net investment income	(0.19)	(0.19)	(0.16)	(0.14)	(0.05)

Net asset value, end of year	$9.92	$9.73	$9.75	$9.94	$10.05

Total return(b)	4.00%	1.70%	(0.29)%	0.30%	0.18%

Net assets, end of year (in 000s)	$18,831	$18,120	$19,954	$26,697	$30,608

Ratio of net expenses to average net assets	0.98%	0.98%	0.98%	0.97%	0.97%

Ratio of total expenses to average net assets	1.06%	1.06%	1.05%	1.08%	1.07%

Ratio of net investment income to average net assets	1.17%	1.52%	0.95%	0.93%	0.37%

Portfolio turnover rate(c)	479%	247%	87%	173%	227%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	121

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Government Fund
	Investor Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$9.78	$9.80	$9.99	$10.10	$10.13

Net investment income(a)	0.15	0.19	0.13	0.14	0.08

Net realized and unrealized gain (loss)	0.28	0.02	(0.12)	(0.07)	(0.02)

Total from investment operations	0.43	0.21	0.01	0.07	0.06

Distributions to shareholders from net investment income	(0.23)	(0.23)	(0.20)	(0.18)	(0.09)

Net asset value, end of year	$9.98	$9.78	$9.80	$9.99	$10.10

Total return(b)	4.31%	2.23%	0.13%	0.72%	0.59%

Net assets, end of year (in 000s)	$38,723	$29,461	$24,676	$24,378	$17,850

Ratio of net expenses to average net assets	0.57%	0.57%	0.57%	0.56%	0.56%

Ratio of total expenses to average net assets	0.65%	0.65%	0.64%	0.67%	0.66%

Ratio of net investment income to average net assets	1.57%	1.94%	1.35%	1.36%	0.77%

Portfolio turnover rate(c)	479%	247%	87%	173%	227%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

122	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short Duration Government Fund
	Class P Shares
	Year Ended March 31, 2020	Period Ended March 31, 2019(a)
Per Share Data

Net asset value, beginning of period	$9.73	$9.73

Net investment income(b)	0.17	0.20

Net realized and unrealized gain	0.27	0.03

Total from investment operations	0.44	0.23

Distributions to shareholders from net investment income	(0.24)	(0.23)

Net asset value, end of period	$9.93	$9.73

Total return(c)	4.53%	2.39%

Net assets, end of period (in 000s)	$337,805	$474,894

Ratio of net expenses to average net assets	0.48%	0.47	%(d)

Ratio of total expenses to average net assets	0.55%	0.56	%(d)

Ratio of net investment income to average net assets	1.72%	2.15	%(d)

Portfolio turnover rate(e)	479%	247%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	123

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short Duration Government Fund
	Class R6 Shares
	Year Ended March 31,				Period Ended March 31, 2016(a)
	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$9.74	$9.76	$9.96	$10.07	$10.09

Net investment income(b)	0.16	0.20	0.17	0.14	0.06

Net realized and unrealized gain (loss)	0.28	0.02	(0.16)	(0.06)	(0.02)

Total from investment operations	0.44	0.22	0.01	0.08	0.04

Distributions to shareholders from net investment income	(0.24)	(0.24)	(0.21)	(0.19)	(0.06)

Net asset value, end of period	$9.94	$9.74	$9.76	$9.96$	10.07

Total return(c)	4.42%	2.33%	0.12%	0.82%	0.42%

Net assets, end of period (in 000s)	$11,979	$5,436	$2,038	$73,716	$73,976

Ratio of net expenses to average net assets	0.47%	0.47%	0.46%	0.45%	0.45	%(d)

Ratio of total expenses to average net assets	0.55%	0.56%	0.54%	0.56%	0.55	%(d)

Ratio of net investment income to average net assets	1.65%	2.10%	1.69%	1.44%	0.84	%(d)

Portfolio turnover rate(e)	479%	247%	87%	173%	227%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

124	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Income Fund
	Class A Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$9.80	$9.75	$9.96	$9.96	$10.10

Net investment income(a)	0.21	0.23	0.17	0.16	0.16

Net realized and unrealized gain (loss)	(0.08)	0.06	(0.19)	0.02	(0.10)

Total from investment operations	0.13	0.29	(0.02)	0.18	0.06

Distributions to shareholders from net investment income	(0.21)	(0.22)	(0.16)	(0.18)	(0.20)

Distributions to shareholders from return of capital	(0.04)	(0.02)	(0.03)	—	—

Total distributions	(0.25)	(0.24)	(0.19)	(0.18)	(0.20)

Net asset value, end of year	$9.68	$9.80	$9.75	$9.96	$9.96

Total return(b)	1.41%	3.01%	(0.19)%	1.86%	0.62%

Net assets, end of year (in 000s)	$14,107	$11,070	$5,734	$9,259	$7,001

Ratio of net expenses to average net assets	0.79%	0.79%	0.79%	0.79%	0.80%

Ratio of total expenses to average net assets	0.86%	0.93%	0.87%	0.90%	0.94%

Ratio of net investment income to average net assets	2.13%	2.35%	1.75%	1.56%	1.57%

Portfolio turnover rate(c)	192%	99%	106%	165%	161%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	125

GOLDMAN SACHS SHORT DURATION INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Income Fund
	Class C Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$9.81	$9.76	$9.96	$9.96	$10.10

Net investment income(a)	0.18	0.19	0.14	0.12	0.12

Net realized and unrealized gain (loss)	(0.10)	0.06	(0.19)	0.03	(0.10)

Total from investment operations	0.08	0.25	(0.05)	0.15	0.02

Distributions to shareholders from net investment income	(0.18)	(0.18)	(0.13)	(0.15)	(0.16)

Distributions to shareholders from return of capital	(0.03)	(0.02)	(0.02)	—	—

Total distributions	(0.21)	(0.20)	(0.15)	(0.15)	(0.16)

Net asset value, end of year	$9.68	$9.81	$9.76	$9.96	$9.96

Total return(b)	0.91%	2.61%	(0.48)%	1.46%	0.22%

Net assets, end of year (in 000s)	$1,283	$1,689	$1,077	$954	$886

Ratio of net expenses to average net assets	1.19%	1.19%	1.19%	1.19%	1.20%

Ratio of total expenses to average net assets	1.61%	1.69%	1.63%	1.66%	1.69%

Ratio of net investment income to average net assets	1.81%	1.97%	1.39%	1.16%	1.17%

Portfolio turnover rate(c)	192%	99%	106%	165%	161%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

126	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Income Fund
	Institutional Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$9.82	$9.77	$9.98	$9.98	$10.11

Net investment income(a)	0.26	0.25	0.21	0.19	0.19

Net realized and unrealized gain (loss)	(0.09)	0.07	(0.19)	0.03	(0.08)

Total from investment operations	0.17	0.32	0.02	0.22	0.11

Distributions to shareholders from net investment income	(0.25)	(0.24)	(0.20)	(0.22)	(0.24)

Distributions to shareholders from return of capital	(0.04)	(0.03)	(0.03)	—	—

Total distributions	(0.29)	(0.27)	(0.23)	(0.22)	(0.24)

Net asset value, end of year	$9.70	$9.82	$9.77	$9.98	$9.98

Total return(b)	1.76%	3.36%	0.16%	2.21%	1.07%

Net assets, end of year (in 000s)	$48,689	$46,680	$575,452	$560,818	$390,351

Ratio of net expenses to average net assets	0.45%	0.46%	0.45%	0.45%	0.45%

Ratio of total expenses to average net assets	0.52%	0.55%	0.53%	0.56%	0.60%

Ratio of net investment income to average net assets	2.57%	2.58%	2.12%	1.90%	1.91%

Portfolio turnover rate(c)	192%	99%	106%	165%	161%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	127

GOLDMAN SACHS SHORT DURATION INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Income Fund
	Investor Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$9.82	$9.77	$9.98	$9.97	$10.11

Net investment income(a)	0.24	0.25	0.20	0.18	0.18

Net realized and unrealized gain (loss)	(0.08)	0.06	(0.19)	0.04	(0.09)

Total from investment operations	0.16	0.31	0.01	0.22	0.09

Distributions to shareholders from net investment income	(0.24)	(0.24)	(0.19)	(0.21)	(0.23)

Distributions to shareholders from return of capital	(0.04)	(0.02)	(0.03)	—	—

Total distributions	(0.28)	(0.26)	(0.22)	(0.21)	(0.23)

Net asset value, end of year	$9.70	$9.82	$9.77	$9.98	$9.97

Total return(b)	1.56%	3.27%	0.06%	2.22%	0.87%

Net assets, end of year (in 000s)	$4,337	$1,584	$2,094	$1,457	$363

Ratio of net expenses to average net assets	0.54%	0.54%	0.54%	0.54%	0.54%

Ratio of total expenses to average net assets	0.61%	0.68%	0.62%	0.65%	0.69%

Ratio of net investment income to average net assets	2.43%	2.57%	2.03%	1.84%	1.81%

Portfolio turnover rate(c)	192%	99%	106%	165%	161%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

128	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short Duration Income Fund
	Class P Shares
	Year Ended March 31, 2020	Period Ended March 31, 2019(a)
Per Share Data

Net asset value, beginning of period	$9.82	$9.74

Net investment income(b)	0.25	0.25

Net realized and unrealized gain (loss)	(0.08)	0.09

Total from investment operations	0.17	0.34

Distributions to shareholders from net investment income	(0.25)	(0.24)

Distributions to shareholders from return of capital	(0.04)	(0.02)

Total distributions	(0.29)	(0.26)

Net asset value, end of period	$9.70	$9.82

Total return(c)	1.66%	3.51%

Net assets, end of period (in 000s)	$743,258	$635,440

Ratio of net expenses to average net assets	0.44%	0.44	%(d)

Ratio of total expenses to average net assets	0.51%	0.60	%(d)

Ratio of net investment income to average net assets	2.53%	2.72	%(d)

Portfolio turnover rate(e)	192%	99%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	129

GOLDMAN SACHS SHORT DURATION INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Income Fund
	Class R Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$9.82	$9.77	$9.98	$9.98	$10.11

Net investment income(a)	0.19	0.20	0.16	0.13	0.13

Net realized and unrealized gain (loss)	(0.08)	0.06	(0.20)	0.03	(0.08)

Total from investment operations	0.11	0.26	(0.04)	0.16	0.05

Distributions to shareholders from net investment income	(0.20)	(0.19)	(0.15)	(0.16)	(0.18)

Distributions to shareholders from return of capital	(0.03)	(0.02)	(0.02)	—	—

Total distributions	(0.23)	(0.21)	(0.17)	(0.16)	(0.18)

Net asset value, end of year	$9.70	$9.82	$9.77	$9.98	$9.98

Total return(b)	1.06%	2.76%	(0.43)%	1.62%	0.46%

Net assets, end of year (in 000s)	$138	$122	$95	$32	$25

Ratio of net expenses to average net assets	1.04%	1.04%	1.04%	1.04%	1.04%

Ratio of total expenses to average net assets	1.11%	1.18%	1.12%	1.14%	1.19%

Ratio of net investment income to average net assets	1.94%	2.08%	1.57%	1.32%	1.33%

Portfolio turnover rate(c)	192%	99%	106%	165%	161%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

130	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short Duration Income Fund
	Class R6 Shares
	Year Ended March 31,				Period Ended March 31, 2016(a)
	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$9.82	$9.77	$9.98	$9.97	$10.07

Net investment income(b)	0.26	0.27	0.21	0.19	0.13

Net realized and unrealized gain (loss)	(0.10)	0.05	(0.20)	0.04	(0.07)

Total from investment operations	0.16	0.32	0.01	0.23	0.06

Distributions to shareholders from net investment income	(0.25)	(0.24)	(0.19)	(0.22)	(0.16)

Distributions to shareholders from return of capital	(0.04)	(0.03)	(0.03)	—	—

Total distributions	(0.29)	(0.27)	(0.22)	(0.22)	(0.16)

Net asset value, end of period	$9.69	$9.82	$9.77	$9.98	$9.97

Total return(c)	1.66%	3.36%	0.13%	2.30%	0.65%

Net assets, end of period (in 000s)	$1,085	$1,252	$10	$10	$10

Ratio of net expenses to average net assets	0.44%	0.45%	0.45%	0.45%	0.48	%(d)

Ratio of total expenses to average net assets	0.51%	0.67%	0.55%	0.59%	0.63	%(d)

Ratio of net investment income to average net assets	2.56%	2.77%	2.12%	1.91%	1.90	%(d)

Portfolio turnover rate(e)	192%	99%	106%	165%	161%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	131

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short-Term Conservative Income Fund
	Class A Shares
	Year Ended March 31,			Period Ended March 31, 2017(a)
	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$10.03	$10.01	$10.02	$10.01

Net investment income(b)	0.21	0.25	0.14	0.03

Net realized and unrealized gain (loss)	(0.14)	(0.01)	(0.04)	0.01

Total from investment operations	0.07	0.24	0.10	0.04

Distributions to shareholders from net investment income	(0.21)	(0.22)	(0.11)	(0.03)

Distributions to shareholders from net realized gains	(0.01)	— (c)	— (c)	—	(c)

Total distributions	(0.22)	(0.22)	(0.11)	(0.03)

Net asset value, end of period	$9.88	$10.03	$10.01	$10.02

Total return(d)	0.66%	2.41%	1.04%	0.42%

Net assets, end of period (in 000s)	$43,188	$50,982	$817	$25

Ratio of net expenses to average net assets	0.46%	0.46%	0.57%	0.51	%(e)

Ratio of total expenses to average net assets	0.56%	0.61%	0.63%	1.33	%(e)

Ratio of net investment income to average net assets	2.14%	2.46%	1.42%	0.75	%(e)

Portfolio turnover rate(f)	87%	89%	67%	46%

(a)	Commenced operations on October 31, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Rounds to less than $0.01 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full period are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

132	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short-Term Conservative Income Fund
	Institutional Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$10.04	$10.01	$10.02	$10.00	$10.00

Net investment income(a)	0.23	0.25	0.15	0.11	0.06

Net realized and unrealized gain (loss)	(0.15)	0.03	(0.01)	0.01	— (b)

Total from investment operations	0.08	0.28	0.14	0.12	0.06

Distributions to shareholders from net investment income	(0.24)	(0.25)	(0.15)	(0.10)	(0.06)

Distributions to shareholders from net realized gains	— (c)	— (c)	— (c)	— (c)	— (c)

Total distributions	(0.24)	(0.25)	(0.15)	(0.10)	(0.06)

Net asset value, end of year	$9.88	$10.04	$10.01	$10.02	$10.00

Total return(d)	0.80%	2.82%	1.40%	1.22%	0.61%

Net assets, end of year (in 000s)	$1,466,673	$840,036	$1,421,091	$265,690	$15,082

Ratio of net expenses to average net assets	0.22%	0.20%	0.19%	0.15%	0.19%

Ratio of total expenses to average net assets	0.32%	0.32%	0.33%	1.20%	2.10%

Ratio of net investment income to average net assets	2.28%	2.45%	1.54%	1.08%	0.63%

Portfolio turnover rate(e)	87%	89%	67%	46%	39%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Rounds to less than $0.01 per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	133

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short-Term Conservative Income Fund
	Administration Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$10.03	$10.02	$10.02	$10.00	$10.00

Net investment income(a)	0.20	0.22	0.13	0.06	0.04

Net realized and unrealized gain (loss)	(0.13)	0.01	(0.01)	0.04	— (b)

Total from investment operations	0.07	0.23	0.12	0.10	0.04

Distributions to shareholders from net investment income	(0.21)	(0.22)	(0.12)	(0.08)	(0.04)

Distributions to shareholders from net realized gains	(0.01)	— (c)	— (c)	— (c)	— (c)

Total distributions	(0.22)	(0.22)	(0.12)	(0.08)	(0.04)

Net asset value, end of year	$9.88	$10.03	$10.02	$10.02	$10.00

Total return(d)	0.55%	2.46%	1.24%	0.97%	0.37%

Net assets, end of year (in 000s)	$1,045	$937	$1,032	$132	$25

Ratio of net expenses to average net assets	0.47%	0.45%	0.43%	0.41%	0.43%

Ratio of total expenses to average net assets	0.57%	0.57%	0.59%	1.49%	2.44%

Ratio of net investment income to average net assets	2.01%	2.20%	1.25%	0.60%	0.35%

Portfolio turnover rate(e)	87%	89%	67%	46%	39%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Rounds to less than $0.01 per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

134	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short-Term Conservative Income Fund
	Preferred Shares
	Year Ended March 31,			Period Ended March 31, 2017(a)
	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$10.03	$10.02	$10.02	$10.01

Net investment income(b)	0.23	0.24	0.14	0.04

Net realized and unrealized gain (loss)	(0.15)	0.01	— (c)	0.01

Total from investment operations	0.08	0.25	0.14	0.05

Distributions to shareholders from net investment income	(0.23)	(0.24)	(0.14)	(0.04)

Distributions to shareholders from net realized gains	— (d)	— (d)	— (d)	—	(d)

Total distributions	(0.23)	(0.24)	(0.14)	(0.04)

Net asset value, end of period	$9.88	$10.03	$10.02	$10.02

Total return(e)	0.82%	2.52%	1.40%	0.52%

Net assets, end of period (in 000s)	$26	$26	$25	$25

Ratio of net expenses to average net assets	0.32%	0.30%	0.28%	0.27	%(f)

Ratio of total expenses to average net assets	0.41%	0.41%	0.44%	1.11	%(f)

Ratio of net investment income to average net assets	2.27%	2.38%	1.38%	0.95	%(f)

Portfolio turnover rate(g)	87%	89%	67%	46%

(a)	Commenced operations on October 31, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Rounds to less than $0.01 per share.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full period are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	135

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short-Term Conservative Income Fund
	Investor Shares
	Year Ended March 31, 2020	Period Ended March 31, 2019(a)
Per Share Data

Net asset value, beginning of period	$10.04	$10.03

Net investment income(b)	0.21	0.16

Net realized and unrealized gain (loss)	(0.14)	0.01

Total from investment operations	0.07	0.17

Distributions to shareholders from net investment income	(0.23)	(0.16)

Distributions to shareholders from net realized gains	— (c)	—	(c)

Total distributions	(0.23)	(0.16)

Net asset value, end of period	$9.88	$10.04

Total return(d)	0.71%	1.68%

Net assets, end of period (in 000s)	$90,680	$6,254

Ratio of net expenses to average net assets	0.31%	0.30	%(e)

Ratio of total expenses to average net assets	0.41%	0.42	%(e)

Ratio of net investment income to average net assets	2.11%	2.58	%(e)

Portfolio turnover rate(f)	87%	89%

(a)	Commenced operations on August 14, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Rounds to less than $0.01 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full period are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

136	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short-Term Conservative Income Fund
	Class P Shares
	Year Ended March 31, 2020	Period Ended March 31, 2019(a)
Per Share Data

Net asset value, beginning of period	$10.03	$10.02

Net investment income(b)	0.24	0.25

Net realized and unrealized gain (loss)	(0.16)	—

Total from investment operations	0.08	0.25

Distributions to shareholders from net investment income	(0.24)	(0.24)

Distributions to shareholders from net realized gains	— (c)	—	(c)

Total distributions	(0.24)	(0.24)

Net asset value, end of period	$9.87	$10.03

Total return(d)	0.81%	2.48%

Net assets, end of period (in 000s)	$1,935,475	$2,048,977

Ratio of net expenses to average net assets	0.21%	0.20	%(e)

Ratio of total expenses to average net assets	0.31%	0.32	%(e)

Ratio of net investment income to average net assets	2.34%	2.62	%(e)

Portfolio turnover rate(f)	87%	89%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Rounds to less than $0.01 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full period are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	137

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short-Term Conservative Income Fund
	Class R6 Shares
	Year Ended March 31,		Period Ended March 31, 2018(a)
	2020	2019
Per Share Data

Net asset value, beginning of period	$10.04	$10.02	$10.02

Net investment income(b)	0.24	0.27	0.05

Net realized and unrealized gain (loss)	(0.15)	—	—

Total from investment operations	0.09	0.27	0.05

Distributions to shareholders from net investment income	(0.24)	(0.25)	(0.05)

Distributions to shareholders from net realized gains	— (c)	— (c)	—	(c)

Total Distributions	(0.24)	(0.25)	(0.05)

Net asset value, end of period	$9.89	$10.04	$10.02

Total Return(d)	0.91%	2.82%	0.43%

Net assets, end of period (in 000s)	$278,788	$420,023	$10

Ratio of net expenses to average net assets	0.21%	0.20%	0.24	%(e)

Ratio of total expenses to average net assets	0.31%	0.32%	0.35	%(e)

Ratio of net investment income to average net assets	2.37%	2.66%	1.64	%(e)

Portfolio turnover rate(f)	87%	89%	67%

(a)	Commenced operations on November 30, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Rounds to less than $0.01 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full period are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

138	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements

March 31, 2020

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Enhanced Income	A, Institutional, Administration, Investor, P and R6	Diversified
Government Income	A, C, Institutional, Service, Investor, P, R and R6	Diversified
High Quality Floating Rate	A, Institutional, Service, Investor, P and R6	Diversified
Inflation Protected Securities	A, C, Institutional, Investor, P, R and R6	Diversified
Short Duration Government	A, C, Institutional, Service, Investor, P and R6	Diversified
Short Duration Income	A, C, Institutional, Investor, P, R and R6	Diversified
Short-Term Conservative Income	A, Institutional, Administration, Preferred, Investor, P and R6	Diversified

Class A Shares of the Government Income, Inflation Protected Securities, Short Duration Government and Short Duration Income Funds are sold with a front-end sales charge of up to 3.75%, 3.75%, 1.50% and 1.50%, respectively. Class C Shares are generally sold with a contingent deferred sales charge (“CDSC”) of 1.00% (0.65% for Short Duration Government and Short Duration Income Funds), which is imposed on redemptions made within 12 months of purchase. Class A Shares of the Enhanced Income and High Quality Floating Rate Funds and Class A and Class C Shares of the Short-Term Conservative Income Fund are not subject to a sales charge. Similarly, Institutional, Administration, Preferred, Service, Investor, Class P, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

139

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Investment Income Dividends		Capital Gains Distributions
Fund	Declared	Paid	Declared and Paid
Enhanced Income	Daily	Monthly	Annually
Government Income	Daily	Monthly	Annually
High Quality Floating Rate	Daily	Monthly	Annually
Inflation Protected Securities	Quarterly	Quarterly	Annually
Short Duration Government	Daily	Monthly	Annually
Short Duration Income	Daily	Monthly	Annually
Short-Term Conservative Income	Daily	Monthly	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

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GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund and Goldman Sachs Financial Square Money Market Fund (“Underlying Funds”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Funds’ accounting policies and investment holdings, please see the Underlying Funds’ shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

ii.  Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

iii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of

141

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iv.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

v.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

vi.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on other investments. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

vii.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default, and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts or credit default swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

143

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Notes to Financial Statements (continued)

March 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV.

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GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of March 31, 2020:

ENHANCED INCOME

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$283,147,321	$—

Asset-Backed Securities	—	68,004,694	—

Municipal Debt Obligation	—	263,743	—

U.S. Treasury Obligations	22,379,371	—	—

Investment Company	1,446,103	—	—

Short-term Investments	—	24,748,201	—

Total	$23,825,474	$376,163,959	$—

Derivative Type

Assets(a)

Futures Contracts	$1,304,744	$—	$—

Liabilities(a)

Futures Contracts	$(3,921,270)	$—	$—

GOVERNMENT INCOME

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Mortgage-Backed Obligations	$—	$164,947,173	$—

U.S. Treasury Obligations and/or Other U.S. Government Agencies	120,901,719	34,044,201	—

Asset-Backed Securities	—	18,520,486	—

Municipal Debt Obligations	—	4,845,272	—

Investment Company	59,347,188	—	—

Total	$180,248,907	$222,357,132	$—

Liabilities

Fixed Income

Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(8,567,647)	$—

Total	$—	$(8,567,647)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

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Notes to Financial Statements (continued)

March 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GOVERNMENT INCOME (continued)

Derivative Type	Level 1	Level 2	Level 3

Assets

Futures Contracts(a)	$933,737	$—	$—

Options Purchased	—	112	—

Total	$933,737	$112	$—

Liabilities

Futures Contracts(a)	$(1,771,970)	$—	$—

Interest Rate Swap Contracts(a)	—	(11,705)	—

Written option contracts	—	(105,164)	—

Total	$(1,771,970)	$(116,869)	$—

HIGH QUALITY FLOATING RATE

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Mortgage-Backed Obligations	$—	$80,942,948	$—

Asset-Backed Securities	—	134,285,862	—

Municipal Debt Obligations	—	10,584,136	—

Short-term Investments	—	5,200,000	—

Total	$—	$231,012,946	$—

Derivative Type

Assets(a)

Futures Contracts	$139,760	$—	$—

Liabilities(a)

Futures Contracts	$(453,686)	$—	$—

Interest Rate Swap Contracts	—	(12,226)	—

Total	$(453,686)	$(12,226)	$—

INFLATION PROTECTED SECURITIES

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

U.S. Treasury Obligations	$338,765,553	$—	$—

Investment Company	3,508,731	—	—

Total	$342,274,284	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INFLATION PROTECTED SECURITIES (continued)

Derivative Type	Level 1	Level 2	Level 3

Assets

Futures Contracts(a)	$2,524,584	$—	$—

Interest Rate Swap Contracts(a)	—	700,402	—

Options Purchased	—	270	—

Total	$2,524,584	$700,672	$—

Liabilities

Futures Contracts(a)	$(1,925,819)	$—	$—

Interest Rate Swap Contracts(a)	—	(3,620,851)	—

Written option contracts	—	(54,090)	—

Total	$(1,925,819)	$(3,674,941)	$—

SHORT DURATION GOVERNMENT

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Mortgage-Backed Obligations	$—	$420,307,543	$—

U.S. Treasury Obligations and/or Other U.S. Government Agencies	412,785,322	34,288,282	—

Asset-Backed Securities	—	938,127	—

Investment Company	99,415,408	—	—

Total	$512,200,730	$455,533,952	$—

Liabilities

Fixed Income

Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(16,188,338)	$—

Total	$—	$(16,188,338)	$—

Derivative Type

Assets(a)

Futures Contracts	$5,313,546	$—	$—

Liabilities(a)

Futures Contracts	$(7,024,885)	$—	$—

Interest Rate Swap Contracts	—	(9,491)	—

Total	$(7,024,885)	$(9,491)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

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Notes to Financial Statements (continued)

March 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SHORT DURATION INCOME

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$594,433,942	$—

Mortgage-Backed Obligations	—	133,105,895	—

Asset-Backed Securities	—	47,963,809	—

Foreign Debt Obligations	—	10,365,669	—

Municipal Debt Obligations	—	10,070,008	—

U.S. Treasury Obligations	19,037,930	—	—

Investment Company	3,637,470	—	—

Short-term Investments	—	3,431,120	—

Total	$22,675,400	$799,370,443	$—

Liabilities

Fixed Income

Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(9,713,003)	$—

Total	$—	$(9,713,003)	$—

Derivative Type

Assets(a)

Forward Foreign Currency Exchange Contracts	$—	$9,176,216	$—

Futures Contracts	4,774,188	—	—

Interest Rate Swap Contracts	—	1,987,173	—

Total	$4,774,188	$11,163,389	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(9,494,653)	$—

Futures Contracts(a)	(1,163,615)	—	—

Interest Rate Swap Contracts(a)	—	(1,198,537)	—

Credit Default Swap Contracts(a)	—	(1,367,394)	—

Written option contracts	—	(483,500)	—

Total	$(1,163,615)	$(12,544,084)	$—

SHORT-TERM CONSERVATIVE INCOME

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$2,279,179,158	$—

Investment Companies	261,027,630	—	—

Short-term Investments	—	1,205,422,336	—

Total	$261,027,630	$3,484,601,494	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

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4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of March 31, 2020. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

ENHANCED INCOME
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts	$1,304,744	(a)	Variation margin on futures contracts	$(3,921,270)	(a)

GOVERNMENT INCOME
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts	$933,737	(a)	Variation margin on futures contracts; Variation margin on swap contracts; Written options, at value	$(1,888,727)	(a)

HIGH QUALITY FLOATING RATE
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts	$139,760	(a)	Variation margin on swap contracts; Variation margin on futures contracts	$(465,912)	(a)

INFLATION PROTECTED SECURITIES
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on swap contracts; Variation margin on futures contracts;	$3,224,986	(a)	Variation margin on swap contracts; Variation margin on futures contracts; Written options, at value	$(5,600,490)	(a)

SHORT DURATION GOVERNMENT
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts	$5,313,546	(a)	Variation margin on swap contracts; Variation margin on futures contracts	$(7,034,376)	(a)

SHORT DURATION INCOME
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts; Variation margin on swap contracts	$6,761,361	(a)	Variation margin on futures contracts; Variation margin on swap contracts; Written options, at value	$(2,845,652)	(a)
Credit	—	—		Variation margin on swap contracts	(1,367,394)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts.	9,176,216		Payable for unrealized loss on forward foreign currency exchange contracts.	(9,494,653)
Total		$15,937,577			$(13,707,699)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

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Notes to Financial Statements (continued)

March 31, 2020

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2020. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

ENHANCED INCOME
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts /Net change in unrealized gain (loss) on futures contracts	$(2,366,820)	$(2,302,796)	1,136

GOVERNMENT INCOME
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from purchased options, written options, futures contracts and swap contracts /Net change in unrealized gain (loss) on purchased options, written options, futures contracts and swap contracts	$(375,909)	$(817,242)	706

HIGH QUALITY FLOATING RATE
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts /Net change in unrealized gain (loss) futures contracts and swap contracts	$(346,187)	$(542,504)	243

INFLATION PROTECTED SECURITIES
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts, swap contracts written options, and purchased options/Net change in unrealized gain (loss) on futures contracts, swap contracts, purchased options and written options	$182,929	$(1,883,932)	1,209

SHORT DURATION GOVERNMENT
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$(12,443,716)	$(872,918)	4,656

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended March 31, 2020.

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4. INVESTMENTS IN DERIVATIVES (continued)

SHORT DURATION INCOME
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts, swap contracts, purchased options and written options /Net change in unrealized gain (loss) on futures contracts, swap contracts, purchased options and written options	$14,224,570	$2,449,937	2,668
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(3,863,256)	(1,534,128)	7
Currency	Net realized gain (loss) from forward foreign currency exchange contracts /Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(2,333,971)	(437,780)	504
Total		$8,027,343	$478,029	3,179

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended March 31, 2020.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

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Notes to Financial Statements (continued)

March 31, 2020

4. INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth the Fund’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of March 31, 2020:

SHORT DURATION INCOME
	Derivative Assets(1)		Derivative Liabilities(1)			Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Forward Currency Contracts	Total	Forward Currency Contracts	Options Written	Total
Barclays Bank PLC	$—	$—	$—	$(117,914)	$(117,914)	$(117,914)	$—	$(117,914)
BofA Securities LLC	—	—	—	(202,325)	(202,325)	(202,325)	202,325	—
JP Morgan Securities Inc.	—	—	—	(111,955)	(111,955)	(111,955)	—	(111,955)
MS & Co. Int. PLC	9,176,216	9,176,216	(9,494,653)	(51,306)	(9,545,959)	(369,743)	369,743	—

Total	$9,176,216	$9,176,216	$(9,494,653)	$(483,500)	$(9,978,153)	$(801,937)	$572,068	$(229,869)
(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended March 31, 2020, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate#
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Enhanced Income	0.25%	0.23%	0.22%	0.22%	0.22%	0.25%	0.24%
Government Income	0.53	0.48	0.45	0.44	0.44	0.53	0.52
High Quality Floating Rate	0.31	0.28	0.27	0.26	0.25	0.31	0.31
Inflation Protected Securities	0.26	0.23	0.22	0.22	0.21	0.26	0.26
Short Duration Government	0.44	0.40	0.38	0.37	0.36	0.44	0.44
Short Duration Income	0.40	0.36	0.34	0.33	0.32	0.40	0.40
Short-Term Conservative Income	0.25	0.25	0.25	0.25	0.25	0.25	0.18	*

#	The Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
*	Effective April 21, 2019, the Investment Adviser agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.20% as an annual percentage rate of the Fund’s average daily net assets. This arrangement will remain in effect through at least July 29, 2020. In addition, from the beginning of the reporting period through April 20, 2019, the Investment Adviser had waived a greater portion of its management fee in order to achieve an effective net management fee rate of 0.19% as an annual percentage of the Fund’s average daily net assets.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”) and Goldman Sachs Financial Square Money Market Fund, which are affiliated Underlying Funds. GSAM has

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Funds in which the Funds invest. For the fiscal year ended March 31, 2020, the management fee waived by GSAM for each Fund was as follows:

Fund	Management Fee Waived
Enhanced Income	$26,884
Government Income	38,677
High Quality Floating Rate	—
Inflation Protected Securities	9,019
Short Duration Government	13,789
Short Duration Income	16,840
Short-Term Conservative Income	805,456

B.  Distribution and/or Service (12b-1) Plans —The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
Fund	Class A*	Class C	Class R*	Service
Enhanced Income	0.15%	—%	—%	—%
Government Income	0.25	0.75	0.50	0.25
High Quality Floating Rate	0.15	—	—	0.25
Inflation Protected Securities	0.25	0.75	0.50	—
Short Duration Government	0.25	0.75	—	0.25
Short Duration Income	0.25	0.75	0.50	—
Short-Term Conservative Income	0.15	—	—	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

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Notes to Financial Statements (continued)

March 31, 2020

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Goldman Sachs has agreed to waive a portion of the distribution (12b-1) and service fees applicable to the Short Duration Government Fund’s and Short Duration Income Fund’s Class C Shares in an amount equal to 0.35% of the average daily net assets attributable to Class C Shares of the respective Funds. These arrangements will remain in place through at least July 29, 2020, and from year to year thereafter, provided that such continuance is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in these arrangements.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the the fiscal year ended March 31, 2020, Goldman Sachs retained the following amounts:

Front End Sales Charge
Fund	Class A
Enhanced Income	$—
Government Income	2,908
High Quality Floating Rate	—
Inflation Protected Securities	473
Short Duration Government	2,312
Short Duration Income	440

D.  Administration, Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Administration, Service and/or Shareholder Administration Plans to allow Administration, Preferred, Class C and Service Shares, as applicable, to compensate service organizations (including Goldman Sachs) for providing varying levels of account administration and/or personal and account maintenance services to their customers who are beneficial owners of such shares. The Administration, Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25%, 0.10%, 0.25% and 0.25% of the average daily net assets attributable to Administration, Preferred, Class C or Service Shares of the Funds, as applicable.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class P and Class R6 Shares; and 0.04% of the average daily net assets of Institutional, Service, Administration and Preferred Shares.

Effective July 30, 2019, Goldman Sachs has agreed to waive a portion of its transfer agency fee (a component of “Other Expenses”) equal to 0.03% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Investor, and Class R Shares of the Government Income Fund through at least July 29, 2020, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Enhanced Income, Government Income, High Quality

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Floating Rate, Inflation Protected Securities, Short Duration Government, Short Duration Income and Short-Term Conservative Income Funds are 0.064%, 0.004%, 0.014%, 0.044%, 0.004%, 0.014% and 0.004%, respectively. These Other Expense limitations will remain in place through at least July 29, 2020 and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended March 31, 2020, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Class C Distribution and Service Fees	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions
Enhanced Income	$26,884	$—	$117	$178,015	$205,016
Government Income	38,677	—	21,224	527,563	587,464
High Quality Floating Rate	—	—	74	436,882	436,956
Inflation Protected Securities	9,019	—	404	256,569	265,992
Short Duration Government	13,789	45,937	584	678,591	738,901
Short Duration Income	16,840	5,552	108	514,575	537,075
Short-Term Conservative Income	2,807,313	—	227	904,171	3,711,711

G.  Line of Credit Facility — As of March 31, 2020, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2020, the Funds did not have any borrowings under the facility. Prior to April 30, 2019 the facility was $770,000,000. The facility was increased to $700,000,000 effective April 28, 2020.

H.  Other Transactions with Affiliates — For the fiscal year ended March 31, 2020 , Goldman Sachs earned $17,747, $22,965, $6,516, $31,766, $112,001 and $85,860 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Enhanced Income, Government Income, High Quality Floating Rate, Inflation Protected Securities, Short Duration Government and Short Duration Income Funds, respectively.

As of March 31, 2020, the Goldman Sachs Collective Trust Tactical Exposure Fund was the beneficial owner of 6% of the Short-Term Conservative Income Fund.

As of March 31, 2020, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of outstanding Class R and Preferred Shares of the following Funds:

Fund	Class R	Preferred
Short Duration Income	8%	—%
Short-Term Conservative Income	—	100

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GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2020

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The table below shows the transactions in and earnings from investments in the Goldman Sachs Financial Square Government Fund — Institutional Shares and Goldman Sachs Financial Square Money Market Fund— Institutional Shares for the fiscal year ended March 31, 2020:

Fund	Underlying Funds	Beginning value as of March 31, 2019	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change In Unrealized Gain (Loss)	Ending value as of March 31, 2020	Shares as of March 31, 2020	Dividend Income
Enhanced Income	Goldman Sachs Financial Square Government Fund — Institutional Shares	$—	$192,425,367	$(192,425,367)	$—	$—	$—	—	$115,526
	Goldman Sachs Financial Square Money Market Fund — Institutional Shares	11,219,474	232,385	(9,993,000)	(10,061)	(2,695)	1,446,103	1,447,260	232,544
Government Income	Goldman Sachs Financial Square Government Fund — Institutional Shares	25,252,182	296,147,392	(262,052,386)	—	—	59,347,188	59,347,188	464,183
Inflation Protected Securities	Goldman Sachs Financial Square Government Fund — Institutional Shares	14,311,970	114,571,034	(125,374,273)	—	—	3,508,731	3,508,731	112,232
Short Duration Government	Goldman Sachs Financial Square Government Fund — Institutional Shares	2,624,284	448,735,408	(351,944,284)	—	—	99,415,408	99,415,408	110,942
Short Duration Income	Goldman Sachs Financial Square Government Fund — Institutional Shares	4,587,467	523,788,108	(524,738,105)	—	—	3,637,470	3,637,470	189,935
Short-Term Conservative Income	Goldman Sachs Financial Square Government Fund — Institutional Shares	73,103,526	5,136,136,307	(5,146,517,470)	—	—	62,722,363	62,722,363	2,865,982
	Goldman Sachs Financial Square Money Market Fund — Institutional Shares	289,763,812	104,150,085	(195,003,500)	(376,662)	(228,468)	198,305,267	198,464,039	7,148,912

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6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2020, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Enhanced Income	$75,007,549	$145,832,565	$86,589,131	$157,638,910
Government Income	3,063,360,881	3,020,922	3,072,690,675	18,995,463
High Quality Floating Rate	19,944,765	8,250,000	126,870,654	117,644,606
Inflation Protected Securities	231,690,800	—	308,398,771	40,416
Short Duration Government	4,291,808,394	—	4,371,018,500	19,416,765
Short Duration Income	1,221,696,963	384,410,474	1,152,356,257	284,782,450
Short-Term Conservative Income	—	2,440,159,039	—	1,656,536,052

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2020 was as follows:

	Enhanced Income	Government Income	High Quality Floating Rate	Inflation Protected Securities	Short Duration Government	Short Duration Income	Short-Term Conservative Income
Distribution paid from:
Ordinary income	$11,382,290	$6,395,907	$8,510,490	$10,178,789	$21,340,015	$19,222,650	$93,762,169
Net long-term capital gains	—	—	—	—	—	—	298,685
Total taxable distributions	$11,382,290	$6,395,907	$8,510,490	$10,178,789	$21,340,015	$19,222,650	$94,060,854
Tax return of capital	$—	$—	$—	$—	$—	$3,376,466	$—

The tax character of distributions paid during the fiscal year ended March 31, 2019 was as follows:

	Enhanced Income	Government Income	High Quality Floating Rate	Inflation Protected Securities	Short Duration Government	Short Duration Income	Short-Term Conservative Income
Distribution paid from:
Ordinary income	$12,621,980	$7,413,772	$17,747,858	$7,024,257	$23,277,614	$15,240,055	$58,749,403
Net long-term capital gains	—	—	—	—	—	—	65,635
Total taxable distributions	$12,621,980	$7,413,772	$17,747,858	$7,024,257	$23,277,614	$15,240,055	$58,815,038
Tax return of capital	$—	$—	$—	$—	$—	$1,566,900	$—

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Notes to Financial Statements (continued)

March 31, 2020

7. TAX INFORMATION (continued)

As of March 31, 2020, the components of accumulated earnings (losses) on a tax basis were as follows:

	Enhanced Income	Government Income	High Quality Floating Rate	Inflation Protected Securities	Short Duration Government	Short Duration Income	Short-Term Conservative Income
Undistributed ordinary income — net	$785,657	$551,854	$256,192	$383,325	$1,485,354	$—	$23,011
Capital loss carryforwards(1):
Perpetual Short-Term	(3,003,398)	—	(4,205,610)	—	(19,688,667)	(413,244)	—
Perpetual Long-Term	(3,410,043)	(2,097,306)	(2,183,215)	(7,787,826)	(20,842,631)	—	—
Total capital loss carryforwards	$(6,413,441)	$(2,097,306)	$(6,388,825)	$(7,787,826)	$(40,531,298)	$(413,244)	$—
Timing differences (Income Distributions Payable/Post October Loss Deferral and Straddle Loss Deferral)	$(2,473,833)	$(7,845,955)	$(2,044,957)	$(10,121,830)	$(17,098,083)	$(1,069,605)	$(5,662,396)
Unrealized gains (losses) — net	(6,329,100)	20,136,181	(7,768,330)	14,317,762	28,833,553	(18,931,293)	(66,779,114)
Total accumulated earnings (losses) net	$(14,430,717)	$10,744,774	$(15,945,920)	$(3,208,569)	$(27,310,474)	$(20,414,142)	$(72,418,499)

(1)	The Government Income, Inflation Protected Securities, Short Duration Government and Short Duration Income Funds utilized $9,976,622, $10,883,232, $921,866 and $13,875,103, respectively, of capital losses in the current fiscal year.

As of March 31, 2020, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Enhanced Income	Government Income	High Quality Floating Rate	Inflation Protected Securities	Short Duration Government	Short Duration Income	Short-Term Conservative Income
Tax Cost	$403,702,007	$381,623,724	$238,455,124	$325,685,503	$937,437,274	$843,734,471	$3,812,408,238
Gross unrealized gain	2,024,356	21,225,931	53,650	14,867,220	32,968,340	8,316,608	1,962,837
Gross unrealized loss	(8,353,456)	(1,089,750)	(7,821,980)	(549,458)	(4,134,787)	(27,247,901)	(68,741,951)
Net unrealized gains (losses)	$(6,329,100)	$20,136,181	$(7,768,330)	$14,317,762	$28,833,553	$(18,931,293)	$(66,779,114)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures and options contracts, net mark to market gains (losses) on foreign currency contracts, and differences in the tax treatment of market discount accretion, premium amortization and swap transactions.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

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8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates. In 2017, the United Kingdom’s Financial Conduct Authority (“FCA”) warned that LIBOR may cease to be available or appropriate for use by 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.

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Notes to Financial Statements (continued)

March 31, 2020

8. OTHER RISKS (continued)

In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

State/Territory Specific Risk — A Fund’s investments in municipal obligations of issuers located in a particular state or U.S. territory may be adversely affected by political, economic and regulatory developments within that state or U.S. territory. Such developments may affect the financial condition of a state’s or territory’s political subdivisions, agencies, instrumentalities and public authorities and heighten the risks associated with investing in bonds issued by such parties, which could, in turn, adversely affect a Fund’s income, NAV, liquidity, and/or ability to preserve or realize capital appreciation.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

The Funds have adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Funds have changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Funds applied the amendments on a modified

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10. OTHER MATTERS (continued)

retrospective basis beginning with the fiscal period ended March 31, 2020 . This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total distributable earnings (loss) or the net asset value of the Funds.

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” This ASU provides optional exceptions for applying GAAP to contract modifications, hedging relationships and other transactions affected reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. GSAM expects that the adoption of this guidance will not have a material impact on the Funds’ financial statements.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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Notes to Financial Statements (continued)

March 31, 2020

12. SUMMARY OF SHARE TRANSACTIONS

	Enhanced Income Fund
	For the Fiscal Year Ended March 31, 2020		For the Fiscal Year Ended March 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	124,602	$1,179,827	1,335,016	$12,584,834
Reinvestment of distributions	24,956	235,946	30,223	284,893
Shares redeemed	(1,068,108)	(10,105,480)	(437,840)	(4,125,070)
	(918,550)	(8,689,707)	927,399	8,744,657
Institutional Shares
Shares sold	6,191,519	58,509,132	26,413,318	248,481,865
Reinvestment of distributions	437,541	4,130,930	634,325	5,969,251
Shares redeemed	(13,792,687)	(130,078,877)	(48,349,084)	(454,895,626)
	(7,163,627)	(67,438,815)	(21,301,441)	(200,444,510)
Administration Shares
Shares sold	169,751	1,604,403	296,808	2,800,290
Reinvestment of distributions	7,452	70,530	4,900	46,241
Shares redeemed	(23,389)	(222,174)	(12,013)	(113,211)
	153,814	1,452,759	289,695	2,733,320
Investor Shares
Shares sold	878,110	8,284,721	590,536	5,551,363
Reinvestment of distributions	19,600	184,838	8,567	80,546
Shares redeemed	(796,861)	(7,514,242)	(498,365)	(4,684,736)
	100,849	955,317	100,738	947,173
Class P Shares(a)
Shares sold	6,090,718	57,553,022	32,300,342	303,934,724
Reinvestment of distributions	439,490	4,149,291	423,853	3,989,105
Shares redeemed	(10,061,170)	(95,137,185)	(12,603,754)	(118,627,783)
	(3,530,962)	(33,434,872)	20,120,441	189,296,046
Class R6 Shares
Shares sold	1,415,912	13,357,325	5,541,175	52,141,300
Reinvestment of distributions	124,180	1,172,168	40,076	377,248
Shares redeemed	(1,920,278)	(17,914,146)	(299,125)	(2,815,496)
	(380,186)	(3,384,653)	5,282,126	49,703,052

NET INCREASE (DECREASE)	(11,738,662)	(110,539,971)	5,418,958	50,979,738

(a)	Class P Shares commenced operations on April 20, 2018.

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Government Income Fund
	For the Fiscal Year Ended March 31, 2020		For the Fiscal Year Ended March 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares	—	—	—	—
Shares sold	1,073,050	$16,108,856	1,367,654	$19,562,173
Reinvestment of distributions	97,754	1,463,742	119,547	1,711,936
Shares redeemed	(2,738,715)	(40,966,833)	(2,615,245)	(37,414,666)
	(1,567,911)	(23,394,235)	(1,128,044)	(16,140,557)
Class C Shares
Shares sold	147,197	2,238,519	140,067	2,000,108
Reinvestment of distributions	2,386	35,795	3,185	45,614
Shares redeemed	(89,061)	(1,336,974)	(298,299)	(4,256,585)
	60,522	937,340	(155,047)	(2,210,863)
Institutional Shares
Shares sold	6,620,674	100,445,933	3,951,772	56,456,970
Reinvestment of distributions	174,533	2,613,161	197,303	2,820,773
Shares redeemed	(4,268,184)	(63,937,918)	(4,998,748)	(71,525,097)
	2,527,023	39,121,176	(849,673)	(12,247,354)
Service Shares
Shares sold	645,261	9,649,068	637,482	9,039,164
Reinvestment of distributions	42,545	635,995	43,855	626,532
Shares redeemed	(652,731)	(9,713,238)	(1,084,805)	(15,449,239)
	35,075	571,825	(403,468)	(5,783,543)
Investor Shares
Shares sold	494,515	7,451,097	62,870	901,167
Reinvestment of distributions	2,871	43,214	3,006	43,041
Shares redeemed	(58,640)	(882,970)	(163,695)	(2,343,113)
	438,746	6,611,341	(97,819)	(1,398,905)
Class P Shares(a)
Shares sold	459,416	6,896,000	907,885	13,007,650
Reinvestment of distributions	17,733	265,652	13,165	188,120
Shares redeemed	(267,178)	(4,006,978)	(215,329)	(3,073,908)
	209,971	3,154,674	705,721	10,121,862
Class R Shares
Shares sold	543,890	8,196,293	327,388	4,680,450
Reinvestment of distributions	21,918	328,019	24,522	350,688
Shares redeemed	(747,959)	(11,289,399)	(489,367)	(6,999,327)
	(182,151)	(2,765,087)	(137,457)	(1,968,189)
Class R6 Shares
Shares sold	441,072	6,601,187	1,091,931	15,575,323
Reinvestment of distributions	12,166	182,050	10,036	143,508
Shares redeemed	(388,488)	(5,828,140)	(1,898,779)	(27,534,127)
	64,750	955,097	(796,812)	(11,815,296)

NET INCREASE (DECREASE)	1,586,025	25,192,131	(2,862,599)	(41,442,845)

(a)	Class P Shares commenced operations on April 20, 2018.

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Notes to Financial Statements (continued)

March 31, 2020

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	High Quality Floating Rate Fund
	For the Fiscal Year Ended March 31, 2020		For the Fiscal Year Ended March 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	824,038	$7,167,802	166,630	$1,452,742
Reinvestment of distributions	22,253	193,125	21,258	185,399
Shares redeemed	(459,834)	(3,994,571)	(345,610)	(3,013,872)
	386,457	3,366,356	(157,722)	(1,375,731)
Institutional Shares
Shares sold	5,255,330	45,437,667	13,914,457	121,412,800
Reinvestment of distributions	102,648	891,338	628,903	5,487,541
Shares redeemed	(4,296,084)	(37,240,868)	(90,069,896)	(785,516,344)
	1,061,894	9,088,137	(75,526,536)	(658,616,003)
Service Shares
Shares sold	8,377	73,209	7	62
Reinvestment of distributions	146	1,277	88	768
Shares redeemed	(13,335)	(115,966)	(2,381)	(20,881)
	(4,812)	(41,480)	(2,286)	(20,051)
Investor Shares
Shares sold	915,021	7,912,167	1,665,450	14,481,630
Reinvestment of distributions	25,379	219,899	11,985	104,159
Shares redeemed	(1,421,190)	(12,237,900)	(734,058)	(6,384,581)
	(480,790)	(4,105,834)	943,377	8,201,208
Class P Shares(a)
Shares sold	8,415,654	73,233,038	94,629,113	826,058,191
Reinvestment of distributions	726,432	6,313,928	1,310,476	11,429,239
Shares redeemed	(35,157,694)	(304,892,048)	(52,760,684)	(459,791,446)
	(26,015,608)	(225,345,082)	43,178,905	377,695,984
Class R6 Shares
Shares sold	25,082	217,975	836,924	7,289,345
Reinvestment of distributions	9,082	78,951	4,512	39,278
Shares redeemed	(596,928)	(5,189,884)	(88,110)	(767,177)
	(562,764)	(4,892,958)	753,326	6,561,446

NET DECREASE	(25,615,623)	(221,930,861)	(30,810,936)	(267,553,147)

(a)	Class P Shares commenced operations on April 20, 2018.

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Inflation Protected Securities Fund
	For the Fiscal Year Ended March 31, 2020		For the Fiscal Year Ended March 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,978,603	$21,068,912	2,170,397	$22,099,500
Reinvestment of distributions	54,908	578,540	44,088	450,954
Shares redeemed	(2,358,860)	(24,986,706)	(4,289,175)	(43,644,395)
	(325,349)	(3,339,254)	(2,074,690)	(21,093,941)
Class C Shares
Shares sold	14,752	155,892	175,142	1,771,520
Reinvestment of distributions	5,191	53,519	5,244	52,994
Shares redeemed	(222,585)	(2,313,340)	(446,161)	(4,508,762)
	(202,642)	(2,103,929)	(265,775)	(2,684,248)
Institutional Shares
Shares sold	6,167,610	66,377,056	8,729,877	90,003,750
Reinvestment of distributions	244,560	2,612,342	294,545	3,054,357
Shares redeemed	(7,541,740)	(80,898,734)	(17,176,817)	(177,902,199)
	(1,129,570)	(11,909,336)	(8,152,395)	(84,844,092)
Investor Shares
Shares sold	1,568,160	16,748,401	1,544,399	15,814,489
Reinvestment of distributions	49,962	530,726	23,730	244,140
Shares redeemed	(661,171)	(7,054,115)	(1,287,122)	(13,172,083)
	956,951	10,225,012	281,007	2,886,546
Class P Shares(a)
Shares sold	2,778,507	29,565,299	11,587,845	120,559,372
Reinvestment of distributions	232,024	2,470,173	81,574	838,148
Shares redeemed	(10,436,936)	(111,822,851)	(1,389,861)	(14,201,272)
	(7,426,405)	(79,787,379)	10,279,558	107,196,248
Class R Shares
Shares sold	904,066	9,542,983	556,571	5,651,244
Reinvestment of distributions	26,030	273,126	15,269	155,822
Shares redeemed	(719,395)	(7,596,471)	(894,389)	(9,117,761)
	210,701	2,219,638	(322,549)	(3,310,695)
Class R6 Shares
Shares sold	2,717,859	29,280,619	3,617,477	37,170,869
Reinvestment of distributions	102,551	1,094,951	19,507	201,433
Shares redeemed	(1,888,627)	(20,269,058)	(552,150)	(5,697,725)
	931,783	10,106,512	3,084,834	31,674,577

NET INCREASE (DECREASE)	(6,984,531)	(74,588,736)	2,829,990	29,824,395

(a)	Class P Shares commenced operations on April 20, 2018.

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Notes to Financial Statements (continued)

March 31, 2020

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Short Duration Government Fund
	For the Fiscal Year Ended March 31, 2020		For the Fiscal Year Ended March 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,373,313	$52,966,227	3,769,772	$36,672,692
Reinvestment of distributions	139,997	1,377,240	164,681	1,603,662
Shares redeemed	(4,840,771)	(47,660,557)	(4,338,360)	(42,218,751)
	672,539	6,682,910	(403,907)	(3,942,397)
Class C Shares
Shares sold	536,956	5,264,744	885,128	8,546,369
Reinvestment of distributions	19,772	193,191	26,278	254,259
Shares redeemed	(844,515)	(8,245,974)	(1,350,202)	(13,048,191)
	(287,787)	(2,788,039)	(438,796)	(4,247,563)
Institutional Shares
Shares sold	18,750,118	184,220,061	15,661,500	151,963,749
Reinvestment of distributions	695,220	6,817,813	1,094,499	10,632,655
Shares redeemed	(23,367,880)	(229,164,383)	(63,566,040)	(617,999,100)
	(3,922,542)	(38,126,509)	(46,810,041)	(455,402,696)
Service Shares
Shares sold	569,697	5,569,643	377,831	3,662,815
Reinvestment of distributions	19,873	194,581	25,836	250,489
Shares redeemed	(555,079)	(5,430,434)	(587,385)	(5,687,548)
	34,491	333,790	(183,718)	(1,774,244)
Investor Shares
Shares sold	3,741,545	36,938,076	2,622,995	25,555,348
Reinvestment of distributions	69,398	683,308	67,346	656,227
Shares redeemed	(2,943,420)	(29,051,462)	(2,195,018)	(21,355,141)
	867,523	8,569,922	495,323	4,856,434
Class P Shares(a)
Shares sold	6,625,222	64,899,293	56,751,109	551,146,589
Reinvestment of distributions	1,002,183	9,818,952	762,963	7,395,496
Shares redeemed	(22,404,290)	(219,464,876)	(8,723,072)	(84,476,988)
	(14,776,885)	(144,746,631)	48,791,000	474,065,097
Class R6 Shares
Shares sold	841,480	8,298,018	389,417	3,776,127
Reinvestment of distributions	13,261	130,094	7,174	69,642
Shares redeemed	(207,302)	(2,038,804)	(47,116)	(457,255)
	647,439	6,389,308	349,475	3,388,514

NET INCREASE (DECREASE)	(16,765,222)	$(163,685,249)	1,799,336	$16,943,145

(a)	Class P Shares commenced operations on April 20, 2018.

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GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Short Duration Income Fund
	For the Fiscal Year Ended March 31, 2020		For the Fiscal Year Ended March 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,006,723	$10,044,486	1,532,063	$14,840,967
Reinvestment of distributions	24,100	239,799	30,202	292,137
Shares redeemed	(703,715)	(6,917,607)	(1,020,608)	(9,895,063)
	327,108	3,366,678	541,657	5,238,041
Class C Shares
Shares sold	70,197	698,273	137,554	1,322,775
Reinvestment of distributions	3,420	34,044	2,756	26,699
Shares redeemed	(113,366)	(1,117,650)	(78,404)	(756,576)
	(39,749)	(385,333)	61,906	592,898
Institutional Shares
Shares sold	7,550,417	74,999,885	3,618,162	35,132,735
Reinvestment of distributions	155,185	1,547,838	541,100	5,251,019
Shares redeemed	(7,440,031)	(74,100,461)	(58,296,907)	(565,199,019)
	265,571	2,447,262	(54,137,645)	(524,815,265)
Investor Shares
Shares sold	4,618,746	45,998,772	280,025	2,698,717
Reinvestment of distributions	50,286	501,842	5,199	50,379
Shares redeemed	(4,383,127)	(43,501,301)	(338,319)	(3,270,593)
	285,905	2,999,313	(53,095)	(521,497)
Class P Shares(a)
Shares sold	36,970,814	368,351,465	84,000,191	814,284,800
Reinvestment of distributions	1,993,763	19,875,283	1,135,344	10,998,440
Shares redeemed	(27,031,299)	(268,622,567)	(20,434,225)	(197,177,154)
	11,933,278	119,604,181	64,701,310	628,106,086
Class R Shares
Shares sold	2,408	24,040	5,118	49,625
Reinvestment of distributions	300	2,991	250	2,424
Shares redeemed	(850)	(8,515)	(2,675)	(25,724)
	1,858	18,516	2,693	26,325
Class R6 Shares
Shares sold	32,799	327,375	131,574	1,279,732
Reinvestment of distributions	3,679	36,655	433	4,225
Shares redeemed	(52,075)	(518,233)	(5,510)	(53,343)
	(15,597)	(154,203)	126,497	1,230,614

NET INCREASE	12,758,374	127,896,414	11,243,323	109,857,202

(a)	Class P Shares commenced operations on April 20, 2018.

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Notes to Financial Statements (continued)

March 31, 2020

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Short-Term Conservative Income Fund
	For the Fiscal Year Ended March 31, 2020		For the Fiscal Year Ended March 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	7,715,050	$77,516,019	5,039,053	$50,536,178
Reinvestment of distributions	108,966	1,093,936	13,219	132,558
Shares redeemed	(8,532,146)	(85,532,994)	(52,871)	(529,944)
	(708,130)	(6,923,039)	4,999,401	50,138,792
Institutional Shares
Shares sold	200,312,422	2,013,343,633	93,399,284	936,085,447
Reinvestment of distributions	3,026,963	30,390,073	1,995,028	20,000,647
Shares redeemed	(138,597,775)	(1,387,990,290)	(153,603,088)	(1,539,286,331)
	64,741,610	655,743,416	(58,208,776)	(583,200,237)
Administration Shares
Shares sold	102,576	1,030,756	99,816	999,740
Reinvestment of distributions	1,617	16,229	2,163	21,683
Shares redeemed	(91,804)	(921,717)	(111,632)	(1,117,432)
	12,389	125,268	(9,653)	(96,009)
Preferred Shares
Reinvestment of distributions	61	614	62	616
	61	614	62	616
Investor Shares(a)
Shares sold	20,979,266	210,745,806	2,012,038	20,152,372
Reinvestment of distributions	163,480	1,640,862	4,178	41,906
Shares redeemed	(12,588,448)	(125,824,881)	(1,393,210)	(13,951,856)
	8,554,298	86,561,787	623,006	6,242,422
Class P Shares(b)
Shares sold	223,664,416	2,246,900,593	325,057,068	3,256,705,804
Reinvestment of distributions	4,566,634	45,809,114	3,102,035	31,077,750
Shares redeemed	(236,490,139)	(2,366,444,340)	(123,860,431)	(1,240,458,012)
	(8,259,089)	(73,734,633)	204,298,672	2,047,325,542
Class R6 Shares
Shares sold	95,862,431	964,281,503	54,481,944	546,277,798
Reinvestment of distributions	1,152,079	11,579,195	536,071	5,375,143
Shares redeemed	(110,653,008)	(1,112,841,737)	(13,179,100)	(132,210,572)
	(13,638,498)	(136,981,039)	41,838,915	419,442,369

NET INCREASE	50,702,641	524,792,374	193,541,627	1,939,853,495

(a)	Investor Shares commenced operations on August 14, 2018.
(b)	Class P Shares commenced operations on April 20, 2018.

168

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Enhanced Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs High Quality Floating Rate Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Income Fund, and Goldman Sachs Short-Term Conservative Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Enhanced Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs High Quality Floating Rate Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Income Fund, and Goldman Sachs Short-Term Conservative Income Fund (seven of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2020, the related statements of operations for the year ended March 31, 2020, the statements of changes in net assets for each of the two years in the period ended March 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 26, 2020

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Trust (“GST”) was held on January 23, 2020 to consider and act upon the proposals below. The Funds will amortize their respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Funds to the extent such expenses exceed a specified percentage of a Fund’s net assets.

At the Meeting, Dwight L. Bush, Kathryn A. Cassidy, Joaquin Delgado and Gregory G. Weaver were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Proposal 1. Election of Trustees	For	Against	Withheld	Broker Non-Votes

Dwight L. Bush	94,278,961,728.065	0	349,026,343.365	0

Kathryn A. Cassidy	94,310,850,789.164	0	317,137,282.266	0

Joaquin Delgado	94,282,646,444.727	0	345,341,626.703	0

Gregory G. Weaver	94,306,589,873.348	0	321,398,198.082	0

170

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Liquidity Risk Management Program (Unaudited)

Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, each Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 11-12, 2020, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; and (2) an assessment of the methodologies used to classify investments into one of four liquidity categories. The report concluded that the Program was reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

171

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2020 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Administration, Preferred, Service, Investor, Class P, Class R or Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares for certain Funds), contingent deferred sales charges on redemptions (generally with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, and Class R and Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Administration, Preferred, Service, Investor, Class P, Class R or Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2019 through March 31, 2020, which represents a period of 183 days of a 366-day year. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Enhanced Income Fund				Government Income Fund				High Quality Floating Rate Fund				Inflation Protected Securities Fund
Share Class	Beginning Account Value 10/1/19	Ending Account Value 3/31/20		Expenses Paid for the 6 months ended 3/31/20*	Beginning Account Value 10/1/19	Ending Account Value 3/31/20		Expenses Paid for the 6 months ended 3/31/20*	Beginning Account Value 10/1/19	Ending Account Value 3/31/20		Expenses Paid for the 6 months ended 3/31/20*	Beginning Account Value 10/1/19	Ending Account Value 3/31/20		Expenses Paid for the 6 months ended 3/31/20*

Class A
Actual	$1,000.00	$983.00		$2.92	$1,000.00	$1,044.30		$4.50	$1,000.00	$975.20		$2.96	$1,000.00	$1,019.60		$3.48
Hypothetical 5% return	1,000.00	1,022.05	+	2.98	1,000.00	1,020.60	+	4.45	1,000.00	1,022.00	+	3.03	1,000.00	1,021.55	+	3.49
Class C
Actual	—	—		—	1,000.00	1,041.10		8.32	—	—		—	1,000.00	1,015.60		7.26
Hypothetical 5% return	—	—		—	1,000.00	1,016.85	+	8.22	—	—		—	1,000.00	1,017.80	+	7.26
Institutional
Actual	1,000.00	983.10		1.74	1,000.00	1,046.60		2.92	1,000.00	976.30		1.78	1,000.00	1,021.10		1.77
Hypothetical 5% return	1,000.00	1,023.25	+	1.77	1,000.00	1,022.15	+	2.88	1,000.00	1,023.20	+	1.82	1,000.00	1,023.25	+	1.77
Administration
Actual	1,000.00	981.90		2.97	—	—		—	—	—		—	—	—		—
Hypothetical 5% return	1,000.00	1,022.00	+	3.03	—	—		—	—	—		—	—	—		—
Service
Actual	—	—		—	1,000.00	1,043.40		5.47	1,000.00	974.10		4.24	—	—		—
Hypothetical 5% return	—	—		—	1,000.00	1,019.65	+	5.40	1,000.00	1,020.70	+	4.34	—	—		—
Investor
Actual	1,000.00	982.60		2.18	1,000.00	1,046.20		3.12	1,000.00	974.70		2.22	1,000.00	1,020.80		2.22
Hypothetical 5% return	1,000.00	1,022.80	+	2.23	1,000.00	1,021.95	+	3.08	1,000.00	1,022.75	+	2.28	1,000.00	1,022.80	+	2.23
Class P
Actual	1,000.00	983.10		1.69	1,000.00	1,046.00		2.81	1,000.00	976.40		1.73	1,000.00	1,022.00		1.72
Hypothethical 5% return	1,000.00	1,023.30	+	1.72	1,000.00	1,022.25	+	2.78	1,000.00	1,023.25	+	1.77	1,000.00	1,023.30	+	1.72
Class R
Actual	—	—		—	1,000.00	1,043.70		5.77	—	—		—	1,000.00	1,018.70		4.74
Hypothetical 5% return	—	—		—	1,000.00	1,019.35	+	5.70	—	—		—	1,000.00	1,020.30	+	4.75
Class R6
Actual	1,000.00	983.10		1.69	1,000.00	1,046.70		2.87	1,000.00	976.40		1.73	1,000.00	1,021.10		1.72
Hypothetical 5% return	1,000.00	1,023.30	+	1.72	1,000.00	1,022.20	+	2.83	1,000.00	1,023.20	+	1.77	1,000.00	1,023.30	+	1.72

+	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:
*	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

Fund	Class A	Class C	Institutional	Administration	Service	Investor	Class P	Class R	Class R6
Enhanced Income	0.59%	—%	0.35%	0.60%	—%	0.44%	0.34%	—%	0.34%
Government Income	0.88	1.63	0.57	—	1.07	0.61	0.55	1.13	0.56
High Quality Floating Rate	0.60	—	0.36	—	0.86	0.45	0.35	—	0.35
Inflation Protected Securities	0.69	1.44	0.35	—	—	0.44	0.34	0.94	0.34

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GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2020 (Unaudited) (continued)

	Short Duration Government Fund				Short Duration Income Fund				Short-Term Conservative Income Fund
Share Class	Beginning Account Value 10/1/19	Ending Account Value 3/31/20		Expenses Paid for the 6 months ended 3/31/20*	Beginning Account Value 10/1/19	Ending Account Value 3/31/20		Expenses Paid for the 6 months ended 3/31/20*	Beginning Account Value 10/1/19	Ending Account Value 3/31/20		Expenses Paid for the 6 months ended 3/31/20*

Class A
Actual	$1,000.00	$1,024.80		$4.15	$1,000.00	$984.00		$3.92	$1,000.00	$992.60		$2.34
Hypothetical 5% return	1,000.00	1,020.90	+	4.14	1,000.00	1,021.05	+	3.99	1,000.00	1,022.65	+	2.38
Class C
Actual	1,000.00	1,021.80		6.17	1,000.00	981.10		5.89	—	—		—
Hypothetical 5% return	1,000.00	1,018.90	+	6.16	1,000.00	1,019.05	+	6.01	—	—		—
Institutional
Actual	1,000.00	1,025.50		2.43	1,000.00	984.80		2.23	1,000.00	993.80		1.15
Hypothetical 5% return	1,000.00	1,022.60	+	2.43	1,000.00	1,022.75	+	2.28	1,000.00	1,023.85	+	1.16
Administration
Actual	—	—		—	—	—		—	1,000.00	992.60		2.39
Hypothethical 5% return	—	—		—	—	—		—	1,000.00	1,022.60	+	2.43
Preferred
Actual	—	—		—	—	—		—	1,000.00	993.40		1.54
Hypothetical 5% return	—	—		—	—	—		—	1,000.00	1,023.45	+	1.57
Service
Actual	1,000.00	1,023.00		4.96	—	—		—	—	—		—
Hypothetical 5% return	1,000.00	1,020.10	+	4.95	—	—		—	—	—		—
Investor
Actual	1,000.00	1,025.00		2.89	1,000.00	984.30		2.73	1,000.00	993.30		1.35
Hypothetical 5% return	1,000.00	1,022.15	+	2.88	1,000.00	1,022.25	+	2.78	1,000.00	1,023.65	+	1.37
Class P
Actual	1,000.00	1,026.60		2.38	1,000.00	984.80		2.18	1,000.00	993.80		1.10
Hypothethical 5% return	1,000.00	1,022.65	+	2.38	1,000.00	1,022.80	+	2.23	1,000.00	1,023.90	+	1.11
Class R
Actual	—	—		—	1,000.00	981.80		5.15	—	—		—
Hypothetical 5% return	—	—		—	1,000.00	1,019.80	+	5.25	—	—		—
Class R6
Actual	1,000.00	1,025.60		2.38	1,000.00	984.80		2.18	1,000.00	993.90		1.10
Hypothetical 5% return	1,000.00	1,022.65	+	2.38	1,000.00	1,022.80	+	2.23	1,000.00	1,023.90	+	1.11

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

*	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

Fund	Class A	Class C	Institutional	Administartion	Preferred	Service	Investor	Class P	Class R	Class R6
Short Duration Government	0.82%	1.22%	0.48%	—%	—%	0.98%	0.57%	0.47%	—%	0.47%
Short Duration Income	0.79	1.19	0.45	—	—	—	0.55	0.44	1.04	0.44
Short-Term Conservative Income	0.47	—	0.23	0.48	0.31	—	0.27	0.22	—	0.22

173

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 71	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Dwight L. Bush Age: 63	Trustee	Since 2020	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002–2014 and 2017-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Kathryn A. Cassidy Age: 66	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Diana M. Daniels Age: 70	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006- 2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Joaquin Delgado Age: 60	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr.Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	Stepan Company (a specialty chemical manufacturer)

174

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Roy W. Templin Age: 59	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 68	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Verizon Communications Inc.

James A. McNamara Age: 57	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				168	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of March 31, 2020.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of March 31, 2020, Goldman Sachs Trust consisted of 90 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 42 portfolios (21 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

175

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 57	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 42	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 51	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of March 31, 2020.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Short Duration and Government Fixed Income Funds Tax Information (Unaudited)

Pursuant to Section 871(k) of the Internal Revenue Code, the Inflation Protected Securities Fund designates $10,178,789 as interest-related dividends paid during the year ended March 31, 2020.

Pursuant to Section 871(k) of the Internal Revenue Code, the Short-Term Conservative Income Fund designates $1,453,209 as short-term capital gain dividends paid during the fiscal year ended March 31, 2020.

Pursuant to Section 852 of the Internal Revenue Code, the Short-Term Conservative Income Fund designates $298,685 or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended March 31, 2020.

176

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.66 trillion in assets under supervision as of March 31, 2020, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund[4]
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund[5]
∎	Emerging Markets Equity Fund
∎	Imprint Emerging Markets Opportunities Fund[6]
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date Retirement Portfolio[6]
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on April 30, 2020, the Goldman Sachs Global Income Fund was renamed the Goldman Sachs Global Core Fixed Income Fund.
[5]	Effective after the close of business of November 20, 2019, the Goldman Sachs Asia Equity Fund was renamed the Goldman Sachs China Equity Fund.
[6]	Effective after the close of business on August 30, 2019, the Goldman Sachs N-11 Equity Fund was renamed the Goldman Sachs Imprint Emerging Markets Opportunities Fund.
[7]	Effective December 27, 2019, the Goldman Sachs Target Date 2020 Portfolio was renamed the Goldman Sachs Target Date Retirement Portfolio.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file their portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this report and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of March 31, 2020 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

© 2020 Goldman Sachs. All rights reserved. 203824-OTU-1199158/SDFIAR-20

Goldman Sachs Funds

Annual Report	March 31, 2020

Single Sector Fixed Income Funds
Emerging Markets Debt
High Yield
High Yield Floating Rate
Investment Grade Credit
Local Emerging Markets Debt
U.S. Mortgages

It is our intention that beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from a Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800- 621-2550 for Class P, Class R6, Institutional, Separate Account Institutional and Service shareholders or 800-526-7384 for all other shareholders. If you hold shares of a Fund through a financial intermediary, lease contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Funds’ transfer agent if you invest directly with the transfer agent.

Goldman Sachs Single Sector Fixed Income Funds

∎	EMERGING MARKETS DEBT

∎	HIGH YIELD

∎	HIGH YIELD FLOATING RATE

∎	INVESTMENT GRADE CREDIT

∎	LOCAL EMERGING MARKETS DEBT

∎	U.S. MORTGAGES

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Single Sector Fixed Income Funds

Market Review

During the 12 months ended March 31, 2020 (the “Reporting Period”), the performance of the fixed income markets was most influenced by economic growth expectations, central bank monetary policy and geopolitical events, including the emergence of a novel coronavirus (“COVID-19”).

In the second quarter of 2019, when the Reporting Period began, most spread, or non-government bond, sectors recorded gains. The quarter started on a positive note in April 2019, as developed markets’ central banks maintained the dovish stance they had shifted to in the prior quarter and kept monetary policy unchanged. (Dovish tends to suggest lower interest rates; opposite of hawkish.) In the U.S., the Federal Reserve (“Fed”) noted inflation softness might be due to “transitory factors.” The Bank of Japan clarified its forward guidance to signal unchanged monetary policy through the spring of 2020, while the Bank of England maintained its guidance around interest rate hikes occurring at a gradual pace and to a limited extent. Meanwhile, statements by Sweden’s Riksbank and the Bank of Canada were also somewhat dovish, as they generally focused on risks arising from slower global economic growth. Then, in May 2019, spread sectors were challenged by the escalation of U.S.-China trade tensions. That same month, market speculation about possible 2019 Fed interest rate cuts increased due to an accumulation of factors, including soft inflation, weakness in U.S. economic data, continued global economic growth headwinds from unresolved U.S.-China trade negotiations and weakness in the manufacturing sector. During June 2019, spread sector performance improved on raised prospects of ongoing monetary policy accommodation by global central banks, particularly by the Fed. At its June meeting, the U.S. central bank left interest rates unchanged, but eight of the 12 members on the Federal Open Market Committee projected rate cuts during the 2019 calendar year. In Europe, a dovish speech by outgoing European Central Bank (“ECB”) President Mario Draghi signaled forthcoming easing.

In the third quarter of 2019, spread sectors generally produced positive returns. Investment grade corporate bonds ended the quarter relatively unchanged, but high yield corporate bonds, agency mortgage-backed securities, external emerging markets debt and local emerging markets debt all notched gains. The outlook for global economic growth appeared to hinge on the outcome of U.S.-China trade negotiations and whether the services sector and household consumption would remain resilient in the face of a continued slowdown in global trade, investment and manufacturing activity. Regarding monetary policy, global central bank easing gained momentum during the third calendar quarter. In July 2019, the Fed delivered its first short-term interest rate cut since 2008, though Fed Chair Jerome Powell described it as a “mid-cycle adjustment.” Policymakers implemented another rate cut in September and announced they would stop trimming the Fed’s balance sheet. Elsewhere, the ECB delivered a package that included a rate cut, resumption of asset purchases, strengthened forward guidance and a tiering mechanism for bank deposits subject to negative interest rates. Emerging markets monetary policy was also broadly dovish, most notably in Turkey where the central bank lowered interest rates in July 2019 and again in September.

During the fourth quarter of 2019, spread sectors posted gains. Accommodative central bank policy, improved investor sentiment toward risk assets, a general election victory for the Conservative Party in the U.K., and the announcement of an agreement in principle for a “Phase One” trade deal between the U.S. and China bolstered spread sector performance. High yield corporate bonds performed particularly well, logging one of their best quarters since 2016. Near the end of October, the Fed cut short-term interest rates for a third time in 2019 and replaced a comment in its statement to “act as appropriate” with a more neutral comment that indicated its policy path would be dependent on the evolution of data and trade developments. In Europe, the first public address by new ECB President Christine Lagarde pointed to policy continuity, as it called for “a new European policy mix” that includes fiscal policy, which she believes could enable monetary policy to achieve its goal “faster and with fewer side effects.”

In the first quarter of 2020, spread sectors, with the exception of mortgage-backed securities, recorded negative returns. January 2020 began with improving macroeconomic data but also with heightened geopolitical uncertainty due to U.S.-Iran tensions. In the second half of the month, investor sentiment was challenged by concerns that Chinese and global economic growth could slow due to the outbreak of COVID-19 in China. Although risk-off investor sentiment, or reduced risk appetite, eased in early February, it resurfaced later in the month on news of an uptick in COVID-19 cases outside of China. Investor sentiment quickly worsened in March, as governments around the world initiated shutdowns and quarantines to stem what had then become a pandemic. Global central banks indicated their willingness to use monetary policy to address market volatility and economic conditions. In early March, the Fed cut the targeted federal funds rate by 50 basis points to a range of between 1.00% and 1.25%, citing “evolving” risks to U.S. economic activity from COVID-19. (A basis point is 1/100th of a percentage point.) On March 15th, the Fed slashed

1

MARKET REVIEW

the target federal funds rate to near zero. Other G10 banks, except for Sweden’s Riksbank, reduced their policy rates or held them at all-time lows. (Also known as Group of 10 nations, the G10 are actually 11 countries that participate in an agreement to provide the International Monetary Fund with additional funds to increase its lending ability. Members include Belgium, Canada, France, Germany, Italy, Japan, Netherlands, Sweden, Switzerland, the U.K. and the U.S.) Quantitative easing measures were resumed in the U.S., the U.K. and Sweden, expanded in Europe and Japan and commenced in Australia, Canada and New Zealand. New policy measures were also launched, with the goal of easing stresses in corporate bond markets. Meanwhile, many governments began to make use of fiscal policy to stem supply-side shocks. Several announced large fiscal measures, which included direct support for health care efforts. Many of the measures also sought to provide income support to individuals, assistance to households, small businesses and larger companies, and loan guarantees. Finally, a sharp drop in crude oil prices during March 2020 added further to market volatility. Early in the month, a dispute between the Organization of the Petroleum Exporting Countries, or OPEC, and Russia led Saudi Arabia to lower the price at which it sells crude oil.

For the Reporting Period overall, spread sector performance was negative. Sovereign emerging markets debt underperformed U.S. Treasury securities most, followed by high yield corporate bonds and investment grade corporate bonds. Commercial mortgage-backed securities, asset backed securities, mortgage-backed securities and agency securities also lagged U.S. Treasuries, though to a lesser extent. During the Reporting Period, the U.S. Treasury sector posted strong gains, as U.S. Treasury yields fell along the curve, with those on the shortest maturities declining most. (Yield curve is a spectrum of interest rates based on maturities of varying lengths.) The yield on the bellwether 10-year U.S. Treasury dropped approximately 174 basis points to end the Reporting Period at 0.67%.

Looking Ahead

At the end of the Reporting Period, we believed the global economy was experiencing a severe slowdown. Non-essential economic activity had suddenly stopped around the world, with approximately one-third of the global population under full or partial lockdowns. Most forms of face-to-face consumption—a key driver of growth in many key economies — had come to a standstill. Manufacturers had reduced or shut down production, while construction had slowed or stalled. In our view, global economic growth rates had dropped to recession-like levels at the end of the Reporting Period.

The shape of the eventual global economic recovery, in our opinion, will most likely depend on COVID-19’s trajectory and any second- or third-round economic shocks. We think a V- or U-shaped recovery could occur if the economic influence of the virus is confined to direct impacts, such as production shutdowns, cancelled consumption, supply chain disruptions and employee absenteeism. An L-shaped recovery could unfold if labor market or consumption weakness is pronounced and sustained and/or if direct virus impacts are accompanied by materially tighter financial conditions, a downturn in global trade and a pullback in business investment. We cannot predict the evolution of COVID-19 and its rippling effects. But at the end of the Reporting Period, we planned to continue monitoring the incidence of new infections, the status of ongoing mitigation measures and the progress on development of a vaccine and/or therapeutic.

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FUND RESULTS

Goldman Sachs Emerging Markets Debt Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Emerging Markets Debt Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P and Class R6 Shares generated average annual total returns, without sales charges, of -11.48%, -12.07%, -11.10%, -11.16%, -11.10% and -11.17%, respectively. These returns compare to the -6.82% average annual total return of the Fund’s benchmark, the J.P. Morgan Emerging Market Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged) (the “Index”), during the same time period.

Q	What economic and market factors most influenced emerging markets debt as a whole during the Reporting Period?

A	External emerging markets debt was most influenced during the Reporting Period by global economic conditions, geopolitical events and the emergence in China of a novel coronavirus (“COVID-19”).

During the first nine months of the Reporting Period, external emerging markets debt broadly posted gains, as sovereign spreads (that is, the difference in yields between external emerging markets debt and U.S. Treasuries) tightened. The tightening was driven by continued monetary policy support by global central banks and the subsequent easing of financial conditions, coupled with stable macro fundamentals across most emerging markets countries and the lessening of U.S.-China trade tensions.

The last three months of the Reporting Period proved turbulent. In January 2020, Middle Eastern geopolitical risks emerged, followed by the global outbreak of COVID-19. Governments and central banks responded with unprecedented fiscal and monetary policy actions, as they sought to contain and mitigate significant negative impacts on economic growth. In March 2020, crude oil prices, which were already weak from a drop in demand, fell dramatically after OPEC+ nations failed to reach an agreement on cutting oil production. (OPEC+ is composed of the Organization of the Petroleum Exporting Countries (“OPEC”) and non-OPEC oil producing countries, most notably Russia.) Saudi Arabia responded by increasing crude oil production and reducing prices, which pushed down the price for a barrel of Brent crude oil from the mid-$50 range during February 2020 to less than $20 by the end of March 2020. Against this backdrop, external emerging markets debt recorded steep declines, with sovereign spreads widening significantly.

During the Reporting Period overall, external emerging markets debt, as represented by the Index, recorded a return of -6.82%. Sovereign spreads widened by approximately 275 basis points and ended the Reporting Period 626 basis points wider than U.S. Treasury securities. The worst performing emerging external debt markets in the Index (in U.S. dollar terms1) were Lebanon (-76.21%), Venezuela (-72.88%) and Ecuador (-67.62%). The top performing countries were Russia (+12.13%), Qatar (+10.24%) and Uruguay (+8.22%).

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, issue selection within emerging markets corporate debt/quasi-sovereign bonds and local

[1]	All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable.

3

FUND RESULTS

emerging markets debt detracted from the Fund’s relative performance. Our active currency management (which is primarily accomplished through the use of forward foreign currency exchange contracts as well as bonds denominated in local currencies) also had a negative impact on the Fund’s returns. In addition, the Fund was hampered by its U.S.

duration positioning strategy. (Duration is a measure of the Fund’s sensitivity to changes in interest rates.) On the positive side, the Fund benefited from sector positioning in sovereign emerging markets debt, though this was offset somewhat by sector positioning in emerging markets corporate debt, which detracted.

Q	What were the primary contributors to and detractors from the Fund’s performance during the Reporting Period?

A	The Fund was hurt most during the Reporting Period by its long beta exposure (that is, the Fund’s broad overweight versus the Index) to emerging markets corporate bonds, which broadly sold off, especially in March 2020, on COVID-19-related risk-off investor sentiment, or reduced risk appetite, global economic growth concerns and falling crude oil prices. These pressures fueled a global reach for liquidity and what we believe was the indiscriminate selling of emerging markets debt. Additionally, the Fund was hampered during the Reporting Period by its overweight compared to the Index in the quasi-sovereign bonds of Venezuela’s state-owned oil and natural gas company Petroleos de Venezuela, which declined in response to the drop in crude oil prices, geopolitical tensions and limited liquidity conditions. Overweights in Angolan and Ecuadoran external bonds further detracted from the Fund’s relative performance, as both countries have economies that are highly reliant on crude oil. Also, Ecuador’s market had previously weakened on significant social unrest in October 2019, fueled by its government’s efforts to pass austerity measures, which included the cancellation of fuel subsidies.

Contributing positively during the Reporting Period was the Fund’s underweight compared to the Index in Lebanese external bonds. Lebanon has experienced rather constant social unrest since the autumn of 2019 and defaulted in March 2020 on a $1.2 billion Eurobond. The Fund was also helped during the Reporting Period by its overweight position in Ukrainian external bonds. Ukraine has followed a path of fiscal consolidation in accordance with International Monetary Fund (“IMF”) direction so as to continue receiving disbursements from the IMF’s extended fund facility (“EFF”). (The EFF was established to provide assistance to countries experiencing serious payment imbalances because of structural impediments or slow economic growth and an inherently weak balance-of-payments position. EFFs are typically approved for periods of three years but may be approved for periods as long as four years to implement deep and sustained structural reforms.) In addition, the Fund benefited during the Reporting Period from overweight positions versus the Index in Turkish banks and Russian corporate/quasi-sovereign debt. Overweights in Brazilian and South African local interest rates also bolstered the Fund’s relative performance during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategies help or hurt its results during the Reporting Period?

A	The Fund’s U.S. duration positioning strategy detracted from relative performance during the Reporting Period. The Fund held a short duration position versus the Index in May and early June 2019, which dampened returns as U.S. interest rates fell. The Fund was also hurt in March 2020 when it held a long duration position relative to the Index, and longer-term U.S. interest rates rose during the middle of the month. (The U.S. duration positioning strategy is primarily implemented via interest rate swaps and/or futures.) The Fund’s U.S. yield curve positioning strategy did not have a material impact on relative performance during the Reporting Period. (Yield curve is a spectrum of interest rates based on maturities of varying lengths.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, the Fund invested in U.S. Treasury futures, options on Eurodollar futures, yield curve options, currency forwards, forward foreign currency exchange contracts, currency swaps, interest rate swaps, total return swaps, credit default swaps and reverse repurchase agreements. U.S. Treasury futures were used to manage U.S. interest rate duration. Options on Eurodollar futures and yield curve options were used to express our views on the direction of interest rates and to facilitate specific duration and yield curve strategies. (Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S.) Currency forwards and forward foreign currency exchange contracts were used for hedging purposes or to express a positive view on a given currency. Interest rate swaps were used to express our views on the direction of a country’s interest rates. Total return swaps were used in place of buying a local currency denominated bond when a particular

4

FUND RESULTS

market was otherwise inaccessible or as a more efficient means of gaining access to a local market. Credit default swaps were used to implement specific credit-related investment strategies. Reverse repurchase agreements were used to manage the Fund’s cash balances. Derivatives may be used in combination with cash securities to implement our views in the Fund.

During the Reporting Period, the Fund’s use of U.S. Treasury futures had a positive impact on Fund returns. Collectively, the Fund’s use of interest rate swaps and credit default swaps had a negative impact on returns. The other derivatives used by the Fund had a neutral impact overall on performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We reduced the size of the Fund’s underweight relative to the Index in Lebanon after that country dramatically underperformed in the fourth quarter of 2019. Additionally, during the Reporting Period, we reduced the Fund’s overweight in Argentinian external bonds and initiated exposure to Egyptian and Dominican Republic external bonds. Finally, because of our concerns about the potential of slowing global economic growth, we reduced the Fund’s positions in emerging markets currencies, and we increased its positions in the euro, Swiss franc, Japanese yen and U.S. dollar.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	Regionally, at the end of the Reporting Period, the Fund held overweight positions compared to the Index in Central and Eastern Europe. It was underweight Latin America, the Middle East, Africa and Asia. In terms of countries, the Fund had overweight positions in Ukrainian, Dominican Republic, Indonesian, Israeli and Paraguayan external bonds. The Fund held underweight positions compared to the Index in the external bonds of Kazakhstan, Oman, Uruguay, China, the Philippines and Panama. As for emerging markets corporate debt, the Fund maintained an overweight position overall at the end of the Reporting Period, with its largest overweights in the technology, media and telecommunications market segments. Regarding local emerging markets debt, the Fund had exposure to China, Brazil, South Africa, Mexico and the Dominican Republic, and it had no exposure to Poland. In terms of its currency exposures, the Fund held only modest positions in emerging markets currencies at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, emerging markets debt had broadly weakened, providing potential opportunities to invest in select emerging markets countries where price declines had been excessive relative to fundamentals, in our view. We planned to seek to take advantage of global price dislocations that might offer attractive forward-looking risk-adjusted return potential. That said, we remained cautious about the broader macro environment and recognized that a high degree of uncertainty persisted.

Among countries at the end of the Reporting Period, we had constructive views on Ukraine and the Dominican Republic. In Ukraine, its administration had made a policy priority of structural reforms to unlock economic growth potential while continuing to meet IMF requirements. We intended to continue monitoring developments around PrivatBank, Ukraine’s largest commercial bank, that will be critical, in our opinion, to the country’s participation in IMF’s loan program. As for the Dominican Republic, we considered its valuations attractive at the end of the Reporting Period given that the country’s current account and fiscal balance could benefit from lower energy costs from the new Punta Catalina thermoelectric plant as well as from tax collection improvements. In addition, despite the potential impact of COVID-19 on tourism, we thought the Dominican Republic was at a strong starting point in managing its fiscal and external vulnerabilities. We had less favorable views of Kazakhstan and Oman at the end of the Reporting Period. Although Kazakhstan had a low government debt-to-Gross Domestic Product ratio and a backstop of foreign exchange reserves, we were concerned about the use of central bank financing and the impact of crude oil price declines given that the country is an oil exporter. As for Oman, we believed it had been negatively impacted by the drop in crude oil prices and continued to have large fiscal and current account deficits.

5

FUND BASICS

Emerging Markets Debt Fund

as of March 31, 2020

TOP TEN COUNTRY ALLOCATION[1]

	Percentage of Net Assets

	As of 3/31/20	As of 3/31/19

Indonesia	6.4%	7.4%
Turkey	5.1	6.0
Mexico	5.1	4.2
Dominican Republic	4.3	2.5
Ukraine	4.0	3.9
Egypt	3.5	2.0
South Africa	3.4	2.2
Paraguay	3.0	2.7
United Arab Emirates	2.8	3.0
Guatemala	2.6	2.0
Other	47.4	56.1

[1]	The percentage shown for each investment category reflects the value of investments in that country as a percentage of net assets. The table does not include investments in other investment companies of 6.1% as of 3/31/20 and 0.9% as of 3/31/19. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

6

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Performance Summary

March 31, 2020

The following graph shows the value, as of March 31, 2020, of a $1,000,000 investment made on April 1, 2010 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the J.P. Morgan EMBISM Global Diversified Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Emerging Markets Debt Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2010 through March 31, 2020.

Average Annual Total Return through March 31, 2020*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-11.48%	1.00%	3.78%	—
Including sales charges	-15.42%	0.08%	3.30%	—

Class C
Excluding contingent deferred sales charges	-12.07%	0.25%	3.02%	—
Including contingent deferred sales charges	-12.94%	0.25%	3.02%	—

Institutional	-11.10%	1.35%	4.14%	—

Investor (Commenced July 30, 2010)	-11.16%	1.26%	N/A	3.60%

Class P (Commenced April 20, 2018)	-11.10%	N/A	N/A	-5.17%

Class R6 (Commenced July 31, 2015)	-11.17%	N/A	N/A	1.37%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 4.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

7

FUND RESULTS

Goldman Sachs High Yield Fund

Investment Objective

The Fund seeks a high level of current income and may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs High Yield Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares generated average annual total returns, without sales charges, of -8.50%, -9.02%, -8.05%, -8.56%, -8.25%, -8.04%, -8.58% and -8.02%, respectively. These returns compare to the -6.92% average annual total return of the Fund’s benchmark, the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index (the “Index”), during the same time period.

Q	What economic and market factors most influenced the high yield corporate bond market as a whole during the Reporting Period?

A	During the second quarter of 2019, when the Reporting Period began, high yield corporate bonds generated positive returns, supported by better than consensus expected corporate earnings releases, muted inflation pressures and supportive central policy monetary policy. High yield corporate bonds continued to advance during the third calendar quarter, as ongoing uncertainty about the U.S.-China trade dispute and broader capital market volatility challenged risk asset performance. In the fourth quarter of 2019, high yield corporate bonds produced further gains, bolstered by accommodative central bank policy, improved investor sentiment towards risk assets and an agreement in principle on a “Phase One” trade deal between the U.S. and China. During the first quarter of 2020, high yield corporate bonds experienced a sharp sell-off, recording a double-digit negative return in their worst quarterly performance since the 2008-2009 financial crisis. The sell-off was driven by market perceptions of slowing economic growth, alongside sharp equity and crude oil price declines, fueled by the outbreak of a novel coronavirus (“COVID-19”). Investor risk sentiment was also dampened by stressed liquidity conditions and rising concern about an increase in the number of “fallen angels,” or investment grade corporate bonds downgraded to high yield status.

For the Reporting Period overall, the high yield corporate bond market posted a negative return, with C-rated and D-rated credits significantly underperforming higher quality B-rated credits. Option adjusted spreads widened approximately 520 basis points, ending the Reporting Period at 882 basis points. (The option adjusted spread is a measurement tool for evaluating price differences between similar products with different embedded options. A basis point is 1/100th of a percentage point.) High yield corporate bonds outperformed high yield loans, as represented by the Credit Suisse Leveraged Loan Index, during the Reporting Period.

In terms of issuance, approximately $293.5 billion of new high yield corporate bonds were priced during the Reporting Period, with refinancing the primary use of the proceeds. As for demand, high yield corporate bond mutual funds received approximately $6.1 billion of investment inflows during the first nine months of the Reporting Period. Investment flows turned negative during the final three months of the Reporting Period, with $14.7 billion leaving high yield corporate bond mutual funds in the first quarter of 2020. Approximately $10.9 billion of investment outflows occurred during March alone.[1]

The default rate for high yield corporate bonds rose over the course of the Reporting Period amid sharply depressed corporate cash flows. The 12-month par-weighted default high yield corporate bond rate through March 31, 2020 was 3.35%, as compared to 0.94% on March 31, 2019.[2]

[1]	Source: J.P. Morgan, Bloomberg, Lipper FMI.
[2]	Source: J.P. Morgan.

8

FUND RESULTS

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, individual issue section detracted from the Fund’s relative performance. The Fund’s credit quality positioning also dampened returns. On the positive side, our sector positioning contributed positively to the Fund’s relative results.

Q	What were the primary contributors to and detractors from the Fund’s performance during the Reporting Period?

A	From an individual issue selection perspective, the Fund was hurt by overweight positions versus the Index in Transocean, a Switzerland-based offshore drilling contractor; Summit Midstream Partners, LP, an energy master limited partnership focused on natural gas and crude oil production; and AMC Entertainment, a movie theater chain. Conversely, the Fund was helped by an underweight in oil and gas producer Weatherford International as well as by overweights in PetSmart, a retail chain specializing in pet supplies, and Chesapeake Energy, an oil and gas exploration company. Conversely, the Fund was helped by an underweight in oil and gas producer Weatherford International and an overweight in PetSmart, a retail chain specializing in pet supplies. The Fund’s exposure to Chesapeake Energy, an oil and gas exploration company, also added to relative returns. The Fund held an overweight position in the credit when it outperformed during the first part of the Reporting Period. We subsequently shifted the Fund to an underweight position based on our concerns about leverage, which contributed positively to the Fund’s performance in the latter part of the Reporting Period as Chesapeake Energy materially weakened.

Regarding sector positioning, the Fund benefited during the Reporting Period from its underweight position compared to the Index in energy. Overweight positions in retail (food and drug) and media (cable and satellite TV) added further to relative returns. On the other hand, an underweight in health care and an overweight in leisure and restaurants detracted from relative performance. In addition, the Fund’s overall exposure to cellular telecommunications had a negative impact on results.

During the Reporting Period, the Fund’s long market beta positioning (that is, the Fund’s broad overweight relative to the Index in riskier securities) hampered performance. An underweight compared to the Index in BB-rated high yield corporate bonds was also a drag on relative returns. However, the Fund was aided by its cash position and its underweight in short maturity securities, specifically those with maturities of less than four years.

Q	Did the Fund’s duration and yield curve positioning strategies help or hurt its results during the Reporting Period?

A	During the Reporting Period, the Fund’s duration and yield curve positioning strategies did not have a material impact on performance. (The duration positioning strategy is primarily implemented via interest rate swaps and/or futures. Duration is a measure of a portfolio’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates based on maturities of varying lengths.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund used total return swaps as well as a specialized index of credit default swaps (“CDX”) to manage the beta of the Fund on an active basis. CDX was also used as a cost-efficient instrument to help manage the Fund’s cash position. We employ CDX contracts as a way to gain credit exposure by being short credit protection when the Fund experiences significant cash inflows. The use of total return swaps and CDX each had a negative impact on the Fund’s performance during the Reporting Period. In addition, the Fund employed U.S. Treasury futures to facilitate specific duration and yield curve strategies. The use of U.S. Treasury futures had a negative impact on the Fund’s performance. To hedge against currency risk (that is, the risk that certain currencies might fluctuate in value), the Fund employed Eurodollar futures, options on Eurodollar futures, currency swaps, forward foreign currency exchange contracts and participation notes, all of which had a neutral impact on the Fund’s performance during the Reporting Period. (Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S.) Reverse repurchase agreements, which were used the manage the Fund’s cash balances, had a neutral impact on performance. Derivatives may be used in combination with cash securities to implement our views in the Fund.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

During the first nine months of the Reporting Period, we scaled back the Fund’s exposure to CCC-rated bonds. We added exposure to consumer goods and services given what we saw as the improved prospects for consumer spending amid firming wage growth. We shifted the Fund from an overweight position relative to the Index in energy to an underweight position because we thought energy companies faced funding challenges, were exposed to volatile geopolitics, and had exhibited operational underperformance. We also reduced the

9

FUND RESULTS

Fund’s exposure to metals and mining due to what appeared to be weaker global economic growth and elevated trade uncertainty. In addition, during the first nine months of the Reporting Period, we increased the Fund’s exposure to the health care and cable and satellite TV market segments. In the last three months of the Reporting Period, we reduced Fund exposure to market segments affected by the twin shocks of falling crude oil prices and the outbreak of COVID-19, including gaming and lodging, transportation and metals and mining. We adopted a cautious stance on issuers in the retail and autos market segments. Finally, we increased the size of the Fund’s underweight in health care during the last three months of the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective September 4, 2019, Michael Goldstein no longer served as a portfolio manager for the Fund. As of February 25, 2020, Rachel C. Golder no longer served as a portfolio manager for the Fund. At the end of the Reporting Period, the portfolio manager for the Fund was Robert Magnuson. By design, all investment decisions for the Fund are performed within a team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund maintained its long market beta positioning. It was underweight compared to the Index in BB-rated high yield corporate bonds, as we thought they were expensive relative to lower quality, though still viable, credits and also because we believed they were unlikely to benefit from dynamics in the investment grade corporate bond market (e.g., downgrade risk and government purchases). In terms of sector positioning, the Fund was underweight market segments that had been hurt by the drop in crude oil prices and the outbreak of COVID-19, including energy, gaming and lodging, transportation and metals and mining. The Fund remained underweight in health care at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we expected global central banks’ quick response and unprecedented stimulus to provide support and medium-term stability to corporate fundamentals and to supply and demand conditions in the high yield corporate bond market. Should central banks continue to systematically address illiquidity across the fixed income markets, we think investors’ search for yield amid declining interest rates could further support high yield corporate bonds. In addition, inexpensive valuations and dispersion in returns could create idiosyncratic opportunities. Accordingly, we had a positive outlook on high yield corporate bonds when the Reporting Period ended. That said, we planned to closely monitor the potential impact of the COVID-19 outbreak, focusing on industry and issuer dynamics.

The Fund’s positioning at the end of the Reporting Period was centered on attractive carry and roll-down opportunities arising from credit curve steepness, and we were focusing Fund purchases on intermediate-term maturities. (Carry involves borrowing at a low interest rate and investing in an asset that provides a higher rate of return. Roll-down opportunities arise when the value of a bond converges to par as maturity is approached.) Going forward, we intend to systematically increase the Fund’s liquidity, with a concentration on bonds that we feel are showing greater resilience to the pressures of COVID-19.

In terms of sector positioning, the Fund remained underweight relative to the Index in energy at the end of the Reporting Period. We remained sensitive to potential downgrades and elevated defaults among energy companies given the slowdown in global economic activity. However, the Fund maintained a small position in midstream issuers, as we thought they had greater cash flow resilience than issuers with more sensitivity to oil price volatility, such as oilfield services or exploration and production companies. (The midstream component of the energy industry is usually defined as those companies providing products or services that help link energy producers and energy end-users for any type of energy commodity.) The Fund was underweight exploration and production issuers at the end of the Reporting Period, with a concentration on companies that own what we consider to be better assets and that do not face near-term maturities. Additionally, the Fund was underweight health care at the end of the Reporting Period. Hospitals face unique challenges due to COVID-19, with the risks of their exposures to the opioid crisis and billing legislation hovering in the background. Certain hospitals could perform well, but we remained concerned that some, along with other service providers, might lose profits because of the deferral of elective procedures and might suffer cost spikes that could hurt their profit margins. Finally, at the end of the Reporting Period, the Fund maintained overweight positions versus the Index in chemicals, packaging and building materials, given the diversified nature of their end user bases, as they could benefit from an eventual industrial recovery, in our view.

10

FUND BASICS

High Yield Fund

as of March 31, 2020

TOP TEN HOLDINGS AS OF 3/31/20[1]

Company	% of Net Assets	Line of Business

Kraft Heinz Foods Co. (BB+/Baa3)	1.0%	Food & Drug Retailing
Bausch Health Americas, Inc. (B/B3)	0.8	Pharmaceuticals
CCO Holdings LLC/CCO Holdings Capital Corp. (BB/B1)	0.8	Media
DISH DBS Corp. (B-/B1)	0.7	Media
Sprint Corp. (B/B3)	0.6	Telecommunication Services
Sprint Capital Corp. (B/B3)	0.6	Telecommunication Services
Tenet Healthcare Corp. (CCC+/Caa1)	0.6	Healthcare Providers & Services
Clear Channel Worldwide Holdings, Inc. (B-/Caa2)	0.6	Media
Intelsat Jackson Holdings SA (CCC+/Caa2)	0.6	Telecommunication Services
1011778 BC ULC/New Red Finance, Inc. (B+/B2)	0.6	Retailing

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

TOP TEN INDUSTRY ALLOCATION[2]

	Percentage of Net Assets

	as of 3/31/20	as of 3/31/19

Media	9.7%	9.8%
Telecommunication Services	7.7	9.6
Food & Drug Retailing	4.7	2.0
Diversified Financial Services	4.5	3.7
Retailing	4.4	1.6
Commercial Services	4.0	2.8
Healthcare Providers & Services	3.9	5.7
Pipelines	3.7	3.3
Oil Field Services	3.6	9.5
Packaging	3.5	0.0
Others	46.7	41.4

[2]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The table does not include investment companies and exchange traded funds of 3.7% as of 3/31/20 and 4.9% as of 3/31/19. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities. The above table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

11

GOLDMAN SACHS HIGH YIELD FUND

Performance Summary

March 31, 2020

The following graph shows the value, as of March 31, 2020, of a $1,000,000 investment made on April 1, 2010 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

High Yield Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2010 through March 31, 2020.

Average Annual Total Return through March 31, 2020*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-8.50%	1.00%	4.24%	—
Including sales charges	-12.63%	0.08%	3.76%	—

Class C
Excluding contingent deferred sales charges	-9.02%	0.26%	3.47%	—
Including contingent deferred sales charges	-9.92%	0.26%	3.47%	—

Institutional	-8.05%	1.34%	4.59%	—

Service	-8.56%	0.85%	4.08%	—

Investor	-8.25%	1.26%	4.52%	—

Class P (Commenced April 20, 2018)	-8.04%	N/A	N/A	-2.27%

Class R	-8.58%	0.75%	3.98%	—

Class R6 (Commenced July 31, 2015)	-8.02%	N/A	N/A	1.61%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 4.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

12

FUND RESULTS

Goldman Sachs High Yield Floating Rate Fund

Investment Objective

The Fund seeks a high level of current income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs High Yield Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Floating Rate Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares generated average annual total returns, without sales charges, of -11.44%, -12.10%, -11.03%, -11.18%, -11.11%, -11.64% and -11.11%, respectively. These returns compare to the -9.49% average annual total return of the Credit Suisse Leveraged Loan Index (the “Index”) during the same time period.

Q	What economic and market factors most influenced the high yield floating rate loan market as a whole during the Reporting Period?

A	High yield loans generated gains during the second quarter of 2019, when the Reporting Period began, and through the end of the calendar year. However, the positive returns were limited by investment outflows from high yield loan mutual funds, driven by the U.S. Federal Reserve’s (“Fed”) dovish stance, which hurt high yield loans given their floating rate nature. (Dovish tends to suggest lower interest rates; opposite of hawkish.) In the first quarter of 2020, high yield loans experienced a double-digit loss, as the spread of a novel coronavirus (“COVID-19”), along with a steep drop in commodity prices and falling interest rates, increased risk-off investor sentiment, or reduced risk appetite, and led to a surge in investment outflows.

For the Reporting Period overall, high yield loans produced negative returns, with CCC-rated high yield loans performing worst. High yield loan spreads (or yield differentials versus duration-equivalent U.S. Treasury securities) widened by 507 basis points, ending the Reporting Period at 974 basis points.[1] (A basis point is 1/100th of a percentage point.)

In terms of issuance, approximately $523 billion in new high yield loans were brought to market during the Reporting Period. As for demand, high yield loan mutual funds experienced investment outflows of approximately $34.2 billion.[2]

The default rate for high yield loans increased during the Reporting Period. The 12-month par-weighted high yield loan default rate through March 31, 2020 was 1.87%, as compared to 1.00% through March 31, 2019.[2]

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, individual issue selection within the high yield loan market detracted from the Fund’s relative performance. The Fund’s overall credit quality compared to that of the Index also hampered relative returns. On the positive side, the Fund benefited from its sector positioning.

Q	What were the primary contributors to and detractors from the Fund’s performance during the Reporting Period?

A	In terms of individual issue selection, the Fund was hurt by overweight positions relative to the Index in NEP Group, a video production company that provides services for major events throughout the world; Swissport, a Switzerland-headquartered provider of group and cargo handling services to airlines; and BCP Raptor, a natural gas gathering and processing system operator. On the positive side, the Fund
[1]	Source: Credit Suisse.
[2]	Source: J.P. Morgan.

13

FUND RESULTS

was helped by its avoidance of California Resources and Seadrill as well as by its underweight in McDermott International — all energy companies.

In addition, the Fund’s underweight compared to the Index in BB-rated high yield loans and its overweights in senior unsecured debt and equity investments detracted from relative performance during the Reporting Period. These losses were partially offset by an underweight in CCC-rated high yield loans and an overweight in European (ex-U.K.) high yield loans, which contributed positively. The Fund’s cash positioning added further to its relative returns, as high yield loans posted a negative return during the Reporting Period.

Regarding sector positioning, the Fund benefited from its underweight versus the Index in energy and from its overweights in technology and building materials. These gains were offset somewhat by an overweight in gas distribution utilities and by underweight positions in media (cable and satellite TV) and health care, which detracted.

Q	Did the Fund’s duration and yield curve positioning strategies help or hurt its results during the Reporting Period?

A	The Fund does not use duration or yield curve positioning as active management strategies within its investment process.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	To hedge against currency risk (that is, the risk that certain currencies might fluctuate in value), the Fund employed forward foreign currency exchange contracts during the Reporting Period. The Fund also utilized U.S. Treasury futures as cost-efficient instruments to provide us with greater precision and versatility in the management of duration. In addition, options on Eurodollar futures were used to express our views on the direction of interest rates and to facilitate specific duration and yield curve strategies. (Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S.) Finally, total return swaps and a specialized index of credit default swaps (“CDX”) were employed to manage the beta of the Fund on an active basis. (Beta refers to the component of returns that is attributable to market risk exposure, rather than manager skill.) CDX was also used as a cost-efficient instrument to help manage the Fund’s cash position. We utilized CDX contracts to gain credit exposure by being short credit protection when the Fund experienced significant cash inflows. Overall, the use of derivatives had a negative impact on the Fund’s performance during the Reporting Period. Derivatives may be used in combination with cash securities to implement our views in the Fund.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we increased the size of the Fund’s underweight relative to the Index in health care. In response to market volatility toward the end of the Reporting Period, we increased the Fund’s cash position.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective September 4, 2019, Michael Goldstein no longer served as a portfolio manager for the Fund. As of January 21, 2020, Ken Yang no longer served as a portfolio manager for the Fund, and as of February 25, 2020, Rachel C. Golder no longer served as a portfolio manager for the Fund. At the end of the Reporting Period, the portfolio manager for the Fund was Peter Campo. By design, all investment decisions for the Fund are performed within a team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in the technology and non-cable media market segments. Within technology, the Fund was focused on business enterprise software companies rather than on hardware companies. In addition, the Fund maintained underweight positions in consumer services, health care, media (cable & satellite TV), retail and apparel, and energy. At the end of the Reporting Period, relative to the Index, the Fund was slightly overweight B-rated high yield loans and was underweight BB-rated and CCC-rated high yield loans, with a preference for the intermediate portion of the credit curve.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A

At the end of the Reporting Period, we considered high yield loans inexpensive based on our views of longer-term fundamentals and potential defaults. Although we expected continued volatility in the near term, we thought fundamentals were supportive of high yield loans in the longer term. As for defaults, we expected them to trend

14

FUND RESULTS

higher in the short term. However, we did not think they would rise to levels that justified valuations near the end of the Reporting Period, when the high yield loan market was pricing in realized losses far greater than those seen during the 2008-2009 financial crisis. That said, we believed weaker supply and demand was a potential downside risk. We also expected to see increased stress/defaults in the energy market segment, though we note that energy companies account for less than 4% of the high yield loan market.

Looking ahead, we continue to see medium- to long-term value in high yield loans in spite of near-term challenges. Our credit analysts will seek to identify idiosyncratic opportunities in companies that generate free cash flow and exhibit what we view as balance sheet resilience. From a macro perspective, we think central bank actions taken at unscheduled meetings in March 2020 demonstrate policymakers’ commitment to shoring up market liquidity and lessening the economic fallout of the COVID-19 shock.

15

FUND BASICS

High Yield Floating Rate Fund

as of March 31, 2020

TOP TEN INDUSTRY ALLOCATION[1]

	Percentage of Net Assets

	as of 3/31/20	as of 3/31/19
Technology – Software/Services	12.8%	13.6%
Chemicals	5.4	3.9
Health Care – Services	4.9	8.0
Building Materials	4.2	3.6
Packaging	3.8	3.4
Automotive – Parts	3.6	2.7
Entertainment	3.5	2.8
Media – Broadcasting & Radio	3.4	3.7
Media – Non Cable	3.2	2.6
Diversified Financial Services	3.2	1.6
Other	45.6	48.4

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The table does not include investments in other investment companies, exchange traded funds and securities lending reinvestment vehicle of 7.6% as of 3/31/20 and 3.0% as of 3/31/19. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

16

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Performance Summary

March 31, 2020

The following graph shows the value, as of March 31, 2020, of a $1,000,000 investment made on March 31, 2011 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Credit Suisse Leveraged Loan Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

High Yield Floating Rate Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from March 31, 2011 through March 31, 2020.

Average Annual Total Return through March 31, 2020*	One Year	Five Years	Since Inception
Class A (Commenced March 31, 2011)
Excluding sales charges	-11.44%	-0.39%	1.24%
Including sales charges	-13.47%	-0.84%	0.98%

Class C (Commenced March 31, 2011)
Excluding contingent deferred sales charges	-12.10%	-1.13%	0.49%
Including contingent deferred sales charges	-12.98%	-1.13%	0.49%

Institutional (Commenced March 31, 2011)	-11.03%	-0.04%	1.60%

Investor (Commenced March 31, 2011)	-11.18%	-0.13%	1.52%

Class P (Commenced April 20, 2018)	-11.11%	N/A	-5.24%

Class R (Commenced March 31, 2011)	-11.64%	-0.63%	0.99%

Class R6 (Commenced November 30, 2017)	-11.11%	N/A	-3.72%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 2.25% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

17

FUND RESULTS

Goldman Sachs Investment Grade Credit Fund

Investment Objective

The Fund seeks a high level of total return consisting of capital appreciation and income that exceeds the total return of the Bloomberg Barclays U.S. Credit Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Investment Grade Credit Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, Investor, Separate Account Institutional, Class P and Class R6 Shares generated average annual total returns, without sales charges, of 1.98%, 2.44%, 2.35%, 2.45%, 2.45% and 2.45%, respectively. These returns compare to the 5.08% average annual total return of the Fund’s benchmark, the Bloomberg Barclays U.S. Credit Index (the “Index”), during the same time period.

Q	What economic and market factors most influenced the investment grade credit market as a whole during the Reporting Period?

A	In the second quarter of 2019, when the Reporting Period began, global investment grade credit spreads, or the difference in yields between global corporate bonds and duration-equivalent government securities, tightened by six basis points to end the quarter at 118 basis points. (A basis point is 1/100th of a percentage point.) The performance of investment grade corporate bonds was robust in April and June 2019 on expectations of central bank monetary policy support but was challenged in May amid an escalation in U.S.-China trade tensions. European investment grade corporate bonds outperformed U.S. investment grade corporate bonds during the second calendar quarter.

In the third quarter of 2019, global investment grade credit spreads fluctuated but ended the quarter where they began—at 118 basis points. Spreads tightened in July 2019 on dovish monetary policy outlooks and on a pause in U.S.-China trade tensions but widened in August due to increased trade uncertainty and downbeat economic data releases. (Dovish tends to suggest lower interest rates; opposite of hawkish.) In September, spreads tightened slightly as the U.S. Federal Reserve (“Fed”) and European Central Bank (“ECB”) eased monetary policy. The ECB’s announcement of its open-ended asset purchase program helped European investment grade corporate bonds to outperform U.S. investment grade corporate bonds during September. In the third calendar quarter overall, U.S. and European investment grade bonds slightly outperformed U.K. investment grade corporate bonds, with Brexit-related uncertainty weighing on U.K. investment grade corporate bonds throughout the quarter. (Brexit refers to the U.K.’s efforts to exit the European Union.)

In the fourth quarter of 2019, global investment grade credit spreads tightened 20 basis points, ending the quarter at 98 basis points. Investment grade corporate bonds benefited from dovish global central bank monetary policy, reduced geopolitical uncertainty as the U.S. and China reached an agreement in principle on a “Phase One” trade deal and the Conservative Party’s victory in the U.K. general election. U.K. investment grade corporate bonds outperformed both U.S. and European investment grade corporate bonds during the fourth calendar quarter.

In the first quarter of 2020, global investment grade credit spreads widened 168 basis points, closing the quarter at 266 basis points. Most of the spread widening occurred in March, as the outbreak of a novel coronavirus (“COVID-19”) and a drop in crude oil prices led to severe market dislocations and heavy investment outflows from investment grade corporate bond mutual funds. Decisive action by major central banks, particularly the Fed’s announcement that it would begin purchases of investment grade corporate bonds, helped ease liquidity challenges and encouraged spreads to tighten somewhat toward the end of March. European and U.K. investment grade corporate bonds outperformed U.S.

18

FUND RESULTS

investment grade corporate bonds during the first calendar quarter.

New issuance increased during the Reporting Period overall. U.S. new issuance was approximately $223 billion, $386 billion and $232 billion during the second, third and fourth quarters of 2019, respectively. In the first quarter of 2020, U.S. new issuance was approximately $541 billion, representing a 39% year over year increase. As for European new issuance, it was approximately €168 billion, €150 billion and €138 billion in the second, third and fourth quarters of 2019, respectively. European new issuance was €184 billion during the first quarter of 2020. European new issuance includes U.K. new issuance.[1]

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted positive absolute returns but underperformed the Index on a relative basis. The Fund’s performance during the Reporting Period was defined primarily by the market turmoil that occurred in March 2020, with individual issue selection detracting most from relative returns. Our cross-sector strategy also hurt the Fund’s relative results. In our cross-sector strategy, we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Index.

Q	What were the primary contributors to and detractors from the Fund’s performance during the Reporting Period?

A	In terms of individual issue selection, the Fund’s investments in energy-related investment grade corporate bonds detracted from relative performance. Although the Fund benefited from an underweight position relative to the Index in the energy sector, the significant drop in crude oil prices during
March 2020 increased the dispersion of returns within the sector, which had an outsized negative impact on the Fund’s holdings. A notable Fund detractor was oil and gas producer Occidental Petroleum, which was downgraded to high yield status in mid-March. Individual issue selection among consumer cyclical investment grade corporate bonds also hurt the Fund’s relative returns, as governments imposed lockdowns in response to the spread of COVID-19.

Regarding our cross-sector strategy, the Fund’s overweight in corporate credit broadly detracted from its relative returns, as the COVID-19 pandemic threatened the stability of corporate fundamentals and the outlook for corporate earnings.

Q	Did the Fund’s duration and yield curve positioning strategies help or hurt its results during the Reporting Period?

A	Our duration and yield curve positioning strategies did not have a meaningful impact on the Fund’s relative performance during the Reporting Period. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates based on maturities of varying lengths. The Fund’s duration positioning strategy is primarily implemented via interest rate swaps and/or futures. Derivatives are used in combination with cash securities to implement our views in the Fund.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As market conditions warranted during the Reporting Period, the Fund used U.S. Treasury futures, which had a positive impact on performance, to hedge interest rate exposure and facilitate specific duration and yield curve strategies. The Fund also employed interest rate swaps and Eurodollar futures to hedge interest rate exposure and express an outright term structure view (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between yield to maturity and the time to maturity for pure discount bonds). (Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S.) The use of interest rate swaps had a negative impact on the Fund’s performance during the Reporting Period, while the use Eurodollar futures had a neutral impact on performance. In addition, Fed funds futures and Secured Overnight Financing Rate (“SOFR”) futures were utilized to gauge the market’s expectations for an interest rate change by the Fed. The Fund’s use of Fed funds futures had a negative impact on performance, and its use of SOFR futures had a positive impact on performance during the Reporting Period. Furthermore, during the Reporting

[1]	Source: Barclays.

19

FUND RESULTS

Period, the Fund used credit default swaps to implement specific credit-related investment strategies and hedge corporate spread duration (the price sensitivity of a corporate bond to a 100 basis point change in its spread over the London Interbank Offered Rate (“LIBOR”)). The use of credit default swaps had a negative impact on performance during the Reporting Period. Finally, to hedge currency exposure, the Fund used forward foreign currency exchange contracts, which had a slightly positive impact on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Toward the end of the Reporting Period, we selectively increased the Fund’s overweight position relative to the Index in investment grade corporate bonds, as credit spreads widened in March 2020. Also in March, we increased the Fund’s position in high quality investment grade bonds.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	Relative to the Index, the Fund was overweight at the end of the Reporting Period in consumer products, telecommunications and pharmaceutical companies as well as in banks. It was underweight compared to the Index in autos and non-auto transport companies at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, the Fund was overweight compared to the Index in investment grade corporate bonds, with a focus on short and intermediate maturities. We planned to look for opportunities in longer maturities, especially in the U.S., in the months ahead. We also intended to maintain the Fund’s down-in-quality bias, while adding select exposure to A-rated issues as well as to high quality bonds that had weakened more in March 2020 than we thought was warranted by what we saw as their strong fundamentals. Regionally, the Fund was tilted toward the U.S., as we expected U.S. credits to benefit from Fed purchases.

At the end of the Reporting Period, we favored consumer products companies, including the beverage segment. We had a positive view of telecommunications companies due to their low demand cyclicality and rather steady free cash flow amidst moderating pricing pressures. The Fund was overweight banks, as we consider them well capitalized overall. In health care, we added to the Fund’s overweight in pharmaceutical companies because we thought some of them would benefit from increased demand due to the COVID-19 pandemic, and we believed they had a comparatively lower risk of being downgraded. The Fund was underweight autos, due to what we see as the industry’s secular challenges, regulatory headwinds and a demand decline resulting from COVID-19-related lockdowns. The Fund was also underweight non-auto transport companies at the end of the Reporting Period, as certain industries, such as rail, face near-term cyclical headwinds, in our view.

Going forward, we will be mindful both of shifting investor risk sentiment, which could influence conditions in the investment grade corporate bond market, and of supply and demand dynamics. We will also be mindful of the potential economic impact of COVID-19 and the duration of lockdowns, as these factors are likely, we believe, to materially impact the outlook for corporate fundamentals.

In April 2020, the Board of Trustees of the Goldman Sachs Trust approved a change investment objective of the Fund. This change will become effective on July 29, 2020. The Fund’s current investment objective is to seek a high level of total return consisting of capital appreciation and income that exceeds the total return of the Bloomberg Barclays U.S. Credit Index. The Fund’s new investment objective will be to seek a high level of total return consisting of capital appreciation and income.

20

FUND BASICS

Investment Grade Credit Fund

as of March 31, 2020

FUND COMPOSITION[1]

Percentage of Net Assets

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

TOP TEN INDUSTRY ALLOCATION[2]

	Percentage of Net Assets

	as of 3/31/20	as of 3/31/19
Banks	20.9%	17.4%
Pharmaceuticals	7.6	4.7
Telecommunication Services	6.3	7.7
Pipelines	6.0	8.5
Beverages	5.2	6.2
Electrical	4.9	4.4
Oil Field Services	3.9	7.6
Computers	3.3	3.4
Media	3.2	6.1
Semiconductors	3.0	3.3
Other	28.3	28.5

[2]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The table does not include investments in other investment companies of 5.2% as of 3/31/20 and 1.3% as of 3/31/19. Figures in the above table may not sum to 100% due to exclusion of other assets and liabilities. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

21

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Performance Summary

March 31, 2020

The following graph shows the value, as of March 31, 2020 of a $1,000,000 investment made on April 1, 2010 in Separate Account Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Barclays U.S. Credit Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Investment Grade Credit Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2010 through March 31, 2020.

Average Annual Total Return through March 31, 2020*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	1.98%	2.32%	4.50%	—
Including sales charges	-1.86%	1.54%	4.09%	—

Institutional	2.44%	2.67%	4.86%	—

Investor (Commenced July 29, 2011)	2.35%	2.58%	N/A	3.91%

Separate Account Institutional	2.45%	2.67%	4.87%	—

Class P (Commenced April 20, 2018)	2.45%	N/A	N/A	4.38%

Class R6 (Commenced July 31, 2015)	2.45%	N/A	N/A	3.43%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 3.75% for Class A Shares. Because Institutional, Investor, Separate Account Institutional, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

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FUND RESULTS

Goldman Sachs Local Emerging Markets Debt Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Local Emerging Markets Debt Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P and Class R6 Shares generated average annual total returns, without sales charges, of -10.05%, -10.74%, -9.82%, -9.69%, -9.82% and -9.82%, respectively. These returns compare to the -6.50% average annual total return of the Fund’s benchmark, the J.P. Morgan Government Bond Index – Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged) (the “Index”), during the same time period.

Q	What economic and market factors most influenced local emerging markets debt as a whole during the Reporting Period?

A	Local emerging markets debt was most influenced during the Reporting Period by global economic conditions, geopolitical events and the emergence in China of a novel coronavirus (“COVID-19”).

During the first nine months of the Reporting Period, local emerging markets debt recorded gains, supported by a promising global economic outlook, low to moderate inflation and accommodative global central bank monetary policy. The Index generated a return of 10.25% during the first nine months of the Reporting Period, with approximately 9.43% due to local interest rates and 0.74% from currency appreciation versus the U.S. dollar.[1]

The final three months of the Reporting Period were notably different, as investors’ risk appetite dissipated amid COVID-19 uncertainty and local currencies weakened significantly. Central banks remained accommodative to provide stimulus. The Index posted a return of -15.21%

during the first quarter of 2020, with approximately -14.30% driven by currency depreciation versus the U.S. dollar and -1.05% due to local interest rates.[1]

During the Reporting Period overall, local emerging markets debt, as represented by the Index, posted a return of -6.50%, with approximately -13.67% due to currency depreciation versus the U.S. dollar, which was partially offset by 8.28% from local interest rates.[1] On a total return basis, the worst performing countries in the Index (in U.S. dollar terms2) were Argentina (-62.37%), South Africa (-22.03%) and Uruguay (-21.09%). The top performing countries during the Reporting Period were Turkey (+20.86%), Nigeria (+16.87%) and the Philippines (+10.05%).

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund was hurt by its active currency positioning through which the Fund takes positions in local currencies (accomplished primarily through the use of forward foreign currency exchange contracts as well as bonds denominated in local currencies). In addition, issue selection among corporate/quasi-sovereign bonds detracted from relative performance. On the positive side, the Fund benefited from issue selection among local emerging markets bonds.

[1]	Because of the effects of compounding, the combined impact of local interest rates and currency appreciation does not equal the Index’s total return.

[2]	All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable.

23

FUND RESULTS

Q	What were the primary contributors to and detractors from the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the largest detractor from the Fund’s relative performance was its exposure to the quasi-sovereign bonds of Venezuela’s state-owned oil and natural gas company Petroleos de Venezuela, which sold off due to limited liquidity, economic sanctions and crude oil price volatility. An investment in the corporate bonds of South African energy producer Sasol also diminished results. In addition, the Fund’s exposure overall to sovereign emerging markets bonds and emerging markets corporate debt hurt relative performance during the final three months of the Reporting Period. In January 2020, Middle Eastern geopolitical risks emerged, followed by the global spread of COVID-19. Governments and central banks responded with unprecedented fiscal and monetary policy actions, as they sought to contain and mitigate significant negative impacts on economic growth. In March 2020, crude oil prices, which were already weak from a drop in demand, fell dramatically after OPEC+ nations failed to reach an agreement on cutting oil production. (OPEC+ is composed of the Organization of the Petroleum Exporting Countries (“OPEC”) and non-OPEC oil producing countries, most notably Russia.) Saudi Arabia responded by increasing crude oil production and reducing prices, which pushed down the price for a barrel of Brent crude oil from the mid-$50 range during February 2020 to less than $20 by the end of March 2020. Among other Fund detractors during the Reporting Period were long positions in emerging markets currencies, most notably the Brazilian real, Czech Republic koruna, Norwegian krone and Colombian peso.

Conversely, the Fund was helped by its overweight positions versus the Index in local interest rates, especially those of Thailand, Brazil, Israel and Peru. This was partially offset by the Fund’s underweights in Polish and Czech Republic local interest rates and its overweight in Dominican Republic local interest rates, which detracted from performance. In terms of currencies, the Fund benefited from long positions in the euro, Egyptian pound and Israeli shekel, each of which added to relative returns during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategies help or hurt its results during the Reporting Period?

A	The Fund’s U.S. duration and yield curve positioning strategies did not have a material impact on results during the Reporting Period. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. The U.S. duration positioning strategy is primarily implemented via interest rate swaps and/or futures. Yield curve is a spectrum of interest rates based on maturities of varying lengths.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund invested in U.S. Treasury futures, Eurodollar futures, options on Eurodollar futures, swap futures, currency forwards, forward foreign currency exchange contracts, interest rate swaps, total return swaps and credit default swaps. U.S. Treasury futures were used to manage U.S. interest rate duration. Eurodollar futures, options on Eurodollar futures and swap futures were used to express our views on the direction of interest rates and to facilitate specific duration and yield curve strategies. (Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S.) Currency forwards and forward foreign currency exchange contracts were used for hedging purposes or to express a positive view on a given currency. Interest rate swaps were used to express our views on the direction of a country’s interest rates. Total returns swaps were used in place of buying a local currency denominated bond when a particular market was otherwise inaccessible or as a more efficient means of gaining access to a local market. Credit default swaps were used to implement specific credit-related investment strategies. Derivatives may be used in combination with cash securities to implement our views in the Fund.

During the Reporting Period, the Fund’s use of U.S. Treasury futures and swap futures had a slightly negative impact on Fund returns. Collectively, the use of currency forwards and forward foreign currency exchange contracts had a negative impact on performance. The Fund’s use of interest rate swaps had a positive impact on performance. The other derivatives used by the Fund had a neutral impact overall on performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

During the Reporting Period, the Fund initiated overweight positions versus the Index in Chinese, Israeli, Russian and Mexican local interest rates. Exposure to Mexican external bonds was also added. We increased the Fund’s overweight in Peruvian local interest rates and reduced its overweights in South African, Argentinian and Hungarian local interest rates. In addition, we eliminated the Fund’s exposure to

24

FUND RESULTS

South Korean local interest rates. We also moved the Fund from overweight positions in Colombian and Polish local interest rates to underweight positions. Among currencies, we established a long position in the Ukrainian hryvnia. We removed the Fund’s long positions in the Indian rupee, Taiwanese dollar, Brazilian real, Russian ruble, South African rand and Egyptian pound in favor of long positions in developed markets currencies, including the Swiss franc, euro and Japanese yen. We also reduced the size of the Fund’s short position in the U.S. dollar during the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight compared to the Index in the local interest rates of Israel, China, Brazil, Thailand and Russia. It remained underweight in Colombian, Polish and Romanian local interest rates. Within currencies, the Fund held long positions in the Japanese yen, Swiss franc and euro at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, local emerging markets debt had broadly weakened, providing potential opportunities to invest in select emerging markets countries where price declines had been excessive relative to fundamentals, in our view. We remained cautious about the broader macro environment and recognized that a high degree of uncertainty persisted. Against this backdrop, we planned to maintain a balanced portfolio with adequate cash balances to seek to take advantage of what we may view as outsized price dislocations. We intended to add exposure to short-term maturities, especially in countries where central banks have room to cut interest rates further. For example, at the end of the Reporting Period, the Fund was overweight relative to the Index in Brazilian local interest rates, as we expected Brazil’s economic growth and inflation to decline substantially, and we believed the impact on inflation from its currency depreciation would be limited. As for Israel, we thought its central bank would remain dovish as the country’s economic growth had already been slowing and inflation remained low. (Dovish tends to suggest lower interest rates; opposite of hawkish.) In addition, the Fund continued to hold an overweight in the local interest rates of Thailand at the end of the Reporting Period, because we believed slowing economic growth and muted inflation were likely to keep its central bank monetary policy accommodative. Finally, the Fund maintained an underweight versus the Index in Colombian local interest rates given the stress created by lower crude oil prices and our concerns about that country’s fiscal trajectory.

Regarding currencies, the Fund continued to have reduced exposure at the end of the Reporting Period to those with a higher carry. (Higher carry currencies are those from countries with higher prevailing interest rates.) At the end of the Reporting Period, we had paired the Fund’s long positions in the Japanese yen, Swiss franc and euro with short positions in the currencies of countries having commodity exposure. Specifically, the Fund held a short position in the U.S. dollar versus long positions in the Japanese yen and the Swiss franc. The Fund also held a short position in the Turkish lira versus a long position in the Russian ruble at the end of the Reporting Period.

25

FUND BASICS

Local Emerging Markets Debt Fund

as of March 31, 2020

TOP TEN COUNTRY ALLOCATIONS[4]

	Percentage of Net Assets

	as of 3/31/20	as of 3/31/19

Thailand	11.9%	7.9%
Peru	7.6	4.1
South Africa	7.4	9.8
Poland	6.5	4.8
Russia	6.5	5.0
United Kingdom	5.9	0.0
Czech Republic	5.6	0.0
Chile	4.9	6.7
Mexico	4.8	0.0
Turkey	4.7	3.8
Other	17.8	46.2

[4]	The percentage shown for each investment category reflects the value of investments in that country as a percentage of net assets. The table does not include investments in other investment companies of 8.3% as of 3/31/20 and 6.9% as of 3/31/19. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

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GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Performance Summary

March 31, 2020

The following graph shows the value, as of March 31, 2020, of a $1,000,000 investment made on April 1, 2010 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the J.P. Morgan GBI-EMSM Global Diversified Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Local Emerging Markets Debt Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2010 through March 31, 2020.

Average Annual Total Return through March 31, 2020*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-10.05%	-1.59%	-0.92%	—
Including sales charges	-14.06%	-2.50%	-1.38%	—

Class C
Excluding contingent deferred sales charges	-10.74%	-2.42%	-1.70%	—
Including contingent deferred sales charges	-11.63%	-2.42%	-1.70%	—

Institutional	-9.82%	-1.40%	-0.64%	—

Investor (Commenced July 30, 2010)	-9.69%	-1.39%	N/A	-1.04%

Class P (Commenced April 20, 2018)	-9.82%	N/A	N/A	-10.49%

Class R6 (Commenced November 30, 2017)	-9.82%	N/A	N/A	-6.37%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 4.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

27

FUND RESULTS

Goldman Sachs U.S. Mortgages Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs U.S. Mortgages Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, Investor, Separate Account Institutional, Class P and Class R6 Shares generated average annual total returns, without sales charges, of 5.41%, 5.75%, 5.66%, 5.67%, 5.77% and 5.77%, respectively. These returns compare to the 6.87% average annual total return of the Fund’s benchmark, the Bloomberg Barclays U.S. Securitized Bond Index (the “Index”), during the same time period.

Q	What economic and market factors most influenced the U.S. mortgage markets as a whole during the Reporting Period?

A

In the second quarter of 2019, when the Reporting Period began, agency mortgage-backed securities underperformed U.S. Treasury securities of similar duration. Refinancing activity had picked up as mortgage interest rates fell. As a result, spreads on agency mortgage-backed securities (yield differentials versus duration-equivalent U.S. Treasury securities) widened, pushing up prices to levels not seen since 2013. In the third quarter of 2019, agency mortgage-backed securities underperformed duration-equivalent U.S. Treasury securities amid heightened interest rate volatility, elevated refinancing activity and the Federal Reserve’s (“Fed”) ongoing balance sheet reduction. During the fourth quarter of 2019, agency mortgage-backed securities outperformed duration-equivalent U.S. Treasury securities. Lower interest rates, reduced interest rate volatility and a decline in supply supported prices. In the first quarter of 2020, agency mortgage-backed securities underperformed duration-equivalent U.S. Treasury securities, as market volatility increased. Concerns about the potential economic impact of a spreading novel coronavirus (“COVID-19”), as well as the implications of a collapse in crude oil prices, led to broad-based credit stress and liquidity challenges across the fixed income markets. Spreads on agency mortgage-backed securities widened significantly, as market liquidity evaporated on the back of heavy new supply driven by historically low mortgage interest rates, lack of investor demand and forced selling by money managers, mortgage real estate investment trusts and hedge funds as they sought to meet redemptions. In an effort to stabilize the U.S. mortgage market, the Fed announced a new round of open-ended quantitative easing measures that included purchases of agency mortgage-backed securities and also established the Term Asset-Backed Securities Loan Facility to support asset backed securities (“ABS”). The massive infusion of liquidity helped ease market conditions near the end of the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted positive absolute returns but underperformed the Index on a relative basis. During the Reporting Period, the Fund was hurt by our cross-sector strategy, through which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Index. Individual issue selection also detracted from relative performance. Our duration and yield curve positioning strategies contributed positively. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates based on maturities of varying lengths.)

Q	What were the primary contributors to and detractors from the Fund’s performance during the Reporting Period?

A

Within our cross-sector strategy, the Fund’s overweight positions compared to the Index in ABS and collateralized loan obligations (“CLOs”) detracted from its relative returns during the Reporting Period. An underweight in commercial mortgage-backed securities (“CMBS”) was also detrimental.

28

FUND RESULTS

On the positive side, the Fund benefited from its overweight versus the Index in pass-through mortgage securities. (Pass-through mortgage securities consist of a pool of residential mortgage loans in which homeowners’ monthly payments of principal, interest and prepayments pass from the mortgage servicer through a government agency or investment bank to investors.)

In terms of individual issue selection, the Fund was hampered by selection of ABS, specifically Federal Family Education Loan Program (“FFELP”) student loan ABS. Selection of CMBS also limited relative returns. These negative results were offset somewhat by selection of specific pools of agency mortgage-backed securities, which added value.

Q	Did the Fund’s duration and yield curve positioning strategies help or hurt its results during the Reporting Period?

A	The Fund’s duration positioning strategy, wherein the Fund held a neutral duration position on the U.S. Treasury yield curve throughout the Reporting Period, added to relative performance. (The duration positioning strategy is implemented via bonds as well as interest rate swaps and/or futures.) Our yield curve positioning strategy did not have a meaningful impact on relative performance during the Reporting Period overall.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used U.S. Treasury and Eurodollar futures to hedge interest rate exposure and to facilitate specific duration and yield curve strategies. (Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S.) The use of U.S. Treasury futures had a positive impact on performance, while the use of Eurodollar futures had a slightly negative impact on performance. Interest rate swaps were used to hedge interest rate exposure and express a relative term structure view. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The use of interest rate swaps had a negative impact on performance during the Reporting Period. In addition, the Fund employed mortgage-backed securities forward agreements (known as “TBAs”) to efficiently manage certain of its mortgage-backed securities positions, which had a positive impact on performance. The Fund utilized principal only securities, as well as interest only and inverse interest-only securities, to manage the Fund’s exposure to agency mortgage-backed securities, all of which had a rather neutral impact on performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	There were no notable changes in the Fund’s weightings during the first four months of the Reporting Period. In August 2019, we shifted the Fund from an underweight position versus the Index to an overweight position in agency pass-through mortgage securities, as we believed their valuations then accurately reflected heightened interest rate volatility and increased mortgage prepayments. Our conviction for the overweight position was further strengthened by Federal Housing Finance Agency administrative and legislative recommendations, many of which focused on how to remove Fannie Mae and Freddie Mac from federal conservatorship with the least market disruption. In January 2020, we trimmed the size of the Fund’s overweight position in agency pass-through mortgage securities after they outperformed, making their valuations less attractive to us. No notable changes were made in the Fund’s weightings for the remainder of the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in agency pass-through mortgage securities. The Fund was overweight CLOs and slightly underweight CMBS. In addition, the Fund was overweight compared to the Index in ABS at the end of the Reporting Period. More specifically, it held positions in FFELP student loan ABS, which are not represented in the Index.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A

At the end of the Reporting Period, we planned to maintain the Fund’s overweight compared the Index in agency pass-through mortgage securities, as social distancing efforts have suppressed prepayments and slowed mortgage origination. Also, in our view, the Fed’s purchases of mortgage-backed securities have created short-term distortions in the structure

29

FUND RESULTS

of the market and anomalies in market pricing, which we believe could offer potential attractive investment opportunities. For example, the Fed’s quantitative easing targets new-issue mortgage-backed securities and TBAs, while selling pressure has focused on pools of seasoned mortgage-backed securities with higher coupon payments. Accordingly, at the end of the Reporting Period, we added higher coupon Ginnie Mae mortgage-backed securities to the Fund, as we considered their valuations attractive.

Going forward, we expect the securitized sector to remain challenged, at least in the near term. We plan to opportunistically reposition the Fund as pockets of liquidity present themselves and generally expect to focus on senior debt. Also, we intend to maintain the Fund’s overweight in CLOs, though we eliminated certain longer duration positions at the end of the Reporting Period.

30

FUND BASICS

U.S. Mortgages Fund

as of March 31, 2020

PORTFOLIO COMPOSITION[1]

Percentage of Net Assets

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[2]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

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GOLDMAN SACHS U.S. MORTGAGES FUND

Performance Summary

March 31, 2020

The following graph shows the value, as of March 31, 2020, of a $1,000,000 investment made on April 1, 2010 in Separate Account Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Barclays U.S. Securitized Bond Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

U.S. Mortgages Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2010 through March 31, 2020.

Average Annual Total Return through March 31, 2020*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	5.41%	2.16%	3.07%	—
Including sales charges	1.47%	1.38%	2.67%	—

Institutional	5.75%	2.51%	3.44%	—

Investor (Commenced July 29, 2011)	5.66%	2.41%	N.A	2.99%

Separate Account Institutional	5.67%	2.49%	3.42%	—

Class P (Commenced April 20, 2018)	5.77%	N.A	N.A	5.31%

Class R6 (Commenced July 31, 2015)	5.77%	N.A	N.A	2.70%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 3.75% for Class A Shares. Because Institutional, Investor, Separate Account Institutional, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

32

FUND BASICS

Index Definitions

The J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged) is an unmanaged index of debt instruments of 50 emerging countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index, an unmanaged index, covers the universe of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Credit Suisse Leveraged Loan Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar denominated leveraged loan market. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Bloomberg Barclays U.S. Credit Index is an unmanaged index which is unbundled into pure corporates (industrial, utility, and finance, including both U.S. and non-U.S. corporations) and non-corporates (sovereign, supranational, foreign agencies, and foreign local governments). The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The J.P. Morgan Government Bond Index — Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged) is an unmanaged index of debt instruments of 14 emerging countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Bloomberg Barclays U.S. Securitized Bond Index is an unmanaged composite of asset-backed securities, collateralized mortgage-backed securities and fixed rate mortgage-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

CDX is an index based on a basket of North American single-name high yield credit default swaps. It is not possible to invest directly in an unmanaged index.

CDX is an index based on a basket of North American single-name high yield credit default swaps. It is not possible to invest directly in an unmanaged index.

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GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments

March 31, 2020

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – 62.7%
Angola – 1.3%
	Republic of Angola (NR/B3)
	$19,560,000	8.250	%(a)	05/09/28	$7,432,800
	2,720,000	8.250		05/09/28	1,033,600
	460,000	9.375	(a)	05/08/48	174,800
	1,300,000	9.375		05/08/48	494,000
	Republic of Angola (CCC+/B3)
	5,630,000	8.000	(a)	11/26/29	2,139,400
	5,910,000	9.125	(a)	11/26/49	2,245,800
	2,450,000	9.125		11/26/49	931,000

					14,451,400

Argentina – 1.1%
	Republic of Argentina (CCC-/Ca)
	480,000	5.625		01/26/22	145,200
	720,000	4.625		01/11/23	210,825
EUR	13,360,000	3.375		01/15/23	3,854,055
	3,670,000	5.000		01/15/27	1,038,473
	$900,000	6.875		01/26/27	263,250
	5,843,000	5.875		01/11/28	1,636,040
EUR	12,990,000	5.250		01/15/28	3,657,776
	$3,520,000	7.125		07/06/36	921,800
EUR	1,210,000	3.380	(b)	12/31/38	360,317
	$4,030,000	6.875		01/11/48	1,071,728

					13,159,464

Armenia(a) – 0.2%
	Republic of Armenia (NR/NR)
	2,640,000	3.950		09/26/29	2,303,400

Azerbaijan – 0.7%
	Republic of Azerbaijan (NR/Ba2u)
	3,534,000	4.750		03/18/24	3,410,310
	5,750,000	3.500		09/01/32	4,756,328

					8,166,638

Bahrain – 0.4%
	Kingdom of Bahrain (B+/NR)
	560,000	7.000		10/12/28	511,525
	990,000	6.000		09/19/44	749,616
	Kingdom of Bahrain (B+/B2u)(a)
	4,410,000	5.625		09/30/31	3,539,025

					4,800,166

Belarus – 0.2%
	Republic of Belarus (B/B3u)
	760,000	6.875		02/28/23	741,000
	450,000	7.625		06/29/27	446,203
	1,340,000	6.200		02/28/30	1,206,838

					2,394,041

Belize(a)(b) – 0.1%
	Republic of Belize (B-/B3)
	2,446,500	4.938		02/20/34	1,348,633

Bolivia – 0.0%
	Republic of Bolivian (BB-/B1)
	200,000	4.500		03/20/28	163,688

Sovereign Debt Obligations – (continued)
Colombia(c) – 0.1%
	Republic of Colombia (BBB-/Baa2)
	640,000	5.200%		05/15/49	672,600

Costa Rica – 0.7%
	Republic of Costa Rica (NR/NR)
	650,000	5.520		08/17/22	619,125
	1,240,000	9.200	(a)	02/21/24	1,272,550
	Republic of Costa Rica (B+/B2)
	2,040,000	9.995		08/01/20	2,036,813
	3,920,000	6.125	(a)	02/19/31	3,283,000
	1,380,000	7.158	(a)	03/12/45	1,097,531

					8,309,019

Dominican Republic – 4.1%
	Dominican Republic (NR/NR)
DOP	20,700,000	16.000		07/10/20	389,462
	13,900,000	11.500		05/10/24	249,715
	8,900,000	18.500	(a)	02/04/28	207,632
	152,600,000	10.750		08/11/28	2,666,422
	134,200,000	11.375		07/06/29	2,407,112
	Dominican Republic (BB-/Ba3)
	248,350,000	9.750	(a)	06/05/26	3,794,007
	$1,500,000	8.625		04/20/27	1,470,000
	740,000	6.000		07/19/28	690,050
	3,040,000	4.500	(a)	01/30/30	2,606,800
	316,000	7.450		04/30/44	306,520
	9,870,000	6.850	(a)	01/27/45	8,873,747
	6,599,000	6.850		01/27/45	5,932,913
	13,580,000	6.500	(a)	02/15/48	11,923,240
	160,000	6.500		02/15/48	140,480
	5,900,000	6.400	(a)	06/05/49	5,094,281
	160,000	6.400		06/05/49	138,150

					46,890,531

Ecuador – 1.3%
	Ecuador Government International Bond (CCC-/NR)
	1,126,000	7.950		06/20/24	329,355
	4,790,000	7.875	(a)	03/27/25	1,281,325
	5,200,000	9.650	(a)	12/13/26	1,378,000
	10,080,000	9.625	(a)	06/02/27	2,696,400
	750,000	9.625		06/02/27	200,625
	4,490,000	7.875		01/23/28	1,234,750
	7,860,000	9.500	(a)	03/27/30	2,161,500
	Ecuador Government International Bond (CCC-/Caa3)
	22,060,000	8.875	(a)	10/23/27	5,790,750
	410,000	8.875		10/23/27	107,625

					15,180,330

Egypt – 3.8%
	Republic of Egypt (NR/B2)
	2,500,000	7.500		01/31/27	2,237,500
	Republic of Egypt (B/NR)
EUR	1,310,000	4.750		04/11/25	1,251,557
	1,770,000	6.375	(a)	04/11/31	1,542,794
	6,219,000	6.375		04/11/31	5,420,699
	Republic of Egypt (B/B2)
	8,360,000	4.750	(a)	04/16/26	7,837,203

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)
Egypt – (continued)
	Republic of Egypt (B/B2) – (continued)
EUR	10,810,000	5.625	% (a)	04/16/30	$9,064,706
	7,200,000	5.625		04/16/30	6,037,547
	Republic of Egypt (B/B2u)
	$1,300,000	4.550	(a)	11/20/23	1,140,750
	2,950,000	7.053	(a)	01/15/32	2,326,813
	730,000	7.903	(a)	02/21/48	584,228
	670,000	7.903		02/21/48	536,209
	4,340,000	8.700	(a)	03/01/49	3,577,788
	990,000	8.700		03/01/49	816,131
	1,120,000	8.150	(a)	11/20/59	890,400

					43,264,325

El Salvador – 0.2%
	El Salvador Government International Bond (B-/B3)
	260,000	5.875		01/30/25	226,038
	2,550,000	7.125	(a)(c)	01/20/50	1,967,484

					2,193,522

Gabon – 0.3%
	Republic of Gabon (NR/Caa1)(a)
	2,760,000	6.625		02/06/31	1,628,400
	Republic of Gabon (NR/NR)
	1,854,118	6.375		12/12/24	1,270,650

					2,899,050

Ghana – 2.5%
	Republic of Ghana (NR/B1)
	1,970,000	10.750		10/14/30	2,048,800
	Republic of Ghana (B/B3)
	3,870,000	6.375	(a)	02/11/27	2,817,844
	12,560,000	7.625		05/16/29	8,980,400
	710,000	7.875	(a)	02/11/35	487,238
	1,210,000	8.627	(a)	06/16/49	837,925
	6,779,000	8.627		06/16/49	4,694,457
	1,940,000	8.750	(a)	03/11/61	1,338,600
	Republic of Ghana (B/B3u)(a)
	11,250,000	8.125		03/26/32	7,875,000

					29,080,264

Guatemala – 2.6%
	Republic of Guatemala (NR/Ba1)(a)(c)
	5,010,000	6.125		06/01/50	4,934,850
	Republic of Guatemala (BB-/Ba1)
	5,520,000	4.500	(a)	05/03/26	5,262,975
	5,430,000	4.500		05/03/26	5,177,166
	8,400,000	4.375	(a)	06/05/27	8,050,875
	550,000	4.375		06/05/27	527,141
	2,980,000	4.875		02/13/28	2,918,537
	2,620,000	4.900	(a)(c)	06/01/30	2,490,637

					29,362,181

Honduras – 1.3%
	Republic of Honduras (BB-/B1)
	6,930,000	8.750	(a)	12/16/20	6,899,682
	6,018,000	8.750		12/16/20	5,991,671
	1,310,000	7.500	(a)	03/15/24	1,268,653
	1,120,000	7.500		03/15/24	1,084,650

					15,244,656

Sovereign Debt Obligations – (continued)
Indonesia – 6.3%
	Perusahaan Penerbit SBSN (NR/Baa2)(a)
	24,200,000	4.150		03/29/27	24,230,250
	Perusahaan Penerbit SBSN (BBB/Baa2)(a)
	1,130,000	4.550		03/29/26	1,156,131
	33,470,000	4.400		03/01/28	33,919,753
	Perusahaan Penerbit SBSN Indonesia III (BBB/Baa2)
	9,930,000	4.550		03/29/26	10,159,631
	Republic of Indonesia (NR/Baa2)
	550,000	4.350		01/11/48	560,313
	Republic of Indonesia (BBB/Baa2)
	400,000	4.750	(a)	01/08/26	423,500
EUR	1,550,000	0.900		02/14/27	1,487,260
	$350,000	4.625		04/15/43	371,547

					72,308,385

Iraq(c) – 0.2%
	Republic of Iraq (NR/NR)
	2,430,000	5.800		01/15/28	1,844,522

Israel – 1.0%
	State of Israel (NR/NR)
	4,570,000	3.875		07/03/50	4,570,000
	State of Israel (AA-/A1)
	2,510,000	2.750		07/03/30	2,510,000
	1,840,000	3.375		01/15/50	1,789,510
	2,820,000	4.500		12/31/99	2,820,000

					11,689,510

Ivory Coast – 0.4%
	Republic of Ivory Coast (NR/Ba3)
EUR	2,370,000	6.625	(a)	03/22/48	2,221,791
	2,720,000	6.625		03/22/48	2,549,903

					4,771,694

Jamaica – 0.7%
	Republic of Jamaica (B+/B2)
	$7,700,000	7.875		07/28/45	8,123,500

Kazakhstan(a) – 0.2%
	Republic of Kazakhstan (BBB-/Baa3)
EUR	2,300,000	1.550		11/09/23	2,489,106

Kenya – 1.6%
	Republic of Kenya (B+/NR)
	$7,451,000	6.875		06/24/24	7,097,077
	Republic of Kenya (B+/B2u)
	4,200,000	7.000	(a)	05/22/27	3,885,000
	750,000	7.250	(a)	02/28/28	693,750
	6,380,000	8.000	(a)	05/22/32	5,917,450
	990,000	8.000		05/22/32	918,225

					18,511,502

Lebanon(d) – 0.5%
	Republic of Lebanon (NR/NR)
	3,663,000	6.750		11/29/27	659,340
	Republic of Lebanon (SD/NR)
	3,990,000	6.200		02/26/25	718,200
	2,020,000	6.650		04/22/24	373,700
	270,000	6.600		11/27/26	48,600

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)
Lebanon(d) – (continued)
	Republic of Lebanon (SD/NR) – (continued)
	$710,000	6.850%		03/23/27	$127,800
	1,220,000	6.650		11/03/28	219,600
	7,704,000	6.850		05/25/29	1,386,720
	10,123,000	6.650		02/26/30	1,822,140
	1,820,000	7.050		11/02/35	327,600
	150,000	7.250		03/23/37	27,000

					5,710,700

Macedonia – 1.5%
	Republic of Macedonia (BB-/NR)
EUR	2,060,000	5.625		07/26/23	2,499,880
	10,480,000	2.750	(a)	01/18/25	11,713,702
	2,710,000	2.750		01/18/25	3,029,020

					17,242,602

Mexico(c) – 0.3%
	United Mexican States (BBB/A3)
	$3,740,000	4.500		01/31/50	3,719,430

Mongolia – 0.5%
	Republic of Mongolia (B/B3)
	3,130,000	5.125		12/05/22	2,795,481
	Republic of Mongolia (B/B3u)
	3,860,000	5.625		05/01/23	3,442,638

					6,238,119

Morocco(a) – 0.2%
	Morocco Government International Bond (BBB-/Ba1u)
EUR	2,560,000	1.500		11/27/31	2,428,143

Mozambique – 0.1%
	Republic of Mozambique (NR/Caa2u)
	$2,060,000	5.000		09/15/31	1,552,725

Nigeria – 1.4%
	Republic of Nigeria (B-/B2)
	2,530,000	8.747	(a)	01/21/31	1,805,788
	8,390,000	7.875		02/16/32	5,846,781
	12,540,000	7.696	(a)	02/23/38	8,433,150

					16,085,719

Oman – 0.5%
	Republic of Oman (NR/Ba2)
	3,400,000	5.625		01/17/28	2,384,250
	4,250,000	6.750	(a)	01/17/48	2,794,375
	400,000	6.750		01/17/48	263,000

					5,441,625

Pakistan – 0.3%
	Republic of Pakistan (NR/B3)
	1,300,000	8.250		09/30/25	1,118,000
	Republic of Pakistan (B-/B3)
	2,954,000	6.875		12/05/27	2,440,669
	Republic of Pakistan (BBB+/Baa1)(c)
	4,520,000	4.500		04/01/56	4,915,500

					8,474,169

Panama – 0.5%
	Panama Notas del Tesoro (BBB+/NR)
	920,000	4.875		02/05/21	924,600

Sovereign Debt Obligations – (continued)
Papua New Guinea(a) – 0.1%
	Papua New Guinea Government International Bond (B/B2)
	1,450,000	8.375		10/04/28	1,327,112

Paraguay – 3.0%
	Republic of Paraguay (BB/NR)(a)
	4,590,000	5.600		03/13/48	4,618,687
	Republic of Paraguay (BB/Ba1)
	12,098,000	4.625		01/25/23	12,389,108
	3,930,000	5.000	(a)	04/15/26	4,002,459
	2,655,000	5.000		04/15/26	2,703,952
	2,770,000	4.700	(a)	03/27/27	2,789,044
	5,650,000	6.100		08/11/44	5,771,828
	3,050,000	5.400	(a)(c)	03/30/50	2,856,516

					35,131,594

Philippines – 0.3%
	Republic of Philippines (BBB+/Baa2)
EUR	1,120,000	0.000		02/03/23	1,161,133
	2,430,000	0.700		02/03/29	2,342,527

					3,503,660

Qatar – 1.4%
	Republic of Qatar (AA-/Aa3)
	$10,470,000	5.103	(a)	04/23/48	12,704,691
	2,950,000	4.817	(a)	03/14/49	3,478,234
	240,000	4.817		03/14/49	282,975

					16,465,900

Romania – 2.1%
	Republic of Romania (BBB-/Baa3)
EUR	900,000	3.375	(a)	01/28/50	884,991
	4,370,000	2.375	(a)	04/19/27	4,884,435
	7,360,000	2.875		05/26/28	8,426,813
	1,330,000	2.500		02/08/30	1,463,189
	2,320,000	2.124	(a)	07/16/31	2,339,636
	1,730,000	2.124		07/16/31	1,744,642
	2,270,000	2.000	(a)	01/28/32	2,262,612
	390,000	3.375	(a)	02/08/38	408,624
	1,920,000	4.625	(a)	04/03/49	2,247,268

					24,662,210

Russia – 2.0%
	Russian Federation Bond (NR/NR)
	$11,800,000	4.750		05/27/26	12,549,300
	3,200,000	4.375	(a)	03/21/29	3,424,000
	4,200,000	5.100	(a)	03/28/35	4,851,000
	Russian Federation Bond (BBB-/Baa3)(a)
	600,000	4.500		04/04/22	619,500
	2,000,000	4.875		09/16/23	2,130,000

					23,573,800

Saudi Arabia – 0.8%
	Saudi Government International Bond (NR/A1)
	1,770,000	2.750	(a)	02/03/32	1,637,250
	920,000	4.500		10/26/46	929,200
	2,850,000	4.625		10/04/47	2,914,125
	1,380,000	5.000		04/17/49	1,486,950
	1,770,000	3.750	(a)	01/21/55	1,628,400

					8,595,925

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)
Senegal(a) – 0.5%
	Republic of Senegal (B+/Ba3)
EUR	5,580,000	4.750%		03/13/28	$5,559,916

Serbia(a) – 0.4%
	Republic of Serbia (NR/NR)
	4,400,000	1.500		06/26/29	4,422,075

South Africa – 3.2%
	Republic of South Africa (NR/Ba1)
	$3,660,000	4.850		09/27/27	3,228,806
	3,350,000	5.650		09/27/47	2,479,000
	Republic of South Africa (BB/Ba1)
	20,055,000	5.875		09/16/25	19,227,731
	2,670,000	4.300		10/12/28	2,176,050
	5,670,000	4.850		09/30/29	4,621,050
	200,000	5.875		06/22/30	169,090
	1,590,000	6.250		03/08/41	1,276,969
	4,790,000	5.750		09/30/49	3,469,733

					36,648,429

Sri Lanka – 2.5%
	Republic of Sri Lanka (B/B2)
	15,260,000	5.750	(a)	04/18/23	9,484,090
	7,190,000	6.850	(a)	03/14/24	4,256,336
	3,370,000	6.350	(a)	06/28/24	1,983,470
	3,960,000	6.125		06/03/25	2,330,064
	6,010,000	6.850	(a)	11/03/25	3,297,987
	3,180,000	6.850		11/03/25	1,745,025
	1,690,000	6.750	(a)	04/18/28	925,275
	8,400,000	7.550	(a)	03/28/30	4,630,500

					28,652,747

Suriname(a) – 0.1%
	Republic of Suriname (CCC+/B3)
	1,190,000	9.250		10/26/26	855,907

Tajikistan – 0.0%
	Republic of Tajikistan (B-/B3)
	710,000	7.125		09/14/27	421,562

Tunisia(a) – 0.3%
	Banque Centrale de Tunisie International Bond (NR/NR)
EUR	760,000	6.375		07/15/26	682,088
	Banque Centrale de Tunisie International Bond (NR/B2)
	2,370,000	6.750		10/31/23	2,360,653

					3,042,741

Turkey – 3.9%
	Republic of Turkey (NR/B1)
	$10,523,000	5.750		03/22/24	9,829,140
	2,050,000	6.350		08/10/24	1,946,859
	5,380,000	4.250		03/13/25	4,573,000
EUR	5,290,000	3.250		06/14/25	5,033,940
	6,280,000	5.200		02/16/26	6,408,907
	$1,200,000	4.875		10/09/26	1,015,875
	4,780,000	6.000		03/25/27	4,278,100
	3,450,000	5.250		03/13/30	2,760,000
	7,640,000	5.750		05/11/47	5,519,136
	2,129,000	7.375		02/05/25	2,099,726
	2,300,000	6.000		01/14/41	1,796,875

					45,261,558

Sovereign Debt Obligations – (continued)
Ukraine – 4.0%
	Ukraine Government Bond (B/NR)
	1,190,000	8.994		02/01/24	1,091,825
	1,900,000	9.750		11/01/28	1,850,719
EUR	2,560,000	4.375	(a)	01/27/30	2,230,504
	$210,000	7.375		09/25/32	190,181
	12,688,000	0.001	(e)	05/31/40	9,389,120
	Ukraine Government Bond (B/Caa1u)
	2,910,000	7.750		09/01/21	2,793,600
	1,130,000	7.750		09/01/22	1,062,200
	9,490,000	7.750		09/01/23	8,873,150
	12,900,000	7.750		09/01/24	11,900,250
	7,000,000	7.750		09/01/25	6,326,250
	230,000	7.750		09/01/26	211,025
	360,000	7.750		09/01/27	329,850

					46,248,674

United Arab Emirates(a) – 0.3%
	Abu Dhabi Government International Bond (AA/NR)
	2,890,000	4.125		10/11/47	3,132,941

Uzbekistan(a) – 0.2%
	Republic of Uzbekistan (BB-/NR)
	510,000	4.750		02/20/24	501,234
	1,460,000	5.375		02/20/29	1,432,169

					1,933,403

Venezuela(c)(f) – 0.3%
	Debt and Asset Trading Corp. (NR/NR)
	4,680,000	1.000		10/10/25	3,621,150

Zambia – 0.2%
	Republic of Zambia (CCC/NR)
	7,024,000	5.375		09/20/22	2,745,945

	TOTAL SOVEREIGN DEBT OBLIGATIONS
	(Cost $925,109,680)				$723,247,208

Corporate Obligations – 24.9%
Argentina(a)(c) – 0.1%
	Telecom Argentina SA (NR/Caa1)
	$1,480,000	6.500%		06/15/21	$1,243,200

Azerbaijan – 0.1%
	State Oil Co. of the Azerbaijan Republic (BB-/Ba2)
	400,000	4.750		03/13/23	384,500
	State Oil Co. of the Azerbaijan Republic (BB-/NR)
	1,040,000	6.950		03/18/30	1,026,675

					1,411,175

Brazil – 1.5%
	Banco do Brasil SA (CCC+/NR)(c)(e) (10 Year CMT + 4.398%)
	5,210,000	6.250		04/15/49	4,089,850
	Banco do Brasil SA (CCC+/B2)(c)(e) (10 Year CMT + 6.362%)
	6,880,000	9.000		06/18/49	6,515,790
	Embraer Overseas Ltd. (BBB-/Ba1)
	890,000	5.696		09/16/23	760,950
	Itau Unibanco Holding SA (NR/Ba3)(a)
	850,000	3.250		01/24/25	780,045

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Brazil – (continued)
	Itau Unibanco Holding SA (BB-/B2)(a)(c)(e) (5 Year CMT + 3.222%)
	$3,860,000	4.625%		02/27/25	$3,155,550
	Samarco Mineracao SA (NR/WR)(d)
	3,185,000	4.125		11/01/22	1,178,450
	2,080,000	5.750		10/24/23	811,200
	800,000	5.375		09/26/24	312,000

					17,603,835

British Virgin Islands(c) – 0.7%
	Fortune Star BVI Ltd. (BB/NR)
	610,000	5.250		03/23/22	561,963
	260,000	6.750		07/02/23	233,188
	Huarong Finance 2017 Co. Ltd.(e) (-1x5 Year CMT + 6.983%)
	3,530,000	4.000		11/07/49	3,362,325
	Huarong Finance 2019 Co. Ltd.
	1,490,000	3.875		11/13/29	1,452,284
	1,900,000	3.375		02/24/30	1,797,281
	Sino-Ocean Land Treasure IV Ltd. (NR/Baa3)
	320,000	4.750		01/14/30	292,720
	Sunny Express Enterprises Corp. (NR/A3)(e) (-1x3 Year CMT + 4.762%)
	870,000	3.350		10/23/49	848,250

					8,548,011

Burundi – 0.3%
	Eastern & Southern African Trade & Development Bank (NR/Baa3)
	3,660,000	5.375		03/14/22	3,671,273

Chile – 0.5%
	Embotelladora Andina SA (BBB/NR)(a)
	506,000	5.000		10/01/23	508,530
	GNL Quintero SA (BBB/Baa2)
	1,060,000	4.634		07/31/29	1,025,550
	Inversiones CMPC SA (BBB-/NR)(a)(c)
	660,000	4.375		05/15/23	633,600
	Sociedad Quimica y Minera de Chile SA (BBB+/Baa1)(a)(c)
	3,291,000	4.375		01/28/25	3,144,962

					5,312,642

China – 0.5%
	China Evergrande Group (NR/NR)(g)
HKD	2,000,000	4.250		02/14/23	203,154
	China Evergrande Group (NR/B2)(c)
	$2,430,000	8.250		03/23/22	1,963,136
	China Evergrande Group (B/B2)(c)
	520,000	10.000		04/11/23	392,600
	Kaisa Group Holdings Ltd. (NR/NR)(c)
	1,250,000	8.500		06/30/22	1,025,391
	Kaisa Group Holdings Ltd. (NR/B2)(c)
	200,000	10.875		07/23/23	161,750
	260,000	11.950		11/12/23	214,710
	Sunac China Holdings Ltd. (B+/B1)(c)
	1,080,000	8.350		04/19/23	1,023,300
	Yuzhou Properties Co. Ltd. (NR/B1)(c)
	970,000	7.700		02/20/25	809,043

Corporate Obligations – (continued)
China – (continued)
	Zhenro Properties Group Ltd. (NR/NR)(c)
CNY	1,920,000	8.000		11/16/20	271,687

					6,064,771

Colombia – 0.9%
	Banco de Bogota SA (NR/Ba2)
	$6,870,000	6.250	(a)	05/12/26	6,560,850
	1,980,000	6.250		05/12/26	1,890,900
	Grupo Aval Ltd. (NR/Ba2)
	590,000	4.750		09/26/22	564,925
	1,530,000	4.375	(a)(c)	02/04/30	1,228,131

					10,244,806

Cyprus – 0.1%
	MHP SE (B/NR)
	1,910,000	7.750		05/10/24	1,593,059

Dominican Republic(a)(c) – 0.2%
	Aeropuertos Dominicanos Siglo XXI SA (BB-/B+)
	3,220,000	6.750		03/30/29	2,125,200

Ecuador(a)(f) – 0.0%
	Petroamazonas EP (NR/NR)
	380,003	4.625		11/06/20	189,764

India – 0.7%
	Adani Electricity Mumbai Ltd. (BBB-/NR)(a)
	2,750,000	3.949		02/12/30	2,261,875
	Greenko Investment Co. (B+/NR)(a)(c)
	3,290,000	4.875		08/16/23	2,673,125
	Reliance Industries Ltd. (BBB+/Baa2)
	550,000	4.125		01/28/25	547,938
	1,090,000	3.667	(a)	11/30/27	1,021,140
	ReNew Power Synthetic (BB-/NR)(c)
	2,650,000	6.670		03/12/24	2,107,578

					8,611,656

Indonesia – 0.1%
	Perusahaan Gas Persero Tbk PT (BBB-/Baa2)
	560,000	5.125		05/16/24	546,175

Ireland – 0.6%
	Credit Bank of Moscow Via CBOM Finance PLC (BB-/Ba3)(a)
	3,010,000	5.550		02/14/23	2,544,955
	Credit Bank of Moscow Via CBOM Finance PLC (BB-/NR)(a)
	430,000	4.700		01/29/25	328,155
	Credit Bank of Moscow Via CBOM Finance PLC (NR/NR)(c)(e) (5 Year USD Swap + 5.416%)
	310,000	7.500		10/05/27	223,781
	Phosagro OAO Via Phosagro Bond Funding DAC (BBB-/Baa3)(a)
	3,610,000	3.949		04/24/23	3,576,156

					6,673,047

Ivory Coast – 0.6%
	Brazil Minas SPE via State of Minas Gerais (BB-/NR)(a)(f)
	2,800,000	5.333		02/15/28	2,813,125
	Comunicaciones Celulares SA Via Comcel Trust (NR/Ba1)(c)
	3,980,000	6.875		02/06/24	3,807,119

					6,620,244

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Jamaica(c) – 0.3%
	Digicel Group Two Ltd. (NR/Ca)(a)
	$263,000	8.250%		09/30/22	$34,275
	Digicel Ltd. (NR/Caa2)
	2,670,000	6.000		04/15/21	1,441,800
	3,860,000	6.000	(a)	04/15/21	2,084,400

					3,560,475

Japan(c)(e) – 0.1%
	SoftBank Group Corp. (B+/B2u) (5 Year USD ICE Swap + 4.226%)
	1,310,000	6.000		07/19/49	1,018,525

Luxembourg – 0.9%
	Gazprom PJSC Via Gaz Capital SA (BBB-/Baa2)
	2,180,000	5.150	(a)	02/11/26	2,270,606
	490,000	5.150		02/11/26	510,366
	410,000	8.625	(g)	04/28/34	563,878
	3,970,000	7.288		08/16/37	5,046,862
	MHP Lux SA (B/NR)
	380,000	6.950		04/03/26	318,488
	Rede D’or Finance Sarl (BB-/NR)(a)(c)
	1,500,000	4.500		01/22/30	1,290,000

					10,000,200

Mauritius – 0.5%
	Greenko Investment Co. (B+/NR)(c)
	200,000	4.875		08/16/23	162,500
	MTN Mauritius Investments Ltd. (BB/Ba1)
	3,390,000	5.373		02/13/22	3,173,887
	1,790,000	4.755		11/11/24	1,604,847
	1,150,000	6.500	(a)	10/13/26	1,095,016

					6,036,250

Mexico – 4.8%
	Banco Mercantil del Norte SA (BB-/Ba2)(a)(c)(e)
	(10 Year CMT + 5.470%)
	1,350,000	7.500		06/27/49	1,026,000
	(5 Year CMT + 4.967%)
	3,820,000	6.750		09/27/49	2,913,514
	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand (NR/A3)
	730,000	4.125		11/09/22	703,743
	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand (NR/Baa3)(a)(c)(e) (5 Year CMT + 2.995%)
	1,090,000	5.950		10/01/28	1,013,700
	BBVA Bancomer SA (BB/NR)(a)(c)(e) (5 Year CMT + 2.650%)
	3,080,000	5.125		01/18/33	2,550,240
	Coca-Cola Femsa SAB de CV (NR/A2)(c)
	1,230,000	2.750		01/22/30	1,183,875
	Mexico City Airport Trust (BBB/Baa3)(c)
	1,180,000	4.250	(a)	10/31/26	1,045,775
	1,409,000	4.250		10/31/26	1,248,726
	5,200,000	3.875	(a)	04/30/28	4,347,200
	2,190,000	5.500	(a)	10/31/46	1,773,900
	722,000	5.500		10/31/46	584,820
	10,548,000	5.500		07/31/47	8,707,374

Corporate Obligations – (continued)
Mexico – (continued)
	Petroleos Mexicanos (BBB/Baa3)
EUR	13,560,000	5.125		03/15/23	12,833,531
	$2,050,000	6.875		08/04/26	1,552,875
	3,520,000	6.490	(a)(c)	01/23/27	2,596,000
	970,000	6.490	(c)	01/23/27	715,375
	2,450,000	6.500		03/13/27	1,801,133
	2,800,000	5.350		02/12/28	1,946,000
	997,000	5.950	(a)(c)	01/28/31	685,537
	365,000	6.750		09/21/47	239,075
	2,091,000	6.350		02/12/48	1,306,875
	4,093,000	7.690	(a)(c)	01/23/50	2,803,705
	3,043,000	6.950	(a)(c)	01/28/60	2,015,987
	Unifin Financiera SAB de CV (BB-/NR)(a)(c)
	230,000	7.375		02/12/26	144,900

					55,739,860

Netherlands – 2.0%
	Bharti Airtel International Netherlands B.V. (BBB-/Ba1)
	550,000	5.125		03/11/23	538,313
	1,020,000	5.350		05/20/24	983,344
	Embraer Netherlands Finance B.V. (BBB/NR)
	330,000	5.400		02/01/27	288,750
	Greenko Dutch B.V. (NR/Ba1)(c)
	690,000	4.875		07/24/22	611,297
	260,000	5.250	(a)	07/24/24	208,603
	IHS Netherlands Holdco B.V. (B-/B2)(a)(c)
	490,000	7.125		03/18/25	414,050
	400,000	8.000		09/18/27	336,080
	Lukoil International Finance B.V. (BBB/Baa2)
	1,450,000	4.563		04/24/23	1,465,769
	Lukoil International Finance B.V. (BBB/NR)
	1,090,000	4.750		11/02/26	1,105,914
	Metinvest B.V. (B/NR)(c)
	301,000	7.750	(a)	04/23/23	216,720
	520,000	7.750		04/23/23	374,400
	MV24 Capital B.V. (BB/NR)(a)
	1,518,532	6.748		06/01/34	1,197,837
	NE Property B.V. (BBB/NR)(c)
EUR	980,000	1.750		11/23/24	985,403
	Petrobras Global Finance B.V. (BB-/Ba2)
	$5,160,000	5.999		01/27/28	4,997,460
	1,820,000	6.850		12/31/99	1,693,000
	Prosus NV (BBB-/Baa3)(c)
	460,000	5.500		07/21/25	449,075
	3,220,000	3.680	(a)	01/21/30	2,923,760
	Syngenta Finance NV (BBB-/Ba2)(a)(c)
	4,640,000	5.676		04/24/48	3,742,114

					22,531,889

Pakistan – 0.6%
	The Third Pakistan International Sukuk Co. Ltd. (NR/B3)
	2,130,000	5.500		10/13/21	2,056,781
	The Third Pakistan International Sukuk Co. Ltd. (B-/B3)
	5,200,000	5.625		12/05/22	4,854,200

					6,910,981

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Panama(a) – 0.0%
	Autoridad del Canal de Panama (A/A1)
	$380,000	4.950%		07/29/35	$435,100

Peru – 1.4%
	ABY Transmision Sur SA (BBB/NR)(a)
	5,054,220	6.875		04/30/43	6,573,013
	Banco de Credito del Peru (BBB+/NR)(a)(c)
	4,290,000	2.700		01/11/25	3,936,075
	Corp. Lindley SA (BBB/NR)
	3,560,000	6.750		11/23/21	3,493,250
	1,630,000	6.750	(a)	11/23/21	1,599,437
	120,000	4.625	(a)	04/12/23	114,563

					15,716,338

Qatar – 0.0%
	QNB Finance Ltd. (A/Aa3)
	200,000	3.500		03/28/24	197,688

Singapore(c)(h) – 0.0%
	Eterna Capital Pte Ltd. (CCC+p/Caa2)
	378,851	8.000		12/11/22	203,500
	Innovate Capital Pte Ltd. (NR/NR)
	612,177	6.000		12/11/24	199,854

					403,354

South Africa – 0.2%
	Eskom Holdings SOC Ltd. (CCC+/Caa1)
	520,000	6.750		08/06/23	380,250
	800,000	7.125		02/11/25	569,000
	Eskom Holdings SOC Ltd. (BB/Ba1)(f)
	1,470,000	6.350		08/10/28	1,249,353

					2,198,603

Thailand(a)(c) – 0.1%
	PTTEP Treasury Center Co. Ltd. (NR/Baa1)
	1,040,000	2.993		01/15/30	994,500

Turkey – 1.2%
	Akbank T.A.S. (NR/Caa2)(c)(e) (5 Year USD Swap + 4.029%)
	564,000	6.797		04/27/28	435,338
	TC Ziraat Bankasi A/S (NR/B2)
	500,000	5.125		05/03/22	453,594
	770,000	5.125	(a)	09/29/23	670,862
	Turkiye Vakiflar Bankasi TAO (NR/B2)
	1,090,000	8.125	(a)	03/28/24	1,047,348
	250,000	8.125		03/28/24	240,218
	1,080,000	5.250	(a)	02/05/25	912,600
	Yapi ve Kredi Bankasi A/S (NR/B2)
	1,820,000	6.100		03/16/23	1,686,344
	200,000	5.850		06/21/24	176,250
	4,610,000	8.250	(a)	10/15/24	4,339,162
	Yapi ve Kredi Bankasi A/S (NR/Caa3u)(c)(e) (5 Year USD Swap + 11.245%)
	4,330,000	13.875		01/15/49	4,244,753

					14,206,469

United Arab Emirates – 2.5%
	Abu Dhabi Crude Oil Pipeline LLC (AA/NR)(a)
	14,990,000	4.600		11/02/47	15,102,425

Corporate Obligations – (continued)
United Arab Emirates – (continued)
	Dolphin Energy Ltd. LLC (NR/A2)
	2,580,000	5.500		12/15/21	2,580,806
	DP World PLC (NR/Baa1)(g)
	7,600,000	1.750		06/19/24	7,479,540
	NBK Tier 1 Financing 2 Ltd. (NR/Baa3)(a)(c)(e) (6 Year USD Swap + 2.832%)
	2,480,000	4.500		11/27/49	2,225,304
	Sharjah Sukuk Program Ltd. (BBB/Baa2)
	1,370,000	4.226		03/14/28	1,356,163

					28,744,238

United Kingdom – 1.4%
	European Bank for Reconstruction & Development (NR/NR)
UAH	160,000,000	16.950		04/03/20	5,792,379
	Gazprom PJSC Via Gaz Finance PLC (BBB-/Baa2)(a)
	$11,140,000	3.250		02/25/30	10,360,188

					16,152,567

United States – 1.3%
	Brazil Loan Trust 1 (BB-/NR)(a)(f)
	5,405,162	5.477		07/24/23	5,324,084
	Reliance Holding USA, Inc. (BBB+/Baa2)
	6,180,000	5.400		02/14/22	6,324,844
	Sasol Financing USA LLC (BB/Ba2)(c)
	6,720,000	5.875		03/27/24	2,753,856

					14,402,784

Venezuela(d) – 0.7%
	Petroleos de Venezuela SA (NR/NR)
	138,210,000	6.000		10/28/22	4,146,300
	Petroleos de Venezuela SA (D/NR)
	41,690,000	6.000		05/16/24	2,501,400
	3,387,934	6.000		11/15/26	203,276
	19,170,000	5.375		04/12/27	1,150,200
	Petroleos de Venezuela SA (CCC-/NR)
	2,180,000	5.500		04/12/37	130,800

					8,131,976

	TOTAL CORPORATE OBLIGATIONS
	(Cost $384,253,533)				$287,840,655

Shares	Dividend Rate	Value

Investment Company(i) – 6.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
70,293,308	0.333%	$70,293,308
(Cost $70,293,308)

TOTAL INVESTMENTS – 93.7% (Cost $1,379,656,521)		$1,081,381,171

OTHER ASSETS IN EXCESS OF LIABILITIES – 6.3%		73,233,085

NET ASSETS – 100.0%		$1,154,614,256

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2020.

(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(d)	Security is currently in default and/or non-income producing.

(e)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2020.

(f)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $13,197,476, which represents approximately 1.1% of the Fund’s net assets as of March 31, 2020.

(g)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on March 31, 2020.

(h)	Pay-in-kind securities.

(i)	Represents an affiliated fund.

Security ratings disclosed, if any, are obtained from Standard & Poor’s /Moody’s Investor Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
CZK	—Czech Koruna
DOP	—Dominican Peso
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
UAH	—Ukraine Hryvna
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
CMT	—Constant Maturity Treasury Indexes
EURO	—Euro Offered Rate
JIBAR	—Johannesburg Interbank Agreed Rate
LLC	—Limited Liability Company
MTN	—Medium Term Note
NR	—Not Rated
PLC	—Public Limited Company
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2020, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	AUD	4,567,486	CAD	3,924,274	06/17/20	$19,452
	AUD	7,806,238	USD	4,606,423	06/17/20	196,176
	CAD	7,554,575	EUR	4,837,174	06/17/20	21,310
	CAD	7,504,640	JPY	560,912,483	06/17/20	102,692
	CAD	21,729,776	USD	15,096,604	06/17/20	355,612
	CHF	4,131,640	USD	4,262,544	06/17/20	46,006
	CLP	2,775,890,828	USD	3,230,936	05/22/20	16,961
	COP	10,829,386,002	USD	2,650,364	04/07/20	14,259

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC (continued)	EUR	2,289,544	CAD	3,559,091	06/17/20	$1,762
	EUR	5,244,000	CHF	5,517,475	06/17/20	47,110
	EUR	15,334,396	CZK	410,177,167	06/17/20	441,487
	EUR	1,410,025	HUF	475,657,830	06/17/20	102,780
	EUR	12,550,691	NOK	138,524,224	06/17/20	555,288
	EUR	1,565,795	PLN	6,824,910	06/17/20	82,776
	EUR	33,517,071	SEK	355,778,246	06/17/20	1,050,035
	EUR	35,583,850	USD	38,302,352	06/17/20	1,059,960
	GBP	8,594,710	USD	10,233,930	06/17/20	456,044
	HUF	1,104,846,738	USD	3,362,699	06/17/20	21,511
	IDR	47,094,323,410	USD	2,876,165	04/07/20	22,482
	ILS	78,470,746	USD	21,395,530	06/17/20	846,859
	INR	224,233,109	USD	2,883,000	04/28/20	59,590
	JPY	914,752,765	USD	8,395,813	06/17/20	139,815
	KRW	9,261,850,868	USD	7,489,929	04/21/20	116,342
	KRW	3,175,212,606	USD	2,542,061	06/02/20	67,734
	MXN	56,322,881	USD	2,284,968	06/17/20	62,047
	NOK	39,437,851	EUR	3,384,462	06/17/20	50,670
	NOK	78,590,231	USD	7,143,394	06/17/20	418,157
	NZD	9,901,850	USD	5,842,111	06/17/20	62,664
	PLN	4,964,383	EUR	1,078,066	06/17/20	7,134
	TWD	226,547,388	USD	7,493,956	04/17/20	15,982
	USD	9,734,876	AUD	15,262,348	06/17/20	345,087
	USD	15,066,004	BRL	69,906,126	04/02/20	1,614,277
	USD	2,642,031	BRL	13,444,933	05/05/20	60,752
	USD	42,728,877	CAD	58,385,047	06/17/20	1,210,809
	USD	35,612,884	CHF	33,302,815	06/17/20	884,106
	USD	1,239,619	CLP	970,534,693	04/21/20	105,009
	USD	2,956,465	CNH	20,613,508	06/17/20	52,820
	USD	9,976,519	COP	34,319,931,684	04/07/20	1,531,936
	USD	5,610,364	CZK	126,772,478	06/17/20	504,200
	USD	25,843,888	EUR	23,018,158	06/17/20	381,550
	USD	26,383,168	HUF	7,886,456,508	06/17/20	2,226,492
	USD	16,956,371	IDR	241,580,669,060	04/07/20	2,087,123
	USD	4,610,650	IDR	65,886,523,410	05/28/20	606,688
	USD	40,740,295	ILS	139,128,938	06/17/20	1,304,454
	USD	5,941,393	INR	443,435,840	04/16/20	118,618
	USD	3,728,507	INR	280,535,018	04/20/20	45,552
	USD	12,805,468	INR	955,434,222	04/28/20	267,394
	USD	6,757,888	JPY	710,047,490	06/17/20	132,380
	USD	13,684,461	KRW	16,351,470,762	04/21/20	255,860
	USD	27,868,909	MXN	531,245,356	04/27/20	5,568,428
	USD	12,613,903	MXN	283,111,347	06/17/20	816,450
	USD	26,668,567	NZD	42,152,195	06/17/20	1,531,920
	USD	12,367,770	PLN	50,196,537	05/21/20	237,225
	USD	11,230,358	RUB	841,654,252	05/22/20	536,601
	USD	3,517,377	SEK	34,204,539	06/17/20	53,832
	USD	9,370,506	THB	296,338,991	06/17/20	337,364
	USD	1,585,132	TRY	9,808,321	04/20/20	110,862
	USD	4,545,062	TRY	28,986,767	05/04/20	206,975
	USD	3,085,482	TRY	19,161,454	05/11/20	223,248
	USD	4,651,246	TRY	28,926,343	05/12/20	331,555

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC (continued)	USD	1,546,629	TRY	9,639,534	05/14/20	$107,894
	USD	3,139,132	TRY	19,576,840	05/20/20	221,943
	USD	4,660,525	TRY	29,353,739	05/27/20	294,692
	USD	1,520,687	TRY	9,532,958	06/04/20	105,630
	USD	4,020,010	TRY	25,828,159	06/17/20	200,607
	USD	1,646,800	TRY	10,908,777	06/19/20	34,576
	USD	24,653,659	TWD	735,279,729	04/17/20	279,490
	USD	4,563,713	TWD	136,875,327	04/20/20	24,301
	USD	17,752,695	ZAR	301,852,214	06/17/20	1,048,173

TOTAL						$32,467,570

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	AUD	4,711,489	EUR	2,708,375	06/17/20	$(97,334)
	AUD	4,620,938	JPY	310,707,217	06/17/20	(56,313)
	AUD	16,186,442	USD	10,596,859	06/17/20	(638,545)
	BRL	69,906,125	USD	14,692,359	04/02/20	(1,240,633)
	BRL	2,637,605	USD	518,265	05/05/20	(11,874)
	CAD	5,220,817	GBP	3,072,237	06/17/20	(108,638)
	CAD	3,698,845	JPY	285,180,955	06/17/20	(30,767)
	CAD	21,601,794	USD	15,737,498	06/17/20	(376,292)
	CHF	1,192,456	AUD	2,091,992	06/17/20	(43,532)
	CHF	7,692,918	EUR	7,278,860	06/17/20	(29,450)
	CHF	3,532,944	GBP	3,052,380	06/17/20	(112,287)
	CHF	34,347,557	USD	36,706,199	06/17/20	(887,945)
	CNH	6,556,044	USD	940,051	06/17/20	(16,558)
	COP	23,490,545,682	USD	6,895,194	04/07/20	(1,115,232)
	COP	15,215,762,952	USD	4,428,078	05/08/20	(692,571)
	CZK	629,518,209	EUR	24,828,168	06/17/20	(2,108,695)
	CZK	72,539,785	USD	3,114,071	06/17/20	(192,300)
	EUR	2,131,835	AUD	3,884,619	06/17/20	(31,713)
	EUR	3,168,133	CAD	4,948,001	06/17/20	(14,023)
	EUR	1,078,066	CZK	29,947,560	06/17/20	(13,693)
	EUR	4,292,761	GBP	3,931,269	06/17/20	(141,069)
	EUR	1,048,065	JPY	125,543,454	06/17/20	(12,103)
	EUR	6,153,995	NOK	76,627,065	06/17/20	(565,212)
	EUR	8,766,846	USD	9,875,449	05/14/20	(189,507)
	EUR	85,309,523	USD	96,080,269	06/17/20	(1,712,173)
	GBP	11,699,691	USD	15,006,023	06/17/20	(454,121)
	HUF	5,160,297,064	EUR	14,809,320	06/17/20	(575,554)
	HUF	810,819,326	USD	2,622,331	06/17/20	(138,744)
	IDR	194,486,345,649	USD	14,095,359	04/07/20	(2,124,759)
	IDR	85,025,959,928	USD	6,087,198	05/28/20	(920,122)
	IDR	21,348,636,178	USD	1,482,338	06/08/20	(187,655)
	ILS	62,502,898	USD	18,068,325	06/17/20	(351,994)
	INR	585,573,036	USD	7,804,654	04/20/20	(117,058)
	INR	609,451,252	USD	8,363,725	04/28/20	(365,953)
	JPY	276,534,198	EUR	2,351,427	06/17/20	(20,752)
	JPY	3,205,895,625	USD	30,570,233	06/17/20	(655,776)

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC (continued)	KRW	11,520,021,394	USD	9,692,745	04/21/20	$(231,959)
	MXN	297,880,203	USD	14,695,873	04/27/20	(2,191,536)
	MXN	638,275,728	USD	29,542,290	06/17/20	(2,944,887)
	NOK	123,390,057	EUR	11,617,286	06/17/20	(978,902)
	NOK	45,024,167	USD	4,806,300	06/17/20	(474,304)
	NZD	7,369,341	EUR	4,062,705	06/17/20	(99,539)
	NZD	29,981,499	USD	18,708,475	06/17/20	(829,588)
	PLN	7,495,220	EUR	1,645,936	06/17/20	(9,443)
	PLN	50,575,097	USD	13,300,908	06/17/20	(1,079,124)
	RUB	986,255,902	USD	14,160,464	05/22/20	(1,629,451)
	SEK	335,415,849	EUR	31,292,753	06/17/20	(651,421)
	SEK	57,489,029	USD	6,136,792	06/17/20	(315,464)
	THB	84,680,138	USD	2,663,710	06/17/20	(82,451)
	TRY	15,950,856	USD	2,526,371	04/20/20	(128,828)
	TRY	36,945,355	USD	5,661,473	05/04/20	(132,323)
	TRY	10,512,487	USD	1,695,013	05/11/20	(124,715)
	TRY	19,425,352	USD	3,129,245	05/12/20	(228,376)
	TRY	9,424,103	USD	1,517,080	05/14/20	(110,499)
	TRY	9,615,359	USD	1,532,657	05/27/20	(102,548)
	TRY	6,504,656	USD	1,034,785	06/04/20	(69,244)
	TRY	15,497,783	USD	2,408,163	06/17/20	(116,391)
	TWD	712,861,761	USD	23,720,982	04/17/20	(89,956)
	TWD	128,508,564	USD	4,275,298	04/20/20	(13,366)
	USD	5,965,746	AUD	10,101,795	06/17/20	(249,136)
	USD	3,259,455	CAD	4,620,064	06/17/20	(25,910)
	USD	1,198,951	CLP	1,037,691,711	05/22/20	(15,188)
	USD	2,643,409	COP	10,829,386,002	05/08/20	(15,232)
	USD	202,589,453	EUR	186,670,608	05/14/20	(3,651,279)
	USD	17,553,110	EUR	16,054,896	06/17/20	(206,574)
	USD	12,276,358	GBP	10,130,221	06/17/20	(323,462)
	USD	2,842,315	IDR	47,094,323,410	05/28/20	(19,634)
	USD	1,996,998	INR	154,379,917	04/28/20	(28,915)
	USD	10,247,426	JPY	1,111,661,933	06/17/20	(125,576)
	USD	2,381,815	KRW	2,952,750,935	04/21/20	(43,124)
	USD	10,535,778	MXN	256,611,232	06/17/20	(157,396)
	USD	960,399	NOK	10,414,254	06/17/20	(41,607)
	USD	2,333,831	RUB	189,526,945	05/22/20	(74,230)
	USD	1,151,836	SEK	11,405,537	06/17/20	(3,087)
	USD	8,439,444	TWD	255,152,278	04/17/20	(18,732)
	ZAR	52,376,345	USD	3,564,278	04/15/20	(642,810)
	ZAR	171,396,018	USD	9,983,338	06/17/20	(498,269)

TOTAL						$(35,125,423)

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At March 31, 2020, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Ultra Long U.S. Treasury Bonds	393	06/19/20	$87,196,875	$6,599,412
Ultra 10 Year U.S. Treasury Notes	572	06/19/20	89,249,875	5,111,033
2 Year U.S. Treasury Notes	355	06/30/20	78,235,898	488,097
5 Year U.S. Treasury Notes	825	06/30/20	103,421,484	3,565,129
10 Year U.S. Treasury Notes	52	06/19/20	7,211,750	42,585
20 Year U.S. Treasury Bonds	68	06/19/20	12,176,250	837,497

Total				$16,643,753
Short position contracts:
Eurodollars	(2)	12/14/20	(498,300)	(8,797)

TOTAL FUTURES CONTRACTS				$16,634,956

SWAP CONTRACTS — At March 31, 2020, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
1M BID Avg(a)	5.440%	01/03/22	BRL	384,655		$1,871,200	$489,424	$1,381,776
Mexico IB THE 28D(a)	6.000	06/15/22	MXN	920,180	(b)	217,220	12,088	205,132
3M JIBAR(c)	6.500	06/17/22	ZAR	1,128,010	(b)	1,416,535	136,691	1,279,844
6.244%(d)	1M BID Average	01/02/23	BRL	46,950		(205,263)	—	(205,263)
6.943(a)	1M BID Average	01/02/23		23,350		(180,108)	—	(180,108)
7.223(a)	1M BID Average	01/02/23		33,950		(290,940)	—	(290,940)
1M BID Avg(d)	5.750	01/02/23		80,805		225,783	106,436	119,347
1M BID Avg(a)	6.660	01/02/23		11,448		89,464	20,236	69,228
0.250(f)	6M EURO(e)	03/18/23	EUR	21,570		(51,815)	(20,993)	(30,822)
1M BID Avg(d)	5.330	01/02/24	BRL	83,950		(356,076)	(17,091)	(338,985)
0.000(f)	6M EURO(e)	03/18/24	EUR	8,840		(111,225)	(90,889)	(20,336)
6.260(a)	1M BID Average	01/02/25	BRL	8,300		11,675	(7,295)	18,970
0.000(f)	6M EURO(e)	03/18/25	EUR	470		(6,320)	(7,380)	1,060
3M LIBOR(c)	2.500	06/17/25	CNY	351,120		534,345	44,596	489,749
1.400(f)	6M WIBOR(e)	06/17/25	PLN	98,900	(b)	(654,255)	(122,219)	(532,036)
6M EURO(f)	0.250(e)	03/18/27	EUR	14,030		(2,245)	(39)	(2,206)
0.250(f)	6M EURO(e)	03/18/27		20,480		(650,835)	(497,861)	(152,974)
6M EURO(f)	0.500(e)	03/18/30		12,720		(2,035)	(53,204)	51,169
0.500(f)	6M EURO(e)	03/18/30		12,720		(752,323)	(989,588)	237,265
6M EURO(f)	0.750(e)	03/18/40		30		3,499	5,096	(1,597)
1.000(f)	6M EURO(e)	03/18/50		1,670		(455,804)	(255,225)	(200,579)

TOTAL						$650,477	$(1,247,217)	$1,897,694

(a)	Payments made monthly.
(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2020.
(c)	Payments made quarterly.
(d)	Payments made at maturity.
(e)	Payments made annually.
(f)	Payments made semi-annually.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/ Index	Financing Rate (Paid) Received by the Fund(a)	Credit Spread at March 31, 2020(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
People’s Republic of China, 7.500%, 10/28/27	(1.000)%	0.089%	Barclays Bank PLC	06/20/21	$7,030	$(81,150)	$9,324	$(90,474)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.074	BofA Securities LLC	12/20/20	9,500	(67,301)	12,095	(79,396)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.089	BofA Securities LLC	06/20/21	8,370	(96,618)	23,949	(120,567)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.074	Citibank NA	12/20/20	20,690	(146,575)	31,233	(177,808)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.089	Citibank NA	06/20/21	51,990	(600,138)	93,870	(694,008)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.173	Citibank NA	06/20/22	2,550	(47,895)	(17,093)	(30,802)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.074	Deutsche Bank AG (London)	12/20/20	5,280	(37,405)	6,987	(44,392)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.089	Deutsche Bank AG (London)	06/20/21	28,030	(323,560)	26,568	(350,128)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.101	Deutsche Bank AG (London)	12/20/21	15,570	(247,929)	19,947	(267,876)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.074	JPMorgan Securities, Inc.	12/20/20	18,200	(128,935)	19,350	(148,285)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.089	JPMorgan Securities, Inc.	06/20/21	21,650	(249,913)	18,604	(268,517)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.173	JPMorgan Securities, Inc.	06/20/22	2,820	(52,946)	(13,703)	(39,243)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.089	UBS AG (London)	06/20/21	18,520	(213,782)	20,837	(234,619)

Protection Sold:
Republic of Chile, 3.875%, 08/05/20	1.000	0.420	Citibank NA	12/20/20	11,510	53,240	(22,624)	75,864
Republic of Colombia, 10.375%, 01/28/33	1.000	1.597	Citibank NA	12/20/22	3,940	(63,137)	—	(63,137)
Republic of Colombia, 10.375%, 01/28/33	1.000	1.597	JPMorgan Securities, Inc.	12/20/22	3,600	(57,689)	905	(58,594)
Ukraine Government, 7.375%, 09/25/32	5.000	8.208	Deutsche Bank AG (London)	12/20/23	3,820	(374,422)	(249,856)	(124,566)
Ukraine Government, 7.750%, 09/01/23	5.000	8.241	Barclays Bank PLC	12/20/24	1,810	(216,898)	140,025	(356,923)

TOTAL						$(2,953,053)	$120,418	$(3,073,471)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received by the Fund(a)	Credit Spread at March 31, 2020(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
Federative Republic of Brazil, 4.250%, 01/07/25	1.000%	0.810%	06/20/20	$2,970	$2,183	$3,344	$(1,161)
Federative Republic of Brazil, 4.250%, 01/07/25	1.000	2.297	06/20/24	8,940	(471,096)	(138,062)	(333,034)
Federative Republic of Brazil, 4.250%, 01/07/25	1.000	2.469	12/20/24	21,780	(1,436,849)	(185,426)	(1,251,423)
Kingdom of Saudi Arabia, 2.375%, 10/26/21	1.000	1.576	06/20/24	27,560	(637,952)	146,470	(784,422)
Republic of Abu Dhabi, 3.125%, 08/03/26	1.000	1.108	12/20/24	4,140	(19,217)	107,118	(126,335)
Republic of Chile, 3.875%, 08/05/20	1.000	1.083	06/20/24	2,020	(5,042)	52,201	(57,243)
Republic of Chile, 3.875%, 08/05/20	1.000	1.175	12/20/24	12,630	(97,593)	300,704	(398,297)
Republic of Colombia, 10.375%, 01/28/33	1.000	1.830	12/20/23	29,500	(885,935)	(345,447)	(540,488)
Republic of Colombia, 10.375%, 01/28/33	1.000	1.953	06/20/24	2,730	(104,260)	(1,377)	(102,883)
Republic of Indonesia, 5.875%, 03/13/20	1.000	1.736	06/20/24	11,960	(352,974)	37,158	(390,132)
Republic of Indonesia, 5.875%, 03/13/20	1.000	1.923	12/20/24	6,430	(263,858)	8,019	(271,877)
Republic of Peru, 8.750%, 11/21/33	1.000	0.972	06/20/24	16,310	24,219	252,628	(228,409)
Republic of Peru, 8.750%, 11/21/33	1.000	1.094	12/20/24	11,830	(47,156)	156,494	(203,650)
Republic of the Philippines, 10.625%, 03/16/25	1.000	0.777	12/20/23	9,460	80,769	9,996	70,773
Republic of the Philippines, 10.625%, 03/16/25	1.000	0.974	12/20/24	2,270	3,433	(19,987)	23,420
Republic of Turkey, 11.875%, 01/15/30	1.000	0.000	06/20/25	5,620	(1,082,966)	(1,084,838)	1,872
Russian Federation, 7.500%, 03/31/30	1.000	1.841	12/20/24	26,630	(1,005,315)	(702,276)	(303,039)
State of Qatar, 9.750%, 06/15/30	1.000	1.138	06/20/24	8,010	(42,885)	147,125	(190,010)
State of Qatar, 9.750%, 06/15/30	1.000	1.209	12/20/24	17,410	(161,600)	(164,535)	2,935
United Mexican States, 4.150%, 03/28/27	1.000	2.035	06/20/24	11,760	(488,162)	(134,535)	(353,627)

TOTAL					$(6,992,256)	$(1,555,226)	$(5,437,030)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

Abbreviations:
1M BID Avg	—1 month Brazilian Interbank Deposit Average
BofA Securities LLC	—Bank of America Securities LLC
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
Mexico IB TIIE 28D	—Mexico Interbank TIIE 28 Days

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments

March 31, 2020

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans(a)(b) – 2.5%
Automotive – 0.3%
Adient US LLC (BB-/Ba3) (3M LIBOR + 4.000%)
$2,540,800	5.450%		05/06/24	$2,197,792
Panther BF Aggregator 2 LP (B/Ba3)(c) (1M LIBOR + 3.500%)
2,885,500	4.441		04/30/26	2,625,805

				4,823,597

Commercial Services – 0.2%
Prime Security Services Borrower LLC (BB-/Ba3) (1M LIBOR + 3.250%)
3,432,750	4.606		09/23/26	3,065,446

Gaming – 0.1%
Mohegan Tribal Gaming Authority (B-/B2) (1M LIBOR + 4.375%)
2,369,484	5.375		10/13/23	1,670,486

Health Care – Services – 0.1%
Team Health Holdings, Inc. (B-/Caa1) (1M LIBOR + 2.750%)
4,011,545	3.750		02/06/24	2,507,216

Media – Cable – 0.2%
Altice France SA (B/B2) (1M LIBOR + 3.688%)
3,880,528	4.392		01/31/26	3,608,891

Packaging – 0.2%
Charter NEX US, Inc. (B/B2) (1M LIBOR + 3.000%)
3,781,008	4.000		05/16/24	3,194,952

Restaurants – 0.1%
CEC Entertainment, Inc. (B-/B3) (3M LIBOR + 6.500%)
2,363,125	7.572		08/30/26	1,252,456

Retailers – 0.2%
Staples, Inc. (B+/B1) (1M LIBOR + 5.000%)
5,731,688	6.515		04/16/26	4,499,374

Services Cyclical – Business Services – 0.1%
Travelport Finance (Luxembourg) S.a.r.l. (B/B3) (3M LIBOR + 5.000%)
4,402,875	6.072		05/29/26	2,820,041

Technology – Software/Services – 0.8%
Cerence, Inc. (B/B2) (1M LIBOR + 6.000%)
2,255,094	7.515		10/01/24	2,001,396
Mitchell International, Inc. (B-/B2) (1M LIBOR + 3.250%)
2,817,364	4.239		11/29/24	2,329,030
The Dun & Bradstreet Corp. (B-/B2) (1M LIBOR + 4.000%)
4,700,000	4.959		02/06/26	4,212,375
TriTech Software Systems (B-/B3) (3M LIBOR + 3.750%)
3,406,875	5.200		08/29/25	2,677,804
Vertafore, Inc. (B-/B2) (1M LIBOR + 3.250%)
3,826,562	4.239		07/02/25	3,351,724

				14,572,329

Telecommunication Services – 0.1%
CenturyLink, Inc. (BBB-/Ba3) (1M LIBOR + 2.250%)
2,185,523	3.239		03/15/27	2,028,449

TOTAL BANK LOANS
(Cost $52,727,841)				$44,043,237

Corporate Obligations – 90.0%
Advertising(d) – 0.6%
Lamar Media Corp. (BB/Ba2)(e)
2,600,000	3.750		02/15/28	2,418,000
National CineMedia LLC (B+/Ba3)(e)
2,025,000	5.875		04/15/28	1,407,375
National CineMedia LLC (B-/B3)
3,250,000	5.750		08/15/26	2,136,875
Outfront Media Capital LLC/Outfront Media Capital Corp. (BB-/B1)(e)
1,160,000	5.000		08/15/27	1,073,000
Terrier Media Buyer, Inc. (CCC+/Caa1)(e)
4,100,000	8.875		12/15/27	3,505,500

				10,540,750

Aerospace & Defense – 1.6%
Arconic, Inc. (BBB-/Ba2)(d)
2,155,000	5.400		04/15/21	2,133,450
Bombardier, Inc. (CCC+/Caa1)(e)
1,015,000	5.750		03/15/22	751,100
4,330,000	6.125		01/15/23	3,052,650
225,000	7.500	(d)	12/01/24	156,375
9,208,000	7.500	(d)	03/15/25	6,422,580
SSL Robotics LLC (B/B2)(d)(e)
220,000	9.750		12/31/23	228,800
TransDigm UK Holdings PLC (B-/B3)(d)
220,000	6.875		05/15/26	204,600
TransDigm, Inc. (B-/B3)(d)
6,885,000	6.500		05/15/25	6,540,750
3,580,000	6.375		06/15/26	3,401,000
215,000	7.500		03/15/27	208,550
6,090,000	5.500	(e)	11/15/27	5,465,775
Triumph Group, Inc. (CCC/Caa2)(d)
225,000	7.750		08/15/25	157,500

				28,723,130

Automotive – 2.8%
Adient Global Holdings Ltd. (B/B3)(d)(e)
2,951,000	4.875		08/15/26	2,054,634
Adient US LLC (BB-/Ba3)(d)(e)
2,477,000	7.000		05/15/26	2,291,225
American Axle & Manufacturing, Inc. (B/B2)(d)
7,810,000	6.250		04/01/25	6,404,200
230,000	6.250		03/15/26	175,950
230,000	6.500		04/01/27	177,388
Cooper-Standard Automotive, Inc. (CCC+/Caa1)(d)(e)
350,000	5.625		11/15/26	262,500
Dana Financing Luxembourg S.a.r.l. (BB-/B2)(d)(e)
2,440,000	5.750		04/15/25	2,122,800
Dana, Inc. (BB-/B2)(d)
3,740,000	5.375		11/15/27	3,048,100
Dealer Tire LLC/DT Issuer LLC (CCC/Caa1)(d)(e)
5,239,000	8.000		02/01/28	4,191,200
Delphi Technologies PLC (BB-/B3)(e)
3,403,000	5.000		10/01/25	2,713,892
Ford Motor Credit Co. LLC (BB+/Ba2)
958,000	3.087		01/09/23	862,008
8,816,000	4.375		08/06/23	8,107,670
772,000	3.810	(d)	01/09/24	691,242

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Automotive – (continued)
	IHO Verwaltungs GmbH (BB+/Ba2)(d)(e)(f)
	(PIK 5.500%, Cash 4.750%)
	$2,695,000	4.750%	09/15/26	$2,122,313
	(PIK 6.750%, Cash 6.000%)
	900,000	6.000	05/15/27	639,000
	Jaguar Land Rover Automotive PLC (B+/B1)(d)(e)
EUR	450,000	5.875	11/15/24	363,350
	Panther BF Aggregator 2 LP/Panther Finance Co., Inc. (B/Ba3)(d)
	836,000	4.375	05/15/26	760,199
	Panther BF Aggregator 2 LP/Panther Finance Co., Inc. (CCC+/B3)(d)(e)
	$8,200,000	8.500	05/15/27	7,154,500
	Tenneco, Inc. (B/B3)(d)
	2,500,000	5.000	07/15/26	1,568,750
	Tesla, Inc. (B-/Caa1)(d)(e)
	4,295,000	5.300	08/15/25	4,026,562

				49,737,483

Banks – 2.0%
	Barclays PLC (B+/Ba2)(b)(d) (5 Year CMT + 5.672%)
	5,350,000	8.000	12/31/99	4,962,125
	CIT Group, Inc. (BB/Ba1)
	35,000	6.125	03/09/28	32,988
	Citigroup, Inc. (BB+/Ba1)(b)(d)
	(3M USD LIBOR + 3.423%)
	6,125,000	6.300	12/29/49	5,581,406
	(3M USD LIBOR + 3.950%)
	2,050,000	5.950	12/29/49	1,985,937
	Credit Suisse Group AG (BB/NR)(b)(d) (5 Year USD Swap + 3.455%)
	1,129,000	6.250	12/29/49	1,044,969
	Credit Suisse Group AG (BB-/NR)(b)(d)(e) (5 Year CMT + 3.293%)
	1,100,000	5.100	12/31/99	851,703
	Credit Suisse Group AG (BBB+/Baa2)(b)(d)(e) (SOFR + 3.730%)
	2,643,000	4.194	04/01/31	2,708,097
	Deutsche Bank AG (B+/B1)(b)(d) (5 year CMT + 4.524%)
	1,800,000	6.000	12/31/99	1,197,000
	Deutsche Bank AG (BB+/Ba2)(b)(d) (5 Year USD ICE Swap + 2.553%)
	5,150,000	4.875	12/01/32	4,306,687
	Freedom Mortgage Corp. (B-/B2)(d)(e)
	240,000	8.125	11/15/24	193,200
	245,000	8.250	04/15/25	194,775
	HSBC Holdings PLC (A/A2)
	1,025,000	4.950	03/31/30	1,130,842
	Intesa Sanpaolo SpA (BB+/Ba1)(e)
	2,350,000	5.017	06/26/24	2,402,875
	4,125,000	5.710	01/15/26	4,155,937
	Royal Bank of Scotland Group PLC (BB-/Ba2)(b)(d) (3M USD LIBOR + 2.320%)
	2,300,000	3.770	12/31/49	1,883,125
	UBS Group AG (BB/Ba1u)(b)(d)(e) (5 Year USD Swap + 4.344%)
	4,000,000	7.000	12/31/99	3,720,000

				36,351,666

Corporate Obligations – (continued)
Building Materials(d)(e) – 2.1%
	American Woodmark Corp. (BB/Ba2)
	3,170,000	4.875	03/15/26	2,952,063
	BMC East LLC (BB/B1)
	4,225,000	5.500	10/01/24	4,066,562
	Builders FirstSource, Inc. (BB+/B1)
	5,422,000	6.750	06/01/27	5,286,450
	Builders FirstSource, Inc. (BB-/B3)
	611,000	5.000	03/01/30	554,483
	Cornerstone Building Brands, Inc. (B-/Caa1)
	6,465,000	8.000	04/15/26	5,600,306
	Griffon Corp. (B+/B2)
	986,000	5.750	03/01/28	926,840
	JELD-WEN, Inc. (BB-/B2)
	3,730,000	4.625	12/15/25	3,375,650
	4,220,000	4.875	12/15/27	3,724,150
	Masonite International Corp. (BB+/Ba3)
	2,675,000	5.375	02/01/28	2,621,500
	Standard Industries, Inc. (BBB-/Ba2)
	4,160,000	5.375	11/15/24	4,038,861
	1,290,000	5.000	02/15/27	1,175,680
	Summit Materials LLC/Summit Materials Finance Corp. (BB/B3)
	2,580,000	6.500	03/15/27	2,444,550

				36,767,095

Chemicals – 3.5%
	Ashland Services B.V. (BB+/Ba1)(d)(e)
EUR	825,000	2.000	01/30/28	786,285
	Axalta Coating Systems LLC (BB-/B1)(d)(e)
	$3,300,000	4.875	08/15/24	3,069,000
	Cornerstone Chemical Co. (B/B2)(d)(e)
	4,060,000	6.750	08/15/24	3,288,600
	Hexion, Inc. (CCC+/B3)(d)(e)
	2,250,000	7.875	07/15/27	1,912,500
	Ingevity Corp. (NR/Ba3)(d)(e)
	3,295,000	4.500	02/01/26	3,080,825
	Kraton Polymers LLC/Kraton Polymers Capital Corp. (B+/B3)(d)(e)
	2,245,000	7.000	04/15/25	1,986,825
	OCI NV (BB/Ba3)(d)(e)
	1,500,000	5.250	11/01/24	1,421,250
	Olin Corp. (BB/Ba2)(d)
	1,650,000	5.000	02/01/30	1,419,000
	PQ Corp. (B/B3)(d)(e)
	5,475,000	5.750	12/15/25	4,927,500
	PQ Corp. (BB-/B1)(d)(e)
	5,490,000	6.750	11/15/22	5,490,000
	SPCM SA (BB+/Ba2)(d)(e)
	5,150,000	4.875	09/15/25	4,963,312
	Starfruit Finco B.V./Starfruit US Holdco LLC (B-/Caa1)(d)(e)
	5,365,000	8.000	10/01/26	4,714,494
	The Chemours Co. (B/Ba3)(d)
	4,225,000	6.625	05/15/23	3,591,250
	5,255,000	7.000	05/15/25	4,374,787
	270,000	5.375	05/15/27	209,250
	Tronox Finance PLC (B/B3)(d)(e)
	2,685,000	5.750	10/01/25	2,349,375

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Chemicals – (continued)
	Tronox, Inc. (B/B3)(d)(e)
	$230,000	6.500%		04/15/26	$207,000
	Valvoline, Inc. (BB/Ba3)(d)
	4,055,000	4.375		08/15/25	3,857,319
	Venator Finance S.a.r.l./Venator Materials LLC (BB-/B2)(d)(e)
	2,520,000	5.750		07/15/25	1,940,400
	WR Grace & Co-Conn (BB-/Ba3)(e)
	345,000	5.125		10/01/21	349,313
	8,365,000	5.625		10/01/24	8,239,525

					62,177,810

Commercial Services – 3.8%
	Algeco Global Finance PLC (B-/B2)(d)(e)
	2,375,000	8.000		02/15/23	1,825,781
	Allied Universal Holdco LLC/Allied Universal Finance Corp. (CCC/Caa2)(d)(e)
	6,685,000	9.750		07/15/27	6,250,475
	APX Group, Inc. (B-/B2)(d)
	177,000	7.875		12/01/22	168,150
	Avis Budget Car Rental LLC/Avis Budget Finance, Inc. (BB/B1)(d)
	270,000	5.500		04/01/23	229,500
	1,872,000	6.375	(e)	04/01/24	1,535,040
	2,262,000	5.750	(e)	07/15/27	1,820,910
	Graham Holdings Co. (BB+/Ba1)(d)(e)
	3,350,000	5.750		06/01/26	3,216,000
	Herc Holdings, Inc. (B+/B3)(d)(e)
	7,022,000	5.500		07/15/27	6,460,240
	MPH Acquisition Holdings LLC (B-/Caa1)(d)(e)
	8,435,000	7.125		06/01/24	7,422,800
	Nielsen Finance LLC/Nielsen Finance Co. (BB/B1)(d)(e)
	2,045,000	5.000		04/15/22	1,901,850
	Prime Security Services Borrower LLC/Prime Finance, Inc. (B-/B3)(d)(e)
	7,512,000	6.250		01/15/28	6,460,320
	Prime Security Services Borrower LLC/Prime Finance, Inc. (BB-/Ba3)(e)
	6,575,000	5.250		04/15/24	6,443,500
	Refinitiv US Holdings, Inc. (B-/Caa2)(d)(e)
	5,814,000	8.250		11/15/26	6,133,770
	Sisal Pay SpA (BB-/B2)(b)(d)(e) (3M Euribor + 3.875%)
EUR	725,000	3.875		12/17/26	668,323
	Team Health Holdings, Inc. (CCC/Caa2)(d)(e)
	$5,410,000	6.375		02/01/25	1,893,500
	The Hertz Corp. (B-/Caa1)(d)(e)
	230,000	5.500		10/15/24	130,525
	220,000	7.125		08/01/26	111,100
	9,750,000	6.000		01/15/28	5,118,750
	The Nielsen Co. Luxembourg S.a.r.l. (BB/B1)(d)(e)
	2,675,000	5.000		02/01/25	2,464,344
	United Rentals North America, Inc. (BB-/Ba3)(d)
	4,670,000	6.500		12/15/26	4,716,700
	1,924,000	4.875		01/15/28	1,856,660
	Verscend Escrow Corp. (CCC+/Caa2)(d)(e)
	2,145,000	9.750		08/15/26	2,091,375

					68,919,613

Corporate Obligations – (continued)
Computers(d)(e) – 1.1%
	Banff Merger Sub, Inc. (CCC/Caa2)
	5,640,000	9.750		09/01/26	4,935,000
	Dell International LLC/EMC Corp. (BB/Ba2)
	3,261,000	5.875		06/15/21	3,265,076
	6,980,000	7.125		06/15/24	7,206,850
	MTS Systems Corp. (B+/B3)
	600,000	5.750		08/15/27	559,500
	Presidio Holdings, Inc. (CCC+/Caa1)
	1,335,000	8.250		02/01/28	1,176,469
	Science Applications International Corp. (BB-/B1)
	2,535,000	4.875		04/01/28	2,433,600

					19,576,495

Distribution & Wholesale(d) – 1.4%
	American Builders & Contractors Supply Co., Inc. (B+/B3)(e)
	4,000,000	5.875		05/15/26	3,780,000
	Core & Main Holdings LP (B-/Caa2)(e) (f)(PIK 9.375%, Cash 8.625%)
	5,000,000	8.625		09/15/24	4,575,000
	Core & Main LP (B-/Caa2)(e)
	2,725,000	6.125		08/15/25	2,534,250
	H&E Equipment Services, Inc. (BB-/B2)
	6,035,000	5.625		09/01/25	5,672,900
	IAA, Inc. (B/B2)(e)
	1,450,000	5.500		06/15/27	1,401,063
	Performance Food Group, Inc. (B/B1)(e)
	1,956,000	5.500		06/01/24	1,819,080
	850,000	5.500		10/15/27	790,500
	Resideo Funding, Inc. (BB/B1)(e)
	5,129,000	6.125		11/01/26	4,459,701
	Wolverine Escrow LLC (B-/B3)(e)
	230,000	8.500		11/15/24	185,725
	225,000	9.000		11/15/26	177,750

					25,395,969

Diversified Financial Services – 4.5%
	AerCap Holdings NV (BB+/Ba2)(b)(d) (5 Year CMT + 4.535%)
	3,265,000	5.875		10/10/79	2,277,338
	Altice France Holding SA (CCC+/NR)(d)(e)
	4,755,000	10.500		05/15/27	5,025,987
	Curo Group Holdings Corp. (B-/B3)(d)(e)
	5,425,000	8.250		09/01/25	3,777,156
	Global Aircraft Leasing Co. Ltd. (NR/Ba2)(d)(e)(f) (PIK 7.250%, Cash 6.500%)
	12,397,000	6.500		09/15/24	7,717,133
	Icahn Enterprises LP/Icahn Enterprises Finance Corp. (BB+/NR)(d)
	7,800,000	4.750		09/15/24	7,176,000
	Lincoln Financing S.a.r.l. (BB+/B1)(d)(e)
EUR	3,125,000	3.625		04/01/24	2,834,796
	LPL Holdings, Inc. (BB/B1)(d)(e)
	$1,800,000	5.750		09/15/25	1,728,000
	Nationstar Mortgage Holdings, Inc. (B/B2)(d)(e)
	8,065,000	8.125		07/15/23	7,883,538
	2,800,000	6.000		01/15/27	2,359,000
	Navient Corp. (B+/Ba3)
	1,090,000	7.250		01/25/22	1,076,375

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Diversified Financial Services – (continued)
	Navient Corp. (B+/Ba3) – (continued)
	$2,140,000	5.500%		01/25/23	$1,968,800
	8,670,000	5.875		10/25/24	7,933,050
	3,035,000	6.750		06/15/26	2,746,675
	5,550,000	5.000	(d)	03/15/27	4,773,000
	Quicken Loans, Inc. (BB/Ba1)(d)(e)
	7,450,000	5.250		01/15/28	7,345,856
	Springleaf Finance Corp. (BB-/Ba3)
	6,240,000	5.625		03/15/23	6,091,800
	5,190,000	7.125		03/15/26	5,125,125
	2,175,000	6.625	(d)	01/15/28	2,052,656

					79,892,285

Electrical(d) – 2.3%
	Calpine Corp. (B/B2)
	2,050,000	5.500		02/01/24	1,942,375
	2,797,000	5.750		01/15/25	2,615,195
	Calpine Corp. (BB/Ba2)(e)
	5,995,000	5.250		06/01/26	5,695,250
	6,500,000	4.500		02/15/28	6,296,875
	NRG Energy, Inc. (BB/Ba2)
	595,000	7.250		05/15/26	623,263
	200,000	6.625		01/15/27	207,000
	2,990,000	5.750		01/15/28	3,019,900
	905,000	5.250	(e)	06/15/29	932,150
	Talen Energy Supply LLC (BB-/Ba3)(e)
	3,850,000	7.250		05/15/27	3,503,500
	1,675,000	6.625		01/15/28	1,390,250
	Talen Energy Supply LLC (CCC+/B3)
	4,380,000	6.500		06/01/25	2,693,700
	2,050,000	10.500	(e)	01/15/26	1,537,500
	Vistra Operations Co. LLC (BB/Ba2)(e)
	1,249,000	5.625		02/15/27	1,288,031
	9,550,000	5.000		07/31/27	9,693,250

					41,438,239

Electrical Components & Equipment(d)(e) – 0.2%
	Energizer Holdings, Inc. (B+/B2)
	3,635,000	7.750		01/15/27	3,689,525

Electronics(e) – 0.2%
	Sensata Technologies B.V. (BB+/Ba3)
	1,040,000	5.000		10/01/25	988,000
	Sensata Technologies, Inc. (BB+/Ba3)(d)
	2,300,000	4.375		02/15/30	2,044,125

					3,032,125

Energy-Alternate Sources(d)(e) – 0.1%
	Enviva Partners LP/Enviva Partners Finance Corp. (B+/B1)
	1,650,000	6.500		01/15/26	1,592,250

Engineering & Construction(d) – 0.1%
	AECOM (BB-/Ba3)
	250,000	5.125		03/15/27	225,000
	Swissport Financing S.a r.l. (CCC/Caa2)(e)
EUR	3,000,000	9.000		02/15/25	1,582,583

					1,807,583

Corporate Obligations – (continued)
Entertainment(d) – 2.5%
	Allen Media LLC/Allen Media Co-Issuer, Inc. (B-/Caa1)(e)
	$5,650,000	10.500		02/15/28	4,237,500
	AMC Entertainment Holdings, Inc. (CCC+/Caa1)
	9,460,000	5.750		06/15/25	4,020,500
	6,360,000	5.875		11/15/26	2,639,400
	260,000	6.125		05/15/27	106,600
	Caesars Resort Collection LLC/CRC Finco, Inc. (B-/B3)(e)
	5,310,000	5.250		10/15/25	3,829,837
	Cinemark USA, Inc. (BB/B2)
	4,535,000	4.875		06/01/23	3,389,912
	Lions Gate Capital Holdings LLC (CCC+/B2)(e)
	235,000	6.375		02/01/24	199,750
	6,775,000	5.875		11/01/24	5,826,500
	Live Nation Entertainment, Inc. (B+/B1)(e)
	2,390,000	4.875		11/01/24	2,204,775
	Mohegan Gaming & Entertainment (CCC+/Caa2)(e)
	2,595,000	7.875		10/15/24	1,923,544
	Motion Bondco DAC (B-/B3)(e)
	2,235,000	6.625		11/15/27	1,698,600
	Pinewood Finance Co. Ltd. (BB/NR)(e)
GBP	1,200,000	3.250		09/30/25	1,389,210
	Scientific Games International, Inc. (B-/Caa2)(e)
	$10,004,000	8.250		03/15/26	6,402,560
	2,300,000	7.000		05/15/28	1,414,500
	Stars Group Holdings B.V./Stars Group US Co-Borrower LLC (B-/Caa1)(e)
	1,790,000	7.000		07/15/26	1,669,175
	WMG Acquisition Corp. (B+/B2)(e)
	2,200,000	5.500		04/15/26	2,156,000
	WMG Acquisition Corp. (BB-/Ba3)(e)
	2,160,000	5.000		08/01/23	2,143,800

					45,252,163

Environmental(d)(e) – 0.6%
	Advanced Disposal Services, Inc. (B/B3)
	1,610,000	5.625		11/15/24	1,628,112
	GFL Environmental, Inc. (B-/B3)
	810,000	7.000		06/01/26	785,700
	4,113,000	8.500		05/01/27	4,128,424
	GFL Environmental, Inc. (BB-/Ba3)
	700,000	5.125		12/15/26	682,500
	Waste Pro USA, Inc. (B+/Caa1)
	3,259,000	5.500		02/15/26	3,002,354

					10,227,090

Food & Drug Retailing – 4.7%
	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertson’s LLC (BB-/B2)(d)
	4,930,000	5.750		03/15/25	4,985,462
	510,000	7.500	(e)	03/15/26	543,788
	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC (BB-/B2)(d)
	4,150,000	6.625		06/15/24	4,212,250
	5,385,000	4.625	(e)	01/15/27	5,358,075
	4,025,000	5.875	(e)	02/15/28	4,055,187

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Food & Drug Retailing – (continued)
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC (BB-/B2)(d)(e)
$1,655,000	4.875%		02/15/30	$1,638,450
B&G Foods, Inc. (B+/B2)(d)
5,375,000	5.250		04/01/25	5,294,375
235,000	5.250		09/15/27	227,950
Chobani LLC/Chobani Finance Corp., Inc. (CCC/Caa2)(d)(e)
3,157,000	7.500		04/15/25	2,793,945
FAGE International SA/FAGE USA Dairy Industry, Inc. (B+/B2)(d)(e)
1,505,000	5.625		08/15/26	1,181,425
H-Food Holdings LLC/Hearthside Finance Co., Inc. (CCC/Caa2)(d)(e)
7,449,000	8.500		06/01/26	5,959,200
JBS USA LUX SA/JBS USA Finance, Inc. (BB/Ba2)(d)(e)
3,900,000	5.875		07/15/24	3,948,750
2,275,000	5.750		06/15/25	2,297,750
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. (BB/Ba2)(d)(e)
3,200,000	5.500		01/15/30	3,304,000
Kraft Heinz Foods Co. (BB+/Baa3)(d)
18,105,000	3.000		06/01/26	17,657,137
New Albertsons LP (B+/WR)
3,100,000	7.450		08/01/29	3,007,000
Post Holdings, Inc. (B+/B2)(d)(e)
3,225,000	5.000		08/15/26	3,289,500
4,945,000	5.750		03/01/27	5,043,900
6,180,000	5.625		01/15/28	6,288,150
1,365,000	4.625		04/15/30	1,306,988
Sigma Holdco B.V. (B-/B3)(d)(e)
2,350,000	7.875		05/15/26	2,115,000

				84,508,282

Food Service(d)(e) – 0.1%
Aramark Services, Inc. (BB-/Ba3)
1,025,000	5.000		02/01/28	960,938

Forest Products&Paper(d) – 0.3%
Mercer International, Inc. (BB-/Ba3)
4,950,000	7.375		01/15/25	4,269,375
2,305,000	5.500		01/15/26	1,774,850

				6,044,225

Gaming – 1.4%
Boyd Gaming Corp. (B+/Caa1)(d)
1,585,000	6.000		08/15/26	1,363,100
2,200,000	4.750	(e)	12/01/27	1,815,000
MGM Resorts International (BB-/Ba3)
4,670,000	7.750		03/15/22	4,646,650
4,620,000	6.000		03/15/23	4,365,900
2,441,000	5.750	(d)	06/15/25	2,184,695
5,648,000	5.500	(d)	04/15/27	5,139,680
Station Casinos LLC (B-/Caa1)(d)(e)
3,912,000	4.500		02/15/28	3,168,720
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. (BB-/B1)(d)(e)
2,350,000	5.500		03/01/25	2,185,500

				24,869,245

Corporate Obligations – (continued)
Gas(d) – 0.4%
AmeriGas Partners LP/AmeriGas Finance Corp. (NR/Ba3)
550,000	5.875		08/20/26	522,500
7,580,000	5.750		05/20/27	7,011,500

				7,534,000

Hand/Machine Tools(d)(e) – 0.1%
Colfax Corp. (BB+/Ba2)
1,405,000	6.000		02/15/24	1,376,900

Healthcare Providers & Services – 3.8%
Acadia Healthcare Co., Inc. (B-/B3)(d)
855,000	6.125		03/15/21	837,900
415,000	5.625		02/15/23	394,250
2,050,000	6.500		03/01/24	1,998,750
Centene Corp. (BBB-/Ba1)(d)(e)
7,100,000	3.375		02/15/30	6,608,609
CHS/Community Health Systems, Inc. (B-/Caa2)(d)
235,000	6.250		03/31/23	223,250
225,000	8.625	(e)	01/15/24	222,750
3,940,000	8.000	(e)	03/15/26	3,743,000
CHS/Community Health Systems, Inc. (CCC-/Ca)(d)(e)
2,200,000	8.125		06/30/24	1,523,500
DaVita, Inc. (B+/Ba3)(d)
1,400,000	5.125		07/15/24	1,386,000
Encompass Health Corp. (B+/B1)(d)
2,400,000	4.500		02/01/28	2,352,000
Envision Healthcare Corp. (CCC+/Caa2)(d)(e)
8,025,000	8.750		10/15/26	1,946,063
HCA, Inc. (BB-/Ba2)
6,120,000	5.375		02/01/25	6,257,700
Hill-Rom Holdings, Inc. (BB/Ba3)(d)(e)
1,005,000	5.000		02/15/25	1,005,000
515,000	4.375		09/15/27	507,275
Immucor, Inc. (CCC-/Caa3)(d)(e)
2,440,000	11.125		02/15/22	2,293,600
MEDNAX, Inc. (BB/Ba2)(d)(e)
2,350,000	6.250		01/15/27	1,887,544
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA (CCC/Caa2)(d)(e)
2,000	6.625		05/15/22	1,860
Polaris Intermediate Corp. (B-/Caa2)(d)(e)(f) (PIK 9.250%, Cash 8.500%)
4,545,000	8.500		12/01/22	3,556,462
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. (CCC+/Caa1)(d)(e)
5,635,000	9.750		12/01/26	5,395,512
Select Medical Corp. (B-/B3)(d)(e)
2,250,000	6.250		08/15/26	2,250,000
Tenet Healthcare Corp. (B-/Ba3)(d)(e)
600,000	6.250		02/01/27	585,000
Tenet Healthcare Corp. (BB-/Ba3)(d)
3,460,000	4.625		07/15/24	3,312,950
3,000,000	4.625	(e)	09/01/24	2,865,000
Tenet Healthcare Corp. (CCC+/Caa1)
10,789,000	8.125		04/01/22	10,276,522
5,940,000	7.000	(d)	08/01/25	5,167,800

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Healthcare Providers & Services – (continued)
West Street Merger Sub, Inc. (CCC/Caa2)(d)(e)
$2,425,000	6.375%		09/01/25	$2,097,625

				68,695,922

Home Builders – 2.0%
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (BB-/B1)(d)(e)
5,400,000	6.375		05/15/25	4,725,000
1,057,000	4.875		02/15/30	803,320
Installed Building Products, Inc. (B+/B3)(d)(e)
1,250,000	5.750		02/01/28	1,187,500
Lennar Corp. (BB+/Ba1)
1,750,000	5.375		10/01/22	1,785,000
3,195,000	4.750	(d)	11/15/22	3,131,100
3,245,000	5.875	(d)	11/15/24	3,318,012
Mattamy Group Corp. (BB/B1)(d)(e)
2,800,000	5.250		12/15/27	2,597,000
1,518,000	4.625		03/01/30	1,320,660
Taylor Morrison Communities, Inc. (B+/Ba3)(d)(e)
5,520,000	6.000		09/01/23	5,299,200
2,000,000	5.875		01/31/25	1,845,000
Taylor Morrison Communities, Inc. (BB/Ba3)(d)(e)
605,000	5.875		06/15/27	565,675
TRI Pointe Group, Inc. (BB-/Ba3)(d)
4,360,000	5.250		06/01/27	3,874,950
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. (BB-/Ba3)
1,635,000	5.875		06/15/24	1,455,150
Williams Scotsman International, Inc. (B/B3)(d)(e)
1,350,000	7.875		12/15/22	1,290,938
2,080,000	6.875		08/15/23	1,924,000

				35,122,505

Household Products(d) – 0.6%
Kronos Acquisition Holdings, Inc. (CCC-/Caa2)(e)
8,740,000	9.000		08/15/23	7,166,800
Prestige Brands, Inc. (B+/B3)(e)
1,550,000	5.125		01/15/28	1,511,250
Spectrum Brands, Inc. (B/B2)
2,550,000	5.750		07/15/25	2,384,250

				11,062,300

Housewares(d) – 0.3%
Newell Brands, Inc. (BB+/Ba1)
5,600,000	4.200		04/01/26	5,488,000

Insurance – 1.3%
Acrisure LLC/Acrisure Finance, Inc. (B/B2)(d)(e)
3,280,000	8.125		02/15/24	3,083,200
Acrisure LLC/Acrisure Finance, Inc. (CCC+/Caa2)(d)(e)
3,850,000	7.000		11/15/25	3,349,500
225,000	10.125		08/01/26	216,000
Alliant Holdings Intermediate LLC (CCC+/Caa2)(d)(e)
3,525,000	6.750		10/15/27	3,309,094
Fidelity & Guaranty Life Holdings, Inc. (BB+/Ba2)(d)(e)
2,275,000	5.500		05/01/25	2,209,594
Genworth Holdings, Inc. (B/B2)
220,000	7.625		09/24/21	209,000

Corporate Obligations – (continued)
Insurance – (continued)
GTCR AP Finance, Inc. (CCC+/Caa2)(d)(e)
3,550,000	8.000		05/15/27	3,248,250
HUB International Ltd. (CCC+/Caa2)(d)(e)
2,580,000	7.000		05/01/26	2,476,800
USI, Inc. (CCC+/Caa2)(d)(e)
5,505,000	6.875		05/01/25	5,085,243

				23,186,681

Internet – 1.4%
Getty Images, Inc. (CCC+/Caa2)(d)(e)
2,235,000	9.750		03/01/27	2,123,250
Go Daddy Operating Co. LLC/GD Finance Co., Inc. (BB-/B1)(d)(e)
2,620,000	5.250		12/01/27	2,646,200
GrubHub Holdings, Inc. (BB-/B1)(d)(e)
6,800,000	5.500		07/01/27	5,984,000
Netflix, Inc. (BB-/Ba3)
2,082,000	4.875		04/15/28	2,123,640
Photo Holdings Merger Sub, Inc. (B/B1)(d)(e)
260,000	8.500		10/01/26	210,925
Twitter, Inc. (BB+/Ba2)(d)(e)
2,504,000	3.875		12/15/27	2,403,840
Uber Technologies, Inc. (CCC+/B3)(d)(e)
7,565,000	7.500		11/01/23	7,432,612
225,000	8.000		11/01/26	224,156
230,000	7.500		09/15/27	226,838
VeriSign, Inc. (BBB-/Ba1)(d)
1,750,000	4.750		07/15/27	1,827,298

				25,202,759

Iron/Steel(d) – 0.6%
Cleveland-Cliffs, Inc. (B/B2)
6,549,000	5.750		03/01/25	5,059,103
4,050,000	5.875	(e)	06/01/27	2,460,375
Cleveland-Cliffs, Inc. (BB-/Ba3)(e)
3,100,000	6.750		03/15/26	2,759,000

				10,278,478

Leisure Time(d)(e) – 0.6%
Sabre GLBL, Inc. (BB-/Ba3)
2,330,000	5.250		11/15/23	2,143,600
Viking Cruises Ltd. (B+/B3)
1,840,000	6.250		05/15/25	1,223,600
2,130,000	5.875		09/15/27	1,256,700
VOC Escrow Ltd. (BB/Ba2)
7,685,000	5.000		02/15/28	5,610,050

				10,233,950

Lodging(d)(e) – 0.0%
Diamond Resorts International, Inc. (B-/B2)
230,000	7.750		09/01/23	163,875
Diamond Resorts International, Inc. (CCC-/Caa2)
225,000	10.750		09/01/24	137,250

				301,125

Machinery – Construction & Mining(d)(e) – 0.2%
The Manitowoc Co., Inc. (B/B2)
4,465,000	9.000		04/01/26	3,945,944

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Machinery-Diversified(d)(e) – 0.4%
	Cleaver-Brooks, Inc. (B-/B3)
	$1,820,000	7.875%		03/01/23	$1,496,950
	Husky III Holding Ltd. (CCC/Caa2)(f)
	2,612,000	13.000		02/15/25	1,906,760
	Titan Acquisition Ltd./Titan Co-Borrower LLC (CCC/Caa2)
	4,650,000	7.750		04/15/26	3,882,750

					7,286,460

Media – 9.6%
	Altice Financing SA (B/B2)(d)(e)
	7,500,000	7.500		05/15/26	7,293,750
	Altice Finco SA (CCC+/Caa1)(d)(e)
	4,100,000	7.625		02/15/25	3,787,375
	AMC Networks, Inc. (BB/Ba3)(d)
	1,150,000	5.000		04/01/24	1,115,500
	1,015,000	4.750		08/01/25	979,475
	Banijay Group SAS (CCC+/Caa1)(d)(e)
EUR	1,275,000	6.500		03/01/26	1,103,246
	CCO Holdings LLC/CCO Holdings Capital Corp. (BB/B1)(d)(e)
	$2,155,000	5.875		04/01/24	2,203,488
	13,420,000	5.750		02/15/26	13,621,300
	1,680,000	5.500		05/01/26	1,705,200
	Clear Channel Worldwide Holdings, Inc. (B-/Caa2)(d)(e)
	11,820,000	9.250		02/15/24	10,165,200
	Comcast Corp. (A-/A3)(d)
	1,350,000	3.400		04/01/30	1,457,649
	CSC Holdings LLC (B/B3)
	4,210,000	5.250		06/01/24	4,199,475
	2,150,000	7.750	(d)(e)	07/15/25	2,246,750
	7,300,000	5.750	(d)(e)	01/15/30	7,300,000
	CSC Holdings LLC (BB/Ba3)(d)(e)
	5,819,000	5.500		05/15/26	6,008,117
	4,270,000	5.500		04/15/27	4,366,075
	Cumulus Media New Holdings, Inc. (B/B2)(d)(e)
	4,550,000	6.750		07/01/26	4,072,250
	Diamond Sports Group LLC/Diamond Sports Finance Co. (B/B2)(d)(e)
	9,245,000	6.625		08/15/27	6,182,594
	Diamond Sports Group LLC/Diamond Sports Finance Co. (BB/Ba2)(d)(e)
	1,750,000	5.375		08/15/26	1,417,500
	DISH DBS Corp. (B-/B1)
	3,940,000	6.750		06/01/21	3,969,550
	11,965,000	5.875		07/15/22	11,755,612
	230,000	5.875		11/15/24	221,950
	8,540,000	7.750		07/01/26	8,732,150
	Entercom Media Corp. (B/B2)(d)(e)
	7,400,000	6.500		05/01/27	6,438,000
	Entercom Media Corp. (B-/B3)(d)(e)
	4,670,000	7.250		11/01/24	3,899,450
	GCI LLC (B/B3)(d)(e)
	2,700,000	6.625		06/15/24	2,659,500
	Gray Television, Inc. (B+/B3)(d)(e)
	4,130,000	7.000		05/15/27	4,109,350
	iHeartCommunications, Inc. (B-/Caa1)(d)
	210,000	8.375		05/01/27	179,550

Corporate Obligations – (continued)
Media – (continued)
	iHeartCommunications, Inc. (BB-/B1)(d)(e)
	1,900,000	5.250		08/15/27	1,672,000
	1,050,000	4.750		01/15/28	945,000
	LCPR Senior Secured Financing DAC (B+/B1)(d)(e)
	220,000	6.750		10/15/27	216,425
	Meredith Corp. (B+/B3)(d)
	5,405,000	6.875		02/01/26	4,648,300
	Midcontinent Communications/Midcontinent Finance Corp. (B/B3)(d)(e)
	1,350,000	5.375		08/15/27	1,326,375
	Nexstar Broadcasting, Inc. (B/B3)(d)(e)
	7,320,000	5.625		08/01/24	6,954,000
	1,950,000	5.625		07/15/27	1,862,250
	Scripps Escrow, Inc. (B-/B3)(d)(e)
	3,885,000	5.875		07/15/27	3,418,800
	Sinclair Television Group, Inc. (B/B1)(d)(e)
	230,000	5.500		03/01/30	190,325
	Sirius XM Radio, Inc. (BB/Ba3)(d)(e)
	5,535,000	5.000		08/01/27	5,576,512
	TEGNA, Inc. (BB-/Ba3)(d)(e)
	3,450,000	4.625		03/15/28	3,053,250
	1,605,000	5.000		09/15/29	1,444,500
	The E.W. Scripps Co. (B-/B3)(d)(e)
	2,675,000	5.125		05/15/25	2,347,313
	Univision Communications, Inc. (B/B2)(d)(e)
	6,645,000	5.125		05/15/23	5,698,087
	240,000	5.125		02/15/25	204,600
	UPC Holding B.V. (B/B2)(d)(e)
	1,765,000	5.500		01/15/28	1,676,750
	Virgin Media Secured Finance PLC (BB-/Ba3)(d)(e)
	3,605,000	5.500		08/15/26	3,659,075
	1,160,000	5.500		05/15/29	1,164,350
	Ziggo Bond Co. B.V. (B-/B3)(d)(e)
EUR	2,175,000	3.375		02/28/30	2,150,938
	$1,725,000	5.125		02/28/30	1,662,469

					171,061,375

Metal Fabricate/Hardware(d) – 0.2%
	Park-Ohio Industries, Inc. (B-/B3)
	5,074,000	6.625		04/15/27	4,084,570

Mining(d) – 2.3%
	Alcoa Nederland Holding B.V. (BB+/Ba1)(e)
	3,250,000	7.000		09/30/26	2,965,625
	Aleris International, Inc. (CCC+/Caa2)(e)
	5,700,000	10.750		07/15/23	5,700,000
	Constellium SE (B/B2)(e)
	1,600,000	5.875		02/15/26	1,362,000
	First Quantum Minerals Ltd. (B-/Caa1u)(e)
	7,020,000	7.250		05/15/22	6,300,450
	FMG Resources August 2006 Pty Ltd. (BB+/Ba1)(e)
	8,725,000	5.125		03/15/23	8,670,469
	Freeport-McMoRan, Inc. (BB/Ba1)
	8,370,000	3.875		03/15/23	7,972,425
	Hudbay Minerals, Inc. (B/B3)(e)
	5,155,000	7.250		01/15/23	4,587,950
	Novelis Corp. (B+/B2)(e)
	2,410,000	5.875		09/30/26	2,391,925

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Mining(d) – (continued)
	Novelis Corp. (B+/B2)(e) – (continued)
	$2,325,000	4.750%		01/30/30	$2,080,875

					42,031,719

Miscellaneous Manufacturing(d) – 0.2%
	EnPro Industries, Inc. (BB/B1)
	3,095,000	5.750		10/15/26	2,978,937
	Foxtrot Escrow Issuer LLC/Foxtrot Escrow Corp. (B-/B3)(e)
	225,000	12.250		11/15/26	175,219
	FXI Holdings, Inc. (B-/B2)(e)
	245,000	7.875		11/01/24	168,438

					3,322,594

Office(d) – 0.3%
	Xerox Corp. (BB+/Ba1)
	5,350,000	4.125		03/15/23	5,316,563

Oil Field Services – 3.6%
	Antero Resources Corp. (B/B1)(d)
	1,010,000	5.375		11/01/21	717,100
	7,375,000	5.125		12/01/22	3,982,500
	Cenovus Energy, Inc. (BBB-/Ba2)(d)
	447,000	3.000		08/15/22	319,605
	4,108,000	3.800		09/15/23	2,177,240
	Chesapeake Energy Corp. (CCC-/Caa3)
	2,715,000	5.750		03/15/23	271,500
	CNX Resources Corp. (BB-/B3)(d)(e)
	3,469,000	7.250		03/14/27	2,462,990
	Denbury Resources, Inc. (B/Caa2)(d)(e)
	1,300,000	7.750		02/15/24	182,000
	Ensign Drilling, Inc. (BB-/B2)(d)(e)
	1,700,000	9.250		04/15/24	624,750
	EQT Corp. (BB+/Ba1)(d)
	925,000	6.125		02/01/25	703,000
	Exterran Energy Solutions LP/EES Finance Corp. (B+/B1)(d)
	5,685,000	8.125		05/01/25	3,752,100
	Laredo Petroleum, Inc. (B+/B3)(d)
	3,968,000	9.500		01/15/25	1,587,200
	MEG Energy Corp. (BB-/B3)(d)(e)
	1,653,000	7.000		03/31/24	752,115
	3,935,000	7.125		02/01/27	1,829,775
	Nabors Industries Ltd. (BB-/Ba2)(d)(e)
	2,655,000	7.250		01/15/26	849,600
	Nabors Industries, Inc. (B+/B1)
	2,635,000	0.750		01/15/24	474,541
	564,000	5.750	(d)	02/01/25	124,080
	Noble Holding International Ltd. (B-/Caa1)(d)(e)
	3,100,000	7.875		02/01/26	813,750
	Noble Holding International Ltd. (CCC+/Caa3)(d)
	730,000	7.750		01/15/24	80,300
	Occidental Petroleum Corp. (BB+/Ba1)
	6,366,000	2.700		08/15/22	4,535,775
	6,692,000	6.450		09/15/36	3,186,329
	13,442,000	4.400	(d)	04/15/46	5,746,455
	4,142,000	4.200	(d)	03/15/48	1,749,995
	3,317,000	4.400	(d)	08/15/49	1,426,310
	Precision Drilling Corp. (BB-/B2)(d)
	5,320,000	7.750		12/15/23	2,234,400

Corporate Obligations – (continued)
Oil Field Services – (continued)
	Range Resources Corp. (BB-/B1)(d)
	822,000	5.875		07/01/22	637,050
	1,455,000	5.000		03/15/23	1,062,150
	5,000	4.875		05/15/25	2,850
	SM Energy Co. (BB-/B2)(d)
	2,148,000	5.000		01/15/24	579,960
	Southwestern Energy Co. (BB/Ba3)(d)
	2,710,000	7.750		10/01/27	1,788,600
	Sunoco LP/Sunoco Finance Corp. (BB-/B1)(d)
	2,575,000	5.500		02/15/26	2,214,500
	325,000	6.000		04/15/27	279,500
	Transocean, Inc. (B-/Caa2)(d)(e)
	2,185,000	7.250		11/01/25	1,059,725
	5,930,000	7.500		01/15/26	2,787,100
	2,616,000	8.000		02/01/27	1,242,600
	Transocean, Inc. (CCC+/Caa3)
	10,400,000	7.500		04/15/31	2,704,000
	USA Compression Partners LP/USA Compression Finance Corp. (B+/B3)(d)
	8,135,000	6.875		04/01/26	5,084,375
	Valaris PLC (B-/Ca)(d)
	4,550,000	5.400		12/01/42	910,000
	3,100,000	5.750		10/01/44	263,500
	WPX Energy, Inc. (BB-/B1)(d)
	1,525,000	8.250		08/01/23	1,113,250
	2,185,000	5.250		09/15/24	1,311,000
	1,039,000	4.500		01/15/30	561,060

					64,184,630

Packaging – 3.4%
	ARD Finance SA (B-/Caa2)(d)(f)
	(PIK 5.750%, Cash 5.000%)
EUR	3,125,000	5.000		06/30/27	2,617,594
	(PIK 7.250%, Cash 6.500%)
	$3,425,000	6.500	(e)	06/30/27	3,014,000
	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (B/B3)(d)(e)
	2,104,000	6.000		02/15/25	2,104,000
	6,500,000	5.250		08/15/27	6,548,750
	Berry Global, Inc. (BB/B2)(d)
	3,580,000	5.125		07/15/23	3,580,000
	4,050,000	5.625	(e)	07/15/27	4,110,750
	Flex Acquisition Co., Inc. (CCC+/Caa2)(d)(e)
	2,420,000	6.875		01/15/25	2,262,700
	235,000	7.875		07/15/26	216,200
	Graphic Packaging International LLC (BB+/Ba2)(e)
	1,394,000	3.500		03/15/28	1,230,205
	LABL Escrow Issuer LLC (B/B2)(d)(e)
	2,725,000	6.750		07/15/26	2,534,250
	LABL Escrow Issuer LLC (B-/Caa2)(d)(e)
	3,980,000	10.500		07/15/27	3,706,375
	Mauser Packaging Solutions Holding Co. (CCC+/Caa2)(d)(e)
	6,025,000	7.250		04/15/25	4,639,250
	Owens-Brockway Glass Container, Inc. (B+/B1)(e)
	5,225,000	5.875		08/15/23	5,094,375

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Packaging – (continued)
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu (B+/B1)(d)(e)
$4,490,000	5.125%		07/15/23	$4,422,650
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu (B-/Caa1)(d)(e)
855,000	7.000		07/15/24	867,825
Sealed Air Corp. (BB+/Ba3)(d)(e)
2,800,000	4.000		12/01/27	2,604,000
Silgan Holdings, Inc. (BB/Ba3)(d)(e)
1,607,000	4.125		02/01/28	1,478,440
Trivium Packaging Finance B.V. (B+/B2)(d)(e)
2,825,000	5.500		08/15/26	2,789,687
Trivium Packaging Finance B.V. (B-/Caa2)(d)(e)
6,455,000	8.500		08/15/27	6,487,275

				60,308,326

Pharmaceuticals – 2.8%
Bausch Health Americas, Inc. (B/B3)(d)(e)
14,060,000	9.250		04/01/26	14,763,000
1,625,000	8.500		01/31/27	1,690,000
Bausch Health Cos., Inc. (B/B3)(d)(e)
7,950,000	6.125		04/15/25	7,890,375
2,595,000	5.000		01/30/28	2,439,300
2,595,000	5.250		01/30/30	2,439,300
Bausch Health Cos., Inc. (BB/Ba2)(d)(e)
5,425,000	7.000		03/15/24	5,574,187
2,950,000	5.500		11/01/25	2,964,750
HLF Financing S.a.r.l. LLC/Herbalife International, Inc. (BB-/B1)(d)(e)
5,425,000	7.250		08/15/26	4,611,250
Par Pharmaceutical, Inc. (B+/B1)(d)(e)
6,675,000	7.500		04/01/27	6,641,625
Teva Pharmaceutical Finance Co. B.V. (BB/Ba2)
855,000	3.650		11/10/21	820,800
Vizient, Inc. (B/B2)(d)(e)
990,000	6.250		05/15/27	980,100

				50,814,687

Pipelines – 3.7%
Antero Midstream Partners LP/Antero Midstream Finance Corp. (B+/B1)(d)(e)
4,400,000	5.750		03/01/27	2,772,000
Blue Racer Midstream LLC/Blue Racer Finance Corp. (B/B2)(d)(e)
240,000	6.125		11/15/22	180,000
Buckeye Partners LP (BB/B1)(d)
1,650,000	4.350		10/15/24	1,384,234
2,400,000	4.125	(e)	03/01/25	2,013,000
4,814,000	3.950		12/01/26	3,947,480
860,000	4.125		12/01/27	705,200
1,573,000	4.500	(e)	03/01/28	1,274,130
Cheniere Energy Partners LP (BB/Ba2)(d)
7,245,000	5.250		10/01/25	6,665,400
2,825,000	4.500	(e)	10/01/29	2,514,250
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. (BB-/B1)(d)(e)
1,911,000	5.625		05/01/27	1,041,495

Corporate Obligations – (continued)
Pipelines – (continued)
DCP Midstream Operating LP (BB+/Ba2)
5,090,000	5.375	(d)	07/15/25	3,435,750
1,535,000	5.125	(d)	05/15/29	959,375
925,000	6.450	(e)	11/03/36	448,625
EnLink Midstream LLC (BB+/Ba1)(d)
2,490,000	5.375		06/01/29	1,344,600
EnLink Midstream Partners LP (BB+/Ba1)(d)
2,325,000	4.400		04/01/24	1,174,125
Genesis Energy LP/Genesis Energy Finance Corp. (B+/B1)(d)
6,034,000	5.625		06/15/24	4,314,310
250,000	6.500		10/01/25	178,750
255,000	6.250		05/15/26	182,325
6,350,000	7.750		02/01/28	4,540,250
Global Partners LP/GLP Finance Corp. (B+/B2)(d)
2,970,000	7.000		08/01/27	2,227,500
NGL Energy Partners LP/NGL Energy Finance Corp. (B+/B2)(d)
2,390,000	7.500		11/01/23	830,525
2,990,000	7.500		04/15/26	1,046,500
NuStar Logistics LP (BB-/Ba2)(d)
3,420,000	5.625		04/28/27	2,599,200
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. (B-/B1)(d)
10,736,000	5.750		04/15/25	1,234,640
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. (BB-/B1)(d)(e)
5,955,000	4.750		10/01/23	3,751,650
1,935,000	5.500		09/15/24	1,064,250
1,310,000	5.500		01/15/28	681,200
Targa Resources Partners LP/Targa Resources Partners Finance Corp. (BB/Ba3)(d)
700,000	5.125		02/01/25	581,000
4,440,000	5.875		04/15/26	3,663,000
4,880,000	5.375		02/01/27	4,026,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp. (BB/Ba3)(d)
3,635,000	6.500		07/15/27	3,053,400
Targa Resources Partners LP/Targa Resources Partners Finance Corp. (BB/Ba3)(d)
2,905,000	5.000		01/15/28	2,353,050

				66,187,214

Real Estate(d)(e) – 0.5%
Realogy Group LLC/Realogy Co-Issuer Corp. (B/B3)
575,000	5.250		12/01/21	542,656
4,550,000	4.875		06/01/23	3,822,000
5,429,000	9.375		04/01/27	4,533,215

				8,897,871

Real Estate Investment Trust(d) – 0.9%
Crown Castle International Corp. (BBB-/Baa3)
450,000	4.150		07/01/50	445,050
MPT Operating Partnership LP/MPT Finance Corp. (BBB-/Ba1)
1,685,000	4.625		08/01/29	1,555,794
Starwood Property Trust, Inc. (B+/Ba3)
8,890,000	4.750		03/15/25	7,823,200

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Real Estate Investment Trust(d) – (continued)
	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC (C/Ca)
	$1,270,000	8.250%		10/15/23	$977,900
	275,000	7.125	(e)	12/15/24	203,500
	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC (CCC/Caa1)(e)
	2,715,000	6.000		04/15/23	2,487,619
	VICI Properties LP/VICI Note Co., Inc. (BB/Ba3)(e)
	2,154,000	3.500		02/15/25	2,003,220
	1,209,000	3.750		02/15/27	1,139,482

					16,635,765

Retailing – 4.4%
	1011778 BC ULC/New Red Finance, Inc. (B+/B2)(d)(e)
	10,399,000	5.000		10/15/25	10,035,035
	4,050,000	4.375		01/15/28	3,776,625
	Asbury Automotive Group, Inc. (BB/B1)(d)(e)
	5,000	4.500		03/01/28	4,300
	Beacon Roofing Supply, Inc. (B-/B3)(d)(e)
	10,615,000	4.875		11/01/25	9,580,037
	eG Global Finance PLC (B/B2)(d)(e)
	5,610,000	6.750		02/07/25	4,586,175
	2,210,000	8.500		10/30/25	1,966,900
	Golden Nugget, Inc. (CCC+/Caa2)(d)(e)
	220,000	8.750		10/01/25	113,300
	IRB Holding Corp. (B-/Caa2)(d)(e)
	8,870,000	6.750		02/15/26	7,096,000
	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC (BB/Ba3)(d)(e)
	3,312,000	5.250		06/01/26	3,349,260
	Kirk Beauty One GmbH (CCC/Caa2)(d)
EUR	2,250,000	8.750		07/15/23	980,202
	L Brands, Inc. (B+/Ba3)
	$6,845,000	5.250		02/01/28	5,185,088
	Lowe’s Cos., Inc. (BBB+/NR)(d)
	1,487,000	5.125		04/15/50	1,778,898
	Party City Holdings, Inc. (CCC-/Caa1)(d)(e)
	5,075,000	6.625		08/01/26	545,563
	PetSmart, Inc. (B/B2)(d)(e)
	6,264,000	5.875		06/01/25	6,248,340
	PetSmart, Inc. (CCC+/Caa2)(d)(e)
	6,095,000	7.125		03/15/23	5,653,112
	2,328,000	8.875		06/01/25	2,118,480
	Staples, Inc. (B+/B1)(d)(e)
	3,805,000	7.500		04/15/26	3,362,669
	Staples, Inc. (B-/B3)(d)(e)
	6,800,000	10.750		04/15/27	5,202,000
	Suburban Propane Partners LP/Suburban Energy Finance Corp. (BB-/B1)(d)
	2,880,000	5.500		06/01/24	2,707,200
	2,175,000	5.875		03/01/27	2,001,000
	The Home Depot, Inc. (NR/NR)(d)
	1,357,000	3.350		04/15/50	1,437,714
	Yum! Brands, Inc. (B+/B1)(d)(e)
	187,000	7.750		04/01/25	196,584

					77,924,482

Corporate Obligations – (continued)
Semiconductors – 0.4%
	Advanced Micro Devices, Inc. (BB/Ba3)
	1,562,000	7.500		08/15/22	1,667,435
	Amkor Technology, Inc. (BB/B1)(d)(e)
	3,350,000	6.625		09/15/27	3,090,375
	Qorvo, Inc. (BB+/Ba1)(d)
	2,440,000	5.500		07/15/26	2,549,800

					7,307,610

Software(d) – 2.1%
	Camelot Finance SA (B/B2)(e)
	2,150,000	4.500		11/01/26	2,053,250
	Castle US Holding Corp. (CCC/Caa2)(e)
	2,020,000	9.500		02/15/28	1,929,100
	Change Healthcare Holdings LLC/Change Healthcare Finance, Inc. (B-/Caa1)(e)
	950,000	5.750		03/01/25	883,500
	Granite Merger Sub 2, Inc. (CCC+/Caa1)(e)
	2,092,000	11.000		07/15/27	2,071,080
	Nuance Communications, Inc. (BB-/Ba3)
	3,640,000	5.625		12/15/26	3,530,800
	Open Text Corp. (BB/Ba2)(e)
	4,730,000	3.875		02/15/28	4,463,938
	Oracle Corp. (A+/A3)
	2,721,000	3.600		04/01/50	2,718,578
	PTC, Inc. (BB-/Ba3)(e)
	2,082,000	3.625		02/15/25	1,951,875
	Rackspace Hosting, Inc. (B-/Caa1)(e)
	2,980,000	8.625		11/15/24	2,667,100
	Solera LLC/Solera Finance, Inc. (CCC+/Caa1)(e)
	6,500,000	10.500		03/01/24	6,370,000
	SS&C Technologies, Inc. (B+/B2)(e)
	6,045,000	5.500		09/30/27	6,301,912
	The Dun & Bradstreet Corp. (CCC/Caa2)(e)
	3,280,000	10.250		02/15/27	3,288,200
	Veritas US, Inc./Veritas Bermuda Ltd. (B/B2)(e)
	235,000	7.500		02/01/23	215,025

					38,444,358

Storage/Warehousing(d) – 0.1%
	Algeco Global Finance 2 PLC (CCC/Caa1)(e)
	2,390,000	10.000		08/15/23	1,762,625
	Mobile Mini, Inc. (BB-/B2)
	350,000	5.875		07/01/24	333,375

					2,096,000

Telecommunication Services – 7.6%
	Altice France SA (B/B2)(d)(e)
	3,715,000	7.375		05/01/26	3,710,356
	4,910,000	8.125		02/01/27	5,118,675
	225,000	5.500		01/15/28	212,063
	CenturyLink, Inc. (B+/B2)
	220,000	5.625	(d)	04/01/25	218,900
	5,230,000	5.125	(d)(e)	12/15/26	5,203,850
	3,465,000	6.875		01/15/28	3,534,300
	1,700,000	7.600		09/15/39	1,649,000

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Telecommunication Services – (continued)
CommScope Technologies LLC (B-/B3)(d)(e)
$4,640,000	6.000%		06/15/25	$4,245,600
CommScope, Inc. (B-/B3)(d)(e)
6,975,000	5.500		06/15/24	6,460,594
3,230,000	8.250		03/01/27	3,141,175
Digicel Group One Ltd. (NR/Caa2)(d)(e)
6,910,000	8.250		12/30/22	2,770,910
Digicel Group Two Ltd. (NR/Ca)(d)(e)
7,935,000	8.250		09/30/22	1,034,129
Frontier Communications Corp. (CCC+/B3)(d)(e)
4,625,000	8.500		04/01/26	4,255,000
225,000	8.000		04/01/27	221,625
Frontier Communications Corp. (D/Caa3)(d)
6,950,000	11.000		09/15/25	1,841,750
Hughes Satellite Systems Corp. (BB/B2)
210,000	6.625		08/01/26	210,000
Intelsat Jackson Holdings SA (B/B1)(e)
210,000	9.500		09/30/22	212,100
Intelsat Jackson Holdings SA (CCC+/Caa2)(d)(e)
6,885,000	8.500		10/15/24	4,337,550
16,115,000	9.750		07/15/25	10,071,875
Level 3 Financing, Inc. (BB/Ba3)(d)
910,000	5.375		01/15/24	910,000
5,285,000	5.250		03/15/26	5,285,000
5,891,000	4.625	(e)	09/15/27	5,905,727
Nokia of America Corp. (NR/WR)
5,200,000	6.450		03/15/29	5,408,000
Sprint Capital Corp. (B/B3)
8,075,000	8.750		03/15/32	10,638,812
Sprint Communications, Inc. (B/B3)
6,193,000	11.500		11/15/21	6,812,300
5,550,000	6.000		11/15/22	5,772,000
Sprint Corp. (B/B3)
10,288,000	7.875		09/15/23	11,291,080
4,230,000	7.625	(d)	02/15/25	4,705,875
1,400,000	7.625	(d)	03/01/26	1,571,500
T-Mobile USA, Inc. (BB+/Ba2)(d)
5,825,000	6.000		03/01/23	5,846,844
1,360,000	6.000		04/15/24	1,380,400
3,820,000	6.500		01/15/26	4,001,450
Telecom Italia Capital SA (BB+/Ba1)
6,865,000	7.200		07/18/36	7,105,275
675,000	7.721		06/04/38	713,813
Telesat Canada/Telesat LLC (BB-/Ba3)(d)(e)
402,000	4.875		06/01/27	388,935

				136,186,463

Toys/Games/Hobbies(d) – 0.3%
Mattel, Inc. (B+/B1)(e)
2,165,000	6.750		12/31/25	2,208,300
1,553,000	5.875		12/15/27	1,584,060
Mattel, Inc. (B-/B3)
2,335,000	3.150		03/15/23	2,194,900

				5,987,260

Corporate Obligations – (continued)
Trucking & Leasing(d)(e) – 0.0%
Fortress Transportation & Infrastructure Investors LLC (B+/Ba3)
225,000	6.500		10/01/25	164,250

TOTAL CORPORATE OBLIGATIONS
(Cost $1,855,438,275)				$1,612,174,722

Structured Note(d)(e)(g) – 0.1%
CHS/Community Health Systems, Inc. (CCC-/Ca)
$1,820,000	9.875%		06/30/23	$1,428,700
(Cost $1,691,702)

Shares	Dividend Rate	Value

Preferred Stocks(d)(f) – 0.1%
Media – 0.1%
Spanish Broadcasting System, Inc.
3,014	10.750%	$2,049,520
(Cost $3,042,345)

Units	Expiration Date	Value

Warrant(h) – 0.0%
True Religion Warrant (NR/NR)
1,914	10/27/22	$—
True Religion Warrant 2 (NR/NR)
7,229	10/27/22	—

TOTAL WARRANT
(Cost $—)		$—

Shares	Dividend Rate	Value

Investment Company(i) – 3.7%
Goldman Sachs Financial Square Government Fund – Institutional Shares
65,794,418	0.333%	$65,794,418
(Cost $65,794,418)

TOTAL INVESTMENTS – 96.4%
(Cost $1,978,694,581)		$1,725,490,597

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount	Interest Rate (Paid) Received	Maturity Date	Value

Reverse Repurchase Agreement(j) – (0.2)%
Barclays Reverse Repurchase Agreement (NR/NR)
$(3,466,621)	(2.000)%	04/1/20	$(3,466,621)
(Cost $(3,466,621))

OTHER ASSETS IN EXCESS OF OTHER LIABILITIES – 3.8%			68,834,458

NET ASSETS – 100.0%			$1,790,858,434

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on March 31, 2020. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2020.

(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(d)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(e)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(f)	Pay-in-kind securities.

(g)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2020.

(h)	Security is currently in default and/or non-income producing.

(i)	Represents an affiliated issuer.

(j)	Reverse repurchase agreements are entered on a rolling day-to-day basis; both parties to the agreement have the right to terminate the contract on any date.

Currency Abbreviations:
EUR	—Euro
GBP	—British Pound
USD	—U.S. Dollar

Investment Abbreviations:
CMT	—Constant Maturity Treasury Indexes
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
SOFR	—Secured Overnight Funding Rate
WR	—Withdrawn Rating

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2020, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
JPMorgan Securities, Inc.	EUR	5,275,000	USD	5,822,160	05/14/20	$5,859
State Street Bank (London)	USD	1,555,626	GBP	1,200,000	04/29/20	64,101

TOTAL						$69,960

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

Westpac Banking Corp.	USD	21,112,802	EUR	19,457,566	05/14/20	$(384,651)

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

March 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At March 31, 2020, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Ultra Long U.S. Treasury Bonds	140	06/19/20	$31,062,500	$1,779,276
Ultra 10 Year U.S. Treasury Notes	250	06/19/20	39,007,813	1,540,341
10 Year U.S. Treasury Notes	1,261	06/19/20	174,884,937	7,022,766

Total				$10,342,383
Short position contracts:
Eurodollars	(1)	12/14/20	(249,150)	(4,399)
2 Year U.S. Treasury Notes	(775)	06/30/20	(170,796,679)	(81,750)
5 Year German Euro-Bobl	(97)	06/08/20	(14,464,934)	97,205
5 Year U.S. Treasury Notes	(226)	06/30/20	(28,331,219)	31,782
20 Year U.S. Treasury Bonds	(58)	06/19/20	(10,385,625)	(710,248)

Total				$(667,410)

TOTAL FUTURES CONTRACTS				$9,674,973

SWAP CONTRACTS — At March 31, 2020, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2020(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:

CDX.NA.HY Index 34	5.000%	6.575%	06/20/25	$141,500	$(8,947,700)	$(5,864,115)	$(3,083,585)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments

March 31, 2020

Principal Amount		Interest Rate		Maturity Date	Value

Bank Loans(a) – 92.2%
Aerospace & Defense – 0.8%
	Arconic Rolled Products Corporation (NR/NR)(b)
	$5,000,000	0.000%		02/04/27	$4,500,000
	Dynasty Acquisition Co., Inc. (B/B2)(b)
	1,297,439	0.000		04/06/26	1,026,599
	697,548	0.000		04/06/26	551,935
	TransDigm, Inc. (B+/Ba3)(c) (1M LIBOR + 2.250%)
	4,037,889	3.239		08/22/24	3,739,085

					9,817,619

Airlines(c) – 1.3%
	Allegiant Travel Co. (NR/Ba3) (3M LIBOR + 3.000%)
	6,841,000	4.707		02/05/24	5,301,775
	American Airlines, Inc. (BB-/Ba1) (1M LIBOR + 1.750%)
	4,900,000	2.691		01/29/27	3,969,000
	Atlantic Aviation FBO, Inc. (BB/Ba3)(d) (1M LIBOR + 3.750%)
	4,517,563	4.740		12/06/25	4,291,685
	Kestrel Bidco Inc. (B+/Ba2) (1M LIBOR + 3.000%)
	3,990,000	4.000		12/11/26	3,032,400

					16,594,860

Automotive – Distributors(c) – 1.0%
	American Axle & Manufacturing, Inc. (BB-/Ba2) (1M LIBOR + 2.250%)
	4,143,221	3.200		04/06/24	3,426,444
	Bombardier Recreational Products, Inc. (BB/B2) (1M LIBOR + 2.000%)
	4,427,750	2.989		05/24/27	3,630,755
	Drive Chassis Holding Co. LLC (NR/NR) (3M LIBOR + 8.250%)
	4,550,000	10.084		04/10/26	3,185,000
	Thor Industries, Inc. (BB/B2) (1M LIBOR + 3.750%)
	3,006,024	5.438		02/01/26	2,555,120

					12,797,319

Automotive – Parts(c) – 3.6%
	Adient US LLC (BB-/Ba3) (3M LIBOR + 4.000%)
	5,206,521	5.742		05/06/24	4,503,640
	CS Intermediate Holdco 2 LLC (B/Ba3)(d) (1M LIBOR + 2.000%)
	3,842,347	2.989		11/02/23	2,497,526
	Garrett LX III S.a r.l. (BB-/B1) (3M LIBOR + 2.500%)
	5,924,812	3.770		09/27/25	4,858,346
	Gates Global LLC (B+/B1) (1M LIBOR + 2.750%)
	4,240,790	3.750		04/01/24	3,655,561
	Mavis Tire Express Services Corp. (B/B2) (1M LIBOR + 3.250%)
	11,128,013	4.700		03/20/25	8,818,950
	Navistar International Corp. (BB-/Ba2) (1M LIBOR + 3.500%)
	6,064,770	4.280		11/06/24	5,215,702
	Panther BF Aggregator 2 LP (B/Ba3)
	(1M EURIBOR + 3.750%)
EUR	1,150,000	3.750		04/30/26	1,099,823
	(1M LIBOR + 3.500%)
	$4,726,250	4.441	(d)	04/30/26	4,300,887
	Tenneco, Inc. (B+/Ba3) (1M LIBOR + 3.000%)
	9,183,750	3.989		10/01/25	6,290,869
	Wand NewCo 3, Inc. (B/B1)(6M LIBOR + 3.000%)
	4,062,693	4.072		02/05/26	3,615,797

					44,857,101

Bank Loans(a) – (continued)
Building & Construction Material(c) – 0.3%
	CSC Holdings LLC (BB/Ba3) (1M LIBOR + 2.500%)
	3,793,392	3.112		04/15/27	3,616,355

Building Materials – 4.2%
	ACProducts, Inc. (NR/B2)(c) (3M LIBOR + 6.500%)
	4,950,000	8.192		08/18/25	4,405,500
	Beacon Roofing Supply, Inc. (BB/B1)(c) (1M LIBOR + 2.250%)
	3,083,294	3.239		01/02/25	2,778,819
	CPG International, Inc. (B/B2)(c) (3M LIBOR + 3.750%)
	8,525,388	5.933		05/05/24	7,070,786
	Foundation Building Materials Holding Co. LLC (BB-/B2)(c) (1M LIBOR + 3.000%)
	4,858,268	3.989		08/13/25	4,190,256
	Hayward Industries, Inc. (B/B3)(c) (1M LIBOR + 3.500%)
	4,808,159	4.489		08/05/24	3,768,395
	Ingersoll-Rand Services Co. (BB+/Ba2)(b)
	1,750,000	0.000		03/01/27	1,636,250
	Jeld-Wen, Inc. (BB+/Ba2)(c) (3M LIBOR + 2.000%)
	3,336,648	3.450		12/14/24	2,925,406
	LBM Borrower LLC (B+/B2)(c) (1M LIBOR + 3.750%)
	3,412,847	4.691		08/20/22	3,014,670
	NCI Building Systems, Inc. (B+/B2)(c) (1M LIBOR + 3.750%)
	10,987,144	4.561		04/12/25	9,284,137
	Quikrete Holdings, Inc. (BB-/B1)(c) (1M LIBOR + 2.500%)
	8,304,188	3.489		02/01/27	7,639,853
	Swissport Financing S.a r.l. (B-/B2)(c) (3M EURIBOR + 4.500%)
EUR	8,275,000	4.500		08/14/24	5,175,999

					51,890,071

Chemicals(c) – 5.4%
	Alpha 3 B.V. (B-/B1)(d) (3M LIBOR + 3.000%)
	$6,823,296	4.450		01/31/24	6,209,199
	ASP Unifrax Holdings, Inc. (CCC/Caa3) (3M LIBOR + 8.500%)
	1,975,000	9.273		12/14/26	1,283,750
	ASP Unifrax Holdings, Inc. (CCC+/Caa1) (6M LIBOR + 3.750%)
	5,216,943	4.822		12/12/25	4,121,385
	Consolidated Energy Finance SA (BB/Ba2) (3M LIBOR + 2.500%)
	3,939,975	3.205		05/07/25	2,757,982
	Cyanco Intermediate Corp. (B/B2) (1M LIBOR + 3.500%)
	5,199,917	4.489		03/16/25	4,358,206
	Element Solutions, Inc. (BB/Ba2) (1M LIBOR + 2.000%)
	3,918,197	2.989		01/31/26	3,624,332
	Emerald Performance Materials LLC (B-/B2) (1M LIBOR + 3.500%)
	2,861,098	4.500		08/01/21	2,422,405
	Emerald Performance Materials LLC (CCC+/Caa2) (1M LIBOR + 7.750%)
	3,550,000	8.750		08/01/22	2,840,000
	Hexion, Inc. (B+/Ba3) (3M LIBOR + 3.500%)
	3,628,329	5.410		07/01/26	3,020,584
	INEOS Enterprises Holdings US Finco LLC (NR/Ba3) (3M LIBOR + 3.500%)
	4,824,270	5.113		08/28/26	4,229,293
	Momentive Performance Materials, Inc. (B+/B1) (1M LIBOR + 3.250%)
	5,588,423	4.240		05/15/24	4,491,136

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount		Interest Rate	Maturity Date	Value

Bank Loans(a) – (continued)
Chemicals(c) – (continued)
	Polar US Borrower LLC (B/B2) (3M LIBOR + 4.750%)
	$3,928,202	6.624%	10/15/25	$3,397,895
	PQ Corp. (BB-/WR) (3M LIBOR + 2.250%)
	4,293,678	4.027	02/07/27	3,939,450
	Starfruit Finco B.V. (B+/B1) (1M LIBOR + 3.000%)
	7,750,883	3.863	10/01/25	6,898,286
	The Chemours Co. (BB/Baa3) (1M LIBOR + 1.750%)
	3,895,120	2.740	04/03/25	3,544,559
	Tronox Finance LLC (BB-/Ba3) (1M LIBOR + 2.750%)
	6,931,699	3.739	09/23/24	6,035,500
	Univar, Inc. (BB+/Ba3) (3M LIBOR + 2.250%)
	3,840,414	3.700	07/01/24	3,590,787

				66,764,749

Commercial Services(c) – 1.8%
	Amentum Government Services Holdings LLC (B/Ba3) (1M LIBOR + 4.000%)
	860,000	4.989	02/01/27	791,200
	AQ Carver Buyer, Inc. (B/B2)(d) (3M LIBOR + 5.000%)
	2,189,000	6.450	09/23/25	1,641,750
	Da Vinci Purchaser Corp. (B/B2) (3M LIBOR + 4.000%)
	4,000,000	5.872	01/08/27	3,760,000
	IRB Holding Corp. (B+/B3) (1M LIBOR + 2.750%)
	6,396,585	3.750	02/05/25	4,913,409
	Prime Security Services Borrower LLC (BB-/Ba3) (1M LIBOR + 3.250%)
	5,472,500	4.606	09/23/26	4,886,943
	Rockwood Service Corporation (B/B2)(d) (3M LIBOR + 4.250%)
	1,500,000	5.700	01/23/27	1,260,000
	STG-Fairway Holdings LLC (B-/B2) (3M LIBOR + 3.500%)
	975,000	4.572	01/31/27	819,000
	The Hertz Corp. (BB/Ba3) (1M LIBOR + 2.750%)
	2,884,615	3.740	06/30/23	2,026,442
	Trans Union LLC (BB+/Ba2) (1M LIBOR + 1.750%)
	2,905,962	2.739	11/16/26	2,773,740

				22,872,484

Construction Machinery(c) – 0.8%
	Brookfield WEC Holdings Inc. (B/B2) (1M LIBOR + 3.000%)
	7,680,556	3.989	08/01/25	7,219,722
	Welbilt, Inc. (B-/B1) (1M LIBOR + 2.500%)
	3,422,500	3.489	10/23/25	2,628,206

				9,847,928

Consumer Cyclical Services – 0.4%
	Fleet U.S. Bidco, Inc. (B+/B2)(c) (6M LIBOR + 3.250%)
	1,592,000	4.322	10/07/26	1,432,800
	Verisure Holding AB (NR/NR)(b)
EUR	3,800,000	0.000	10/20/22	3,950,034

				5,382,834

Consumer Cyclical Services – Business(c) – 2.3%
	Advantage Sales & Marketing, Inc. (B-/B2) (3M LIBOR + 3.250%)
	$2,386,148	4.700	07/23/21	1,902,953

Bank Loans(a) – (continued)
Consumer Cyclical Services – Business(c) – (continued)
	Advantage Sales & Marketing, Inc. (CCC/Caa2) (3M LIBOR + 6.500%)
	2,053,226	7.950	07/25/22	1,457,791
	Allied Universal Holding Co. LLC (B-/B3) (1M LIBOR + 4.250%)
	4,837,875	5.239	07/10/26	4,450,845
	Colorado Buyer, Inc. (CC/Caa1) (1M LIBOR + 7.250%)
	2,875,000	8.250	05/01/25	1,019,015
	Guidehouse LLP (B-/B1) (1M LIBOR + 4.500%)
	3,706,139	5.489	05/01/25	2,964,911
	Sabre GLBL, Inc. (BB-/Ba3) (1M LIBOR + 2.000%)
	7,337,734	2.989	02/22/24	6,108,663
	Stats Intermediate Holdings, LLC (B-/NR) (3M LIBOR + 5.250%)
	2,643,375	6.963	07/10/26	2,176,370
	Tempo Acquisition LLC (B/B1) (1M LIBOR + 2.750%)
	5,604,109	3.739	05/01/24	4,987,657
	The House of HR (NR/NR)(6M EURIBOR + 4.250%)
EUR	2,475,000	4.250	07/27/26	2,074,554
	USS Ultimate Holdings, Inc. (CCC+/Caa2) (3M LIBOR + 7.750%)
	$2,225,000	9.671	08/25/25	1,557,500

				28,700,259

Consumer Products – 0.4%
	Coty, Inc. (B+/Ba3)(b)
EUR	1,172,018	0.000	04/07/25	1,024,400
	$822,906	0.000	04/07/25	650,713
	Fluidra SA (BB/Ba3)(c) (1M LIBOR + 2.000%)
	3,312,155	2.989	07/02/25	2,980,939

				4,656,052

Consumer Products – Household & Leisure(c) – 0.4%
	Diamond (BC) B.V. (B-/B1) (3M LIBOR + 3.000%)
	3,081,418	4.777	09/06/24	2,280,249
	Prestige Brands, Inc. (BB/Ba3) (1M LIBOR + 2.000%)
	2,462,920	2.989	01/26/24	2,279,950

				4,560,199

Consumer Products – Non Durable(c) – 0.9%
	Alphabet Holding Co., Inc. (B-/B3) (1M LIBOR + 3.500%)
	3,453,714	4.489	09/26/24	2,730,368
	Alphabet Holding Co., Inc. (CCC/Caa2) (1M LIBOR + 7.750%)
	6,350,000	8.739	09/26/25	4,603,750
	HLF Financing S.A R.L. (BB+/Ba1) (1M LIBOR + 2.750%)
	2,158,564	3.739	08/18/25	1,935,520
	KIK Custom Products, Inc. (CCC+/B3) (1M LIBOR + 4.000%)
	2,250,000	5.000	05/15/23	2,002,973

				11,272,611

Distributor(c) – 0.1%
	UGI Energy Services LLC (NR/Ba3) (1M LIBOR + 3.750%)
	1,935,375	4.739	08/13/26	1,635,392

Diversified Financial Services(c) – 3.2%
	Advisor Group, Inc. (B-/B2) (1M LIBOR + 5.000%)
	4,987,500	5.989	07/31/26	3,669,952

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount		Interest Rate		Maturity Date	Value

Bank Loans(a) – (continued)
Diversified Financial Services(c) – (continued)
	Blackstone CQP Holding Co. LP (B+/B1) (3M LIBOR + 3.500%)
	$7,443,750	4.616%		09/30/24	$5,791,238
	Citadel Securities LP (BBB-/Ba1) (1M LIBOR + 2.750%)
	5,438,222	3.739		02/27/26	4,840,017
	DLG Acquisitions Ltd. (NR/NR) (3M EURIBOR + 3.500%)
EUR	1,825,000	3.500		05/15/26	1,717,575
	Edelman Financial Center LLC (B/B2) (1M LIBOR + 3.250%)
	$3,637,110	4.179		07/21/25	3,064,266
	FinCo I LLC (BB/Baa3) (1M LIBOR + 2.000%)
	1,533,968	2.989		12/27/22	1,468,774
	First Eagle Holdings, Inc. (BB/Ba2) (3M LIBOR + 2.500%)
	4,861,858	3.950		02/01/27	4,071,806
	Fiserv Investment Solutions, Inc. (B/B2)(d) (3M LIBOR + 5.500%)
	1,200,000	6.442		02/18/27	1,008,000
	Franklin Square Holdings LP (BB/Ba1)(d) (1M LIBOR + 2.250%)
	1,917,943	3.250		08/01/25	1,745,328
	Jefferies Finance LLC (BB-/Ba2) (1M LIBOR + 3.250%)
	3,986,250	4.250		06/03/26	3,295,313
	MHI Holdings LLC (B/B2) (1M LIBOR + 5.000%)
	4,239,375	5.989		09/21/26	3,497,484
	VFH Parent LLC (B+/Ba3) (1M LIBOR + 3.000%)
	2,839,293	4.005		03/01/26	2,576,659
	Victory Capital Holdings, Inc. (NR/Ba3) (1M USD LIBOR), (3 mo. LIBOR + 2.500%)
	2,825,518	4.015		07/01/26	2,444,073

					39,190,485

Diversified Manufacturing – 1.8%
	AI Aqua Merger Sub, Inc. (B/B2)(b)
	1,865,217	0.000		12/13/23	1,585,435
	1,122,101	0.000		12/13/23	953,785
	AI Plex Acquico GmbH (B/B3)(c) (6M LIBOR + 5.000%)
	1,144,250	6.779		07/31/26	783,811
	Apex Tool Group LLC (B-/B2)(c) (1M LIBOR + 5.250%)
	3,949,842	6.500		08/01/24	3,019,970
	Atkore International, Inc. (BB-/Ba3)(c) (3M LIBOR + 2.750%)
	4,369,211	4.020		12/22/23	3,699,280
	Dynacast International LLC (CCC/Caa1)(c) (3M LIBOR + 3.250%)
	6,983,479	4.700		01/28/22	4,539,261
	Gardner Denver, Inc. (BB+/Ba2)(c) (1M LIBOR + 1.750%)
	1,506,967	2.739		03/01/27	1,409,014
	Robertshaw US Holding Corp. (CCC/Caa2)(c) (1M LIBOR + 8.000%)
	4,650,000	9.000		02/28/26	2,557,500
	Titan Acquisition Ltd. (B-/B2)(c) (3M LIBOR + 3.000%)
	4,180,843	4.450		03/28/25	3,407,387

					21,955,443

Electrical Utilities(c) – 0.4%
	Pike Corp. (B/B2) (1M LIBOR + 3.250%)
	1,963,578	4.250		07/24/26	1,816,310
	Resideo Funding, Inc. (BBB-/Ba2) (3M LIBOR + 2.250%)
	3,358,814	3.710		10/24/25	3,022,933

					4,839,243

Bank Loans(a) – (continued)
Entertainment – 3.5%
	Allen Media LLC (NR/Ba3)(c)(d) (3M LIBOR + 5.500%)
	6,550,000	7.231		02/10/27	5,436,500
	Alterra Mountain Co. (B/B1)(c) (1M LIBOR + 2.750%)
	4,359,789	3.739		07/31/24	3,923,810
	AMC Entertainment Holdings, Inc. (CCC+/Ba3)(c) (1M LIBOR + 3.000%)
	5,469,064	4.080		04/22/26	3,987,276
	Amer Sports Oyj (NR/NR)(c) (6M EURIBOR + 4.500%)
EUR	4,300,000	4.500		03/30/26	3,272,302
	Cineworld Limited (NR/NR)(b)(d)
	$5,600,000	0.000		02/05/27	3,696,000
	CityCenter Holdings LLC (BB-/B2)(c) (1M LIBOR + 2.250%)
	3,566,400	3.239		04/18/24	3,095,635
	Crown Finance US, Inc. (B/B3)(c)
	(6M LIBOR + 2.250%)
	5,065,431	3.322		02/28/25	3,419,166
	(6M LIBOR + 2.500%)
	1,094,500	3.572		09/30/26	681,633
	PCI Gaming Authority (BB+/Ba3)(c) (1M LIBOR + 2.500%)
	4,918,308	3.489		05/29/26	3,983,829
	Playtika Holding Corp. (B+/B1)(c) (6M LIBOR + 6.000%)
	2,493,438	7.072		12/10/24	2,314,733
	UFC Holdings LLC (B/B2)(c) (1M LIBOR + 3.250%)
	5,396,212	4.250		04/29/26	4,694,704
	Vue International Bidco PLC (NR/NR)
	(3M EURIBOR + 4.250%)
	3,136,096	4.750	(c)	07/03/26	2,448,829
	World Triathlon Corp. (B-/B2)(c) (1M LIBOR + 4.250%)
	$2,089,500	5.250		08/15/26	1,964,130

					42,918,547

Environmental(c) – 0.6%
	Core & Main LP (B+/B2) (1M LIBOR + 2.750%)
	6,471,943	4.331		08/01/24	5,679,130
	FTS International, Inc. (CCC+/Caa2) (1M LIBOR + 4.750%)
	2,067,585	5.750		04/16/21	1,116,496

					6,795,626

Environmental(c) – 0.6%
	EnergySolutions LLC (B-/B3)(d) (3M LIBOR + 3.750%)
	4,511,925	5.200		05/09/25	3,880,255
	GFL Environmental, Inc. (BB-/Ba3) (1M LIBOR + 3.000%)
	2,576,333	4.000		05/30/25	2,486,161
	Innovative Water Care Global Corp. (B-/Caa1) (3M LIBOR + 5.000%)
	2,895,750	6.450		02/27/26	1,496,147

					7,862,563

Food & Beverages – 2.5%
	CHG PPC Parent LLC (B-/B2)(c) (1M LIBOR + 2.750%)
	5,386,712	3.739		03/31/25	4,794,173
	Chobani LLC (B-/B1)(c) (1M LIBOR + 3.500%)
	3,555,247	4.500		10/10/23	3,155,282
	Froneri International Ltd. (B+/B1)(c)
	(6M LIBOR + 2.625%)
EUR	2,000,000	2.625		01/29/27	2,080,796

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount		Interest Rate		Maturity Date	Value

Bank Loans(a) – (continued)
Food & Beverages – (continued)
	Froneri International Ltd. (B+/B1)(c) – (continued)
	(1M LIBOR + 2.250%)
	$9,000,000	3.239	% (d)	01/29/27	$8,527,500
	Shearer’s Foods, Inc. (CCC/Caa2)(c)(d) (1M LIBOR + 6.750%)
	2,390,889	7.750		06/30/22	2,205,595
	Sigma Bidco B.V. (NR/NR)(b)
	6,561,751	0.000		07/02/25	5,730,574
	Sunshine Investments B.V. (B+/B1)(c)
	(3M EURIBOR + 3.250%)
EUR	525,000	3.250		03/28/25	534,391
	(2M LIBOR + 3.250%)
	$4,565,400	4.954		03/28/25	4,165,928

					31,194,239

Gaming(c) – 2.0%
	Caesars Entertainment Operating Co., Inc. (BB/B1) (1M LIBOR + 2.000%)
	3,649,489	2.989		10/07/24	2,949,992
	Caesars Resort Collection LLC (BB/Ba3) (1M LIBOR + 2.750%)
	7,525,077	3.739		12/23/24	6,050,162
	Eldorado Resorts LLC (BB/Ba1) (6M LIBOR + 2.250%)
	3,223,352	3.250		04/17/24	2,820,433
	Mohegan Tribal Gaming Authority (B-/B2)
	(1M LIBOR + 4.125%)
	2,459,620	5.728		10/13/21	1,852,905
	(1M LIBOR + 4.375%)
	1,362,543	5.375		10/13/23	960,593
	Scientific Games International, Inc. (B+/B1)(2M LIBOR + 2.750%)
	10,214,761	4.369		08/14/24	8,205,824
	The Stars Group Holdings B.V. (B+/B1) (3M LIBOR + 3.500%)
	2,498,454	4.950		07/10/25	2,375,605

					25,215,514

Health Care – Pharmaceuticals(c) – 1.5%
	Amedes Holding AG (B/B2) (3M EURIBOR + 3.500%)
EUR	3,025,000	3.500		05/30/26	2,945,927
	Bausch Health Cos., Inc. (BB/Ba2) (1M LIBOR + 2.750%)
	$2,461,726	3.362		11/27/25	2,326,331
	Endo Luxembourg Finance Co. I S.A.R.L. (B+/B1) (1M LIBOR + 4.250%)
	5,095,155	5.250		04/29/24	4,547,425
	Grifols Worldwide Operations USA, Inc. (BB+/Ba2) (1 Week LIBOR + 2.000%)
	4,936,515	2.684		11/15/27	4,652,666
	Sunshine Luxembourg VII S.a r.l. (B-/B2)(6M LIBOR + 4.250%)
	4,987,500	5.322		10/01/26	4,458,825

					18,931,174

Health Care – Services – 4.9%
	21st Century Oncology Holdings, Inc. (NR/NR)(c) (1M LIBOR + 6.125%)
	2,149,815	7.125		01/16/23	2,038,734
	Air Medical Group Holdings, Inc. (B/B1)(b)
	3,042,219	0.000		03/14/25	2,707,575
	Air Methods Corp. (B/B3)(c) (3M LIBOR + 3.500%)
	1,864,989	4.950		04/22/24	1,297,212

Bank Loans(a) – (continued)
Health Care – Services – (continued)
	American Renal Holdings, Inc. (B-/B3)(c) (1M LIBOR + 5.000%)
	3,914,470	5.989		06/21/24	3,317,513
	Athenahealth, Inc. (B/B2)(c) (3M LIBOR + 4.500%)
	3,165,395	5.284		02/11/26	2,943,818
	Change Healthcare Holdings LLC (B+/B1)(c) (1M LIBOR + 2.500%)
	2,848,057	3.500		03/01/24	2,677,173
	Envision Healthcare Corp. (B/Caa1)(c) (1M LIBOR + 3.750%)
	10,084,770	4.739		10/10/25	5,092,809
	MPH Acquisition Holdings LLC (B+/B1)(c) (3M LIBOR + 2.750%)
	3,982,295	4.200		06/07/23	3,507,725
	RegionalCare Hospital Partners Holdings, Inc. (B/B1)(c) (1M LIBOR + 3.750%)
	7,870,833	4.739		11/17/25	7,265,802
	Rodenstock GmbH (NR/NR)(b)
EUR	3,200,000	0.000		06/05/26	2,735,191
	Sedgwick Claims Management Services, Inc. (B/B2)(c) (1M LIBOR + 3.250%)
	$6,157,910	4.239		12/31/25	5,413,850
	Sotera Health Holdings LLC (B/B2)(c) (1M LIBOR + 4.500%)
	5,291,487	5.500		12/11/26	4,582,111
	Team Health Holdings, Inc. (B-/Caa1)(c) (1M LIBOR + 2.750%)
	9,260,960	3.750		02/06/24	5,788,100
	U.S. Renal Care, Inc. (B/B2)(c) (1M LIBOR + 5.000%)
	4,870,824	6.000		06/26/26	4,209,805
	Verscend Holding Corp. (B+/B3)(c) (1M LIBOR + 4.500%)
	5,946,124	5.489		08/27/25	5,589,356
	WP CityMD Bidco LLC (B-/B2)(c) (3M LIBOR + 4.500%)
	1,446,375	5.950		08/13/26	1,282,457

					60,449,231

Home Construction(c) – 0.4%
	Builders FirstSource, Inc. (BB+/B1) (3M LIBOR + 3.000%)
	855,405	4.613		02/29/24	761,311
	Gyp Holdings III Corp. (BB-/B2)(d) (1M LIBOR + 2.750%)
	4,120,928	3.739		06/01/25	3,708,835

					4,470,146

Insurance(c) – 1.6%
	Acrisure LLC (B/B2) (3M LIBOR + 3.500%)
	3,500,000	5.207		02/15/27	3,080,000
	Alliant Holdings Intermediate LLC (B/B2) (1M LIBOR + 3.250%)
	4,820,857	3.862		05/09/25	4,374,928
	AssuredPartners, Inc. (B/B2) (1M LIBOR + 3.500%)
	3,362,718	4.489		02/12/27	2,917,158
	HUB International Ltd. (B/B2) (3M LIBOR + 2.750%)
	5,192,692	4.551		04/25/25	4,824,010
	USI, Inc. (B/B2) (3M LIBOR + 3.000%)
	5,047,306	3.989		05/16/24	4,593,048

					19,789,144

Machinery(c) – 0.5%
	Clark Equipment Co. (BBB-/Ba3) (3M LIBOR + 1.750%)
	2,787,456	3.200		05/18/24	2,485,017

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(a) – (continued)
Machinery(c) – (continued)
Shape Technologies Group, Inc. (B-/Caa2) (3M LIBOR + 3.000%)
$4,141,435	4.806%	04/21/25	$2,899,004
Star US Bidco LLC (NR/NR) (1M LIBOR + 4.250%)
1,500,000	5.250	03/03/27	1,278,750

			6,662,771

Media – 0.4%
Banijay Entertainment S.A.S (NR/NR)(b)(d)
3,650,000	0.000	03/04/25	3,212,000
Meredith Corp. (BB/Ba2)(c) (1M LIBOR + 2.500%)
1,893,413	3.489	01/31/25	1,663,836

			4,875,836

Media – Broadcasting & Radio(c) – 3.4%
Ascend Learning LLC (B/Ba3) (1M LIBOR + 3.000%)
4,236,767	4.000	07/12/24	3,754,834
Cumulus Media New Holdings, Inc. (B/B2)(6M LIBOR + 3.750%)
5,323,250	4.822	03/31/26	4,254,182
Diamond Sports Group LLC (BB/Ba2) (1M LIBOR + 3.250%)
8,780,875	4.180	08/24/26	6,761,274
Digital Room Holdings, Inc. (B-/B2) (1M LIBOR + 5.000%)
4,987,313	5.941	05/21/26	4,239,216
Metro-Goldwyn-Mayer, Inc. (B-/B3) (1M LIBOR + 4.500%)
1,050,000	5.500	07/03/26	892,500
Metro-Goldwyn-Mayer, Inc. (BB/Ba3) (1M LIBOR + 2.500%)
2,227,387	3.490	07/03/25	1,982,374
Nexstar Broadcasting, Inc. (BB/Ba3)
(1M LIBOR + 2.250%)
3,747,459	3.191	01/17/24	3,485,137
(1M LIBOR + 2.750%)
2,473,610	4.331	09/18/26	2,293,036
Renaissance Holding Corp. (B-/B2) (1M LIBOR + 3.250%)
4,858,625	4.239	05/30/25	4,012,398
Renaissance Holding Corp. (CCC/Caa2) (1M LIBOR + 7.000%)
2,525,000	7.989	05/29/26	1,944,250
The E.W. Scripps Co. (BB-/Ba2) (1M LIBOR + 2.000%)
1,558,339	2.989	10/02/24	1,412,899
Univision Communications, Inc. (B/B2) (1M LIBOR + 2.750%)
5,278,559	3.750	03/15/24	4,447,186
WMG Acquisition Corp. (BB-/Ba3) (1M LIBOR + 2.125%)
3,237,047	3.114	11/01/23	3,139,935

			42,619,221

Media – Cable(c) – 2.9%
Altice Financing SA (NR/NR) (1M LIBOR + 2.750%)
4,059,823	3.674	01/31/26	3,684,289
Altice Financing SA (B/B2)(2M LIBOR + 2.750%)
1,979,644	4.412	07/15/25	1,791,578
Altice France SA (B/B2) (1M LIBOR + 3.688%)
4,111,367	4.392	01/31/26	3,823,571
Cogeco Communications, Inc. (BB/B1) (1M LIBOR + 2.000%)
5,180,102	2.989	01/03/25	4,800,245
CSC Holdings LLC (BB/Ba3) (1M LIBOR + 2.250%)
3,942,861	2.862	07/17/25	3,752,302

Bank Loans(a) – (continued)
Media – Cable(c) – (continued)
ION Media Networks, Inc. (BB-/B1) (1M LIBOR + 3.000%)
1,244,908	4.000	12/18/24	1,132,866
Numericable Group SA (B/B2) (1M LIBOR + 2.750%)
8,162,520	3.739	07/31/25	7,489,112
Virgin Media Bristol LLC (BB-/Ba3) (1M LIBOR + 2.500%)
4,858,080	3.205	01/31/28	4,469,434
Ziggo Financing Partnership B.V. (B+/B1) (1M LIBOR + 2.500%)
5,700,000	3.205	04/30/28	5,358,000

			36,301,397

Media – Non Cable(c) – 3.2%
Cambium Learning Group, Inc. (B/B2) (3M LIBOR + 4.500%)
5,177,318	5.950	12/18/25	4,167,741
Clear Channel Outdoor Holdings, Inc. (B+/B1)(d) (1M LIBOR + 3.500%)
5,472,500	4.489	08/21/26	4,596,900
Entercom Media Corp. (BB-/Ba3) (1M LIBOR + 2.500%)
2,805,562	3.489	11/18/24	2,525,005
Getty Images, Inc. (B-/B2) (1M LIBOR + 4.500%)
6,443,507	5.500	02/19/26	5,090,370
Hubbard Radio LLC (BB-/B2) (1M LIBOR + 3.500%)
3,790,378	4.500	03/28/25	3,209,199
iHeartCommunications, Inc. (B+/B1) (1M LIBOR + 3.000%)
932,685	3.989	05/01/26	781,124
Lions Gate Capital Holdings LLC (B+/Ba2) (1M LIBOR + 2.250%)
1,456,554	3.239	03/24/25	1,303,616
McGraw-Hill Global Education Holdings LLC (B+/B2) (3M LIBOR + 4.000%)
6,920,618	5.450	05/04/22	5,628,747
Mission Broadcasting, Inc. (BB/Ba3) (1M LIBOR + 2.250%)
966,513	3.831	01/17/24	898,857
NEP/NCP Holdco, Inc. (B/Caa1) (3M LIBOR + 3.250%)
6,747,159	4.700	10/20/25	4,124,201
NEP/NCP Holdco, Inc. (CCC/Ca) (3M LIBOR + 7.000%)
7,000,000	8.450	10/19/26	3,325,000
Terrier Media Buyer, Inc. (BB-/Ba3)(d) (3M LIBOR + 4.250%)
4,788,000	5.700	12/17/26	4,225,410

			39,876,170

Metals & Mining(c) – 1.2%
Aleris International, Inc. (B-/B3) (1M LIBOR + 4.750%)
3,875,057	5.739	02/27/23	3,439,113
AMG Advanced Metallurgical Group NV (BB/B1)(d) (1M LIBOR + 3.000%)
2,126,405	3.989	02/01/25	1,839,340
Anvil International LLC (B-/B2)(6M LIBOR + 5.000%)
3,980,000	6.080	05/28/26	2,885,500
Covia Holdings Corp. (CCC+/Caa1) (3M LIBOR + 4.000%)
2,771,353	5.874	06/01/25	1,239,155
Crosby US Acquisition Corp. (B-/B2) (1M LIBOR + 4.750%)
4,813,625	5.750	06/26/26	3,784,713
U.S. Silica Co. (CCC+/Caa1) (1M LIBOR + 4.000%)
2,304,316	5.000	05/01/25	1,140,636

			14,328,457

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount		Interest Rate	Maturity Date	Value

Bank Loans(a) – (continued)
Packaging – 3.8%
	Berlin Packaging LLC (B-/B3)(c) (3M LIBOR + 3.000%)
	$6,247,463	4.460%	11/07/25	$5,419,674
	BWAY Holding Co. (B/B2)(c) (3M LIBOR + 3.250%)
	9,719,307	5.084	04/03/24	7,878,762
	Canister International Group, Inc. (NR/B2)(c) (1M LIBOR + 4.750%)
	1,300,000	5.739	12/21/26	1,098,500
	Charter NEX US, Inc. (B/B2)(c) (1M LIBOR + 3.000%)
	3,576,300	4.000	05/16/24	3,021,974
	Charter NEX US, Inc. (B/B2)(c) (1M LIBOR + 3.500%)
	2,256,010	4.489	05/16/24	1,951,449
	Consolidated Container Co. LLC (B+/B2)(c)(d) (1M LIBOR + 2.750%)
	4,265,333	3.750	05/22/24	3,966,760
	Flex Acquisition Co., Inc. (B/B2)(c)(d)
	(3M LIBOR + 3.000%)
	1,170,262	4.909	12/29/23	1,059,087
	(3M LIBOR + 3.250%)
	5,871,110	5.159	06/29/25	5,313,354
	LABL, Inc. (B/B2)(c)
	(1M EURIBOR + 5.000%)
EUR	3,050,000	5.000	07/01/26	2,825,628
	(1M LIBOR + 4.500%)
	$1,840,750	5.489	07/01/26	1,523,221
	Pro Mach Group, Inc. (B-/B2)(c)(d) (1M LIBOR + 2.750%)
	6,009,183	3.679	03/07/25	4,777,300
	Reynolds Consumer Products, Inc (BB+/Ba1)(b)
	3,000,000	0.000	02/04/27	2,811,000
	Reynolds Group Holdings, Inc. (B+/B1)(c) (1M LIBOR + 2.750%)
	2,942,791	3.739	02/05/23	2,773,580
	Trident TPI Holdings, Inc. (B-/B2)(c) (1M LIBOR + 3.250%)
	3,968,489	4.000	10/17/24	3,254,161

				47,674,450

Paper(c)(d) – 0.4%
	Altium Packaging LLC (NR/B2) (1M LIBOR + 3.000%)
	744,384	3.989	06/14/26	684,834
	Pregis TopCo Corp. (B/B2) (1M LIBOR + 4.000%)
	4,289,250	4.989	07/31/26	3,710,201

				4,395,035

Pipelines(c) – 1.8%
	BCP Raptor LLC (B-/B3)
	(1M LIBOR + 4.250%)
	8,231,140	5.250	06/24/24	3,457,079
	(1M LIBOR + 4.750%)
	4,108,900	5.739	11/03/25	2,259,895
	Buckeye Partners LP (BBB-/Ba1) (1M LIBOR + 2.750%)
	1,450,000	4.265	11/01/26	1,322,400
	Centurion Pipeline Co. LLC (BB+/Ba3) (1M LIBOR + 3.250%)
	2,864,899	4.239	09/29/25	2,005,430
	Lower Cadence Holdings LLC (B-/B2) (1M LIBOR + 4.000%)
	2,233,125	4.989	05/22/26	1,339,875
	Moda Ingleside Energy Center LLC (BB+/B1) (1M LIBOR + 3.250%)
	3,160,000	4.239	09/29/25	2,342,350

Bank Loans(a) – (continued)
Pipelines(c) – (continued)
	NorthRiver Midstream Finance LP (BB+/Ba3) (3M LIBOR + 3.250%)
	3,743,000	5.159	10/01/25	2,854,824
	Prairie ECI Acquiror LP (B/B2) (3M LIBOR + 4.750%)
	3,079,942	6.200	03/11/26	1,575,390
	Traverse Midstream Partners LLC (B+/B2) (1M LIBOR + 4.000%)
	4,362,677	5.000	09/27/24	2,399,472
	Waterbridge Midstream Operating LLC (B-/B1) (6M LIBOR + 5.750%)
	5,472,500	6.750	06/22/26	3,009,875

				22,566,590

Real Estate Investment Trust(c) – 0.5%
	Brookfield Property REIT, Inc. (BB+/Ba3) (1M LIBOR + 2.500%)
	4,873,041	3.489	08/27/25	3,411,128
	Realogy Group LLC (BB/Ba2) (1M LIBOR + 2.250%)
	3,034,478	3.831	02/08/25	2,560,827

				5,971,955

Restaurants(c) – 0.5%
	1011778 B.C. Unlimited Liability Co. (BB+/Ba2) (1M LIBOR + 1.750%)
	4,873,807	2.739	11/19/26	4,483,903
	CEC Entertainment, Inc. (CCC/B3) (3M LIBOR + 6.500%)
	2,164,125	7.572	08/30/26	1,146,986

				5,630,889

Retailers(c) – 2.3%
	Academy Ltd. (CCC+/Caa2) (1M LIBOR + 4.000%)
	5,869,996	5.581	07/01/22	3,133,932
	Bass Pro Group LLC (B+/B1) (1M LIBOR + 5.000%)
	5,898,541	6.072	09/25/24	4,925,281
	EG America LLC (B/B2) (6M LIBOR + 4.000%)
	4,314,875	5.072	02/07/25	3,128,284
	Harbor Freight Tools USA, Inc. (BB-/Ba3) (1M LIBOR + 2.500%)
	4,517,969	3.489	08/18/23	4,084,244
	Neiman Marcus Group Ltd. LLC (CCC+/Caa2) (1M LIBOR + 6.000%)
	2,832,737	7.500	10/25/23	1,114,200
	OEConnection LLC (B-/B2) (3M LIBOR + 4.000%)
	2,953,772	4.941	09/25/26	2,326,096
	Shutterfly, Inc. (B/B1) (3M LIBOR + 6.000%)
	2,308,065	7.450	09/25/26	1,840,682
	Staples, Inc. (B+/B1) (1M LIBOR + 5.000%)
	10,761,802	6.515	04/16/26	8,448,014

				29,000,733

Services Cyclical – Business Services(c) – 0.6%
	Shift4 Payments LLC (B+/B1) (3M LIBOR + 4.500%)
	3,628,938	6.277	11/29/24	3,048,308
	Travelport Finance (Luxembourg) S.a.r.l. (B/B3) (3M LIBOR + 5.000%)
	5,840,014	6.072	05/29/26	3,740,529

				6,788,837

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(a) – (continued)
Services Cyclical – Consumer Services(c) – 1.9%
Asurion LLC (B+/Ba3) (1M LIBOR + 3.000%)
$6,130,950	3.989%	11/03/23	$5,824,402
KUEHG Corp. (CCC+/B3) (3M LIBOR + 3.750%)
10,468,911	5.200	02/21/25	7,757,463
Spin Holdco, Inc. (B-/B2) (3M LIBOR + 3.250%)
1,483,505	5.093	11/14/22	1,316,611
USIC Holdings, Inc. (B-/B2) (1M LIBOR + 3.250%)
3,296,235	4.250	12/08/23	2,768,837
USS Ultimate Holdings, Inc. (B/B2)(6M LIBOR + 3.750%)
3,130,131	5.671	08/25/24	2,691,913
Weight Watchers International, Inc. (BB/Ba2) (3M LIBOR + 4.750%)
3,461,182	6.720	11/29/24	3,218,900

			23,578,126

Technology – Hardware(c) – 0.6%
CommScope, Inc. (B+/Ba3) (1M LIBOR + 3.250%)
5,149,125	4.239	04/06/26	4,840,178
ON Semiconductor Corp. (BB/Ba1) (1M LIBOR + 2.000%)
2,661,625	2.989	09/19/26	2,488,619

			7,328,797

Technology – Software – 1.1%
Castle US Holding Corp. (B-/B2)(c) (1M LIBOR + 3.750%)
4,900,000	5.200	01/29/27	3,886,337
Informatica LLC (B-/B1)(b)
2,430,000	0.000	02/25/27	2,093,858
Tibco Software, Inc. (B+/B2)(c)(d) (1M LIBOR + 3.750%)
3,217,492	4.740	06/30/26	3,024,442
Uber Technologies (B/B1)(c) (1M LIBOR + 3.500%)
1,776,292	4.489	07/13/23	1,648,399
VS Buyer LLC (B-/B1)(b)
2,450,000	0.000	02/28/27	2,339,750

			12,992,786

Technology – Software/Services(c) – 12.8%
Almonde, Inc. (B-/B2) (3M LIBOR + 3.500%)
2,969,722	5.277	06/13/24	2,524,264
Almonde, Inc. (CCC/Caa2) (3M LIBOR + 7.250%)
1,625,000	9.027	06/13/25	1,205,750
AppLovin Corp. (B+/B1) (1M LIBOR + 3.500%)
4,134,244	4.489	08/15/25	3,679,477
Avast Software B.V. (NR/NR) (3M LIBOR + 2.250%)
1,425,186	3.700	09/29/23	1,292,174
Banff Merger Sub, Inc. (B-/B2) (1M LIBOR + 4.250%)
5,168,379	5.239	10/02/25	4,265,205
Bracket Intermediate Holding Corp. (B-/B2) (3M LIBOR + 4.250%)
4,305,753	6.159	09/05/25	3,444,602
Cerence, Inc. (B/B2) (1M LIBOR + 6.000%)
4,287,156	7.515	10/01/24	3,804,851
Ceridian HCM Holding, Inc. (B+/B2) (1M LIBOR + 2.500%)
5,212,225	3.489	04/30/25	4,951,614
ConvergeOne Holdings, Inc. (B-/B2) (1M LIBOR + 5.000%)
2,397,835	5.989	01/04/26	1,822,354
Datto, Inc. (B/B2) (1M LIBOR + 4.250%)
5,198,810	5.239	04/02/26	4,483,973

Bank Loans(a) – (continued)
Technology – Software/Services(c) – (continued)
DCert Buyer, Inc. (B-/B2) (1M LIBOR + 4.000%)
5,175,000	4.989	10/16/26	4,588,517
Electronics for Imaging, Inc. (B-/B2) (3M LIBOR + 5.000%)
1,870,313	6.450	07/23/26	1,521,181
Ellie Mae, Inc. (B/B2) (3M LIBOR + 3.750%)
2,198,352	5.200	04/17/26	1,915,314
Emerald TopCo, Inc. (B/B2) (1M LIBOR + 3.500%)
4,427,750	4.489	07/24/26	4,029,253
Eta Australia Holdings III Pty Ltd. (B/B2) (1M LIBOR + 4.000%)
5,111,375	4.989	05/06/26	4,319,112
Genuine Financial Holdings LLC (B-/B3) (1M LIBOR + 3.750%)
6,676,859	4.739	07/12/25	5,441,640
Genuine Financial Holdings LLC (CCC/Caa3) (1M LIBOR + 7.250%)
4,300,000	8.239	07/10/26	3,268,000
Huskies Parent, Inc. (B-/B2) (3M LIBOR + 4.000%)
2,892,750	5.777	07/31/26	2,516,693
Hyland Software, Inc. (B-/B1) (1M LIBOR + 3.250%)
4,101,997	4.239	07/01/24	3,794,347
Hyland Software, Inc. (CCC/Caa1) (1M LIBOR + 7.000%)
3,275,000	7.989	07/07/25	2,898,375
Ion Trading Technologies S.a.r.l. (B/B3) (3M LIBOR + 4.000%)
5,202,215	5.072	11/21/24	4,248,493
MA FinanceCo. LLC (BB-/B1) (1M LIBOR + 2.500%)
749,657	3.489	06/21/24	664,196
Marcel LUX IV S.a.r.l. (B/B2) (1M LIBOR + 3.250%)
7,260,711	4.239	03/15/26	6,534,640
McAfee LLC (B/B2) (1M LIBOR + 3.750%)
4,416,373	4.691	09/30/24	4,121,933
McAfee LLC (B-/Caa1) (1M LIBOR + 8.500%)
2,800,000	9.500	09/29/25	2,618,000
MH Sub I LLC (B/B2)(6M LIBOR + 3.750%)
4,890,137	4.822	09/13/24	4,112,605
Mitchell International, Inc. (NR/NR) (1M LIBOR + 7.250%)
1,100,000	8.239	12/01/25	825,000
Mitchell International, Inc. (B-/B2) (1M LIBOR + 3.250%)
4,196,447	4.239	11/29/24	3,469,077
Omnitracs, Inc. (B/B2) (3M LIBOR + 2.750%)
5,284,568	3.966	03/21/25	4,571,151
Project Boost Purchaser LLC (B-/B2) (1M LIBOR + 3.500%)
5,174,000	4.489	06/01/26	4,259,909
QBS Parent, Inc. (B/B2) (3M LIBOR + 4.250%)
4,838,750	5.700	09/22/25	3,709,725
Quest Software US Holdings Inc. (B+/B2) (3M LIBOR + 4.250%)
2,549,185	6.027	05/16/25	1,924,635
Refinitiv US Holdings Inc. (B/B2) (1M LIBOR + 3.250%)
5,746,586	4.239	10/01/25	5,492,759
Rocket Software, Inc. (B/B1) (1M LIBOR + 4.250%)
3,663,000	5.239	11/28/25	2,997,543
Seattle SpinCo, Inc. (BB-/B1) (1M LIBOR + 2.500%)
5,062,618	3.489	06/21/24	4,485,480
Severin Acquisition LLC (B-/B2) (3M LIBOR + 3.000%)
5,748,053	4.742	08/01/25	4,914,585
Syncsort, Inc. (B-/B2) (3M LIBOR + 6.000%)
5,261,813	7.580	08/16/24	4,165,619

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount		Interest Rate	Maturity Date	Value

Bank Loans(a) – (continued)
Technology – Software/Services(c) – (continued)
	The Dun & Bradstreet Corp. (B-/B2) (1M LIBOR + 4.000%)
	$5,725,000	4.959%	02/06/26	$5,131,031
	The Ultimate Software Group, Inc. (B/B2) (1M LIBOR + 3.750%)
	4,925,250	4.739	05/04/26	4,572,257
	TriTech Software Systems (B-/B3) (3M LIBOR + 3.750%)
	8,491,578	5.200	08/29/25	6,674,380
	TTM Technologies, Inc. (BB+/Ba3) (1M LIBOR + 2.500%)
	2,891,547	4.081	09/28/24	2,689,139
	Ultra Clean Holdings, Inc. (B+/B1) (1M LIBOR + 4.500%)
	3,014,340	5.489	08/27/25	2,486,830
	Upland Software, Inc. (B/B2) (1M LIBOR + 3.750%)
	4,402,875	4.739	08/06/26	3,698,415
	Vertafore, Inc. (B-/B2) (1M LIBOR + 3.250%)
	3,718,337	4.239	07/02/25	3,256,929
	Vertafore, Inc. (CCC/Caa2) (1M LIBOR + 7.250%)
	2,125,000	8.239	07/02/26	1,810,500

				159,201,527

Telecommunication Services – 3.0%
	Buzz Merger Sub Ltd. (B+/B1)(c)(d) (1M LIBOR + 2.750%)
	1,125,000	3.739	01/29/27	1,023,750
	CenturyLink, Inc. (BBB-/Ba3)(c) (1M LIBOR + 2.250%)
	7,433,370	3.239	03/15/27	6,899,134
	Connect Finco S.a.r.l. (B+/B1)(c) (1M LIBOR + 4.500%)
	4,350,000	5.500	12/11/26	3,403,875
	Imperva, Inc. (B-/B2)(c) (3M LIBOR + 4.000%)
	5,371,732	5.704	01/12/26	4,315,273
	MLN US Holding Co. LLC (B-/Caa1)(c) (1M LIBOR + 4.500%)
	3,347,948	6.015	11/30/25	2,295,721
	Project Alpha Intermediate Holding, Inc. (B/B3)(c) (6M LIBOR + 3.500%)
	5,507,526	5.380	04/26/24	4,956,773
	Vivid Seats Ltd. (B/B3)(c) (6M LIBOR + 3.500%)
	8,961,104	4.572	06/30/24	6,362,384
	Web.com Group, Inc. (B+/B2)(c) (3M LIBOR + 3.750%)
	5,425,000	4.945	10/10/25	4,421,375
	Zayo Group Holdings, Inc. (NR/B1)(b)
	4,150,000	0.000	03/09/27	3,901,000

				37,579,285

Textiles(c) – 0.4%
	Kontoor Brands, Inc. (B+/Ba2) (1M LIBOR + 4.250%)
	1,709,667	5.174	05/15/26	1,504,507
	Renfro Corp. (CCC/Caa3)(d) (3M LIBOR + 5.500%)
	6,892,401	7.113	03/31/21	3,101,580

				4,606,087

Transportation Services(c) – 0.7%
	Hornblower Sub LLC (CCC+/B3) (3M LIBOR + 4.500%)
	6,607,781	5.950	04/27/25	3,634,280
	XPO Logistics, Inc. (BBB-/Baa3) (3M LIBOR + 2.500%)
	5,425,000	4.192	02/24/25	5,119,844

				8,754,124

Bank Loans(a) – (continued)
Utilities – Electric(c) – 1.0%
	Calpine Corp. (BB/Ba2)
	(1M LIBOR + 2.250%)
	2,961,140	3.240	01/15/24	2,836,772
	(1M LIBOR + 2.000%)
	1,243,750	2.989	08/12/26	1,169,125
	LMBE-MC Holdco II LLC (BB-/Ba3)(d) (3M LIBOR + 4.000%)
	6,828,477	5.460	12/03/25	5,804,205
	Lonestar II Generation Holdings LLC (B+/Ba3)
	(1M LIBOR + 5.000%)
	3,343,813	5.989	04/20/26	2,708,489
	(1M LIBOR + 5.000%)
	404,463	5.989	04/20/26	327,615

				12,846,206

Wireless Telecommunications(c) – 1.3%
	Digicel International Finance Ltd. (NR/B3) (3M EURIBOR + 3.250%)
	8,555,803	4.870	05/28/24	6,620,053
	Intelsat Jackson Holdings Ltd. (B/B1)(6M LIBOR + 6.625%)
	3,375,000	6.625	01/02/24	3,113,437
	Sprint Communications, Inc. (NR/WR) (1M LIBOR + 2.500%)
	3,060,560	3.500	02/02/24	2,981,506
	Telesat Canada (BB-/Ba3) (1M LIBOR + 2.750%)
	2,967,563	3.740	12/07/26	2,819,184

				15,534,180

Wirelines Telecommunications(c) – 1.3%
	Consolidated Communications, Inc. (B+/B1) (1M LIBOR + 3.000%)
	5,883,435	4.000	10/04/23	5,133,297
	GTT Communications, Inc. (B-/B2) (1M LIBOR + 2.750%)
	2,824,685	3.740	05/31/25	1,973,749
	Level 3 Financing, Inc. (BBB-/Ba1) (1M LIBOR + 1.750%)
	3,823,623	2.739	03/01/27	3,555,969
	Zacapa LLC (B-/B2) (3M LIBOR + 4.500%)
	6,460,289	5.572	07/02/25	5,822,336

				16,485,351

	TOTAL BANK LOANS
	(Cost $1,383,415,560)			$1,144,475,998

Corporate Obligations(e) – 0.6%
Commercial Services(c)(f) – 0.0%
	Sisal Pay SpA (BB-/B2) (3M Euribor + 3.875%)
EUR	625,000	3.875%	12/17/26	$576,141

Media – 0.1%
	iHeartCommunications, Inc. (B+/B1)
	$1,393,437	6.375	05/01/26	1,323,765

Oil Field Services – 0.5%
	Exterran Energy Solutions LP/EES Finance Corp. (B+/B1)
	8,850,000	8.125	05/01/25	5,841,000

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations(e) – (continued)
Oil Field Services – (continued)
Noble Holding International Ltd. (CCC+/Caa3)
$1,008,000	7.750%	01/15/24	$110,880

			5,951,880

Restaurants(f) – 0.0%
Yum! Brands, Inc. (B+/B1)
141,000	7.750	04/01/25	148,226

			148,226

TOTAL CORPORATE OBLIGATIONS
(Cost $12,531,503)			$8,000,012

Asset-Backed Securities(c)(f) – 0.6%
Collateralized Loan Obligations – 0.6%
Golub Capital Partners 48 LP Series 2020-48A, Class D (BBB-/ NR) (3M USD LIBOR + 3.800%)
$5,400,000	4.672%	04/17/33	$3,560,220
ICG US CLO LLC Series 2015-2RA, Class C (NR/Baa3) (3M USD LIBOR + 3.500%)
2,100,000	5.213	01/16/33	1,460,073
Race Point VIII CLO Ltd. Series 2013-8A, Class DR2 (BBB/NR) (3M USD LIBOR + 3.500%)
3,235,000	5.302	02/20/30	2,554,660

TOTAL ASSET-BACKED SECURITIES
(Cost $10,715,997)			$7,574,953

Shares	Description	Value

Common Stocks – 0.1%
Media – 0.0%
162,749	Bright Pattern Holding Co.	$211,574
579,399	Clear Channel Outdoor Holdings, Inc.(g)	370,816

TOTAL COMMON STOCKS
(Cost $3,684,246)		$582,390

Units	Expiration Date	Value

Warrant – 0.0%(g)
Aspect Software, Inc. Class B (NR/NR)(d)
162,749		$40,687
True Religion Warrant (NR/NR)
2,145	10/27/22	—
True Religion Warrant 2 (NR/NR)
8,103	10/27/22	—

TOTAL WARRANT		$40,687
(Cost $–)

Shares	Description	Value

Exchange Traded Funds – 0.9%
273,342	Eaton Vance Floating-Rate Income Trust (NR/NR)	$2,801,756
281,021	Eaton Vance Senior Floating-Rate Trust (NR/NR)	2,776,487
349,789	Nuveen Floating Rate Income Fund (NR/NR)	2,640,907
348,796	Nuveen Floating Rate Income Opportunity Fund (NR/NR)	2,591,554

TOTAL EXCHANGE TRADED FUNDS
(Cost $14,262,323)		$10,810,704

Shares	Dividend Rate	Value

Investment Company(h) – 6.8%
Goldman Sachs Financial Square Government Fund – Institutional Shares
84,002,150	0.333%	$84,002,150
(Cost $84,002,150)

Securities Lending Reinvestment Vehicle(h) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
281,175	0.333%	$281,175
(Cost $281,175)

TOTAL INVESTMENTS – 101.2%
(Cost $1,508,892,954)		$1,255,768,070

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.2)%		(14,522,106)

NET ASSETS – 100.0%		$1,241,245,964

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on March 31, 2020. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(b)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2020

(c)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2020.

(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(e)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(f)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(g)	Security is currently in default and/or non-income producing.

(h)	Represents an affiliated fund.

Currency Abbreviations:
EUR	—Euro
USD	—U.S. Dollar

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

UNFUNDED LOAN COMMITMENTS – At March 31, 2020, the Fund had unfunded loan commitments which could be extended at the option of the borrowers, pursuant to the following loan agreements:

Borrower	Principal Amount	Current Value	Unrealized Gain (Loss)
OEConnection LLC (NR/B2), due 09/25/26	$281,385	$221,591	$(58,489)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2020, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	EUR	11,039,000	USD	12,043,410	05/14/20	$152,894

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	EUR	2,312,000	USD	2,623,204	05/14/20	$(68,820)
	USD	51,021,218	EUR	47,021,174	05/14/20	(929,549)

TOTAL						$(998,369)

FUTURES CONTRACTS — At March 31, 2020, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
5 Year U.S. Treasury Notes	128	06/30/20	$16,046,000	$155,787

Short position contracts:
2 Year U.S. Treasury Notes	(79)	06/30/20	(17,410,242)	(252,438)
10 Year U.S. Treasury Notes	(33)	06/19/20	(4,576,688)	(196,924)

Total				$(449,362)

TOTAL FUTURES CONTRACTS				$(293,575)

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2020(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:

CDX.NA.HY Index 34	5.000%	5.000%	06/20/25	$18,600	$(1,176,164)	$(770,831)	$(405,333)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Reference Obligation/ Index	Financing Rate Paid by the Fund(a)	Counterparty	Termination Date(b)	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation)*
IBXXLLTR Index	1.000%	Barclays Bank PLC	09/20/20	$10,650	$(373,834)
IBXXLLTR Index	1.000	JPMorgan Securities, Inc.	09/20/20	2,800	129,496

TOTAL					$(244,338)

(a)	Payments made quarterly.
(b)	The Fund pays/receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).
*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

Abbreviations:
IBXXLLTR Index	—Markit iBoxx USD Liquid Leveraged Loans Index
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments

March 31, 2020

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 88.2%
Aerospace & Defense – 2.5%
General Dynamics Corp.(a)
$450,000	4.250%		04/01/50	$554,598
Lockheed Martin Corp.
850,000	4.070		12/15/42	990,802
125,000	4.700	(a)	05/15/46	156,684
Northrop Grumman Corp.
1,175,000	4.750		06/01/43	1,420,070
380,000	4.030	(a)	10/15/47	434,663
1,175,000	5.250	(a)	05/01/50	1,577,755
The Boeing Co.(a)
800,000	3.450		11/01/28	708,856
500,000	3.550		03/01/38	432,590
400,000	3.625		03/01/48	348,348
United Technologies Corp.
1,075,000	3.950	(a)	08/16/25	1,173,276
2,550,000	4.125	(a)	11/16/28	2,817,852
370,000	5.700		04/15/40	469,253
550,000	4.050	(a)	05/04/47	601,397
450,000	4.625	(a)	11/16/48	532,382

				12,218,526

Agriculture – 0.9%
Altria Group, Inc.(a)
1,325,000	3.800		02/14/24	1,344,570
1,100,000	4.400		02/14/26	1,134,573
Archer-Daniels-Midland Co.(a)
350,000	3.250		03/27/30	370,499
BAT Capital Corp.(a)
620,000	3.222		08/15/24	619,789
200,000	3.557		08/15/27	191,688
175,000	5.282		04/02/50	175,382
Reynolds American, Inc.
700,000	4.850		09/15/23	728,637

				4,565,138

Apparel(a) – 0.3%
NIKE, Inc.
825,000	3.250		03/27/40	860,359
650,000	3.375		03/27/50	709,215

				1,569,574

Automotive – 0.6%
Ford Motor Credit Co. LLC
1,475,000	5.875		08/02/21	1,445,323
General Motors Co.(a)
300,000	6.600		04/01/36	260,562
General Motors Financial Co., Inc.(a)
1,425,000	5.650		01/17/29	1,232,739

				2,938,624

Banks – 20.9%
AIB Group PLC(b)
1,975,000	4.750		10/12/23	1,897,165
Banco Santander SA
1,000,000	4.250		04/11/27	1,017,160
1,000,000	3.306		06/27/29	974,020

Corporate Obligations – (continued)
Banks – (continued)
Bank of America Corp.
1,023,000	4.000		04/01/24	1,088,492
4,850,000	4.200		08/26/24	5,150,700
4,400,000	3.950		04/21/25	4,609,704
(3M USD LIBOR + 1.040%)
5,363,000	3.419	(a)(c)	12/20/28	5,519,921
(3M USD LIBOR + 1.070%)
1,150,000	3.970	(a)(c)	03/05/29	1,220,288
(3M USD LIBOR + 1.310%)
1,125,000	4.271	(a)(c)	07/23/29	1,218,836
(3M USD LIBOR + 1.210%)
400,000	3.974	(a)(c)	02/07/30	430,752
(3M USD LIBOR + 0.990%)
275,000	2.496	(a)(c)	02/13/31	265,870
(3M USD LIBOR + 3.150%)
1,225,000	4.083	(a)(c)	03/20/51	1,384,201
Barclays PLC(a)(c) (3M USD LIBOR + 1.400%)
2,075,000	4.610		02/15/23	2,096,725
BNP Paribas SA(b)
6,800,000	3.500		03/01/23	6,836,720
775,000	3.375		01/09/25	771,970
(5 Year USD Swap + 4.149%)
550,000	6.625	(a)(c)	12/31/99	488,125
BPCE SA(b)
2,300,000	5.700		10/22/23	2,427,006
1,350,000	4.625		09/12/28	1,490,467
CIT Bank NA(a)(c) (SOFR + 1.715%)
650,000	2.969		09/27/25	569,816
CIT Group, Inc.(a)
75,000	4.750		02/16/24	72,750
Citigroup, Inc.
1,800,000	3.875		03/26/25	1,855,296
575,000	3.400		05/01/26	607,626
800,000	4.450		09/29/27	832,856
(SOFR + 1.422%)
1,050,000	2.976	(a)(c)	11/05/30	1,016,232
(SOFR + 3.914%)
575,000	4.412	(a)(c)	03/31/31	631,678
1,200,000	4.750		05/18/46	1,301,940
Credit Agricole SA(a)(b)(c) (5 Year USD Swap + 4.319%)
700,000	6.875		12/31/99	630,049
Credit Agricole SA, Class B
2,350,000	4.375		03/17/25	2,427,056
Credit Suisse AG(b)
1,800,000	6.500		08/08/23	1,836,936
Credit Suisse Group AG(a)(b)
1,345,000	4.282		01/09/28	1,389,883
(SOFR + 3.730%)
1,200,000	4.194	(c)	04/01/31	1,229,556
Credit Suisse Group Funding Guernsey Ltd.
884,000	4.550		04/17/26	933,301
HSBC Bank USA NA
300,000	7.000		01/15/39	398,961
HSBC Holdings PLC
(3M USD LIBOR + 1.000%)
725,000	2.692	(a)(c)	05/18/24	672,757

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
HSBC Holdings PLC – (continued)
(3M USD LIBOR + 1.211%)
$1,775,000	3.803	%(a)(c)	03/11/25	$1,818,452
350,000	4.950		03/31/30	386,141
JPMorgan Chase & Co.
3,950,000	3.875		09/10/24	4,172,069
(3M USD LIBOR + 1.000%)
1,125,000	4.023	(a)(c)	12/05/24	1,190,543
(3M USD LIBOR + 1.245%)
1,300,000	3.960	(a)(c)	01/29/27	1,401,920
1,628,000	3.625	(a)	12/01/27	1,705,753
(SOFR + 3.790%)
275,000	4.493	(a)(c)	03/24/31	317,045
(3M USD LIBOR + 1.360%)
600,000	3.882	(a)(c)	07/24/38	670,416
(3M USD LIBOR + 3.800%)
2,375,000	5.300	(a)(c)	12/29/49	2,214,901
(SOFR + 3.125%)
1,425,000	4.600	(a)(c)	12/31/99	1,254,656
Macquarie Group Ltd.(a)(b)(c) (3M USD LIBOR + 1.372%)
700,000	3.763		11/28/28	724,430
Mitsubishi UFJ Financial Group, Inc.
1,275,000	3.751		07/18/39	1,290,848
Morgan Stanley, Inc.
1,300,000	4.875		11/01/22	1,360,021
(SOFR + 1.152%)
1,075,000	2.720	(a)(c)	07/22/25	1,080,837
3,000,000	3.950		04/23/27	3,113,850
(3M USD LIBOR + 1.628%)
2,650,000	4.431	(a)(c)	01/23/30	2,936,597
(SOFR + 3.120%)
925,000	3.622	(a)(c)	04/01/31	967,865
(3M USD LIBOR + 1.455%)
770,000	3.971	(a)(c)	07/22/38	825,001
500,000	4.300		01/27/45	599,000
(SOFR + 4.840%)
1,075,000	5.597	(a)(c)	03/24/51	1,483,296
Royal Bank of Scotland Group PLC
(3M USD LIBOR + 1.480%)
1,008,000	3.498	(a)(c)	05/15/23	1,011,578
700,000	6.100		06/10/23	716,631
2,001,000	3.875		09/12/23	2,019,909
(3M USD LIBOR + 1.550%)
1,475,000	4.519	(a)(c)	06/25/24	1,498,674
(3M USD LIBOR + 1.762%)
700,000	4.269	(a)(c)	03/22/25	726,978
(5 Year CMT + 2.100%)
250,000	3.754	(a)(c)	11/01/29	230,000
Santander Holdings USA, Inc.(a)
750,000	4.500		07/17/25	764,280
Santander UK PLC
1,475,000	2.875		06/18/24	1,474,749
State Street Corp.(a)(b)(c)(SOFR + 2.650%)
75,000	3.152		03/30/31	76,652
Truist Bank(a)
1,100,000	2.250		03/11/30	1,008,073
Wells Fargo & Co.
1,325,000	3.000		02/19/25	1,354,654

Corporate Obligations – (continued)
Banks – (continued)
Wells Fargo & Co. – (continued)
(3M USD LIBOR + 1.170%)
1,200,000	3.196	(a)(c)	06/17/27	1,235,448
700,000	4.300		07/22/27	741,734
850,000	3.900		05/01/45	956,131
(3M USD LIBOR + 4.240%)
250,000	5.013	(a)(c)	04/04/51	317,138
Wells Fargo Bank NA
799,000	5.950		08/26/36	1,032,931
Westpac Banking Corp.(a)(c)
(5 Year USD ICE Swap + 2.236%)
625,000	4.322		11/23/31	637,944
(5 Year CMT + 2.000%)
625,000	4.110		07/24/34	601,006

				101,212,966

Beverages – 5.2%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.(a)
2,350,000	4.700		02/01/36	2,452,836
3,975,000	4.900		02/01/46	4,378,780
Anheuser-Busch InBev Worldwide, Inc.
2,000,000	4.750	(a)	01/23/29	2,205,340
175,000	5.450	(a)	01/23/39	201,441
325,000	4.950		01/15/42	359,291
775,000	4.600	(a)	04/15/48	819,989
2,725,000	5.550	(a)	01/23/49	3,202,911
Bacardi Ltd.(a)(b)
1,000,000	5.300		05/15/48	1,089,800
Constellation Brands, Inc.(a)
3,150,000	4.400		11/15/25	3,169,026
350,000	3.700		12/06/26	347,452
600,000	4.500		05/09/47	560,340
Keurig Dr Pepper, Inc.(a)
3,275,000	4.057		05/25/23	3,408,456
1,200,000	4.597		05/25/28	1,337,304
500,000	4.500		11/15/45	516,455
175,000	5.085		05/25/48	218,118
PepsiCo., Inc.(a)
625,000	3.625		03/19/50	735,931

				25,003,470

Biotechnology(a) – 0.2%
Amgen, Inc.
800,000	4.400		05/01/45	946,320

Building Materials(a)(b) – 1.6%
Carrier Global Corp.
2,975,000	2.493		02/15/27	2,808,638
4,100,000	2.722		02/15/30	3,764,456
1,450,000	3.377		04/05/40	1,270,591

				7,843,685

Chemicals – 1.6%
Celanese US Holdings LLC(a)
600,000	3.500		05/08/24	568,716
CNAC HK Finbridge Co. Ltd.
200,000	4.625		03/14/23	205,750

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Chemicals – (continued)
DuPont de Nemours, Inc.(a)
$1,175,000	4.493%		11/15/25	$1,258,907
925,000	4.725		11/15/28	1,013,495
125,000	5.319		11/15/38	140,394
Huntsman International LLC(a)
1,000,000	4.500		05/01/29	855,217
Sasol Financing International Ltd.
200,000	4.500		11/14/22	84,000
Sasol Financing USA LLC(a)
400,000	5.875		03/27/24	163,920
Syngenta Finance NV(b)
970,000	3.933		04/23/21	913,643
The Sherwin-Williams Co.(a)
2,050,000	3.125		06/01/24	2,041,246
475,000	4.000		12/15/42	464,070

				7,709,358

Commercial Services(a) – 1.0%
Global Payments, Inc.
1,225,000	2.650		02/15/25	1,240,631
IHS Markit Ltd.
900,000	3.625		05/01/24	914,247
2,000,000	4.000	(b)	03/01/26	1,985,380
PayPal Holdings, Inc.
950,000	2.850		10/01/29	942,561

				5,082,819

Computers – 3.3%
Apple, Inc.
1,652,000	3.850		05/04/43	1,963,022
Dell International LLC/EMC Corp.(a)(b)
4,950,000	5.450		06/15/23	5,077,116
3,225,000	6.020		06/15/26	3,339,197
125,000	8.100		07/15/36	144,020
75,000	8.350		07/15/46	87,930
Hewlett Packard Enterprise Co.(a)
4,699,000	4.900		10/15/25	4,857,967
355,000	6.350		10/15/45	412,624

				15,881,876

Cosmetics/Personal Care(a) – 0.1%
The Procter & Gamble Co.
250,000	3.600		03/25/50	308,343

Diversified Financial Services – 2.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust(a)
950,000	4.875		01/16/24	815,945
Air Lease Corp.(a)
2,000,000	3.750		06/01/26	1,724,100
Ally Financial, Inc.
375,000	4.125		02/13/22	368,438
American Express Co.(a)(c) (3M USD LIBOR + 3.285%)
527,000	4.026		12/29/49	445,315
Avolon Holdings Funding Ltd.(a)(b)
750,000	3.950		07/01/24	590,993
Avolon Holdings Funding, Ltd.(a)(b)
900,000	3.250		02/15/27	690,723

Corporate Obligations – (continued)
Diversified Financial Services – (continued)
GE Capital International Funding Co.
1,750,000	3.373		11/15/25	1,761,637
1,450,000	4.418		11/15/35	1,566,478
Huarong Finance 2019 Co. Ltd.
200,000	3.750		05/29/24	198,250
Huarong Finance II Co. Ltd.
200,000	5.500		01/16/25	210,000
200,000	5.000		11/19/25	208,125
Mastercard, Inc.(a)
400,000	3.350		03/26/30	443,860
300,000	3.850		03/26/50	366,321
Raymond James Financial, Inc.(a)
200,000	4.650		04/01/30	207,792
The Western Union Co.(a)
650,000	2.850		01/10/25	646,770
Visa, Inc.(a)
575,000	2.050		04/15/30	574,166
300,000	2.700		04/15/40	297,792

				11,116,705

Electrical – 4.9%
AEP Transmission Co. LLC(a)
175,000	3.650		04/01/50	178,084
Ameren Corp.(a)
350,000	3.500		01/15/31	349,171
American Electric Power Co., Inc.(a)
350,000	2.300		03/01/30	326,431
Arizona Public Service Co.(a)
275,000	3.750		05/15/46	289,372
Berkshire Hathaway Energy Co.
725,000	3.250	(a)	04/15/28	748,686
450,000	3.700	(a)(b)	07/15/30	481,284
1,767,000	6.125		04/01/36	2,337,335
475,000	4.250	(a)(b)	10/15/50	537,187
CMS Energy Corp.(a)
500,000	4.875		03/01/44	567,345
Dominion Energy, Inc.(a)
1,225,000	3.900		10/01/25	1,263,832
650,000	3.375		04/01/30	643,467
Duke Energy Corp.(a)
400,000	4.800		12/15/45	449,964
Entergy Corp.(a)
875,000	2.950		09/01/26	869,627
Exelon Corp.(a)
1,125,000	3.497		06/01/22	1,092,229
400,000	4.450		04/15/46	404,044
125,000	4.700		04/15/50	130,705
FirstEnergy Corp.(a)
525,000	2.050		03/01/25	487,636
875,000	2.650		03/01/30	825,930
Florida Power & Light Co.(a)
325,000	3.950		03/01/48	384,754
NRG Energy, Inc.(a)(b)
1,035,000	4.450		06/15/29	1,029,152
Ohio Power Co.(a)
450,000	2.600		04/01/30	447,147

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Electrical – (continued)
PPL WEM Ltd./Western Power Distribution Ltd.(a)(b)
$300,000	5.375%		05/01/21	$306,288
Progress Energy, Inc.
1,000,000	7.000		10/30/31	1,313,790
Public Service Electric & Gas Co.(a)
1,525,000	3.950		05/01/42	1,657,431
Puget Sound Energy, Inc.(a)
325,000	4.223		06/15/48	375,404
Sempra Energy(a)
570,000	3.400		02/01/28	578,396
1,125,000	3.800		02/01/38	1,067,906
Southern California Edison Co.(a)
500,000	4.200		03/01/29	533,025
275,000	4.050		03/15/42	290,257
805,000	4.125		03/01/48	849,235
25,000	4.875		03/01/49	28,813
The Southern Co.(a)
1,800,000	3.250		07/01/26	1,813,590
Vistra Operations Co. LLC(a)(b)
1,450,000	4.300		07/15/29	1,288,499

				23,946,016

Electronics(a) – 0.4%
PerkinElmer, Inc.
1,200,000	3.300		09/15/29	1,126,896
Roper Technologies, Inc.
800,000	3.800		12/15/26	823,912

				1,950,808

Engineering & Construction(a) – 0.1%
Mexico City Airport Trust
240,000	3.875	(b)	04/30/28	200,640
200,000	5.500		07/31/47	165,100
220,000	5.500	(b)	07/31/47	181,610

				547,350

Food & Drug Retailing(a) – 0.4%
Grupo Bimbo SAB de CV
1,070,000	4.700		11/10/47	1,013,491
Sysco Corp.
150,000	6.600		04/01/40	161,301
600,000	6.600		04/01/50	651,450

				1,826,242

Gas(a) – 0.2%
NiSource, Inc.
825,000	3.650		06/15/23	843,191

Healthcare Providers & Services – 0.8%
Centene Corp.(a)(b)
1,250,000	4.250		12/15/27	1,258,275
CommonSpirit Health
150,000	4.350		11/01/42	147,007
DH Europe Finance II S.a.r.l.(a)
1,000,000	2.600		11/15/29	997,690
Thermo Fisher Scientific, Inc.(a)
250,000	4.497		03/25/30	281,690

Corporate Obligations – (continued)
Healthcare Providers & Services – (continued)
Zimmer Biomet Holdings, Inc.(a)
1,025,000	3.550		03/20/30	1,018,163

				3,702,825

Household Products(a) – 0.0%
Kimberly-Clark Corp.
150,000	3.100		03/26/30	160,904

Insurance – 2.4%
American International Group, Inc.
1,850,000	3.900	(a)	04/01/26	1,906,517
325,000	4.200	(a)	04/01/28	336,167
700,000	6.250		05/01/36	827,400
598,000	4.500	(a)	07/16/44	615,193
375,000	4.800	(a)	07/10/45	394,395
Arch Capital Finance LLC(a)
400,000	4.011		12/15/26	403,740
323,000	5.031		12/15/46	329,612
Arch Capital Group Ltd.
845,000	7.350		05/01/34	1,098,272
Great-West Lifeco Finance 2018 LP(a)(b)
425,000	4.047		05/17/28	457,946
Marsh & McLennan Cos., Inc.(a)
1,500,000	4.375		03/15/29	1,671,195
MetLife, Inc.
475,000	4.721		12/15/44	531,862
Nippon Life Insurance Co.(a)(b)(c) (5 Year CMT + 2.612%)
315,000	3.400		01/23/50	302,850
Teachers Insurance & Annuity Association of America(b)
890,000	4.900		09/15/44	1,010,461
The Hartford Financial Services Group, Inc.
200,000	6.625		04/15/42	256,256
The Progressive Corp.(a)
325,000	3.950		03/26/50	374,202
XLIT Ltd.
998,000	4.450		03/31/25	1,030,136

				11,546,204

Internet(a) – 0.7%
Amazon.com, Inc.
900,000	4.950		12/05/44	1,252,341
eBay, Inc.
825,000	4.000		07/15/42	773,561
Expedia Group, Inc.
1,375,000	3.250		02/15/30	1,122,275
Prosus NV(b)
200,000	3.680		01/21/30	181,600

				3,329,777

Machinery-Diversified(a) – 0.6%
Deere & Co.
275,000	3.750		04/15/50	319,556
Otis Worldwide Corp.(b)
2,525,000	2.565		02/15/30	2,445,715
325,000	3.112		02/15/40	306,400

				3,071,671

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Media – 3.2%
	Charter Communications Operating LLC/Charter Communications Operating Capital(a)
	$5,900,000	4.908%		07/23/25	$6,341,674
	Comcast Corp.
	638,000	3.300	(a)	02/01/27	670,296
	525,000	3.400	(a)	04/01/30	566,863
	150,000	3.250	(a)	11/01/39	157,088
	250,000	6.400		03/01/40	360,130
	475,000	3.750	(a)	04/01/40	528,124
	525,000	3.400	(a)	07/15/46	557,938
	1,150,000	4.700	(a)	10/15/48	1,490,768
	263,000	3.999	(a)	11/01/49	304,688
	180,000	4.950	(a)	10/15/58	244,805
	Discovery Communications LLC(a)
	150,000	5.200		09/20/47	146,844
	75,000	5.300		05/15/49	75,640
	Fox Corp.(a)
	350,000	3.500		04/08/30	349,297
	225,000	5.476		01/25/39	260,994
	The Walt Disney Co.(a)
	1,125,000	4.625		03/23/40	1,365,975
	900,000	4.700		03/23/50	1,170,873
	Time Warner Cable LLC(a)
	500,000	5.875		11/15/40	525,050
	ViacomCBS, Inc.(a)
	450,000	5.850		09/01/43	461,290

					15,578,337

Mining – 0.7%
	Glencore Finance Canada Ltd.(b)
	800,000	4.950		11/15/21	790,080
	825,000	4.250		10/25/22	805,918
	Glencore Funding LLC(b)
	206,000	4.625		04/29/24	193,757
	Newmont Corp.(a)
	1,600,000	2.250		10/01/30	1,487,568

					3,277,323

Miscellaneous Manufacturing – 0.6%
	3M Co.(a)
	175,000	3.700		04/15/50	195,151
	General Electric Co.
	600,000	3.450	(a)	05/15/24	593,754
	600,000	6.750		03/15/32	715,944
	1,069,000	5.875		01/14/38	1,265,247
	Parker-Hannifin Corp.(a)
	270,000	4.000		06/14/49	280,765

					3,050,861

Oil Field Services – 3.9%
	BP Capital Markets America, Inc.(a)
	675,000	3.410		02/11/26	687,494
	950,000	3.119		05/04/26	956,906
	375,000	4.234		11/06/28	405,386
	Cenovus Energy, Inc.(a)
	650,000	4.250		04/15/27	319,865

Corporate Obligations – (continued)
Oil Field Services – (continued)
	Continental Resources, Inc.(a)
	1,075,000	4.500		04/15/23	591,196
	Devon Energy Corp.(a)
	2,517,000	5.850		12/15/25	2,049,618
	Gazprom PJSC Via Gaz Capital SA
	200,000	5.150	(b)	02/11/26	208,313
	70,000	8.625	(d)	04/28/34	96,272
	110,000	7.288		08/16/37	139,838
	Gazprom PJSC Via Gaz Finance PLC(b)
	450,000	3.250		02/25/30	418,500
	Hess Corp.(a)
	400,000	4.300		04/01/27	295,784
	Lukoil International Finance B.V.
	1,030,000	4.563		04/24/23	1,041,201
	Marathon Petroleum Corp.(a)
	725,000	3.625		09/15/24	644,815
	1,920,000	3.800		04/01/28	1,615,296
	Newfield Exploration Co.
	1,750,000	5.625		07/01/24	871,465
	Noble Energy, Inc.(a)
	400,000	3.250		10/15/29	257,672
	Occidental Petroleum Corp.(a)
	1,700,000	4.850		03/15/21	1,424,583
	2,375,000	2.900		08/15/24	1,305,656
	1,425,000	5.550		03/15/26	755,364
	425,000	3.500		08/15/29	202,831
	325,000	4.400		08/15/49	139,750
	Petroleos Mexicanos
EUR	1,370,000	5.125		03/15/23	1,296,603
	$94,000	4.500		01/23/26	68,239
	120,000	6.490	(a)(b)	01/23/27	88,500
	420,000	6.500		03/13/27	308,766
	306,000	5.950	(a)(b)	01/28/31	210,406
	70,000	6.625		06/15/35	46,831
	320,000	6.750		09/21/47	209,600
	791,000	6.350		02/12/48	494,375
	274,000	7.690	(a)(b)	01/23/50	187,690
	374,000	6.950	(a)(b)	01/28/60	247,775
	Shell International Finance BV
	225,000	6.375		12/15/38	320,612
	Suncor Energy, Inc.(a)
	900,000	3.600		12/01/24	882,675

					18,789,877

Pharmaceuticals(a) – 7.6%
	AbbVie, Inc.
	1,575,000	3.750		11/14/23	1,638,693
	3,700,000	3.200	(b)	11/21/29	3,708,103
	2,600,000	4.050	(b)	11/21/39	2,712,814
	75,000	4.875		11/14/48	87,000
	4,575,000	4.250	(b)	11/21/49	4,910,896
	Bayer US Finance II LLC(b)
	1,100,000	3.875		12/15/23	1,127,830
	1,475,000	3.375		07/15/24	1,472,537
	Becton Dickinson & Co.
	3,114,000	3.700		06/06/27	3,162,578
	500,000	4.685		12/15/44	533,415

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Pharmaceuticals(a) – (continued)
Bristol-Myers Squibb Co.(b)
$1,575,000	3.875%		08/15/25	$1,709,190
1,100,000	4.550		02/20/48	1,402,775
675,000	4.250		10/26/49	853,706
Cigna Corp.
6,900,000	4.125		11/15/25	7,378,032
950,000	2.400		03/15/30	899,346
650,000	4.900		12/15/48	772,967
CVS Health Corp.
2,675,000	3.875		07/20/25	2,806,985
325,000	4.780		03/25/38	354,357
170,000	5.125		07/20/45	194,929
475,000	4.250		04/01/50	492,000
Pfizer, Inc.
475,000	2.625		04/01/30	497,316
Zoetis, Inc.
75,000	4.450		08/20/48	89,093

				36,804,562

Pipelines – 6.0%
Abu Dhabi Crude Oil Pipeline LLC(b)
490,000	4.600		11/02/47	493,675
Energy Transfer Operating LP(a)
650,000	4.650		06/01/21	633,009
1,540,000	5.200		02/01/22	1,450,988
1,575,000	2.900		05/15/25	1,335,379
1,900,000	4.200		04/15/27	1,477,858
456,000	5.150		03/15/45	354,321
450,000	6.250		04/15/49	380,876
Enterprise Products Operating LLC(a)
575,000	4.800		02/01/49	585,396
(3M USD LIBOR + 2.778%)
4,420,000	4.358	(c)	06/01/67	2,582,252
EQM Midstream Partners LP(a)
4,464,000	4.750		07/15/23	3,225,954
425,000	5.500		07/15/28	236,606
Kinder Morgan Energy Partners LP(a)
700,000	5.400		09/01/44	695,720
MPLX LP(a)
400,000	4.500		04/15/38	284,116
400,000	4.700		04/15/48	309,108
520,000	5.500		02/15/49	447,242
Plains All American Pipeline LP/PAA Finance Corp.(a)
400,000	3.650		06/01/22	366,752
2,175,000	3.850		10/15/23	1,967,157
519,000	4.650		10/15/25	419,046
Sabine Pass Liquefaction LLC(a)
1,875,000	6.250		03/15/22	1,818,731
4,125,000	5.625		03/01/25	3,911,531
475,000	5.000		03/15/27	411,051
Sunoco Logistics Partners Operations LP(a)
550,000	5.950		12/01/25	504,306
150,000	5.400		10/01/47	118,200
The Williams Cos., Inc.
3,630,000	3.600	(a)	03/15/22	3,556,311
150,000	6.300		04/15/40	150,380

Corporate Obligations – (continued)
Pipelines – (continued)
Western Midstream Operating LP(a)
1,025,000	3.100		02/01/25	535,429
650,000	4.050		02/01/30	285,305
1,000,000	5.450		04/01/44	373,420

				28,910,119

Real Estate Investment Trust – 2.6%
Alexandria Real Estate Equities, Inc.(a)
500,000	3.800		04/15/26	501,680
500,000	3.375		08/15/31	464,175
475,000	4.000		02/01/50	442,159
American Tower Corp.
1,550,000	5.000		02/15/24	1,654,485
1,400,000	3.375	(a)	05/15/24	1,398,362
1,300,000	4.000	(a)	06/01/25	1,336,595
Camden Property Trust(a)
700,000	3.150		07/01/29	688,625
Crown Castle International Corp.(a)
275,000	4.300		02/15/29	287,152
225,000	3.300		07/01/30	223,153
125,000	4.150		07/01/50	123,625
Essex Portfolio LP(a)
700,000	3.000		01/15/30	654,948
MPT Operating Partnership LP/MPT Finance Corp.(a)
950,000	4.625		08/01/29	877,154
National Retail Properties, Inc.(a)
700,000	3.600		12/15/26	729,932
Regency Centers LP(a)
1,200,000	2.950		09/15/29	1,126,536
Spirit Realty LP(a)
1,675,000	4.000		07/15/29	1,581,066
WP Carey, Inc.(a)
700,000	3.850		07/15/29	682,528

				12,772,175

Retailing – 0.9%
Lowe’s Cos., Inc.(a)
425,000	5.000		04/15/40	483,947
775,000	4.550		04/05/49	875,920
700,000	5.125		04/15/50	837,410
McDonald’s Corp.(a)
150,000	4.450		09/01/48	166,133
275,000	4.200		04/01/50	306,037
Starbucks Corp.(a)
400,000	3.800		08/15/25	425,012
The Home Depot, Inc.
400,000	5.875		12/16/36	566,208
500,000	4.875	(a)	02/15/44	620,235
200,000	4.400	(a)	03/15/45	233,840

				4,514,742

Savings & Loans(a)(b)(c) – 0.2%
Nationwide Building Society (3M USD LIBOR + 1.855%)
750,000	3.960		07/18/30	764,378

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Semiconductors – 3.0%
	Broadcom Corp./Broadcom Cayman Finance Ltd.(a)
	$1,775,000	3.625%		01/15/24	$1,755,173
	600,000	3.125		01/15/25	567,396
	4,725,000	3.875		01/15/27	4,507,272
	64,000	3.500		01/15/28	59,013
	Broadcom, Inc.(a)(b)
	3,675,000	3.625		10/15/24	3,603,705
	2,075,000	4.250		04/15/26	2,082,968
	KLA Corp.(a)
	550,000	3.300		03/01/50	521,103
	Microchip Technology, Inc.
	775,000	3.922		06/01/21	750,584
	NXP B.V./NXP Funding LLC(b)
	450,000	3.875		09/01/22	452,110

					14,299,324

Software(a) – 1.3%
	Citrix Systems, Inc.
	1,275,000	3.300		03/01/30	1,186,094
	Fiserv, Inc.
	1,600,000	3.200		07/01/26	1,640,640
	1,025,000	4.400		07/01/49	1,084,173
	Oracle Corp.
	750,000	3.600		04/01/40	749,565
	725,000	3.600		04/01/50	724,355
	850,000	3.850		04/01/60	855,211

					6,240,038

Telecommunication Services – 6.3%
	AT&T, Inc.
	2,500,000	4.450	(a)	04/01/24	2,648,475
	1,948,000	3.400	(a)	05/15/25	2,022,238
	1,724,000	3.600	(a)	07/15/25	1,796,167
	3,520,000	4.125	(a)	02/17/26	3,728,666
	550,000	6.150		09/15/34	688,597
	175,000	4.900	(a)	08/15/37	196,469
	1,125,000	4.850	(a)	03/01/39	1,271,947
	300,000	6.000	(a)	08/15/40	372,942
	125,000	4.300	(a)	12/15/42	130,794
	275,000	4.850	(a)	07/15/45	305,264
	250,000	4.750	(a)	05/15/46	276,618
	1,050,000	5.150	(a)	11/15/46	1,225,864
	British Telecommunications PLC(a)(b)
	1,335,000	4.250		11/08/49	1,272,442
	Deutsche Telekom International Finance B.V.(a)(b)
	575,000	4.375		06/21/28	630,234
	Verizon Communications, Inc.
	4,056,000	4.329		09/21/28	4,639,172
	750,000	3.875	(a)	02/08/29	839,835
	2,551,000	4.016	(a)	12/03/29	2,875,054
	375,000	5.250		03/16/37	479,089
	295,000	4.125		08/15/46	342,436
	400,000	4.862		08/21/46	521,872
	846,000	5.012		04/15/49	1,141,423
	425,000	4.000	(a)	03/22/50	501,402

Corporate Obligations – (continued)
Telecommunication Services – (continued)
	Vodafone Group PLC
	1,850,000	3.750		01/16/24	1,926,275
	525,000	4.375		05/30/28	551,345

					30,384,620

Transportation – 0.9%
	Burlington Northern Santa Fe LLC
	425,000	6.150		05/01/37	544,961
	825,000	5.750	(a)	05/01/40	1,108,808
	CSX Corp.(a)
	100,000	3.800		04/15/50	104,381
	FedEx Corp.(a)
	700,000	4.050		02/15/48	610,036
	Union Pacific Corp.(a)
	275,000	3.550		08/15/39	269,456
	525,000	4.300		03/01/49	600,752
	United Parcel Service, Inc.(a)
	900,000	5.300		04/01/50	1,175,283

	4,413,677

	TOTAL CORPORATE OBLIGATIONS
	(Cost $435,410,625)				$427,122,425

Foreign Debt Obligations – 3.3%
Sovereign – 3.3%
	Abu Dhabi Government International Bond
	$1,680,000	4.125%		10/11/47	$1,821,225
	Mexico Government International Bond(a)
	2,540,000	3.250		04/16/30	2,396,490
	Perusahaan Penerbit SBSN Indonesia III
	1,580,000	4.550		03/29/26	1,616,538
	Republic of Chile(a)
	200,000	3.500		01/25/50	208,000
	Republic of Colombia(a)
	1,221,000	4.000		02/26/24	1,229,013
	350,000	4.500		03/15/29	357,328
	690,000	3.000		01/30/30	623,760
	200,000	5.200		05/15/49	210,188
	Republic of Indonesia
	200,000	3.700	(b)	01/08/22	201,250
	387,000	5.875		01/15/24	421,225
	350,000	4.350	(b)	01/08/27	362,031
	470,000	6.750		01/15/44	611,000
	Republic of Panama(a)
	200,000	3.870		07/23/60	199,875
	Republic of Philippines
EUR	340,000	0.000	(e)	02/03/23	352,487
	450,000	0.700		02/03/29	433,801
	Republic of Qatar(b)
	$1,800,000	5.103		04/23/48	2,184,187
	Republic of Romania(b)
EUR	90,000	2.124		07/16/31	90,762
	70,000	2.000		01/28/32	69,772
	80,000	4.625		04/03/49	93,636

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal Amount		Interest Rate	Maturity Date	Value

Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Republic of South Africa
	$200,000	4.850%	09/30/29	$163,000
	200,000	5.750	09/30/49	144,874
	State of Israel(f)
	200,000	4.500	04/03/20	200,000
	United Mexican States
EUR	1,770,000	1.625	04/08/26	1,848,425
	$250,000	4.500 (a)	01/31/50	248,625

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $15,831,229)			$16,087,492

Municipal Debt Obligations – 0.9%
California(a) – 0.2%
	California State GO Bonds Build America Taxable Series 2009
	$455,000	7.300%	10/01/39	$699,130

Illinois – 0.6%
	Illinois State GO Bonds Build America Series 2010(a)
	1,625,000	6.630	02/01/35	1,749,118
	Illinois State GO Bonds Taxable-Pension Series 2003
	1,360,000	5.100	06/01/33	1,349,977

				3,099,095

New Jersey(a) – 0.1%
	New Jersey State Turnpike Authority RB Build America Bonds Taxable Series 2009 F
	350,000	7.414	01/01/40	512,400

	TOTAL MUNICIPAL DEBT OBLIGATIONS
	(Cost $3,797,102)			$4,310,625

U.S. Treasury Obligation(g) – 0.2%
	United States Treasury Bonds
	$700,000	3.375%	11/15/48	$1,036,656
	(Cost $859,710)

Shares	Dividend Rate	Value

Investment Company(h) – 5.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
24,456,240	0.333%	$24,456,240
(Cost $24,456,240)

TOTAL INVESTMENTS – 97.7%
(Cost $480,354,906)		$473,013,438

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.3%		10,974,015

NET ASSETS – 100.0%		$483,987,453

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2020.

(d)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on March 31, 2020.

(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(f)	Actual maturity date is April 03, 2120.

(g)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(h)	Represents an affiliated issuer.

Currency Abbreviations:
EUR	—Euro
USD	—U.S. Dollar

Investment Abbreviations:
BP	—British Pound Offered Rate
CMT	—Constant Maturity Treasury Indexes
EURO	—Euro Offered Rate
GO	—General Obligation
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
RB	—Revenue Bond
SOFR	—Secured Overnight Funding Rate

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

March 31, 2020

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2020, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

Westpac Banking Corp.	USD	4,918,369	EUR	4,532,771	05/14/20	$(89,607)

FUTURES CONTRACTS — At March 31, 2020, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Eurodollars	1	06/15/20	$248,688	$3,034
Ultra Long U.S. Treasury Bonds	79	06/19/20	17,528,125	1,076,096
1 Month SOFR	41	07/31/20	17,074,449	153,371
2 Year U.S. Treasury Notes	281	06/30/20	61,927,570	693,367
10 Year U.S. Treasury Notes	195	06/19/20	27,044,062	423,785
20 Year U.S. Treasury Bonds	55	06/19/20	9,848,438	74,722

Total				$2,424,375
Short position contracts:
Eurodollars	(1)	12/14/20	(249,150)	(4,399)
Ultra 10 Year U.S. Treasury Notes	(140)	06/19/20	(21,844,375)	(1,005,911)
30 day Federal Funds	(41)	07/31/20	(17,074,449)	(152,945)
5 Year U.S. Treasury Notes	(252)	06/30/20	(31,590,563)	(890,612)

Total				$(2,053,867)

TOTAL FUTURES CONTRACTS				$370,508

SWAP CONTRACTS — At March 31, 2020, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)(a)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
1M LIBOR + 0.090%(b)	3M LIBOR	07/25/24		$10,400	$(10,798)	$166	$(10,964)
0.500%(c)	6M EURO(d)	03/18/30	EUR	460	(27,281)	(20,796)	(6,485)

TOTAL					$(38,079)	$(20,630)	$(17,449)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2019.
(b)	Payments made quarterly.
(c)	Payments made annually.
(d)	Payments made semi-annually.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/ (Paid) by the Fund(a)	Credit Spread at March 31, 2020(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
AT&T, Inc., 2.450%, 06/30/20	1.000%	1.868%	06/20/24	$2,325	$(79,985)	$4,570	$(84,555)
CDX.NA.IG Index 28	1.000	1.103	06/20/22	28,500	16,401	437,678	(421,277)
CDX.NA.IG Index 32	1.000	1.024	06/20/24	24,600	(16,024)	329,271	(345,295)
CDX.NA.IG Index 33	1.000	1.079	12/20/24	72,875	(237,282)	1,095,239	(1,332,521)
General Electric Co. 2.700%, 10/09/22	1.000	2.055	06/20/24	1,175	(48,873)	(16,944)	(31,929)
General Electric Co. 2.700%, 10/09/22	1.000	2.165	12/20/24	550	(27,982)	(8,269)	(19,713)
Prudential Financial, Inc., 3.500%, 05/15/24	1.000	0.715	06/20/24	1,150	14,042	14,497	(455)
Republic of Colombia, 10.375%, 01/28/33	1.000	1.953	06/20/24	1,830	(69,888)	(8,661)	(61,227)
Republic of Indonesia, 5.875%, 03/13/20	1.000	1.736	06/20/24	70	(2,066)	(134)	(1,932)
Republic of Peru, 8.750%, 11/21/33	1.000	0.972	06/20/24	550	816	7,520	(6,704)
The Boeing Co., 8.750%, 08/15/21	1.000	4.389	06/20/24	1,750	(214,892)	32,053	(246,945)
United Mexican States, 4.150%, 03/28/27	1.000	2.035	06/20/24	640	(26,566)	(8,000)	(18,566)

TOTAL					$(692,299)	$1,878,820	$(2,571,119)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

Abbreviations:
CDX.NA.IG Index 28	—CDX North America Investment Grade Index 28
CDX.NA.IG Index 32	—CDX North America Investment Grade Index 32
CDX.NA.IG Index 33	—CDX North America Investment Grade Index 33

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments

March 31, 2020

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – 68.2%
Argentina – 0.0%
	Republic of Argentina (CCC-/Caa2)
	$30,000	6.875%		01/11/48	$7,978

Brazil – 2.2%
	Brazil Notas do Tesouro Nacional (BB-/NR)
BRL	541,000	10.000		01/01/29	118,641
	Brazil Notas do Tesouro Nacional (BB-/Ba2)
	8,473,000	10.000		01/01/25	1,843,126

					1,961,767

Chile – 4.9%
	Bonos de la Tesoreria de la Republica en Pesos (NR/NR)
CLP	1,260,000,000	5.000		03/01/35	1,634,089
	Bonos de la Tesoreria de la Republica en Pesos (NR/A1)
	840,000,000	4.500		03/01/26	1,071,624
	Republic of Chile (A+/A1)
	1,504,000,000	5.500		08/05/20	1,781,025

					4,486,738

Colombia – 2.0%
	Republic of Colombia (NR/NR)
COP	1,272,381,360	3.300		03/17/27	319,721
	Republic of Colombia (NR/Baa2)(a)
	1,851,000,000	4.375		03/21/23	436,047
	Republic of Colombia (BBB/Baa2)
	1,701,200,000	7.500		08/26/26	424,471
	2,660,100,000	6.000		04/28/28	615,483

					1,795,722

Czech Republic – 5.6%
	Czech Republic Government Bond (NR/NR)
CZK	43,430,000	1.000		06/26/26	1,716,283
	43,810,000	0.250		02/10/27	1,639,808
	19,950,000	0.950		05/15/30	765,445
	7,590,000	2.000		10/13/33	322,214
	Czech Republic Government Bond (NR/Aa3)
	11,320,000	4.200		12/04/36	625,690

					5,069,440

Dominican Republic – 1.9%
	Dominican Republic (NR/NR)
DOP	2,800,000	10.500		04/07/23	49,571
	5,400,000	11.500		05/10/24	97,012
	39,400,000	11.375		07/06/29	706,708
	49,900,000	12.000		03/05/32	866,895

					1,720,186

Egypt – 0.3%
	Republic of Egypt (B/B2)
EUR	100,000	4.750		04/16/26	93,747
	Republic of Egypt (B/B2u)(b)
	$200,000	4.550		11/20/23	175,500

					269,247

Hungary – 3.5%
	Hungary Government Bond (NR/NR)
HUF	105,800,000	2.750		12/22/26	340,217

Sovereign Debt Obligations – (continued)
Hungary – (continued)
	Hungary Government Bond (NR/Baa3)
HUF	65,720,000	3.000		08/21/30	204,846
	Hungary Government Bond (BBB/NR)
	68,080,000	3.000		06/26/24	221,368
	401,200,000	5.500		06/24/25	1,457,698
	292,160,000	3.000		10/27/27	942,453

					3,166,582

Indonesia – 1.4%
	Republic of Indonesia (NR/NR)
IDR	1,373,000,000	7.000		09/15/30	78,710
	Republic of Indonesia (NR/NR)
	296,000,000	8.750		05/15/31	18,820
	Republic of Indonesia (NR/Baa2)
	20,000,000,000	7.000		05/15/27	1,164,316

					1,261,846

Mexico – 4.8%
	United Mexican States (NR/A3)
MXN	18,225,800	8.000		09/05/24	813,429
	1,907,500	8.000		11/07/47	80,786
	United Mexican States (BBB+/A3)
	9,112,900	10.000		12/05/24	436,606
	11,801,700	7.500		06/03/27	513,036
	5,208,200	8.500		05/31/29	240,335
	5,456,000	7.750		05/29/31	237,467
	3,817,800	7.750		11/23/34	165,713
	11,706,100	10.000		11/20/36	604,026
	29,149,400	8.500		11/18/38	1,306,332

					4,397,730

Peru – 4.7%
	Republic of Peru (NR/A3)
PEN	963,000	6.714		02/12/55	304,865
	Republic of Peru (A-/A3)
	935,000	8.200		08/12/26	339,680
	1,145,000	5.940	(b)	02/12/29	358,563
	18,000	6.950		08/12/31	5,998
	7,135,000	6.150	(b)	08/12/32	2,237,810
	2,225,000	5.400	(b)	08/12/34	648,439
	246,000	6.900		08/12/37	81,974
	1,050,000	5.350	(b)	08/12/40	293,236

					4,270,565

Philippines – 0.2%
	Republic of Philippines (BBB+/Baa2)
PHP	10,000,000	6.250		01/14/36	215,588

Poland – 6.5%
	Republic of Poland Government Bond (A/A2)
PLN	22,690,000	2.750		04/25/28	5,909,915

Romania(b) – 0.2%
	Republic of Romania (BBB-/Baa3)
EUR	150,000	2.000		01/28/32	149,512

Russia – 6.5%
	Russian Federation Bond (NR/NR)
RUB	144,690,000	7.650		04/10/30	1,968,108
	85,370,000	7.250		05/10/34	1,134,560

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate	Maturity Date	Value

Sovereign Debt Obligations – (continued)
Russia – (continued)
	Russian Federation Bond (NR/NR) – (continued)
RUB	200,880,000	7.700%	03/16/39	$2,791,066

				5,893,734

South Africa – 7.0%
	Republic of South Africa (BB+/Ba1)
ZAR	18,990,000	10.500	12/21/26	1,092,161
	6,930,000	7.000	02/28/31	285,700
	10,106,000	8.250	03/31/32	449,807
	44,370,000	8.875	02/28/35	1,997,938
	23,010,000	8.500	01/31/37	980,353
	15,840,000	9.000	01/31/40	696,186
	2,790,000	6.500	02/28/41	92,800
	19,154,300	8.750	01/31/44	811,022

				6,405,967

Thailand – 11.9%
	Thailand Government Bond (NR/NR)
THB	88,470,000	2.400	12/17/23	2,822,084
	26,820,000	3.300	06/17/38	979,973
	1,220,000	3.600	06/17/67	49,770
	Thailand Government Bond (NR/Baa1)
	53,278,992	1.250	03/12/28	1,573,248
	86,180,000	3.775	06/25/32	3,188,312
	Thailand Government Bond (A-/Baa1)
	58,690,000	3.850	12/12/25	2,048,077
	3,150,000	3.650	06/20/31	114,501

				10,775,965

Turkey – 4.3%
	Republic of Turkey (NR/NR)
TRY	19,080,000	12.200	01/18/23	2,874,961
	4,270,000	8.800	09/27/23	575,605
	1,610,000	10.600	02/11/26	221,056
	2,080,000	11.000	02/24/27	286,679

				3,958,301

Ukraine(b) – 0.1%
	Ukraine Government Bond (B/NR)
EUR	100,000	4.375	01/27/30	87,129

Uruguay – 0.2%
	Republic of Uruguay (BBB/Baa2)
UYU	8,101,292	4.375	12/15/28	187,261

	TOTAL SOVEREIGN DEBT OBLIGATIONS
	(Cost $71,373,383)			$61,991,173

Corporate Obligations – 7.1%
Brazil(a)(c) – 0.2%
	Banco do Brasil SA (CCC+/NR) (10 Year CMT + 4.398%)
	$200,000	6.250%	10/29/49	$157,000

British Virgin Islands – 0.3%
	Huarong Finance II Co. Ltd.
	260,000	5.500	01/16/25	273,000

Corporate Obligations – (continued)
China(a) – 0.1%
	Zhenro Properties Group Ltd. (NR/NR)
CNY	1,000,000	8.000	11/16/20	141,504

Colombia – 0.2%
	Banco de Bogota SA (NR/Ba2)
	$200,000	6.250	05/12/26	191,000

Mauritius – 0.2%
	MTN Mauritius Investments Ltd. (BB+/Ba1)
	200,000	4.755	11/11/24	179,313

Peru(a)(b) – 2.9%
	Banco de Credito del Peru (BBB+/Baa1)
PEN	643,000	4.850	10/30/20	188,335
	Banco de Credito del Peru (BBB+/NR)
	8,200,000	4.650	09/17/24	2,413,135

				2,601,470

South Africa – 0.4%
	Eastern & Southern African Trade & Development Bank (NR/Baa3)
	$390,000	4.875	05/23/24	364,201

Turkey – 0.4%
	Turkiye Vakiflar Bankasi TAO (NR/B2)(b)
	200,000	5.250	02/05/25	169,000
	Yapi ve Kredi Bankasi AS (NR/B2)
	200,000	8.250	10/15/24	188,250

				357,250

United Kingdom – 2.0%
	European Bank for Reconstruction & Development (NR/NR)
UAH	40,400,000	16.950	04/03/20	1,462,576
	Gazprom PJSC Via Gaz Finance PLC (BBB-/Baa2)(b)
	$400,000	3.250	02/25/30	371,999

				1,834,575

United States(a) – 0.1%
	Sasol Financing USA LLC (BB/Ba1)
	200,000	5.875	03/27/24	81,960

Venezuela(d) – 0.3%
	Petroleos de Venezuela SA (NR/NR)
	9,280,000	6.000	10/28/22	278,400

	TOTAL CORPORATE OBLIGATIONS
	(Cost $9,831,626)			$6,459,673

Structured Notes – 8.2%
Singapore(b) – 0.3%
	Republic of Indonesia (Issuer Standard Chartered Bank) (NR/NR)
IDR	4,275,000,000	9.000	03/19/29	276,394

United Kingdom(b) – 3.9%
	Republic of Indonesia (Issuer Standard Chartered Bank) (NR/NR)
	44,885,000,000	8.750	05/17/31	2,853,816
	12,570,000,000	7.500	08/19/32	724,066

				3,577,882

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount		Interest Rate	Maturity Date	Value

Structured Notes – (continued)
United States – 4.0%
	Republic of Columbia (Issuer Citibank NA) (NR/NR)
COP	4,226,000,000	11.000%	07/25/24	$1,192,685
	Republic of Indonesia (Issuer JPMorgan Chase Bank NA) (NR/NR)(b)
IDR	15,558,000,000	7.000	05/17/27	905,722
	17,372,000,000	8.750	05/17/31	1,104,523
	6,568,000,000	7.500	08/19/32	378,334

				3,581,264

	TOTAL STRUCTURED NOTES
	(Cost $10,351,781)			$7,435,540

U.S. Treasury Obligations(e) – 0.2%
	United States Treasury Notes
	$28,000	2.875%	10/15/21	$29,121
	72,000	1.750	09/30/22	74,587
	47,000	2.875	05/31/25	52,858

	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost $150,408)			$156,566

Shares	Dividend Rate	Value

Investment Company(f) – 8.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
7,510,991	0.333%	$7,510,991
(Cost $7,510,991)

TOTAL INVESTMENTS – 92.0%
(Cost $99,218,189)		$83,553,943

OTHER ASSETS IN EXCESS OF LIABILITIES – 8.0%		7,287,256

NET ASSETS – 100.0%		$90,841,199

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2020.

(d)	Security is currently in default and/or non-income producing.

(e)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(f)	Represents an affiliated issuer.

Security ratings disclosed, if any, are obtained from Standard & Poor’s /Moody’s Investor Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
CZK	—Czech Koruna
DOP	—Dominican Peso
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RON	—New Romanian Leu
RUB	—Russian Ruble
SEK	—Swedish Krona
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
UAH	—Ukraine Hryvna
USD	—U.S. Dollar
UYU	—Uruguayan Peso
ZAR	—South African Rand

Investment Abbreviations:
CLICP	—Sinacofi Chile Interbank Rate
CMT	—Constant Maturity Treasury Indexes
JIBAR	—Johannesburg Interbank Agreed Rate
KLIBOR	—Kuala Lumpur Interbank Offered Rate
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
MIBOR	—MIBOR - Mumbai Interbank Offered Rate
MTN	—Medium Term Note
NR	—Not Rated
PLC	—Public Limited Company
PRIBOR	—Prague Interbank Offered Rate
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2020, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	AUD	719,653	CAD	618,309	06/17/20	$3,064
	AUD	1,269,712	USD	749,493	06/17/20	31,665
	CAD	1,197,711	EUR	766,870	06/17/20	3,402
	CAD	1,190,931	JPY	88,998,813	06/17/20	16,425
	CAD	3,905,160	USD	2,707,909	06/17/20	69,082
	CHF	649,900	USD	670,585	06/17/20	7,143
	CLP	3,443,485,915	USD	3,976,464	05/22/20	52,545
	COP	6,751,244,316	USD	1,646,826	05/08/20	10,621
	EUR	349,811	CAD	543,674	06/17/20	344
	EUR	2,439,653	CZK	65,267,842	06/17/20	69,836
	EUR	216,607	HUF	73,070,037	06/17/20	15,789
	EUR	1,979,334	NOK	21,845,702	06/17/20	87,628
	EUR	245,299	PLN	1,069,291	06/17/20	12,946
	EUR	5,735,044	SEK	60,871,771	06/17/20	180,154
	EUR	2,055,076	USD	2,222,039	06/17/20	51,253
	GBP	1,404,363	USD	1,672,601	06/17/20	74,125
	IDR	14,837,002,145	USD	906,132	04/07/20	7,083
	ILS	13,973,217	USD	3,817,751	06/17/20	142,933
	INR	14,165,054	USD	182,175	04/28/20	3,711
	JPY	149,034,913	USD	1,368,046	06/17/20	22,610
	KRW	1,489,927,786	USD	1,204,918	04/21/20	18,683
	KRW	605,888,591	USD	485,072	06/02/20	12,925
	MXN	9,267,843	USD	375,997	06/17/20	10,201
	NOK	6,426,886	EUR	551,834	06/17/20	7,932
	NOK	8,954,713	USD	795,885	06/17/20	65,692
	NZD	2,227,859	USD	1,311,911	06/17/20	16,630
	THB	5,872,597	USD	177,769	06/17/20	1,242
	TWD	36,015,223	USD	1,191,347	04/17/20	2,541
	USD	1,541,517	AUD	2,417,897	06/17/20	53,965
	USD	8,693,367	BRL	42,974,773	04/02/20	423,921
	USD	385,749	BRL	1,967,085	05/05/20	8,090
	USD	7,069,537	CAD	9,659,554	06/17/20	200,551
	USD	5,937,794	CHF	5,559,329	06/17/20	140,427
	USD	6,787,334	CLP	5,314,007,319	04/21/20	574,959
	USD	458,227	CNH	3,194,919	06/17/20	8,187
	USD	2,576,508	COP	9,389,116,552	04/07/20	266,270
	USD	854,960	CZK	19,317,657	06/17/20	76,879
	USD	4,120,317	EUR	3,670,031	06/17/20	60,584
	USD	3,152,651	HUF	943,346,968	06/17/20	263,124
	USD	3,428,704	IDR	48,397,393,475	04/07/20	449,853
	USD	714,945	IDR	10,214,665,010	05/28/20	94,194
	USD	6,863,765	ILS	23,438,449	06/17/20	220,180
	USD	833,818	INR	62,232,027	04/16/20	16,647
	USD	602,248	INR	45,334,721	04/20/20	7,080
	USD	1,864,227	INR	139,082,116	04/28/20	39,065
	USD	1,828,886	JPY	189,588,250	06/17/20	59,824
	USD	2,116,864	KRW	2,531,439,567	04/21/20	37,927
	USD	2,155,558	MXN	48,640,215	06/17/20	128,687
	USD	4,640,068	NZD	7,332,241	06/17/20	267,628

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC (continued)	USD	2,830,192	PEN	9,638,218	04/21/20	$24,595
	USD	581,984	PLN	2,228,617	06/17/20	43,425
	USD	1,776,473	RUB	133,139,961	05/22/20	84,843
	USD	554,780	SEK	5,402,797	06/17/20	7,693
	USD	7,550,227	THB	239,115,226	06/17/20	261,405
	USD	246,848	TRY	1,527,422	04/20/20	17,264
	USD	695,856	TRY	4,437,921	05/04/20	31,688
	USD	488,234	TRY	3,032,033	05/11/20	35,326
	USD	737,155	TRY	4,584,401	05/12/20	52,547
	USD	243,099	TRY	1,515,140	05/14/20	16,959
	USD	490,848	TRY	3,061,109	05/20/20	34,705
	USD	718,618	TRY	4,526,119	05/27/20	45,440
	USD	234,106	TRY	1,467,574	06/04/20	16,261
	USD	948,284	TRY	6,092,628	06/17/20	47,321
	USD	266,296	TRY	1,764,010	06/19/20	5,591
	USD	3,845,644	TWD	114,680,349	04/17/20	44,045
	USD	732,914	TWD	21,976,316	04/20/20	4,082
	USD	2,782,454	ZAR	48,031,346	06/17/20	124,405

TOTAL						$5,293,842

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	AUD	725,514	EUR	417,058	06/17/20	$(14,988)
	AUD	710,990	JPY	47,806,282	06/17/20	(8,665)
	AUD	2,237,661	USD	1,464,941	06/17/20	(88,274)
	BRL	42,974,773	USD	9,669,613	04/02/20	(1,400,167)
	BRL	33,703,112	USD	6,734,599	05/05/20	(263,975)
	CAD	843,016	GBP	496,120	06/17/20	(17,592)
	CAD	583,133	JPY	44,959,572	06/17/20	(4,851)
	CAD	3,387,507	USD	2,467,699	06/17/20	(58,815)
	CHF	190,792	AUD	334,158	06/17/20	(6,622)
	CHF	1,227,067	EUR	1,161,077	06/17/20	(4,758)
	CHF	567,225	GBP	490,060	06/17/20	(18,017)
	CHF	4,915,178	USD	5,251,135	06/17/20	(125,497)
	CNH	7,285,336	USD	1,044,621	06/17/20	(18,400)
	COP	16,140,360,867	USD	4,345,119	04/07/20	(373,706)
	COP	1,588,616,373	USD	462,318	05/08/20	(72,309)
	CZK	115,145,241	EUR	4,541,323	06/17/20	(385,702)
	CZK	11,208,364	USD	481,165	06/17/20	(29,713)
	EUR	349,973	AUD	637,718	06/17/20	(5,206)
	EUR	522,024	CAD	815,440	06/17/20	(2,410)
	EUR	475,000	CZK	13,195,011	06/17/20	(6,033)
	EUR	699,819	GBP	640,821	06/17/20	(22,914)
	EUR	169,010	JPY	20,245,079	06/17/20	(1,952)
	EUR	1,026,101	NOK	12,814,313	06/17/20	(97,872)
	EUR	10,390,150	USD	11,698,907	06/17/20	(205,481)
	GBP	1,981,547	USD	2,541,532	06/17/20	(76,913)
	HUF	828,282,701	EUR	2,376,513	06/17/20	(91,785)
	HUF	129,780,533	USD	419,733	06/17/20	(22,208)

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC (continued)	IDR	33,560,391,330	USD	2,431,721	04/07/20	$(366,086)
	IDR	47,633,233,770	USD	3,416,115	05/28/20	(521,417)
	IDR	3,369,519,278	USD	233,848	06/08/20	(29,505)
	ILS	9,635,960	USD	2,785,491	06/17/20	(54,197)
	INR	94,202,857	USD	1,254,454	04/20/20	(17,727)
	INR	97,726,022	USD	1,341,250	04/28/20	(58,801)
	JPY	44,649,884	EUR	379,672	06/17/20	(3,355)
	JPY	565,010,499	USD	5,390,070	06/17/20	(117,914)
	KRW	1,862,664,922	USD	1,567,214	04/21/20	(37,505)
	MXN	205,423,097	USD	9,525,664	06/17/20	(965,539)
	MYR	30,693,387	USD	7,546,008	04/30/20	(424,572)
	NOK	20,112,231	EUR	1,895,005	06/17/20	(161,129)
	NOK	10,927,496	USD	1,125,075	06/17/20	(73,688)
	NZD	1,134,791	EUR	625,609	06/17/20	(15,328)
	NZD	4,703,607	USD	2,934,062	06/17/20	(129,158)
	PLN	1,230,218	EUR	270,154	06/17/20	(1,550)
	PLN	16,535,882	USD	4,351,319	06/17/20	(355,321)
	RON	13,676,883	USD	3,143,605	06/17/20	(40,760)
	RUB	320,252,617	USD	4,516,313	05/22/20	(447,297)
	SEK	53,916,651	EUR	5,030,255	06/17/20	(104,801)
	SEK	8,867,478	USD	946,573	06/17/20	(48,654)
	THB	144,007,662	USD	4,468,327	06/17/20	(78,619)
	TRY	2,546,035	USD	402,898	04/20/20	(20,209)
	TRY	2,528,059	USD	386,140	05/04/20	(7,797)
	TRY	1,620,989	USD	261,365	05/11/20	(19,231)
	TRY	3,033,058	USD	489,637	05/12/20	(36,698)
	TRY	1,474,602	USD	237,231	05/14/20	(17,141)
	TRY	1,481,217	USD	236,101	05/27/20	(15,797)
	TRY	1,007,227	USD	160,233	06/04/20	(10,722)
	TRY	2,454,550	USD	381,407	06/17/20	(18,434)
	TWD	119,975,327	USD	3,991,454	04/17/20	(14,329)
	TWD	20,695,543	USD	688,511	04/20/20	(2,153)
	USD	958,444	AUD	1,622,662	06/17/20	(39,858)
	USD	534,567	CAD	757,558	06/17/20	(4,139)
	USD	1,651,075	COP	6,751,244,316	04/07/20	(10,102)
	USD	882,875	CZK	22,746,865	06/17/20	(33,327)
	USD	2,832,049	EUR	2,590,575	06/17/20	(33,606)
	USD	1,996,928	GBP	1,648,146	06/17/20	(53,013)
	USD	895,468	IDR	14,837,002,145	05/28/20	(6,186)
	USD	322,152	INR	24,904,306	04/28/20	(4,665)
	USD	1,484,039	JPY	161,276,950	06/17/20	(20,850)
	USD	388,397	KRW	481,363,105	04/21/20	(6,920)
	USD	3,287,401	MXN	79,937,978	06/17/20	(43,672)
	USD	801,000	MYR	3,481,947	04/30/20	(6,876)
	USD	155,695	NOK	1,703,693	06/17/20	(8,226)
	USD	364,774	RON	1,608,205	06/17/20	(76)
	USD	383,972	RUB	31,181,811	05/22/20	(12,213)
	USD	189,973	SEK	1,881,122	06/17/20	(509)
	USD	1,300,153	TWD	39,305,593	04/17/20	(2,809)
	ZAR	39,314,854	USD	2,345,894	06/17/20	(170,205)

TOTAL						$(8,097,511)

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At March 31, 2020, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Eurodollars	1	12/14/20	$249,150	$4,068
Ultra Long U.S. Treasury Bonds	25	06/19/20	5,546,875	527,332
Ultra 10 Year U.S. Treasury Notes	69	06/19/20	10,766,156	630,654
5 Year U.S. Treasury Notes	4	06/30/20	501,438	1,931
10 Year U.S. Treasury Notes	12	06/19/20	1,664,250	31,570

Total				$1,195,555
Short position contracts:
2 Year U.S. Treasury Notes	(6)	06/30/20	(1,322,297)	219
20 Year U.S. Treasury Bonds	(93)	06/19/20	(16,652,813)	(1,137,212)

Total				$(1,136,993)

TOTAL FUTURES CONTRACTS				$58,562

SWAP CONTRACTS — At March 31, 2020, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Payments (Received) Paid	Unrealized Appreciation/ (Depreciation)
3M TELBOR(a)	1.342%(b)	Barclays Bank PLC	12/18/29	ILS	4,110	$52,101	$—	$52,101
3M TELBOR(a)	1.020(b)	BofA Securities LLC	03/18/30		7,075	19,865	2,461	17,404
3M KLIBOR(a)	3.650(a)	Citibank NA	02/27/24	MYR	3,020	33,373	—	33,373
6.055%(a)	Colombia IBR Overnight IB(a)	CS International (London)	05/02/24	COP	3,635,890	(63,387)	—	(63,387)
3M TELBOR(a)	1.405(a)	Deutsche Bank AG (London)	12/18/29	ILS	3,360	48,367	—	48,36
3M KLIBOR(a)	3.693(a)	MS & Co. Int. PLC	03/01/24	MYR	5,490	62,640	—	62,640
3M KLIBOR(a)	3.605(a)	MS & Co. Int. PLC	03/06/24		25,010	270,101	—	270,101
3M KLIBOR(a)	3.330(a)	MS & Co. Int. PLC	05/31/24		2,610	22,475	—	22,475
3M KLIBOR(a)	3.250(a)	MS & Co. Int. PLC	12/18/24		2,000	17,302	509	16,793

TOTAL						$462,837	$2,970	$459,867

(a)	Payments made quarterly.
(b)	Payments made annually.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
6M Thai Reuters(a)	1.750%(a)	06/19/21	THB	681,590		$281,069	$250,401	$30,668
1M BID Avg(b)	5.440(b)	01/03/22	BRL	65,270		331,927	90,570	241,357
4.500%(c)	3M MIBOR(c)	03/18/22	COP	44,810,770		(222,838)	(67,763)	(155,075)
Mexico IB TIIE 28D(b)	6.000(b)	06/15/22	MXN	87,580	(d)	22,165	1,150	21,015
4.000(c)	3M MIBOR(c)	06/17/22	COP	12,555,825		(25,550)	(1,013)	(24,537)
6M MIBOR(a)	4.750(a)	06/17/22	INR	554,300		82,773	50,345	32,428
3M JIBAR(c)	6.500(c)	06/17/22	ZAR	122,320	(d)	155,246	14,846	140,400
1.800(a)	6M CLICP(a)	06/17/22	CLP	3,887,025		(82,720)	(102,135)	19,415
6M PRIBOR(a)	1.850(e)	09/16/22	CZK	111,650	(d)	110,023	1,207	108,816
6M PRIBOR(a)	2.260(e)	09/16/22		167,000	(d)	221,027	3,076	217,951
6.244(f)	1M BID Average(f)	01/02/23	BRL	6,150		(28,794)	—	(28,794)
6.943(b)	1M BID Average(b)	01/02/23		4,525		(35,004)	—	(35,004)
7.223(b)	1M BID Average(b)	01/02/23		5,075		(45,337)	—	(45,337)
1M BID Avg(f)	5.750(f)	01/02/23		11,130		34,403	21,934	12,469
1M BID Avg(b)	6.660(b)	01/02/23		49,936		407,168	126,861	280,307
Mexico IB TIIE 28D(b)	6.500(b)	06/14/23	MXN	19,990	(d)	14,110	(6,793)	20,903
6.844(b)	1M BID Average(b)	01/02/24	BRL	12,250		(57,639)	—	(57,639)
1M BID Avg(f)	5.330(f)	01/02/24		12,250		(47,936)	(2,490)	(45,446)
6M PRIBOR(a)	1.100(e)	12/18/24	CZK	36,900		17,532	(351)	17,883
6M WIBOR(a)	1.860(e)	12/18/24	PLN	1,020		11,619	2,123	9,496
6.260(b)	1M BID Average(b)	01/02/25	BRL	1,190		1,211	112	1,099
Mexico IB TIIE 28D(b)	7.400(b)	06/11/25	MXN	50,230	(d)	92,866	(2,403)	95,269
6M CNY(c)	2.500(c)	06/17/25	CNY	61,600		100,658	12,379	88,279
1.250(a)	6M Thai Reuters(a)	06/17/25	THB	16,600		(5,037)	(2,058)	(2,979)
1.400(e)	6M WIBOR(a)	06/17/25	PLN	22,605	(d)	(142,773)	(18,195)	(124,578)
1.505(e)	6M PRIBOR(a)	09/16/26	CZK	37,950	(d)	(75,914)	(1,913)	(74,001)
2.010(e)	6M PRIBOR(a)	09/16/26		57,350	(d)	(186,873)	(3,572)	(183,301)
Mexico IB TIIE 28D(b)	7.500	06/09/27	MXN	33,290	(d)	60,748	(2,925)	63,673
2.000(a)	3M LIBOR(c)	03/18/30		$350		(44,851)	(7,108)	(37,743)
3M MIBOR(c)	5.600(c)	03/18/30	COP	3,072,000		6,523	(1,061)	7,584
6.400(b)	Mexico IB TIIE 28D(b)	06/05/30	MXN	9,110	(d)	18,296	145	18,151
1.500(e)	6M PRIBOR(a)	06/17/30	CZK	61,120	(d)	(192,236)	(19,641)	(172,595)
1.750(e)	6M WIBOR(a)	06/17/30	PLN	2,101	(d)	(33,747)	(2,509)	(31,238)

TOTAL						$742,115	$333,219	$408,896

(a)	Payments made semi-annually.
(b)	Payments made monthly.
(c)	Payments made quarterly.
(d)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2020.
(e)	Payments made annually.
(f)	Payments made at the termination date.

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/ Index	Financing Rate (Paid) Received by the Fund(a)	Credit Spread at March 31, 2020(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
People’s Republic of China, 7.500%, 10/28/27	(1.000)%	0.074%	BofA Securities LLC	12/20/20	$2,320	$(16,436)	$3,761	$(20,197)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.089	BofA Securities LLC	06/20/21	70	(797)	200	(997)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.074	Citibank NA	12/20/20	3,400	(24,087)	6,419	(30,506)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.089	Citibank NA	06/20/21	3,810	(43,488)	9,749	(53,237)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.089	JPMorgan Securities, Inc.	06/20/21	250	(2,886)	623	(3,509)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.089	UBS AG (London)	06/20/21	280	(3,232)	301	(3,533)

Protection Sold:
People’s Republic of China, 7.500%, 10/28/27	1.000	0.342	MS & Co. Int. PLC	12/20/23	6,780	167,761	123,915	43,846

TOTAL						$76,835	$144,968	$(68,133)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received by the Fund(a)	Credit Spread at March 31, 2020(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
Republic of Indonesia, 5.875%, 03/13/20	1.000%	1.736%	06/20/24	$1,310	$(36,338)	$7,211	$(43,549)
Republic of Colombia, 10.375%, 01/28/33	1.000	1.953	06/20/24	1,230	(47,157)	6,394	(53,551)
Republic of Peru, 8.750%, 11/21/33	1.000	1.094	12/20/24	1,000	(4,290)	19,869	(24,159)
Federative Republic of Brazil, 4.250%, 01/07/25	1.000	0.810	06/20/20	200	117	225	(108)
People’s Republic of China, 7.500%, 10/28/27	1.000	0.173	06/20/22	1,210	22,727	19,435	3,292
State of Qatar, 9.750%, 06/15/30	1.000	1.209	12/20/24	1,030	(9,321)	27,626	(36,947)
United Mexican States, 4.150%, 03/28/27	1.000	2.177	12/20/24	1,000	(54,417)	8,514	(62,931)

TOTAL					$(128,679)	$89,274	$(217,953)

(a)	Payments made quarterly.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

Abbreviations:
1M BID Avg	—1 month Brazilian Interbank Deposit Average
BofA Securities LLC	— Bank of America Securities LLC
CS International (London)	—Credit Suisse International (London)
Mexico IB TIIE 28D	— Mexico Interbank TIIE 28 Days
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – 129.5%
Collateralized Mortgage Obligations – 5.9%
Interest Only(a) – 2.1%
FHLMC REMIC Series 3852, Class SW(b) (-1x1M USD LIBOR + 6.000%)
$379,801	5.295%	05/15/41	$58,963
FHLMC REMIC Series 4286, Class SN(b) (-1x1M USD LIBOR + 6.000%)
3,001,157	5.295	12/15/43	484,220
FHLMC REMIC Series 4314, Class SE(b) (-1x1M USD LIBOR + 6.050%)
290,843	5.345	03/15/44	47,505
FHLMC REMIC Series 4320, Class SD(b) (-1x1M USD LIBOR + 6.100%)
150,985	5.395	07/15/39	30,517
FHLMC REMIC Series 4456, Class IO
175,755	4.500	10/15/44	24,531
FHLMC REMIC Series 4468, Class SY(b) (-1x1M USD LIBOR + 6.100%)
275,564	5.395	05/15/45	52,603
FHLMC REMIC Series 4583, Class ST(b) (-1x1M USD LIBOR + 6.000%)
1,234,307	5.295	05/15/46	206,910
FHLMC REMIC Series 4936, Class ES(b) (-1x1M USD LIBOR + 6.000%)
480,093	5.295	12/25/49	55,673
FHLMC REMIC Series 4936, Class PS(b) (-1x1M USD LIBOR + 6.000%)
392,123	5.295	12/25/49	50,784
FHLMC STRIPS Series 304, Class C45
208,334	3.000	12/15/27	12,284
FNMA REMIC Series 2007-36, Class SN(b) (-1x1M USD LIBOR + 6.770%)
362,148	5.823	04/25/37	79,694
FNMA REMIC Series 2008-17, Class SI(b) (-1x1M USD LIBOR + 6.300%)
464,134	5.353	03/25/38	91,074
FNMA REMIC Series 2011-124, Class SC(b) (-1x1M USD LIBOR + 6.550%)
253,580	5.603	12/25/41	45,818
FNMA REMIC Series 2012-88, Class SB(b) (-1x1M USD LIBOR + 6.670%)
344,756	5.723	07/25/42	60,984
FNMA REMIC Series 2015-34, Class LS(b) (-1x1M USD LIBOR + 6.100%)
2,008,652	5.153	06/25/45	381,761
FNMA REMIC Series 2017-104, Class SB(b)(-1X 1M USD LIBOR + 6.150%)
949,721	5.203	01/25/48	138,645
FNMA REMIC Series 2017-69, Class SG(b)(-1X 1M USD LIBOR + 6.150%)
1,258,663	5.203	09/25/47	205,556
FNMA REMIC Series 2017-86, Class SB(b) (-1x M USD LIBOR + 6.150%)
1,034,605	5.203	11/25/47	162,314
FNMA REMIC Series 2018-8, Class SA(b) (-1x1M USD LIBOR + 6.150%)
958,876	5.203	02/25/48	125,411

Mortgage-Backed Obligations – (continued)
Interest Only(a) – (continued)
FNMA REMIC Series 2019-81, Class SD(b) (-1x1M USD LIBOR + 6.000%)
562,956	5.053	01/25/50	72,125
GNMA REMIC Series 2010-101, Class S(b) (-1x1M USD LIBOR + 6.000%)
823,948	5.227	08/20/40	146,742
GNMA REMIC Series 2010-20, Class SE(b) (-1x1M USD LIBOR + 6.250%)
340,737	5.477	02/20/40	66,792
GNMA REMIC Series 2010-85, Class SN(b) (-1x1M USD LIBOR + 5.940%)
33,381	5.167	07/20/40	6,767
GNMA REMIC Series 2013-124, Class CS(b) (-1x1M USD LIBOR + 6.050%)
1,480,503	5.277	08/20/43	285,488
GNMA REMIC Series 2013-134, Class DS(b) (-1x1M USD LIBOR + 6.100%)
77,251	5.327	09/20/43	14,567
GNMA REMIC Series 2014-11, Class KI
176,753	4.500	12/20/42	14,682
GNMA REMIC Series 2014-117, Class SJ(b) (-1x1M USD LIBOR + 5.600%)
3,521,125	4.827	08/20/44	626,065
GNMA REMIC Series 2014-132, Class SL(b) (-1x1M USD LIBOR + 6.100%)
541,678	5.327	10/20/43	72,846
GNMA REMIC Series 2014-133, Class BS(b) (-1x1M USD LIBOR + 5.600%)
265,764	4.827	09/20/44	46,890
GNMA REMIC Series 2014-158, Class SA(b) (-1x1M USD LIBOR + 5.600%)
1,649,375	4.895	10/16/44	288,528
GNMA REMIC Series 2015-110, Class MS(b) (-1x1M USD LIBOR + 5.710%)
1,054,031	4.937	08/20/45	168,095
GNMA REMIC Series 2015-111, Class IM
900,068	4.000	08/20/45	93,101
GNMA REMIC Series 2015-111, Class SM(b) (-1x1M USD LIBOR + 6.200%)
327,364	5.427	08/20/45	55,975
GNMA REMIC Series 2015-112, Class SB(b) (-1x1M USD LIBOR + 5.740%)
312,306	4.967	08/20/45	48,018
GNMA REMIC Series 2015-119, Class SN(b) (-1x1M USD LIBOR + 6.250%)
680,106	5.477	08/20/45	112,937
GNMA REMIC Series 2015-129, Class IC
657,539	4.500	09/16/45	102,798
GNMA REMIC Series 2015-168, Class SD(b) (-1x1M USD LIBOR + 6.200%)
176,439	5.427	11/20/45	33,517
GNMA REMIC Series 2015-57, Class AS(b) (-1x1M USD LIBOR + 5.600%)
1,942,006	4.827	04/20/45	306,709
GNMA REMIC Series 2015-72, Class JI
71,077	3.500	05/20/45	4,456
GNMA REMIC Series 2015-83, Class PI
119,144	3.500	06/20/45	7,853

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Interest Only(a) – (continued)
GNMA REMIC Series 2015-90, Class PI
$94,074	3.500%	04/20/45	$5,022
GNMA REMIC Series 2016-1, Class ST(b) (-1x1M USD LIBOR + 6.200%)
330,997	5.427	01/20/46	55,740
GNMA REMIC Series 2016-138, Class DI
203,438	4.000	10/20/46	24,375
GNMA REMIC Series 2016-27, Class IA
703,497	4.000	06/20/45	57,947
GNMA REMIC Series 2016-4, Class SM(b) (-1x1M USD LIBOR + 5.650%)
500,044	4.877	01/20/46	90,789
GNMA REMIC Series 2017-112, Class SJ(b) (-1X 1M USD LIBOR + 5.660%)
983,240	4.887	07/20/47	139,709
GNMA REMIC Series 2018-105, Class SC(b) (-1x1M USD LIBOR + 6.200%)
612,931	5.427	08/20/48	84,736
GNMA REMIC Series 2018-124, Class SN(b) (-1X 1M USD LIBOR + 6.200%)
1,588,093	5.427	09/20/48	279,474
GNMA REMIC Series 2018-139, Class SQ(b) (-1x1M USD LIBOR + 6.150%)
1,085,084	5.377	10/20/48	148,517
GNMA REMIC Series 2018-67, Class PS(b)(c) (-1X 1M USD LIBOR + 6.200%)
1,588,566	5.427	05/20/48	232,278
GNMA REMIC Series 2018-72, Class IB
2,254,178	4.000	04/20/46	279,802
GNMA REMIC Series 2019-1, Class SN(b)(c) (-1x1M USD LIBOR + 6.050%)
867,782	5.277	01/20/49	116,615
GNMA REMIC Series 2019-110, Class SD(b) (-1x1M USD LIBOR + 6.100%)
1,437,854	5.327	09/20/49	218,119
GNMA REMIC Series 2019-110, Class SE(b) (-1x1M USD LIBOR + 6.100%)
1,572,588	5.327	09/20/49	208,288
GNMA REMIC Series 2019-128, Class IO
1,278,510	4.000	10/20/49	139,896
GNMA REMIC Series 2019-129, Class AI
1,672,157	3.500	10/20/49	199,173
GNMA REMIC Series 2019-151, Class IA
5,228,581	3.500	12/20/49	572,494
GNMA REMIC Series 2019-151, Class NI
3,759,895	3.500	10/20/49	341,124
GNMA REMIC Series 2019-20, Class SF(b) (-1x1M USD LIBOR + 3.790%)
1,570,065	3.017	02/20/49	121,156
GNMA REMIC Series 2019-4, Class SJ(b)(c) (-1X 1M USD LIBOR + 6.050%)
1,472,418	5.277	01/20/49	217,001
GNMA REMIC Series 2019-6, Class SA(b)(c) (-1x1M USD LIBOR + 6.050%)
560,174	5.277	01/20/49	78,313
GNMA REMIC Series 2019-78, Class SE(b)(c) (-1X 1M USD LIBOR + 6.100%)
612,509	5.327	06/20/49	83,269

Mortgage-Backed Obligations – (continued)
Interest Only(a) – (continued)
GNMA REMIC Series 2019-97, Class SC(b) (-1x1M USD LIBOR + 6.100%)
1,187,993	5.327	08/20/49	157,368
GNMA REMIC Series 2019-98, Class SC(b) (-1x1M USD LIBOR + 6.050%)
1,979,700	5.277	08/20/49	263,895
GNMA Series 2018-7, Class DS(b) (-1X 1M USD LIBOR + 5.700%)
1,076,768	4.927	01/20/48	167,661

			9,172,959

Regular Floater(b) – 1.5%
FHLMC REMIC Series 4103, Class BF (1M USD LIBOR + 0.350%)
343,051	1.055	12/15/38	341,917
FNMA REMIC Series 2011-63, Class FG (1M USD LIBOR + 0.450%)
88,139	1.397	07/25/41	87,397
FNMA REMIC Series 2017-96, Class FA (1M USD LIBOR + 0.400%)
2,062,016	1.347	12/25/57	2,037,343
GNMA REMIC Series 2017-182, Class FN (1M USD LIBOR + 0.300%)
3,880,228	1.005	12/16/47	3,814,816

			6,281,473

Sequential Fixed Rate – 1.8%
FHLMC REMIC Series 2042, Class N
35,540	6.500	03/15/28	39,834
FHLMC REMIC Series 3748, Class D
332,555	4.000	11/15/39	345,540
FHLMC REMIC Series 4577, Class HM(d)
629,731	4.000	12/15/50	705,266
FNMA REMIC Series 2000-16, Class ZG
116,599	8.500	06/25/30	142,503
FNMA REMIC Series 2005-59, Class KZ
696,907	5.500	07/25/35	807,472
FNMA REMIC Series 2011-52, Class GB
401,076	5.000	06/25/41	459,689
FNMA REMIC Series 2011-99, Class DB
432,586	5.000	10/25/41	494,577
FNMA REMIC Series 2012-111, Class B
59,394	7.000	10/25/42	73,292
FNMA REMIC Series 2012-153, Class B
241,583	7.000	07/25/42	304,908
FNMA REMIC Series 2017-87, Class EA
4,192,703	3.000	04/25/44	4,511,697

			7,884,778

Sequential Floating Rate(b) – 0.5%
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1
48,076	3.835	04/25/35	42,210
Bear Stearns ALT-A Trust Series 2005-5, Class 21A1
282,648	3.972	07/25/35	247,983
Countrywide Alternative Loan Trust Series 2005-38, Class A1 (12M MTA + 1.500%)
74,925	3.466	09/25/35	61,262

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(b) – (continued)
FHLMC Structured Agency Credit Risk Debt Notes Series 2015-HQ2, Class M3 (1M USD LIBOR + 3.250%)
$850,000	4.197%	05/25/25	$758,419
FNMA Connecticut Avenue Securities Series 2016-C03, Class 1M2 (1M USD LIBOR + 5.300%)
35,907	6.247	10/25/28	34,957
FNMA Connecticut Avenue Securities Series 2016-C06, Class 1M2 (1M USD LIBOR + 4.250%)
308,316	5.197	04/25/29	295,981
HarborView Mortgage Loan Trust Series 2005-16, Class 2A1A (1M USD LIBOR + 0.480%)
63,658	1.230	01/19/36	54,682
Impac CMB Trust Series 2004-08, Class 1A (1M USD LIBOR + 0.720%)
30,841	1.667	10/25/34	26,661
Morgan Stanley Mortgage Loan Trust Series 2004-8AR, Class 4A1
268,066	3.997	10/25/34	235,451
New Residential Mortgage Loan Trust Series 2015-1A, Class A1(e)
215,328	3.750	05/28/52	221,381

			1,978,987

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$25,318,197

Commercial Mortgage-Backed Securities – 3.2%
Sequential Fixed Rate – 2.8%
BBCMS Mortgage Trust Series 2018-C2, Class A4
$2,650,000	4.047%	12/15/51	$2,937,736
Morgan Stanley Capital I Trust Series 2018-L1, Class A3
6,400,000	4.139	10/15/51	7,152,647
Cantor Commercial Real Estate Lending Series 2019-CF3, Class A4
1,900,000	3.006	01/15/53	1,927,471

			12,017,854

Sequential Floating Rate(b) – 0.4%
Bancorp Commercial Mortgage Trust Series 2018-CRE4, Class A(e) (1M USD LIBOR + 0.900%)
732,823	1.605	09/15/35	636,283
BANK 2018-BNK15 Series 2018-BN15, Class A4
900,000	4.407	11/15/61	1,029,272
Exantas Capital Corp. Ltd. Series 2018-RSO6, Class A(e) (1M USD LIBOR + 0.830%)
104,915	1.630	06/15/35	95,791

			1,761,346

TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES			$13,779,200

Federal Agencies – 120.4%
Adjustable Rate FHLMC(b) – 0.0%
(1 Year CMT + 2.107%)
$8,002	4.007%	10/01/34	$8,335
(1 Year CMT + 2.206%)
12,256	4.294	09/01/33	12,746

Mortgage-Backed Obligations – (continued)
Adjustable Rate FHLMC(b) – (continued)
(1 Year CMT + 2.250%)
29,109	4.612	04/01/33	30,050
10,514	4.006	11/01/34	10,939
9,790	3.777	02/01/35	10,168
35,097	4.474	06/01/35	36,328

			108,566

Adjustable Rate FNMA(b) – 0.1%
(1 Year CMT + 2.196%)
14,203	3.858	02/01/35	14,791
(1 Year CMT + 2.208%)
3,549	4.521	07/01/33	3,668
(1 Year CMT + 2.261%)
85,727	4.669	06/01/33	88,349
(1 Year CMT + 2.307%)
997	4.389	04/01/34	1,032
(12M USD LIBOR + 1.622%)
23,785	3.621	03/01/35	24,604
(12M USD LIBOR + 1.647%)
25,777	3.679	12/01/33	26,615
(12M USD LIBOR + 1.670%)
11,401	3.716	11/01/34	11,817
(12M USD LIBOR + 1.810%)
16,309	4.835	04/01/35	16,933
(12M USD LIBOR + 1.977%)
30,899	4.493	05/01/35	32,176
(6M USD LIBOR + 1.412%)
4,304	3.425	06/01/33	4,375
(COF + 1.250%)
697	2.350	07/01/22	695
6,970	2.286	07/01/27	6,931
8,023	2.286	11/01/27	7,979
4,519	2.286	01/01/31	4,488
6,211	2.286	06/01/32	6,166
6,314	2.350	08/01/32	6,268
9,332	2.350	05/01/33	9,264
76,244	2.285	08/01/33	75,732
2,933	2.286	11/01/35	2,912
18,552	2.286	12/01/37	18,443
11,302	2.286	01/01/38	11,238
7,188	2.286	11/01/40	7,139

			381,615

Adjustable Rate GNMA(b) – 0.1%
(1 Year CMT + 1.500%)
7,158	3.875	06/20/23	7,312
3,868	3.250	07/20/23	3,941
3,714	3.250	08/20/23	3,784
8,364	3.250	09/20/23	8,524
2,881	4.000	03/20/24	2,942
25,881	3.875	04/20/24	26,500
3,469	3.875	05/20/24	3,553
29,527	3.875	06/20/24	30,255
17,985	3.250	07/20/24	18,388
25,466	3.250	08/20/24	26,032
7,644	3.250	09/20/24	7,809
10,128	3.125	11/20/24	10,384

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate GNMA(b) – (continued)
(1 Year CMT + 1.500%) – (continued)
$10,919	3.125%	12/20/24	$11,235
6,661	4.000	01/20/25	6,828
4,026	4.000	02/20/25	4,128
15,314	3.875	05/20/25	15,755
12,552	3.250	07/20/25	12,886
5,502	4.000	02/20/26	5,643
311	3.250	07/20/26	319
14,795	4.000	01/20/27	15,212
6,010	4.000	02/20/27	6,172
46,192	3.875	04/20/27	47,571
4,528	3.875	05/20/27	4,665
6,887	3.875	06/20/27	7,097
2,419	3.125	11/20/27	2,488
7,080	3.125	12/20/27	7,288
16,786	4.000	01/20/28	17,262
5,460	4.000	02/20/28	5,616
5,937	4.000	03/20/28	6,109
27,821	3.250	07/20/29	28,645
17,452	3.250	08/20/29	17,971
3,207	3.250	09/20/29	3,303
13,816	3.125	10/20/29	14,249
19,878	3.125	11/20/29	20,512
3,753	3.125	12/20/29	3,872
5,480	4.000	01/20/30	5,650
2,340	4.000	02/20/30	2,413
16,370	4.000	03/20/30	16,878
16,361	3.875	04/20/30	16,914
43,463	3.875	05/20/30	44,930
4,615	3.875	06/20/30	4,769
38,951	3.250	07/20/30	40,266
7,828	3.250	09/20/30	8,092
12,075	3.125	10/20/30	12,468

			566,630

FHLMC – 12.5%
54,357	5.000	10/01/33	60,779
2,947	5.000	07/01/35	3,274
1,928	4.500	08/01/35	2,100
4,850	4.500	09/01/35	5,281
4,274	4.500	10/01/35	4,653
68,252	5.000	12/01/35	76,075
1,978	5.000	02/01/37	2,215
27,638	4.500	01/01/38	30,097
1,149	4.500	06/01/38	1,251
44,609	4.500	09/01/38	48,851
200	4.500	01/01/39	220
25,298	4.500	02/01/39	27,837
10,348	4.500	03/01/39	11,400
2,083	4.500	04/01/39	2,295
74,672	4.500	05/01/39	82,262
169,707	5.000	05/01/39	187,241
217,812	4.500	06/01/39	239,952
2,797	4.500	07/01/39	3,081
310,889	5.000	07/01/39	345,172
5,137	4.500	08/01/39	5,659
11,050	4.500	09/01/39	12,173

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
2,744	4.500	10/01/39	3,023
1,831	4.500	11/01/39	2,018
6,855	4.500	12/01/39	7,552
7,510	4.500	01/01/40	8,273
5,110	4.500	04/01/40	5,626
8,305	4.500	05/01/40	9,144
18,445	4.000	06/01/40	20,048
11,295	4.500	06/01/40	12,436
7,905	4.500	07/01/40	8,704
1,973	4.500	08/01/40	2,172
10,354	5.000	08/01/40	11,393
12,090	5.000	10/01/40	13,356
163,092	4.000	02/01/41	177,373
46,496	4.500	02/01/41	51,243
8,114	4.500	03/01/41	8,943
22,321	4.500	04/01/41	24,604
18,412	4.500	05/01/41	20,295
37,534	4.500	06/01/41	41,370
2,338	5.000	06/01/41	2,579
90,833	4.500	08/01/41	100,116
95,911	4.500	09/01/41	105,598
64,846	4.000	10/01/41	71,258
12,099	4.000	11/01/41	13,148
6,117	4.500	12/01/41	6,743
676,699	4.000	03/01/42	732,542
72,724	4.500	03/01/42	80,161
36,706	3.000	05/01/42	38,933
382,850	3.500	06/01/42	411,923
831,497	4.500	06/01/42	912,405
112,746	3.000	08/01/42	119,530
118,901	3.500	08/01/42	127,649
42,420	3.000	10/01/42	44,961
275,664	3.500	10/01/42	295,945
605,316	3.000	11/01/42	641,926
188,735	3.500	11/01/42	202,621
1,048,661	3.000	12/01/42	1,112,087
1,841,241	3.000	01/01/43	1,952,546
178,592	3.000	02/01/43	189,250
2,465,912	3.500	08/01/43	2,634,210
1,074,250	4.000	08/01/43	1,168,546
623,281	4.000	01/01/44	677,991
664,842	3.500	02/01/44	710,284
531,425	3.500	06/01/44	569,506
15,125	4.000	11/01/44	16,596
71,511	3.500	02/01/45	77,129
113,320	3.500	03/01/45	122,259
20,294	3.500	08/01/45	21,653
30,606	3.500	09/01/45	32,656
55,226	3.500	11/01/45	58,924
3,858,165	3.500	03/01/46	4,131,649
613,835	3.500	05/01/46	654,953
816,980	3.500	06/01/46	870,928
303,847	3.500	07/01/46	323,911
45,901	3.500	10/01/46	48,889
66,309	3.500	12/01/46	70,522
13,087,687	3.000	05/01/47	13,838,355

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$471,187	3.500%	12/01/47		$504,510
3,956,612	3.000	01/01/48		4,175,758
3,682,770	4.000	06/01/48		3,959,115
3,320,092	4.000	07/01/48		3,569,223
762,418	3.500	09/01/48		807,563
5,575,285	3.500	12/01/48		5,901,041

				53,687,533

FNMA – 6.4%
2,620	7.000	08/01/31		3,027
118,547	3.500	07/01/42		127,232
119,441	3.500	08/01/42		128,190
99,109	3.500	09/01/42		106,369
11,627	3.500	10/01/42		12,479
22,491	3.500	11/01/42		24,138
11,750	3.500	01/01/43		12,611
265,712	3.500	02/01/43		285,176
27,870	3.500	05/01/43		29,911
1,099,129	3.500	07/01/43		1,179,642
569,224	3.500	01/01/44		610,920
20,764	3.500	12/01/44		22,305
440,822	4.000	03/01/45		478,984
214,021	4.000	04/01/45		232,415
2,408,254	4.500	06/01/51		2,661,128
4,282,333	4.000	05/01/56		4,715,950
4,843,271	4.000	07/01/56		5,340,473
2,749,028	3.500	08/01/56		2,979,606
4,418,959	3.500	10/01/56		4,796,508
3,538,967	4.000	02/01/57		3,897,312

				27,644,376

GNMA – 45.6%
289	5.500	07/15/20		290
3,757	6.000	04/15/26		3,993
183	6.500	01/15/32		200
940	6.500	02/15/32		1,068
300,286	5.500	04/15/33		342,907
4,788	5.000	11/15/33		5,252
826	6.500	08/15/34		966
583	6.500	02/15/36		676
1,547	6.500	03/15/36		1,795
3,135	6.500	04/15/36		3,609
10,938	6.500	05/15/36		12,687
5,647	6.500	06/15/36		6,549
29,433	6.500	07/15/36		34,172
33,008	6.500	08/15/36		38,341
58,094	6.500	09/15/36		67,766
23,257	6.500	10/15/36		27,027
35,133	6.500	11/15/36		41,208
16,434	6.500	12/15/36		19,104
9,996	6.500	01/15/37		11,606
1,661	6.500	03/15/37		1,926
4,198	6.500	04/15/37		4,880
2,221	6.500	05/15/37		2,570
2,592	6.500	08/15/37		3,005
9,696	6.500	09/15/37		11,235
10,477	6.500	10/15/37		12,415

Mortgage-Backed Obligations – (continued)
GNMA – (continued)
4,325	6.500	11/15/37		4,980
2,278	6.500	05/15/38		2,660
2,226	6.500	02/15/39		2,579
310,227	5.000	01/20/40		340,741
322,077	4.500	05/15/40		358,462
127,401	5.000	07/15/40		135,633
164,667	3.500	09/15/42		178,983
322,035	3.500	02/15/45		347,656
77,148	4.000	05/20/45		83,418
61,010	4.000	07/20/45		65,911
113,510	4.000	10/20/45		122,451
344,484	4.000	01/20/46		371,620
1,275,280	4.500	03/20/46		1,381,115
3,657,816	3.000	06/20/46		3,913,183
958,939	3.500	10/20/46		1,018,986
5,922,332	4.500	02/20/47		6,314,443
696,467	4.500	03/20/47		748,826
4,023,566	4.500	05/20/47		4,317,244
6,125,367	4.000	06/20/47		6,550,455
689,409	4.500	06/20/47		739,728
210,100	4.500	07/20/47		225,435
2,088,887	4.500	08/20/47		2,241,353
3,932,092	3.500	01/20/48		4,175,154
9,330,021	4.500	08/20/48		9,959,262
1,325,396	5.000	08/20/48		1,417,246
4,457,247	4.500	09/20/48		4,756,463
1,648,292	5.000	09/20/48		1,762,005
3,739,585	5.000	10/20/48		3,996,112
8,317,262	5.000	11/20/48		8,879,358
3,893,849	4.500	12/20/48		4,143,075
4,586,776	5.000	12/20/48		4,884,933
9,377,887	4.500	01/20/49		9,976,655
8,732,384	5.000	01/20/49		9,291,152
4,418,477	4.000	02/20/49		4,707,850
2,824,232	4.500	03/20/49		3,000,584
6,199,075	5.000	03/20/49		6,585,571
5,616,170	4.000	04/20/49		5,980,911
3,633,189	4.000	05/20/49		3,866,023
1,374,229	5.000	05/20/49		1,458,405
5,247,770	5.000	06/20/49		5,577,514
17,000,000	2.500	TBA-30yr	(f)	17,772,793
24,000,000	3.000	TBA-30yr	(f)	25,384,003
2,000,000	4.500	TBA-30yr	(f)	2,120,593
4,000,000	4.000	TBA-30yr	(f)	4,250,757
4,000,000	5.000	TBA-30yr	(f)	4,239,323
17,000,000	3.500	TBA-30yr	(f)	17,933,371

				196,240,222

UMBS – 26.1%
405	5.500	01/01/21		408
1,820	7.000	09/01/21		1,864
10,942	7.000	06/01/22		11,363
4,646	7.000	07/01/22		4,855
513	4.500	04/01/23		530
220,567	4.500	07/01/36		243,031
21,491	4.500	12/01/36		23,680

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
UMBS – (continued)
$209,098	4.500%	02/01/39	$230,259
4,307	4.500	03/01/39	4,727
5,846	4.500	05/01/39	6,416
4,423	4.500	07/01/39	4,854
4,182	4.000	08/01/39	4,544
10,440	4.500	09/01/39	11,497
14,747	4.500	10/01/39	16,239
36,154	4.500	02/01/40	39,680
5,651	4.500	03/01/40	6,223
84,389	4.500	04/01/40	92,877
29,949	4.500	06/01/40	32,860
5,790	4.500	09/01/40	6,352
6,889	4.500	12/01/40	7,582
83,744	4.500	01/01/41	92,167
24,203	4.500	04/01/41	26,668
40,588	4.500	06/01/41	44,722
34,852	4.500	07/01/41	38,401
160,326	4.500	08/01/41	175,764
156,714	4.500	09/01/41	172,676
143,961	3.500	10/01/41	154,281
119,919	4.500	10/01/41	132,132
37,706	3.500	11/01/41	40,409
109,295	4.500	11/01/41	120,426
76,919	4.500	12/01/41	84,753
137,489	3.500	01/01/42	147,302
70,415	4.500	01/01/42	77,586
15,749	3.500	02/01/42	16,873
588,932	4.000	03/01/42	637,383
6,796	4.500	03/01/42	7,471
105,293	4.000	04/01/42	113,955
20,624	4.500	04/01/42	22,672
13,589	3.500	05/01/42	14,551
49,755	3.500	06/01/42	53,306
91,029	3.000	09/01/42	96,429
36,538	3.500	09/01/42	39,146
214,771	3.500	10/01/42	230,099
513,423	3.000	12/01/42	544,187
97,748	3.500	12/01/42	104,725
107,819	3.000	01/01/43	114,620
38,343	3.000	02/01/43	40,762
308,172	3.500	02/01/43	330,139
1,056,043	3.000	03/01/43	1,122,654
1,326,567	3.500	03/01/43	1,418,768
1,151,185	3.000	04/01/43	1,223,795
1,469,424	3.500	04/01/43	1,569,260
465,046	2.500	05/01/43	488,767
1,416,676	3.000	05/01/43	1,506,033
228,670	3.500	05/01/43	244,205
49,619	3.000	06/01/43	52,748
872,847	3.500	06/01/43	933,692
422,064	3.000	07/01/43	448,686
3,340,881	3.500	07/01/43	3,570,036
1,654,762	3.500	08/01/43	1,767,343
48,765	3.500	09/01/43	52,245
108,298	3.500	01/01/44	116,027
49,907	3.500	08/01/44	53,221

Mortgage-Backed Obligations – (continued)
UMBS – (continued)
97,807	3.500	09/01/44	104,747
132,470	3.500	10/01/44	143,209
53,437	5.000	12/01/44	58,458
37,584	3.500	01/01/45	40,525
498,416	4.000	02/01/45	543,004
144,243	3.500	03/01/45	155,249
99,065	3.500	04/01/45	105,733
919,582	3.500	05/01/45	994,126
2,521,276	4.500	06/01/45	2,742,957
141,149	3.500	07/01/45	150,650
23,493	3.500	11/01/45	25,059
568,666	4.000	11/01/45	611,278
441,835	3.500	01/01/46	471,577
776,832	3.500	03/01/46	839,253
375,272	4.000	03/01/46	402,817
110,911	3.500	04/01/46	119,867
746,080	3.500	05/01/46	796,068
253,820	4.000	06/01/46	272,125
629,352	4.500	06/01/46	679,112
671,284	3.000	07/01/46	706,391
684,788	4.000	07/01/46	734,175
387,113	3.000	08/01/46	407,358
865,603	4.000	08/01/46	928,029
1,350,012	3.000	09/01/46	1,420,616
474,801	3.000	10/01/46	499,672
412,113	4.000	10/01/46	441,834
3,050,493	3.000	11/01/46	3,210,030
7,369,027	3.000	12/01/46	7,754,421
2,997,635	3.000	01/01/47	3,154,408
132,533	3.000	02/01/47	139,464
2,592,828	4.000	02/01/47	2,779,795
1,691,150	4.500	02/01/47	1,839,843
504,772	3.000	04/01/47	531,236
1,948,557	3.500	06/01/47	2,066,503
2,490,205	3.000	07/01/47	2,620,440
422,440	4.500	11/01/47	456,764
3,961,776	4.000	02/01/48	4,279,984
824,570	4.500	05/01/48	898,785
1,853,762	3.500	06/01/48	1,966,015
4,421,760	4.000	06/01/48	4,718,688
3,351,973	3.000	07/01/48	3,527,277
1,592,374	3.500	08/01/48	1,684,596
1,607,387	3.500	09/01/48	1,700,478
672,519	4.000	09/01/48	717,463
1,396,412	4.500	10/01/48	1,501,410
4,254,512	3.500	11/01/48	4,512,141
3,817,922	5.000	11/01/48	4,174,749
4,953,713	4.000	01/01/49	5,359,333
6,323,275	3.500	02/01/49	6,689,486
2,588,510	5.000	02/01/49	2,896,765
1,569,249	4.000	05/01/49	1,674,121
1,759,102	3.500	07/01/49	1,882,419
1,100,365	3.500	08/01/49	1,177,873
2,935,532	3.000	10/01/49	3,088,265
1,735,477	5.000	10/01/49	1,872,122

			112,259,689

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

March 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
UMBS, 30 Year, Single Family(f) – 29.6%
$60,000,000	2.500%	TBA-30yr	$62,195,550
13,000,000	4.000	TBA-30yr	13,876,587
23,000,000	5.000	TBA-30yr	24,822,117
14,000,000	3.000	TBA-30yr	14,681,187
11,000,000	3.500	TBA-30yr	11,634,532

			127,209,973

TOTAL FEDERAL AGENCIES			$518,098,604

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $541,900,533)			$557,196,001

Asset-Backed Securities – 10.5%
Collateralized Loan Obligations(b)(e) – 4.2%
Arbor Realty Commercial Real Estate Notes Ltd. Series 2018-FL1, Class A (1M USD LIBOR + 1.150%)
$1,300,000	1.855%	06/15/28	$1,190,403
Battalion CLO Ltd. Series 2018-12A, Class A1 (3M USD LIBOR + 1.070%)
800,000	2.762	05/17/31	749,918
Cedar Funding V CLO Ltd. Series 2016-5A, Class A1R (3M USD LIBOR + 1.100%)
4,510,000	2.936	07/17/31	4,177,121
Cutwater Ltd. Series 2014-1A, Class A1AR (3M USD LIBOR + 1.250%)
618,469	3.081	07/15/26	598,839
Elmwood CLO IV Ltd. Series 2020-1A, Class A (3M USD LIBOR + 1.240%)
3,100,000	0.000	04/15/33	2,882,997
Madison Park Funding XII Ltd. Series 2014-12A, Class AR (3M USD LIBOR + 1.260%)
545,551	3.079	07/20/26	539,925
Magnetite XVI Ltd. Series 2015-16A, Class AR (3M USD LIBOR + 0.800%)
1,500,000	2.619	01/18/28	1,440,080
Nassau Ltd. Series 2019-IA, Class ANA (3M USD LIBOR + 1.510%)
1,000,000	3.341	04/15/31	906,623
OCP CLO Ltd. Series 2014-5A, Class A1R (3M USD LIBOR + 1.080%)
1,600,000	2.874	04/26/31	1,487,934
Ready Capital Mortgage Financing LLC Series 2018-FL2, Class A (1M USD LIBOR + 0.850%)
84,640	1.797	06/25/35	84,268
Sound Point CLO XVIII Ltd. Series 2017-4A, Class A2A (3M USD LIBOR + 1.400%)
850,000	3.219	01/21/31	726,311
Sound Point CLO XVIII Ltd. Series 2017-4A, Class B (3M USD LIBOR + 1.800%)
550,000	3.619	01/21/31	446,131
Thacher Park CLO Ltd. Series 2014-1A, Class AR (3M USD LIBOR + 1.160%)
1,080,352	2.979	10/20/26	1,066,746
York CLO 1 Ltd. Series 2014-1A, Class ARR (3M USD LIBOR + 1.120%)
2,100,000	2.922	10/22/29	1,993,083

			18,290,379

Asset-Backed Securities – (continued)
Credit Card – 0.5%
Citibank Credit Card Issuance Trust Series 2018-A7, Class A7
1,750,000	3.960	10/13/30	1,989,237

Student Loan(b) – 5.8%
Academic Loan Funding Trust Series 2013-1A, Class A(e) (1M USD LIBOR + 0.800%)
3,336,606	1.747	12/26/44	3,041,183
Brazos Education Loan Authority, Inc. Series 2012-1, Class A1 (1M USD LIBOR + 0.700%)
294,528	1.647	12/26/35	271,941
ECMC Group Student Loan Trust Series 2017-1A, Class A(e) (1M USD LIBOR + 1.200%)
2,638,386	2.147	12/27/66	2,336,722
ECMC Group Student Loan Trust Series 2018-1A, Class A(e) (1M USD LIBOR + 0.750%)
3,426,007	1.697	02/27/68	3,084,942
ECMC Group Student Loan Trust Series 2018-2A, Class A(e) (1M USD LIBOR + 0.800%)
1,843,808	1.747	09/25/68	1,719,927
Education Loan Asset-Backed Trust I Series 2013-1, Class A1(e) (1M USD LIBOR + 0.800%)
159,793	1.747	06/25/26	149,030
Goal Capital Funding Trust Series 2010-1, Class A(e) (3M USD LIBOR + 0.700%)
1,179,255	2.379	08/25/48	1,105,659
Higher Education Funding I Series 2014-1, Class A(e) (3M USD LIBOR + 1.050%)
1,346,034	2.729	05/25/34	1,278,247
Illinois Student Assistance Commission Series 2010-1, Class A3 (3M USD LIBOR + 0.900%)
818,468	2.694	07/25/45	769,838
Panhandle-Plains Higher Education Authority, Inc. Series 2011-2, Class A3 (3M USD LIBOR + 0.850%)
1,100,000	2.759	07/01/32	1,042,161
PHEAA Student Loan Trust Series 2011-1A, Class A1(e) (3M USD LIBOR + 1.100%)
1,583,750	2.316	06/25/38	1,501,970
PHEAA Student Loan Trust Series 2014-3A, Class A(e) (1M USD LIBOR + 0.590%)
3,569,062	1.537	08/25/40	3,364,861
PHEAA Student Loan Trust Series 2016-1A, Class A(e) (1M USD LIBOR + 1.150%)
833,733	2.097	09/25/65	782,654
PHEAA Student Loan Trust Series 2016-2A, Class A(e) (1M USD LIBOR + 0.950%)
953,372	1.897	11/25/65	905,122
South Carolina Student Loan Corp. Series 2010-1, Class A3 (3M USD LIBOR + 1.050%)
1,850,000	2.844	10/27/36	1,768,337
Utah State Board of Regents Series 2016-1, Class A (1M USD LIBOR + 0.750%)
1,786,311	1.697	09/25/56	1,728,826

			24,851,420

TOTAL ASSET-BACKED SECURITIES
(Cost $48,063,063)			$45,131,036

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Debt Obligation(b)(c) – 0.2%
New Hampshire – 0.2%
New Hampshire Higher Education Loan Corp. Series 2011-1, Class A3 (3M USD LIBOR + 0.000%)
$993,730	2.644%	10/25/37	$937,919
(Cost $985,832)

Shares	Dividend Rate	Value

Investment Company(g) – 3.9%
Goldman Sachs Financial Square Government Fund – Institutional Shares
16,960,588	0.333%	$16,960,588
(Cost $16,960,588)

TOTAL INVESTMENTS – 144.1%
(Cost $607,910,016)		$620,225,544

LIABILITIES IN EXCESS OF OTHER ASSETS – (44.1)%		(189,779,967)

NET ASSETS – 100.0%		$430,445,577

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2020.

(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(d)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2020.

(e)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(f)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $198,910,813 which represents approximately 46.2% of the Fund’s net assets as of March 31, 2020.

(g)	Represents an affiliated issuer.

Currency Abbreviations:
USD	—U.S. Dollar

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
COF	—Cost of Funds Index
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
MTA	—Monthly Treasury Average
REMIC	—Real Estate Mortgage Investment Conduit
SOFR	—Secured Overnight Funding Rate
STRIPS	—Separate Trading of Registered Interest and Principal of Securities

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACT — At March 31, 2020, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value

UMBS, 30 Year, Single Family (Proceeds Receivable: $(1,046,172))	4.500%	TBA-30yr	04/15/20	$(1,000,000)	$(1,075,323)

(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

March 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At March 31, 2020, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
1 Month SOFR	44	07/31/20	$18,323,799	$183,221
10 Year U.S. Treasury Notes	3	06/19/20	416,062	(240)

Total				$182,981
Short position contracts:
Eurodollars	(1)	06/15/20	(248,687)	(4,455)
Ultra Long U.S. Treasury Bonds	(3)	06/19/20	(665,625)	(19,832)
Ultra 10 Year U.S. Treasury Notes	(16)	06/19/20	(2,496,500)	(7,030)
30 day Federal Funds	(44)	07/31/20	(18,323,799)	(183,849)
2 Year U.S. Treasury Notes	(181)	06/30/20	(39,889,289)	(381,908)
5 Year U.S. Treasury Notes	(99)	06/30/20	(12,410,578)	(89,536)
20 Year U.S. Treasury Bonds	(15)	06/19/20	(2,685,938)	18,256

Total				$(668,354)

TOTAL FUTURES CONTRACTS				$(485,373)

SWAP CONTRACTS — At March 31, 2020, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACT

Payments Made by the Fund(a)	Payments Received by Fund(a)	Termination Date	Notional Amount (000s)(b)	Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

1M LIBOR + 0.090%	3M LIBOR	07/25/24	$9,700	$(10,071)	$157	$(10,228)

(a)	Payment made quarterly.
(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2020.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/ Index	Financing Rate Received by the Fund(a)	Credit Spread at March 31, 2020(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
Markit CMBX Series 10	3.000%	8.266%	JPMorgan Securities, Inc.	11/17/59	$2,450	$(643,303)	$(7,395)	$(635,908)
Markit CMBX Series 11	3.250	8.599	JPMorgan Securities, Inc.	11/18/54	2,400	(730,345)	(33,082)	(697,263)
Markit CMBX Series 9	3.000	8.626	JPMorgan Securities, Inc.	09/17/58	2,450	(597,375)	(11,389)	(585,986)

TOTAL						$(1,971,023)	$(51,866)	$(1,919,157)

(a)	Payments made monthly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS — At March 31, 2020, the Fund had the following written options:

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Written option contracts
Calls
1M IRS	Deutsche Bank AG (London)	0.395%	09/30/2020	(3,000,000)	$(3,000,000)	$(31,962)	$(38,100)	$6,138
6M IRS	Deutsche Bank AG (London)	0.395	09/30/2020	(3,000,000)	(3,000,000)	(33,741)	(31,200)	(2,541)
				(6,000,000)	$(6,000,000)	$(65,703)	$(69,300)	$3,597
Puts
3M IRS	JPMorgan Securities, Inc.	2.020	04/08/2020	(4,200,000)	(4,200,000)	—	(16,914)	16,914

Total written option contracts				(10,200,000)	$(10,200,000)	$(65,703)	$(86,214)	$20,511

Abbreviations:

1M IRS — 1 Month Interest Rate Swaptions

3M IRS — 3 Month Interest Rate Swaptions

6M IRS — 6 Month Interest Rate Swaptions

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities

March 31, 2020

	Emerging Markets Debt Fund	High Yield Fund	High Yield Floating Rate Fund

Assets:
Investments of unaffiliated issuers, at value (cost $1,309,363,213, $1,912,900,163 and $1,424,609,629, respectively.)	$1,011,087,863	$1,659,696,179	$1,171,484,745
Investments of affiliated issuers, at value (cost $70,293,308, $65,794,418 and $84,002,150, respectively.)	70,293,308	65,794,418	84,002,150
Investments in securities lending reinvestment vehicle — affiliated issuer, at value which equals cost	—	—	281,175
Cash	17,733,140	26,969,658	21,249,064
Foreign currencies, at value (cost $215,693, $40,931 and $58,913, respectively)	225,885	41,079	58,287
Unrealized gain on forward foreign currency exchange contracts	32,467,570	69,960	152,894
Unrealized gain on swap contracts	75,864	—	129,496
Variation margin on swaps contracts	98,055	—	—
Variation margin on futures contracts	—	1,337,752	3,763
Receivables:
Collateral on certain derivative contracts(a)	72,313,617	18,447,393	3,428,046
Interest and dividends	18,769,628	31,133,805	7,433,810
Due from broker — upfront payment	1,735,670	—	49,114
Fund shares sold	1,628,223	6,053,149	335,263
Investments sold	645,393	17,686,942	180,834,175
Collateral on Reverse Repurchase agreements	323,000	966,000	—
Upfront payments made on swap contracts	423,694	—	—
Reimbursement from investment adviser	53,804	47,324	—
Investments sold on an extended-settlement basis	—	1,725,491	—
Securities lending income	—	23,791	19,212
Other assets	63,589	85,497	123,061

Total assets	1,227,938,303	1,830,078,438	1,469,584,255

Liabilities:
Reverse Repurchase Agreement, at value	—	3,466,621	—
Unrealized loss on forward foreign currency exchange contracts	35,125,423	384,651	998,369
Unrealized loss on swap contracts	3,149,335	—	373,834
Variation margin on futures contracts	1,640,204	—	—
Variation margin on swaps contracts	—	2,645,386	347,731
Payables:
Investments purchased on an extended — settlement basis	14,420,000	3,088,050	—
Fund shares redeemed	10,391,822	13,790,106	21,564,448
Investments purchased	6,293,678	13,903,822	53,174,063
Management fees	884,147	1,170,897	738,186
Income distributions	315,772	307,541	32,489
Upfront payments received on swap contracts	303,276	—	—
Distribution and Service fees and Transfer Agency fees	73,427	99,168	41,022
Borrowings on credit facility	—	—	150,000,000
Payable upon return of securities loaned	—	—	281,175
Interest payable	—	—	171,993
Payable for Unfunded Loan Commitments	—	—	58,489
Accrued expenses	726,963	363,762	556,492

Total liabilities	73,324,047	39,220,004	228,338,291

Net Assets:

Paid-in capital	1,534,065,156	2,527,349,270	1,864,262,779
Total distributable earnings (loss)	(379,450,900)	(736,490,836)	(623,016,815)

NET ASSETS	$1,154,614,256	$1,790,858,434	$1,241,245,964

Net Assets:
Class A	$46,178,966	$120,002,539	$2,787,863
Class C	13,742,472	9,942,072	673,489
Institutional	825,481,086	250,926,071	79,977,455
Service	—	5,563,098	—
Investor	70,616,006	13,268,466	704,995
Class P	14,207,086	1,331,465,495	1,132,605,431
Class R	—	9,899,214	10,929
Class R6	184,388,640	49,791,479	24,485,802

Total Net Assets	$1,154,614,256	$1,790,858,434	$1,241,245,964

Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	4,457,920	21,934,432	353,291
Class C	1,327,309	1,815,938	85,332
Institutional	79,588,209	45,752,564	10,127,364
Service	—	1,017,994	—
Investor	6,806,255	2,420,967	89,133
Class P	1,370,483	242,794,950	143,267,307
Class R	—	1,810,865	1,385
Class R6	17,778,322	9,064,024	3,098,179

Net asset value, offering and redemption price per share:(b)
Class A	$10.36	$5.47	$7.89
Class C	10.35	5.47	7.89
Institutional	10.37	5.48	7.90
Service	—	5.46	—
Investor	10.38	5.48	7.91
Class P	10.37	5.48	7.91
Class R	—	5.47	7.89
Class R6	10.37	5.49	7.90

(a)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Swaps	Forwards
Emerging Markets Debt	$10,897,581	$48,586,036	$12,830,000
High Yield	5,112,058	13,335,335	—

High Yield Floating Rate	65,133	1,752,913	1,610,000

(b)	Maximum public offering price per share for Class A Shares of Emerging Markets Debt, High Yield, and High Yield Floating Rate, Funds is $10.85, $5.73 and $8.07, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities (continued)

March 31, 2020

	Investment Grade Credit Fund	Local Emerging Markets Debt Fund	U.S. Mortgages Fund

Assets:
Investments of unaffiliated issuers, at value (cost $455,898,666, $91,707,198 and $590,949,428, respectively.)	$448,557,198	$76,042,952	$603,264,956
Investments of affiliated issuers, at value (cost $24,456,240, $7,510,991 and $16,960,588, respectively.)	24,456,240	7,510,991	16,960,588
Cash	7,792,364	1,352,057	6,396,136
Foreign currencies, at value (cost $0, $734,976 and $0, respectively)	—	742,898	—
Unrealized gain on swap contracts	—	567,100	—
Unrealized gain on forward foreign currency exchange contracts	—	5,293,842	—
Variation margin on futures contracts	—	48,720	50,068
Variation margin on swaps contracts	—	210,521	115
Receivables:
Collateral on certain derivative contracts(a)	7,457,084	7,706,420	3,352,159
Interest	4,472,233	1,571,199	1,343,792
Fund shares sold	909,645	477	974,319
Reimbursement from investment adviser	46,508	23,757	29,712
Upfront payments made on swap contracts	—	147,938	—
Investments sold	—	518,058	73,348
Investments sold on an extended-settlement basis	—	—	95,976,445
Other assets	62,261	56,638	66,732
Total assets	493,753,533	101,793,568	728,488,370

Liabilities:
Forward sale contracts, at value (proceeds received $0, $0 and $1,046,172, respectively)	—	—	1,075,323
Unrealized loss on forward foreign currency exchange contracts	89,607	8,097,511	—
Unrealized loss on swap contracts	—	175,366	1,919,157
Variation margin on swaps contracts	457,295	—	—
Variation margin on futures contracts	315,053	—	—
Written option contracts, at value (premium received $0, $0 and $86,214, respectively)	—	—	65,703
Payables:
Collateral on certain derivative contracts(b)	—	760,000	2,490,000
Investments purchased on an extended — settlement basis	4,012,017	332,358	290,762,441
Investments purchased	3,879,945	847,346	256,679
Fund shares redeemed	599,121	174,852	881,123
Management fees	142,801	66,751	129,409
Income distributions	50,072	5,072	39,569
Distribution and Service fees and Transfer Agency fees	16,287	6,781	30,360
Upfront payments received on swap contracts	—	—	51,866
Due to broker — upfront payment	—	29,272	—
Due to Broker	—	83,888	1,533
Accrued expenses	203,882	373,172	339,630
Total liabilities	9,766,080	10,952,369	298,042,793

Net Assets:

Paid-in capital	490,200,777	263,966,668	433,314,391
Total distributable earnings (loss)	(6,213,324)	(173,125,469)	(2,868,814)

NET ASSETS	$483,987,453	$90,841,199	$430,445,577
Net Assets:
Class A	$9,832,314	$4,808,032	$30,384,043
Class C	—	2,526,245	—
Institutional	51,975,525	16,666,970	52,878,224
Separate Account Institutional	226,962,244	—	207,621,342
Investor	4,627,935	5,557,324	114,242,107
Class P	189,611,485	30,957,400	4,970,859
Class R6	977,950	30,325,228	20,349,002

Total Net Assets	$483,987,453	$90,841,199	$430,445,577

Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	1,097,284	964,672	2,879,419
Class C	—	507,625	—
Institutional	5,798,432	3,355,796	4,999,433
Separate Account Institutional	25,311,733	—	19,672,823
Investor	516,230	1,117,921	10,801,632
Class P	21,161,896	6,230,395	469,983
Class R6	109,095	6,104,120	1,923,315

Net asset value, offering and redemption price per share:(c)
Class A	$8.96	$4.98	$10.55
Class C	—	4.98	—
Institutional	8.96	4.97	10.58
Separate Account Institutional	8.97	—	10.55
Investor	8.96	4.97	10.58
Class P	8.96	4.97	10.58
Class R6	8.96	4.97	10.58

(a)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Swaps	Forwards	TBA
Investment Grade Credit	$840,569	$6,616,515	$—	$—
Local Emerging Markets Debt	114,270	2,532,150	5,060,000	—

U.S. Mortgages	451,828	2,620,331	—	280,000

(b)	Segregated for initial margin and/or collateral as follows:

Fund	Swaps	TBA
Local Emerging Markets Debt	$760,000	$—

U.S. Mortgages	—	2,490,000

(c)	Maximum public offering price per share for Class A Shares of Investment Grade Credit, Local Emerging Markets Debt, and U.S. Mortgages Funds is $9.31, $5.21 and $10.96, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Operations

For the Fiscal Year Ended March 31, 2020

	Emerging Markets Debt Fund	High Yield Fund	High Yield Floating Rate Fund
Investment income:

Interest (net of foreign withholding taxes of $ 7,268, $1,708 and $0, respectively)	$80,136,132	$139,280,803	$118,386,339

Dividends — affiliated issuers	431,117	1,263,661	729,208

Dividends — unaffiliated issuers	—	1,261,915	3,119,092

Securities lending income — affiliated issuer	—	33,673	103,812

Total investment income	80,567,249	141,840,052	122,338,451

Expenses:

Management fees	12,037,629	15,581,887	11,758,850

Transfer Agency fees(a)	730,031	906,018	638,903

Custody, accounting and administrative services	441,284	270,888	706,051

Distribution and Service fees(a)	331,878	580,771	18,717

Professional fees	163,071	137,677	373,931

Printing and mailing costs	136,817	116,765	77,729

Registration fees	136,463	208,631	263,072

Shareholder meeting expense	99,411	31,655	10,362

Prime Broker Fees	50,483	—	1,884

Trustee fees	20,445	21,950	21,045

Service Share fees — Service Plan	—	19,981	—

Service Share fees — Shareholder Administration Plan	—	19,981	—

Interest expense	—	—	171,933

Other	88,340	53,794	291,068

Total expenses	14,235,852	17,949,998	14,333,545

Less — expense reductions	(699,003)	(483,523)	(64,209)

Net expenses	13,536,849	17,466,475	14,269,336

NET INVESTMENT INCOME	67,030,400	124,373,577	108,069,115

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(27,273,465)	(89,355,344)	(99,590,107)

Investment — affiliated issuers	—	(812,304)	—

Purchased options	(105,004)	(72,681)	—

Futures contracts	50,205,015	12,973,204	(2,484,247)

Swap contracts	(15,613,193)	(15,296,939)	(2,095,189)

Forward foreign currency exchange contracts	5,947,305	600,637	4,040,700

Foreign currency transactions	(588,041)	10,590	142,486

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(236,786,250)	(221,182,853)	(178,830,100)

Investments — affiliated issuers	—	(19,964)	—

Purchased options	(64,106)	(44,474)	—

Futures contracts	11,631,320	9,717,326	62,215

Unfunded Loan Commitment	—	—	(15,803)

Swap contracts	(1,419,586)	(3,760,339)	(649,671)

Forward foreign currency exchange contracts	(5,621,009)	(314,691)	(1,482,525)

Foreign currency translation	3,395	(2,477)	58,254

Net realized and unrealized loss	(219,683,619)	(307,560,309)	(280,843,987)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(152,653,219)	$(183,186,732)	$(172,774,872)

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor	Class P	Class R	Class R6
Emerging Markets Debt	$144,767	$187,111	$—	$75,279	$24,324	$426,048	$—	$124,137	$4,647	$—	$75,596
High Yield	382,853	136,335	61,583	199,083	17,724	132,800	3,197	22,450	494,037	16,012	20,715
High Yield Floating Rate	8,680	9,938	99	4,513	1,292	44,024	—	1,813	577,053	25	10,183

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Operations (continued)

For the Fiscal Year Ended March 31, 2020

	Investment Grade Credit Fund	Local Emerging Markets Debt Fund	U.S. Mortgages Fund
Investment income:

Interest (net of foreign withholding taxes of $345, $53,840 and $0, respectively)	$18,105,672	$7,405,080	$11,593,355

Dividends — affiliated issuers	78,663	65,944	416,050

Total investment income	18,184,335	7,471,024	12,009,405

Expenses:

Management fees	1,723,338	1,099,280	1,581,887

Transfer Agency fees(a)	170,722	60,102	326,217

Custody, accounting and administrative services	136,618	273,373	229,608

Professional fees	109,775	144,977	139,161

Registration fees	105,901	102,361	104,668

Printing and mailing costs	44,613	36,458	56,527

Distribution and Service fees(a)	24,745	47,772	73,645

Trustee fees	18,932	18,244	18,826

Shareholder meeting expense	6,802	8,333	18,840

Prime Broker Fees	—	12,356	—

Other	21,534	17,902	13,389

Total expenses	2,362,980	1,821,158	2,562,768

Less — expense reductions	(425,849)	(503,607)	(252,277)

Net expenses	1,937,131	1,317,551	2,310,491

NET INVESTMENT INCOME	16,247,204	6,153,473	9,698,914

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	8,352,770	(8,917,329)	8,215,084

Purchased options	(47,057)	(11,504)	(44,897)

Futures contracts	7,769,083	(444,483)	1,989,378

Written options	26,098	—	(137,264)

Swap contracts	(1,611,742)	1,846,710	(666,128)

Non-deliverable bond forward contracts	—	22,934	—

Forward foreign currency exchange contracts	366,551	(1,330,256)	—

Foreign currency transactions	(1,749)	(237,408)	—

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(16,409,252)	(2,489,341)	9,323,524

Purchased options	(9,514)	(7,098)	(33,091)

Futures contracts	(365,659)	255,002	(1,059,855)

Non-deliverable bond forward contracts	—	(22,189)	—

Written options	—	—	43,515

Swap contracts	(2,835,141)	202,388	(1,946,115)

Forward foreign currency exchange contracts	(145,107)	(2,502,194)	—

Foreign currency translation	365	(94,087)	—

Net realized and unrealized gain (loss)	(4,910,354)	(13,728,855)	15,684,151

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$11,336,850	$(7,575,382)	$25,383,065

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service Fees		Transfer Agency Fees
Fund	Class A	Class C	Class A	Class C	Institutional	Separate Account Institutional	Investor	Class P	Class R
Investment Grade Credit	$24,745	$—	$12,867	$—	$19,324	$72,257	$5,115	$60,883	$277
Local Emerging Markets Debt	14,163	33,609	7,365	4,369	10,383	—	9,434	12,889	15,662
U.S. Mortgages	73,645	—	38,295	—	13,554	66,943	199,930	2,579	4,916

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Emerging Markets Debt Fund				High Yield Fund
	For the Fiscal Year Ended March 31, 2020		For the Fiscal Year Ended March 31, 2019		For the Fiscal Year Ended March 31, 2020		For the Fiscal Year Ended March 31, 2019
From operations:
Net investment income	$67,030,400		$109,488,459		$124,373,577		$135,370,058
Net realized gain (loss)	12,572,617		(97,682,596)		(91,952,837)		(30,346,717)
Net change in unrealized gain (loss)	(232,256,236)		(43,186,477)		(215,607,472)		22,861,660
Net increase (decrease) in net assets resulting from operations	(152,653,219)		(31,380,614)		(183,186,732)		127,885,001

Distributions to shareholders:
From distributable earnings:
Class A Shares	(1,263,789)		(3,251,779)		(8,334,031)		(9,137,033)
Class C Shares	(333,826)		(940,950)		(640,558)		(1,074,945)
Institutional Shares	(25,045,372)		(68,693,948)		(18,978,268)		(54,311,318)
Service Shares	—		—		(417,320)		(559,792)
Investor Shares	(2,211,575)		(5,704,684)		(982,424)		(1,227,007)
Class P Shares(a)	(365,229)		(652,733)		(94,416,365)		(64,282,628)
Class R Shares	—		—		(640,003)		(669,342)
Class R6 Shares	(5,941,679)		(17,083,867)		(3,954,079)		(5,644,007)
Return of capital:
Class A Shares	(1,111,999)		(281,102)		(102,002)		—
Class C Shares	(293,731)		(81,341)		(7,841)		—
Institutional Shares	(22,037,261)		(5,938,301)		(232,276)		—
Service Shares	—				(5,107)
Investor Shares	(1,945,950)		(493,146)		(12,024)		—
Class P Shares(a)	(321,363)		(56,426)		(1,155,570)		—
Class R Shares	—				(7,833)
Class R6 Shares	(5,228,046)		(1,476,828)		(48,394)		—
Total distributions to shareholders	(66,099,820)		(104,655,105)		(129,934,095)		(136,906,072)

From share transactions:
Proceeds from sales of shares	418,273,440		1,078,015,155		515,826,133		2,198,026,602
Reinvestment of distributions	61,592,841		95,153,618		125,559,176		129,653,823
Cost of shares redeemed	(727,835,920	)(b)	(2,010,668,188	)(b)	(783,479,661	)(c)	(3,068,907,774	)(c)
Net decrease in net assets resulting from share transactions	(247,969,639)		(837,499,415)		(142,094,352)		(741,227,349)
TOTAL DECREASE	(466,722,678)		(973,535,134)		(455,215,179)		(750,248,420)

Net assets:
Beginning of year	1,621,336,934		2,594,872,068		2,246,073,613		2,996,322,033
End of year	$1,154,614,256		$1,621,336,934		$1,790,858,434		$2,246,073,613

(a)	Class P Shares commenced operations on April 20, 2018.
(b)	Net of $45,883 and $53,625 of redemption fees for Emerging Markets Debt Fund for the fiscal year ended March 31, 2020 and the fiscal year ended March 31, 2019, respectively.
(c)	Net of $54,742 and $150,501 of redemption fees for the High Yield Fund for the fiscal year ended March 31, 2020 and the fiscal year ended March 31, 2019, respectively.

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	High Yield Floating Rate Fund		Investment Grade Credit Fund
	For the Fiscal Year Ended March 31, 2020	For the Fiscal Year Ended March 31, 2019	For the Fiscal Year Ended March 31, 2020	For the Fiscal Year Ended March 31, 2019
From operations:
Net investment income	$108,069,115	$179,497,100	$16,247,204	$13,794,679
Net realized gain (loss)	(99,986,357)	(94,651,201)	14,853,954	(2,507,915)
Net change in unrealized gain (loss)	(180,857,630)	(41,751,030)	(19,764,308)	10,231,003
Net increase (decrease) in net assets resulting from operations	(172,774,872)	43,094,869	11,336,850	21,517,767

Distributions to shareholders:
From distributable earnings:
Class A Shares	(169,688)	(198,718)	(420,113)	(271,279)
Class C Shares	(41,208)	(59,269)	—	—
Institutional Shares	(5,716,419)	(51,349,191)	(2,343,388)	(2,380,003)
Separate Account Institutional	—	—	(11,315,432)	(8,328,590)
Investor Shares	(72,087)	(173,791)	(181,765)	(145,640)
Class P Shares(a)	(100,901,335)	(122,306,692)	(9,369,285)	(2,907,036)
Class R Shares	(936)	(3,012)	—	–
Class R6 Shares	(1,774,242)	(5,832,268)	(44,221)	(5,356)
Total distributions to shareholders	(108,675,915)	(179,922,941)	(23,674,204)	(14,037,904)

From share transactions:
Proceeds from sales of shares	362,853,216	4,483,776,377	161,915,703	258,238,698
Reinvestment of distributions	107,988,395	176,798,534	22,621,942	13,107,711
Cost of shares redeemed	(1,285,710,520)	(6,315,994,378)	(165,854,670)	(213,136,398)
Net increase (decrease) in net assets resulting from share transactions	(814,868,909)	(1,655,419,467)	18,682,975	58,210,011
TOTAL INCREASE (DECREASE)	(1,096,319,696)	(1,792,247,539)	6,345,621	65,689,874

Net assets:
Beginning of year	2,337,565,660	4,129,813,199	477,641,832	411,951,958
End of year	$1,241,245,964	$2,337,565,660	$483,987,453	$477,641,832

(a)	Class P Shares commenced operations on April 20, 2018.

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	Local Emerging Markets Debt Fund				U.S. Mortgages Fund
	For the Fiscal Year Ended March 31, 2020		For the Fiscal Year Ended March 31, 2019		For the Fiscal Year Ended March 31, 2020	For the Fiscal Year Ended March 31, 2019
From operations:
Net investment income	$6,153,473		$16,559,215		$9,698,914	$12,763,801
Net realized gain (loss)	(9,071,336)		(43,520,843)		9,356,173	(2,395,804)
Net change in unrealized gain (loss)	(4,657,519)		(20,382,979)		6,327,978	7,548,226
Net increase (decrease) in net assets resulting from operations	(7,575,382)		(47,344,607)		25,383,065	17,916,223

Distributions to shareholders:
From distributable earnings:
Class A Shares	(35)		—		(802,424)	(1,009,234)
Class C Shares	(16)		—		—	—
Institutional Shares	(177)		—		(1,014,305)	(1,253,097)
Separate Account Institutional	—		—		(6,829,488)	(7,022,677)
Investor Shares	(48)		—		(4,596,122)	(4,678,056)
Class P Shares(a)	(291)		—		(265,754)	(206,554)
Class R6 Shares	(362)		—		(498,184)	(227,280)
Return of capital:
Class A Shares	(221,272)		(297,854)		(21,716)	—
Class C Shares	(107,814)		(231,191)		—	—
Institutional Shares	(1,101,239)		(6,123,840)		(27,448)	—
Separate Account Institutional	—				(184,820)
Investor Shares	(299,433)		(438,209)		(124,380)	—
Class P Shares(a)	(1,826,494)		(2,303,744)		(7,191)	—
Class R6 Shares	(2,268,381)		(5,408,241)		(13,482)	—
Total distributions to shareholders	(5,825,562)		(14,803,079)		(14,385,314)	(14,396,898)

From share transactions:
Proceeds from sales of shares	18,687,145		251,065,221		190,191,461	189,959,043
Reinvestment of distributions	5,707,127		14,423,675		13,518,689	13,289,593
Cost of shares redeemed	(113,751,122	)(b)	(337,480,402	)(b)	(241,007,411)	(236,651,245)
Net decrease in net assets resulting from share transactions	(89,356,850)		(71,991,506)		(37,297,261)	(33,402,609)
TOTAL DECREASE	(102,757,794)		(134,139,192)		(26,299,510)	(29,883,284)

Net assets:
Beginning of year	193,598,993		327,738,185		456,745,087	486,628,371
End of year	$90,841,199		$193,598,993		$430,445,577	$456,745,087

(a)	Class P Shares commenced operations on April 20, 2018.
(b)	Net of $30,109 and $5,621 of redemption fees for the Local Emerging Markets Debt Fund for the fiscal year ended March 31, 2020 and the fiscal year ended March 31, 2019, respectively.

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Debt Fund
	Class A Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$12.20	$12.67	$12.73	$12.25	$12.33

Net investment income(a)	0.51	0.58	0.56	0.60	0.61

Net realized and unrealized gain (loss)	(1.85)	(0.51)	(0.08)	0.46	(0.09)

Total from investment operations	(1.34)	0.07	0.48	1.06	0.52

Distributions to shareholders from net investment income	(0.26)	(0.50)	(0.54)	(0.58)	(0.60)

Distributions to shareholders from return of capital	(0.24)	(0.04)	—	—	—

Total distributions	(0.50)	(0.54)	(0.54)	(0.58)	(0.60)

Net asset value, end of year	$10.36	$12.20	$12.67	$12.73	$12.25

Total return(b)	(11.48)%	0.77%	3.75%	8.79%	4.43%

Net assets, end of year (in 000s)	$46,179	$61,408	$105,098	$103,548	$109,830

Ratio of net expenses to average net assets	1.19%	1.20%	1.20%	1.23%	1.23%

Ratio of total expenses to average net assets	1.26%	1.24%	1.23%	1.24%	1.27%

Ratio of net investment income to average net assets	4.17%	4.84%	4.32%	4.73%	5.02%

Portfolio turnover rate(c)	87%	80%	70%	89%	99%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Debt Fund
	Class C Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$12.19	$12.67	$12.72	$12.24	$12.33

Net investment income(a)	0.42	0.48	0.46	0.50	0.51

Net realized and unrealized gain (loss)	(1.85)	(0.51)	(0.07)	0.47	(0.09)

Total from investment operations	(1.43)	(0.03)	0.39	0.97	0.42

Distributions to shareholders from net investment income	(0.22)	(0.41)	(0.44)	(0.49)	(0.51)

Distributions to shareholders from return of capital	(0.19)	(0.04)	—	—	—

Total distributions	(0.41)	(0.45)	(0.44)	(0.49)	(0.51)

Net asset value, end of year	$10.35	$12.19	$12.67	$12.72	$12.24

Total return(b)	(12.07)%	(0.06)%	3.07%	7.98%	3.57%

Net assets, end of year (in 000s)	$13,742	$21,871	$34,848	$32,597	$27,645

Ratio of net expenses to average net assets	1.94%	1.95%	1.95%	1.98%	1.98%

Ratio of total expenses to average net assets	2.01%	1.99%	1.98%	1.99%	2.02%

Ratio of net investment income to average net assets	3.42%	4.08%	3.60%	3.94%	4.26%

Portfolio turnover rate(c)	87%	80%	70%	89%	99%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Debt Fund
	Institutional Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$12.21	$12.69	$12.74	$12.26	$12.35

Net investment income(a)	0.55	0.62	0.60	0.63	0.64

Net realized and unrealized gain (loss)	(1.85)	(0.52)	(0.07)	0.47	(0.08)

Total from investment operations	(1.30)	0.10	0.53	1.10	0.56

Distributions to shareholders from net investment income	(0.29)	(0.53)	(0.58)	(0.62)	(0.65)

Distributions to shareholders from return of capital	(0.25)	(0.05)	—	—	—

Total distributions	(0.54)	(0.58)	(0.58)	(0.62)	(0.65)

Net asset value, end of year	$10.37	$12.21	$12.69	$12.74	$12.26

Total return(b)	(11.10)%	1.04%	4.18%	9.15%	4.70%

Net assets, end of year (in 000s)	$825,481	$1,087,407	$1,984,662	$1,656,148	$895,309

Ratio of net expenses to average net assets	0.87%	0.86%	0.86%	0.89%	0.89%

Ratio of total expenses to average net assets	0.92%	0.90%	0.89%	0.90%	0.93%

Ratio of net investment income to average net assets	4.48%	5.18%	4.65%	4.95%	5.30%

Portfolio turnover rate(c)	87%	80%	70%	89%	99%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Debt Fund
	Investor Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$12.21	$12.69	$12.74	$12.26	$12.35

Net investment income(a)	0.54	0.61	0.58	0.61	0.64

Net realized and unrealized gain (loss)	(1.83)	(0.52)	(0.06)	0.48	(0.09)

Total from investment operations	(1.29)	0.09	0.52	1.09	0.55

Distributions to shareholders from net investment income	(0.29)	(0.52)	(0.57)	(0.61)	(0.64)

Distributions to shareholders from return of capital	(0.25)	(0.05)	—	—	—

Total distributions	(0.54)	(0.57)	(0.57)	(0.61)	(0.64)

Net asset value, end of year	$10.38	$12.21	$12.69	$12.74	$12.26

Total return(b)	(11.16)%	0.95%	4.09%	9.05%	4.60%

Net assets, end of year (in 000s)	$70,616	$103,473	$175,664	$85,556	$16,927

Ratio of net expenses to average net assets	0.94%	0.95%	0.95%	0.98%	0.98%

Ratio of total expenses to average net assets	1.01%	0.99%	0.98%	0.99%	1.02%

Ratio of net investment income to average net assets	4.42%	5.09%	4.51%	4.79%	5.26%

Portfolio turnover rate(c)	87%	80%	70%	89%	99%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Debt Fund
	Class P Shares
	Year Ended March 31, 2020	Period Ended March 31, 2019(a)
Per Share Data

Net asset value, beginning of period	$12.20	$12.59

Net investment income(b)	0.55	0.55

Net realized and unrealized loss	(1.84)	(0.40)

Total from investment operations	(1.29)	0.15

Distributions to shareholders from net investment income	(0.29)	(0.50)

Distributions to shareholders from return of capital	(0.25)	(0.04)

Total distributions	(0.54)	(0.54)

Net asset value, end of period	$10.37	$12.20

Total return(c)	(11.10)%	1.46%

Net assets, end of period (in 000s)	$14,207	$14,908

Ratio of net expenses to average net assets	0.86%	0.85	%(d)

Ratio of total expenses to average net assets	0.91%	0.91	%(d)

Ratio of net investment income to average net assets	4.49%	5.00	%(d)

Portfolio turnover rate(e)	87%	80%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Debt Fund
	Class R6 Shares
	Year Ended March 31,				Period Ended March 31, 2016(a)
	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$12.21	$12.69	$12.74	$12.26	$12.18

Net investment income(b)	0.55	0.60	0.60	0.60	0.46

Net realized and unrealized gain (loss)	(1.85)	(0.50)	(0.07)	0.51	0.06

Total from investment operations	(1.30)	0.10	0.53	1.11	0.52

Distributions to shareholders from net investment income	(0.28)	(0.53)	(0.58)	(0.63)	(0.44)

Distributions to shareholders from return of capital	(0.26)	(0.05)	—	—	—

Total distributions	(0.54)	(0.58)	(0.58)	(0.63)	(0.44)

Net asset value, end of period	$10.37	$12.21	$12.69	$12.74	$12.26

Total return(c)	(11.17)%	1.05%	4.20%	9.17%	4.41%

Net assets, end of period (in 000s)	$184,389	$332,270	$294,599	$28,593	$458

Ratio of net expenses to average net assets	0.86%	0.85%	0.84%	0.87%	0.87	%(d)

Ratio of total expenses to average net assets	0.91%	0.90%	0.89%	0.88%	0.92	%(d)

Ratio of net investment income to average net assets	4.50%	5.10%	4.67%	4.76%	5.84	%(d)

Portfolio turnover rate(e)	87%	80%	70%	89%	99%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Fund
	Class A Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$6.32	$6.34	$6.57	$6.02	$6.80

Net investment income(a)	0.33	0.33	0.33	0.34	0.35

Net realized and unrealized gain (loss)	(0.83)	(0.01)	(0.24)	0.55	(0.77)

Total from investment operations	(0.50)	0.32	0.09	0.89	(0.42)

Distributions to shareholders from net investment income	(0.35)	(0.34)	(0.32)	(0.34)	(0.34)

Distributions to shareholders from return of capital	— (b)	—	—	—	(0.02)

Total distributions	(0.35)	(0.34)	(0.32)	(0.34)	(0.36)

Net asset value, end of year	$5.47	$6.32	$6.34	$6.57	$6.02

Total return(c)	(8.50)%	5.20%	1.37%	15.06%	(6.33)%

Net assets, end of year (in 000s)	$120,003	$163,355	$179,807	$232,572	$340,534

Ratio of net expenses to average net assets	1.03%	1.04%	1.05%	1.07%	1.05%

Ratio of total expenses to average net assets	1.11%	1.11%	1.08%	1.07%	1.06%

Ratio of net investment income to average net assets	5.26%	5.31%	5.00%	5.34%	5.49%

Portfolio turnover rate(d)	80%	59%	69%	93%	46%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Fund
	Class C Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$6.32	$6.34	$6.57	$6.03	$6.81

Net investment income(a)	0.29	0.29	0.28	0.29	0.30

Net realized and unrealized gain (loss)	(0.84)	(0.02)	(0.23)	0.54	(0.77)

Total from investment operations	(0.55)	0.27	0.05	0.83	(0.47)

Distributions to shareholders from net investment income	(0.30)	(0.29)	(0.28)	(0.29)	(0.30)

Distributions to shareholders from return of capital	— (b)	—	—	—	(0.01)

Total distributions	(0.30)	(0.29)	(0.28)	(0.29)	(0.31)

Net asset value, end of year	$5.47	$6.32	$6.34	$6.57	$6.03

Total return(c)	(9.02)%	4.41%	0.64%	14.02%	(7.01)%

Net assets, end of year (in 000s)	$9,942	$15,532	$33,221	$46,396	$51,973

Ratio of net expenses to average net assets	1.78%	1.79%	1.80%	1.82%	1.80%

Ratio of total expenses to average net assets	1.86%	1.85%	1.83%	1.82%	1.81%

Ratio of net investment income to average net assets	4.52%	4.53%	4.26%	4.59%	4.76%

Portfolio turnover rate(d)	80%	59%	69%	93%	46%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Fund
	Institutional Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$6.33	$6.35	$6.58	$6.04	$6.82

Net investment income(a)	0.35	0.35	0.35	0.36	0.38

Net realized and unrealized gain (loss)	(0.83)	(0.01)	(0.23)	0.54	(0.78)

Total from investment operations	(0.48)	0.34	0.12	0.90	(0.40)

Distributions to shareholders from net investment income	(0.37)	(0.36)	(0.35)	(0.36)	(0.36)

Distributions to shareholders from return of capital	— (b)	—	—	—	(0.02)

Total distributions	(0.37)	(0.36)	(0.35)	(0.36)	(0.38)

Net asset value, end of year	$5.48	$6.33	$6.35	$6.58	$6.04

Total return(c)	(8.05)%	5.50%	1.72%	15.24%	(5.98)%

Net assets, end of year (in 000s)	$250,926	$338,503	$2,488,697	$3,410,302	$3,221,934

Ratio of net expenses to average net assets	0.75%	0.75%	0.73%	0.73%	0.71%

Ratio of total expenses to average net assets	0.77%	0.75%	0.74%	0.73%	0.72%

Ratio of net investment income to average net assets	5.55%	5.52%	5.32%	5.67%	5.84%

Portfolio turnover rate(d)	80%	59%	69%	93%	46%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Fund
	Service Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$6.31	$6.33	$6.56	$6.02	$6.79

Net investment income(a)	0.32	0.32	0.31	0.33	0.34

Net realized and unrealized gain (loss)	(0.84)	(0.02)	(0.23)	0.54	(0.76)

Total from investment operations	(0.52)	0.30	(0.08)	0.87	(0.42)

Distributions to shareholders from net investment income	(0.33)	(0.32)	(0.31)	(0.33)	(0.33)

Distributions to shareholders from return of capital	— (b)	—	—	—	(0.02)

Total distributions	(0.33)	(0.32)	(0.31)	(0.33)	(0.35)

Net asset value, end of year	$5.46	$6.31	$6.33	$6.56	$6.02

Total return(c)	(8.56)%	4.97%	1.20%	14.70%	(6.35)%

Net assets, end of year (in 000s)	$5,563	$10,858	$11,172	$12,089	$14,710

Ratio of net expenses to average net assets	1.25%	1.25%	1.23%	1.23%	1.21%

Ratio of total expenses to average net assets	1.27%	1.27%	1.24%	1.23%	1.22%

Ratio of net investment income to average net assets	5.05%	5.10%	4.81%	5.17%	5.35%

Portfolio turnover rate(d)	80%	59%	69%	93%	46%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Fund
	Investor Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$6.33	$6.35	$6.58	$6.03	$6.81

Net investment income(a)	0.35	0.35	0.34	0.36	0.37

Net realized and unrealized gain (loss)	(0.83)	(0.02)	(0.23)	0.55	(0.78)

Total from investment operations	(0.48)	0.33	0.11	0.91	(0.41)

Distributions to shareholders from net investment income	(0.37)	(0.35)	(0.34)	(0.36)	(0.35)

Distributions to shareholders from return of capital	— (b)	—	—	—	(0.02)

Total distributions	(0.37)	(0.35)	(0.34)	(0.36)	(0.37)

Net asset value, end of year	$5.48	$6.33	$6.35	$6.58	$6.03

Total return(c)	(8.25)%	5.46%	1.65%	15.33%	(6.08)%

Net assets, end of year (in 000s)	$13,268	$18,830	$25,259	$33,482	$9,302

Ratio of net expenses to average net assets	0.78%	0.79%	0.80%	0.82%	0.80%

Ratio of total expenses to average net assets	0.86%	0.86%	0.83%	0.82%	0.81%

Ratio of net investment income to average net assets	5.52%	5.56%	5.25%	5.64%	5.76%

Portfolio turnover rate(d)	80%	59%	69%	93%	46%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Yield Fund
	Class P Shares
	Year Ended March 31, 2020	Period Ended March 31, 2019(a)
Per Share Data

Net asset value, beginning of period	$6.33	$6.42

Net investment income(b)	0.35	0.33

Net realized and unrealized loss	(0.83)	(0.08)

Total from investment operations	(0.48)	0.25

Distributions to shareholders from net investment income	(0.37)	(0.34)

Distributions to shareholders from return of capital	— (c)	—

Total distributions	(0.37)	(0.34)

Net asset value, end of period	$5.48	$6.33

Total return(d)	(8.04)%	4.00%

Net assets, end of period (in 000s)	$1,331,465	$1,604,685

Ratio of net expenses to average net assets	0.74%	0.74	%(e)

Ratio of total expenses to average net assets	0.76%	0.77	%(e)

Ratio of net investment income to average net assets	5.55%	5.67	%(e)

Portfolio turnover rate(f)	80%	59%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

120	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Fund
	Class R Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$6.31	$6.33	$6.56	$6.02	$6.80

Net investment income(a)	0.32	0.32	0.31	0.32	0.34

Net realized and unrealized gain (loss)	(0.83)	(0.02)	(0.23)	0.54	(0.78)

Total from investment operations	(0.51)	0.30	0.08	0.86	(0.44)

Distributions to shareholders from net investment income	(0.33)	(0.32)	(0.31)	(0.32)	(0.33)

Distributions to shareholders from return of capital	— (b)	—	—	—	(0.01)

Total distributions	(0.33)	(0.32)	(0.31)	(0.32)	(0.34)

Net asset value, end of year	$5.47	$6.31	$6.33	$6.56	$6.02

Total return(c)	(8.58)%	4.93%	1.13%	14.60%	(6.57)%

Net assets, end of year (in 000s)	$9,899	$12,560	$14,068	$14,817	$15,296

Ratio of net expenses to average net assets	1.28%	1.29%	1.30%	1.32%	1.30%

Ratio of total expenses to average net assets	1.36%	1.36%	1.33%	1.32%	1.31%

Ratio of net investment income to average net assets	5.01%	5.06%	4.74%	5.08%	5.26%

Portfolio turnover rate(d)	80%	59%	69%	93%	46%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	121

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Yield Fund
	Class R6 Shares
	Year Ended March 31,				Period Ended March 31, 2016(a)
	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$6.34	$6.36	$6.59	$6.05	$6.65

Net investment income(b)	0.35	0.35	0.35	0.36	0.24

Net realized and unrealized gain (loss)	(0.83)	(0.01)	(0.23)	0.54	(0.59)

Total from investment operations	(0.48)	0.34	0.12	0.90	(0.35)

Distributions to shareholders from net investment income	(0.37)	(0.36)	(0.35)	(0.36)	(0.24)

Distributions to shareholders from return of capital	— (c)	—	—	—	(0.01)

Total distributions	(0.37)	(0.36)	(0.35)	(0.36)	(0.25)

Net asset value, end of period	$5.49	$6.34	$6.36	$6.59	$6.05

Total return(d)	(8.02)%	5.51%	1.74%	15.25%	(5.29)%

Net assets, end of period (in 000s)	$49,791	$81,751	$244,099	$202,273	$162,768

Ratio of net expenses to average net assets	0.74%	0.74%	0.71%	0.71%	0.70	%(e)

Ratio of total expenses to average net assets	0.76%	0.75%	0.71%	0.71%	0.71	%(e)

Ratio of net investment income to average net assets	5.55%	5.58%	5.33%	5.69%	6.02	%(e)

Portfolio turnover rate(f)	80%	59%	69%	93%	46%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

122	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Floating Rate Fund
	Class A Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$9.36	$9.65	$9.72	$9.46	$9.92

Net investment income(a)	0.45	0.44	0.37	0.37	0.37

Net realized and unrealized gain (loss)	(1.47)	(0.29)	(0.07)	0.26	(0.46)

Total from investment operations	(1.02)	0.15	0.30	0.63	(0.09)

Distributions to shareholders from net investment income	(0.45)	(0.44)	(0.37)	(0.36)	(0.37)

Distributions to shareholders from return of capital	—	—	— (b)	(0.01)	—

Total distributions	(0.45)	(0.44)	(0.37)	(0.37)	(0.37)

Net asset value, end of year	$7.89	$9.36	$9.65	$9.72	$9.46

Total return(c)	(11.44)%	1.57%	3.00%	6.87%	(0.89)%

Net assets, end of year (in 000s)	$2,788	$3,802	$4,259	$7,030	$6,668

Ratio of net expenses to average net assets	1.04%	0.97%	0.94%	0.95%	0.95%

Ratio of total expenses to average net assets	1.04%	0.97%	0.96%	0.96%	0.96%

Ratio of net investment income to average net assets	4.86%	4.57%	3.83%	3.83%	3.80%

Portfolio turnover rate(d)	39%	69%	44%	55%	42%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	123

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Floating Rate Fund
	Class C Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$9.36	$9.65	$9.72	$9.46	$9.92

Net investment income(a)	0.38	0.36	0.30	0.30	0.30

Net realized and unrealized gain (loss)	(1.47)	(0.28)	(0.08)	0.26	(0.46)

Total from investment operations	(1.09)	0.08	0.22	0.56	(0.16)

Distributions to shareholders from net investment income	(0.38)	(0.37)	(0.29)	(0.29)	(0.30)

Distributions to shareholders from return of capital	—	—	— (b)	(0.01)	—

Total distributions	(0.38)	(0.37)	(0.29)	(0.30)	(0.30)

Net asset value, end of year	$7.89	$9.36	$9.65	$9.72	$9.46

Total return(c)	(12.10)%	0.81%	2.23%	6.07%	(1.63)%

Net assets, end of year (in 000s)	$673	$1,126	$2,443	$2,610	$1,760

Ratio of net expenses to average net assets	1.79%	1.71%	1.69%	1.70%	1.70%

Ratio of total expenses to average net assets	1.79%	1.72%	1.71%	1.71%	1.72%

Ratio of net investment income to average net assets	4.12%	3.74%	3.06%	3.06%	3.09%

Portfolio turnover rate(d)	39%	69%	44%	55%	42%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

124	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Floating Rate Fund
	Institutional Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$9.36	$9.66	$9.73	$9.47	$9.93

Net investment income(a)	0.48	0.43	0.40	0.40	0.40

Net realized and unrealized gain (loss)	(1.45)	(0.26)	(0.07)	0.27	(0.46)

Total from investment operations	(0.97)	0.17	0.33	0.67	(0.06)

Distributions to shareholders from net investment income	(0.49)	(0.47)	(0.39)	(0.40)	(0.40)

Distributions to shareholders from return of capital	—	—	(0.01)	(0.01)	—

Total distributions	(0.49)	(0.47)	(0.40)	(0.41)	(0.40)

Net asset value, end of year	$7.90	$9.36	$9.66	$9.73	$9.47

Total return(b)	(11.03)%	1.81%	3.45%	7.12%	(0.55)%

Net assets, end of year (in 000s)	$79,977	$89,465	$3,906,449	$3,896,724	$3,217,752

Ratio of net expenses to average net assets	0.70%	0.61%	0.60%	0.61%	0.61%

Ratio of total expenses to average net assets	0.70%	0.62%	0.62%	0.62%	0.63%

Ratio of net investment income to average net assets	5.16%	4.51%	4.16%	4.16%	4.17%

Portfolio turnover rate(c)	39%	69%	44%	55%	42%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	125

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Floating Rate Fund
	Investor Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$9.38	$9.67	$9.73	$9.48	$9.94

Net investment income(a)	0.48	0.45	0.40	0.39	0.39

Net realized and unrealized gain (loss)	(1.47)	(0.28)	(0.07)	0.26	(0.45)

Total from investment operations	(0.99)	0.17	0.33	0.65	(0.06)

Distributions to shareholders from net investment income	(0.48)	(0.46)	(0.39)	(0.39)	(0.40)

Distributions to shareholders from return of capital	—	—	— (b)	(0.01)	—

Total distributions	(0.48)	(0.46)	(0.39)	(0.40)	(0.40)

Net asset value, end of year	$7.91	$9.38	$9.67	$9.73	$9.48

Total return(c)	(11.18)%	1.83%	3.36%	7.02%	(0.64)%

Net assets, end of year (in 000s)	$705	$1,431	$5,599	$4,125	$1,237

Ratio of net expenses to average net assets	0.78%	0.71%	0.69%	0.70%	0.70%

Ratio of total expenses to average net assets	0.78%	0.72%	0.70%	0.71%	0.72%

Ratio of net investment income to average net assets	5.14%	4.69%	4.07%	4.00%	4.10%

Portfolio turnover rate(d)	39%	69%	44%	55%	42%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

126	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Yield Floating Rate Fund
	Class P Shares
	Year Ended March 31, 2020	Period Ended March 31, 2019(a)
Per Share Data

Net asset value, beginning of period	$9.37	$9.69

Net investment income(b)	0.49	0.45

Net realized and unrealized loss	(1.46)	(0.33)

Total from investment operations	(0.97)	0.12

Distributions to shareholders from net investment income	(0.49)	(0.44)

Net asset value, end of period	$7.91	$9.37

Total return(c)	(11.11)%	1.32%

Net assets, end of period (in 000s)	$1,132,605	$2,215,089

Ratio of net expenses to average net assets	0.69%	0.62	%(d)

Ratio of total expenses to average net assets	0.69%	0.63	%(d)

Ratio of net investment income to average net assets	5.22%	5.04	%(d)

Portfolio turnover rate(e)	39%	69%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	127

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Floating Rate Fund
	Class R Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$9.36	$9.65	$9.73	$9.46	$9.92

Net investment income(a)	0.44	0.42	0.34	0.35	0.35

Net realized and unrealized gain (loss)	(1.48)	(0.30)	(0.08)	0.27	(0.46)

Total from investment operations	(1.04)	0.12	0.26	0.62	(0.11)

Distributions to shareholders from net investment income	(0.43)	(0.41)	(0.34)	(0.34)	(0.35)

Distributions to shareholders from return of capital	—	—	— (b)	(0.01)	—

Total distributions	(0.43)	(0.41)	(0.34)	(0.35)	(0.35)

Net asset value, end of year	$7.89	$9.36	$9.65	$9.73	$9.46

Total return(c)	(11.64)%	1.31%	2.74%	6.61%	(1.13)%

Net assets, end of year (in 000s)	$11	$100	$79	$12	$11

Ratio of net expenses to average net assets	1.27%	1.22%	1.19%	1.19%	1.19%

Ratio of total expenses to average net assets	1.27%	1.23%	1.21%	1.20%	1.20%

Ratio of net investment income to average net assets	4.75%	4.40%	3.54%	3.59%	3.60%

Portfolio turnover rate(d)	39%	69%	44%	55%	42%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

128	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Yield Floating Rate Fund
	Class R6 Shares
	Year Ended March 31,		Period Ended March 31, 2018(a)
	2020	2019
Per Share Data

Net asset value, beginning of period	$9.37	$9.67	$9.69

Net investment income(b)	0.49	0.45	0.13

Net realized and unrealized gain (loss)	(1.47)	(0.28)	(0.02)

Total from investment operations	(0.98)	0.17	0.11

Distributions to shareholders from net investment income	(0.49)	(0.47)	(0.13)

Distributions to shareholders from return of capital	—	—	(0.00	)(c)

Total distributions	(0.49)	(0.47)	(0.13)

Net asset value, end of period	$7.90	$9.37	$9.67

Total return(d)	(11.11)%	1.82%	1.17%

Net assets, end of period (in 000s)	$24,486	$26,552	$210,985

Ratio of net expenses to average net assets	0.69%	0.60%	0.58	%(e)

Ratio of total expenses to average net assets	0.69%	0.61%	0.59	%(e)

Ratio of net investment income to average net assets	5.20%	4.69%	4.12	%(e)

Portfolio turnover rate(f)	39%	69%	44%

(a)	Commenced operations on November 30, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	129

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Investment Grade Credit Fund
	Class A Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$9.16	$9.01	$9.06	$9.08	$9.47

Net investment income (loss)(a)	0.27	0.28	0.26	0.27	0.30

Net realized and unrealized gain (loss)	(0.06)	0.16	(0.05)	(0.02)	(0.36)

Total from investment operations	0.21	0.44	0.21	0.25	(0.06)

Distributions to shareholders from net investment income	(0.29)	(0.29)	(0.26)	(0.27)	(0.29)

Distributions to shareholders from net realized gains	(0.12)	—	—	—	(0.04)

Total distributions	(0.41)	(0.29)	(0.26)	(0.27)	(0.33)

Net asset value, end of year	$8.96	$9.16	$9.01	$9.06	$9.08

Total return(b)	1.98%	5.14%	2.34%	2.75%	(0.53)%

Net assets, end of year (in 000s)	$9,832	$7,895	$10,198	$32,514	$28,037

Ratio of net expenses to average net assets	0.72%	0.72%	0.72%	0.72%	0.72%

Ratio of total expenses to average net assets	0.81%	0.84%	0.84%	0.87%	0.86%

Ratio of net investment income to average net assets	2.86%	3.19%	2.85%	2.93%	3.28%

Portfolio turnover rate(c)	76%	82%	82%	63%	79%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

130	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Investment Grade Credit Fund
	Institutional Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$9.17	$9.01	$9.06	$9.08	$9.48

Net investment income(a)	0.30	0.31	0.29	0.30	0.33

Net realized and unrealized gain (loss)	(0.07)	0.17	(0.04)	(0.02)	(0.37)

Total from investment operations	0.23	0.48	0.25	0.28	(0.04)

Distributions to shareholders from net investment income	(0.32)	(0.32)	(0.30)	(0.30)	(0.32)

Distributions to shareholders from net realized gains	(0.12)	—	—	—	(0.04)

Total distributions	(0.44)	(0.32)	(0.30)	(0.30)	(0.36)

Net asset value, end of year	$8.96	$9.17	$9.01	$9.06	$9.08

Total return(b)	2.44%	5.50%	2.69%	3.10%	(0.29)%

Net assets, end of year (in 000s)	$51,976	$40,548	$163,229	$142,218	$156,202

Ratio of net expenses to average net assets	0.38%	0.38%	0.38%	0.38%	0.38%

Ratio of total expenses to average net assets	0.47%	0.48%	0.48%	0.53%	0.52%

Ratio of net investment income to average net assets	3.19%	3.49%	3.18%	3.28%	3.62%

Portfolio turnover rate(c)	76%	82%	82%	63%	79%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	131

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Investment Grade Credit Fund
	Separate Account Institutional Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$9.17	$9.02	$9.07	$9.09	$9.48

Net investment income(a)	0.31	0.31	0.29	0.30	0.33

Net realized and unrealized gain (loss)	(0.07)	0.16	(0.04)	(0.02)	(0.36)

Total from investment operations	0.24	0.47	0.25	0.28	(0.03)

Distributions to shareholders from net investment income	(0.32)	(0.32)	(0.30)	(0.30)	(0.32)

Distributions to shareholders from net realized gains	(0.12)	—	—	—	(0.04)

Total distributions	(0.44)	(0.32)	(0.30)	(0.30)	(0.36)

Net asset value, end of year	$8.97	$9.17	$9.02	$9.07	$9.09

Total return(b)	2.45%	5.39%	2.69%	3.10%	(0.18)%

Net assets, end of year (in 000s)	$226,962	$228,692	$233,908	$249,971	$239,713

Ratio of net expenses to average net assets	0.37%	0.37%	0.38%	0.38%	0.38%

Ratio of total expenses to average net assets	0.46%	0.49%	0.48%	0.53%	0.52%

Ratio of net investment income to average net assets	3.21%	3.55%	3.19%	3.28%	3.62%

Portfolio turnover rate(c)	76%	82%	82%	63%	79%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

132	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Investment Grade Credit Fund
	Investor Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$9.17	$9.02	$9.07	$9.09	$9.48

Net investment income(a)	0.30	0.31	0.28	0.29	0.32

Net realized and unrealized gain (loss)	(0.07)	0.15	(0.04)	(0.02)	(0.35)

Total from investment operations	0.23	0.46	0.24	0.27	(0.03)

Distributions to shareholders from net investment income	(0.32)	(0.31)	(0.29)	(0.29)	(0.32)

Distributions to shareholders from net realized gains	(0.12)	—	—	—	(0.04)

Total distributions	(0.44)	(0.31)	(0.29)	(0.29)	(0.36)

Net asset value, end of year	$8.96	$9.17	$9.02	$9.07	$9.09

Total return(b)	2.35%	5.28%	2.60%	3.01%	(0.27)%

Net assets, end of year (in 000s)	$4,628	$3,164	$4,600	$4,062	$1,080

Ratio of net expenses to average net assets	0.47%	0.47%	0.47%	0.47%	0.47%

Ratio of total expenses to average net assets	0.56%	0.58%	0.57%	0.61%	0.61%

Ratio of net investment income to average net assets	3.10%	3.45%	3.10%	3.18%	3.53%

Portfolio turnover rate(c)	76%	82%	82%	63%	79%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	133

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Investment Grade Credit Fund
	Class P Shares
	Year Ended March 31, 2020	Period Ended March 31, 2019(a)
Per Share Data

Net asset value, beginning of period	$9.16	$8.93

Net investment income(b)	0.31	0.30

Net realized and unrealized gain (loss)	(0.07)	0.23

Total from investment operations	0.24	0.53

Distributions to shareholders from net investment income	(0.32)	(0.30)

Distributions to shareholders from net realized gains	(0.12)	—

Total distributions	(0.44)	(0.30)

Net asset value, end of period	$8.96	$9.16

Total return(c)	2.45%	6.12%

Net assets, end of period (in 000s)	$189,611	$196,668

Ratio of net expenses to average net assets	0.37%	0.37	%(d)

Ratio of total expenses to average net assets	0.46%	0.51	%(d)

Ratio of net investment income to average net assets	3.22%	3.57	%(d)

Portfolio turnover rate(e)	76%	82%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full period are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

134	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Investment Grade Credit Fund
	Class R6 Shares
	Year Ended March 31,				Period Ended March 31, 2016(a)
	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$9.17	$9.02	$9.07	$9.08	$9.13

Net investment income(b)	0.31	0.33	0.29	0.30	0.22

Net realized and unrealized gain (loss)	(0.08)	0.14	(0.04)	(0.01)	(0.02)

Total from investment operations	0.23	0.47	0.25	0.29	0.20

Distributions to shareholders from net investment income	(0.32)	(0.32)	(0.30)	(0.30)	(0.21)

Distributions to shareholders from net realized gains	(0.12)	—	—	—	(0.04)

Total distributions	(0.44)	(0.32)	(0.30)	(0.30)	(0.25)

Net asset value, end of period	$8.96	$9.17	$9.02	$9.07	$9.08

Total return(c)	2.45%	5.39%	2.70%	3.23%	2.28%

Net assets, end of period (in 000s)	$978	$675	$17	$12	$10

Ratio of net expenses to average net assets	0.37%	0.37%	0.37%	0.38%	0.38	%(d)

Ratio of total expenses to average net assets	0.46%	0.54%	0.46%	0.51%	0.53	%(d)

Ratio of net investment income to average net assets	3.20%	3.63%	3.20%	3.28%	3.61	%(d)

Portfolio turnover rate(e)	76%	82%	82%	63%	79%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full period are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	135

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Local Emerging Markets Debt Fund
	Class A Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$5.76	$6.89	$6.38	$6.36	$6.96

Net investment income(a)	0.24	0.34	0.36	0.33	0.34

Net realized and unrealized gain (loss)	(0.79)	(1.17)	0.52	0.04	(0.60)

Total from investment operations	(0.55)	(0.83)	0.88	0.37	(0.26)

Distributions to shareholders from net investment income	— (b)	—	—	—	—

Distributions to shareholders from return of capital	(0.23)	(0.30)	(0.37)	(0.35)	(0.34)

Total distributions	(0.23)	(0.30)	(0.37)	(0.35)	(0.34)

Net asset value, end of year	$4.98	$5.76	$6.89	$6.38	$6.36

Total return(c)	(10.05)%	(12.08)%	13.93%	6.21%	(3.54)%

Net assets, end of year (in 000s)	$4,808	$5,465	$8,880	$11,295	$140,623

Ratio of net expenses to average net assets	1.23%	1.21%	1.22%	1.24%	1.25%

Ratio of total expenses to average net assets	1.63%	1.53%	1.44%	1.48%	1.40%

Ratio of net investment income to average net assets	4.13%	5.75%	5.47%	5.17%	5.31%

Portfolio turnover rate(d)	84%	117%	112%	111%	100%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

136	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Local Emerging Markets Debt Fund
	Class C Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$5.75	$6.88	$6.38	$6.37	$6.98

Net investment income(a)	0.20	0.29	0.32	0.27	0.29

Net realized and unrealized gain (loss)	(0.78)	(1.17)	0.50	0.04	(0.61)

Total from investment operations	(0.58)	(0.88)	0.82	0.31	(0.32)

Distributions to shareholders from net investment income	— (b)	—	—	—	—

Distributions to shareholders from return of capital	(0.19)	(0.25)	(0.32)	(0.30)	(0.29)

Total distributions	(0.19)	(0.25)	(0.32)	(0.30)	(0.29)

Net asset value, end of year	$4.98	$5.75	$6.88	$6.38	$6.37

Total return(c)	(10.74)%	(12.76)%	13.10%	5.08%	(4.38)%

Net assets, end of year (in 000s)	$2,526	$4,457	$7,115	$6,202	$6,574

Ratio of net expenses to average net assets	1.98%	1.96%	1.96%	1.98%	2.00%

Ratio of total expenses to average net assets	2.38%	2.27%	2.18%	2.21%	2.15%

Ratio of net investment income to average net assets	3.44%	4.99%	4.77%	4.27%	4.58%

Portfolio turnover rate(d)	84%	117%	112%	111%	100%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	137

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Local Emerging Markets Debt Fund
	Institutional Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$5.74	$6.87	$6.37	$6.36	$6.97

Net investment income(a)	0.26	0.38	0.38	0.34	0.37

Net realized and unrealized gain (loss)	(0.78)	(1.20)	0.50	0.04	(0.62)

Total from investment operations	(0.52)	(0.82)	0.88	0.38	(0.25)

Distributions to shareholders from net investment income	— (b)	—	—	—	—

Distributions to shareholders from return of capital	(0.25)	(0.31)	(0.38)	(0.37)	(0.36)

Total distributions	(0.25)	(0.31)	(0.38)	(0.37)	(0.36)

Net asset value, end of year	$4.97	$5.74	$6.87	$6.37	$6.36

Total return(c)	(9.82)%	(11.86)%	14.29%	6.20%	(3.35)%

Net assets, end of year (in 000s)	$16,667	$32,419	$245,127	$332,212	$403,203

Ratio of net expenses to average net assets	0.93%	0.91%	0.92%	0.91%	0.91%

Ratio of total expenses to average net assets	1.29%	1.10%	1.10%	1.12%	1.06%

Ratio of net investment income to average net assets	4.48%	6.33%	5.80%	5.35%	5.67%

Portfolio turnover rate(d)	84%	117%	112%	111%	100%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

138	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Local Emerging Markets Debt Fund
	Investor Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$5.74	$6.87	$6.37	$6.35	$6.96

Net investment income(a)	0.26	0.35	0.38	0.33	0.34

Net realized and unrealized gain (loss)	(0.79)	(1.17)	0.50	0.06	(0.59)

Total from investment operations	(0.53)	(0.82)	0.88	0.39	(0.25)

Distributions to shareholders from net investment income	— (b)	—	—	—	—

Distributions to shareholders from return of capital	(0.24)	(0.31)	(0.38)	(0.37)	(0.36)

Total distributions	(0.24)	(0.31)	(0.38)	(0.37)	(0.36)

Net asset value, end of year	$4.97	$5.74	$6.87	$6.37	$6.35

Total return(c)	(9.69)%	(11.91)%	14.24%	6.30%	(3.45)%

Net assets, end of year (in 000s)	$5,557	$6,057	$10,263	$5,489	$9,741

Ratio of net expenses to average net assets	0.98%	0.96%	0.97%	0.98%	0.99%

Ratio of total expenses to average net assets	1.38%	1.25%	1.16%	1.21%	1.14%

Ratio of net investment income to average net assets	4.35%	6.03%	5.78%	5.28%	5.55%

Portfolio turnover rate(d)	84%	117%	112%	111%	100%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	139

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Local Emerging Markets Debt Fund
	Class P Shares
	Year Ended March 31, 2020	Period Ended March 31, 2019(a)
Per Share Data

Net asset value, beginning of period	$5.74	$6.75

Net investment income(b)	0.26	0.31

Net realized and unrealized loss	(0.78)	(1.03)

Total from investment operations	(0.52)	(0.72)

Distributions to shareholders from net investment income	— (c)	—

Distributions to shareholders from return of capital	(0.25)	(0.29)

Total distributions	(0.25)	(0.29)

Net asset value, end of period	$4.97	$5.74

Total return(d)	(9.82)%	(10.66)%

Net assets, end of period (in 000s)	$30,957	$52,263

Ratio of net expenses to average net assets	0.92%	0.90	%(e)

Ratio of total expenses to average net assets	1.28%	1.24	%(e)

Ratio of net investment income to average net assets	4.48%	5.75	%(e)

Portfolio turnover rate(f)	84%	117%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Rounds to less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

140	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Local Emerging Markets Debt Fund
	Class R6 Shares
	Year Ended March 31,		Period Ended March 31, 2018(a)
	2020	2019
Per Share Data

Net asset value, beginning of period	$5.74	$6.87	$6.48

Net investment income(b)	0.27	0.34	0.14

Net realized and unrealized gain (loss)	(0.79)	(1.16)	0.37

Total from investment operations	(0.52)	(0.82)	0.51

Distributions to shareholders from net investment income	— (c)	—	—

Distributions to shareholders from return of capital	(0.25)	(0.31)	(0.12)

Total distributions	(0.25)	(0.31)	(0.12)

Net asset value, end of period	$4.97	$5.74	$6.87

Total return(d)	(9.82)%	(11.86)%	7.88%

Net assets, end of period (in 000s)	$30,325	$92,937	$56,354

Ratio of net expenses to average net assets	0.91%	0.90%	0.90	%(e)

Ratio of total expenses to average net assets	1.28%	1.18%	0.87	%(e)

Ratio of net investment income to average net assets	4.60%	5.91%	6.04	%(e)

Portfolio turnover rate(f)	84%	117%	112%

(a)	Commenced operations on November 30, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Rounds to less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	141

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Mortgages Fund
	Class A Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$10.29	$10.21	$10.45	$10.68	$10.74

Net investment income (loss)(a)	0.19	0.24	0.15	0.12	0.17

Net realized and unrealized gain (loss)	0.36	0.12	(0.16)	(0.11)	0.03

Total from investment operations	0.55	0.36	(0.01)	0.01	0.20

Distributions to shareholders from net investment income	(0.28)	(0.28)	(0.23)	(0.24)	(0.26)

Distributions to shareholders from return of capital	(0.01)	—	0.00 (b)	—	— (b)

Total distributions	(0.29)	(0.28)	(0.23)	(0.24)	(0.26)

Net asset value, end of year	$10.55	$10.29	$10.21	$10.45	$10.68

Total return(c)	5.41%	3.60%	(0.10)%	0.10%	1.89%

Net assets, end of year (in 000s)	$30,384	$31,394	$24,967	$47,235	$36,465

Ratio of net expenses to average net assets	0.79%	0.78%	0.77%	0.77%	0.75%

Ratio of total expenses to average net assets	0.85%	0.86%	0.87%	0.93%	0.96%

Ratio of net investment income to average net assets	1.82%	2.37%	1.40%	1.10%	1.58%

Portfolio turnover rate(d)	1,233%	963%	1,149%	863%	956%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

142	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Mortgages Fund
	Institutional Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$10.32	$10.23	$10.47	$10.71	$10.77

Net investment income(a)	0.21	0.27	0.19	0.15	0.20

Net realized and unrealized gain (loss)	0.38	0.14	(0.16)	(0.11)	0.04

Total from investment operations	0.59	0.41	0.03	0.04	0.24

Distributions to shareholders from net investment income	(0.32)	(0.32)	(0.27)	(0.28)	(0.30)

Distributions to shareholders from return of capital	(0.01)	—	— (b)	—	— (b)

Total distributions	(0.33)	(0.32)	(0.27)	(0.28)	(0.30)

Net asset value, end of year	$10.58	$10.32	$10.23	$10.47	$10.71

Total return(c)	5.75%	4.05%	0.24%	0.35%	2.23%

Net assets, end of year (in 000s)	$52,878	$34,027	$80,298	$63,035	$60,513

Ratio of net expenses to average net assets	0.45%	0.44%	0.43%	0.43%	0.41%

Ratio of total expenses to average net assets	0.51%	0.51%	0.52%	0.59%	0.62%

Ratio of net investment income to average net assets	1.98%	2.68%	1.78%	1.45%	1.89%

Portfolio turnover rate(d)	1,233%	963%	1,149%	863%	956%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	143

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Mortgages Fund
	Separate Account Institutional Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$10.30	$10.21	$10.45	$10.69	$10.75

Net investment income(a)	0.22	0.28	0.18	0.15	0.20

Net realized and unrealized gain (loss)	0.36	0.13	(0.15)	(0.11)	0.04

Total from investment operations	0.58	0.41	0.03	0.04	0.24

Distributions to shareholders from net investment income	(0.32)	(0.32)	(0.27)	(0.28)	(0.30)

Distributions to shareholders from return of capital	(0.01)	—	— (b)	—	— (b)

Total distributions	(0.33)	(0.32)	(0.27)	(0.28)	(0.30)

Net asset value, end of year	$10.55	$10.30	$10.21	$10.45	$10.69

Total return(c)	5.67%	4.07%	0.24%	0.35%	2.23%

Net assets, end of year (in 000s)	$207,621	$215,647	$221,303	$217,648	$210,773

Ratio of net expenses to average net assets	0.44%	0.44%	0.43%	0.43%	0.41%

Ratio of total expenses to average net assets	0.49%	0.51%	0.52%	0.59%	0.62%

Ratio of net investment income to average net assets	2.13%	2.77%	1.77%	1.45%	1.91%

Portfolio turnover rate(d)	1,233%	963%	1,149%	863%	956%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

144	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Mortgages Fund
	Investor Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$10.32	$10.23	$10.47	$10.71	$10.77

Net investment income(a)	0.22	0.27	0.18	0.13	0.17

Net realized and unrealized gain (loss)	0.36	0.13	(0.16)	(0.10)	0.06

Total from investment operations	0.58	0.40	0.02	0.03	0.23

Distributions to shareholders from net investment income	(0.31)	(0.31)	(0.26)	(0.27)	(0.29)

Distributions to shareholders from return of capital	(0.01)	—	— (b)	—	— (b)

Total distributions	(0.32)	(0.31)	(0.26)	(0.27)	(0.29)

Net asset value, end of year	$10.58	$10.32	$10.23	$10.47	$10.71

Total return(c)	5.66%	3.96%	0.15%	0.25%	2.14%

Net assets, end of year (in 000s)	$114,242	$152,715	$154,957	$143,018	$6,582

Ratio of net expenses to average net assets	0.54%	0.54%	0.52%	0.50%	0.51%

Ratio of total expenses to average net assets	0.59%	0.61%	0.61%	0.62%	0.71%

Ratio of net investment income to average net assets	2.09%	2.67%	1.68%	1.26%	1.63%

Portfolio turnover rate(d)	1,233%	963%	1,149%	863%	956%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	145

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Mortgages Fund
	Class P Shares
	Year Ended March 31, 2020	Period Ended March 31, 2019(a)
Per Share Data

Net asset value, beginning of period	$10.32	$10.16

Net investment income(b)	0.23	0.28

Net realized and unrealized gain	0.36	0.18

Total from investment operations	0.59	0.46

Distributions to shareholders from net investment income	(0.32)	(0.30)

Distributions to shareholders from return of capital	(0.01)

Total distributions	(0.33)	(0.30)

Net asset value, end of period	$10.58	$10.32

Total return(c)	5.77%	4.57%

Net assets, end of period (in 000s)	$4,971	$8,575

Ratio of net expenses to average net assets	0.44%	0.44	%(d)

Ratio of total expenses to average net assets	0.49%	0.52	%(d)

Ratio of net investment income to average net assets	2.17%	2.89	%(d)

Portfolio turnover rate(e)	1,233%	963%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full period are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

146	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Mortgages Fund
	Class R6 Shares
	Year Ended March 31,				Period Ended March 31, 2016(a)
	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of	$10.32	$10.23	$10.48	$10.71	$10.67

Net investment income(b)	0.22	0.29	0.19	0.19	0.13

Net realized and unrealized gain (loss)	0.37	0.12	(0.17)	(0.14)	0.11

Total from investment operations	0.59	0.41	0.02	0.05	0.24

Distributions to shareholders from net investment income	(0.32)	(0.32)	(0.27)	(0.28)	(0.20)

Distributions to shareholders from return of capital	(0.01)	—	— (c)	—	—	(c)

Total distributions	(0.33)	(0.32)	(0.27)	(0.28)	(0.20)

Net asset value, end of period	$10.58	$10.32	$10.23	$10.48	$10.71

Total return(d)	5.77%	4.06%	0.16%	0.46%	2.24%

Net assets, end of period (in 000s)	$20,349	$14,387	$5,104	$2,606	$10

Ratio of net expenses to average net assets	0.44%	0.44%	0.42%	0.41%	0.44	%(e)

Ratio of total expenses to average net assets	0.50%	0.52%	0.51%	0.53%	0.64	%(e)

Ratio of net investment income to average net assets	2.11%	2.88%	1.80%	1.79%	1.77	%(e)

Portfolio turnover rate(f)	1,233%	963%	1,149%	863%	956%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full period are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	147

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements

March 31, 2020

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Local Emerging Markets Debt	A, C, Institutional, Investor, P and R6	Non-diversified
High Yield	A, C, Institutional, Service, Investor, P, R and R6	Diversified
Emerging Markets Debt, High Yield Floating Rate	A, C, Institutional, Investor, P, R and R6	Diversified
Investment Grade Credit, U.S. Mortgages	A, Institutional, Investor, Separate Account Institutional, P and R6	Diversified

Class A Shares of the Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds are sold with a front-end sales charge of up to 4.50%, 4.50%, 2.25%, 3.75%, 4.50% and 3.75%, respectively. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Separate Account Institutional, Investor, Class P, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall

148

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/ deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Redemption Fees — Prior to March 16, 2020, a 2% redemption fee was imposed for the redemption of shares (including by exchange) held for 60 calendar days or less with respect to the High Yield Fund and 30 calendar days or less with respect to the Emerging Markets Debt and Local Emerging Markets Debt Funds. For this purpose, the Funds used a first-in first-out method so that shares held longest would be treated as being redeemed first and shares held shortest would be treated as being redeemed last. Redemption fees were reimbursed to a Fund and were reflected as a reduction in share redemptions. Redemption fees were credited to Paid-in Capital and were allocated to each share class of a Fund on a pro-rata basis. Effective March 16, 2020 such redemption fees are no longer imposed.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Emerging Markets Debt	Daily/Monthly	Annually
High Yield	Daily/Monthly	Annually
High Yield Floating Rate	Daily/Monthly	Annually
Investment Grade Credit	Daily/Monthly	Annually
Local Emerging Markets Debt	Daily/Monthly	Annually
U.S. Mortgages	Daily/Monthly	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency

149

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities may be valued at the closing bid price for long positions and at the closing ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Private Investments — Private investments may include, but are not limited to, investments in private equity or debt instruments. The investment manager estimates the fair value of private investments based upon various factors, including, but not limited to, transactions in similar instruments, completed or pending third-party transactions in underlying investments or

150

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

comparable entities, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure, offerings in equity or debt capital markets, and changes in current and projected financial ratios or cash flows.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

The High Yield and High Yield Floating Rate Funds may also enter into certain credit arrangements, all or a portion of which may be unfunded. Unfunded loan commitments represent the remaining obligation of a Fund to the borrower. A Fund is obligated to fund these commitments at the borrower’s discretion. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit of a loan. All loans and unfunded loan commitments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower. Loans, including unfunded loan commitments, are marked to market daily using pricing vendor quotations and the change in value, if any, is recorded as an unrealized gain or loss.

ii.  Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

iii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

151

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iv.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

v.  Structured Notes — The values of structured notes are based on the price movements of a reference security or index. Upon termination, a Fund will receive a payment from the issuer based on the value of the referenced instrument (notional amount multiplied by price of the referenced instrument) and record a realized gain or loss. Structured notes that are exchange traded are generally classified as Level 1 of the fair value hierarchy.

vi.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

vii.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on other investments. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and

152

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.   Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts or credit default swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an

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March 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A total return swap is an agreement that gives a Fund the right to receive or pay the appreciation or depreciation, as applicable, in the value of a specified security, an index, a basket of securities or indices or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

Secured Borrowings — Secured borrowings are valued at their contractual amounts, which approximate fair value, and are generally classified as Level 2 of the fair value hierarchy.

i.  Reverse Repurchase Agreements — Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase the securities at a mutually agreed upon date and net price (including interest), under the terms of a Master Repurchase Agreement (“MRA”). The gross value of reverse repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

When a Fund enters into a reverse repurchase agreement, it is required to deliver securities as collateral to the counterparty that exceed the value of the reverse repurchase agreement. During the term of a reverse repurchase agreement, the value of the underlying securities pledged as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the reverse repurchase agreement, including accrued interest. If the value of those securities pledged as collateral, including accrued interest, becomes less than the value of the reverse repurchase agreement, including accrued interest, a Fund will be obligated to deliver additional collateral to the buyer. If the buyer defaults on its commitment to sell back the securities, a Fund could suffer a loss to the extent that the amount borrowed is less than the replacement cost of similar securities and the Fund’s costs associated with delay and enforcement of the reverse repurchase agreement. In addition, in the event of default or insolvency of the buyer, a court could determine that the Fund’s interest in the amount borrowed is not enforceable, resulting in additional losses to a Fund.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs for valuation of Level 3 Assets and Liabilities.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of March 31, 2020:

EMERGING MARKETS DEBT

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Sovereign Debt Obligations	$—	$723,232,800	$—

Corporate Obligations	—	287,855,063	—

Investment Company	70,293,308	—	—

Total	$70,293,308	$1,011,087,863	$—

Derivative Type

Assets(a)

Forward Foreign Currency Exchange Contracts	$—	$32,467,570	$—

Futures Contracts	16,643,753	—	—

Interest Rate Swap Contracts	—	3,853,541	—

Credit Default Swap Contracts	—	174,864	—

Total	$16,643,753	$36,495,975	$—

Liabilities(a)

Forward Foreign Currency Exchange Contracts	$—	$(35,125,423)	$—

Futures Contracts	(8,797)	—	—

Interest Rate Swap Contracts	—	(1,955,847)	—

Credit Default Swap Contracts	—	(8,685,365)	—

Total	$(8,797)	$(45,766,635)	$—

HIGH YIELD

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Bank Loans	$—	$41,417,432	$2,625,805

Corporate Obligations	—	1,612,174,722	—

Structured Note		1,428,700

Common Stock and/or Other Equity Investments

North America	—	2,049,520	—

Investment Company	65,794,418	—	—

Total	$65,794,418	$1,657,070,374	$2,625,805

Liabilities

Reverse Repurchase Agreements	$—	$(3,466,621)	$—

Total	$—	$(3,466,621)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

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March 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

HIGH YIELD (continued)

Derivative Type	Level 1	Level 2	Level 3

Assets(a)

Forward Foreign Currency Exchange Contracts	$—	$69,960	$—

Futures Contracts	10,471,370	—	—

Total	$10,471,370	$69,960	$—

Liabilities(a)

Forward Foreign Currency Exchange Contracts with Unrealized Gain	$—	$(384,651)	$—

Futures Contracts	(796,397)	—	—

Credit Default Swap Contracts	—	(3,083,585)	—

Total	$(796,397)	$(3,468,236)	$—

HIGH YIELD FLOATING RATE

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Bank Loans	$—	$1,047,727,775	$96,748,223

Corporate Obligations	—	8,000,012	—

Asset-Backed Securities	—	7,574,954	—

Common Stock and/or Other Equity Investments

North America	370,816	211,574	—

Warrants	—	—	40,687

Exchange Traded Funds	10,810,704	—	—

Investment Company	84,002,150	—	—

Securities Lending Reinvestment Vehicle	281,175	—	—

Total	$95,464,845	$1,063,514,315	$96,788,910

Liabilities(a)

Unfunded Loan Commitment	$—	$(58,489)	$—

Derivative Type

Assets(a)

Forward Foreign Currency Exchange Contracts	$—	$152,894	$—

Futures Contracts	155,787	—	—

Total Return Swap Contracts	—	129,496	—

Total	$155,787	$282,390	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

HIGH YIELD FLOATING RATE (continued)

Derivative Type	Level 1	Level 2	Level 3

Liabilities(a)

Forward Foreign Currency Exchange Contracts	$—	$(998,369)	$—

Futures Contracts	(449,362)	—	—

Credit Default Swap Contracts	—	(405,333)	—

Total Return Swap Contracts	—	(373,834)	—

Total	$(449,362)	$(1,777,536)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

The following is a reconciliation of Level 3 investments for the fiscal year ended March 31, 2020:

		Bank Loans	Warrant

Beginning Balance as of April 1, 2019		$16,921,844	$—

Realized gain (loss)		(2,685,905)	—

Net change in unrealized gain (loss) relating to instruments still held at reporting date		(13,187,269)	40,687

Purchases		53,581,893	—

Sales		(76,150,963)	—

Amortization		160,428	—

Transfers into Level 3		122,130,445	—

Transfers out of Level 3		(4,022,250)	—

Ending Balance as of March 31, 2020		$96,748,223	$40,687

INVESTMENT GRADE CREDIT

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$427,122,425	$—

Foreign Debt Obligations	—	16,087,492	—

Municipal Debt Obligations	—	4,310,625	—

U.S. Treasury Obligations	1,036,656	—	—

Investment Company	24,456,240	—	—

Total	$25,492,896	$447,520,542	$—

Derivative Type

Assets(a)

Futures Contracts	$2,424,375	$—	$—

Total	$2,424,375	$—	$—

Liabilities(a)

Forward Foreign Currency Exchange Contracts with Unrealized Gain	$—	$(89,607)	$—

Futures Contracts	(2,053,867)	—	—

Interest Rate Swap Contracts	—	(17,449)	—

Credit Default Swap Contracts	—	(2,571,119)	—

Total	$(2,053,867)	$(2,678,175)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

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March 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

LOCAL EMERGING MARKETS DEBT

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Sovereign Debt Obligations	$—	$61,991,173	$—

Corporate Obligations	—	6,459,673	—

Structured Notes	—	7,435,540	—

U.S. Treasury Obligations	156,566	—	—

Investment Company	7,510,991	—	—

Total	$7,667,557	$75,886,386	$—

Derivative Type

Assets(a)

Forward Foreign Currency Exchange Contracts	$—	$5,293,842	$—

Futures Contracts	1,195,774	—	—

Interest Rate Swap Contracts	—	1,950,417	—

Credit Default Swap Contracts	—	47,138	—

Total	$1,195,774	$7,291,397	$—

Liabilities(a)

Forward Foreign Currency Exchange Contracts	$—	$(8,097,511)	$—

Futures Contracts	(1,137,212)	—	—

Interest Rate Swap Contracts	—	(1,081,654)	—

Credit Default Swap Contracts	—	(333,224)	—

Total	$(1,137,212)	$(9,512,389)	$—

U.S. MORTGAGES

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Mortgage-Backed Obligations	$—	$557,196,001	$—

Asset-Backed Securities	—	45,131,036	—

Municipal Debt Obligation	—	937,919	—

Investment Company	16,960,588	—	—

Total	$16,960,588	$603,264,956	$—

Liabilities

Fixed Income

Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(1,075,323)	$—

Total	$—	$(1,075,323)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

U.S. MORTGAGES (continued)

Derivative Type	Level 1	Level 2	Level 3

Assets(a)

Futures Contracts	$201,477	$—	$—

Liabilities

Futures Contracts(a)	$(686,850)	$—	$—

Interest Rate Swap Contracts(a)	—	(10,228)	—

Credit Default Swap Contracts(a)	—	(1,919,157)	—

Written option contracts	—	(65,703)	—

Total	$(686,850)	$(1,995,088)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of March 31, 2020. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

EMERGING MARKETS DEBT
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts; Variation margin on swap contracts	$20,497,294	(a)	Variation margin on futures contracts; Variation margin on swap contracts;	$(1,964,644)	(a)
Credit	Variation margin on swap contracts; Unrealized gain on swap contracts	174,864	(a)	Variation margin on swap contracts; Unrealized gain on swap contracts	(8,685,365)	(a)(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts.	32,467,570		Payable for unrealized loss on forward foreign currency exchange contracts.	(35,125,423)
Total		$53,139,728			$(45,775,432)

HIGH YIELD
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts;	$10,471,370	(a)	Variation margin on futures contracts;	$(796,397)	(a)
Credit	—	—		Variation margin on swap contracts	(3,083,585)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts.	69,960		Payable for unrealized loss on forward foreign currency exchange contracts.	(384,651)
Total$		$10,541,330			$(4,264,633)

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Notes to Financial Statements (continued)

March 31, 2020

4. INVESTMENTS IN DERIVATIVES (continued)

HIGH YIELD FLOATING RATE
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts	$155,787	(a)	Variation margin on futures contracts	$(449,362)	(a)
Credit	Receivable for unrealized gain on swap contracts	129,496	(a)	Payable for unrealized loss on swap contracts; Variation margin on swap contracts	(779,167)	(a)(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	152,894		Payable for unrealized loss on forward foreign currency exchange contracts	(998,369)
Total		$438,177			$(2,226,898)

INVESTMENT GRADE CREDIT
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts	$2,424,375	(a)	Variation margin on futures contracts; Variation margin on swap contracts	$(2,071,316)	(a)
Credit	—	—		Variation margin on swap contracts	(2,571,119)
Currency	—	—		Payable for unrealized loss on forward foreign currency exchange contracts	(89,607)
Total		2,424,375			$(4,732,042)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $3,149,335 and $373,834 for the Emerging Markets Debt Fund and High Yield Floating Rate Fund, which represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

LOCAL EMERGING MARKETS DEBT
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on swap contracts; Variation margin on futures contracts;	$3,146,191	(a)	Payable for unrealized loss on swap contracts; Variation margin on swap contracts; Variation margin on futures contracts	$(2,218,866)	(a)(b)
Credit	Receivable for unrealized gain on swap contracts; Variation margin on swap contracts	47,138	(a)	Payable for unrealized loss on swap contracts	(333,224)	(a)(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	5,293,842		Payable for unrealized loss on forward foreign currency exchange contracts	(8,097,511)
Total		$8,487,171			$(10,649,601)

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4. INVESTMENTS IN DERIVATIVES (continued)

U.S. MORTGAGES
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts;	$201,477	(a)	Variation margin on swap contracts; Variation margin on futures contracts; Written options, at value	$(762,781)	(a)
Credit	—	—		Payable for unrealized loss on swap contracts	(1,919,157)	(b)
Total		201,477			(2,681,938)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $175,366 and $1,919,157 for the Local Emerging Markets Debt and U.S. Mortgages Funds, which represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2020. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

EMERGING MARKETS DEBT
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts, swap contracts and purchased options/Net change in unrealized gain (loss) on futures contracts, swap contracts and purchased options	$41,701,872	$14,698,682	3,570
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(7,215,054)	(4,551,054)	89
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	5,947,305	(5,621,009)	349
Total		$40,434,123	$4,526,619	4,008

HIGH YIELD
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from purchased options contracts and futures contracts/Net change in unrealized gain (loss) on purchased options contracts and futures contracts	$12,900,523	$9,672,852	3,160
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(15,296,939)	(3,760,339)	1
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	600,637	(314,691)	2
Total		$(1,795,779)	$5,597,822	3,163

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended March 31, 2020.

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Notes to Financial Statements (continued)

March 31, 2020

4. INVESTMENTS IN DERIVATIVES (continued)

HIGH YIELD FLOATING RATE
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(2,484,247)	$62,215	247
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(2,095,189)	(649,671)	1
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	4,040,700	(1,482,525)	3
Total		$(538,736)	$(2,069,981)	251

INVESTMENT GRADE CREDIT
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from purchased options contracts, written options contracts, futures contracts, swap contracts/Net change in unrealized gain (loss) on purchased options contracts, futures contracts, swap contracts	$7,154,223	$(405,858)	1,034
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(1,017,841)	(2,804,456)	10
Currency	Net realized gain (loss) forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	366,551	(145,107)	1
Total		$6,502,933	$(3,355,421)	1,045

LOCAL EMERGING MARKETS DEBT
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) on futures contracts, non deliverable bond forward contracts; swap contracts and purchased options contracts/Net change in unrealized gain (loss) on purchased options contracts, futures contracts, non deliverable bond forward contracts and swap contracts	$1,568,456	$399,389	353
Credit	Net realized gain (loss) on swap contracts/Net change in unrealized gain (loss) on swap contracts	(154,799)	28,714	18
Currency	Net realized gain (loss) on forward foreign currency exchange/Net change in unrealized gain (loss) on forward foreign currency exchange contracts.	(1,330,256)	(2,502,194)	379
Total		$83,401	$(2,074,091)	750

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended March 31, 2020.

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4. INVESTMENTS IN DERIVATIVES (continued)

U.S. MORTGAGES
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from purchased options contracts, futures contracts, swap contracts and written options contracts/Net change in unrealized gain (loss) on purchased options contracts, futures contracts, swap contracts and written options contracts	$1,086,812	$(1,076,389)	532
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	54,277	(1,919,157)	1
Total		$1,141,089	$(2,995,546)	533

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended March 31, 2020.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2020

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of March 31, 2020:

Emerging Markets Debt
	Derivative Assets(1)			Derivative Liabilities(1)
Counterparty	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Barclays Bank PLC	$—	$—	$—	$(447,397)	$—	$(447,397)	$(447,397)	$350,000	$(97,397)
BofA Securities LLC	—	—	—	(199,963)	—	(199,963)	(199,963)	199,963	—
Citibank NA	75,864	—	75,864	(965,755)	—	(965,755)	(889,891)	889,891	—
Deutsche Bank AG (London)	—	—	—	(786,962)	—	(786,962)	(786,962)	786,962	—
JPMorgan Securities, Inc.	—	—	—	(514,639)	—	(514,639)	(514,639)	514,639	—
MS & Co. Int. PLC	—	32,467,570	32,467,570	—	(35,125,423)	(35,125,423)	(2,657,853)	2,657,853	—
UBS AG (London)	—	—	—	(234,619)	—	(234,619)	(234,619)	234,619	—

Total	$75,864	$32,467,570	$32,543,434	$(3,149,335)	$(35,125,423)	$(38,274,758)	$(5,731,324)	$5,633,927	$(97,397)

Local Emerging Markets Debt Fund
	Derivative Assets(1)			Derivative Liabilities(1)
Counterparty	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Barclays Bank PLC	$52,101	$—	$52,101	$—	$—	$—	$52,101	$(52,101)	$—
BofA Securities LLC	17,404	—	17,404	(21,194)	—	(21,194)	(3,790)	—	(3,790)
Citibank NA	33,373	—	33,373	(83,743)	—	(83,743)	(50,370)	—	(50,370)
CS International (London)	—	—	—	(63,387)	—	(63,387)	(63,387)	63,387	—
Deutsche Bank AG (London)	48,367	—	48,367	—	—	—	48,367	—	48,367
JPMorgan Securities, Inc.	—	—	—	(3,509)	—	(3,509)	(3,509)	—	(3,509)
MS & Co. Int. PLC	415,855	5,293,842	5,709,697	—	(8,097,511)	(8,097,511)	(2,387,814)	2,387,814	—
UBS AG (London)	—	—	—	(3,533)	—	(3,533)	(3,533)	—	(3,533)

Total	$567,100	$5,293,842	$5,860,942	$(175,366)	$(8,097,511)	$(8,272,877)	$(2,411,935)	$2,399,100	$(12,835)

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the

Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended March 31, 2020, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund Name	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Emerging Markets Debt	0.80%	0.80%	0.72%	0.68%	0.67%	0.80%	0.80%
High Yield	0.70	0.70	0.63	0.60	0.59	0.69	0.69
High Yield Floating Rate	0.60	0.54	0.51	0.50	0.49	0.57	0.56
Investment Grade Credit	0.34	0.31	0.29	0.28	0.28	0.34	0.34
Local Emerging Markets Debt	0.80	0.80	0.72	0.68	0.67	0.80	0.80
U.S. Mortgages	0.34	0.31	0.29	0.28	0.28	0.34	0.33

^	The Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.

Certain Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund and Goldman Sachs Access High Yield Corporate Bond ETF, which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by each applicable Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Funds in which each Fund invests. For the fiscal year ended March 31, 2020, the management fee waived by GSAM for each Fund was as follows:

Fund Name	Management Fee Waived
Emerging Markets Debt	$39,217
High Yield	95,334
High Yield Floating Rate	64,177
Investment Grade Credit	8,683
Local Emerging Markets Debt	5,392
U.S. Mortgages	33,559

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2020

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*	Service
Distribution and/or Service Plan	0.25%	0.75%	0.50%	0.25%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge. For the fiscal year ended March 31, 2020, Goldman Sachs retained the following amounts:

Front End Sales Charge
Fund Name	Class A
Emerging Markets Debt	$5,202
High Yield	14,346
High Yield Floating Rate	137
Investment Grade Credit	143
Local Emerging Markets Debt	366
U.S. Mortgages	1,027

During the fiscal year ended March 31, 2020, Goldman Sachs did not retain any portion of Class C Shares’ CDSC.

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service and/or Shareholder Administration Plans to allow Class C and Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and/or shareholder administration services to their customers who are beneficial owners of such shares. The Service and/or Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% the average daily net assets attributable to Class C and/or Service Shares of the Funds.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class C, Investor and Class R Shares, and 0.03% of the average daily net assets of Class P and Class R6 Shares; 0.04% of the average daily net assets of Institutional and Service Shares, and 0.03% of the average daily net assets with respect to the Investment Grade Credit and U.S. Mortgages Funds’ Separate Account Institutional Shares.

Goldman Sachs has agreed to waive a portion of the transfer agency fees equal to 0.04% of the average daily net assets attributable to Class A, Class C and Investor Shares of the Local Emerging Markets Debt Fund and 0.06% of the average daily net assets attributable to Class A, Class C, Investor and Class R Shares of the High Yield Fund through at least July 29, 2020. Effective July 30, 2019, Goldman Sachs has agreed to waive a portion of the transfer agency fees equal to 0.03% as an annual percentage rate of the average daily net assets attributable to Class A, Class C and Investor Shares of the Emerging Markets Debt Fund, through at least July 29, 2020, and prior to such date, Goldman Sachs may not terminate the arrangements without the approval of the Trustees.

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds are 0.024%, 0.024%, 0.104%, 0.004%, 0.074% and 0.074%, respectively. These Other Expense limitations will remain in place through at least July 29, 2020, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended March 31, 2020, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund Name	Management Fee Waiver	Transfer Agency Waiver/Credits	Other Expense Reimbursements	Total Expense Reductions
Emerging Markets Debt	$39,217	$34,494	$625,292	$699,003
High Yield	95,334	119,008	269,181	483,523
High Yield Floating Rate	64,177	32	—	64,209
Investment Grade Credit	8,683	67	417,009	425,849
Local Emerging Markets Debt	5,392	6,584	491,631	503,607
U.S. Mortgages	33,559	831	217,887	252,277

G.  Lines of Credit Facility — As of March 31, 2020, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2020, the Funds did not have any borrowings under the facility. Prior to April 30, 2019 the facility was $770,000,000. The facility was increased to $700,000,000 effective April 28, 2020.

In addition, as of November 19, 2019, the High Yield Floating Rate Fund also participated in a $150,000,000 committed, unsecured credit facility for the purpose of providing short-term, temporary working capital to the Fund (the “Credit Facility”). The Credit Facility is intended to enable the Fund to more efficiently manage various factors associated with the length of settlement of bank loan transactions and may also be used to satisfy redemption requests. The interest rate on borrowings is based on the federal funds rate as defined in the credit agreement and the Fund is required to pay a fee based on the amount of the commitment that has not been utilized. Under the Credit Facility, the Fund had an average outstanding balance and weighted average annual interest rate for the fiscal year ended March 31, 2020 of $138,461,538 and 1.749%, respectively. As of March 31, 2020, there was $150,000,000 of outstanding borrowings under the Credit Facility at a weighted average annual interest rate of 1.371%.

H.  Other Transactions with Affiliates — For the fiscal year ended March 31, 2020, Goldman Sachs earned $104,758, $31,766, $7,703, and $24,123 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Emerging Markets Debt, Investment Grade Credit, Local Emerging Markets Debt, and U.S. Mortgages Funds, respectively.

167

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2020

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of March 31, 2020, the following Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the Local Emerging Market Debts Fund:

Goldman Sachs Satellite Strategies Portfolio	Goldman Sachs Growth and Income Portfolio	Goldman Sachs Growth Strategy Portfolio
12%	9%	8%

As of March 31, 2020, The Goldman Sachs Group, Inc. was the beneficial owner of 100% of Class R Shares of the High Yield Floating Rate Fund.

The table below shows the transactions in and earnings from investments in the Goldman Sachs Financial Square Government Fund and Goldman Sachs Access High Yield Corporate Bond ETF for the fiscal year ended March 31, 2020:

Fund	Underlying Fund	Beginning Value as of March 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Ending Value as of March 31, 2020	Shares as of March 31, 2020	Dividend Income
Emerging Markets Debt	Goldman Sachs Financial Square Government Fund — Institutional Shares	$14,750,424	$555,218,083	$(499,675,199)	$—	$—	$70,293,308	70,293,308	$431,117
High Yield	Goldman Sachs Financial Square Government Fund — Institutional Shares	87,368,040	977,958,396	(999,532,018)	—	—	65,794,418	65,794,418	755,735
	Goldman Sachs Access High Yield Corporate Bond ETF	22,474,864	22,634,555	(44,180,459)	(908,996)	(19,964)	—	—	506,676
High Yield Floating Rate	Goldman Sachs Financial Square Government Fund — Institutional Shares	17,476,345	997,465,443	(930,939,638)	—	—	84,002,150	84,002,150	729,208
Investment Grade Credit	Goldman Sachs Financial Square Government Fund — Institutional Shares	6,402,136	154,669,859	(136,615,755)	—	—	24,456,240	24,456,240	78,663
Local Emerging Markets Debt	Goldman Sachs Financial Square Government Fund — Institutional Shares	13,273,080	69,883,899	(75,645,988)	—	—	7,510,991	7,510,991	65,944
U.S. Mortgages	Goldman Sachs Financial Square Government Fund — Institutional Shares	18,368,741	369,281,433	(370,689,586)	—	—	16,960,588	16,960,588	416,050

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The following table provides information about the investment in the shares of an issuer deemed to be an affiliate of the High Yield Fund for the fiscal year ended March 31, 2020:

Name of Affiliated Issuer	Beginning Value as of March 31, 2019	Proceeds from Sales	Net Realized Gain/(Loss)	Ending Value as of March 31, 2020	Shares as of March 31, 2020	Dividend Income
Berry Corp*	$—	$(96,692)	$96,692	$—	—	$1,250

*	Security was received as a distribution as a result of a corporate action.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2020, were:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Emerging Markets Debt	$512,393,906	$639,409,644	$512,584,598	$854,838,238
High Yield	—	1,721,303,993	—	1,907,629,889
High Yield Floating Rate	—	780,200,344	—	1,592,044,740
Investment Grade Credit	69,257,405	303,146,933	72,003,235	306,187,410
Local Emerging Markets Debt	34,460,763	62,079,285	37,541,563	137,548,933
U.S. Mortgages	7,150,469,354	8,292,022	7,032,659,516	21,586,484

The table below summarizes the reverse repurchase agreement activity for the fiscal year ended March 31, 2020:

Fund	Average amount of borrowings	Weighted average interest rate (Paid) Received	Number of days outstanding during the period
Emerging Markets Debt Fund	$5,005,000	(0.017)%	5
High Yield Fund	4,902,842	0.004	297

The following table sets forth the Funds’ different types of investments pledged as collateral and the remaining contractual maturities of the reverse repurchase agreements as of March 31, 2020:

High Yield Fund

	Remaining Contractual Maturity of the Agreements As of March 31, 2020
	Overnight and Continuous	< 30 days	Between 30 and 90 days	> 90 days	Total

Reverse Repurchase Agreements
	$—	$—	$—	$3,466,621	$3,466,621

Total Borrowings	$—	$—	$—	$3,466,621	$3,466,621
Gross amount of recognized liabilities for reverse repurchase agreements					$3,466,621

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2020

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the High Yield and High Yield Floating Rate Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The High Yield and High Yield Floating Rate Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of March 31, 2020, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Both the High Yield and High Yield Floating Rate Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year end, March 31, 2020, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the fiscal year end, March 31, 2020		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of March 31, 2020
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
High Yield	$3,737	$—	$—
High Yield Floating Rate	11,524	6,628	—

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

7. SECURITIES LENDING (continued)

The following table provides information about the Funds’ investment in the Government Money Market Fund for fiscal year ended March 31, 2020.

Fund	Beginning Value as of March 31, 2019	Purchases at Cost	Proceeds from Sales	Ending Value as of March 31, 2020	Shares as of March 31, 2020
High Yield	$—	$123,772,160	$(123,772,160)	$—	—
High Yield Floating Rate	—	198,816,710	(198,535,535)	281,175	281,175

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2020 was as follows:

	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Local Emerging Markets Debt	U.S. Mortgages
Distribution paid from:
Ordinary income	$35,161,470	$128,363,048	$108,675,915	$18,751,072	$929	$14,006,277
Net long-term capital gains	—	—	—	4,923,132	—	—
Total taxable distributions	$35,161,470	$128,363,048	$108,675,915	$23,674,204	$929	$14,006,277
Tax return of capital	$30,938,350	$1,571,047	$—	$—	$5,824,633	$379,037

The tax character of distributions paid during the fiscal year ended March 31, 2019 was as follows:

	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Local Emerging Markets Debt	U.S. Mortgages
Distribution paid from:
Ordinary income	$96,327,961	$136,906,072	$179,922,941	$14,037,904	$—	$14,396,898
Net long-term capital gains	—	—	—	—	—	—
Total taxable distributions	$96,327,961	$136,906,072	$179,922,941	$14,037,904	$—	$14,396,898
Tax return of capital	$8,327,144	$—	$—	$—	$14,803,079	$—

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2020

8. TAX INFORMATION (continued)

As of March 31, 2020, the components of accumulated earnings (losses) on a tax basis were as follows:

	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Local Emerging Markets Debt	U.S. Mortgages
Undistributed ordinary income — net	$—	$—	$3,018,235	$—	$—	$—
Undistributed long-term capital gains	—	—	—	5,031,987	—	—
Total undistributed earnings	$—	$—	$3,018,235	$5,031,987	$—	$—
Capital loss carryforwards:(1)
Perpetual Short-Term	—	(126,573,848)	(106,033,900)	—	(106,887,704)	(7,650,896)
Perpetual Long-Term	(61,457,173)	(294,434,378)	(181,946,019)	—	(40,115,015)	(5,359,737)
Total capital loss carryforwards	$(61,457,173)	$(421,008,226)	$(287,979,919)	$—	$(147,002,719)	$(13,010,633)
Timing differences ( Late Year Ordinary Loss Deferral/Post October Capital Loss Deferral/Straddle Deferral/Dividends Payable as of Current FYE)	$(5,711,923)	$(54,872,512)	$(79,876,337)	$(1,383,181)	$(9,875,646)	$(289,602)
Unrealized gains (losses) — net	(312,281,804)	(260,610,099)	(258,178,794)	(9,862,130)	(16,247,104)	10,431,421
Total accumulated earnings (losses) net	$(379,450,900)	$(736,490,837)	$(623,016,815)	$(6,213,324)	$(173,125,469)	$(2,868,814)

(1)	The Emerging Markets Debt, Investment Grade Credit and U.S. Mortgages Funds utilized $7,555,709, $3,385,957 and $4,169,308 respectively, of capital losses in the current fiscal year.

As of March 31, 2020, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Local Emerging Markets Debt	U.S. Mortgages
Tax Cost	$1,400,915,477	$1,992,138,550	$1,512,312,790	$480,451,435	$97,411,707	$607,367,600
Gross unrealized gain	9,903,895	15,178,940	501,879	14,594,852	826,698	14,929,917
Gross unrealized loss	(322,185,699)	(275,789,039)	(258,680,673)	(24,456,982)	(17,073,802)	(4,498,496)
Net unrealized gains (losses)	$(312,281,804)	$(260,610,099)	$(258,178,794)	$(9,862,130)	$(16,247,104)	$10,431,421

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures, net mark to market gains/(losses) on foreign currency contracts, and differences in the tax treatment of swap transactions, market discount accretion and premium amortization and material modification of debt securities.

The Local Emerging Markets debt Fund reclassed $6,596,897 from distributable earnings to paid in capital for the year ending March 31, 2020. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from net operating losses.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

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9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit a Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent a Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, a Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates. In 2017, the United Kingdom’s Financial Conduct Authority (“FCA”) warned that LIBOR may cease to be available or appropriate for use by 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to a Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

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Notes to Financial Statements (continued)

March 31, 2020

9. OTHER RISKS (continued)

Interest Rate Risk— When interest rates increase, fixed income securities or instruments held by the Funds will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Funds’ investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including exchange-traded funds (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make a Fund more volatile. When a Fund uses leverage, the sum of that Fund’s investment exposure may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. A Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by a Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Fund‘s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less

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9. OTHER RISKS (continued)

liquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and certain loan investments may be or become illiquid or less liquid and more difficult to value, particularly in the event of a downgrade of the loan or the borrower. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, a Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if a Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting a Fund to the creditworthiness of that lender as well. Investors in loans, such as a Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations for a period after the sale of the loans, and, as a result, a Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — The Local Emerging Markets Debt Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Sector Risk — To the extent a Fund focuses its investments in securities of issuers in one or more sectors (such as the financial services or telecommunications sectors), the Fund may be subjected, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

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Notes to Financial Statements (continued)

March 31, 2020

11. OTHER MATTERS

The Funds have adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Funds have changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Funds applied the amendments on a modified retrospective basis beginning with the fiscal period ended March 31, 2020. This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total distributable earnings (loss) or the net asset value of the Funds.

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” This ASU provides optional exceptions for applying GAAP to contract modifications, hedging relationships and other transactions affected reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. GSAM expects that the adoption of this guidance will not have a material impact on the Funds’ financial statements.

12. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Emerging Markets Debt Fund

	For the Fiscal Year Ended March 31, 2020		For the Fiscal Year Ended March 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,799,062	$22,111,392	2,722,191	$32,457,682
Reinvestment of distributions	169,839	2,071,741	268,756	3,189,475
Shares redeemed	(2,546,388)	(31,032,397)	(6,247,982)	(74,037,140)
	(577,487)	(6,849,264)	(3,257,035)	(38,389,983)
Class C Shares
Shares sold	158,428	1,957,781	297,761	3,534,487
Reinvestment of distributions	46,146	562,918	78,280	927,445
Shares redeemed	(671,612)	(8,207,244)	(1,332,626)	(15,727,504)
	(467,038)	(5,686,545)	(956,585)	(11,265,572)
Institutional Shares
Shares sold	27,059,839	331,489,144	48,986,873	583,523,166
Reinvestment of distributions	3,544,599	43,280,086	5,576,022	66,175,612
Shares redeemed	(40,072,790)	(476,866,219)	(121,909,237)	(1,439,663,635)
	(9,468,352)	(102,096,989)	(67,346,342)	(789,964,857)
Investor Shares
Shares sold	2,455,938	30,277,018	5,447,874	64,907,118
Reinvestment of distributions	339,925	4,156,004	521,732	6,195,712
Shares redeemed	(4,461,512)	(54,474,763)	(11,341,527)	(134,594,033)
	(1,665,649)	(20,041,741)	(5,371,921)	(63,491,203)
Class P Shares(a)
Shares sold	381,972	4,785,423	2,722,879	32,277,122
Reinvestment of distributions	56,398	686,592	60,452	709,159
Shares redeemed	(289,463)	(3,389,004)	(1,561,755)	(17,767,201)
	148,907	2,083,011	1,221,576	15,219,080
Class R6 Shares
Shares sold	2,273,598	27,652,682	30,713,944	361,315,580
Reinvestment of distributions	886,709	10,835,500	1,520,598	17,956,215
Shares redeemed	(12,594,757)	(153,866,293)	(28,241,290)	(328,878,675)
	(9,434,450)	(115,378,111)	3,993,252	50,393,120

NET DECREASE	(21,464,069)	(247,969,639)	(71,717,055)	(837,499,415)

(a)	Class P Shares commenced operations on April 20, 2018.

177

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2020

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	High Yield Fund

	For the Fiscal Year Ended March 31, 2020		For the Fiscal Year Ended March 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,253,663	$14,179,863	3,584,667	$22,672,202
Reinvestment of distributions	1,271,994	8,010,299	1,394,920	8,742,759
Shares redeemed	(7,449,519)	(46,849,415)	(7,496,027)	(46,974,100)
	(3,923,862)	(24,659,253)	(2,516,440)	(15,559,139)
Class C Shares
Shares sold	373,255	2,379,542	311,557	1,957,141
Reinvestment of distributions	89,909	566,531	149,733	942,353
Shares redeemed	(1,104,011)	(6,923,942)	(3,242,780)	(20,575,932)
	(640,847)	(3,977,869)	(2,781,490)	(17,676,438)
Institutional Shares
Shares sold	15,763,009	99,829,525	9,607,002	60,580,335
Reinvestment of distributions	2,473,141	15,607,017	7,535,413	47,682,035
Shares redeemed	(25,934,086)	(162,127,701)	(355,459,541)	(2,259,275,214)
	(7,697,936)	(46,691,159)	(338,317,126)	(2,151,012,844)
Service Shares
Shares sold	196,451	1,224,931	167,551	1,052,114
Reinvestment of distributions	63,976	402,810	87,311	546,854
Shares redeemed	(963,127)	(6,092,977)	(299,201)	(1,875,001)
	(702,700)	(4,465,236)	(44,339)	(276,033)
Investor Shares
Shares sold	586,339	3,659,920	554,794	3,496,809
Reinvestment of distributions	157,589	994,360	195,110	1,225,968
Shares redeemed	(1,298,245)	(8,156,242)	(1,753,410)	(11,038,459)
	(554,317)	(3,501,962)	(1,003,506)	(6,315,682)
Class P Shares(a)
Shares sold	59,389,030	375,549,036	325,017,697	2,058,421,639
Reinvestment of distributions	15,157,165	95,571,935	10,270,012	64,282,625
Shares redeemed	(85,156,082)	(505,997,133)	(81,882,872)	(508,780,556)
	(10,609,887)	(34,876,162)	253,404,837	1,613,923,708
Class R Shares
Shares sold	271,986	1,682,799	300,416	1,883,012
Reinvestment of distributions	102,892	647,026	106,771	668,679
Shares redeemed	(553,591)	(3,396,212)	(639,313)	(3,999,648)
	(178,713)	(1,066,387)	(232,126)	(1,447,957)
Class R6 Shares
Shares sold	2,698,562	17,320,517	7,604,069	47,963,350
Reinvestment of distributions	593,593	3,759,198	881,531	5,562,550
Shares redeemed	(7,116,411)	(43,936,039)	(33,975,941)	(216,388,864)
	(3,824,256)	(22,856,324)	(25,490,341)	(162,862,964)

NET DECREASE	(28,132,518)	$(142,094,352)	(116,980,531)	$(741,227,349)

(a)	Class P Shares commenced operations on April 20, 2018.

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13. SUMMARY OF SHARE TRANSACTIONS (continued)

	High Yield Floating Rate Fund

	For the Fiscal Year Ended March 31, 2020		For the Fiscal Year Ended March 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	51,166	$457,770	163,073	$1,564,661
Reinvestment of distributions	17,481	161,777	20,065	190,230
Shares redeemed	(121,747)	(1,130,379)	(218,065)	(2,075,540)
	(53,100)	(510,832)	(34,927)	(320,649)
Class C Shares
Shares sold	9,691	91,062	18,938	180,149
Reinvestment of distributions	4,426	41,033	6,193	58,848
Shares redeemed	(49,153)	(458,046)	(157,857)	(1,512,452)
	(35,036)	(325,951)	(132,726)	(1,273,455)
Institutional Shares
Shares sold	6,446,570	60,606,786	13,849,723	133,619,768
Reinvestment of distributions	544,456	5,036,346	5,066,105	48,710,317
Shares redeemed	(6,418,477)	(57,796,663)	(413,718,507)	(3,971,537,480)
	572,549	7,846,469	(394,802,679)	(3,789,207,395)
Investor Shares
Shares sold	57,643	545,434	180,658	1,743,065
Reinvestment of distributions	7,735	72,087	18,173	173,667
Shares redeemed	(128,868)	(1,207,359)	(625,226)	(5,986,741)
	(63,490)	(589,838)	(426,395)	(4,070,009)
Class P Shares(a)
Shares sold	30,402,056	285,962,085	452,886,026	4,346,179,100
Reinvestment of distributions	10,864,245	100,901,974	12,916,410	122,306,690
Shares redeemed	(134,328,648)	(1,210,528,615)	(229,472,782)	(2,146,387,804)
	(93,062,347)	(823,664,556)	236,329,654	2,322,097,986
Class R Shares
Shares sold	9	79	4,256	39,634
Reinvestment of distributions	100	936	318	3,012
Shares redeemed	(9,424)	(89,458)	(2,008)	(19,408)
	(9,315)	(88,443)	2,566	23,238
Class R6 Shares
Shares sold	1,604,244	15,190,000	46,784	450,000
Reinvestment of distributions	191,287	1,774,242	558,244	5,355,770
Shares redeemed	(1,531,103)	(14,500,000)	(19,597,508)	(188,474,953)
	264,428	2,464,242	(18,992,480)	(182,669,183)

NET DECREASE	(92,386,311)	(814,868,909)	(178,056,987)	(1,655,419,467)

(a)	Class P Shares commenced operations on April 20, 2018.

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2020

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	Investment Grade Credit Fund

	For the Fiscal Year Ended March 31, 2020		For the Fiscal Year Ended March 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,064,510	$9,946,383	153,109	$1,359,815
Reinvestment of distributions	42,969	411,597	29,795	264,751
Shares redeemed	(871,709)	(8,317,736)	(453,055)	(4,024,123)
	235,770	2,040,244	(270,151)	(2,399,557)
Institutional Shares
Shares sold	4,578,984	43,280,105	1,660,280	14,692,569
Reinvestment of distributions	244,123	2,341,768	267,431	2,378,877
Shares redeemed	(3,447,206)	(32,887,235)	(15,612,411)	(138,700,624)
	1,375,901	12,734,638	(13,684,700)	(121,629,178)
Separate Account Institutional Shares
Shares sold	6,474,618	61,456,189	4,272,442	37,936,564
Reinvestment of distributions	1,071,922	10,273,344	833,082	7,406,051
Shares redeemed	(7,171,721)	(67,368,294)	(6,110,608)	(53,992,894)
	374,819	4,361,239	(1,005,084)	(8,650,279)
Investor Shares
Shares sold	498,818	4,707,948	190,417	1,674,867
Reinvestment of distributions	18,959	181,746	16,407	145,640
Shares redeemed	(346,582)	(3,077,750)	(371,953)	(3,267,167)
	171,195	1,811,944	(165,129)	(1,446,660)
Class P Shares(a)
Shares sold	4,388,719	41,963,996	22,620,383	201,934,850
Reinvestment of distributions	978,941	9,369,296	326,376	2,907,036
Shares redeemed	(5,666,203)	(53,941,392)	(1,486,320)	(13,137,446)
	(298,543)	(2,608,100)	21,460,439	191,704,440
Class R6 Shares
Shares sold	58,732	561,082	72,673	640,033
Reinvestment of distributions	4,607	44,191	593	5,356
Shares redeemed	(27,851)	(262,263)	(1,570)	(14,144)
	35,488	343,010	71,696	631,245

NET INCREASE	1,894,630	18,682,975	6,407,071	58,210,011

(a)	Class P Shares commenced operations on April 20, 2018.

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	Local Emerging Markets Debt Fund

	For the Fiscal Year Ended March 31, 2020		For the Fiscal Year Ended March 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	241,187	$1,386,001	347,675	$2,111,977
Reinvestment of distributions	37,563	218,756	49,392	290,520
Shares redeemed	(263,342)	(1,556,407)	(736,659)	(4,431,759)
	15,408	48,350	(339,592)	(2,029,262)
Class C Shares
Shares sold	66,354	397,000	127,824	748,798
Reinvestment of distributions	17,920	104,147	38,134	223,287
Shares redeemed	(351,821)	(2,049,161)	(424,991)	(2,448,605)
	(267,547)	(1,548,014)	(259,033)	(1,476,520)
Institutional Shares
Shares sold	1,044,068	6,074,568	8,912,187	54,899,592
Reinvestment of distributions	174,316	1,013,809	1,003,785	5,964,730
Shares redeemed	(3,513,890)	(20,526,021)	(39,939,321)	(231,901,827)
	(2,295,506)	(13,437,644)	(30,023,349)	(171,037,505)
Investor Shares
Shares sold	1,102,704	6,501,600	1,172,391	7,113,081
Reinvestment of distributions	51,571	299,481	74,920	438,176
Shares redeemed	(1,091,038)	(6,204,575)	(1,686,136)	(9,800,633)
	63,237	596,506	(438,825)	(2,249,376)
Class P Shares(a)
Shares sold	424,960	2,582,976	12,309,214	72,115,909
Reinvestment of distributions	314,691	1,826,785	405,898	2,303,744
Shares redeemed	(3,612,634)	(20,496,940)	(3,611,734)	(20,502,961)
	(2,872,983)	(16,087,179)	9,103,378	53,916,692
Class R6 Shares
Shares sold	304,283	1,745,000	19,238,105	114,075,864
Reinvestment of distributions	385,858	2,244,149	904,051	5,203,218
Shares redeemed	(10,781,107)	(62,918,018)	(12,153,460)	(68,394,617)
	(10,090,966)	(58,928,869)	7,988,696	50,884,465

NET DECREASE	(15,448,357)	$(89,356,850)	(13,968,725)	$(71,991,506)

(a) Class P Shares commenced operations on April 20, 2018.

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2020

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	U.S. Mortgages Fund

	For the Fiscal Year Ended March 31, 2020		For the Fiscal Year Ended March 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,147,097	$12,015,501	3,562,249	$36,167,495
Reinvestment of distributions	72,641	759,762	77,894	790,440
Shares redeemed	(1,390,147)	(14,531,261)	(3,036,646)	(30,663,173)
	(170,409)	(1,755,998)	603,497	6,294,762
Institutional Shares
Shares sold	3,783,136	39,828,543	2,459,139	25,076,453
Reinvestment of distributions	97,793	1,027,136	116,111	1,181,298
Shares redeemed	(2,179,366)	(22,734,868)	(7,126,351)	(72,695,244)
	1,701,563	18,120,811	(4,551,101)	(46,437,493)
Separate Account Institutional
Shares sold	5,621,328	58,813,402	4,010,474	40,545,758
Reinvestment of distributions	594,845	6,226,978	611,699	6,206,919
Shares redeemed	(7,488,684)	(78,227,152)	(5,356,831)	(54,137,598)
	(1,272,511)	(13,186,772)	(734,658)	(7,384,921)
Investor Shares
Shares sold	6,470,677	67,746,968	6,669,415	67,722,904
Reinvestment of distributions	450,005	4,720,326	459,929	4,677,124
Shares redeemed	(10,917,083)	(114,719,394)	(7,476,266)	(75,860,432)
	(3,996,401)	(42,252,100)	(346,922)	(3,460,404)
Class P Shares(a)
Shares sold	114,565	1,201,600	861,600	8,764,111
Reinvestment of distributions	26,030	272,951	20,321	206,554
Shares redeemed	(501,913)	(5,242,891)	(50,620)	(512,132)
	(361,318)	(3,768,340)	831,301	8,458,533
Class R6 Shares
Shares sold	1,010,406	10,585,447	1,146,544	11,682,322
Reinvestment of distributions	48,738	511,536	22,296	227,258
Shares redeemed	(529,758)	(5,551,845)	(273,585)	(2,782,666)
	529,386	5,545,138	895,255	9,126,914

NET DECREASE	(3,569,690)	(37,297,261)	(3,302,628)	(33,402,609)

(a)	Class P Shares commenced operations on April 20, 2018.

182

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs High Yield Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Local Emerging Markets Debt Fund, and Goldman Sachs U.S. Mortgages Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs High Yield Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Local Emerging Markets Debt Fund, and Goldman Sachs U.S. Mortgages Fund (six of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2020, the related statements of operations for the year ended March 31, 2020, the statements of changes in net assets for each of the two years in the period ended March 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 26, 2020

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

183

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Trust (“GST”) was held on January 23, 2020 to consider and act upon the proposals below. The Fund will amortize its respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

At the Meeting, Dwight L. Bush, Kathryn A. Cassidy, Joaquin Delgado and Gregory G. Weaver were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Proposal 1. Election of Trustees	For	Against	Withheld	Broker Non-Votes

Dwight L. Bush	94,278,961,728.065	0	349,026,343.365	0

Kathryn A. Cassidy	94,310,850,789.164	0	317,137,282.266	0

Joaquin Delgado	94,282,646,444.727	0	345,341,626.703	0

Gregory G. Weaver	94,306,589,873.348	0	321,398,198.082	0

184

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Liquidity Risk Management Program (Unaudited)

Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, each Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 11-12, 2020, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; and (2) an assessment of the methodologies used to classify investments into one of four liquidity categories. The report concluded that the Program was reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

185

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2020 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Separate Account Institutional, Investor, Class P, Class R or Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Separate Account Institutional, Investor, Class P, Class R or Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2019 through March 31, 2020, which represents a period of 183 out of 366 days.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by 1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Emerging Markets Debt Fund				High Yield Fund				High Yield Floating Rate Fund
Share Class	Beginning Account Value 10/1/19	Ending Account Value 3/31/20		Expenses Paid for the 6 months ended 3/31/20*	Beginning Account Value 10/1/19	Ending Account Value 3/31/20		Expenses Paid for the 6 months ended 3/31/20*	Beginning Account Value 10/1/19	Ending Account Value 3/31/20		Expenses Paid for the 6 months ended 3/31/20*
Class A
Actual	$1,000.00	$854.20		$5.52	$1,000.00	$881.90		$4.85	$1,000.00	$861.40		$4.98
Hypothetical 5% return	1,000.00	1,019.05	+	6.01	1,000.00	1,019.85	+	5.20	1,000.00	1,019.65	+	5.40
Class C
Actual	1,000.00	851.70		8.93	1,000.00	878.80		8.36	1,000.00	858.20		8.45
Hypothetical 5% return	1,000.00	1,015.35	+	9.72	1,000.00	1,016.09	+	8.97	1,000.00	1,015.90	+	9.17
Institutional
Actual	1,000.00	856.50		4.04	1,000.00	883.60		3.53	1,000.00	863.10		3.35
Hypothetical 5% return	1,000.00	1,020.65	+	4.39	1,000.00	1,021.25	+	3.79	1,000.00	1,021.40	+	3.64
Service
Actual	—	—		—	1,000.00	880.90		5.88	—	—		—
Hypothetical 5% return	—	—		—	1,000.00	1,018.75	+	6.31	—	—		—
Investor
Actual	1,000.00	856.30		4.36	1,000.00	883.20		3.67	1,000.00	862.90		3.77
Hypothetical 5% return	1,000.00	1,020.30	+	4.75	1,000.00	1,021.10	+	3.94	1,000.00	1,020.95	+	4.09
Class P
Actual	1,000.00	856.40		4.00	1,000.00	883.60		3.50	1,000.00	863.10		3.35
Hypothetical 5% return	1,000.00	1,020.70	+	4.35	1,000.00	1,021.28	+	3.76	1,000.00	1,021.40	+	3.64
Class R
Actual	—	—		—	1,000.00	880.80		6.02	1,000.00	860.40		6.14
Hypothetical 5% return	—	—		—	1,000.00	1,018.60	+	6.46	1,000.00	1,018.40	+	6.66
Class R6
Actual	1,000.00	855.80		3.99	1,000.00	883.80		3.49	1,000.00	863.10		3.35
Hypothetical 5% return	1,000.00	1,020.70	+	4.34	1,000.00	1,021.30	+	3.74	1,000.00	1,021.40	+	3.64

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class P	Class R	Class R6
Emerging Markets Debt+	1.19%	1.93%	0.87%	—%	0.94%	0.86%	—%	0.86%
High Yield+	1.03	1.78	0.75	1.25	0.78	0.74	1.28	0.74
High Yield Floating Rate+	1.07	1.82	0.72	—	0.81	0.72	1.32	0.72

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

186

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2020 (Unaudited) (continued)

	Investment Grade Credit Fund				Local Emerging Markets Debt Fund				U.S. Mortgages Fund
Share Class	Beginning Account Value 10/1/19	Ending Account Value 3/31/20		Expenses Paid for the 6 months ended 3/31/20*	Beginning Account Value 10/1/19	Ending Account Value 3/31/20		Expenses Paid for the 6 months ended 3/31/20*	Beginning Account Value 10/1/19	Ending Account Value 3/31/20		Expenses Paid for the 6 months ended 3/31/20*
Class A
Actual	$1,000.00	$947.30		$3.51	$1,000.00	$867.00		$5.74	$1,000.00	$1,019.10		$3.99
Hypothetical 5% return	1,000.00	1,021.40	+	3.64	1,000.00	1,018.85	+	6.21	1,000.00	1,021.05	+	3.99
Class C
Actual	—	—		—	1,000.00	862.00		9.22	—	—		—
Hypothetical 5% return	—	—		—	1,000.00	1,015.10	+	9.97	—	—		—
Institutional
Actual	1,000.00	949.90		1.85	1,000.00	867.80		4.34	1,000.00	1,021.70		2.27
Hypothetical 5% return	1,000.00	1,023.10	+	1.92	1,000.00	1,020.35	+	4.70	1,000.00	1,022.75	+	2.28
Separate Account Institutional
Actual	1,000.00	949.00		1.80	—	—		—	1,000.00	1,020.80		2.22
Hypothetical 5% return	1,000.00	1,023.15	+	1.87	—	—		—	1,000.00	1,022.80	+	2.23
Investor
Actual	1,000.00	949.50		2.29	1,000.00	867.80		4.58	1,000.00	1,021.30		2.73
Hypothetical 5% return	1,000.00	1,022.65	+	2.38	1,000.00	1,020.10	+	4.95	1,000.00	1,022.30	+	2.73
Class P
Actual	1,000.00	948.90		1.81	1,000.00	866.30		4.29	1,000.00	1,021.80		2.24
Hypothetical 5% return	1,000.00	1,023.14	+	1.88	1,000.00	1,020.40	+	4.65	1,000.00	1,022.78	+	2.24
Class R6
Actual	1,000.00	950.00		1.80	1,000.00	867.80		4.30	1,000.00	1,020.80		2.22
Hypothetical 5% return	1,000.00	1,023.15	+	1.87	1,000.00	1,020.45	+	4.65	1,000.00	1,022.80	+	2.23

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Separate Account Institutional	Investor	Class P	Class R6
Investment Grade Credit+	0.72%	—%	0.38%	0.37%	0.47%	0.37%	0.37%
Local Emerging Markets Debt+	1.23	1.98	0.93	—	0.98	0.92	0.92
U.S. Mortgages+	0.79	—	0.45	0.44	0.54	0.44	0.44

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

187

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 71	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Dwight L. Bush Age: 63	Trustee	Since 2020	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002–2014 and 2017-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019—January 2020). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Kathryn A. Cassidy Age: 66	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Diana M. Daniels Age: 70	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006- 2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Joaquin Delgado Age: 60	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr.Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019—January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	Stepan Company (a specialty chemical manufacturer)

188

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Roy W. Templin Age: 59	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 68	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Verizon Communications Inc.

James A. McNamara Age: 57	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				168	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of March 31, 2020.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of March 31, 2020, Goldman Sachs Trust consisted of 90 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 42 portfolios (21 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

189

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 57	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 42	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 51	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of March 31, 2020.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Single Sector Fixed Income Funds Tax Information (Unaudited)

For the fiscal year ended March 31, 2020, 0.02% of the dividends paid from net investment company taxable income by the High Yield Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 871(k) of the Internal Revenue Code, the Investment Grade Credit Fund designates $2,197,981 as short-term capital gain dividends paid during the fiscal year ended March 31, 2020.

Pursuant to Section 852 of the Internal Revenue Code, the Investment Grade Credit Fund designates $4,923,132 or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended March 31, 2020.

190

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.66 trillion in assets under supervision as of March 31, 2020, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund[4]
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund[5]
∎	Emerging Markets Equity Fund
∎	Imprint Emerging Markets Opportunities Fund[6]
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date Retirement Portfolio[7]
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on April 30, 2020, the Goldman Sachs Global Income Fund was renamed the Goldman Sachs Global Core Fixed Income Fund.
[5]Effective	after the close of business of November 20, 2019, the Goldman Sachs Asia Equity Fund was renamed the Goldman Sachs China Equity Fund.
[6]Effective	after the close of business on August 30, 2019, the Goldman Sachs N-11 Equity Fund was renamed the Goldman Sachs Imprint Emerging Markets Opportunities Fund.
[7]Effective	December 27, 2019, the Goldman Sachs Target Date 2020 Portfolio was renamed the Goldman Sachs Target Date Retirement Portfolio.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman Sachs & Co. LLC (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Economic and market forecasts presented herein reflect a series of assumptions and judgments as of the date of this report and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Fund holdings and allocations shown are as of March 31, 2020 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

A summary prospectus, if available, or a Prospectus for the Funds containing more information may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550). Please consider a Fund’s objectives, risks, and charges and expenses, and read the summary prospectus, if available, and the Prospectus carefully before investing. The summary prospectus, if available, and the Prospectus contains this and other information about the Funds.

© 2020 Goldman Sachs. All rights reserved. 203826-OTU-1199159 SSFIAR-20

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2020	2019	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,688,525	$4,670,430	Financial Statement audits.

Audit-Related Fees:

• PwC	$211,276	$478,879	Other attest services.

Tax Fees:

• PwC	$713,523	$1,320,879	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2020	2019	Description of Services Rendered
Audit-Related Fees:

• PwC	$2,000,617	$1,945,098	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and Semi-Annual Updates related to withholding tax accrual for non-US Jurisdictions. These fees are borne by the Funds’ Adviser.

*

These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended March 31, 2020 and March 31, 2019 were approximately $924,799 and $1,799,758 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2019 and December 31, 2018 were approximately $14.7 and $12.3 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2019 and 2018 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 13(a)(1) of the registrant’s Form N-CSR filed on May 5, 2020.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)	Not applicable to open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara
James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	May 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara
James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	May 29, 2020

By:	/s/ Joseph F. DiMaria
Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs Trust

Date:	May 29, 2020